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                         POOLING AND SERVICING AGREEMENT
                          Dated as of November 1, 1998





                              LASALLE NATIONAL BANK
                                    (Trustee)



                                       and


                                SUPERIOR BANK FSB
                            (Depositor and Servicer)












                         AFC Mortgage Loan Asset Backed
                           Certificates, Series 1998-4



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                                                 TABLE OF CONTENTS
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ARTICLE I

DEFINITIONS.......................................................................................................2

ARTICLE II

SALE AND CONVEYANCE OF THE TRUST FUND............................................................................44
         Section 2.01      Sale and Conveyance of Trust Fund; Priority and Subordination of
                           Ownership Interests...................................................................44
         Section 2.02      Possession of Mortgage Files..........................................................44
         Section 2.03      Books and Records.....................................................................44
         Section 2.04      Delivery of Mortgage Loan Documents...................................................45
         Section 2.05      Acceptance by Trustee of the Trust Fund; Certain Substitutions;
                           Certification by Trustee..............................................................48
         Section 2.06      [Reserved]............................................................................51
         Section 2.07      Execution of Certificates.............................................................51
         Section 2.08      Fees and Expenses of the Trustee......................................................51
         Section 2.09      Application of Principal and Interest.................................................51
         Section 2.10      Conveyance of the Subsequent Mortgage Loans...........................................51


ARTICLE III

REPRESENTATIONS AND WARRANTIES...................................................................................57
         Section 3.01      Representations of the Depositor......................................................57
         Section 3.02      Individual Mortgage Loans.............................................................59
         Section 3.03      Purchase and Substitution.............................................................70

ARTICLE IV

THE CERTIFICATES.................................................................................................73
         Section 4.01      The Certificates......................................................................73
         Section 4.02      Registration of Transfer and Exchange of Certificates.................................73
         Section 4.03      Mutilated, Destroyed, Lost or Stolen Certificates.....................................78
         Section 4.04      Persons Deemed Owners.................................................................78
         Section 4.05      Information Reports to be Filed by the Servicer.......................................79

ARTICLE V

ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS...............................................................80
         Section 5.01      Duties of the Servicer................................................................80
         Section 5.02      Liquidation of Mortgage Loans.........................................................82
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         Section 5.03      Establishment of Principal and Interest Accounts; Deposits in Principal and
                           Interest Accounts.....................................................................83
         Section 5.04      Permitted Withdrawals From the Principal and Interest Account.........................84
         Section 5.05      Payment of Property Taxes, Insurance and Other Charges................................86
         Section 5.06      Transfer of Accounts; Monthly Statements..............................................86
         Section 5.07      Maintenance of Hazard Insurance.......................................................87
         Section 5.08      Maintenance of Mortgage Impairment Insurance Policy...................................88
         Section 5.09      Fidelity Bond.........................................................................88
         Section 5.10      Title, Management and Disposition of REO Property.....................................88
         Section 5.11      Right to Repurchase Defaulted Mortgage Loans..........................................91
         Section 5.12      Collection of Certain Mortgage Loan Payments..........................................91
         Section 5.13      Access to Certain Documentation and Information Regarding the Mortgage
                           Loans.................................................................................92
         Section 5.14      Superior Liens........................................................................92
         Section 5.15.     Environmental Matters.................................................................93

ARTICLE VI

PAYMENTS TO THE CERTIFICATEHOLDERS...............................................................................94
         Section 6.01      Establishment of Certificate Account; Deposits in Certificate Account.................94
         Section 6.02      Permitted Withdrawals from Certificate Account........................................94
         Section 6.03      Establishment of Trustee Expense Account; Deposits in Trustee Expense
                           Account; Permitted Withdrawals from Trustee Expense Account...........................95
         Section 6.04      Payment of Monthly Premium to Certificate Insurer.....................................97
         Section 6.05      Investment of Accounts................................................................97
         Section 6.06      Priority and Subordination of Distributions...........................................98
         Section 6.07      Insufficiency of Amount Available or Net Excess Amount Available.....................107
         Section 6.08      Statements...........................................................................108
         Section 6.09      Advances by the Servicer.............................................................113
         Section 6.10      Compensating Interest................................................................114
         Section 6.11      [Reserved]...........................................................................114
         Section 6.12      Pre-Funding Account..................................................................114
         Section 6.13      Interest Coverage Account............................................................115
         Section 6.14      Reserve Account......................................................................117
         Section 6.15      [Reserved]...........................................................................118
         Section 6.16      Compliance with Withholding Requirements.............................................118

ARTICLE VII

GENERAL SERVICING PROCEDURE.....................................................................................120
         Section 7.01      Assumption Agreements................................................................120
         Section 7.02      Satisfaction of Mortgages and Release of Mortgage Files..............................120
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         Section 7.03      Servicing Compensation...............................................................122
         Section 7.04      Annual Statement as to Compliance....................................................122
         Section 7.05      Annual Independent Public Accountants' Servicing Report and Comfort
                           Letter...............................................................................123
         Section 7.06      Certificateholder's, Trustee's and Certificate Insurer's Right to Examine
                           Servicer Records.....................................................................123
         Section 7.07      Reports to the Trustee; Principal and Interest Account Statements....................124

ARTICLE VIII

REPORTS TO BE PROVIDED BY SERVICER..............................................................................125
         Section 8.01      Financial Statements.................................................................125

ARTICLE IX

THE SERVICER....................................................................................................126
         Section 9.01      Indemnification; Third Party Claims..................................................126
         Section 9.02      Merger or Consolidation of the Depositor and the Servicer............................127
         Section 9.03      Limitation on Liability of the Servicer and Others...................................127
         Section 9.04      Servicer Not to Resign...............................................................127
         Section 9.05      Representations of the Servicer......................................................128
         Section 9.06      Accounting Upon Resignation or Termination of Servicer...............................129

ARTICLE X

DEFAULT.........................................................................................................131
         Section 10.01     Events of Default....................................................................131
         Section 10.02     Trustee to Act; Appointment of Successor.............................................134
         Section 10.03     Waiver of Defaults...................................................................136

ARTICLE XI

TERMINATION.....................................................................................................137
         Section 11.01     Termination..........................................................................137
         Section 11.02     Additional Termination Requirements..................................................139
         Section 11.03     Depositor's Right to Depositor's Yield Absolute......................................139

ARTICLE XII

THE TRUSTEE.....................................................................................................141
         Section 12.01     Duties of Trustee....................................................................141
         Section 12.02     Certain Matters Affecting the Trustee................................................143
         Section 12.03     Trustee Not Liable for Certificates or Mortgage Loans................................144
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         Section 12.04     Trustee May Own Certificates.........................................................145
         Section 12.05     Servicer to Pay Trustee's Fees and Expenses..........................................145
         Section 12.06     Eligibility Requirements for Trustee.................................................145
         Section 12.07     Resignation and Removal of the Trustee...............................................146
         Section 12.08     Successor Trustee....................................................................147
         Section 12.09     Merger or Consolidation of Trustee...................................................147
         Section 12.10     Appointment of Co-Trustee or Separate Trustee........................................148
         Section 12.11     Tax Returns..........................................................................149
         Section 12.12     Appointment of Custodians............................................................149
         Section 12.13     Trustee May Enforce Claims Without Possession of Certificates........................149
         Section 12.14     Suits for Enforcement................................................................149
         Section 12.15     Control of Remedies by Certificate Insurer and Certificateholders....................150

ARTICLE XIII

REMIC PROVISIONS................................................................................................151
         Section 13.01     REMIC Administration.................................................................151
         Section 13.02     Prohibited Transactions and Activities...............................................154
         Section 13.03     Servicer and Trustee Indemnification.................................................154

ARTICLE XIV

MISCELLANEOUS PROVISIONS........................................................................................155
         Section 14.01     Acts of Certificateholders...........................................................155
         Section 14.02     Amendment............................................................................155
         Section 14.03     Recordation of Agreement.............................................................156
         Section 14.04     Duration of Agreement................................................................156
         Section 14.05     Governing Law........................................................................156
         Section 14.06     Notices..............................................................................156
         Section 14.07     Severability of Provisions...........................................................157
         Section 14.08     No Partnership.......................................................................158
         Section 14.09     Counterparts.........................................................................158
         Section 14.10     Successors and Assigns...............................................................158
         Section 14.11     Headings.............................................................................158
         Section 14.12     The Certificate Insurer..............................................................158
         Section 14.13     Paying Agent.........................................................................158
         Section 14.14     Actions of Certificateholders........................................................159
         Section 14.15     Grant of Security Interest...........................................................160
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EXHIBIT A         CONTENTS OF MORTGAGE FILE
EXHIBIT B-1       FORM OF CLASS 1A CERTIFICATE
EXHIBIT B-2       FORM OF CLASS 2A CERTIFICATE
EXHIBIT B-3       FORM OF CLASS R CERTIFICATE
EXHIBIT B-4       FORM OF REVERSE OF CERTIFICATE
EXHIBIT C         PRINCIPAL AND INTEREST ACCOUNT LETTER AGREEMENT
EXHIBIT D         RESALE CERTIFICATION
EXHIBIT E         ASSIGNMENT
EXHIBIT E(1)      WIRING INSTRUCTIONS FORM
EXHIBIT F         FORM OF TRUSTEE INITIAL CERTIFICATION
EXHIBIT F-1       FORM OF TRUSTEE INTERIM CERTIFICATION
EXHIBIT G         FORM OF TRUSTEE FINAL CERTIFICATION
EXHIBIT H-1       MORTGAGE LOAN SCHEDULE FOR SUB-POOL I
EXHIBIT H-2       MORTGAGE LOAN SCHEDULE FOR SUB-POOL II
EXHIBIT H-3       MORTGAGE LOAN SCHEDULE FOR SUB-POOL III
EXHIBIT H-4       MORTGAGE LOAN SCHEDULE FOR SUB-POOL IV
EXHIBIT I         REQUEST FOR RELEASE OF DOCUMENTS
EXHIBIT J         TRANSFER AFFIDAVIT
EXHIBIT J-1       FORM OF TRANSFER CERTIFICATE
EXHIBIT K         SPECIAL POWER OF ATTORNEY
EXHIBIT L         CUSTODIAL AGREEMENT
EXHIBIT M         FORM OF LIQUIDATION REPORT
EXHIBIT N         FORM OF DELINQUENCY REPORT
EXHIBIT O         CERTIFICATE INSURANCE POLICY
EXHIBIT P         PRINCIPAL PAYMENT TABLES
EXHIBIT Q         FORM OF SERVICER'S MONTHLY REMITTANCE REPORT TO
                  TRUSTEE
EXHIBIT R         PROPOSED SUBSEQUENT MORTGAGE LOAN SCHEDULE
EXHIBIT S         MORTGAGE LOANS 30 OR MORE DAYS DELINQUENT
EXHIBIT T         SUBSEQUENT TRANSFER INSTRUMENT
EXHIBIT U         FORM OF ADDITION NOTICE
EXHIBIT V         SCHEDULE OF MORTGAGE LOANS WITH LOST NOTE AFFIDAVITS


                                      -vi-


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     Pooling and Servicing Agreement dated as of November 1, 1998, among LaSalle
National Bank, as trustee (the "Trustee"), Superior Bank FSB, as depositor (the "Depositor") and servicer (the "Servicer").

                              PRELIMINARY STATEMENT

     In order to facilitate the servicing of certain Mortgage Loans by the Servicer, the Servicer and the Depositor are entering into this Agreement with the Trustee. The Depositor is transferring the Group 1 Mortgage Loans and Group 2 Mortgage Loans to the Trustee for the benefit of the Certificateholders under this Agreement, pursuant to which five classes of Certificates are being issued on the Closing Date, denominated on the face thereof as AFC Mortgage Loan Asset Backed Certificates, Series 1998-4, Class 1A-1, Class 1A-2, Class 2A-1, Class 2A-2 and Class R, respectively.

     The Class 1A, Class 2A and the Class R Certificates represent, in the aggregate, a 100% undivided ownership interest in the Mortgage Loans and all proceeds thereof due after the Cut-off Date with respect to the Initial Mortgage Loans and due after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans (other than the Depositor's Yield). The Group 1 Initial Mortgage Loans have an aggregate outstanding principal balance of $95,421,584.84 as of the Cut-off Date, and the Group 2 Initial Mortgage Loans have an aggregate outstanding principal balance of $95,492,267.62 as of the Cut-off Date, after application of payments received by the Depositor on or before such date. The aggregate outstanding principal balance of both Groups is $190,913,852.46 as of the Cut-off Date. Group 1 consists of fixed rate mortgage loans and Group 2 consists of adjustable rate mortgage loans. The Class A Certificates will have variable pass-through rates. As provided herein, the Class R Certificates are subordinate to the Class A Certificates. As provided herein, the Servicer will make an election that the segregated pool of assets subject to this Agreement, including the Mortgage Loans, be treated for federal income tax purposes as a "real estate mortgage investment conduit" (a "REMIC"). The Class 1A- 1, Class 1A-2, Class 2A-1 and Class 2A-2 Certificates will be "regular interests" and the Class R Certificates will be the sole Class of "residual interests" in such REMIC.

     The parties hereto agree as follows:

     [Intentionally Left Blank]





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                                    ARTICLE I

                                   DEFINITIONS

     Whenever used in this Agreement, including the Preliminary Statement, the following words and phrases, unless the context otherwise requires, shall have the following meanings. This Agreement relates to the Trust Fund consisting of Group 1 and Group 2, evidenced by AFC Mortgage Loan Asset Backed Certificates, Series 1998-4, Class 1A-1, Class 1A-2, Class 2A-1, Class 2A-2 and Class R. All calculations of interest pursuant to this Agreement, unless otherwise specified, are based on the actual number of days elapsed in the Accrual Period and a 360-day year.

     ACCOUNT: Any of the Certificate Accounts, Trustee Expense Accounts, Interest Coverage Accounts, Reserve Accounts, Principal and Interest Accounts or Pre-Funding Accounts established by the Trustee and held in trust by the Trustee for the Certificateholders. The Trustee's obligation to establish and maintain the Accounts is not delegable, except with respect to the Principal and Interest Accounts.

     ACCRUAL PERIOD: With respect to the Class 1A and Class 2A Certificates and with respect to any Remittance Date other than the December 1998 Remittance Date, the period commencing on the immediately preceding Remittance Date and ending on the day immediately preceding such Remittance Date. With respect to the December 1998 Remittance Date, the period commencing on the Closing Date and ending on the day immediately preceding the December 1998 Remittance Date.

     ADDITION NOTICE: With respect to the transfer of Subsequent Mortgage Loans to the Trust Fund pursuant to Section 2.10 of this Agreement, a notice, substantially in the form of Exhibit U, which shall be given not later than two Business Days prior to the related Subsequent Transfer Date, of the Depositor's designation of Subsequent Mortgage Loans to be sold to the Trust Fund and the aggregate principal balance of such Subsequent Mortgage Loans.

     ADDITIONAL PRINCIPAL: With respect to the Class 1A or Class 2A Certificates and any Remittance Date, an amount equal to the lesser of (i) the amount necessary to reduce the related Class 1A or Class 2A Principal Balance so that the Overcollateralization Amount for the related Sub-Pool equals the related Required Overcollateralization Amount for such Sub-Pool and (ii) the sum of (1) the product of the related Class Percentage and the sum of (a) the Remaining Net Excess Spread for such Group, (b) the Available Transfer Cashflow for such Group and (c) the Net Excess Principal for such Group and (2) the amount, if any, that is not required to be included in the Additional Principal for the Class of Class A Certificates related to the other Sub-Pool in the related Group for such Remittance Date as a result of the application of clause (i) of this definition of Additional Principal to such other Sub-Pool.

     ADJUSTMENT DATE: With respect to each Group 2 Mortgage Loan, a date on which the Mortgage Rate may adjust, as provided in the related Mortgage Note.


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     ADVERSE REMIC EVENT: As defined in Section 13.01(f).

     AFFILIATE: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For the purposes of this definition, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     AGREEMENT: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

     AMOUNT AVAILABLE: With respect to each Group and for a particular Remittance Date, the sum of (i) the Available Remittance Amount for such Group (reduced by the related Monthly Premium to be paid to the Certificate Insurer pursuant to Section 6.04), (ii) the Excess Spread with respect to such Group for such Remittance Date, (iii) if an Available Funds Shortfall exists in such Group, (a) first, the Net Excess Spread from the other Group, to the extent of such Available Funds Shortfall and (b) second, the Excess Principal from the other Group, to the extent of any remaining Available Funds Shortfall, (iv) if such Remittance Date is prior to the Cross-Over Date, (a) first, the Available Transfer Cashflow, to the extent necessary to reach the Required Overcollateralization Amount for such Group and (b) second, the Net Excess Principal, to the extent necessary to reach the Required Overcollateralization Amount for such Group, (v) any amounts required to be deposited in the related Certificate Account pursuant to Section 6.14(c) and (vi) any Insured Payments with respect to such Group.

     AMOUNTS HELD FOR FUTURE DISTRIBUTION: With respect to any Group and as to any Remittance Date, the aggregate amount held in the Principal and Interest Accounts with respect to such Group on account of all Monthly Payments, or portions thereof, received in respect of scheduled principal and interest due after the Due Period related to such Remittance Date for application on the scheduled Due Date at the request of the Mortgagor.

     ANNUAL TRUSTEE EXPENSE AMOUNT: As of each Remittance Date, with respect to each Mortgage Loan, an amount equal to one-twelfth of the product of 0.010% multiplied by the related Principal Balance.

     APPRAISED VALUE: The appraised value of the Mortgaged Property based upon the appraisal made by or for the originator at the time of the origination of the related Mortgage Loan, or the sales price of the Mortgaged Property at the time of such origination, whichever is less.

     ASSIGNMENT OF LEASES: With respect to any Mortgaged Property related to the Multifamily Loans, Mixed Use Loans and Commercial Loans, any assignment of leases, rents and profits or similar document or instrument executed by the related Mortgagor in connection with the origination of the related Multifamily Loan, Mixed Use Loan or Commercial Loan assigning to the mortgagee all of the income, rents and profits derived from the ownership, operation, leasing or disposition of all or a portion of such Mortgaged Property.

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     ASSIGNMENT OF MORTGAGE: With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect of record the sale of the Mortgage to the Trustee for the benefit of the Certificateholders.

     AUTHORIZED DENOMINATIONS: Each of the Class 1A and Class 2A Certificates are issuable only in the minimum Percentage Interest corresponding to a minimum denomination of $100,000 or integral multiples of $1,000 in excess thereof (except that a single Certificate for each of the Class 1A-1, Class 1A-2, Class 2A-1 and Class 2A-2 Certificates may be issued in a different amount which is less than the related minimum dollar denomination).

     AVAILABLE FUNDS CAP CARRY FORWARD AMOUNT: With respect to Group 2 and any Remittance Date up to and including (but not after) the Remittance Date on which the Class 2A Principal Balance is reduced to zero, an amount equal to the sum of
(i) the excess, if any, of (x) the Class 2A Interest Remittance Amount for the immediately preceding Remittance Date calculated pursuant to clause (i) of the definition of Class 2A-1 Pass-Through Rate and clause (i) of the definition of Class 2A-2 Pass Through Rate, as applicable, but in no event greater than the Available Funds Cap Rate, over (y) the Class 2A Interest Remittance Amount for the immediately preceding Remittance Date calculated pursuant to clause (ii) of the definition of Class 2A-1 Pass-Through Rate and clause (ii) of the definition of Class 2A-2 Pass-Through Rate, as applied, (ii) the amount of any Available Funds Cap Carry Forward Amount for such preceding Remittance Date to the extent not distributed to the Class 2A Certificateholders on such preceding Remittance Date and (iii) interest accrued on the amounts described in clauses (i) and (ii) above during the Accrual Period for the current Remittance Date at the Class 2A-1 Pass-Through Rate and Class 2A-2 Pass-Through Rate, as applicable, for such Remittance Date.

     AVAILABLE FUNDS CAP RATE: As to any Remittance Date, the weighted average of the Maximum Mortgage Rates of the Group 2 Mortgage Loans minus, with respect to Group 2, the sum of (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated and (c) the Premium Percentage.

     AVAILABLE FUNDS SHORTFALL: With respect to any Group and for a particular Remittance Date, the amount by which the Available Remittance Amount plus Excess Spread for such Group is less than the Required Payments (other than in respect of the Class A Principal Remittance Amount after the related Cross-over Date) for such Group.

     AVAILABLE PRINCIPAL AMOUNT: With respect to any Sub-Pool and for a particular Remittance Date, the excess, if any, of the amount described in the definition of Class A Principal Remittance Amount without giving effect to clause (a) thereof over the amount described in the related definition of Class A Principal Remittance Amount, after giving effect to clause (a) thereof.

     AVAILABLE REMITTANCE AMOUNT: With respect to each Group and Remittance Date, the sum of the following: (i) the sum of all amounts described in clauses
(i) through (vii), inclusive, of Section 5.03 received by the Servicer or any Subservicer (including

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any amounts paid by the Servicer or the Depositor and excluding any Excess
Spread with respect to the related Group, any related Amounts Held for Future Distribution, any amounts not required to be deposited in the related Principal and Interest Accounts pursuant to Section 5.03 and any amounts withdrawn by the Servicer pursuant to Section 5.04(ii), (iii), (v), (vi) and (vii) as of the related Determination Date) during the related Due Period and deposited into the related Certificate Account as of the related Determination Date, (ii) the amount of any Monthly Advances and Compensating Interest payments with respect to the related Group remitted by the Servicer for such Remittance Date, (iii) with respect to the final Remittance Date in connection with the purchase of all the Mortgage Loans and REO Properties by the Servicer or Certificate Insurer, the Termination Price remitted by the Servicer and (iv) the amount of any Interest Coverage Additions with respect to the related Group for such Remittance Date. No amount included in the computation of the Available Remittance Amount with respect to any Remittance Date by virtue of being described by any component of the definition thereof shall be included more than once by virtue of also being described by any other component or otherwise.

     AVAILABLE TRANSFER CASHFLOW: With respect to each Group and for a particular Remittance Date, an amount equal to the Remaining Net Excess Spread for the other Group remaining after the payment, if any, of Additional Principal on the Class A Certificates related to such other Group.

     BALLOON MORTGAGE LOAN: Any Mortgage Loan that provided on the date of origination for an amortization schedule extending beyond its stated maturity date.

     BALLOON PAYMENT: With respect to any Balloon Mortgage Loan, as of any date of determination, the Monthly Payment payable on the stated maturity date of such Mortgage Loan.

     BOOK-ENTRY CERTIFICATE: Any Class 1A or Class 2A Certificate registered in the name of the Depository or its nominee.

     BUSINESS DAY: Any day other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the States of New York, Illinois or New Jersey are authorized or obligated by law or executive order to be closed; provided, however, that the Servicer shall provide the Trustee with a list of dates on which banking institutions in the State of New Jersey are authorized or obligated by law or executive order to be closed and such list shall be revised annually thereafter and delivered to the Trustee prior to the expiration of the most recent list provided. Failure to provide such list shall not constitute an Event of Default; provided that the Trustee may rely on the most recently delivered list without further investigation.

     CERCLA: The Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

     CERTIFICATE: Any Class 1A-1 Certificate, Class 1A-2 Certificate, Class 2A-1 Certificate, Class 2A-2 Certificate or Class R Certificate executed by the Trustee on behalf of the

Trust Fund and authenticated by the Trustee, substantially in the applicable form annexed hereto as Exhibits B-1 through B-3.

     CERTIFICATE ACCOUNT: With respect to each Group, as described in Section
6.01. With respect to Group 1, the Certificate Account shall be known as the Group 1 Certificate Account and with respect to Group 2, the Certificate Account shall be known as the Group 2 Certificate Account.

     CERTIFICATEHOLDER or HOLDER: The Person in whose name a Certificate is registered in the Certificate Register, except that, neither a Disqualified Organization nor a Non-United States Person shall be a Holder of a Class R Certificate for any purposes hereof and, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Depositor, the Servicer or any Subservicer, or registered in the name of any Person known to a Responsible Officer of the Trustee to be an Affiliate of any of them, shall be deemed not to be outstanding and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite Percentage Interest of Certificates necessary to effect any such consent, waiver, request or demand has been obtained. For purposes of any consent, waiver, request or demand of Certificateholders pursuant to this Agreement, upon the Trustee's request, the Depositor, the Servicer and any Subservicer shall provide to the Trustee a notice identifying any of their respective affiliates that is a Certificateholder as of the date(s) specified by the Trustee in such request. All references to "Holders" or "Certificateholders" shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee shall be required to recognize as a "Holder" or "Certificateholder" only the Person in whose name a Certificate is registered in the Certificate Register.

     CERTIFICATE INSURANCE POLICY: The certificate guaranty surety bond, policy number 98011028, dated the Closing Date, issued by the Certificate Insurer for the benefit of the Holders of the Class A Certificates, pursuant to which the Certificate Insurer guarantees Insured Payments, a copy of which is attached hereto as Exhibit O.

     CERTIFICATE INSURER: Financial Guaranty Insurance Company, a New York stock insurance corporation, or any successor thereof, as issuer of the Certificate Insurance Policy.

     CERTIFICATE OWNER: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Certificate as reflected on the books of the Depository or on the books of a Person maintaining an account with the Depository (directly or as an indirect participant, in accordance with the rules of the Depository).

     CERTIFICATE REGISTER: As defined in Section 4.02.

     CERTIFICATE REGISTRAR: Initially, the Trustee, and thereafter, any successor appointed pursuant to Section 4.02.

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     CLASS: Collectively, Certificates bearing the same numerical or alphabetical designation (1A, 1A-1, 1A-2, 2A, 2A-1, 2A-2 or R).

     CLASS PERCENTAGE: With respect to any Class 1A or Class 2A Certificate and any Remittance Date, the percentage obtained by dividing (i) the amount determined pursuant to clause (c) of the definition of Class A Principal Remittance Amount for such Class 1A or Class 2A Certificate on such Remittance Date, by (ii) the sum of the amounts determined pursuant to clause (c) of the definition of Class A Principal Remittance Amounts for all Class 1A or 2A Certificates, as the case may be, on such Remittance Date.

     CLASS 1A CAP RATE: As to any Remittance Date, the weighted average of the Mortgage Rates of the Group 1 Mortgage Loans minus, with respect to Group 1, the sum of (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated and (c) the Premium Percentage.

     CLASS 1A CERTIFICATE: Either a Class 1A-1 or Class 1A-2 Certificate.

     CLASS 1A CERTIFICATEHOLDER: A Holder of a Class 1A-1 or Class 1A-2 Certificate.

     CLASS 1A INTEREST REMITTANCE AMOUNT: As to any Remittance Date, the sum of the Class 1A-1 Interest Remittance Amount and the Class 1A-2 Interest Remittance Amount.

     CLASS 1A-1 CERTIFICATE: A Certificate denominated as a Class 1A-1 Certificate.

     CLASS 1A-2 CERTIFICATE: A Certificate denominated as a Class 1A-2 Certificate.

     CLASS 1A-1 CERTIFICATEHOLDER: A Holder of a Class 1A-1 Certificate.

     CLASS 1A-2 CERTIFICATEHOLDER: A Holder of a Class 1A-2 Certificate.

     CLASS 1A-1 INTEREST REMITTANCE AMOUNT: As to any Remittance
Date, the interest accrued at the Class 1A-1 Pass-Through Rate for the related Accrual Period on the Class 1A-1 Principal Balance immediately prior to such Remittance Date.

     CLASS 1A-2 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, the interest accrued at the Class 1A-2 Pass-Through Rate for the related Accrual Period on the Class 1A-2 Principal Balance immediately prior to such Remittance Date.

     CLASS 1A MAJORITY CERTIFICATEHOLDERS: The Holder or Holders of Class 1A-1 and Class 1A-2 Certificates possessing Voting Rights in excess of 50% in the aggregate.

     CLASS 1A-1 PASS-THROUGH RATE: As to any Remittance Date, the lesser of (i) One-Month LIBOR plus 0.64% per annum and (ii) the Class 1A Cap Rate; provided, however, that on any Remittance Date on which the Servicer does not exercise its option to purchase the Mortgage Loans and REO Properties pursuant to Section 11.01, the rate provided in clause (i) will be One-Month LIBOR plus 1.04% per annum.

     CLASS 1A-2 PASS-THROUGH RATE: As to any Remittance Date, the lesser of (i) One-Month LIBOR plus 0.64% per annum and (ii) the Class 1A Cap Rate; provided, however, that on any Remittance Date on which the Servicer does not exercise its option to purchase the Mortgage Loans and REO Properties pursuant to Section 11.01, the rate provided in clause (i) will be One-Month LIBOR plus 1.04% per annum.

     CLASS 1A PRINCIPAL BALANCE: With respect to the Class 1A Certificates and as of any date of determination, the sum of the Class 1A-1 Principal Balance and the Class 1A-2 Principal Balance.

     CLASS 1A-1 PRINCIPAL BALANCE: With respect to the Class 1A-1 Certificates and as of any date of determination, the Original Class 1A-1 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-1 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (a) or (b)(i) or each of clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount or amounts described in the last sentence of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A-1 Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(iv) and (C) all amounts previously distributed to the Class 1A-1 Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 1A-2 PRINCIPAL BALANCE: With respect to the Class 1A-2 Certificates and as of any date of determination, the Original Class 1A-2 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 1A-2 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (a) or (b)(i) or each of clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount or amounts described in the last sentence of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 1A-2 Certificateholders in respect of principal pursuant to Section 6.06(c)(A)(X)(iv) and (C) all amounts previously distributed to the Class 1A-2 Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 1A REMITTANCE AMOUNT: As of any Remittance Date, the sum of the Class A Remittance Amount with respect to the Class 1A-1 Certificates and the Class 1A-2 Certificates.

     CLASS 2A CAP RATE: As to any Remittance Date, the weighted average of the Mortgage Rates of the Group 2 Mortgage Loans minus, with respect to Group 2, the sum of (a) the Servicing Fee Rate, (b) the rate at which the Annual Trustee Expense Amount is calculated and (c) the Premium Percentage.

     CLASS 2A CERTIFICATE: Either a Class 2A-1 or Class 2A-2 Certificate.

     CLASS 2A CERTIFICATEHOLDER: A Holder of a Class 2A-1 or Class 2A-2 Certificate.

     CLASS 2A INTEREST REMITTANCE AMOUNT: As to any Remittance Date, the sum of the Class 2A-1 Interest Remittance Amount and Class 2A-2 Interest Remittance Amount

     CLASS 2A-1 CERTIFICATE: A Certificate denominated as a Class 2A-1 Certificate.

     CLASS 2A-2 CERTIFICATE: A Certificate denominated as a Class 2A-2 Certificate.

     CLASS 2A-1 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, the interest accrued at the Class 2A-1 Pass-Through Rate for the related Accrual Period on the Class 2A-1 Principal Balance immediately prior to such Remittance Date.

     CLASS 2A-2 INTEREST REMITTANCE AMOUNT: As to any Remittance Date, the interest accrued at the Class 2A-2 Pass-Through Rate for the related Accrual Period on the Class 2A-2 Principal Balance immediately prior to such Remittance Date.

     CLASS 2A MAJORITY CERTIFICATEHOLDERS: The Holder or Holders of Class 2A-1 Certificates and Class 2A-2 Certificates possessing Voting Rights in excess of 50% in the aggregate.

     CLASS 2A-1 PASS-THROUGH RATE: As to any Remittance Date, the lesser of (i) One-Month LIBOR plus 0.53% per annum, and (ii) the Class 2A Cap Rate; provided, however, that on any Remittance Date on which the Servicer does not exercise its right to purchase Mortgage Loans and REO Properties pursuant to Section 11.01, the rate provided in clause (i) will be One-Month LIBOR plus 0.93%.

     CLASS 2A-2 PASS-THROUGH RATE: As to any Remittance Date, the lesser of (i) one Month LIBOR plus 0.53% per annum, and (ii) the Class 2A Cap Rate; provided, however that on any Remittance Date on which the Servicer does not exercise its right to purchase Mortgage Loans and REO Properties pursuant to Section 11.01, the rate provided in clause (i) will be One-Month LIBOR plus 0.93%.

     CLASS 2A PRINCIPAL BALANCE: With respect to the Class 2A Certificates and as of any date of determination, the sum of the Class 2A-1 Principal Balance and the Class 2A-2 Principal Balance.

     CLASS 2A-1 PRINCIPAL BALANCE: With respect to the Class 2A-1 Certificates and as of any date of determination, the Original Class 2A-1 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 2A-1 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (a) or (b)(i) or each of clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount or amounts described in the last sentence of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 2A-1 Certificateholders in respect of principal pursuant to Section 6.06(c)(B)(X)(iv) and (C) all amounts previously distributed to the Class 2A-1 Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 2A-2 PRINCIPAL BALANCE: With respect to the Class 2A-2 Certificates and as of any date of determination, the Original Class 2A-2 Principal Balance reduced by the sum of (A) all amounts (including that portion of Insured Payments, if any, made in respect of principal) previously distributed to the Class 2A-2 Certificateholders in respect of principal on all previous Remittance Dates on account of amounts described in clauses (a) or (b)(i) or each of clauses (c)(i) through (iv), inclusive, and clauses (c)(v) (to the extent the payment pursuant to clause (c)(v) is in respect of principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount or amounts described in the last sentence of the definition of Class A Principal Remittance Amount, (B) all amounts previously distributed to the Class 2A-2 Certificateholders in respect of principal pursuant to Section 6.06(c)(B)(X)(iv) and (C) all amounts previously distributed to the Class 2A-2 Certificateholders pursuant to the last paragraph of Section 6.06(c).

     CLASS 2A REMITTANCE AMOUNT: As of any Remittance Date, the Class A Remittance Amount with respect to the Class 2A Certificates.

     CLASS A CARRY-FORWARD AMOUNT: With respect to either the Class 1A or Class 2A Certificates and as to any Remittance Date, the sum of (i) the amount, if any, by which (x) the related Class 1A or Class 2A Remittance Amount as of the immediately preceding Remittance Date exceeded (y) the amount of the actual distribution, exclusive of any related Insured Payments made to the related Classes of Class A Certificateholders, made pursuant to Sections 6.06(c)(A)(X)(i) and (ii) or pursuant to 6.06(c)(A)(Y)(i) and (ii), with respect to Group 1, or pursuant to Sections 6.06(c)(B)(X)(i) and (ii) or pursuant to Sections 6.06(c)(B)(Y)(i) and (ii), with respect to Group 2, on such immediately preceding Remittance Date and (ii) interest on the amount, if any, described in clause (i) above, to the extent that the amount in clause (i) represents Insured Payments made by the Certificate Insurer, at the weighted average of the Class 1A-1 Pass-Through Rate and the Class 1A-2 Pass-Through Rate, with respect to Group 1, and the weighted average of the Class 2A-1 Pass-Through Rate and the Class 2A-2 Pass-Through Rate with respect to Group 2 from such immediately preceding Remittance Date.

     CLASS A CERTIFICATE: A certificate denominated as a Class 1A-1, Class 1A-2, Class 2A-1, or Class 2A-2 Certificate.

     CLASS A CERTIFICATEHOLDER: A Holder of a Class 1A Certificate or a Class 2A Certificate.

     CLASS A INTEREST REMITTANCE AMOUNT: Any of the Class 1A-1 Interest Remittance Amount, the Class 1A-2 Interest Remittance Amount, the Class 2A-1 Interest Remittance Amount or the Class 2A-2 Interest Remittance Amount.

     CLASS A PASS-THROUGH RATE: As to any Remittance Date, any of the Class 1A-1 Pass-Through Rate, the Class 1A-2 Pass-Through Rate, the Class 2A-1 Pass-Through Rate or the Class 2A-2 Pass-Through Rate.

     CLASS A PRINCIPAL BALANCE: As of any date of determination, either the Class 1A-1 Principal Balance, the Class 2A-1 Principal Balance, the Class 1A-2 Principal Balance or the 2A-2 Principal Balance.

     CLASS A PRINCIPAL REMITTANCE AMOUNT: With respect to any Remittance Date (other than the Remittance Date described in the next succeeding sentence), the amount required to be distributed on such Remittance Date from available funds in respect of any Class of Class A Certificates, such amount being equal to the least of (a) that amount required for the Overcollateralization Amount to reach the Required Overcollateralization Amount with respect to the related Sub-Pool, or thereafter, to maintain such Required Overcollateralization Amount on such Remittance Date, (b) the sum of (i) the related Class A Principal Balance immediately prior to such Remittance Date and (ii) the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments made by the Certificate Insurer with respect to the related Sub-Pool or interest accrued thereon in accordance with the definition of Class A Carry Forward Amount) and (c)(vii) below and (c) the sum of the following amounts with respect to the related Sub-Pool (i) each payment of principal received by the Servicer or any Sub-Servicer (exclusive of Curtailments, Principal Prepayments, the principal portion of Amounts Held for Future Distribution, the principal portion of Deferred Payments and amounts described in clause (c)(iii) hereof) during the related Due Period, including any Excess Payments; (ii) all Curtailments and all Principal Prepayments received by the Servicer during such related Due Period; (iii) the principal portion of all Insurance Proceeds, Released Mortgaged Property Proceeds and Net Liquidation Proceeds received during the related Due Period; (iv) an amount equal to the Unrecovered Class A Portion with respect to such Sub-Pool; (v) the Class A Carry-Forward Amount with respect to such Sub-Pool; (vi) (a) that portion of the purchase price (as indicated in Section 2.05(b)) actually received by the Trustee of any repurchased Mortgage Loan with respect to such Sub-Pool which represents principal and (b) the principal portion of any Substitution Adjustments deposited in the Principal and Interest Account with respect to such Sub-Pool as of the related Determination Date; (vii) any amounts recovered from the related Class 1A or Class 2A Certificateholders during the related Due Period that constituted a Monthly Payment on a related Mortgage Loan or an Advance with respect to such Sub-Pool that was recovered as a Preference Amount by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a Final Order; and (viii) the amount, if any, by which (a) the related Class A Principal Balance with respect immediately prior to such Remittance Date minus the amounts to be distributed on such Remittance Date pursuant to clauses (c)(i), (ii),
(iii) and (iv) above and pursuant to Section 6.06(c)(A)(X)(ii) with respect to Group 1 or Section 6.06(c)(B)(X)(ii) with respect to Group 2 and applied to reduce the related Class A Principal Balance, exceeds (b) the related Scheduled Class A Principal Balance for such Remittance Date as set forth in the related Principal Payment Table. As to the final Remittance Date in connection with the purchase by the Servicer of all the Mortgage Loans and REO Properties pursuant to Section 11.01, the amount of principal required to be distributed on such Remittance Date from available funds in respect of the related Class A Certificates, such amount being equal to the amount described in clause (b) of the immediately preceding sentence with respect to such Remittance Date.

     CLASS A REMITTANCE AMOUNT: For any Class of Class A Certificates and as to any Remittance Date, an amount equal to the sum of (i) the related Class A Principal Remittance Amount and (ii) the related Class A Interest Remittance Amount.

     CLASS R CERTIFICATE: A Certificate denominated as a Class R Certificate.

     CLASS R CERTIFICATEHOLDER: A Holder of a Class R Certificate.

     CLOSING DATE: November 24, 1998.

     CODE: The Internal Revenue Code of 1986, as amended.

     COMBINED LOAN-TO-VALUE RATIO OR CLTV: With respect to any Group 1 Mortgage Loan, the sum of the original principal balance of such Group 1 Mortgage Loan and the outstanding principal balance of any related First Lien as of the date of origination of the Group 1 Mortgage Loan, divided by the lesser of (i) the value of the related Mortgaged Property based upon the appraisal made at the origination of the Group 1 Mortgage Loan or (ii) the purchase price of the Mortgaged Property if the Group 1 Mortgage Loan proceeds are used to purchase the Mortgaged Property.

     COMMERCIAL LOAN: Any Group 1 Mortgage Loan which is secured by a Commercial Property.

     COMMERCIAL PROPERTY: With respect to the Group 1 Mortgage Loans, a property which consists of a commercial structure.

     COMPENSATING INTEREST: As defined in Section 6.10.

     CROSS-OVER DATE: With respect to each Group, the date on and after which the related Subordinated Amount is reduced to zero.

     CURTAILMENT: With respect to a Mortgage Loan, any payment of principal received during a Due Period as part of a payment that is in excess of four times the amount of the Monthly Payment due for such Due Period and which is not intended to satisfy the Mortgage Loan in full, nor is intended to cure a delinquency.

     CUSTODIAL AGREEMENT: The agreement for the retention of the Trustee's Mortgage Files initially in the form attached as Exhibit L.

     CUSTODIAN: The custodian appointed pursuant to a Custodial Agreement and
Section 12.12, which is not affiliated with the Servicer or the Depositor which initially shall be LaSalle National Bank.

     CUT-OFF DATE: November 1, 1998.

     CUT-OFF DATE PRINCIPAL BALANCE: With respect to any Initial Mortgage Loan, the outstanding principal balance of such Mortgage Loan as of the close of business on the Cut-off Date after deducting all payments of principal due or deferred on or prior to such date.

     DEFERRED PAYMENT LOAN: Any Mortgage Loan as to which the Mortgagor, at origination, elected, in accordance with the terms of the related Mortgage Note, to defer the first two or three payments due thereunder.

     DEFERRED PAYMENT: With respect to any Deferred Payment Loan, the aggregate amount of principal and interest deferred pursuant to the terms of such loan.

     DEFINITIVE CERTIFICATES: As defined in Section 4.02(e).

     DELETED MORTGAGE LOAN: A Mortgage Loan replaced by a Qualified Substitute Mortgage Loan.

     DELINQUENCY CALCULATION AMOUNT: With respect to any Determination Date and with respect to Group 1, the sum of:

          (a) 5.375% of the aggregate Principal Balance of the Group 1 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 30 to 59 days Delinquent;

          (b) 10.75% of the aggregate Principal Balance of the Group 1 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 60 to 89 days Delinquent;

          (c) 21.5% of the aggregate Principal Balance of the Group 1 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 90 or more days Delinquent; and

          (d) without duplication of the amounts determined under clauses (a),
     (b) and (c) above, 21.5% of the aggregate Principal Balance of all REO Property with respect to Group 1 held by the Servicer as of the end of the last Business Day of the month preceding such Determination Date.

     With respect to any Determination Date and with respect to Group 2, the sum of:

          (a) 5.375% of the aggregate Principal Balance of the Group 2 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 30 to 59 days Delinquent;

          (b) 10.75% of the aggregate Principal Balance of the Group 2 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 60 to 89 days Delinquent;

          (c) 21.5% of the aggregate Principal Balance of the Group 2 Mortgage Loans that, as of the end of the last Business Day of the month preceding such Determination Date, are 90 or more days Delinquent; and

          (d) without duplication of the amounts determined under clauses (a),
     (b) and (c) above, 21.5% of the aggregate Principal Balance of all REO Property with respect to Group 2 held by the Servicer as of the end of the last Business Day of the month preceding such Determination Date.

     DELINQUENT: A Mortgage Loan is delinquent if any payment due thereon is not made by the close of business on the Due Date. A Mortgage Loan is "30 days delinquent" if such payment has not been received by the close of business on the corresponding day of the month immediately succeeding the month in which such payment was due, or, if there is no such corresponding day (e.g., as when a 30-day month follows a 31-day month in which a payment was due on the 31st day of such month) then on the close of business on the last day of such immediately succeeding month. Similarly for "60 days delinquent," "90 days delinquent" and so on.

     DEPOSIT PREMIUM: As defined in the Insurance Agreement.

     DEPOSITOR: Superior Bank FSB, a federally chartered stock savings bank, and any successor thereto.

     DEPOSITOR'S YIELD: For each Mortgage Loan, the prepayment penalties and premiums and any Deferred Payments collected on such Mortgage Loan. The Depositor's Yield is retained by the Depositor and is not part of the Trust Fund.

     DEPOSITORY: The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Class 1A and Class 2A

Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

     DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     DETERMINATION DATE: The 22nd day of each month (or if such day is not a Business Day, the immediately following Business Day but in no event fewer than two Business Days prior to the Remittance Date immediately following such 22nd day).

     DIRECTLY OPERATE: With respect to any REO Property relating to a Multifamily Loan, a Mixed Use Loan or a Commercial Loan, the furnishing or rendering of services to the tenants thereof, the management or operation of such REO Property, the holding of such REO Property primarily for sale to customers, the performance of any construction work thereon or any use of such REO Property in a trade or business conducted by the Trust Fund REMIC other than through an independent contractor; provided, however, that the Trustee (or the Servicer or any Subservicer on behalf of the Trustee) shall not be considered to Directly Operate an REO Property solely because the Trustee (or the Servicer or any Subservicer on behalf of the Trustee) establishes rental terms, chooses tenants, enters into or renews leases, deals with taxes and insurance, or makes decisions as to repairs or capital expenditures with respect to such REO Property.

     DISQUALIFIED ORGANIZATION: Any of the following (i) the United States or any possession thereof, any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax, and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) any organization (except certain farmer's cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iv) rural electric and telephone cooperatives described in Section 1381 of the Code or (v) any other Person so designated by the Trustee based upon an Opinion of Counsel provided to the Trustee that the holding of any ownership interest in a Residual Certificate by such Person may cause the Trust Fund REMIC or any Person having an ownership interest in any Class of Certificates, other than such Person, to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Residual Certificate to such Person. The terms "United States," "State" and "international organization" shall have the meanings set forth in Section 7701 of the Code.

     DUE DATE: The day of the month on which the Monthly Payment is due from the Mortgagor on a Mortgage Loan.

     DUE PERIOD: With respect to each Remittance Date, the period commencing on the second day of the month immediately preceding the month in which such Remittance Date occurs and ending on the first day of the month in which such Remittance Date occurs.

     ELIGIBLE ACCOUNT: Either (A) a segregated account or accounts maintained with an institution whose deposits are insured by and held up to the limits insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC, the unsecured and uncollateralized debt obligations of which shall be rated "A" or better by S&P and A2 or better by Moody's and in one of the two highest short-term rating categories by S&P and the highest short term rating category by Moody's, and which is either (i) a federal savings and loan association duly organized, validly existing and in good standing under the federal banking laws, (ii) an institution duly organized, validly existing and in good standing under the applicable banking laws of any state, (iii) a national banking association duly organized, validly existing and in good standing under the federal banking laws, (iv) a principal subsidiary of a bank holding company, or (v) approved in writing by the Certificate Insurer, Moody's and S&P or (B) a trust account or accounts (which shall be a "special deposit account") maintained with the trust department of a federal or state chartered depository institution or trust company, having capital and surplus of not less than $50,000,000, acting in its fiduciary capacity. Any Eligible Accounts maintained with the Trustee shall conform to the preceding clause (B).

     ERISA: Employee Retirement Income Security Act of 1974, as amended.

     EVENT OF DEFAULT: As described in Section 10.01.

     EVENT OF NONPAYMENT: An event of nonpayment shall occur with respect to each Group and with respect to any Remittance Date if (i) on or prior to the related Cross-Over Date, the amounts remitted by the Servicer and available to the Trustee pursuant to Sections 5.04(i), 6.05(e), 6.09 and 6.10 (to the extent not included in 5.04(i)) for deposit in the related Certificate Account that are not subject to an automatic stay under Section 362 of the United States Bankruptcy Code pursuant to an order of a United States bankruptcy court of competent jurisdiction, plus the amount of any Net Excess Spread from the other Group, plus the amount of any Excess Principal from the other Group, plus the amount to be paid pursuant to the last paragraph of Section 6.06(c) (if any), will not, taken together, be sufficient to pay the sum of (x) all of the related Class A Remittance Amount (exclusive of any related Class A Carry-Forward Amount representing amounts previously paid to the related Class A Certificateholders as Insured Payments, or representing interest accrued in respect of such Insured Payments) and (y) the related Monthly Premium to be withdrawn from the related Certificate Account to be paid to the Certificate Insurer pursuant to Section 6.02(i) in respect of such Remittance Date, or (ii) after the related Cross-Over Date, the related Available Remittance Amount remitted by the Servicer to the Trustee pursuant to Section 5.04(i) plus that additional portion of the Amount Available constituting Excess Spread available to pay the related Class A Interest Remittance Amount pursuant to Section 6.06(c)(A)(Y)(i) with respect to Group 1, and Section 6.06(c)(B)(Y)(i) with respect to Group 2, the amounts remitted by the Servicer to the Trustee pursuant to Sections 6.05(e), 6.09 and
6.10 (to the extent not included in Section 5.04(i)) for deposit in the related Certificate Account that are not subject to an automatic stay under Section 362 of the United States

Bankruptcy Code pursuant to an order of a United States bankruptcy court of competent jurisdiction, will not, taken together, be sufficient to pay the sum of (x) all of the related Class A Remittance Amount (exclusive of any related Class A Carry-Forward Amount representing amounts previously paid to the related Class A Certificateholders, as Insured Payments, or representing interest accrued in respect of such Insured Payments) and (y) the related Monthly Premium to be withdrawn from the related Certificate Account to be paid to the Certificate Insurer pursuant to Section 6.02(i) in respect of such Remittance Date, or (iii) the sum of all Realized Losses with respect to such Group since the Closing Date exceeds 75% of the related Subordinated Amount as of January 25, 1999.

     EXCESS PAYMENTS: With respect to a Due Period, any principal amounts received on a Mortgage Loan in excess of the principal amount included in the Monthly Payment due on the Due Date in such Due Period which does not constitute either a Curtailment or a Principal Prepayment.

     EXCESS PRINCIPAL: With respect to any Group and for a particular Remittance Date, the lesser of (i) the portion, if any, of the Available Principal Amount for each related Sub-Pool that is not required to be included in the related Class A Principal Remittance Amount for such Sub-Pool for such Remittance Date as a result of the application of clause (a) of the definition of the related Class A Principal Remittance Amount and (ii) the amount of such portion described in clause (i) remaining after the application of the related Available Remittance Amount to cover the Required Payments for such Group.

     EXCESS PROCEEDS: With respect to any Mortgage Loan (including a Mortgage Loan as to which the related Mortgaged Property has become an REO Property) that became a Liquidated Mortgage Loan during any Due Period, the excess, if any, of
(a) the total Net Liquidation Proceeds received in respect thereof during such Due Period, over (b) the Principal Balance of such Mortgage Loan as of the date such Mortgage Loan became a Liquidated Mortgage Loan plus interest thereon at the Mortgage Rate from the date through which interest was last paid by the Mortgagor or advanced by the Servicer to but not including the Due Date in such Due Period.

     EXCESS SPREAD: With respect to Group 1 and for a particular Remittance Date, an amount equal to the sum of (a) the excess of (x) all payments received or advanced or withdrawn from the Group 1 Reserve Account on account of interest on the Group 1 Mortgage Loans during the related Due Period over (y) the sum of
(i) the related Class 1A Interest Remittance Amount for such Remittance Date with respect to the Class 1A-1 and Class 1A-2 Certificates, (ii) the Annual Trustee Expense Amount with respect to Group 1 for such Remittance Date, (iii) the Monthly Premium for such Remittance Date and (iv) the Servicing Fee for such Remittance Date and (b) with respect to the December 28, 1998, January 25, 1999 and February 25, 1999 Remittance Dates only, Excess Spread shall also include an amount with respect to the related Pre-Funded Amounts to be determined by the Certificate Insurer and deposited into the Group 1 Interest Coverage Account by the Depositor on the Closing Date.

     With respect to Group 2 and for a particular Remittance Date, an amount equal to the sum of (a) the excess of (x) all payments received or advanced or withdrawn from the Group 2 Reserve Account on account of interest on the Group 2 Mortgage Loans during the related Due Period over (y) the sum of (i) the Class 2A Interest Remittance Amount for such Remittance Date with respect to the Class 2A-1 and Class 2A-2 Certificates, (ii) the Annual Trustee Expense Amount with respect to Group 2 for such Remittance Date, (iii) the Monthly Premium for such Remittance Date and (iv) the Servicing Fee for such Remittance Date and (b) with respect to the December 28, 1998, January 25, 1999 and February 25, 1999 Remittance Dates only, Excess Spread shall also include an amount with respect to the related Pre-Funded Amounts to be determined by the Certificate Insurer and deposited into the Group 2 Interest Coverage Account.

     FDIC: The Federal Deposit Insurance Corporation and any successor thereto.

     FHLMC: The Federal Home Loan Mortgage Corporation and any successor thereto.

     FIDELITY BOND: As described in Section 5.09.

     FINAL ORDER: As defined in Section 6.06(b).

     FIRST LIEN: With respect to any Group 1 Mortgage Loan which is secured by a second priority lien, the Mortgage Loan relating to the corresponding Mortgaged Property having a first priority lien.

     FNMA: The Federal National Mortgage Association and any successor thereto.

     FNMA LOAN: Any Mortgage Loan originated substantially in accordance with FNMA and FHLMC underwriting guidelines in effect on the date the Mortgage Loan was originated.

     FUNDING PERIOD: With respect to each Group, the period beginning on the Closing Date and ending on the earlier of the date on which (a) the amount on deposit in the related Pre-Funding Account is zero or (b) the close of business on February 15, 1999.

     GROSS MARGIN: With respect to each Group 2 Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note to be added to the related Index to determine the Mortgage Rate on each Adjustment Date, and which is set forth in the related Mortgage Loan Schedule.

     GROUP: Either Group 1 or Group 2.

     GROUP 1: Collectively, Sub-Pool I and Sub-Pool II.

     GROUP 2: Collectively, Sub-Pool III and Sub-Pool IV.

     GROUP 1 CERTIFICATE ACCOUNT: The Certificate Account with respect to Sub-Pool I and Sub-Pool II.

     GROUP 2 CERTIFICATE ACCOUNT: The Certificate Account with respect to Sub-Pool III and Sub-Pool IV.

     GROUP 1 FUNDING PERIOD: The Funding Period with respect to Sub-Pool I and Sub-Pool II.

     GROUP 2 FUNDING PERIOD: The Funding Period with respect to Sub-Pool III and Sub-Pool IV.

     GROUP 1 INTEREST COVERAGE ACCOUNT: The Interest Coverage Account with respect to Group 1.

     GROUP 2 INTEREST COVERAGE ACCOUNT: The Interest Coverage Account with respect to Group 2.

     GROUP 1 RESERVE ACCOUNT: The Reserve Account with respect to Group 1.

     GROUP 2 RESERVE ACCOUNT: The Reserve Account with respect to Group 2.

     GROUP 1 STATISTICAL PRINCIPAL BALANCE: The aggregate Cut-off Date Principal Balances of the Group 1 Initial Mortgage Loans, other than Permanent Buydown Companion Loans included in the initial Group 1, which amount is equal to $94,866,673.30.

     GROUP 1 SUBSEQUENT MORTGAGE LOAN: Either a Sub-Pool I Subsequent Mortgage Loan or a Sub-Pool II Subsequent Mortgage Loan.

     GROUP 2 SUBSEQUENT MORTGAGE LOAN: Either a Sub-Pool III Subsequent Mortgage Loan or a Sub-Pool IV Subsequent Mortgage Loan.

     GROUP 1 TRUSTEE EXPENSE ACCOUNT: The Trustee Expense Account with respect to Group 1.

     GROUP 2 TRUSTEE EXPENSE ACCOUNT: The Trustee Expense Account with respect to Group 2.

     INDEX: With respect to the Group 2 Mortgage Loans, the index for the adjustment of the Mortgage Rate set forth as such in the related Mortgage Note, such index being either (i) the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year, as published in the Federal Reserve Statistical Release H.15 (5.19), as most recently announced as of a date 45 days preceding such Mortgage Loan's Adjustment Date (the

"One-Year Treasury Index") or (ii) the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market as published in The Wall Street Journal "Money Rates" table, and as most recently available as of the date 45 days before such Mortgage Loan Adjustment Date if such date falls on a Friday or, if such date does not fall on a Friday, then as most recently available as of the Friday immediately preceding the date 45 days before each such Mortgage Loan's Adjustment Date (the "Six-Month LIBOR Index"). If the applicable Index becomes unavailable, the Servicer, on behalf of the Trustee, will select an alternative index for mortgage loans on single family residential properties, based upon comparable information, over which it has no control and which is readily verifiable by mortgagors.

     INDEPENDENT PERSON: When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Servicer and their respective Affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in any of the Depositor or the Servicer or any Affiliate thereof, and (c) is not connected with the Depositor or the Servicer or any Affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor or the Servicer or any Affiliate thereof solely because such Person is the beneficial owner of 1% or less of any class of securities issued by the Depositor or the Servicer or any Affiliate thereof, as the case may be.

     INITIAL ADJUSTMENT DATE: With respect to each Group 2 Mortgage Loan, the first adjustment date following the origination of such Mortgage Loan.

     INITIAL MORTGAGE RATE: With respect to each Group 2 Mortgage Loan, the Mortgage Rate in effect prior to the Initial Adjustment Date.

     INITIAL MORTGAGE LOAN: A Mortgage Loan assigned and transferred to the Trustee on the Closing Date.

     INITIAL MORTGAGE LOANS: Collectively, the Initial Mortgage Loans.

     INSURANCE AGREEMENT: The agreement dated as of the Closing Date by and among the Certificate Insurer, the Depositor, the Servicer and the Trustee, as amended from time to time by the parties thereto, relating to, among other things, the Premium Percentage.

     INSURANCE PROCEEDS: Proceeds paid to the Trustee or the Servicer by any insurer (except the Certificate Insurer) or by the Servicer pursuant to a deductible clause under a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans pursuant to Section 5.08, in either event pursuant to any insurance policy covering a Mortgage Loan, Mortgaged Property, or REO Property or any other insurance policy net of any expenses which are incurred by the Servicer or the Trustee in connection with the collection of such proceeds and not otherwise reimbursed to the Servicer, other than proceeds to be applied to the restoration or repair of the Mortgaged Property, or released to the Mortgagor in accordance with customary first and second mortgage servicing procedures in the case of Group 1 Mortgage Loans and customary first mortgage servicing procedures in the case of Group 2 Mortgage Loans.

     INSURED PAYMENT: With respect to each Class of Class A Certificates and as of each Remittance Date, the amount, if any, by which (1) the related Class A Remittance Amount (excepting clause (c)(vi) of each of the related definitions of Class A Principal Remittance Amount to the extent such amount is due but not paid by the Depositor) exceeds (2) the sum of (a) the related Available Remittance Amount (minus the related Monthly Premium withdrawable from the related Certificate Account to be paid to the Certificate Insurer pursuant to
Section 6.02(i)), plus (b) (I), if such Remittance Date is prior to the related Cross-Over Date, the lower of (X) the Excess Spread deposited into the related Certificate Account pursuant to Section 5.04(i) as of such Remittance Date, plus the Net Excess Spread from the other Group, if any, plus Excess Principal from the other Group, if any, and (Y) the related Subordinated Amount, or (II), if such Remittance Date is on or after the related Cross-Over Date, that portion of the Amount Available constituting Excess Spread with respect to the related Group available to pay the related Class A Interest Remittance Amount pursuant to Section 6.06(c)(A)(Y)(i) with respect to Group 1 and Section 6.06(c)(B)(Y)(i) with respect to Group 2, plus (c) any amount transferred from the related Reserve Account to the related Certificate Account pursuant to Section 6.14(c)(i), plus (d) the aggregate amount of any previous Insured Payments for which the Certificate Insurer has not been reimbursed pursuant to Section 6.06(b), together with that portion of the amounts described in the preceding clause (1) that represents interest accrued in respect of such Insured Payments in accordance with the definition of Class A Carry-Forward Amount; provided, however, that the determination of Insured Payments shall not be affected in any way by any recharacterization of the transactions contemplated by this Agreement as a financing in any bankruptcy, insolvency or similar proceeding to which the Depositor may be subject and the related Available Remittance Amount shall for the purpose of this definition be deemed to be decreased by the amount thereof that has been deposited in the related Certificate Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code.

     INTEREST COVERAGE ACCOUNT: With respect to each Group, the Account established and maintained pursuant to Section 6.13, which must be an Eligible Account. With respect to Group 1 the Interest Coverage Account shall be known as the Group 1 Interest Coverage Account and with respect to Group 2, the Interest Coverage Account shall be known as the Group 2 Interest Coverage Account.

     INTEREST COVERAGE ADDITION: With respect to the related Group and as to any Remittance Date, the sum of the amounts described in Sections 6.13(b), 6.13(c) and 6.13(d).

     INTEREST COVERAGE AMOUNT: With respect to each Group, the amount to be paid by the Depositor to the Trustee for deposit into the related Interest Coverage Account pursuant to Section 6.13(a). On the Closing Date, such amount is $1,890,784.57 for Group 1 and $1,834,055.89 for Group 2. On each Subsequent Transfer Date and with respect to each Group, such amount shall be equal to the interest portion of any related Deferred Payments that would otherwise be due after the Subsequent Cut-off Date.

     LIQUIDATED MORTGAGE LOAN: Any defaulted Mortgage Loan or REO Property as to which the Servicer has determined that all amounts which it reasonably and in good faith expects to recover have been recovered from or on account of such Mortgage Loan or REO Property.

     LIQUIDATION PROCEEDS: Any cash amounts received in connection with the liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale, REO Disposition or otherwise, and any other amounts required to be deposited in the Principal and Interest Account pursuant to Section 5.10.

     LOAN-TO-VALUE RATIO: The fraction, expressed as a percentage, the numerator of which is the original Principal Balance of the related Mortgage Loan and the denominator of which is the Appraised Value at the time of origination of the related Mortgaged Property.

     MAJORITY CERTIFICATEHOLDERS: With respect to Group 1, the Class 1A Majority Certificateholders. With respect to Group 2, the Class 2A Majority Certificateholders.

     MANUFACTURED HOME: A manufactured home within the meaning of 42 United States Code Section 5402(6).

     MANUFACTURED HOME LOAN: Any Mortgage Loan which is secured by a first lien on real estate to which a Manufactured Home has been permanently affixed.

     MAXIMUM MORTGAGE RATE: With respect to each Group 2 Mortgage Loan, the maximum rate of interest set forth in the related Mortgage Note.

     MINIMUM MORTGAGE RATE: With respect to each Group 2 Mortgage Loan, the minimum rate of interest set forth in the related Mortgage Note.

     MIXED USE LOAN: Any Group 1 Mortgage Loan which is secured by a mixed residential and commercial structure.

     MIXED USE PROPERTY: With respect to Group 1 Mortgage Loans, a property which consists of a mixed residential and commercial structure.

     MONTHLY ADVANCE: An advance made by the Servicer pursuant to Section 6.09.

     MONTHLY PAYMENT: The scheduled monthly payment or Periodic Payment(s) of principal and/or interest required to be made by a Mortgagor on the related Mortgage Loan during any month, as set forth in the related Mortgage Note.

     MONTHLY PREMIUM: With respect to each Group, the monthly premium payable to the Certificate Insurer equal to the product of (i) one-twelfth of the then applicable

Premium Percentage and (ii) the then outstanding related Class 1A Principal Balance or Class 2A Principal Balance.

     MOODY'S: Moody's Investors Service, Inc. or any successor thereto.

     MORTGAGE: The mortgage, deed of trust, Land Trust Mortgage or other instrument creating a first or second lien in accordance with applicable law on a Mortgaged Property.

     MORTGAGE FILE: As described in Exhibit A annexed hereto.

     MORTGAGE IMPAIRMENT INSURANCE POLICY: As described in Section 5.08.

     MORTGAGE LOAN: An individual mortgage loan which is assigned and transferred to the Trustee pursuant to this Agreement or a Subsequent Transfer Instrument, together with the rights and obligations of a holder thereof and payments thereon and proceeds therefrom, the Mortgage Loans originally subject to this Agreement being identified on the Mortgage Loan Schedule annexed hereto as Exhibits H-1, H-2, H-3 and H-4. As applicable, Mortgage Loan shall be deemed to refer to the related REO Property.

     MORTGAGE LOAN SCHEDULE: With respect to each Sub-Pool, the schedule of Mortgage Loans attached hereto as Exhibit H-1, H-2, H-3 or H-4, as supplemented by each schedule of Subsequent Mortgage Loans attached to a Subsequent Transfer Instrument, as such schedule may be amended or supplemented from time to time, such schedule identifying each Mortgage Loan by address of the Mortgaged Property and the name of the Mortgagor and setting forth as to each Mortgage Loan the following information: (i) the Principal Balance as of the Cut-off Date or Subsequent Cut-off Date, (ii) the account number, (iii) the original principal amount, (iv) the Loan-to-Value Ratio or Combined Loan-to-Value Ratio, as the case may be, as of the date of origination of the related Mortgage Loan,
(v) the Due Date, (vi) the first date on which a Monthly Payment is due under the Mortgage Note, (vii) the Monthly Payment, (viii) the maturity date of the related Mortgage Note, (ix) the remaining number of months to maturity as of the Cut-off Date or Subsequent Cut-off Date, (x) the applicable Mortgaged Property State, (xi) the current Mortgage Rate and (xii) with respect to the Group 2 Mortgage Loans only: (1) the Gross Margin, (2) the next Adjustment Date after the Cut-off Date, (3) the Maximum Mortgage Rate, (4) the Minimum Mortgage Rate and (5) the Index.

     MORTGAGE NOTE: The note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

     MORTGAGE RATE: With respect to each Group 1 Mortgage Loan, the fixed annual rate of interest borne by the related Mortgage Note, as shown on the related Mortgage Loan Schedule. With respect to each Group 2 Mortgage Loan, the annual rate of interest borne by the related Mortgage Note from time to time.

     MORTGAGED PROPERTY: A Single Family Property, Multifamily Property, Mixed Use Property or Commercial Property which secures a Mortgage Loan.

     MORTGAGOR: The obligor on a Mortgage Note.

     MULTIFAMILY LOAN: Any Mortgage Loan which is secured by Multifamily
Property.

     MULTIFAMILY PROPERTY: With respect to a Mortgage Loan, a residential property consisting of five or more dwelling units.

     NET EXCESS AMOUNT AVAILABLE: With respect to any Group and for a particular Remittance Date, the sum of (i) the Available Remittance Amount for such Group (reduced by the related Monthly Premium to be paid to the Certificate Insurer pursuant to Section 6.04) and (ii) any Insured Payments with respect to such Group.

     NET EXCESS PRINCIPAL: With respect to any Group and for a particular Remittance Date, the Excess Principal for such Group remaining after the application thereof to cover an Available Funds Shortfall with respect to the other Group.

     NET EXCESS SPREAD: With respect to any Group and for a particular Remittance Date, the Excess Spread for such Group remaining after the application thereof to cover Required Payments with respect to such Group (other than in respect of the Class A Principal Remittance Amount after the related Cross-Over Date).

     NET LIQUIDATION PROCEEDS: Liquidation Proceeds net of (i) any reimbursements to the Servicer made therefrom pursuant to Section 5.04(ii) and
(ii) any related accrued and unpaid Annual Trustee Expense Amounts as of the date on which such Liquidation Proceeds were received.

     NET MORTGAGE RATE: With respect to each Mortgage Loan, and at any time, the per annum rate equal to the related Mortgage Rate less the Servicing Fee Rate.

     NONRECOVERABLE ADVANCES: With respect to any Mortgage Loan, (i) any Servicing Advance or Monthly Advance previously made and not reimbursed from late collections pursuant to Section 5.04, or (ii) a Servicing Advance proposed to be made in respect of a Mortgage Loan or REO Property which, in the good faith business judgment of the Servicer would not be ultimately recoverable from late collections, Released Mortgaged Property Proceeds, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property.

     NON-UNITED STATES PERSON: Any Person other than a United States Person.

     NOTICE: As defined in Section 6.06(b).

     OFFICER'S CERTIFICATE: A certificate delivered to the Trustee signed by the President or an Executive Vice President or a Senior Vice President or a Vice President or an Assistant Vice President of either the Depositor or the Servicer, as required by this Agreement.

     ONE-MONTH LIBOR: With respect to the Class 1A and Class 2A Certificates, as determined by the Trustee on the second Business Day preceding the beginning of each Accrual Period, the London interbank offered rate for the relevant Accrual Period for one-month U.S. dollar deposits for a term equal to the relevant Accrual Period as such rates appear on Telerate Page 3750, as of 11:00 a.m. (London time) on such date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to banks in the London interbank market for a term equal to the relevant Accrual Period. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a term equal to the relevant Accrual Period. If the Trustee is unable to determine One Month LIBOR for an Accrual Period, the rate for such Accrual Period shall be One Month LIBOR as determined for the previous Accrual Period. Notwithstanding the foregoing, however, One-Month LIBOR for an Accrual Period shall not be based on One-Month LIBOR for the previous Accrual Period for three consecutive Accrual Periods. If, under the priorities described above, One-Month LIBOR for an Accrual Period would be based on One-Month LIBOR for the previous Accrual Period for the second consecutive Accrual Period, the Trustee shall select a comparable alternative index (over which the Trustee has no control) used for determining one-month Eurodollar lending rates that is calculated and published (or otherwise made available) by an independent third party.

     OPINION OF COUNSEL: A written opinion of counsel, who may, without limitation, be counsel for the Servicer, reasonably acceptable to the Trustee and experienced in matters relating to the subject of such opinion; except that any opinion of counsel relating to (a) the qualification of the Trust Fund REMIC as a REMIC or (b) compliance with the REMIC Provisions must be an opinion of counsel who (i) does not have any direct financial interest or any material indirect financial interest in the Servicer or in any Person known to a Responsible Officer of the Trustee to be an Affiliate thereof and (ii) is not connected with the Servicer as an officer, employee, director or person performing similar functions.

     ORIGINAL CLASS 1A PRINCIPAL BALANCE: $150,000,000.

     ORIGINAL CLASS 1A-1 PRINCIPAL BALANCE :$65,000,000.

     ORIGINAL CLASS 1A-2 PRINCIPAL BALANCE: $85,000,000.

     ORIGINAL CLASS 2A PRINCIPAL BALANCE: $150,000,000.

     ORIGINAL CLASS 2A-1 PRINCIPAL BALANCE: $45,000,000.

     ORIGINAL CLASS 2A-2 PRINCIPAL BALANCE: $105,000,000.

     ORIGINAL GROUP PRINCIPAL BALANCE: Either the Original Group 1 Principal Balance or the Original Group 2 Principal Balance, as applicable.

     ORIGINAL GROUP 1 PRINCIPAL BALANCE: The aggregate Cut-off Date Principal Balances of the Group 1 Initial Mortgage Loans, which amount is equal to $95,421,584.84.

     ORIGINAL GROUP 2 PRINCIPAL BALANCE: The aggregate Cut-off Date Principal Balances of the Group 2 Initial Mortgage Loans, which amount is equal to $95,492,267.62.

     ORIGINAL POOL PRINCIPAL BALANCE: $190,358,940.92, equal to the sum of the Original Group 1 Principal Balance and the Original Group 2 Principal Balance.

     ORIGINAL PRE-FUNDED AMOUNT: With respect to each Sub-Pool, the amount deposited by the Depositor in the related Pre-Funding Account on the Closing Date, which amount is $23,909,603.18 for Sub-Pool I, $32,958,417.40 for Sub-Pool II, $12,062,245.62 for Sub-Pool III and $44,530,343.90 for Sub-Pool IV.

     ORIGINAL SUB-POOL I PRINCIPAL BALANCE: The aggregate Cut-off Date Principal Balances of the Sub-Pool I Initial Mortgage Loans, which amount is equal to $41,242,529.56.

     ORIGINAL SUB-POOL II PRINCIPAL BALANCE: The aggregate Cut-off Date Principal Balances of the Sub-Pool II Initial Mortgage Loans, which amount is equal to $54,179,055.28.

     ORIGINAL SUB-POOL III PRINCIPAL BALANCE: The aggregate Cut-off Date Principal Balances of the Sub-Pool III Initial Mortgage Loans, which amount is equal to $32,879,754.38.

     ORIGINAL SUB-POOL IV PRINCIPAL BALANCE: The aggregate Cut-off Date Principal Balances of the Sub-Pool IV Initial Mortgage Loans, which amount is equal to $62,612,513.24.

     OVERCOLLATERALIZATION AMOUNT: With respect to any Sub-Pool and for a particular Remittance Date, the excess, if any, of (i) the sum of (a) the related Sub-Pool Principal Balance, (b) the related Pre-Funded Amount and (c) the amount, if any, on deposit in the related Reserve Account allocated to such Sub-Pool as of the close of business on the last day of the related Due Period over (ii) the related Class A Principal Balance after giving effect to distributions of the related Class A Principal Remittance Amount for such Sub-Pool on such Remittance Date.

     OWNER-OCCUPIED MORTGAGED PROPERTY: A Residential Dwelling that the related Mortgagor represented an intent to occupy as such Mortgagor's primary, secondary or vacation residence at the origination of the Mortgage Loan.

     PAYING AGENT: Initially, the Trustee, and thereafter, the Trustee or any other Person that meets the eligibility standards for the Paying Agent specified in Section 14.13 and is authorized by the Trustee to make payments on the Certificates on behalf of the Trustee.

     PERCENTAGE INTEREST: With respect to a Class 1A-1, Class 1A-2, Class 2A- 1, or Class 2A-2 Certificate, the portion of the Class evidenced by such Certificate, expressed as a percentage rounded to four decimal places, equivalent to a fraction the numerator of which is the denomination represented by such Certificate and the denominator of which is the Original Class 1A-1, Class 1A-2, Class 2A-1, or Class 2A-2 Principal Balance, as applicable. With respect to the Class R Certificates, the portion of the Class evidenced by such Certificate as stated on the face thereof; provided, however, that no more than 100% Percentage Interests in the Class R Certificates shall be outstanding at any one time.

     PERIODIC RATE CAP: With respect to each Group 2 Mortgage Loan, the provision in each Mortgage Note that limits permissible increases and decreases in the Mortgage Rate on any Adjustment Date (i) with respect to the Group 2 Mortgage Loans with a One-Year Treasury Index, to not more than two percentage points, and (ii) with respect to Group 2 Mortgage Loans with a Six-Month LIBOR Index, to not more than one percentage point, or, with respect to the Six-Month LIBOR Loans which are subject to an adjustment after an initial twenty-four month period, increase to not more than two percentage points on the initial Adjustment Date only.

     PERIODIC PAYMENT: With respect to any Periodic Payment Loan, as of any date of determination, the scheduled payment of principal and/or interest required to be made by a Mortgagor as set forth in the related Mortgage Note.

     PERIODIC PAYMENT LOANS: Any Mortgage Loan that provided, on the date of origination, for Periodic Payments to be made every twenty-eight (28) days.

     PERMANENT BUYDOWN LOAN: A Mortgage Loan made to a Mortgagor together with a Permanent Buydown Companion Loan.

     PERMANENT BUYDOWN COMPANION LOAN: A Mortgage Loan made to a Mortgagor together with a Permanent Buydown Loan, at origination of such Permanent Buydown Loan, for the purpose of financing the buydown of the interest rate on such Permanent Buydown Loan.

     PERMITTED INSTRUMENTS: As used herein, Permitted Instruments shall include the following:

          (i) direct general obligations of, or obligations fully and unconditionally guaranteed as to the timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, FHLMC senior debt obligations, and FNMA senior debt obligations, but excluding any of such securities whose terms do not provide for payment of a fixed dollar amount upon maturity or call for redemption;

          (ii) federal funds, certificates of deposit, time and demand deposits and banker's acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof (in each case having maturities of less than 365 days), provided that the short-term debt obligations of such bank or trust company at the date of acquisition thereof have been rated "A-1" or better by S&P and Prime-1 by Moody's;

          (iii) deposits of any bank or savings and loan association, provided that the long-term unsecured debt obligations of such bank or savings and loan association have been rated Baa3 or better by Moody's or "BBB-" or better by S&P and which has combined capital, surplus and undivided profits of at least $3,000,000, which deposits are insured by the Bank Insurance Fund or the Savings Association Insurance Fund of the FDIC;

          (iv) commercial paper (having original maturities of not more than 180 days) or demand notes rated "A-1" or better by S&P and Prime-1 by Moody's and issued by an entity having a long-term rating of A2 or better by Moody's;

          (v) investments in money market funds rated "AAAm" or "AAAm-G" by S&P and Aaa by Moody's; and

          (vi) investments approved by S&P, Moody's and the Certificate Insurer in writing delivered to the Trustee;

provided that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described hereunder may be purchased at a price greater than par.

     PERMITTED TRANSFEREE: Any transferee of a Class R Certificate other than a Disqualified Organization, an "electing large partnership" as defined in Section 775 of the Code or a Non-United States Person.

     PERSON: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, national banking association, unincorporated organization or government or any agency or political subdivision thereof.

     PLAN: Any employee benefit plan within the meaning of Section 3(3) of ERISA or a plan within the meaning of Section 4975(e)(1) of the Code.

     POOL PRINCIPAL BALANCE: As of any date of determination, the aggregate of the Group 1 Principal Balance and the Group 2 Principal Balance.

     PREFERENCE AMOUNT: As defined in Section 6.06(b).

     PRE-FUNDED AMOUNT: With respect to each Sub-Pool and with respect to any Determination Date, the amount on deposit in the related Pre-Funding Account.

     PRE-FUNDING ACCOUNT: With respect to each Sub-Pool, the account established and maintained pursuant to Section 6.12. With respect to Sub-Pool I, the Pre-Funding Account shall be known as the Sub-Pool I Pre-Funding Account, with respect to Sub-Pool II, the Pre-Funding Account shall be known as the Sub-Pool II Pre-Funding Account, with respect to Sub-Pool III, the Pre-Funding Account shall be known as the Sub-Pool III Pre-Funding Account and, with respect to Sub-Pool IV, the Pre-Funding Account shall be known as the Sub-Pool IV Pre-Funding Account.

     PREMIUM PERCENTAGE: With respect to each Group and as of any Remittance Date, the percentage designated as such in the Insurance Agreement.

     PREPAYMENT ASSUMPTION: With respect to Group 1, 2% per annum of the then outstanding principal balance of the Group 1 Mortgage Loans in the first month of the life of the Group 1 Mortgage Loans, and an additional 1.2% per annum in each month thereafter until the twenty-first month and in each month thereafter during the life of the Group 1 Mortgage Loans, 26% per annum each month. With respect to Group 2, an assumed constant rate of prepayment equal to 28% per annum.

     PRINCIPAL AND INTEREST ACCOUNT: With respect to each Sub-Pool, the principal and interest account established by the Servicer pursuant to Section
5.03. With respect to Sub-Pool I, the Principal and Interest Account shall be known as the Sub-Pool I Principal and Interest Account, with respect to Sub-Pool II, the Principal and Interest Account shall be known as the Sub-Pool II Principal and Interest Account, with respect to Sub-Pool III, the Principal and Interest Account shall be known as the Sub-Pool III Principal and Interest Account and, with respect to Sub-Pool IV, the Principal and Interest Account shall be known as the Sub-Pool IV Principal and Interest Account.

     PRINCIPAL BALANCE: With respect to any Mortgage Loan or related REO Property, at any date of determination, (i) the Cut-off Date Principal Balance of such Mortgage Loan (or the principal balance outstanding as of the Subsequent Cut-off Date with respect to a

Subsequent Mortgage Loan or as of the applicable substitution date with respect to a Qualified Substitute Mortgage Loan), after application of principal payments received on or before such Cut-off Date (or on or before such Subsequent Cut-off Date or substitution date), minus (without duplication) (ii) the sum of (a) the principal portion of the Monthly Payments received during each Due Period ending prior to the most recent Remittance Date and deposited in the related Principal and Interest Account pursuant to Section 5.03, and (b) all Principal Prepayments, Curtailments, Excess Payments, Insurance Proceeds, Net Liquidation Proceeds, Released Mortgaged Property Proceeds and net income from any REO Property to the extent applied by the Servicer as recoveries of principal, which were distributed pursuant to Section 6.06 on any previous Remittance Date. The Principal Balance of any Liquidated Mortgage Loan in the month following the month in which such loan became a Liquidated Mortgage Loan is zero.

     PRINCIPAL PAYMENT TABLE: The table with respect to each Sub-Pool set forth as Exhibit P.

     PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on a Mortgage Loan equal to the outstanding principal balance thereof, received in advance of the final scheduled Due Date which is intended to satisfy a Mortgage Loan in full.

     PROPOSED SUBSEQUENT MORTGAGE LOAN SCHEDULE: With respect to each Sub-Pool, the proposed schedule of mortgage loans or potential mortgage loans from which the majority of the Subsequent Mortgage Loans will be obtained, attached hereto as Exhibit R.

     PROSPECTUS: The prospectus and prospectus supplement, as supplemented, prepared by the Depositor in connection with the initial issuance and sale of the Class 1A and Class 2A Certificates.

     PURCHASE PRICE: As defined in Section 5.11.

     QUALIFIED MORTGAGE: "Qualified Mortgage" shall have the meaning set forth from time to time in the definition thereof at Section 860G(a)(3) of the Code (or any successor statute thereto).

     QUALIFIED SUBSTITUTE MORTGAGE LOAN: A Mortgage Loan substituted by the Depositor for a Deleted Mortgage Loan pursuant to Section 2.05 or 3.03, which,

          (A) with respect to any Group 1 Mortgage Loan, (i) has a fixed mortgage interest rate of not less than (and not more than two percentage points higher than) the Mortgage Rate of the Deleted Mortgage Loan; (ii) relates to the same type of Mortgaged Property as the Deleted Mortgage Loan and has the same lien priority as the Deleted Mortgage Loan; (iii) has a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (iv) has a Loan-to-Value Ratio, or a Combined Loan-to-Value Ratio, as the case may be, no higher than that of the Deleted Mortgage Loan; (v) has a principal balance (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Mortgage Loan as of such date; (vi) satisfies the criteria set forth from time to time in the definition of "qualified replacement mortgage" at Section 860G(a)(4) of the Code (or any successor statute thereto); (vii) has the same or lower credit risk, as measured by credit risk category, under the Depositor's underwriting guidelines; and
     (viii) complies with each representation and warranty set forth in Sections 3.01, 3.02(a) and 3.02(b), and

          (B) with respect to any Group 2 Mortgage Loan, (i) has a Maximum Mortgage Rate no lower than (and not more than two percentage points higher than) the Maximum Mortgage Rate of the Deleted Mortgage Loan, and has a Minimum Mortgage Rate no lower than (and not more than one percentage point higher than) the Minimum Mortgage Rate of the Deleted Mortgage Loan; (ii) has the same Index and Periodic Rate Cap as that of the Deleted Mortgage Loan and a Gross Margin not less than that of the Deleted Mortgage Loan and, if Mortgage Loans equal to 1% or more of the Pool Stated Principal Balance of the Mortgage Loans as of the Cut-off Date have become Deleted Mortgage Loans, not more than two percentage points more than that of the Deleted Mortgage Loan; (iii) shall be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iv) has a principal balance (after application of all payments received on or prior to the date of substitution) equal to or less than the Principal Balance of the Deleted Mortgage Loan as of such date;
     (v) has a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (vi) has a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (vii) satisfies the criteria set forth from time to time in the definition of "qualified replacement mortgage" at Section 860G(a)(4) of the Code (or any successor statute thereto); (viii) has the same or lower credit risk, as measured by credit risk category, under the Depositor's underwriting guidelines; (ix) has a Net Mortgage Rate (net of any portion of the interest on such Mortgage Loan that may be retained by the Depositor) within two percentage points of that of the Deleted Mortgage Loan; and (x) complies with each representation and warranty set forth in Sections 3.01, 3.02(a) and 3.02(c).

     REALIZED LOSS: With respect to each Liquidated Mortgage Loan, an amount (not less than zero or greater than the related Principal Balance as of the date of liquidation) equal to the outstanding Principal Balance of such Mortgage Loan as of the date of liquidation minus that portion of Net Liquidation Proceeds actually distributed to Class A Certificateholders pursuant to Section 6.06(c) in respect of such Liquidated Mortgage Loan.

     RECORD DATE: The Business Day immediately preceding the related Remittance Date.

     REFERENCE BANKS: Such leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

     REIMBURSABLE AMOUNTS: As of any date of determination, an amount payable to the Servicer or the Depositor with respect to (i) Monthly Advances and Servicing Advances not previously reimbursed and (ii) any advances reimbursable pursuant to Section 9.01 and not previously reimbursed pursuant to Section 6.03(c) or 6.06(c).

     RELEASED MORTGAGED PROPERTY PROCEEDS: As to any Mortgage Loan, proceeds received by the Servicer in connection with (a) a taking of an entire Mortgaged Property by exercise of the power of eminent domain or condemnation or (b) any release of part of the Mortgaged Property from the lien of the related Mortgage, whether by partial condemnation, sale or otherwise; which are not released to the Mortgagor in accordance with applicable law, customary mortgage servicing procedures and this Agreement.

     REMAINING NET EXCESS SPREAD: With respect to any Group and for a particular Remittance Date, the Net Excess Spread for such Group remaining after the application thereof to cover an Available Funds Shortfall with respect to the other Group.

     REMIC: A "real estate mortgage investment conduit" within the meaning of
Section 860D of the Code.

     REMIC PROVISIONS: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of the Code, and any related provisions and proposed, temporary and final Treasury regulations and published rulings, notices and announcements promulgated thereunder, as the foregoing may be in effect from time to time.

     REMITTANCE DATE: The 25th day of any month or if such 25th day is not a Business Day, the first Business Day immediately following, commencing on December 28, 1998.

     RENTS FROM REAL PROPERTY: With respect to any REO Property relating to a Multifamily Loan, Mixed Use Loan or Commercial Loan, gross income of the character described in Section 856(d) of the Code.

     REO DISPOSITION: The final sale of a Mortgaged Property acquired in foreclosure or by deed in lieu of foreclosure.

     REO PROPERTY: As defined in Section 5.10.

     REQUIRED OVERCOLLATERALIZATION AMOUNT: With respect to any Sub-Pool and at any time, the overcollateralization amount required by the Certificate Insurer and set forth as the "Required Overcollateralization Amount" in the Insurance Agreement with respect to each Sub-Pool.

     REQUIRED PAYMENTS: With respect to any Group and for a particular Remittance Date, the amount required to pay the Class A Interest Remittance Amount with respect to all Classes of Class A Certificates, the Class A Principal Remittance Amount with respect to all Classes of Class A Certificates, the related Annual Trustee Expense Amount and the related Monthly Premium to be paid to the Certificate Insurer pursuant to Section 6.04.

     RESERVE ACCOUNT: With respect to each Group, and if necessary, the Account established and maintained pursuant to Section 6.14, which must be an Eligible Account. With respect to Group 1, the Reserve Account shall be known as the Group 1 Reserve Account and with respect to Group 2, the Reserve Account shall be known as the Group 2 Reserve Account.

     RESERVE ACCOUNT DEPOSIT: With respect to each Group, the amount set forth in the Insurance Agreement Supplement which is required by the Certificate Insurer to be deposited in the related Reserve Account pursuant to Section 6.14(a)(ii).

     RESERVE ACCOUNT INTEREST DEPOSIT: With respect to each Group, the interest portion of any Deferred Payments deposited by the Trustee in the related Reserve Account pursuant to Section 6.14(a)(i).

     RESIDENTIAL DWELLING: A one- to four-family dwelling, a unit in a planned unit development, a unit in a condominium development or a manufactured home.

     RESPONSIBLE OFFICER: When used with respect to the Trustee, any officer assigned to the Asset-Backed Securities Trust Services Department (or any successor thereto), including any Vice President, Senior Trust Officer, Trust Officer, Assistant Trust Officer, any Assistant Secretary, any trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above officers and having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. When used with respect to the Depositor or the Servicer, the President or any Executive Vice President, Senior Vice President, Vice President, Assistant Vice President, or any Secretary or Assistant Secretary, or any Treasurer or Assistant Treasurer.

     SCHEDULED CLASS A PRINCIPAL BALANCE: With respect to each Class A Certificate and for each calendar month, the amount set forth in the Principal Prepayment Table.

     SERIES: 1998-4.

     SERVICER: Superior Bank FSB, or any successor appointed as provided herein.

     SERVICER'S CERTIFICATE: As defined in Section 6.08.

     SERVICER'S MONTHLY REMITTANCE REPORT: A report prepared by the Servicer substantially in the form of Exhibit Q.

     SERVICING ADVANCES: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in connection with a default, delinquency or other unanticipated event by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, including without limitation advances in respect of real estate taxes and assessments and insurance premiums on fire, hazard and flood insurance policies, (ii) any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of an REO Property, (iv) compliance with the obligations under Sections 5.01(e), 5.02, 5.05, 5.07, 5.15 and Article XIII, which Servicing Advances are reimbursable to the Servicer to the extent provided in this Agreement and (v) in connection with the liquidation of a Group 1 Mortgage Loan, expenditures relating to the purchase or maintenance of the First Lien pursuant to Section 5.14, for all of which costs and expenses the Servicer is entitled to reimbursement in accordance with this Agreement. Notwithstanding anything herein to the contrary, no Servicing Advance shall be required to be made hereunder if such Servicing Advance would, if made, constitute a Nonrecoverable Advance. The determination by the Servicer that it has made a Nonrecoverable Advance or that any proposed Servicing Advance, if made, would constitute a Nonrecoverable Advance, shall be evidenced by an Officer's Certificate delivered to the Certificate Insurer, the Depositor and the Trustee no later than the Business Day following such determination.

     SERVICING COMPENSATION: The Servicing Fee and other amounts to which the Servicer is entitled pursuant to Section 7.03. The Servicer's right to Servicing Compensation may be reduced as set forth in Section 6.10.

     SERVICING FEE: As to each Mortgage Loan (including any Mortgage Loan as to which the related Mortgaged Property has become REO Property), the annual fee payable to the Servicer. Such fee shall be calculated and payable monthly only from the amounts received in respect of interest on such Mortgage Loan and shall be computed by multiplying (i) the principal balance on which interest accrues on the Mortgage Loan by (ii) the Servicing Fee Rate and by further multiplying the product thereof by (iii) a fraction, the numerator of which is the number of days in the period elapsed since the date to which interest was last paid by the Mortgagor or advanced by the Servicer and the denominator of which is the number of days in the annual period for which interest accrues on the related Mortgage Loan. The Servicing Fee is payable solely from the interest portion of (i) Monthly Payments, (ii) Liquidation Proceeds, (iii) Insurance Proceeds or (iv) Released Mortgaged Property Proceeds collected by the Servicer, or as otherwise provided in Section 5.04. The Servicing Fee includes any servicing fees owed or payable to any Subservicer.

     SERVICING FEE RATE: 0.65% per annum.

     SERVICING OFFICER: Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and specimen signature appears on a list of servicing officers annexed to an Officer's Certificate furnished on the Closing Date to the Trustee and the Certificateholders by the Servicer, as such list may from time to time be amended.

     SINGLE FAMILY PROPERTY: A one- to four-family residential property individual condominium unit, manufactured home, or unit in a planned unit development.

     S&P: Standard & Poor's Ratings Services, A Division of the McGraw-Hill Companies, Inc., or any successor thereto.

     SPECIAL POWER OF ATTORNEY: As defined in Section 2.04(f).

     STARTUP DAY: The day designated as such pursuant to Section 13.01.

     SUB-POOL: Either Sub-Pool I, Sub-Pool II, Sub-Pool III or Sub-Pool IV.

     SUB-POOL FACTOR: With respect to each Sub-Pool and as of any date of calculation, the related Sub-Pool Principal Balance after giving effect to the distributions to be made on the related Remittance Date as of such date divided by the sum of the Original Sub-Pool Principal Balance with respect to such Sub-Pool and the Principal Balances of all Subsequent Mortgage Loans with respect to such Sub-Pool as of the Subsequent Cut-off Date.

     SUB-POOL PRINCIPAL BALANCE: Either the Sub-Pool I Principal Balance, the Sub-Pool II Principal Balance, the Sub-Pool III Principal Balance or the Sub-Pool IV Principal Balance.

     SUB-POOL I: (i) the Sub-Pool I Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all proceeds thereof, (ii) such assets as from time to time are identified as REO Property with respect to Sub-Pool I or are deposited, with respect to Sub-Pool I in the Group 1 Certificate Account, Group 1 Trustee Expense Account, Group 1 Reserve Account, Group 1 Interest Coverage Account, the Sub-Pool I Pre-Funding Account or the Sub-Pool I Principal and Interest Account, including any amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Sub-Pool I Mortgage Loans required to be maintained pursuant to this Agreement and any Insurance Proceeds with respect thereto, (iv) the Certificate Insurance Policy, (v) Liquidation Proceeds with respect to Sub-Pool I Mortgage Loans and (vi) Released Mortgaged Property Proceeds with respect to Sub-Pool I Mortgage Loans. The Depositor's Yield and amounts received after the Cut-off Date in the case of Sub-Pool I Initial Mortgage Loans, or after a Subsequent Cut-off Date in the case of Sub-Pool I Subsequent Mortgage Loans, in respect of interest accrued on the Sub-Pool I Mortgage Loans on or prior to the Cut-off Date, or a Subsequent Cut-off Date, as the case may be, do not constitute a part of Sub-Pool I.

     SUB-POOL I INITIAL MORTGAGE LOANS: The Initial Mortgage Loans with respect to Sub-Pool I.

     SUB-POOL I MORTGAGE LOANS: The Mortgage Loans subject to this Agreement included in Sub-Pool I.

     SUB-POOL I PRE-FUNDING ACCOUNT: The Pre-Funding Account with respect to Sub-Pool I.

     SUB-POOL I PRINCIPAL AND INTEREST ACCOUNT: The Principal and Interest Account with respect to Sub-Pool I.

     SUB-POOL I PRINCIPAL BALANCE: As of any date of determination, the aggregate Principal Balances of the Sub-Pool I Mortgage Loans.

     SUB-POOL I STATISTICAL PRINCIPAL BALANCE: The aggregate Cut-off Date Principal Balances of the Sub-Pool I Initial Mortgage Loans, other than the Permanent Buydown Companion Loans, which amount is equal to $41,090,396.32.

     SUB-POOL I SUBSEQUENT MORTGAGE LOAN: A Sub-Pool I Mortgage Loan assigned and transferred by the Depositor to the Trustee pursuant to Section 2.10, such Sub-Pool I Mortgage Loan being identified on the related Mortgage Loan Schedule attached to a Sub-Pool I Subsequent Transfer Instrument.

     SUB-POOL I SUBSEQUENT TRANSFER INSTRUMENT: Each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Trustee and the Depositor substantially in the form of Exhibit T, by which Sub-Pool I Subsequent Mortgage Loans are transferred and assigned to the Trustee.

     SUB-POOL II: (i) the Sub-Pool II Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all proceeds thereof, (ii) such assets as from time to time are identified as REO Property with respect to Sub-Pool II or are deposited, with respect to Sub-Pool II, in the Group 1 Certificate Account, Group 1 Trustee Expense Account, Group 1 Reserve Account, Group 1 Interest Coverage Account, the Sub-Pool II Pre-Funding Account and the Sub-Pool II Principal and Interest Account, including any amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Sub-Pool II Mortgage Loans required to be maintained pursuant to this Agreement and any Insurance Proceeds with respect thereto, (iv) the Certificate Insurance Policy, (v) Liquidation Proceeds with respect to Sub-Pool II Mortgage Loans and (vi) Released Mortgaged Property Proceeds with respect to Sub-Pool II Mortgage Loans. The Depositor's Yield and amounts received after the Cut-off Date in the case of the Sub-Pool II Initial Mortgage Loans, or after a Subsequent Cut-off Date in the case of the Sub-Pool II Subsequent Mortgage Loans, in respect of interest accrued on the Sub-Pool II Mortgage Loans on or prior to the Cut-off Date, or a Subsequent Cut-off Date, as the case may be, do not constitute part of Sub-Pool II.

     SUB-POOL II INITIAL MORTGAGE LOANS: The Initial Mortgage Loans with respect to Sub-Pool II.

     SUB-POOL II MORTGAGE LOANS. The Mortgage Loans subject to this Agreement included in Sub-Pool II.

     SUB-POOL II PRE-FUNDING ACCOUNT: The Pre-Funding Account with respect to Sub-Pool II.

     SUB-POOL II PRINCIPAL AND INTEREST ACCOUNT: The Principal and Interest Account with respect to Sub-Pool II.

     SUB-POOL II PRINCIPAL BALANCE: As of any date of determination, the aggregate Principal Balances of the Sub-Pool II Mortgage Loans.

     SUB-POOL II STATISTICAL PRINCIPAL BALANCE: The aggregate Cut-off Date Principal Balances of the Sub-Pool II Initial Mortgage Loans, other than the Permanent Buydown Companion Loans, which amount is equal to $53,776,276.68.

     SUB-POOL II SUBSEQUENT MORTGAGE LOAN: A Sub-Pool II Mortgage Loan assigned and transferred by the Depositor to the Trustee pursuant to Section 2.10, such Sub-Pool II Mortgage Loan being identified on the related Mortgage Loan Schedule attached to a Sub-Pool II Subsequent Transfer Instrument.

     SUB-POOL II SUBSEQUENT TRANSFER INSTRUMENT: Each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Trustee and the Depositor substantially in the form of Exhibit T, by which Sub-Pool II Subsequent Mortgage Loans are transferred and assigned to the Trustee.

     SUB-POOL III: (i) the Sub-Pool III Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all proceeds thereof, (ii) such assets as from time to time are identified as REO Property with respect to Sub-Pool III or are deposited, with respect to Sub-Pool III, in the Group 2 Certificate Account, Group 2 Trustee Expense Account, Group 2 Reserve Account, Group 2 Interest Coverage Account, the Sub-Pool III Pre-Funding Account or the Sub-Pool III Principal and Interest Account, including any amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Sub-Pool III Mortgage Loans required to be maintained pursuant to this Agreement and any Insurance Proceeds with respect thereto, (iv) the Certificate Insurance Policy, (v) Liquidation Proceeds with respect to Sub-Pool III Mortgage Loans and (vi) Released Mortgaged Property Proceeds with respect to Sub-Pool III Mortgage Loans. The Depositor's Yield and amounts received after the Cut-off Date in the case of the Sub-Pool III Initial Mortgage Loans, or after a Subsequent Cut-off Date in the case of Sub-Pool III Subsequent Mortgage Loans, in respect of interest accrued on the Sub-Pool III Mortgage Loans on or prior to the Cut-off Date or a Subsequent Cut-off Date, as the case may be, do not constitute a part of Sub-Pool III.

     SUB-POOL III INITIAL MORTGAGE LOANS: The Initial Mortgage Loans with respect to Sub-Pool III.

     SUB-POOL III MORTGAGE LOANS: The Mortgage Loans subject to this Agreement included in Sub-Pool III.

     SUB-POOL III PRE-FUNDING ACCOUNT: The Pre-Funding Account with respect to Sub-Pool III.

     SUB-POOL III PRINCIPAL AND INTEREST ACCOUNT: The Principal and Interest Account with respect to Sub-Pool III.

     SUB-POOL III PRINCIPAL BALANCE: As of any date of determination, the aggregate Principal Balances of the Sub-Pool III Mortgage Loans.

     SUB-POOL III SUBSEQUENT MORTGAGE LOAN: A Sub-Pool III Mortgage Loan assigned and transferred by the Depositor to the Trustee pursuant to Section 2.10, such Sub-Pool III Mortgage Loan being identified on the related Mortgage Loan Schedule attached to a Sub-Pool III Subsequent Transfer Instrument.

     SUB-POOL III SUBSEQUENT TRANSFER INSTRUMENT: Each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Trustee and the Depositor substantially in the form of Exhibit T, by which Sub-Pool III Subsequent Mortgage Loans are transferred and assigned to the Trustee.

     SUB-POOL IV: (i) the Sub-Pool IV Mortgage Loans as from time to time are subject to this Agreement, together with the Mortgage Files relating thereto and all proceeds thereof, (ii) such assets as from time to time are identified as REO Property with respect to Sub-Pool IV or are deposited, with respect to Sub-Pool IV, in the Group 2 Certificate Account, Group 2 Trustee Expense Account, Group 2 Reserve Account, Sub-Pool IV Pre-Funding Account, Group 2 Interest Coverage Account, the Sub-Pool IV Pre-Funding Account or the Sub-Pool IV Principal and Interest Account, including any amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Sub-Pool IV Mortgage Loans required to be maintained pursuant to this Agreement and any Insurance Proceeds with respect thereto, (iv) the Certificate Insurance Policy, (v) Liquidation Proceeds with respect to Sub-Pool IV Mortgage Loans and (vi) Released Mortgaged Property Proceeds with respect to Sub-Pool IV Mortgage Loans. The Depositor's Yield and amounts received after the Cut-off Date in the case of the Sub-Pool IV Initial Mortgage Loans, or after a Subsequent Cut-off Date in the case of the Sub-Pool IV Subsequent Mortgage Loans, in respect of interest accrued on the Sub-Pool IV Mortgage Loans on or prior to the Cut-off Date, or a Subsequent Cut-off Date, as the case may be, do not constitute part of Sub-Pool IV.

     SUB-POOL IV INITIAL MORTGAGE LOANS: The Initial Mortgage Loans with respect to Sub-Pool IV.

     SUB-POOL IV MORTGAGE LOANS. The Mortgage Loans subject to this Agreement included in Sub-Pool IV.

     SUB-POOL IV PRE-FUNDING ACCOUNT: The Pre-Funding Account with respect to Sub-Pool IV.

     SUB-POOL IV PRINCIPAL AND INTEREST ACCOUNT: The Principal and Interest Account with respect to Sub-Pool IV.

     SUB-POOL IV PRINCIPAL BALANCE: As of any date of determination, the aggregate Principal Balances of the Sub-Pool IV Mortgage Loans.

     SUB-POOL IV SUBSEQUENT MORTGAGE LOAN: A Sub-Pool IV Mortgage Loan assigned and transferred by the Depositor to the Trustee pursuant to Section 2.10, such Sub-Pool IV Mortgage Loan being identified on the related Mortgage Loan Schedule attached to a Sub-Pool IV Subsequent Transfer Instrument.

     SUB-POOL IV SUBSEQUENT TRANSFER INSTRUMENT: Each Subsequent Transfer Instrument dated as of a Subsequent Transfer Date executed by the Trustee and the Depositor substantially in the form of Exhibit T, by which Sub-Pool IV Subsequent Mortgage Loans are transferred and assigned to the Trustee.

     SUBORDINATED AMOUNT: With respect to each Group, the amount set forth as such in the Insurance Agreement.

     SUBSERVICER: Any Person with whom the Servicer has entered into a Subservicing Agreement and who satisfies any requirements set forth in Section 5.01(a) in respect of the qualification of a Subservicer.

     SUBSERVICING AGREEMENT: Any agreement between the Servicer and any Subservicer relating to subservicing and/or administration of certain Mortgage Loans as provided in Section 5.01(a), a copy of which shall be delivered, along with any modifications thereto, to the Trustee.

     SUBSEQUENT CUT-OFF DATE: With respect to those Subsequent Mortgage Loans which are transferred and assigned to the Trustee pursuant to a Subsequent Transfer Instrument, the close of business on the day prior to the related Subsequent Transfer Date.

     SUBSEQUENT MORTGAGE LOAN: A Group 1 Subsequent Mortgage Loan or a Group 2 Subsequent Mortgage Loan.

     SUBSEQUENT TRANSFER DATE: The date on which a Subsequent Mortgage Loan is transferred and assigned to the Trustee, which date shall be no later than February 15, 1999.

     SUBSEQUENT TRANSFER INSTRUMENT: A Sub-Pool I Subsequent Transfer Instrument, a Sub-Pool II Subsequent Transfer Instrument, a Sub-Pool III Subsequent Transfer Instrument or a Sub-Pool IV Subsequent Transfer Instrument.

     SUBSTITUTION ADJUSTMENT: As to any date on which a substitution occurs pursuant to Sections 2.05 or 3.03, the amount (if any) by which the aggregate principal balances (after application of principal payments received on or before the date of substitution) of any Qualified Substitute Mortgage Loans as of the date of substitution, are less than the aggregate of the Principal Balances, together with accrued and unpaid interest thereon to the date of substitution, of the related Deleted Mortgage Loans.

     TAX MATTERS PERSON: The Person or Persons designated from time to time to act as the "tax matters person" (within the meaning of the REMIC Provisions).

     TAX MATTERS PERSON RESIDUAL INTEREST CERTIFICATE: The interest in the Class R Certificates held by the Tax Matters Person pursuant to Section 13.01(c).

     TAX RETURN: The federal income tax return on Internal Revenue Service Form 1066, "U.S. Real Estate Mortgage Investment Conduit Income Tax Return," including Schedule Q thereto, Quarterly Notice to Residual Interest Holders of REMIC Taxable Income or Net Loss Allocation, or any successor forms, to be filed on behalf of the Trust Fund REMIC, due to its classification as a REMIC under the REMIC Provisions, together with any and all other information reports or returns that may be required to be furnished the Certificateholders or filed with the Internal Revenue Service or any other governmental taxing authority under any applicable provision of federal, state or local tax laws.

     TELERATE PAGE 3750: The display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace the page on that service for the purpose of displaying comparable rates or prices).

     TERMINATION PRICE: As defined in Section 11.01.

     TRANSFER AFFIDAVIT: As defined in Section 4.02(c)(ii).

     TRANSFER CERTIFICATE: As defined in Section 4.02(c)(ii).

     TRIGGER EVENT: A trigger event shall occur if (A) as to Group 1 (i) with respect to any Determination Date occurring prior to November 2003, the sum of
(x) the aggregate Realized Losses with respect to Group 1 experienced as of such Determination Date and (y) the Delinquency Calculation Amount with respect to such Determination Date exceeds $10,014,564.14 or (ii) with respect to any Determination Date occurring prior to November 2008, the sum of (x) the aggregate Realized Losses with respect to Group 1 experienced as of such Determination Date and (y) the Delinquency Calculation Amount with respect thereto exceeds $13,352.752.60; or

     (B) as to Group 2, (i) with respect to any Determination Date occurring prior to November 2003, the sum of (x) the aggregate Realized Losses with respect to Group 2 experienced as of such Determination Date and (y) the Delinquency Calculation Amount with respect to such Determination Date exceeds $10,716,942.86 or (ii) with respect to any Determination Date occurring prior to November 2008, the sum of (x) the aggregate Realized Losses with respect to Group 2 experienced as of such Determination Date and (y) the Delinquency Calculation Amount with respect thereto exceeds $14,289,257.14; or

     (C) on or after June 30, 1999, the Servicer fails to maintain hardware, firmware or software, or any system consisting of one or more thereof, including, without limitation, any and all enhancements, upgrades, customizations, modifications, maintenance and the like (collectively, a "System"), used by or for the benefit of the Servicer in connection with the performance with Servicer's obligations under this Agreement, in a manner that permits the Servicer to record, store, process, provide and, where appropriate, insert, true and accurate dates and calculations for dates and spans including and following January 1, 2000 (herein referred to as "Year 2000 Compliant"). In addition, "Year 2000 Compliant" shall mean that the System will support the ability for its continued normal usage such that neither the performance nor the correct functioning of the System will be affected by the approach, and passing into, the year 2000. In particular:

          (i) Year 2000 Compliant shall mean that no value for current date will cause any interruption in the operation of the System.

          (ii) All manipulations of time-related data will produce the desired results for all valid dates within the application domain and in combination with other products, prior to, through and beyond the year 2000.

          (iii) Date elements in interfaces and data storage will permit specifying the century to eliminate date ambiguity without human intervention including leap year calculations.

          (iv) Where any date element is represented without a century, the correct century shall be unambiguous for all manipulations involving that element.

          (v) Authorization codes and passwords relative to expiration dates and CPU serial numbers should function normally during year 2000 testing time horizons; or

     (D) Superior Bank FSB in its capacity as Servicer, fails to maintain at any time a net worth of at least $80,000,000 computed in accordance with generally accepted accounting principles.

     TRUST: AFC Mortgage Loan Asset Backed Certificates, Series 1998-4.

     TRUST FUND: Collectively, Group 1 and Group 2.

     TRUST FUND REMIC: The Trust Fund, exclusive of the Pre-Funding Accounts established pursuant to Section 6.12 and the Interest Coverage Accounts established pursuant to Section 6.13.

     TRUSTEE: LaSalle National Bank, or its successor in interest, or any successor trustee appointed as herein provided.

     TRUSTEE EXPENSE ACCOUNT: With respect to each Group, the account established and maintained by the Trustee in accordance with Section 6.03. With respect to Group 1, the Trustee Expense Account shall be known as the Group 1 Trustee Expense Account and with respect to Group 2, the Trustee Expense Account shall be known as the Group 2 Trustee Expense Account.

     TRUSTEE'S MORTGAGE FILE: The documents delivered to the Trustee or the Custodian pursuant to Section 2.04.

     UNITED STATES PERSON: A citizen or resident of the United States, a corporation or partnership (including an entity treated as a corporation or partnership for federal income tax purposes) organized in, or under the laws of, the United States or any state thereof or the District of Columbia (unless, in the case of a partnership, Treasury regulations are adopted to provide otherwise), or an estate whose income is subject to United States federal income tax regardless of its source, or a trust other than a "foreign trust" within the meaning of Section 7701(a)(31) of the Code.

     UNRECOVERED CLASS A PORTION: With respect to each Class of Class A Certificates and any Remittance Date, the excess, if any, of (A) the related Class A Principal Balance minus the sum of (i) all amounts (excluding that portion of Insured Payments with respect to the related Sub-Pool, if any, to be made in respect of principal) to be distributed to such Class of Class A Certificateholders in respect of principal on such Remittance Date on account of amounts described in clauses (c)(i) through (c)(iii), inclusive, and clauses
(c)(v) (to the extent the amount in clause (c)(v) represents a right to receive principal not previously covered by an Insured Payment), (c)(vi) and (c)(viii) of the definition of Class A Principal Remittance Amount, and (ii) all amounts distributed to such Class of Class A Certificateholders as a mandatory prepayment pursuant to the last paragraph of Section 6.06(c) (only on the Remittance Date occurring on February 25, 1999), over (B) the sum of (i) the related Sub-Pool Principal Balance plus (ii) the related Pre-Funded Amount minus the sum of (x) the principal portion of the Monthly Payments received during the related Due Period and deposited in the related Principal and Interest Account pursuant to Section 5.03, and all Principal Prepayments, Curtailments, Excess Payments, Insurance Proceeds, Net Liquidation Proceeds, Released Mortgaged Property Proceeds and net income from any REO Property with respect to Mortgage Loans with respect to the related Sub-Pool to the extent applied by the Servicer as recoveries of principal in respect of the related Mortgage Loans, which will be distributed to such Class of Class A Certificateholders pursuant to Section
6.06 on such Remittance Date, plus (y) the aggregate of, as to each related Mortgage Loan which became a Liquidated Mortgage Loan during the related Due Period, an amount (not less than zero or greater than the related Principal Balance) equal to the excess, if any, of (i) the Principal Balance of such Liquidated Mortgage Loan over (ii) the principal portion of the related Net Liquidation Proceeds included in item (b)(iii) of the definition of Class A Principal Remittance Amount that will actually be distributed to such Class of Class A Certificateholders on such Remittance Date, pursuant to Section 6.06(c)(A)(X)(ii) and 6.06(c)(A)(Y)(ii) with respect to Group 1 and Sections 6.06(c)(B)(X)(ii) and 6.06(c)(B)(Y)(ii) with respect to Group 2.

     VOTING RIGHTS: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, 100% of all of the Voting Rights with respect to Group 1 shall be allocated among Holders of Class 1A-1 Certificates and Class 1A- 2 Certificates in the proportion that the related Class Principal Balance bears to the sum of the Class 1A-1 Principal Balance and the Class 1A-2 Principal Balance on such date, and allocated among the Certificates of each such Class in accordance with their respective Percentage Interests. As of any date of determination, 100% of all of the Voting Rights with respect to Group 2 shall be allocated among Holders of Class 2A-1 Certificates and Class 2A-2 Certificates in the proportion that the related Class Principal Balance bears to the sum of the Class 2A-1 Principal Balance and Class 2A-2 Principal Balance, and allocated among the Certificates of each such class in accordance with their respective Percentage Interests.

                                   ARTICLE II

                      SALE AND CONVEYANCE OF THE TRUST FUND

     Section 2.01 Sale and Conveyance of Trust Fund; Priority and Subordination of Ownership Interests.

     (a) The Depositor does hereby sell, transfer, assign, set over and convey without recourse to the Trustee, but subject to the subordination described below in this Section and the other terms and provisions of this Agreement, all of the right, title and interest of the Depositor in and to the Group 1 and Group 2 Mortgage Loans, together with any amounts received after the Cut-off Date with respect to the Initial Mortgage Loans or after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans (other than the Depositor's Yield), and all other assets included or to be included in the Trust Fund for the benefit of the Certificateholders.

     (b) The rights of the Certificateholders to receive payments with respect to the Mortgage Loans in respect of the Certificates, and all ownership interests of the Certificateholders in such payments, shall be as set forth in this Agreement. In this regard, all rights of the Class R Certificateholders to receive payments in respect of the Class R Certificates are subject and subordinate to the preferential rights of the Class A Certificateholders to receive payments in respect of the Class A Certificates, to the extent set forth herein. In accordance with the foregoing, the ownership interest of the Class R Certificateholders in amounts deposited in the Principal and Interest Accounts and the Certificate Accounts from time to time shall not vest unless and until such amounts are distributed in respect of the Class R Certificates in accordance with the terms of this Agreement.

     Section 2.02 Possession of Mortgage Files.

     (a) Upon the issuance of the Certificates, and upon delivery of each Subsequent Mortgage Loan or Qualified Substitute Mortgage Loan, the ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File is vested in the Trustee for the benefit of the Certificateholders.

     (b) Pursuant to Section 2.04, the Depositor has delivered or caused to be delivered to the Trustee or the Custodian each Trustee's Mortgage File with respect to the Initial Mortgage Loans.

     Section 2.03 Books and Records.

     The sale of each Mortgage Loan shall be reflected on the Depositor's balance sheets and other financial statements as a sale of assets by the Depositor. The Depositor shall be responsible for maintaining, and shall maintain, a complete set of books and records for each Mortgage Loan which shall be clearly marked to reflect the ownership of each Mortgage Loan by the Trustee for the benefit of the Certificateholders.

     Section 2.04 Delivery of Mortgage Loan Documents.

     The Depositor, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee or, if a Custodian has been appointed pursuant to Section 12.12, to the Custodian, the Certificate Insurance Policy and each of the following documents for each Initial Mortgage Loan. The Depositor, contemporaneously with delivery of a Subsequent Transfer Instrument, shall deliver or cause to be delivered to the Trustee or, if a Custodian has been appointed pursuant to Section 12.12, to the Custodian, each of the following documents for each related Subsequent Mortgage Loan:

     (a) The original Mortgage Note, showing a complete chain of endorsements and endorsed by the last endorsee thereof, "Pay to the order of _____________________ [or LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of November 1, 1998, Series 1998-4",] without recourse" and signed, by facsimile or manual signature, by such last endorsee. With respect to the Mortgage Loans listed on the schedule attached hereto as Exhibit W, the original Mortgage Note referred to above cannot be located; the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon delivery to the Trustee of a photocopy of the original thereof with a lost note affidavit;

     (b) Either: (i) the original Mortgage, with evidence of recording thereon,
(ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Depositor or by the closing attorney, or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, or commitment therefor, if the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost;

     (c) Either: (i) (A) the original Assignment of Mortgage from the last assignee of the related Mortgage assigned to the Trustee, with evidence of recording thereon, or (B) an original assignment of mortgage from the last assignee of the related Mortgage assigned in blank, or (ii) if an original Assignment of Mortgage has not yet been provided in accordance with clause (i), an Assignment of Mortgage to the Trustee, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Mortgage to the Trustee submitted for recording (provided, however, that an appropriate officer or approved signatory of the Depositor may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage to the Trustee relating thereto) or (iii) a copy of such original Assignment of Mortgage to the Trustee, with evidence of recording thereon, certified to be true and complete by the Depositor or the appropriate public recording office, in those instances where such original Assignment of Mortgage has been recorded but subsequently lost; any such Assignment of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county, if permitted by applicable law;

     (d) The original policy of title insurance or a true copy thereof or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same and, with respect to a Manufactured Home Loan, a manufactured housing unit (American Land Title Association 7) endorsement from the title insurer stating that the insurer agrees that the related manufactured housing unit is included within the term "land" when used in such title policy;

     (e) Either: (i) originals of all intervening assignments, if any, showing a complete chain of assignment from the originator to the last assignee of the related Mortgage, including any recorded warehousing assignments, with evidence of recording thereon, or, (ii) if the original intervening assignments have not yet been returned from the recording office, a copy of the originals of such intervening assignments together with a certificate of a Responsible Officer of the Depositor or the closing attorney or an officer of the title insurer which issued the related title insurance policy, or commitment therefor, or its duly authorized agent certifying that the copy is a true copy of the original of such intervening assignments or (iii) a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost;

     (f) Either: (i) the original assumption agreement and/or modification agreement, if any, with evidence of recording thereon, or (ii) if the original of such agreement has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such assumption and modification agreement submitted for recording, or (iii) a copy of an original assumption and modification agreement, with evidence of recording thereon, certified to be true and complete by the Depositor or the appropriate public recording office, in those instances where such original recorded assumption or modification agreement has been lost; and

     Within 45 days after the Closing Date, with respect to each Multifamily Loan, Mixed Use Loan and Commercial Loan, (i) if such item is a document separate from the Mortgage either (A) an original copy of the related Assignment of Leases, if any (with recording information indicated thereon), or (B) if the original of such Assignment of Leases has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Leases submitted for recording; (ii) an original assignment of any related Assignment of Leases, if any (if such document is a document separate from the Mortgage and not incorporated in the Assignment of Mortgage), in blank and in recordable form; (iii) if such item is a document separate from the Mortgage either (A) an original copy of all intervening assignments of Assignment of Leases, if any (with recording information indicated thereon), or (B) if the original of such intervening assignments of Assignment of Leases has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignment of Assignment of Leases submitted for recording; (iv) either, (A) a copy of the UCC-1 financing statement and any related continuation statements, if any, each showing the Mortgagor as debtor and mortgagee as secured party and each with evidence of filing thereon, or (B) if the copy of the UCC-1 financing statement has not yet been returned from the filing office, a copy of such UCC-1 financing statement, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such UCC-1 financing statement submitted for filing; (v) an original executed form UCC-2 or UCC-3 financing statement, in form suitable for filing, disclosing the assignment in blank, of the security interest in the personal property constituting security for repayment of the Mortgage Loan; and (vi) either (A) an original copy of all intervening assignments of UCC-3 financing statements, if any (with recording information indicated thereon), or (B) if the original of such intervening assignments of UCC-3 financing statements has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignments of UCC-3 financing statements submitted for recording. If in connection with any Mortgage Loan the Depositor cannot deliver any such financing statement(s) with evidence of filing thereon because such financing statement(s) has not yet been returned by the public filing office where such financing statement has been submitted for filing, then the Depositor shall deliver or cause to be delivered a photocopy, or the secured party's carbon copy with the debtor's signature of such financing statement(s) (certified by the Depositor to be a true and complete copy) together with an officers' certificate stating that such financing statement(s) has been dispatched to the appropriate public filing office for filing.

     Within 45 days after the Closing Date, the Servicer shall have completed each Assignment of Mortgage and Assignment of Leases, if any, originally assigned in blank to "LaSalle National Bank, as Trustee, under the Pooling and Servicing Agreement, dated as of November 1, 1998, Series 1998-4" and, within such period (or if later, within 30 days after its receipt of the original recorded Mortgage and intervening assignment), shall have submitted each such Assignment of Mortgage to the appropriate public recording office for recording; provided however, that the Servicer shall not be required to submit an Assignment of Mortgage for recording with respect to a Mortgaged Property, where, in the Opinion of Counsel to the Depositor (which opinion shall be delivered to the Certificate Insurer within the 45-day or 30-day period, as applicable, specified herein), such recordation of the Assignment of Mortgage is not required (i) to effect the sale and conveyance of the Mortgage Loan by the Depositor to LaSalle National Bank, as Trustee for AFC Mortgage Loan Asset Backed Certificates, Series 1998-4, pursuant to and as provided in Section 2.01 or the granting and perfecting of the security interest in the Mortgage Loan pursuant to and as provided in Section 14.15 or (ii) to defeat any ownership, security interest or other adverse claim to the Mortgage Loan by any creditor of the Depositor or by any purported transferee of such Mortgage Loan in a purported transfer thereof by the Depositor subsequent to such sale and conveyance. Any such Assignment of Mortgage that is not required to be recorded pursuant to this paragraph shall be delivered by the Depositor to the Trustee within such 45-day period. Each such Assignment of Mortgage delivered by the

Depositor to the Trustee shall, subject to receipt of the original recorded Mortgage as described above, be in recordable form. Within such 45-day period, the Depositor also shall deliver to the Trustee an original executed power of attorney ("Special Power of Attorney"), substantially in the form of Exhibit K, with respect to the Assignments of Mortgage that are not required to be recorded under this paragraph, authorizing the Trustee to record the Assignments of Mortgage if necessary or advisable to protect the interests of the Certificateholders and the Certificate Insurer. Pursuant to such power of attorney, the Trustee also may execute a new Assignment of Mortgage for any Mortgage Loan if the original Assignment of Mortgage delivered by the Depositor to the Trustee is not in recordable form at such time as the Assignment of Mortgage is to be recorded by the Trustee.

     Within 45 days after the Closing Date, the Servicer shall complete any UCC-2 or UCC-3 financing statements with respect to the Multifamily Loans, Mixed Use Loans and Commercial Loans, such that the assignee of creditor is listed as "LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of November 1, 1998, Series 1998- 4." The Depositor shall no later than ten Business Days after the receipt thereof, and in any event, within one year of the Closing Date, deliver or cause to be delivered to the Trustee or the
Custodian: (a) the original recorded Mortgage in those instances where a copy thereof certified by the Depositor was delivered to the Trustee or the Custodian; (b) the original recorded Assignment of Mortgage from the Depositor to the Trustee, which, together with any intervening assignments of Mortgage, evidences a complete chain of assignment from the originator to the Trustee in those instances where copies thereof certified by the Depositor were delivered to the Trustee or the Custodian; (c) the title insurance policy required in clause (d) above; (d) the original recorded assumption and modification agreement in those instances in which a copy was delivered; (e) the original Assignment of Leases in those instances in which a copy was delivered and (f) the copy of the UCC-1 financing statement and any related continuation statements with evidence of filing thereon returned from the recording office if a copy was previously delivered as set forth in clause (iv)(B) in the second preceding paragraph. Notwithstanding anything to the contrary contained in this
Section 2.04, in those instances where the public recording office retains the original Mortgage, Assignment of Mortgage or the intervening assignments of the Mortgage, Assignment of Leases or assignment of Assignment of Leases after it has been recorded, the Depositor shall be deemed to have satisfied its obligations hereunder upon delivery to the Trustee or the Custodian of a copy of such Mortgage, Assignment of Mortgage or intervening assignments of the Mortgage, Assignment of Leases or assignment of Assignment of Leases certified by the public recording office to be a true copy of the recorded original thereof. From time to time the Depositor may forward or cause to be forwarded to the Trustee or the Custodian additional original documents evidencing an assumption or modification of a Mortgage Loan. All Mortgage Loan documents held by the Trustee or the Custodian as to each Mortgage Loan are referred to herein as the "Trustee's Mortgage File."

     All recording required pursuant to this Section 2.04 shall be accomplished by and at the expense of the Depositor.

     Section 2.05 Acceptance by Trustee of the Trust Fund; Certain Substitutions; Certification by Trustee.

     (a) The Trustee agrees to execute and deliver on the Closing Date and on each Subsequent Transfer Date an acknowledgment of receipt (or if a Custodian has been appointed, a receipt by the Custodian) of, for each Mortgage Loan transferred and assigned to the Trustee on such date, the items listed in
Section 2.04 (a) through (f) above, in the form attached as Exhibit F, and declares that it will hold such documents and any amendments, replacements or supple ments thereto, as well as any other assets included in the definition of Trust Fund and delivered to the Trustee or the Custodian, as Trustee in trust upon and subject to the conditions set forth herein for the benefit of the Certificateholders. The Trustee or Custodian (such Custodian being so obligated under a Custodial Agreement) agrees, for the benefit of the Certificateholders, to review (or cause to be reviewed) each Trustee's Mortgage File within 45 days after the Closing Date (or, with respect to any Subsequent Mortgage Loan or Qualified Substitute Mortgage Loan, within 45 days after the receipt by the Trustee or Custodian thereof) and to deliver to the Depositor, the Servicer and the Certificate Insurer a certification in the form attached hereto as Exhibit F-1 to the effect that, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as not covered by such certification) and except as noted therein, (i) all documents required to be delivered to it pursuant to this Agreement are in its possession or in the possession of the Custodian on its behalf (other than items listed in Section 2.04(f) above), (ii) any and all documents delivered by the Depositor pursuant to Section 2.04 above have been reviewed by it or the Custodian on its behalf and have not been mutilated, damaged, torn or otherwise physically altered (handwritten additions, changes or corrections shall not constitute physical alteration if initialled by the Mortgagor) and relate to such Mortgage Loan,
(iii) based on its examination, or the examination of the Custodian on its behalf, and only as to the foregoing documents, the information set forth on the related Mortgage Loan Schedule accurately reflects the information set forth in the Trustee's Mortgage File and (iv) each Mortgage Note has been endorsed as provided in Section 2.04 above. The Trustee or Custodian shall be under no duty or obligation to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face. Within 375 days after the Closing Date, the Trustee shall deliver (or cause to be delivered by the Custodian, if any) to the Servicer, the Depositor and the Certificate Insurer a final certification in the form attached hereto as Exhibit G covering both the Initial Mortgage Loans and all Subsequent Mortgage Loans evidencing the completeness of the Trustee's Mortgage Files (other than items listed in Section 2.04(f) above). Following delivery of the Final Certification, the Trustee shall (or cause the Custodian to) provide to the Certificate Insurer, the Depositor and the Servicer no less frequently than quarterly, and the Servicer shall provide to the Certificate Insurer, no less frequently than quarterly, updated certifications indicating the then current status of exceptions, until all such exceptions have been eliminated.

     (b) If the Certificate Insurer, the Trustee or the Custodian, if any, on the Trustee's behalf during the process of reviewing the Trustee's Mortgage Files finds any document constituting a part of a Trustee's Mortgage File which is not executed, has not been received, is unrelated to the Mortgage Loan identified in the related Mortgage Loan Schedule, or does not conform to the requirements of Section 2.04 above or the description thereof as set forth in the related Mortgage Loan Schedule, the Trustee, the Certificate Insurer or the Custodian (pursuant to the Custodial Agreement), as applicable, shall promptly so notify the Servicer, the Depositor, the Certificate Insurer, the Custodian and the Trustee. In performing any such review, the Trustee may conclusively rely on the Depositor as to the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.04 above (other than the items listed in Section 2.04(f) above) have been received and further confirming that any and all documents delivered pursuant to such Section 2.04 have been executed and relate to the Mortgage Loans identified in the related Mortgage Loan Schedule. The Trustee shall have no responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor agrees to use reasonable efforts to remedy a material defect in a document constituting part of a Trustee's Mortgage File of which it is so notified by the Trustee. If, however, within 60 days after the Trustee's or Custodian's notice to it respecting such defect the Depositor has not remedied the defect and the defect materially and adversely affects the interest of the Certificateholders in the related Mortgage Loan or the interests of the Certificate Insurer, the Depositor will on the Determination Date next succeeding the end of such 60 day period (i) substitute in lieu of such Mortgage Loan a Qualified Substitute Mortgage Loan in the manner and subject to the conditions set forth in Section 3.03 or (ii) purchase such Mortgage Loan at a purchase price equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such Mortgage Loan to but not including the Due Date in the Due Period most recently ended prior to such Determination Date computed at the Mortgage Rate plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan, which purchase price shall be deposited in the Principal and Interest Account (after deducting therefrom any amounts received in respect of such repurchased Mortgage Loan and being held in the related Principal and Interest Account for future distribution to the extent such amounts represent recoveries of principal not yet applied to reduce the related Principal Balance or interest (net of the Servicing Fee) for the period from and after the Due Date in the Due Period most recently ended prior to such Determination Date). For purposes of calculating the Available Remittance Amount for any Remittance Date, amounts paid by the Depositor pursuant to this Section
2.05 in connection with the repurchase or substitution of any Mortgage Loan that are on deposit in the related Principal and Interest Account as of the Determination Date for such Remittance Date shall be deemed to have been paid during the related Due Period and shall be transferred to the related Certificate Account pursuant to Section 5.04(i) on the Determination Date for such Remittance Date.

     (c) Upon receipt by the Trustee of a certification of a Servicing Officer of the Servicer of such substitution or purchase and the deposit of the amounts described above in the related Principal and Interest Account (which certification shall be in the form of Exhibit I), the Trustee shall release (or cause to be released) to the Servicer for release to the Depositor the related Trustee's Mortgage File and shall execute, without recourse, representation or warranty, and deliver such instruments of transfer presented to it by the Servicer as shall be necessary to transfer such Mortgage Loan to the Depositor.

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



     On the Remittance Date in January of each year, the Trustee or the Custodian, if any, shall deliver to the Depositor, the Servicer and the Certificate Insurer a certification detailing all releases with respect to the Mortgage Loans for which the Trustee or the Custodian holds a Trustee's Mortgage File pursuant to this Agreement. Such certification shall be limited to a list of all Trustee's Mortgage Files which were released by or returned to the Trustee or the Custodian during the prior calendar year, the date of such release or return, the reason for such release or return, and the Person to whom the Trustee's Mortgage File was released and the Person who returned the Trustee's Mortgage File.

     Section 2.06 [Reserved].

     Section 2.07 Execution of Certificates.

     The Trustee acknowledges the assignment to it of the Mortgage Loans and the delivery of the Trustee's Mortgage Files to it and, concurrently with such delivery, has executed and caused to be authenticated and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans, the Trustee's Mortgage Files and the other assets included in the definition of the Trust Fund, Certificates in Authorized Denominations evidencing the entire ownership of the Trust Fund.

     Section 2.08 Fees and Expenses of the Trustee.

     Subject to Section 12.05 hereof, the fees and expenses of the Trustee hereunder including (i) the annual fees of the Trustee, payable annually in advance beginning on the Closing Date and on each anniversary thereof, (ii) any other fees, expenses, disbursements and advances to which the Trustee is entitled, and (iii) reimbursements to the Servicer for any advances made by the Servicer to the related Trustee Expense Account pursuant to Section 6.03, shall be paid from the related Trustee Expense Account in the manner set forth in
Section 6.03; provided, however, that the Depositor shall be liable for any expenses of the Trust Fund incurred prior to the Closing Date. The fees due to the Trustee on the Closing Date pursuant to Section 2.08(i) above shall be paid by the Depositor on the Closing Date from its own funds.

     Section 2.09 Application of Principal and Interest.

     In the event that Net Liquidation Proceeds or Insurance Proceeds on a Liquidated Mortgage Loan are less than the related Principal Balance plus accrued interest thereon, or any Mortgagor makes a partial payment of any Monthly Payment due on a Mortgage Loan, such Net Liquidation Proceeds, Insurance Proceeds or partial payment shall be applied to payment of the related Mortgage Note as provided therein, and if not so provided or if the related Mortgaged Property has become an REO Property, first to interest accrued at the related Mortgage Rate and then to principal.

     Section 2.10 Conveyance of the Subsequent Mortgage Loans.

     (a) Subject to the conditions set forth in paragraph (b) below in consideration of the Trustee's delivery on the related Subsequent Transfer Dates to or upon the order of the Depositor of all or a portion of the balance of funds in the related Pre-Funding Account with respect to each Sub-Pool, the Depositor shall on any Subsequent Transfer Date sell, transfer, assign, set over and convey without recourse to the Trustee but subject to the subordination described above in Section 2.01(b) above and the other terms and provisions of this Agreement all of the right, title and interest of the Depositor in and to
(i) the Subsequent Mortgage Loans identified on the related Mortgage Loan Schedule attached to the related Subsequent Transfer Instrument, delivered by the Depositor on such Subsequent Transfer Date, excepting the Depositor's Yield,
(ii) principal received and interest accruing on the Subsequent Mortgage Loans after the related Subsequent Cut-off Date and (iii) all items with respect to such Subsequent Mortgage Loans to be delivered pursuant to Section 2.04 above and the other items in the related Mortgage Files; provided, however, that the Depositor reserves and retains all right, title and interest in and to principal (including Prepayments, Curtailments and Excess Payments) received and interest accruing on the Subsequent Mortgage Loans on or prior to the related Subsequent Cutoff Date. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the related Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale of the Subsequent Mortgage Loans by the Depositor to the Trust Fund.

     The purchase price paid by the Trustee from amounts released from the Pre-Funding Account shall be (i) for each Group 2 Subsequent Mortgage Loan and each Group 1 Subsequent Mortgage Loan that is not a Permanent Buydown Loan or Permanent Buydown Companion Loan, one-hundred percent (100%) of the aggregate principal balances of the Subsequent Mortgage Loans so transferred and (ii) for each Group 1 Subsequent Mortgage Loan that is a Permanent Buydown Loan and for its corresponding Permanent Buydown Companion Loan, an amount equal to the principal balance of such Permanent Buydown Loan over the sum of the principal balance of such Permanent Buydown Loan and the principal balance of the related Permanent Buydown Companion Loan multiplied by the sum of the principal balances of such Permanent Buydown Loan and Permanent Buydown Companion Loan. This Agreement shall constitute a fixed-price purchase contract in accordance with
Section 860G(a)(3)(A)(ii) of the Code.

     (b) The Depositor shall transfer to the Trustee the Subsequent Mortgage Loans and the other property and rights related thereto described in Section
2.10 (a) above, and the Trustee shall release funds from the related Pre-Funding Account, only upon the satisfaction of each of the following conditions on or prior to the related Subsequent Transfer Date:

          (i) except with respect to the first conveyance of Subsequent Mortgage Loans to the Trustee, the Depositor shall have provided the Trustee and the Certificate Insurer with a timely Addition Notice and shall have provided any information reasonably requested by the Trustee or the Certificate Insurer with respect to the Subsequent Mortgage Loans;

          (ii) the Depositor shall have delivered to the Trustee a duly executed Subsequent Transfer Instrument, which shall include a Mortgage Loan Schedule, listing the Subsequent Mortgage Loans;

          (iii) as of each Subsequent Transfer Date, the Depositor shall not be insolvent nor shall it have been made insolvent by such transfer nor shall it be aware of any pending insolvency;

          (iv) such sale and transfer shall not result in a material adverse tax consequence to the Trust Fund or the Certificateholders;

          (v) the Funding Period shall not have terminated;

          (vi) the Depositor shall have confirmed the satisfaction of each condition precedent and representations specified in this Section 2.10(b), and Section 2.10(c) with respect to Sub-Pool I and Sub-Pool II and Section 2.10(d) with respect to Sub-Pool III and Sub-Pool IV below in the related Subsequent Transfer Instrument;

          (vii) the Depositor shall have delivered to the Trustee and the Certificate Insurer Opinions of Counsel addressed to the Certificate Insurer, Moody's, S&P and the Trustee with respect to the transfer of the Subsequent Mortgage Loans substantially in the form of the Opinions of Counsel delivered to the Certificate Insurer and the Trustee on the Closing Date regarding certain bankruptcy and corporate matters; and

          (viii) the Trustee shall have delivered to the Certificate Insurer and the Depositor an Opinion of Counsel addressed to the Depositor, Moody's, S&P and the Certificate Insurer with respect to the Subsequent Transfer Instrument substantially in the form of the Opinion of Counsel delivered to the Certificate Insurer and the Depositor on the Closing Date regarding certain corporate matters relating to the Trustee.

     (c) Any conveyance of Group 1 Subsequent Mortgage Loans on a Subsequent Transfer Date is subject to the following representations and warranties of the
Depositor: (i) each such Subsequent Mortgage Loan must satisfy the representations and warranties specified in the Subsequent Transfer Instrument and this Agreement; (ii) the Depositor will not select such Subsequent Mortgage Loans in a manner that it believes is adverse to the interests of the Certificateholders; (iii) the Depositor will deliver certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Mortgage Loans; (iv) the difference between (1) the sum of the aggregate principal balance of the Group 1 Mortgage Loans, excluding the Permanent Buydown Companion Loans, and the Pre-Funded Amount and (2) the Certificate Principal balance of the Class 1A Certificates, will be the same immediately following the purchase of each Group 1 Subsequent Mortgage Loans as it was immediately prior to the purchase of each such Subsequent Mortgage Loan; and (v) as of the respective Subsequent Cut-off Date, the Group 1 Subsequent Mortgage Loans will satisfy the following criteria: (A) such Subsequent Mortgage Loan may not be contractually delinquent for two consecutive payments as of the related Subsequent Cut-off Date; (B) the original term to maturity of such Subsequent Mortgage Loan will not be less than 60 months and will not exceed 360 months; (C) such Subsequent Mortgage Loan may not provide for negative amortization; (D) such Subsequent Mortgage Loan (other than a Permanent Buydown Companion Loan) will have a Mortgage Rate not less than 6.50% for Sub-Pool I or 6.75% for Sub-Pool II; (E) such Subsequent Mortgage Loan will be underwritten in accordance with the criteria set forth under "The Depositor--Underwriting Criteria--Group 1" in the Prospectus; (F) such Subsequent Mortgage Loan will have been serviced by the Servicer since origination or purchase by the Depositor; (G) such Subsequent Mortgage Loan will not have a Combined Loan-to-Value Ratio (excluding any Permanent Buydown Companion Loan) greater than 92%; and (H) such Subsequent Mortgage Loans will have (1) as of the end of the Funding Period, a weighted average number of months since origination of not over 4 months and (2) not over 20% by aggregate principal balance with a first payment date no later than April 1, 1999.

     In addition, following the purchase of any Group 1 Subsequent Mortgage Loan by the Trust Fund, the Sub-Pool I Mortgage Loans (including the Sub-Pool I Subsequent Mortgage Loans but excluding the Permanent Buydown Companion Loans) as of the end of the Funding Period will: (i) have a weighted average Mortgage Rate of at least 10.00%; (ii) have a weighted average remaining term to stated maturity of not more than 290.0 months and not less than 200.00 months; (iii) have a weighted average Combined Loan-to-Value Ratio of not more than 82%; (iv) have not in excess of 35% by aggregate principal balance of Sub-Pool I Mortgage Loans that are Balloon Mortgage Loans; (v) have no Sub-Pool I Mortgage Loan with a principal balance in excess of $227,150; (vi) not have in excess of 12% by aggregate principal balance of Sub-Pool I Mortgage Loans secured by non-owner occupied Mortgaged Properties; (vii) not have a concentration of Mortgaged Properties in a single zip code in excess of 5% by aggregate principal balance of Sub-Pool I Mortgage Loans; (viii) not have any Sub-Pool I Mortgage Loans secured by Mortgaged Properties that are condominiums or units in planned unit developments; (ix) have at least 100% by aggregate principal balance of Sub-Pool I Mortgage Loans secured by fee simple interests in attached or detached One-family Properties; (x) not have any Sub-Pool 1 Mortgage Loans secured by Multifamily Properties, Commercial Properties and Mixed Use Properties; (xi) not have any Sub-Pool I Mortgage Loans secured by Manufactured Homes; and (xii) be secured by a first priority lien on the related Mortgaged Property.

     In addition, following the purchase of any Group 1 Subsequent Mortgage Loan by the Trust Fund, the Sub-Pool II Mortgage Loans (including the Sub-Pool II Subsequent Mortgage Loans but excluding the Permanent Buydown Companion Loans) as of the end of the Group 1 Funding Period will: (i) have a weighted average Mortgage Rate of at least 10%; (ii) have a weighted average remaining term to stated maturity of not more than 263 months and not less than 195 months; (iii) have a weighted average Combined Loan-to-Value Ratio of not more than 82%; (iv) have not in excess of 35 % by aggregate principal balance of Sub-Pool II Mortgage Loans that are Balloon Mortgage Loans; (v) have no Sub-Pool II Mortgage Loan with a principal balance in excess of $975,000; (vi) not have in excess of 22% by aggregate principal balance of Sub-Pool II Mortgage Loans secured by non-owner occupied Mortgaged Properties; (vii) not have a concentration of Mortgaged Properties in a single zip code in excess of 5% by aggregate principal balance of Sub-Pool II Mortgage Loans; (viii) not have in excess of 4% by aggregate principal balance of Sub-Pool II Mortgage Loans secured by Mortgaged Properties that are condominiums; (ix) have at least 56% by aggregate principal balance of Sub-Pool II Mortgage Loans secured by fee simple interests in attached or detached Single Family Properties; (x) not have in excess of 15% by aggregate principal balance of Sub-Pool II Mortgage Loans secured by Multifamily Properties and Mixed Use Properties; and (xi) not have in excess of 12% by aggregate principal balance of Sub-Pool II Mortgage Loans secured by Manufactured Homes; and (xii) not have in excess of 10% by aggregate principal balance of Sub-Pool II Mortgage Loans secured by Commercial Properties. In the sole discretion of the Certificate Insurer, Group 1 Subsequent Mortgage Loans with characteristics varying from those set forth in this paragraph may be purchased by the Trust Fund; provided, however, that the addition of such Mortgage Loans will not materially affect the aggregate characteristics of Group 1.

     (d) Any conveyance of Group 2 Subsequent Mortgage Loans on a Subsequent Transfer Date is subject to the following representations and warranties of the
Depositor: (i) each Subsequent Mortgage Loan must satisfy the representations and warranties specified in the Subsequent Transfer Instrument and this Agreement; (ii) the Depositor will not select such Subsequent Mortgage Loans in a manner that it believes is adverse to the interests of the Certificateholders;
(iii) the Depositor will deliver certain opinions of counsel with respect to the validity of the conveyance of such Subsequent Mortgage Loans; (iv) as of the respective Subsequent Cut-off Date the Group 2 Subsequent Mortgage Loans will satisfy the following criteria: (A) such Group 2 Subsequent Mortgage Loan may not be contractually delinquent for two consecutive payments as of the related Subsequent Cut-off Date; (B) the original term to maturity of such Subsequent Mortgage Loan will not be less than 180 months and will not exceed 360 months;
(C) such Subsequent Mortgage Loan may not provide for negative amortization; (D) such Subsequent Mortgage Loan will have a Gross Margin not less than 3.750%; (E) such Subsequent Mortgage Loan will be underwritten in accordance with the criteria set forth under "The Depositor--Underwriting Criteria--Group 2" in the Prospectus; (F) such Subsequent Mortgage Loan will have been serviced by the Servicer since origination or purchase by the Depositor; (G) such Subsequent Mortgage Loan will not have a Loan-to-Value Ratio greater than 90%; (H) such Subsequent Mortgage Loan will have a Maximum Mortgage Rate not less than 12% and
(I) such Subsequent Mortgage Loans will have (1) as of the end of the Group 2 Funding Period, a weighted average number of months since origination of not over 4 months and (2) not over 20% by aggregate principal balance with a first payment date not later than April 1, 1999.

     In addition, following the purchase of any Group 2 Subsequent Mortgage Loan by the Trust Fund, the Sub-Pool III Mortgage Loans (including the related Sub-Pool III Subsequent Mortgage Loans) as of the end of the Funding Period will: (i) have a weighted average Gross Margin of at least 5.5% and a weighted average coupon of at least 9.08%; (ii) have a weighted average remaining term to stated maturity of not more than 360 months and not less than 300 months; (iii) have a weighted average Loan-to-Value Ratio of not more than 86%; (iv) have no Sub-Pool III Mortgage Loan with a principal balance in excess of $ 227,150; (v) not have in excess of 10% by aggregate principal balance of Sub-Pool III Mortgage Loans secured by nonowner occupied Mortgaged Properties; (vi) not have a concentration of Mortgaged Properties in a single zip code in excess of 5% by aggregate principal balance of Sub-Pool III Mortgage Loans; (vii) not have any Sub-Pool III Mortgage Loans secured by Mortgaged Properties that are condominiums or units in planned unit developments; (viii) have at least 100% by aggregate principal balance of Sub-Pool III Mortgage Loans secured by fee simple interests in attached or detached one-family Properties; (ix) not be secured by Multifamily Properties;
(x) not be secured by Mixed Use Properties; (xi) not be secured by Commercial Properties; (xii) not be secured by Manufactured Homes; and (xiii) be secured by a first priority lien on the related Mortgaged Property.

     In addition, following the purchase of any Group 2 Subsequent Mortgage Loan by the Trust Fund, the Sub-Pool IV Mortgage Loans (including the related Sub-Pool IV Subsequent Mortgage Loans) as of the end of the Funding Period will:
(i) have a weighted average Gross Margin of at least 5.5% and a weighted average coupon of at least 9%; (ii) have a weighted average remaining term to stated maturity of not more than 360 months and not less than 300 months; (iii) have a weighted average Loan-to-Value Ratio of not more than 84%; (iv) have no Sub-Pool IV Mortgage Loan with a principal balance in excess of $975,000; (v) not have in excess of 10% by aggregate principal balance of Sub-Pool IV Mortgage Loans secured by non-owner occupied Mortgaged Properties; (vi) not have a concentration of Mortgaged Properties in a single zip code in excess of 5% by aggregate principal balance of Sub-Pool IV Mortgage Loans; (vii) not have in excess of 5% by aggregate principle balance of Sub-Pool IV Mortgage Loans secured by Mortgaged Properties that are condominiums; (viii) have at least 70% by aggregate principal balance of Sub-Pool IV Mortgage Loans secured by fee simple interests in attached or detached Single Family Properties; (ix) not be secured by Multifamily Properties; (x) will not be secured by Mixed Use Properties; (xi) not be secured by Commercial Properties; and (xii) not have in excess of 9% by aggregate principal balance of the Sub-Pool IV Mortgage Loans secured by Manufactured Homes. In the sole discretion of the Certificate Insurer, Group 2 Subsequent Mortgage Loans with characteristics varying from those set forth in this paragraph may be purchased by the Trust Fund; provided, however, that the addition of such Group 2 Mortgage Loans will not materially affect the aggregate characteristics of Group 2.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Section 3.01 Representations of the Depositor.

     The Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders as of the Closing Date:

     (a) The Depositor is a federally chartered stock savings bank, duly organized, validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state in which a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Depositor and perform its obligations as Depositor hereunder; the Depositor has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Depositor and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement evidences the valid, binding and enforceable obligation of the Depositor; and all requisite action has been taken by the Depositor to make this Agreement valid, binding and enforceable upon the Depositor in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

     (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Depositor makes no such representation or warranty), that are necessary in connection with the purchase and sale of the Certificates and the execution and delivery by the Depositor of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Depositor and the performance by the Depositor of its obligations as Depositor or Servicer under this Agreement and such of the other documents to which it is a party;

     (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the charter or by-laws of the Depositor or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Depositor or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Depositor or its property is subject;

     (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Depositor and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

     (e) There is no action, suit, proceeding or investigation pending or, to the best of the Depositor's knowledge, threatened against the Depositor which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Depositor or in any material impairment of the right or ability of the Depositor to carry on its business substantially as now conducted, or in any material liability on the part of the Depositor or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Depositor contemplated herein, or which would be likely to impair materially the ability of the Depositor to perform under the terms of this Agreement;

     (f) The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Depositor or its properties or might have consequences that would materially and adversely affect its performance hereunder;

     (g) Upon the receipt of each Trustee's Mortgage File by the Trustee under this Agreement, the Trustee will have good title on behalf of the Trust Fund to each Mortgage Loan (other than the Depositor's Yield and amounts received on or after the Cut-off Date in the case of Initial Mortgage Loans or on or after a Subsequent Cut-off Date in the case of Subsequent Mortgage Loans in respect of interest accrued on the Mortgage Loans prior to the Cut-off Date or prior to the Subsequent Cut-off Date, as the case may be) and such other items comprising the corpus of the Trust Fund free and clear of any lien (other than liens which will be simultaneously released);

     (h) The transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Depositor pursuant to this Agreement are not subject to the bulk transfer laws or any similar statutory provisions in effect in any applicable jurisdiction;

     (i) The origination and collection practices used by the Depositor with respect to each Mortgage Note and Mortgage have been in all material respects legal, proper, prudent and customary in the first and second mortgage origination and servicing business with respect to Group 1, and legal, proper, prudent and customary in the first mortgage origination and servicing business with respect to Group 2; and

     (j) Considering the size of each Pre-Funding Account and the frequency of prepayments, defaults, "fall-out" due to the borrower choosing another lender or exercising its right of rescission, defective documentation and other circumstances that would disqualify a mortgage loan from being purchased as a Subsequent Mortgage Loan hereunder, the mortgage loans listed on each Proposed Subsequent Mortgage Loan Schedule do not represent an unreasonably large pool of mortgage loans from which to obtain the majority of the related Subsequent Mortgage Loans.

     Section 3.02 Individual Mortgage Loans.

     (a) With respect to the Mortgage Loans, the Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders, with respect to each Initial Mortgage Loan as of the Closing Date, and with respect to each Subsequent Mortgage Loan, as of the related Subsequent Transfer Date the following, subject to Section 2.10(c) and 2.10(d) above and modified to the extent stated therein in the case of Subsequent Mortgage Loans:

          (i) The information with respect to each Mortgage Loan set forth in the related Mortgage Loan Schedule is true and correct;

          (ii) All of the original or certified documentation required to be delivered by the Depositor to the Trustee or to the Custodian on the Closing Date or a Subsequent Transfer Date or as otherwise provided in
     Section 2.04 above has or will be so delivered as provided;

          (iii) Each Mortgaged Property is improved by a Single Family Property, Multifamily Property, Mixed Use Property or Commercial Property, which, to the best of the Depositor's knowledge, does not include cooperatives and does not constitute other than real property under state law;

          (iv) Each Mortgage Loan is being serviced by the Servicer or one or more Subservicers;

          (v) Except with respect to liens released immediately prior to the transfer herein contemplated, immediately prior to the transfer and assignment herein contemplated, the Depositor held good and indefeasible title to, and was the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others; and immediately upon the transfer and assignment herein contemplated, the Trustee will hold good and indefeasible title to, and be the sole owner of, each Mortgage Loan subject to no liens, charges, mortgages, encumbrances or rights of others;

          (vi) There is no delinquent tax or assessment lien on any Mortgaged Property, and each Mortgaged Property is free of material damage and is in average repair;

          (vii) The Mortgage Loan is not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render either the

     Mortgage Note or the Mortgage unenforceable in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

          (viii) There is no mechanics' lien or claim for work, labor or material affecting any Mortgaged Property which is or may be a lien prior to, or equal with, the lien of such Mortgage except those which are insured against by the title insurance policy referred to in Section 3.02(a)(x) below;

          (ix) Each Mortgage Loan at the time it was made complied in all material respects with applicable state and federal laws and regulations, including, without limitation, usury, equal credit opportunity and disclosure laws;

          (x) With respect to each Mortgage Loan, a written commitment for a lender's title insurance policy, issued in standard American Land Title Association or California Land Title Association form, or other form acceptable in a particular jurisdiction, by a title insurance company authorized to transact business in the state in which the related Mortgaged Property is situated, together with a condominium endorsement or a manufactured housing unit (American Land Title Association 7) endorsement (stating that the insurer agrees that the related manufactured housing unit is included with the term "land" when used in the title policy), if applicable, in an amount at least equal to the original Principal Balance of such Mortgage Loan insuring the mortgagee's interest under the related Mortgage Loan as the holder of a valid first or second mortgage lien of record with respect to Group 1, or a valid first mortgage lien of record with respect to Group 2, on the real property described in the Mortgage, subject only to exceptions of the character referred to in Section 3.02(a)(v) above, was effective on the date of the origination of such Mortgage Loan, and, as of the Closing Date, such commitment will be valid and thereafter the policy issued pursuant to such commitment shall continue in full force and effect. With respect to each Mortgage Loan, the mortgagee is the sole named insured of such mortgage title insurance policy, and such mortgage title insurance policy is in full force and effect and will be in full force and effect and inure to the benefit of the Trustee upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the mortgagee, has done, by act or omission, anything that would impair the coverage of such mortgage title insurance policy;

          (xi) The improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage representing coverage described in Sections 5.07 and 5.08;

          (xii) A flood insurance policy is in effect with respect to each Mortgaged Property with a generally acceptable carrier in an amount representing coverage described in Sections 5.07 or 5.08, if and to the extent required by such Section 5.07 or 5.08;

          (xiii) Each Mortgage and Mortgage Note is the legal, valid and binding obligation of the maker thereof and is enforceable in accordance with its terms, except only as

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



     such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law), and all parties to each Mortgage Loan had full legal capacity to execute all Mortgage Loan documents and convey the estate therein purported to be conveyed;

          (xiv) The Depositor has caused or will cause to be performed any and all acts required to be performed to preserve the rights and remedies of the Trustee in any insurance policies applicable to the Mortgage Loans including, without limitation, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Trustee;

          (xv) The terms of the Mortgage Note and the Mortgage have not been impaired, altered or modified in any material respect, except by a written instrument which has been recorded or is in the process of being recorded, if necessary, to protect the interest of the Certificateholders and which has been or will be delivered to the Trustee or the Custodian. The substance of any such alteration or modification is reflected on the related Mortgage Loan Schedule. Each original Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Depositor (or, subject to Section 2.04 above, are in the process of being recorded, or are, in the Opinion of Counsel to the Depositor, not required to be recorded);

          (xvi) No instrument of release or waiver has been executed in connection with the Mortgage Loan, and no Mortgagor has been released, in whole or in part;

          (xvii) There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed but is not yet due and payable. Except for payments in the nature of escrow payments, including without limitation, taxes and insurance payments, the Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage, except for interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is greater, to the day which precedes by one month the Due Date of the first installment of principal and interest;

          (xviii) There is no proceeding pending or threatened for the total or partial condemnation of the Mortgaged Property, nor is such a proceeding currently occurring, and such property is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended;

          (xix) To the best of the Depositor's knowledge, all of the improvements which were included for the purpose of determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property;

          (xx) To the best of the Depositor's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Depositor's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities and the Mortgaged Property is lawfully occupied under applicable law;

          (xxi) The proceeds of the Mortgage Loan have been fully disbursed, and there is no obligation on the part of the mortgagee to make future advances thereunder. Any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making or closing or recording the Mortgage Loans were paid;

          (xxii) Except with respect to certain of the Multifamily Loans, Mixed Use Loans and Commercial Loans, the related Mortgage Note is not and has not been secured by any collateral, pledged account or other security except the lien of the corresponding Mortgage and, in the case of such Multifamily Loans, Mixed Use Loans and Commercial Loans, the related Assignment of Leases and UCC financing statements, if any;

          (xxiii) There is no obligation on the part of the Depositor or any other party to make payments in addition to those made by the Mortgagor;

          (xxiv) Each Mortgage Loan is a Qualified Mortgage;

          (xxv) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor;

          (xxvi) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature. No Mortgage Loan provides for negative amortization. Except with respect to Deferred Payment Loans, no Mortgage Loan provides for deferred interest. No Group 2 Mortgage Loan requires or permits the Mortgagor to convert the Mortgage Rate to a fixed rate;

          (xxvii) All parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (1) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and (2)(A) organized under the laws of such state, or (B) qualified to do business in such state, or (C) federal savings and loan associations or national banks having principal offices in such state, or (D) not doing business in such state so as to require qualification or licensing;

          (xxviii) The Mortgage contains a customary provision for the acceleration of the payment of the unpaid principal balance of the Mortgage Loan in the event the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

          (xxix) Any future advances made prior to (and excluding) the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the related Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Servicer to make future advances to the Mortgagor at the option of the Mortgagor;

          (xxx) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (a) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (b) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would materially interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage except as set forth in the Prospectus;

          (xxxi) There is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and neither the Servicer nor the Depositor has waived any default, breach, violation or event of acceleration;

          (xxxii) All parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties;

          (xxxiii) All amounts received after the Cut-off Date with respect to the Mortgage Loans (other than the Depositor's Yield, and amounts in respect of interest accrued on the Mortgage Loans on or prior to the Cut-off Date) have been deposited into the Principal and Interest Account and are, as of the Closing Date, in the Principal and Interest Account;

          (xxxiv) Each Mortgage Loan conforms, and all such Mortgage Loans in the aggregate conform, to the description thereof set forth in the Prospectus;

          (xxxv) The Mortgage Loans were not selected by the Depositor for inclusion in the Trust Fund on any basis intended to adversely affect the Trust Fund;

          (xxxvi) A full appraisal was performed in connection with each Mortgaged Property;

          (xxxvii) As of the Cut-off Date, the Depositor does not know or have reason to know of any circumstances that would cause any Mortgagor to default under its Mortgage Loan or the related Mortgage Note;

          (xxxviii) As of the Cut-Off Date, with respect to any Mortgaged Property, the Depositor has no actual knowledge that there exist any hazardous substances, hazardous wastes or solid wastes, as such terms are defined in CERCLA, or other federal, state or local environmental legislation; and

          (xxxix) With respect to each Mortgaged Property subject to a land trust (a "Land Trust Mortgage") (i) a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named as such in the land trust agreement and such trustee is named in the Land Trust Mortgage as Mortgagor; (ii) all fees and expenses of the land trustee which have previously become due on owing have been paid and no fees or expenses are or will become payable by the Certificateholders or the Trust to the land trustee under the land trust agreement; (iii) the beneficiary is solely obligated to pay any fees and expenses of the land trustee and the priority of the lien of the Land Trust Mortgage is not and will not be primed by the land trustee; (iv) if the Mortgaged Property is owner-occupied, the Mortgaged Property is occupied by the beneficiary under the land trust agreement and, if such land trust agreement terminates, the beneficiary will become the owner of the Mortgaged Property; (v) the beneficiary is obligated to make payments under the Note and will have personal liability for deficiency judgments to the extent permitted by law; (vi) the Land Trust Mortgages were made in compliance with their respective land trust agreements, were validly entered into by their respective land trust trustee and did not, do not currently, and will not in the future, violate any provision of their respective land trust agreement, nor any agreement between or amongst the beneficiaries of any one land trust; (vii) the Land Trust Mortgages are the first (or in the case of Group 1, first or second) liens on the Mortgaged Properties; no liens are in place against the beneficial interests, or any part thereof of any Land Trust Mortgage or collateral assignment of beneficial interest, which liens are superior to the interest held by the Seller; and the beneficial interest, or any part thereof, of any Land Trust Mortgage or collateral assignment of beneficial interest has not been pledged as security for any other debt; and the land trust trustee is forbidden, pursuant to a written agreement between the land trust trustee and the Mortgagee, from using the land trust property, or any part, as security for any other debt until the expiration date of its respective Note; and (viii) the terms and conditions of the land trust agreement do not prevent the free and absolute marketability of the Mortgaged Property. As of the Cut-off Date, the Principal Balance of Land Trust Mortgage Loans with related Mortgaged Properties subject to land trusts does not exceed 20% of the Original Pool Principal Balance.

          (x1) As of the Cut-off Date, no more than 5% of the Original Pool Principal Balance are Mortgaged Properties located in Maryland subject to ground leases.

          (xli) Each of the Manufactured Homes is a "single residence" which has a minimum of 400 square feet of living space and a minimum width in excess of 102 inches and which is of a kind customarily used at a fixed location.

     (b) With respect to the Group 1 Mortgage Loans, the Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders, with respect to each Group 1 Initial Mortgage Loan, as of the Closing Date, and with respect to each Group 1 Subsequent Mortgage Loan, as of the related Subsequent Transfer Date the following, subject to Section 2.10(c) above and modified to the extent stated therein in the case of Group 1 Subsequent Mortgage Loans; provided, however, that in the case of the Subsequent Mortgage Loans, reference to the "Group 1 Statistical Principal Balance", "Sub-Pool I Statistical Principal Balance", "Sub-Pool II Statistical Principal Balance" and percentages thereof shall not apply:

          (i) The Mortgage Note related to each Mortgage Loan bears a fixed Mortgage Rate;

          (ii) Approximately 23.09% of the Group 1 Statistical Principal Balance are balloon loans which provide for a final Monthly Payment substantially greater than the preceding Monthly Payments. All of such balloon loans provide for Monthly Payments based on a 30-year amortization schedule with a final balloon payment at the end of the 15th year. Mortgage Loans constituting approximately 22.63% of the Group 1 Statistical Principal Balance are Periodic Payment Loans. Mortgage Loans constituting approximately 15.31% of the Group 1 Statistical Principal Balance are Periodic Payment Loans the Mortgage Notes of which provide that the related Mortgagors have the option at any time during the term of the related Periodic Payment Loan, to use a limited number of payment vouchers provided to them at origination in order to defer the payment of the principal portion of the corresponding Periodic Payment and pay only the interest portion due on such payment date. Each other Mortgage Note will provide for a schedule of substantially equal Monthly Payments which are, if timely paid, sufficient to fully amortize the principal balance of such Mortgage Note on or before its maturity date. Approximately 8.24% of the Group 1 Statistical Principal Balance are Permanent Buydown Loans.

          (iii) Each Mortgage is a valid and subsisting first or second lien of record on the Mortgaged Property subject, in the case of any second Mortgage Loan, only to a First Lien on such Mortgaged Property and subject in all cases to the exceptions to title set forth in the title insurance policy, with respect to the related Mortgage Loan, which exceptions are generally acceptable to second mortgage lending companies, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

          (iv) With respect to each Mortgage Loan secured by a second priority lien, the related First Lien requires equal monthly payments, or if it bears an adjustable interest rate, the monthly payments for the related First Lien may be adjusted no more frequently than monthly; with respect to substantially all of the Mortgage Loans secured by a second priority lien, at the time of the origination of the Mortgage Loan the related First Lien was at least 12 months old and at least 11 Monthly Payments had been made by the Mortgagor;

          (v) Either (a) no consent for the Mortgage Loan is required by the holder of the related First Lien or (b) such consent has been obtained and is contained in the Mortgage File;

          (vi) With respect to any First Lien that provides for negative amortization or deferred interest, the balance of such First Lien used to calculate the CLTV for the Mortgage Loan is based on the maximum amount of negative amortization or deferred interest possible under such First Lien;

          (vii) The maturity date of each Mortgage Loan secured by a second priority lien is prior to the maturity date of the related First Lien if such First Lien provides for a balloon payment, except if the CLTV does not exceed 55%;

          (viii) Approximately 74.41% of the Group 1 Statistical Principal Balance was originated and underwritten by the Depositor and the remainder of the Mortgage Loans were purchased and re-underwritten by the Depositor in accordance with the underwriting criteria set forth in the Prospectus;

          (ix) The Mortgage Rate for each Group 1 Initial Mortgage Loan (other than a Permanent Buydown Companion Loan) as of the Cut-off Date is not less than approximately 7.000% and not more than approximately 14.850%;

          (x) As of the Cut-off Date, no payment on any Mortgage Loan is delinquent for two or more consecutive payments. None of the Mortgage Loans have been delinquent for two consecutive payments on any occasion prior to the Cut-Off Date; and

          (xi) No more than approximately 0.84% of the Sub-Pool I Statistical Principal Balance is secured by Mortgaged Properties located within any single zip code area;

          (xii) Approximately 93.54% of the Sub-Pool I Statistical Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as primary residences, approximately 0.45% of the Sub-Pool I Statistical Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as second homes, and approximately 93.99% of the Sub-Pool I Statistical Principal Balance is secured by Owner-Occupied Mortgaged Property. Approximately 6.01% of the Sub-Pool I Statistical Principal Balance is secured by investor properties;

          (xiii) Approximately 100.00% of the Sub-Pool I Statistical Principal Balance is secured by attached or detached one-family dwelling units. None of the Sub-Pool I Mortgage Loans are secured by Multifamily Properties, Mixed-Use Properties, Commercial Properties, Manufactured Homes, condominiums, units in a planned unit development or two-to four family dwelling units.

          (xiv) Approximately 24.88% of the Sub-Pool I Initial Mortgage Loans (by Sub-Pool I Statistical Principal Balance) are Balloon Loans and approximately 19.04% of the Sub-

     Pool I Initial Mortgage Loans (by Sub- Pool I Statistical Principal Balance) are Periodic Payment Loans for which the final payment due thereon may increase due to the use of payment vouchers;

          (xv) No more than approximately 1.89% of the Sub-Pool II Statistical Principal Balance is secured by Mortgaged Properties located within any single zip code area;

          (xvi) Approximately 86.42% of the Sub-Pool II Statistical Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as primary residences or, in the case of Commercial Loans, their place of business and approximately 86.42% of the Original Sub-Pool II Principal Balance is secured by Owner-Occupied Mortgaged Property. Approximately 27.36% of the Original Sub-Pool II Principal Balance is secured by investor properties. None of the Sub-Pool II Statistical Principal Balance is secured by Mortgaged Properties maintained by the Mortgagors as second homes;

          (xvii) Approximately 61.10% of the Sub-Pool II Statistical Principal Balance is secured by attached or detached one-family dwelling units (not including Manufactured Homes). Approximately 2.46% of the Sub-Pool II Statistical Principal Balance is secured by units in condominiums. Approximately 8.33% of the Sub-Pool II Statistical Principal Balance is secured by Manufactured Homes. No more than approximately 15.99% of the Sub-Pool II Statistical Principal Balance is secured by units in properties consisting of two- to four-family dwelling units. Approximately 1.96% of the Sub-Pool II Statistical Principal Balance is secured by units in a planned unit development. Approximately 3.67% of the Sub-Pool II Statistical Principal Balance is secured by Multifamily Properties, and no more than approximately 3.12% of the Original Sub-Pool II Principal Balance is secured by Mixed Use Properties. No more than 3.36% of the Original Sub-Pool II Principal Balance is secured by Commercial Properties.

          (xviii) Approximately 21.72% of the Sub-Pool II Initial Mortgage Loans are Balloon Loans (by Sub-Pool II Statistical Principal Balance) and approximately 12.47% of the Sub-Pool II Initial Mortgage Loans (by Sub-Pool II Statistical Principal Balance) are Periodic Payment Loans for which the final payment due thereon may increase due to the use of payment vouchers.

          (c) With respect to the Group 2 Mortgage Loans, the Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders, with respect to each Group 2 Initial Mortgage Loan, as of the Closing Date, and with respect to each Group 2 Subsequent Mortgage Loan, as of the related Subsequent Transfer Date the following, subject to
     Section 2.10(d) above and modified to the extent stated therein in the case of Group 2 Subsequent Mortgage Loans; provided, however, that in the case of the Subsequent Mortgage Loans, reference to the "Original Group 2 Principal Balance", "Original Sub-Pool III Principal Balance", "Original Sub-Pool IV Principal Balance" and percentages thereof shall not apply:

          (i) None of the Mortgage Loans are balloon loans. Approximately 0.11% of the Original Group 2 Principal Balance is subject to the One-Year Treasury Index and approximately 99.89% of the Original Group 2 Principal Balance is subject to the Six-Month LIBOR Index. With respect to each Mortgage Loan on each Adjustment Date, the Mortgage Rate will be adjusted to equal the related Index plus the Gross Margin, rounded to the nearest 0.125%, subject to the related Periodic Rate Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate. Under each Mortgage Note, interest is payable in arrears. The Mortgage Loans have a Mortgage Rate subject to annual or semiannual adjustment after an initial six-month, twenty-four month or sixty month period. Each Mortgage Loan has an original term to maturity from the date on which the first Monthly Payment is due of 360 months;

          (ii) Each Mortgage is a valid and subsisting first lien of record on the Mortgaged Property subject in all cases to the exceptions to title set forth in the title insurance policy, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Mortgage;

          (iii) With respect to each Mortgage Loan, no loan junior in lien priority to such Mortgage Loan and secured by the related Mortgaged Property was originated by the Depositor at the time of origination of such Mortgage Loan;

          (iv) The Gross Margins on the Mortgage Loans range from approximately 4.250% to 10.000% and the weighted average Gross Margin as of the Cut-off Date is approximately 6.8374%;

          (v) Approximately 43.81% of the Original Group 2 Principal Balance were originated and underwritten by the Depositor and the remainder of the Mortgage Loans were purchased and re-underwritten by the Depositor in accordance with the underwriting criteria set forth in the Prospectus;

          (vi) The Mortgage Rates borne by the Mortgage Loans as of the Cut-off Date range from 6.750% per annum to 13.875% and the weighted average Mortgage Rate as of the Cut-off Date is 10.085% per annum;

          (vii) Each Mortgage Loan that was originated on or after October 23, 1996, has an initial or next Adjustment Date no later than December 1, 2000;

          (viii) Each Mortgage Loan bears interest based on a 360-day year consisting of twelve 30-day months;

          (ix) As of the Cut-off Date, no payment on any Mortgage Loan is delinquent for two or more consecutive payments. None of the Mortgage Loans have been delinquent for two consecutive payments on any occasion prior to the Cut-off Date;

          (x) No more than approximately 1.11% of the Original Sub-Pool III Principal Balance is secured by Mortgaged Properties located within any single zip code area;

          (xi) Approximately 96.92% of the Original Sub-Pool III Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as primary residences, 0.69% of the Sub-Pool III Mortgage Loans are secured by Mortgaged Properties that are maintained by the Mortgagors as second homes, and approximately 97.26% of the Original Sub-Pool III Principal Balance is secured by Owner Occupied Mortgaged Property;

          (xii) Approximately 100.00% of the Original Sub-Pool III Principal Balance is secured by attached or detached one-family dwelling units. Approximately 2.74% of the Original Sub-Pool III Principal Balance is secured by investor properties. None of the Sub-Pool III Mortgage Loans are secured by Multifamily Properties, Mixed Use Properties, Commercial Properties, Manufactured Homes, condominiums, units in a planned unit development or two-to four family dwelling units;

          (xiii) No more than approximately 1.57% of the Original Sub-Pool IV Principal Balance is secured by Mortgaged Properties located within any single zip code area;

          (xiv) Approximately 94.71% of the Original Sub-Pool IV Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as primary residences, approximately 0.46% of the Original Sub-Pool IV Principal Balance is secured by Mortgaged Properties that are maintained by the Mortgagors as second homes and approximately 95.16% of the Original Sub-Pool IV Principal Balance is secured by Owner Occupied Mortgaged Property; and

          (xv) Approximately 62.43% of the Original Sub-Pool IV Principal Balance is secured by attached or detached one-family dwelling units (not including Manufactured Homes). Approximately 3.08 % of the Original Sub-Pool IV Principal Balance is secured by units in condominiums. No more than approximately 21.61% of the Original Sub-Pool IV Principal Balance is secured by units in properties consisting of two- to four-family dwelling units. Approximately 6.31% of the Original Sub-Pool IV Principal Balance is secured by units in planned unit developments. Approximately 6.58% of the Original Sub-Pool IV Principal Balance is secured by Manufactured Homes. Approximately 22.86% of the Original Sub-Pool IV Principal Balance is secured by investor properties. None of the Sub-Pool IV Mortgage Loans are secured by Multifamily Properties, Mixed Use Properties or Commercial Properties.

     (d) With respect to the Permanent Buydown Companion Loans included in the Group 1 Mortgage Loans, the Depositor hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders that, as of the Closing Date and as of the related Subsequent Transfer Date:

          (i) The Permanent Buydown Companion Loans have an aggregate principal balance outstanding as of the Cut-off Date of $551,911.54;

          (ii) The Permanent Buydown Companion Loans have an original term to maturity of 5 years; and

          (iii) As of the Cut-off Date, no payment on any Permanent Buydown Companion Loan is delinquent for two or more consecutive payments and none of the Permanent

     Buydown Companion Loans have been delinquent for two consecutive payments on any occasion prior to the Cut-off Date.

     Section 3.03 Purchase and Substitution.

     It is understood and agreed that the representations and warranties set forth in Sections 3.01 and 3.02 above with respect to the related Group shall survive the transfer and assignment of the Mortgage Loans to the Trustee and delivery of the Certificates to the Certificateholders. Upon discovery by the Depositor, the Servicer, any Subservicer, the Custodian, the Trustee, the Certificate Insurer or any Certificateholder of a breach of any of such representations and warranties which materially and adversely affects the value of Mortgage Loans or the interest of the Certificateholders, or which materially and adversely affects the interests of the Certificate Insurer or the Certificateholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan (notwithstanding that such representation and warranty was made to the Depositor's best knowledge), the party discovering such breach shall give prompt written notice to the others. The Depositor shall either (a) within 60 days of the earlier of its discovery or its receipt of notice of any breach of a representation or warranty, promptly cure such breach in all material respects, or (b) on the Determination Date next succeeding the end of the 60 day period described in clause (a), either (1) purchase such Mortgage Loan, in the manner and at the price specified in Section 2.05(b) above or (2) remove such Mortgage Loan from the Trust Fund (in which case it shall become a Deleted Mortgage Loan) and substitute one or more Qualified Substitute Mortgage Loans, provided such substitution is effected not later than the date which is two years after the Startup Day or at such later date, if the Depositor delivers to the Trustee and the Certificate Insurer an Opinion of Counsel that such substitution would not constitute a prohibited transaction under the REMIC Provisions or cause the Trust Fund REMIC to fail to qualify as a REMIC at any time any Certificates are outstanding. Any such substitution shall be accompanied by payment by the Depositor of the Substitution Adjustment, if any, to be deposited in the related Principal and Interest Account. For purposes of calculating the related Available Remittance Amount for any Remittance Date, amounts paid by the Depositor pursuant to this
Section 3.03 in connection with the repurchase or substitution of any Mortgage Loan that are on deposit in the related Principal and Interest Account as of the Determination Date for such Remittance Date shall be deemed to have been paid during the related Due Period and shall be transferred to the related Certificate Account pursuant to Section 5.04(i) on the Determination Date for such Remittance Date.

     As to any Deleted Mortgage Loan for which the Depositor substitutes a Qualified Substitute Mortgage Loan or Loans, the Servicer shall effect such substitution by delivering to the Trustee a certification in the form attached hereto as Exhibit I, executed by a Servicing Officer, and the documents constituting the Trustee's Mortgage File for such Qualified Substitute Mortgage Loan or Loans.

     The Servicer shall deposit in the related Principal and Interest Account all payments received in connection with such Qualified Substitute Mortgage Loan or Loans after the date of such substitution. Monthly Payments received with respect to Qualified Substitute Mortgage Loans on or before the date of substitution will be retained by the Depositor. The Trust Fund will

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



own all payments received on the Deleted Mortgage Loan on or before the date of substitution, and the Depositor shall thereafter be entitled to retain all amounts subsequently received in respect of such Deleted Mortgage Loan. The Servicer shall give written notice to the Trustee and the Certificate Insurer that such substitution has taken place and shall amend the related Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan. The Servicer shall promptly deliver to the Trustee a copy of the related amended Mortgage Loan Schedule. Upon such substitution, such Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the covenants, representations and warranties set forth in Sections 3.01 and 3.02 above. On the date of such substitution, the Depositor will remit to the Servicer, and the Servicer will deposit into the related Principal and Interest Account, an amount equal to the Substitution Adjustment, if any.

     It is understood and agreed that the obligations of the Depositor set forth in Sections 2.05 and 3.03 above to cure, purchase or substitute for a defective Mortgage Loan as provided in such Sections 2.05 and 3.03 constitute the sole remedies of the Trustee, the Certificate Insurer and the Certificateholders respecting a breach of the representations and warranties.

     Any cause of action against the Depositor relating to or arising out of a defect in a Trustee's Mortgage File as contemplated by Section 2.05 above or the breach of any repre sentations and warranties made in Sections 3.01 or 3.02 above shall accrue as to any Mortgage Loan upon (i) discovery of such defect or breach by any party and notice thereof to the Depositor or notice thereof by the Depositor to the Trustee, (ii) failure by the Depositor to cure such defect or breach or purchase or substitute such Mortgage Loan as specified above, and
(iii) demand upon the Depositor by the Trustee for all amounts payable in respect of such Mortgage Loan.

     Notwithstanding any contrary provision of this Agreement, with respect to any Mortgage Loan which is not in default or as to which no default is reasonably foreseeable, no purchase or substitution pursuant to Section 2.05(b) above or this Section 3.03 shall be made unless the Depositor provides to the Trustee an Opinion of Counsel, addressed to the Trustee, to the effect that such purchase or substitution would not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund REMIC, as defined in Section 860F of the Code, or a tax on contributions to the Trust Fund REMIC, under the REMIC Provisions, or (ii) cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding. Any Mortgage Loan as to which purchase or substitution was delayed pursuant to this paragraph shall be purchased or substituted (subject to compliance with such Sections 2.05 and 3.03) upon the earlier of (a) the occurrence of a default or imminent default with respect to such loan and (b) receipt by the Trustee of an Opinion of Counsel to the effect that such purchase or substitution will not result in any of the events described in clauses (i) and (ii) of the preceding sentence. The Trustee shall give prompt written notice to Moody's, S&P and the Certificate Insurer of any repurchase or substitution made pursuant to this Section 3.03.

     The Trustee shall have no duty to conduct any affirmative investigation other than as specifically set forth in this Agreement as to the occurrence of any condition requiring the

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



repurchase or substitution of any Mortgage Loan pursuant to this Section or the eligibility of any Mortgage Loan for purposes of this Agreement, and may rely conclusively on any Opinion of Counsel delivered to it under this Section 3.03.



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



                                   ARTICLE IV

                                THE CERTIFICATES

     Section 4.01 The Certificates.

     The Certificates shall be substantially in the form annexed hereto as Exhibits B-1 through B-3, and shall, upon original issue, be executed (not in its individual capacity, but solely as Trustee) and delivered by the Trustee to the Certificate Registrar for authentication and delivery to or upon the order of the Depositor, concurrently with the transfer and assignment to the Trustee of the Mortgage Loans pursuant to Section 2.01 above. All Certificates shall be issued in Authorized Denominations. So long as the Class 1A-1, Class 1A-2, Class 2A-1 and Class 2A-2 Certificates are Book-Entry Certificates, each Class of such Certificates shall be evidenced by one or more certificates representing the entire amount of the related Original Class Principal Balance. All Certificates shall be executed and authenticated by manual or facsimile signature on behalf of the Trust Fund by an authorized officer of the Trustee and on behalf of the Certificate Registrar by an authorized officer of the Certificate Registrar. Certificates bearing the signatures of individuals who were at the time of the execution of the Certificates the proper officers of the Trustee shall bind the Trust Fund, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the delivery of such Certificates or did not hold such offices at the date of such Certificates. All Certificates issued hereunder shall be dated the date of their authentication.

     Section 4.02 Registration of Transfer and Exchange of Certificates.

     (a) The Trustee shall cause to be kept at its office in Chicago, Illinois, or at its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Certificate Register shall contain the name, remittance instructions, Class and Percentage Interest of each Certificateholder, as well as the Series and the number in the Series. The Trustee hereby accepts appointment as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided (the "Certificate Registrar").

     (b) The Class R Certificates have not been registered or qualified under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws or "Blue Sky" laws. No transfer, sale, pledge or other disposition of any Class R Certificate shall be made unless such disposition is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws or "Blue Sky" laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer of a Class R Certificate is to be made in reliance upon an exemption from the 1933 Act, the Trustee or the Certificate Registrar shall require, in order to assure compliance with the 1933 Act, that the Certificateholder desiring to effect such disposition and such Certificateholder's prospective transferee each certify to the Trustee or the Certificate Registrar in writing the facts surrounding such disposition substantially in the form of Exhibit D. In the event that such

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



certification of facts does not on its face establish the availability of an exemption under the 1933 Act, the Trustee may require an Opinion of Counsel satisfactory to it that such transfer may be made pursuant to an exemption from the 1933 Act, which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund. None of the Servicer, the Depositor nor the Trustee are obligated under this Agreement to register the Class R Certificates under the 1933 Act or any other securities law or to take any action not otherwise required under this Agreement to permit the transfer of such Certificates without such registration or qualification.

     (c) Each Person who has or who acquires any Percentage Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Percentage Interest to have agreed to be bound by the following provisions and to have irrevocably appointed the Servicer or its designee as its attorney-in-fact to negotiate the terms of any mandatory sale under clause (vi) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale, and the rights of each Person acquiring any Percentage Interest in a Class R Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Percentage Interest in a Class R Certificate shall be a Permitted Transferee and shall promptly notify the Servicer and the Trustee of any change or impending change in its status as a Permitted Transferee.

          (ii) No Percentage Interest in a Class R Certificate may be transferred (including any transfer to the initial holder) and the Trustee shall not register the transfer of the Class R Certificate unless the Trustee shall have been furnished with (A) an affidavit (a "Transfer Affidavit") of the proposed transferee substantially in the form attached hereto as Exhibit J and (B) a certificate (a "Transfer Certificate") of the transferor substantially in the form attached hereto as Exhibit J-1 to the effect that (1) such transferor has no actual knowledge that the proposed transferee is not a Permitted Transferee and (2) no purpose of such proposed transfer is to impede the assessment or collection of tax.

          (iii) Each Person holding or acquiring any Percentage Interest in a Class R Certificate shall agree (A) to require a Transfer Affidavit from any other Person to whom such Person attempts to transfer its Percentage Interest in a Class R Certificate, (B) to require a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any transfer of a Class R Certificate, (C) to deliver a Transfer Certificate to the Trustee in connection with any such attempted transfer and (D) not to transfer its Percentage Interest in a Class R Certificate or to cause the transfer of a Percentage Interest in a Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee or if any purpose of such transfer is to impede the assessment or collection of tax.

          (iv) Each Person holding or acquiring a Percentage Interest in a Class R Certificate, by purchasing a Percentage Interest in such Certificate, agrees to give the Trustee and the Depositor written notice that it is a "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A) immediately

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



     upon acquiring a Percentage Interest in a Class R Certificate, if it is, or is holding a Percentage Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

          (v) Any attempted or purported transfer of any Percentage Interest in a Class R Certificate in violation of the provisions of this Section 4.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Class R Certificate in violation of the provisions of this Section 4.02, then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Class R Certificate. The Trustee shall notify the Servicer upon receipt of written notice or discovery by a Responsible Officer that the registration of transfer of a Class R Certificate was not in fact permitted by this
     Section 4.02. Knowledge shall not be imputed to the Trustee with respect to an impermissible transfer in the absence of such a written notice or discovery by a Responsible Officer. The Trustee shall be under no liability to any Person for any registration of transfer of a Class R Certificate that is in fact not permitted by this Section 4.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered after receipt of the related Transfer Affidavit and Transfer Certificate. The Trustee shall be entitled, but not obligated to, recover from any Holder of a Class R Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Class R Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate.

          (vi) If any purported transferee shall become a Holder of a Class R Certificate in violation of the restrictions in this Section 4.02, then the Servicer or its designee shall have the right, without notice to the Holder or any prior Holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the Servicer or its designee on such reasonable terms as the Servicer or its designee may choose. Such purchaser may be the Servicer itself or any Affiliate of the Servicer. The proceeds of such sale, net of commissions, expenses and taxes due, if any, will be remitted by the Servicer to the last preceding purported transferee of such Class R Certificate, except that in the event that the Servicer determines that the Holder or any prior Holder of such Class R Certificate may be liable for any amount due under this Section 4.02 or any other provision of this Agreement, the Servicer may withhold a corresponding amount from such remittance as security for such claim. The terms and conditions of any sale under this clause (vi) shall be determined in the sole discretion of the Servicer or its designee, and it shall not be liable to any Person having a Percentage Interest in a Class R Certificate as a result of its exercise of such discretion.

          (vii) The Servicer, on behalf of the Trustee, shall make available, upon written request from the Trustee, all information necessary to compute any tax imposed (A) as a result of the Transfer of a Percentage Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds a Percentage Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization. Reasonable compensation for providing such information may be required by the Servicer from such Person.

     Transfers of the Class R Certificates to Persons other than Permitted Transferees are prohibited.

     Transfers of Class R Certificates to a Plan, to a trustee or other person acting on behalf of any Plan, or to any other person using the assets of any Plan will not be registered by the Trustee unless the transferee provides the Depositor, the Trustee and the Servicer with an opinion of counsel satisfactory to the Depositor, the Trustee and the Servicer, which opinion will not be at the expense of the Depositor, the Trustee or the Servicer, that the purchase of such Certificates by or on behalf of such Plan is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Servicer to any obligation in addition to those undertaken in this Agreement. In lieu of such opinion of counsel, the transferee may provide a certification substantially to the effect that the purchase of Class R Certificates by or on behalf of such Plan is permissible under applicable law, will not subject the Depositor, the Trustee or the Servicer to any obligation in addition to those undertaken in this Agreement, and the following statements are correct: (i) the transferee is an insurance company and the source of funds used to purchase such Class R Certificates is an "insurance company general account" (as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60), (ii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied and (iii) there is no Plan with respect to which the amount of such general accounts reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of the acquisition of such Class R Certificates.

     None of (i) the Trust Fund, (ii) the Servicer, (iii) the Depositor or (iv) any Subservicer shall be a Class A Certificateholder. Any attempted or purported transfer in violation of the preceding sentence shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall become a Holder of a Class A Certificate in violation of such sentence, then the last preceding Holder shall be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Certificate. The Trustee shall notify the Servicer of any transfer in violation of this paragraph upon receipt of written notice thereof. The Trustee shall be under no liability to any Person for any registration of transfer of a Class A Certificate not permitted by this paragraph or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered without such receipt. The Trustee shall

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



be entitled, but not obligated, to recover from any Holder of a Class A Certificate that was in fact not a permitted Holder under this paragraph, all payments made on such Certificate at and after such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Holder of such Certificate.

     Subject to the preceding paragraphs, upon surrender for registration of transfer of any Certificate at the Chicago, Illinois office of the Trustee (or at the office of the designated Certificate Registrar), the Trustee shall execute, authenticate and deliver in the name of the designated transferee or transferees, a new Certificate of the same Class and Percentage Interest and dated the date of authentication by the Trustee. The Certificate Registrar shall notify the Servicer of any such transfer.

     At the option of the Certificateholders, Certificates may be exchanged for other Certificates of Authorized Denominations of a like Class and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer substantially in the form attached hereto as Exhibit E, or such other endorsement or written instrument of transfer as is satisfactory to the Trustee, duly executed by the Holder thereof or his attorney duly authorized in writing, together with wiring instructions, if applicable, in the form attached hereto as Exhibit E(1).

     No service charge shall be made for any registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

     All Certificates surrendered for registration of transfer and exchange shall be marked "cancelled" by the Trustee.

     (d) Except as provided in paragraph (e) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Class A Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Class A Certificates; (iii) ownership and transfers of the Class A Certificates on the books of the Depository shall be governed by applicable rules established by the Depository;
(iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal only with the Depository for purposes of exercising the rights of Holders of Class A Certificates under this Agreement.

     All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry

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



Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

     (e) If (x)(i) the Servicer advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Servicer is unable to locate a qualified successor, (y) the Servicer at its option may advise the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, the aggregate of the Majority Certificateholders of the Group(s) affected by such Event of Default may advise the Trustee in writing that the continuation of a book-entry system through the Depository, to the exclusion of Definitive Certificates, is no longer in the best interests of the related Certificate Owners, the Trustee shall notify all of the related Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Class 1A or Class 2A Certificates (the "Definitive Certificates"), as the case may be, to the Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class A Certificates by the Depository, accompanied by registration instructions from the Depository for registration of transfer, the Trustee shall issue the Definitive Certificates. Neither the Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

     Section 4.03 Mutilated, Destroyed, Lost or Stolen Certificates.

     If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Trustee and the Certificate Registrar such security or indemnity as may reasonably be required by each of them to save each of them harmless, then, in the absence of notice to the Servicer, the Trustee and the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, upon receipt of written notice from the Servicer that it has received adequate security or indemnity and no notice that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, deliver and authenticate, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest, but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section 4.03, the Servicer and the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any duplicate Certificate issued pursuant to this Section 4.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time.

     Section 4.04 Persons Deemed Owners.


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



     Prior to due presentation of a Certificate for registration of transfer, the Servicer, the Depositor, the Trustee and the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving remittances pursuant to Section 6.06 and for all other purposes whatsoever, and the Depositor, the Servicer, the Trustee and the Certificate Registrar shall not be affected by notice to the contrary.

     Section 4.05 Information Reports to be Filed by the Servicer.

     The Servicer or the Subservicers shall file the information reports with respect to the receipt of mortgage interest received in a trade or business, foreclosures and abandonments of any Mortgaged Property and the information returns relating to cancellation of indebtedness income with respect to any Mortgaged Property required by Sections 6050H, 6050J and 6050P of the Code, respectively, and deliver to the Trustee an Officers' Certificate stating that such reports and returns have been filed. Such reports and returns shall be in form and substance sufficient to meet the reporting requirements imposed by such Sections 6050H, 6050J and 6050P of the Code.



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



                                    ARTICLE V

               ADMINISTRATION AND SERVICING OF THE MORTGAGE LOANS

     Section 5.01 Duties of the Servicer.

     (a) The Servicer, as independent contract servicer, shall service and administer the Mortgage Loans and shall have full power and authority, acting alone, to do any and all things in connection with such servicing and administration which the Servicer may deem necessary or desirable and consistent with the terms of this Agreement. The Servicer may enter into Sub servicing Agreements for any servicing and administration of Mortgage Loans with any institution which is in compliance with the laws of each state necessary to enable it to perform its obligations under such Subservicing Agreement and (x) has been designated an approved seller-servicer by FHLMC or FNMA for first and second mortgage loans with respect to Group 1, and for first mortgage loans with respect to Group 2 or (y) is an Affiliate of the Servicer. The Servicer shall give written notice to the Certificate Insurer and the Trustee of the appointment of any Subservicer. Any such Subservicing Agreement shall be consistent with and not violate the provisions of this Agreement. The Servicer shall be entitled to terminate any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement and to either itself directly service the related Mortgage Loans or enter into a Subservicing Agreement with a successor subservicer which qualifies hereunder.

     (b) Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Mortgage Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Mortgage Loans when the Subservicer has received such payments. The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

     With respect to any Mortgage Note released by the Trustee to the Servicer or to any Subservicer in accordance with the terms of this Agreement, other than a release or satisfaction pursuant to Section 7.02, prior to such release, the Trustee or, if a Custodian has been appointed pursuant to Section 12.12, the Custodian shall (a) complete all endorsements in blank so that the endorsement reads "Pay to the order of LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of November 1, 1998, Series 1998-4" and (b) complete a restrictive endorsement that reads "LaSalle National Bank is the holder of the mortgage note for the benefit of the Certificateholders under the Pooling and Servicing Agreement, dated as of November 1, 1998, Series 1998-4" with respect to those Mortgage Notes currently endorsed "Pay to the order of holder", if any.

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



     (c) Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such and not as an originator shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee, the Certificate Insurer and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 5.01(d).

     (d) In the event the Servicer shall for any reason no longer be the Servicer (including by reason of an Event of Default), the Trustee or its designee shall, subject to Section 10.02, thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, unless the Trustee elects to terminate any Subservicing Agreement in accordance with its terms. The Trustee, its designee or the successor servicer for the Trustee shall be deemed to have assumed all of the Servicer's interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if the Subservicing Agreements had been assigned to the assuming party, except that the Trustee (or its designee) shall have no liability or obligations under any Subservicing Agreements with respect to any period prior to becoming the new Servicer, whether for acts or omissions of the Servicer or otherwise, and the Servicer shall not by virtue of such replacement be relieved of any such liability or obligations under the Subservicing Agreements. The Servicer at its expense and without right of reimbursement therefor, shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

     (e) Consistent with the terms of this Agreement, the Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Servicer's determination such waiver, modification, postponement or indulgence is not materially adverse to the interests of the Certificateholders and the Certificate Insurer, provided, however, notwithstanding any provision of this Agreement to the contrary, the Servicer shall not consent to, make or permit (i) any modification with respect to any Mortgage Loan that would change the Mortgage Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan unless (A) the related Mortgagor is in default with respect to the Mortgage Loan or, in the judgment of the Servicer, such default is reasonably foreseeable and (B) in the sole judgment of the Servicer such modification would increase the proceeds of such Mortgage Loan and (C) the Certificate Insurer has consented to such modification, or (ii) any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or Treasury regulations, promulgated thereunder) and (B) cause the Trust Fund REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on "prohibited transactions" or "contributions after the startup date" under the REMIC Provisions. No costs incurred by the Servicer or any Subservicer in respect of Servicing Advances shall for the purposes of distributions to Certificateholders be added to the amount owing under the related Mortgage Loan. Without limiting the generality of the foregoing, and

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subject to the consent of the Certificate Insurer, the Servicer shall continue, and is hereby authorized and empowered to execute and deliver on behalf of the Trustee and each Certificateholder, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties. If reasonably required by the Servicer, the Trustee shall furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

     Notwithstanding anything to the contrary contained herein, the Servicer, in servicing and administering the Mortgage Loans, shall employ or cause to be employed procedures (including collection, foreclosure, REO Property management procedures and the making of Servicing Advances) and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account, in accordance with accepted first and second mortgage servicing practices of prudent lending institutions with respect to Group 1, and in accordance with accepted first mortgage servicing practices of prudent lending institutions with respect to Group 2, and giving due consideration to the Certificate Insurer's and the Certificateholders reliance on the Servicer.

     (f) On and after such time as the Trustee receives the resignation of, or notice of the removal of, the Servicer from its rights and obligations hereunder with respect to a Group, and with respect to resignation pursuant to Section 9.04, after receipt of the Opinion of Counsel required pursuant to such Section 9.04, the Trustee or its designee shall assume all of the rights and obligations of the Servicer hereunder with respect to such Group, subject to Section 10.02. The Servicer shall, upon request of the Trustee but at the expense of the Servicer, deliver to the Trustee all documents and records relating to the related Mortgage Loans and an accounting of amounts collected and held by the Servicer and otherwise use its best efforts to effect the orderly and efficient transfer of servicing rights with respect to such Group and obligations to the assuming party.

     Section 5.02 Liquidation of Mortgage Loans.

     In the event that any payment due under any Mortgage Loan and not postponed pursuant to Section 5.01 above is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Servicer shall take such action as it shall deem to be in the best interest of the Certificate Insurer and the Certificateholders. The Servicer shall foreclose upon or otherwise comparably effect the ownership in the name of the Trustee for the benefit of the Certificateholders on behalf of the Certificateholders of Mortgaged Properties relating to defaulted Mortgage Loans as to which no satisfactory arrangements can be made for collection of delinquent payments in accordance with the provisions of Section 5.10, provided, however, that the Servicer shall not be obligated to foreclose in the event that the Servicer, in its good faith reasonable judgment, determines that it would not be in the best interests of Certificateholders or the Certificate Insurer, which judgment shall be evidenced by an Officer's Certificate delivered to the Trustee and the Certificate Insurer. In connection with such foreclosure or other conversion, the Servicer shall exercise collection and foreclosure procedures

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



with the same degree of care and skill in its exercise or use as it would exercise or use under the circumstances in the conduct of its own affairs. Any amounts advanced in connection with such foreclosure or other action shall constitute Servicing Advances.

     After a Mortgage Loan has become a Liquidated Mortgage Loan, the Servicer shall promptly prepare and forward to the Trustee and the Certificate Insurer and, upon request, any Certificateholder, a Liquidation Report certified by a Responsible Officer, in the form attached hereto as Exhibit M, detailing the Liquidation Proceeds received from the Liquidated Mortgage Loan, expenses incurred with respect thereto, and any loss incurred in connection therewith.

     Section 5.03 Establishment of Principal and Interest Accounts; Deposits in Principal and Interest Accounts.

     With respect to each Sub-Pool, the Servicer shall cause to be established and initially maintained with the Trustee one or more Principal and Interest Accounts, which shall be Eligible Accounts, titled, with respect to Sub-Pool I, "Sub-Pool I Principal and Interest Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4", with respect to Sub-Pool II, "Sub-Pool II Principal and Interest Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4" with respect to Sub-Pool III, "Sub-Pool III Principal and Interest Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4" and with respect to Sub-Pool IV, "Sub-Pool IV Principal and Interest Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4." Subsequent to the Closing Date, the Servicer may transfer the related Principal and Interest Account to another institution, provided that each Principal and Interest Account shall be an Eligible Account and all amounts therein shall be invested only in Permitted Instruments. The creation of any Principal and Interest Account shall be evidenced by a letter agreement in the form of Exhibit C. A copy of such letter agreement shall be furnished on the Closing Date to the Trustee, the Certificate Insurer and, upon request, any Certificateholder. With respect to each Sub-Pool, the Servicer shall deposit (without duplication) the following amounts with respect to such Sub-Pool within one (1) Business Day of receipt of good funds in the related Principal and Interest Account and retain therein:

          (i) all payments due after the Cut-off Date with respect to the Initial Mortgage Loans or after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans on account of principal on the Mortgage Loans and all Excess Payments, Principal Prepayments and Curtailments received after the Cut-off Date, or after the Subsequent Cut-off Date, as the case may be, and other than the Depositor's Yield;

          (ii) all payments due after the Cut-off Date with respect to the Initial Mortgage Loans, or after a Subsequent Cut-off Date with respect to the Subsequent Mortgage Loans, on account of interest on the Mortgage Loans;

          (iii) all Net Liquidation Proceeds;

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



          (iv) all Insurance Proceeds;

          (v) all Released Mortgaged Property Proceeds;

          (vi) any amounts payable in connection with the repurchase of any Mortgage Loan and the amount of any Substitution Adjustment pursuant to Sections 2.05 and 3.03 above; and

          (vii) any amount required to be deposited in the related Principal and Interest Account pursuant to Section 5.04 or 11.01.

     The foregoing requirements for deposit in the related Principal and Interest Account shall be exclusive; it being understood and agreed that, without limiting the generality of the foregoing, the Depositor's Yield, the Servicing Fee with respect to each Mortgage Loan, late payment charges and assumption fees, to the extent permitted by Sections 7.01 and 7.03, and Excess Proceeds need not be deposited by the Servicer in the related Principal and Interest Account. Any interest earnings on funds held in the related Principal and Interest Account shall be for the account of the Servicer and may only be withdrawn from the related Principal and Interest Account by the Servicer immediately following its monthly remittance of the Available Remittance Amount to the Trustee. Any reference herein to amounts on deposit in the related Principal and Interest Account shall refer to amounts net of such investment earnings.

     Section 5.04 Permitted Withdrawals From the Principal and Interest Account.

     With respect to each Sub-Pool, the Servicer shall withdraw or cause to be withdrawn funds from the related Principal and Interest Account for the following purposes:

          (i) to effect the remittance to the Trustee on the Determination Date of the Excess Spread and the amounts set forth in clause (i) of the definition of Available Remittance Amount. For the purposes of this Section 5.04(i), the calculation of the Available Remittance Amount shall be made without reference to the actual deposit of funds in the related Certificate Account;

          (ii) to reimburse itself for any accrued unpaid Servicing Fees, unreimbursed Monthly Advances and unreimbursed Servicing Advances and any amount described in Section 6.13(b) or Section 6.13(c) or Section 6.13(d) deposited in the related Certificate Account and attributable to the conveyance to the Trustee of a Subsequent Mortgage Loan that does not have a payment date during the related Due Period, if the Servicer is the Depositor. The Servicer's right to reimbursement for accrued and unpaid Servicing Fees and unreimbursed Servicing Advances shall be limited to late collections on the related Mortgage Loan, including Liquidation Proceeds, Released Mortgaged Property Proceeds, Insurance Proceeds and such other amounts as may be collected by the Servicer from the related Mortgagor with respect to a Sub-Pool or otherwise relating to the Mortgage Loan in respect of which such unreimbursed amounts are owed (including amounts

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



     paid by the Depositor in connection with the purchase or substitution of Mortgage Loans pursuant to Section 2.05 or 3.03 above). The Servicer's right to reimbursement for unreimbursed Monthly Advances and amounts described in Section 6.13(b), Section 6.13(c) or 6.13(d) (if the Servicer is the Depositor) shall be limited to collections of interest on any Mortgage Loan; provided that the Servicer shall not be entitled to reimbursement from Liquidation Proceeds for Monthly Advances made pursuant to Section 6.09(c) or Section 6.09(d), or for amounts deposited in the related Certificate Account pursuant to Section 6.13(b), Section 6.13(c) or 6.13(d) and attributable to the conveyance to the Trustee of a Subsequent Mortgage Loan that does not have a payment date during the related Due Period. It is understood that the Servicer's right to reimbursement pursuant hereto shall be senior to the rights of Certificateholders unless the Depositor or any of its affiliates is the Servicer and the Depositor is required to repurchase or substitute a Mortgage Loan pursuant to Section
     2.05 or 3.03 above, in which case the Servicer's right to such reimbursement shall be subordinate to the rights of Certificateholders to receive the purchase price or substitution adjustment pursuant to such Sections 2.05 and 3.03;

          (iii) to withdraw any amount received from a Mortgagor that is recoverable and sought to be recovered as a Preference Amount by a trustee in bankruptcy pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court having competent jurisdiction;

          (iv) (a) to make investments in Permitted Instruments and (b) to pay to itself interest earned in respect of Permitted Instruments or on funds deposited in the related Principal and Interest Account;

          (v) to withdraw any funds deposited in the related Principal and Interest Account that were not required to be deposited therein (such as Servicing Compensation) or were deposited therein in error;

          (vi) to pay itself Servicing Compensation pursuant to Section 7.03 to the extent not retained or paid pursuant to Section 5.03 or 5.04(ii);

          (vii) to withdraw funds necessary for the conservation and disposition of REO Property pursuant to the third paragraph of Section 5.10;

          (viii) to remit to the Trustee any amount which was deposited by the Certificate Insurer pursuant to Section 11.01 to cover unpaid fees and expenses of the Trustee; and

          (ix) to clear and terminate the related Principal and Interest Account upon the termination of this Agreement with any amounts on deposit therein being paid to the Servicer and/or the Depositor to the extent of any Reimbursable Amounts and the remainder to the Class R Certificateholders.

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



     So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, the funds held in the related Principal and Interest Account may be invested by the Servicer (to the extent practicable) in Permitted Instruments, as directed in writing to the Trustee by the Servicer. In either case, funds in the related Principal and Interest Account must be available for withdrawal without penalty, and any Permitted Instruments must mature not later than the Business Day immediately preceding the Determination Date next following the date of such investment (except that if such Permitted Instrument is an obligation of the institution that maintains the related Principal and Interest Account, then such Permitted Instrument shall mature not later than such Determination Date) and shall not be sold or disposed of prior to its maturity. All Permitted Instruments in which funds in the related Principal and Interest Account are invested must be held by or registered in the name of "Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4." All interest or other earnings from funds on deposit in the related Principal and Interest Account (or any Permitted Instruments thereof) shall be the exclusive property of the Servicer, and may be withdrawn from the related Principal and Interest Account pursuant to clause (iv) above and the penultimate sentence of
Section 5.03 above. The amount of any losses incurred in connection with the investment of funds in the related Principal and Interest Account in Permitted Instruments shall be deposited in the related Principal and Interest Account by the Servicer from its own funds immediately as realized without reimbursement therefor.

     Section 5.05 Payment of Property Taxes, Insurance and Other Charges.

     With respect to each Mortgage Loan, the Servicer shall maintain accurate records reflecting fire and hazard insurance coverage.

     With respect to each Mortgage Loan as to which the Servicer maintains escrow accounts, the Servicer shall maintain accurate records reflecting the status of ground rents, real estate taxes and assessments, water rates and other charges which are or may become a lien upon the Mortgaged Property and the status of primary mortgage guaranty insurance premiums, if any, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in any escrow account which shall have been estimated and accumulated by the Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for escrow payments, the Servicer shall monitor such payments to determine if they are made by the Mortgagor. Any out-of-pocket expenses incurred by the Servicer pursuant to this Section 5.05, including without limitation any advances of such payments, shall constitute Servicing Advances.

     Section 5.06 Transfer of Accounts; Monthly Statements.

     Notwithstanding Section 5.03 above, the Principal and Interest Accounts and each of the other Accounts other than the Pre-Funding Accounts shall be established, as of the Closing Date, with the Trustee as Eligible Accounts pursuant to clause (B) of the definition thereof. The

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



Pre-Funding Accounts shall be established, as of the Closing Date, as Eligible Accounts pursuant to clause (A) of the definition thereof. The Principal and Interest Accounts and each of the Accounts or any of them may, upon written notice to the Trustee and the Certificate Insurer, be transferred to a different depository institution so long as such transfer is to an Eligible Account. The Certificate Insurer shall be provided with a monthly statement of activity in the Principal and Interest Accounts and the Accounts from each party holding such accounts.

     Section 5.07 Maintenance of Hazard Insurance.

     The Servicer shall cause to be maintained, subject to the provisions of
Section 5.08, fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located, in an amount which is at least equal to the least of (a) the outstanding principal balance owing on the Mortgage Loan, and the First Lien, with respect to Group 1, (b) the full insurable value of the premises securing the Mortgage Loan and (c) the minimum amount required to compensate for damage or loss on a replacement cost basis. If at the origination of the Mortgage Loan or at any time during the term of the Mortgage Loan the Servicer determines that the Mortgaged Property is located in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be purchased a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as amended. The Servicer shall also maintain, to the extent such insurance is available, on REO Property, fire and hazard insurance in the amounts described above, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968, as amended, and the Servicer determines that such insurance is necessary in accordance with accepted first and second mortgage servicing practices of prudent lending institutions with respect to Group 1, and in accordance with accepted first mortgage servicing practices of prudent lending institutions with respect to Group 2, flood insurance in an amount equal to that required above. Any amounts collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the Mortgaged Property, or to be released to the Mortgagor in accordance with customary first and second mortgage servicing procedures with respect to Group 1, and with customary first mortgage servicing procedures with respect to Group 2) shall be deposited in the Principal and Interest Account with respect to the related Group, subject to retention by the Servicer to the extent such amounts constitute Servicing Compensation or to withdrawal pursuant to Section 5.04 above. It is understood and agreed that no earthquake or other additional insurance need be required by the Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with losses payable to the Servicer. Any out-of-pocket expenses incurred by the Servicer pursuant to this Section 5.07, including without limitation any advances of premiums on insurance policies required by this Section 5.07, shall constitute Servicing Advances.

     Section 5.08 Maintenance of Mortgage Impairment Insurance Policy.

     In the event that the Servicer shall obtain and maintain a blanket policy insuring against fire and hazards of extended coverage on all of the Mortgage Loans or all of the Mortgage Loans in a Group, then, to the extent such policy names the Servicer as loss payee and provides coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and otherwise complies with the requirements of Section 5.07 above, the Servicer shall be deemed conclusively to have satisfied its obligations with respect to fire and hazard insurance coverage under Section
5.07 above, it being understood and agreed that such blanket policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 5.07 above, and there shall have been a loss which would have been covered by such policy, deposit in the related Principal and Interest Account the difference, if any, between the amount that would have been payable under a policy complying with Section 5.07 above and the amount paid under such blanket policy. On the Closing Date, such blanket policy is maintained with St. Paul Insurance Company.

     Section 5.09 Fidelity Bond.

     The Servicer shall maintain with a responsible company, and at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, in a minimum amount acceptable to FNMA or FHLMC or otherwise as is commercially available at a cost that is not generally regarded as excessive by industry standards, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans ("Servicer Employees"). Any such fidelity bond and errors and omissions insurance shall protect and insure the Servicer against losses, including losses resulting from forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such fidelity bond shall also protect and insure the Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 5.09 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. Upon the request of the Trustee or the Certificate Insurer, the Servicer shall cause to be delivered to the Trustee or the Certificate Insurer a certified true copy of such fidelity bond and insurance policy.

     Section 5.10 Title, Management and Disposition of REO Property.

     In the event that title to any Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure (an "REO Property"), the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders.

     The Servicer shall manage, conserve, protect and operate each REO Property for the Certificateholders solely for the purpose of its prudent and prompt disposition and sale. The Servicer shall, either itself or through an agent selected by the Servicer, manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. The Servicer shall attempt to sell the same (and may temporarily rent the same) on such terms and conditions as the Servicer deems to be in the best interest of the Certificate Insurer and the Certificateholders. Any out-of-pocket expenses incurred by the Servicer pursuant to this Section 5.10 shall be Servicing Advances.

     The Servicer shall cause to be deposited, no later than five Business Days after the receipt thereof, in the related Principal and Interest Account, all revenues received with respect to the conservation and disposition of the related REO Property and shall retain, or withdraw from such amounts, funds necessary for the proper operation, management and maintenance of the related REO Property and the fees of any managing agent acting on behalf of the Servicer.

     The disposition of REO Property shall be carried out by the Servicer at such price, and upon such terms and conditions, as the Servicer deems to be in the best interest of the Certifi cateholders and, as soon as practicable thereafter, the expenses of such sale shall be paid. The proceeds of sale of the REO Property shall be promptly deposited in the related Principal and Interest Account, net of Excess Proceeds, any related unreimbursed Servicing Advances, accrued and unpaid Servicing Fees and unreimbursed Monthly Advances payable to the Servicer in accordance with Section 5.04 above, for distribution to the Certificateholders in accordance with Section 6.06.

     In the event any Mortgaged Property is acquired as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall sell such Mortgaged Property for cash prior to the end of the third taxable year after its acquisition of such Mortgaged Property for purposes of Section 860(G)(a)(8) of the Code unless the Servicer either (i) applies, at the expense of the Trust Fund (as a Servicing Advance), more than 60 days prior to the expiration of such three year period, and is granted an extension of time by the Internal Revenue Service to sell such Mortgaged Property (in which case the Servicer shall sell such Mortgaged Property prior to the expiration of any extension to such three-year grace period) or (ii) receives an Opinion of Counsel to the effect that the holding of such Mortgaged Property subsequent to three years after its acquisition will not result in the imposition of taxes on "prohibited transactions" as defined in section 860F of the Code or cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any Class A Certificates are outstanding. Notwithstanding any other provision of this Agreement, (i) no Mortgaged Property acquired by the Servicer pursuant to this Section shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund, and (ii) no construction shall take place on such Mortgaged Property in such a manner or pursuant to any terms, such that in the case of either clause (i) or (ii) such action would cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of section 860G(a)(8) of the Code or result in the receipt by the Trust Fund or any "net income from foreclosure property" which is subject to taxation within the meaning of Sections 860G(c) and 857(b)(4)(B) of the Code. Any out-of-pocket expenses incurred by the Servicer including any Opinions of Counsel pursuant to this Section 5.10 shall constitute Servicing Advances. If a period greater than two years is permitted under this Agreement and is necessary to sell any REO Property, the Servicer shall give appropriate notice to the Trustee and the Certificate Insurer and shall report monthly to the Trustee

(which report the Trustee shall supply to the Certificate Insurer upon request) as to the progress being made in selling such REO Property.

     With respect to each Multifamily Loan, Mixed Use Loan and Commercial Loan:

          (i) Prior to the acquisition of title to such property, the Servicer shall review the operation of such property and determine the nature of the income that would be derived from such property if it were acquired by the Trust Fund. If the Servicer determines from such review that:

               (A) None of the income from Directly Operating such property would be subject to tax as "net income from foreclosure property" within the meaning of the REMIC Provisions or would be subject to the tax imposed on "prohibited transactions" under Section 860F of the Code (either such tax referred to herein as an "REO Tax"), such property may be Directly Operated by the Servicer as REO Property;

               (B) Directly Operating such property as an REO Property could result in income from such property that would be subject to an REO Tax, but that a lease of such property to another party to operate such property, or the performance of some services by an Independent Contractor with respect to such property, or another method of operating such property would not result in income subject to an REO Tax, then the Servicer may (provided, that in the good faith and reasonable judgment of the Servicer, it is commercially feasible) acquire such property as REO Property and so lease or operate such REO Property; or

               (C) It is reasonable to believe that Directly Operating such property as REO Property could result in income subject to an REO Tax and that no commercially reasonable feasible means exists to operate such property as REO Property without the Trust Fund incurring or possibly incurring an REO Tax on income from such property. The Servicer shall give written notice to the Trustee and the Certificate Insurer summarizing a proposed plan ("Proposed Plan") to manage such property as REO Property. Such notice shall include potential sources of income, and to the extent reasonably feasible, estimates of the amount of income from each such source. Within a reasonable period of time after receipt of such notice, the Servicer shall consult with the Trustee and the Certificate Insurer and shall advise the Trustee and the Certificate Insurer of the Servicer's federal income tax reporting position with respect to the various sources of income that the Trust Fund would derive under the Proposed Plan. In addition, the Trustee shall (to the extent feasible) advise the Servicer and the Certificate Insurer of the estimated amount of taxes that the Trust Fund would be required to pay with respect to each such source of income. After the Servicer has provided the Trustee and the Certificate Insurer with the information described in the two preceding sentences, the Servicer shall either (A) implement the Proposed Plan (after acquiring the respective property as REO Property) or (B) manage and operate such property in a manner that would not result in the imposition of an REO Tax on the income derived from such property. The Servicer's decision as to how each REO Property shall be managed and operated shall be based in either case on the good faith and reasonable judgment of the Servicer after consultation with the Certificate Insurer as to which means would be in the best interest of the Certificateholders and the Certificate Insurer by maximizing (to the extent commercially feasible) the net after-tax REO Proceeds received by the Trust Fund with respect to such property and, to the extent consistent with the foregoing, in the same manner as would prudent mortgage loan servicers and asset managers operating acquired mortgaged property comparable to the respective property. The Servicer, the Trustee and the Certificate Insurer may consult with counsel in connection with determinations required under this Section 5.10(i)(C). The cost of such consultation by the Servicer shall constitute a Servicing Advance. Neither the Servicer nor the Trustee shall be liable to the Certificateholders, the Trust Fund, the Trustee, the Servicer or each other for errors in judgment made in good faith in the exercise of their discretion while performing their respective responsibilities under this Section 5.10(i)(C). Nothing in this Section 5.10(i)(C) is intended to prevent the sale of a Defaulted Mortgage Loan pursuant to the terms and subject to the conditions of
          Section 5.11.

     Section 5.11 Right to Repurchase Defaulted Mortgage Loans.

     The Servicer, in its sole discretion, shall have the right to elect (by written notice sent to the Trustee) to purchase on any Determination Date for its own account from the Trust Fund any Mortgage Loan which is 90 days or more delinquent at a price equal to the Principal Balance of such Mortgage Loan as of the date of purchase, plus all accrued and unpaid interest on such Mortgage Loan through the end of the Due Period in which such Determination Date falls, computed at the Mortgage Rate plus the amount of any unreimbursed Servicing Advances made by the Servicer with respect to such Mortgage Loan (the "Purchase Price"). The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited by the Servicer in the related Principal and Interest Account and the Trustee, upon receipt of a Request for Release and confirmation of such deposit from the Servicer in the form of Exhibit I, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, representation or warranty, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

     Section 5.12 Collection of Certain Mortgage Loan Payments.

     The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans, and shall, to the extent such procedures shall be consistent with this Agreement, comply with the terms and provisions of any applicable hazard insurance policy. Consistent with the foregoing, the Servicer may in its discretion waive or permit to be waived any late payment charge, prepayment charge, assumption fee or any penalty interest

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



in connection with the prepayment of a Mortgage Loan or any other fee or charge which the Servicer would be entitled to retain hereunder as servicing compensation and extend the due date for payments past due on a Mortgage Note for a period (with respect to each payment as to which the due date is extended) not greater than 125 days without the Certificate Insurer's prior written consent, and in no event later than the final maturity date of the Mortgage Loan, provided that such extension would not be considered a new mortgage loan for federal income tax purposes. In the event the Servicer shall consent to the deferment of the Due Dates for payments past due on a Mortgage Note, the Servicer shall nonetheless make payment of any required Monthly Advance with respect to the payments so extended to the same extent as if such installment were due, owing and delinquent and had not been deferred, and shall be entitled to reimbursement therefor in accordance with Section 5.04(ii) above.

     Section 5.13 Access to Certain Documentation and Information Regarding the
                  Mortgage Loans.

     The Servicer shall provide to the Trustee, the Certificateholders, the Certificate Insurer and any supervisory agents or examiners of each of the foregoing access to the documentation regarding the Mortgage Loans (such access in the case of supervisory agents or examiners being limited to that documentation required by applicable state and federal regulations) being afforded without charge but only upon reasonable request and during normal business hours at the offices of the Servicer designated by it.

     Section 5.14 Superior Liens.

     With respect to any Group 1 Mortgage Loan, the Depositor or the Servicer shall file (or cause to be filed) of record a request for notice of any action by a superior lienholder under a First Lien for the protection of the Trustee's interest, where permitted by local law and whenever applicable state law does not require that a junior lienholder be named as a party defendant in foreclosure proceedings in order to foreclose such junior lienholder's equity of redemption. The Servicer must also notify any superior lienholder in writing of the existence of the Mortgage Loan and request notification of any action (as described below) to be taken against the Mortgagor or the Mortgaged Property by the superior lienholder.

     With respect to any Group 1 Mortgage Loan, if the Servicer is notified that any superior lienholder has accelerated or intends to accelerate the obligations secured by the First Lien, or has declared or intends to declare a default under the mortgage or the promissory note secured thereby, or has filed or intends to file an election to have the Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust Fund, whatever actions are necessary to protect the interests of the Certificateholders, and/or to preserve the security of the related Mortgage Loan, subject to the application of the REMIC Provisions. The Servicer shall advance the necessary funds to cure the default or reinstate the superior lien, if such advance is in the best interests of the Certificate Insurer and the Certificateholders. The Servicer shall not make such an advance except to the extent that it determines in its reasonable good faith judgment that the advance would either be recoverable from the Liquidation Proceeds on the related Mortgage Loan or increase the Net Liquidation Proceeds available to the Trust Fund. The Servicer shall thereafter

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



take such action as is necessary to recover the amount so advanced. Any expenses incurred by the Servicer pursuant to this Section 5.14 shall be Servicing Advances with respect to Group 1.

     Section 5.15. Environmental Matters.

     Notwithstanding any other provision of this Agreement to the contrary, with respect to any Mortgage Loan as to which the Servicer has received actual notice of, or has actual knowledge of, the presence of any regulated substance, toxic substance, hazardous waste or hazardous substance or any similar or like classification (as such terms are defined or used in CERCLA or any federal, state or local statutes, laws, rules or regulations pertaining to environmental matters) on the related Mortgaged Property, the Servicer shall not, on behalf of the Trustee, either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property, unless the Servicer has obtained the prior written consent of the Certificate Insurer. The preceding sentence shall not apply to the presence, use or storage on the related Mortgaged Property of hazardous substances that are generally recognized to be appropriate to normal residential use and maintenance of the related Mortgaged Property.


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



                                   ARTICLE VI

                       PAYMENTS TO THE CERTIFICATEHOLDERS

     Section 6.01 Establishment of Certificate Account; Deposits in Certificate Account.

     With respect to each Group, and no later than the Closing Date, the Trustee will establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled, with respect to Group 1, "Group 1 Certificate Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4" and with respect to Group 2, "Group 2 Certificate Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4." With respect to each Group, the Trustee shall, promptly upon receipt, deposit in the related Certificate Account and retain therein:

               (i) the portion of the related Available Remittance Amount remitted by the Servicer pursuant to Section 5.04(i) above;

               (ii) the related Monthly Advance and the related Compensating Interest remitted to the Trustee by the Servicer;

               (iii) the Excess Spread with respect to the related Group remitted to the Trustee by the Servicer pursuant to Section 5.04(i) above and Insured Payments with respect to the related Group pursuant to Section 6.06(b);

               (iv) all income or gain from investments of funds on deposit in the related Certificate Account pursuant to Section 6.05(e) and amounts required to be paid by the Servicer pursuant to such Section 6.05(e) in connection with losses on investments of amounts in the related Certificate Account;

               (v) the Termination Price; and

               (vi) any amounts required to be deposited in the related Certificate Account pursuant to Sections 6.13(b), 6.13(c), 6.13(d) and 6.14(c).

     Section 6.02 Permitted Withdrawals from Certificate Account.

     With respect to each Group, the Trustee shall, based upon information set forth in the Servicer's Certificate for such Remittance Date, withdraw amounts on deposit in the related Certificate Account on each Remittance Date in the following order of priority:

               (i) except as to the final Remittance Date hereunder, to pay the Certificate Insurer the related Monthly Premium pursuant to Section 6.04;

               (ii) to effect the distributions described in Section 6.06(c), exclusive of the distributions described in the last paragraph of
          Section 6.06(c);

               (iii) except as to the final Remittance Date hereunder, to make deposits in the related Trustee Expense Account pursuant to Section 6.03(a)(i);

and also, in no particular order of priority:

               (iv) to invest amounts on deposit in the related Certificate Account in Permitted Instruments pursuant to Section 6.05;

               (v) to pay on a monthly basis to the Servicer interest paid and earnings realized on Permitted Instruments in the related Certificate Account;

               (vi) to withdraw any amount not required to be deposited in the related Certificate Account or deposited therein in error; and

               (vii) to clear and terminate the related Certificate Account upon the termination of this Agreement in accordance with Article XI of this Agreement.

     Section 6.03 Establishment of Trustee Expense Account; Deposits in Trustee Expense Account; Permitted Withdrawals from Trustee Expense Account.

     (a) With respect to each Group and no later than the Closing Date, the Trustee will establish and maintain with itself one or more segregated trust accounts that are Eligible Accounts, which shall be titled, with respect to Group 1, "Group 1 Trustee Expense Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4", and with respect to Group 2, "Group 2 Trustee Expense Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4." With respect to each Group, the Trustee shall deposit into the related Trustee Expense Account:

               (i) on each Remittance Date (other than the final Remittance Date hereunder) from the amounts on deposit in the related Certificate Account an amount equal to the Annual Trustee Expense Amount, subject to the provisions of Section 6.06(c); and

               (ii) upon receipt, all income or gain from investments of funds on deposit in the related Trustee Expense Account pursuant to Section 6.05(e) and all amounts required to be paid by the Servicer pursuant to such Section 6.05(e) in connection with losses on investments of amounts in the related Trustee Expense Account.

If at any time the amount then on deposit in any Trustee Expense Account shall be insufficient to pay in full the fees and expenses of the Trustee then due with respect to a Group, the Trustee shall make demand on the related Servicer to advance the amount of such insufficiency, and the Servicer shall promptly advance such amount. If the related Servicer fails to make such advance, the Depositor shall do so upon demand of the Trustee. Thereafter, the Servicer and the Depositor shall be entitled to reimbursement solely from the related Trustee Expense Account pursuant to subclause (c)(ii) below for the amount of any such advance from any excess available after payment of Trust Fund expenses.

     (b) The Trustee may withdraw amounts on deposit in the Trustee Expense Account with respect to each Group for investment in Permitted Instruments pursuant to Section 6.05, and the Trustee shall withdraw amounts on deposit in the related Trustee Expense Account:

               (i) to pay, as described in Section 2.08 above, the Trustee's fees and expenses allocable to or incurred in connection with the Certificates with respect to the related Group;

               (ii) to pay on a monthly basis to the Servicer interest paid and earnings realized on Permitted Instruments in the related Trustee Expense Account;

               (iii) to withdraw any amounts not required to be deposited in the related Trustee Expense Account or deposited therein in error; and

               (iv) to clear and terminate the related Trustee Expense Account upon termination of this Agreement with any amounts on deposit therein being paid to the Servicer and/or the Depositor to the extent of any Reimbursable Amounts and the remainder to the Class R
          Certificateholders.

     (c) On the twelfth Remittance Date following the Closing Date, and on each twelfth Remittance Date thereafter, the Trustee shall determine whether all payments required to be made pursuant to subclauses (b)(i), (b)(ii) and (b)(iii) above, have been made, and from any amounts remaining in the related Trustee Expense Account, the Trustee shall, based upon information set forth in the Servicer's Certificate for such Remittance Date (in the following order of priority):

               (i) pay any amounts not previously paid and required to be paid pursuant to subclauses (b)(i), (b)(ii) and (b)(iii) above;

               (ii) reimburse the Servicer and/or the Depositor, for Reimbursable Amounts;

               (iii) reimburse the Servicer and/or the Depositor for advances made by it pursuant to the last paragraph of subclause (a) above; and

               (iv) remit to the Servicer as additional Servicing Compensation any amounts remaining in the related Trustee Expense Account after payments made pursuant to subclauses (b)(i), (b)(ii), (b)(iii), (c)(i) and (c)(ii), above.

     Section 6.04 Payment of Monthly Premium to Certificate Insurer.

     With respect to each Group and on each Remittance Date commencing on December 28, 1998 (other than the final Remittance Date hereunder), from the amounts on deposit in the Certificate Account with respect to the related Group, prior to making the remittances required pursuant to Section 6.06(c), the Trustee shall pay the Certificate Insurer the Monthly Premium with respect to such Group.

     Section 6.05 Investment of Accounts.

     (a) So long as no Event of Default shall have occurred and be continuing, and consistent with any requirements of the Code, all or a portion of any Account, except the Reserve Accounts held by the Trustee, shall be invested and reinvested by the Trustee, as directed in writing, or by telephone or facsimile transmission confirmed in writing, by the Servicer, in one or more Permitted Instruments. Subject to the last paragraph of Section 5.04 above in the case of the Principal and Interest Accounts, no such investment in any Account shall mature later than the Business Day immediately preceding the next Remittance Date.

     (b) If any amounts are needed for disbursement from any Account held by the Trustee and sufficient uninvested funds are not available to make such disbursement, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account. The Trustee shall not be liable for any investment loss or other charge resulting therefrom unless the Trustee's failure to perform in accordance with this Section 6.05 is the cause of such loss or charge or if the Trustee is the obligor and has defaulted thereon.

     (c) Subject to Section 12.01, the Trustee shall not in any way be held liable by reason of any insufficiency in any Account held by the Trustee resulting from any investment loss on any Permitted Instrument included therein (except to the extent that the Trustee is the obligor and has defaulted thereon).

     (d) The Trustee shall invest and reinvest funds in the Accounts held by the Trustee, to the fullest extent practicable, in such manner as the Servicer or the Holders of a majority in Percentage Interest of the Class R Certificates, as applicable, shall from time to time direct as set forth in Section 6.05(a) above, but only in one or more Permitted Instruments.

     (e) All income or other gain from investments in any Account held by the Trustee shall be deposited in such Account immediately on receipt, and the Trustee shall notify the Servicer, or the Depositor, or the Holders of a majority in Percentage Interest of the Class R Certificates as the case may be, of any loss resulting from such investments. Upon receipt of such notification, the Servicer, in the case of all Accounts other than the Interest Coverage Accounts and the Pre-Funding Accounts and the Depositor, in the case of the Interest Coverage Accounts and the Pre-Funding Accounts, shall promptly remit the amount of any such loss from their own funds, without reimbursement therefor, to the Trustee for deposit in the Account or Accounts from which the related funds were withdrawn for investment.

     Section 6.06 Priority and Subordination of Distributions.

     (a) The rights of the Certificateholders to receive distributions from the proceeds of the Trust Fund, and all ownership interests of the Certificateholders in such distributions, shall be as set forth in this Agreement. In this regard, all rights of the Class R Certificateholders to receive distributions in respect of the Class R Certificates shall be subject and subordinate to the preferential rights of the Class A Certificateholders to receive distributions in respect of the Class A Certificates, to the extent set forth herein. In accordance with the foregoing, the ownership interests of the Class R Certificateholders in amounts deposited in the Accounts from time to time shall not vest unless and until such amounts are properly distributed in respect of the Class R Certificates in accordance with the terms of this Agreement. Notwithstanding anything contained in this Agreement to the contrary, no Certificateholder shall be required to refund any amount properly distributed to it pursuant to the terms of this Agreement.

     (b) As soon as possible, and in no event later than 10:00 a.m. Chicago time on the Business Day immediately preceding each Remittance Date, subject to receipt by the Trustee of the Servicer's Certificate, the Trustee shall furnish the Certificate Insurer and the Servicer with a completed notice in the form set forth as Exhibit A to the Certificate Insurance Policy (the "Notice") indicating that an Insured Payment is necessary. The Notice shall specify the amount of Insured Payment and shall constitute a claim for an Insured Payment pursuant to the Certificate Insurance Policy. Upon receipt of Insured Payments on behalf of the Class A Certificateholders under the Certificate Insurance Policy, the Trustee shall deposit such Insured Payments in the related Certificate Account and shall distribute such Insured Payments in accordance with Section 6.02(ii) above and Section 6.06(c) and (d).

     Each Class A Certificateholder shall promptly notify the Trustee in writing upon the receipt of a court order as described in clause (c)(vii) of the definition of Class A Principal Remittance Amount. The Trustee shall promptly notify the Certificate Insurer upon its receipt from any Certificateholder of any such court order. If the payment of any portion or all of any amount that is insured by the Certificate Insurer under the Certificate Insurance Policy is voided pursuant to a final order of a court exercising proper jurisdiction in an insolvency proceeding to the effect that the Trustee or the Class A Certificateholder, as the case may be, is required to return any such payment or portion thereof prior to the expiration date of the Certificate Insurance Policy because such payment was voided under the U.S. Bankruptcy Code, with respect to which order the appeal period has expired without an appeal having been filed (a "Final Order"), and, as a result, the Trustee or any Class A Certificateholder is required to return such voided payment, or any portion of such voided payment made in respect of the Class A Certificates (a "Preference Amount"), the Certificate Insurer will pay an amount equal to each such Preference Amount, on the second Business Day following receipt by the Certificate Insurer of (x) a certified copy of the Final Order, (y) an assignment, in form reasonably satisfactory to the Certificate Insurer, irrevocably assigning to the Certificate Insurer all rights and claims of the Trustee and/or such Class A Certificateholder relating to or arising under such Preference Amount and appointing the Certificate Insurer as the agent of the Trustee and/or such Class A Certificateholder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Trustee or such Class A Certificateholder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee or Class A Certificateholder directly (unless a Class A Certificateholder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Trustee for distribution to the Class A Certificateholder upon proof of such payment reasonably satisfactory to the Certificate Insurer). Notwithstanding the foregoing, in no event shall the Certificate Insurer be (i) required to make any payment under the Certificate Insurance Policy in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by the Certificate Insurer thereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of the Class A Certificates, prior to the time the Certificate Insurer otherwise would have been required to make a payment in respect of such principal.

     Each Class A Certificateholder, by its purchase of the Class A Certificates, the Servicer and the Trustee hereby agree that the Certificate Insurer may at any time during the continuation of any proceeding relating to a preference claim direct all matters relating to such preference claim, including, without limitation, the direction of any appeal of any order relating to such preference claim and the posting of any surety, supersedeas or performance bond pending any such appeal. In addition and without limitation of the foregoing, the Certificate Insurer shall be subrogated to the rights of the Servicer, the Trustee and each Class A Certificateholder in the conduct of any such preference claim, including, without limitation, all rights of any party to an adversary proceeding action with respect to any court order issued in connection with any such preference claim.

     The Trustee shall receive, as attorney-in-fact of each Holder of a Class A Certificate, any Insured Payment with respect to the related Sub-Pool from the Certificate Insurer and disburse the same to each Holder of a Class A Certificate with respect to the related Group in accordance with the provisions of this Section 6.06. Insured Payments disbursed by the Trustee from proceeds of the Certificate Insurance Policy shall not be considered payment by the Trust Fund nor shall such payments discharge the obligation of the Trust Fund with respect to such Class A Certificates, and the Certificate Insurer shall become the owner of such unpaid amounts due from the Trust Fund in respect of Class A Certificates. The Trustee hereby agrees on behalf of each Holder of a Class A Certificate for the benefit of the Certificate Insurer that it recognizes that to the extent the Certificate Insurer makes Insured Payments with respect to a Sub-Pool, either directly or indirectly (as by paying through the Trustee), to the related Class A Certificateholders, the Certificate Insurer will be subrogated to the rights of such Class A Certificateholders, with respect to such Insured Payment, shall be deemed, to the extent of the payments so made, to be a registered Class A Certificateholder and shall receive all future related Class A Remittance Amounts with respect to such Sub-Pool until all such Insured Payments by the Certificate Insurer have been fully reimbursed, subject to the following paragraph. To evidence such subrogation, the Trustee shall, or shall cause the Certificate Registrar to, note the Certificate Insurer's rights as subrogee on the registration books maintained by the Trustee or the Certificate Registrar upon receipt from the Certificate Insurer of proof of payment of any Insured Payment. Except as otherwise described herein, the Certificate Insurer shall not acquire any voting rights hereunder as a result of such subrogation. The effect of the foregoing provisions is that, to the extent of

Insured Payments made by it, the Certificate Insurer shall be paid before payment of the balance of the Class A Remittance Amount with respect to the related Group for which an Insured Payment was made, is made to the other Holders of the related Class A Certificates, subject to the following paragraph.

     It is understood and agreed that the intention of the parties is that the Certificate Insurer shall not be entitled to reimbursement on any Remittance Date for amounts previously paid by it with respect to a Sub-Pool unless on such Remittance Date the related Class A Certificate holders shall also have received the full amount of the related Class A Remittance Amount with respect to the related Class of Class A Certificates (exclusive of any related Class A Carry-Forward Amount, to the extent representing amounts previously paid to such related Class A Certificateholders as Insured Payments or representing interest accrued in respect of Insured Payments) for such Remittance Date.

     (c) On or before each Remittance Date, the Servicer shall determine the Overcollateralization Amount for each Sub-Pool after giving effect to the distribution of the related Class A Principal Remittance Amount to the Holders of the related Class of Class A Certificates on such Remittance Date and the amount of the related Net Excess Spread. On each Remittance Date the Trustee shall withdraw from each Certificate Account the related Amount Available, and make distributions thereof, based upon the information set forth in the Servicer's Certificate for such Remittance Date, in the following order of priority to the extent available, except to the extent that the priority set forth in Section 6.07 shall be applicable:

     (A) With respect to the Class 1A Certificates and Group 1:

          (X) If the Remittance Date is prior to the Cross-Over Date, the Trustee shall distribute the indicated amounts in the following order of priority:

          (i) to the Class 1A-1 Certificateholders and the Class 1A-2 Certificateholders, (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), an amount equal to the lesser of:

               (A) the Amount Available with respect to Group 1; and

               (B) the related Class 1A Interest Remittance Amount with respect to the Class 1A-1 Certificates and the Class 1A-2 Certificates;

          (ii) to the Class 1A-1 Certificateholders and the Class 1A-2 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-1 Principal Balance and the Class 1A-2 Principal Balance, respectively, to the extent described below, until the Class 1A-1 Principal Balance and the Class 1A-2 Principal Balance, respectively, has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward

     Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

               (A) the balance of the Amount Available with respect to Group 1 after payments described in clause (X)(i) above, pro rata based on the related Class Percentage; and

               (B) the related Class A Principal Remittance Amount with respect to the Class 1A-1 and Class 1A-2 Certificates;

          (iii) to the Group 1 Trustee Expense Account, an amount equal to the lesser of (A) the balance of the Amount Available with respect to Group 1 after payments described in clauses (X)(i) and (ii) above and (B) any accrued and unpaid Annual Trustee Expense Amount with respect to Group 1;

          (iv) to the Class 1A-1 Certificateholders and Class 1A-2 Certificateholders to be applied to reduce the Class 1A-1 Principal Balance and the Class 1A-2 Principal Balance, respectively, until the Class 1A-1 Principal Balance and the Class 1A-2 Principal Balance, respectively, has been reduced to zero, an amount equal to the lesser of:

               (A) the balance of the Amount Available with respect to Group 1 after payments described in clauses (X)(i) through (iii) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 1 included in the Amount Available for Group 2 on such Remittance Date, pro rata based on the related Class Percentage; and

               (B) the related Additional Principal with respect to the Class 1A-1 and Class 1A-2 Certificates;

          (v) to the Servicer and/or the Depositor, an amount equal to the lesser of (A) the balance of the Amount Available with respect to Group 1 after payments described in clauses (X)(i) through (iv) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 1 included in the Amount Available for Group 2 on such Remittance Date, and (B) any expenses incurred in connection with any third party claims that remain unreimbursed;

          (vi) to the Servicer, an amount equal to the lesser of the balance of
     (A) the Amount Available with respect to Group 1 after payments described in clauses (X)(i) through (v) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 1 included in the Amount Available for Group 2 on such Remittance Date, and (B) the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Group 1 previously made by the Servicer and not previously reimbursed; and

          (vii) to the Class R Certificateholders, the balance of the Amount Available with respect to Group 1, if any, after payments described in clauses (X)(i) through (vi) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 1 included in the Amount Available for Group 2 on such Remittance Date.

          (Y) If the Remittance Date is on or after the Cross-Over Date, the Trustee shall distribute the indicated amounts in the following order of priority:

          (i) to the Class 1A-1 Certificateholders and Class 1A-2
     Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

               (A) the Amount Available with respect to Group 1; and

               (B) the related Class 1A Interest Remittance Amount with respect to the Class 1A-1 Certificates and the Class 1A-2 Certificates;

          (ii) to the Class 1A-1 Certificateholders and Class 1A-2 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 1A-1 Principal Balance and the Class 1A-2 Principal Balance, respectively, until the Class 1A-1 Principal Balance and the Class 1A-2 Principal Balance, respectively, has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount, the lesser of:

               (A) the balance of the Net Excess Amount Available with respect to Group 1 after payments described in clause (Y)(i) above, pro rata based on the related Class Percentage; and

               (B) the related Class A Principal Remittance Amount with respect to the Class 1A-1 Certificates and Class 1A-2 Certificates;

          (iii) to the Group 1 Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available with respect to Group 1 after payments described in clauses (Y)(i) and (ii) above and any accrued and unpaid Annual Trustee Expense Amount with respect to Group 1;

          (iv) to the Servicer and/or the Depositor, an amount equal to the lesser of (A) the balance of the Amount Available with respect to Group 1 after payments described in clauses (Y)(i) through (iii) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 1 included in the Amount Available for Group 2 on such Remittance Date, and (B) any expenses incurred in connection with any third party claims that remain unreimbursed;

          (v) to the Servicer, an amount equal to the lesser of the balance of
     (A) the Amount Available with respect to Group 1 after payments described in clauses (Y)(i) through (iv) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 1 included in the Amount Available for Group 2 on such Remittance Date, and (B) the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Group 1 previously made by the Servicer and not previously reimbursed; and

          (vi) to the Class R Certificateholders, the balance of the Amount Available with respect to Group 1, if any, after payments described in clauses (Y)(i) through (v) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 1 included in the Amount Available for Group 2 on such Remittance Date.

     (B) With respect to the Class 2A Certificates and Group 2:

          (X) If the Remittance Date is prior to the Cross-Over Date, the Trustee shall distribute the indicated amounts in the following order of priority:

          (i) to the Class 2A-1 Certificateholders and Class 2A-2
     Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

               (A) the Amount Available with respect to Group 2; and

               (B) the related Class 2A Interest Remittance Amount with respect to the Class 2A-1 and Class 2A-2 Certificates;

          (ii) to the Class 2A-1 Certificateholders and Class 2A-2 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 2A-1 Principal Balance and the Class 2A-2 Principal Balance, respectively, to the extent described below, until the Class 2A-1 Principal Balance and the Class 2A-2 Principal Balance, respectively, has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amount in clause (c)(v) represents prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of the Class A Principal Remittance Amount, the lesser of:

               (A) the balance of the Amount Available with respect to Group 2 after payments described in clause (X)(i) above, pro rata based on the related Class Percentage; and

               (B) the related Class A Principal Remittance Amount with respect to the Class 2A-1 and Class 2A-2 Certificates;

          (iii) to the Group 2 Trustee Expense Account, an amount equal to the lesser of the balance of the Amount Available with respect to Group 2 after payments described in clauses (X)(i) and (ii) above and any accrued and unpaid Annual Trustee Expense Amount with respect to Group 2;

          (iv) to the Class 2A-1 Certificateholders and Class 2A-2 Certificateholders to be applied to reduce the Class 2A-1 Principal Balance and the Class 2A-2 Principal Balance until the Class 2A-1 Principal Balance and the Class 2A-2 Principal Balance, respectively, has been reduced to zero, an amount equal to the lesser of:

               (A) the balance of the Amount Available with respect to Group 2 after payments described in clauses (X)(i) through (iii) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 2 included in the Amount Available for Group 1 on such Remittance Date, pro rata based on the related Class Percentage; and

               (B) the related Additional Principal with respect to the Class 2A-1 and Class 2A-2 Certificates;

          (v) to the Servicer and/or the Depositor, an amount equal to the lesser of the balance of (A) the Amount Available with respect to Group 2 after payments described in clauses (X)(i) through (iv) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 2 included in the Amount Available for Group 1 on such Remittance Date, and (B) any expenses incurred in connection with any third party claims that remain unreimbursed;

          (vi) to the Servicer, an amount equal to the lesser of the balance of
     (A) the Amount Available with respect to Group 2 after payments described in clauses (X)(i) through (v) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 2 included in the Amount Available for Group 1 on such Remittance Date, and (B) the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Group 2 previously made by the Servicer and not previously reimbursed;

          (vii) to the Class 2A-1 Certificateholders and Class 2A-2 Certificateholders, respectively, until the Class 2A-1 Principal Balance and Class 2A-2 Principal Balance, respectively, has been reduced to zero, an amount equal to the lesser of:

               (A) the balance of the Remaining Net Excess Spread with respect to Group 2, if any, after payments described in clauses (X)(i) through
          (vi) and payments of Additional Principal, if any, to the Class 1A Certificateholders (in proportion to the amount of Available Funds Cap Carry Forward Amount that would have been distributed to such Class 2A Certificateholder on such Remittance Date); and

               (B) the related Available Funds Cap Carry Forward Amount with respect to the Class 2A-1 and Class 2A-2 Certificates, if any; and

          (viii)to the Class R Certificateholders, the balance of the Amount Available with respect to Group 2, if any, after payments described in clauses (X)(i) through (vii) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 2 included in the Amount Available for Group 1 on such Remittance Date.

          (Y) If the Remittance Date is on or after the Cross-Over Date, the Trustee shall distribute the indicated amounts in the following order of priority:

          (i) to the Class 2A-1 Certificateholders and Class 2A-2
     Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), the lesser of:

               (A) the Amount Available with respect to Group 2; and

               (B) the related Class 2A Interest Remittance Amount with respect to the Class 2A-1 and Class 2A-2 Certificates;

          (ii) to the Class 2A-1 Certificateholders and the Class 2A-2 Certificateholders (including for purposes of this Section 6.06(c), the Certificate Insurer as the subrogee thereof), to be applied to reduce the Class 2A-1 Principal Balance and the Class 2A-2 Principal Balance, respectively, until the Class 2A-1 Principal Balance and the Class 2A-2 Principal Balance, respectively, has been reduced to zero and to make payments in respect of the amounts described in clauses (c)(v) (to the extent the amounts described in clause (c)(v) represent prior Insured Payments by the Certificate Insurer or interest accrued thereon pursuant to the definition of Class A Carry-Forward Amount) and (c)(vii) of the definition of Class A Principal Remittance Amount below, the lesser of:

               (A) the balance of the Net Excess Amount Available with respect to Group 2 after payments described in clause (Y)(i) above, pro rata based on the related Class Percentage; and

               (B) the Class A Principal Remittance Amount with respect to the Class 2A-1 and Class 2A-2 Certificates;

          (iii) to the Group 2 Trustee Expense Account, an amount equal to the lesser of (A) the balance of the Amount Available with respect to Group 2 after payments described in clauses (Y)(i) and (ii) above and (B) any accrued and unpaid Annual Trustee Expense Amount with respect to Group 2;

          (iv) to the Servicer and/or the Depositor, an amount equal to the lesser of (A) the balance of the Amount Available with respect to Group 2 after payments described in clauses (Y)(i) through (iii) above, less that portion, if any, of the Net Excess Spread and

     Excess Principal with respect to Group 2 included in the Amount Available for Group 1 on such Remittance Date, and (B) any expenses incurred in connection with any third party claims that remain unreimbursed;

          (v) to the Servicer, an amount equal to the lesser of the balance of
     (A) the Amount available with respect to Group 2 after payments described in clauses (Y)(i) through (iv) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 2 included in the Amount Available for Group 1 on such Remittance Date, and (B) the aggregate of any Nonrecoverable Servicing Advances and Nonrecoverable Monthly Advances with respect to Group 2 previously made by the Servicer and not previously reimbursed; and

          (vi) to the Class 2A-1 Certificateholders and Class 2A-2 Certificateholders, respectively, until the Class 2A-1 Principal Balance and the Class 2A-2 Principal Balance, respectively, has been reduced to zero, an amount equal to the lesser of:

               (A) the balance of the Remaining Net Excess Spread with respect to Group 2 after payments described in clauses (Y)(i) through (v) above and payments of Additional Principal, if any, to the Class 1A Certificateholders (in proportion to the amount of Available Funds Cap Carry Forward Amount that would have been distributed to such Class 2A Certificateholder on such Remittance Date); and

               (B) the related Available Funds Cap Carry Forward Amount with respect to the Class 2A-1 and Class 2A-2 Certificates, if any; and

          (vii) to the Class R Certificateholders, the balance of the Amount Available with respect to Group 2, if any, after payments described in clauses (Y)(i) through (vi) above, less that portion, if any, of the Net Excess Spread and Excess Principal with respect to Group 2 included in the Amount Available for Group 1 on such Remittance Date.

     As contemplated by Section 6.06(b) above, amounts distributed to the related Class A Certificateholders pursuant to Sections 6.06(c)(A)(X)(i) and
(ii) and 6.06(c)(A)(Y)(i) and (ii) with respect to Group 1, and Sections 6.06(c)(B)(X)(i) and (ii) and 6.06(c)(B)(Y)(i) and (ii) with respect to Group 2 above shall be applied first to distributions to the actual Certificateholders, to the extent of, as applicable, the related Class A Remittance Amount with respect to the related Classes of Class A Certificates (exclusive of any Class A Carry-Forward Amount to the extent representing amounts previously paid to the related Classes of Class A Certificateholders, as Insured Payments or representing interest accrued in respect of Insured Payments), and then to reimbursement payments to the Certificate Insurer as subrogee to such Certificateholders.

     Upon the earlier to occur of (i) February 25, 1999 and (ii) the termination of this Agreement, the Trustee shall distribute any amount remaining in the related Pre-Funding Account as part of the Amount Available for the immediately following Remittance Date, net of any investment earnings, to the related Class 1A or Class 2A Certificateholders, in proportion to the related Class 1A Principal Balance and the Class 2A Principal Balance, respectively, to reduce the related Class 1A Principal Balance and the Class 2A Principal Balance until the related Class 1A Principal Balance and the Class 2A Principal Balance are zero.

     (d) Except as otherwise provided in the next succeeding sentence and Sections 6.06(e) and 6.07, all distributions made to the Class 1A Certificateholders, Class 2A Certificateholders or Class R Certificateholders as a Class on each Remittance Date will be made on a pro rata basis among the Certificateholders of record of the respective Class on the immediately preceding Record Date based on the Percentage Interest represented by their respective Certificates, and shall be made by wire transfer of immediately available funds to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall own of record (i) any Class R Certificate, or (ii) any Class A Certificate with an initial related Class A Principal Balance in excess of $5,000,000 appearing in the Certificate Register and shall have provided timely and complete wiring instructions, and otherwise by check mailed to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in the manner, but only upon presentment and surrender of such Certificate at the location specified in the notice to Certificateholders of such final distribution.

     (e) Each distribution with respect to a Book-Entry Certificate shall be paid to the Depository, which shall credit the amount of such distribution to the accounts of its Depository Participants in accordance with its normal procedures. Each Depository Participant shall be responsible for disbursing such distribution to the Certificate Owners that it represents and to each indirect participating brokerage firm (a "brokerage firm" or "indirect participating firm") for which it acts as agent. Each brokerage firm shall be responsible for disbursing funds to the Certificate Owners that it represents. All such credits and disbursements with respect to a Book-Entry Certificate are to be made by the Depository and the Depository Participants in accordance with the provisions of the Class A Certificates. None of the Trustee, the Certificate Registrar, the Depositor nor the Servicer shall have any responsibility therefor except as otherwise provided by applicable law.

     To the extent applicable and not contrary to the rules of the Depository, the Trustee shall comply with the provisions of the form of the respective Class A Certificate as set forth in Exhibits B-1 and B-2.

     Section 6.07 Insufficiency of Amount Available or Net Excess Amount Available.

     If as of any Remittance Date the Amount Available, if such Remittance Date is prior to the Cross-Over Date, or the related Net Excess Amount Available plus that additional portion of the Amount Available constituting Excess Spread available to pay the related Class A Interest Remittance Amount with respect to the related Class of Class A Certificates pursuant to Section 6.06(c)(A)(Y)(i) with respect to Group 1 and Section 6.06(c)(B)(Y)(i) with respect to Group 2 above, if such Remittance Date is on or after the Cross-Over Date, is insufficient to pay the related Class A Certificateholders the related Class A Interest Remittance Amount, then the related Amount Available or related Net Excess Amount Available, plus that additional portion of the related Amount Available constituting Excess Spread with respect to the related Group available to pay the related Class A Interest Remittance Amount with respect to the related Class of Class A Certificates pursuant to Section 6.06(c)(A)(Y)(i) with respect to Group 1, and Section 6.06(c)(B)(Y)(i) with respect to Group 2 above, as the case may be, shall be distributed by the Trustee to the related Class A Certificateholders (including the Certificate Insurer as subrogee thereof) as follows, with respect to each
Group: first, to the extent of the related Class A Remittance Amount with respect to the related Class of Class A Certificates exclusive of that portion of the related Class A Carry-Forward Amount representing amounts previously covered by Insured Payments with respect to the related Group or interest accrued in respect of such Insured Payments, in proportion to the amount of interest that would have been distributed to such related Class A Certificateholder absent such shortfall; and second, that portion of the related Class A Carry-Forward Amount representing amounts previously covered by Insured Payments with respect to the related Group or interest accrued in respect of such Insured Payments with respect to the related Group, in proportion to the amount of interest that would have been distributed to such related Class A Certificateholder absent such shortfall.

     Section 6.08 Statements.

     On or before 10:00 a.m. New York City time on the Determination Date, the Servicer shall deliver to the Certificate Insurer and the Trustee, by telecopy, the receipt and legibility of which shall be confirmed telephonically, with hard copy thereof (and in the case of the remittance report referenced below, such report to the Trustee in computer readable magnetic tape, electronic data file or equivalent form) to be delivered on the following Business Day, a certificate signed by a Servicing Officer and the Servicer's Monthly Remittance Report substantially in the form attached hereto as Exhibit Q (together, the "Servicer's Certificate") stating the date (day, month and year), the series number of the Certificates, the date of this Agreement, and the following information with respect to each Group:

          (i) The Available Remittance Amount for the related Remittance Date and any portion thereof that has been deposited in the related Certificate Account but, pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code, may not be withdrawn therefrom, the Amount Available with respect to each Group and the Net Excess Amount Available with respect to each Group;

          (ii) The Class 1A Principal Balance with respect to each Class of Class 1A Certificates, the Class 2A Principal Balance with respect to each Class of Class 2A Certificates and the related Sub-Pool Principal Balance as reported in the prior Servicer's Certificate pursuant to subclause (xii) below, or, in the case of the first Determination Date, the Original Class 1A Principal Balance and the Original Class 2A Principal Balance;

          (iii) The number and Principal Balances of all Mortgage Loans which were the subject of Principal Prepayments during the related Due Period;

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



          (iv) The amount of all Curtailments which were received during the Due Period;

          (v) The combined aggregate amount of (i) all Excess Payments and (ii) the principal portion of all Monthly Payments received during the related Due Period;

          (vi) The amount of interest received on the Mortgage Loans;

          (vii) The amount of the Monthly Advances to be made on the Determination Date, the Compensating Interest payment to be made on the Determination Date, the related Interest Coverage Addition, if any, to be made on the Remittance Date and the amount to be deposited into the related Certificate Account from funds on deposit in the related Reserve Account pursuant to Section 6.14(c) on the Remittance Date;

          (viii) The delinquency and foreclosure information calculated as of the end of the month preceding the Determination Date set forth in the form attached hereto as Exhibit N;

          (ix) The Class A Principal Remittance Amount, the Class 1A Interest Remittance Amount, the Class 2A Interest Remittance Amount and for the related Remittance Date with the components thereof stated separately and the portion of the Class A Principal Remittance Amount to be distributed to the Class 1A Certificateholders and the Class 2A Certificateholders, respectively;

          (x) With respect to each Sub-Pool, (a) the amount of the Insured Payment, if any, to be made on the related Remittance Date, separately identified with respect to the Class 1A Certificates and the Class 2A Certificates, (b) the amount, if any, of previously unreimbursed Insured Payments, and (c) the aggregate portion of the amounts described in clause
     (ix) above that represents unpaid interest accrued in respect of Insured Payments in accordance with the definition of Class A CarryForward Amount;

          (xi) The amount to be distributed to the Class R Certificateholders for the Remittance Date;

          (xii) The Class 1A Principal Balance with respect to each Class of Class 1A Certificates, the Class 2A Principal Balance and the related Sub-Pool Principal Balances after giving effect to the distribution to be made on the related Remittance Date;

          (xiii) With respect to each Group, the weighted average maturity and the weighted average Mortgage Rate;

          (xiv) The Servicing Fees and the amounts to be paid to the Certificate Insurer as the Monthly Premium pursuant to Section 6.02(i) above and to the related Trustee Expense Account pursuant to Section 6.03;

          (xv) The amount of all payments or reimbursements to the Servicer pursuant to Section 5.04 (ii), (iv), (vi) and (ix) above and the amounts, if any, withdrawn pursuant to 5.04 (v) and (vii) above;

          (xvi) The related Sub-Pool Factor determined using the related Sub-Pool Principal Balance in subclause (xii) above, computed to seven (7) decimal places;

          (xvii) With respect to each Group, the Excess Spread to be deposited in the related Certificate Account pursuant to Section 6.01(iii) above;

          (xviii) With respect to each Group, (a) the allocation of Excess Spread to be distributed pursuant to Section 6.06(c) above to Class 1A and Class 2A Certificateholders, to the Servicer and/or Depositor as Reimbursable Amounts, to the Servicer as Nonrecoverable Advances and to the Class R Certificateholders and (b) the Available Funds Cap Carry Forward Amount for the immediately preceding Remittance Date;

          (xix) With respect to each Sub-Pool, the sum of all Realized Losses since the Closing Date, the Subordinated Amount as of such Remittance Date, and the Unrecovered Class A Portion if any;

          (xx) The amounts which are reimbursable to the Servicer or the Depositor, as appropriate, pursuant to Sections 6.02, 6.03(c), 6.04 and 6.06(c) above;

          (xxi) With respect to each Group, the number of Mortgage Loans at the beginning and at the end of the related Due Period;

          (xxii) If the related Remittance Date is the final Remittance Date in connection with the purchase by the Servicer of all the Mortgage Loans and REO Properties of the related Group pursuant to Section 11.01, the Termination Price;

          (xxiii) With respect to each Sub-Pool, for the December 28, 1998 Remittance Date, the balance of the related Pre-Funded Amount that has not been used to purchase Subsequent Mortgage Loans and that is being distributed to the related Classes of Class A Certificateholders as a mandatory prepayment of principal, if any, on such Remittance Date pursuant to the last paragraph of Section 6.06(c) above;

          (xxiv) With respect to each Sub-Pool, the Overcollateralization Amount after giving effect to the distribution of the related Class A Principal Remittance Amount on such Remittance Date, the Required
     Overcollateralization Amount for such

     Remittance Date and the amount of the related Additional Principal to be distributed on such Remittance Date;

          (xxv) The amount on deposit in the Reserve Accounts for such Remittance Date and the amount, if any, to be released to the Class R Certificateholders from the Reserve Accounts pursuant to Section 6.14(c);

          (xxvi) Such other information as the Certificate Insurer and the Certificateholders may reasonably request and which is produced or available in the ordinary course of the Servicer's business; and

          (xxvii) The aggregate unpaid principal balance of all delinquent Mortgage Loans repurchased by the Servicer on any Determination Date and cumulatively since the Closing Date pursuant to Section 5.11.

     The Trustee shall forward copies of such Servicer's Certificate to the Certificateholders and Moody's on the Remittance Date. All reports prepared by the Trustee of such withdrawals and deposits will be based in whole or in part upon the information provided to the Trustee by the Servicer, and the Trustee may fully rely upon and shall have no liability with respect to such information provided by the Servicer.

     To the extent that there are inconsistencies between the telecopy of the Servicer's Certificate and the hard copy thereof, the Trustee shall be entitled to rely upon the telecopy.

     In the case of information furnished pursuant to subclauses (ii), (iii),
(iv), (v), (ix), (x) and (xii) above, the amounts shall be expressed in a separate section of the report as a dollar amount for each Class per $1,000 original dollar amount as of the Cut-off Date, in the case of such information relevant to Class A Certificateholders.

     (a) Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish to the Trustee for distribution to each Person who at any time during the calendar year was a Class A Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information set forth in subclauses (vi), (ix) and (xiv) above, aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Trustee or the Certificateholders pursuant to any requirements of the Code as from time to time are in force.

     (b) On each Remittance Date, the Trustee shall forward to the Class R Certificateholders a copy of the reports forwarded to the Class A Certificateholders in respect of such Remittance Date and a statement setting forth the amounts actually distributed to the Class R Certificateholders on such Remittance Date together with such other information as the Servicer deems necessary or appropriate.

     (c) Within a reasonable period of time after the end of each calendar year, the Servicer shall furnish to the Trustee for distribution to each Person who at any time during the calendar year was a Class R Certificateholder, if requested in writing by such Person, such information as is reasonably necessary to provide to such Person a statement containing the information provided pursuant to the previous paragraph aggregated for such calendar year or applicable portion thereof during which such Person was a Class R Certificateholder. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Servicer to the Trustee or the Certificateholders pursuant to any requirements of the Code as from time to time in force.

     (d) Upon reasonable advance notice in writing, the Servicer will provide to each Class A Certificateholder which is a savings and loan association, bank or insurance company access to information and documentation regarding the Mortgage Loans sufficient to permit such Class A Certificateholders to comply with applicable regulations of the FDIC or other regulatory authorities with respect to investment in the Class A Certificates.

     (e) The Servicer shall furnish to each Certificateholder, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate with respect to the Certificateholder, or otherwise with respect to the purposes of this Agreement, all such reports or information to be provided by and in accordance with such applicable instructions and directions as the Certificateholder may reasonably require; provided, that the Servicer shall be entitled to be reimbursed by such Certificateholder for the Servicer's actual expenses incurred in providing such reports, if such reports are not generally produced in the ordinary course of the Servicer's business.

     (f) Reports and computer tapes furnished by the Servicer pursuant to this Agreement shall be deemed confidential and of proprietary nature, and shall not be copied or distributed except in connection with the purposes and requirements of this Agreement. No Person entitled to receive copies of such reports or tapes shall use the information therein for the purpose of soliciting the customers of the Depositor or for any other purpose except as set forth in this Agreement.

     (g) Within a reasonable period of time after the Closing Date, the Servicer will provide to the Certificate Insurer, or its designee, a computer tape or electronic transmission (a "Data Tape"), in a format and containing such of the servicing data maintained by the Servicer with respect to the Mortgage Loans as of the Cut-off Date as shall be mutually agreed to by the Servicer and the Certificate Insurer (but in any event the Data Tape shall contain the Servicer's Monthly Remittance Report and such other information as the Certificate Insurer may reasonably request), together with a written explanation (the "Data Dictionary") of each of the data fields included in such Data Tape. Thereafter, on a monthly basis, the Servicer will provide to the Certificate Insurer, or its designee, a Data Tape as of the end of the preceding Due Period, together with a written explanation of any revisions made to the Data Dictionary during the preceding Due Period. The Certificate Insurer shall have no duty or obligation with respect to the accuracy of the information contained in any Data Tape or in the Data Dictionary.

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     Section 6.09 Advances by the Servicer.

     Not later than 4:00 p.m. New York time on the Determination Date, the Servicer shall remit to the Trustee for deposit in the related Certificate Account an amount (as indicated in the Servicer's Certificate prepared pursuant to Section 6.08 above), to be distributed on the related Remittance Date pursuant to Section 6.06 above, equal to the sum of, with respect to each Sub-Pool (a) the interest portions of the aggregate amount of Monthly Payments due but not received during the related Due Period (net of the Servicing Fee, the Annual Trustee Expense Amount and, after the Cross-Over Date, the Excess Spread with respect to the related Sub-Pool), plus (b) with respect to each REO Property with respect to the related Sub-Pool, which was acquired during or prior to the related Due Period and as to which an REO Disposition did not occur during the related Due Period, an amount equal to the excess, if any, of interest on the Principal Balance of such REO Property at the related Mortgage Rate (net of the Servicing Fee, the Annual Trustee Expense Amount and, after the Cross-Over Date, the Excess Spread with respect to the related Group) for the most recently ended calendar month over the net income from the REO Property transferred to the Principal and Interest Account with respect to the related Sub-Pool during the related Due Period pursuant to Section 5.10 above, plus (c) with respect to a Mortgage Loan with a delinquent Balloon Payment, an amount equal to the assumed interest portion of the aggregate amount of the Monthly Payment that would have been due on the related Due Period (net of the Servicing Fee, the Annual Trustee Expense Amount and, after the CrossOver Date, the Excess Spread with respect to the related Sub-Pool) based on the original amortization schedule for such Mortgage Loan, plus (d) with respect to each Remittance Date, the amount necessary on the first, second, third, and fourth Remittance Dates to pay 30 days' interest with respect to each non-delinquent Mortgage Loan (net of the Servicing Fee and the Annual Trustee Expense Amount), plus (e) with respect to each Remittance Date, if pursuant to Section 5.04(ii) above the Servicer has previously reimbursed itself for a Monthly Advance made pursuant to Section 6.09(c) or Section 6.09(d) above, then an amount equal to such amount previously reimbursed, such sum being defined herein as the "Monthly Advance". In lieu of making all or a portion of such Monthly Advance from its own funds, the Servicer may (i) cause to be made an appropriate entry in its records relating to the Principal and Interest Account with respect to the related Sub-Pool that any amount held in the Principal and Interest Account with respect to the related Sub-Pool, and not required for distribution on the immediately succeeding Remittance Date has been used by the Servicer in discharge of its obligation to make any such Monthly Advance and (ii) transfer such funds from the Principal and Interest Account with respect to the related Sub-Pool, to the related Certificate Account. Any funds so applied and transferred shall be replaced by the Servicer by deposit in the related Principal and Interest Account no later than the close of business on the Business Day immediately preceding the Remittance Date on which such funds are required to be distributed pursuant to this Agreement. The Servicer may reimburse itself pursuant to Section 5.04 above for Monthly Advances made from its own funds. Notwithstanding the foregoing, the Monthly Advance required on the first Remittance Date by Section 6.09(d) above shall be mandatory, and each successive Monthly Advance pursuant to Section 6.09(d) and Section 6.09(e) above shall be made if and to the extent the Servicer has reimbursed itself for amounts previously advanced pursuant to such Sections 6.09(d) and 6.09(e), as the case may be.

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     Section 6.10 Compensating Interest.

     Not later than the close of business on each Determination Date, with respect to each Mortgage Loan for which a Principal Prepayment or Curtailment was received during the related Due Period, the Servicer shall remit to the Trustee for deposit in the related Certificate Account from amounts otherwise payable to it as Servicing Compensation (as indicated in the Servicer's Certificate prepared pursuant to Section 6.08 above), an amount equal to the difference between (a) 30 days' interest on the Principal Balance of each such Mortgage Loan (other than a Periodic Payment Loan) or 28 days interest on the Principal Balance of each such Periodic Payment Loan immediately following the Remittance Date in the related Due Period at the Mortgage Rate, net of the Servicing Fee and the Annual Trustee Expense Amount, and after the related Cross-Over Date, the Excess Spread with respect to the related Group, and (b) the amount of interest actually received on each such Mortgage Loan for such Due Period, net of the Servicing Fee, the Annual Trustee Expense Amount, and after the related Cross-Over Date, the Excess Spread with respect to the related Group.

     Section 6.11 [Reserved].

     Section 6.12 Pre-Funding Account.

     (a) With respect to each Sub-Pool and no later than the Closing Date, the Trustee shall establish one or more segregated trust accounts that are Eligible Accounts, which shall be titled, with respect to Sub-Pool I, "Sub-Pool I Pre-Funding Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998- 4", with respect to Sub-Pool II, "Sub-Pool II Pre-Funding Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998- 4", with respect to Sub-Pool III, "Sub-Pool III Pre-Funding Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998- 4", and with respect to Sub-Pool IV, "Sub-Pool IV Pre-Funding Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4". The Trustee shall, promptly upon receipt, deposit in the related Pre-Funding Account and retain therein the Original Pre-Funded Amount with respect to the related Sub-Pool remitted on the Closing Date to the Trustee by the Depositor. At no time will the related Pre-Funding Account be an asset of the Trust Fund REMIC. All income and gain realized from investment of funds deposited in each Pre-Funding Account shall be for the sole and exclusive benefit of the Depositor and shall be remitted by the Trustee to the Depositor on the first Business Day following each Remittance Date. The Depositor shall deposit in the related Pre-Funding Account the amount of any net loss incurred in respect of any such Permitted Investments upon realization of such loss.

     (b) Amounts on deposit in the related Pre-Funding Account shall be withdrawn by the Trustee as follows:


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          (i) On any Subsequent Transfer Date, the Trustee, upon written direction from the Depositor, shall withdraw from the related Pre-Funding Account an amount equal to 100% of the Principal Balances of the Subsequent Mortgage Loans with respect to the related Sub-Pool transferred and assigned to the Trustee on such Subsequent Transfer Date and pay such amount to or upon the order of the Depositor upon satisfaction of the conditions with respect to such transfer and assignment set forth in
     Section 2.10(b) above with respect to all Subsequent Mortgage Loans,
     Section 2.10(c) with respect to Group 1 Subsequent Mortgage Loans and
     Section 2.10(d) with respect to Group 2 Subsequent Mortgage Loans;

          (ii) If the related Pre-Funded Amount has not been reduced to zero during the Funding Period, on February 25, 1999, the Trustee shall withdraw any amount remaining in the related Pre-Funding Account, net of investment earnings, and deposit such amount in the related Certificate Account in order to effect the distributions described in the last paragraph of
     Section 6.06(c) above on the immediately following Remittance Date and remit any remaining balance to the Depositor;

and also, in no particular order of priority:

          (iv) to withdraw any amount not required to be deposited in the related Pre-Funding Account or deposited therein in error;

          (v) to withdraw investment earnings, and

          (vi) to clear and terminate the related Pre-Funding Account upon the earliest to occur of (A) February 25, 1999, (B) the termination of this Agreement and (C) the termination of the related Group, with any amounts remaining on deposit therein being paid to the Class R Certificateholders.

     Section 6.13 Interest Coverage Account.

     (a) With respect to each Group and no later than the Closing Date, the Trustee shall establish and maintain with itself a separate, segregated trust account, which shall be an Eligible Account, titled, with respect to Group 1, "Group 1 Interest Coverage Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4", and with respect to Group 2, "Group 2 Interest Coverage Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4." The Trustee shall, promptly upon receipt, deposit in the related Interest Coverage Account and retain therein the related Interest Coverage Amount remitted on the Closing Date or any Subsequent Transfer Date to the Trustee by the Depositor. Funds deposited in the related Interest Coverage Account shall be held in trust by the Trustee for the Certificateholders for the uses and purposes set forth herein. For federal income tax purposes, the Depositor shall be the owner of the related Interest Coverage Account and shall report all items of income, deduction, gain or loss arising therefrom. At no time will any Interest Coverage

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



Account be an asset of the Trust Fund REMIC. All income and gain realized from investment of funds deposited in each Interest Coverage Account shall be for the sole and exclusive benefit of the Depositor and shall be remitted by the Trustee to the Depositor on the first Business Day following each Remittance Date. The Depositor shall deposit in the related Interest Coverage Account the amount of any net loss incurred in respect of any such Permitted Investment immediately upon realization of such loss.

     (b) With respect to each Group and on the December 28, 1998 Remittance Date, the Trustee shall withdraw from the related Interest Coverage Account and deposit in the related Certificate Account an amount, as provided in the Servicer's Monthly Remittance Report, equal to the sum of (A) (i) 30 days' interest on the related Original Pre-Funded Amount calculated at an annual rate equal to 10.12143% with respect to Sub-Pool I, 10.32991% with respect to Sub-Pool II, 10.07567% with respect to Sub-Pool III and 10.08917% with respect to Sub-Pool IV minus (ii) the sum of (1) interest payments received on Subsequent Mortgage Loans with respect to the related Sub-Pool during the related Due Period and (2) Monthly Advances in respect of interest portions of delinquent Monthly Payments on Subsequent Mortgage Loans with respect to the related Sub-Pool conveyed to the Trustee during the related Due Period and (B) the interest portion of any Deferred Payments that would otherwise be due during the related Due Period.

     (c) With respect to each Group and on the January 25, 1999 Remittance Date, the Trustee shall withdraw from the related Interest Coverage Account and deposit in the related Certificate Account an amount, as provided in the Servicer's Monthly Remittance Report, equal to the sum of (A) (i) 30 days' interest on the related Original Pre-Funded Amount minus the aggregate Principal Balance of Subsequent Mortgage Loans conveyed to the Trustee having a Due Date prior to December 1, 1998 at an annual rate equal to 10.12143% with respect to Sub-Pool I, 10.32991% with respect to Sub-Pool II, 10.07567% with respect to Sub-Pool III and 10.08917% with respect to Sub-Pool IV minus (ii) the sum of (1) interest payments received on Subsequent Mortgage Loans conveyed to the Trustee during the related Due Period and (2) Monthly Advances in respect of interest portions of delinquent Monthly Payments on Subsequent Mortgage Loans with respect to the related Sub-Pool conveyed to the Trustee during the related Due Period and (B) the interest portion of any Deferred Payment that would otherwise be due during the related Due Period.

     (d) With respect to each Group and on February 16, 1999, the Trustee shall withdraw from the related Interest Coverage Account and deposit in the related Certificate Account an amount, as provided in the Servicer's Monthly Remittance Report, equal to the sum of (A) (i) 30 days' interest on the related Original Pre-Funded Amount minus the aggregate Principal Balance of Subsequent Mortgage Loans conveyed to the Trustee having a Due Date prior to December 1, 1998 at an annual rate equal to 10.12143% with respect to Sub-Pool I, 10.32991% with respect to Sub-Pool II, 10.07567% with respect to Sub-Pool III and 10.08917% with respect to Sub-Pool IV minus (ii) the sum of (1) interest payments received on Subsequent Mortgage Loans conveyed to the Trustee during the related Due Period and (2) Monthly Advances in respect of interest portions of delinquent Monthly Payments on Subsequent Mortgage Loans with respect to the related Sub-Pool conveyed to the Trustee during the related Due Period and

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



(B) the interest portion of any Deferred Payment that would otherwise be due during the related Due Period.

     (e) With respect to each Sub-Pool and on the date of conveyance of a Subsequent Mortgage Loan to the Trustee, excess funds on deposit in the related Interest Coverage Account in an amount equal to the product of (i) the Principal Balance of such Subsequent Mortgage Loan and (ii) 10.12143% with respect to Sub-Pool I, 10.32991% with respect to Sub-Pool II, 10.07567% with respect to Sub-Pool III and 10.08917% with respect to Sub-Pool IV and (iii) a fraction, the numerator of which is the number of days from the Subsequent Transfer Date to February 25, 1999 and the denominator of which is 360 days, shall be remitted immediately to the Depositor.

     (f) With respect to each Sub-Pool and upon the earlier of (i) the February 25, 1999 Remittance Date, (ii) the reduction of the related Class 1A Principal Balance or the Class 2A Principal Balance to zero, (iii) the termination of this Agreement in accordance with Section 11.01, (iv) the date of the conveyance of the last Subsequent Mortgage Loan to the Trustee, as set forth in a written letter of instruction by the Servicer to the Trustee, or (v) termination of the related Sub-Pool, any amount remaining on deposit in the related Interest Coverage Account after distributions pursuant to Sections 6.13(b), 6.13(c) and 6.13(d) above and any transfers pursuant to Section 6.14(a) shall be withdrawn by the Trustee and paid to the Depositor.

     Section 6.14 Reserve Account.

     (a) If necessary, with respect to each Group and no later than February 15, 1999, the Depositor or the Certificate Insurer may instruct the Trustee in writing to establish and maintain with itself a separate, segregated trust account, which shall be an Eligible Account, titled, with respect to Group 1, "Group 1 Reserve Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4" and with respect to Group 2, "Group 2 Reserve Account, LaSalle National Bank, as trustee for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4." The Trustee shall, (i) in accordance with the written instructions of the Depositor, if any, promptly transfer from the related Interest Coverage Account and deposit in and retain in the related Reserve Account, the Reserve Account Interest Deposit equal to the interest portion of any Deferred Payments that would otherwise be due after February 15, 1999, which amount shall be set forth in such instructions and (ii) in accordance with the Insurance Agreement Supplement (as defined in the Insurance Agreement), promptly upon receipt, deposit in and retain in the related Reserve Account the required Reserve Account Deposit set forth in such Insurance Agreement Supplement remitted to the Trustee by the Depositor. Funds deposited in the related Reserve Account shall be held in trust by the Trustee for the Certificateholders for the uses and purposes set forth herein.

     (b) Each Reserve Account will be an asset of the Trust Fund REMIC and will be treated as a "qualified reserve fund" within the meaning of Treasury regulations Section 1.860G- 2(g)(2). Amounts on deposit in the related Reserve Account shall not be invested.


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



     (c) With respect to each Group and on and after the February 25, 1999 Remittance Date, amounts, if any, on deposit in the related Reserve Account shall be withdrawn on each Remittance Date by the Trustee to be applied, at the written direction of the Servicer, as follows:

          (i)(A) to deposit in the Group 1 or Group 2 Certificate Account, as applicable, an amount equal to the interest portion of any related Deferred Payment that would otherwise be due during the related Due Period, (B) to deposit in the Group 1 Certificate Account, an amount equal to the excess of the sum of the Class A Remittance Amounts with respect to the Class 1A Certificates for such Remittance Date over the Amount Available (exclusive of clauses (v) and (vi) of the definition thereof) with respect to Group 1 for such Remittance Date and (C) to deposit in the Group 2 Certificate Account, an amount equal to the excess of the sum of the Class A Remittance Amounts with respect to the Class 2A Certificates for such Remittance Date over the Amount Available (exclusive of clauses (v) and (vi) of the definition thereof) with respect to Group 2 for such Remittance Date;

          (ii) to release to the Class R Certificateholders, on each Remittance Date on which the sum of the Overcollateralization Amount for a Group and the amount on deposit in the related Reserve Account exceeds the Required Overcollateralization Amount for such Group, the lesser of (A) the amount, if any, remaining in the Reserve Account and (B) such excess, after giving effect to all payments to be made on the related Class A Certificates on such Remittance Date; and

          (iii) to clear and terminate the related Reserve Account upon termination of this Agreement with any amounts on deposit therein being paid to the Class R Certificateholders.

     (d) Upon the earlier to occur of the Cross-Over Date with respect to the related Group or the Remittance Date on which all amounts due have been paid to the related Class A Certificateholders, including the Certificate Insurer as subrogee of the Class A Certificateholders, the Trustee, after making any withdrawals from the related Reserve Account required pursuant to Section 6.14(c) above, shall clear and terminate the related Reserve Account, liquidate, upon the written direction of the Class R Certificateholders holding an aggregate Percentage Interest equal to at least 51%, any investments therein, and pay any uninvested funds therein or the proceeds of such liquidation to the Class R Certificateholders.

     Section 6.15 [Reserved]

     Section 6.16 Compliance with Withholding Requirements.

     Notwithstanding any other provision of this Agreement, the Trustee shall comply with all federal withholding requirements respecting payments to Certificateholders of interest or original issue discount that the Trustee reasonably believes are applicable under the Code. The consent of Certificateholders shall not be required for such withholding. In the event the Trustee

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



does withhold any amount from interest or original issue discount payments or advances thereof to any Certificateholder pursuant to federal withholding requirements, the Trustee shall indicate the amount withheld to such Certificateholders.






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



                                   ARTICLE VII
                           GENERAL SERVICING PROCEDURE

     Section 7.01 Assumption Agreements.

     When a Mortgaged Property has been or is about to be conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance or prospective conveyance, exercise its rights to accelerate the maturity of the related Mortgage Loan under any "due-on-sale" clause contained in the related Mortgage or Mortgage Note; provided, however, that the Servicer shall not exercise any such right if the "due-on-sale" clause, in the reasonable belief of the Servicer, is not enforceable under applicable law. In such event, the Servicer shall enter into an assumption and modification agreement with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable law or the Mortgage Documents, the Mortgagor remains liable thereon. The Servicer is also authorized with the prior approval of the Certificate Insurer to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as Mortgagor and becomes liable under the Mortgage Note. The Servicer shall notify the Trustee and the Certificate Insurer that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement and a duplicate thereof to the Certificate Insurer, which original shall be added by the Trustee to the related Trustee's Mortgage File and shall, for all purposes, be considered a part of such Trustee's Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any assumption or substitution agreement entered into pursuant to this Section 7.01, the Servicer shall not change the Mortgage Rate or the Monthly Payment, defer or forgive the payment of principal or interest, reduce the outstanding principal amount or extend the final maturity date on such Mortgage Loan. Any fee collected by the Servicer for consenting to any such conveyance or entering into an assumption or substitution agreement shall be retained by or paid to the Servicer as additional Servicing Compensation.

     Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.

     Section 7.02 Satisfaction of Mortgages and Release of Mortgage Files.

     The Servicer shall not grant a satisfaction or release of a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or otherwise prejudice any right the Certificateholders may have under the mortgage instruments subject to Section 5.01 above. The Servicer shall maintain the Fidelity Bond as provided for in Section 5.09 above insuring the Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.


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



     Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Trustee (if it holds the related Trustee's Mortgage File) or the Custodian, as the case may be, by an Officers' Certificate in the form of Exhibit I attached hereto (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Principal and Interest Account pursuant to Section 5.03 above have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Trustee's Mortgage File. Upon receipt of such certification and request, the Trustee or such Custodian, as the case may be, shall promptly release the related Trustee's Mortgage File to the Servicer. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be payable only from and to the extent of Servicing Compensation with respect to the related Group and shall not be chargeable to the related Principal and Interest Account or the related Certificate Account.

     With respect to any Mortgage Note released by the Trustee to the Servicer or to any Subservicer in accordance with the terms of this Agreement, other than a release or satisfaction pursuant to the second paragraph of this Section 7.02, prior to such release, the Trustee shall (a) complete all endorsements in blank so that the endorsement reads "Pay to the order of LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of November 1, 1998, Series 1998-4" and (b) complete a restrictive endorsement that reads "LaSalle National Bank is the holder of the mortgage note for the benefit of the Certificateholders under the Pooling and Servicing Agreement, dated as of November 1, 1998, Series 1998-4" with respect to those Mortgage Notes currently endorsed "Pay to the order of holder", if any.

     From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any primary mortgage guaranty insurance policy, the Trustee shall, upon request of the Servicer and delivery to the Trustee of a certification in the form of Exhibit I attached hereto signed by a Servicing Officer, release the related Trustee's Mortgage File or any document therein to the Servicer, and the Trustee shall execute such documents as shall be necessary to the prosecution of any such proceedings. Such servicing receipt shall obligate the Servicer to return the Trustee's Mortgage File or any document released therefrom to the Trustee when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Net Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Principal and Interest Account with respect to each Sub-Pool, and remitted to the Trustee for deposit in the related Certificate Account or the Trustee's Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Trustee's Mortgage File or such document was delivered and the purpose or purposes of such delivery. Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Trustee to the Servicer.


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



     The Trustee shall execute and deliver to the Servicer any court pleadings, requests for trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale. The Trustee shall, upon receipt of a written request from a Servicing Officer, execute any document provided to the Trustee by the Servicer or take any other action requested in such request that is, in the opinion of the Servicer as evidenced by such request, required by any state or other jurisdiction to discharge the lien of a Mortgage upon the satisfaction thereof and the Trustee will sign and post, but will not guarantee receipt of, any such documents to the Servicer, or such other party as the Servicer may direct, within five Business Days, or more promptly if needed, of the Trustee's receipt of such certificate or documents. Such certificate or documents shall establish to the Trustee's satisfaction that the related Mortgage Loan has been paid in full by or on behalf of the Mortgagor and that such payment has been deposited in the Principal and Interest Account.

     Section 7.03 Servicing Compensation.

     As compensation for its services under this Agreement, subject to Section
5.03 and Section 6.10 (pursuant to which Servicing Compensation is reduced), the Servicer shall be entitled to withdraw from the Principal and Interest Account with respect to the related Sub-Pool or to retain from interest payments on the Mortgage Loans, the Servicer's Servicing Fee. Additional servicing compensation in the form of assumption and other administrative fees, interest paid on funds on deposit in the Principal and Interest Accounts, interest paid and earnings realized on Permitted Instruments in the Principal and Interest Accounts, Certificate Accounts and Trustee Expense Accounts, amounts remitted pursuant to Sections 6.03(c)(iii), 6.04 and 7.01 above, late payment charges and Excess Proceeds shall be retained by or remitted to the Servicer to the extent not required to be remitted to the Trustee for deposit in the Certificate Accounts. The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for herein. The Depositor's Yield is the property of the Depositor, and not the property of the Servicer, and such ownership shall not be affected by any termination of the Servicer.

     Section 7.04 Annual Statement as to Compliance.

     The Servicer will deliver to the Certificate Insurer, the Trustee, S&P, Moody's, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc., not later than the last day of the fourth month following the end of the Servicer's fiscal year, beginning for the fiscal year ending June 30, 1999, an Officer's Certificate stating that (i) the Servicer has fully complied with the provisions of Articles V and VII, (ii) a review of the activities of the Servicer during the preceding fiscal year and of performance under this Agreement has been made under

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



such officer's supervision, and (iii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken by the Servicer to cure such default.

     Section 7.05 Annual Independent Public Accountants' Servicing Report and Comfort Letter.

     Not later than the last day of the fourth month following the end of the Servicer's fiscal year, beginning for the fiscal year ending June 30, 1999, the Servicer, at its expense, shall cause a firm of independent public accountants reasonably acceptable to the Trustee and the Certificate Insurer to furnish (1) a letter or letters to the Certificate Insurer, the Trustee, S&P, Moody's, Merrill Lynch, Pierce, Fenner & Smith Incorporated and J.P. Morgan Securities Inc. to the effect that such firm has with respect to the Servicer's overall servicing operations examined such operations in accordance with the requirements of the Uniform Single Audit Program for Mortgage Bankers, and stating such firm's conclusions relating thereto and (2) a letter to the effect that such firm has examined Section 6.08 of this Agreement (or the comparable section of a substantially similar agreement of the Servicer, as Servicer, under which certain payments to the holders of certificates are guaranteed by the Certificate Insurer) and verified the mathematical accuracy of the amounts reported by the Servicer and that such amounts were computed in accordance with the terms of this Agreement (or such comparable agreement).

     Section 7.06 Certificateholder's, Trustee's and Certificate Insurer's Right to Examine Servicer Records.

     (a) Each Certificateholder, the Trustee and the Certificate Insurer shall have the right upon reasonable prior notice, during normal business hours and as often as reasonably required, to examine and audit any and all of the books, records or other information of the Servicer, whether held by the Servicer or by another on behalf of the Servicer, which may be relevant to the performance or observance by the Servicer of the terms, covenants or conditions of this Agreement.

     (b) More specifically (but without derogation of the more general right of inspection referred to in subsection (a) above), the Certificate Insurer or its agents or representatives also shall have the right, upon reasonable notice and during normal business hours on the Servicer's or any Subservicer's premises, as the case may be, to examine, review and audit the books, records and files of the Servicer or any Subservicer relating to the Mortgage Loans (including, without limitation, any servicing and origination files) and the servicing thereof and to receive such other information as the Certificate Insurer may reasonably request, and to make such copies or take excerpts from such books, records and files as any such agent or representative deems necessary or advisable. During any such examination or review, the Servicer or Subservicer, as the case may be, shall make its employees, auditors, representatives or agents knowledgeable about the books, records and/or files being examined or reviewed available to the Certificate Insurer, its agents or representatives. In addition, the Servicer, upon request of the

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Certificate Insurer, will permit the Certificate Insurer or its authorized agents to discuss the affairs, finances and accounts of the Servicer with such Servicer's independent accountants. Unless an Event of Default shall have occurred and be continuing, the reasonable and customary out of pocket costs and expenses of the Servicer or its representatives or agents in connection with any such examination, review or discussion under this subsection (b) shall be paid by the Servicer, and the costs and expenses of the Certificate Insurer, its agents or representatives shall be paid by the Certificate Insurer. During the period in which an Event of Default is continuing, any costs and expenses of the Certificate Insurer, its agents and representatives and of the Servicer, its agents and representatives shall be paid solely by the Servicer.

     Section 7.07 Reports to the Trustee; Principal and Interest Account Statements.

     If any Principal and Interest Account is not maintained with the Trustee, then not later than 25 days after each Record Date, the Servicer shall forward to the Trustee a statement, certified by a Servicing Officer, setting forth the status of such Principal and Interest Account as of the close of business on the preceding Record Date and showing, for the period covered by such statement, the aggregate of deposits into such Principal and Interest Account for each category of deposit specified in Section 5.03 above, the aggregate of withdrawals from such Principal and Interest Account for each category of withdrawal specified in
Section 5.04 above, the aggregate amount of permitted withdrawals not made in the related Due Period, the amount of any related Monthly Advances for the related Due Period.

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                                  ARTICLE VIII

                       REPORTS TO BE PROVIDED BY SERVICER

     Section 8.01 Financial Statements.

     The Servicer understands that, in connection with the transfer of the Certificates, Certificateholders may request that the Servicer make available to prospective Certificateholders annual audited financial statements of the Servicer for one or more of the most recently completed five fiscal years for which such statements are available, which request shall not be unreasonably denied.

     The Servicer also agrees to make available on a reasonable basis to the Certificate Insurer and any prospective Certificateholder a knowledgeable financial or accounting officer for the purpose of answering reasonable questions respecting recent developments affecting the Servicer or the financial statements of the Servicer and to permit the Certificate Insurer and any prospective Certificateholder to inspect the Servicer's servicing facilities during normal business hours for the purpose of satisfying the Certificate Insurer and such prospective Certificateholder that the Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

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                                   ARTICLE IX

                                  THE SERVICER

     Section 9.01 Indemnification; Third Party Claims.

     (a) The Servicer agrees to indemnify and hold the Trustee, the Certificate Insurer and each Certificateholder (and their respective Affiliates, directors, officers, employees and agents) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Certificate Insurer, any such Certificateholder or any such other indemnified Person may sustain in any way related to the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement. The Servicer shall immediately notify the Trustee, the Certificate Insurer and each Certificateholder if a claim is made by a third party with respect to this Agreement, and the Servicer shall assume (with the consent of the Trustee) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Trustee, the Certificate Insurer, a Certificateholder and/or any such other indemnified Person in respect of such claim. The Trustee may reimburse the Servicer from amounts otherwise distributable on the Class R Certificates for all amounts advanced by it pursuant to the preceding sentence except when the claim relates directly to the failure of the Servicer to service and administer the Mortgage Loans in compliance with the terms of this Agreement.

     (b) The Depositor agrees to indemnify and hold the Trustee, the Certificate Insurer and each Certificateholder (and their respective Affiliates, directors, officers, employees and agents) harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Trustee, the Certificate Insurer, any Certificateholder and/or any such other indemnified person may sustain in any way related to the failure of the Servicer, if it is an Affiliate thereof, or the failure of the Depositor to perform their respective duties in compliance with the terms of this Agreement. The Depositor shall immediately notify the Trustee, the Certificate Insurer and each Certificateholder if a claim is made by a third party with respect to this Agreement and the Depositor shall assume (with the consent of the Trustee) the defense of any such claim and advance all expenses in connection therewith, including reasonable counsel fees, and promptly advance funds to pay, discharge and satisfy any judgment or decree which may be entered against the Servicer, the Depositor, the Trustee, the Certificate Insurer, a Certificateholder and/or any such other indemnified Person in respect of such claim. The Trustee may, if necessary, reimburse the Depositor from amounts otherwise distributable on the Class R Certificates if the claim is made with respect to this Agreement for all amounts advanced by it pursuant to the preceding sentence, except when the claim relates directly to the failure of a Servicer, if it is, or is an Affiliate of, the Depositor, to perform its obligations to service and administer the Mortgages in compliance with the terms of this Agreement, or the failure of the Depositor to perform its duties in compliance with the terms of this Agreement.


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     (c) The Depositor agrees to indemnify the Trust Fund for any liability arising from the naming of the Trust Fund as a defendant in its capacity as an assignee of the lender in an action under the Riegle Community Development and Regulatory Improvement Act of 1994.

     Section 9.02 Merger or Consolidation of the Depositor and the Servicer.

     The Servicer and the Depositor will keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation, in each jurisdiction necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans and to perform its duties under this Agreement.

     Any Person into which the Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Servicer shall be a party, or any Person succeeding to the business of the Servicer, shall be an established mortgage loan servicing institution that has a net worth of at least $15,000,000 and shall be the successor of the Servicer without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving person to any Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of FNMA or FHLMC. The Servicer shall send notice of any such merger, consolidation or succession to the Trustee, the Rating Agencies and the Certificate Insurer.

     Section 9.03 Limitation on Liability of the Servicer and Others.

     The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein. The Servicer and any director, officer, employee or agent of the Servicer may rely on any document of any kind which it in good faith reasonably believes to be genuine and to have been adopted or signed by the proper authorities respecting any matters arising hereunder. Subject to the terms of Section 9.01, the Servicer shall have no obligation to appear with respect to, prosecute or defend, any legal action which is not incidental to the Servicer's duty to service the Mortgage Loans in accordance with this Agreement.

     Section 9.04 Servicer Not to Resign.

     The Servicer shall not assign this Agreement or any part thereof nor resign from the obligations and duties hereby imposed on it except (i) that the Servicer may resign from any obligations and duties hereby imposed on it in connection with the Class 1A Certificates upon mutual consent of the Servicer, the Depositor, the Certificate Insurer, the Trustee and the Class 1A Majority Certificateholders, (ii) that the Servicer may resign from any obligations and duties hereby imposed on it in connection with the Class 2A Certificates upon mutual consent of the Servicer, the Depositor, the Certificate Insurer, the Trustee and the Class 2A Majority Certificateholders or (iii) upon the determination that the Servicer's duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer. Any such determination under clause (ii) permitting the resignation of the Servicer shall be evidenced by a

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



written Opinion of Counsel (who may be counsel for the Servicer) to such effect delivered to the Trustee, the Depositor and the Certificate Insurer, which Opinion of Counsel shall be in form and substance acceptable to the Trustee and the Certificate Insurer. No such resignation shall become effective until a successor has assumed such Servicer's responsibilities and obligations hereunder in accordance with Section 10.02.

     Section 9.05 Representations of the Servicer.

     The Servicer hereby represents and warrants to the Trustee, the Certificate Insurer and the Certificateholders as of the Closing Date:

     (a) The Servicer is a federally chartered stock savings bank and has been duly organized and is validly existing and in good standing under the laws of the United States and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each Mortgaged Property State if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the Servicer and perform its obligations as Servicer or exempt from such licensing or qualification; the Servicer has the power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary action; this Agreement evidences the valid, binding and enforceable obligation of the Servicer; and all requisite action has been taken by the Servicer to make this Agreement valid, binding and enforceable upon the Servicer in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other, similar laws relating to or affecting creditors' rights generally or the application of equitable principles in any proceeding, whether at law or in equity;

     (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency (other than any such actions, approvals, etc. under any state securities laws, real estate syndication or "Blue Sky" statutes, as to which the Servicer makes no such representation or warranty), that are necessary in connection with the execution and delivery by the Servicer of the documents to which it is a party, have been duly taken, given or obtained, as the case may be, are in full force and effect, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement and the other documents on the part of the Servicer and the performance by the Servicer of its obligations as Servicer under this Agreement and such of the other documents to which it is a party;

     (c) The consummation of the transactions contemplated by this Agreement will not result in the breach of any terms or provisions of the charter or by-laws of the Servicer or

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



result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which the Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Servicer or its property is subject;

     (d) Neither this Agreement nor the Prospectus nor any statement, report or other document prepared by the Servicer and furnished or to be furnished pursuant to this Agreement or in connection with the transactions contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading;

     (e) There is no action, suit, proceeding or investigation pending or, to the best of the Servicer's knowledge, threatened against the Servicer which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of the Servicer or in any material impairment of the right or ability of the Servicer to carry on its business substantially as now conducted, or in any material liability on the part of the Servicer or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the Servicer contemplated herein, or which would be likely to impair materially the ability of the Servicer to perform under the terms of this Agreement; and

     (f) The Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Servicer or its properties or might have consequences that would materially and adversely affect its performance hereunder or under any Subservicing Agreement.

     Section 9.06 Accounting Upon Resignation or Termination of Servicer.

     Upon resignation of the Servicer under Section 9.04 or upon termination of the Servicer under Section 10.01, the Servicer shall:

          (a) deliver to its successor or, if none shall yet have been appointed, to the Trustee the funds in the Sub-Pool I Principal and Interest Account, the Sub-Pool II Principal and Interest Account, the Sub-Pool III Principal and Interest Account or the Sub-Pool IV Principal and Interest Account;

          (b) deliver to its successor or, if none shall yet have been appointed, to the Trustee all Mortgage Files and related documents and statements held by it hereunder and a Mortgage Loan portfolio computer tape;

          (c) deliver to its successor or, if none shall yet have been appointed, to the Trustee and, upon request, to the Certificateholders a full accounting of all funds, including a

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



     statement showing the Monthly Payments collected by it and a statement of monies held in trust by it for the payments or charges with respect to the Mortgage Loans; and

          (d) execute and deliver such instruments and perform all acts reasonably requested in order to effect the orderly and efficient transfer of servicing of the Mortgage Loans to its successor and to more fully and definitively vest in such successor all rights, powers, duties, responsibilities, obligations and liabilities of the Servicer under this Agreement.




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



                                    ARTICLE X

                                     DEFAULT

     Section 10.01 Events of Default.

     (a) In case one or more of the following Events of Default by the Servicer shall occur and be continuing, that is to say, with respect to a Group:

          (i)(A) an Event of Nonpayment which continues unremedied for a period of one (1) Business Day after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, to the Servicer and the Trustee by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by any Certificateholder and, in the case of an Event of Nonpayment described in clause (i) or (ii) of the definition thereof, the insufficiency referred to in such clause (i) or (ii) does not result from a failure by the Certificate Insurer to perform in accordance with the terms of this Agreement with respect to such Group or the Certificate Insurance Policy or a failure by the Trustee to perform in accordance with this Agreement with respect to such Group; (B) the failure by the Servicer to make any required Servicing Advance with respect to a Group, to the extent such failure materially and adversely affects the interest of the Certificate Insurer or the related Certificateholders and which continues unremedied for a period of 20 days after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, to the Servicer and the Trustee by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by any Certificateholder; (C) the failure by the Servicer to make any required Monthly Advance to the extent of the full amount of the related Class A Interest Remittance Amount; or (D) any other failure by the Servicer to remit to the related Certificateholders, or to the Trustee for the benefit of the related Certificateholders, any payment required to be made by the Servicer under the terms of this Agreement, to the extent such failure materially and adversely affects the interest of the Certificate Insurer or the Certificateholders and which continues unremedied for a period of 20 days after the date upon which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Trustee, to the Servicer and the Trustee by the Certificate Insurer or to the Servicer, the Trustee and the Certificate Insurer by any Certificateholder; or

          (ii) failure by the Servicer duly to observe or perform, in any material respect, any other covenants, obligations or agreements of the Servicer as set forth herein, which failure continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, to the Servicer and the Trustee by the Certificate Insurer or any related Certificateholder with the consent of the Certificate Insurer; or

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



          (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force, undischarged or unstayed for a period of 60 days; or

          (iv) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of the Servicer's property, which appointment shall continue unremedied for a period of 30 days after the Servicer has received notice of such default; or

          (v) the Servicer shall admit in writing its inability to pay its debts as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations, any of which shall continue unremedied for a period of 30 days after the Servicer has received notice of such default.

     (b) then, and in each and every such case so long as such Event of Default shall not have been remedied, (x) in the case solely of clause (i)(C) above, if such Monthly Advance is not made by 4:00 p.m. Chicago time on the Determination Date, the Trustee, upon receipt of written notice or discovery by a Responsible Officer of such failure, shall give immediate telephonic notice of such failure to a Servicing Officer of the Servicer and, unless such failure is cured, either by receipt of payment or receipt of evidence satisfactory to the Certificate Insurer (e.g., a wire reference number communicated by the sending bank; the Certificate Insurer shall notify the Trustee if the Certificate Insurer receives satisfactory evidence that such funds have been sent), by 12:00 Noon New York City time on the following Business Day, the Trustee, or a successor servicer appointed in accordance with Section 10.02, shall immediately make such Monthly Advance and assume, pursuant to Section 10.02, the duties of a successor Servicer with respect to such Group, and (y) in the case of clauses (i)(A),
(i)(B), (i)(D), (ii), (iii), (iv) and (v) above, the Majority Certificateholders of the related Group(s) affected by such Event of Default, by notice in writing to the Servicer and a Responsible Officer of the Trustee and subject to the prior written consent of the Certificate Insurer, which consent may not be unreasonably withheld, may, in addition to whatever rights such Certificateholders may have at law or equity to damages, including injunctive relief and specific performance, commence termination of all the rights and obligations of the Servicer hereunder with respect to the Group(s) affected by such Event of Default and in and to the Mortgage Loans of the Group(s) affected by such Event of Default and the proceeds thereof, as servicer. Upon receipt by the Servicer of a second written notice (except relative to clause (i)(C) above) from the Majority Certificateholders of the related Group stating that they intend to terminate the Servicer as a result of such Event of Default, all authority and power of the Servicer under this Agreement with respect to such Group, shall, subject to Section 10.02, pass to and be vested in the Trustee or its designee and the Trustee is hereby authorized

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



and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination, including, but not limited to, the transfer and endorsement or assignment of the related Mortgage Loans and related documents. The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder with respect to the related Group, including, without limitation, the transfer to the Trustee or its designee for administration by it of all amounts which shall at the time be credited by the Servicer to the related Principal and Interest Account or thereafter received with respect to the Mortgage Loans of the related Group. For the purposes of exercising the remedies set forth in
Section 10.01 above, with respect to clauses (i), (iii), (iv) and (v) of Section 10.01(a) above, the Certificate Insurer shall be deemed to be the Majority Certificateholder for a Group for so long as the Certificate Insurance Policy shall be in effect and the Certificate Insurer shall be in full compliance with its payment obligations thereunder. If, however, the Certificate Insurer fails to exercise any of its rights under this Section 10.01 in respect of such clauses (i), (iii), (iv) and (v), it shall not be deemed to be the Majority Certificate holder for such Group for the purposes of such clauses. For the purposes of clause (ii), either the Certificate Insurer with the consent of the Trustee or the Majority Certificateholders of the related Group(s) affected by such Event of Default may direct the appropriate remedial action provided in this Section.

     The Trustee shall not be deemed to have knowledge of an Event of Default (except an Event of Default pursuant to Section 10.01(a)(i)(A) above relating to an Event of Nonpayment or the failure to make a Monthly Advance) unless a Responsible Officer has received written notice thereof.

     (c) Notwithstanding anything to the contrary contained in this Agreement, upon the occurrence of an Event of Nonpayment known to a Responsible Officer of the Trustee, the Trustee shall promptly notify the Certificate Insurer of such occurrence with respect to such Group. During the thirty (30) day period following receipt of such notice, the Trustee and the Certificate Insurer shall cooperate with each other to determine if the occurrence of such Event of Nonpayment is more likely than not the result of the acts or omissions of the Servicer or more likely than not the result of events beyond the control of the Servicer. If the Trustee and the Certificate Insurer conclude that the Event of Nonpayment is the result of the latter, the Servicer may not be terminated with respect to such Group, unless and until an Event of Default unrelated to such Event of Nonpayment has occurred and is continuing, whether or not the Servicer has cured such Event of Nonpayment. If the Trustee and the Certificate Insurer conclude that the Event of Nonpayment is the result of the former, the Certificate Insurer or the Majority Certificateholders of the related Group, as the case may be, may terminate the Servicer in accordance with Section 10.01(b) above, provided that the Trustee shall have until the 60th day following the date of receipt of notice of the Event of Nonpayment to either assume the servicing for the related Group or appoint a successor servicer for the related Group pursuant to Section 10.02.

     If the Trustee and the Certificate Insurer cannot agree, and the basis for such disagreement is not arbitrary or unreasonable, as to the cause of the Event of Nonpayment with

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



respect to such Group, the decision of the Certificate Insurer shall control; provided, however, that if the Certificate Insurer decides to terminate the Servicer, the Trustee shall be relieved of its obligation to assume the servicing or to appoint a successor, which shall be the exclusive obligation of the Certificate Insurer.

     The Trustee shall promptly notify Moody's and S&P of the occurrence of an Event of Default known to a Responsible Officer of the Trustee.

     Notwithstanding any termination of the activities of a Servicer hereunder, the Servicer shall be entitled to receive, out of any late collection of a Monthly Payment on a Mortgage Loan which was due prior to the notice terminating the Servicer's rights and obligations as Servicer hereunder and received after such notice, that portion thereof to which the Servicer would have been entitled pursuant to Sections 5.04(i) through (ix), and any other amounts payable to the Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

     Section 10.02 Trustee to Act; Appointment of Successor.

     On and after the time the Servicer receives a notice of termination pursuant to Section 10.01 above, or the Trustee receives the resignation of the Servicer evidenced by an Opinion of Counsel pursuant to Section 9.04, or the Servicer is removed as servicer pursuant to this Article X, the Trustee shall be, with respect to such Group, the successor in all respects to the Servicer in its capacity as servicer under this Agreement with respect to such Group and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, provided, however, that the Trustee shall have no liability or obligation hereunder in respect of any period prior to becoming such successor, whether for acts or omissions of any prior servicer or otherwise. The Trustee, as successor to the Servicer, shall be obligated to make advances pursuant to Sections 6.09, 6.10, 5.10 or 5.14 unless, and only to the extent, the Trustee deter mines reasonably and in good faith that such advances would not be recoverable pursuant to Sections 5.04(ii), 6.06(c)(A)(X)(v) and
(vi) or 6.06(c)(A)(Y)(iv) and (v) with respect to Group 1, or 6.06(c)(B)(X)(v) and (vi) or 6.06(c)(B)(Y)(iv) and (v) with respect to Group 2 above, such determination to be evidenced by a certification of a Responsible Officer of the Trustee delivered to the Certificate Insurer. Subject to its determination that such advances would not be recoverable in accordance with the foregoing, the Trustee, as successor to the Servicer, shall be obligated to advance any amount described in clause (c)(vii) of the definition of Class A Principal Remittance Amount. As compensation therefor, the Trustee, or any successor servicer appointed pursuant to the following paragraph, shall be entitled to all funds relating to the Mortgage Loans which the Servicer would have been entitled to receive from the related Principal and Interest Account pursuant to Section 5.04 above if the Servicer had continued to act as servicer hereunder, together with other servicing compensation as provided in Sections 7.01 and 7.03 above. In no event shall the Trustee or the Trust Fund acquire any rights to the Depositor's Yield.

     The Trustee also shall have the right to elect to be successor to the Servicer with respect to less than all of the responsibilities, duties and liabilities relating thereto placed on the

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



Servicer by the terms and provisions hereof, and shall be entitled to select such responsibilities and duties (and related liabilities) and appoint a successor servicer to perform the other responsibilities (and related liabilities). In the event that the Trustee makes such election, the aggregate compensation payable to the Trustee and the successor servicer may be equal to (but shall not be in excess of) that set forth in Section 7.03, the breakdown of such compensation between the Trustee and such successor servicer to be determined by them. In the event the Trustee makes such election, it shall provide prompt written notice to the Depositor, which notice shall identify the successor servicer, the portion of the responsibilities, duties and liabilities to be performed by the Trustee and the Servicer and the portion of the compensation of the Servicer which is to be paid to each of the Trustee and such successor servicer.

     Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or if the Majority Certificateholders of the affected Group(s) or the Certificate Insurer so request in writing to the Trustee, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to the Certificate Insurer, which acceptance shall not be unreasonably withheld, that has a net worth of not less than $15,000,000 and which is approved as a servicer by FNMA and FHLMC as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Any collections received by the Servicer after removal or resignation shall be endorsed by it to the Trustee and remitted directly to the Trustee or, at the direction of the Trustee, to the successor servicer. The compensation of any successor servicer (including, without limitation, the Trustee) so appointed shall be the aggregate Servicing Fees, together with other Servicing Compensation in the form of assumption fees, late payment charges or otherwise. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Servicer agrees to cooperate with the Trustee and any successor servicer in effecting the termination of the Servicer's servicing responsibilities and rights hereunder and shall promptly provide the Trustee or such successor servicer, as applicable, all documents and records reasonably requested by it to enable it to assume the Servicer's functions hereunder and shall promptly also transfer to the Trustee or such successor servicer, as applicable, all amounts which then have been or should have been deposited in the related Principal and Interest Account by the Servicer or which are thereafter received with respect to the Mortgage Loans. Neither the Trustee nor any other successor servicer shall be held liable by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Servicer to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Servicer hereunder. No appointment of a successor to the Servicer hereunder shall be effective until the Trustee shall have consented thereto, and written notice of such proposed appointment shall have been provided by the Trustee to each Certificateholder. The Trustee shall not resign as successor servicer until another successor servicer reasonably acceptable to the Certificate Insurer has been appointed.

     Pending appointment of a successor to the Servicer hereunder, the Trustee shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such

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compensation shall be in excess of that permitted the Servicer pursuant to
Section 7.03, together with other servicing compensation in the form of assumption fees, late payment charges or otherwise as provided in this Agreement. The Servicer, the Trustee, any Custodian and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

     Section 10.03 Waiver of Defaults.

     The Majority Certificateholders with respect to a Group, on behalf of all Certificateholders with respect to such Group, and subject to the consent of the Certificate Insurer, or the Certificate Insurer, may waive any events permitting removal of the Servicer as servicer with respect to a Group pursuant to this
Article X; provided, however, that neither the Majority Certificateholders nor the Certificate Insurer may waive a default in making a required distribution on a Certificate without the consent of the Holder of such Certificate. Upon any waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto except to the extent expressly so waived. Notice of any such waiver shall be given by the Trustee to Moody's and S&P.

     Section 10.04 Trigger Event.

     (a) Upon the determination by the Certificate Insurer that a Trigger Event with respect to a Group has occurred, the Certificate Insurer shall give notice of such Trigger Event to the Servicer, the other parties hereto, Moody's and S&P. Upon such determination, the Certificate Insurer may direct the Trustee to terminate the Servicer with respect to the related Group.

     (b) Upon receipt of direction to remove the Servicer with respect to the related Group pursuant to the preceding clause (a), the Trustee shall notify the Servicer that it has been terminated with respect to such Group and the Servicer shall be terminated with respect to such Group in the same manner as specified in Sections 10.01 and 10.02.

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                                   ARTICLE XI

                                   TERMINATION

     Section 11.01 Termination.

     Subject to Section 11.02, this Agreement shall terminate upon notice to the Trustee of either: (a) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Monthly Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due hereunder and the payment of all amounts due and payable to the Certificate Insurer and the Trustee or (b) mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing; provided, however, that in no event shall the Trust established by this Agreement terminate later than the later of (i) twenty-one years after the death of the last lineal descendant of Joseph P. Kennedy, late Ambassador of the United States to the Court of St. James's, alive on the date hereof or (ii) the latest possible maturity date specified in
Section 13.01(l).

     Subject to Section 11.02, the Servicer may, at its option, terminate its rights and obligations under this Agreement, on any date on which the Pool Principal Balance is less than or equal to 5% of the sum of the Original Pool Principal Balance and the Original Pre-Funded Amounts, by purchasing, on the next succeeding Remittance Date, all of the outstanding Mortgage Loans and REO Properties at a price (the "Termination Price") equal to the excess, if any, of
(1) the sum of (x) (i) 100% of the Principal Balance of each outstanding Mortgage Loan, and (ii) 30 days' interest on the amount described in clause
(x)(i) at a rate equal to the related Net Mortgage Rate; but in no event less than the sum of the weighted average of the Class 1A Pass-Through Rates, with respect to Group 1, or the Class 2A Pass-Through Rates, with respect to Group 2, and (y) the appraised value of each REO Property, such appraisal to be conducted by an appraiser mutually agreed upon by the Servicer and the Trustee in their reasonable discretion (and approved by the Certificate Insurer in its reasonable discretion), over (2) the amounts (other than the Termination Price being calculated pursuant to this paragraph) that will constitute the Available Remittance Amount for such Remittance Date (including without limitation, the amounts to be transferred to the related Certificate Account on the Determination Date immediately preceding such Remittance Date pursuant to the second following paragraph), to the extent such other amounts represent collections on the Mortgage Loans and REO Properties of principal not yet applied to reduce the related Principal Balance thereof or interest therein at the related Net Mortgage Rate accrued from and after the respective Due Dates in the Due Period next preceding the related Due Period. In connection with any such purchase, the Servicer shall also pay any outstanding and unpaid fees and expenses of the Trustee and the Certificate Insurer relating to this Agreement that such parties would otherwise have been entitled to pursuant to Sections
12.05 and 6.03(a), in the case of the Trustee, and Section 6.04, in the case of the Certificate Insurer.

     Any such purchase by the Servicer shall be accomplished by remitting to the Trustee for deposit into the related Certificate Account on the Determination Date immediately preceding the Remittance Date on which the purchase is to occur the amount of the Termination Price. On the same day that the Termination Price is deposited into the related Certificate

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



Account, any amounts then on deposit in the Principal and Interest Account with respect to such Group (other than Excess Spread, any amounts not required to have been deposited therein pursuant to Section 5.03 and any amounts withdrawable therefrom by the Servicer pursuant to Section 5.04(ii), (iii) and
(vii)) shall be transferred to the related Certificate Account for distribution to the related Certificateholders on the final Remittance Date; and any amounts received by the Servicer with respect to the Mortgage Loans and REO Properties in such Group subsequent to such transfer shall belong to the Person purchasing the Mortgage Loans and REO Properties relating to such Group. For purposes of calculating the Available Remittance Amount with respect to a Group for the final Remittance Date, amounts transferred to the related Certificate Account pursuant to the immediately preceding sentence on the Determination Date immediately preceding such final Remittance Date shall in all cases be deemed to have been received during the related Due Period, and such transfer shall be made pursuant to Section 5.04(i). The Termination Price remitted to the Trustee for deposit into the related Certificate Account shall be in proportion to the outstanding Mortgage Loans and REO Properties in such Group.

     Notice of any termination, specifying the Remittance Date upon which the Trust Fund will terminate and the related Certificateholders shall surrender their Certificates to the Trustee for payment of the final distribution and cancellation, shall be given promptly by the Servicer by letter to the Trustee to be forwarded to the related Certificateholders mailed during the month of such final distribution before the Determination Date in such month, specifying
(i) the Remittance Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Remittance Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Trustee therein specified. On the final Remittance Date, the Trustee shall distribute or credit, or cause to be distributed or credited, the Amount Available for such Remittance Date in accordance with Section 6.06(c). The obligations of the Certificate Insurer under this Agreement shall terminate upon the deposit by the Servicer or the Certificate Insurer, as applicable, with the Trustee of a sum sufficient to purchase all of the Mortgage Loans and REO Properties as set forth above, reduction of the Class 1A Principal Balance and the Class 2A Principal Balance to zero and payment of any amount set forth in clause (c)(vii) of the definition of Class A Principal Remittance Amount.

     In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the time specified in the above-mentioned written notice, the Servicer shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice, all of the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates and the cost thereof shall be paid out of the funds and other assets of the Trust Fund which remain subject hereto. If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto and the Trustee upon transfer

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



of such funds shall be discharged of any responsibility for such funds and the Certificateholders shall look to the Class R Certificateholders for payment.

     Section 11.02 Additional Termination Requirements.

     (a) In the event the Servicer exercises its purchase option as provided in
Section 11.01 above, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been furnished with an Opinion of Counsel to the effect that the failure of the Trust Fund to comply with the requirements of this Section 11.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust Fund as defined in
Section 860F of the Code, or (ii) cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any Class A Certificates are outstanding:

          (i) The Servicer shall establish a 90-day liquidation period for the Trust Fund REMIC, and specify the first day of such period in a statement attached to the Trust Fund REMIC's final Tax Return pursuant to Treasury regulations Section 1.860F-1. The Servicer also shall satisfy all of the requirements of a qualified liquidation for the Trust Fund REMIC, under
     Section 860F of the Code and the regulations thereunder;

          (ii) The Servicer shall notify the Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Servicer shall sell or otherwise dispose of all of the remaining assets of the Trust Fund REMIC, in accordance with the terms hereof; and

          (iii) At the time of the making of the final payment on the Certificates, the Trustee shall distribute or credit, or cause to be distributed or credited, to the Class R Certificateholders all cash on hand (other than cash retained to meet claims), and the Trust Fund REMIC shall terminate at that time.

     (b) By their acceptance of the Certificates, the Holders thereof hereby authorize the Servicer, if it chooses to do so, to specify the 90-day liquidation period on the final Tax Return of the Trust Fund REMIC, which authorization shall be binding upon all successor Certificateholders.

     Section 11.03 Depositor's Right to Depositor's Yield Absolute.

     The Depositor's right to receive the Depositor's Yield with respect to each Mortgage Loan shall be absolute and unconditional, and shall survive notwithstanding the termination of the rights and obligations of the Servicer hereunder, the resignation of the Servicer or the termination of this Agreement. The Depositor's right to receive the Depositor's Yield shall not be subject to offset or counterclaim, whether or not such right has been assigned in whole or in part, notwithstanding any breach of any representation or warranty of the Depositor under this Agreement or any default by the Depositor of any of its obligations or covenants under this Agreement. The Depositor shall have the right to assign any or all of its rights in and to the

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Depositor's Yield, without notice to or the consent of any party of this
Agreement or any Certificateholder.




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



                                   ARTICLE XII

                                   THE TRUSTEE

     Section 12.01 Duties of Trustee.

     The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge has occurred and has not been cured or waived, the Trustee shall, except in those cases in which it is required by the terms of this Agreement to follow the direction of the Certificate Insurer or the Rating Agencies, exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

     The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement, provided, however that the Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer or the Depositor hereunder. If any such instrument is found not to conform to the requirements of this Agreement, the Trustee shall notify the Certificate Insurer and request written instructions as to the action the Certificate Insurer deems appropriate to have the instrument corrected, and if the instrument is not so corrected, the Trustee will provide notice thereof to the Certificate Insurer who shall then direct the Trustee as to the action, if any, to be taken.

     No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

          (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any resolutions, certificates, statements or opinions, reports, documents, orders or instruments furnished to the Trustee and conforming to the requirements of this Agreement;


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



          (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or other officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or at the direction of the Certificate Insurer, the Class 1A Majority Certificateholders and the Class 2A Majority Certificateholders or any of them relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising or omitting to exercise any trust or power conferred upon the Trustee, under this Agreement;

          (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default (except a default or Event of Default set forth under Section 10.01(a)(i)(A) or 10.01(a)(i)(C)) unless a Responsible Officer of the Trustee shall have actual knowledge thereof or have received written notice thereof. In the absence of receipt of such notice, the Trustee may conclusively assume that there is no default or Event of Default;

          (v) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability for the performance of any of its duties hereunder or the exercise of any of its rights or powers if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement;

          (vi) Subject to any express requirement of this Agreement and until such time as the Trustee shall be the successor to the Servicer and without otherwise limiting the generality of this Section, the Trustee shall have no duty (A) to see to any recording, filing, or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, (C) to see to the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund,
     (D) to confirm or verify the contents of any reports or certificates of any Servicer delivered to the Trustee pursuant to this Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties; and


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



          (vii) The Trustee shall not be deemed a fiduciary for the Certificate Insurer in its capacity as such, except to the extent the Certificate Insurer has made an Insured Payment and is thereby subrogated to the rights of the Certificateholders with respect thereto.

     Section 12.02 Certain Matters Affecting the Trustee.

     (a) Except as otherwise provided in Section 12.01:

          (i) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, Opinion of Counsel, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) The Trustee may consult with counsel and any advice or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

          (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend by litigation hereunder or in relation hereto at the request, order or direction of the Certificate Insurer or any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders or the Certificate Insurer, as applicable, shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; except in those cases in which the Trustee is required by the terms of this Agreement to follow the direction of the Certificate Insurer, the Class 1A Majority Certificateholders or the Class 2A Majority Certificateholders nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs;

          (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order,

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



     approval, bond or other paper or document, unless requested in writing to do so by the Certificate Insurer, the Class 1A Majority Certificateholders or the Class 2A Majority Certificateholders; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to taking any such action. The reasonable expense of every such examination shall be paid by the Servicer or, if paid by the Trustee, shall be repaid by the Servicer upon demand from such Servicer's own funds;

               (vi) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act;

               (vii) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust created hereby or the powers granted hereunder; and

               (viii) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

     (b) Following the Startup Day, the Trustee shall not knowingly accept any contribution of assets to the Trust Fund REMIC, unless the Trustee shall have received from the Depositor an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund REMIC will not cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any of the Certificates are outstanding or subject the Trust Fund REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     Section 12.03 Trustee Not Liable for Certificates or Mortgage Loans.

     The recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates) shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document (including any document comprising a part of the Mortgage
File). The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Servicer in respect of the Mortgage Loans or deposited in or withdrawn by any Servicer from the Principal and Interest Accounts. The Trustee shall not be responsible for the legality or validity of the Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee

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



shall have become the successor to the Servicer) or to prepare or file any Securities and Exchange Commission filing for the Trust Fund or to record this Agreement.

     Section 12.04 Trustee May Own Certificates.

     The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee, and may otherwise deal with the parties hereto.

     Section 12.05 Servicer to Pay Trustee's Fees and Expenses.

     The Servicer and the Depositor, jointly and severally, covenant and agree to pay to the Trustee annually, from amounts on deposit in the Trustee Expense Accounts, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all routine services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and routine duties hereunder of the Trustee, and the Servicer and the Depositor will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith, provided that the Trustee shall have no lien on the Trust Fund, other than the Trustee Expense Accounts, for the payment of its fees and expenses. To the extent that actual fees and expenses of the Trustee exceed the Annual Trustee Expense Amounts, the Servicer and/or the Depositor shall reimburse the Trustee for such shortfall out of its own funds without reimbursement therefor, except as provided in Section
6.03. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified, jointly and severally, by the Servicer and the Depositor and held harmless against any loss, liability or expense (including legal fees and expenses) (i) incurred in connection with any legal action relating to this Agreement, the Prospectus or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder, and (ii) resulting from any error in any tax or information return prepared by the Servicer. The obligations of the Servicer and the Depositor under this Section 12.05 shall survive termination of the initial Servicer and payment of the Certificates with respect to any Group, and shall extend to any co-trustee or separate-trustee appointed pursuant to this Article XII.

     Section 12.06 Eligibility Requirements for Trustee.

     The Trustee hereunder shall at all times be (i) a bank organized and doing business under the laws of any state or the United States of America, (ii) authorized under such laws to exercise corporate trust powers, including taking title to the Trust Fund assets on behalf of the Certificateholders, (iii) having a combined capital and surplus of at least $50,000,000, (iv) whose long-term deposits shall be rated at least "BBB" by S&P and Baa2 by Moody's (except as provided herein) or such lower long-term deposit rating by S&P as may be approved in writing by the

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



Certificate Insurer and S&P or the Certificate Insurer and Moody's, as the case may be (v) is subject to supervision or examination by federal or state authority and (vi) is reasonably acceptable to the Certificate Insurer as evidenced in writing. If such bank publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 12.06, the combined capital and surplus of such bank shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 12.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 12.07 hereof.

     Section 12.07 Resignation and Removal of the Trustee.

     The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Servicer, the Rating Agencies and the Certificate Insurer, not less than 60 days before the date specified in such notice when such resignation is to take effect. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor trustee which satisfies the eligibility requirements of Section 12.06 by written instrument, in duplicate, which instrument shall be delivered to the resigning Trustee and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders and the Certificate Insurer by the Servicer. Unless a successor trustee shall have been so appointed and have accepted appointment within 60 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

     If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 12.06 and shall fail to resign after written request therefor by any Servicer, or the Certificate Insurer, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer or the Certificate Insurer may remove the Trustee and the Servicer shall, within 30 days after such removal, appoint, subject to the approval of the Certificate Insurer, which approval shall not be unreasonably withheld, a successor trustee which satisfies the eligibility requirements of Section 12.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, each Rating Agency and the Certificate Insurer by the successor trustee.

     If the Trustee fails to perform in accordance with the terms of this Agreement, the Class 1A Majority Certificateholders and the Class 2A Majority Certificateholders or the Certificate Insurer may remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Servicer, one complete set to the Trustee so removed and one complete set to the successor Trustee so appointed. A copy of such instrument shall be delivered to the Certificate Insurer by the Servicer.


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     The Depositor may, in its discretion, remove the Trustee with the consent of the Certificate Insurer, which consent shall not be unreasonably withheld, without cause. The Servicer shall, within 30 days after such removal, appoint, subject to the approval of the Certificate Insurer, which approval shall not be unreasonably withheld, a successor trustee which satisfies the eligibility requirements of Section 12.06 by written instrument, in duplicate, which instrument shall be delivered to the Trustee so removed and to the successor trustee. A copy of such instrument shall be delivered to the Certificateholders, each Rating Agency and the Certificate Insurer by the successor trustee.

     Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee which satisfies the eligibility requirements of Section 12.06 as provided in Section 12.08.

     Section 12.08 Successor Trustee.

     Any successor trustee appointed as provided in Section 12.07 shall execute, acknowledge and deliver to the Servicer and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall, to the extent necessary, deliver to the successor trustee, or Custodian, if any, all Mortgage Files and related documents and statements held by it hereunder, and the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

     No successor trustee shall accept appointment as provided in this Section
12.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 12.06 and its appointment shall not adversely affect the then current rating of the Certificates.

     Upon acceptance of appointment by a successor trustee as provided in this
Section 12.08, the Servicer shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register. If the Servicer fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Servicer.

     Section 12.09 Merger or Consolidation of Trustee.

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or bank succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the

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successor of the Trustee hereunder, provided such corporation or bank shall be eligible under the provisions of Section 12.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

     Section 12.10 Appointment of Co-Trustee or Separate Trustee.

     Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 12.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider necessary or desirable. Any such co-trustee or separate trustee shall be approved by the Certificate Insurer. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 12.06 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 12.08.

     In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 12.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

     Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article XII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee, and a copy thereof shall be forwarded by the Trustee to the Certificate Insurer.

     Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any

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



lawful act under or in respect of this Agreement on its behalf and in its name. The Trustee shall not be responsible for any action or inaction of any such separate trustee or co-trustee. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

     Section 12.11 Tax Returns.

     The Trustee, upon request, will promptly furnish the Servicer with all such information as may reasonably be required in connection with the Servicer's preparation of all Tax Returns of the Trust Fund REMIC or for the purpose of the Servicer's responding to reasonable requests for information made by Certificateholders in connection with tax matters and, within five (5) Business Days of a request therefor, shall (i) sign on behalf of the Trust Fund REMIC any Tax Return that the Trustee is required to sign pursuant to applicable federal, state or local tax laws, and (ii) cause such Tax Return to be returned in a timely manner to the Servicer for distribution to Certificateholders or filed with a government authority if required.

     Section 12.12 Appointment of Custodians.

     The Trustee may, with the consent of the Servicer and the Certificate Insurer, appoint one or more Custodians to hold all or a portion of the Trustee's Mortgage Files as agent for the Trustee, by entering into a Custodial Agreement. Subject to this Article XII, the Trustee agrees to comply with the terms of each Custodial Agreement and to enforce the terms and provisions thereof against the Custodian for the benefit of the Certificateholders and the Certificate Insurer. Each Custodian shall be a depository institution subject to supervision by federal or state authority and shall be qualified to do business in the jurisdiction in which it holds any Trustee's Mortgage File. Each Custodial Agreement may be amended only as provided in Section 14.02.

     Section 12.13 Trustee May Enforce Claims Without Possession of
Certificates.

     All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, any such proceeding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

     Section 12.14 Suits for Enforcement.

     In case an Event of Default or other default by the Servicer hereunder shall occur and be continuing, the Trustee, in its discretion, but subject to
Section 10.01, may proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power

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



granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or the Certificateholders.

     Section 12.15 Control of Remedies by Certificate Insurer and
Certificateholders.

     Notwithstanding anything herein to the contrary, the Certificate Insurer or the Class 1A and Class 2A Majority Certificateholders, with the consent of the Certificate Insurer, may direct the time, method and place of conducting any proceeding relating to the Trust Fund or the Certificates or for any remedy available to the Trustee with respect to the Certificates or exercising any trust or power conferred on the Trustee with respect to the Certificates or the Trust Fund; provided, that:

          (i) such direction shall not be unlawful or in conflict with this Agreement;

          (ii) the Trustee shall have been provided with indemnity satisfactory to it;

          (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

          (iv) that the Trustee need not take any action which it determines might involve it in liability or may be unjustly prejudicial to the Holders not so directing.

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



                                  ARTICLE XIII

                                REMIC PROVISIONS

     Section 13.01 REMIC Administration.

     (a) The Servicer shall make an election to treat the Trust Fund REMIC as a REMIC under the Code and, if necessary, under applicable state law. Such elections will be made on Form 1066 or other appropriate federal tax or information return or any appropriate state return for the taxable year ending on the last day of the calendar year in which the Certificates are issued. For the purposes of the REMIC election in respect of the Trust Fund REMIC, the Class 1A-1, Class 1A-2, Class 2A-1 and Class 2A-2 Certificates shall be designated as the "regular interests", and the Class R Certificates shall be designated as the sole class of "residual interests" in the Trust Fund REMIC. The Servicer shall not permit the creation of any "interests" in the Trust Fund REMIC (within the meaning of Section 860G of the Code) other the than interests represented by the Certificates.

     (b) The Closing Date is hereby designated as the "Startup Day" of the Trust Fund REMIC within the meaning of Section 860G(a)(9) of the Code.

     (c) The Servicer shall hold the Tax Matters Person Residual Interest Certificate representing a 0.01% Percentage Interest of the Class R Certificates and is designated as the Tax Matters Person of the Trust Fund REMIC, as provided under Treasury regulations Section 1.860F-4(d) and Treasury regulations Section 301.6231(a)(7)-1(a). The Servicer, as Tax Matters Person, shall (i) act on behalf of the Trust Fund REMIC, in relation to any tax matter or controversy involving such REMIC and (ii) represent the Trust Fund REMIC in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto. To the extent authorized under the Code and the regulations promulgated thereunder, each Holder of a Class R Certificate hereby irrevocably appoints and authorizes the Servicer to be its attorney-in-fact for purposes of signing any Tax Returns required to be filed on behalf of the Trust Fund REMIC. The legal expenses and costs of any such action described in this subsection and any liability resulting therefrom shall constitute Servicing Advances and the Servicer shall be entitled to reimbursement therefor unless such legal expenses and costs are incurred by reason of the Servicer's willful misfeasance, bad faith or gross negligence.

     (d) The Servicer shall prepare or cause to be prepared all of the Tax Returns in respect of the Trust Fund REMIC created hereunder and deliver such Tax Returns to the Trustee for signing and the Trustee shall sign and promptly return to the Servicer for filing such Tax Returns in order that the Servicer may file such Tax Returns in a timely manner. The expenses of preparing and filing such returns shall be borne by the Servicer without any right of reimbursement therefor.

     (e) The Servicer shall perform on behalf of the Trust Fund all reporting and other tax compliance duties that are the responsibility of the Trust Fund under the Code, REMIC Provisions or other compliance guidance issued by the Internal Revenue Service or any state or local taxing authority. Among its other duties, as required by the Code, the REMIC Provisions or other such compliance guidance, the Servicer shall provide
(i) to any Transferor of a Class R Certificate such information as is necessary for the application of any tax relating to the transfer of a Class R Certificate to any Person who is not a Permitted Transferee, (ii) to Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium (using the Prepayment Assumption) and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of the Trust Fund.

     (f) To the extent that the affairs of the Trust Fund are within its control and the scope of its specific responsibilities under this Agreement, the Servicer shall take such action and shall cause the Trust Fund REMIC created under this Agreement to take such action as shall be reasonably necessary to create or maintain the status thereof as a REMIC under the REMIC Provisions (and the Trustee shall assist it, to the extent reasonably requested by it). The Servicer shall not knowingly or intentionally take any action, cause the Trust Fund REMIC to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of the Trust Fund REMIC as a REMIC or (ii) result in the imposition of a tax upon the Trust Fund REMIC (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) (either such event, an "Adverse REMIC Event") unless the Servicer has received an Opinion of Counsel to the effect that the contemplated action will not, with respect to the Trust Fund REMIC created hereunder, endanger such status or result in the imposition of such a tax. If the Servicer has delivered to the Trustee an Opinion of Counsel indicating that an action or omission of the Trustee not otherwise required hereby may result in an Adverse REMIC Event, the Trustee shall not take such action, or omit taking such action, as the case may be. In addition, prior to taking any action with respect to the Trust Fund REMIC or its assets, or causing the Trust Fund REMIC to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee shall consult with the Servicer or its designee with respect to whether such action may cause an Adverse REMIC Event and the Trustee shall not take any such action or cause the Trust Fund REMIC to take any such action as to which the Servicer has advised it in writing that an Adverse REMIC Event may occur. If the Trustee so consults with the Servicer and the Servicer fails to respond within three Business Days, the Trustee may take such action, provided that such action would not otherwise constitute a breach of this Agreement. The Servicer may consult with counsel as to the rendering of such written advice, and the cost of such consultation and the production of any Opinions of Counsel, or written advice, shall be borne by the party seeking to take the action not otherwise permitted by this Agreement; provided, however that in no event shall the Trustee be liable or responsible for such costs. The Trustee may conclusively presume that any action taken or omitted at the written direction or request of the Servicer will not result in an Adverse REMIC Event, and the Trustee shall not be liable or responsible for any Adverse REMIC Event arising out of or resulting from any such action or omission.

     (g) In the event that any tax is imposed on "prohibited transactions" of the Trust Fund REMIC created hereunder as defined in Section 860F(a)(2) of the Code, on "net income from foreclosure property" of the Trust Fund REMIC, as defined in Section 860G(c) of the Code,

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



on any contributions to the Trust Fund REMIC after the Startup Day pursuant to
Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) against the party the actions of which gave rise to such taxes and (ii) otherwise against amounts on deposit in the related Certificate Account and shall be paid by withdrawal therefrom.

     (h) On or before April 15 of each calendar year, commencing April 15, 1999, the Servicer shall deliver to the Trustee a Certificate from a Responsible Officer of the Servicer stating the Servicer's compliance with this Article XIII.

     (i) The Trustee and the Servicer shall, for federal income tax purposes, maintain books and records with respect to the Trust Fund REMIC on a calendar year and on an accrual basis, to the extent such books and records are maintained pursuant to this Agreement.

     (j) After the 90-day period commencing on the Startup Day, the Servicer shall not accept any contributions of assets to the Trust Fund REMIC, unless it shall have received an Opinion of Counsel to the effect that the inclusion of such assets in the Trust Fund will not cause the Trust Fund REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding or subject the Trust Fund REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

     (k) Neither the Servicer nor the Trustee shall enter into any arrangement by which the Trust Fund REMIC will receive a fee or other compensation for services nor permit the Trust Fund REMIC to receive any income from assets other than "qualified mortgages" as defined in Section 860G(a)(3) of the Code or "permitted investments" as defined in Section 860G(a)(5) of the Code.

     (l) Solely for purposes of Section 1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" of the Class A Certificates and the date by which the Class 1A Principal Balance and the Class 2A Principal Balance would be reduced to zero is February 25, 2029 which is the Remittance Date immediately following the latest scheduled maturity of any Mortgage Loan.

     (m) Upon any termination of, or appointment of any successor to, the Servicer with respect to the last Group covered under this Agreement hereunder, the Servicer shall promptly, upon the request of the Trustee, transfer all of the related Tax Matters Person Residual Interest Certificates to the successor Servicer. If a successor Servicer has not been appointed by the Trustee, the Servicer shall promptly, upon the request of the Trustee, transfer all of the related Tax Matters Person Residual Interest Certificates to the Depositor who shall serve as the related Tax Matters Person until such time as the Trustee appoints a successor Servicer. Any entity appointed by the Trustee as successor Servicer shall agree to hold the related Tax Matters Person Residual Interest Certificates as a condition to its appointment as Servicer.

     (n) All expenses incurred by the Servicer in performing its duties under this Article XIII (other than as provided in Section 13.01(d) and expenses for salaries of its own employees and overhead) shall constitute Servicing Advances under this Agreement.

     Section 13.02 Prohibited Transactions and Activities.

     Neither the Depositor, the Trustee nor the Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of the Trust Fund, (iii) the termination of the Trust Fund REMIC pursuant to Article XI or (iv) a purchase of Mortgage Loans pursuant to Articles II or III), nor acquire any assets for the Trust Fund, nor sell or dispose of any investments in the Certificate Account for gain, nor accept any contributions to the Trust Fund REMIC after the Closing Date unless it has received an Opinion of Counsel (at the expense of the party seeking to cause such sale, disposition, substitution or acquisition) indicating that such sale, disposition, substitution or acquisition will not (a) affect adversely the status of the Trust Fund REMIC as a REMIC or (b) cause the Trust Fund REMIC to be subject to a tax on "prohibited transactions", "contributions" or, except as otherwise provided for in this Agreement, "net income from foreclosure property" pursuant to the REMIC Provisions.

     Section 13.03 Servicer and Trustee Indemnification.

     (a) The Trustee agrees to indemnify the Trust Fund, the Depositor and the Servicer for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Servicer, as a result of a breach of the Trustee's covenants set forth in
Article XII or this Article XIII.

     (b) The Servicer agrees to indemnify the Trust Fund, the Depositor and the Trustee for any taxes and costs including, without limitation, any reasonable attorneys' fees imposed on or incurred by the Trust Fund, the Depositor or the Trustee, as a result of a breach of the Servicer's covenants set forth in Articles V, VII, IX or this Article XIII with respect to compliance with the REMIC Provisions, including without limitation, any penalties arising from the Trustee's execution of Tax Returns prepared by the Servicer that contain material errors or omissions.

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



                                   ARTICLE XIV

                            MISCELLANEOUS PROVISIONS

     Section 14.01 Acts of Certificateholders.

     Except as otherwise specifically provided herein, whenever Certificateholder action, consent or approval is required under this Agreement, such action, consent or approval shall be deemed to have been taken or given on behalf of, and shall be binding upon, all Certificateholders with respect to a Group if the Majority Certificateholders of the related Group agree to take such action or give such consent or approval.

     Section 14.02 Amendment.

     (a) This Agreement may be amended from time to time by the Depositor, the Trustee and the Servicer by written agreement upon the prior written consent of the Certificate Insurer, without notice to or consent of the Certificateholders, to cure any error or ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions hereof, to evidence any succession to the Servicer, to comply with any changes in the Code, to amend this Agreement to modify, eliminate or add to any of its provisions to such extent as shall be necessary or appropriate to maintain the qualification of the Trust Fund REMIC as a REMIC under the Code or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be inconsistent with the provisions of this Agreement, or any Custodial Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel, at the expense of the party requesting the change, delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, or change the rights or obligations of any other party hereto without the consent of such party. The Trustee shall give prompt written notice to the Rating Agencies of any amendment made pursuant to this Section 14.02.

     (b) This Agreement may be amended from time to time by the Depositor, the Trustee and the Servicer and with the consent of the Certificate Insurer and (i) the Class 1A Majority Certificateholders in the case of an amendment affecting the Class 1A Certificates and (ii) the Class 2A Majority Certificateholders in the case of an amendment affecting the Class 2A Certificates; provided, however, that no such amendment shall be made unless the Trustee receives an Opinion of Counsel, at the expense of the party requesting the change, that such change will not adversely affect the status of the Trust Fund REMIC as a REMIC or cause a tax to be imposed on the Trust Fund REMIC, and provided further, that no such amendment shall reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate or reduce the percentage for each Class the Holders of which are required to consent to any such amendment without the consent of the Holders of 100% of each Class of Certificates affected thereby.

     (c) It shall not be necessary for the consent of Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

     Prior to the execution of any amendment to this Agreement, the Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's own rights, duties or immunities under this Agreement.

     In connection with the solicitation of consents of Certificateholders pursuant to this Section 14.02, upon written request of the Depositor, the Trustee shall provide written copies of the current Certificate Register to the Depositor.

     Section 14.03 Recordation of Agreement.

     To the extent permitted by applicable law, this Agreement, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificate holders' expense on direction of the Certificate Insurer or the Majority Certificateholders of both Groups, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

     Section 14.04 Duration of Agreement.

     This Agreement shall continue in existence and effect until terminated as herein provided.

     Section 14.05 Governing Law.

     This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

     Section 14.06 Notices.

     (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of Superior Bank, as Depositor, One Lincoln Centre, Oakbrook Terrace, Illinois 60181, Attention: William C.

Bracken, or such other addresses as may hereafter be furnished to the Certificateholders in writing by the Depositor, (ii) in the case of Superior Bank FSB, as Servicer, One Lincoln Centre, Oakbrook Terrace, Illinois 60181,
Attention: William C. Bracken, or such other addresses as may hereafter be furnished to the Certificateholders in writing by the Servicer, (iii) in the case of the Trustee, LaSalle National Bank, 135 S. LaSalle Street, Suite 1740, Chicago, Illinois 60674-4107, Attention: Asset-Backed Securities Trust Services Department - AFC 1998-4, (iv) in the case of the Certificateholders, as set forth in the Certificate Register, (v) in the case of Moody's, 99 Church Street, New York, New York 10007 Attention: Home Equity Loan Monitoring Group, (vi) in the case of S&P, 26 Broadway, 15th Floor, New York, New York 10004 Attention:
Residential Mortgage Surveillance Group, and (vii) in the case of the Certificate Insurer, Financial Guaranty Insurance Company, 115 Broadway, New York, New York 10006, Attention: Group Leader -- Research and Risk Management. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Certificateholders shall be effective upon mailing or personal delivery.

     (b) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

          1. Any material change or amendment to this Agreement;

          2. The occurrence of any Event of Default that has not been cured;

          3. The resignation or termination of the Servicer or the Trustee and the appointment of any successor;

          4. The repurchase or substitution of Mortgage Loans; and

          5. The final payment to Certificateholders.

     In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

          1. Each report to Certificateholders described in Section 6.08;

          2. Each annual statement as to compliance described in Section 7.04;
     and

          3. Each annual independent public accountants' servicing report described in Section 7.05.

     Section 14.07 Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

     Section 14.08 No Partnership.

     Nothing herein contained shall be deemed or construed to create a co-partnership or joint venture between the parties hereto and the services of the Servicer shall be rendered as an independent contractor and not as agent for the Certificateholders.

     Section 14.09 Counterparts.

     This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     Section 14.10 Successors and Assigns.

     This Agreement shall inure to the benefit of and be binding upon the Servicer, the Depositor, the Trustee and the Certificateholders and their respective successors and assigns.

     Section 14.11 Headings.

     The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

     Section 14.12 The Certificate Insurer.

     The Certificate Insurer shall be a third-party beneficiary of this Agreement, entitled to enforce any provisions hereof as if a party hereto. Any right conferred to the Certificate Insurer with respect to a Group shall be suspended during any period in which the Certificate Insurer is in default in its payment obligations under the Certificate Insurance Policy. At such time as the Certificates with respect to a Group are no longer outstanding hereunder, and no amounts owed to the Certificate Insurer hereunder with respect to such Group remain unpaid, the Certificate Insurer's rights hereunder with respect to such Group shall terminate.

     Section 14.13 Paying Agent.

     The Trustee hereby accepts appointment as Paying Agent. The Trustee may, subject to the eligibility requirements for the Trustee set forth in Section 12.06, other than Section 12.06(iv), appoint one or more other Paying Agents or successor Paying Agents.

     Each Paying Agent, immediately upon such appointment, shall signify its acceptance of the duties and obligations imposed upon it by this Agreement by written instrument of acceptance deposited with the Trustee with a copy being sent to the Certificate Insurer.

     Each such Paying Agent other than the Trustee shall execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of Section 6.06, that such Paying Agent will:

          (1) allocate all sums received for distribution to the Holders of Certificates of each Class for which it is acting as Paying Agent on each Remittance Date among such Holders in the proportion specified by the Trustee; and

          (2) hold all sums held by it for the distribution of amounts due with respect to the Certificates in trust for the benefit of the Holders entitled thereto until such sums shall be paid to such Holders or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided.

     Any Paying Agent other than the Trustee may at any time resign and be discharged of the duties and obligations created by this Agreement by giving at least sixty (60) days written notice to the Trustee. Any such Paying Agent may be removed at any time by an instrument filed with such Paying Agent signed by the Trustee.

     In the event of the resignation or removal of any Paying Agent other than the Trustee such Paying Agent shall pay over, assign and deliver any moneys held by it as Paying Agent to its successor, or if there be no successor, to the Trustee.

     Upon the appointment, removal or notice of resignation of any Paying Agent, the Trustee shall notify the Certificate Insurer and the Certificateholders by mailing notice thereof to their addresses appearing on the Certificate Register.

     Section 14.14 Actions of Certificateholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Certificateholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Certificateholders in person or by agent duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where required, to the Depositor or the Servicer. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, the Depositor and the Servicer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Certificateholder of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind every Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, or omitted to be done, by the Trustee, the Depositor or either Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

     (d) The Trustee may require additional proof of any matter referred to in this Section 14.14 as it shall deem necessary.

     Section 14.15 Grant of Security Interest.

     It is the express intent of the parties hereto that the conveyance of the Mortgage Loans and all other assets constituting the Trust Fund, by the Depositor to the Trustee be, and be construed as, a sale of the Mortgage Loans and such other assets constituting the Trust Fund by the Depositor and not a pledge by the Depositor to secure a debt or other obligation of the Depositor. However, in the event that, notwithstanding the aforementioned intent of the parties, the Mortgage Loans and other assets constituting the Trust Fund are held to be property of the Depositor, then it is the express intent of the parties that such conveyance be deemed as a pledge of the Mortgage Loans and all other assets constituting the Trust Fund to the Trustee to secure a debt or other obligation of the Depositor and this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code and the conveyances provided for in Section 2.01 hereof shall be deemed a grant by the Depositor to the Trustee of a security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans and all other assets constituting the Trust Fund. Accordingly, the Depositor hereby grants to the Trustee a security interest in the Mortgage Loans and all other assets constituting the Trust Fund for the purpose of securing to the Trustee the performance by the Depositor of the obligations under this Agreement. Notwithstanding the foregoing, the parties hereto intend the conveyances pursuant to Section 2.01 to be a true, absolute and unconditional sale of the Mortgage Loans and all other assets constituting the Trust Fund by the Depositor to the Trustee. The Depositor and the Trustee (at the written direction and expense of the Depositor) shall take such actions as may be necessary to ensure that if this Agreement were deemed to create a security interest, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such for the term of this Agreement. Without limiting the generality of the foregoing, the Servicer shall file, or shall cause to be filed, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code to perfect the Trustee's security interest in or lien on the Mortgage Loans, including, without limitation, (x) continuation statements and (y) such other statements as may be occasioned by (i) any change of name of the Depositor or Trustee, (ii) any change of location of the place of business or the chief executive office of the Depositor or (iii) any transfer of any interest of the Depositor in any Mortgage Loan.

     IN WITNESS WHEREOF, the Servicer, the Trustee and the Depositor have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

                           SUPERIOR BANK FSB, in its capacities as Depositor and Servicer


                           By:   /s/ William C. Bracken
                                 ----------------------------------------------
                                 Name:    William C. Bracken
                                 Title:   Chief Financial Officer
                                          Senior Vice President

                           LASALLE NATIONAL BANK, as Trustee



                           By:   /s/ Shashank Mishra
                                 ----------------------------------------------
                                 Name:    Shashank Mishra
                                 Title:   First Vice President

STATE OF                )
                        ) ss.:
COUNTY OF               )


     On the 24nd day of November, 1998 before me, a Notary Public in and for the State of Illinois, personally appeared William C. Bracken known to me to be a Senior Vice President of Superior Bank FSB, that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                   ------------------------------------
[SEAL]                                      Notary Public


                                    My Commission expires ____________

STATE OF                )
                        ) ss.:
COUNTY OF               )


     On the 24nd day of November, 1998 before me, a Notary Public in and for the State of Illinois, personally appeared Shashank Mishra known to me to be a First Vice President of LaSalle National Bank, the banking corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said banking corporation, and acknowledged to me that such corporation executed the within instrument.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                   -----------------------------------
[SEAL]                                      Notary Public


                                    My Commission expires ____________

                                    EXHIBIT A

                            CONTENTS OF MORTGAGE FILE

     With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, all of which shall be available for inspection by the Certificateholders, to the extent required by applicable laws:

     1. The original Mortgage Note, showing a complete chain of endorsements and endorsed by the last endorsee thereof "Pay to the order of _________ [or LaSalle National Bank, as Trustee under the Pooling and Servicing Agreement, dated as of November 1, 1998, Series 1998-4] without recourse" and signed, by facsimile or manual signature, by such last endorsee.

     2.   Either: (i) the original Mortgage, with evidence of recording thereon,
          (ii) a copy of the Mortgage certified as a true copy by a Responsible Officer of the Depositor or by the closing attorney, or by an officer of the title insurer or agent of the title insurer which issued the related title insurance policy, or commitment therefor, if the original has been transmitted for recording until such time as the original is returned by the public recording office or (iii) a copy of the Mortgage certified by the public recording office in those instances where the original recorded Mortgage has been lost.

     3. Either: (a) (1) the original Assignment of Mortgage from the last assignee of the related Mortgage assigned to the Trustee, with evidence of recording thereon, or (2) an original assignment of mortgage from the last assignee of the related Mortgage assigned in blank, or (b) if an original Assignment of Mortgage has not yet been provided in accordance with clause (a), an Assignment of Mortgage to the Trustee, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Mortgage to the Trustee submitted for recording (provided, however, that an appropriate officer or approved signatory of the Depositor may complete one or more blanket certificates attaching copies of one or more Assignments of Mortgage to the Trustee relating thereto) or (c) a copy of such original Assignment of Mortgage to the Trustee, with evidence of recording thereon, certified to be true and complete by the Depositor or the appropriate public recording office, in those instances where such original Assignment of Mortgage has been recorded but subsequently lost; any such Assignment of Mortgage may be made by blanket assignments for Mortgage Loans secured by the Mortgaged Properties located in the same county, if permitted by applicable law.

     4. The original policy of title insurance or a true copy thereof or, if such policy has not yet been delivered by the insurer, the commitment or binder to issue same, and, with respect to a Manufactured Home Loan, a manufactured housing unit

          (American Land Title Association 7) endorsement from the title insurer stating that the insurer agrees that the related manufactured housing unit is included within the term "land" when used in the title policy.

     5. Originals of all assumption and modification agreements, if any, or a copy certified as a true copy by a Responsible Officer of the Depositor if the original has been transmitted for recording until such time as the original is returned by the public recording office.

     6. Either: (i) originals of all intervening assignments, if any, showing a complete chain of title from the originator to the last assignee of the related Mortgage, including any recorded warehousing assignments, with evidence of recording thereon, or, (ii) if the original intervening assignments have not yet been returned from the recording office, a copy of the originals of such intervening assignments together with a certificate of a Responsible Officer of the Depositor or the closing attorney or an officer of the title insurer which issued the related title insurance policy, or commitment therefor, or its duly authorized agent certifying that the copy is a true copy of the original of such intervening assignments or (iii) a copy of the intervening assignment certified by the public recording office in those instances where the original recorded intervening assignment has been lost.

     7. Proof of hazard insurance in the form of the declaration page of a hazard insurance policy together with a direction to the insurer or agent to add the name of the mortgagee, its successors and assigns, as mortgagee/loss payee, or hazard insurance policy endorsement that names the Depositor, its successors and assigns, as a mortgagee/loss payee, and, if such endorsement does not show the amount insured by the related hazard insurance policy, some evidence of such amount except with respect to those Mortgage Loans purchased by the Depositor from an investor as to which such proof of hazard insurance shall be delivered not later than 180 days after the Closing Date and, if required by law, flood insurance policy, with extended coverage of the hazard insurance policy.

     8. With respect to each Multifamily Loan Mixed Use Loan and Commercial Loan, (i) if such item is a document separate from the Mortgage either
          (a) an original copy of the related Assignment of Leases, if any (with recording information indicated thereon), or (b) if the original of such Assignment of Leases has not yet been returned from the filing office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such Assignment of Leases submitted for filing; (ii) an original assignment of any related Assignment of Leases, if any (if such document is a document separate from the Mortgage and not incorporated in the Assignment of Mortgage), in blank and in recordable form; (iii) if such item is a document separate from the Mortgage either (A) an original copy of all intervening assignments of Assignment of Leases, if any (with recording information indicated thereon), or (B) if the original of such intervening assignments of Assignment of Leases has not yet been returned from the recording office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignment of Assignment of Leases submitted for recording; (iv) either (a) a copy of the UCC-1 financing statement and any related continuation statements, if any, each showing the Mortgagor as debtor and mortgagee as secured party and each with evidence of filing thereon, or (b) if the copy of the UCC-1 financing statement has not yet been returned from the filing office, a copy of such UCC-1 financing statement, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such UCC-1 financing statement submitted for filing; (v) an original executed form UCC-2 or UCC-3 financing statement, in form suitable for filing, disclosing the assignment in blank, of the security interest in the personal property constituting security for repayment of the Mortgage Loan; and (vi) either (A) an original copy of all intervening assignments of UCC-3 financing statements, if any (with evidence of filing thereon), or (B) if the original of such intervening assignments of UCC-3 financing statements has not yet been returned from the filing office, a copy of such original, certified by an appropriate officer or approved signatory of the Depositor or the closing attorney or any officer of the title insurer that issued the related title insurance policy, or commitment therefor, or its duly authorized agent, as being a true and complete copy of the original of such intervening assignments of UCC-3 financing statements submitted for recording. If in connection with any Mortgage Loan the Depositor cannot deliver any such financing statement(s) with evidence of filing thereon because such financing statement(s) has not yet been returned by the public filing office where such financing statement(s) has been submitted for filing, then the Depositor shall deliver or cause to be delivered a photocopy of such financing statement(s) (certified by the Depositor to be a true and complete copy) together with an officers' certificate stating that such financing statement(s) has been dispatched to the appropriate public filing office for filing.

     9. Mortgage Loan closing statement and any other truth-in-lending or real estate settlement procedure forms required by law.

     10.  Residential loan application.

     11.  Verification of employment and income, and tax returns, if any.

     12.  Credit report on the mortgagor.

     13. The full appraisal made in connection with the origination of the related Mortgage Loan with photographs of the subject property and of comparable properties, constituting evidence sufficient to indicate that the Mortgaged Property relates to a Residential Dwelling.

     14. With respect to Group 1, to the extent that such Group 1 Mortgage Loan is secured by a second priority lien, a verification of the first mortgage.

     15. All other papers and records developed or originated by the Depositor or others, required to document the Mortgage Loan or to service the Mortgage Loan.

                                   EXHIBIT B-1

                         [FORM OF CLASS 1A CERTIFICATE]

                                  [DTC LEGEND]

                   AFC Mortgage Loan Asset Backed Certificate

Series 1998-4
Class 1A[-1][-2]

No.________

Date of Pooling and
Servicing Agreement:
November 1, 1998

Servicer:
Superior Bank FSB

First Remittance Date:
December 28, 1998

Closing Date:
November 24, 1998

Class 1A[-1][-2]
Pass-Through Rate:
variable

CUSIP #:
Original Class 1A[-1][-2]
Principal Balance:
$___________.


Original Dollar Amount as of the Closing
Date Represented by this Certificate:
$_______________.

Percentage Interest of
this Certificate:
       %


Original [Sub-Pool I] [Sub-Pool II] Principal
Balance: $_____________

Original [Sub-Pool I] [Sub-Pool II] Pre-
Funded Amount: $_____________

Latest Scheduled Maturity Date of the Class
A Certificates:
___________ 1, 20__

Trustee:  LaSalle National Bank


     This certifies that ________ is the registered owner of the percentage interest (the "Percentage Interest") specified above in that certain beneficial ownership interest evidenced by all the Class 1A[-1][-2] Certificates of the above referenced series (the "Class 1A[-1][-2] Certificates") in a Trust Fund consisting primarily of certain residential first and second mortgage loans (the "Mortgage Loans") serviced by Superior Bank FSB (the "Servicer"). The Mortgage Loans were originated or acquired by Superior Bank FSB (the "Depositor"). The Trust Fund will be created by the Depositor and the Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement") by and among the Servicer, the Depositor and LaSalle National Bank, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. The Cut-off Date with respect to the Group 1 Initial Mortgage Loans is November 1, 1998. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which terms and provisions the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     On each Remittance Date, commencing on December 28, 1998, the Trustee or Paying Agent shall distribute to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Remittance Date with respect to the Class 1A Certificates and the Class 2A Certificates, and the last Business Day of the month preceding the month of such Remittance, with respect to the Class R Certificates (each, a "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class 1A[-1][-2] Certificates on such Remittance Date pursuant to Section 6.06 of the Agreement.

     Distributions on this Certificate will be made by the Trustee or Paying Agent by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record (i) any Class R Certificate or (ii) any Class A Certificate with an initial related Class A Principal Balance in excess of $5,000,000, and shall have so notified the Trustee in writing at least five Business Days prior to the related Remittance Date, or otherwise by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in Chicago, Illinois.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed under its official seal.


                                            LASALLE NATIONAL BANK,
                                              as Trustee


                                             By: ___________________________
                                                     Authorized Officer




Dated:________________________
(Seal)






                          CERTIFICATE OF AUTHENTICATION


     This is a Class 1A[-1][-2] Certificate referred to in the within-mentioned Agreement.

                                LASALLE NATIONAL BANK, as Certificate Registrar


                                 By:______________________________________
                                         Authorized Officer

                                   EXHIBIT B-2

                         [FORM OF CLASS 2A CERTIFICATE]

                                  [DTC LEGEND]

                   AFC Mortgage Loan Asset Backed Certificate

Series 1998-4                      Original Class 2A[-1][-2]
Class 2A[-1][-2]                   Principal Balance:

No.________                        $___________.

Date of Pooling and                Original Dollar Amount as of the Closing
Servicing Agreement:               Date Represented by this Certificate:
November 1, 1998                   $_______________.

Servicer:                          Percentage Interest of
Superior Bank FSB                  this Certificate:
                                                     %
First Remittance e:                Original [Sub-Pool III] [Sub-Pool IV]
December 28, 1998                  Principal
                                   Balance: $______________
Closing Date:
November 24, 1998                  Original [Sub-Pool III] [Sub-Pool IV] Pre-
                                   Funded Amount:
Pass-Through Rate:                 $_____________.
Variable

CUSIP #:                           Latest Scheduled Maturity Date of the Class
                                   A Certificates:
                                   ___________ 1, 20__

Trustee:  LaSalle National Bank

     This certifies that __________ is the registered owner of the percentage interest (the "Percentage Interest") specified above in that certain beneficial ownership interest evidenced by all the Class 2A[-1][-2] Certificates of the above referenced series (the "Class 2A Certificates") in a Trust Fund consisting primarily of certain residential first and second mortgage loans (the "Mortgage Loans") serviced by Superior Bank FSB (the "Servicer"). The Mortgage Loans were originated or acquired by Superior Bank FSB (the "Depositor"). The Trust Fund will be created by the Depositor and the Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement") by and among the Servicer, the Depositor and LaSalle National Bank, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. The Cut-off Date with respect to the Group 2 Initial Mortgage Loans is November 1, 1998. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the

Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which terms and provisions the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     On each Remittance Date, commencing on December 28, 1998, the Trustee or Paying Agent shall distribute to the Person in whose name this Certificate is registered on the Business Day immediately preceding such Remittance Date, with respect to the Class 1A Certificates and the Class 2A Certificates, and the last Business Day of the month preceding the month of such Remittance Date, with respect to the Class R Certificates (each, a "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Class 2A[-1][-2] Certificates on such Remittance Date pursuant to Section 6.06 of the Agreement.

     Distributions on this Certificate will be made by the Trustee or Paying Agent by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record (i) any Class R Certificate or (ii) any Class A Certificate with an initial related Class A Principal Balance in excess of $5,000,000, and shall have so notified the Trustee in writing at least five Business Days prior to the related Remittance Date, or otherwise by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in Chicago, Illinois.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed under its official seal.


                                            LASALLE NATIONAL BANK,
                                              as Trustee


                                             By:_______________________________
                                                     Authorized Officer




Dated:________________________
(Seal)






                          CERTIFICATE OF AUTHENTICATION


     This is a Class 2A[-1][-2] Certificate referred to in the within-mentioned Agreement.

                                LASALLE NATIONAL BANK, as Certificate Registrar


                                 By:_________________________________
                                         Authorized Officer

                                   EXHIBIT B-3

                          [FORM OF CLASS R CERTIFICATE]

THIS CERTIFICATE HAS NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAW OF ANY STATE. ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE WITHOUT SUCH REGISTRATION OR QUALIFICATION MAY BE MADE ONLY IN A TRANSACTION WHICH DOES NOT REQUIRE SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CLASS R CERTIFICATE MAY BE MADE ONLY IF (1) THE PROPOSED TRANSFEREE PROVIDES TO THE TRUSTEE AN AFFIDAVIT STATING AMONG OTHER THINGS THAT SUCH TRANSFEREE IS A PERMITTED TRANSFEREE (AS DEFINED IN THE POOLING AND SERVICING AGREEMENT) OR AN AGENT OF A PERMITTED TRANSFEREE AND (2) THE PROPOSED TRANSFEROR PROVIDES TO THE TRUSTEE A CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEROR HAS NO KNOWLEDGE THAT THE PROPOSED TRANSFEREE IS NOT A PERMITTED TRANSFEREE AND NO PURPOSE OF SUCH PROPOSED TRANSFER IS TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER OF THIS CLASS R CERTIFICATE TO A PERSON OTHER THAN A PERMITTED TRANSFEREE OR AN AGENT OF A PERMITTED TRANSFEREE SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE.

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO A NON-UNITED STATES PERSON AS SUCH TERM IS DEFINED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

NO TRANSFERS OF THIS CERTIFICATE OR ANY INTEREST HEREIN SHALL BE MADE TO ANY EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR A PLAN WITHIN THE MEANING OF SECTION 4975(E)(1) OF THE INTERNAL REVENUE CODE OF 1986 ("CODE") (A "PLAN"), TO A TRUSTEE OR OTHER PERSON ACTING ON BEHALF OF ANY PLAN, OR TO ANY OTHER PERSON USING THE ASSETS OF ANY PLAN UNLESS THE TRANSFEREE PROVIDES THE DEPOSITOR, THE TRUSTEE AND THE SERVICER UNDER THE POOLING AND SERVICING AGREEMENT WITH AN

OPINION OF COUNSEL SATISFACTORY TO THE DEPOSITOR, THE TRUSTEE AND THE SERVICER, WHICH OPINION WILL NOT BE AT THE EXPENSE OF THE DEPOSITOR, THE TRUSTEE OR THE SERVICER, THAT THE PURCHASE OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE AND WILL NOT SUBJECT THE DEPOSITOR, THE TRUSTEE OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. IN LIEU OF SUCH OPINION OF COUNSEL, THE TRANSFEREE MAY PROVIDE A CERTIFICATION SUBSTANTIALLY TO THE EFFECT THAT THE PURCHASE OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN IS PERMISSIBLE UNDER APPLICABLE LAW, WILL NOT SUBJECT THE DEPOSITOR, THE TRUSTEE OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT, AND THE FOLLOWING STATEMENTS ARE CORRECT: (I) THE TRANSFEREE IS AN INSURANCE COMPANY AND THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 95-60), (II) THE CONDITIONS SET FORTH IN SECTIONS I AND III OF PTCE 95-60 HAVE BEEN SATISFIED AND (III) THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNTS RESERVES AND LIABILITIES FOR CONTRACTS HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR ANY "AFFILIATE" THEREOF, AS DEFINED IN PTCE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEED 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS DETERMINED UNDER PTCE 95-60) AS OF THE DATE OF THE ACQUISITION OF CERTIFICATE.

                   AFC Mortgage Loan Asset Backed Certificate

    Series 1998-4                      Percentage Interest of
    Class R                            this Certificate:
                                       ____%
    No.______

    Date of Pooling and                Original Pool Principal Balance:
    Servicing Agreement:               $________________.
    November 1, 1998
                                       Original Pre-Funded Amount:
    Servicer:                          $___________.
    Superior Bank FSB
                                       Trustee:  LaSalle National Bank

    First Remittance Date:             Closing Date:
    December 28, 1998                  November 24, 1998

     This certifies that ______ is the registered owner of the percentage interest (the "Percentage Interest") specified above in that certain beneficial ownership interest evidenced by all the Class R Certificates of the above referenced Series (the "Class R Certificates") in a Trust Fund consisting primarily of certain residential first and second mortgage loans (the "Mortgage Loans") serviced by Superior Bank FSB (the "Servicer"). The Mortgage Loans were originated or acquired by Superior Bank FSB (the "Depositor"). The Trust Fund will be created by the Depositor and the Mortgage Loans will be serviced by the Servicer pursuant to the terms and conditions of that certain Pooling and Servicing Agreement dated as of November 1, 1998 (the "Agreement") by and among the Servicer, the Depositor and LaSalle National Bank, as trustee (the "Trustee"), certain of the pertinent provisions of which are set forth herein. The Cut-off Date with respect to the Initial Mortgage Loans is November 1, 1998. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     On each Remittance Date, commencing on December 28, 1998, the Trustee or a Paying Agent shall distribute to the Person in whose name this Certificate is registered on the last Business Day of the month preceding the month of such Remittance (the "Record Date"), an amount equal to the product of the Percentage Interest evidenced by this Certificate and any amounts required to be distributed to the Holders of the Class R Certificates on such Remittance Date pursuant to the Agreement.

     Distributions on this Certificate will be made by the Trustee or Paying Agent by wire transfer of immediately available funds to the account of the Person entitled thereto as shall appear on the Certificate Register without the presentation or surrender of this Certificate or the making of any notation thereon, at a bank or other entity having appropriate facilities therefor, if such Person shall own of record (i) any Class R Certificate or (ii) any Class A Certificate with an initial related Class A Principal Balance in excess of $5,000,000, and shall have so notified the Trustee in writing at least five Business Days prior to the related Remittance Date, or otherwise by check mailed to the address of such Person appearing in the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Servicer of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for that purpose by the Certificate Registrar in Chicago, Illinois.

     No transfers of this Certificate or any interest herein shall be made to any employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or a plan within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code") (a "Plan"), to a trustee or other person acting on behalf of any Plan, or to any other person using the assets of any Plan unless the transferee provides the Depositor, the Trustee and the Servicer under the Pooling and Servicing Agreement with an opinion of counsel satisfactory to the Depositor, the Trustee and the Servicer, which opinion will not be at the expense of the Depositor, the Trustee or the Servicer, that the purchase of this Certificate by or on behalf of such Plan is permissible under applicable law, will not constitute or result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Depositor, the Trustee or the Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement. In lieu of such opinion of counsel, the transferee may provide a certification substantially to the effect that the purchase of this Certificate by or on behalf of such Plan is permissible under applicable law, will not subject the Depositor, the Trustee or the Servicer to any obligation in addition to those undertaken in the Pooling and Servicing Agreement, and the following statements are correct: (i) the transferee is an insurance company and the source of funds used to purchase this Certificate is an "insurance company general account" (as such term is defined in Prohibited Transaction Class Exemption ("PTCE") 95-60), (ii) the conditions set forth in Sections I and III of PTCE 95-60 have been satisfied and (iii) there is no Plan with respect to which the amount of such general accounts reserves and liabilities for contracts held by or on behalf of such Plan and all other Plans maintained by the same employer (or any "affiliate" thereof, as defined in PTCE 95-60) or by the same employee organization exceed 10% of the total of all reserves and liabilities of such general account (as determined under PTCE 95-60) as of the date of the acquisition of Certificate.

     As provided in the Agreement and subject to certain limitations therein set forth, including, without limitation, execution and/or delivery by the proposed transferor and/or transferee, as appropriate, the Resale Certification (Exhibit D to the Agreement), and, if required by the Trustee, an opinion of counsel relating to the exemption from registration under the 1933 Act pursuant to which the proposed transfer is to be made, the Transfer Affidavit (Exhibit J to the Agreement) and Transfer Certificate (Exhibit J-1 to the Agreement) described in
Section 4.02(c)(ii) of the Agreement, and, if the proposed transferee is a Plan, the certification and opinion of counsel described on the front of this Certificate, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in Chicago, Illinois, accompanied by a written instrument of transfer in the form of Exhibit E to the Agreement, or such other endorsement or written instrument of transfer as is satisfactory to the Trustee, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations of a like Class evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

     IN WITNESS WHEREOF, the Trustee on behalf of the Trust has caused this Certificate to be duly executed under its official seal.


                                            LASALLE NATIONAL BANK,
                                              as Trustee


                                            By:________________________________
                                                     Authorized Officer






Dated:________________________
(Seal)






                          CERTIFICATE OF AUTHENTICATION


     This is a Class R Certificate referred to in the within-mentioned
Agreement.

                                            LASALLE NATIONAL BANK,
                                              as Certificate Registrar


                                            By:________________________________
                                                     Authorized Officer

                                   EXHIBIT B-4

                        [Form of Reverse of Certificate]


     This Certificate is one of a duly authorized issue of Certificates designated as AFC Mortgage Loan Asset Backed Certificates, Series 1998-4, Class 1A-1, Class 1A-2, Class 2A-1, Class 2A-2 and Class R (herein called the "Certificates") consisting of Group 1 and Group 2 Mortgage Loans, and representing undivided ownership of (i) such Mortgage Loans as from time to time are subject to the Agreement, together with the Mortgage Files relating thereto,
(ii) such assets as from time to time are identified as REO Property with respect to the related Group or are deposited in the related Certificate Account, related Reserve Account, related Principal and Interest Account, related Trustee Expense Account, related Pre-Funding Account and the related Interest Coverage Account, including amounts on deposit in the foregoing accounts and invested in Permitted Instruments, (iii) the Trustee's rights under all insurance policies with respect to the Mortgage Loans required to be maintained pursuant to the Agreement and any Insurance Proceeds, (iv) the Certificate Insurance Policy (as defined below), (v) Liquidation Proceeds and
(vi) Released Mortgaged Property Proceeds (all of the foregoing being hereinafter collectively called the "Trust Fund"). The Depositor's Yield and amounts due on or before the Cut-off Date in the case of Initial Mortgage Loans or on or before a Subsequent Cut-off Date in the case of Subsequent Mortgage Loans do not constitute part of the Trust Fund. The Class R Certificates are subordinated in right of payment to the Class A Certificates, as set forth in the Agreement.

     The Certificates do not represent an obligation of, or an interest in, the Servicer, the Depositor or the Trustee and are not insured or guaranteed by the Federal Deposit Insurance Corporation, the Government National Mortgage Association, the Federal Housing Administration or the Department of Veterans Affairs or any other governmental agency. The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, the Excess Spread with respect to the related Group, the related Pre-Funded Amount, the related Reserve Account Deposit, the related Reserve Account Interest Deposit, the related Interest Coverage Amount, and amounts payable under the Certificate Insurance Policy, all as more specifically set forth herein and in the Agreement. To the extent described in the Agreement, the Class 1A and Class 2A Certificates are cross-collateralized and, in certain circumstances, Excess Spread and principal collections on a Group will be available to Holders of the Class A Certificates related to the other Group. In the event Servicer funds are advanced with respect to any Mortgage Loan, such advance is reimbursable to the Servicer from related recoveries on such Mortgage Loan.

     Financial Guaranty Insurance Company (the "Certificate Insurer") has issued a surety bond (the "Certificate Insurance Policy") with respect to the Class A Certificates, a copy of which is attached to the Agreement.

     As provided in the Agreement, deposits and withdrawals from the related Principal and Interest Account, the related Certificate Account, the related Reserve Account, the related Trustee Expense Account and the related Interest Coverage Account may be made by the Servicer or the Trustee, as the case may be, from time to time for purposes other than distributions to

Certificateholders, such purposes including reimbursement to the Servicer or the Depositor of advances made, or certain expenses incurred, by each, and the payment of fees due and owing to the Servicer, the Trustee and the Certificate Insurer.

     Subject to certain restrictions, the Agreement permits the amendment thereof by the Servicer, the Depositor and the Trustee with the consent of the Certificate Insurer, (i) the Class 1A Majority Certificateholders in the case of an amendment solely affecting the Class 1A Certificates and (ii) the Class 2A Majority Certificateholders in the case of an amendment solely affecting the Class 2A Certificates (although in certain limited circumstances the Agreement may be amended without the consent of any Certificateholder). The Agreement permits the related Majority Certificateholders, on behalf of all related Certificateholders, subject to the consent of the Certificate Insurer, or the Certificate Insurer, to waive any default by the Servicer in the performance of its obligations under the Agreement with respect to the related Sub-Pool and its consequences, except a default in making any required distribution on a Certificate. Any such consent or waiver by the related Majority Certificateholders or the Certificate Insurer shall be conclusive and binding on the Holder of this Certificate and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies maintained by the Trustee in Chicago, Illinois, accompanied by a written instrument of transfer in the form required by the Agreement, or such other endorsement or written instrument of transfer as is satisfactory to the Trustee, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized denominations of a like Class evidencing the same aggregate undivided Percentage Interest will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Class 1A-1, Class 1A-2, Class 2A-1, Class 2A-2 and Class R Certificates. As provided in the Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of a like Class evidencing the same undivided ownership interest, as requested by the Holder surrendering the same. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Servicer, the Depositor, the Trustee and the Certificate Registrar, and any agent of any of the foregoing, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the foregoing shall be affected by notice to the contrary.

     The obligations created by the Agreement shall terminate upon notice to the Trustee of: (i) the later of the distribution to Certificateholders of the final payment or collection with respect to the last Mortgage Loan (or Monthly Advances of same by the Servicer), or the disposition of all funds with respect to the last Mortgage Loan and the remittance of all funds due under the Agreement and the payment of all amounts due and payable to the Certificate Insurer and the Trustee, (ii) the purchase by the Servicer of all outstanding Mortgage Loans and REO Properties of the Group at a price determined as provided in the Agreement (the exercise of the right of the Servicer to purchase all the Mortgage Loans and property in respect of Mortgage Loans will result in early retirement of the Certificates), the right of the Servicer to purchase being subject to the aggregate principal balance of the Mortgage Loans at the time of purchase being less than five percent (5%) of the sum of the Pool Principal Balance and the Original Pre-Funded Amounts, or
(iii) by the mutual consent of the Servicer, the Certificate Insurer and all Certificateholders in writing. In no event, however, shall the Trust Fund terminate later than twenty-one years after the death of the last surviving lineal descendant of the Person named in the Agreement. By its acceptance of this Certificate, the Certificateholder hereby appoints the Servicer as its attorney-in-fact to adopt a plan of liquidation of the Trust Fund in accordance with Section 11.02 of the Agreement.

     Unless the certificate of authentication hereon has been executed by the Trustee or the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                    EXHIBIT C

                 PRINCIPAL AND INTEREST ACCOUNT LETTER AGREEMENT


                                           (date)

                  To:   ____________________________

                        ____________________________

                        ____________________________  (the "Depository")

     As "Servicer" under the Pooling and Servicing Agreement, dated as of November 1, 1998, among Superior Bank FSB, as depositor ("Depositor") and servicer (the "Servicer"), and LaSalle National Bank, as Trustee (the "Agreement"), we hereby authorize and request you to establish four accounts, as Principal and Interest Accounts pursuant to Section 5.03 of the Agreement, to be designated as "Sub-Pool I Principal and Interest Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4", "Sub-Pool II Principal and Interest Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4", "Sub-Pool III Principal and Interest Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4" and "Sub-Pool IV Principal and Interest Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4." All deposits in the accounts shall be subject to withdrawal therefrom by order signed by the Servicer in accordance with terms of the Agreement. You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below. This letter is submitted to you in duplicate. Please execute and return one original to us.


                                            SUPERIOR BANK FSB



                                            By:________________________________

                                            Name:______________________________

                                            Title:_____________________________

     The undersigned hereby certifies that the above described accounts have each been established as a trust account under Account Number ___________ with respect to Sub-Pool I, Account Number __________ with respect to Sub-Pool II, Account Number __________ with respect to Sub-Pool III and Account Number __________ with respect to Sub-Pool IV at the office of the Depository indicated above, and agrees to honor withdrawals on such accounts as provided above. The amounts deposited at any time in the accounts will be insured to the maximum amount provided by applicable law by the Federal Deposit Insurance Corporation.

                                            [DEPOSITORY]


                                            By:________________________________

                                            Name:______________________________

                                            Title:_____________________________

                                    EXHIBIT D

                              RESALE CERTIFICATION

                                                     ___________, 19__


[Depositor]
[Servicer]
[Trustee]
[Certificate Insurer]
[Certificate Registrar]

  Re: Class ___ Certificate, No. __ (the "Certificate"), issued pursuant to that certain Pooling and Servicing Agreement, AFC Mortgage Loan Asset Backed Certificates, Series 1998-4, dated as of November 1, 1998 among Superior Bank FSB, as Depositor and Servicer and LaSalle National Bank, as Trustee
      -------------------------------------------------------------------------

Dear Sirs:

     ____________________________________________________ as registered holder
("Seller") intends to transfer the captioned Certificate to __________________ ___________________________ ("Purchaser"), for registration in the name of
________________________________.

     1. In connection with such transfer, and in accordance with Section 4.02 of the captioned Agreement, Seller hereby certifies to you the following facts:
Neither the Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Certificate under the Securities Act of 1933, as amended (the "1933 Act"), or which would render the disposition of the Certificate a violation of Section 5 of the 1933 Act or require registration pursuant thereto.

     2. The Purchaser warrants and represents to, and covenants with, the Seller, the Trustee and the Servicer pursuant to Section 4.02 of the Pooling and Servicing Agreement that:

          a. The Purchaser agrees to be bound, as Certificateholder, by all of the terms, covenants and conditions of the Pooling and Servicing Agreement, the Certificate and the Custodial Agreement, and from and after the date hereof, the Purchaser assumes for the benefit of each of the Servicer and the Seller all of the Seller's obligations as Certificateholder thereunder;

          b. The Purchaser understands that the Certificate has not been registered under the 1933 Act or the securities laws of any state;

          c. The Purchaser is acquiring the Certificate [for investment] for its own account only and not for any other person;

          d. The Purchaser considers itself a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investment in the Certificate;

          e. The Purchaser has been furnished with all information regarding the Certificate that it has requested from the Seller, the Trustee or the Servicer; and

          f. Neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Certificate, any interest in the Certificate or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificate, any interest in the Certificate or any other similar security from, or otherwise approached or negotiated with respect to the Certificate, any interest in the Certificate or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Certificate under the 1933 Act or which would render the disposition of the Certificate a violation of
     Section 5 of the 1933 Act or require registration pursuant thereto, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Certificate.

     3. The Purchaser warrants and represents to, and covenants with, the Seller, the Servicer and the Depositor that:

          a. The Purchaser agrees to be bound, as Certificateholder, by the restrictions on transfer contained in the Pooling and Servicing Agreement;

          b. Either: (1) the Purchaser is not an employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (a "Plan"), or a plan within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code") (also a "Plan"), and the Purchaser is not a trustee or other person acting on behalf of any Plan; or (2) Purchaser has attached either the certification and Opinion of Counsel required under Section 4.02(c)(vii) of the Pooling and Servicing Agreement.

     4. This Certification may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have caused this Resale Certification to be executed by their duly authorized officers as of the date first above written.

_____________________________________,       __________________________________,
Seller                                       Purchaser


By:__________________________________        By:________________________________

Name:________________________________        Name:______________________________

Title:_______________________________        Title:_____________________________

Taxpayer                                     Taxpayer
Identification No.___________________        Identification No._________________

                                    EXHIBIT E

                                   ASSIGNMENT

     THIS ASSIGNMENT dated as of the day ___ of __________, 19__, by and between ___________________________________________________ ("Assignor") and
_____________________________________ ("Assignee"), provides:

     That for and in consideration of the sum of TEN DOLLARS ($10.00) and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereby agree as follows:

     1. Assignor hereby grants, transfers and assigns to Assignee all of the right, title and interest of Assignor, as Certificateholder, in, to and under that certain Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 1998, by and among LaSalle National Bank, as Trustee ("Trustee"), and Superior Bank FSB, as Depositor and Servicer, and that certain Certificate, Class _____, No. __, Series 1998-4 (the "Certificate") issued thereunder and authenticated by the Trustee.

     2. For the purpose of inducing Assignee to purchase the Certificate from Assignor, Assignor warrants and represents that:

          a. Assignor is the lawful owner of the Certificate with the full right to transfer the Certificate free from any and all claims and encumbrances whatsoever;

          b. The Assignor has not received notice, and has no knowledge of any offsets, counterclaims or other defenses available to the Servicer with respect to the Pooling and Servicing Agreement or the Certificate; and

          c. [The Assignor has no knowledge of and has not received notice of any amendments to the Pooling and Servicing Agreement or the Certificate.] [The Pooling and Servicing Agreement has been amended pursuant to _____________ dated _________________]

     3. By execution hereof Assignee agrees to be bound, as Certificateholder, by all of the terms, covenants and conditions of the Pooling and Servicing Agreement and the Certificate, and from and after the date hereof Assignee assumes for the benefit of each of the Servicer, the Depositor, the Trustee, the Certificate Registrar and the Assignor all of Assignor's obligations as Certificateholder thereunder.

     4. The Assignee warrants and represents to, and covenants with, the Assignor, the Depositor, the Trustee, the Certificate Registrar and the Servicer that:

          a. The Assignee agrees to be bound, as Certificateholder, by the restrictions on transfer contained in the Pooling and Servicing Agreement; and

          b. [In the case of an assignment of a Class R Certificate only]
     Either: (1) the Assignee is not an employee benefit plan within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (a "Plan"), or a plan within the meaning of section 4975(e)(1) of the Internal Revenue Code of 1986 ("Code") (also a "Plan"), and the Assignee is not a trustee or other person acting on behalf of any Plan; or (2) Purchaser has attached either the certification and Opinion of Counsel required under Section 4.02(c)(vii) of the Pooling and Servicing Agreement.

     5. This Assignment may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     WITNESS the following signatures.


_____________________________________,       __________________________________,
Assignor                                     Assignee


By:__________________________________        By:________________________________

Name:________________________________        Name:______________________________

Title:_______________________________        Title:_____________________________

Taxpayer                                     Taxpayer
Identification No.___________________        Identification No._________________

State of ___________    )
                        ) ss.:
County of __________    )

     On the ___________ day of ______________, 19__ before me, a Notary Public in and for the State of __________, personally appeared ___________ known to me to be ________________________ of _________________________________, the
________________ that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such ________________ executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                   ___________________________________
                                            Notary Public


                                    My Commission expires ____________

State of ___________    )
                        ) ss.:
County of __________    )

     On the ___________ day of ______________, 19__ before me, a Notary Public in and for the State of ____________, personally appeared ___________ known to me to be ________________________ of _________________________________, the
________________ that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such ________________ executed the within instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.




                                   ___________________________________
                                            Notary Public


                                    My Commission expires ____________

                                  EXHIBIT E(1)

                            WIRING INSTRUCTIONS FORM

                                                     ______________, 19__


[Paying Agent]

[Trustee]

   Re: AFC Mortgage Loan Asset Backed Certificates, Series 1998-4, Class ___, No. __, issued pursuant to that certain Pooling and Servicing Agreement, dated as of November 1, 1998, among Superior Bank FSB, as Depositor and Servicer, and LaSalle National Bank, as Trustee
        ------------------------------------------------------------------------

Dear Sir:

     In connection with the sale of the above-captioned Certificate by __________ to ______________________ ("Transferee") you, as Paying Agent with respect to the related Certificates, are instructed to make all remittances to Transferee as Certificateholder as of _________, 199_ by wire transfer. For such wire transfer, the wiring instructions are as follows:

                                 Bank Name:     _______________________________
                                 City & State:  _______________________________
                                 ABA No.:       _______________________________
                                 Account Name:  _______________________________
                                 Account No.:   _______________________________
                                 Attention:     _______________________________


                                        ________________________________
                                        Transferee


Certificateholder's notice address:

 Name:

 Address:

                                    EXHIBIT F

                      FORM OF TRUSTEE INITIAL CERTIFICATION

                                                            ______________, 19__
[Certificate Insurer]

[Servicer]

[Purchaser]

[Certificateholder]

         Re: Pooling and Servicing Agreement, dated as of November 1, 1998 (the
             "Pooling and Servicing Agreement"), among Superior Bank FSB, as Depositor and Servicer, and LaSalle National Bank, as Trustee
             ------------------------------------------------------------------

Gentlemen:

     In accordance with Section 2.05 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, if any (the "Loan Exception Report"), it or the Custodian on its behalf has received the documents referred to in Section 2.04(a) of the Pooling and Servicing Agreement with respect to each Mortgage Loan listed in the related Mortgage Loan Schedule and such documents appear to bear original signatures or copies of original signatures if the original documents have not yet been delivered.

     The Trustee has made no independent examination of any such documents beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any such documents or any of the Mortgage Loans identified on the related Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                                LASALLE NATIONAL BANK,
                                                      as Trustee

                                               By:_____________________________

                                               Name:___________________________

                                               Title:__________________________

                                   EXHIBIT F-1

                      FORM OF TRUSTEE INTERIM CERTIFICATION



                                                            ______________, 19__


[Certificate Insurer]

[Depositor]

[Servicer]

[Certificateholders]

         Re: Pooling and Servicing Agreement, dated as of November 1, 1998 (the "Pooling and Servicing Agreement"), among Superior Bank FSB, as Depositor and Servicer, and LaSalle National Bank, as Trustee
              ------------------------------------------------------------------

Gentlemen:

     In accordance with the provisions of Section 2.05 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan listed on the attachment hereto), it has reviewed (or caused to be reviewed) the documents delivered to it or the Custodian on its behalf pursuant to Section 2.04 of the Pooling and Servicing Agreement and has determined that, except as noted on the attachment hereto, (i) all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement as of the date hereof are in its possession or in the possession of the Custodian on its behalf (other than items listed in Section 2.04(f) of the Pooling and Servicing Agreement)[, except as set forth on Attachment A hereto], (ii) none of the documents delivered to it or the Custodian on its behalf have been mutilated, damaged, torn or otherwise physically altered and all such documents relate to such Mortgage Loan[, except as set forth on Attachment A hereto], (iii) based on its examination, or the examination of the Custodian on its behalf, and only as to the foregoing documents, the information set forth in the related Mortgage Loan Schedule respecting such Mortgage Loan is correct[, except as set forth on Attachment A hereto] and (iv) each Mortgage Note has been endorsed as provided in Section
2.04 of the Pooling and Servicing Agreement[, except as set forth on Attachment A hereto]. The Trustee has made no independent examination of such documents beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Trustee's Mortgage File or any of the

Mortgage Loans identified on the related Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                               LASALLE NATIONAL BANK,
                                                     as Trustee


                                               By:_____________________________

                                               Name:___________________________

                                               Title:__________________________

                                    EXHIBIT G

                       FORM OF TRUSTEE FINAL CERTIFICATION

                                                             _____________, 19__

[Certificate Insurer]

[Servicer]

[Certificateholders]

[Depositor]


   Re: Pooling and Servicing Agreement, dated as of November 1, 1998 (the
       "Pooling and Servicing Agreement"), among Superior Bank FSB, as Depositor and Servicer, and LaSalle National Bank, as Trustee, relating to AFC Mortgage Loan Asset Backed Certificates, Series 1998-4
       -------------------------------------------------------------------------

Gentlemen:

     In accordance with Section 2.05 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except as noted on the attachment hereto, as to each Mortgage Loan listed in the related Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attachment hereto) it or the Custodian on its behalf has reviewed the documents delivered to it or to the Custodian on its behalf pursuant to Section 2.04 of the Pooling and Servicing Agreement and has determined that (i) all documents required to be delivered to it pursuant to the Pooling and Servicing Agreement as of the date hereof are in its possession or in the possession of the Custodian on its behalf (except that no certification is given as to the items listed in Section 2.04(f) of the Pooling and Servicing Agreement), (ii) none of the documents delivered to it or the Custodian on its behalf have been mutilated, damaged, torn or otherwise physically altered and all such documents relate to such Mortgage Loan, (iii) based on its examination, and only as to the foregoing documents, the information set forth in the related Mortgage Loan Schedule respecting such Mortgage Loan is correct, and (iv) each Mortgage Note has been endorsed as provided in Section 2.04 of the Pooling and Servicing Agreement. The Trustee has made no independent examination of such documents beyond the review specifically required in the above-referenced Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, enforceability or genuineness of any of the documents contained in each Trustee's Mortgage File or any of the Mortgage Loans identified on the related Mortgage Loan Schedule, or
(ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                                                     LASALLE NATIONAL BANK,
                                                           as Trustee


                                                     By:_______________________

                                                     Name:_____________________

                                                     Title:____________________

                                   EXHIBIT H-1

                      MORTGAGE LOAN SCHEDULE FOR SUB-POOL I

ALLIANCE FUNDING                                                PAGE 1  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                       SALE SCHEDULE - GROUP 1, SUB-POOL I
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                                       Principal
                                                                                                          Zip         Balance at
Pool ID   Account            Name                      Address                       City         State   Code        Origination
---------------------------------------------------------------------------------------------------------------------------------
239-01   800273674    BENNETT SANTA                8835 TROPICAL PALM WAY         PORT RICHEY       FL    34668        49,600.00
239-01   800564866    BEYS CATHERINE               26 WELLESLEY LANE              HICKSVILLE        NY    11801       191,250.00
239-01   800746653    WRIGHT JAMES L               257 HAGUE STREET               DETROIT           MI    48202        22,700.00
239-01   800865248    PODOBA LENA                  7195 GEMINI STREET             NORTH EVANS       NY    14112        30,000.00
239-01   800892705    LEWIS DAVID A                54 SUMMIT                      NEWARK            OH    43055        51,000.00
239-01   800917403    ANDERSON TODD                940 PIERCE ROAD                NISKAYUNA         NY    12309        80,750.00
239-01   800925869    MAHONEY-LASH NOREEN VERON    205 SLOSSON ROAD               WEST CHAZY        NY    12992        71,000.00
239-01   800926883    BRANCHE JEAN L               806 EAST HORTTER STREET        PHILADELPHI       PA    19119        57,200.00
239-01   800948978    FERENTINO JOSEPH MARTIN      1501 COOLIDGE AVENUE           WHITING           NJ    08759       160,000.00
239-01   800954695    WOODCOCK TERRY               299 SHERWOOD STREET            STRATFORD         CT    06497        85,000.00
239-01   800960502    BUTLER BONITA                2016 GLENWOOD ROAD             COLUMBIA          SC    29204        29,011.00
239-01   800961492    KOUTRAKOS PANAGIOTIS         21 5 STREET                    BAYVILLE          NY    11709       202,500.00
239-01   800964470    SAGLIBENE NANCY ANN          230 VILLA AVENUE               BUFFALO           NY    14216        66,600.00
239-01   800966244    MIECZNIKOWSK JAMES           135 ROTONDA CIRCLE             ROTUNDA W         FL    33947        60,000.00
239-01   800970840    CARTER PATRICIA              409 CLEVELAND AVENUE           WILMINGTON        DE    19804        60,000.00
239-01   800973562    WUNDER HOPE M                2857 PRICETOWN ROAD            TEMPLE            PA    19560        73,200.00
239-01   800980575    CHURCHILL GEORGE             4 TROY STREET                  SENECA FALL       NY    13148        30,000.00
239-01   800981490    RYCHWALSKI RANDY J           1201 WEST PINE STREET          SHAMOKIN          PA    17866        23,000.00
239-01   800984205    JOHNSON SUSAN G              11986 HAMBURG                  DETROIT           MI    48205        30,700.00
239-01   800989352    THOMAS VINCENT T             RTE 1 BOX 359 B JOTISH DRI     PILOT MOUNT       NC    27041        73,080.00
239-01   800989477    MOYER SCOTT D                65 WEST SOUTH AVENUE           CANTON            PA    17724        59,850.00
239-01   800990285    MARTINEZ BARBARA             11 BRUSHWOOD DRIVE             SHIRLEY           NY    11967        42,185.00
239-01   800991895    WILLIAMS JEFF L              2212 SOUTH 12TH STREET         ST JOSEPH         MO    64503        17,850.00
239-01   800995599    MATSEY CATHERINE A           820 SWEETLEAF DRIVE            MONROEVILLE       PA    15146        56,000.00
239-01   800996308    MEESER LINDA A               18 DAVIS AVENUE                MOUNT EPHRA       NJ    08059        40,000.00
239-01   800996969    WILLIAMS EARL                5569 VERBENA ROAD              JACKSONVILL       FL    32209        24,500.00
239-01   800997603    BRAGGS CARL                  135 ANELVE AVENUE              NEPTUNE           NJ    07753        36,375.00
239-01   800997611    SMITH HERMAN WADE            6002 BOBTAIL DRIVE             SHREVEPORT        LA    71129        72,000.00
239-01   800998007    BOERGER DAVID W              152 CUNNINGHAM DRIVE           HYNDMAN           PA    15545        22,500.00
239-01   801002619    CANTAVE YVELINE              42 CIRCLE DRIVE                WESTBURY          NY    11590       131,750.00
239-01   801006040    CONNER RITA A                605 SUNSET ROAD                MCCOOK            NE    69001        29,000.00
239-01   801007667    CONNORS JAMES M              29 ATLANTIC AVENUE             CLEMENTON         NJ    08021        69,700.00
239-01   801008640    OETJEN KRISTINE L            26 MARKET STREET               HYDE PARK         NY    12538        44,400.00
239-01   801010307    BRYANT MAURICE A             4102 OLIVIA DRIVE              NORTH CHARL       SC    29418        79,200.00
239-01   801011461    GARBER RICHARD J             740 EAST MAIN STREET           WEATHERLY         PA    18255        96,050.00
239-01   801013863    PUENTE ERASTO Y              20 FOURTH AVENUE               CLAYMONT          DE    19703        29,250.00
239-01   801015272    ABRAHAM LISA H               4616 H STREET                  PHILADELPHI       PA    19124        45,300.00
239-01   801016288    MORRIS EDWARD L              322 SOUTH 7TH STREET           DARBY             PA    19023        38,400.00
239-01   801018045    RICHARDSON MARIE A           5402 RAINBOW DRIVE             TEMPLE TERR       FL    33617        72,000.00
239-01   801018342    STINES DIANE                 9119 WASHINGTON AVENUE         JACKSONVILL       FL    32208        32,561.00
239-01   801021783    BAILEY HILDA                 108 CRESTWOOD CIRCLE           PINETOPS          NC    27864        60,300.00
239-01   801024381    MILLINGS DANA                842 MADISON AVENUE             READING           PA    19608        48,400.00
239-01   801025271    YOO KYUNG MO                 10211 CLARK STREET             PHILADELPHI       PA    19116       108,000.00
239-01   801025503    SYKES EDWARD L               2 EAST 31ST STREET             WILMINGTON        DE    19802        42,995.00
239-01   801030735    JACKSON JOSEPH A             1726 NEWARK STREET SOUTH       SAINT PETER       FL    33712        64,350.00
239-01   801031493    RINALDI ROBERT               59 COUNTRY CLUB DRIVE          FLORIDA           NY    10921        31,600.00
239-01   801032152    LOPEZ HAMLET                 1760 KILBOURNE PLACE NW        WASHINGTON        DC    20010       125,000.00
239-01   801033101    FILETTI ROBERT N             15 ARGILLA ROAD                METHUEN           MA    01844       216,750.00
239-01   801033457    BAAS KIMBERLY D.             1823 SOUTHWEST 40TH TER        CAPE CORAL        FL    33914        70,200.00
239-01   801036666    FIRST TODD A                 512 HARLEY WAY                 SHARON            PA    16146         9,000.00
239-01   801036906    EDICK CHRISTOPHE M           15 CATHERINE STREET            MOHAWK            NY    13407        43,000.00
239-01   801040502    NISTAZOS GEORGE              203-12-33 AVENUE               BAYSIDE           NY    11361       144,000.00
239-01   801040635    HARRIS ROBERT                2534 W FAIRMOUNT AVENUE        BALTIMORE         MD    21223        30,800.00
239-01   801041351    BAGLEY FRANK P JR            121-76-133RD STREET            SOUTH OZONE       NY    11420       140,250.00
239-01   801047192    HAUCK MYRTLE M               220 KAUBACK ROAD               NEWMANSTOWN       PA    17073        50,000.00
239-01   801048646    HOCKMAN ANGELA H             175 WACHUSETT STREET           JAMAICA PLA       MA    02130       184,500.00
239-01   801051566    BEHRMANN BRIAN M             1208 BOND STREET               ASBURY PARK       NJ    07712        41,250.00
239-01   801053844    HOLLIS AVERY D               329 RT 4                       SALUDA            SC    29138        80,000.00
239-01   801054164    DEYOE JAMES D                11831 RIVER HILLS DRIVE        BURNVILLE         MN    55337       101,000.00
239-01   801054644    WASHINGTON AUDREY L          248 S SANFORD                  PONTIAC           MI    48342        45,600.00
239-01   801055054    MILLER BILLIE JOE            9716 LAKESIDE LANE             PORT RICHEY       FL    34668        58,425.00
239-01   801056599    LOCKHART NANCY R             630 RT 4                       WALTERBORO        SC    29488        26,000.00

                                                   Cut-off Date    First                                              Original
                                                    Principal     Payment     Maturity    Rem    Paid thru     Date     LTV
Pool ID   Account            Name                    Balance       Date         Date      Term      Date       Due     Ratio
------------------------------------------------------------------------------------------------------------------------------
239-01   800273674    BENNETT SANTA                   49,118.21   08/25/97    07/25/12   164.75   10/25/98   11/25/98    80.0
239-01   800564866    BEYS CATHERINE                 191,201.61   02/20/98    01/20/28   350.63   10/20/98   11/20/98    85.0
239-01   800746653    WRIGHT JAMES L                  22,688.77   08/03/98    07/03/13   176.02   10/03/98   11/03/98    64.8
239-01   800865248    PODOBA LENA                     29,890.17   09/01/98    08/01/13   177.00   10/01/98   11/01/98    30.0
239-01   800892705    LEWIS DAVID A                   50,960.30   10/02/98    09/02/28   358.03   11/02/98   12/02/98    67.1
239-01   800917403    ANDERSON TODD                   80,689.40   08/28/98    07/28/13   176.84   10/28/98   11/28/98    85.0
239-01   800925869    MAHONEY-LASH NOREEN VERON       70,908.90   09/26/98    08/26/18   237.80   09/26/98   10/26/98    78.0
239-01   800926883    BRANCHE JEAN L                  57,200.00   08/01/98    07/01/13   176.00   10/01/98   11/01/98    61.5
239-01   800948978    FERENTINO JOSEPH MARTIN        159,955.72   09/11/98    08/11/13   177.30   09/11/98   10/11/98    80.0
239-01   800954695    WOODCOCK TERRY                  84,955.96   10/21/98    09/21/28   358.65   10/21/98   11/21/98    85.0
239-01   800960502    BUTLER BONITA                   28,995.66   09/01/98    08/01/13   177.00   10/01/98   11/01/98    21.0
239-01   800961492    KOUTRAKOS PANAGIOTIS           202,148.41   09/01/98    08/01/13   177.00   11/01/98   12/01/98    90.0
239-01   800964470    SAGLIBENE NANCY ANN             66,600.00   11/01/98    10/01/28   359.00   10/01/98   11/01/98    87.6
239-01   800966244    MIECZNIKOWSK JAMES              60,000.00   11/09/98    10/09/13   179.24   10/09/98   11/09/98    78.9
239-01   800970840    CARTER PATRICIA                 59,972.50   09/20/98    08/20/28   357.60   10/20/98   11/20/98    68.9
239-01   800973562    WUNDER HOPE M                   73,200.00   11/08/98    10/08/28   359.21   10/08/98   11/08/98    80.0
239-01   800980575    CHURCHILL GEORGE                30,000.00   11/01/98    10/01/13   179.00   10/01/98   11/01/98    73.1
239-01   800981490    RYCHWALSKI RANDY J              22,871.91   11/12/98    10/12/18   239.34   11/12/98   12/12/98    69.6
239-01   800984205    JOHNSON SUSAN G                 30,687.26   08/24/98    07/24/13   176.71   09/24/98   10/24/98    74.8
239-01   800989352    THOMAS VINCENT T                73,000.35   10/21/98    09/21/28   358.65   10/21/98   11/21/98    90.0
239-01   800989477    MOYER SCOTT D                   59,850.00   08/24/98    07/24/28   356.71   09/24/98   10/24/98    90.0
239-01   800990285    MARTINEZ BARBARA                42,185.00   10/25/98    09/25/13   178.78   09/25/98   10/25/98    64.9
239-01   800991895    WILLIAMS JEFF L                 17,831.51   09/01/98    08/01/28   357.00   10/01/98   11/01/98    85.0
239-01   800995599    MATSEY CATHERINE A              56,000.00   11/08/98    10/08/13   179.21   10/08/98   11/08/98    68.2
239-01   800996308    MEESER LINDA A                  39,888.98   09/28/98    08/28/13   177.86   10/28/98   11/28/98    61.5
239-01   800996969    WILLIAMS EARL                   24,429.32   10/23/98    09/23/13   178.72   10/23/98   11/23/98    70.0
239-01   800997603    BRAGGS CARL                     36,284.98   10/21/98    09/21/13   178.65   10/21/98   11/21/98    75.0
239-01   800997611    SMITH HERMAN WADE               71,777.59   10/14/98    09/14/13   178.42   10/14/98   11/14/98    90.0
239-01   800998007    BOERGER DAVID W                 22,469.06   09/03/98    08/03/18   237.04   10/03/98   11/03/98    75.0
239-01   801002619    CANTAVE YVELINE                131,750.00   11/09/98    10/09/13   179.24   10/09/98   11/09/98    85.0
239-01   801006040    CONNER RITA A                   28,952.60   10/09/98    09/09/28   358.26   10/09/98   11/09/98    64.4
239-01   801007667    CONNORS JAMES M                 69,204.41   09/27/98    08/27/13   177.83   10/27/98   11/27/98    85.0
239-01   801008640    OETJEN KRISTINE L               44,230.88   10/16/98    09/16/13   178.49   10/16/98   11/16/98    60.0
239-01   801010307    BRYANT MAURICE A                79,135.44   10/18/98    09/18/28   358.55   11/18/98   12/18/98    90.0
239-01   801011461    GARBER RICHARD J                95,944.76   10/21/98    09/21/13   178.65   10/21/98   11/21/98    85.0
239-01   801013863    PUENTE ERASTO Y                 29,157.00   10/21/98    09/21/13   178.65   10/21/98   11/21/98    60.9
239-01   801015272    ABRAHAM LISA H                  45,186.62   09/26/98    08/26/13   177.80   09/26/98   10/26/98    80.8
239-01   801016288    MORRIS EDWARD L                 38,383.90   08/23/98    07/23/13   176.68   09/23/98   10/23/98    80.0
239-01   801018045    RICHARDSON MARIE A              72,000.00   11/01/98    10/01/28   359.00   10/01/98   11/01/98    90.0
239-01   801018342    STINES DIANE                    32,474.07   10/23/98    09/23/28   358.72   10/23/98   11/23/98    84.9
239-01   801021783    BAILEY HILDA                    60,280.51   10/16/98    09/16/28   358.49   10/16/98   11/16/98    90.0
239-01   801024381    MILLINGS DANA                   48,400.00   11/02/98    10/02/28   359.01   10/02/98   11/02/98    80.0
239-01   801025271    YOO KYUNG MO                   108,000.00   11/05/98    10/05/28   359.11   10/05/98   11/05/98    80.0
239-01   801025503    SYKES EDWARD L                  42,967.68   09/01/98    08/01/28   357.00   10/01/98   11/01/98    85.9
239-01   801030735    JACKSON JOSEPH A                64,350.00   11/07/98    10/07/28   359.18   10/07/98   11/07/98    90.0
239-01   801031493    RINALDI ROBERT                  31,600.00   12/01/98    11/01/18   240.00   11/01/98   12/01/98    80.0
239-01   801032152    LOPEZ HAMLET                   125,000.00   11/14/98    10/14/13   179.41   10/14/98   11/14/98    49.0
239-01   801033101    FILETTI ROBERT N               216,515.48   08/01/98    07/01/28   356.00   10/01/98   11/01/98    85.0
239-01   801033457    BAAS KIMBERLY D.                70,200.00   11/02/98    10/02/13   179.01   10/02/98   11/02/98    90.0
239-01   801036666    FIRST TODD A                     8,972.29   10/14/98    09/14/08   118.42   10/14/98   11/14/98    90.0
239-01   801036906    EDICK CHRISTOPHE M              43,000.00   11/01/98    10/01/28   359.00   10/01/98   11/01/98    68.2
239-01   801040502    NISTAZOS GEORGE                144,000.00   10/01/98    09/01/13   178.00   10/01/98   11/01/98    90.0
239-01   801040635    HARRIS ROBERT                   30,792.95   09/17/98    08/17/13   177.50   09/17/98   10/17/98    80.0
239-01   801041351    BAGLEY FRANK P JR              140,250.00   09/17/98    08/17/13   177.50   09/17/98   10/17/98    85.0
239-01   801047192    HAUCK MYRTLE M                  49,739.14   09/26/98    08/26/13   177.80   10/26/98   11/26/98    48.3
239-01   801048646    HOCKMAN ANGELA H               184,500.00   11/02/98    10/02/13   179.01   10/02/98   11/02/98    90.0
239-01   801051566    BEHRMANN BRIAN M                41,235.76   09/13/98    08/13/13   177.37   09/13/98   10/13/98    48.5
239-01   801053844    HOLLIS AVERY D                  80,000.00   10/09/98    09/09/13   178.26   10/09/98   11/09/98    47.3
239-01   801054164    DEYOE JAMES D                  100,803.41   10/28/98    09/28/28   358.88   10/28/98   11/28/98    84.9
239-01   801054644    WASHINGTON AUDREY L             45,583.38   10/08/98    09/08/28   358.22   10/08/98   11/08/98    80.0
239-01   801055054    MILLER BILLIE JOE               57,805.98   09/21/98    08/21/28   357.63   09/21/98   10/21/98    79.9
239-01   801056599    LOCKHART NANCY R                26,000.00   11/13/98    10/13/18   239.38   10/13/98   11/13/98    47.2

                                                   Current       Scheduled
                                                   Mortgage       Payment
Pool ID   Account            Name                    Rate       Int & Prin
----------------------------------------------------------------------------
239-01   800273674    BENNETT SANTA                 11.600        494.97
239-01   800564866    BEYS CATHERINE                12.550      2,048.55
239-01   800746653    WRIGHT JAMES L                14.490        277.80
239-01   800865248    PODOBA LENA                   11.900        358.12
239-01   800892705    LEWIS DAVID A                 10.350        460.81
239-01   800917403    ANDERSON TODD                 12.650        871.23
239-01   800925869    MAHONEY-LASH NOREEN VERON     10.200        694.60
239-01   800926883    BRANCHE JEAN L                 8.750        449.99
239-01   800948978    FERENTINO JOSEPH MARTIN       12.150      1,664.28
239-01   800954695    WOODCOCK TERRY                11.250        825.57
239-01   800960502    BUTLER BONITA                 10.200        315.31
239-01   800961492    KOUTRAKOS PANAGIOTIS          11.450      1,997.62
239-01   800964470    SAGLIBENE NANCY ANN            9.050        538.28
239-01   800966244    MIECZNIKOWSK JAMES            11.600        598.76
239-01   800970840    CARTER PATRICIA                9.950        524.33
239-01   800973562    WUNDER HOPE M                 11.850        744.50
239-01   800980575    CHURCHILL GEORGE              12.050        361.02
239-01   800981490    RYCHWALSKI RANDY J            11.100        238.97
239-01   800984205    JOHNSON SUSAN G               10.300        276.24
239-01   800989352    THOMAS VINCENT T              10.650        676.70
239-01   800989477    MOYER SCOTT D                 10.950        567.71
239-01   800990285    MARTINEZ BARBARA              11.000        401.74
239-01   800991895    WILLIAMS JEFF L               12.050        184.29
239-01   800995599    MATSEY CATHERINE A             7.900        407.01
239-01   800996308    MEESER LINDA A                11.100        383.95
239-01   800996969    WILLIAMS EARL                  8.400        239.83
239-01   800997603    BRAGGS CARL                   10.250        396.47
239-01   800997611    SMITH HERMAN WADE             10.400        653.23
239-01   800998007    BOERGER DAVID W               10.350        222.37
239-01   801002619    CANTAVE YVELINE               10.750      1,229.86
239-01   801006040    CONNER RITA A                  8.450        221.96
239-01   801007667    CONNORS JAMES M                9.500        727.82
239-01   801008640    OETJEN KRISTINE L             11.050        424.51
239-01   801010307    BRYANT MAURICE A              10.150        703.83
239-01   801011461    GARBER RICHARD J              10.350        867.85
239-01   801013863    PUENTE ERASTO Y                9.350        302.80
239-01   801015272    ABRAHAM LISA H                 9.600        475.78
239-01   801016288    MORRIS EDWARD L               10.250        344.10
239-01   801018045    RICHARDSON MARIE A            10.150        639.85
239-01   801018342    STINES DIANE                  11.600        324.94
239-01   801021783    BAILEY HILDA                  11.450        594.85
239-01   801024381    MILLINGS DANA                 10.850        455.45
239-01   801025271    YOO KYUNG MO                  11.700      1,086.03
239-01   801025503    SYKES EDWARD L                11.550        427.42
239-01   801030735    JACKSON JOSEPH A              10.150        571.86
239-01   801031493    RINALDI ROBERT                 9.850        301.81
239-01   801032152    LOPEZ HAMLET                   8.750        983.37
239-01   801033101    FILETTI ROBERT N              10.990      2,062.52
239-01   801033457    BAAS KIMBERLY D.              10.400        636.90
239-01   801036666    FIRST TODD A                  10.000        118.94
239-01   801036906    EDICK CHRISTOPHE M            12.400        455.59
239-01   801040502    NISTAZOS GEORGE               10.700      1,338.80
239-01   801040635    HARRIS ROBERT                 13.000        340.71
239-01   801041351    BAGLEY FRANK P JR             10.700      1,303.94
239-01   801047192    HAUCK MYRTLE M                11.750        592.07
239-01   801048646    HOCKMAN ANGELA H              10.400      1,673.91
239-01   801051566    BEHRMANN BRIAN M              11.150        397.52
239-01   801053844    HOLLIS AVERY D                 9.350        828.15
239-01   801054164    DEYOE JAMES D                 10.350        912.58
239-01   801054644    WASHINGTON AUDREY L           10.900        430.82
239-01   801055054    MILLER BILLIE JOE             12.400        619.02
239-01   801056599    LOCKHART NANCY R              10.600        261.33

ALLIANCE FUNDING                                                PAGE 2  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                       SALE SCHEDULE - GROUP 1, SUB-POOL I
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                                       Principal
                                                                                                          Zip         Balance at
Pool ID   Account            Name                      Address                       City         State   Code        Origination
---------------------------------------------------------------------------------------------------------------------------------
239-01   801057118    MACK ANTHONY                 516 NORTH HIGHLAND AVENUE      BALTIMORE         MD    21205        44,000.00
239-01   801057548    DANIELS IRMA                 903 EAST 45TH STREET           BROOKLYN          NY    11203        55,000.00
239-01   801057696    OATES EDWARD F               6657 N UBER STREET             PHILADELPHI       PA    19138        43,500.00
239-01   801058116    SHIRVIS BARBARA              727 BRADFORD TERRACE           WEST CHESTE       PA    19382       116,025.00
239-01   801058710    SAUNDERS KERMIT N            6 SPEER STREET                 SOMERVILLE        NJ    08876       136,000.00
239-01   801060468    BERGER TROY                  925 NORTH 5TH STREET           ALLENTOWN         PA    18102        61,200.00
239-01   801061086    PARKER ANDREW F              122 WEST MAIN STREET           MORRISVILLE       NY    13408        46,800.00
239-01   801062613    FAIRBANKS MARILYN            1740 NEWARK AVENUE             WHITING           NJ    08759       143,000.00
239-01   801063413    FORSYTH NORMA L              970 COMMON OAK PLACE           LAWRENCEVIL       GA    30045       144,415.00
239-01   801063728    STEVENS JESSE RICHARD        5021 MAYLANDS DRIVE            CORPUS CHRI       TX    78413        84,000.00
239-01   801064098    RAMOS JUAN                   343 SOUTH 9TH STREET           READING           PA    19602        33,900.00
239-01   801065418    MATEO RAMON                  1214 OLEY STREET               READING           PA    19604        43,600.00
239-01   801065830    PRITCHETT JANICE D           411 PHILLIPS AVENUE            CAMBRIDGE         MD    21613        35,000.00
239-01   801065905    VERNON JORGE A               11 HAMILTON AVENUE             BRENTWOOD         NY    11721        93,750.00
239-01   801066523    TRAVISANO THOMAS             22 FRESNO STREET               BARNEGAT          NJ    08005        79,500.00
239-01   801067067    LAIDIG PAUL R                410 ATLANTIC AVE               ATWATER           MN    56209        33,600.00
239-01   801067232    MCGUIRE MARK J               1111 BIRKBECK STREET           FREELAND          PA    18201        52,500.00
239-01   801068339    BEVERLY WILLIAM C            3555 DUDLEY AVE                BALTIMORE         MD    21213        61,600.00
239-01   801068578    FERRETTE RICHARD E           6281 HEREFORD                  LODI TWP          MI    48176       151,200.00
239-01   801068586    KUNKOWSKI JOHN               713 OVERBROOK ROAD             BALTIMORE         MD    21212       112,000.00
239-01   801068669    FERRETTE RICHARD E           15142 RICHMOND                 SOUTHGATE         MI    48195        75,600.00
239-01   801068990    GORMAN WENDY                 117 NORFOLK STREET             BROOKLYN          NY    11234        55,000.00
239-01   801069212    NORTON GARY                  14 TAMARA LANE                 CORNWALL          NY    12518       108,550.00
239-01   801070004    ZUBAR ALZIBAR M              67 39 52ND AVENUE              MASPETH           NY    11378       196,000.00
239-01   801070301    LOFTY IRIENE                 4756 RIVERSIDE DRIVE           DALTON            GA    30721        81,000.00
239-01   801070434    KEEFE ALAN E                 60 CLEARVIEW DRIVE             MARLBOROUGH       MA    01752        60,000.00
239-01   801070954    RODRIGUEZ GEORGE R           1026 CLOVERBROOK               SAN ANTONIO       TX    78245        30,900.00
239-01   801071317    SOTO NELSON                  318 NECTARINE STREET           HARRISBURG        PA    17104        13,125.00
239-01   801071754    STEIN RONALD L               210 OLIVIA STREET              MCKEES ROCK       PA    15136        33,000.00
239-01   801073958    CATO JERRY L                 271 W NORTH                    GALESURG          IL    61401        56,000.00
239-01   801076225    PUIG OLIVER                  237 PLEASANT GROVE ROAD        WASHINGTON        NJ    07882       102,425.00
239-01   801076472    RIDDICK LARRY D              24 NORTH 2ND STREET            ALLENTOWN         PA    18102        44,800.00
239-01   801076753    WOOD ROBERT PAUL             3975 MILLSIDE NW               NORTH LAWRE       OH    44666        81,000.00
239-01   801080771    WILLIAMS JAMES JR            3131 NORTH OLNEY               INDIANAPOLI       IN    46218        45,500.00
239-01   801080813    MOORE WILLIAM C              16917 BILTMORE AVENUE          CLEVELAND         OH    44128        81,000.00
239-01   801081605    PARSONS ALDEN                77900 30TH ST                  COVERT            MI    49090        70,500.00
239-01   801083718    BRYANT MINNIE LEE            314 WEST MYRTLE STREET         ARCADIA           FL    34266        13,500.00
239-01   801084161    LEVIELLE ROCHELLE            1283 VANANTWERP ROAD           SCHENECTADY       NY    12309        72,750.00
239-01   801084641    GAJEWSKI MARK W              262 MARTHA AVENUE              EAST PATCHO       NY    11772        77,400.00
239-01   801086141    LOONEY KEITH                 6212 HOMER STREET              PHILADELPHI       PA    19144        47,200.00
239-01   801086695    PINKNEY JOAN C               5233 KNOX STREET               PHILADELPHI       PA    19144        52,700.00
239-01   801086901    DECASTRO CARMEN              3340 ROCK VALLEY DRIVE         HOLIDAY           FL    34691        30,000.00
239-01   801086943    BAKER CHARLES LOWELL         153 GREENWOOD AVENUE           HASKELL           NJ    07420       164,000.00
239-01   801087073    BOND VAUGHN M                505 N FRANKLIN STREET          WILMINGTON        DE    19809        40,000.00
239-01   801087529    DINU MARIN                   450 EVERS ST                   AKRON             OH    44310        43,300.00
239-01   801087610    ALLEN HARVEY M               191 WILEY ROAD                 CARNEYS POI       NJ    08069        46,000.00
239-01   801088592    CLARK JAMES L                312 SHIRES WAY                 EGG HARBOR        NJ    08234       127,500.00
239-01   801091281    QUIAMBAO LORENZO P P JR      1015 88TH STREET               NORTH BERGE       NJ    07047       161,500.00
239-01   801092164    LUNA SHARON L                629 POPE STREET                ROCKFORD          IL    61102        31,400.00
239-01   801092776    REID SAMUEL M                17 BAYSWATER BOULEVARD         INWOOD            NY    11096       220,000.00
239-01   801093006    BISHOP ROSALINE              771 EAST 52ND STREET           BROOKLYN          NY    11203       148,750.00
239-01   801093055    NIEZELSKI MARILYN G          82 WEST STREET                 SEYMOUR           CT    06483       135,000.00
239-01   801093857    DONALDSON HAROLD             RD 1 BOX 30                    MILL RUN          PA    15464        48,000.00
239-01   801095050    DAFFIN HOWARD HENRY          2943 CORNWALL ROAD             DUNDALK           MD    21222        64,000.00
239-01   801095712    SHEDD BENNY R                RT 3 BOX 411-7                 WESTVILLE         FL    32464        28,000.00
239-01   801096389    HASSAN BENITO                14885 FIELDING                 DETROIT           MI    48223        20,800.00
239-01   801097056    RODGERS THEODIS              10625 SOUTH WABASH             CHICAGO           IL    60628        52,000.00
239-01   801097429    MARTINEZ LUIS A              815 NORTH PENN STREET          ALLENTOWN         PA    18102        47,175.00
239-01   801097445    GOMEZ ELLIS J                704 SOUTH PENN STREET          WEST CHESTE       PA    19380        28,000.00
239-01   801097734    ANDROVICH EDWARD             70 MARSH AVENUE                SAYREVILLE        NJ    08872       161,500.00
239-01   801098393    JONES ZOE                    649 PENNSYLVANIA AVENUE        YORK              PA    17404        33,000.00
239-01   801098492    CARRIGAN STANLEY T           20 NOYES ROAD                  OLD LYME          CT    06371        55,000.00

                                                   Cut-off Date    First                                              Original
                                                    Principal     Payment     Maturity    Rem    Paid thru     Date     LTV
Pool ID   Account            Name                    Balance       Date         Date      Term      Date       Due     Ratio
------------------------------------------------------------------------------------------------------------------------------
239-01   801057118    MACK ANTHONY                     43,990.81  10/10/98    09/10/13   178.29   10/10/98   11/10/98    80.0
239-01   801057548    DANIELS IRMA                     55,000.00  11/05/98    10/05/13   179.11   10/05/98   11/05/98    31.4
239-01   801057696    OATES EDWARD F                   43,482.71  09/13/98    08/13/28   357.37   10/13/98   11/13/98    75.0
239-01   801058116    SHIRVIS BARBARA                 115,982.26  10/14/98    09/14/13   178.42   10/14/98   11/14/98    85.0
239-01   801058710    SAUNDERS KERMIT N               135,910.71  09/12/98    08/12/13   177.34   10/12/98   11/12/98    85.0
239-01   801060468    BERGER TROY                      61,200.00  11/21/98    10/21/28   359.64   10/21/98   11/21/98    90.0
239-01   801061086    PARKER ANDREW F                  46,776.95  09/18/98    08/18/13   177.53   10/18/98   11/18/98    90.0
239-01   801062613    FAIRBANKS MARILYN               143,000.00  10/09/98    09/09/13   178.26   10/09/98   11/09/98    84.9
239-01   801063413    FORSYTH NORMA L                 144,415.00  10/15/98    09/15/28   358.45   10/15/98   11/15/98    85.0
239-01   801063728    STEVENS JESSE RICHARD            84,000.00  12/01/98    11/01/18   240.00   11/01/98   12/01/98    80.0
239-01   801064098    RAMOS JUAN                       33,790.16  10/18/98    09/18/28   358.55   10/18/98   11/18/98    84.7
239-01   801065418    MATEO RAMON                      43,562.48  10/15/98    09/15/28   358.45   10/15/98   11/15/98    80.0
239-01   801065830    PRITCHETT JANICE D               35,000.00  10/17/98    09/17/18   238.52   10/17/98   11/17/98    70.0
239-01   801065905    VERNON JORGE A                   93,750.00  11/27/98    10/27/18   239.84   10/27/98   11/27/98    78.1
239-01   801066523    TRAVISANO THOMAS                 79,327.71  09/24/98    08/24/13   177.73   10/24/98   11/24/98    89.3
239-01   801067067    LAIDIG PAUL R                    33,592.21  10/14/98    09/14/13   178.42   10/14/98   11/14/98    78.1
239-01   801067232    MCGUIRE MARK J                   52,500.00  11/28/98    10/28/13   179.87   10/28/98   11/28/98    69.0
239-01   801068339    BEVERLY WILLIAM C                61,600.00  11/19/98    10/19/13   179.57   10/19/98   11/19/98    80.0
239-01   801068578    FERRETTE RICHARD E              151,200.00  11/27/98    10/27/28   359.84   10/27/98   11/27/98    70.0
239-01   801068586    KUNKOWSKI JOHN                  111,956.91  10/08/98    09/08/13   178.22   10/08/98   11/08/98    80.0
239-01   801068669    FERRETTE RICHARD E               75,600.00  11/08/98    10/08/28   359.21   10/08/98   11/08/98    70.0
239-01   801068990    GORMAN WENDY                     55,000.00  11/26/98    10/26/13   179.80   10/26/98   11/26/98    25.0
239-01   801069212    NORTON GARY                     108,550.00  10/09/98    09/09/13   178.26   10/09/98   11/09/98    65.0
239-01   801070004    ZUBAR ALZIBAR M                 196,000.00  11/09/98    10/09/13   179.24   10/09/98   11/09/98    80.0
239-01   801070301    LOFTY IRIENE                     80,957.80  10/16/98    09/16/28   358.49   10/16/98   11/16/98    89.6
239-01   801070434    KEEFE ALAN E                     59,720.24  10/01/98    09/01/13   178.00   11/01/98   12/01/98    50.0
239-01   801070954    RODRIGUEZ GEORGE R               30,900.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    58.3
239-01   801071317    SOTO NELSON                      13,125.00  12/01/98    11/01/13   180.00   11/01/98   12/01/98    75.0
239-01   801071754    STEIN RONALD L                   32,997.74  10/17/98    09/17/13   178.52   10/17/98   11/17/98    75.0
239-01   801073958    CATO JERRY L                     56,000.00  11/01/98    10/01/18   239.00   10/01/98   11/01/98    80.0
239-01   801076225    PUIG OLIVER                     102,316.10  06/04/98    05/04/28   354.05   10/04/98   11/04/98    85.0
239-01   801076472    RIDDICK LARRY D                  44,800.00  11/26/98    10/26/28   359.80   10/26/98   11/26/98    80.0
239-01   801076753    WOOD ROBERT PAUL                 81,000.00  11/05/98    10/05/18   239.11   10/05/98   11/05/98    90.0
239-01   801080771    WILLIAMS JAMES JR                45,500.00  11/08/98    10/08/28   359.21   10/08/98   11/08/98    70.0
239-01   801080813    MOORE WILLIAM C                  81,000.00  11/01/98    10/01/28   359.00   10/01/98   11/01/98    90.0
239-01   801081605    PARSONS ALDEN                    70,500.00  11/01/98    10/01/28   359.00   10/01/98   11/01/98    84.9
239-01   801083718    BRYANT MINNIE LEE                13,459.00  10/16/98    09/16/28   358.49   10/16/98   11/16/98    48.2
239-01   801084161    LEVIELLE ROCHELLE                72,670.71  10/14/98    09/14/13   178.42   10/14/98   11/14/98    74.2
239-01   801084641    GAJEWSKI MARK W                  77,280.50  09/26/98    08/26/13   177.80   09/26/98   10/26/98    90.0
239-01   801086141    LOONEY KEITH                     47,200.00  11/19/98    10/19/13   179.57   10/19/98   11/19/98    80.0
239-01   801086695    PINKNEY JOAN C                   52,700.00  11/20/98    10/20/28   359.61   10/20/98   11/20/98    85.0
239-01   801086901    DECASTRO CARMEN                  29,950.77  10/24/98    09/24/13   178.75   10/24/98   11/24/98    55.0
239-01   801086943    BAKER CHARLES LOWELL            163,869.47  10/14/98    09/14/13   178.42   10/14/98   11/14/98    88.6
239-01   801087073    BOND VAUGHN M                    39,979.26  09/24/98    08/24/13   177.73   09/24/98   10/24/98    80.0
239-01   801087529    DINU MARIN                       43,164.46  11/01/98    10/01/13   179.00   11/01/98   12/01/98    84.9
239-01   801087610    ALLEN HARVEY M                   46,000.00  11/09/98    10/09/13   179.24   10/09/98   11/09/98    54.1
239-01   801088592    CLARK JAMES L                   127,230.52  10/25/98    09/25/28   358.78   10/25/98   11/25/98    89.4
239-01   801091281    QUIAMBAO LORENZO P P JR         161,376.56  11/01/98    10/01/13   179.00   11/01/98   12/01/98    85.0
239-01   801092164    LUNA SHARON L                    31,400.00  12/01/98    11/01/13   180.00   11/01/98   12/01/98    84.8
239-01   801092776    REID SAMUEL M                   220,000.00  10/11/98    09/11/13   178.32   10/11/98   11/11/98    89.7
239-01   801093006    BISHOP ROSALINE                 148,750.00  11/05/98    10/05/13   179.11   10/05/98   11/05/98    85.0
239-01   801093055    NIEZELSKI MARILYN G             135,000.00  11/14/98    10/14/18   239.41   10/14/98   11/14/98    79.4
239-01   801093857    DONALDSON HAROLD                 48,000.00  11/05/98    10/05/13   179.11   10/05/98   11/05/98    80.0
239-01   801095050    DAFFIN HOWARD HENRY              63,925.97  09/26/98    08/26/18   237.80   09/26/98   10/26/98    80.0
239-01   801095712    SHEDD BENNY R                    28,000.00  11/02/98    10/02/28   359.01   10/02/98   11/02/98    73.6
239-01   801096389    HASSAN BENITO                    20,762.15  10/11/98    09/11/13   178.32   10/11/98   11/11/98    65.0
239-01   801097056    RODGERS THEODIS                  51,755.81  10/25/98    09/25/28   358.78   10/25/98   11/25/98    80.0
239-01   801097429    MARTINEZ LUIS A                  47,175.00  11/12/98    10/12/13   179.34   10/12/98   11/12/98    85.0
239-01   801097445    GOMEZ ELLIS J                    28,000.00  12/01/98    11/01/13   180.00   11/01/98   12/01/98    34.1
239-01   801097734    ANDROVICH EDWARD                161,452.75  10/15/98    09/15/13   178.45   10/15/98   11/15/98    85.0
239-01   801098393    JONES ZOE                        33,000.00  12/01/98    11/01/13   180.00   11/01/98   12/01/98    58.9
239-01   801098492    CARRIGAN STANLEY T               54,938.55  10/21/98    09/21/28   358.65   10/21/98   11/21/98    78.5

                                                   Current       Scheduled
                                                   Mortgage       Payment
Pool ID   Account            Name                    Rate       Int & Prin
----------------------------------------------------------------------------
239-01   801057118    MACK ANTHONY                  13.400        500.52
239-01   801057548    DANIELS IRMA                   7.650        390.23
239-01   801057696    OATES EDWARD F                10.500        397.91
239-01   801058116    SHIRVIS BARBARA               10.850      1,091.80
239-01   801058710    SAUNDERS KERMIT N             11.400      1,336.43
239-01   801060468    BERGER TROY                   10.400        555.25
239-01   801061086    PARKER ANDREW F               10.850        440.40
239-01   801062613    FAIRBANKS MARILYN             11.900      1,459.92
239-01   801063413    FORSYTH NORMA L               11.100      1,386.22
239-01   801063728    STEVENS JESSE RICHARD          8.400        723.66
239-01   801064098    RAMOS JUAN                    11.250        329.26
239-01   801065418    MATEO RAMON                    9.500        366.61
239-01   801065830    PRITCHETT JANICE D            10.300        344.74
239-01   801065905    VERNON JORGE A                 8.750        828.48
239-01   801066523    TRAVISANO THOMAS              11.200        769.14
239-01   801067067    LAIDIG PAUL R                 12.850        421.81
239-01   801067232    MCGUIRE MARK J                10.450        478.28
239-01   801068339    BEVERLY WILLIAM C             12.600        662.21
239-01   801068578    FERRETTE RICHARD E            10.850      1,422.80
239-01   801068586    KUNKOWSKI JOHN                10.650      1,037.09
239-01   801068669    FERRETTE RICHARD E            10.850        711.40
239-01   801068990    GORMAN WENDY                  11.150        530.02
239-01   801069212    NORTON GARY                   13.990      1,285.32
239-01   801070004    ZUBAR ALZIBAR M               11.950      2,008.54
239-01   801070301    LOFTY IRIENE                  10.450        737.91
239-01   801070434    KEEFE ALAN E                   9.200        491.43
239-01   801070954    RODRIGUEZ GEORGE R            10.850        290.77
239-01   801071317    SOTO NELSON                   10.000        141.04
239-01   801071754    STEIN RONALD L                 9.600        279.89
239-01   801073958    CATO JERRY L                  12.150        622.48
239-01   801076225    PUIG OLIVER                   12.400      1,085.20
239-01   801076472    RIDDICK LARRY D               11.700        450.50
239-01   801076753    WOOD ROBERT PAUL               9.650        762.98
239-01   801080771    WILLIAMS JAMES JR             10.200        406.04
239-01   801080813    MOORE WILLIAM C               10.650        750.04
239-01   801081605    PARSONS ALDEN                 12.150        733.33
239-01   801083718    BRYANT MINNIE LEE             11.900        137.83
239-01   801084161    LEVIELLE ROCHELLE             10.650        673.65
239-01   801084641    GAJEWSKI MARK W                9.650        815.25
239-01   801086141    LOONEY KEITH                   8.650        468.96
239-01   801086695    PINKNEY JOAN C                 8.500        405.22
239-01   801086901    DECASTRO CARMEN                8.650        298.07
239-01   801086943    BAKER CHARLES LOWELL          10.700      1,524.75
239-01   801087073    BOND VAUGHN M                  9.250        329.07
239-01   801087529    DINU MARIN                     9.650        456.08
239-01   801087610    ALLEN HARVEY M                 9.300        380.10
239-01   801088592    CLARK JAMES L                  8.750      1,003.04
239-01   801091281    QUIAMBAO LORENZO P P JR       11.550      1,605.48
239-01   801092164    LUNA SHARON L                 12.000        376.85
239-01   801092776    REID SAMUEL M                 10.300      1,979.60
239-01   801093006    BISHOP ROSALINE               11.600      1,484.42
239-01   801093055    NIEZELSKI MARILYN G           10.200      1,320.72
239-01   801093857    DONALDSON HAROLD              10.950        544.06
239-01   801095050    DAFFIN HOWARD HENRY           10.990        660.16
239-01   801095712    SHEDD BENNY R                 11.350        274.08
239-01   801096389    HASSAN BENITO                 13.000        263.17
239-01   801097056    RODGERS THEODIS                9.300        429.68
239-01   801097429    MARTINEZ LUIS A               11.100        452.83
239-01   801097445    GOMEZ ELLIS J                  7.500        259.56
239-01   801097734    ANDROVICH EDWARD              11.900      1,648.79
239-01   801098393    JONES ZOE                      8.900        263.15
239-01   801098492    CARRIGAN STANLEY T             9.600        466.49

ALLIANCE FUNDING                                                PAGE 3  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                       SALE SCHEDULE - GROUP 1, SUB-POOL I
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                                       Principal
                                                                                                          Zip         Balance at
Pool ID   Account            Name                      Address                       City         State   Code        Origination
---------------------------------------------------------------------------------------------------------------------------------
239-01   801098773    LANCASTER RANDALL BRANT      340 WATER STREET               HONEY BROOK       PA    19344       103,500.00
239-01   801099698    HALL ROBERT                  12077 MARYLAND AVENUE          PUNTA GORDA       FL    33955        27,000.00
239-01   801100892    BENTZ LAURA L                RR 3 BOX 206                   SUSQUEHANNA       PA    18847        53,600.00
239-01   801100926    THOMPSON GRACE M             213 CHURCH STREET              COATESVILLE       PA    19320        75,600.00
239-01   801101718    ADAMS JOSEPH                 88 MELVILLE LANE               WILLINGBORO       NJ    08046        66,405.00
239-01   801101759    CAMPBELL INEZ                4427 NORTHWEST 31ST AVENUE     GAINESVILLE       FL    32606        69,700.00
239-01   801102641    FAYETTE JOHN                 949 LINCOLN PARK BLVD          DAYTON            OH    45429       126,000.00
239-01   801102849    MEYASH JOHN S                12710 J D LASR ROAD            FOUNTAIN          FL    32438        66,300.00
239-01   801103003    HARRIS JOHN R                12 ESSEX AVENUE S              BALTIMORE         MD    21221       100,000.00
239-01   801103177    SIEGEL ROBERT                13 KARIN DRIVE                 EAST HAMPTO       NY    11937       100,000.00
239-01   801103854    CLARK CLYDE L                2545 WILLAMETTE ROAD           TALLAHASSEE       FL    32303        79,815.00
239-01   801104415    LEMAIRE LISA J               20 TOOKER PLACE                SPRINGFIELD       NJ    07081       143,100.00
239-01   801104571    MCCANN ROSEMARIE             806 ELKINS AVENUE              ELKINS PARK       PA    19027        44,000.00
239-01   801105420    GONZALEZ GUILLERMO           88 EAST AVENUE                 BRIDGEPORT        CT    06610        38,695.00
239-01   801105743    HERION ANNE                  315 BROADWAY                   HUNTINGTON        NY    11743       133,200.00
239-01   801105925    PALMER BEVERLY M             3614 NORTH 52ND STREET         TAMPA             FL    33619        36,000.00
239-01   801106089    SANGSTER DAVID C             16761 CARMEN AVENUE            FORT MYERS        FL    33908        72,250.00
239-01   801106352    CURRAN STEPHEN M             25A GUN ROCK AVENUE            HULL              MA    02045       102,000.00
239-01   801107699    CHARLAND MICHAEL E JR        73 HORNE STREET                DOVER             NH    03820       107,900.00
239-01   801108259    JOHNSON MARVIN A             552 SOUTH 17 1/2 STREET        READING           PA    19602        39,860.00
239-01   801108291    DAVIS DONELL                 224 EAST 35TH STREET           WILMINGTON        DE    19802        56,000.00
239-01   801108960    MC INTIRE DAVID              1669 JONATHAN AVE              CINCINNATI        OH    45207        46,400.00
239-01   801109216    DAYTON KEITH D               405 ORANGE STREET              ROCHESTER         NY    14606        27,250.00
239-01   801109430    JEROZAL EDWARD R             106 RICHFIELD AVENUE           BUFFALO           NY    14220        61,500.00
239-01   801109844    PETERS EDMUND L              1463 ROXANNE RD                WASHINGTON        DC    20012       114,000.00
239-01   801110057    CASE MARK A                  301 TWIN OAKS DRIVE            TOMS RIVER        NJ    08753       120,000.00
239-01   801110552    WOODLAND BEVERLIE            1427 LIMIT AVENUE              BALTIMORE         MD    21215        70,867.00
239-01   801110792    DUNN ANNIE MAE               8225 RHODES ROAD               APEX              NC    27502        61,600.00
239-01   801110917    METELUS DIEUSEUL             92 HILLCREST ROAD              FRANKLIN TW       NJ    08873       115,000.00
239-01   801111568    SHAW DAVID W                 7020 NORTH SOCRUM LOOP RD      LAKELAND          FL    33809        37,600.00
239-01   801112178    ROMANOSKI SHARON             717 MAIN STREET                SWOYERSVILL       PA    18704        48,000.00
239-01   801112640    RINEER DUANE E               48 PEACOCK DRIVE               LANCASTER         PA    17601        88,000.00
239-01   801113705    WYCHE BARBARA D              2632 PARK HEIGHTS TERRACE      BALTIMORE         MD    21215        38,250.00
239-01   801113762    WRAY TODD A                  17 VERNON ROAD                 SHELBY            OH    44875        55,800.00
239-01   801114190    CUPPS JAMIE L                424 E ROSE ST                  SPRINGFIELD       OH    45503        32,000.00
239-01   801114299    BUTLER JOYCE                 1823 WEST LANVALE STREET       BALTIMORE         MD    21217        31,150.00
239-01   801114356    NEAL BETTY REE               389 MERRILL AVENUE             MUSKEGON          MI    49441        32,300.00
239-01   801115791    MCGREGOR GLORIA R            6145 TURNPIKE ROAD             RAEFORD           NC    28376        21,450.00
239-01   801116435    TONEY JAMES                  1933 NORTHEAST AVE             BALTIMORE         MD    21227        68,000.00
239-01   801117151    CARABALLO MARIA              3825 TOLEDO AVE                LORAIN            OH    44055        39,000.00
239-01   801117177    DANIEL ROBERT                4440 SPRING LAKE HIGHWAY       BROOKSVILLE       FL    34601        96,200.00
239-01   801117730    HEWITT JOSEPH C              18931 SCOTTSDALE BLVD          SHAKER HEIG       OH    44122       124,800.00
239-01   801118167    GRIFFIN DEBORRAH G           FM 1803                        MURCHISON         TX    75778        41,400.00
239-01   801119405    COPENHAVER CARL W            724 PALM AVENUE                PUNTA GORDA       FL    33950        38,000.00
239-01   801120304    MILLER MARK L                775 8TH STREET SOUTHEAST       NAPLES            FL    34117        84,000.00
239-01   801120775    VIALA LINDA                  17 RELDA STREET                PLAINVIEW         NY    11803        90,000.00
239-01   801120866    MILLER CORNELIUS N           601 GREENWOOD                  AKRON             OH    44320        97,700.00
239-01   801121443    KELLY ARTHUR                 3106 OAKFIELD AVENUE           BALTIMORE         MD    21216        30,800.00
239-01   801121484    LYNOTT PAULAN J              703 INDIAN LAKES DRIVE         INDIAN LAKE       FL    33855        38,400.00
239-01   801121930    ANDERSON ROSILAND            2550 6TH STREET SOUTH          ST PETERSBU       FL    33711        52,800.00
239-01   801122177    GRIECI LILLIAN A             103 BOX RR 1 FOREST AVENUE     WAPWALLOPEN       PA    18660        66,300.00
239-01   801122573    WOLTEMATE ADAM A             28 GRASSPOND ROAD              LEVITTOWN         PA    19057        76,000.00
239-01   801123084    GOODWIN HERBERT D            1430 OLD BLUFF ROAD            HOPKINS           SC    29061        24,000.00
239-01   801123555    SMITH CARL E                 3802 13TH STREET WEST          LEHIGH ACRE       FL    33971        58,650.00
239-01   801123811    MORGAN RUBY ANN              1330 COLORADO AVE              XENIA             OH    45385        35,000.00
239-01   801125253    ESTRADA VIRGINIA             3508 SUMMER HAVEN LANE         APOPKA            FL    32703        44,000.00
239-01   801125725    BAKER MICHAEL J              RR 1 BOX 42-804                FLINTON           PA    16640        79,050.00
239-01   801126038    FLORESTAL JOLIVERT           433 CHESTER STREET             UNIONDALE         NY    11553       130,500.00
239-01   801126418    GAY KHYMBERLY P              3669 EAST 114TH STREET         CLEVELAND         OH    44105        59,500.00
239-01   801126699    WELLS SHEREE                 700 NORTH 18TH STREET          HARRISBURG        PA    17103        42,075.00
239-01   801127010    LUGO VIDAL L                 268 DAISY ESTATES DRIVE        WINTER HAVE       FL    33884        55,600.00
239-01   801127226    FARRELL PHYLLIS              71A GREW AVENUE                ROSLINDALE        MA    02131       109,650.00

                                                   Cut-off Date    First                                              Original
                                                    Principal     Payment     Maturity    Rem    Paid thru     Date     LTV
Pool ID   Account            Name                    Balance       Date         Date      Term      Date       Due     Ratio
------------------------------------------------------------------------------------------------------------------------------
239-01   801098773    LANCASTER RANDALL BRANT         103,415.89  11/14/98    10/14/28   359.41   12/14/98   01/14/99    90.0
239-01   801099698    HALL ROBERT                      26,968.95  10/15/98    09/15/13   178.45   10/15/98   11/15/98    58.6
239-01   801100892    BENTZ LAURA L                    53,600.00  11/05/98    10/05/18   239.11   10/05/98   11/05/98    69.8
239-01   801100926    THOMPSON GRACE M                 75,535.63  10/22/98    09/22/28   358.68   10/22/98   11/22/98    90.0
239-01   801101718    ADAMS JOSEPH                     66,405.00  10/03/98    09/03/13   178.06   09/03/98   10/03/98    69.9
239-01   801101759    CAMPBELL INEZ                    69,545.77  10/22/98    09/22/28   358.68   10/22/98   11/22/98    85.0
239-01   801102641    FAYETTE JOHN                    126,000.00  10/10/98    09/10/28   358.29   10/10/98   11/10/98    90.0
239-01   801102849    MEYASH JOHN S                    66,300.00  11/16/98    10/16/28   359.47   10/16/98   11/16/98    85.0
239-01   801103003    HARRIS JOHN R                    99,980.63  10/03/98    09/03/13   178.06   10/03/98   11/03/98    80.0
239-01   801103177    SIEGEL ROBERT                    99,596.58  10/23/98    09/23/08   118.72   10/23/98   11/23/98    30.4
239-01   801103854    CLARK CLYDE L                    79,815.00  11/01/98    10/01/28   359.00   10/01/98   11/01/98    85.8
239-01   801104415    LEMAIRE LISA J                  143,100.00  10/24/98    09/24/13   178.75   09/24/98   10/24/98    89.4
239-01   801104571    MCCANN ROSEMARIE                 44,000.00  11/09/98    10/09/13   179.24   10/09/98   11/09/98    42.7
239-01   801105420    GONZALEZ GUILLERMO               38,695.00  11/15/98    10/15/13   179.44   10/15/98   11/15/98    85.9
239-01   801105743    HERION ANNE                     133,200.00  11/19/98    10/19/28   359.57   10/19/98   11/19/98    85.9
239-01   801105925    PALMER BEVERLY M                 35,841.75  10/21/98    09/21/28   358.65   10/21/98   11/21/98    80.0
239-01   801106089    SANGSTER DAVID C                 72,035.12  10/22/98    09/22/28   358.68   10/22/98   11/22/98    85.0
239-01   801106352    CURRAN STEPHEN M                102,000.00  10/15/98    09/15/28   358.45   10/15/98   11/15/98    75.0
239-01   801107699    CHARLAND MICHAEL E JR           107,900.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    89.9
239-01   801108259    JOHNSON MARVIN A                 39,816.86  11/02/98    10/02/28   359.01   11/02/98   12/02/98    84.9
239-01   801108291    DAVIS DONELL                     56,000.00  11/02/98    10/02/13   179.01   10/02/98   11/02/98    80.0
239-01   801108960    MC INTIRE DAVID                  46,400.00  11/02/98    10/02/13   179.01   10/02/98   11/02/98    80.0
239-01   801109216    DAYTON KEITH D                   27,250.00  10/08/98    09/08/13   178.22   10/08/98   11/08/98    89.9
239-01   801109430    JEROZAL EDWARD R                 61,415.12  10/08/98    09/08/28   358.22   10/08/98   11/08/98    85.4
239-01   801109844    PETERS EDMUND L                 114,000.00  09/05/98    08/05/13   177.11   10/05/98   11/05/98    75.0
239-01   801110057    CASE MARK A                     119,542.70  10/18/98    09/18/18   238.55   10/18/98   11/18/98    60.0
239-01   801110552    WOODLAND BEVERLIE                70,867.50  11/27/98    10/27/13   179.84   10/27/98   11/27/98    85.9
239-01   801110792    DUNN ANNIE MAE                   61,600.00  10/08/98    09/08/28   358.22   10/08/98   11/08/98    80.0
239-01   801110917    METELUS DIEUSEUL                115,000.00  10/08/98    09/08/13   178.22   10/08/98   11/08/98    74.1
239-01   801111568    SHAW DAVID W                     37,409.63  11/07/98    10/07/13   179.18   11/07/98   12/07/98    80.0
239-01   801112178    ROMANOSKI SHARON                 48,000.00  11/05/98    10/05/28   359.11   10/05/98   11/05/98    73.8
239-01   801112640    RINEER DUANE E                   88,000.00  10/28/98    09/28/28   358.88   09/28/98   10/28/98    80.0
239-01   801113705    WYCHE BARBARA D                  38,238.55  10/10/98    09/10/13   178.29   10/10/98   11/10/98    85.0
239-01   801113762    WRAY TODD A                      55,800.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    90.0
239-01   801114190    CUPPS JAMIE L                    31,965.26  10/22/98    09/22/28   358.68   10/22/98   11/22/98    80.0
239-01   801114299    BUTLER JOYCE                     31,078.45  10/10/98    09/10/13   178.29   10/10/98   11/10/98    70.0
239-01   801114356    NEAL BETTY REE                   32,300.00  11/14/98    10/14/28   359.41   10/14/98   11/14/98    85.0
239-01   801115791    MCGREGOR GLORIA R                21,450.00  11/13/98    10/13/28   359.38   10/13/98   11/13/98    65.0
239-01   801116435    TONEY JAMES                      67,962.78  10/03/98    09/03/13   178.06   10/03/98   11/03/98    80.0
239-01   801117151    CARABALLO MARIA                  38,916.37  10/22/98    09/22/28   358.68   10/22/98   11/22/98    60.9
239-01   801117177    DANIEL ROBERT                    96,200.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    82.9
239-01   801117730    HEWITT JOSEPH C                 124,800.00  11/16/98    10/16/13   179.47   10/16/98   11/16/98    80.0
239-01   801118167    GRIFFIN DEBORRAH G               41,400.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    90.0
239-01   801119405    COPENHAVER CARL W                37,851.64  10/21/98    09/21/13   178.65   10/21/98   11/21/98    60.3
239-01   801120304    MILLER MARK L                    83,554.72  10/21/98    09/21/13   178.65   10/21/98   11/21/98    80.0
239-01   801120775    VIALA LINDA                      90,000.00  11/27/98    10/27/28   359.84   10/27/98   11/27/98    47.1
239-01   801120866    MILLER CORNELIUS N               97,447.92  10/22/98    09/22/28   358.68   10/22/98   11/22/98    84.9
239-01   801121443    KELLY ARTHUR                     30,789.60  10/17/98    09/17/13   178.52   10/17/98   11/17/98    72.4
239-01   801121484    LYNOTT PAULAN J                  38,400.00  11/01/98    10/01/28   359.00   10/01/98   11/01/98    80.0
239-01   801121930    ANDERSON ROSILAND                52,800.00  11/14/98    10/14/28   359.41   10/14/98   11/14/98    80.0
239-01   801122177    GRIECI LILLIAN A                 66,300.00  11/19/98    10/19/28   359.57   10/19/98   11/19/98    83.9
239-01   801122573    WOLTEMATE ADAM A                 76,000.00  10/10/98    09/10/28   358.29   10/10/98   11/10/98    66.0
239-01   801123084    GOODWIN HERBERT D                24,000.00  11/16/98    10/16/13   179.47   10/16/98   11/16/98    80.0
239-01   801123555    SMITH CARL E                     58,428.18  10/18/98    09/18/18   238.55   10/18/98   11/18/98    85.0
239-01   801123811    MORGAN RUBY ANN                  35,000.00  11/05/98    10/05/13   179.11   10/05/98   11/05/98    49.2
239-01   801125253    ESTRADA VIRGINIA                 43,789.59  10/21/98    09/21/28   358.65   10/21/98   11/21/98    73.3
239-01   801125725    BAKER MICHAEL J                  78,964.49  10/21/98    09/21/28   358.65   10/21/98   11/21/98    85.0
239-01   801126038    FLORESTAL JOLIVERT              130,500.00  10/18/98    09/18/13   178.55   10/18/98   11/18/98    90.0
239-01   801126418    GAY KHYMBERLY P                  59,500.00  11/15/98    10/15/13   179.44   10/15/98   11/15/98    85.0
239-01   801126699    WELLS SHEREE                     42,075.00  10/17/98    09/17/28   358.52   10/17/98   11/17/98    85.0
239-01   801127010    LUGO VIDAL L                     55,600.00  11/05/98    10/05/18   239.11   10/05/98   11/05/98    62.4
239-01   801127226    FARRELL PHYLLIS                 109,616.71  10/01/98    09/01/13   178.00   11/01/98   12/01/98    85.0

                                                   Current       Scheduled
                                                   Mortgage       Payment
Pool ID   Account            Name                    Rate       Int & Prin
----------------------------------------------------------------------------
239-01   801098773    LANCASTER RANDALL BRANT       10.150        919.78
239-01   801099698    HALL ROBERT                   10.900        305.19
239-01   801100892    BENTZ LAURA L                  7.900        445.00
239-01   801100926    THOMPSON GRACE M               9.650        643.98
239-01   801101718    ADAMS JOSEPH                   9.350        687.42
239-01   801101759    CAMPBELL INEZ                 10.150        619.41
239-01   801102641    FAYETTE JOHN                  10.250      1,129.09
239-01   801102849    MEYASH JOHN S                 11.250        643.95
239-01   801103003    HARRIS JOHN R                 13.750      1,165.11
239-01   801103177    SIEGEL ROBERT                  9.625      1,300.83
239-01   801103854    CLARK CLYDE L                 10.750        745.06
239-01   801104415    LEMAIRE LISA J                10.000      1,255.80
239-01   801104571    MCCANN ROSEMARIE              11.840        523.55
239-01   801105420    GONZALEZ GUILLERMO            11.000        368.50
239-01   801105743    HERION ANNE                    9.400      1,110.31
239-01   801105925    PALMER BEVERLY M              12.100        373.07
239-01   801106089    SANGSTER DAVID C               9.700        618.09
239-01   801106352    CURRAN STEPHEN M              10.650        944.49
239-01   801107699    CHARLAND MICHAEL E JR         10.150        958.88
239-01   801108259    JOHNSON MARVIN A              11.250        387.14
239-01   801108291    DAVIS DONELL                  10.750        522.75
239-01   801108960    MC INTIRE DAVID               10.700        431.40
239-01   801109216    DAYTON KEITH D                11.050        310.58
239-01   801109430    JEROZAL EDWARD R              10.500        562.56
239-01   801109844    PETERS EDMUND L               14.850      1,427.81
239-01   801110057    CASE MARK A                    8.875      1,070.04
239-01   801110552    WOODLAND BEVERLIE             11.600        707.21
239-01   801110792    DUNN ANNIE MAE                10.950        584.31
239-01   801110917    METELUS DIEUSEUL              10.900      1,086.49
239-01   801111568    SHAW DAVID W                   9.250        309.33
239-01   801112178    ROMANOSKI SHARON               7.900        348.87
239-01   801112640    RINEER DUANE E                 8.450        673.53
239-01   801113705    WYCHE BARBARA D               11.800        387.57
239-01   801113762    WRAY TODD A                   11.350        546.21
239-01   801114190    CUPPS JAMIE L                 10.950        303.54
239-01   801114299    BUTLER JOYCE                  10.650        347.23
239-01   801114356    NEAL BETTY REE                10.450        294.26
239-01   801115791    MCGREGOR GLORIA R             12.540        229.59
239-01   801116435    TONEY JAMES                    8.990        546.65
239-01   801117151    CARABALLO MARIA                9.250        320.84
239-01   801117177    DANIEL ROBERT                  8.900        767.13
239-01   801117730    HEWITT JOSEPH C                8.900        995.20
239-01   801118167    GRIFFIN DEBORRAH G             9.650        352.65
239-01   801119405    COPENHAVER CARL W              9.900        406.03
239-01   801120304    MILLER MARK L                 11.850        854.35
239-01   801120775    VIALA LINDA                    7.875        652.56
239-01   801120866    MILLER CORNELIUS N             8.900        779.10
239-01   801121443    KELLY ARTHUR                  11.250        299.15
239-01   801121484    LYNOTT PAULAN J                9.550        324.29
239-01   801121930    ANDERSON ROSILAND             12.350        557.37
239-01   801122177    GRIECI LILLIAN A              11.100        636.41
239-01   801122573    WOLTEMATE ADAM A               8.775        599.25
239-01   801123084    GOODWIN HERBERT D             12.250        291.91
239-01   801123555    SMITH CARL E                   8.400        505.27
239-01   801123811    MORGAN RUBY ANN               11.750        353.30
239-01   801125253    ESTRADA VIRGINIA              10.350        397.56
239-01   801125725    BAKER MICHAEL J               11.350        773.79
239-01   801126038    FLORESTAL JOLIVERT            10.950      1,237.85
239-01   801126418    GAY KHYMBERLY P                8.400        453.29
239-01   801126699    WELLS SHEREE                  11.250        408.66
239-01   801127010    LUGO VIDAL L                   8.300        475.49
239-01   801127226    FARRELL PHYLLIS                9.950        958.21

ALLIANCE FUNDING                                                PAGE 4  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                       SALE SCHEDULE - GROUP 1, SUB-POOL I
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                                       Principal
                                                                                                          Zip         Balance at
Pool ID   Account            Name                      Address                       City         State   Code        Origination
---------------------------------------------------------------------------------------------------------------------------------
239-01   801127473    COOPER OLIVER P              210 GREENBRIAR DRIVE           FORT WALTON       FL    32547        46,150.00
239-01   801127499    WOFFORD JAY                  47 S GARLAND                   DAYTON            OH    45424        46,800.00
239-01   801127911    THOMAS ALEX                  1500 7TH STREET SOUTH          ST PETERSBU       FL    33701        24,700.00
239-01   801127929    STEVENS SHELBY L             4081 RADFORD ROAD              BARTOW            FL    33830        40,000.00
239-01   801128133    MORRELL MAE H                231 41ST STREET SOUTH          ST PETERSBU       FL    33711        56,695.00
239-01   801128455    SZPAK MICHAEL K              109 VASHTI WAY                 MEDFORD           OR    97501        99,000.00
239-01   801128836    UPCHURCH ROGER W             4960 WEST 36TH STREET          INDIANAPOLI       IN    46224        51,750.00
239-01   801129107    PEREZ JOSE                   336 SERRANO AVENUE             SAN JOSE          CA    95127       190,000.00
239-01   801129198    BECK DWIGHT B                15834 KUTZTOWN ROAD            MAXATAWNY         PA    19538        48,600.00
239-01   801129305    SMART STEVE W                181 NEWTON DRIVE               WINSTON           OR    97496        69,600.00
239-01   801129453    HARGROVE ALAN D              50 WEST MAIN STREET            RICHFIELD S       NY    13439        67,500.00
239-01   801129511    GRIFFIN JACQUELINE           1322 SOUTH 54TH STREET         PHILADELPHI       PA    19143        20,000.00
239-01   801129578    TURNER CHRISTINA             5543 MEDIA STREET              PHILADELPHI       PA    19131        36,000.00
239-01   801130436    KILSON FRANCIS               2922 CAMBRIDGE STREET          PHILADELPHI       PA    19130        68,625.00
239-01   801130485    MINNICK EDWARD L             224 WILSON DRIVE               HAZLETON          PA    18201       172,800.00
239-01   801130584    JOHNSON TODD STEPHEN         91 WAKEMAN AVENUE              NEWARK            NJ    07107        76,500.00
239-01   801131442    BOYKIN IDA RAY               5023 SOUTH 88TH STREET         TAMPA             FL    33619        10,000.00
239-01   801131699    MCBRIDE YVONNE               209-37-112TH AVENUE            QUEENS VILL       NY    11429        92,000.00
239-01   801131764    GONZALEZ ISIDORA             174 FAVOR AVENUE               LABELLE           FL    33935        31,525.00
239-01   801132382    MEEHAN PAUL                  187 LITCHFIELD AVENUE          ELMONT            NY    11003        45,000.00
239-01   801132473    SMITH LAURA M                915 LOWER BELLBROOK ROAD       XENIA             OH    45385       126,000.00
239-01   801133059    LESYK ALEXANDER              4 RIVER STREET                 CHATEAUGAY        NY    12920        41,400.00
239-01   801134081    CLEMENT GUY E                203 CEDAR STREET               EPHRATA           PA    17522        73,710.00
239-01   801134164    SNODGRASS BILLIE S           217 EAST PATTEERSON STREET     LANSFORD          PA    18232        28,800.00
239-01   801134230    PSOLKA COREY J               45 EAST OAK STREET             PITTSTON          PA    18640        85,300.00
239-01   801134487    SKAGGS PAMELA                605 N GLADSTONE                INDIANAPOLI       IN    46201        34,500.00
239-01   801135583    MACK DANIEL R                3153 DAVIS HILL ROAD           ANDOVER           NY    14806        32,000.00
239-01   801136078    SMITH EVA GROVES             218 WASHINGTON STREET          MOUNT VERNO       NY    10553       139,980.00
239-01   801136185    CLEVELAND JAMES W            4639 KITTY DRIVE               MEMPHIS           TN    38128       103,500.00
239-01   801136896    ISRAEL CLAUDIA               1217 ROUTE 9J                  STUYVESANT        NY    12173        55,000.00
239-01   801137308    PLUMLEY MARVIN RANDALL       6825 DILL AVENUE               COCOA             FL    32927        73,500.00
239-01   801137399    SARVIS TOMMY                 22207 45TH DRIVE               LAKE CITY         FL    32024        39,600.00
239-01   801137456    DOAN THANH CONG              541 DOWNEY DRIVE               VIRGINIA B        VA    23462       111,900.00
239-01   801137605    HODGES JAMES S               500 HIGH STREET                OXFORD            NC    27565       163,500.00
239-01   801138397    DONEVSKI LINDA               6902 W TOPEKA DRIVE            GLENDALE          AZ    85308       120,000.00
239-01   801138967    ELLIS DONNA N                1240 MAPLE COURT               HORNELL           NY    14843        40,000.00
239-01   801138991    QUINT DAVID P                200 CHASE ROAD                 DARTMOUTH         MA    02747        87,736.00
239-01   801139874    KASSON KARMEN                6791 KITTYHAWK AVENUE          HESPERIA          CA    92345       105,300.00
239-01   801140054    MARINELLO ANNE H             3476 CORANA WAY                NAPLES            FL    34105        95,000.00
239-01   801140302    GAVIS GUS                    2227 EAST EL MORA AVENUE       MESA              AZ    85204        82,500.00
239-01   801141144    TOLBERT MARGARET ANN         1956 WRIGHT STREET             FORT MYERS        FL    33916        22,500.00
239-01   801141151    SHEERS CHRISTINE             1170 S 41ST STREET             LOUISVILLE        KY    40211        40,500.00
239-01   801141540    DAVIS MARTIN S               51 DIVISION STREET             KINGSTON          PA    18704        82,750.00
239-01   801141615    MC CUIN WILLIAM G            2155 SHANNON                   MEMPHIS           TN    38108        37,800.00
239-01   801142001    ALLEN JOANNE                 30 KURTZ AVE                   DAYTON            OH    45405        49,600.00
239-01   801142324    GRAZULIS JOHN                2443 WEBER STREET              LAKELAND          FL    33801        36,550.00
239-01   801142589    OGDEN BRUCE A                27318 SENATOR DRIVE            PUNTA GORDA       FL    33955        59,500.00
239-01   801142654    STORY BRIAN E                5585 COLONIAL OAKS BLVD RD     SARASOTA          FL    34232       110,000.00
239-01   801143090    BASILE JOSEPH A              211 COLLIN AVENUE              FAYETTEVILL       NY    13066        39,500.00
239-01   801143389    GIULIANO CHAUNCY             1025 THOMAS DRIVE              WINTER HAVE       FL    33880        14,400.00
239-01   801143751    SAMPSON VALINDA B            233 KENNON DRIVE               DANVILLE          VA    24540        60,000.00
239-01   801143983    SMITH MARIE                  6351 LEBANON AVENUE            PHILADELPHI       PA    19151        53,550.00
239-01   801144155    PHOENIX LINDA                1923 WHITEHALL STREET          HARRISBURG        PA    17103        73,950.00
239-01   801144387    BOISVERT RENE JOSEPH         1412 CHESTNUT STREET           ROXBORO           NC    27573        47,250.00
239-01   801144924    SUMPMAN MICHAEL J            6 SOUTH MAIN STREET            EAST PROSPE       PA    17317        52,200.00
239-01   801145129    BEVERIDGE KATHLEEN M         206 WOODMERE STREET            ISLIP TERRA       NY    11752       100,000.00
239-01   801145640    WARRENFELTZ IRENE M          90 CEDAR HILL DRIVE            DOVER             PA    17315        35,000.00
239-01   801146077    ARMSTRONG TROY               11201 GROVE LANE               LITTLE ROCK       AR    72209        30,600.00
239-01   801146234    THOMAS WILLIE MAE            2318 WEST 45TH STREET          JACKSONVILL       FL    32209        31,000.00
239-01   801146564    DEAN MATHISO INGRID          267 COVENTRY ROAD NORTH        WEST HEMPST       NY    11423       148,500.00
239-01   801146697    WELLS ANNABELLE              RTE 10 BOX 88A                 PARKERSBURG       WV    26101        22,830.00
239-01   801146879    COOPER DALONA D              2327 JACKSON STREET            ANDERSON          IN    46016        29,250.00

                                                   Cut-off Date    First                                              Original
                                                    Principal     Payment     Maturity    Rem    Paid thru     Date     LTV
Pool ID   Account            Name                    Balance       Date         Date      Term      Date       Due     Ratio
------------------------------------------------------------------------------------------------------------------------------
239-01   801127473    COOPER OLIVER P                  46,150.00  11/23/98    10/23/13   179.70   10/23/98   11/23/98    65.9
239-01   801127499    WOFFORD JAY                      46,800.00  11/01/98    10/01/13   179.00   10/01/98   11/01/98    80.0
239-01   801127911    THOMAS ALEX                      24,675.27  10/23/98    09/23/13   178.72   10/23/98   11/23/98    65.0
239-01   801127929    STEVENS SHELBY L                 40,000.00  11/01/98    10/01/18   239.00   10/01/98   11/01/98    80.0
239-01   801128133    MORRELL MAE H                    56,695.00  11/22/98    10/22/28   359.67   10/22/98   11/22/98    85.0
239-01   801128455    SZPAK MICHAEL K                  99,000.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    90.0
239-01   801128836    UPCHURCH ROGER W                 51,750.00  11/16/98    10/16/13   179.47   10/16/98   11/16/98    75.0
239-01   801129107    PEREZ JOSE                      190,000.00  11/01/98    10/01/28   359.00   10/01/98   11/01/98    76.0
239-01   801129198    BECK DWIGHT B                    48,600.00  11/23/98    10/23/13   179.70   10/23/98   11/23/98    67.5
239-01   801129305    SMART STEVE W                    69,600.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    80.0
239-01   801129453    HARGROVE ALAN D                  67,500.00  11/27/98    10/27/13   179.84   10/27/98   11/27/98    90.0
239-01   801129511    GRIFFIN JACQUELINE               20,000.00  11/19/98    10/19/28   359.57   10/19/98   11/19/98    80.0
239-01   801129578    TURNER CHRISTINA                 36,000.00  11/28/98    10/28/28   359.87   10/28/98   11/28/98    80.0
239-01   801130436    KILSON FRANCIS                   68,625.00  10/10/98    09/10/28   358.29   09/10/98   10/10/98    75.0
239-01   801130485    MINNICK EDWARD L                172,800.00  10/10/98    09/10/13   178.29   09/10/98   10/10/98    90.0
239-01   801130584    JOHNSON TODD STEPHEN             76,500.00  11/02/98    10/02/13   179.01   10/02/98   11/02/98    85.0
239-01   801131442    BOYKIN IDA RAY                   10,000.00  10/25/98    09/25/13   178.78   09/25/98   10/25/98    20.0
239-01   801131699    MCBRIDE YVONNE                   91,798.67  10/21/98    09/21/28   358.65   10/21/98   11/21/98    59.3
239-01   801131764    GONZALEZ ISIDORA                 31,430.92  10/21/98    09/21/13   178.65   10/21/98   11/21/98    65.0
239-01   801132382    MEEHAN PAUL                      44,600.37  11/14/98    10/14/13   179.41   11/14/98   12/14/98    31.6
239-01   801132473    SMITH LAURA M                   126,000.00  12/02/98    11/02/28   360.03   11/02/98   12/02/98    74.1
239-01   801133059    LESYK ALEXANDER                  41,344.69  10/25/98    09/25/13   178.78   10/25/98   11/25/98    90.0
239-01   801134081    CLEMENT GUY E                    73,646.57  11/01/98    10/01/28   359.00   11/01/98   12/01/98    90.0
239-01   801134164    SNODGRASS BILLIE S               28,800.00  10/23/98    09/23/18   238.72   09/23/98   10/23/98    90.0
239-01   801134230    PSOLKA COREY J                   85,300.00  10/21/98    09/21/13   178.65   09/21/98   10/21/98    85.3
239-01   801134487    SKAGGS PAMELA                    34,500.00  11/20/98    10/20/28   359.61   10/20/98   11/20/98    75.0
239-01   801135583    MACK DANIEL R                    31,896.64  10/21/98    09/21/13   178.65   10/21/98   11/21/98    57.1
239-01   801136078    SMITH EVA GROVES                139,906.67  10/23/98    09/23/13   178.72   10/23/98   11/23/98    68.2
239-01   801136185    CLEVELAND JAMES W               103,500.00  11/06/98    10/06/28   359.15   10/06/98   11/06/98    90.0
239-01   801136896    ISRAEL CLAUDIA                   55,000.00  11/26/98    10/26/13   179.80   10/26/98   11/26/98    48.6
239-01   801137308    PLUMLEY MARVIN RANDALL           73,500.00  11/01/98    10/01/28   359.00   10/01/98   11/01/98    70.0
239-01   801137399    SARVIS TOMMY                     39,600.00  11/23/98    10/23/28   359.70   10/23/98   11/23/98    84.2
239-01   801137456    DOAN THANH CONG                 111,801.02  10/22/98    09/22/28   358.68   10/22/98   11/22/98    79.9
239-01   801137605    HODGES JAMES S                  163,500.00  11/01/98    10/01/18   239.00   10/01/98   11/01/98    75.0
239-01   801138397    DONEVSKI LINDA                  120,000.00  11/01/98    10/01/28   359.00   10/01/98   11/01/98    69.7
239-01   801138967    ELLIS DONNA N                    39,876.96  10/21/98    09/21/18   238.65   10/21/98   11/21/98    59.7
239-01   801138991    QUINT DAVID P                    87,537.30  11/01/98    10/01/18   239.00   11/01/98   12/01/98    64.9
239-01   801139874    KASSON KARMEN                   105,300.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    90.0
239-01   801140054    MARINELLO ANNE H                 94,612.65  10/22/98    09/22/13   178.68   10/22/98   11/22/98    84.8
239-01   801140302    GAVIS GUS                        82,500.00  11/01/98    10/01/28   359.00   10/01/98   11/01/98    75.0
239-01   801141144    TOLBERT MARGARET ANN             22,409.50  11/01/98    10/01/13   179.00   11/01/98   12/01/98    70.3
239-01   801141151    SHEERS CHRISTINE                 40,500.00  11/05/98    10/05/13   179.11   10/05/98   11/05/98    90.0
239-01   801141540    DAVIS MARTIN S                   82,331.29  11/05/98    10/05/28   359.11   11/05/98   12/05/98    89.9
239-01   801141615    MC CUIN WILLIAM G                37,758.91  10/22/98    09/22/13   178.68   10/22/98   11/22/98    90.0
239-01   801142001    ALLEN JOANNE                     49,600.00  11/05/98    10/05/13   179.11   10/05/98   11/05/98    80.0
239-01   801142324    GRAZULIS JOHN                    36,427.74  10/18/98    09/18/13   178.55   10/18/98   11/18/98    85.0
239-01   801142589    OGDEN BRUCE A                    59,500.00  11/05/98    10/05/13   179.11   10/05/98   11/05/98    74.3
239-01   801142654    STORY BRIAN E                   110,000.00  11/01/98    10/01/28   359.00   10/01/98   11/01/98    83.3
239-01   801143090    BASILE JOSEPH A                  39,249.46  10/21/98    09/21/08   118.65   10/21/98   11/21/98    23.9
239-01   801143389    GIULIANO CHAUNCY                 14,310.28  11/02/98    10/02/08   119.01   11/02/98   12/02/98    80.0
239-01   801143751    SAMPSON VALINDA B                60,000.00  12/01/98    11/01/18   240.00   11/01/98   12/01/98    80.0
239-01   801143983    SMITH MARIE                      53,550.00  11/05/98    10/05/28   359.11   10/05/98   11/05/98    85.0
239-01   801144155    PHOENIX LINDA                    73,950.00  11/05/98    10/05/28   359.11   10/05/98   11/05/98    85.0
239-01   801144387    BOISVERT RENE JOSEPH             47,250.00  12/01/98    11/01/13   180.00   11/01/98   12/01/98    75.0
239-01   801144924    SUMPMAN MICHAEL J                52,200.00  11/16/98    10/16/13   179.47   10/16/98   11/16/98    90.0
239-01   801145129    BEVERIDGE KATHLEEN M            100,000.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    66.6
239-01   801145640    WARRENFELTZ IRENE M              35,000.00  11/01/98    10/01/18   239.00   10/01/98   11/01/98    43.7
239-01   801146077    ARMSTRONG TROY                   30,588.73  10/23/98    09/23/13   178.72   10/23/98   11/23/98    90.0
239-01   801146234    THOMAS WILLIE MAE                31,000.00  11/01/98    10/01/13   179.00   10/01/98   11/01/98    62.0
239-01   801146564    DEAN MATHISO INGRID             148,260.31  06/14/98    05/14/28   354.38   09/14/98   10/14/98    90.0
239-01   801146697    WELLS ANNABELLE                  22,830.00  11/20/98    10/20/13   179.61   10/20/98   11/20/98    61.7
239-01   801146879    COOPER DALONA D                  29,250.00  11/27/98    10/27/28   359.84   10/27/98   11/27/98    56.2

                                                   Current       Scheduled
                                                   Mortgage       Payment
Pool ID   Account            Name                    Rate       Int & Prin
----------------------------------------------------------------------------
239-01   801127473    COOPER OLIVER P               12.090        556.55
239-01   801127499    WOFFORD JAY                    9.000        376.56
239-01   801127911    THOMAS ALEX                   12.590        305.88
239-01   801127929    STEVENS SHELBY L               8.500        347.13
239-01   801128133    MORRELL MAE H                 11.600        565.78
239-01   801128455    SZPAK MICHAEL K               10.150        879.79
239-01   801128836    UPCHURCH ROGER W              10.100        457.97
239-01   801129107    PEREZ JOSE                     8.900      1,515.13
239-01   801129198    BECK DWIGHT B                  7.750        457.46
239-01   801129305    SMART STEVE W                  8.900        555.02
239-01   801129453    HARGROVE ALAN D               10.400        612.41
239-01   801129511    GRIFFIN JACQUELINE            11.250        194.25
239-01   801129578    TURNER CHRISTINA              10.000        315.93
239-01   801130436    KILSON FRANCIS                10.900        648.35
239-01   801130485    MINNICK EDWARD L              10.020      1,519.00
239-01   801130584    JOHNSON TODD STEPHEN          11.800        775.13
239-01   801131442    BOYKIN IDA RAY                11.250        115.23
239-01   801131699    MCBRIDE YVONNE                 9.850        797.19
239-01   801131764    GONZALEZ ISIDORA              10.600        350.43
239-01   801132382    MEEHAN PAUL                    9.500        469.90
239-01   801132473    SMITH LAURA M                  7.750        902.68
239-01   801133059    LESYK ALEXANDER               10.300        452.52
239-01   801134081    CLEMENT GUY E                  9.500        619.79
239-01   801134164    SNODGRASS BILLIE S            11.200        301.21
239-01   801134230    PSOLKA COREY J                 9.950        745.42
239-01   801134487    SKAGGS PAMELA                 11.350        337.71
239-01   801135583    MACK DANIEL R                  9.050        325.52
239-01   801136078    SMITH EVA GROVES               9.200      1,146.51
239-01   801136185    CLEVELAND JAMES W             10.150        919.78
239-01   801136896    ISRAEL CLAUDIA                10.600        507.22
239-01   801137308    PLUMLEY MARVIN RANDALL         8.300        554.77
239-01   801137399    SARVIS TOMMY                  11.000        377.12
239-01   801137456    DOAN THANH CONG                9.150        912.48
239-01   801137605    HODGES JAMES S                 8.850      1,455.32
239-01   801138397    DONEVSKI LINDA                10.000      1,053.09
239-01   801138967    ELLIS DONNA N                  9.300        367.64
239-01   801138991    QUINT DAVID P                  9.850        837.97
239-01   801139874    KASSON KARMEN                 10.150        935.78
239-01   801140054    MARINELLO ANNE H               9.850        823.18
239-01   801140302    GAVIS GUS                     10.500        754.66
239-01   801141144    TOLBERT MARGARET ANN          10.350        203.30
239-01   801141151    SHEERS CHRISTINE               9.900        352.43
239-01   801141540    DAVIS MARTIN S                 9.650        704.88
239-01   801141615    MC CUIN WILLIAM G             10.850        355.71
239-01   801142001    ALLEN JOANNE                  12.250        519.76
239-01   801142324    GRAZULIS JOHN                  8.400        357.78
239-01   801142589    OGDEN BRUCE A                  8.950        476.61
239-01   801142654    STORY BRIAN E                  8.950        881.13
239-01   801143090    BASILE JOSEPH A                9.700        515.46
239-01   801143389    GIULIANO CHAUNCY               9.150        183.58
239-01   801143751    SAMPSON VALINDA B              8.150        507.48
239-01   801143983    SMITH MARIE                   10.750        499.88
239-01   801144155    PHOENIX LINDA                 11.600        737.97
239-01   801144387    BOISVERT RENE JOSEPH          12.600        507.95
239-01   801144924    SUMPMAN MICHAEL J              9.620        443.50
239-01   801145129    BEVERIDGE KATHLEEN M           9.350        829.93
239-01   801145640    WARRENFELTZ IRENE M           10.500        349.44
239-01   801146077    ARMSTRONG TROY                10.850        287.95
239-01   801146234    THOMAS WILLIE MAE              9.850        330.29
239-01   801146564    DEAN MATHISO INGRID           10.490      1,357.28
239-01   801146697    WELLS ANNABELLE                7.500        211.64
239-01   801146879    COOPER DALONA D                9.150        238.52

ALLIANCE FUNDING                                                PAGE 5  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                       SALE SCHEDULE - GROUP 1, SUB-POOL I
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                                       Principal
                                                                                                          Zip         Balance at
Pool ID   Account            Name                      Address                       City         State   Code        Origination
---------------------------------------------------------------------------------------------------------------------------------
239-01   801147463    MONTERO WILFREDO             3121 NORTHWEST 1ST STREET      MIAMI             FL    33125        25,000.00
239-01   801147554    WOODWARD MICHAEL W           106 WEST ADAMS                 ABINGDON          IL    61410        13,000.00
239-01   801147752    BLOOMER JAMES H              906 WEST 18TH STREET           PUEBLO            CO    81003        59,500.00
239-01   801148032    JASKOLSKI ANTOINETTE L       1707 GRANDVIEW AVENUE          MCKEESPORT        PA    15132        36,100.00
239-01   801148123    RANDALL PRATHER JR           1345 MULBERRY STREET           READING           PA    19604        38,250.00
239-01   801148347    HERBERT SHIRLEY              107 PLAINS ROAD                WALDEN            NY    12586        40,500.00
239-01   801149147    SMITH ENOCH R                2380 29TH STREET NORTHWEST     WINTER HAVE       FL    33881        32,800.00
239-01   801149337    LEACH DEE E                  7935 NORTH ELKCAM BOULEVAR     CITRUS SPRI       FL    34433        24,000.00
239-01   801150384    WISOTSKY PETER               178 CONTINENTAL AVENUE         EAST NORTHP       NY    11731       200,000.00
239-01   801150392    RICHARD RANDOLPH             245 15 NEWHALL AVENUE          ROSEDALE          NY    11422       132,000.00
239-01   801150590    GEORGIOS SHARON MCDERMOTT    11 COLLEGE HILL ROAD           MONTROSE          NY    10548       216,812.00
239-01   801150830    ROHLING MARVIN W             5341 DAVID BOULEVARD           PORT CHARLO       FL    33981        60,000.00
239-01   801151226    ORTIZ OLGA                   232 ALDAMA CALLE               SAN ANTONIO       TX    78237        36,800.00
239-01   801152000    DUNN LEE                     2622 NW 4TH STREET             CAPE CORAL        FL    33993        92,000.00
239-01   801152315    ROBINSON SONIA M             1300 WEST DIXIE STREET         FLORENCE          SC    29501        45,000.00
239-01   801152422    HATCHER MATTIE               2946 MORRIS DRIVE              BARTOW            FL    33830        38,500.00
239-01   801152547    TRACY PAULA L                7 SPRING LANE                  TOBYHANNA         PA    18466        62,000.00
239-01   801152778    ADASIEWICZ EUGENE M          1029 SOUTHEAST 25TH TERRAC     CAPE CORAL        FL    33904        63,000.00
239-01   801153057    LAFEVER CHARLES B            10938 SPANISH OAK DRIVE        HOWEY IN TH       FL    34737        86,000.00
239-01   801153677    LOMINY MARJORIE              1668 BRENTWOOD ROAD            BRENTWOOD         NY    11717        94,500.00
239-01   801153727    GRANT LURLEEN T              3178 BELLE TOWER               MEMPHIS           TN    38115        85,500.00
239-01   801153750    PHILLIPS KENNETH J           413 RIVERVIEW DR               THIENSVILLE       WI    53092       155,200.00
239-01   801154378    DAVIS KEITH A                454 NORTH COURT                CIRCLEVILLE       OH    43113       102,000.00
239-01   801154816    DURAN JANET L                109 EAST EDNA STREET           MUNHALL           PA    15120        19,600.00
239-01   801155409    GAINES LAURA MAE             RT 62 BOX 560                  TALLAHASSEE       FL    32312        46,400.00
239-01   801156217    HEIDBRIDER JOSIE             4526 SPRINGFIELD BLVD          JACKSONVILL       FL    32206        26,000.00
239-01   801156282    REIMER KAY                   606 14TH AVENUE                MUNHALL           PA    15120        35,200.00
239-01   801156399    NORMAN DAVID W               5403 MEADSTONE COURT           TAMPA             FL    33624        58,500.00
239-01   801156712    HARRINGTON HARVEY L          393 GUM SPRINGS CHURCH RD      MONCURE           NC    27559        68,250.00
239-01   801156910    TRENT HERMAN R               1824 VAUGHAN ST                SOUTH BOSTO       VA    24592        72,000.00
239-01   801157579    STANDFIELD ANN               22 RAPP ROAD                   ALBANY            NY    12203        47,500.00
239-01   801157587    COLOSSA ELIZABETH            7360 ORGANDY DRIVE NORTH       SAINT PETER       FL    33702        42,000.00
239-01   801157702    SHEETS STEPHEN J.            10172 66TH AVENUE              SEMINOLE          FL    33772        49,600.00
239-01   801158643    FURBERT GAIL DIANE           2301 D STREET                  RALEIGH           NC    27603       101,500.00
239-01   801158734    ALEXIS MARIA                 529 EDGEWOOD AVENUE            OAKMONT           PA    15139       102,400.00
239-01   801158833    WORWA JOHN SR                165 TOWNSHIP ROAD 104          DILLONVALE        OH    43917        40,500.00
239-01   801158841    DANNER BEATRICE              27084 SIMONA AVENUE            BROOKSVILLE       FL    34602        45,900.00
239-01   801159450    SIMONETTI JOHN R             622 PINEAIRE STREET            INVERNESS         FL    34452        54,450.00
239-01   801159815    WEAVER STEPHEN T             6349 WEST SHORE DRIVE          KENT              OH    44240        70,700.00
239-01   801160193    RAY NELSON                   1365 WEST 18TH STREET          JACKSONVILL       FL    32209        58,400.00
239-01   801160375    ADDIS DARLENE H              501 IDA STREET                 GASTONIA          NC    28054        48,000.00
239-01   801160649    NOWACZYK CARLEEN             412 MEMORY COURT               GREEN BAY         WI    54301        80,600.00
239-01   801161084    VALENTINE LEWIS C            9510 DICKENS                   CLEVELAND         OH    44104        58,600.00
239-01   801161589    KUNKEL TODD S                3171 SOUTH HANNIBAL STREET     AURORA            CO    80013        90,100.00
239-01   801162363    PETERSON TERRY A             2997 SOUTH BUCCANEER DRIVE     MAGNA             UT    84044        90,000.00
239-01   801162470    MUSSER MICHAEL A             2925 MORNINGSIDE DRIVE         CAMP HILL         PA    17011        96,300.00
239-01   801162512    HAGERTY SEAN G               91600 SANDERS ROAD             BLOOMINGDAL       OH    43910        53,200.00
239-01   801163353    RALPH SHEILA V               1940 NORTHWEST 154 STREET      OPA LOCKA         FL    33054        56,250.00
239-01   801163924    MITCHELL GLENN E             314 STATE AVENUE               WYANDANCH         NY    11552        72,000.00
239-01   801163940    MITCHELL GLENN E             76 STATE AVENUE                WYANDANCH         NY    11552        72,000.00
239-01   801164070    ANDERSON LARRY               304 EAST BROADWAY              LONGVIEW          TX    75604        49,000.00
239-01   801165192    UPCHURCH ROGER               7830 EAST 46TH                 INDPLS            IN    46226        55,875.00
239-01   801165218    HARRIS DELORIS MARIE         8309 EL PORTAL DRIVE           TAMPA             FL    33604        40,000.00
239-01   801165606    HICKS ETHEL                  2419 MAMMOTH GROVE ROAD        LAKE WALES        FL    33853        16,000.00
239-01   801165812    HILL BELVER                  10903 MT OVERLOOK RD           CLEVELAND         OH    44104        56,950.00
239-01   801165978    WRIGHT CHRISSIE              4636 15TH AVENUE SOUTH         ST PETERSBU       FL    33711        29,000.00
239-01   801166299    KOPCZYNSKIE BERNARD          409 PARK STREET                FREELAND          PA    18224        28,751.00
239-01   801166620    GONZALEZ FALCON              19110 NORTHWEST 11TH COURT     MIAMI             FL    33169        94,500.00
239-01   801166679    YOUNG MAMIE BELL             1101 ABRAHAM STREET            TALLAHASSEE       FL    32304        61,600.00
239-01   801166703    CICCARELLO MARY L            4208 EMPIRE PLACE              TAMPA             FL    33610        29,250.00
239-01   801167479    ARENA DANNY                  21 BRYDEN STREET               PITTSTON          PA    15640        25,000.00
239-01   801167545    WILLIAMS CARTHENIA           525 WOOD STREET                PUNTA GORDA       FL    33950        47,600.00

                                                   Cut-off Date    First                                              Original
                                                    Principal     Payment     Maturity    Rem    Paid thru     Date     LTV
Pool ID   Account            Name                    Balance       Date         Date      Term      Date       Due     Ratio
------------------------------------------------------------------------------------------------------------------------------
239-01   801147463    MONTERO WILFREDO                 25,000.00  11/27/98    10/27/18   239.84   10/27/98   11/27/98    20.0
239-01   801147554    WOODWARD MICHAEL W               13,000.00  11/01/98    10/01/08   119.00   10/01/98   11/01/98    68.4
239-01   801147752    BLOOMER JAMES H                  59,500.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    85.0
239-01   801148032    JASKOLSKI ANTOINETTE L           36,100.00  11/09/98    10/09/18   239.24   10/09/98   11/09/98    88.0
239-01   801148123    RANDALL PRATHER JR               38,250.00  11/08/98    10/08/13   179.21   10/08/98   11/08/98    85.0
239-01   801148347    HERBERT SHIRLEY                  40,500.00  11/05/98    10/05/13   179.11   10/05/98   11/05/98    40.5
239-01   801149147    SMITH ENOCH R                    32,730.10  11/01/98    10/01/18   239.00   11/01/98   12/01/98    53.7
239-01   801149337    LEACH DEE E                      24,000.00  11/13/98    10/13/18   239.38   10/13/98   11/13/98    40.6
239-01   801150384    WISOTSKY PETER                  200,000.00  12/02/98    11/02/18   240.03   11/02/98   12/02/98    69.6
239-01   801150392    RICHARD RANDOLPH                132,000.00  11/05/98    10/05/13   179.11   10/05/98   11/05/98    80.0
239-01   801150590    GEORGIOS SHARON MCDERMOTT       216,645.94  11/01/98    10/01/13   179.00   11/01/98   12/01/98    80.9
239-01   801150830    ROHLING MARVIN W                 60,000.00  11/06/98    10/06/28   359.15   10/06/98   11/06/98    75.0
239-01   801151226    ORTIZ OLGA                       36,800.00  11/01/98    10/01/13   179.00   10/01/98   11/01/98    80.0
239-01   801152000    DUNN LEE                         92,000.00  11/14/98    10/14/13   179.41   10/14/98   11/14/98    73.6
239-01   801152315    ROBINSON SONIA M                 45,000.00  11/03/98    10/03/13   179.05   10/03/98   11/03/98    78.9
239-01   801152422    HATCHER MATTIE                   38,279.70  11/01/98    10/01/28   359.00   11/01/98   12/01/98    80.2
239-01   801152547    TRACY PAULA L                    60,912.85  10/25/98    09/25/28   358.78   12/25/98   01/25/99    69.6
239-01   801152778    ADASIEWICZ EUGENE M              63,000.00  11/15/98    10/15/28   359.44   10/15/98   11/15/98    68.4
239-01   801153057    LAFEVER CHARLES B                86,000.00  11/15/98    10/15/28   359.44   10/15/98   11/15/98    74.1
239-01   801153677    LOMINY MARJORIE                  94,500.00  11/22/98    10/22/13   179.67   10/22/98   11/22/98    90.0
239-01   801153727    GRANT LURLEEN T                  85,500.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    90.0
239-01   801153750    PHILLIPS KENNETH J              155,200.00  11/01/98    10/01/13   179.00   10/01/98   11/01/98    80.0
239-01   801154378    DAVIS KEITH A                   102,000.00  11/16/98    10/16/13   179.47   10/16/98   11/16/98    85.0
239-01   801154816    DURAN JANET L                    19,600.00  11/27/98    10/27/13   179.84   10/27/98   11/27/98    56.0
239-01   801155409    GAINES LAURA MAE                 46,400.00  11/15/98    10/15/28   359.44   10/15/98   11/15/98    80.0
239-01   801156217    HEIDBRIDER JOSIE                 26,000.00  11/01/98    10/01/13   179.00   10/01/98   11/01/98    80.0
239-01   801156282    REIMER KAY                       35,200.00  11/21/98    10/21/13   179.64   10/21/98   11/21/98    80.0
239-01   801156399    NORMAN DAVID W                   58,325.69  11/01/98    10/01/13   179.00   11/01/98   12/01/98    84.7
239-01   801156712    HARRINGTON HARVEY L              68,250.00  12/02/98    11/02/13   180.03   11/02/98   12/02/98    65.0
239-01   801156910    TRENT HERMAN R                   72,000.00  11/15/98    10/15/13   179.44   10/15/98   11/15/98    80.0
239-01   801157579    STANDFIELD ANN                   47,500.00  11/28/98    10/28/28   359.87   10/28/98   11/28/98    62.5
239-01   801157587    COLOSSA ELIZABETH                42,000.00  11/09/98    10/09/28   359.24   10/09/98   11/09/98    58.3
239-01   801157702    SHEETS STEPHEN J.                49,600.00  11/05/98    10/05/28   359.11   10/05/98   11/05/98    80.0
239-01   801158643    FURBERT GAIL DIANE              101,500.00  11/02/98    10/02/28   359.01   10/02/98   11/02/98    84.9
239-01   801158734    ALEXIS MARIA                    102,400.00  11/19/98    10/19/28   359.57   10/19/98   11/19/98    80.0
239-01   801158833    WORWA JOHN SR                    40,500.00  11/19/98    10/19/18   239.57   10/19/98   11/19/98    90.0
239-01   801158841    DANNER BEATRICE                  45,900.00  11/23/98    10/23/18   239.70   10/23/98   11/23/98    90.0
239-01   801159450    SIMONETTI JOHN R                 54,336.19  10/22/98    09/22/18   238.68   10/22/98   11/22/98    90.0
239-01   801159815    WEAVER STEPHEN T                 70,494.01  11/01/98    10/01/13   179.00   11/01/98   12/01/98    87.2
239-01   801160193    RAY NELSON                       58,400.00  11/07/98    10/07/28   359.18   10/07/98   11/07/98    80.0
239-01   801160375    ADDIS DARLENE H                  48,000.00  12/01/98    11/01/18   240.00   11/01/98   12/01/98    80.0
239-01   801160649    NOWACZYK CARLEEN                 80,600.00  11/01/98    10/01/13   179.00   10/01/98   11/01/98    84.9
239-01   801161084    VALENTINE LEWIS C                58,600.00  11/19/98    10/19/28   359.57   10/19/98   11/19/98    84.9
239-01   801161589    KUNKEL TODD S                    89,763.33  11/01/98    10/01/28   359.00   11/01/98   12/01/98    85.0
239-01   801162363    PETERSON TERRY A                 90,000.00  11/01/98    10/01/28   359.00   10/01/98   11/01/98    90.0
239-01   801162470    MUSSER MICHAEL A                 96,300.00  11/01/98    10/01/13   179.00   10/01/98   11/01/98    90.0
239-01   801162512    HAGERTY SEAN G                   53,200.00  11/09/98    10/09/28   359.24   10/09/98   11/09/98    70.0
239-01   801163353    RALPH SHEILA V                   56,250.00  11/26/98    10/26/13   179.80   10/26/98   11/26/98    75.0
239-01   801163924    MITCHELL GLENN E                 72,000.00  10/28/98    09/28/28   358.88   09/28/98   10/28/98    74.2
239-01   801163940    MITCHELL GLENN E                 72,000.00  10/28/98    09/28/28   358.88   09/28/98   10/28/98    75.0
239-01   801164070    ANDERSON LARRY                   48,960.18  11/01/98    10/01/28   359.00   12/01/98   01/01/99    84.4
239-01   801165192    UPCHURCH ROGER                   55,875.00  11/16/98    10/16/13   179.47   10/16/98   11/16/98    75.0
239-01   801165218    HARRIS DELORIS MARIE             40,000.00  11/02/98    10/02/13   179.01   10/02/98   11/02/98    71.8
239-01   801165606    HICKS ETHEL                      16,000.00  11/28/98    10/28/28   359.87   10/28/98   11/28/98    35.5
239-01   801165812    HILL BELVER                      56,950.00  11/09/98    10/09/28   359.24   10/09/98   11/09/98    85.0
239-01   801165978    WRIGHT CHRISSIE                  29,000.00  11/20/98    10/20/13   179.61   10/20/98   11/20/98    52.7
239-01   801166299    KOPCZYNSKIE BERNARD              28,751.00  11/01/98    10/01/13   179.00   10/01/98   11/01/98    80.9
239-01   801166620    GONZALEZ FALCON                  94,500.00  11/13/98    10/13/13   179.38   10/13/98   11/13/98    90.0
239-01   801166679    YOUNG MAMIE BELL                 61,600.00  11/01/98    10/01/28   359.00   10/01/98   11/01/98    80.0
239-01   801166703    CICCARELLO MARY L                29,250.00  11/01/98    10/01/28   359.00   10/01/98   11/01/98    65.0
239-01   801167479    ARENA DANNY                      25,000.00  11/21/98    10/21/28   359.64   10/21/98   11/21/98    31.6
239-01   801167545    WILLIAMS CARTHENIA               47,600.00  11/26/98    10/26/18   239.80   10/26/98   11/26/98    85.0

                                                   Current       Scheduled
                                                   Mortgage       Payment
Pool ID   Account            Name                    Rate       Int & Prin
----------------------------------------------------------------------------
239-01   801147463    MONTERO WILFREDO               9.000        224.93
239-01   801147554    WOODWARD MICHAEL W             9.700        169.64
239-01   801147752    BLOOMER JAMES H                8.650        463.84
239-01   801148032    JASKOLSKI ANTOINETTE L         9.650        340.04
239-01   801148123    RANDALL PRATHER JR            10.750        357.06
239-01   801148347    HERBERT SHIRLEY                8.150        390.55
239-01   801149147    SMITH ENOCH R                  8.700        288.81
239-01   801149337    LEACH DEE E                    9.600        225.28
239-01   801150384    WISOTSKY PETER                 7.900      1,660.45
239-01   801150392    RICHARD RANDOLPH               9.250      1,085.93
239-01   801150590    GEORGIOS SHARON MCDERMOTT     11.500      2,147.07
239-01   801150830    ROHLING MARVIN W              11.150        578.21
239-01   801151226    ORTIZ OLGA                     9.500        384.27
239-01   801152000    DUNN LEE                       9.150        750.20
239-01   801152315    ROBINSON SONIA M              10.550        498.83
239-01   801152422    HATCHER MATTIE                12.100        398.98
239-01   801152547    TRACY PAULA L                  8.900        494.41
239-01   801152778    ADASIEWICZ EUGENE M           10.650        583.37
239-01   801153057    LAFEVER CHARLES B             10.600        793.11
239-01   801153677    LOMINY MARJORIE               10.150        839.80
239-01   801153727    GRANT LURLEEN T               10.650        791.71
239-01   801153750    PHILLIPS KENNETH J             9.000      1,574.14
239-01   801154378    DAVIS KEITH A                  9.150        831.75
239-01   801154816    DURAN JANET L                 10.600        180.76
239-01   801155409    GAINES LAURA MAE              12.100        480.85
239-01   801156217    HEIDBRIDER JOSIE               9.400        269.93
239-01   801156282    REIMER KAY                     9.250        362.28
239-01   801156399    NORMAN DAVID W                10.600        539.50
239-01   801156712    HARRINGTON HARVEY L            8.950        690.21
239-01   801156910    TRENT HERMAN R                 9.750        618.59
239-01   801157579    STANDFIELD ANN                10.100        420.36
239-01   801157587    COLOSSA ELIZABETH              8.400        319.97
239-01   801157702    SHEETS STEPHEN J.              7.750        355.34
239-01   801158643    FURBERT GAIL DIANE            11.350        993.55
239-01   801158734    ALEXIS MARIA                   8.850        812.91
239-01   801158833    WORWA JOHN SR                  9.150        368.31
239-01   801158841    DANNER BEATRICE                9.950        441.43
239-01   801159450    SIMONETTI JOHN R               9.150        495.17
239-01   801159815    WEAVER STEPHEN T               9.400        734.01
239-01   801160193    RAY NELSON                    12.100        605.21
239-01   801160375    ADDIS DARLENE H                7.900        398.51
239-01   801160649    NOWACZYK CARLEEN               9.150        657.24
239-01   801161084    VALENTINE LEWIS C             12.100        607.28
239-01   801161589    KUNKEL TODD S                  8.900        718.49
239-01   801162363    PETERSON TERRY A              10.150        799.81
239-01   801162470    MUSSER MICHAEL A               9.650        820.30
239-01   801162512    HAGERTY SEAN G                 7.470        370.89
239-01   801163353    RALPH SHEILA V                10.350        508.24
239-01   801163924    MITCHELL GLENN E              12.990        795.90
239-01   801163940    MITCHELL GLENN E              11.990        740.05
239-01   801164070    ANDERSON LARRY                10.150        435.45
239-01   801165192    UPCHURCH ROGER                10.100        494.48
239-01   801165218    HARRIS DELORIS MARIE           8.900        318.97
239-01   801165606    HICKS ETHEL                    9.750        137.46
239-01   801165812    HILL BELVER                   10.350        514.57
239-01   801165978    WRIGHT CHRISSIE                9.600        304.58
239-01   801166299    KOPCZYNSKIE BERNARD           11.850        292.42
239-01   801166620    GONZALEZ FALCON                9.900        822.33
239-01   801166679    YOUNG MAMIE BELL               9.250        506.77
239-01   801166703    CICCARELLO MARY L             11.500        289.66
239-01   801167479    ARENA DANNY                    8.900        199.36
239-01   801167545    WILLIAMS CARTHENIA            10.000        459.35

ALLIANCE FUNDING                                                PAGE 6  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                       SALE SCHEDULE - GROUP 1, SUB-POOL I
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                                       Principal
                                                                                                          Zip         Balance at
Pool ID   Account            Name                      Address                       City         State   Code        Origination
---------------------------------------------------------------------------------------------------------------------------------
239-01   801167990    TAYLOR ETHEL J               1308 HAMMOND HILL RD           COMO              MS    38619        32,000.00
239-01   801168493    GARNER WAYNE D               3204 WEST WALLACE AVE          TAMPA             FL    33611        73,600.00
239-01   801168600    GANEY M ELOISE               947 SARDIS                     CHARLOTTE         NC    28270        54,800.00
239-01   801168923    DIAMOND NICHOLAS J           1121 15TH AVENUE NORTHWEST     LARGO             FL    33770        47,940.00
239-01   801168956    MARTINEZ JERARDO             114 EAST PLILER                LONGVIEW          TX    75601        31,450.00
239-01   801169020    FRAZIER ALPHONSO LEON        1728 LUCAS DR                  CLEARWATER        FL    33759        47,600.00
239-01   801169624    WILLIAMS FRED                RT 2 BOX 78                    JANE LEW          WV    26378        26,381.00
239-01   801169673    KELLY MARY FRANCES           18 CORAL LANE                  LEVITTOWN         PA    19055       112,200.00
239-01   801170283    HARE WALTER J                556 LYNNIEDA AVENUE            FORT MYERS        FL    33905        25,000.00
239-01   801170663    ABER JAMES G                 407 MIRAMAR ROAD               FORT MYERS        FL    33905        46,750.00
239-01   801170705    ANDREWS EARLINE W            2608 WALKER DRIVE              FORT PIERCE       FL    34946        29,900.00
239-01   801170978    JOHNSON JOHN H               414 FAIRFIELD STATION ROAD     FAIRFIELD         PA    17320        60,800.00
239-01   801171075    PERRY MARY LEE               39453 KENNEDY AVENUE           ZEPHYRHILLS       FL    33540        40,000.00
239-01   801171695    DEMOSTENES CHARLES G         1307 PARK DR                   MIDDLETOWN        OH    45044        89,200.00
239-01   801171901    BRIER EDWARD D               218 PROSPECT STREET            DUNMORE           PA    18512        56,400.00
239-01   801173261    DITTOE CAROL L               426 LARKSPUR LOOP              LANCASTER         PA    17602        50,000.00
239-01   801173352    EBANKS MERIE                 704 EAST LOTUS AVENUE          TAMPA             FL    33612        36,000.00
239-01   801174020    FLUITT CYNTHIA YVONNE        615 PRINCETON STREET           BRANDON           FL    33511        64,000.00
239-01   801174350    HAMMONDS GARY                116 EAST CLAY STREET           WHITEVILLE        NC    28472        49,850.00
239-01   801174582    DRAYTON CHARLES L            31 CASTLEBAR CIRCLE            FORT MYERS        FL    33905        55,800.00
239-01   801174764    GREEN RANDALL                2660 PINEWOOD BOULEVARD        MIDDLEBURG        FL    32068        60,000.00
239-01   801175019    GREEN SHIRLEY P              4544-12TH AVENUE SOUTH         ST PETERSBU       FL    33711        32,500.00
239-01   801177882    SHAFFER DARLEEN              190 PARK AVENUE                EAST PALEST       OH    44413        27,000.00
239-01   801178260    FISH GARY D                  9060 ROUTE 715                 STROUDSBURG       PA    18360        90,000.00
239-01   801178427    OTERO MICHAEL J              9280 SWISS ROAD                SPRINGHILL        FL    34606        45,500.00
239-01   801180217    HARRIED CHARLES E            201 ADDISON RD                 CAPITOL HEI       MD    20743        94,350.00
239-01   801180746    PEARSON AMANDA V             1121 EMERSON                   FARRELL           PA    16121        14,016.00
239-01   801180811    OLIVER JAMES P               9366 DUTCHTOWN RD NE           MINERAL CIT       OH    44656        62,100.00
239-01   801180845    RAY RONALD B                 411 CHERRY STREET              ROARING SPR       PA    16673        58,500.00
239-01   801181587    AYODELE LANRE                778 HOBART PLACE               WASHINGTON        DC    20010       100,300.00
239-01   801181819    CABRERA EDWARDO              3104 STEEPLECHASE ROAD         ZEPHYRHILLS       FL    33543        64,000.00
239-01   801182668    BURNS DEBORAH L              2453 LOFT AVENUE               BALDWIN           NY    11510       139,800.00
239-01   801182734    AHERN ANNETTE                112 JOANIE LANE                AMHERST           NY    14228        47,000.00
239-01   801182833    BERGER DAN                   15 LAUREL AVENUE               STONYBROOK        NY    11790        96,000.00
239-01   801183526    BONTI JAMES                  569 PURITAN DRIVE              SHIRLEY           NY    11967       105,200.00
239-01   801183534    MOORE ERIC M                 413 SOUTH KITTREDGE ST A       AURORA            CO    80017        52,000.00
239-01   801183567    MCCRACKEN GARY L             9856 53RD AVENUE NORTH         ST PETERSBU       FL    33708        28,000.00
239-01   801183815    SOUTHALL JANICE M            3112 BRETTON CT                INDIANAPOLI       IN    46268        40,000.00
239-01   801183930    CAVIN CURTIS GENE            1306 MIAMI                     LONGVIEW          TX    75601        59,310.00
239-01   801184235    BECK HENRY C SR              26 ATKINSON                    DETROIT           MI    48202        92,000.00
239-01   801184359    CARVER DORETTE KRISTEL       1123 TREMONT AVENUE SE         MASSILLON         OH    44646        28,000.00
239-01   801185109    MAOLUD WAZIR                 5193 WALKER RD                 STONE MOUTA       GA    30088        71,910.00
239-01   801185836    FELICIANO LOURDES M          2539 DENVER AVE                LORAIN            OH    44055        63,700.00
239-01   801185935    MADELINO SHEILA              6150 GILLOT BOULEVARD          PORT CHARLO       FL    33981        39,900.00
239-01   801185968    MADELINO SHEILA              1949 FORKED CREEK DRIVE        ENGLEWOOD         FL    34223        44,100.00
239-01   801186644    WORKS ARTHUR L               4130 SAYLOR ST                 DAYTON            OH    45416        59,500.00
239-01   801187451    CHRISTY ROBERT A             811 LOCK AVENUE                COLUMBUS          OH    43207        37,500.00
239-01   801187733    WIDDER RONALD W              1019 6TH STREET SW             CANTON            OH    44707        20,000.00
239-01   801187972    DENNARD GLENN                255 MADISON AVENUE             BRENTWOOD         NY    11717        45,000.00
239-01   801188046    MILLER DOREEN M              511 CHESTNUT STREET            DARBY             PA    19032        45,000.00
239-01   801188848    HICKMAN CHARLES              RT 1 BOX 283                   OLANTA            SC    29114        28,000.00
239-01   801189374    VANTREES MARK A              306 N WAYNE STREET             FT RECOVERY       OH    45846        70,000.00
239-01   801189382    PARDO STANLEY B              25221 SOUTHWEST 16TH AVE       NEWBERRY          FL    32669        81,000.00
239-01   801189507    HOBBS RUTH A                 25 EAST ROAD                   PLAISTOW          NH    03865        55,000.00
239-01   801189929    AKINLEMIBOLA JOSIAH O        1924 WEST 10TH STREET          INDIANAPOLI       IN    46224        24,750.00
239-01   801189945    HULTS IRENE M                108 PRIMROSE COURT             ORLANDO           FL    32803        48,000.00
239-01   801190679    MAHURIN KENNETH G            2845 FOREST MANOR              INDIANAPOLI       IN    46218        30,000.00
239-01   801190711    SALMON RUBY                  4119 7TH STREET SOUTH          ST PETERSBU       FL    33705        37,100.00
239-01   801191701    MERRIMAN MICHAEL R           1304 FAIRVIEW ROAD             CLARKS SUMM       PA    18411        54,000.00
239-01   801193244    MEW PATRICIA                 480 BAYSHORE DRIVE SOUTH       SO PASADENA       FL    33708        31,500.00
239-01   801193533    CHATMAN CASSANDRA            215 SYCAMORE ST                MANSFIELD         OH    44903        42,900.00
239-01   801193723    MYERS ETHEL M                704 GLENDORA AVE               AKRON             OH    44320        28,800.00

                                                   Cut-off Date    First                                              Original
                                                    Principal     Payment     Maturity    Rem    Paid thru     Date     LTV
Pool ID   Account            Name                    Balance       Date         Date      Term      Date       Due     Ratio
------------------------------------------------------------------------------------------------------------------------------
239-01   801167990    TAYLOR ETHEL J                   32,000.00  12/02/98    11/02/28   360.03   11/02/98   12/02/98    80.0
239-01   801168493    GARNER WAYNE D                   73,600.00  11/15/98    10/15/28   359.44   10/15/98   11/15/98    80.0
239-01   801168600    GANEY M ELOISE                   54,800.00  11/07/98    10/07/28   359.18   10/07/98   11/07/98    80.0
239-01   801168923    DIAMOND NICHOLAS J               47,940.00  11/16/98    10/16/28   359.47   10/16/98   11/16/98    85.0
239-01   801168956    MARTINEZ JERARDO                 31,450.00  11/01/98    10/01/28   359.00   10/01/98   11/01/98    85.0
239-01   801169020    FRAZIER ALPHONSO LEON            47,600.00  11/16/98    10/16/08   119.47   10/16/98   11/16/98    64.3
239-01   801169624    WILLIAMS FRED                    26,381.00  11/19/98    10/19/08   119.57   10/19/98   11/19/98    32.9
239-01   801169673    KELLY MARY FRANCES              112,126.69  11/15/98    10/15/28   359.44   12/15/98   01/15/99    85.9
239-01   801170283    HARE WALTER J                    25,000.00  11/05/98    10/05/18   239.11   10/05/98   11/05/98    35.7
239-01   801170663    ABER JAMES G                     46,750.00  11/13/98    10/13/13   179.38   10/13/98   11/13/98    85.0
239-01   801170705    ANDREWS EARLINE W                29,900.00  11/05/98    10/05/13   179.11   10/05/98   11/05/98    65.0
239-01   801170978    JOHNSON JOHN H                   60,800.00  11/07/98    10/07/13   179.18   10/07/98   11/07/98    80.0
239-01   801171075    PERRY MARY LEE                   40,000.00  11/19/98    10/19/28   359.57   10/19/98   11/19/98    80.0
239-01   801171695    DEMOSTENES CHARLES G             89,048.52  11/01/98    10/01/13   179.00   11/01/98   12/01/98    80.0
239-01   801171901    BRIER EDWARD D                   56,400.00  11/02/98    10/02/13   179.01   10/02/98   11/02/98    80.0
239-01   801173261    DITTOE CAROL L                   50,000.00  11/14/98    10/14/13   179.41   10/14/98   11/14/98    63.2
239-01   801173352    EBANKS MERIE                     36,000.00  11/14/98    10/14/18   239.41   10/14/98   11/14/98    74.3
239-01   801174020    FLUITT CYNTHIA YVONNE            64,000.00  12/01/98    11/01/13   180.00   11/01/98   12/01/98    80.0
239-01   801174350    HAMMONDS GARY                    49,850.00  11/28/98    10/28/13   179.87   10/28/98   11/28/98    65.5
239-01   801174582    DRAYTON CHARLES L                55,800.00  11/12/98    10/12/18   239.34   10/12/98   11/12/98    90.0
239-01   801174764    GREEN RANDALL                    60,000.00  11/14/98    10/14/28   359.41   10/14/98   11/14/98    80.0
239-01   801175019    GREEN SHIRLEY P                  32,500.00  11/07/98    10/07/28   359.18   10/07/98   11/07/98    65.0
239-01   801177882    SHAFFER DARLEEN                  27,000.00  11/26/98    10/26/13   179.80   10/26/98   11/26/98    54.0
239-01   801178260    FISH GARY D                      90,000.00  11/23/98    10/23/28   359.70   10/23/98   11/23/98    90.0
239-01   801178427    OTERO MICHAEL J                  45,368.51  11/08/98    10/08/28   359.21   11/08/98   12/08/98    60.2
239-01   801180217    HARRIED CHARLES E                94,350.00  11/15/98    10/15/13   179.44   10/15/98   11/15/98    85.0
239-01   801180746    PEARSON AMANDA V                 14,016.00  11/07/98    10/07/18   239.18   10/07/98   11/07/98    85.9
239-01   801180811    OLIVER JAMES P                   62,100.00  12/02/98    11/02/18   240.03   11/02/98   12/02/98    83.9
239-01   801180845    RAY RONALD B                     58,500.00  11/09/98    10/09/28   359.24   10/09/98   11/09/98    90.0
239-01   801181587    AYODELE LANRE                   100,300.00  11/07/98    10/07/28   359.18   10/07/98   11/07/98    85.0
239-01   801181819    CABRERA EDWARDO                  64,000.00  12/01/98    11/01/13   180.00   11/01/98   12/01/98    80.0
239-01   801182668    BURNS DEBORAH L                 139,800.00  11/26/98    10/26/08   119.80   10/26/98   11/26/98    69.9
239-01   801182734    AHERN ANNETTE                    47,000.00  11/01/98    10/01/28   359.00   10/01/98   11/01/98    39.1
239-01   801182833    BERGER DAN                       96,000.00  11/23/98    10/23/28   359.70   10/23/98   11/23/98    80.0
239-01   801183526    BONTI JAMES                     105,200.00  11/05/98    10/05/28   359.11   10/05/98   11/05/98    80.9
239-01   801183534    MOORE ERIC M                     52,000.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    69.3
239-01   801183567    MCCRACKEN GARY L                 28,000.00  11/21/98    10/21/18   239.64   10/21/98   11/21/98    28.0
239-01   801183815    SOUTHALL JANICE M                40,000.00  11/12/98    10/12/28   359.34   10/12/98   11/12/98    80.0
239-01   801183930    CAVIN CURTIS GENE                59,266.99  12/01/98    11/01/28   360.00   01/01/99   02/01/99    90.0
239-01   801184235    BECK HENRY C SR                  92,000.00  12/02/98    11/02/13   180.03   11/02/98   12/02/98    80.0
239-01   801184359    CARVER DORETTE KRISTEL           28,000.00  12/01/98    11/01/18   240.00   11/01/98   12/01/98    53.8
239-01   801185109    MAOLUD WAZIR                     71,910.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    90.0
239-01   801185836    FELICIANO LOURDES M              63,662.54  11/20/98    10/20/28   359.61   12/20/98   01/20/99    84.9
239-01   801185935    MADELINO SHEILA                  39,900.00  12/01/98    11/01/13   180.00   11/01/98   12/01/98    70.0
239-01   801185968    MADELINO SHEILA                  44,100.00  12/01/98    11/01/13   180.00   11/01/98   12/01/98    70.0
239-01   801186644    WORKS ARTHUR L                   59,500.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    85.0
239-01   801187451    CHRISTY ROBERT A                 37,500.00  11/26/98    10/26/13   179.80   10/26/98   11/26/98    78.1
239-01   801187733    WIDDER RONALD W                  20,000.00  11/23/98    10/23/28   359.70   10/23/98   11/23/98    80.0
239-01   801187972    DENNARD GLENN                    45,000.00  11/20/98    10/20/18   239.61   10/20/98   11/20/98    34.6
239-01   801188046    MILLER DOREEN M                  45,000.00  11/26/98    10/26/28   359.80   10/26/98   11/26/98    75.0
239-01   801188848    HICKMAN CHARLES                  28,000.00  11/06/98    10/06/28   359.15   10/06/98   11/06/98    80.0
239-01   801189374    VANTREES MARK A                  70,000.00  11/14/98    10/14/13   179.41   10/14/98   11/14/98    84.3
239-01   801189382    PARDO STANLEY B                  81,000.00  11/07/98    10/07/28   359.18   10/07/98   11/07/98    90.0
239-01   801189507    HOBBS RUTH A                     55,000.00  11/06/98    10/06/28   359.15   10/06/98   11/06/98    46.2
239-01   801189929    AKINLEMIBOLA JOSIAH O            24,750.00  11/02/98    10/02/28   359.01   10/02/98   11/02/98    75.0
239-01   801189945    HULTS IRENE M                    48,000.00  11/20/98    10/20/28   359.61   10/20/98   11/20/98    73.8
239-01   801190679    MAHURIN KENNETH G                30,000.00  11/16/98    10/16/28   359.47   10/16/98   11/16/98    75.0
239-01   801190711    SALMON RUBY                      37,100.00  11/21/98    10/21/18   239.64   10/21/98   11/21/98    70.0
239-01   801191701    MERRIMAN MICHAEL R               54,000.00  11/27/98    10/27/13   179.84   10/27/98   11/27/98    75.0
239-01   801193244    MEW PATRICIA                     31,500.00  11/02/98    10/02/28   359.01   10/02/98   11/02/98    70.0
239-01   801193533    CHATMAN CASSANDRA                42,868.64  11/28/98    10/28/28   359.87   12/28/98   01/28/99    65.0
239-01   801193723    MYERS ETHEL M                    28,800.00  11/16/98    10/16/28   359.47   10/16/98   11/16/98    80.0

                                                   Current       Scheduled
                                                   Mortgage       Payment
Pool ID   Account            Name                    Rate       Int & Prin
----------------------------------------------------------------------------
239-01   801167990    TAYLOR ETHEL J                12.350        337.80
239-01   801168493    GARNER WAYNE D                 9.500        618.87
239-01   801168600    GANEY M ELOISE                 7.750        392.59
239-01   801168923    DIAMOND NICHOLAS J            10.850        451.12
239-01   801168956    MARTINEZ JERARDO              11.600        313.85
239-01   801169020    FRAZIER ALPHONSO LEON          8.250        583.83
239-01   801169624    WILLIAMS FRED                  7.500        313.15
239-01   801169673    KELLY MARY FRANCES            11.070      1,074.45
239-01   801170283    HARE WALTER J                  7.750        205.24
239-01   801170663    ABER JAMES G                  10.750        436.40
239-01   801170705    ANDREWS EARLINE W             12.090        309.63
239-01   801170978    JOHNSON JOHN H                11.450        708.33
239-01   801171075    PERRY MARY LEE                 9.200        327.62
239-01   801171695    DEMOSTENES CHARLES G          10.600        822.62
239-01   801171901    BRIER EDWARD D                 9.950        492.87
239-01   801173261    DITTOE CAROL L                 7.900        474.94
239-01   801173352    EBANKS MERIE                  11.250        377.73
239-01   801174020    FLUITT CYNTHIA YVONNE         12.100        772.23
239-01   801174350    HAMMONDS GARY                  8.750        392.17
239-01   801174582    DRAYTON CHARLES L              9.650        525.61
239-01   801174764    GREEN RANDALL                 12.350        633.38
239-01   801175019    GREEN SHIRLEY P               12.840        355.45
239-01   801177882    SHAFFER DARLEEN                7.590        190.45
239-01   801178260    FISH GARY D                   10.400        816.54
239-01   801178427    OTERO MICHAEL J                9.150        371.02
239-01   801180217    HARRIED CHARLES E             11.500        934.34
239-01   801180746    PEARSON AMANDA V              11.600        150.44
239-01   801180811    OLIVER JAMES P                 9.900        595.17
239-01   801180845    RAY RONALD B                  10.150        519.88
239-01   801181587    AYODELE LANRE                 11.250        974.18
239-01   801181819    CABRERA EDWARDO               11.350        626.47
239-01   801182668    BURNS DEBORAH L                9.500      1,808.98
239-01   801182734    AHERN ANNETTE                 10.700        436.97
239-01   801182833    BERGER DAN                     8.250        721.22
239-01   801183526    BONTI JAMES                    9.100        854.04
239-01   801183534    MOORE ERIC M                   9.150        424.03
239-01   801183567    MCCRACKEN GARY L               9.950        269.28
239-01   801183815    SOUTHALL JANICE M             10.150        355.47
239-01   801183930    CAVIN CURTIS GENE             10.650        549.19
239-01   801184235    BECK HENRY C SR               12.350        971.18
239-01   801184359    CARVER DORETTE KRISTEL         8.150        236.82
239-01   801185109    MAOLUD WAZIR                  10.650        665.87
239-01   801185836    FELICIANO LOURDES M           11.500        630.82
239-01   801185935    MADELINO SHEILA                9.800        344.27
239-01   801185968    MADELINO SHEILA                9.800        380.51
239-01   801186644    WORKS ARTHUR L                11.850        605.16
239-01   801187451    CHRISTY ROBERT A               7.900        356.21
239-01   801187733    WIDDER RONALD W               10.850        188.20
239-01   801187972    DENNARD GLENN                  7.650        366.66
239-01   801188046    MILLER DOREEN M               10.200        401.57
239-01   801188848    HICKMAN CHARLES                9.700        239.54
239-01   801189374    VANTREES MARK A                9.450        586.05
239-01   801189382    PARDO STANLEY B                9.900        704.85
239-01   801189507    HOBBS RUTH A                  11.500        544.67
239-01   801189929    AKINLEMIBOLA JOSIAH O         11.500        245.10
239-01   801189945    HULTS IRENE M                  8.250        360.61
239-01   801190679    MAHURIN KENNETH G             10.850        282.30
239-01   801190711    SALMON RUBY                   10.450        369.15
239-01   801191701    MERRIMAN MICHAEL R             9.950        471.89
239-01   801193244    MEW PATRICIA                  11.600        314.35
239-01   801193533    CHATMAN CASSANDRA             10.600        395.63
239-01   801193723    MYERS ETHEL M                 10.600        265.60

ALLIANCE FUNDING                                                PAGE 7  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                       SALE SCHEDULE - GROUP 1, SUB-POOL I
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                                       Principal
                                                                                                          Zip         Balance at
Pool ID   Account            Name                      Address                       City         State   Code        Origination
---------------------------------------------------------------------------------------------------------------------------------
239-01   801194242    SOUTHALL JANICE M            2164 N DEQUINCY                INDPLS            IN    46218        49,600.00
239-01   801194549    KOHLER MARTHA DARLENE        6691 EAST 77TH AVENUE          COMMERCE CI       CO    80022        60,750.00
239-01   801195009    GIGLIOTTI THERESA A          2319 LARKINS WAY               PITTSBURGH        PA    15203        38,000.00
239-01   801195082    SCHNECK RALPH A JR           700 702 WEST ARCH STREET       POTTSVILLE        PA    17901        36,000.00
239-01   801195330    MUCKENHIRN CHRIS J           6351 ELIZABETH LANE ROAD       WATERFORD         MI    48327       116,200.00
239-01   801195405    ORTIZ JULIO A                430 WEST DOUGLASS STREET       READING           PA    19601        48,450.00
239-01   801195454    CAMPBELL NICK A              9849 CAROLINA STREET           BONITA SPRI       FL    34135        90,000.00
239-01   801195462    BUSH BERNICE                 12719 REXWOOD AVE              GARFIELD          OH    44105        48,800.00
239-01   801195975    RUTHERFORD EUNICE            58 NORTH CLINTON STREET        DOYLESTOWN        PA    18901       132,000.00
239-01   801196122    YOUNG PAUL                   1 TOWER ROAD                   SHAVERTOWN        PA    18708        63,400.00
239-01   801197500    HAYES MARY E                 1516 MYERS AVENUE              WAYCROSS          GA    31503        40,800.00
239-01   801199308    NGUYEN TIN D                 6322 SHIPLETT BOULEVARD        BURKE             VA    22015       161,900.00
239-01   801199738    KASPARS GEORGE               8721 WOODCREST DRIVE           PORT RICHEY       FL    34668        68,000.00
239-01   801200080    CRAWFORD ARNA                8529 BUCKINGHAM ROAD           JACKSONVILL       FL    32208        38,600.00
239-01   801200783    TROUT KAREN M                404 BIGHAM BROWN ROAD          EAGLE POINT       OR    97524       109,800.00
239-01   801200932    TEA STEVEN L                 51 CONSTITUTION DRIVE          NAPLES            FL    34112       109,800.00
239-01   801201070    FARLEY DANIEL J              11378 WEST FORD PLACE          LAKEWOOD          CO    80226       110,000.00
239-01   801201302    JACKSON PHILIP ANTHONY       2103 CROSS TRAILS RD           BALTIMORE         MD    21244       167,400.00
239-01   801202656    STOTTLEMEYER DENNIS R        10 S 9TH ST                    OAKLAND           MD    21550        49,500.00
239-01   801202920    JOHNSON MILDRED              2915 ST CONRAD STREET          TAMPA             FL    33607        33,000.00
239-01   801202961    ENNIS DAVID T                1418 NORTHEAST 10 LANE         CAPE CORAL        FL    33909        45,000.00
239-01   801203563    CARTER CLIFF                 504 EAST GODFREY AVENUE        PHILADELPHI       PA    19120        64,000.00
239-01   801208489    SUBER JACQUELINE B           16580 SOUTH OLEANDER DRIVE     FORT MYERS        FL    33905        23,000.00
239-01   801209297    VICKERS HOLLIS               1616 E MARTIN LUTHER KING      TAMPA             FL    33610        38,250.00
239-01   801209768    WHITFIELD JIMMY R            822 SOUTHEAST 13TH STREET      OCALA             FL    34471        44,000.00
239-01   801209776    CLARK THOMAS H               3312 PERRYDALE NW ST           GREENTOWN         OH    44630        71,600.00
239-01   801210097    ROBERTS CLEVELAND C          8661 WIDE ROAD                 TALLAHASSEE       FL    32310        84,000.00
239-01   801210139    GARDNER MABLE                4016 BUCK LAKE ROAD            TALLAHASSEE       FL    32311       153,000.00
239-01   801210584    HARRIS DELORES               8315 NORTH EDISON AVENUE       TAMPA             FL    33604        45,000.00
239-01   801210709    CHAPMAN DORIS B              1272 LOIS LANE                 ZOLFO SPRIN       FL    33890        49,000.00
239-01   801212291    STEELE JOYCE M               9865 SOUTH AMBER LANE          SANDY             UT    84094       123,250.00
239-01   801213018    DAVIS LLOYD J                21670 CENTER STREET            ALVA              FL    33920        64,600.00
239-01   801214123    TEER JOHN E                  525 STOCKTON STREET            NORTH FORT        FL    33903        51,200.00
239-01   801214529    GREEN JIMMIE NELL            47 LEIGH STREET                HUNTINGTON        NY    11743        95,000.00
239-01   801216748    JENKINS PAUL A               3544 DEMINGTON ROAD            COLUMBUS          OH    43232        64,000.00
239-01   801218652    RAYNOR CAROLYN               173 BRITTIE LANE               HICKSVILLE        NY    11801       151,980.00
239-01   801219676    LANDRY ALBERT J              640 WEST STREET                DUXBURY           MA    02332        41,750.00
239-01   801220880    JONES RICHARDEEN E           6926 ALPERT DRIVE              ORLANDO           FL    32810        62,000.00
239-01   801222191    NASAB HAMID                  285 WILSON STREET              SADDLE BROO       NJ    07663       126,000.00
239-01   801223769    PENKOWSKI JAMES D SR         29923 PHILLIPS AVENUE          WICKLIFFE         OH    44092        90,400.00
239-01   801223926    JONES ULYSEES PRESTON        RT 1 BOX 704                   TALLAHASSEE       FL    32312        60,800.00
239-01   801224783    GUILHERME GUALTER M          2283 HONEYDEW DRIVE            SPRING HILL       FL    34608        86,700.00
239-01   801226259    MAHONE TERRY                 309 WASHINGTON LANE            GREEN COVE        FL    32043        51,000.00
239-01   801226572    SILVEIRA JOHN R              362 AVENIDA ARBOLES            SAN JOSE          CA    95123       220,000.00
239-01   801226663    ZAMBRONI DANNY LEE           RR3 BOX 304                    PETERSBURG        IL    62675        90,000.00
239-01   801227976    LUCAS MILTON N               7625 SWAN TERRACE              LANDOVER          MD    20785        86,700.00
239-01   801232000    MC LAREN WILLIAM A           309 MITCHELL AVENUE            MATTYDALE         NY    13211        53,500.00
239-01   801234170    BAKER MONIQUE G              6017 MONTGOMERY AVENUE         PENSACOLA         FL    32526        35,200.00
239-01   801235003    WANSER RONALD M              81 CROSS STREET                HAZELTON          PA    18201        58,500.00
239-01   801235151    LOTZ ROLF W                  RR 3 BOX 401 B                 GREENTOWN         PA    18426        97,000.00
239-01   801236787    ADAMS MARILYN V              1513 HINCKLEY ROAD             ORLANDO           FL    32818        61,000.00
239-01   801240003    PIERCE WILLIAM S             2361 WEST ELIZABETHTOWN RO     MANHEIM           PA    17545        98,600.00
239-01   801241043    ALEXANDER LINDA K            619 TRUMAN STREET              ARLINGTON         TX    76011        57,600.00
239-01   801245341    WILLIAMS JEWEL               1121 BROADVIEW ROAD            FORT WASHIN       MD    20744       152,900.00
239-01  8000036973    PETTIGREW EDWIN M            437 HARRIS ST                  CLARENDON         AR    72029        38,600.00
239-01  8000042880    PHILLIPS VIRGINIA            2030 PLAZA DELORES             CLEARWATER        FL    33755        53,000.00
239-01  8000047210    MCGOLDRICK JAMES             12709 SHELL POINT DRIVE        BAYONET PNT       FL    34667        57,500.00
        -------------------------------------                                                                      -------------
               429    Sale Total                                                                                   28,862,040.00

239-31  8000022353    HEGBERG MARK C               165 CLINTON                    ELMHURST          IL    60126       183,600.00
239-31  8000029242    GASPER CALVIN JR             1022 EASTERN AVENUE            BELLWOOD          IL    60104       115,200.00
239-31  8000029887    WOJCIK PAUL K                566 ALCOTT DR                  SMYRNA            GA    30082        81,000.00

                                                   Cut-off Date    First                                              Original
                                                    Principal     Payment     Maturity    Rem    Paid thru     Date     LTV
Pool ID   Account            Name                    Balance       Date         Date      Term      Date       Due     Ratio
------------------------------------------------------------------------------------------------------------------------------
239-01   801194242    SOUTHALL JANICE M                49,600.00  11/27/98    10/27/28   359.84   10/27/98   11/27/98    80.0
239-01   801194549    KOHLER MARTHA DARLENE            60,750.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    75.0
239-01   801195009    GIGLIOTTI THERESA A              37,867.86  11/09/98    10/09/18   239.24   12/09/98   01/09/99    73.0
239-01   801195082    SCHNECK RALPH A JR               36,000.00  11/23/98    10/23/18   239.70   10/23/98   11/23/98    90.0
239-01   801195330    MUCKENHIRN CHRIS J              116,200.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    74.9
239-01   801195405    ORTIZ JULIO A                    48,450.00  11/28/98    10/28/13   179.87   10/28/98   11/28/98    85.0
239-01   801195454    CAMPBELL NICK A                  90,000.00  11/28/98    10/28/28   359.87   10/28/98   11/28/98    90.0
239-01   801195462    BUSH BERNICE                     48,800.00  11/21/98    10/21/28   359.64   10/21/98   11/21/98    80.0
239-01   801195975    RUTHERFORD EUNICE               132,000.00  12/01/98    11/01/13   180.00   11/01/98   12/01/98    77.6
239-01   801196122    YOUNG PAUL                       63,400.00  11/26/98    10/26/13   179.80   10/26/98   11/26/98    66.7
239-01   801197500    HAYES MARY E                     40,800.00  12/01/98    11/01/18   240.00   11/01/98   12/01/98    85.0
239-01   801199308    NGUYEN TIN D                    161,900.00  11/13/98    10/13/13   179.38   10/13/98   11/13/98    89.9
239-01   801199738    KASPARS GEORGE                   68,000.00  11/23/98    10/23/28   359.70   10/23/98   11/23/98    85.0
239-01   801200080    CRAWFORD ARNA                    38,600.00  11/19/98    10/19/28   359.57   10/19/98   11/19/98    66.5
239-01   801200783    TROUT KAREN M                   109,800.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    83.8
239-01   801200932    TEA STEVEN L                    109,800.00  11/21/98    10/21/28   359.64   10/21/98   11/21/98    90.0
239-01   801201070    FARLEY DANIEL J                 110,000.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    74.8
239-01   801201302    JACKSON PHILIP ANTHONY          167,400.00  11/14/98    10/14/13   179.41   10/14/98   11/14/98    90.0
239-01   801202656    STOTTLEMEYER DENNIS R            49,500.00  11/14/98    10/14/13   179.41   10/14/98   11/14/98    90.0
239-01   801202920    JOHNSON MILDRED                  33,000.00  11/20/98    10/20/28   359.61   10/20/98   11/20/98    55.0
239-01   801202961    ENNIS DAVID T                    45,000.00  11/21/98    10/21/18   239.64   10/21/98   11/21/98    52.3
239-01   801203563    CARTER CLIFF                     64,000.00  11/22/98    10/22/28   359.67   10/22/98   11/22/98    80.0
239-01   801208489    SUBER JACQUELINE B               23,000.00  11/16/98    10/16/18   239.47   10/16/98   11/16/98    46.0
239-01   801209297    VICKERS HOLLIS                   38,250.00  12/01/98    11/01/13   180.00   11/01/98   12/01/98    75.0
239-01   801209768    WHITFIELD JIMMY R                44,000.00  11/27/98    10/27/28   359.84   10/27/98   11/27/98    80.0
239-01   801209776    CLARK THOMAS H                   71,600.00  11/13/98    10/13/28   359.38   10/13/98   11/13/98    80.0
239-01   801210097    ROBERTS CLEVELAND C              84,000.00  11/27/98    10/27/28   359.84   10/27/98   11/27/98    80.0
239-01   801210139    GARDNER MABLE                   153,000.00  11/15/98    10/15/28   359.44   10/15/98   11/15/98    90.0
239-01   801210584    HARRIS DELORES                   45,000.00  11/21/98    10/21/13   179.64   10/21/98   11/21/98    66.1
239-01   801210709    CHAPMAN DORIS B                  49,000.00  11/28/98    10/28/13   179.87   10/28/98   11/28/98    70.0
239-01   801212291    STEELE JOYCE M                  123,250.00  12/01/98    11/01/13   180.00   11/01/98   12/01/98    85.0
239-01   801213018    DAVIS LLOYD J                    64,600.00  11/27/98    10/27/28   359.84   10/27/98   11/27/98    85.0
239-01   801214123    TEER JOHN E                      51,200.00  11/23/98    10/23/13   179.70   10/23/98   11/23/98    80.0
239-01   801214529    GREEN JIMMIE NELL                95,000.00  11/16/98    10/16/18   239.47   10/16/98   11/16/98    76.0
239-01   801216748    JENKINS PAUL A                   64,000.00  11/28/98    10/28/13   179.87   10/28/98   11/28/98    78.0
239-01   801218652    RAYNOR CAROLYN                  151,980.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    75.9
239-01   801219676    LANDRY ALBERT J                  41,750.00  11/21/98    10/21/28   359.64   10/21/98   11/21/98    28.0
239-01   801220880    JONES RICHARDEEN E               62,000.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    72.9
239-01   801222191    NASAB HAMID                     126,000.00  11/16/98    10/16/13   179.47   10/16/98   11/16/98    90.0
239-01   801223769    PENKOWSKI JAMES D SR             90,400.00  12/01/98    11/01/18   240.00   11/01/98   12/01/98    80.0
239-01   801223926    JONES ULYSEES PRESTON            60,800.00  11/23/98    10/23/13   179.70   10/23/98   11/23/98    80.0
239-01   801224783    GUILHERME GUALTER M              86,700.00  11/16/98    10/16/28   359.47   10/16/98   11/16/98    85.0
239-01   801226259    MAHONE TERRY                     51,000.00  12/01/98    11/01/13   180.00   11/01/98   12/01/98    85.0
239-01   801226572    SILVEIRA JOHN R                 220,000.00  11/01/98    10/01/28   359.00   10/01/98   11/01/98    58.6
239-01   801226663    ZAMBRONI DANNY LEE               90,000.00  11/16/98    10/16/28   359.47   10/16/98   11/16/98    90.0
239-01   801227976    LUCAS MILTON N                   86,700.00  11/28/98    10/28/13   179.87   10/28/98   11/28/98    85.0
239-01   801232000    MC LAREN WILLIAM A               53,500.00  11/26/98    10/26/18   239.80   10/26/98   11/26/98    84.9
239-01   801234170    BAKER MONIQUE G                  35,200.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    80.0
239-01   801235003    WANSER RONALD M                  58,335.33  12/01/98    11/01/18   240.00   01/01/99   02/01/99    90.0
239-01   801235151    LOTZ ROLF W                      97,000.00  11/28/98    10/28/28   359.87   10/28/98   11/28/98    76.3
239-01   801236787    ADAMS MARILYN V                  61,000.00  11/27/98    10/27/28   359.84   10/27/98   11/27/98    78.2
239-01   801240003    PIERCE WILLIAM S                 98,600.00  11/27/98    10/27/28   359.84   10/27/98   11/27/98    85.0
239-01   801241043    ALEXANDER LINDA K                57,600.00  12/01/98    11/01/28   360.00   11/01/98   12/01/98    90.0
239-01   801245341    WILLIAMS JEWEL                  152,900.00  11/23/98    10/23/13   179.70   10/23/98   11/23/98    84.9
239-01  8000036973    PETTIGREW EDWIN M                38,600.00  11/26/98    10/26/13   179.80   10/26/98   11/26/98    85.7
239-01  8000042880    PHILLIPS VIRGINIA                53,000.00  11/06/98    10/06/18   239.15   10/06/98   11/06/98    84.1
239-01  8000047210    MCGOLDRICK JAMES                 57,500.00  11/20/98    10/20/28   359.61   10/20/98   11/20/98    79.8
        ---------------------------------------    -------------                         -----------------              -----
               429    Sale Total                   28,845,100.51                         265.53                          78.4

239-31  8000022353    HEGBERG MARK C                  183,460.74  10/01/98    09/01/28   358.00   11/01/98   12/01/98    85.0
239-31  8000029242    GASPER CALVIN JR                115,123.25  11/01/98    10/01/28   359.00   12/01/98   01/01/99    90.0
239-31  8000029887    WOJCIK PAUL K                    80,937.69  10/22/98    09/22/28   358.68   11/22/98   12/22/98    90.0

                                                   Current       Scheduled
                                                   Mortgage       Payment
Pool ID   Account            Name                    Rate       Int & Prin
----------------------------------------------------------------------------
239-01   801194242    SOUTHALL JANICE M             10.150        440.78
239-01   801194549    KOHLER MARTHA DARLENE         10.600        560.25
239-01   801195009    GIGLIOTTI THERESA A            7.750        311.96
239-01   801195082    SCHNECK RALPH A JR            10.400        357.00
239-01   801195330    MUCKENHIRN CHRIS J             9.850      1,006.88
239-01   801195405    ORTIZ JULIO A                 10.750        452.27
239-01   801195454    CAMPBELL NICK A                9.650        766.64
239-01   801195462    BUSH BERNICE                  12.200        509.49
239-01   801195975    RUTHERFORD EUNICE              8.900      1,052.62
239-01   801196122    YOUNG PAUL                     7.900        602.23
239-01   801197500    HAYES MARY E                   8.250        347.64
239-01   801199308    NGUYEN TIN D                  10.400      1,468.87
239-01   801199738    KASPARS GEORGE                11.350        665.63
239-01   801200080    CRAWFORD ARNA                  8.970        309.75
239-01   801200783    TROUT KAREN M                  9.400        915.26
239-01   801200932    TEA STEVEN L                   9.400        915.26
239-01   801201070    FARLEY DANIEL J                8.900        877.18
239-01   801201302    JACKSON PHILIP ANTHONY         9.500      1,407.59
239-01   801202656    STOTTLEMEYER DENNIS R         10.150        439.89
239-01   801202920    JOHNSON MILDRED                9.350        273.88
239-01   801202961    ENNIS DAVID T                  8.400        387.68
239-01   801203563    CARTER CLIFF                  11.850        650.93
239-01   801208489    SUBER JACQUELINE B             8.750        203.25
239-01   801209297    VICKERS HOLLIS                 9.040        388.87
239-01   801209768    WHITFIELD JIMMY R             11.200        425.69
239-01   801209776    CLARK THOMAS H                 9.000        576.11
239-01   801210097    ROBERTS CLEVELAND C           11.100        806.31
239-01   801210139    GARDNER MABLE                  9.900      1,331.39
239-01   801210584    HARRIS DELORES                 8.650        447.10
239-01   801210709    CHAPMAN DORIS B                8.650        486.84
239-01   801212291    STEELE JOYCE M                 9.850      1,067.97
239-01   801213018    DAVIS LLOYD J                 11.100        620.09
239-01   801214123    TEER JOHN E                   11.850        520.75
239-01   801214529    GREEN JIMMIE NELL              8.250        809.46
239-01   801216748    JENKINS PAUL A                 7.500        593.29
239-01   801218652    RAYNOR CAROLYN                 8.600      1,179.38
239-01   801219676    LANDRY ALBERT J                9.750        358.70
239-01   801220880    JONES RICHARDEEN E             7.750        444.18
239-01   801222191    NASAB HAMID                   10.150      1,119.73
239-01   801223769    PENKOWSKI JAMES D SR           7.500        728.26
239-01   801223926    JONES ULYSEES PRESTON          9.500        634.89
239-01   801224783    GUILHERME GUALTER M            8.900        691.38
239-01   801226259    MAHONE TERRY                  10.500        466.52
239-01   801226572    SILVEIRA JOHN R               11.800      2,229.14
239-01   801226663    ZAMBRONI DANNY LEE            10.650        833.38
239-01   801227976    LUCAS MILTON N                 9.350        719.55
239-01   801232000    MC LAREN WILLIAM A             9.550        500.44
239-01   801234170    BAKER MONIQUE G               10.600        324.62
239-01   801235003    WANSER RONALD M                9.400        541.48
239-01   801235151    LOTZ ROLF W                    7.870        702.98
239-01   801236787    ADAMS MARILYN V               11.820        619.01
239-01   801240003    PIERCE WILLIAM S              11.250        957.66
239-01   801241043    ALEXANDER LINDA K             10.650        533.36
239-01   801245341    WILLIAMS JEWEL                11.250      1,485.06
239-01  8000036973    PETTIGREW EDWIN M             10.750        360.32
239-01  8000042880    PHILLIPS VIRGINIA             10.150        516.74
239-01  8000047210    MCGOLDRICK JAMES              11.100        551.94
        ---------------------------------------    ---------------------
               429    Sale Total                    10.238    268,206.97

239-31  8000022353    HEGBERG MARK C                10.460      1,673.97
239-31  8000029242    GASPER CALVIN JR              10.990      1,096.21
239-31  8000029887    WOJCIK PAUL K                 10.400        734.89

ALLIANCE FUNDING                                                PAGE 8  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                       SALE SCHEDULE - GROUP 1, SUB-POOL I
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                                       Principal
                                                                                                          Zip         Balance at
Pool ID   Account            Name                      Address                       City         State   Code        Origination
---------------------------------------------------------------------------------------------------------------------------------
239-31  8000031107    HAYDEN HERMAN LEE            645 DEADFALL BRANCH            MEALLY            KY    41234        40,000.00
239-31  8000031818    SPONAUGLE THEODORE B         299 RADA AVENUE                WESTON            WV    26452        55,300.00
239-31  8000034317    HOLLAND RANDY D              108 ORLEANS AVE                ANDERSON          IN    46013       102,000.00
239-31  8000038102    BENEDICT FREDERICK N         130 SOUTHEAST 215 RD           WARRENSBURG       MO    64093        75,600.00
239-31  8000038482    LAMBERT EUGENE P             21 SW  43RD ST                 OKLAHOMA CI       OK    73109        13,000.00
239-31  8000046709    RINGO DAVID L                1624 E 13TH PLACE              THE DALLES        OR    97058        67,600.00
        --------------------------------------                                                                       -----------
                 9    Sale Total                                                                                      733,300.00

239-51   800990483    STRANGE PETER                11 FAIRWAY DRIVE               DANBURY           CT    06811       166,200.00
239-51   801000001    ALEXANDER PA MARY C          2720 HOLT STREET               CHARLOTTE         NC    28205        53,000.00
239-51   801007352    STREVEL JAMES T              82 MELANIE STREET              BURLISON          TN    38015        36,000.00
239-51   801029448    WILLIAMS RALPH E             4692 FLAY ROAD                 LINCOLNTON        NC    28092        60,500.00
239-51   801062589    ROBINSON KEITH R             3055 WICKHAM DRIVE             MEMPHIS           TN    38118        37,500.00
239-51   801080466    POWERS R L                   3725 BATTLEFIELD COVE          MEMPHIS           TN    38128        61,200.00
239-51   801081019    KALK RICHARD A               170 COLONIAL HEIGHTS DRIVE     MUNFORD           TN    38058        67,600.00
        ----------
239-51   801081621    CLIFTON GERTIE L             4753 CHILDS DRIVE              MEMPHIS           TN    38116        68,500.00
239-51   801085184    BENTLEY JAMES R              1133 WINDSOR CIRCLE            LYLES             TN    37098        64,000.00
239-51   801093741    LANKFORD JANE                4891 BYRD LANE                 COLLEGE GRO       TN    37046       103,000.00
239-51   801111402    BATES BILL R                 2512 NORTH FRONTAGE ROAD       PLANT CITY        FL    33565        52,800.00
239-51   801113010    FERGUSON MELVIN D            4116 HOME HAVEN DRIVE          NASHVILLE         TN    37218       114,750.00
239-51   801113804    NEWSOM CHARLES L JR          103 CANDY CIRCLE               CARROLLTON        GA    30117        96,600.00
239-51   801116229    REYNA FRANK RICHARD          2835 W NEBRASKA STREET         TUCSON            AZ    85746        58,400.00
239-51   801121138    SARTO JAMES P                315 HIGHLAND DRIVE             OLD HICKORY       TN    37138        81,700.00
239-51   801125303    GEOFFRION RICHARD A          3343 PATRICIA DRIVE            ZEPHYRHILLS       FL    33541        70,300.00
239-51   801128729    KUZMYAK MICHAEL J            79 NORTH MCNEIL STREET         MEMPHIS           TN    38104        80,000.00
239-51   801134974    ALLEN AGNES DARLENE          1828 HOCKADAY ROAD             FOUR OAKS         NC    27524        96,300.00
239-51   801142175    SKORJANEC MARION             4547 BUTTERNUT ROAD            GILBERT           MN    55741        37,200.00
239-51   801143652    KERR ROBERT F                23851 GODDARD                  TAYLOR            MI    48180        66,600.00
239-51   801154238    ACEVES-NOLAN CONNIE R        1396 JOBS PEAK DRIVE           GARDNERVILL       NV    89410        85,900.00
239-51   801157025    REEVES MICHAEL D             1727 HIGHWAY 49 EAST           CHARLOTTE         TN    37036        51,000.00
239-51   801168105    BEENE BOBBY LEE              500 BOB WHITE COURT            NASHVILLE         TN    37218        74,800.00
239-51   801168139    MORRISON RUTH HAYNES         115 APACHE TRAIL               COLUMBIA          TN    38401        69,600.00
239-51   801181793    CANTRELL HAROLD G            4243 COMMODORE ROAD            POWDER SPRI       GA    30127        25,000.00
239-51   801185240    CUTTERIDGE ROBERT A          103 LEWIS AVENUE               MEDFORD           OR    97501        44,400.00
239-51   801200791    HILDRE BEVERLY               9601 42ND STREET SE            MINOT             ND    58701       109,600.00
239-51   801255258    KLEIN GERALD R               19076 COUNTY ROAD 54           ALBANY            MN    56307       119,500.00
239-51  5100018091    SMITH DARRELL R              604 KATHY AVENUE               ALTUS             OK    73521        29,200.00
239-51  5100018307    WELLS VERNA                  515 SE 19TH AVENUE             PORTLAND          OR    97214        57,700.00
239-51  5100018679    THOMPSON HAROLD G            1802 48TH AVENUE SE            ALBANY            OR    97321        52,100.00
239-51  5100020899    PHELPS MAX R                 2035 NEWCOMER AVENUE           RICHLAND          WA    99352        98,600.00
239-51  5100020931    EMBERSON RIKKY J             1524 W 63RD STREET             GROVE             OK    74344        93,300.00
239-51  5100020949    GREEN ROBERT A               33657 RHONSWOOD ST             FARMINGTON        MI    48335        72,800.00
239-51  5100020998    FLICKINGER JOHN LEE          3600 WURM ROAD                 WOLVERINE         MI    49799        60,600.00
239-51  5100021038    FEW THOMAS T                 245 WOODLAND STREET            MANCHESTER        CT    06040        50,400.00
239-51  5100021046    TRAUMAN BARBARA R            401 7TH AVENUE SOUTH           FARGO             ND    58103        96,000.00
239-51  5100021095    GOLDEN ZORIA L               686 BROADWAY                   BENTON HARB       MI    49022        40,500.00
239-51  5100021228    BUTLER LIN L                 6647 NW ST HELENS ROAD         PORTLAND          OR    97210        65,900.00
239-51  5100021293    MAZHAR ALI                   12834 130TH AVENUE NE          KIRKLAND          WA    98034       163,200.00
239-51  5100021319    HUNTER DAVID A               12450 JOSH WILSON ROAD         MOUNT VERNO       WA    98273        58,500.00
239-51  5100021475    HARRIS DEAN A                19052 WEST PEET ROAD           HENDERSON         MI    48841        36,600.00
239-51  5100021657    ROACH TROY W                 19506 106TH AVENUE NE          ARLINGTON         WA    98223       112,600.00
239-51  5100021665    CORONADO DELIA               716 IRENE                      WALLA WALLA       WA    99362        56,000.00
239-51  5100021699    DENTON WENDELL               302 W OVERLOOK DRIVE           SAND SPRING       OK    74063        57,300.00
239-51  5100021772    LYTTLE ROBERT                1451 PIFER ROAD                DOWLING           MI    49050        45,100.00
239-51  5100021806    HERSEE KIRK R                2 CALVIN DRIVE                 MILFORD           MA    01757       100,800.00
239-51  5100021954    KILWEIN PAMELA J             219 SOUTH MAIN STREET          DICKINSON         ND    58601        44,800.00
239-51  5100022150    ADOLPHSON KYLE M             3713 E REGENT DRIVE            BISMARCK          ND    58504        85,400.00
239-51  5100022168    OLIVIA FLAKE CATHERINE       20100 WARD                     DETROIT           MI    48235        24,000.00
239-51  5100022325    MURRAY LESLIE S              1626 DEWITT TRAIL              ROSCOMMON         MI    48653       100,900.00
239-51  5100022333    MULLEN DIANA L               709 7TH AVENUE WEST            WEST FARGO        ND    58078        63,700.00
239-51  5100022366    LUTES CHARLES PATRICK        26470 SCHOLAR ROAD             CHESTERFIEL       MI    48051        36,700.00
239-51  5100022713    GANNON ERNEST E SR           5624 EVANSTON AVENUE           MUSKEGON          MI    49442        76,800.00

                                                   Cut-off Date    First                                              Original
                                                    Principal     Payment     Maturity    Rem    Paid thru     Date     LTV
Pool ID   Account            Name                    Balance       Date         Date      Term      Date       Due     Ratio
------------------------------------------------------------------------------------------------------------------------------
239-31  8000031107    HAYDEN HERMAN LEE                40,000.00  11/05/98    10/05/18   239.11   10/05/98   11/05/98    78.4
239-31  8000031818    SPONAUGLE THEODORE B             55,181.25  11/07/98    10/07/18   239.18   12/07/98   01/07/99    89.9
239-31  8000034317    HOLLAND RANDY D                 101,670.37  10/22/98    09/22/18   238.68   12/22/98   01/22/99    85.0
239-31  8000038102    BENEDICT FREDERICK N             75,552.73  11/01/98    10/01/28   359.00   12/01/98   01/01/99    84.9
239-31  8000038482    LAMBERT EUGENE P                 13,000.00  11/09/98    10/09/13   179.24   10/09/98   11/09/98    38.6
239-31  8000046709    RINGO DAVID L                    67,600.00  11/26/98    10/26/13   179.80   10/26/98   11/26/98    80.0
        ---------------------------------------     ------------                         -----------------              -----
                 9    Sale Total                      732,526.03                         306.71                          85.1

239-51   800990483    STRANGE PETER                   165,134.16  09/01/98    07/16/13   177.00   10/24/98   11/24/98    89.8
239-51   801000001    ALEXANDER PA MARY C              52,932.80  09/18/98    08/18/28   357.53   10/18/98   11/18/98    70.6
239-51   801007352    STREVEL JAMES T                  35,388.20  09/28/98    08/28/13   177.86   11/28/98   12/28/98    60.0
239-51   801029448    WILLIAMS RALPH E                 60,432.29  10/21/98    09/21/13   178.65   10/21/98   11/21/98    69.9
239-51   801062589    ROBINSON KEITH R                 37,357.91  10/22/98    09/22/08   118.68   10/22/98   11/22/98    48.7
239-51   801080466    POWERS R L                       60,967.47  10/23/98    09/23/13   178.72   10/23/98   11/23/98    90.0
239-51   801081019    KALK RICHARD A                   67,474.15  11/01/98    10/01/18   239.00   11/01/98   12/01/98    80.0
         ---------                                   -----------
239-51   801081621    CLIFTON GERTIE L                 68,485.21  10/01/98    09/01/18   238.00   10/01/98   11/01/98    88.3
239-51   801085184    BENTLEY JAMES R                  63,895.34  10/23/98    09/23/28   358.72   10/23/98   11/23/98    80.0
239-51   801093741    LANKFORD JANE                   103,000.00  11/09/98    10/09/18   239.24   10/09/98   11/09/98    68.6
239-51   801111402    BATES BILL R                     52,800.00  11/09/98    10/09/18   239.24   10/09/98   11/09/98    80.0
239-51   801113010    FERGUSON MELVIN D               114,441.41  10/23/98    09/23/13   178.72   10/23/98   11/23/98    85.0
239-51   801113804    NEWSOM CHARLES L JR              96,465.85  10/22/98    09/22/28   358.68   10/22/98   11/22/98    70.0
239-51   801116229    REYNA FRANK RICHARD              58,262.37  11/01/98    09/15/13   179.00   10/29/98   11/29/98    80.0
239-51   801121138    SARTO JAMES P                    81,700.00  10/23/98    09/23/18   238.72   09/23/98   10/23/98    71.0
239-51   801125303    GEOFFRION RICHARD A              70,083.88  11/06/98    09/04/22   287.15   01/26/99   02/26/99    82.7
239-51   801128729    KUZMYAK MICHAEL J                80,000.00  12/01/98    11/01/18   240.00   11/01/98   12/01/98    80.0
239-51   801134974    ALLEN AGNES DARLENE              96,300.00  11/28/98    10/28/13   179.87   10/28/98   11/28/98    90.0
239-51   801142175    SKORJANEC MARION                 37,170.75  11/01/98    09/09/18   239.00   10/29/98   11/29/98    40.4
239-51   801143652    KERR ROBERT F                    66,335.56  11/01/98    09/15/13   179.00   10/29/98   11/29/98    79.2
239-51   801154238    ACEVES-NOLAN CONNIE R            85,855.94  11/01/98    09/03/23   299.00   10/29/98   11/29/98    66.0
239-51   801157025    REEVES MICHAEL D                 51,000.00  11/15/98    10/15/13   179.44   10/15/98   11/15/98    85.0
239-51   801168105    BEENE BOBBY LEE                  74,800.00  11/21/98    10/21/13   179.64   10/21/98   11/21/98    85.0
239-51   801168139    MORRISON RUTH HAYNES             69,600.00  11/15/98    10/15/18   239.44   10/15/98   11/15/98    80.0
239-51   801181793    CANTRELL HAROLD G                25,000.00  11/13/98    10/13/08   119.38   10/13/98   11/13/98    41.6
239-51   801185240    CUTTERIDGE ROBERT A              44,400.00  12/01/98    10/08/19   252.00   11/01/98   12/01/98    64.3
239-51   801200791    HILDRE BEVERLY                  109,600.00  12/01/98    10/09/18   240.00   11/01/98   12/01/98    84.9
239-51   801255258    KLEIN GERALD R                  119,500.00  12/01/98    10/15/13   180.00   11/01/98   12/01/98    78.6
239-51  5100018091    SMITH DARRELL R                  29,125.53  11/01/98    09/15/13   179.00   10/29/98   11/29/98    73.0
239-51  5100018307    WELLS VERNA                      56,954.56  09/01/98    07/16/13   177.00   12/19/98   01/19/99    33.1
239-51  5100018679    THOMPSON HAROLD G                51,841.04  09/01/98    07/05/22   285.00   10/24/98   11/24/98    53.1
239-51  5100020899    PHELPS MAX R                     98,600.00  11/01/98    10/01/28   359.00   10/01/98   11/01/98    85.0
239-51  5100020931    EMBERSON RIKKY J                 93,085.08  11/01/98    09/15/13   179.00   10/29/98   11/29/98    59.4
239-51  5100020949    GREEN ROBERT A                   72,710.13  11/01/98    09/09/18   239.00   10/29/98   11/29/98    69.3
239-51  5100020998    FLICKINGER JOHN LEE              60,529.90  11/01/98    09/09/18   239.00   10/29/98   11/29/98    79.7
239-51  5100021038    FEW THOMAS T                     50,199.38  11/06/98    09/15/13   179.15   12/01/98   01/01/99    53.0
239-51  5100021046    TRAUMAN BARBARA R                96,000.00  11/01/98    09/15/13   179.00   10/01/98   11/01/98    58.1
239-51  5100021095    GOLDEN ZORIA L                   40,388.08  11/01/98    09/18/11   155.00   10/29/98   11/29/98    90.0
239-51  5100021228    BUTLER LIN L                     65,856.39  11/06/98    08/27/28   359.15   12/01/98   01/01/99    76.6
239-51  5100021293    MAZHAR ALI                      163,200.00  11/01/98    09/04/22   287.00   10/01/98   11/01/98    68.0
239-51  5100021319    HUNTER DAVID A                   58,134.70  11/01/98    09/24/06    95.00   10/29/98   11/29/98    41.7
239-51  5100021475    HARRIS DEAN A                    36,600.00  12/01/98    10/19/10   144.00   11/01/98   12/01/98    84.1
239-51  5100021657    ROACH TROY W                    112,534.12  11/01/98    09/03/23   299.00   10/29/98   11/29/98    60.5
239-51  5100021665    CORONADO DELIA                   56,000.00  11/01/98    08/27/28   359.00   10/01/98   11/01/98    80.0
239-51  5100021699    DENTON WENDELL                   56,961.43  10/16/98    09/16/10   142.49   10/16/98   11/16/98    69.8
239-51  5100021772    LYTTLE ROBERT                    45,100.00  12/01/98    10/25/05    84.00   11/01/98   12/01/98    62.6
239-51  5100021806    HERSEE KIRK R                    99,835.45  12/07/98    10/21/08   120.20   01/01/99   02/01/99    80.0
239-51  5100021954    KILWEIN PAMELA J                 44,620.95  11/01/98    10/01/28   359.00   11/01/98   12/01/98    80.0
239-51  5100022150    ADOLPHSON KYLE M                 85,214.21  11/06/98    09/09/18   239.15   12/01/98   01/01/99    87.1
239-51  5100022168    OLIVIA FLAKE CATHERINE           23,883.12  11/01/98    09/21/08   119.00   10/29/98   11/29/98    36.3
239-51  5100022325    MURRAY LESLIE S                 100,900.00  12/01/98    10/21/08   120.00   11/01/98   12/01/98    79.7
239-51  5100022333    MULLEN DIANA L                   63,700.00  11/01/98    08/27/28   359.00   10/01/98   11/01/98    65.0
239-51  5100022366    LUTES CHARLES PATRICK            36,375.17  11/06/98    09/21/08   119.15   12/01/98   01/01/99    38.2
239-51  5100022713    GANNON ERNEST E SR               76,800.00  11/01/98    09/09/18   239.00   10/01/98   11/01/98    86.0

                                                   Current       Scheduled
                                                   Mortgage       Payment
Pool ID   Account            Name                    Rate       Int & Prin
----------------------------------------------------------------------------
239-31  8000031107    HAYDEN HERMAN LEE              9.210        365.31
239-31  8000031818    SPONAUGLE THEODORE B          11.400        585.93
239-31  8000034317    HOLLAND RANDY D               11.790      1,108.21
239-31  8000038102    BENEDICT FREDERICK N          11.250        734.27
239-31  8000038482    LAMBERT EUGENE P               8.820        130.47
239-31  8000046709    RINGO DAVID L                  8.810        678.02
        --------------------------------------     ---------------------
                 9    Sale Total                    10.624      7,107.28

239-51   800990483    STRANGE PETER                 10.525      1,698.00
239-51   801000001    ALEXANDER PA MARY C            8.150        394.45
239-51   801007352    STREVEL JAMES T                9.350        372.67
239-51   801029448    WILLIAMS RALPH E               9.550        510.93
239-51   801062589    ROBINSON KEITH R               9.600        487.30
239-51   801080466    POWERS R L                     9.250        629.87
239-51   801081019    KALK RICHARD A                 8.900        603.87
         ---------
239-51   801081621    CLIFTON GERTIE L              10.450        681.59
239-51   801085184    BENTLEY JAMES R                9.000        514.96
239-51   801093741    LANKFORD JANE                  9.350        950.03
239-51   801111402    BATES BILL R                  12.350        594.31
239-51   801113010    FERGUSON MELVIN D              9.250      1,181.00
239-51   801113804    NEWSOM CHARLES L JR            9.000        777.27
239-51   801116229    REYNA FRANK RICHARD            9.375        558.78
239-51   801121138    SARTO JAMES P                  8.990        734.55
239-51   801125303    GEOFFRION RICHARD A           10.125        600.93
239-51   801128729    KUZMYAK MICHAEL J              8.750        706.97
239-51   801134974    ALLEN AGNES DARLENE            9.350        799.22
239-51   801142175    SKORJANEC MARION              13.250        408.40
239-51   801143652    KERR ROBERT F                 11.625        722.96
239-51   801154238    ACEVES-NOLAN CONNIE R         11.750        820.46
239-51   801157025    REEVES MICHAEL D               9.950        546.49
239-51   801168105    BEENE BOBBY LEE                9.550        783.34
239-51   801168139    MORRISON RUTH HAYNES           9.500        648.76
239-51   801181793    CANTRELL HAROLD G              9.250        320.08
239-51   801185240    CUTTERIDGE ROBERT A            8.125        339.45
239-51   801200791    HILDRE BEVERLY                11.990      1,113.15
239-51   801255258    KLEIN GERALD R                 9.375      1,143.40
239-51  5100018091    SMITH DARRELL R                8.500        265.39
239-51  5100018307    WELLS VERNA                    8.500        524.42
239-51  5100018679    THOMPSON HAROLD G              8.875        404.05
239-51  5100020899    PHELPS MAX R                   9.125        802.24
239-51  5100020931    EMBERSON RIKKY J               9.625        905.70
239-51  5100020949    GREEN ROBERT A                 9.875        642.87
239-51  5100020998    FLICKINGER JOHN LEE           10.375        553.73
239-51  5100021038    FEW THOMAS T                  11.250        536.03
239-51  5100021046    TRAUMAN BARBARA R             10.750        993.20
239-51  5100021095    GOLDEN ZORIA L                10.625        442.93
239-51  5100021228    BUTLER LIN L                  10.990        578.82
239-51  5100021293    MAZHAR ALI                     9.990      1,380.85
239-51  5100021319    HUNTER DAVID A                10.240        826.10
239-51  5100021475    HARRIS DEAN A                 11.625        436.02
239-51  5100021657    ROACH TROY W                  11.000      1,018.65
239-51  5100021665    CORONADO DELIA                 8.250        388.32
239-51  5100021699    DENTON WENDELL                10.740        709.50
239-51  5100021772    LYTTLE ROBERT                  8.500        659.15
239-51  5100021806    HERSEE KIRK R                  9.000      1,178.46
239-51  5100021954    KILWEIN PAMELA J              10.775        419.04
239-51  5100022150    ADOLPHSON KYLE M              10.875        806.91
239-51  5100022168    OLIVIA FLAKE CATHERINE         8.625        276.11
239-51  5100022325    MURRAY LESLIE S                9.990      1,230.09
239-51  5100022333    MULLEN DIANA L                10.875        554.39
239-51  5100022366    LUTES CHARLES PATRICK         10.375        454.66
239-51  5100022713    GANNON ERNEST E SR            10.875        725.65

ALLIANCE FUNDING                                                PAGE 9  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                       SALE SCHEDULE - GROUP 1, SUB-POOL I
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                                       Principal
                                                                                                          Zip         Balance at
Pool ID   Account            Name                      Address                       City         State   Code        Origination
---------------------------------------------------------------------------------------------------------------------------------
239-51  5100022804    HOWARD GORDON                13347 BANCROFT ROAD            BYRON             MI    48418        61,900.00
239-51  5100023331    WILES GARY C                 4238 GRAHAM HIGHWAY            ADRIAN            MI    49221        46,600.00
239-51  5100023356    HAUG WILLIAM G               1 CHURCH STREET                BYFIELD           MA    01922       108,200.00
239-51  5100023380    JONES BEVERLY J              42 TOWNE ROAD                  BOXFORD           MA    01921       219,800.00
239-51  5100023414    CARLSON GARY R               714 90TH PLACE SOUTHEAST       EVERETT           WA    98208       133,800.00
239-51  5100023653    WILKE PETER B                3839 LASELVA DRIVE             RAPID CITY        SD    57701       195,000.00
239-51  5100023687    THARP DAVID L                11 KENYON LANE                 SELAH             WA    98942       137,700.00
239-51  5100023877    DOWHANIUK GARY A             229 3RD AVENUE EAST            DICKINSON         ND    58601        50,700.00
239-51  5100023893    HETZER MARK                  5408 ROBIN DRIVE               GRAND BLANC       MI    48439        70,800.00
239-51  5100023935    WILSON ROBERT L              7906 FERRY ROAD                EAST JORDAN       MI    49727        92,800.00
239-51  5100023950    SUTHERLAND MATTHEW F         2389 CHERRY LANE               CEDAR             MI    49621        73,600.00
239-51  5100024321    WHITFORD STEPHEN             518 JANET STREET               EAST TAWAS        MI    48730        38,200.00
239-51  5100024727    MCCARTNEY LINDA S            6109 STEPHEN                   BRIGHTON          MI    48116        90,000.00
239-51  5100024974    MITCHELL ROBERT L            113 WREN COURT                 BOX ELDER         SD    57719        55,400.00
239-51  5100024982    HICKS SIMMIE L               40 AVENUE A                    BATTLE CREE       MI    49015        13,900.00
239-51  5100025161    DEWITT GARY L                1207 8TH STREET                BREMERTON         WA    98310        69,700.00
239-51  5100025369    CHAPMAN ORACE D              9230 HOWE ROAD                 EAGLE             MI    48822        50,300.00
239-51  5100025419    ENRIGHT-GREE SUSAN K         1704 EAST 9TH AVENUE           SPOKANE           WA    99202        58,500.00
239-51  5100025658    FRIBERG RUSSELL S            15517 NORTHEAST 55TH ST        REDMOND           WA    98052       113,200.00
239-51  5100026680    AYRE SHELDON J               1171 CARLSON DRIVE             BURTON            MI    48509        76,500.00
239-51  5100026706    GOLDER WAYNE L               12161 SANBORN                  OSSINEKE          MI    49766        46,400.00
239-51  5100026912    KOENIG PAMELA                2020 DOUGLAS AVENUE            KALAMAZOO         MI    49007        37,600.00
239-51  5100027332    CONLEY JAMES R               4894 LAKEBORN DRIVE            WHITE LAKE        MI    48383        96,600.00
239-51  5100027357    HARVEY BARRY S               104 158TH AVENUE               REDINGTON B       FL    33708        76,800.00
239-51  5100027480    RUSSELL GARY W               17 SUMMER STREET               TYNGSBOROUG       MA    01879       131,500.00
239-51  5100027522    LEVINSON RUSSELL H           860 MAIN STREET                DIGHTON           MA    02715        93,000.00
239-51  5100027795    ANDERSEN ROBERT L            2782 EAST 1ST STREET           PORT ORCHAR       WA    98366        48,500.00
239-51  5100028371    HUBER TONI                   608 1ST AVENUE EAST            LEMMON            SD    57638        32,600.00
239-51  5100028637    MOORE JENNIE L               23565 BRANDYWYNNE STREET       SOUTHFIELD        MI    48034       126,700.00
239-51  5200000684    CROSBY GRACE                 4463 IONE RD                   PAVO              GA    31778        23,100.00
239-51  5200002821    THOMAS EARL M                168 COOK HILL RD               VOLUNTOWN         CT    06384       110,700.00
239-51  5500002331    BRADLEY OTIS                 18 MARTIN LANE                 TROY              NY    12180        50,600.00
239-51  5500002505    UNLAND HAROLD W              3223  JULINGTON CREEK RD       JACKSONVILL       FL    32223        65,300.00
239-51  5500002638    LUCE KELLY JO                234 BLACKSTONE BOULEVARD       TONAWANDA         NY    14150        62,700.00
239-51  5500002661    HOZA GREGORY                 14 OLD MILL RD                 MARLBORO          NJ    07746       169,000.00
239-51  5500002786    BETTON VIOLET                157 CAPRONA ST                 SEBASTIAN         FL    32958        56,600.00
239-51  5500002984    MARIANO FRANCIS A            57 GROVE STREET                MASSENA           NY    13662        56,700.00
239-51  5500003057    BALLARD MAMIE                3720 EAST IDLEWILD AVENUE      TAMPA             FL    33610        28,000.00
239-51  5500003081    MILLER C LYNNE               25239 DERRINGER ROAD           PUNTA GORDA       FL    33983        61,800.00
239-51  5500003107    NILSEN JOHNNY JR             20 WYNDHAM HILLS               CRESCO            PA    18326       219,600.00
239-51  5500003297    LEWIS JOHN                   3214 EAST JEAN STREET          TAMPA             FL    33610        51,500.00
239-51  5500003404    MILLER LINDA J               85 CLAREMONT AVE               BUFFALO           NY    14223        47,400.00
239-51  5500003438    SORRELL FREDIA A             4670 KOLA ROAD                 NEW SMYRNA        FL    32168        69,900.00
239-51  5500003479    KING MAURICE P               333 4TH STREET                 NEW CUMBERL       PA    17070        53,800.00
239-51  5500003487    KILMER JOHN F                749 91ST STREET                NIAGARA FAL       NY    14304        45,500.00
239-51  5500003628    GLASSEY GREGG S              208 NORTH STREET               NEWBURGH          NY    12550        75,300.00
239-51  5500003669    MANCUSO STEPHANIE C          1025 S MASSACHUSETTS AVE       DELAND            FL    32724        86,500.00
239-51  5500003727    THARIN FOREST D              3904 W BAY VISTA AVE           TAMPA             FL    33611        72,700.00
239-51  5500003735    STARKEY MARGARET L           506 BARTLEYVILLE ROAD          BURGETTSTOW       PA    15021        57,600.00
239-51  5500003743    WARNER KAREN P               4820 OLD LUCRENE PK ROAD       WINTER HAVE       FL    33881        57,200.00
239-51  5500003826    LATHROP ERWIN G              65 ACADEMY DR                  ROCHESTER         NY    14623        57,600.00
239-51  5500003834    MURRAY BARBARA J             5 SHEFFIELD                    BAY SHORE         NY    11706        57,700.00
239-51  5500004154    REPOSA EDWARD J              101 WATER OAK BLVD             LADY LAKE         FL    32159        90,900.00
239-51  5500004311    TALLMAN RICHARD              93 PHILLIPS ROAD               SAUGERTIES        NY    12477        34,200.00
239-51  5500004329    ANDERTON JOSEPH W            175 TOWER ROAD                 JAMESTOWN         PA    16134        70,800.00
239-51  5600005143    PHELPS KATHRYN G             3084 CROWDER STREET            PORT CHARLO       FL    33980        44,400.00
239-51  5600005267    SMITH JUDY RAE-              2649 46TH STREET SOUTH         GULFPORT          FL    33711        45,100.00
239-51  5600005663    BRYANT STANLEY JOE           157 FLINTVILLE SCHOOL ROAD     ELORA             TN    37328        26,800.00
239-51  5600005911    JAENICKE DALE N              610 2ND STREET NORTHEAST       ROSEAU            MN    56751        55,000.00
239-51  5600005945    ALRED ROBERT D               404 OLD JENNINGS ROAD          MIDDLEBURG        FL    32068        87,800.00
239-51  5600006117    CONN DONNA KAYE              224 WHITMAN ROAD               MUNFORDVILL       KY    42765        64,900.00
239-51  5600006398    AULWES WILLIAM E             7920 OLD SPRING STREET         RACINE            WI    53406        95,200.00

                                                   Cut-off Date    First                                              Original
                                                    Principal     Payment     Maturity    Rem    Paid thru     Date     LTV
Pool ID   Account            Name                    Balance       Date         Date      Term      Date       Due     Ratio
------------------------------------------------------------------------------------------------------------------------------
239-51  5100022804    HOWARD GORDON                    61,307.68  12/07/98    10/21/08   120.20   01/01/99   02/01/99    68.7
239-51  5100023331    WILES GARY C                     46,285.72  11/01/98    09/24/06    95.00   10/29/98   11/29/98    47.5
239-51  5100023356    HAUG WILLIAM G                  107,936.99  11/06/98    09/09/18   239.15   12/01/98   01/01/99    57.5
239-51  5100023380    JONES BEVERLY J                 219,800.00  12/01/98    10/15/13   180.00   11/01/98   12/01/98    64.6
239-51  5100023414    CARLSON GARY R                  133,800.00  12/01/98    09/26/28   360.00   11/01/98   12/01/98    78.7
239-51  5100023653    WILKE PETER B                   195,000.00  12/01/98    10/09/18   240.00   11/01/98   12/01/98    75.0
239-51  5100023687    THARP DAVID L                   137,403.93  11/01/98    09/15/13   179.00   10/29/98   11/29/98    90.0
239-51  5100023877    DOWHANIUK GARY A                 50,550.31  12/07/98    10/09/18   240.20   01/01/99   02/01/99    69.9
239-51  5100023893    HETZER MARK                      70,800.00  12/01/98    10/21/08   120.00   11/01/98   12/01/98    75.1
239-51  5100023935    WILSON ROBERT L                  92,763.14  11/01/98    08/27/28   359.00   10/29/98   11/29/98    84.3
239-51  5100023950    SUTHERLAND MATTHEW F             73,600.00  11/01/98    08/27/28   359.00   10/01/98   11/01/98    89.7
239-51  5100024321    WHITFORD STEPHEN                 38,093.74  12/07/98    10/10/17   228.20   01/01/99   02/01/99    79.0
239-51  5100024727    MCCARTNEY LINDA S                90,000.00  12/01/98    09/26/28   360.00   11/01/98   12/01/98    90.0
239-51  5100024974    MITCHELL ROBERT L                55,400.00  12/01/98    10/15/13   180.00   11/01/98   12/01/98    89.3
239-51  5100024982    HICKS SIMMIE L                   13,604.78  12/07/98    10/21/08   120.20   01/01/99   02/01/99    69.5
239-51  5100025161    DEWITT GARY L                    69,700.00  12/01/98    10/09/18   240.00   11/01/98   12/01/98    85.0
239-51  5100025369    CHAPMAN ORACE D                  50,300.00  12/01/98    10/15/13   180.00   11/01/98   12/01/98    45.7
239-51  5100025419    ENRIGHT-GREE SUSAN K             58,500.00  12/01/98    09/26/28   360.00   11/01/98   12/01/98    90.0
239-51  5100025658    FRIBERG RUSSELL S               112,653.44  12/07/98    10/16/12   168.20   01/01/99   02/01/99    53.9
239-51  5100026680    AYRE SHELDON J                   75,808.25  12/07/98    10/21/08   120.20   01/01/99   02/01/99    79.8
239-51  5100026706    GOLDER WAYNE L                   46,400.00  12/01/98    10/21/08   120.00   11/01/98   12/01/98    58.0
239-51  5100026912    KOENIG PAMELA                    37,600.00  12/01/98    10/03/23   300.00   11/01/98   12/01/98    78.3
239-51  5100027332    CONLEY JAMES R                   96,600.00  12/01/98    10/11/16   216.00   11/01/98   12/01/98    82.5
239-51  5100027357    HARVEY BARRY S                   76,800.00  12/01/98    10/09/18   240.00   11/01/98   12/01/98    80.0
239-51  5100027480    RUSSELL GARY W                  131,500.00  12/01/98    09/26/28   360.00   11/01/98   12/01/98    69.9
239-51  5100027522    LEVINSON RUSSELL H               92,550.04  12/07/98    10/15/13   180.20   01/01/99   02/01/99    65.0
239-51  5100027795    ANDERSEN ROBERT L                48,500.00  12/01/98    10/28/03    60.00   11/01/98   12/01/98    69.2
239-51  5100028371    HUBER TONI                       32,600.00  12/01/98    11/01/16   216.00   11/01/98   12/01/98    65.2
239-51  5100028637    MOORE JENNIE L                  126,700.00  12/01/98    10/03/23   300.00   11/01/98   12/01/98    84.4
239-51  5200000684    CROSBY GRACE                     23,075.74  08/15/98    07/15/28   356.42   10/15/98   11/15/98    88.8
239-51  5200002821    THOMAS EARL M                   110,609.81  12/07/98    09/26/28   360.20   01/01/99   02/01/99    78.5
239-51  5500002331    BRADLEY OTIS                     50,206.00  09/01/98    07/16/13   177.00   10/24/98   11/24/98    61.7
239-51  5500002505    UNLAND HAROLD W                  65,180.97  10/06/98    08/10/17   226.16   11/01/98   12/01/98    74.2
239-51  5500002638    LUCE KELLY JO                    62,461.87  11/06/98    09/20/13   179.15   12/01/98   01/01/99    58.0
239-51  5500002661    HOZA GREGORY                    168,548.78  10/06/98    08/11/16   214.16   11/01/98   12/01/98    70.4
239-51  5500002786    BETTON VIOLET                    56,399.78  11/06/98    09/15/13   179.15   12/01/98   01/01/99    78.6
239-51  5500002984    MARIANO FRANCIS A                56,233.06  11/06/98    09/21/08   119.15   12/01/98   01/01/99    90.0
239-51  5500003057    BALLARD MAMIE                    28,000.00  12/01/98    10/15/13   180.00   11/01/98   12/01/98    45.1
239-51  5500003081    MILLER C LYNNE                   61,583.67  11/06/98    09/11/16   215.15   12/01/98   01/01/99    56.1
239-51  5500003107    NILSEN JOHNNY JR                219,442.72  12/07/98    09/26/28   360.20   01/01/99   02/01/99    89.6
239-51  5500003297    LEWIS JOHN                       51,161.57  11/06/98    09/19/10   143.15   12/01/98   01/01/99    73.5
239-51  5500003404    MILLER LINDA J                   46,909.92  11/01/98    09/21/08   119.00   10/29/98   11/29/98    52.0
239-51  5500003438    SORRELL FREDIA A                 69,737.65  11/06/98    09/09/18   239.15   12/01/98   01/01/99    86.2
239-51  5500003479    KING MAURICE P                   53,735.10  11/01/98    09/10/17   227.00   10/29/98   11/29/98    59.7
239-51  5500003487    KILMER JOHN F                    45,245.53  11/06/98    09/16/12   167.15   12/01/98   01/01/99    65.0
239-51  5500003628    GLASSEY GREGG S                  75,114.71  12/07/98    10/16/17   228.20   01/01/99   02/01/99    84.6
239-51  5500003669    MANCUSO STEPHANIE C              86,500.00  12/01/98    10/09/18   240.00   11/01/98   12/01/98    86.9
239-51  5500003727    THARIN FOREST D                  72,222.24  11/06/98    09/19/10   143.15   12/01/98   01/01/99    82.6
239-51  5500003735    STARKEY MARGARET L               57,419.84  11/06/98    09/11/16   215.15   12/01/98   01/01/99    82.2
239-51  5500003743    WARNER KAREN P                   57,111.30  12/07/98    09/30/25   324.20   01/01/99   02/01/99    74.2
239-51  5500003826    LATHROP ERWIN G                  57,427.26  11/06/98    09/10/17   227.15   12/01/98   01/01/99    66.9
239-51  5500003834    MURRAY BARBARA J                 57,700.00  11/01/98    09/10/17   227.00   10/01/98   11/01/98    59.4
239-51  5500004154    REPOSA EDWARD J                  90,900.00  12/01/98    09/29/26   336.00   11/01/98   12/01/98    79.0
239-51  5500004311    TALLMAN RICHARD                  33,744.69  12/07/98    10/24/06    96.20   01/01/99   02/01/99    16.8
239-51  5500004329    ANDERTON JOSEPH W                70,453.57  12/07/98    10/15/13   180.20   01/01/99   02/01/99    73.7
239-51  5600005143    PHELPS KATHRYN G                 44,315.65  11/06/98    09/04/22   287.15   12/01/98   01/01/99    68.3
239-51  5600005267    SMITH JUDY RAE-                  44,886.65  10/06/98    08/15/13   178.16   11/01/98   12/01/98    79.1
239-51  5600005663    BRYANT STANLEY JOE               26,710.41  11/06/98    09/13/15   203.15   12/01/98   01/01/99    89.3
239-51  5600005911    JAENICKE DALE N                  54,271.77  12/07/98    10/24/06    96.20   01/01/99   02/01/99    64.7
239-51  5600005945    ALRED ROBERT D                   87,687.99  11/06/98    09/03/23   299.15   12/01/98   01/01/99    85.2
239-51  5600006117    CONN DONNA KAYE                  64,900.00  12/01/98    10/11/16   216.00   11/01/98   12/01/98    84.2
239-51  5600006398    AULWES WILLIAM E                 95,111.00  11/06/98    08/27/28   359.15   12/01/98   01/01/99    80.0

                                                   Current       Scheduled
                                                   Mortgage       Payment
Pool ID   Account            Name                    Rate       Int & Prin
----------------------------------------------------------------------------
239-51  5100022804    HOWARD GORDON                  9.000        723.68
239-51  5100023331    WILES GARY C                   8.500        618.97
239-51  5100023356    HAUG WILLIAM G                10.025        965.39
239-51  5100023380    JONES BEVERLY J               10.740      2,272.74
239-51  5100023414    CARLSON GARY R                10.750      1,152.87
239-51  5100023653    WILKE PETER B                  9.990      1,735.67
239-51  5100023687    THARP DAVID L                 10.375      1,395.02
239-51  5100023877    DOWHANIUK GARY A               8.500        406.10
239-51  5100023893    HETZER MARK                    9.775        855.38
239-51  5100023935    WILSON ROBERT L               10.125        759.63
239-51  5100023950    SUTHERLAND MATTHEW F          11.375        666.29
239-51  5100024321    WHITFORD STEPHEN               9.875        343.10
239-51  5100024727    MCCARTNEY LINDA S             10.525        761.45
239-51  5100024974    MITCHELL ROBERT L              9.875        545.56
239-51  5100024982    HICKS SIMMIE L                 9.875        168.64
239-51  5100025161    DEWITT GARY L                 11.125        669.51
239-51  5100025369    CHAPMAN ORACE D               12.990        587.08
239-51  5100025419    ENRIGHT-GREE SUSAN K          10.875        509.14
239-51  5100025658    FRIBERG RUSSELL S             10.625      1,197.36
239-51  5100026680    AYRE SHELDON J                10.000        933.01
239-51  5100026706    GOLDER WAYNE L                 7.500        508.33
239-51  5100026912    KOENIG PAMELA                 10.750        333.90
239-51  5100027332    CONLEY JAMES R                10.375        913.07
239-51  5100027357    HARVEY BARRY S                10.125        689.94
239-51  5100027480    RUSSELL GARY W                 9.875      1,053.99
239-51  5100027522    LEVINSON RUSSELL H             9.125        876.98
239-51  5100027795    ANDERSEN ROBERT L              9.875        948.23
239-51  5100028371    HUBER TONI                     7.500        275.46
239-51  5100028637    MOORE JENNIE L                11.375      1,178.05
239-51  5200000684    CROSBY GRACE                  11.125        222.17
239-51  5200002821    THOMAS EARL M                 10.025        898.59
239-51  5500002331    BRADLEY OTIS                   8.375        456.47
239-51  5500002505    UNLAND HAROLD W               13.250        724.77
239-51  5500002638    LUCE KELLY JO                 11.750        685.24
239-51  5500002661    HOZA GREGORY                  11.250      1,687.14
239-51  5500002786    BETTON VIOLET                 12.500        643.86
239-51  5500002984    MARIANO FRANCIS A             11.625        739.46
239-51  5500003057    BALLARD MAMIE                  9.125        264.04
239-51  5500003081    MILLER C LYNNE                 8.875        529.70
239-51  5500003107    NILSEN JOHNNY JR              10.625      1,873.13
239-51  5500003297    LEWIS JOHN                    10.275        575.60
239-51  5500003404    MILLER LINDA J                 8.500        542.39
239-51  5500003438    SORRELL FREDIA A              10.375        638.71
239-51  5500003479    KING MAURICE P                11.000        520.13
239-51  5500003487    KILMER JOHN F                  8.875        437.43
239-51  5500003628    GLASSEY GREGG S               10.875        722.17
239-51  5500003669    MANCUSO STEPHANIE C            9.875        763.85
239-51  5500003727    THARIN FOREST D               10.275        812.55
239-51  5500003735    STARKEY MARGARET L             9.875        527.28
239-51  5500003743    WARNER KAREN P                 8.250        407.21
239-51  5500003826    LATHROP ERWIN G                9.250        495.91
239-51  5500003834    MURRAY BARBARA J               8.750        479.89
239-51  5500004154    REPOSA EDWARD J               12.375        893.71
239-51  5500004311    TALLMAN RICHARD                8.875        460.36
239-51  5500004329    ANDERTON JOSEPH W              9.000        662.77
239-51  5600005143    PHELPS KATHRYN G               8.750        340.88
239-51  5600005267    SMITH JUDY RAE-                9.375        431.52
239-51  5600005663    BRYANT STANLEY JOE            10.375        258.50
239-51  5600005911    JAENICKE DALE N                9.000        743.63
239-51  5600005945    ALRED ROBERT D                10.525        766.62
239-51  5600006117    CONN DONNA KAYE               11.125        642.93
239-51  5600006398    AULWES WILLIAM E               9.375        730.88

ALLIANCE FUNDING                                               PAGE 10  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                       SALE SCHEDULE - GROUP 1, SUB-POOL I
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                                       Principal
                                                                                                          Zip         Balance at
Pool ID   Account            Name                      Address                       City         State   Code        Origination
---------------------------------------------------------------------------------------------------------------------------------
239-51  5600006471    PEARSON BRIAN L              534 11TH STREET NORTHWEST      EAST GRAND        MN    56721        51,800.00
239-51  5600006588    CEPLINA DOROTHY H            401 MARION AVENUE              SOUTH MILWA       WI    53172        34,200.00
239-51  5600006661    HUGHES HOWARD CARSON         2280 TURTLE MOUND ROAD         MELBOURNE         FL    32934        37,500.00
239-51  5600006679    PEARSON CHARLES E            511 E 5TH STREET               FAIRMONT          MN    56031        26,100.00
239-51  5600006703    WALKER DONNA W               150 KING STREET                ROSWELL           GA    30075        89,400.00
239-51  5600007362    LINDBERG DOROTHY N           630 OAK STREET                 CROSBY            MN    56441        18,400.00
239-51  5600007370    COURTNEY STERLING            2300 BEVERLY STREET            OVIEDO            FL    32765       112,900.00
239-51  5600007487    PRICE ANNETTE                15501 NE 15TH PLACE            NORTH MIAMI       FL    33162        52,100.00
239-51  5600007792    BENNETT JERE H               160 SAXON WOODS DRIVE          ATHENS            GA    30607        24,100.00
239-51  5600008071    JOHNSON ARNOLD GENE          984 JOLLY ROAD                 NORTH FORT        FL    33903        58,000.00
239-51  5600008089    SAMLASKA LINDA               16888 CANNON CITY BLVD         FARIBAULT         MN    55021        38,300.00
239-51  5700002164    MINTON ROBERT W              609 BROADWAY STREET            SALMON            ID    83467        60,700.00
239-51  5700002321    HYRONS WESLEY C              411 HERMITS TRAIL              ALTAMONTE S       FL    32701        58,300.00
239-51  5700002388    MARTENS STEVEN D             1102 NORTH SCHEURMANN ST       ESSEXVILLE        MI    48732       139,800.00
239-51  5700002396    DAHMS WANDA L                2 ANACONDA ROAD                RAPID CITY        SD    57701        79,000.00
239-51  5700002412    KROTZER KEITH E              4360 COUNTY ROAD 65            HELENA            OH    43435       102,500.00
        ---------------------------------------                                                                    -------------
               132    Sale Total                                                                                    9,512,750.00

239-55  5200000437    THOMPSON THOMAS W II         715 E POINSETTIA DR            EUSTIS            FL    32726        38,900.00
239-55  5200000833    DAVIS BOBBIE A               8612 MAGNOLIA STREET           GIBSONTON         FL    33534        56,900.00
239-55  5200000890    DORTCH GARY                  2523 SPRINGHILL DR             SCHERERVILL       IN    46375       102,400.00
239-55  5200000916    KING LEO F                   3115 E CHOLLA ST               PHOENIX           AZ    85028        81,700.00
239-55  5200000965    BOSCH RICHARD L              826 CHESTER STREET             SEDRO WOOLL       WA    98284        44,500.00
239-55  5200001005    FARRELL STAN                 12521 PITTSFIELD AVE           TAMPA             FL    33624        89,100.00
239-55  5200001070    SMITH GRAHAM W               243 SUNRISE DRIVE              HURON             SD    57350        64,200.00
239-55  5200001088    HARR ANGELA CAROL            920 WEAVER PIKE                BRISTOL           TN    37620        34,700.00
239-55  5200001138    DOMIANO DAVID B              163 ESSER AVENUE               BUFFALO           NY    14207        45,900.00
239-55  5200001203    GRIMSLEY JAMES D             7745 HERRINGTON DR             PENSACOLA         FL    32534        42,100.00
239-55  5200001229    ANTWI OBIMPE CLARICE C       234 ROSLYN AVENUE NW           CANTON            OH    44708        38,000.00
239-55  5200001260    KOEPP DOUGLAS A              3501 N 7TH AVENUE              SIOUX FALLS       SD    57104        60,900.00
239-55  5200001310    BULLARD W G                  4747 MCCOY DRIVE               PENSACOLA         FL    32503        29,800.00
239-55  5200001385    OSBORN GREGORY A             614 NORTHWEST 2ND AVENUE       DEMOTTE           IN    46310        56,200.00
239-55  5200001401    VOSBURG REBECCA R            738 SHERMAN STREET             N MANKATO         MN    56003        62,800.00
239-55  5200001427    RUTLEDGE FORREST BEN         6110 SOUTH 360 EAST ROAD       HILLSDALE         IN    47854        32,300.00
239-55  5200001443    NAUTA PHILIP G               19920 KENDAVILLE RD            PIERSON           MI    49339        53,700.00
239-55  5200001450    OSTBOE ALICE L               544 EAST KIERNAN AVENUE        SPOKANE           WA    99207        39,800.00
239-55  5200001492    LALONE ROBERT                6013 W DEWEY ROAD              LUDINGTON         MI    49431        41,000.00
239-55  5200001575    GINTER BARBARA A             3541 STARR AVENUE              EAU CLAIRE        WI    54703        56,000.00
239-55  5200001609    BOHR DONALD B                505 OAKLEAF BOULEVARD          OLDSMAR           FL    34677        36,600.00
239-55  5200001633    TIPPIT BILLY R               219 TELFORD STREET             ALCOA             TN    37701        51,600.00
239-55  5200001708    CULVER TINA M                223 MOORE STREET               NEWARK            NY    14513        59,300.00
239-55  5200001716    NUNN SAMMMY L                907 WASHINGTON WAY             JEFFERSONVI       IN    47130        33,600.00
239-55  5200001732    ROYER BRUCE H                3838 N 26TH ST                 TERRE HAUTE       IN    47805        64,600.00
239-55  5200001807    SCHAUNAMAN DEAN A            309 N BOYD ST                  ABERDEEN          SD    57401        65,000.00
239-55  5200001955    HERRON DANNY                 914 SOUTH 4TH STREET           ARTESIA           NM    88210        51,200.00
239-55  5200002003    CORBETT JAMES J              110 N BOSSETT ROAD             RAVENNA           MI    49451        64,800.00
239-55  5200002011    RICHARDS SHARON              530 S WOLF LAKE RD             MUSKEGON          MI    49442        44,400.00
239-55  5200002094    TURNEY DENNIS D              2414 STATE AVENUE              NEW HOLSTEI       WI    53061        57,900.00
239-55  5200002193    BREWER MICHAEL D             416 N INDIANA ST               GREENTOWN         IN    46936        59,000.00
239-55  5200002284    KOPACEK CHRISTINA L          1090 105TH STREET SE           KANDIYOHI         MN    56251       108,400.00
239-55  5200002334    ROACH HOMER                  9036 DAMASCUS AV               POLK CITY         FL    33868        41,800.00
239-55  5200002383    RODENBACK GERARD             8101 EAST WELDON AVENUE        SCOTTSDALE        AZ    85251        69,700.00
239-55  5200002839    JACKSON ROBERT B             220 LINCOLN STREET             READING           MI    49274        59,400.00
239-55  5200002862    MCCALL BARBARA S             1011 N DIVISION AVE            URBANA            IL    61801        48,200.00
239-55  5200003001    TINSLEY KENNETH LEE          2598 TRAMMEL AVENUE            MELBOURNE         FL    32935        41,000.00
        ---------------------------------------                                                                    -------------
                37    Sale Total                                                                                    2,027,400.00

               607    Grand Total Sub-Pool I                                                                       41,135,490.00

                                                   Cut-off Date    First                                              Original
                                                    Principal     Payment     Maturity    Rem    Paid thru     Date     LTV
Pool ID   Account            Name                    Balance       Date         Date      Term      Date       Due     Ratio
------------------------------------------------------------------------------------------------------------------------------
239-51  5600006471    PEARSON BRIAN L                  51,800.00  12/01/98    10/03/23   300.00   11/01/98   12/01/98    74.0
239-51  5600006588    CEPLINA DOROTHY H                34,113.21  11/06/98    09/10/17   227.15   12/01/98   01/01/99    40.2
239-51  5600006661    HUGHES HOWARD CARSON             37,409.13  11/06/98    09/10/17   227.15   12/01/98   01/01/99    25.0
239-51  5600006679    PEARSON CHARLES E                25,999.70  11/06/98    09/15/13   179.15   12/01/98   01/01/99    84.1
239-51  5600006703    WALKER DONNA W                   89,052.54  11/01/98    10/01/20   263.00   11/01/98   12/01/98    79.8
239-51  5600007362    LINDBERG DOROTHY N               18,400.00  12/01/98    09/26/28   360.00   11/01/98   12/01/98    33.1
239-51  5600007370    COURTNEY STERLING               111,715.06  12/07/98    10/23/07   108.20   01/01/99   02/01/99    83.6
239-51  5600007487    PRICE ANNETTE                    52,100.00  12/01/98    10/21/08   120.00   11/01/98   12/01/98    59.2
239-51  5600007792    BENNETT JERE H                   24,100.00  12/01/98    10/21/08   120.00   11/01/98   12/01/98    25.2
239-51  5600008071    JOHNSON ARNOLD GENE              58,000.00  12/01/98    09/26/28   360.00   11/01/98   12/01/98    80.0
239-51  5600008089    SAMLASKA LINDA                   38,300.00  12/01/98    10/10/17   228.00   11/01/98   12/01/98    63.8
239-51  5700002164    MINTON ROBERT W                  60,586.92  11/06/98    09/04/22   287.15   12/01/98   01/01/99    74.0
239-51  5700002321    HYRONS WESLEY C                  58,117.65  12/07/98    10/11/16   216.20   01/01/99   02/01/99    77.7
239-51  5700002388    MARTENS STEVEN D                138,562.62  11/06/98    09/21/08   119.15   12/01/98   01/01/99    84.7
239-51  5700002396    DAHMS WANDA L                    78,916.77  11/06/98    09/03/23   299.15   12/01/98   01/01/99    84.9
239-51  5700002412    KROTZER KEITH E                 102,284.24  12/07/98    10/09/18   240.20   01/01/99   02/01/99    89.1
        ----------------------------------------    ------------                         -----------------              -----
               132    Sale Total                    9,490,557.64                         230.70                          74.2

239-55  5200000437    THOMPSON THOMAS W II             38,809.48  07/15/98    06/15/28   355.43   10/15/98   11/15/98    59.8
239-55  5200000833    DAVIS BOBBIE A                   56,742.79  08/01/98    05/27/28   356.00   10/21/98   11/21/98    45.5
239-55  5200000890    DORTCH GARY                     101,149.37  09/01/98    08/01/28   357.00   11/01/98   12/01/98    70.6
239-55  5200000916    KING LEO F                       81,319.82  09/01/98    06/27/28   357.00   10/24/98   11/24/98    65.3
239-55  5200000965    BOSCH RICHARD L                  44,230.34  09/01/98    08/01/13   177.00   10/01/98   11/01/98    49.4
239-55  5200001005    FARRELL STAN                     89,009.93  09/01/98    06/27/28   357.00   09/27/98   10/27/98    76.8
239-55  5200001070    SMITH GRAHAM W                   64,067.35  09/01/98    06/27/28   357.00   10/24/98   11/24/98    75.5
239-55  5200001088    HARR ANGELA CAROL                34,538.45  09/01/98    07/10/18   237.00   10/24/98   11/24/98    85.6
239-55  5200001138    DOMIANO DAVID B                  45,803.38  09/01/98    06/27/28   357.00   10/24/98   11/24/98    71.7
239-55  5200001203    GRIMSLEY JAMES D                 41,863.38  10/01/98    09/01/08   118.00   10/01/98   11/01/98    63.7
239-55  5200001229    ANTWI OBIMPE CLARICE C           37,664.08  09/01/98    07/16/13   177.00   10/24/98   11/24/98    62.2
239-55  5200001260    KOEPP DOUGLAS A                  60,816.36  09/01/98    06/27/28   357.00   09/27/98   10/27/98    73.3
239-55  5200001310    BULLARD W G                      29,549.41  09/01/98    07/16/13   177.00   10/24/98   11/24/98    59.6
239-55  5200001385    OSBORN GREGORY A                 56,088.66  10/01/98    07/27/28   358.00   10/26/98   11/26/98    43.9
239-55  5200001401    VOSBURG REBECCA R                62,731.28  10/01/98    09/01/28   358.00   11/01/98   12/01/98    77.5
239-55  5200001427    RUTLEDGE FORREST BEN             32,222.13  10/01/98    08/15/13   178.00   09/29/98   10/29/98    55.6
239-55  5200001443    NAUTA PHILIP G                   53,399.81  10/01/98    08/15/13   178.00   10/26/98   11/26/98    71.6
239-55  5200001450    OSTBOE ALICE L                   39,775.98  10/01/98    07/27/28   358.00   09/29/98   10/29/98    55.2
239-55  5200001492    LALONE ROBERT                    40,943.70  10/01/98    07/27/28   358.00   10/26/98   11/26/98    58.5
239-55  5200001575    GINTER BARBARA A                 55,770.08  10/01/98    07/27/28   358.00   10/26/98   11/26/98    81.7
239-55  5200001609    BOHR DONALD B                    36,349.21  10/01/98    08/15/13   178.00   10/26/98   11/26/98    33.2
239-55  5200001633    TIPPIT BILLY R                   51,529.01  10/01/98    07/27/28   358.00   10/26/98   11/26/98    84.5
239-55  5200001708    CULVER TINA M                    59,300.00  12/01/98    10/15/13   180.00   11/01/98   12/01/98    84.7
239-55  5200001716    NUNN SAMMMY L                    33,553.76  10/01/98    07/27/28   358.00   10/26/98   11/26/98    56.0
239-55  5200001732    ROYER BRUCE H                    64,234.95  11/06/98    09/15/13   179.15   12/01/98   01/01/99    82.8
239-55  5200001807    SCHAUNAMAN DEAN A                65,000.00  11/01/98    08/27/28   359.00   10/01/98   11/01/98    87.8
239-55  5200001955    HERRON DANNY                     51,172.84  11/01/98    08/27/28   359.00   10/29/98   11/29/98    76.9
239-55  5200002003    CORBETT JAMES J                  64,800.00  12/01/98    10/15/13   180.00   11/01/98   12/01/98    72.8
239-55  5200002011    RICHARDS SHARON                  44,400.00  12/01/98    10/24/28   360.00   11/01/98   12/01/98    79.2
239-55  5200002094    TURNEY DENNIS D                  57,900.00  11/01/98    08/27/28   359.00   10/29/98   11/29/98    74.2
239-55  5200002193    BREWER MICHAEL D                 59,000.00  11/01/98    08/27/28   359.00   10/01/98   11/01/98    79.1
239-55  5200002284    KOPACEK CHRISTINA L             108,400.00  11/01/98    08/27/28   359.00   10/01/98   11/01/98    84.6
239-55  5200002334    ROACH HOMER                      41,800.00  11/01/98    09/15/13   179.00   10/01/98   11/01/98    76.0
239-55  5200002383    RODENBACK GERARD                 69,677.09  11/01/98    08/27/28   359.00   10/29/98   11/29/98    77.4
239-55  5200002839    JACKSON ROBERT B                 59,400.00  12/01/98    09/26/28   360.00   11/01/98   12/01/98    89.3
239-55  5200002862    MCCALL BARBARA S                 48,200.00  12/01/98    11/01/13   180.00   11/01/98   12/01/98    84.5
239-55  5200003001    TINSLEY KENNETH LEE              41,000.00  12/01/98    11/06/18   240.00   11/01/98   12/01/98    56.1
        ----------------------------------------    ------------                         -----------------              -----
                37    Sale Total                    2,022,212.64                         303.18                          71.6

               607    Grand Total Sub-Pool I       41,090,396.82                         260.08                          77.2

                                                   Current       Scheduled
                                                   Mortgage       Payment
Pool ID   Account            Name                    Rate       Int & Prin
----------------------------------------------------------------------------
239-51  5600006471    PEARSON BRIAN L                7.375        349.44
239-51  5600006588    CEPLINA DOROTHY H             10.625        322.74
239-51  5600006661    HUGHES HOWARD CARSON          11.000        362.55
239-51  5600006679    PEARSON CHARLES E             11.625        283.32
239-51  5600006703    WALKER DONNA W                 9.875        831.20
239-51  5600007362    LINDBERG DOROTHY N             9.875        147.48
239-51  5600007370    COURTNEY STERLING             10.275      1,482.48
239-51  5600007487    PRICE ANNETTE                 12.990        717.64
239-51  5600007792    BENNETT JERE H                 9.740        290.74
239-51  5600008071    JOHNSON ARNOLD GENE            9.875        464.88
239-51  5600008089    SAMLASKA LINDA                11.750        388.23
239-51  5700002164    MINTON ROBERT W                8.875        470.74
239-51  5700002321    HYRONS WESLEY C                9.875        533.69
239-51  5700002388    MARTENS STEVEN D              10.375      1,731.94
239-51  5700002396    DAHMS WANDA L                 11.625        747.87
239-51  5700002412    KROTZER KEITH E               11.125        984.58
        ----------------------------------------    --------------------
               132    Sale Total                    10.147     93,090.02

239-55  5200000437    THOMPSON THOMAS W II           8.750        306.03
239-55  5200000833    DAVIS BOBBIE A                 7.499        367.19
239-55  5200000890    DORTCH GARY                    9.125        833.16
239-55  5200000916    KING LEO F                     9.250        620.39
239-55  5200000965    BOSCH RICHARD L                7.499        412.50
239-55  5200001005    FARRELL STAN                   9.000        661.73
239-55  5200001070    SMITH GRAHAM W                 7.499        414.30
239-55  5200001088    HARR ANGELA CAROL              8.125        270.39
239-55  5200001138    DOMIANO DAVID B                7.499        296.20
239-55  5200001203    GRIMSLEY JAMES D               7.499        499.71
239-55  5200001229    ANTWI OBIMPE CLARICE C         7.499        325.11
239-55  5200001260    KOEPP DOUGLAS A                7.499        393.00
239-55  5200001310    BULLARD W G                    7.499        254.95
239-55  5200001385    OSBORN GREGORY A               7.499        362.67
239-55  5200001401    VOSBURG REBECCA R              7.499        439.06
239-55  5200001427    RUTLEDGE FORREST BEN           9.125        304.59
239-55  5200001443    NAUTA PHILIP G                 7.499        459.43
239-55  5200001450    OSTBOE ALICE L                 8.125        272.77
239-55  5200001492    LALONE ROBERT                  7.499        264.58
239-55  5200001575    GINTER BARBARA A               7.499        361.38
239-55  5200001609    BOHR DONALD B                  7.499        313.13
239-55  5200001633    TIPPIT BILLY R                 7.490        332.69
239-55  5200001708    CULVER TINA M                  9.125        559.20
239-55  5200001716    NUNN SAMMMY L                  7.490        216.64
239-55  5200001732    ROYER BRUCE H                  7.375        548.49
239-55  5200001807    SCHAUNAMAN DEAN A              7.499        419.46
239-55  5200001955    HERRON DANNY                   8.750        371.78
239-55  5200002003    CORBETT JAMES J                9.250        615.53
239-55  5200002011    RICHARDS SHARON                8.125        304.29
239-55  5200002094    TURNEY DENNIS D                7.499        373.64
239-55  5200002193    BREWER MICHAEL D               8.125        404.35
239-55  5200002284    KOPACEK CHRISTINA L            8.750        787.14
239-55  5200002334    ROACH HOMER                    7.490        357.42
239-55  5200002383    RODENBACK GERARD              11.000        612.68
239-55  5200002839    JACKSON ROBERT B               8.525        422.55
239-55  5200002862    MCCALL BARBARA S               7.250        440.00
239-55  5200003001    TINSLEY KENNETH LEE            7.250        299.10
        ----------------------------------------    --------------------
                37    Sale Total                     8.160     15,497.23

               607    Grand Total Sub-Pool I        10.121    383,901.50

                                  EXHIBIT H-2

                     MORTGAGE LOAN SCHEDULE FOR SUB-POOL II

ALLIANCE FUNDING                                                PAGE 1  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                      SALE SCHEDULE - GROUP 1, SUB-POOL II
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                               Principal
                                                                                                      Zip     Balance at
Pool ID   Account      Name                        Address                      City          State   Code    Origination
---------------------------------------------------------------------------------------------------------------------------
240-01     661643627   GRACI DOMINICK              342 MASON BLVD               STATEN ISLA   NY      10309      150,000.00
240-01     800777336   LACASSE PATRICK             18315 GREENSBORO STREET      SPRING HILL   FL      34610       54,000.00
240-01     800800294   MEADOW LLC FRESHFIELD       3333 MAIN STREET             STRATFORD     CT      06497      240,000.00
240-01     800802563   MEADOWS LLC FRESHFIELD      3060 MAIN STREET             STRATFORD     CT      06497      340,000.00
240-01     800809840   LEDGE REALTY DUNSTABLE      4 DALE STREET                NASHUA        NH      03060      892,000.00
240-01     800847238   GRACE GORDON R              2088 COLONY DRIVE            CANTON        GA      30114        9,500.00
240-01     800881633   VINCI MICHAEL               87 WOODCREST DRIVE           EAST FISHKI   NY      12533       56,790.00
240-01     800890519   EDWARDS EDDIE L             110 NUESE CIRCLE             GOLDSBORO     NC      27530       49,600.00
240-01     800896581   JONES CHRISTOPHE            1 ROUTE BOX 21               DELANCEY      NY      13752       75,000.00
240-01     800901845   PORFIRIO BRITO              201 OCEAN AVENUE             JERSEY CITY   NJ      07301      135,000.00
240-01     800903486   PEREZ ANGELA                108 01 34TH AVENUE           CORONA        NY      11368      160,000.00
240-01     800907032   FRIEDMAN STEVEN T           7 THE LOCUST                 ROSLYN ESTA   NY      11576      105,000.00
240-01     800907123   CHU LINDA                   64-30 218 STREET             BAYSIDE       NY      11364       42,650.00
240-01     800914319   KALIN ROBERT F              20 AUBURN STREET             BOSTON        MA      02129      190,000.00
240-01     800915258   ATKINS DEBORAH L            2054 BOGGS AVE               PITTSBURGH    PA      15221       28,000.00
240-01     800920977   DISHROON WALTER E           191 TOWN CREEK DRIVE         CALHOUN       GA      30701       66,450.00
240-01     800923062   SEARIGHT DANIEL L           1352 STATE RT 18             HOOKSTOWN     PA      15050       94,500.00
240-01     800929747   HUTCHINS DAWN RAE           3200 SPINCASTER WAY          LOGANVILLE    GA      30052       15,000.00
240-01     800932535   RICANY JULIA B              239 ALABAMA AVENUE           TOMS RIVER    NJ      08753       18,170.00
240-01     800934226   MILLER LINCOLN T            321 SOUTH 17TH STREET        SAGINAW       MI      48601       20,000.00
240-01     800938979   THOMAS GEORGE               1029 BELMORE ROAD            NORTH BELMO   NY      11710       69,700.00
240-01     800952699   SCHOPMEYER RONALD A         40 BOX 2ND ROUTE             POLAND        IN      47868       43,000.00
240-01     800958753   BRODER LAUREN S             37 MOUNTAIN VIEW DRIVE       PETERBOROUG   NH      03458       18,500.00
240-01     800959124   HINTERSTEIN EDWARD H        2314 LOCUST STREET           PHILADELPHI   PA      19103       39,275.00
240-01     800962342   BJORNEBY RICHARD O          6979 WINKLER ROAD #127       FORT MYERS    FL      33919       92,000.00
240-01     800962565   DURKIN JOHN P               111 RUTLAND STREET           BUFFALO       NY      14220       50,700.00
240-01     800963274   WILLS REGINALD D            5800 MANCHESTER PLACE        WASHINGTON    DC      20011      340,000.00
240-01     800964355   LEMIEUX THOMAS              468-470 HAVERHILL STREET     LAWRENCE      MA      01841      175,000.00
240-01     800966657   HERNANDEZ ESTEBAN M         5770 SOUTH 2550 WEST         ROY           UT      84067       27,828.00
240-01     800969628   ANDRES CLAY                 314 WOODBURY ROAD            WASHINGTON    CT      06793       74,121.00
240-01     800971004   MCALLISTER JOHN H           114 TODD PLACE NE            WASHINGTON    DC      20002       17,700.00
240-01     800971400   BROWN RODNEY D              1217 FISHER ROAD             SHARPSBURG    GA      30277       42,000.00
240-01     800972838   ANTON CONNIE D              488 NORTH 900 EAST           LINDON        UT      84042       14,160.00
240-01     800974610   FELIPE EUSTORGIO            320 ALBEMARLE ROAD           BROOKLYN      NY      11218       50,000.00
240-01     800979874   GRAVINO MICHAEL V           70 FLOWERDALE DRIVE          GREECE        NY      14626       42,500.00
240-01     800980740   PORTER WILLIAM E            6-6 DEER HEDGE RUN           MAYNARD       MA      01754      115,500.00
240-01     800980823   FIGUEROA RAMON              53 55 SACKETT STREET         PROVIDENCE    RI      02907      103,500.00
240-01     800982498   FERERE JUDITH               21 EUCLID AVENUE             YONKERS       NY      10703       75,000.00
240-01     800985293   GARVER DUANE C              4102 EYRE COURT              WESTMINSTER   MD      21157       12,500.00
240-01     800985897   GARCIA GUSTABO              418 BRUCK AVENUE             PERTH AMBOY   NJ      08861       30,800.00
240-01     800987737   MCINTOSH HARRISON LEE       5770 SQUARE VALLEY ROAD      WEDGEFIELD    SC      29154       22,125.00
240-01     800989337   TRINIDAD OSCAR              384 NIAGARA STREET           PROVIDENCE    RI      02907       72,000.00
240-01     800989410   GARCIA GUSTABO              535 WEST SIDE AVENUE         PERTH AMBOY   NJ      08861       43,400.00
240-01     800990715   KORN SAMUEL B               3514 CAMPFIRE ROAD           YORKTOWN      NY      10598       27,677.00
240-01     800990863   GRAHAM CHARLES H            1133 E NEWPORT ROAD          LITITZ        PA      17543       52,000.00
240-01     800993073   PEDROSA JESUS JR            2224 LACOMBE AVENUE          BRONX         NY      10462      171,000.00
240-01     800997025   TOWNSEND KIRK J             28041 CAMINO DEL RIO         SAN JUAN CA   CA      92675       35,000.00
240-01     800997157   VILLARANTE PELAGIO R        37 36 97TH STREET            CORONA        NY      11366       36,000.00
240-01     800997850   WALKER BOB                  6573 SOUTH PREMIERE AVENUE   HOMOSASSA     FL      34446       42,000.00
240-01     800999419   GRIFFIN THERESE WOODS       7027 WINDOVER DRIVE          DURHAM        NC      27712      104,000.00
240-01     801000068   DOUGLASS FRANKLIN R         9200 FORT FOOTE ROAD         FORT WASHIN   MD      20744       38,113.00
240-01     801003864   PAGES RITA J                8112 DITMAN STREET           PHILADELPHI   PA      19136       38,400.00
240-01     801004888   JAMES VICTOR                2262 2272 CHURCH AVENUE      BROOKLYN      NY      11226      240,000.00
240-01     801007436   BROWN JAMES E               1958 NORTH NASHVILLE AVE     CHICAGO       IL      60707       15,000.00
240-01     801008004   KATSNELSON NAUM             2521 EAST 63 STREET          BROOKLYN      NY      11234       80,000.00
240-01     801008327   SEZER SULEYMAN              502 AVENUE N                 BROOKLYN      NY      11230       75,000.00
240-01     801010174   GLICKMAN JOSEF              24448 MARTHA STREET          WOODLAND HI   CA      91367      280,000.00
240-01     801012238   BISCEGLIE RALPH J           313 SINSABAUGH ROAD          PINE BUSH     NY      12566       28,207.00
240-01     801012725   GREEN NANCY A               2916 HIDDEN BEACH ROAD       CARRABELLE    FL      32322      400,000.00
240-01     801013426   NELLUM WILLIAM              2243 SOUTH 284TH PLACE       FEDERAL WAY   WA      98003       15,620.00
240-01     801014580   MANSFIELD JOHN E            1032 MONTGOMERY AVENUE       PENNSBURG     PA      18073       71,235.00
240-01     801014945   SAGER GERALD                218 SQUAW BROOK ROAD         NORTH HALED   NJ      07508       89,000.00

                                                     Cut-off Date   First                                              Original
                                                       Principal   Payment    Maturity   Rem      Paid thru    Date      LTV
Pool ID   Account      Name                             Balance     Date        Date     Term        Date      Due      Ratio
-------------------------------------------------------------------------------------------------------------------------------
240-01     661643627   GRACI DOMINICK                 150,000.00   09/01/98   08/01/28   357.00   10/01/98   11/01/98   66.6
240-01     800777336   LACASSE PATRICK                 53,822.00   07/09/98   06/09/18   235.23   10/09/98   11/09/98   82.3
240-01     800800294   MEADOW LLC FRESHFIELD          240,000.00   11/01/98   10/01/18   239.00   10/01/98   11/01/98   53.3
240-01     800802563   MEADOWS LLC FRESHFIELD         340,000.00   11/01/98   10/01/18   239.00   10/01/98   11/01/98   60.7
240-01     800809840   LEDGE REALTY DUNSTABLE         892,000.00   12/01/98   11/01/23   300.00   11/01/98   12/01/98   66.0
240-01     800847238   GRACE GORDON R                   9,455.22   08/01/98   07/01/13   176.00   10/01/98   11/01/98   89.9
240-01     800881633   VINCI MICHAEL                   56,790.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   85.9
240-01     800890519   EDWARDS EDDIE L                 49,575.59   08/10/98   07/10/28   356.25   09/10/98   10/10/98   80.0
240-01     800896581   JONES CHRISTOPHE                74,596.61   11/01/98   10/01/13   179.00   11/01/98   12/01/98   66.4
240-01     800901845   PORFIRIO BRITO                 135,000.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   75.0
240-01     800903486   PEREZ ANGELA                   160,000.00   12/01/98   11/01/28   360.00   11/01/98   12/01/98   68.0
240-01     800907032   FRIEDMAN STEVEN T              105,000.00   10/21/98   09/21/13   178.65   09/21/98   10/21/98   76.7
240-01     800907123   CHU LINDA                       41,806.91   07/27/98   06/27/08   115.82   09/27/98   10/27/98   85.2
240-01     800914319   KALIN ROBERT F                 188,024.11   08/24/98   07/24/13   176.71   11/24/98   12/24/98   66.0
240-01     800915258   ATKINS DEBORAH L                28,000.00   11/01/98   10/01/28   359.00   10/01/98   11/01/98   80.0
240-01     800920977   DISHROON WALTER E               66,273.35   08/01/98   07/01/18   236.00   10/01/98   11/01/98   84.9
240-01     800923062   SEARIGHT DANIEL L               94,086.29   08/27/98   07/27/13   176.81   09/27/98   10/27/98   90.0
240-01     800929747   HUTCHINS DAWN RAE               14,910.07   08/07/98   07/07/13   176.15   10/07/98   11/07/98   88.5
240-01     800932535   RICANY JULIA B                  18,132.58   09/14/98   08/14/13   177.40   09/14/98   10/14/98   89.9
240-01     800934226   MILLER LINCOLN T                20,000.00   08/20/98   07/20/13   176.58   09/20/98   10/20/98   80.0
240-01     800938979   THOMAS GEORGE                   69,223.33   09/01/98   08/01/13   177.00   11/01/98   12/01/98   84.9
240-01     800952699   SCHOPMEYER RONALD A             43,000.00   12/05/98   11/05/13   180.13   11/05/98   12/05/98   84.3
240-01     800958753   BRODER LAUREN S                 18,433.92   09/10/98   08/10/13   177.27   10/10/98   11/10/98   79.9
240-01     800959124   HINTERSTEIN EDWARD H            39,091.53   09/01/98   08/01/13   177.00   10/01/98   11/01/98   90.0
240-01     800962342   BJORNEBY RICHARD O              92,000.00   08/27/98   07/27/13   176.81   09/27/98   10/27/98   80.0
240-01     800962565   DURKIN JOHN P                   50,700.00   11/01/98   10/01/28   359.00   10/01/98   11/01/98   65.0
240-01     800963274   WILLS REGINALD D               340,000.00   11/07/98   10/07/13   179.18   10/07/98   11/07/98   80.0
240-01     800964355   LEMIEUX THOMAS                 175,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   70.0
240-01     800966657   HERNANDEZ ESTEBAN M             27,737.82   09/01/98   08/01/13   177.00   10/01/98   11/01/98   79.7
240-01     800969628   ANDRES CLAY                     74,065.08   11/01/98   10/01/13   179.00   11/01/98   12/01/98   84.9
240-01     800971004   MCALLISTER JOHN H               17,645.02   09/13/98   08/13/13   177.37   10/13/98   11/13/98   90.0
240-01     800971400   BROWN RODNEY D                  41,901.87   08/15/98   07/15/18   236.42   09/15/98   10/15/98   85.1
240-01     800972838   ANTON CONNIE D                  14,152.55   09/01/98   08/01/13   177.00   10/01/98   11/01/98   78.2
240-01     800974610   FELIPE EUSTORGIO                49,655.23   10/02/98   09/02/13   178.03   11/02/98   12/02/98   61.5
240-01     800979874   GRAVINO MICHAEL V               42,406.96   10/01/98   09/01/13   178.00   10/01/98   11/01/98   75.7
240-01     800980740   PORTER WILLIAM E               115,432.60   09/01/98   08/01/13   177.00   10/01/98   11/01/98   70.0
240-01     800980823   FIGUEROA RAMON                 103,500.00   11/09/98   10/09/13   179.24   10/09/98   11/09/98   90.0
240-01     800982498   FERERE JUDITH                   74,648.18   09/01/98   08/11/13   177.00   10/11/98   11/11/98   77.5
240-01     800985293   GARVER DUANE C                  12,474.26   09/24/98   08/24/13   177.73   09/24/98   10/24/98   90.0
240-01     800985897   GARCIA GUSTABO                  30,800.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   84.8
240-01     800987737   MCINTOSH HARRISON LEE           22,125.00   11/16/98   10/16/13   179.47   10/16/98   11/16/98   75.0
240-01     800989337   TRINIDAD OSCAR                  72,000.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   90.0
240-01     800989410   GARCIA GUSTABO                  43,400.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   63.8
240-01     800990715   KORN SAMUEL B                   27,677.00   11/21/98   10/21/13   179.64   10/21/98   11/21/98   85.0
240-01     800990863   GRAHAM CHARLES H                51,741.67   09/25/98   08/25/13   177.76   10/25/98   11/25/98   76.7
240-01     800993073   PEDROSA JESUS JR               170,877.48   09/04/98   08/04/13   177.07   10/04/98   11/04/98   90.0
240-01     800997025   TOWNSEND KIRK J                 35,000.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   75.3
240-01     800997157   VILLARANTE PELAGIO R            35,976.20   09/01/98   08/01/18   237.00   10/01/98   11/01/98   84.8
240-01     800997850   WALKER BOB                      42,000.00   11/20/98   10/20/08   119.61   10/20/98   11/20/98   70.0
240-01     800999419   GRIFFIN THERESE WOODS          104,000.00   11/26/98   10/26/18   239.80   10/26/98   11/26/98   77.0
240-01     801000068   DOUGLASS FRANKLIN R             38,113.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   90.0
240-01     801003864   PAGES RITA J                    38,368.67   08/22/98   07/22/28   356.65   10/22/98   11/22/98   80.1
240-01     801004888   JAMES VICTOR                   240,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   67.6
240-01     801007436   BROWN JAMES E                   14,942.44   11/05/98   10/05/13   179.11   11/05/98   12/05/98   89.6
240-01     801008004   KATSNELSON NAUM                 80,000.00   10/22/98   09/22/13   178.68   09/22/98   10/22/98   76.4
240-01     801008327   SEZER SULEYMAN                  75,000.00   10/23/98   09/23/13   178.72   09/23/98   10/23/98   62.0
240-01     801010174   GLICKMAN JOSEF                 280,000.00   11/01/98   10/01/28   359.00   10/01/98   11/01/98   80.0
240-01     801012238   BISCEGLIE RALPH J               28,108.66   10/23/98   09/23/13   178.72   10/23/98   11/23/98   89.6
240-01     801012725   GREEN NANCY A                  400,000.00   11/06/98   10/06/28   359.15   10/06/98   11/06/98   47.3
240-01     801013426   NELLUM WILLIAM                  15,620.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   84.4
240-01     801014580   MANSFIELD JOHN E                71,235.00   10/15/98   09/15/13   178.45   09/15/98   10/15/98   89.8
240-01     801014945   SAGER GERALD                    88,984.33   10/21/98   09/21/13   178.65   10/21/98   11/21/98   83.9

                                                     Current       Scheduled
                                                     Mortgage       Payment
Pool ID   Account      Name                            Rate       Int & Prin
-----------------------------------------------------------------------------
240-01     661643627   GRACI DOMINICK                  7.375         1,036.01
240-01     800777336   LACASSE PATRICK                11.450           574.02
240-01     800800294   MEADOW LLC FRESHFIELD          11.950         2,634.24
240-01     800802563   MEADOWS LLC FRESHFIELD         11.950         3,731.85
240-01     800809840   LEDGE REALTY DUNSTABLE         11.600         9,132.19
240-01     800847238   GRACE GORDON R                 11.950           113.72
240-01     800881633   VINCI MICHAEL                  12.550           701.80
240-01     800890519   EDWARDS EDDIE L                12.700           537.07
240-01     800896581   JONES CHRISTOPHE               10.350           822.09
240-01     800901845   PORFIRIO BRITO                 11.950         1,615.89
240-01     800903486   PEREZ ANGELA                   11.850         1,627.33
240-01     800907032   FRIEDMAN STEVEN T              13.250         1,182.06
240-01     800907123   CHU LINDA                      12.650           628.04
240-01     800914319   KALIN ROBERT F                 10.600         1,752.23
240-01     800915258   ATKINS DEBORAH L               14.000           331.76
240-01     800920977   DISHROON WALTER E              13.050           780.89
240-01     800923062   SEARIGHT DANIEL L              11.100         1,080.03
240-01     800929747   HUTCHINS DAWN RAE              11.950           179.55
240-01     800932535   RICANY JULIA B                 11.700           214.58
240-01     800934226   MILLER LINCOLN T               12.850           218.90
240-01     800938979   THOMAS GEORGE                  12.750           870.44
240-01     800952699   SCHOPMEYER RONALD A            10.500           475.32
240-01     800958753   BRODER LAUREN S                13.250           237.12
240-01     800959124   HINTERSTEIN EDWARD H           10.400           431.72
240-01     800962342   BJORNEBY RICHARD O              9.500           773.59
240-01     800962565   DURKIN JOHN P                  14.140           606.35
240-01     800963274   WILLS REGINALD D               13.750         3,961.38
240-01     800964355   LEMIEUX THOMAS                 11.100         2,000.05
240-01     800966657   HERNANDEZ ESTEBAN M            14.250           375.28
240-01     800969628   ANDRES CLAY                    11.900           756.72
240-01     800971004   MCALLISTER JOHN H              10.500           161.91
240-01     800971400   BROWN RODNEY D                 10.950           432.09
240-01     800972838   ANTON CONNIE D                 12.400           150.03
240-01     800974610   FELIPE EUSTORGIO                9.300           516.10
240-01     800979874   GRAVINO MICHAEL V              11.050           484.39
240-01     800980740   PORTER WILLIAM E               11.550         1,148.19
240-01     800980823   FIGUEROA RAMON                 10.750           966.15
240-01     800982498   FERERE JUDITH                  10.200           815.16
240-01     800985293   GARVER DUANE C                 11.700           147.62
240-01     800985897   GARCIA GUSTABO                 11.900           314.44
240-01     800987737   MCINTOSH HARRISON LEE          12.500           272.70
240-01     800989337   TRINIDAD OSCAR                 10.750           672.11
240-01     800989410   GARCIA GUSTABO                 11.400           426.48
240-01     800990715   KORN SAMUEL B                  12.350           292.17
240-01     800990863   GRAHAM CHARLES H                8.900           524.33
240-01     800993073   PEDROSA JESUS JR               11.000         1,628.48
240-01     800997025   TOWNSEND KIRK J                 9.950           336.60
240-01     800997157   VILLARANTE PELAGIO R           11.990           396.14
240-01     800997850   WALKER BOB                     14.350           660.99
240-01     800999419   GRIFFIN THERESE WOODS           7.200           818.84
240-01     801000068   DOUGLASS FRANKLIN R            10.900           430.80
240-01     801003864   PAGES RITA J                   10.450           349.83
240-01     801004888   JAMES VICTOR                   11.750         2,841.91
240-01     801007436   BROWN JAMES E                  10.900           169.55
240-01     801008004   KATSNELSON NAUM                10.900           755.82
240-01     801008327   SEZER SULEYMAN                 10.900           847.74
240-01     801010174   GLICKMAN JOSEF                  7.350         1,929.13
240-01     801012238   BISCEGLIE RALPH J              11.550           330.41
240-01     801012725   GREEN NANCY A                   7.950         2,921.13
240-01     801013426   NELLUM WILLIAM                 11.800           158.27
240-01     801014580   MANSFIELD JOHN E               11.700           841.24
240-01     801014945   SAGER GERALD                   11.050           850.93

ALLIANCE FUNDING                                                PAGE 2  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                      SALE SCHEDULE - GROUP 1, SUB-POOL II
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                               Principal
                                                                                                      Zip     Balance at
Pool ID   Account      Name                        Address                      City          State   Code    Origination
---------------------------------------------------------------------------------------------------------------------------
240-01     801016585   CICERON PIERRE J            168 WALTON AVENUE            UNIONDALE     NY      11553       20,550.00
240-01     801017021   NASH WILLIAM H              5612 SOUTH KING DR           CHICAGO       IL      60637      126,300.00
240-01     801017922   RYAN THOMAS                 470 NORTH GREENBUSH ROAD     EAST GREENB   NY      12144      117,500.00
240-01     801019621   GOTTLIEB GLORIA D           12 EUCLID AVENUE             MAPLEWOOD     NJ      07040       38,000.00
240-01     801019811   WALLACE SUSAN K             5296 LOUIS LANE              MIDDLEBURG    FL      32068       32,250.00
240-01     801020587   REINAGA DANIEL              6037 EVENHAIM LANE           LOS ANGELES   CA      91356       33,600.00
240-01     801020785   NOWAK ELIZABETH A           1305 SONORA AVE              WEST SACRAM   CA      95691       63,000.00
240-01     801022674   HASHASH NASSER D            1114 JOHNSON COURT           NEW MILFORD   NJ      07646       65,750.00
240-01     801023268   CARRANO TORI                30 GUILFORD COURT            EAST HAVEN    CT      06512       16,300.00
240-01     801024860   CREECH TIMOTHY C.           7531 GLOVER ROAD             FOUNTAIN      NC      27829       44,000.00
240-01     801025701   FREESTONE MORRIS J          8055 NORTH HIGHWAY 191       VERNAL        UT      84078       15,950.00
240-01     801025883   AHERN ROBERT                17 BIRCH DRIVE               BEACON        NY      12508       27,000.00
240-01     801026840   MORLEY JAMES A              69 WALLWIND DRIVE            PLYMOUTH      MA      02360       43,800.00
240-01     801026915   GEANOPULOS NICHOLAS C       247 TWIN HILLS DRIVE         MT LEBANON    PA      15216      664,900.00
240-01     801027905   CHERY ALLEN W JR            14702 SOUTHEAST 195TH PLAC   RENTON        WA      98058       30,400.00
240-01     801029786   KORBITZ WENDY D             433 HARVARD STREET           BRUSH         CO      80732       20,000.00
240-01     801030032   KEPPEL PAUL G               588 MUD LANE                 NORTHAMPTON   PA      18067       50,000.00
240-01     801031618   GLASKO ANDREW P             101 VICTORY HIGHWAY          GLOCESTER     RI      02814       37,300.00
240-01     801032855   WILLIAMS SHERITA T          110 PEBBLE CREEK CROSSING    FORT MILL     SC      29715       28,675.00
240-01     801035742   MCCLAIN ROBERT L            828 JOYE ROAD                LAMAR         SC      29069       41,650.00
240-01     801038183   HEGEDUS EDINA               4509 SHADBERRY DRIVE         TAMPA         FL      33624       12,338.00
240-01     801038241   WILLIAMS ALBERT D           W154 N10330 REGENCY CT N     GERMANTOWN    WI      53022       53,000.00
240-01     801038936   SANGUANCHEU NITAYA          18 RODMAN PLACE              SPRING VALL   NY      10977       44,950.00
240-01     801043423   KUBICKY KATHLEEN A          4896 LUCERNE AVENUE          PITTSBURGH    PA      15214       22,511.00
240-01     801044223   KING KENNETH K              317 SOUTHEAST 18TH STREET    CAPE CORAL    FL      33990      105,600.00
240-01     801045147   DUNLEAVY JOHN J             13 WARWICK AVENUE            EASTCHESTER   NY      10583      132,500.00
240-01     801045642   FLAQUER CARMEN N            18-20 BLUE HILL AVENUE       MILTON        MA      02186       27,000.00
240-01     801045840   BROWN DARRELL               16328 TWILIGHT CIRCLE        RIVERSIDE     CA      92503      128,691.00
240-01     801046087   LAWRENCE KRISTEN RUTH       4405 PORTOLA DRIVE           SANTA CRUZ    CA      95062       42,300.00
240-01     801046285   WHITZEL ADAM R              25 PROSPECT ROAD             CARLISLE      PA      17013       25,000.00
240-01     801047598   ROBINSON ROBERT M           4651-4653 ALHAMBRA CIRCLE    NAPLES        FL      34103       60,000.00
240-01     801048570   MATEO JULIA                 804 POTTERS AVE              PROVIDENCE    RI      02907       78,300.00
240-01     801048877   DIJULIO JOSEPH L            2639 SOUTHWEST 109TH ST      SEATTLE       WA      98146       22,250.00
240-01     801050485   VILLARIN GILBERT            1138 GLENDALE TERRACE        TOBYHANNA     PA      18466       20,000.00
240-01     801052127   STOVALL DARREN              4341 WOODWARD AVE            NORCO         CA      91760       30,000.00
240-01     801052259   PETERSON ARTHUR H           8185 SOUTH OAK CREEK DRIVE   SANDY         UT      84093       40,350.00
240-01     801056201   LESTER BETTY J              38 EAST PARK STREET          NEWARK        NJ      07102      160,000.00
240-01     801056318   SANSONE DOMINICK            2917 E BLACKHAWK DRIVE       PHOENIX       AZ      85050       12,300.00
240-01     801057928   OHARA TERRY LEE             6701 OLD MEADOW ROAD         CHARLOTTE     NC      28227       23,000.00
240-01     801060146   DUBE SEBRINA FANCHON        55 SYCAMORE STREET           SEDONA        AZ      86351       14,108.00
240-01     801060500   KLINE BRENDA M              305 JOHNSON AVENUE           PORTAGE       PA      15946       36,000.00
240-01     801061920   FRAPPIER CRAIG A            874 WEST STREET              LUDLOW        MA      01056       26,900.00
240-01     801061961   FIELDS BRENT                1924 CARROLL AVENUE          MERRICK       NY      11566       35,000.00
240-01     801062571   MPAMAUGO JOSEPH             124 MOHICAN DRIVE            OXON HILL     MD      20745       27,000.00
240-01     801063108   BROWN LAURIE K              1261 HICKORY HILL DRIVE      SUGAR HILL    GA      30518       58,000.00
240-01     801063900   SHARMA ANOOP K              21 PALOMA                    MISSION VIE   CA      92692       51,650.00
240-01     801063926   RAY BOBBIE E                5925 BRIDLEWOOD LANE         CHARLOTTE     NC      28215       27,000.00
240-01     801064114   MCCANN BRENDAN J            17 LOCUST STREET             PATTERSON     NY      12563       62,050.00
240-01     801064312   THOMAS DANIEL L             5318 HOLLY STREET            INDIAN HEAD   MD      20640       16,250.00
240-01     801064825   LOVE SAMPSON                348 CARTER ROAD              LUMBER BRID   NC      28351       28,000.00
240-01     801065574   STAVES SUSAN H              4738 EAST SAINT ANNE AVENU   PHOENIX       AZ      85040       29,767.00
240-01     801066267   DELLARATTA GLORIA           555 NORTH CLINTON AVENUE     LINDENHURST   NY      11757       44,900.00
240-01     801066374   RAY JANICE                  RTE 2, BOX 132-B HWY 321     DENMARK       SC      29042       59,500.00
240-01     801066622   MASOTTI RICHARD J           19 SAWMILL ROAD              BURLINGTON    CT      06013       27,168.00
240-01     801067117   HENRY KENNETH L             40 GROVE STREET              HOMER         NY      13040       63,200.00
240-01     801067240   MCGUIRE MARK J              6 EAST GREEN STREET          WEST HAZLET   PA      18201       52,500.00
240-01     801068255   WHITE ANITRA                1521 EAST 65TH ST            CHICAGO       IL      60637      105,000.00
240-01     801068891   GALLEGOS STEPHEN            11230 MADISON COURT          THORNTON      CO      80229       31,000.00
240-01     801069485   MENDOZA JUANITA             470 SCARSDALE ROAD           YONKERS       NY      10707       21,500.00
240-01     801069691   THOMAS MICHAEL E            11476 OLD CRYSTAL RIVER RD   BROOKSVILLE   FL      34601       67,500.00
240-01     801070020   HOLTZ JOHN JR               RT 1 BOX 304                 MADISON       FL      32340       29,750.00
240-01     801072596   GOING KATHLEEN E            607 BROOKVIEW DRIVE NORTH    JACKSONVILL   FL      32225       44,280.00

                                                     Cut-off Date   First                                              Original
                                                       Principal   Payment    Maturity   Rem      Paid thru    Date      LTV
Pool ID   Account      Name                             Balance     Date        Date     Term        Date      Due      Ratio
-------------------------------------------------------------------------------------------------------------------------------
240-01     801016585   CICERON PIERRE J                20,550.00   10/10/98   09/10/13   178.29   10/10/98   11/10/98   79.9
240-01     801017021   NASH WILLIAM H                 126,300.00   12/01/98   11/01/28   360.00   11/01/98   12/01/98   72.5
240-01     801017922   RYAN THOMAS                    117,500.00   11/01/98   10/01/18   239.00   10/01/98   11/01/98   58.7
240-01     801019621   GOTTLIEB GLORIA D               37,980.45   08/01/98   07/01/28   356.00   10/01/98   11/01/98   84.7
240-01     801019811   WALLACE SUSAN K                 32,250.00   11/16/98   10/16/13   179.47   10/16/98   11/16/98   75.0
240-01     801020587   REINAGA DANIEL                  33,600.00   11/01/98   10/01/18   239.00   10/01/98   11/01/98   79.9
240-01     801020785   NOWAK ELIZABETH A               63,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   83.3
240-01     801022674   HASHASH NASSER D                65,730.76   09/18/98   08/18/13   177.53   10/18/98   11/18/98   85.1
240-01     801023268   CARRANO TORI                    16,217.81   11/05/98   10/05/13   179.11   11/05/98   12/05/98   85.8
240-01     801024860   CREECH TIMOTHY C.               43,907.68   09/18/98   08/18/18   237.53   10/18/98   11/18/98   80.0
240-01     801025701   FREESTONE MORRIS J              15,950.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   74.9
240-01     801025883   AHERN ROBERT                    26,830.77   09/04/98   08/04/13   177.07   10/04/98   11/04/98   65.2
240-01     801026840   MORLEY JAMES A                  43,800.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   79.1
240-01     801026915   GEANOPULOS NICHOLAS C          664,900.00   11/20/98   10/20/28   359.61   10/20/98   11/20/98   69.9
240-01     801027905   CHERY ALLEN W JR                30,400.00   10/01/98   09/01/13   178.00   10/01/98   11/01/98   84.7
240-01     801029786   KORBITZ WENDY D                 20,000.00   09/03/98   08/03/13   177.04   10/03/98   11/03/98   85.0
240-01     801030032   KEPPEL PAUL G                   50,000.00   10/28/98   09/28/13   178.88   09/28/98   10/28/98   87.4
240-01     801031618   GLASKO ANDREW P                 37,264.27   09/24/98   08/24/18   237.73   10/24/98   11/24/98   84.9
240-01     801032855   WILLIAMS SHERITA T              28,675.00   11/13/98   10/13/13   179.38   10/13/98   11/13/98   90.0
240-01     801035742   MCCLAIN ROBERT L                41,650.00   11/09/98   10/09/18   239.24   10/09/98   11/09/98   85.0
240-01     801038183   HEGEDUS EDINA                   12,337.00   10/09/98   09/09/13   178.26   10/09/98   11/09/98   79.6
240-01     801038241   WILLIAMS ALBERT D               52,775.97   10/18/98   09/18/13   178.55   11/18/98   12/18/98   84.8
240-01     801038936   SANGUANCHEU NITAYA              44,950.00   11/23/98   10/23/13   179.70   10/23/98   11/23/98   83.6
240-01     801043423   KUBICKY KATHLEEN A              22,511.00   10/16/98   09/16/18   238.49   09/16/98   10/16/98   85.9
240-01     801044223   KING KENNETH K                 105,600.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   80.0
240-01     801045147   DUNLEAVY JOHN J                132,341.56   10/24/98   09/24/13   178.75   10/24/98   11/24/98   89.4
240-01     801045642   FLAQUER CARMEN N                26,907.63   11/05/98   10/05/13   179.11   11/05/98   12/05/98   80.0
240-01     801045840   BROWN DARRELL                  128,691.00   11/01/98   10/01/28   359.00   10/01/98   11/01/98   90.0
240-01     801046087   LAWRENCE KRISTEN RUTH           42,300.00   10/15/98   09/15/13   178.45   09/15/98   10/15/98   90.0
240-01     801046285   WHITZEL ADAM R                  25,000.00   11/08/98   10/08/13   179.21   10/08/98   11/08/98   47.6
240-01     801047598   ROBINSON ROBERT M               60,000.00   11/02/98   10/02/18   239.01   10/02/98   11/02/98   60.0
240-01     801048570   MATEO JULIA                     78,300.00   11/08/98   10/08/13   179.21   10/08/98   11/08/98   90.0
240-01     801048877   DIJULIO JOSEPH L                22,250.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   85.0
240-01     801050485   VILLARIN GILBERT                19,967.78   09/28/98   08/28/13   177.86   09/28/98   10/28/98   79.4
240-01     801052127   STOVALL DARREN                  30,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   84.9
240-01     801052259   PETERSON ARTHUR H               40,350.00   10/18/98   09/18/13   178.55   10/18/98   11/18/98   84.9
240-01     801056201   LESTER BETTY J                 160,000.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   45.7
240-01     801056318   SANSONE DOMINICK                12,300.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   80.5
240-01     801057928   OHARA TERRY LEE                 23,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   72.5
240-01     801060146   DUBE SEBRINA FANCHON            14,108.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   80.0
240-01     801060500   KLINE BRENDA M                  35,947.05   09/11/98   08/11/28   357.30   10/11/98   11/11/98   80.0
240-01     801061920   FRAPPIER CRAIG A                26,859.78   09/19/98   08/19/18   237.57   10/19/98   11/19/98   79.7
240-01     801061961   FIELDS BRENT                    34,983.79   10/01/98   09/01/13   178.00   10/01/98   11/01/98   80.6
240-01     801062571   MPAMAUGO JOSEPH                 26,863.25   09/26/98   08/26/08   117.80   09/26/98   10/26/98   89.9
240-01     801063108   BROWN LAURIE K                  58,000.00   11/23/98   10/23/28   359.70   10/23/98   11/23/98   69.8
240-01     801063900   SHARMA ANOOP K                  51,650.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   85.0
240-01     801063926   RAY BOBBIE E                    26,897.39   11/01/98   10/01/13   179.00   11/01/98   12/01/98   66.4
240-01     801064114   MCCANN BRENDAN J                61,995.24   10/11/98   09/11/18   238.32   10/11/98   11/11/98   85.0
240-01     801064312   THOMAS DANIEL L                 16,219.86   10/10/98   09/10/13   178.29   10/10/98   11/10/98   84.3
240-01     801064825   LOVE SAMPSON                    28,000.00   11/23/98   10/23/13   179.70   10/23/98   11/23/98   80.0
240-01     801065574   STAVES SUSAN H                  29,767.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   90.0
240-01     801066267   DELLARATTA GLORIA               44,900.00   11/26/98   10/26/13   179.80   10/26/98   11/26/98   79.8
240-01     801066374   RAY JANICE                      59,500.00   11/13/98   10/13/28   359.38   10/13/98   11/13/98   85.0
240-01     801066622   MASOTTI RICHARD J               27,159.31   10/16/98   09/16/13   178.49   10/16/98   11/16/98   85.9
240-01     801067117   HENRY KENNETH L                 63,200.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   80.0
240-01     801067240   MCGUIRE MARK J                  52,500.00   11/28/98   10/28/13   179.87   10/28/98   11/28/98   68.6
240-01     801068255   WHITE ANITRA                   105,000.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   75.0
240-01     801068891   GALLEGOS STEPHEN                30,930.32   10/01/98   09/01/13   178.00   11/01/98   12/01/98   80.0
240-01     801069485   MENDOZA JUANITA                 21,406.11   09/27/98   08/27/13   177.83   10/27/98   11/27/98   90.0
240-01     801069691   THOMAS MICHAEL E                67,291.59   11/05/98   10/05/18   239.11   11/05/98   12/05/98   90.0
240-01     801070020   HOLTZ JOHN JR                   29,750.00   11/20/98   10/20/18   239.61   10/20/98   11/20/98   85.0
240-01     801072596   GOING KATHLEEN E                44,083.64   09/01/98   08/01/13   177.00   10/01/98   11/01/98   82.0

                                                     Current       Scheduled
                                                     Mortgage       Payment
Pool ID   Account      Name                            Rate       Int & Prin
-----------------------------------------------------------------------------
240-01     801016585   CICERON PIERRE J               13.900           272.29
240-01     801017021   NASH WILLIAM H                 12.650         1,362.66
240-01     801017922   RYAN THOMAS                    11.350         1,240.93
240-01     801019621   GOTTLIEB GLORIA D              12.500           405.56
240-01     801019811   WALLACE SUSAN K                10.050           347.55
240-01     801020587   REINAGA DANIEL                 12.400           379.38
240-01     801020785   NOWAK ELIZABETH A               9.150           644.62
240-01     801022674   HASHASH NASSER D               11.900           671.26
240-01     801023268   CARRANO TORI                   11.100           186.29
240-01     801024860   CREECH TIMOTHY C.              13.050           517.07
240-01     801025701   FREESTONE MORRIS J             10.350           144.12
240-01     801025883   AHERN ROBERT                   10.300           295.12
240-01     801026840   MORLEY JAMES A                 12.350           535.58
240-01     801026915   GEANOPULOS NICHOLAS C           8.850         5,278.33
240-01     801027905   CHERY ALLEN W JR               12.500           324.45
240-01     801029786   KORBITZ WENDY D                12.400           211.90
240-01     801030032   KEPPEL PAUL G                  10.650           557.36
240-01     801031618   GLASKO ANDREW P                12.400           421.16
240-01     801032855   WILLIAMS SHERITA T              9.900           306.39
240-01     801035742   MCCLAIN ROBERT L               11.500           444.17
240-01     801038183   HEGEDUS EDINA                  12.250           150.07
240-01     801038241   WILLIAMS ALBERT D              11.350           614.10
240-01     801038936   SANGUANCHEU NITAYA             11.000           510.90
240-01     801043423   KUBICKY KATHLEEN A             12.800           260.54
240-01     801044223   KING KENNETH K                  7.500           738.37
240-01     801045147   DUNLEAVY JOHN J                10.750         1,485.26
240-01     801045642   FLAQUER CARMEN N               12.200           281.89
240-01     801045840   BROWN DARRELL                  10.600         1,186.82
240-01     801046087   LAWRENCE KRISTEN RUTH          11.200           409.24
240-01     801046285   WHITZEL ADAM R                 11.000           284.15
240-01     801047598   ROBINSON ROBERT M               8.650           526.40
240-01     801048570   MATEO JULIA                    10.750           730.92
240-01     801048877   DIJULIO JOSEPH L               11.650           222.89
240-01     801050485   VILLARIN GILBERT               14.250           269.72
240-01     801052127   STOVALL DARREN                 10.600           333.48
240-01     801052259   PETERSON ARTHUR H              12.250           490.78
240-01     801056201   LESTER BETTY J                 13.500         1,931.80
240-01     801056318   SANSONE DOMINICK               13.100           156.43
240-01     801057928   OHARA TERRY LEE                10.950           260.70
240-01     801060146   DUBE SEBRINA FANCHON           12.100           170.23
240-01     801060500   KLINE BRENDA M                 12.850           394.02
240-01     801061920   FRAPPIER CRAIG A               13.900           332.56
240-01     801061961   FIELDS BRENT                   11.150           401.11
240-01     801062571   MPAMAUGO JOSEPH                11.700           382.70
240-01     801063108   BROWN LAURIE K                 10.250           519.74
240-01     801063900   SHARMA ANOOP K                 11.000           491.87
240-01     801063926   RAY BOBBIE E                   11.600           317.13
240-01     801064114   MCCANN BRENDAN J               13.000           726.97
240-01     801064312   THOMAS DANIEL L                12.800           203.47
240-01     801064825   LOVE SAMPSON                   10.250           305.19
240-01     801065574   STAVES SUSAN H                 10.900           281.24
240-01     801066267   DELLARATTA GLORIA              11.150           514.57
240-01     801066374   RAY JANICE                     12.250           623.50
240-01     801066622   MASOTTI RICHARD J              11.500           269.04
240-01     801067117   HENRY KENNETH L                 9.850           673.36
240-01     801067240   MCGUIRE MARK J                 10.450           478.28
240-01     801068255   WHITE ANITRA                   13.950         1,301.89
240-01     801068891   GALLEGOS STEPHEN               14.250           373.45
240-01     801069485   MENDOZA JUANITA                11.000           244.37
240-01     801069691   THOMAS MICHAEL E               10.400           669.38
240-01     801070020   HOLTZ JOHN JR                  11.500           317.26
240-01     801072596   GOING KATHLEEN E               11.250           510.26

ALLIANCE FUNDING                                                PAGE 3  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                      SALE SCHEDULE - GROUP 1, SUB-POOL II
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                               Principal
                                                                                                      Zip     Balance at
Pool ID   Account      Name                        Address                      City          State   Code    Origination
---------------------------------------------------------------------------------------------------------------------------
240-01     801073149   COSMO GARY DI               866 LAKE AVENUE              CLARK         NJ      07066       55,000.00
240-01     801073214   BONO FRANCESCO P            51 PASSAIC AVENUE            NUTLEY        NJ      07110      147,000.00
240-01     801073933   ALBRIGHT PEN LINDA K        441 WEST CORONA ROAD         TUCSON        AZ      85706       59,200.00
240-01     801074501   CORREIA MANUEL              39 OVERLOOK STREET           WEST HAVEN    CT      06516       23,200.00
240-01     801075102   CHEERY VICKI                58 HOMESTEAD PARK            NEWARK        NJ      07108       22,000.00
240-01     801075417   SPENCER EUNICE              263 VAAL AVE                 MEMPHIS       TN      38109       28,400.00
240-01     801075920   LONDON JAMES ANTHONY        9308 SOUTHWEST 89TH PLACE    GAINESVILLE   FL      32608       39,200.00
240-01     801076548   CZAPLICKI STEVEN K          77-18 LITTLE NECK PARKWAY    FLORAL PARK   NY      11004      200,000.00
240-01     801076852   HECHT GARY                  64 CLINTON AVENUE            SOUTH NYACK   NY      10960       40,000.00
240-01     801076951   BUTLER CARL L               25180 S 191ST STREET         QUEEN CREEK   AZ      85242       21,601.00
240-01     801077827   LITZ ROBERT A               62 HARDWICK DRIVE            TRENTON       NJ      08638       25,000.00
240-01     801077876   PRAISS DAVID W              1395 HIDDEN OAKS DRIVE       WEDGEFIELD    SC      29168       49,200.00
240-01     801078114   RUSKE ROBIN                 1325 EAST TREASURE COVE DR   GILBERT       AZ      85234       36,880.00
240-01     801078403   LAURIE JUDITH               14417 BOYETTE BALM ROAD      BALM          FL      33503      117,291.00
240-01     801079567   SAYAH DANIEL EUGENE         2041 POCO FARM ROAD          WILLIAMSPOR   PA      17701       99,450.00
240-01     801079682   PAPENFUSE RALPH L           2330 MAPLE #301              FT MYERS      FL      33901       12,200.00
240-01     801079716   BEY IBRAHIM MARDAM          6207 VERNE ST                BETHESDA      MD      20817      180,000.00
240-01     801079831   GREEN MICHAEL H             7946 KATHLEEN ROAD           LAKELAND      FL      33810       31,000.00
240-01     801080714   MEACHAM TRAVIS J            9912-9914 112TH STREET SW    LAKEWOOD      WA      98498       24,900.00
240-01     801081084   PAPENFUSE RALPH L           2340 MAPLE  404              FORT MYERS    FL      33901       12,200.00
240-01     801081407   ISOM SUSAN L                3821 EAST MONTE CRISTO AVE   PHOENIX       AZ      85032       16,800.00
240-01     801081597   FLYNN THOMAS E              33 EAST POPLAR STREET        FLORAL PARK   NY      11001       85,000.00
240-01     801081993   CARNAHAN KEVIN L            143 NORTH DAVIS STREET       OTTUMWA       IA      52501       34,400.00
240-01     801082066   DAVIS GEORGE H              50 CARRERA STREET            ST AUGUSTIN   FL      32084      225,000.00
240-01     801082108   KAUFENBERG THOMAS P         2589 BELMONT LANE            ST PAUL       MN      55109       28,870.00
240-01     801082314   CLARK ROBERT A              12 PARK LANE WEST            NEW MILFORD   CT      06776       16,700.00
240-01     801083312   CAMPBELL ROBERT WENDEL      4131 CAMPBELL ROAD           LITHONIA      GA      30058       22,000.00
240-01     801084054   JUNG DANIEL HAN             25 WILLIS AVENUE             CRESSKILL     NJ      07626      126,000.00
240-01     801084328   TIRINO PATRICK              77 RUSHMORE STREET           HUNTINGTON    NY      11746       28,000.00
240-01     801084559   COCHRANE GERALD T           996 CAPSTAN DRIVE            FORKED  RIV   NJ      08731       51,700.00
240-01     801085069   KESSLER CARL E              5119 GRINGO DRIVE            INDIANAPOLI   IN      46237       22,996.00
240-01     801085911   ZIMPRICH THOMAS S           21775 TODD AVENUE            YORBA LINDA   CA      92887       28,000.00
240-01     801086786   MARINO DOMINICK             3 BLYTHEWOOD COURT           NORTH BRUNS   NJ      08902       86,700.00
240-01     801087685   KIRKENDALL JACK J           16313 ROAN COURT             PARKER        CO      80134       29,750.00
240-01     801087990   KAHN LYNDA A                128 EAST TRUMAN AVENUE       SALT LAKE C   UT      84115       11,000.00
240-01     801088147   DAWSON JOHN J               7 SEASIDE AVENUE             EAST PATCHO   NY      11772       87,500.00
240-01     801088469   BEACOM RICHARD H            6345 SOUTHWEST 160TH STREE   DUNNELLON     FL      34432       20,850.00
240-01     801088485   CAMPO JANNETTE D            2222 MARCONI STREET          TAMPA         FL      33605       40,000.00
240-01     801088824   WASHBURN ANTHONY            310 EAST 800 SOUTH           SALT LAKE C   UT      84111       18,000.00
240-01     801089384   KORFIATIS PETER M           1616 41ST AVENUE EAST 303    SEATTLE       WA      98112       13,000.00
240-01     801089889   LYNAM THOMAS A              208 NORTH PENN STREET        WEST CHESTE   PA      19380       44,294.00
240-01     801089947   TUTTLE CHARLES O            122 MCBOW DRIVE              ROWESVILLE    SC      29133       65,450.00
240-01     801090648   HENNEMAN ERIC W             2632 LAKESIDE CIRCLE         PALM HARBOR   FL      34684       28,857.00
240-01     801090747   MCELYA DORRIS JEANNE        435 NORTH MAIN STREET        OBERLIN       OH      44074      125,000.00
240-01     801090911   REYES SEGUNDO               314 MARION OAKS COURSE       OCALA         FL      34473       22,500.00
240-01     801090929   OWENS DARREL W              83 HENRY BERRY ROAD          PEMBROKE      NC      28372       41,850.00
240-01     801091760   JOHNSON KENNETH D           RT 1 BOX 332                 LAKE CITY     FL      32055       25,925.00
240-01     801091927   KASSIN ESTHER               5 SURREY LANE                OCEAN         NJ      07712       60,000.00
240-01     801092420   GREENBERG RICHARD           1397 CHALKSTONE AVENUE       PROVIDENCE    RI      02909       29,700.00
240-01     801092545   ARNOLD GOOMATHE             9055 178TH STREET            JAMAICA       NY      11432       46,500.00
240-01     801092669   TRAVIESO VIOLETA E          117 INDIANA AVE              PROVIDENCE    RI      02905       80,325.00
240-01     801092909   HANDWERK J DAVID            722 W 39TH STREET            SAN PEDRO     CA      90731       29,900.00
240-01     801093162   MALONE JIM                  308 GARNSEY AVE              BAKERSFIELD   CA      93309       74,650.00
240-01     801093592   JOHNSON DONALD RAY          5403 HENDERSON WAY           CAMP SPRING   MD      20746      113,382.00
240-01     801093717   KEVER JAMES W               4203 FLORENCE AVENUE         TALLAHASSEE   FL      32311       50,250.00
240-01     801094640   LEITH ROBERT W              102-104 EAST HOLLIS STREET   NASHUA        NH      03060      125,000.00
240-01     801095563   MERRITT JOHN R              1404 SOUTHEAST 21ST STREET   CAPE CORAL    FL      33990       26,000.00
240-01     801095589   MORALES FELIPE              109 SADDLEBACK ROAD          CRESCENT      FL      32112       28,700.00
240-01     801096462   ASSOCIATES L FARMINGTON A   270 274 276 278 FARMINGTON   HARTFORD      CT      06103      315,000.00
240-01     801096561   BAKER KATHY L               2137 NORTH MAIN STREET       FUQUAY-VARI   NC      27526       72,000.00
240-01     801097023   KOESTER DIANA L             197 HOOVER AVENUE            LOUISVILLE    CO      80027       39,250.00
240-01     801097197   LEAVITT MARIE J             685 EAST 200 NORTH           SPRINGVILLE   UT      84663       60,571.00

                                                     Cut-off Date   First                                              Original
                                                       Principal   Payment    Maturity   Rem      Paid thru    Date      LTV
Pool ID   Account      Name                             Balance     Date        Date     Term        Date      Due      Ratio
-------------------------------------------------------------------------------------------------------------------------------
240-01     801073149   COSMO GARY DI                   54,960.59   09/26/98   08/26/13   177.80   10/26/98   11/26/98   61.7
240-01     801073214   BONO FRANCESCO P               147,000.00   12/01/98   11/01/23   300.00   11/01/98   12/01/98   70.0
240-01     801073933   ALBRIGHT PEN LINDA K            59,200.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   80.0
240-01     801074501   CORREIA MANUEL                  23,181.40   10/21/98   09/21/13   178.65   10/21/98   11/21/98   84.1
240-01     801075102   CHEERY VICKI                    21,905.14   10/28/98   09/28/13   178.88   10/28/98   11/28/98   75.1
240-01     801075417   SPENCER EUNICE                  28,400.00   11/13/98   10/13/28   359.38   10/13/98   11/13/98   80.0
240-01     801075920   LONDON JAMES ANTHONY            39,200.00   11/13/98   10/13/13   179.38   10/13/98   11/13/98   70.0
240-01     801076548   CZAPLICKI STEVEN K             200,000.00   11/02/98   10/02/28   359.01   10/02/98   11/02/98   71.4
240-01     801076852   HECHT GARY                      40,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   41.4
240-01     801076951   BUTLER CARL L                   21,601.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   84.8
240-01     801077827   LITZ ROBERT A                   24,824.88   08/16/98   07/16/13   176.45   10/16/98   11/16/98   86.2
240-01     801077876   PRAISS DAVID W                  49,200.00   11/06/98   10/06/23   299.15   10/06/98   11/06/98   80.0
240-01     801078114   RUSKE ROBIN                     36,663.53   11/01/98   10/01/13   179.00   11/01/98   12/01/98   84.8
240-01     801078403   LAURIE JUDITH                  117,291.00   11/20/98   10/20/28   359.61   10/20/98   11/20/98   90.0
240-01     801079567   SAYAH DANIEL EUGENE             99,310.30   10/03/98   09/03/13   178.06   10/03/98   11/03/98   85.0
240-01     801079682   PAPENFUSE RALPH L               12,200.00   11/20/98   10/20/13   179.61   10/20/98   11/20/98   69.7
240-01     801079716   BEY IBRAHIM MARDAM             180,000.00   11/13/98   10/13/13   179.38   10/13/98   11/13/98   81.8
240-01     801079831   GREEN MICHAEL H                 31,000.00   11/09/98   10/09/13   179.24   10/09/98   11/09/98   79.4
240-01     801080714   MEACHAM TRAVIS J                24,900.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   89.6
240-01     801081084   PAPENFUSE RALPH L               12,200.00   11/09/98   10/09/13   179.24   10/09/98   11/09/98   69.7
240-01     801081407   ISOM SUSAN L                    16,800.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   81.4
240-01     801081597   FLYNN THOMAS E                  85,000.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   68.6
240-01     801081993   CARNAHAN KEVIN L                34,400.00   10/15/98   09/15/13   178.45   10/15/98   11/15/98   80.0
240-01     801082066   DAVIS GEORGE H                 225,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   77.3
240-01     801082108   KAUFENBERG THOMAS P             28,758.50   11/01/98   10/01/13   179.00   11/01/98   12/01/98   89.9
240-01     801082314   CLARK ROBERT A                  16,633.23   11/01/98   10/01/13   179.00   11/01/98   12/01/98   89.9
240-01     801083312   CAMPBELL ROBERT WENDEL          22,000.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   80.1
240-01     801084054   JUNG DANIEL HAN                126,000.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   79.9
240-01     801084328   TIRINO PATRICK                  28,000.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   84.1
240-01     801084559   COCHRANE GERALD T               51,682.73   10/01/98   09/01/13   178.00   10/01/98   11/01/98   89.8
240-01     801085069   KESSLER CARL E                  22,956.02   11/01/98   10/01/18   239.00   11/01/98   12/01/98   89.3
240-01     801085911   ZIMPRICH THOMAS S               28,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   84.3
240-01     801086786   MARINO DOMINICK                 86,700.00   11/13/98   10/13/13   179.38   10/13/98   11/13/98   85.9
240-01     801087685   KIRKENDALL JACK J               29,740.07   09/01/98   08/01/13   177.00   10/01/98   11/01/98   85.1
240-01     801087990   KAHN LYNDA A                    11,000.00   10/22/98   09/22/13   178.68   09/22/98   10/22/98   88.9
240-01     801088147   DAWSON JOHN J                   87,500.00   11/07/98   10/07/18   239.18   10/07/98   11/07/98   60.7
240-01     801088469   BEACOM RICHARD H                20,850.00   11/26/98   10/26/13   179.80   10/26/98   11/26/98   75.0
240-01     801088485   CAMPO JANNETTE D                40,000.00   10/26/98   09/26/28   358.82   09/26/98   10/26/98   80.0
240-01     801088824   WASHBURN ANTHONY                17,969.02   11/01/98   10/01/13   179.00   11/01/98   12/01/98   88.2
240-01     801089384   KORFIATIS PETER M               13,000.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   79.5
240-01     801089889   LYNAM THOMAS A                  44,294.00   11/13/98   10/13/18   239.38   10/13/98   11/13/98   89.9
240-01     801089947   TUTTLE CHARLES O                65,450.00   12/02/98   11/02/28   360.03   11/02/98   12/02/98   85.0
240-01     801090648   HENNEMAN ERIC W                 28,857.00   11/02/98   10/02/08   119.01   10/02/98   11/02/98   80.0
240-01     801090747   MCELYA DORRIS JEANNE           125,000.00   11/23/98   10/23/13   179.70   10/23/98   11/23/98   75.7
240-01     801090911   REYES SEGUNDO                   22,500.00   11/20/98   10/20/18   239.61   10/20/98   11/20/98   80.0
240-01     801090929   OWENS DARREL W                  41,850.00   11/08/98   10/08/23   299.21   10/08/98   11/08/98   90.0
240-01     801091760   JOHNSON KENNETH D               25,925.00   11/02/98   10/02/18   239.01   10/02/98   11/02/98   85.0
240-01     801091927   KASSIN ESTHER                   60,000.00   10/01/98   09/01/13   178.00   10/01/98   11/01/98   83.6
240-01     801092420   GREENBERG RICHARD               29,700.00   11/07/98   10/07/18   239.18   10/07/98   11/07/98   74.2
240-01     801092545   ARNOLD GOOMATHE                 46,486.40   10/14/98   09/14/13   178.42   10/14/98   11/14/98   84.9
240-01     801092669   TRAVIESO VIOLETA E              80,325.00   11/07/98   10/07/13   179.18   10/07/98   11/07/98   85.0
240-01     801092909   HANDWERK J DAVID                29,900.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   79.9
240-01     801093162   MALONE JIM                      74,650.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   84.7
240-01     801093592   JOHNSON DONALD RAY             113,382.00   11/05/98   10/05/28   359.11   10/05/98   11/05/98   80.9
240-01     801093717   KEVER JAMES W                   50,250.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   75.0
240-01     801094640   LEITH ROBERT W                 125,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   70.6
240-01     801095563   MERRITT JOHN R                  26,000.00   11/13/98   10/13/13   179.38   10/13/98   11/13/98   68.3
240-01     801095589   MORALES FELIPE                  28,700.00   11/06/98   10/06/13   179.15   10/06/98   11/06/98   70.0
240-01     801096462   ASSOCIATES L FARMINGTON A      315,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   60.0
240-01     801096561   BAKER KATHY L                   72,000.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   67.2
240-01     801097023   KOESTER DIANA L                 39,250.00   10/01/98   09/01/13   178.00   10/01/98   11/01/98   85.0
240-01     801097197   LEAVITT MARIE J                 60,321.05   10/25/98   09/25/13   178.78   10/25/98   11/25/98   88.0

                                                     Current       Scheduled
                                                     Mortgage       Payment
Pool ID   Account      Name                            Rate       Int & Prin
-----------------------------------------------------------------------------
240-01     801073149   COSMO GARY DI                  11.000           523.78
240-01     801073214   BONO FRANCESCO P               12.850         1,641.34
240-01     801073933   ALBRIGHT PEN LINDA K           12.600           733.51
240-01     801074501   CORREIA MANUEL                 11.750           274.72
240-01     801075102   CHEERY VICKI                   11.900           262.62
240-01     801075417   SPENCER EUNICE                 12.850           310.83
240-01     801075920   LONDON JAMES ANTHONY           13.850           518.10
240-01     801076548   CZAPLICKI STEVEN K              7.750         1,432.82
240-01     801076852   HECHT GARY                     10.100           432.29
240-01     801076951   BUTLER CARL L                  11.500           252.34
240-01     801077827   LITZ ROBERT A                  10.450           275.58
240-01     801077876   PRAISS DAVID W                 10.750           473.35
240-01     801078114   RUSKE ROBIN                    10.450           406.53
240-01     801078403   LAURIE JUDITH                  11.150         1,130.30
240-01     801079567   SAYAH DANIEL EUGENE             8.400           757.65
240-01     801079682   PAPENFUSE RALPH L               9.000           123.74
240-01     801079716   BEY IBRAHIM MARDAM              9.800         1,912.33
240-01     801079831   GREEN MICHAEL H                11.400           360.17
240-01     801080714   MEACHAM TRAVIS J               10.650           277.56
240-01     801081084   PAPENFUSE RALPH L               9.000           123.74
240-01     801081407   ISOM SUSAN L                    9.000           170.40
240-01     801081597   FLYNN THOMAS E                 10.100           918.62
240-01     801081993   CARNAHAN KEVIN L               13.750           400.80
240-01     801082066   DAVIS GEORGE H                 12.250         2,357.77
240-01     801082108   KAUFENBERG THOMAS P            10.500           319.13
240-01     801082314   CLARK ROBERT A                 11.200           161.57
240-01     801083312   CAMPBELL ROBERT WENDEL         11.600           258.40
240-01     801084054   JUNG DANIEL HAN                13.600         1,644.27
240-01     801084328   TIRINO PATRICK                 11.550           327.98
240-01     801084559   COCHRANE GERALD T              11.300           504.11
240-01     801085069   KESSLER CARL E                  9.750           218.12
240-01     801085911   ZIMPRICH THOMAS S              11.600           328.88
240-01     801086786   MARINO DOMINICK                10.100           936.99
240-01     801087685   KIRKENDALL JACK J              11.300           290.08
240-01     801087990   KAHN LYNDA A                   11.200           106.42
240-01     801088147   DAWSON JOHN J                  11.000           903.16
240-01     801088469   BEACOM RICHARD H               11.750           246.89
240-01     801088485   CAMPO JANNETTE D               13.400           455.02
240-01     801088824   WASHBURN ANTHONY               11.700           181.00
240-01     801089384   KORFIATIS PETER M              11.150           148.99
240-01     801089889   LYNAM THOMAS A                 10.400           439.25
240-01     801089947   TUTTLE CHARLES O               12.250           685.85
240-01     801090648   HENNEMAN ERIC W                11.600           407.37
240-01     801090747   MCELYA DORRIS JEANNE            7.900           908.51
240-01     801090911   REYES SEGUNDO                  11.350           237.63
240-01     801090929   OWENS DARREL W                 11.400           422.34
240-01     801091760   JOHNSON KENNETH D              11.500           276.47
240-01     801091927   KASSIN ESTHER                  12.400           635.71
240-01     801092420   GREENBERG RICHARD              13.500           358.60
240-01     801092545   ARNOLD GOOMATHE                11.900           474.73
240-01     801092669   TRAVIESO VIOLETA E             11.000           764.95
240-01     801092909   HANDWERK J DAVID                9.150           305.94
240-01     801093162   MALONE JIM                     12.100           900.73
240-01     801093592   JOHNSON DONALD RAY              7.500           792.78
240-01     801093717   KEVER JAMES W                  10.500           501.69
240-01     801094640   LEITH ROBERT W                 11.100         1,428.61
240-01     801095563   MERRITT JOHN R                 11.950           266.44
240-01     801095589   MORALES FELIPE                 14.100           384.14
240-01     801096462   ASSOCIATES L FARMINGTON A      13.100         4,006.26
240-01     801096561   BAKER KATHY L                   7.650           586.65
240-01     801097023   KOESTER DIANA L                11.900           400.71
240-01     801097197   LEAVITT MARIE J                11.300           699.90

ALLIANCE FUNDING                                                PAGE 4  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                      SALE SCHEDULE - GROUP 1, SUB-POOL II
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                               Principal
                                                                                                      Zip     Balance at
Pool ID   Account      Name                        Address                      City          State   Code    Origination
---------------------------------------------------------------------------------------------------------------------------
240-01     801097270   EDGIN ROBERT F              4669 BARNES ROAD             COLORADO SP   CO      80917       11,000.00
240-01     801097718   DITRIO RICHARD J            101 BRADLEY ROAD             SCARSDALE     NY      10583      337,500.00
240-01     801099029   WALSH MICHAEL E             1130 GATEWAY LANE            WEST CHESTE   PA      19380       73,250.00
240-01     801099292   GATON MARITZA               18-62 STARR STREET           RIDGEWOOD     NY      11385       39,500.00
240-01     801099334   MCDADE R THOMAS             46902 PFEIFFER RIDGE ROAD    BIG SUR       CA      93920      124,000.00
240-01     801099367   FODALE BLANCA               95 63 111TH STREET           RICHMOND HI   NY      11419      178,500.00
240-01     801099524   ALVAREZ JESSE N             11410 AMHURST DRIVE          SAN ANTONIO   TX      78213       92,000.00
240-01     801099730   PITTS CLARENCE JR           2070 RAYMOND AVE             SIGNAL HILL   CA      90806       33,250.00
240-01     801099870   OLADUNMOYE ROSELINE         350 BERGEN STREET            BROOKLYN      NY      11217      258,880.00
240-01     801100264   FINEFROCK FRANCES L         14 FAIRVIEW AVENUE           LEOLA         PA      17540       18,000.00
240-01     801100397   KOEPKE TIMOTHY A            3920 GRAND COUNTY ROAD 8     FRASER        CO      80442       55,000.00
240-01     801100603   MCNULTY MARY L              15233 SOUTH 15TH AVENUE      PHOENIX       AZ      85045       14,668.00
240-01     801101015   JOHNSTON WILLIAM J          777 HARTZELL SCHOOL ROAD     NEW BRIGHT    PA      15066       84,000.00
240-01     801101288   JOHNSON CARL W              1930 CURLING AVENUE          NAPLES        FL      34109       18,500.00
240-01     801101692   DRAYTON JULIA D             6234 PINEWOOD VLLGE CIR  E   LAKELAND      FL      33811       28,000.00
240-01     801101890   WHITE KEITH L               RD 3 BOX 112BB               MILTON        DE      19968       26,908.00
240-01     801102039   HEFFERAN DONALD A           703 HARMONY FISHER AVENUE    ELLWOOD CIT   PA      16117       22,790.00
240-01     801102328   MERCINCAVAGE ROBERT A       516 BRECK STREET             SCRANTON      PA      18505       52,500.00
240-01     801102393   MONTANEZ DOMINGA            314-53RD STREET              LINDENHURST   NY      11757       26,300.00
240-01     801103094   IVESTER DORIS               243 TROUT LANE               COMMERCE      GA      30529       60,789.00
240-01     801103698   STEMPIEN BRIAN J            401 TWENTIETH ST             JACKSON       MI      49203       30,000.00
240-01     801103714   ABRAHAMS RANDOLPH           3234 WICKHAM AVENUE          BRONX         NY      10469       43,800.00
240-01     801103805   GANG NICHOLAS E             362 HOWER AVENUE NE          NORTH CANTO   OH      44720       92,000.00
240-01     801104225   TATE ROBERT D               15533 EAST SUNFLOWER TRAIL   ORLANDO       FL      32828       30,000.00
240-01     801104480   PARENTI RALPH               76 MONTGOMERY STREET         MIDDLETOWN    NY      10940       90,000.00
240-01     801104852   VICKERS EDWARD R            628 BLACKBIRD GREENSPRING    SMYRNA        DE      19977       22,000.00
240-01     801106295   NEWKIRK DAWN GORRES         226 SIERRA DRIVE             WILMINGTON    NC      28409      124,740.00
240-01     801106378   FLESHMAN DENNIS             102-104 POWHATTAN STREET     PUTNAM        CT      06260       30,500.00
240-01     801106543   GUY LINDA COSTANZO          327 MARTIN DRIVE             APTOS         CA      95003       30,000.00
240-01     801106683   URBAN STEVE S               19037 SYLVAN STREET          RESEDA        CA      91335       22,030.00
240-01     801106774   COLLINS LENYCA              310 NORTH EASTERN            INDIANAPOLI   IN      46201       56,100.00
240-01     801107061   DRAKE ROBERT H              4726 EAST PARADISE LANE      PHOENIX       AZ      85032       35,320.00
240-01     801107145   LEMASTER ROBERT B           6738 31ST STREET SOUTH       ST PETERSBU   FL      33712       18,540.00
240-01     801107525   ISAACS HENRY G              17 TABER ROAD                SHERMAN       CT      06784       39,900.00
240-01     801107780   COLLINS JOE L               3075 OLIVEWOOD PLACE         SAN JOSE      CA      95148       35,000.00
240-01     801107970   MILLER DONALD K             22201 N 91ST AVE             PEORIA        AZ      85382       56,800.00
240-01     801108325   BERCIER KENNETH J           25 EUGENE DRIVE              STROUDSBURG   PA      18360       20,000.00
240-01     801109141   VITAIOLI MARIO              1855 CLEARVIEW STREET        SCRANTON      PA      18508       26,400.00
240-01     801110016   KULHAN SONIA M              727 SOUTH MAIN STREET        CHESHIRE      CT      06410       71,200.00
240-01     801110214   TOMLINSON ELIZABETH ANN     3020 EAST FOUNTAIN #308      COLORADO SP   CO      80910       23,000.00
240-01     801110305   MC INTIRE DAVID T           11978 BLACKHAWK CIRCLE       CINCINNATI    OH      45240       63,200.00
240-01     801110628   IAVELO SUSAN M              3358 MARTELL STREET          NEW PORT RI   FL      34655       13,000.00
240-01     801110735   CARLEY RICHARD A            3744 FORT SIMMONS AVENUE     LABELLE       FL      33935       32,000.00
240-01     801111030   CARRION JUAN                35303 SW 180TH AVENUE #329   FLORIDA CIT   FL      33034       30,600.00
240-01     801111238   UNDERWOOD DAVID             600 HARBOR DRIVE BV 938      WEEHAWKEN     NJ      07087      158,950.00
240-01     801112665   MILLIGAN BRIAN D            3515 CORANA WAY              NAPLES        FL      34105       30,000.00
240-01     801113721   CHEERY VICKI                78 MISSION STREET            MONTCLAIR     NJ      07042       90,000.00
240-01     801114265   STROMNESS LYNN DAVID        13127 SOUTH CHARING WAY      RIVERTON      UT      84065       24,000.00
240-01     801114810   CHEN LUNG                   611 WEST PALM DRIVE          ARCADIA       CA      91007       69,000.00
240-01     801115080   DRUSKIN STEPHEN R           24261 JUANENO DRIVE          MISSION VIE   CA      92691       30,000.00
240-01     801115148   RUDY JOHN                   405 ALLEN AVENUE             FRANKLIN SQ   NY      11010      238,000.00
240-01     801115452   BERNICK MICHAEL             5223 5225 5227 NATRONA W     PITTSBURGH    PA      15201       35,000.00
240-01     801116062   CLARKE GREGORY              2660 BRIGGS AVENUE           BRONX         NY      10458       31,950.00
240-01     801116492   OATES DONNA                 18941 HARRY MALLOY ROAD      LAURINBURG    NC      28352       15,000.00
240-01     801116633   KASTNER NORBERT             164 MENTOR DRIVE             NAPLES        FL      34110       54,000.00
240-01     801117094   MCCULLOUGH LOUISIANA        3938 JANE MARIE LANE         DECATUR       GA      30035       30,000.00
240-01     801117474   HURST ROBERT H              1208 MT PITT AVE             MEDFORD       OR      97501       20,000.00
240-01     801117722   WOODBURY BRIZIDA C          638 EAST 600 SOUTH           OREM          UT      84057       15,000.00
240-01     801117789   HARDY RANDY D               6230 LITTLETON DRIVE         UNION CITY    GA      30291       19,500.00
240-01     801117961   MCLENDON MICHAEL S          785 EAST 1100 NORTH          OGDEN         UT      84404       31,250.00
240-01     801119157   STANLEY WARD K              10 LAKEVIEW COURT            WELLSVILLE    PA      17365       74,000.00
240-01     801119207   REGUSTERS LOLITA M          1537 ARGONNE DRIVE           BALTIMORE     MD      21218       65,120.00

                                                     Cut-off Date   First                                              Original
                                                       Principal   Payment    Maturity   Rem      Paid thru    Date      LTV
Pool ID   Account      Name                          Balance        Date        Date     Term        Date      Due      Ratio
-------------------------------------------------------------------------------------------------------------------------------
240-01     801097270   EDGIN ROBERT F                  11,000.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   88.0
240-01     801097718   DITRIO RICHARD J               337,365.58   08/22/98   07/22/13   176.65   09/22/98   10/22/98   75.0
240-01     801099029   WALSH MICHAEL E                 73,100.90   10/02/98   09/02/13   178.03   11/02/98   12/02/98   84.9
240-01     801099292   GATON MARITZA                   39,500.00   10/09/98   09/09/13   178.26   10/09/98   11/09/98   89.9
240-01     801099334   MCDADE R THOMAS                124,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   73.5
240-01     801099367   FODALE BLANCA                  178,500.00   11/20/98   10/20/28   359.61   10/20/98   11/20/98   85.0
240-01     801099524   ALVAREZ JESSE N                 92,000.00   11/01/98   10/01/28   359.00   10/01/98   11/01/98   80.0
240-01     801099730   PITTS CLARENCE JR               33,119.39   11/01/98   10/01/13   179.00   12/01/98   01/01/99   85.0
240-01     801099870   OLADUNMOYE ROSELINE            258,880.00   11/16/98   10/16/13   179.47   10/16/98   11/16/98   80.9
240-01     801100264   FINEFROCK FRANCES L             18,000.00   10/28/98   09/28/08   118.88   09/28/98   10/28/98   83.5
240-01     801100397   KOEPKE TIMOTHY A                55,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   73.1
240-01     801100603   MCNULTY MARY L                  14,668.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   80.0
240-01     801101015   JOHNSTON WILLIAM J              83,956.27   10/18/98   09/18/28   358.55   10/18/98   11/18/98   80.0
240-01     801101288   JOHNSON CARL W                  18,500.00   10/02/98   09/02/13   178.03   10/02/98   11/02/98   79.5
240-01     801101692   DRAYTON JULIA D                 28,000.00   11/14/98   10/14/13   179.41   10/14/98   11/14/98   70.0
240-01     801101890   WHITE KEITH L                   26,908.00   10/21/98   09/21/13   178.65   09/21/98   10/21/98   85.2
240-01     801102039   HEFFERAN DONALD A               22,790.00   11/13/98   10/13/13   179.38   10/13/98   11/13/98   89.9
240-01     801102328   MERCINCAVAGE ROBERT A           52,268.66   11/12/98   10/12/18   239.34   11/12/98   12/12/98   70.0
240-01     801102393   MONTANEZ DOMINGA                26,300.00   11/13/98   10/13/13   179.38   10/13/98   11/13/98   89.9
240-01     801103094   IVESTER DORIS                   60,789.00   11/08/98   10/08/28   359.21   10/08/98   11/08/98   90.0
240-01     801103698   STEMPIEN BRIAN J                30,000.00   11/01/98   10/01/28   359.00   10/01/98   11/01/98   80.0
240-01     801103714   ABRAHAMS RANDOLPH               43,800.00   10/28/98   09/28/13   178.88   10/28/98   11/28/98   78.8
240-01     801103805   GANG NICHOLAS E                 91,895.10   10/24/98   09/24/28   358.75   11/24/98   12/24/98   80.0
240-01     801104225   TATE ROBERT D                   30,000.00   11/02/98   10/02/13   179.01   10/02/98   11/02/98   53.5
240-01     801104480   PARENTI RALPH                   90,000.00   11/15/98   10/15/28   359.44   10/15/98   11/15/98   90.0
240-01     801104852   VICKERS EDWARD R                21,919.08   10/09/98   09/09/13   178.26   10/09/98   11/09/98   83.4
240-01     801106295   NEWKIRK DAWN GORRES            124,740.00   11/07/98   10/07/28   359.18   10/07/98   11/07/98   77.0
240-01     801106378   FLESHMAN DENNIS                 30,500.00   11/08/98   10/08/13   179.21   10/08/98   11/08/98   78.2
240-01     801106543   GUY LINDA COSTANZO              30,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   85.0
240-01     801106683   URBAN STEVE S                   22,030.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   77.8
240-01     801106774   COLLINS LENYCA                  56,091.02   10/25/98   09/25/28   358.78   10/25/98   11/25/98   85.0
240-01     801107061   DRAKE ROBERT H                  35,320.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   84.9
240-01     801107145   LEMASTER ROBERT B               18,540.00   11/19/98   10/19/13   179.57   10/19/98   11/19/98   74.9
240-01     801107525   ISAACS HENRY G                  39,900.00   10/21/98   09/21/18   238.65   10/21/98   11/21/98   80.8
240-01     801107780   COLLINS JOE L                   35,000.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   77.7
240-01     801107970   MILLER DONALD K                 56,800.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   84.7
240-01     801108325   BERCIER KENNETH J               20,000.00   11/28/98   10/28/13   179.87   10/28/98   11/28/98   89.6
240-01     801109141   VITAIOLI MARIO                  26,175.29   10/25/98   09/25/13   178.78   10/25/98   11/25/98   80.0
240-01     801110016   KULHAN SONIA M                  71,175.43   10/01/98   09/01/13   178.00   10/01/98   11/01/98   80.9
240-01     801110214   TOMLINSON ELIZABETH ANN         23,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   74.4
240-01     801110305   MC INTIRE DAVID T               63,200.00   11/02/98   10/02/13   179.01   10/02/98   11/02/98   80.0
240-01     801110628   IAVELO SUSAN M                  13,000.00   11/13/98   10/13/13   179.38   10/13/98   11/13/98   79.9
240-01     801110735   CARLEY RICHARD A                32,000.00   11/23/98   10/23/18   239.70   10/23/98   11/23/98   80.0
240-01     801111030   CARRION JUAN                    30,600.00   11/07/98   10/07/13   179.18   10/07/98   11/07/98   76.5
240-01     801111238   UNDERWOOD DAVID                158,950.00   11/20/98   10/20/28   359.61   10/20/98   11/20/98   85.0
240-01     801112665   MILLIGAN BRIAN D                30,000.00   11/19/98   10/19/13   179.57   10/19/98   11/19/98   79.7
240-01     801113721   CHEERY VICKI                    89,790.71   10/28/98   09/28/28   358.88   10/28/98   11/28/98   69.2
240-01     801114265   STROMNESS LYNN DAVID            24,000.00   10/01/98   09/01/13   178.00   10/01/98   11/01/98   90.0
240-01     801114810   CHEN LUNG                       69,000.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   84.8
240-01     801115080   DRUSKIN STEPHEN R               29,935.02   12/01/98   11/01/18   240.00   01/01/99   02/01/99   74.8
240-01     801115148   RUDY JOHN                      238,000.00   11/20/98   10/20/13   179.61   10/20/98   11/20/98   85.0
240-01     801115452   BERNICK MICHAEL                 35,000.00   11/26/98   10/26/28   359.80   10/26/98   11/26/98   68.6
240-01     801116062   CLARKE GREGORY                  31,950.00   11/14/98   10/14/13   179.41   10/14/98   11/14/98   89.9
240-01     801116492   OATES DONNA                     15,000.00   11/14/98   10/14/08   119.41   10/14/98   11/14/98   80.6
240-01     801116633   KASTNER NORBERT                 54,000.00   11/23/98   10/23/13   179.70   10/23/98   11/23/98   77.4
240-01     801117094   MCCULLOUGH LOUISIANA            30,000.00   10/28/98   09/28/13   178.88   09/28/98   10/28/98   77.1
240-01     801117474   HURST ROBERT H                  20,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   84.3
240-01     801117722   WOODBURY BRIZIDA C              14,594.15   09/01/98   08/01/13   177.00   12/01/98   01/01/99   83.8
240-01     801117789   HARDY RANDY D                   19,500.00   11/20/98   10/20/13   179.61   10/20/98   11/20/98   84.8
240-01     801117961   MCLENDON MICHAEL S              31,250.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   84.7
240-01     801119157   STANLEY WARD K                  74,000.00   11/01/98   10/01/18   239.00   10/01/98   11/01/98   85.9
240-01     801119207   REGUSTERS LOLITA M              65,120.00   11/15/98   10/15/28   359.44   10/15/98   11/15/98   80.0

                                                     Current       Scheduled
                                                     Mortgage       Payment
Pool ID   Account      Name                            Rate       Int & Prin
-----------------------------------------------------------------------------
240-01     801097270   EDGIN ROBERT F                 11.150           126.06
240-01     801097718   DITRIO RICHARD J               10.490         3,084.73
240-01     801099029   WALSH MICHAEL E                11.400           719.81
240-01     801099292   GATON MARITZA                  11.990           473.81
240-01     801099334   MCDADE R THOMAS                10.350         1,120.39
240-01     801099367   FODALE BLANCA                  11.350         1,747.27
240-01     801099524   ALVAREZ JESSE N                 8.500           707.40
240-01     801099730   PITTS CLARENCE JR              12.100           401.20
240-01     801099870   OLADUNMOYE ROSELINE            11.600         2,583.44
240-01     801100264   FINEFROCK FRANCES L            10.450           242.38
240-01     801100397   KOEPKE TIMOTHY A                9.850           586.00
240-01     801100603   MCNULTY MARY L                 11.950           175.57
240-01     801101015   JOHNSTON WILLIAM J              8.150           625.17
240-01     801101288   JOHNSON CARL W                 12.850           232.25
240-01     801101692   DRAYTON JULIA D                14.100           374.77
240-01     801101890   WHITE KEITH L                  10.450           296.61
240-01     801102039   HEFFERAN DONALD A              10.650           254.04
240-01     801102328   MERCINCAVAGE ROBERT A           7.900           435.87
240-01     801102393   MONTANEZ DOMINGA               10.250           235.67
240-01     801103094   IVESTER DORIS                  11.150           585.81
240-01     801103698   STEMPIEN BRIAN J               13.650           347.17
240-01     801103714   ABRAHAMS RANDOLPH              11.300           427.08
240-01     801103805   GANG NICHOLAS E                 8.650           717.20
240-01     801104225   TATE ROBERT D                  10.400           329.76
240-01     801104480   PARENTI RALPH                  10.400           816.54
240-01     801104852   VICKERS EDWARD R               11.950           263.33
240-01     801106295   NEWKIRK DAWN GORRES             8.400           950.32
240-01     801106378   FLESHMAN DENNIS                 9.400           316.65
240-01     801106543   GUY LINDA COSTANZO             11.100           287.97
240-01     801106683   URBAN STEVE S                  11.350           215.64
240-01     801106774   COLLINS LENYCA                 11.250           544.88
240-01     801107061   DRAKE ROBERT H                 12.300           430.74
240-01     801107145   LEMASTER ROBERT B              11.600           185.02
240-01     801107525   ISAACS HENRY G                 12.200           444.91
240-01     801107780   COLLINS JOE L                  10.650           352.97
240-01     801107970   MILLER DONALD K                11.100           649.16
240-01     801108325   BERCIER KENNETH J              10.400           181.45
240-01     801109141   VITAIOLI MARIO                 13.400           341.01
240-01     801110016   KULHAN SONIA M                 11.150           686.14
240-01     801110214   TOMLINSON ELIZABETH ANN        10.600           212.11
240-01     801110305   MC INTIRE DAVID T              10.700           587.59
240-01     801110628   IAVELO SUSAN M                  9.650           136.93
240-01     801110735   CARLEY RICHARD A               12.450           362.44
240-01     801111030   CARRION JUAN                   10.250           333.52
240-01     801111238   UNDERWOOD DAVID                 9.400         1,324.96
240-01     801112665   MILLIGAN BRIAN D               12.600           322.51
240-01     801113721   CHEERY VICKI                   11.300           877.55
240-01     801114265   STROMNESS LYNN DAVID           11.300           234.01
240-01     801114810   CHEN LUNG                      11.400           731.09
240-01     801115080   DRUSKIN STEPHEN R              11.350           316.84
240-01     801115148   RUDY JOHN                       8.250         1,788.01
240-01     801115452   BERNICK MICHAEL                10.850           329.35
240-01     801116062   CLARKE GREGORY                 11.450           315.18
240-01     801116492   OATES DONNA                    12.550           220.00
240-01     801116633   KASTNER NORBERT                 9.850           575.34
240-01     801117094   MCCULLOUGH LOUISIANA           11.700           354.28
240-01     801117474   HURST ROBERT H                 11.100           228.58
240-01     801117722   WOODBURY BRIZIDA C             12.400           183.90
240-01     801117789   HARDY RANDY D                  12.350           238.44
240-01     801117961   MCLENDON MICHAEL S             11.800           316.64
240-01     801119157   STANLEY WARD K                 12.350           832.93
240-01     801119207   REGUSTERS LOLITA M             12.850           712.73

ALLIANCE FUNDING                                                PAGE 5  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                      SALE SCHEDULE - GROUP 1, SUB-POOL II
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                               Principal
                                                                                                      Zip     Balance at
Pool ID   Account      Name                        Address                      City          State   Code    Origination
---------------------------------------------------------------------------------------------------------------------------
240-01     801121013   PICHARDO ISABEL             12 14 GLADSTONE ST           PROVIDENCE    RI      02905       88,200.00
240-01     801121583   BROWN JASON                 1424 HARDSCRABBLE ROAD       COLUMBIA      SC      29223       61,200.00
240-01     801122045   JASIN ROBERT C              4629 JEROME AVENUE           SKOKIE        IL      60676       60,000.00
240-01     801122060   CALDERON THOMAS             182 JEFFERSON STREET         BROOKLYN      NY      11206       17,500.00
240-01     801122417   JONES MARION                45 UTZ DRIVE                 HANOVER       PA      17331      100,400.00
240-01     801123365   COSTAGLIOLA LISA A          115 WOEHRLE AVENUE           STATEN ISLA   NY      10312       45,000.00
240-01     801123621   BANKS GLENDA D              9650 CHATHAM                 DETROIT       MI      48239       71,200.00
240-01     801124017   SMITH LINDA G               755 FAZZINI DRIVE            FROSTPROOF    FL      33843       24,750.00
240-01     801124496   WEST LAURIE C               2596 FENTON STREET           EDGEWATER     CO      80214       42,000.00
240-01     801124769   ATHAN GEORGE S              4587 MALABAR AVENUE          CASTRO VALL   CA      94546       53,000.00
240-01     801125113   AUSTIN ROGER                66 BELL TOWN ROAD            SOUTH GLAST   CT      06073       37,200.00
240-01     801125428   ZITTEL ANDREW A             99 EASTWOOD DRIVE            SAN FRANCIS   CA      94112       75,250.00
240-01     801125485   LEIDHOLM JEFFREY A          615 75TH ST SE #77D          EVERETT       WA      98203       35,000.00
240-01     801125592   BITTING ALLEN J             57-60 HOFFMAN ROAD           DUNCANNON     PA      17020      161,500.00
240-01     801125733   BLASINI LESLIE              2002 SPRING ROAD             CLEVELAND     OH      44109      110,500.00
240-01     801125923   ILARDI SEBASTIAN            522 PAGE AVENUE              LYNDHURST     NJ      07071       63,000.00
240-01     801125980   RINGQUIST ALDEN E           25 SHIPYARD LANE             DUXBURY       MA      02332       55,000.00
240-01     801127176   SIGNORE ANTONI0             6767 COLLINS AVENUE #1510    MIAMI BEACH   FL      33141       39,700.00
240-01     801127507   KIM DOHYUN                  1 IRVING PLACE APT 20-I      NEW YORK      NY      10003       20,000.00
240-01     801127671   HURTON PHILIP M             26 CEDAR STREET EXTENSION    HOPKINTON     MA      01748       69,000.00
240-01     801127895   BERTHOLD WAYNE L            4501 NORTHWEST 43RD PLACE    GAINESVILLE   FL      32606       16,800.00
240-01     801128158   MOORE JANET L               4727 NORTH HWY 41A           MULLINS       SC      29574       16,900.00
240-01     801128430   DESANTIS JOHN J             3700 SUNLAND LANE            ESTERO        FL      33928       15,656.00
240-01     801128505   RIVERA CARLOS H             2 BROOK ROAD                 SALEM         NH      03079       24,650.00
240-01     801128547   JOHNSEN ROBERT M            2207 MAPLE STREET            WANTAGH       NY      11793       41,800.00
240-01     801128554   PEMBERTON KATHRYN L         5012 DAMSON COURT            ORLANDO       FL      32821       30,000.00
240-01     801128786   KAUR MANGALJIT              201 NEWBRIDGE ROAD           HICKSVILLE    NY      11801       24,250.00
240-01     801131061   JEFFCOAT RICO               190 FOREST BROOK DRIVE       ORANGEBURG    SC      29116       62,160.00
240-01     801131475   GUTIERREZ JO ANN            957 SOBO AVENUE              FRANKLIN SQ   NY      11010      184,450.00
240-01     801131962   TATE ROSEMARY               684 CENTRAL SCHOOL ROAD      POMARIA       SC      29126       29,750.00
240-01     801132010   MARQUEZ ANDREW R            2130 SUNNY RIDGE PLACE       FULLERTON     CA      92833       46,772.00
240-01     801132309   KLASS RICHARD S             4 CHERRY STREET              KINGSTON      PA      18704       76,500.00
240-01     801133216   TABET GERALD S              10913 PINO AVENUE NE         ALBUQUERQUE   NM      87122       53,500.00
240-01     801133265   BUBNELL JUDITH A            70 WILSON STREET             BABYLON       NY      11702       31,500.00
240-01     801133331   BYRD RUSSELL                2827 BLOUNT STREET           FORT MYERS    FL      33916       16,300.00
240-01     801133612   PARRY WESLEY H              154 WITMER DRIVE             FOLSOM        CA      95630       20,000.00
240-01     801133653   SHRIER KAREN                2399 PURISIMA CREEK ROAD     HALF MOON B   CA      94019       75,000.00
240-01     801134149   ATKINSON ROBERT             309 N GRAVITY AVENUE         OLYPHANT      PA      18447       35,000.00
240-01     801134271   DEON ALFRED F               25 BAUER DRIVE               COLONIE       NY      12205       65,450.00
240-01     801134321   ARMAND JEAN J               4527 KINGS HIGHWAY           BROOKLYN      NY      11234      243,000.00
240-01     801134453   THOMPSON JAMES R            2027 59TH STREET NORTH       CLEARWATER    FL      33760       24,000.00
240-01     801134560   GORAL THOMAS J              2731-14TH COURT #2C          PALM HARBOR   FL      34684       10,000.00
240-01     801135476   GIANNUZZI GEORGE            5484 WEST CORRAL PLACE       BEVERLY HIL   FL      34465       31,200.00
240-01     801136060   BELL ROBERT L JR            8541 SOUTH AMMONS STREET     LITTLETON     CO      80128      133,000.00
240-01     801136219   BREWER DARRELL L            107 LOCH ARBOR COURT         SANFORD       FL      32771       24,350.00
240-01     801136227   BONNEY DANIEL LANE          5224 54TH AVENUE SOUTH       SEATTLE       WA      98118       70,000.00
240-01     801136367   BAKER BROWN CREOLA S        1614 OLANTA HIGHWAY          SCRANTON      SC      29591       15,000.00
240-01     801136904   HALL LARRY                  105 WOODBRIDGE DRIVE         SUMMERVILLE   SC      29483       15,000.00
240-01     801137472   SMITH PAUL R                30 FRONTIER TRAIL            MANORVILLE    NY      11949      252,000.00
240-01     801137787   GONI WILLIAM                2190 SUNNYSIDE PLACE         SARASOTA      FL      34239       16,005.00
240-01     801138132   MAROON CHRISTINA            111 113 GREEN STREET         BRISTOL       CT      06010       35,000.00
240-01     801138272   BAIR BAIRIE                 825 DUSK DRIVE               LAS VEGAS     NV      89110       35,400.00
240-01     801138793   DYCHES CLAUDE               RT 3 BOX 1212D               SAINT MATTH   SC      29135       30,200.00
240-01     801139007   WILLIAMS SAMUEL             2618 SEA OATS CIRCLE NORTH   LAKELAND      FL      33815       36,750.00
240-01     801139049   CHRISTY PAUL B              LOT 2 AQUETONG ROAD          SOLEBURY      PA      18963       81,750.00
240-01     801139619   MAROON CHRISTINA S          91-95 PARK STREET            BRISTOL       CT      06010       45,000.00
240-01     801140013   MERSEREAU CHARLENE          4243 SOUTHWEST 28TH COURT    GRESHAM       OR      97080       35,600.00
240-01     801140146   JAMES LEROY A               2515 ARBOR STREET            HOUSTON       TX      77004      172,500.00
240-01     801141763   FLORES RAYMOND              813 BRYANT STREET            BRYAN         TX      77802       32,000.00
240-01     801142076   HARPER EVELYN               13326 HARRISON STREET        BROOKSVILLE   FL      34613       44,800.00
240-01     801142092   WORKMAN RANDALL G           10978 SEGOVIA CIRCLE         SANDY         UT      84094       44,943.00
240-01     801142159   SWEEDY EDWARD               704 CLEVELAND AVENUE NORTH   LEHIGH ACRE   FL      33972       70,000.00

                                                     Cut-off Date   First                                              Original
                                                       Principal   Payment    Maturity   Rem      Paid thru    Date      LTV
Pool ID   Account      Name                             Balance     Date        Date     Term        Date      Due      Ratio
-------------------------------------------------------------------------------------------------------------------------------
240-01     801121013   PICHARDO ISABEL                 88,200.00   11/16/98   10/16/13   179.47   10/16/98   11/16/98   90.0
240-01     801121583   BROWN JASON                     61,200.00   11/07/98   10/07/13   179.18   10/07/98   11/07/98   85.0
240-01     801122045   JASIN ROBERT C                  60,000.00   11/14/98   10/14/13   179.41   10/14/98   11/14/98   56.5
240-01     801122060   CALDERON THOMAS                 17,458.06   10/21/98   09/21/13   178.65   10/21/98   11/21/98   70.9
240-01     801122417   JONES MARION                   100,221.80   10/23/98   09/23/28   358.72   10/23/98   11/23/98   80.9
240-01     801123365   COSTAGLIOLA LISA A              44,989.44   10/28/98   09/28/13   178.88   10/28/98   11/28/98   83.0
240-01     801123621   BANKS GLENDA D                  70,874.31   11/01/98   10/01/13   179.00   11/01/98   12/01/98   80.0
240-01     801124017   SMITH LINDA G                   24,750.00   11/16/98   10/16/13   179.47   10/16/98   11/16/98   75.0
240-01     801124496   WEST LAURIE C                   42,000.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   84.9
240-01     801124769   ATHAN GEORGE S                  53,000.00   11/01/98   10/01/18   239.00   10/01/98   11/01/98   82.8
240-01     801125113   AUSTIN ROGER                    37,200.00   11/07/98   10/07/18   239.18   10/07/98   11/07/98   89.9
240-01     801125428   ZITTEL ANDREW A                 75,250.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   79.8
240-01     801125485   LEIDHOLM JEFFREY A              35,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   70.0
240-01     801125592   BITTING ALLEN J                161,500.00   11/08/98   10/08/13   179.21   10/08/98   11/08/98   85.0
240-01     801125733   BLASINI LESLIE                 110,500.00   11/19/98   10/19/28   359.57   10/19/98   11/19/98   85.0
240-01     801125923   ILARDI SEBASTIAN                63,000.00   11/06/98   10/06/13   179.15   10/06/98   11/06/98   84.8
240-01     801125980   RINGQUIST ALDEN E               55,000.00   10/18/98   09/18/13   178.55   10/18/98   11/18/98   74.7
240-01     801127176   SIGNORE ANTONI0                 39,700.00   11/21/98   10/21/13   179.64   10/21/98   11/21/98   75.7
240-01     801127507   KIM DOHYUN                      19,874.64   08/06/98   07/06/13   176.12   10/06/98   11/06/98   62.5
240-01     801127671   HURTON PHILIP M                 69,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   61.5
240-01     801127895   BERTHOLD WAYNE L                16,800.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   79.9
240-01     801128158   MOORE JANET L                   16,900.00   11/16/98   10/16/13   179.47   10/16/98   11/16/98   65.0
240-01     801128430   DESANTIS JOHN J                 15,656.00   11/26/98   10/26/13   179.80   10/26/98   11/26/98   90.0
240-01     801128505   RIVERA CARLOS H                 24,535.36   07/25/98   06/25/18   235.76   10/25/98   11/25/98   85.0
240-01     801128547   JOHNSEN ROBERT M                41,800.00   11/19/98   10/19/13   179.57   10/19/98   11/19/98   74.8
240-01     801128554   PEMBERTON KATHRYN L             30,000.00   11/05/98   10/05/08   119.11   10/05/98   11/05/98   60.8
240-01     801128786   KAUR MANGALJIT                  24,250.00   11/19/98   10/19/18   239.57   10/19/98   11/19/98   80.0
240-01     801131061   JEFFCOAT RICO                   62,160.00   11/09/98   10/09/28   359.24   10/09/98   11/09/98   80.0
240-01     801131475   GUTIERREZ JO ANN               184,450.00   10/18/98   09/18/13   178.55   10/18/98   11/18/98   85.0
240-01     801131962   TATE ROSEMARY                   29,750.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   85.0
240-01     801132010   MARQUEZ ANDREW R                46,772.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   90.0
240-01     801132309   KLASS RICHARD S                 76,224.24   11/02/98   10/02/28   359.01   11/02/98   12/02/98   85.0
240-01     801133216   TABET GERALD S                  53,500.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   85.0
240-01     801133265   BUBNELL JUDITH A                31,500.00   11/01/98   10/01/18   239.00   10/01/98   11/01/98   90.0
240-01     801133331   BYRD RUSSELL                    16,215.12   10/28/98   09/28/13   178.88   10/28/98   11/28/98   77.4
240-01     801133612   PARRY WESLEY H                  20,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   76.7
240-01     801133653   SHRIER KAREN                    75,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   79.3
240-01     801134149   ATKINSON ROBERT                 35,000.00   10/28/98   09/28/13   178.88   09/28/98   10/28/98   40.6
240-01     801134271   DEON ALFRED F                   65,450.00   11/19/98   10/19/13   179.57   10/19/98   11/19/98   85.0
240-01     801134321   ARMAND JEAN J                  243,000.00   11/01/98   10/01/28   359.00   10/01/98   11/01/98   90.0
240-01     801134453   THOMPSON JAMES R                24,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   74.3
240-01     801134560   GORAL THOMAS J                  10,000.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   79.9
240-01     801135476   GIANNUZZI GEORGE                31,094.66   10/21/98   09/21/18   238.65   10/21/98   11/21/98   89.8
240-01     801136060   BELL ROBERT L JR               133,000.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   79.1
240-01     801136219   BREWER DARRELL L                24,350.00   11/01/98   10/01/18   239.00   10/01/98   11/01/98   89.7
240-01     801136227   BONNEY DANIEL LANE              70,000.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   87.0
240-01     801136367   BAKER BROWN CREOLA S            15,000.00   11/23/98   10/23/13   179.70   10/23/98   11/23/98   60.0
240-01     801136904   HALL LARRY                      15,000.00   11/02/98   10/02/13   179.01   10/02/98   11/02/98   89.8
240-01     801137472   SMITH PAUL R                   252,000.00   11/15/98   10/15/28   359.44   10/15/98   11/15/98   80.0
240-01     801137787   GONI WILLIAM                    16,005.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   84.8
240-01     801138132   MAROON CHRISTINA                34,810.63   10/16/98   09/16/13   178.49   10/16/98   11/16/98   79.4
240-01     801138272   BAIR BAIRIE                     35,400.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   69.9
240-01     801138793   DYCHES CLAUDE                   30,200.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   79.9
240-01     801139007   WILLIAMS SAMUEL                 36,750.00   11/12/98   10/12/13   179.34   10/12/98   11/12/98   75.0
240-01     801139049   CHRISTY PAUL B                  81,699.76   08/06/98   07/06/13   176.12   09/06/98   10/06/98   89.9
240-01     801139619   MAROON CHRISTINA S              44,845.64   10/16/98   09/16/13   178.49   10/16/98   11/16/98   88.3
240-01     801140013   MERSEREAU CHARLENE              35,600.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   79.9
240-01     801140146   JAMES LEROY A                  172,500.00   12/01/98   11/01/28   360.00   11/01/98   12/01/98   75.0
240-01     801141763   FLORES RAYMOND                  32,000.00   11/01/98   10/01/28   359.00   10/01/98   11/01/98   80.0
240-01     801142076   HARPER EVELYN                   44,800.00   11/27/98   10/27/13   179.84   10/27/98   11/27/98   80.0
240-01     801142092   WORKMAN RANDALL G               44,943.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   84.5
240-01     801142159   SWEEDY EDWARD                   70,000.00   11/12/98   10/12/18   239.34   10/12/98   11/12/98   65.4

                                                     Current       Scheduled
                                                     Mortgage       Payment
Pool ID   Account      Name                            Rate       Int & Prin
-----------------------------------------------------------------------------
240-01     801121013   PICHARDO ISABEL                10.750           823.33
240-01     801121583   BROWN JASON                    12.800           766.29
240-01     801122045   JASIN ROBERT C                  9.950           524.33
240-01     801122060   CALDERON THOMAS                10.850           197.26
240-01     801122417   JONES MARION                   12.600         1,079.32
240-01     801123365   COSTAGLIOLA LISA A             10.450           409.95
240-01     801123621   BANKS GLENDA D                  8.250           534.90
240-01     801124017   SMITH LINDA G                  12.500           305.05
240-01     801124496   WEST LAURIE C                  12.500           448.25
240-01     801124769   ATHAN GEORGE S                 10.150           516.74
240-01     801125113   AUSTIN ROGER                   10.990           383.72
240-01     801125428   ZITTEL ANDREW A                12.200           785.63
240-01     801125485   LEIDHOLM JEFFREY A              9.650           368.65
240-01     801125592   BITTING ALLEN J                 8.500         1,241.79
240-01     801125733   BLASINI LESLIE                  8.250           830.15
240-01     801125923   ILARDI SEBASTIAN               11.900           752.06
240-01     801125980   RINGQUIST ALDEN E              11.000           523.78
240-01     801127176   SIGNORE ANTONI0                 8.840           398.89
240-01     801127507   KIM DOHYUN                     11.650           235.55
240-01     801127671   HURTON PHILIP M                 8.150           665.39
240-01     801127895   BERTHOLD WAYNE L               12.850           210.91
240-01     801128158   MOORE JANET L                  11.250           194.75
240-01     801128430   DESANTIS JOHN J                10.700           175.01
240-01     801128505   RIVERA CARLOS H                 9.950           237.06
240-01     801128547   JOHNSEN ROBERT M               10.850           471.17
240-01     801128554   PEMBERTON KATHRYN L             9.850           393.96
240-01     801128786   KAUR MANGALJIT                 12.900           282.38
240-01     801131061   JEFFCOAT RICO                  11.000           591.96
240-01     801131475   GUTIERREZ JO ANN               11.900         1,883.09
240-01     801131962   TATE ROSEMARY                  12.300           362.81
240-01     801132010   MARQUEZ ANDREW R               10.700           434.86
240-01     801132309   KLASS RICHARD S                 7.970           559.73
240-01     801133216   TABET GERALD S                 12.900           673.39
240-01     801133265   BUBNELL JUDITH A               11.000           325.14
240-01     801133331   BYRD RUSSELL                   13.400           210.55
240-01     801133612   PARRY WESLEY H                 12.450           245.85
240-01     801133653   SHRIER KAREN                   11.100           719.92
240-01     801134149   ATKINSON ROBERT                10.050           377.19
240-01     801134271   DEON ALFRED F                  12.600           703.60
240-01     801134321   ARMAND JEAN J                  11.450         2,397.14
240-01     801134453   THOMPSON JAMES R               10.850           225.84
240-01     801134560   GORAL THOMAS J                  9.150           102.32
240-01     801135476   GIANNUZZI GEORGE               10.700           315.70
240-01     801136060   BELL ROBERT L JR                7.900         1,104.20
240-01     801136219   BREWER DARRELL L               11.550           260.52
240-01     801136227   BONNEY DANIEL LANE             10.400           694.17
240-01     801136367   BAKER BROWN CREOLA S           10.400           164.88
240-01     801136904   HALL LARRY                     10.650           167.21
240-01     801137472   SMITH PAUL R                    8.150         1,875.50
240-01     801137787   GONI WILLIAM                    9.150           163.76
240-01     801138132   MAROON CHRISTINA               10.650           324.09
240-01     801138272   BAIR BAIRIE                    10.350           388.03
240-01     801138793   DYCHES CLAUDE                  10.100           326.38
240-01     801139007   WILLIAMS SAMUEL                12.500           452.95
240-01     801139049   CHRISTY PAUL B                 11.700           822.06
240-01     801139619   MAROON CHRISTINA S             11.500           445.64
240-01     801140013   MERSEREAU CHARLENE             13.250           400.78
240-01     801140146   JAMES LEROY A                   8.400         1,314.17
240-01     801141763   FLORES RAYMOND                 12.850           350.24
240-01     801142076   HARPER EVELYN                  11.150           513.42
240-01     801142092   WORKMAN RANDALL G              11.900           458.83
240-01     801142159   SWEEDY EDWARD                   8.500           607.48

ALLIANCE FUNDING                                                PAGE 6  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                      SALE SCHEDULE - GROUP 1, SUB-POOL II
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                               Principal
                                                                                                      Zip     Balance at
Pool ID   Account      Name                        Address                      City          State   Code    Origination
---------------------------------------------------------------------------------------------------------------------------
240-01     801142373   JOHANSEN FREDERICK          121 MONTROSE DRIVE           PORT JEFFER   NY      11776       20,500.00
240-01     801142472   LUTHER STEVE MARTIN         533 11TH STREET              PENROSE       CO      81240       23,599.00
240-01     801142696   VENUTO JOHN A               5090 WEST ROCHELLE STREET    HOMOSASSA     FL      34446       40,800.00
240-01     801142902   REAL ESTATE VENTURE DEVEL   426 KEYSTONE AVENUE          BETHLEHEM     PA      18018      180,000.00
240-01     801143124   WEBER KARL E                5830 VENETIAN BLVD NE        ST PETERSBU   FL      33703       11,300.00
240-01     801143892   NAPOLITANI RONALD J         190 GRAND STREET             CROTON ON H   NY      10520       55,000.00
240-01     801144114   STEWART THOMAS C            702 FAIRVIEW ROAD            ASHEVILLE     NC      28803       80,000.00
240-01     801144288   KEKLAK MICHAEL P            236 SECOR AVENUE             EAST STROUD   PA      18301      319,500.00
240-01     801144718   MCCADDEN ETTA S             8136 82ND AVENUE             LARGO         FL      33777       10,000.00
240-01     801145319   SPEECH RODERICK             1444 EAST 72ND PLACE         CHICAGO       IL      60619       22,000.00
240-01     801147208   OLAIVAR FELINA F            2411 EASTRIDGE LOOP          CHULA VISTA   CA      91915       20,500.00
240-01     801147265   CARTHON LAFAYETTE           17606 CHAGRIN BLVD           SHAKER HTS    OH      44120      104,000.00
240-01     801147307   POLLARD-BAIL RITA K         4210 W WESTEND               CHICAGO       IL      60621       61,600.00
240-01     801147612   RODRIGUEZ JUAN J            108-58-45 AVENUE             CORONA        NY      11368      130,000.00
240-01     801148362   SEGUERRA TITO M             5 DIANES COURT               DIX HILLS     NY      11746      135,000.00
240-01     801148750   HUERTA RAMONA               2438 DE VOE TERRACE          BRONX         NY      10468       56,900.00
240-01     801149212   SPADARO EUGENE B            217 DELAWARE AVENUE          SCOTTDALE     PA      15683       47,948.00
240-01     801149394   KHATUN FAHMIDA              159-44 NORMAL ROAD           JAMAICA       NY      11432       20,000.00
240-01     801149741   SCHINSTINE ROY C            18880 NW 53RD COURT RD       ORANGE LAKE   FL      32681       56,800.00
240-01     801149832   BRIGHTMAN LUCY C            6308 CRATHIE LANE            BETHESDA      MD      20816      129,767.00
240-01     801149881   MOORE FREDERICK             1189E JOE ORR RD             CHICAGO HGT   IL      60411      235,200.00
240-01     801149907   TURNER KENNETH ALLEN        1602 MIZPAH CHURCH ROAD      REIDSVILLE    NC      27320       63,000.00
240-01     801150350   BEALE KATHRYN J             48 ORIENTAL STREET           NEWARK        NJ      07104       93,500.00
240-01     801150475   HABLE CYNTHIA L             120 GOLDEN COURT             WOODLAND PK   CO      80863       51,700.00
240-01     801150582   MOHLER BARBARA A            3030 RANDALL BOULEVARD       NAPLES        FL      34120       88,000.00
240-01     801150616   JULIG BEVERLY               76 SOUTH TERRACE PLACE       VALLEY STRE   NY      11580      144,000.00
240-01     801150764   ARNOLD DAWN DAVIS           573 SEMORA ROAD              ROXBORO       NC      27573       20,000.00
240-01     801150855   WADELED NANCY               60 W MAIN STREET             NANTICOKE     PA      18634       18,750.00
240-01     801150905   GREENBLATT VERA             544 WEST 160TH STREET        NEW YORK      NY      10032      187,500.00
240-01     801151051   DIEZ FELIX                  10819 ROUNDVIEW LANE         TAMPA         FL      33624       17,300.00
240-01     801151093   LANDON NORVETTA             1906 S TROY                  CHICAGO       IL      60623       91,000.00
240-01     801151135   ASHLOCK THOMAS F            4500 NW 118TH CIRCLE         VANCOUVER     WA      98685      135,000.00
240-01     801151176   LANDON NORVETTA             1908 S TROY                  CHICAGO       IL      60623      105,000.00
240-01     801151259   SMART PATRICIA              9441 SOUTH TANYA AVENUE      SOUTH JORDA   UT      84095       45,000.00
240-01     801151911   ILDEFONSO JOSE A            7754 GORDON LOOP             BROOKSVILLE   FL      34601       24,800.00
240-01     801152471   GILBERT DEBRA               3511 VILLAGE BLVD #403       WEST PALM B   FL      33409       66,300.00
240-01     801152646   MORRIS LESLIE T             FERNLEA ROAD                 TAPPAHANNOC   VA      22560       90,100.00
240-01     801152968   SALAAM KHALID               552 GRIFFIN STREET           ATLANTA       GA      30318      120,927.00
240-01     801153032   WILLITS CHERYL              20320 TAPPANZEE DRIVE        PORT CHARLO   FL      33952       50,000.00
240-01     801153412   GARCIA MANUEL               166 SUMMER STREET            BROCKTON      MA      02302      113,400.00
240-01     801153586   LOUCAO JOE M                434 B AVENUE                 CORONADO      CA      92118       75,000.00
240-01     801153651   WISOTSKY PETER              178 CONTINENTAL AVENUE       EAST NORTHP   NY      11731       58,300.00
240-01     801153933   KARAMANSKI JOHN W           6840 WINONA DRIVE            INDPLS        IN      46210      148,000.00
240-01     801154196   COCHRAN STANLEY D           1174 8TH AVENUE NORTH        NAPLES        FL      34102       30,500.00
240-01     801155177   RODRIGUEZ MAXIMO            685 KNICKERBOCKER AVENUE     BROOKLYN      NY      11221       77,000.00
240-01     801155698   BURNHAM MARK G              39937 SWIFT ROAD             EUSTIS        FL      32736       72,250.00
240-01     801155953   NUNEZ RAFAEL                23-23 94TH STREET            EAST ELMHUR   NY      11369       49,000.00
240-01     801156019   WALDRON BENJAMIN SCOTT      207 EAST EDITH AVENUE        SALT LAKE C   UT      84111       19,000.00
240-01     801156092   MCHENRY MICHAEL D           16206 223RD AVENUE NE        WOODINVILLE   WA      98072       62,500.00
240-01     801156126   HUFFMAN PATRICIA A          1010 MANATEE ROAD #B-103     NAPLES        FL      34114       44,000.00
240-01     801156134   COWHERD ALAN R              1001 71ST STREET NORTHWEST   BRADENTON     FL      34209       20,000.00
240-01     801156209   TEJADA JUANA                50 52 GALLITAN STREET        PROVIDENCE    RI      02907       76,000.00
240-01     801156241   AMMERMAN DUANE S            3200 COVENTRY NORTH          SAFETY HARB   FL      34695       15,600.00
240-01     801156308   LEGETTE RAYF WILLIE MAE     138 FOXGLOVE ROAD            MARION        SC      29571       45,050.00
240-01     801156514   PRACHT MICHAEL D            1980 SARAH LANE NW           ALBANY        OR      97321       41,722.00
240-01     801156530   STEWART RUTH                2850 PENGUIN LANE            ENGLEWOOD     FL      34224       80,750.00
240-01     801156662   BABB-BISHOP JENNIFER        9903 BALD HILL RD            MITCHELLVIL   MD      20721       27,660.00
240-01     801157207   BENFIELD STEVEN RICHARD     4590 BENFIELD ROAD           NAPLES        FL      34114      122,000.00
240-01     801157736   ADAMS KEITH D               6949 ERIN CIRCLE             LAS VEGAS     NV      89128       16,468.00
240-01     801157835   CEVALLOS FREDRICK G         7126 BOUGENVILLE DRIVE       PORT RICHEY   FL      34668       10,200.00
240-01     801157884   MACTAGGART-Y ELEANOR L      1739 SEIFERT CIRCLE          CHARLOTTE     NC      28205       20,000.00
240-01     801158064   MAIR KATHRYN W              1202 EAST TIGER EYE DRIVE    SANDY         UT      84094       64,450.00

                                                     Cut-off Date   First                                              Original
                                                     Principal     Payment    Maturity   Rem      Paid thru    Date      LTV
Pool ID   Account      Name                             Balance     Date        Date     Term        Date      Due      Ratio
-------------------------------------------------------------------------------------------------------------------------------
240-01     801142373   JOHANSEN FREDERICK              20,500.00   11/02/98   10/02/18   239.01   10/02/98   11/02/98   79.4
240-01     801142472   LUTHER STEVE MARTIN             23,599.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   88.6
240-01     801142696   VENUTO JOHN A                   40,800.00   11/15/98   10/15/18   239.44   10/15/98   11/15/98   85.0
240-01     801142902   REAL ESTATE VENTURE DEVEL      180,000.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   45.0
240-01     801143124   WEBER KARL E                    11,300.00   11/13/98   10/13/08   119.38   10/13/98   11/13/98   83.7
240-01     801143892   NAPOLITANI RONALD J             55,000.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   70.4
240-01     801144114   STEWART THOMAS C                80,000.00   11/22/98   10/22/13   179.67   10/22/98   11/22/98   77.6
240-01     801144288   KEKLAK MICHAEL P               319,500.00   11/15/98   10/15/28   359.44   10/15/98   11/15/98   90.0
240-01     801144718   MCCADDEN ETTA S                 10,000.00   11/13/98   10/13/08   119.38   10/13/98   11/13/98   89.3
240-01     801145319   SPEECH RODERICK                 22,000.00   11/21/98   10/21/13   179.64   10/21/98   11/21/98   89.6
240-01     801147208   OLAIVAR FELINA F                20,500.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   89.1
240-01     801147265   CARTHON LAFAYETTE              104,000.00   11/09/98   10/09/28   359.24   10/09/98   11/09/98   80.0
240-01     801147307   POLLARD-BAIL RITA K             61,600.00   11/09/98   10/09/28   359.24   10/09/98   11/09/98   80.0
240-01     801147612   RODRIGUEZ JUAN J               130,000.00   11/09/98   10/09/18   239.24   10/09/98   11/09/98   53.4
240-01     801148362   SEGUERRA TITO M                135,000.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   79.9
240-01     801148750   HUERTA RAMONA                   56,900.00   11/06/98   10/06/18   239.15   10/06/98   11/06/98   80.3
240-01     801149212   SPADARO EUGENE B                47,948.00   11/05/98   10/05/18   239.11   10/05/98   11/05/98   90.0
240-01     801149394   KHATUN FAHMIDA                  20,000.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   87.8
240-01     801149741   SCHINSTINE ROY C                56,800.00   11/05/98   10/05/18   239.11   10/05/98   11/05/98   80.0
240-01     801149832   BRIGHTMAN LUCY C               129,767.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   40.5
240-01     801149881   MOORE FREDERICK                235,200.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   70.0
240-01     801149907   TURNER KENNETH ALLEN            63,000.00   11/21/98   10/21/28   359.64   10/21/98   11/21/98   90.0
240-01     801150350   BEALE KATHRYN J                 93,363.40   11/01/98   10/01/13   179.00   11/01/98   12/01/98   85.0
240-01     801150475   HABLE CYNTHIA L                 51,700.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   84.6
240-01     801150582   MOHLER BARBARA A                88,000.00   11/05/98   10/05/28   359.11   10/05/98   11/05/98   80.0
240-01     801150616   JULIG BEVERLY                  144,000.00   11/21/98   10/21/28   359.64   10/21/98   11/21/98   80.0
240-01     801150764   ARNOLD DAWN DAVIS               20,000.00   11/07/98   10/07/18   239.18   10/07/98   11/07/98   85.1
240-01     801150855   WADELED NANCY                   18,750.00   11/15/98   10/15/13   179.44   10/15/98   11/15/98   75.0
240-01     801150905   GREENBLATT VERA                187,500.00   10/24/98   09/24/13   178.75   09/24/98   10/24/98   57.6
240-01     801151051   DIEZ FELIX                      17,300.00   11/05/98   10/05/08   119.11   10/05/98   11/05/98   87.2
240-01     801151093   LANDON NORVETTA                 90,817.46   11/01/98   10/01/28   359.00   11/01/98   12/01/98   65.0
240-01     801151135   ASHLOCK THOMAS F               135,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   53.2
240-01     801151176   LANDON NORVETTA                104,794.62   11/01/98   10/01/28   359.00   11/01/98   12/01/98   75.0
240-01     801151259   SMART PATRICIA                  45,000.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   77.9
240-01     801151911   ILDEFONSO JOSE A                24,800.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   80.0
240-01     801152471   GILBERT DEBRA                   66,300.00   11/15/98   10/15/18   239.44   10/15/98   11/15/98   85.0
240-01     801152646   MORRIS LESLIE T                 90,100.00   11/20/98   10/20/28   359.61   10/20/98   11/20/98   85.0
240-01     801152968   SALAAM KHALID                  120,927.00   11/01/98   10/01/28   359.00   10/01/98   11/01/98   69.9
240-01     801153032   WILLITS CHERYL                  50,000.00   11/07/98   10/07/13   179.18   10/07/98   11/07/98   78.1
240-01     801153412   GARCIA MANUEL                  113,400.00   11/13/98   10/13/28   359.38   10/13/98   11/13/98   90.0
240-01     801153586   LOUCAO JOE M                    75,000.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   89.6
240-01     801153651   WISOTSKY PETER                  58,300.00   12/02/98   11/02/18   240.03   11/02/98   12/02/98   90.0
240-01     801153933   KARAMANSKI JOHN W              148,000.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   80.0
240-01     801154196   COCHRAN STANLEY D               30,500.00   11/12/98   10/12/08   119.34   10/12/98   11/12/98   73.9
240-01     801155177   RODRIGUEZ MAXIMO                77,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   75.4
240-01     801155698   BURNHAM MARK G                  72,250.00   11/07/98   10/07/18   239.18   10/07/98   11/07/98   80.2
240-01     801155953   NUNEZ RAFAEL                    49,000.00   11/20/98   10/20/13   179.61   10/20/98   11/20/98   89.7
240-01     801156019   WALDRON BENJAMIN SCOTT          19,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   78.9
240-01     801156092   MCHENRY MICHAEL D               62,500.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   82.0
240-01     801156126   HUFFMAN PATRICIA A              44,000.00   11/09/98   10/09/13   179.24   10/09/98   11/09/98   80.0
240-01     801156134   COWHERD ALAN R                  20,000.00   11/07/98   10/07/07   107.18   10/07/98   11/07/98   63.9
240-01     801156209   TEJADA JUANA                    76,000.00   11/27/98   10/27/13   179.84   10/27/98   11/27/98   80.0
240-01     801156241   AMMERMAN DUANE S                15,600.00   11/23/98   10/23/13   179.70   10/23/98   11/23/98   90.0
240-01     801156308   LEGETTE RAYF WILLIE MAE         45,050.00   11/20/98   10/20/18   239.61   10/20/98   11/20/98   85.0
240-01     801156514   PRACHT MICHAEL D                41,722.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   85.0
240-01     801156530   STEWART RUTH                    80,750.00   11/15/98   10/15/18   239.44   10/15/98   11/15/98   85.0
240-01     801156662   BABB-BISHOP JENNIFER            27,660.00   11/08/98   10/08/13   179.21   10/08/98   11/08/98   90.0
240-01     801157207   BENFIELD STEVEN RICHARD        122,000.00   11/21/98   10/21/28   359.64   10/21/98   11/21/98   80.2
240-01     801157736   ADAMS KEITH D                   16,468.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   84.9
240-01     801157835   CEVALLOS FREDRICK G             10,127.35   11/05/98   10/05/13   179.11   11/05/98   12/05/98   89.9
240-01     801157884   MACTAGGART-Y ELEANOR L          20,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   84.7
240-01     801158064   MAIR KATHRYN W                  64,450.00   11/01/98   10/01/18   239.00   10/01/98   11/01/98   89.8

                                                     Current       Scheduled
                                                     Mortgage       Payment
Pool ID   Account      Name                            Rate       Int & Prin
-----------------------------------------------------------------------------
240-01     801142373   JOHANSEN FREDERICK             12.600           234.36
240-01     801142472   LUTHER STEVE MARTIN            10.900           266.75
240-01     801142696   VENUTO JOHN A                  11.450           433.70
240-01     801142902   REAL ESTATE VENTURE DEVEL      14.600         2,317.20
240-01     801143124   WEBER KARL E                   10.400           151.84
240-01     801143892   NAPOLITANI RONALD J            10.700           511.35
240-01     801144114   STEWART THOMAS C                8.100           769.15
240-01     801144288   KEKLAK MICHAEL P                9.400         2,663.25
240-01     801144718   MCCADDEN ETTA S                10.650           135.78
240-01     801145319   SPEECH RODERICK                10.900           248.67
240-01     801147208   OLAIVAR FELINA F               10.400           225.34
240-01     801147265   CARTHON LAFAYETTE               8.650           810.75
240-01     801147307   POLLARD-BAIL RITA K            14.000           729.88
240-01     801147612   RODRIGUEZ JUAN J                7.900         1,079.30
240-01     801148362   SEGUERRA TITO M                11.100         1,295.85
240-01     801148750   HUERTA RAMONA                  10.875           582.48
240-01     801149212   SPADARO EUGENE B                9.900           459.54
240-01     801149394   KHATUN FAHMIDA                 11.990           205.57
240-01     801149741   SCHINSTINE ROY C                8.900           507.40
240-01     801149832   BRIGHTMAN LUCY C                7.750           929.67
240-01     801149881   MOORE FREDERICK                12.350         2,647.37
240-01     801149907   TURNER KENNETH ALLEN           11.650           631.10
240-01     801150350   BEALE KATHRYN J                13.350         1,059.94
240-01     801150475   HABLE CYNTHIA L                11.350           506.07
240-01     801150582   MOHLER BARBARA A                8.150           654.94
240-01     801150616   JULIG BEVERLY                   8.400         1,097.05
240-01     801150764   ARNOLD DAWN DAVIS               9.650           188.39
240-01     801150855   WADELED NANCY                  10.350           169.41
240-01     801150905   GREENBLATT VERA                11.750         1,892.64
240-01     801151051   DIEZ FELIX                     10.500           233.44
240-01     801151093   LANDON NORVETTA                13.250         1,024.46
240-01     801151135   ASHLOCK THOMAS F                8.900         1,076.54
240-01     801151176   LANDON NORVETTA                13.750         1,223.36
240-01     801151259   SMART PATRICIA                  9.650           423.88
240-01     801151911   ILDEFONSO JOSE A               10.550           274.91
240-01     801152471   GILBERT DEBRA                   9.750           628.87
240-01     801152646   MORRIS LESLIE T                10.750           841.07
240-01     801152968   SALAAM KHALID                  11.450         1,192.92
240-01     801153032   WILLITS CHERYL                 12.900           549.20
240-01     801153412   GARCIA MANUEL                  10.650         1,050.05
240-01     801153586   LOUCAO JOE M                   10.650           836.04
240-01     801153651   WISOTSKY PETER                  9.900           558.75
240-01     801153933   KARAMANSKI JOHN W               9.000         1,190.84
240-01     801154196   COCHRAN STANLEY D              10.200           406.45
240-01     801155177   RODRIGUEZ MAXIMO               13.500           999.71
240-01     801155698   BURNHAM MARK G                  9.400           668.75
240-01     801155953   NUNEZ RAFAEL                    9.900           523.56
240-01     801156019   WALDRON BENJAMIN SCOTT         13.100           241.65
240-01     801156092   MCHENRY MICHAEL D               9.650           532.39
240-01     801156126   HUFFMAN PATRICIA A              9.500           369.98
240-01     801156134   COWHERD ALAN R                 10.100           282.66
240-01     801156209   TEJADA JUANA                    9.900           661.35
240-01     801156241   AMMERMAN DUANE S               10.500           142.70
240-01     801156308   LEGETTE RAYF WILLIE MAE        10.900           461.94
240-01     801156514   PRACHT MICHAEL D               12.350           469.62
240-01     801156530   STEWART RUTH                   10.150           787.30
240-01     801156662   BABB-BISHOP JENNIFER           10.650           308.33
240-01     801157207   BENFIELD STEVEN RICHARD         8.620           948.47
240-01     801157736   ADAMS KEITH D                  11.600           193.43
240-01     801157835   CEVALLOS FREDRICK G            10.900           115.29
240-01     801157884   MACTAGGART-Y ELEANOR L         11.250           230.47
240-01     801158064   MAIR KATHRYN W                 11.500           687.31

ALLIANCE FUNDING                                                PAGE 7  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                      SALE SCHEDULE - GROUP 1, SUB-POOL II
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                               Principal
                                                                                                      Zip     Balance at
Pool ID   Account      Name                        Address                      City          State   Code    Origination
---------------------------------------------------------------------------------------------------------------------------
240-01     801158072   CHOI JUDY SUN               3228 MARINER BAY STREET      LAS VEGAS     NV      89117       33,400.00
240-01     801158213   WOOD BENJAMIN H             1838 WEST 3350 SOUTH         WEST VALLEY   UT      84119       40,107.00
240-01     801158445   OPSITOS JOSEPH A            40 BROWN STREET              SWOYERSVILL   PA      18704       68,000.00
240-01     801158668   DURAU FLORIAN               2131 43RD TERRACE NORTH      ST PETERSBU   FL      33714       40,000.00
240-01     801158676   GREEN FLORENCE L            41 OLD WEST CHAPEL ROAD      ASHEVILLE     NC      28803      107,100.00
240-01     801159062   WAYNE DOUGLAS E             409 411 WAYNE AVENUE         ZANESVILLE    OH      43701       19,600.00
240-01     801159443   MAHAFFEY JOHN M             4011 NASA ROAD 1 UNIT 514    HOUSTON       TX      77586       47,550.00
240-01     801159526   COUNCIL CHARLES M           4820 CANNERY ROAD            SUMTER        SC      29040       54,740.00
240-01     801159625   HARRISON GAIL D             1515 EAST FORD STREET        TAMPA         FL      33610       27,899.00
240-01     801159708   SCHUMACHER GERALD JOSEPH    4011 NASA ROAD ONE #411      HOUSTON       TX      77586       39,000.00
240-01     801159732   AMOS RENE L                 4737 VINSON WAY              SARASOTA      FL      34232       21,000.00
240-01     801159799   GREEN OTILIO                3140 W 92ND ST               CLEVELAND     OH      44102       76,000.00
240-01     801159872   BECKFORD BLONDELL           221 SHERIDAN STREET          WESTBURY      NY      11590       20,000.00
240-01     801160409   PRENTICE THOMAS M           4011 NASA ROAD ONE #605      HOUSTON       TX      77586       47,550.00
240-01     801160664   FRAZIER BRYAN K             567 DAWSONSVILLE ROAD        BARBOURSVIL   VA      22923       74,000.00
240-01     801160771   SCHOLZ CHRISTOPHE           109 AIRPORT ROAD             YULAN         NY      12792       21,800.00
240-01     801161563   RODKEY MARGARET A           2307 SOUTHWEST 40TH STREET   CAPE CORAL    FL      33914       25,250.00
240-01     801161621   FOSS CATHERINE D            19917 EAST CRESTLINE PLACE   AURORA        CO      80015      116,800.00
240-01     801161753   LITTLEFORD CYNTHIA L        222 WARREN AVENUE            POCATELLO     ID      83201       30,100.00
240-01     801161845   MEYER DONALD P              624 LAKESHORE DRIVE          POLK CITY     FL      33868       12,100.00
240-01     801162124   FLOWERS MICHAEL             754 756 SULLIVANT            COLUMBUS      OH      43223       52,000.00
240-01     801162165   LOWE WILLIAM W              2958 MAPLES COURT            PALM HARBOR   FL      34683       32,800.00
240-01     801162173   BOARDLEY LARRY E            58-60 ROYAL PLACE            AKRON         OH      44310       28,800.00
240-01     801162215   CHOI ALEX IN SHIK           27829 HAYCREEK AVENUE        SANTA CLARI   CA      91351       26,900.00
240-01     801162314   IANNARELLA TERESA           40 01 154TH STREET           FLUSHING      NY      11354       28,700.00
240-01     801162454   PERRY MICHEAL A             1279 NORTH ST                SPRINGFIELD   OR      97477       23,684.00
240-01     801162751   BRYANT SWEN                 RT 3 BOX 260P3               BAMBERG       SC      29003       60,350.00
240-01     801163742   BIHLER RICHARD              ROUTE 196 BOX 95             STERLING      PA      18463       47,700.00
240-01     801164302   SMALL ROBERT S              1302 SOUTHWEST 10TH STREET   CAPE CORAL    FL      33991       13,081.00
240-01     801164435   DUCKETT JAMES               5098 22ND AVENUE SOUTHWEST   NAPLES        FL      34116       92,000.00
240-01     801164518   BLYTHE WADE GLENN           354 POPLAR LANE              PISGAH FORE   NC      28768       42,400.00
240-01     801165556   SEAL JOHN PAUL JR           236 CHALMER DRIVE            FORT MYERS    FL      33917       20,000.00
240-01     801165622   STEWART TED J               3833 SOUTHEAST 10TH PLACE    CAPE CORAL    FL      33904       12,750.00
240-01     801166786   AMOS RICHARD L              3100 LENA LANE               SARASOTA      FL      34240       33,012.00
240-01     801166810   JACKSON CAROLYN L           226 MEXICO ROAD              EDENTON       NC      27932       49,520.00
240-01     801166828   BARHAM SUSAN                4060 SPRINGS LANE            BONITA SPRI   FL      34134       50,365.00
240-01     801167099   XUAN HOA LE                 184 186 188 190 WASHINGTON   DORCHESTER    MA      02122      150,000.00
240-01     801167131   FREEMAN LISA                1341 WHITTY LANE             INDIANAPOLI   IN      46229       27,869.00
240-01     801167149   KLECYNGIER ADAM             1608 WEST CHASE STREET #1F   CHICAGO       IL      60626      111,200.00
240-01     801167503   WILLIAMS CYNTHIA            RT2 BOX 79AAA                PAMPLIN       VA      23958       29,250.00
240-01     801167537   SANTOS PRISCILA             17 LINCOLN PARKWAY           BAYONNE       NJ      07002       39,000.00
240-01     801167883   TAUTZ ANNALIISA             417 TRIANGLE STREET          THOUSAND OA   CA      91360       40,540.00
240-01     801167891   POMBAR BETSY A              54 ROSS ROAD                 DURHAM        NH      03824       35,000.00
240-01     801167958   ELLISON CURTIS M.           4 MONTCLAIR DRIVE            BURNT HILLS   NY      12302       30,000.00
240-01     801168022   HUGHES RICHARD              13532 MORA CIRCLE            POWAY         CA      92064       33,000.00
240-01     801168071   CONDIE DAVID J              22 WESTWOOD DRIVE            EASTON        CT      06612       35,000.00
240-01     801168188   RIVERA FRANCISCO            2090 92 NOBLE AVENUE         BRIDGEPORT    CT      06610       45,000.00
240-01     801168436   LAPNIEWSKI FRANCIS          18001 US HIGHWAY 301 SOUTH   WIMAUMA       FL      33598      126,000.00
240-01     801168469   BOWERS ROBERT LOUIS         117 BULL DRIVE               ANDREWS       SC      29510       46,325.00
240-01     801168634   HOLLAND JAMES M             3365 BRUNSWICK DRIVE         COLORADO SP   CO      80920       36,365.00
240-01     801168899   EDELSTEIN MITCHELL          2501 WEST MARION AVENUE      PUNTA GORDA   FL      33950       37,320.00
240-01     801169384   KIMMONS HAZEL I             6915 S UNION                 CHICAGO       IL      60621       60,000.00
240-01     801169475   WHITAKER KRISTIN K          4161 EAST GRANDVIEW CIRCLE   MESA          AZ      85205       57,000.00
240-01     801169665   PHILLIPS DONNA L            131 VALLEY CREEK ROAD        NORRISTOWN    PA      19401      108,300.00
240-01     801169756   TARAPCHAK ROBERT G          RR 1 BOX 1799                DRUMS         PA      18222       22,000.00
240-01     801170358   GIDALY RONALD               30 NORTH LANE                HUNTINGTON    NY      11743       48,134.00
240-01     801170465   RHODEN TIMOTHY E            733 SPRINGVIEW AVENUE        PORT CHARLO   FL      33948       12,444.00
240-01     801170564   BAILEY DARREL               3376 SOUTH STROUD TERRACE    INVERNESS     FL      34450       18,750.00
240-01     801170606   PEARSON EDWARD J            306 4TH STREET               MILLS         WY      82644       15,751.00
240-01     801170689   GESICK DONALD JR            19 CEDAR ISLAND AVENUE       CLINTON       CT      06413       50,000.00
240-01     801170945   JARJIS ANWAR                4541 E 13 MILE RD            WARREN        MI      48092       23,000.00
240-01     801171000   CRAIN LORETTA C             4127 NORTHWEST 34TH PLACE    GAINESVILLE   FL      32606       15,000.00

                                                     Cut-off Date   First                                              Original
                                                       Principal   Payment    Maturity   Rem      Paid thru    Date      LTV
Pool ID   Account      Name                             Balance     Date        Date     Term        Date      Due      Ratio
-------------------------------------------------------------------------------------------------------------------------------
240-01     801158072   CHOI JUDY SUN                   33,400.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   72.2
240-01     801158213   WOOD BENJAMIN H                 40,107.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   90.0
240-01     801158445   OPSITOS JOSEPH A                67,338.45   11/02/98   10/02/28   359.01   12/02/98   01/02/99   85.0
240-01     801158668   DURAU FLORIAN                   40,000.00   11/28/98   10/28/28   359.87   10/28/98   11/28/98   80.0
240-01     801158676   GREEN FLORENCE L               107,100.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   85.0
240-01     801159062   WAYNE DOUGLAS E                 19,580.54   10/24/98   09/24/18   238.75   10/24/98   11/24/98   70.0
240-01     801159443   MAHAFFEY JOHN M                 47,550.00   12/01/98   11/01/28   360.00   11/01/98   12/01/98   75.0
240-01     801159526   COUNCIL CHARLES M               54,740.00   11/07/98   10/07/28   359.18   10/07/98   11/07/98   85.0
240-01     801159625   HARRISON GAIL D                 27,899.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   84.9
240-01     801159708   SCHUMACHER GERALD JOSEPH        39,000.00   11/02/98   10/02/28   359.01   10/02/98   11/02/98   75.0
240-01     801159732   AMOS RENE L                     21,000.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   89.9
240-01     801159799   GREEN OTILIO                    75,744.54   11/07/98   10/07/28   359.18   11/07/98   12/07/98   79.1
240-01     801159872   BECKFORD BLONDELL               20,000.00   11/21/98   10/21/18   239.64   10/21/98   11/21/98   89.9
240-01     801160409   PRENTICE THOMAS M               47,550.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   75.0
240-01     801160664   FRAZIER BRYAN K                 74,000.00   11/15/98   10/15/28   359.44   10/15/98   11/15/98   76.2
240-01     801160771   SCHOLZ CHRISTOPHE               21,800.00   11/02/98   10/02/08   119.01   10/02/98   11/02/98   72.2
240-01     801161563   RODKEY MARGARET A               25,250.00   11/15/98   10/15/13   179.44   10/15/98   11/15/98   66.4
240-01     801161621   FOSS CATHERINE D               116,800.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   80.0
240-01     801161753   LITTLEFORD CYNTHIA L            30,100.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   89.9
240-01     801161845   MEYER DONALD P                  12,100.00   11/21/98   10/21/13   179.64   10/21/98   11/21/98   67.9
240-01     801162124   FLOWERS MICHAEL                 52,000.00   11/20/98   10/20/28   359.61   10/20/98   11/20/98   80.0
240-01     801162165   LOWE WILLIAM W                  32,800.00   11/20/98   10/20/18   239.61   10/20/98   11/20/98   79.9
240-01     801162173   BOARDLEY LARRY E                28,721.81   11/07/98   10/07/28   359.18   11/07/98   12/07/98   80.0
240-01     801162215   CHOI ALEX IN SHIK               26,900.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   89.9
240-01     801162314   IANNARELLA TERESA               28,700.00   11/19/98   10/19/13   179.57   10/19/98   11/19/98   80.0
240-01     801162454   PERRY MICHEAL A                 23,684.00   12/01/98   11/01/28   360.00   11/01/98   12/01/98   89.8
240-01     801162751   BRYANT SWEN                     60,350.00   11/28/98   10/28/28   359.87   10/28/98   11/28/98   85.0
240-01     801163742   BIHLER RICHARD                  47,700.00   11/07/98   10/07/13   179.18   10/07/98   11/07/98   59.6
240-01     801164302   SMALL ROBERT S                  13,081.00   11/28/98   10/28/13   179.87   10/28/98   11/28/98   80.0
240-01     801164435   DUCKETT JAMES                   92,000.00   11/14/98   10/14/13   179.41   10/14/98   11/14/98   80.0
240-01     801164518   BLYTHE WADE GLENN               42,400.00   12/02/98   11/02/13   180.03   11/02/98   12/02/98   80.0
240-01     801165556   SEAL JOHN PAUL JR               20,000.00   12/02/98   11/02/18   240.03   11/02/98   12/02/98   70.1
240-01     801165622   STEWART TED J                   12,750.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   84.8
240-01     801166786   AMOS RICHARD L                  33,012.00   11/19/98   10/19/13   179.57   10/19/98   11/19/98   79.9
240-01     801166810   JACKSON CAROLYN L               49,520.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   80.0
240-01     801166828   BARHAM SUSAN                    50,365.00   11/14/98   10/14/13   179.41   10/14/98   11/14/98   80.0
240-01     801167099   XUAN HOA LE                    150,000.00   12/01/98   11/01/28   360.00   11/01/98   12/01/98   58.5
240-01     801167131   FREEMAN LISA                    27,869.00   11/16/98   10/16/13   179.47   10/16/98   11/16/98   89.9
240-01     801167149   KLECYNGIER ADAM                111,200.00   11/09/98   10/09/28   359.24   10/09/98   11/09/98   80.0
240-01     801167503   WILLIAMS CYNTHIA                28,993.35   05/08/98   04/08/13   173.19   09/08/98   10/08/98   75.0
240-01     801167537   SANTOS PRISCILA                 39,000.00   11/02/98   10/02/13   179.01   10/02/98   11/02/98   90.0
240-01     801167883   TAUTZ ANNALIISA                 40,540.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   85.0
240-01     801167891   POMBAR BETSY A                  35,000.00   11/07/98   10/07/13   179.18   10/07/98   11/07/98   83.4
240-01     801167958   ELLISON CURTIS M.               29,896.49   11/05/98   10/05/13   179.11   11/05/98   12/05/98   85.9
240-01     801168022   HUGHES RICHARD                  33,000.00   11/02/98   10/02/13   179.01   10/02/98   11/02/98   79.9
240-01     801168071   CONDIE DAVID J                  35,000.00   11/07/98   10/07/18   239.18   10/07/98   11/07/98   69.3
240-01     801168188   RIVERA FRANCISCO                45,000.00   01/01/99   12/01/13   181.00   12/01/98   01/01/99   84.9
240-01     801168436   LAPNIEWSKI FRANCIS             125,583.08   11/01/98   10/01/13   179.00   11/01/98   12/01/98   66.3
240-01     801168469   BOWERS ROBERT LOUIS             46,325.00   11/28/98   10/28/18   239.87   10/28/98   11/28/98   85.0
240-01     801168634   HOLLAND JAMES M                 36,365.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   79.9
240-01     801168899   EDELSTEIN MITCHELL              37,320.00   11/09/98   10/09/13   179.24   10/09/98   11/09/98   79.9
240-01     801169384   KIMMONS HAZEL I                 60,000.00   11/14/98   10/14/28   359.41   10/14/98   11/14/98   80.0
240-01     801169475   WHITAKER KRISTIN K              57,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   84.9
240-01     801169665   PHILLIPS DONNA L               108,300.00   11/26/98   10/26/18   239.80   10/26/98   11/26/98   62.9
240-01     801169756   TARAPCHAK ROBERT G              22,000.00   11/27/98   10/27/13   179.84   10/27/98   11/27/98   88.6
240-01     801170358   GIDALY RONALD                   48,134.00   11/07/98   10/07/18   239.18   10/07/98   11/07/98   85.9
240-01     801170465   RHODEN TIMOTHY E                12,444.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   88.5
240-01     801170564   BAILEY DARREL                   18,750.00   11/07/98   10/07/18   239.18   10/07/98   11/07/98   80.0
240-01     801170606   PEARSON EDWARD J                15,751.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   79.4
240-01     801170689   GESICK DONALD JR                49,504.59   11/14/98   10/14/13   179.41   11/14/98   12/14/98   82.4
240-01     801170945   JARJIS ANWAR                    23,000.00   11/14/98   10/14/13   179.41   10/14/98   11/14/98   69.2
240-01     801171000   CRAIN LORETTA C                 15,000.00   11/16/98   10/16/13   179.47   10/16/98   11/16/98   89.9

                                                     Current       Scheduled
                                                     Mortgage       Payment
Pool ID   Account      Name                            Rate       Int & Prin
-----------------------------------------------------------------------------
240-01     801158072   CHOI JUDY SUN                  11.650           334.59
240-01     801158213   WOOD BENJAMIN H                10.400           363.88
240-01     801158445   OPSITOS JOSEPH A                8.400           518.05
240-01     801158668   DURAU FLORIAN                  12.600           430.01
240-01     801158676   GREEN FLORENCE L                7.720           765.06
240-01     801159062   WAYNE DOUGLAS E                 9.500           182.70
240-01     801159443   MAHAFFEY JOHN M                 8.000           348.90
240-01     801159526   COUNCIL CHARLES M              12.250           573.62
240-01     801159625   HARRISON GAIL D                10.350           305.81
240-01     801159708   SCHUMACHER GERALD JOSEPH        8.250           292.99
240-01     801159732   AMOS RENE L                    10.650           234.09
240-01     801159799   GREEN OTILIO                    9.000           611.51
240-01     801159872   BECKFORD BLONDELL              11.750           216.74
240-01     801160409   PRENTICE THOMAS M               7.970           347.91
240-01     801160664   FRAZIER BRYAN K                 8.900           590.10
240-01     801160771   SCHOLZ CHRISTOPHE               9.550           282.68
240-01     801161563   RODKEY MARGARET A               9.950           270.57
240-01     801161621   FOSS CATHERINE D                9.350           969.36
240-01     801161753   LITTLEFORD CYNTHIA L           11.700           325.15
240-01     801161845   MEYER DONALD P                 12.250           147.17
240-01     801162124   FLOWERS MICHAEL                10.150           462.11
240-01     801162165   LOWE WILLIAM W                 12.600           374.97
240-01     801162173   BOARDLEY LARRY E                9.750           247.44
240-01     801162215   CHOI ALEX IN SHIK              10.400           266.76
240-01     801162314   IANNARELLA TERESA              12.450           305.19
240-01     801162454   PERRY MICHEAL A                10.650           219.31
240-01     801162751   BRYANT SWEN                    11.750           609.18
240-01     801163742   BIHLER RICHARD                 10.300           429.22
240-01     801164302   SMALL ROBERT S                 10.850           147.45
240-01     801164435   DUCKETT JAMES                   7.500           643.28
240-01     801164518   BLYTHE WADE GLENN              10.990           481.65
240-01     801165556   SEAL JOHN PAUL JR              11.600           214.67
240-01     801165622   STEWART TED J                  11.600           127.24
240-01     801166786   AMOS RICHARD L                 12.250           401.52
240-01     801166810   JACKSON CAROLYN L              11.200           569.08
240-01     801166828   BARHAM SUSAN                   10.650           561.43
240-01     801167099   XUAN HOA LE                    12.850         1,641.73
240-01     801167131   FREEMAN LISA                   10.900           315.01
240-01     801167149   KLECYNGIER ADAM                 9.500           935.03
240-01     801167503   WILLIAMS CYNTHIA               13.300           375.88
240-01     801167537   SANTOS PRISCILA                10.150           346.58
240-01     801167883   TAUTZ ANNALIISA                11.600           435.13
240-01     801167891   POMBAR BETSY A                 12.400           429.11
240-01     801167958   ELLISON CURTIS M.              12.050           361.02
240-01     801168022   HUGHES RICHARD                 12.600           354.76
240-01     801168071   CONDIE DAVID J                 12.100           387.82
240-01     801168188   RIVERA FRANCISCO               11.500           445.63
240-01     801168436   LAPNIEWSKI FRANCIS              8.600         1,248.17
240-01     801168469   BOWERS ROBERT LOUIS            12.000           510.08
240-01     801168634   HOLLAND JAMES M                13.100           405.11
240-01     801168899   EDELSTEIN MITCHELL             11.850           444.31
240-01     801169384   KIMMONS HAZEL I                13.650           694.34
240-01     801169475   WHITAKER KRISTIN K             11.100           547.14
240-01     801169665   PHILLIPS DONNA L                8.400           933.01
240-01     801169756   TARAPCHAK ROBERT G             10.400           241.83
240-01     801170358   GIDALY RONALD                  10.350           475.72
240-01     801170465   RHODEN TIMOTHY E               10.150           134.87
240-01     801170564   BAILEY DARREL                  11.600           201.25
240-01     801170606   PEARSON EDWARD J               13.100           200.33
240-01     801170689   GESICK DONALD JR               11.100           571.44
240-01     801170945   JARJIS ANWAR                    9.000           185.06
240-01     801171000   CRAIN LORETTA C                10.650           167.21

ALLIANCE FUNDING                                                PAGE 8  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                      SALE SCHEDULE - GROUP 1, SUB-POOL II
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                               Principal
                                                                                                      Zip     Balance at
Pool ID   Account      Name                        Address                      City          State   Code    Origination
---------------------------------------------------------------------------------------------------------------------------
240-01     801171190   WAGNER LINDA L              9563 BORGATA BAY BOULEVARD   LAS VEGAS     NV      89147       41,300.00
240-01     801171323   TRIPP JOHNNY BROOKS         6235 BOTTOM DAIRY ROAD       ELM CITY      NC      27822       92,700.00
240-01     801171448   BRONSTAD WILLIAM E          13420 60TH PL N VILLA 133    PLYMOUTH      MN      55446       12,500.00
240-01     801171547   COLE BENNIE C               102 19 189TH STREET          JAMAICA       NY      11423       20,000.00
240-01     801172040   WOJDA JADWIGA               6804 17TH AVENUE             BROOKLYN      NY      11204       35,000.00
240-01     801172263   GRAY JOHNNY                 9322 BRENTWOOD LAKES DRIVE   SPRING        TX      77379      286,200.00
240-01     801172404   BRAXTON WILLIAM KENT        609 MONROE HOLT ROAD         GRAHAM        NC      27253       17,575.00
240-01     801172420   BLANCHARD JAMES J           321 16TH AVENUE NORTHWEST    NAPLES        FL      34120       19,800.00
240-01     801172628   TRUJILLO RALPH C            3020 SAN ISABEL STREET       PUEBLO        CO      81008       25,000.00
240-01     801172735   DENNEY MARILYN L            11827 HONEY HILL COURT       GRAND TERRA   CA      92313       47,770.00
240-01     801172883   JORGENSEN LOREN D           8351 SOUTH 1950 WEST         WEST JORDAN   UT      84088       21,909.00
240-01     801173022   MRDELJA BRANKO              18 SCHUBERT LANE             COS COB       CT      06807      111,500.00
240-01     801173139   SMITH STEPHEN P             RR 2 BOX 294Q                GREENTOWN     PA      18426       30,000.00
240-01     801173337   MOORE DARE E                958 RIDGEWOOD TERRACE        TARPON SPRI   FL      34689      120,000.00
240-01     801173535   DIXON JOSEPH D              2945 SIESTA DRIVE            VENICE        FL      34293       70,000.00
240-01     801173592   WATKINS FRANCES             2420 RAMBLEWOOD DRIVE        DISTRICT H    MD      20747      103,000.00
240-01     801173758   BOREHAM WANDA               RR 1 BOX 999                 LAKE ARIEL    PA      18436       12,500.00
240-01     801173782   RICHMOND TONI               19303 MARVIN                 WARRENSVILL   OH      44128       19,850.00
240-01     801173881   RIVET SHARON I              35 LEONE STREET              WATERBURY     CT      06708       56,500.00
240-01     801173980   MASON MICHAEL S             11 NORTH HOADLEY STREET      NAUGATUCK     CT      06770       17,000.00
240-01     801174004   FRANCISCO YNGRID            177 179 MESSER STREET        PROVIDENCE    RI      02909       99,000.00
240-01     801174145   JOHNSON T MARK              1015 LILLIAN STREET          VENICE        FL      34292       15,000.00
240-01     801174327   FOSTER GREGORY C            8156 SOUTH ADAMS WAY         LITTLETON     CO      80122       24,600.00
240-01     801174541   BEATTY RICHARD F            4071 SHIPYARD WALK           MYRTLE BEAC   SC      29577       24,125.00
240-01     801174624   GALBERT MICHAEL W           27 OAK STREET                CHAMPLAIN     NY      12919       55,500.00
240-01     801175126   ROBICHAUD MICHAEL J         11 COMMODORE HULL DRIVE      DERBY         CT      06418       23,900.00
240-01     801175258   RYAN JAMES E                819 BRENTWOOD DRIVE          BENSENVILLE   IL      60106       25,000.00
240-01     801175308   GREICO GERARD J             28 CONTESSA COURT            PORT JEFFER   NY      11777      350,000.00
240-01     801175456   ROSENDAHL GORAN             7122 MANDARIN ROAD           SARASOTA      FL      34238      122,300.00
240-01     801175720   MANCHESTER M REALTY LLC     21 WEST AUBURN STREET        MANCHESTER    NH      03100      950,000.00
240-01     801175837   CADE JUDY LOU BRYANT        576 B VALLEY ROAD            PULASKI       VA      24301       62,900.00
240-01     801176512   RICHARD RAYMOND             520 BONNER STREET            TYLER         TX      75702       25,228.00
240-01     801176579   ANDERSON PENNY MARIE        524 CR 309                   FRANKSTON     TX      75763       21,173.00
240-01     801176744   SCHERTZ MATTHEW R           6226 EAST 123RD PLACE        BRIGHTON      CO      80601       22,950.00
240-01     801177213   ARMSTRONG ARTHUR M          2245 NEW HOLLAND PIKE        LANCASTER     PA      17601       65,800.00
240-01     801177254   FLYTHE STANLEY JR           4806 FOUNDARY COURT          HOPE MILLS    NC      28348       59,600.00
240-01     801177403   GAMBILL LELA MAY            5825 19TH STREET             ZEPHYRHILLS   FL      33540       13,000.00
240-01     801177726   BROWN EARL P                2663 HIGHWAY 80              EDEN          GA      31307       56,700.00
240-01     801178278   RALPH MONIQUE               313 SOUTHEAST 18TH STREET    CAPE CORAL    FL      33990       62,500.00
240-01     801178765   GALLEGOS FRANK E            7011 DEXTER STREET           COMMERCE CI   CO      80022       17,000.00
240-01     801178963   PETRO ALBERT M              25896 GOLF POINTE DRIVE      SOUTHFIELD    MI      48075      231,200.00
240-01     801179003   ACKLEY JANICE LOUISE        326 CASCADE DRIVE            FAIRFAX       CA      94930       35,000.00
240-01     801179250   STEWART RANDY J             30981 VIA MIRADOR            SAN JUAN CA   CA      92675      100,000.00
240-01     801179946   CARTER JOHN BRADLEY         19782 EAST OXFORD DRIVE      AURORA        CO      80013       13,000.00
240-01     801180043   PRINCE MARY ANN             10509 HATHAWAY               CLEVELAND     OH      44104       42,400.00
240-01     801180209   SIMONS CHRISTOPHE D         33920 207TH PLACE SE         AUBURN        WA      98092       24,032.00
240-01     801180381   BRYANT THEODORE W           8505 EAST TEMPLE DRIVE       DENVER        CO      80237       26,000.00
240-01     801180563   HURD MILLARD D              4287 EAST PEAKVIEW CIRCLE    LITTLETON     CO      80121       22,950.00
240-01     801180894   CALLIS JOHN A               1800 CATHERINE FRAN DR       ACCOKEEK      MD      20607       15,000.00
240-01     801181686   JONES LORETTA               1030 NORTHEAST 22ND AVENUE   GAINESVILLE   FL      32609       40,800.00
240-01     801181801   FEENEY LISA M               1025 SULLIVANT AVENUE        COLUMBUS      OH      43223       25,600.00
240-01     801182254   MARTIN JOHN                 435 NORTH BROADWAY           EAST PROVID   RI      02914       22,700.00
240-01     801182296   COLLINS CORA                126 ORR ROAD                 SHARPSBURG    GA      30277       58,000.00
240-01     801182593   WILSON FRANCES M            531 MARGUERITE AVE           CUYAHOGA FA   OH      44221       63,700.00
240-01     801183138   VANDER VEUR JARED C         4210 HILLTOP DRIVE           PARK CITY     UT      84098       52,500.00
240-01     801183641   ROTHE NORMAN D              9940 EAST 5TH AVENUE         AURORA        CO      80010      104,550.00
240-01     801183781   BATRONY TERRY L             307 LORMORE STREET           ELMIRA        NY      14904       37,600.00
240-01     801184110   SIMPSON PAUL DAVID          530 SOUTH ADAMS STREET       MIDVALE       UT      84047        6,800.00
240-01     801184698   MATTHEWS TERESA D           2724 WILDFLOWER ROAD         BLYTHEWOOD    SC      29016       16,000.00
240-01     801185117   COLLINS JESSIE B            130 TODD CREEK ROAD          NEESES        SC      29107       24,000.00
240-01     801185166   SANTANA LUIS A              47 VICTOR STREET             YONKERS       NY      10701      144,000.00
240-01     801185505   PETERS ALAN J               180 HAMLIN STREET            CANYONVILLE   OR      97417       18,400.00

                                                     Cut-off Date   First                                              Original
                                                       Principal   Payment    Maturity   Rem      Paid thru    Date      LTV
Pool ID   Account      Name                             Balance     Date        Date     Term        Date      Due      Ratio
-------------------------------------------------------------------------------------------------------------------------------
240-01     801171190   WAGNER LINDA L                  41,300.00   11/26/98   10/26/13   179.80   10/26/98   11/26/98   84.9
240-01     801171323   TRIPP JOHNNY BROOKS             92,700.00   11/06/98   10/06/28   359.15   10/06/98   11/06/98   90.0
240-01     801171448   BRONSTAD WILLIAM E              12,500.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   74.9
240-01     801171547   COLE BENNIE C                   20,000.00   11/05/98   10/05/18   239.11   10/05/98   11/05/98   80.2
240-01     801172040   WOJDA JADWIGA                   35,000.00   11/02/98   10/02/08   119.01   10/02/98   11/02/98   81.8
240-01     801172263   GRAY JOHNNY                    286,200.00   12/01/98   11/01/28   360.00   11/01/98   12/01/98   90.0
240-01     801172404   BRAXTON WILLIAM KENT            17,575.00   11/14/98   10/14/13   179.41   10/14/98   11/14/98   85.0
240-01     801172420   BLANCHARD JAMES J               19,800.00   11/26/98   10/26/13   179.80   10/26/98   11/26/98   79.9
240-01     801172628   TRUJILLO RALPH C                25,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   66.2
240-01     801172735   DENNEY MARILYN L                47,770.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   69.9
240-01     801172883   JORGENSEN LOREN D               21,909.00   10/28/98   09/28/18   238.88   09/28/98   10/28/98   89.8
240-01     801173022   MRDELJA BRANKO                 111,500.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   74.9
240-01     801173139   SMITH STEPHEN P                 30,000.00   11/20/98   10/20/13   179.61   10/20/98   11/20/98   76.1
240-01     801173337   MOORE DARE E                   120,000.00   11/20/98   10/20/28   359.61   10/20/98   11/20/98   78.9
240-01     801173535   DIXON JOSEPH D                  70,000.00   11/09/98   10/09/13   179.24   10/09/98   11/09/98   88.9
240-01     801173592   WATKINS FRANCES                103,000.00   11/15/98   10/15/13   179.44   10/15/98   11/15/98   79.8
240-01     801173758   BOREHAM WANDA                   12,500.00   12/02/98   11/02/08   120.03   11/02/98   12/02/98   72.4
240-01     801173782   RICHMOND TONI                   19,850.00   11/07/98   10/07/13   179.18   10/07/98   11/07/98   85.0
240-01     801173881   RIVET SHARON I                  56,500.00   11/14/98   10/14/18   239.41   10/14/98   11/14/98   73.9
240-01     801173980   MASON MICHAEL S                 17,000.00   11/19/98   10/19/18   239.57   10/19/98   11/19/98   79.6
240-01     801174004   FRANCISCO YNGRID                99,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   90.0
240-01     801174145   JOHNSON T MARK                  15,000.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   79.2
240-01     801174327   FOSTER GREGORY C                24,600.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   85.0
240-01     801174541   BEATTY RICHARD F                24,125.00   11/26/98   10/26/13   179.80   10/26/98   11/26/98   89.9
240-01     801174624   GALBERT MICHAEL W               55,500.00   11/06/98   10/06/18   239.15   10/06/98   11/06/98   74.9
240-01     801175126   ROBICHAUD MICHAEL J             23,900.00   11/14/98   10/14/13   179.41   10/14/98   11/14/98   89.9
240-01     801175258   RYAN JAMES E                    25,000.00   11/22/98   10/22/13   179.67   10/22/98   11/22/98   76.6
240-01     801175308   GREICO GERARD J                350,000.00   11/19/98   10/19/13   179.57   10/19/98   11/19/98   78.6
240-01     801175456   ROSENDAHL GORAN                122,300.00   11/13/98   10/13/13   179.38   10/13/98   11/13/98   84.9
240-01     801175720   MANCHESTER M REALTY LLC        950,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   49.2
240-01     801175837   CADE JUDY LOU BRYANT            62,900.00   11/05/98   10/05/28   359.11   10/05/98   11/05/98   85.0
240-01     801176512   RICHARD RAYMOND                 25,228.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   85.0
240-01     801176579   ANDERSON PENNY MARIE            21,173.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   84.9
240-01     801176744   SCHERTZ MATTHEW R               22,950.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   90.0
240-01     801177213   ARMSTRONG ARTHUR M              65,800.00   11/19/98   10/19/13   179.57   10/19/98   11/19/98   52.6
240-01     801177254   FLYTHE STANLEY JR               59,600.00   11/21/98   10/21/28   359.64   10/21/98   11/21/98   80.0
240-01     801177403   GAMBILL LELA MAY                12,887.93   11/12/98   10/12/13   179.34   11/12/98   12/12/98   26.5
240-01     801177726   BROWN EARL P                    56,700.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   90.0
240-01     801178278   RALPH MONIQUE                   62,500.00   11/07/98   10/07/13   179.18   10/07/98   11/07/98   75.2
240-01     801178765   GALLEGOS FRANK E                17,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   84.7
240-01     801178963   PETRO ALBERT M                 231,200.00   11/05/98   10/05/28   359.11   10/05/98   11/05/98   80.0
240-01     801179003   ACKLEY JANICE LOUISE            35,000.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   80.9
240-01     801179250   STEWART RANDY J                100,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   79.5
240-01     801179946   CARTER JOHN BRADLEY             13,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   79.7
240-01     801180043   PRINCE MARY ANN                 42,400.00   11/06/98   10/06/28   359.15   10/06/98   11/06/98   80.0
240-01     801180209   SIMONS CHRISTOPHE D             24,032.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   84.8
240-01     801180381   BRYANT THEODORE W               25,881.99   12/01/98   11/01/13   180.00   01/01/99   02/01/99   61.0
240-01     801180563   HURD MILLARD D                  22,950.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   79.9
240-01     801180894   CALLIS JOHN A                   15,000.00   11/06/98   10/06/13   179.15   10/06/98   11/06/98   74.5
240-01     801181686   JONES LORETTA                   40,800.00   11/27/98   10/27/28   359.84   10/27/98   11/27/98   80.0
240-01     801181801   FEENEY LISA M                   25,600.00   11/01/98   10/01/28   359.00   10/01/98   11/01/98   80.0
240-01     801182254   MARTIN JOHN                     22,700.00   11/15/98   10/15/13   179.44   10/15/98   11/15/98   84.9
240-01     801182296   COLLINS CORA                    58,000.00   11/07/98   10/07/13   179.18   10/07/98   11/07/98   79.8
240-01     801182593   WILSON FRANCES M                63,700.00   11/15/98   10/15/28   359.44   10/15/98   11/15/98   74.9
240-01     801183138   VANDER VEUR JARED C             52,500.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   90.0
240-01     801183641   ROTHE NORMAN D                 104,550.00   12/01/98   11/01/28   360.00   11/01/98   12/01/98   85.0
240-01     801183781   BATRONY TERRY L                 37,600.00   11/24/98   10/24/13   179.74   10/24/98   11/24/98   80.0
240-01     801184110   SIMPSON PAUL DAVID               6,800.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   85.0
240-01     801184698   MATTHEWS TERESA D               16,000.00   11/20/98   10/20/13   179.61   10/20/98   11/20/98   79.0
240-01     801185117   COLLINS JESSIE B                24,000.00   11/21/98   10/21/13   179.64   10/21/98   11/21/98   80.0
240-01     801185166   SANTANA LUIS A                 144,000.00   11/15/98   10/15/13   179.44   10/15/98   11/15/98   80.0
240-01     801185505   PETERS ALAN J                   18,400.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   85.0

                                                     Current       Scheduled
                                                     Mortgage       Payment
Pool ID   Account      Name                            Rate       Int & Prin
-----------------------------------------------------------------------------
240-01     801171190   WAGNER LINDA L                 12.900           519.84
240-01     801171323   TRIPP JOHNNY BROOKS            10.150           823.80
240-01     801171448   BRONSTAD WILLIAM E             12.850           156.92
240-01     801171547   COLE BENNIE C                  12.750           230.76
240-01     801172040   WOJDA JADWIGA                  11.990           501.95
240-01     801172263   GRAY JOHNNY                     7.650         2,030.63
240-01     801172404   BRAXTON WILLIAM KENT            8.200           169.99
240-01     801172420   BLANCHARD JAMES J              13.100           251.82
240-01     801172628   TRUJILLO RALPH C               11.100           285.72
240-01     801172735   DENNEY MARILYN L               10.650           442.34
240-01     801172883   JORGENSEN LOREN D              11.700           236.67
240-01     801173022   MRDELJA BRANKO                 13.000         1,233.41
240-01     801173139   SMITH STEPHEN P                 8.500           295.42
240-01     801173337   MOORE DARE E                   12.900         1,318.07
240-01     801173535   DIXON JOSEPH D                 10.900           661.34
240-01     801173592   WATKINS FRANCES                 7.750           737.90
240-01     801173758   BOREHAM WANDA                  10.350           167.62
240-01     801173782   RICHMOND TONI                  12.350           242.72
240-01     801173881   RIVET SHARON I                  9.600           530.35
240-01     801173980   MASON MICHAEL S                 9.750           161.25
240-01     801174004   FRANCISCO YNGRID               10.350           894.51
240-01     801174145   JOHNSON T MARK                 10.400           164.88
240-01     801174327   FOSTER GREGORY C               11.850           292.87
240-01     801174541   BEATTY RICHARD F               10.650           268.93
240-01     801174624   GALBERT MICHAEL W              11.300           584.24
240-01     801175126   ROBICHAUD MICHAEL J            11.300           233.04
240-01     801175258   RYAN JAMES E                    8.900           252.08
240-01     801175308   GREICO GERARD J                 8.400         2,666.43
240-01     801175456   ROSENDAHL GORAN                11.350         1,197.15
240-01     801175720   MANCHESTER M REALTY LLC        11.600        11,158.27
240-01     801175837   CADE JUDY LOU BRYANT           11.250           610.92
240-01     801176512   RICHARD RAYMOND                 8.500           248.43
240-01     801176579   ANDERSON PENNY MARIE            9.850           225.59
240-01     801176744   SCHERTZ MATTHEW R              10.400           208.22
240-01     801177213   ARMSTRONG ARTHUR M              8.600           510.62
240-01     801177254   FLYTHE STANLEY JR              12.850           652.31
240-01     801177403   GAMBILL LELA MAY                9.500           135.75
240-01     801177726   BROWN EARL P                   11.700           669.59
240-01     801178278   RALPH MONIQUE                  11.350           611.79
240-01     801178765   GALLEGOS FRANK E               10.650           157.42
240-01     801178963   PETRO ALBERT M                 12.200         2,413.80
240-01     801179003   ACKLEY JANICE LOUISE           11.400           343.93
240-01     801179250   STEWART RANDY J                11.550           994.11
240-01     801179946   CARTER JOHN BRADLEY            13.100           165.34
240-01     801180043   PRINCE MARY ANN                12.100           439.40
240-01     801180209   SIMONS CHRISTOPHE D            11.850           286.11
240-01     801180381   BRYANT THEODORE W              10.600           289.02
240-01     801180563   HURD MILLARD D                 10.350           226.82
240-01     801180894   CALLIS JOHN A                  11.000           170.49
240-01     801181686   JONES LORETTA                  12.600           438.61
240-01     801181801   FEENEY LISA M                  13.480           292.82
240-01     801182254   MARTIN JOHN                    11.450           223.94
240-01     801182296   COLLINS CORA                   11.700           684.94
240-01     801182593   WILSON FRANCES M               12.600           684.79
240-01     801183138   VANDER VEUR JARED C            10.400           520.63
240-01     801183641   ROTHE NORMAN D                  8.400           796.50
240-01     801183781   BATRONY TERRY L                12.600           404.21
240-01     801184110   SIMPSON PAUL DAVID             12.350            76.54
240-01     801184698   MATTHEWS TERESA D               9.400           166.11
240-01     801185117   COLLINS JESSIE B               12.700           298.94
240-01     801185166   SANTANA LUIS A                 10.850         1,355.05
240-01     801185505   PETERS ALAN J                  11.600           197.49

ALLIANCE FUNDING                                                PAGE 9  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                      SALE SCHEDULE - GROUP 1, SUB-POOL II
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                               Principal
                                                                                                      Zip     Balance at
Pool ID   Account      Name                        Address                      City          State   Code    Origination
---------------------------------------------------------------------------------------------------------------------------
240-01     801186024   WESTFORD KEITH              58 BENBURB STREET            AMITYVILLE    NY      11701       89,000.00
240-01     801186057   MACON FLOSSIE               11732 GARNERS FERRY ROAD     EASTOVER      SC      29044       15,000.00
240-01     801186131   LUDWIG THOMAS W             60 PINEHURST AVENUE          CHEEKTOWAGA   NY      14225       21,150.00
240-01     801186495   MILLER TERESA PACIFICI      163 MORNING SIDE DRIVE       ASHEVILLE     NC      28806      118,405.00
240-01     801186776   CARNEY DIANE                5876 LINCOLN ROAD            VENICE        FL      34293       58,010.00
240-01     801187238   MARTINEZ BARBARA J          4731 KEITH CIRCLE            PUEBLO        CO      80916       13,000.00
240-01     801187295   WENTZ H THOMAS              905 EAST CANYON ROAD         LOGAN         UT      84321       25,400.00
240-01     801187683   LOWERY GEORGE W             3624 LANDER ROAD             JEFFERSON     MD      21755      129,600.00
240-01     801188053   LARKINS JAMES M             1810 KALORAMA RD NW #2-A     WASHINGTON    DC      20009      171,980.00
240-01     801188632   IVERY LINDA                 293 WILDER ROAD              BENNETSVILL   SC      29512       56,700.00
240-01     801189424   PLANT LYNDIN R              1250 SOUTH 900 WEST          SALT LAKE C   UT      84104       13,200.00
240-01     801189861   AKINLEMIBOLA JOSIAH O       1118- 20 NORTH PARKER AVE    INDIANAPOLI   IN      46222       31,500.00
240-01     801189986   HILLIARD MILLIE ANNETTE     83 LAKE ELLEN SHORES DRIVE   CRAWFORDVIL   FL      32327       48,000.00
240-01     801190505   MAHURIN FRANKLIN D          1309 1311 N TUXEDO           INDPLS        IN      46201       28,700.00
240-01     801190562   HAUSLER JOHN                1 SHERWOOD DRIVE             EAST ISLIP    NY      11730       40,000.00
240-01     801190646   OIESTAD SUSAN C             2200 BROADWATERS ROAD        CUTCHOGUE     NY      11935      175,750.00
240-01     801191362   BROSKO GEORGE C             RD 1 BOX 187                 NEW ALEXAND   PA      15670       50,500.00
240-01     801191610   NELSON MICHAEL              88 HALLSWAY LANE             BISHOPVILLE   SC      29010       78,300.00
240-01     801191891   MENDIZABAL ERNESTO          550 52ND STREET              BROOKLYN      NY      11220      170,000.00
240-01     801191933   CHAPPELL GLENNA L           3905 JOE WILLIAMS ROAD       KINSTON       NC      28501       24,000.00
240-01     801192832   SCHMIDT MARIE E             9 LAWNSIDE DRIVE             HICKSVILLE    NY      11801       54,000.00
240-01     801193194   EDWARDS HATTIE MAE          1522 1524 WOODS STREET       JACKSONVILL   FL      32225       27,000.00
240-01     801193368   RHODES LEE W                5669 RAINBOW DRIVE           BOKEELIA      FL      33922       57,600.00
240-01     801193590   GALLEGOS JOE R              3705 WEST GRAMBLING DRIVE    DENVER        CO      80236       35,000.00
240-01     801193954   LEDESMA JOSE S              1950 EAST YALE STREET        PHOENIX       AZ      85006       70,400.00
240-01     801194168   JENKINS NORMAN C            2901 N RUCKLE  ST            INDIANAPOLI   IN      46208       51,600.00
240-01     801194275   STOUT MICHAEL J             14121 93RD AVENUE SOUTHEAS   YELM          WA      98597       25,603.00
240-01     801194671   FUGGETTA CHARLES F          1299 ATOKA DRIVE             COLORADO SP   CO      80915       16,600.00
240-01     801194713   CHACON LAUREL K             1100 BIRCH STREET            GILCREST      CO      80623       11,500.00
240-01     801195363   POWELL LAISHA               382 LESLIE STREET            NEWARK        NJ      07105       93,500.00
240-01     801195785   EMME WILLIAM                11 WEST AVENUE               LAWRENCE      NY      11559      111,400.00
240-01     801196064   JAMES THEODORE JR           155R NIANTIC RIVER ROAD      WATERFORD     CT      06385       17,600.00
240-01     801196676   ROMANINI RAYMOND A          1224 HANCOCK BRIDGE PKWY     CAPE CORAL    FL      33950       20,206.00
240-01     801196718   REGESTER DAVID A            321 EAST BOWMAN              WOODLAND PK   CO      80863       33,100.00
240-01     801197211   HESS VIOLA A                12233 SPOTTSWOOD DRIVE       RIVERVIEW     FL      33569       34,000.00
240-01     801197310   GAY FRANCOIS                74-8TH AVENUE                HUNTINGTON    NY      11746      120,000.00
240-01     801197591   FOLATKO JUNE F              1500 POPHAM DRIVE #C23       FORT MYERS    FL      33919       45,600.00
240-01     801198086   WRIGHT GARY M               405 HERSHAM COURT            ROSEVILLE     CA      95661       55,000.00
240-01     801198193   SILVA WILLIAM L JR          5292 LOUIS LANE              MIDDLEBURG    FL      32068       45,000.00
240-01     801198359   MCLEOD ROSALINE             275 JEFFERSON AVENUE         BROOKLYN      NY      11225      168,000.00
240-01     801199209   COPE JAMES A                91-93 NORTH CENTRAL AVENUE   COLUMBUS      OH      43222       58,400.00
240-01     801199241   PANDO JOHN I                947 ORANGE BLOSSOM LANE      FORT MYERS    FL      33903       12,000.00
240-01     801199258   COPE JIM A                  95 97 NORTH CENTRAL AVE      COLUMBUS      OH      04322       53,600.00
240-01     801199514   COPE JAMES A                161163 NORTH CENTRAL AVE     COLUMBUS      OH      43222       53,600.00
240-01     801199613   COPE JAMES A                99-101 NORTH CENTRAL AVE     COLUMBUS      OH      43222       56,000.00
240-01     801199654   COPE JAMES A                189191 NORTH CENTRAL AVE     COLUMBUS      OH      43222       51,200.00
240-01     801199662   SAMI ELSY                   16 ARCH STREET               PROVIDENCE    RI      02907       85,500.00
240-01     801200569   MULLER DALE D               1932 CHAPEL HILL RD          SILVER SPRI   MD      20906       38,082.00
240-01     801200635   WOODWARD PAULA K            2 RR 2 BOX 26 B              SPENCER       IN      47460       39,000.00
240-01     801200916   BOYD ISAAC LEONARD JR       531 KNIGHTS HILL ROAD        CAMDEN        SC      29020       50,150.00
240-01     801201310   MCLEOD ROSALINE             663 FLATBUSH AVENUE          BROOKLYN      NY      11225      200,000.00
240-01     801201435   CASIAS SHIRLEY ANN          HCR 73 BOX 534               SAN JOSE      NM      87565       53,400.00
240-01     801202342   KELLEY BRIAN P              7210 COUNTY ROAD 647         BUSHNELL      FL      33513       35,200.00
240-01     801203084   EID JEAN                    23 NEWARK BAY COURT          BAYONNE       NJ      07002       99,000.00
240-01     801203100   TUOHY ROBERT V              5605 HELMSDALE LANE          ALEXANDRIA    VA      22315       67,000.00
240-01     801203589   LOWE FREDDIE D              9335 SCENIC DRIVE            NASHPORT      OH      43830       77,000.00
240-01     801203720   ROBINSON ROBERT M           2179 JACKSON AVENUE          NAPLES        FL      34112       79,100.00
240-01     801203746   ROBINSON ROBERT M           2294-96 SPRUCE STREET        NAPLES        FL      34112       65,600.00
240-01     801203860   BRYON DONALD L              18624 COUNTY LINE ROAD       SPRING HILL   FL      34610       35,325.00
240-01     801204272   MAN SI YAN A                15 BEEMAN ROAD               PEABODY       MA      01960       80,877.00
240-01     801204314   STROM AARON J               1723 WEST PATTERSON STREET   TAMPA         FL      33604       15,900.00
240-01     801204454   PIEHL ERIC                  914 18TH STREET SOUTHWEST    LARGO         FL      33770       14,000.00

                                                     Cut-off Date   First                                              Original
                                                       Principal   Payment    Maturity   Rem      Paid thru    Date      LTV
Pool ID   Account      Name                             Balance     Date        Date     Term        Date      Due      Ratio
-------------------------------------------------------------------------------------------------------------------------------
240-01     801186024   WESTFORD KEITH                  89,000.00   11/26/98   10/26/28   359.80   10/26/98   11/26/98   80.9
240-01     801186057   MACON FLOSSIE                   15,000.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   32.9
240-01     801186131   LUDWIG THOMAS W                 21,150.00   11/15/98   10/15/18   239.44   10/15/98   11/15/98   74.9
240-01     801186495   MILLER TERESA PACIFICI         118,405.00   11/20/98   10/20/28   359.61   10/20/98   11/20/98   85.0
240-01     801186776   CARNEY DIANE                    58,010.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   89.5
240-01     801187238   MARTINEZ BARBARA J              13,000.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   65.3
240-01     801187295   WENTZ H THOMAS                  25,400.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   89.9
240-01     801187683   LOWERY GEORGE W                129,600.00   12/01/98   11/01/28   360.00   11/01/98   12/01/98   80.0
240-01     801188053   LARKINS JAMES M                171,980.00   11/13/98   10/13/13   179.38   10/13/98   11/13/98   84.3
240-01     801188632   IVERY LINDA                     56,700.00   11/19/98   10/19/18   239.57   10/19/98   11/19/98   90.0
240-01     801189424   PLANT LYNDIN R                  13,200.00   01/01/99   12/01/18   241.00   12/01/98   01/01/99   90.0
240-01     801189861   AKINLEMIBOLA JOSIAH O           31,500.00   11/02/98   10/02/28   359.01   10/02/98   11/02/98   75.0
240-01     801189986   HILLIARD MILLIE ANNETTE         48,000.00   11/27/98   10/27/18   239.84   10/27/98   11/27/98   85.7
240-01     801190505   MAHURIN FRANKLIN D              28,700.00   11/16/98   10/16/28   359.47   10/16/98   11/16/98   70.0
240-01     801190562   HAUSLER JOHN                    40,000.00   12/02/98   11/02/18   240.03   11/02/98   12/02/98   89.5
240-01     801190646   OIESTAD SUSAN C                175,750.00   11/15/98   10/15/18   239.44   10/15/98   11/15/98   84.9
240-01     801191362   BROSKO GEORGE C                 50,500.00   11/06/98   10/06/13   179.15   10/06/98   11/06/98   78.6
240-01     801191610   NELSON MICHAEL                  78,300.00   12/01/98   11/01/28   360.00   11/01/98   12/01/98   90.0
240-01     801191891   MENDIZABAL ERNESTO             170,000.00   10/16/98   09/16/28   358.49   10/16/98   11/16/98   77.2
240-01     801191933   CHAPPELL GLENNA L               24,000.00   11/09/98   10/09/18   239.24   10/09/98   11/09/98   80.0
240-01     801192832   SCHMIDT MARIE E                 54,000.00   11/28/98   10/28/18   239.87   10/28/98   11/28/98   85.9
240-01     801193194   EDWARDS HATTIE MAE              27,000.00   11/26/98   10/26/13   179.80   10/26/98   11/26/98   50.0
240-01     801193368   RHODES LEE W                    57,600.00   11/14/98   10/14/18   239.41   10/14/98   11/14/98   90.0
240-01     801193590   GALLEGOS JOE R                  35,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   88.2
240-01     801193954   LEDESMA JOSE S                  70,321.58   11/01/98   10/01/13   179.00   11/01/98   12/01/98   80.0
240-01     801194168   JENKINS NORMAN C                51,600.00   11/16/98   10/16/28   359.47   10/16/98   11/16/98   80.0
240-01     801194275   STOUT MICHAEL J                 25,603.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   84.9
240-01     801194671   FUGGETTA CHARLES F              16,600.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   82.2
240-01     801194713   CHACON LAUREL K                 11,500.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   59.2
240-01     801195363   POWELL LAISHA                   93,500.00   11/09/98   10/09/13   179.24   10/09/98   11/09/98   85.0
240-01     801195785   EMME WILLIAM                   111,400.00   11/16/98   10/16/18   239.47   10/16/98   11/16/98   85.6
240-01     801196064   JAMES THEODORE JR               17,600.00   11/23/98   10/23/18   239.70   10/23/98   11/23/98   84.9
240-01     801196676   ROMANINI RAYMOND A              20,206.00   11/14/98   10/14/13   179.41   10/14/98   11/14/98   80.0
240-01     801196718   REGESTER DAVID A                33,100.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   89.9
240-01     801197211   HESS VIOLA A                    34,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   85.0
240-01     801197310   GAY FRANCOIS                   120,000.00   11/19/98   10/19/28   359.57   10/19/98   11/19/98   85.7
240-01     801197591   FOLATKO JUNE F                  45,600.00   11/20/98   10/20/18   239.61   10/20/98   11/20/98   78.6
240-01     801198086   WRIGHT GARY M                   54,844.57   11/01/98   10/01/13   179.00   11/01/98   12/01/98   87.2
240-01     801198193   SILVA WILLIAM L JR              45,000.00   11/19/98   10/19/13   179.57   10/19/98   11/19/98   75.0
240-01     801198359   MCLEOD ROSALINE                168,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   70.0
240-01     801199209   COPE JAMES A                    58,400.00   11/07/98   10/07/13   179.18   10/07/98   11/07/98   80.0
240-01     801199241   PANDO JOHN I                    12,000.00   11/20/98   10/20/13   179.61   10/20/98   11/20/98   85.9
240-01     801199258   COPE JIM A                      53,600.00   11/07/98   10/07/13   179.18   10/07/98   11/07/98   80.0
240-01     801199514   COPE JAMES A                    53,600.00   11/06/98   10/06/13   179.15   10/06/98   11/06/98   80.0
240-01     801199613   COPE JAMES A                    56,000.00   11/07/98   10/07/13   179.18   10/07/98   11/07/98   80.0
240-01     801199654   COPE JAMES A                    51,200.00   11/07/98   10/07/13   179.18   10/07/98   11/07/98   80.0
240-01     801199662   SAMI ELSY                       85,500.00   11/23/98   10/23/13   179.70   10/23/98   11/23/98   90.0
240-01     801200569   MULLER DALE D                   38,082.00   11/21/98   10/21/13   179.64   10/21/98   11/21/98   85.9
240-01     801200635   WOODWARD PAULA K                39,000.00   11/09/98   10/09/13   179.24   10/09/98   11/09/98   60.0
240-01     801200916   BOYD ISAAC LEONARD JR           50,150.00   11/21/98   10/21/18   239.64   10/21/98   11/21/98   85.0
240-01     801201310   MCLEOD ROSALINE                200,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   70.1
240-01     801201435   CASIAS SHIRLEY ANN              53,400.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   60.0
240-01     801202342   KELLEY BRIAN P                  35,200.00   11/28/98   10/28/13   179.87   10/28/98   11/28/98   76.5
240-01     801203084   EID JEAN                        99,000.00   11/09/98   10/09/28   359.24   10/09/98   11/09/98   90.0
240-01     801203100   TUOHY ROBERT V                  67,000.00   11/19/98   10/19/13   179.57   10/19/98   11/19/98   89.1
240-01     801203589   LOWE FREDDIE D                  77,000.00   11/27/98   10/27/13   179.84   10/27/98   11/27/98   60.1
240-01     801203720   ROBINSON ROBERT M               79,100.00   11/10/98   10/10/18   239.28   10/10/98   11/10/98   70.0
240-01     801203746   ROBINSON ROBERT M               65,600.00   11/10/98   10/10/18   239.28   10/10/98   11/10/98   80.0
240-01     801203860   BRYON DONALD L                  35,325.00   11/19/98   10/19/13   179.57   10/19/98   11/19/98   75.0
240-01     801204272   MAN SI YAN A                    80,877.00   11/23/98   10/23/13   179.70   10/23/98   11/23/98   90.0
240-01     801204314   STROM AARON J                   15,900.00   11/28/98   10/28/13   179.87   10/28/98   11/28/98   88.7
240-01     801204454   PIEHL ERIC                      14,000.00   11/21/98   10/21/13   179.64   10/21/98   11/21/98   79.5

                                                     Current       Scheduled
                                                     Mortgage       Payment
Pool ID   Account      Name                            Rate       Int & Prin
-----------------------------------------------------------------------------
240-01     801186024   WESTFORD KEITH                  7.500           622.30
240-01     801186057   MACON FLOSSIE                  10.350           164.42
240-01     801186131   LUDWIG THOMAS W                11.700           228.47
240-01     801186495   MILLER TERESA PACIFICI          7.750           848.27
240-01     801186776   CARNEY DIANE                   11.700           583.34
240-01     801187238   MARTINEZ BARBARA J             10.850           132.86
240-01     801187295   WENTZ H THOMAS                 11.450           250.57
240-01     801187683   LOWERY GEORGE W                 7.750           928.47
240-01     801188053   LARKINS JAMES M                10.400         1,560.32
240-01     801188632   IVERY LINDA                    10.650           571.81
240-01     801189424   PLANT LYNDIN R                 10.900           135.35
240-01     801189861   AKINLEMIBOLA JOSIAH O          11.500           311.94
240-01     801189986   HILLIARD MILLIE ANNETTE         9.400           444.29
240-01     801190505   MAHURIN FRANKLIN D             11.100           275.49
240-01     801190562   HAUSLER JOHN                   10.400           396.67
240-01     801190646   OIESTAD SUSAN C                11.600         1,886.37
240-01     801191362   BROSKO GEORGE C                11.450           588.33
240-01     801191610   NELSON MICHAEL                 10.625           723.57
240-01     801191891   MENDIZABAL ERNESTO              9.700         1,454.32
240-01     801191933   CHAPPELL GLENNA L              12.950           280.32
240-01     801192832   SCHMIDT MARIE E                 9.150           491.07
240-01     801193194   EDWARDS HATTIE MAE              9.150           276.27
240-01     801193368   RHODES LEE W                   10.150           561.59
240-01     801193590   GALLEGOS JOE R                 10.150           379.33
240-01     801193954   LEDESMA JOSE S                  9.700           602.27
240-01     801194168   JENKINS NORMAN C                9.250           424.50
240-01     801194275   STOUT MICHAEL J                11.600           274.80
240-01     801194671   FUGGETTA CHARLES F              9.650           141.40
240-01     801194713   CHACON LAUREL K                 9.600           120.78
240-01     801195363   POWELL LAISHA                  13.000         1,034.30
240-01     801195785   EMME WILLIAM                   11.250         1,168.87
240-01     801196064   JAMES THEODORE JR              12.650           201.82
240-01     801196676   ROMANINI RAYMOND A             12.350           247.07
240-01     801196718   REGESTER DAVID A               10.400           300.31
240-01     801197211   HESS VIOLA A                   11.000           386.44
240-01     801197310   GAY FRANCOIS                    8.000           880.52
240-01     801197591   FOLATKO JUNE F                  8.000           381.42
240-01     801198086   WRIGHT GARY M                  10.550           505.17
240-01     801198193   SILVA WILLIAM L JR             11.750           532.86
240-01     801198359   MCLEOD ROSALINE                12.950         2,120.08
240-01     801199209   COPE JAMES A                    9.900           508.19
240-01     801199241   PANDO JOHN I                   11.200           137.91
240-01     801199258   COPE JIM A                      9.900           466.42
240-01     801199514   COPE JAMES A                    9.900           466.42
240-01     801199613   COPE JAMES A                    9.900           487.31
240-01     801199654   COPE JAMES A                    9.900           445.54
240-01     801199662   SAMI ELSY                      10.400           775.72
240-01     801200569   MULLER DALE D                  11.100           365.54
240-01     801200635   WOODWARD PAULA K                9.650           410.78
240-01     801200916   BOYD ISAAC LEONARD JR          12.000           552.19
240-01     801201310   MCLEOD ROSALINE                12.950         2,523.91
240-01     801201435   CASIAS SHIRLEY ANN             10.500           590.28
240-01     801202342   KELLEY BRIAN P                 10.750           394.57
240-01     801203084   EID JEAN                        9.750           850.56
240-01     801203100   TUOHY ROBERT V                 10.650           620.40
240-01     801203589   LOWE FREDDIE D                  7.650           546.33
240-01     801203720   ROBINSON ROBERT M               8.650           693.98
240-01     801203746   ROBINSON ROBERT M               9.400           607.20
240-01     801203860   BRYON DONALD L                 12.500           435.39
240-01     801204272   MAN SI YAN A                   10.500           739.81
240-01     801204314   STROM AARON J                  10.650           177.24
240-01     801204454   PIEHL ERIC                     11.600           164.44

ALLIANCE FUNDING                                                PAGE 10 11/24/98
A DIVISION OF SUPERIOR BANK FSB

                      SALE SCHEDULE - GROUP 1, SUB-POOL II
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                               Principal
                                                                                                      Zip     Balance at
Pool ID   Account      Name                        Address                      City          State   Code    Origination
---------------------------------------------------------------------------------------------------------------------------
240-01     801204504   REED ROBERT J               2928 EAST PLEASANT AVENUE    EDEN          NY      14057       40,000.00
240-01     801204850   KLECZ STEVEN J              5727 NORTH COUNTY ROAD 200   FRANKFORT     IN      46401       33,150.00
240-01     801204967   LERO STEINAR                8215 TARSIER AVENUE          NEW PORT RI   FL      34653       13,000.00
240-01     801205089   BRUNO MARY E                5520 NORTH 4TH AVENUE        PHOENIX       AZ      85013       27,500.00
240-01     801205451   HOUSER BRETT W              2815 UTE DRIVE               COLORADO SP   CO      80907       13,400.00
240-01     801205550   HUNTER BUDD JR              4020 CHENANGO DRIVE          COLORADO SP   CO      80911       29,900.00
240-01     801205576   SCHIFFBAUER MARTIN WAYNE    856 COUNTY ROAD 175          CRAIG         CO      81625       37,400.00
240-01     801205998   KOUSIS STYLIANOS            2054 EAST 27TH STREET        BROOKLYN      NY      11229       33,000.00
240-01     801206616   NICHOLSON JOHN PAUL JR      146 HEISEY AVENUE            RHEEMS        PA      17570       19,000.00
240-01     801206921   TORRES MARIA                2258 CLIFFORD STREET         FORT MYERS    FL      33901       40,000.00
240-01     801207580   MILLIES WAYNE O             2770 CAMINO VENADILLO        SAN RAMON     CA      94583       45,500.00
240-01     801207648   SEVY DAVID H                4058 SOUTH REDHAWK ROAD      WEST VALLEY   UT      84119       29,500.00
240-01     801208158   ARNOLD FRANK L              3301 21ST AVENUE SOUTHWEST   NAPLES        FL      34117       69,000.00
240-01     801208166   ELLIOTT TRACY L             41567 MCKENZIE HIGHWAY       SPRINGFIELD   OR      97478       20,700.00
240-01     801208380   FLOURNOY DOLORES J          8102 200TH STREET SW         EDMONDS       WA      98026       28,800.00
240-01     801208554   WINKLER JOE A               1339 15TH STREET             PENROSE       CO      81240       13,000.00
240-01     801209107   KOBESKY ANTHONY             1310 WEST LOCUST STREET      SCRANTON      PA      18504       77,400.00
240-01     801209909   MCCORMICK DOROTHY D         3681 1ST AVENUE NORTHWEST    NAPLES        FL      34120      140,000.00
240-01     801210196   CARLSON P MARTHA            33 HORSESHOE ROAD            GUILFORD      CT      06437       50,000.00
240-01     801210287   COYT JOSE                   125 OAK STREET               PORT CHESTE   NY      10573      202,500.00
240-01     801210329   HURELL JOE                  214 BRYANT ROAD              GEORGETOWN    SC      29440       40,800.00
240-01     801210535   FORSBERG JASON A            2840 SOUTHEAST 170TH LANE    SUMMERFIELD   FL      34491       32,000.00
240-01     801211095   PELLEGRINO DAVID            16 SPENCER STREET            PROVIDENCE    RI      02909       62,910.00
240-01     801211665   BARAJAS PEDRO               1745 W CHICAGO AVE           CHICAGO       IL      60622      100,000.00
240-01     801212366   STIPANOVIC RADOVAN          1573 SOUTH JOHNSON COURT     LAKEWOOD      CO      80232       62,500.00
240-01     801212804   PIKE JOY L                  11389 102ND AVENUE NORTH     LARGO         FL      33778       97,000.00
240-01     801214057   NORTON ANNETTE MARIE        1290 ANDERSON STREET         DELTONA       FL      32725       10,000.00
240-01     801214321   BALLINGER LINDA             320 RAILROAD AVENUE          LEXINGTON     SC      29072       79,200.00
240-01     801214735   CARDENAS JOSE T             811 E MICHELLE DRIVE         PHOENIX       AZ      85022       26,000.00
240-01     801215120   KRUPA DAVID C               901 LYNWOOD COURT            CRANBERRY     PA      16066       31,825.00
240-01     801215757   SWANK HARRIETT A            4127 ZUNI STREET             DENVER        CO      80211       11,500.00
240-01     801215831   GUNNING STEPHANIE L         923 SUNRISE DRIVE            GASTONIA      NC      28054       36,632.00
240-01     801216037   MORTON MICHAEL K            2066 WOODS RD                BENSON        NC      27504       71,400.00
240-01     801218710   SPIRES OBEARY N             3805 NE MALLORY AVENUE       PORTLAND      OR      97212       32,072.00
240-01     801222100   MORGAN FRANK D              10208 ANDORA                 EAST ROCHES   OH      44625       43,400.00
240-01     801222597   BISHOP DAROLD G JR          2860 CRYSTAL RIDGE DR        DACULA        GA      30019       11,800.00
240-01     801222811   YOUSIF ANTAR                2175 ORCHARD ST              FERNDALE      MI      48220       57,400.00
240-01     801223322   GARCIA PABLO                5521 NORTH 72ND AVENUE       PHOENIX       AZ      85303       67,950.00
240-01     801224064   ROJAS LUIS                  357 OASIS PARK ROAD          FORT MYERS    FL      33905       31,200.00
240-01     801224445   BOUTIN ROGER P              4616 SOUTHWEST 14TH PLACE    CAPE CORAL    FL      33914       23,229.00
240-01     801224965   RUIZCALDERON RAINA K        1516 MAYO STREET             HOLLYWOOD     FL      33020       27,800.00
240-01     801225483   WAITE JUDITH D              3131 GOLDNER STREET          PLACERVILLE   CA      95667       27,750.00
240-01     801226515   APODACA THEODORE R          405 ALMA AVENUE              PUEBLO        CO      81004       10,000.00
240-01     801226531   HAMEL JOSEPH P              6016 EAST SURREY AVENUE      PHOENIX       AZ      85254       43,100.00
240-01     801227489   SEDLER BARRY D              4339 FREEMANSBURG AVENUE     BETHLEHEM     PA      18021       40,000.00
240-01     801231515   NESS DAVID R                1040 WYNDSONG DRIVE          YORK          PA      17403      132,000.00
240-01     801231614   THOMPSON ANDREW             125 BROOKSTONE ROAD          SANTEE        SC      29142       56,950.00
240-01     801233115   WARNER BRENDA H             463 FLANDERS ROAD            DAHLONEGA     GA      30533       54,500.00
240-01     801233370   COURTNEY BRUCE              6432 WEST MANGO LANE         CRYSTAL RIV   FL      34429       27,000.00
240-01     801235698   SMITH RODNEY E              653 FAIRCLOTH                CHATTAHOOCH   FL      32324      132,000.00
240-01     801235847   KELLY MARY S                14712 SEMINOLE TRAIL         SEMINOLE      FL      33776       41,500.00
240-01     801236845   SMITH DAVID CARLSON         806 LOS LOVATOS              SANTA FE      NM      87501       75,000.00
240-01     801237389   BOYNTON KELLOGG             420 ORPHEUS AVENUE           ENCINITAS     CA      92024       82,000.00
240-01     801238015   MASSAAD JOSEPH              5882 NW 178TH AVENUE         PORTLAND      OR      97229       20,150.00
240-01     801241928   VILLAVICENCI HENRY G        1609 ITHACA COURT            LONGMONT      CO      80503       39,000.00
240-01     801242264   TIMMERMAN PAUL G            1538 SOUTH GRANT AVENUE      TACOMA        WA      98405       26,474.00
240-01     801243908   SMALL COZETTA               278 TAYLOR FARM LANE         HENDERSON     NC      27536       76,800.00
240-01    8000007347   MELENDEZ BYR GLORIA         13715 PEBBLE WALK            SAN ANTONIO   TX      78217       30,000.00
          --------------------------------------                                                              -------------
                 616   Sale Total                                                                             38,837,411.00

240-31    8000016546   PEREZ FRANCISCO A           3840 SW 31CT                 HOLLYWOOD     FL      33140       30,900.00
240-31    8000018641   PATTERSON GWENDOLYN         4940 W RACE                  CHICAGO       IL      60644       66,400.00

                                                     Cut-off Date   First                                              Original
                                                       Principal   Payment    Maturity   Rem      Paid thru    Date      LTV
Pool ID   Account      Name                             Balance     Date        Date     Term        Date      Due      Ratio
-------------------------------------------------------------------------------------------------------------------------------
240-01     801204504   REED ROBERT J                   40,000.00   11/19/98   10/19/13   179.57   10/19/98   11/19/98   88.3
240-01     801204850   KLECZ STEVEN J                  33,150.00   11/27/98   10/27/13   179.84   10/27/98   11/27/98   89.9
240-01     801204967   LERO STEINAR                    13,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   85.2
240-01     801205089   BRUNO MARY E                    27,500.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   89.9
240-01     801205451   HOUSER BRETT W                  13,400.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   80.0
240-01     801205550   HUNTER BUDD JR                  29,900.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   75.1
240-01     801205576   SCHIFFBAUER MARTIN WAYNE        37,400.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   84.9
240-01     801205998   KOUSIS STYLIANOS                32,859.71   10/08/98   09/08/13   178.22   10/08/98   11/08/98   31.1
240-01     801206616   NICHOLSON JOHN PAUL JR          18,897.74   09/24/98   08/24/13   177.73   10/24/98   11/24/98   89.8
240-01     801206921   TORRES MARIA                    39,757.26   11/16/98   10/16/28   359.47   11/16/98   12/16/98   80.0
240-01     801207580   MILLIES WAYNE O                 45,500.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   68.7
240-01     801207648   SEVY DAVID H                    29,500.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   85.0
240-01     801208158   ARNOLD FRANK L                  69,000.00   11/19/98   10/19/13   179.57   10/19/98   11/19/98   46.6
240-01     801208166   ELLIOTT TRACY L                 20,700.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   90.0
240-01     801208380   FLOURNOY DOLORES J              28,800.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   85.0
240-01     801208554   WINKLER JOE A                   13,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   88.3
240-01     801209107   KOBESKY ANTHONY                 77,400.00   09/24/98   08/24/23   297.73   09/24/98   10/24/98   90.0
240-01     801209909   MCCORMICK DOROTHY D            140,000.00   11/19/98   10/19/13   179.57   10/19/98   11/19/98   80.0
240-01     801210196   CARLSON P MARTHA                50,000.00   11/28/98   10/28/13   179.87   10/28/98   11/28/98   79.4
240-01     801210287   COYT JOSE                      201,643.66   11/09/98   10/09/13   179.24   11/09/98   12/09/98   90.0
240-01     801210329   HURELL JOE                      40,800.00   11/26/98   10/26/18   239.80   10/26/98   11/26/98   85.0
240-01     801210535   FORSBERG JASON A                32,000.00   11/27/98   10/27/13   179.84   10/27/98   11/27/98   80.0
240-01     801211095   PELLEGRINO DAVID                62,910.00   11/21/98   10/21/13   179.64   10/21/98   11/21/98   90.0
240-01     801211665   BARAJAS PEDRO                  100,000.00   12/01/98   11/01/23   300.00   11/01/98   12/01/98   68.9
240-01     801212366   STIPANOVIC RADOVAN              62,500.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   84.9
240-01     801212804   PIKE JOY L                      97,000.00   11/19/98   10/19/13   179.57   10/19/98   11/19/98   69.2
240-01     801214057   NORTON ANNETTE MARIE            10,000.00   11/27/98   10/27/08   119.84   10/27/98   11/27/98   90.0
240-01     801214321   BALLINGER LINDA                 79,200.00   11/28/98   10/28/28   359.87   10/28/98   11/28/98   90.0
240-01     801214735   CARDENAS JOSE T                 26,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   89.8
240-01     801215120   KRUPA DAVID C                   31,825.00   11/26/98   10/26/13   179.80   10/26/98   11/26/98   84.0
240-01     801215757   SWANK HARRIETT A                11,500.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   70.9
240-01     801215831   GUNNING STEPHANIE L             36,632.00   11/21/98   10/21/18   239.64   10/21/98   11/21/98   89.9
240-01     801216037   MORTON MICHAEL K                71,373.84   11/23/98   10/23/18   239.70   10/23/98   11/23/98   85.0
240-01     801218710   SPIRES OBEARY N                 32,072.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   80.0
240-01     801222100   MORGAN FRANK D                  43,400.00   11/20/98   10/20/23   299.61   10/20/98   11/20/98   76.1
240-01     801222597   BISHOP DAROLD G JR              11,800.00   11/21/98   10/21/13   179.64   10/21/98   11/21/98   89.9
240-01     801222811   YOUSIF ANTAR                    57,400.00   11/22/98   10/22/13   179.67   10/22/98   11/22/98   89.7
240-01     801223322   GARCIA PABLO                    67,950.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   90.0
240-01     801224064   ROJAS LUIS                      31,200.00   11/23/98   10/23/13   179.70   10/23/98   11/23/98   80.0
240-01     801224445   BOUTIN ROGER P                  23,229.00   11/28/98   10/28/13   179.87   10/28/98   11/28/98   72.9
240-01     801224965   RUIZCALDERON RAINA K            27,800.00   11/28/98   10/28/18   239.87   10/28/98   11/28/98   79.9
240-01     801225483   WAITE JUDITH D                  27,750.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   77.0
240-01     801226515   APODACA THEODORE R              10,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   66.9
240-01     801226531   HAMEL JOSEPH P                  43,100.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   79.9
240-01     801227489   SEDLER BARRY D                  40,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   79.1
240-01     801231515   NESS DAVID R                   132,000.00   11/28/98   10/28/13   179.87   10/28/98   11/28/98   75.0
240-01     801231614   THOMPSON ANDREW                 56,950.00   11/26/98   10/26/28   359.80   10/26/98   11/26/98   85.0
240-01     801233115   WARNER BRENDA H                 54,500.00   11/22/98   10/22/18   239.67   10/22/98   11/22/98   75.6
240-01     801233370   COURTNEY BRUCE                  27,000.00   11/28/98   10/28/13   179.87   10/28/98   11/28/98   75.0
240-01     801235698   SMITH RODNEY E                 132,000.00   11/26/98   10/26/08   119.80   10/26/98   11/26/98   78.5
240-01     801235847   KELLY MARY S                    41,500.00   11/28/98   10/28/13   179.87   10/28/98   11/28/98   89.9
240-01     801236845   SMITH DAVID CARLSON             75,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   53.4
240-01     801237389   BOYNTON KELLOGG                 82,000.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   71.4
240-01     801238015   MASSAAD JOSEPH                  20,150.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   85.0
240-01     801241928   VILLAVICENCI HENRY G            39,000.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   85.0
240-01     801242264   TIMMERMAN PAUL G                26,474.00   12/01/98   11/01/18   240.00   11/01/98   12/01/98   84.9
240-01     801243908   SMALL COZETTA                   76,800.00   11/28/98   10/28/18   239.87   10/28/98   11/28/98   80.0
240-01    8000007347   MELENDEZ BYR GLORIA             30,000.00   11/19/98   10/19/13   179.57   10/19/98   11/19/98   74.5
          --------------------------------------   -------------                         -----------------              ----
                 616   Sale Total                  38,819,353.62                         236.70                         77.0

240-31    8000016546   PEREZ FRANCISCO A               30,900.00   11/15/98   10/15/13   179.44   10/15/98   11/15/98   89.8
240-31    8000018641   PATTERSON GWENDOLYN             66,400.00   10/28/98   09/28/28   358.88   09/28/98   10/28/98   80.9

                                                     Current       Scheduled
                                                     Mortgage       Payment
Pool ID   Account      Name                            Rate       Int & Prin
-----------------------------------------------------------------------------
240-01     801204504   REED ROBERT J                  10.600           444.64
240-01     801204850   KLECZ STEVEN J                 10.150           359.28
240-01     801204967   LERO STEINAR                   11.000           147.76
240-01     801205089   BRUNO MARY E                   10.950           311.71
240-01     801205451   HOUSER BRETT W                 13.100           170.43
240-01     801205550   HUNTER BUDD JR                 11.000           308.62
240-01     801205576   SCHIFFBAUER MARTIN WAYNE       11.500           436.90
240-01     801205998   KOUSIS STYLIANOS                8.600           326.90
240-01     801206616   NICHOLSON JOHN PAUL JR         11.350           220.15
240-01     801206921   TORRES MARIA                   11.350           391.54
240-01     801207580   MILLIES WAYNE O                 9.900           436.08
240-01     801207648   SEVY DAVID H                   11.550           293.27
240-01     801208158   ARNOLD FRANK L                  8.250           518.37
240-01     801208166   ELLIOTT TRACY L                10.400           205.28
240-01     801208380   FLOURNOY DOLORES J             11.100           276.45
240-01     801208554   WINKLER JOE A                  10.150           140.89
240-01     801209107   KOBESKY ANTHONY                10.200           714.28
240-01     801209909   MCCORMICK DOROTHY D             7.900         1,017.53
240-01     801210196   CARLSON P MARTHA               13.100           557.01
240-01     801210287   COYT JOSE                      10.400         1,837.22
240-01     801210329   HURELL JOE                     12.000           449.24
240-01     801210535   FORSBERG JASON A               11.150           366.73
240-01     801211095   PELLEGRINO DAVID               11.100           603.87
240-01     801211665   BARAJAS PEDRO                  11.600         1,023.79
240-01     801212366   STIPANOVIC RADOVAN             11.100           599.93
240-01     801212804   PIKE JOY L                      7.870           702.98
240-01     801214057   NORTON ANNETTE MARIE           10.650           135.78
240-01     801214321   BALLINGER LINDA                10.150           703.83
240-01     801214735   CARDENAS JOSE T                10.400           235.89
240-01     801215120   KRUPA DAVID C                  10.600           353.77
240-01     801215757   SWANK HARRIETT A               11.200           132.16
240-01     801215831   GUNNING STEPHANIE L            10.500           365.73
240-01     801216037   MORTON MICHAEL K               12.000           786.18
240-01     801218710   SPIRES OBEARY N                12.600           397.38
240-01     801222100   MORGAN FRANK D                 10.350           405.13
240-01     801222597   BISHOP DAROLD G JR             10.400           129.71
240-01     801222811   YOUSIF ANTAR                   10.500           634.50
240-01     801223322   GARCIA PABLO                    8.200           508.10
240-01     801224064   ROJAS LUIS                     11.400           362.49
240-01     801224445   BOUTIN ROGER P                 12.600           287.82
240-01     801224965   RUIZCALDERON RAINA K           12.350           312.91
240-01     801225483   WAITE JUDITH D                 12.250           290.79
240-01     801226515   APODACA THEODORE R             10.450           110.23
240-01     801226531   HAMEL JOSEPH P                 12.900           473.41
240-01     801227489   SEDLER BARRY D                 10.350           438.45
240-01     801231515   NESS DAVID R                    8.600         1,024.33
240-01     801231614   THOMPSON ANDREW                12.000           585.79
240-01     801233115   WARNER BRENDA H                 9.750           516.94
240-01     801233370   COURTNEY BRUCE                 10.500           298.46
240-01     801235698   SMITH RODNEY E                  7.900         1,594.56
240-01     801235847   KELLY MARY S                    9.750           439.64
240-01     801236845   SMITH DAVID CARLSON             9.400           778.65
240-01     801237389   BOYNTON KELLOGG                10.600           756.22
240-01     801238015   MASSAAD JOSEPH                 11.350           233.47
240-01     801241928   VILLAVICENCI HENRY G           10.650           393.31
240-01     801242264   TIMMERMAN PAUL G               10.150           258.12
240-01     801243908   SMALL COZETTA                  10.000           741.14
240-01    8000007347   MELENDEZ BYR GLORIA            13.940           398.31
          --------------------------------------   --------------------------
                 616   Sale Total                     10.693       386,837.16

240-31    8000016546   PEREZ FRANCISCO A              10.860           291.00
240-31    8000018641   PATTERSON GWENDOLYN             9.920           578.79

ALLIANCE FUNDING                                                PAGE 11 11/24/98
A DIVISION OF SUPERIOR BANK FSB

                      SALE SCHEDULE - GROUP 1, SUB-POOL II
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                               Principal
                                                                                                      Zip     Balance at
Pool ID   Account      Name                        Address                      City          State   Code    Origination
---------------------------------------------------------------------------------------------------------------------------
240-31    8000019680   WILLIAMS JAMES              ROUTE 7 BOX 1235             CENTER        TX      75935       32,000.00
240-31    8000021181   SOUTHALL VIRGIL S           1516 GREENLAKE DR            AURORA        IL      60504      291,500.00
240-31    8000023138   RICO DALE C                 513 KINGS GATE ROAD          WILLOW PARK   TX      76087       24,900.00
240-31    8000025521   BERSHADSKY JACK             1117 S CHESTNUT AVE          ARLINGTON H   IL      60005       14,800.00
240-31    8000025562   REIFF JEROME M              11 AMADOR ST                 STATEN ISLA   NY      10303       34,000.00
240-31    8000029044   MCCOLLUM DANNY B            6474 JACKSON CREEK RD        BOZEMAN       MT      59715      102,500.00
240-31    8000029267   RICHARD ROGER A             1104 MAPLE GROVE CT          BRIGHTON      MI      48116       11,700.00
240-31    8000029325   QUAGLIETTA RICHARD F        31 RESEVOIRVIEW COURT        CARMEL        NY      10512       80,500.00
240-31    8000029739   DAILS TOMMY LEE             188 RENNER AVE               NEWARK        NJ      07112       50,000.00
240-31    8000030208   CURRAN TIMOTHY J            3920 N LINCOLN ST.           WESTMONT      IL      60559       15,700.00
240-31    8000035124   OARD LARRY                  400 FRYAR DRIVE              SALLISAW      OK      74955       50,000.00
240-31    8000036775   GRIFFITT JOAN MAXINE        4800 NE ANTIOCH RD           KANSAS CITY   MO      64119       13,000.00
240-31    8000037989   VELEZ HUMBERTO              9885 LAUREN HOWL COURT       ALPHARETTA    GA      30022       17,500.00
240-31    8000038292   GUBERMAN RUBIN              8901 WASHINGTON ST           NILES         IL      60714       90,000.00
240-31    8000038466   KELLEY ALBERT L             926 TRUMAN AVE               KEY WEST      FL      33040       22,000.00
240-31    8000038557   PIPCZYNSKI ROBERT T         07 CENTRAL AVENUE            CALDWELL      NJ      07006       72,000.00
240-31    8000041536   COPELAND HAR LAVERNE        1624 S MACON ST              JESUP         GA      31545       36,000.00
240-31    8000042492   TYCHALSKI GEORGE            4823 W MELROSE               CHICAGO       IL      60641       40,000.00
240-31    8000046568   GUZMAN JAMES D JR           440 MARY DR                  HOLLISTER     CA      95023       50,000.00
240-31    8000049661   FIELDS WILLIAM T            8 YOSEMITE LN                CORAM         NY      11727      112,000.00
240-31    8000051394   KOCH RONALD L               230 BYRD ST                  LINDENHURST   NY      11757       95,000.00
240-31    8000052905   CARUSO CYNTHIA S            5525 E LAKE DRIVE UNIT D     LISLE         IL      60532       34,600.00
          --------------------------------------                                                               ------------
                  24   Sale Total                                                                              1,387,000.00

240-51     801031865   CUMMISKEY JANE              2267 LITTLEMORE DRIVE        CORDOVA       TN      38018       28,500.00
240-51     801070392   HARDIMON ABRAHAM            3496 BELLWOOD DRIVE          MEMPHIS       TN      38128       23,474.00
240-51     801073727   BROWN LAFAYETTE E           1458 HAVER COVE              MEMPHIS       TN      38116       84,800.00
240-51     801084104   LUCAS MANUAL                2502 LISA DRIVE              MEMPHIS       TN      38127       39,200.00
240-51     801090580   MCADAM RUTH ALICE           80 SPENCER STREET            GOUVERNEUR    NY      13642       26,000.00
240-51     801098047   SCOTT DAVID R               1657 WEST DIVISION STREET    MOUNT JULIE   TN      37122       54,100.00
240-51     801099607   DORRER MARY ANN             36 WURTEMBURG ROAD           RHINEBECK     NY      12572       28,600.00
240-51     801116815   WEETER JUDITH G             11085 PAINTED TREE ROAD      CHARLOTTE     NC      28226       26,000.00
240-51     801134552   TENUT RANDY J               112 HICKORY HILLS DRIVE      HENDERSONVI   TN      37075       39,300.00
240-51     801145442   DI MARE LESLEY              7374 EAST STARLA DRIVE       SCOTTSDALE    AZ      85255       45,900.00
240-51     801146184   BRISKEY DALE G              8251 TIPSICO TRAIL           HOLLY         MI      48442       26,300.00
240-51     801156407   CATHEY CARROLL A            3050 SCENIC DRIVE            GAINESVILLE   GA      30506       23,500.00
240-51     801177627   BELANGER DIANE E            459 BRUNSWICK ROAD           TROY          NY      12180       88,000.00
240-51     801181934   WYATT PAUL E                1303 VANESSA DRIVE           HIXSON        TN      37343       81,568.00
240-51     801186206   STICKLE CAROL A             38 THOMPSON STREET           RED HOOK      NY      12571      115,500.00
240-51     801190471   WEISS PETER A               3840 PINETREE LANE           RUBY          MI      48049       88,100.00
240-51    5100018554   LEICHT JAMES B              3490 SW 108TH AVENUE         BEAVERTON     OR      97005       15,300.00
240-51    5100020436   TALBOT JAMES W              4 MAIN STREET                NEW CANAAN    CT      06840      779,400.00
240-51    5100020683   PERRY DAVID L               209 ROBERTS STREET           MANTON        MI      49663       47,800.00
240-51    5100021111   LOPEZ CANDELARIO R          1007 SOUTH 10TH AVENUE       YAKIMA        WA      98902       17,000.00
240-51    5100021137   BARKER JAMES H              5286 SEVEN MILE ROAD         SOUTH LYON    MI      48178       87,200.00
240-51    5100021178   HARMON DOROTHY              89 CHISHOLM ROAD             STOUGHTON     MA      02072      121,600.00
240-51    5100021343   MCKAY PETER F               12 ERMINE ROAD               SCITUATE      MA      02066       52,300.00
240-51    5100021574   DELP TOM                    8120 INDIAN SHORE DRIVE      HOWARD CITY   MI      49329       44,600.00
240-51    5100021616   NELSON JAMES L              379 ARLINGTON DRIVE          ROCHESTER H   MI      48307       12,500.00
240-51    5100021632   BALLARD RONALD M            6457 PELHAM                  ALLEN PARK    MI      48101       73,500.00
240-51    5100021681   HERMEL CHANDRA L            9437 CHURCH STREET           KINGSLEY      MI      49649       60,600.00
240-51    5100021707   NEWBERN JAMES MARSHALL      329 BAY POINTE DRIVE         BELLEVILLE    MI      48111      156,100.00
240-51    5100021764   TAYLOR GREGORY S            RT 1 BOX 190                 SULPHUR       OK      73086       83,200.00
240-51    5100021848   SATO MICHAEL J              31902 NE 139TH STREET        DUVALL        WA      98019       22,600.00
240-51    5100022093   NORTHROP MATTHEW F          106 ARTHUR STREET            YALE          MI      48097       17,900.00
240-51    5100022135   SMITH LESLIE H              4270 GREENVIEW CIRCLE        FORT GRATIO   MI      48059       50,300.00
240-51    5100022317   MINSHULL CLAYTON R          4658 WOODS ROAD E            PORT ORCHAR   WA      98366       24,400.00
240-51    5100022465   SULLIVAN KATHLEEN F         110 WILLOW STREET            WESTWOOD      MA      02090       57,100.00
          ----------                                                                                              ---------
240-51    5100022721   ALTON WALTER L              11550 NORTHEAST 39TH AVENU   SEATTLE       WA      98125       22,400.00
240-51    5100022739   FRYE BRIAN E                4537 CARIS ROAD              EDMORE        MI      48829       18,400.00
240-51    5100023042   CLANTON ANNA M              765 RUSSELL COURT            RATHDRUM      ID      83858       14,700.00
240-51    5100023059   BLACKBURN BARBARA C         405 WEST 36TH AVENUE         KENNEWICK     WA      99337       48,500.00

                                                     Cut-off Date   First                                              Original
                                                       Principal   Payment    Maturity   Rem      Paid thru    Date      LTV
Pool ID   Account      Name                             Balance     Date        Date     Term        Date      Due      Ratio
-------------------------------------------------------------------------------------------------------------------------------
240-31    8000019680   WILLIAMS JAMES                  31,915.92   11/01/98   10/01/13   179.00   11/01/98   12/01/98   80.0
240-31    8000021181   SOUTHALL VIRGIL S              291,410.95   11/02/98   10/02/28   359.01   12/02/98   01/02/99   80.9
240-31    8000023138   RICO DALE C                     24,900.00   11/05/98   10/05/18   239.11   10/05/98   11/05/98   73.1
240-31    8000025521   BERSHADSKY JACK                 14,800.00   11/27/98   10/27/18   239.84   10/27/98   11/27/98   89.6
240-31    8000025562   REIFF JEROME M                  34,000.00   11/26/98   10/26/13   179.80   10/26/98   11/26/98   15.8
240-31    8000029044   MCCOLLUM DANNY B               102,500.00   11/01/98   10/01/18   239.00   10/01/98   11/01/98   76.9
240-31    8000029267   RICHARD ROGER A                 11,700.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   84.9
240-31    8000029325   QUAGLIETTA RICHARD F            80,500.00   11/05/98   10/05/18   239.11   10/05/98   11/05/98   84.9
240-31    8000029739   DAILS TOMMY LEE                 50,000.00   11/16/98   10/16/28   359.47   10/16/98   11/16/98   46.2
240-31    8000030208   CURRAN TIMOTHY J                15,700.00   10/18/98   09/18/13   178.55   09/18/98   10/18/98   89.9
240-31    8000035124   OARD LARRY                      50,000.00   11/01/98   10/01/18   239.00   10/01/98   11/01/98   84.7
240-31    8000036775   GRIFFITT JOAN MAXINE            12,945.95   11/05/98   10/05/13   179.11   11/05/98   12/05/98   85.3
240-31    8000037989   VELEZ HUMBERTO                  17,500.00   11/15/98   10/15/13   179.44   10/15/98   11/15/98   89.5
240-31    8000038292   GUBERMAN RUBIN                  90,000.00   11/05/98   10/05/18   239.11   10/05/98   11/05/98   68.1
240-31    8000038466   KELLEY ALBERT L                 22,000.00   11/20/98   10/20/13   179.61   10/20/98   11/20/98   69.5
240-31    8000038557   PIPCZYNSKI ROBERT T             72,000.00   11/05/98   10/05/13   179.11   10/05/98   11/05/98   46.4
240-31    8000041536   COPELAND HAR LAVERNE            36,000.00   11/27/98   10/27/13   179.84   10/27/98   11/27/98   83.7
240-31    8000042492   TYCHALSKI GEORGE                40,000.00   11/20/98   10/20/18   239.61   10/20/98   11/20/98   85.0
240-31    8000046568   GUZMAN JAMES D JR               49,872.60   11/01/98   10/01/13   179.00   11/01/98   12/01/98   85.6
240-31    8000049661   FIELDS WILLIAM T               112,000.00   11/21/98   10/21/13   179.64   10/21/98   11/21/98   80.0
240-31    8000051394   KOCH RONALD L                   95,000.00   11/26/98   10/26/13   179.80   10/26/98   11/26/98   55.8
240-31    8000052905   CARUSO CYNTHIA S                34,600.00   11/28/98   10/28/13   179.87   10/28/98   11/28/98   80.8
          --------------------------------------    ------------                         -----------------              ----
                  24   Sale Total                   1,386,645.42                         249.62                         74.3

240-51     801031865   CUMMISKEY JANE                  28,371.91   10/16/98   09/16/08   118.49   10/16/98   11/16/98   61.6
240-51     801070392   HARDIMON ABRAHAM                23,474.00   11/21/98   10/21/08   119.64   10/21/98   11/21/98   90.0
240-51     801073727   BROWN LAFAYETTE E               84,800.00   10/21/98   09/21/13   178.65   09/21/98   10/21/98   80.0
240-51     801084104   LUCAS MANUAL                    39,200.00   10/14/98   09/14/08   118.42   09/14/98   10/14/98   80.0
240-51     801090580   MCADAM RUTH ALICE               25,882.90   11/01/98   09/21/08   119.00   10/29/98   11/29/98   38.2
240-51     801098047   SCOTT DAVID R                   54,100.00   10/21/98   09/21/08   118.65   09/21/98   10/21/98   84.2
240-51     801099607   DORRER MARY ANN                 28,548.25   11/01/98   10/01/18   239.00   11/01/98   12/01/98   23.6
240-51     801116815   WEETER JUDITH G                 26,000.00   11/14/98   10/14/18   239.41   10/14/98   11/14/98   89.9
240-51     801134552   TENUT RANDY J                   39,217.98   10/22/98   09/22/08   118.68   10/22/98   11/22/98   84.3
240-51     801145442   DI MARE LESLEY                  45,230.43   11/06/98   09/25/05    83.15   12/01/98   01/01/99   84.9
240-51     801146184   BRISKEY DALE G                  25,999.89   11/01/98   09/28/03    59.00   10/29/98   11/29/98   76.6
240-51     801156407   CATHEY CARROLL A                23,500.00   11/06/98   10/06/13   179.15   10/06/98   11/06/98   79.0
240-51     801177627   BELANGER DIANE E                88,000.00   11/14/98   10/14/18   239.41   10/14/98   11/14/98   70.4
240-51     801181934   WYATT PAUL E                    81,568.00   11/06/98   10/06/08   119.15   10/06/98   11/06/98   89.7
240-51     801186206   STICKLE CAROL A                115,500.00   11/27/98   10/27/18   239.84   10/27/98   11/27/98   79.6
240-51     801190471   WEISS PETER A                   88,071.12   12/07/98   09/26/28   360.20   01/01/99   02/01/99   72.8
240-51    5100018554   LEICHT JAMES B                  15,300.00   12/01/98   10/03/23   300.00   11/01/98   12/01/98   87.2
240-51    5100020436   TALBOT JAMES W                 779,400.00   11/01/98   08/27/28   359.00   10/01/98   11/01/98   67.7
240-51    5100020683   PERRY DAVID L                   47,781.91   10/06/98   07/27/28   358.16   11/01/98   12/01/98   79.6
240-51    5100021111   LOPEZ CANDELARIO R              16,862.95   11/06/98   09/21/08   119.15   12/01/98   01/01/99   84.7
240-51    5100021137   BARKER JAMES H                  87,200.00   11/01/98   09/15/13   179.00   10/01/98   11/01/98   67.0
240-51    5100021178   HARMON DOROTHY                 120,775.42   11/01/98   09/24/06    95.00   10/29/98   11/29/98   73.6
240-51    5100021343   MCKAY PETER F                   52,300.00   11/01/98   09/15/13   179.00   10/01/98   11/01/98   79.5
240-51    5100021574   DELP TOM                        44,600.00   12/01/98   10/19/10   144.00   11/01/98   12/01/98   69.6
240-51    5100021616   NELSON JAMES L                  12,203.88   11/06/98   09/28/03    59.15   12/01/98   01/01/99   84.8
240-51    5100021632   BALLARD RONALD M                73,360.00   11/01/98   10/01/23   299.00   12/01/98   01/01/99   75.0
240-51    5100021681   HERMEL CHANDRA L                60,547.64   12/07/98   10/03/23   300.20   01/01/99   02/01/99   84.7
240-51    5100021707   NEWBERN JAMES MARSHALL         155,998.37   11/01/98   08/27/28   359.00   10/29/98   11/29/98   70.0
240-51    5100021764   TAYLOR GREGORY S                83,200.00   12/01/98   10/21/08   120.00   11/01/98   12/01/98   72.0
240-51    5100021848   SATO MICHAEL J                  22,456.56   11/01/98   09/24/06    95.00   10/29/98   11/29/98   43.9
240-51    5100022093   NORTHROP MATTHEW F              17,806.35   12/07/98   10/18/11   156.20   01/01/99   02/01/99   69.5
240-51    5100022135   SMITH LESLIE H                  50,196.76   11/01/98   09/15/13   179.00   10/29/98   11/29/98   89.6
240-51    5100022317   MINSHULL CLAYTON R              24,400.00   11/01/98   09/15/13   179.00   10/01/98   11/01/98   79.5
240-51    5100022465   SULLIVAN KATHLEEN F             56,457.11   11/01/98   09/28/03    59.00   10/29/98   11/29/98   84.8
          ----------                                   ---------
240-51    5100022721   ALTON WALTER L                  22,214.08   11/06/98   09/21/08   119.15   12/01/98   01/01/99   57.7
240-51    5100022739   FRYE BRIAN E                    18,326.76   11/01/98   09/21/08   119.00   10/29/98   11/29/98   88.4
240-51    5100023042   CLANTON ANNA M                  14,672.21   11/01/98   09/15/13   179.00   10/29/98   11/29/98   55.0
240-51    5100023059   BLACKBURN BARBARA C             48,440.05   11/01/98   09/09/18   239.00   10/29/98   11/29/98   89.9

                                                     Current       Scheduled
                                                     Mortgage       Payment
Pool ID   Account      Name                            Rate       Int & Prin
-----------------------------------------------------------------------------
240-31    8000019680   WILLIAMS JAMES                 13.440           414.19
240-31    8000021181   SOUTHALL VIRGIL S              13.940         3,440.06
240-31    8000023138   RICO DALE C                    12.810           288.36
240-31    8000025521   BERSHADSKY JACK                11.550           158.34
240-31    8000025562   REIFF JEROME M                  9.440           353.81
240-31    8000029044   MCCOLLUM DANNY B               11.000         1,057.99
240-31    8000029267   RICHARD ROGER A                12.150           141.55
240-31    8000029325   QUAGLIETTA RICHARD F           12.150           894.81
240-31    8000029739   DAILS TOMMY LEE                 8.750           393.35
240-31    8000030208   CURRAN TIMOTHY J               11.840           186.81
240-31    8000035124   OARD LARRY                      9.900           479.20
240-31    8000036775   GRIFFITT JOAN MAXINE           10.300           142.09
240-31    8000037989   VELEZ HUMBERTO                 11.150           200.56
240-31    8000038292   GUBERMAN RUBIN                  7.860           744.97
240-31    8000038466   KELLEY ALBERT L                 9.650           231.72
240-31    8000038557   PIPCZYNSKI ROBERT T             7.920           684.75
240-31    8000041536   COPELAND HAR LAVERNE           10.550           399.06
240-31    8000042492   TYCHALSKI GEORGE               11.460           425.47
240-31    8000046568   GUZMAN JAMES D JR               9.900           534.25
240-31    8000049661   FIELDS WILLIAM T                8.400           853.26
240-31    8000051394   KOCH RONALD L                   8.150           916.11
240-31    8000052905   CARUSO CYNTHIA S               12.250           362.57
          --------------------------------------      -----------------------
                  24   Sale Total                     10.783        14,173.07

240-51     801031865   CUMMISKEY JANE                  9.100           362.57
240-51     801070392   HARDIMON ABRAHAM               11.200           326.02
240-51     801073727   BROWN LAFAYETTE E              12.950         1,070.14
240-51     801084104   LUCAS MANUAL                   12.700           578.38
240-51     801090580   MCADAM RUTH ALICE              10.000           317.10
240-51     801098047   SCOTT DAVID R                  10.400           726.97
240-51     801099607   DORRER MARY ANN                 9.250           261.94
240-51     801116815   WEETER JUDITH G                 9.650           244.91
240-51     801134552   TENUT RANDY J                  11.500           552.54
240-51     801145442   DI MARE LESLEY                 11.275           731.43
240-51     801146184   BRISKEY DALE G                 11.625           535.29
240-51     801156407   CATHEY CARROLL A                9.400           243.98
240-51     801177627   BELANGER DIANE E                7.750           722.43
240-51     801181934   WYATT PAUL E                   10.650         1,107.50
240-51     801186206   STICKLE CAROL A                 8.000           966.09
240-51     801190471   WEISS PETER A                  14.125           971.60
240-51    5100018554   LEICHT JAMES B                 12.125           150.04
240-51    5100020436   TALBOT JAMES W                  8.875         5,723.91
240-51    5100020683   PERRY DAVID L                  13.500           505.38
240-51    5100021111   LOPEZ CANDELARIO R             11.990           225.00
240-51    5100021137   BARKER JAMES H                  8.500           792.53
240-51    5100021178   HARMON DOROTHY                  8.375         1,607.96
240-51    5100021343   MCKAY PETER F                  11.375           560.06
240-51    5100021574   DELP TOM                        9.625           483.05
240-51    5100021616   NELSON JAMES L                 10.375           247.23
240-51    5100021632   BALLARD RONALD M                8.500           591.84
240-51    5100021681   HERMEL CHANDRA L               12.740           619.93
240-51    5100021707   NEWBERN JAMES MARSHALL          7.750         1,032.23
240-51    5100021764   TAYLOR GREGORY S                8.000           931.64
240-51    5100021848   SATO MICHAEL J                  9.875           315.11
240-51    5100022093   NORTHROP MATTHEW F             11.375           203.25
240-51    5100022135   SMITH LESLIE H                 10.875           524.02
240-51    5100022317   MINSHULL CLAYTON R              9.875           240.28
240-51    5100022465   SULLIVAN KATHLEEN F            12.125         1,175.46
          ----------
240-51    5100022721   ALTON WALTER L                 11.490           290.53
240-51    5100022739   FRYE BRIAN E                   12.125           244.86
240-51    5100023042   CLANTON ANNA M                 11.750           160.66
240-51    5100023059   BLACKBURN BARBARA C            11.125           465.87

ALLIANCE FUNDING                                                PAGE 12 11/24/98
A DIVISION OF SUPERIOR BANK FSB

                      SALE SCHEDULE - GROUP 1, SUB-POOL II
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                               Principal
                                                                                                      Zip     Balance at
Pool ID   Account      Name                        Address                      City          State   Code    Origination
---------------------------------------------------------------------------------------------------------------------------
240-51    5100023067   REYES SHIRLEY               127 LEMAISTER AVENUE         WENATCHEE     WA      98801      126,400.00
240-51    5100023158   MORGAN ROBERT C             293 MORTON STREET            ROMEO         MI      48065       26,600.00
240-51    5100023349   MILLER JOHN A               408 S SHERMAN                SIOUX FALLS   SD      57103       25,300.00
240-51    5100023620   RAYMOND PAUL                70 RED BRIDGE ROAD           THOMPSON      CT      06255       22,400.00
240-51    5100023638   CLAYTON JUDY ANN            1917 NORTH OAKLEY            SAGINAW       MI      48602       19,600.00
240-51    5100023646   LEONARD LINDA J             600 N MAIN STREET            ORANGE        MA      01364       21,400.00
240-51    5100023661   FEOLE SHARLEEN              4 DURSO AVENUE               METHUEN       MA      01844       26,200.00
240-51    5100023679   GERWIG JOHN E               191 CALVIN ROAD              CINEBAR       WA      98533       23,500.00
240-51    5100023885   WILLIAMS RICKY L            3828-17TH STREET             LEWISTON      ID      83501       68,800.00
240-51    5100023901   CRAWFORD CANDACE L          1134 PERSONS ROAD            MOUNT VERNO   WA      98273      241,400.00
240-51    5100023919   STEBBINS MICHAEL W          190 MOUNT OLYMPUS DR SW      ISSAQUAH      WA      98027       54,400.00
240-51    5100023927   FARRIER DIANNE K            2934 NE 60TH AVENUE          PORTLAND      OR      97213       28,700.00
240-51    5100023943   WORD TERRY L                2707-46TH AVENUE NORTHWEST   OLYMPIA       WA      98502       56,300.00
240-51    5100023984   SIEGER DEE V                711 CRANSON ROAD             BRONSON       MI      49028       29,400.00
240-51    5100024156   TYCKSEN LELAND S            2515 CARR STREET             WHITE CITY    OR      97503       13,700.00
240-51    5100024172   VAN SICKLE THOMAS M         5243 N POPLAR ROAD           FOUNTAIN      MI      49410       44,700.00
240-51    5100024180   CRAMER RICKY J              140 2ND AVENUE SOUTH         KINDRED       ND      58051       16,200.00
240-51    5100024198   MEDEIROS FERNANDO J         49 RYAN STREET               NEW BEDFORD   MA      02740       35,200.00
240-51    5100024206   NORDTVEIT OTTO              1417 NORTHWEST 205TH ST      SHORELINE     WA      98177       42,600.00
240-51    5100024214   DUFOUR ROBERT               30 GALVIN STREET             LOWELL        MA      01854       96,800.00
240-51    5100024230   MEINTS EILEEN R             4000 CRYSTAL LANE LOOP       PUYALLUP      WA      98372       31,600.00
240-51    5100024248   JOHNSON JEANETTE R          217 WILLOWCREST DRIVE        WINDSOR       CT      06095       81,200.00
240-51    5100024263   CABELL WILLIAM WIRT         1548 EAST 34TH STREET        TULSA         OK      74105       18,400.00
240-51    5100024719   LINCOLN PATRICIA M          136 GARDNER STREET           HINGHAM       MA      02043      152,100.00
240-51    5100024958   KING DONALD                 868 E CHICKASAW STREET       SALLISAW      OK      74955       28,000.00
240-51    5100024966   KROH JEFFREY L              3129 MANITOBA LANE           BISMARCK      ND      58501       25,600.00
240-51    5100025088   MISKIMON ROBERT MURRAY      10912 107TH AVENUE SW        VASHON        WA      98070       64,300.00
240-51    5100025153   SCHULTE RICHARD A           3807 SOUTH WEST AVENUE       SIOUX FALLS   SD      57105       40,400.00
240-51    5100025179   ANDREW BERNICE              4525-147TH AVENUE S E        BELLEVUE      WA      98006       50,800.00
240-51    5100025393   BROWN JOHN E                2348 NORTH MASON STREET      SAGINAW       MI      48602       16,800.00
240-51    5100025435   MCDERMOTT MICHAEL K         139 LAKE AVENUE              WEST HAVEN    CT      06516       61,100.00
240-51    5100025617   WEAVER JAMES L              114 SANDRA ROAD              SILVERLAKE    WA      98645       30,400.00
240-51    5100025625   VERRI ROSEMARY              106 VICTORIA ROAD            SUDBURY       MA      01776       91,500.00
240-51    5100025930   HOWARD ROBERT F             755 ALEXANDER DRIVE          ADRIAN        MI      49221       30,900.00
240-51    5100026169   HUGGARD JOSEPHINE           1815 S MICHIGAN AVENUE       BAY CITY      MI      48708       71,200.00
240-51    5100026193   LUSZCZ ANDREW               31451 CAMBRIDGE              GARDEN CITY   MI      48135       18,900.00
240-51    5100026201   STEINKE WILLIAM             4134 JOHN GOFF ROAD          WATERVLIET    MI      49098       85,400.00
240-51    5100026714   OGDEN DONNA L               4041-49TH AVENUE SOUTHWEST   SEATTLE       WA      98116       68,100.00
240-51    5100026722   SVIONTEK STEVEN             20 WILLOW LANE               WRENTHAM      MA      02093       18,000.00
240-51    5100026730   DUBUQUE BARBARA J           402 SOUTH 49TH AVENUE        YAKIMA        WA      98908       30,300.00
240-51    5100026748   JOHNSON MICHELLE A          1028 158TH PLACE SOUTHEAST   BELLEVUE      WA      98008       24,900.00
240-51    5100026755   HUTVAGNER LAWRENCE S        1 LADY SLIPPER DRIVE         BEACON FALL   CT      06403       21,800.00
240-51    5100026763   DARGER DANA A               2003 EAST BROADWAY AVENUE    PIERRE        SD      57501       36,500.00
240-51    5100027191   FORD VIRGINIA F             19 LAKEVIEW STREET           SHARON        MA      02067      114,400.00
240-51    5100027217   SPELMAN MARK                4 CHRISTIAN STREET           NEW PRESTON   CT      06777       29,300.00
240-51    5100027399   HOLOWELL CATHY L            1114 76TH AVENUE SOUTH       FARGO         ND      58104       17,100.00
240-51    5100027407   SMITH DAVID M               2002 E RANDOLPH AVENUE       ENID          OK      73701       33,100.00
240-51    5100027506   MORELLO RICHARD F           13 WEST PARK DRIVE           WAKEFIELD     MA      01880       55,400.00
240-51    5100027753   BAZE HERBERT C              510 E MASON LAKE ROAD        SHELTON       WA      98584       54,600.00
240-51    5100027787   HAYNES CLINTON B            150 JACKSON STREET           COOS BAY      OR      97420       15,800.00
240-51    5100027811   MAKOWSKI NANCY A            15 EDGEWOOD ROAD             CARVER        MA      02330       29,200.00
240-51    5100028413   DOYLE GREGORY G             15 NORTH VEZINA STREET       LEOMINSTER    MA      01453       24,300.00
240-51    5100028553   STEINKE WILLIAM             4134 JOHN GOFF ROAD          WATERVLIET    MI      49098       11,300.00
240-51    5100028686   HAY FRANCES L               173 LUCHON ROAD              WILLINGTON    CT      06279       67,800.00
240-51    5100028868   ZIEBEL SHELLEY              38 VADNAIS STREET            EAST LONGME   MA      01028       21,200.00
240-51    5100029023   COBBS JOSEPH                4912 SUNSET TERRACE          SPENCER       OK      73084       30,600.00
240-51    5100029114   WOOD EDITH A                4577 SIDNEY RD SW            PORT ORCHAR   WA      98367       90,300.00
240-51    5200000874   DARRISON LEROY              403 BELGLADE ROAD            GROVETOWN     GA      30813       35,500.00
240-51    5200001336   FRALEY MICHAEL              124 ROSEMONT DRIVE           FINDLAY       OH      45840       16,400.00
240-51    5500002117   SHIELDS MARY L              4836 TOFTREES DRIVE          ALLISON PAR   PA      15101       45,500.00
240-51    5500002299   CHAPMAN LAWRENCE A          982 EAST 43RD STREET         BROOKLYN      NY      11210       28,300.00
240-51    5500002612   RIBISI JOSEPH               101-42 93RD STREET           OZONE PARK    NY      11416       77,600.00

                                                     Cut-off Date   First                                              Original
                                                       Principal   Payment    Maturity   Rem      Paid thru    Date      LTV
Pool ID   Account      Name                             Balance     Date        Date     Term        Date      Due      Ratio
-------------------------------------------------------------------------------------------------------------------------------
240-51    5100023067   REYES SHIRLEY                  126,400.00   11/01/98   08/27/28   359.00   10/01/98   11/01/98   80.0
240-51    5100023158   MORGAN ROBERT C                 26,501.57   12/07/98   10/15/13   180.20   01/01/99   02/01/99   88.0
240-51    5100023349   MILLER JOHN A                   25,186.64   11/01/98   09/15/13   179.00   10/29/98   11/29/98   86.1
240-51    5100023620   RAYMOND PAUL                    22,388.56   11/01/98   09/03/23   299.00   10/29/98   11/29/98   89.8
240-51    5100023638   CLAYTON JUDY ANN                19,565.92   11/01/98   09/15/13   179.00   10/29/98   11/29/98   79.9
240-51    5100023646   LEONARD LINDA J                 21,133.28   11/06/98   09/24/06    95.15   12/01/98   01/01/99   78.1
240-51    5100023661   FEOLE SHARLEEN                  26,103.97   11/06/98   09/15/13   179.15   12/01/98   01/01/99   88.2
240-51    5100023679   GERWIG JOHN E                   23,220.91   11/01/98   09/28/03    59.00   10/29/98   11/29/98   57.2
240-51    5100023885   WILLIAMS RICKY L                68,800.00   11/01/98   09/15/13   179.00   10/01/98   11/01/98   72.4
240-51    5100023901   CRAWFORD CANDACE L             241,400.00   11/01/98   09/09/18   239.00   10/01/98   11/01/98   77.8
240-51    5100023919   STEBBINS MICHAEL W              54,400.00   12/01/98   10/21/08   120.00   11/01/98   12/01/98   52.8
240-51    5100023927   FARRIER DIANNE K                28,700.00   11/01/98   09/21/08   119.00   10/01/98   11/01/98   52.4
240-51    5100023943   WORD TERRY L                    56,183.36   11/01/98   09/15/13   179.00   10/29/98   11/29/98   87.8
240-51    5100023984   SIEGER DEE V                    29,400.00   12/01/98   10/15/13   180.00   11/01/98   12/01/98   79.9
240-51    5100024156   TYCKSEN LELAND S                13,670.19   11/06/98   09/09/18   239.15   12/01/98   01/01/99   77.7
240-51    5100024172   VAN SICKLE THOMAS M             44,700.00   12/01/98   10/21/08   120.00   11/01/98   12/01/98   66.7
240-51    5100024180   CRAMER RICKY J                  16,200.00   12/01/98   10/28/03    60.00   11/01/98   12/01/98   89.9
240-51    5100024198   MEDEIROS FERNANDO J             35,046.17   11/01/98   09/21/08   119.00   10/29/98   11/29/98   56.9
240-51    5100024206   NORDTVEIT OTTO                  42,422.17   12/07/98   10/15/13   180.20   01/01/99   02/01/99   50.4
240-51    5100024214   DUFOUR ROBERT                   96,800.00   11/01/98   09/08/19   251.00   10/01/98   11/01/98   74.4
240-51    5100024230   MEINTS EILEEN R                 31,600.00   12/01/98   10/09/18   240.00   11/01/98   12/01/98   82.0
240-51    5100024248   JOHNSON JEANETTE R              81,200.00   11/01/98   09/15/13   179.00   10/01/98   11/01/98   64.9
240-51    5100024263   CABELL WILLIAM WIRT             18,400.00   11/01/98   09/15/13   179.00   10/01/98   11/01/98   89.9
240-51    5100024719   LINCOLN PATRICIA M             151,909.12   11/01/98   09/03/23   299.00   10/29/98   11/29/98   67.3
240-51    5100024958   KING DONALD                     28,000.00   12/01/98   10/21/08   120.00   11/01/98   12/01/98   80.0
240-51    5100024966   KROH JEFFREY L                  25,600.00   12/01/98   10/09/18   240.00   11/01/98   12/01/98   84.9
240-51    5100025088   MISKIMON ROBERT MURRAY          64,300.00   12/01/98   10/14/14   192.00   11/01/98   12/01/98   73.1
240-51    5100025153   SCHULTE RICHARD A               40,400.00   12/01/98   10/19/10   144.00   11/01/98   12/01/98   84.9
240-51    5100025179   ANDREW BERNICE                  50,396.39   12/07/98   10/21/08   120.20   01/01/99   02/01/99   55.5
240-51    5100025393   BROWN JOHN E                    16,624.27   12/07/98   10/24/06    96.20   01/01/99   02/01/99   79.2
240-51    5100025435   MCDERMOTT MICHAEL K             61,100.00   12/01/98   10/21/08   120.00   11/01/98   12/01/98   85.7
240-51    5100025617   WEAVER JAMES L                  30,400.00   12/01/98   10/15/13   180.00   11/01/98   12/01/98   84.9
240-51    5100025625   VERRI ROSEMARY                  91,500.00   12/01/98   10/09/18   240.00   11/01/98   12/01/98   73.5
240-51    5100025930   HOWARD ROBERT F                 30,900.00   12/01/98   10/03/23   300.00   11/01/98   12/01/98   79.9
240-51    5100026169   HUGGARD JOSEPHINE               71,200.00   12/01/98   11/01/28   360.00   11/01/98   12/01/98   74.9
240-51    5100026193   LUSZCZ ANDREW                   18,900.00   12/01/98   10/15/13   180.00   11/01/98   12/01/98   80.9
240-51    5100026201   STEINKE WILLIAM                 85,400.00   12/01/98   09/26/28   360.00   11/01/98   12/01/98   79.0
240-51    5100026714   OGDEN DONNA L                   68,100.00   12/01/98   10/21/08   120.00   11/01/98   12/01/98   76.9
240-51    5100026722   SVIONTEK STEVEN                 18,000.00   12/01/98   10/28/03    60.00   11/01/98   12/01/98   84.8
240-51    5100026730   DUBUQUE BARBARA J               30,300.00   12/01/98   09/26/28   360.00   11/01/98   12/01/98   84.9
240-51    5100026748   JOHNSON MICHELLE A              24,900.00   12/01/98   10/21/08   120.00   11/01/98   12/01/98   78.3
240-51    5100026755   HUTVAGNER LAWRENCE S            21,800.00   12/01/98   10/09/18   240.00   11/01/98   12/01/98   84.8
240-51    5100026763   DARGER DANA A                   36,500.00   12/01/98   10/18/11   156.00   11/01/98   12/01/98   89.9
240-51    5100027191   FORD VIRGINIA F                114,400.00   12/01/98   09/26/28   360.00   11/01/98   12/01/98   73.8
240-51    5100027217   SPELMAN MARK                    29,300.00   12/01/98   10/15/13   180.00   11/01/98   12/01/98   83.8
240-51    5100027399   HOLOWELL CATHY L                16,694.91   12/07/98   10/28/03    60.20   01/01/99   02/01/99   66.7
240-51    5100027407   SMITH DAVID M                   33,100.00   12/01/98   10/09/18   240.00   11/01/98   12/01/98   79.7
240-51    5100027506   MORELLO RICHARD F               55,400.00   12/01/98   10/28/03    60.00   11/01/98   12/01/98   45.1
240-51    5100027753   BAZE HERBERT C                  54,600.00   12/01/98   10/20/09   132.00   11/01/98   12/01/98   84.5
240-51    5100027787   HAYNES CLINTON B                15,800.00   12/01/98   10/21/08   120.00   11/01/98   12/01/98   80.0
240-51    5100027811   MAKOWSKI NANCY A                29,200.00   12/01/98   10/21/08   120.00   11/01/98   12/01/98   82.2
240-51    5100028413   DOYLE GREGORY G                 24,300.00   12/01/98   10/21/08   120.00   11/01/98   12/01/98   84.9
240-51    5100028553   STEINKE WILLIAM                 11,300.00   12/01/98   10/09/18   240.00   11/01/98   12/01/98   89.5
240-51    5100028686   HAY FRANCES L                   67,800.00   12/01/98   10/15/13   180.00   11/01/98   12/01/98   55.1
240-51    5100028868   ZIEBEL SHELLEY                  21,200.00   12/01/98   10/05/21   276.00   11/01/98   12/01/98   88.5
240-51    5100029023   COBBS JOSEPH                    30,600.00   12/01/98   10/15/13   180.00   11/01/98   12/01/98   79.4
240-51    5100029114   WOOD EDITH A                    90,300.00   12/01/98   10/10/17   228.00   11/01/98   12/01/98   74.0
240-51    5200000874   DARRISON LEROY                  35,234.27   09/06/98   07/22/08   117.14   10/01/98   11/01/98   77.3
240-51    5200001336   FRALEY MICHAEL                  16,320.17   10/01/98   09/01/08   118.00   10/01/98   11/01/98   54.2
240-51    5500002117   SHIELDS MARY L                  45,222.22   08/09/98   07/09/16   212.22   11/09/98   12/09/98   75.2
240-51    5500002299   CHAPMAN LAWRENCE A              28,078.58   09/06/98   07/22/08   117.14   10/01/98   11/01/98   68.1
240-51    5500002612   RIBISI JOSEPH                   77,260.20   10/01/98   08/21/08   118.00   09/29/98   10/29/98   75.1

                                                     Current       Scheduled
                                                     Mortgage       Payment
Pool ID   Account      Name                            Rate       Int & Prin
-----------------------------------------------------------------------------
240-51    5100023067   REYES SHIRLEY                   8.400           888.84
240-51    5100023158   MORGAN ROBERT C                12.025           295.04
240-51    5100023349   MILLER JOHN A                  10.875           263.57
240-51    5100023620   RAYMOND PAUL                   11.775           214.33
240-51    5100023638   CLAYTON JUDY ANN               12.625           224.43
240-51    5100023646   LEONARD LINDA J                10.375           303.62
240-51    5100023661   FEOLE SHARLEEN                 12.125           292.16
240-51    5100023679   GERWIG JOHN E                  10.125           462.12
240-51    5100023885   WILLIAMS RICKY L               10.990           721.33
240-51    5100023901   CRAWFORD CANDACE L              9.990         2,148.67
240-51    5100023919   STEBBINS MICHAEL W             10.625           680.97
240-51    5100023927   FARRIER DIANNE K                9.875           348.20
240-51    5100023943   WORD TERRY L                   10.775           583.28
240-51    5100023984   SIEGER DEE V                   13.250           347.80
240-51    5100024156   TYCKSEN LELAND S               10.875           129.45
240-51    5100024172   VAN SICKLE THOMAS M            10.625           559.55
240-51    5100024180   CRAMER RICKY J                 11.475           328.60
240-51    5100024198   MEDEIROS FERNANDO J            10.525           438.81
240-51    5100024206   NORDTVEIT OTTO                 10.740           440.48
240-51    5100024214   DUFOUR ROBERT                   7.625           712.02
240-51    5100024230   MEINTS EILEEN R                 9.875           279.05
240-51    5100024248   JOHNSON JEANETTE R              8.250           727.06
240-51    5100024263   CABELL WILLIAM WIRT            10.875           191.69
240-51    5100024719   LINCOLN PATRICIA M              8.625         1,142.30
240-51    5100024958   KING DONALD                    13.100           387.36
240-51    5100024966   KROH JEFFREY L                 10.375           233.92
240-51    5100025088   MISKIMON ROBERT MURRAY         10.850           652.47
240-51    5100025153   SCHULTE RICHARD A              11.875           486.90
240-51    5100025179   ANDREW BERNICE                 12.240           679.15
240-51    5100025393   BROWN JOHN E                   14.250           271.54
240-51    5100025435   MCDERMOTT MICHAEL K            11.625           796.84
240-51    5100025617   WEAVER JAMES L                 12.490           345.64
240-51    5100025625   VERRI ROSEMARY                 12.375           952.08
240-51    5100025930   HOWARD ROBERT F                12.375           308.33
240-51    5100026169   HUGGARD JOSEPHINE               7.625           503.95
240-51    5100026193   LUSZCZ ANDREW                  10.375           191.47
240-51    5100026201   STEINKE WILLIAM                10.625           728.44
240-51    5100026714   OGDEN DONNA L                  11.000           865.75
240-51    5100026722   SVIONTEK STEVEN                11.625           366.36
240-51    5100026730   DUBUQUE BARBARA J              12.740           303.71
240-51    5100026748   JOHNSON MICHELLE A             10.990           316.42
240-51    5100026755   HUTVAGNER LAWRENCE S           12.125           223.31
240-51    5100026763   DARGER DANA A                  10.875           404.24
240-51    5100027191   FORD VIRGINIA F                 8.000           774.81
240-51    5100027217   SPELMAN MARK                   11.500           315.91
240-51    5100027399   HOLOWELL CATHY L               10.375           338.21
240-51    5100027407   SMITH DAVID M                  13.250           363.39
240-51    5100027506   MORELLO RICHARD F              10.240         1,092.32
240-51    5100027753   BAZE HERBERT C                 11.500           674.41
240-51    5100027787   HAYNES CLINTON B               13.750           224.22
240-51    5100027811   MAKOWSKI NANCY A               11.625           380.81
240-51    5100028413   DOYLE GREGORY G                12.625           329.91
240-51    5100028553   STEINKE WILLIAM                12.125           115.75
240-51    5100028686   HAY FRANCES L                   8.500           616.21
240-51    5100028868   ZIEBEL SHELLEY                 10.375           186.51
240-51    5100029023   COBBS JOSEPH                   12.750           352.70
240-51    5100029114   WOOD EDITH A                    8.000           712.18
240-51    5200000874   DARRISON LEROY                 13.250           494.02
240-51    5200001336   FRALEY MICHAEL                 11.750           232.93
240-51    5500002117   SHIELDS MARY L                 10.875           480.85
240-51    5500002299   CHAPMAN LAWRENCE A             12.500           382.30
240-51    5500002612   RIBISI JOSEPH                  10.490           965.97

ALLIANCE FUNDING                                                PAGE 13 11/24/98
A DIVISION OF SUPERIOR BANK FSB

                      SALE SCHEDULE - GROUP 1, SUB-POOL II
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                               Principal
                                                                                                      Zip     Balance at
Pool ID   Account      Name                        Address                      City          State   Code    Origination
---------------------------------------------------------------------------------------------------------------------------
240-51    5500002802   WEAVER BETTY C              1776 N MEADOR CT             FORT MYERS    FL      33916       22,300.00
240-51    5500002935   GOCAN ROBERT                70 CEDAR ROAD                WESTBURY      NY      11590       22,800.00
240-51    5500002976   THAXTON JOSEPH              5 MEMORIAL PARK DRIVE        SPRING VALL   NY      10977       92,600.00
240-51    5500003024   LOCKEBY PAMELA M            1524 FLORIDA STREET          DAYTONA BEA   FL      32114       14,800.00
240-51    5500003040   MEALING ERNEST              25 VIRGINIA PL               BROOKLYN      NY      11213       33,600.00
240-51    5500003065   SULLIVAN MARY               749 E RIVEROAK DR            ORMOND BEAC   FL      32174       34,000.00
240-51    5500003115   TURNER CHARLES H            3915 NW 7TH PLACE            GAINESVILLE   FL      32607       26,800.00
240-51    5500003164   BOYD DAVID C                ROUTE 2 BOX 1112-A           BRYCEVILLE    FL      32009       30,300.00
240-51    5500003172   BEVINS ROBERT               409 SIDNEY CIRCLE            WINTER HAVE   FL      33880       22,900.00
240-51    5500003180   ROSENTHAL LESTER            40 HAUPPAUGE ROAD            HAUPPAUGE     NY      11788       61,800.00
240-51    5500003263   MISSEL GERALD R             2189 MARINA DR               LAKE VIEW     NY      14085       43,200.00
240-51    5500003347   CREARY LEAFORD A            19910 MIDWAY BLVD            PORT CHARLO   FL      33948       23,300.00
240-51    5500003412   MURPHY KATHLEEN M           72 BROXBOURNE DRIVE          FAIRPORT      NY      14450       25,600.00
240-51    5500003453   MCCOY MAXINE                133 11 107TH AVENUE          RICHMOND HI   NY      11419       43,400.00
240-51    5500003602   BIHARY JOHN                 162 DOYLE DRIVE              NORTH TONAW   NY      14120       78,300.00
240-51    5500003768   MATT LUCILLE I              3 HUBBARDTON RD              NEW HARTFOR   NY      13413       31,100.00
240-51    5500003909   KRESS JOHN                  710 HILL ST                  MAHOPAC       NY      10541       31,300.00
240-51    5500004006   AGUANNO MARLENE             23 MYSTIC CIRCLE             BAYSHORE      NY      11706       48,200.00
240-51    5500004048   FINEWOOD JEANNE M           2468 EDGEMERE DR             ROCHESTER     NY      14612       23,200.00
240-51    5500004055   FUNKHOUSER ALBERT J         23 URBAN DRIVE               SELDEN        NY      11784       44,700.00
240-51    5500004139   MASON DAVID J               519 AVOCADO CIRCLE           BRANDON       FL      33510       20,500.00
240-51    5500004287   JACKSON JUANITA             27071 FAIRWAY DRIVE          PUNTA GORDA   FL      33982       32,000.00
240-51    5500004303   MALONE EUGENE J III         95 DOBBS FERRY RD            WHITE PLAIN   NY      10607       43,400.00
240-51    5500004337   STEVENS WALTER O            168 ROCK ROAD                VESTAL        NY      13850       50,400.00
240-51    5600004765   GASKINS JOHN F              1056 RAMSEY DRIVE            MANSFIELD     OH      44905       69,500.00
240-51    5600005473   COOK RUSSELL E              219 WHIPPOORWILL LANE        FREEPORT      FL      32439       35,100.00
240-51    5600005556   WARFIELD ESSIE L            6541 SOUTH CARPENTER STREE   CHICAGO       IL      60621       58,200.00
240-51    5600005564   WADDELL COLLETTA            562 RUTH CIRCLE              WEST MELBOU   FL      32904       52,200.00
240-51    5600005671   UPTGROW BERDELLA M          11020 NW 21ST COURT          MIAMI         FL      33167       70,000.00
240-51    5600005788   STIFTER BEVERLY A           13431 PEPPERWOOD CIRCLE      MINNETONKA    MN      55305       59,500.00
240-51    5600005838   MASTERS PEGGY F             2280 GULFVIEW ROAD           PUNTA GORDA   FL      33950       56,300.00
240-51    5600005861   BRUNNER BRUCE F             11013 N BONNIE LYNN DRIVE    MEQUON        WI      53092       20,900.00
240-51    5600005895   WIEDMAIER ROGER E           903 HUNTINGTON PLACE         PEACHTREE C   GA      30269       45,200.00
240-51    5600006026   LORELLO DOROTHY E           15454 EASTWOOD TRAIL         SPRING HILL   FL      34609       29,500.00
240-51    5600006059   GRANT ROBERT L              1216 GRANT ROAD              HARLEM        GA      30814       19,600.00
240-51    5600006315   BECKIUS TAMARA J            1717 SOUTH SHORE DRIVE       ALBERT LEA    MN      56007       55,500.00
240-51    5600006513   ALLEN BILLY F               2014 CALLE CORONA            FOUNTAIN      CO      80817       77,700.00
240-51    5600006521   HICKS WILLIAM R             271 MORTON HOLLOW ROAD       BLOUNTVILLE   TN      37617       44,100.00
240-51    5600006620   LEMBCKE ROBERT A            3278 COUNTY ROAD             SAUKVILLE     WI      53080       22,400.00
240-51    5600006638   HUMPSTON CHARLES            212 CAMELOT COURT            KNOXVILLE     TN      37922       18,000.00
240-51    5600006851   DORKO STEVEN L              321 68TH STREET              DARIEN        IL      60561       34,800.00
240-51    5600006901   STANLEY JOE G               2621 WEST 2ND STREET         ASHLAND       KY      41102       15,200.00
240-51    5600007214   COMER RONALD E              151 TANDY LANE               OAK GROVE     KY      42262       61,400.00
240-51    5600007396   WOLLARD THOMAS J            5117 EAGLESMERE DRIVE        ORLANDO       FL      32819       55,600.00
240-51    5600007818   SWEAT RONALD J              5408 S LINDER                CHICAGO       IL      60638       14,000.00
240-51    5600007917   BLOUNT STEVEN R             1247 ESCOTT ROAD             KINGSLAND     GA      31548       56,200.00
240-51    5600008253   HARRINGTON RONALD P         3245 DEPEW AVENUE            PORT CHARLO   FL      33952       19,400.00
240-51    5700002255   MORGAN MICHAEL D            4870 NORTH MEIXNER ROAD      PRESCOTT VA   AZ      86314       88,100.00
240-51    5700002370   BURBICK STEPHANIE           637 FRANKLIN AVENUE          SALEM         OH      44460       18,300.00
240-51    5700002404   DESIMONE ERIN D             3260 NW 96TH WAY             SUNRISE       FL      33351       82,800.00
240-51    5700002446   SUTHERLAND ROGER L          7991 U DRIVE SOUTH           UNION CITY    MI      49094       26,700.00
240-51    5700002479   JOHNSON STEPHANIE M         121 ORANGE AVENUE            SAINT CLOUD   FL      34769       68,900.00
240-51    5700002511   VASQUEZ FRANK M             230 ZODIACO CORTE            RIO RICO      AZ      85648       22,700.00
240-51    5700002560   STENSBERG DALE A            1618 KIMBALL STREET          GREEN BAY     WI      54302       28,400.00
          --------------------------------------                                                               ------------
                 154   Sale Total                                                                              7,788,442.00

240-55    5200000569   RAVER MARY LOUISE           7342 WINDSOR LANE            CLEARWATER    FL      33764      102,600.00
240-55    5200000759   BURNOR JOHN A               13028 N 54TH LANE            ROYAL PALM    FL      33411       87,000.00
240-55    5200000858   SWIECH RITA P               547 HALPATIOKEE STREET       STUART        FL      34994       77,300.00
240-55    5200000866   SPRAGG EDWIN A              7500 N 38TH ST               TERRE HAUTE   IN      47805       74,600.00
240-55    5200000882   LAWTON RICKY L              34 ELK STREET                COUDERSPORT   PA      16915       18,700.00
240-55    5200000932   FIFE ROBERT A               165 RIVER ROAD               NAPERVILLE    IL      60540       20,700.00

                                                     Cut-off Date   First                                              Original
                                                       Principal   Payment    Maturity   Rem      Paid thru    Date      LTV
Pool ID   Account      Name                             Balance     Date        Date     Term        Date      Due      Ratio
-------------------------------------------------------------------------------------------------------------------------------
240-51    5500002802   WEAVER BETTY C                  22,120.22   10/06/98   08/21/08   118.16   11/01/98   12/01/98   73.2
240-51    5500002935   GOCAN ROBERT                    22,640.74   12/07/98   10/20/09   132.20   01/01/99   02/01/99   89.9
240-51    5500002976   THAXTON JOSEPH                  91,563.80   11/06/98   09/23/07   107.15   12/01/98   01/01/99   48.7
240-51    5500003024   LOCKEBY PAMELA M                14,800.00   11/01/98   09/21/08   119.00   10/01/98   11/01/98   80.0
240-51    5500003040   MEALING ERNEST                  32,942.47   11/06/98   09/26/04    71.15   12/01/98   01/01/99   17.2
240-51    5500003065   SULLIVAN MARY                   34,000.00   12/01/98   10/25/05    84.00   11/01/98   12/01/98   86.8
240-51    5500003115   TURNER CHARLES H                26,729.87   11/06/98   09/10/17   227.15   12/01/98   01/01/99   82.1
240-51    5500003164   BOYD DAVID C                    30,046.83   12/07/98   10/21/08   120.20   01/01/99   02/01/99   88.5
240-51    5500003172   BEVINS ROBERT                   22,697.31   11/06/98   09/21/08   119.15   12/01/98   01/01/99   76.1
240-51    5500003180   ROSENTHAL LESTER                61,533.18   11/06/98   09/15/13   179.15   12/01/98   01/01/99   86.2
240-51    5500003263   MISSEL GERALD R                 42,771.31   11/06/98   09/23/07   107.15   12/01/98   01/01/99   89.0
240-51    5500003347   CREARY LEAFORD A                23,300.00   11/01/98   09/10/17   227.00   10/01/98   11/01/98   79.3
240-51    5500003412   MURPHY KATHLEEN M               24,985.58   11/06/98   09/28/03    59.15   12/01/98   01/01/99   79.8
240-51    5500003453   MCCOY MAXINE                    43,307.10   12/07/98   10/10/17   228.20   01/01/99   02/01/99   37.8
240-51    5500003602   BIHARY JOHN                     78,300.00   11/01/98   08/27/28   359.00   10/01/98   11/01/98   74.5
240-51    5500003768   MATT LUCILLE I                  30,860.73   12/07/98   10/20/09   132.20   01/01/99   02/01/99   58.2
240-51    5500003909   KRESS JOHN                      31,300.00   12/01/98   10/21/08   120.00   11/01/98   12/01/98   88.2
240-51    5500004006   AGUANNO MARLENE                 48,152.38   12/07/98   10/03/23   300.20   01/01/99   02/01/99   58.8
240-51    5500004048   FINEWOOD JEANNE M               23,200.00   12/01/98   10/03/23   300.00   11/01/98   12/01/98   87.6
240-51    5500004055   FUNKHOUSER ALBERT J             44,284.17   12/07/98   10/23/07   108.20   01/01/99   02/01/99   83.1
240-51    5500004139   MASON DAVID J                   20,427.65   12/07/98   10/15/13   180.20   01/01/99   02/01/99   85.8
240-51    5500004287   JACKSON JUANITA                 31,639.46   12/07/98   10/24/06    96.20   01/01/99   02/01/99   79.2
240-51    5500004303   MALONE EUGENE J III             42,902.63   12/07/98   10/24/06    96.20   01/01/99   02/01/99   50.6
240-51    5500004337   STEVENS WALTER O                50,400.00   12/01/98   10/21/08   120.00   11/01/98   12/01/98   53.5
240-51    5600004765   GASKINS JOHN F                  69,500.00   11/01/98   09/11/16   215.00   10/01/98   11/01/98   77.2
240-51    5600005473   COOK RUSSELL E                  35,100.00   11/01/98   09/15/13   179.00   10/01/98   11/01/98   80.6
240-51    5600005556   WARFIELD ESSIE L                58,200.00   11/01/98   08/27/28   359.00   10/01/98   11/01/98   84.3
240-51    5600005564   WADDELL COLLETTA                51,954.61   11/01/98   09/21/08   119.00   10/29/98   11/29/98   79.0
240-51    5600005671   UPTGROW BERDELLA M              70,000.00   11/01/98   09/21/08   119.00   10/01/98   11/01/98   79.5
240-51    5600005788   STIFTER BEVERLY A               59,500.00   12/01/98   10/21/08   120.00   11/01/98   12/01/98   56.1
240-51    5600005838   MASTERS PEGGY F                 56,178.95   11/01/98   09/15/13   179.00   10/29/98   11/29/98   83.0
240-51    5600005861   BRUNNER BRUCE F                 20,900.00   12/01/98   10/21/08   120.00   11/01/98   12/01/98   84.4
240-51    5600005895   WIEDMAIER ROGER E               45,040.11   12/07/98   10/15/13   180.20   01/01/99   02/01/99   83.1
240-51    5600006026   LORELLO DOROTHY E               29,500.00   12/01/98   10/10/17   228.00   11/01/98   12/01/98   43.6
240-51    5600006059   GRANT ROBERT L                  19,585.70   11/01/98   09/04/22   287.00   10/29/98   11/29/98   89.4
240-51    5600006315   BECKIUS TAMARA J                55,500.00   12/01/98   10/13/15   204.00   11/01/98   12/01/98   79.2
240-51    5600006513   ALLEN BILLY F                   77,700.00   12/01/98   10/03/23   300.00   11/01/98   12/01/98   74.0
240-51    5600006521   HICKS WILLIAM R                 43,731.53   11/06/98   09/21/08   119.15   12/01/98   01/01/99   78.7
240-51    5600006620   LEMBCKE ROBERT A                22,400.00   12/01/98   10/18/11   156.00   11/01/98   12/01/98   80.4
240-51    5600006638   HUMPSTON CHARLES                18,000.00   11/01/98   09/21/08   119.00   10/01/98   11/01/98   46.6
240-51    5600006851   DORKO STEVEN L                  34,626.72   12/07/98   10/18/11   156.20   01/01/99   02/01/99   89.3
240-51    5600006901   STANLEY JOE G                   15,200.00   12/01/98   10/15/13   180.00   11/01/98   12/01/98   30.7
240-51    5600007214   COMER RONALD E                  61,400.00   12/01/98   10/15/13   180.00   11/01/98   12/01/98   79.7
240-51    5600007396   WOLLARD THOMAS J                55,600.00   12/01/98   11/01/20   264.00   11/01/98   12/01/98   84.8
240-51    5600007818   SWEAT RONALD J                  14,000.00   12/01/98   11/01/23   300.00   11/01/98   12/01/98   87.7
240-51    5600007917   BLOUNT STEVEN R                 55,978.90   12/07/98   10/15/13   180.20   01/01/99   02/01/99   89.2
240-51    5600008253   HARRINGTON RONALD P             19,400.00   12/01/98   10/01/24   312.00   11/01/98   12/01/98   79.9
240-51    5700002255   MORGAN MICHAEL D                88,009.79   11/01/98   09/04/22   287.00   10/29/98   11/29/98   74.0
240-51    5700002370   BURBICK STEPHANIE               17,877.72   11/06/98   09/28/03    59.15   12/01/98   01/01/99   79.9
240-51    5700002404   DESIMONE ERIN D                 82,613.86   12/07/98   10/09/18   240.20   01/01/99   02/01/99   69.5
240-51    5700002446   SUTHERLAND ROGER L              26,680.78   11/06/98   09/03/23   299.15   12/01/98   01/01/99   78.6
240-51    5700002479   JOHNSON STEPHANIE M             68,766.49   11/06/98   09/04/22   287.15   12/01/98   01/01/99   74.0
240-51    5700002511   VASQUEZ FRANK M                 22,700.00   11/01/98   09/21/08   119.00   10/01/98   11/01/98   79.4
240-51    5700002560   STENSBERG DALE A                28,400.00   12/01/98   10/24/06    96.00   11/01/98   12/01/98   73.1
          --------------------------------------    ------------                         -----------------              ----
                 154   Sale Total                   7,772,677.99                         215.59                         73.9

240-55    5200000569   RAVER MARY LOUISE              102,426.51   08/01/98   05/27/28   356.00   09/24/98   10/24/98   88.2
240-55    5200000759   BURNOR JOHN A                   86,562.54   08/01/98   06/09/18   236.00   10/21/98   11/21/98   66.1
240-55    5200000858   SWIECH RITA P                   77,193.82   09/01/98   06/27/28   357.00   09/27/98   10/27/98   84.0
240-55    5200000866   SPRAGG EDWIN A                  74,445.87   09/01/98   06/27/28   357.00   10/24/98   11/24/98   83.8
240-55    5200000882   LAWTON RICKY L                  18,392.80   09/01/98   07/22/08   117.00   10/24/98   11/24/98   77.9
240-55    5200000932   FIFE ROBERT A                   20,378.30   09/01/98   07/22/08   117.00   10/24/98   11/24/98   55.2

                                                     Current       Scheduled
                                                     Mortgage       Payment
Pool ID   Account      Name                            Rate       Int & Prin
-----------------------------------------------------------------------------
240-51    5500002802   WEAVER BETTY C                 11.990           295.15
240-51    5500002935   GOCAN ROBERT                   11.625           283.16
240-51    5500002976   THAXTON JOSEPH                  9.000         1,157.39
240-51    5500003024   LOCKEBY PAMELA M               11.500           192.04
240-51    5500003040   MEALING ERNEST                  8.875           557.03
240-51    5500003065   SULLIVAN MARY                  10.875           535.20
240-51    5500003115   TURNER CHARLES H               10.375           248.81
240-51    5500003164   BOYD DAVID C                   11.375           391.16
240-51    5500003172   BEVINS ROBERT                  10.375           283.70
240-51    5500003180   ROSENTHAL LESTER               10.375           626.09
240-51    5500003263   MISSEL GERALD R                11.375           591.41
240-51    5500003347   CREARY LEAFORD A               12.490           247.15
240-51    5500003412   MURPHY KATHLEEN M               9.875           500.51
240-51    5500003453   MCCOY MAXINE                   11.990           446.52
240-51    5500003602   BIHARY JOHN                     7.875           524.03
240-51    5500003768   MATT LUCILLE I                 10.125           361.39
240-51    5500003909   KRESS JOHN                     10.875           395.87
240-51    5500004006   AGUANNO MARLENE                11.990           468.25
240-51    5500004048   FINEWOOD JEANNE M              11.125           211.82
240-51    5500004055   FUNKHOUSER ALBERT J            12.625           641.02
240-51    5500004139   MASON DAVID J                  12.525           233.51
240-51    5500004287   JACKSON JUANITA                12.625           490.17
240-51    5500004303   MALONE EUGENE J III            12.250           656.48
240-51    5500004337   STEVENS WALTER O               11.000           640.73
240-51    5600004765   GASKINS JOHN F                 12.750           758.97
240-51    5600005473   COOK RUSSELL E                  9.875           345.65
240-51    5600005556   WARFIELD ESSIE L               12.750           583.78
240-51    5600005564   WADDELL COLLETTA                9.250           616.81
240-51    5600005671   UPTGROW BERDELLA M             12.750           955.08
240-51    5600005788   STIFTER BEVERLY A               8.500           680.85
240-51    5600005838   MASTERS PEGGY F                10.375           570.37
240-51    5600005861   BRUNNER BRUCE F                 9.875           253.57
240-51    5600005895   WIEDMAIER ROGER E              12.500           514.18
240-51    5600006026   LORELLO DOROTHY E              10.125           269.40
240-51    5600006059   GRANT ROBERT L                 10.375           170.72
240-51    5600006315   BECKIUS TAMARA J               13.250           632.99
240-51    5600006513   ALLEN BILLY F                   8.375           571.46
240-51    5600006521   HICKS WILLIAM R                11.375           569.31
240-51    5600006620   LEMBCKE ROBERT A                9.775           234.57
240-51    5600006638   HUMPSTON CHARLES                9.975           219.30
240-51    5600006851   DORKO STEVEN L                 12.000           407.47
240-51    5600006901   STANLEY JOE G                  11.250           161.66
240-51    5600007214   COMER RONALD E                 12.750           707.71
240-51    5600007396   WOLLARD THOMAS J               10.375           535.93
240-51    5600007818   SWEAT RONALD J                 11.125           138.48
240-51    5600007917   BLOUNT STEVEN R                11.375           601.82
240-51    5600008253   HARRINGTON RONALD P            13.250           204.37
240-51    5700002255   MORGAN MICHAEL D                8.250           649.31
240-51    5700002370   BURBICK STEPHANIE              11.375           370.35
240-51    5700002404   DESIMONE ERIN D                10.625           769.42
240-51    5700002446   SUTHERLAND ROGER L             13.750           291.96
240-51    5700002479   JOHNSON STEPHANIE M             8.625           523.66
240-51    5700002511   VASQUEZ FRANK M                13.250           315.90
240-51    5700002560   STENSBERG DALE A                9.375           389.10
          --------------------------------------      -----------------------
                 154   Sale Total                     10.306        82,577.13

240-55    5200000569   RAVER MARY LOUISE               8.490           727.51
240-55    5200000759   BURNOR JOHN A                   7.499           646.84
240-55    5200000858   SWIECH RITA P                   7.499           498.84
240-55    5200000866   SPRAGG EDWIN A                  7.499           481.41
240-55    5200000882   LAWTON RICKY L                  7.499           204.86
240-55    5200000932   FIFE ROBERT A                   7.625           228.02

ALLIANCE FUNDING                                                PAGE 14 11/24/98
A DIVISION OF SUPERIOR BANK FSB

                      SALE SCHEDULE - GROUP 1, SUB-POOL II
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                               Principal
                                                                                                      Zip     Balance at
Pool ID   Account      Name                        Address                      City          State   Code    Origination
---------------------------------------------------------------------------------------------------------------------------
240-55    5200000940   HILLOCK JEFFREY T           752 N 950W                   OREM          UT      84057       41,200.00
240-55    5200000957   BIALLY BRUCE E              78 OLYMPIA LANE              SICKLERVILL   NJ      08081       39,100.00
240-55    5200000981   RYAN THERESA A              1598 CHANTICLAIR             WIXOM         MI      48393      177,200.00
240-55    5200000999   CUNNINGHAM ROBERT           15 DRIFTWOOD DRIVE           EGG HARBOR    NJ      08234       74,300.00
240-55    5200001013   BARBERE VIRGINIA            420 CLEARMEADOW DR           EAST MEADOW   NY      11554       56,800.00
240-55    5200001047   DALLAS WILLIAM L            31 CHERYL COURT              TROY          NY      12180       18,545.00
240-55    5200001054   TOWNSLEY DORETHA M          4475 ROCHESTER RD            MORGANTOWN    KY      42261       38,000.00
240-55    5200001062   KWIECINSKI THADDEUS         1950 HAYES ST                EUGENE        OR      97405       32,700.00
240-55    5200001104   POPOVICH DONALD T           1304 CLAY STREET             MIDLAND       MI      48642       32,000.00
240-55    5200001112   SPEER SCOTT W               2635 GROVELAND AVENUE        DELTONA       FL      32725       74,000.00
240-55    5200001120   FRIESEN THOMAS D            735 LINCOLN AVENUE NW        FARIBAULT     MN      55021       66,700.00
240-55    5200001179   COURTWRIGHT LYRIC           11370 CHESAPEAKE DRIVE       RENO          NV      89506      155,000.00
240-55    5200001187   BLOCK MICHAEL D             425 EAST 3RD STREET          CANTON        SD      57013       17,200.00
240-55    5200001195   KELLY PATRICIA              11 MARVIN DRIVE              KINGS PARK    NY      11754      129,300.00
240-55    5200001211   SORGE JEANNETTE R           8716 EAST MAIN STREET        CAMPBELL      NY      14821       58,500.00
240-55    5200001237   HIGEL WILLIAM R             5009 HAROLD AVENUE           SARASOTA      FL      34235       35,100.00
240-55    5200001245   DAVIS GLENN R               356 FLORENCE DR              PICKERINGTO   OH      43147       44,000.00
240-55    5200001252   KROLL DAVID JR              151 COLLERAN PLACE           BAYVILLE      NJ      08721       75,100.00
240-55    5200001278   DAVIS PHILIP                136 TRAILS END               NEW CITY      NY      10956       57,800.00
240-55    5200001286   BENTLEY TOMAS L             9735 WEST TAFT ROAD          SAINT JOHNS   MI      48879       18,300.00
240-55    5200001294   D'AMBROSIO RITA             8 SCHELLY DR                 MIDDLETOWN    NJ      07748       35,700.00
240-55    5200001302   YOUNG CLAY M                22175 RED FEATHER LAKES RD   RED FEATHER   CO      80545       34,400.00
240-55    5200001328   WRIGHT WILLIAM D            22200 WALLACE AVENUE         ALLIANCE      OH      44601       41,900.00
240-55    5200001351   WHALEY JOSEPH F             142 E WASHINGTON STREET      MOORESVILLE   IN      46158       31,100.00
240-55    5200001369   LAMBRECHT LORI K            380 WILLOW LANE ROAD         OSCEOLA       WI      54020       49,500.00
240-55    5200001377   MUSIC JAMES L               1428 BRIM ST                 MILLBURY      OH      43447       79,400.00
240-55    5200001393   JARED MARK                  4722 JOHN LAW COURT          LOUISVILLE    KY      40272       74,400.00
240-55    5200001435   GILBERT CATHERINE A         2306 BANKS AVENUE            SUPERIOR      WI      54880       18,900.00
240-55    5200001468   ALFORD LISA I               1806 MARACAIBO RD            JACKSONVILL   FL      32211       13,300.00
240-55    5200001484   PIRTLE ALISA A              37 E FLOWING WELLS DR        ELKO          NV      89801      112,200.00
240-55    5200001500   KRUEGER ANGELA D            2434 EMLONG ST               JOLIET        IL      60435       10,600.00
240-55    5200001518   DELMONTE LOUIS S            11518 CENTER ROAD            SHERIDAN      NY      14048       22,000.00
240-55    5200001534   CULBERT ANNE                456 GINGER HILL RD           THOMSON       GA      30824       11,900.00
240-55    5200001542   CESSNA ELWYN A.             13880 WAMPLERS LAKE ROAD     BROOKLYN      MI      49230       93,600.00
240-55    5200001567   DAVIS SAMUEL E              11004 GREENOCK COURT         LOUISVILLE    KY      40243      130,500.00
240-55    5200001583   ADAMS ROBERT E              4095 EAST WEBB ROAD          ELFRIDA       AZ      85610       86,700.00
240-55    5200001591   PATTERSON JEFFREY P         1007 EAST NORA AVENUE        SPOKANE       WA      99207       21,300.00
240-55    5200001617   BARRIE DAVID B              212 HEEREN DRIVE             WINNEBAGO     IL      61088      108,200.00
240-55    5200001641   MURRAY GREGORY W            7742 WHITE DOVE DR           INDIANAPOLI   IN      46256       98,100.00
240-55    5200001666   KITTRELL ROBERT GREG        2102 ELGIN RD                MOSES LAKE    WA      98837       79,000.00
240-55    5200001682   DAVIS KAREN A               280 GAY STREET               PLAIN CITY    OH      43064       90,500.00
240-55    5200001690   PARVIN GINA M               2176 DAVISTA DR              HIGHLAND      MI      48356       69,800.00
240-55    5200001740   PIRLOTT SHERRY L            1331 MCCORMICK STREET        GREEN BAY     WI      54301       83,300.00
240-55    5200001757   WILSON STACY                1021 SE 130TH AVENUE         VANCOUVER     WA      98683       65,800.00
240-55    5200001765   FRAGA PEDRO                 3707 PEARLMAN COURT          KEY WEST      FL      33040       74,000.00
240-55    5200001773   PRINCE ALOMA T              11336 SW 78TH CIRCLE         OCALA         FL      34476       37,800.00
240-55    5200001872   SALDO RICHARD A             216-18 38TH AVE              BAYSIDE       NY      11361      175,300.00
240-55    5200001922   GRAVES ERIC JAMES           1625 LILLIAN CIRCLE          COLUMBIA      TN      38401       66,600.00
240-55    5200001948   WESTPHAL DOROTHY            3446 NORTH EAGER ROAD        HOWELL        MI      48843      135,700.00
240-55    5200001963   BLAKELY RAYMOND E           845 S MORRISTOWN PIKE        GREENFIELD    IN      46140       68,300.00
240-55    5200002078   HILDERBRAND MICHAEL A       1064 JASPER ROAD             XENIA         OH      45385       30,900.00
240-55    5200002086   KELTZ JOEL S                36 WINTERCRESS LANE          EAST NORTHP   NY      11731       73,700.00
240-55    5200002219   STYLES DALE L               6111 WILFORD PLACE SW        ALBANY        OR      97321       75,200.00
240-55    5200002227   ALVARADO JOSE               823 EAST 218TH STREET        BRONX         NY      10467      141,600.00
240-55    5200002235   FLAHERTY RAYMOND J          16 GIBBS ROAD                AMITYVILLE    NY      11701      122,100.00
240-55    5200002458   SPRY CAROL F                1217 32ND STREET             ANACORTES     WA      98221       74,900.00
240-55    5200002466   CHUMLEY JAMES JR            1629 ROY DR                  ARNOLD        MO      63010      107,000.00
240-55    5200002474   MURDOCK GLENN B             240 TAMMY LANE               SHEPHERDSVI   KY      40165       73,400.00
240-55    5200002490   HYNES THOMAS G              8041 LAGOS DE CAMPO BLVD     TAMARAC       FL      33321       55,500.00
240-55    5200002680   FORAN JOAN                  143 HEBRON RD                ANDOVER       CT      06232       54,000.00
240-55    5200002698   VAN GIESON HAROLD JR        226 ORIENT WAY               RUTHERFORD    NJ      07070      108,100.00
240-55    5200002771   DONOHUE PHILIP J            306 N MAIN ST                WOODSTOWN     NJ      08098      127,200.00

                                                     Cut-off Date   First                                              Original
                                                       Principal   Payment    Maturity   Rem      Paid thru    Date      LTV
Pool ID   Account      Name                             Balance     Date        Date     Term        Date      Due      Ratio
-------------------------------------------------------------------------------------------------------------------------------
240-55    5200000940   HILLOCK JEFFREY T               40,899.95   09/01/98   07/16/13   177.00   10/24/98   11/24/98   88.0
240-55    5200000957   BIALLY BRUCE E                  38,743.91   09/01/98   07/22/08   117.00   09/27/98   10/27/98   88.4
240-55    5200000981   RYAN THERESA A                 176,375.05   09/01/98   07/10/18   237.00   10/24/98   11/24/98   89.2
240-55    5200000999   CUNNINGHAM ROBERT               74,249.12   09/01/98   06/27/28   357.00   10/24/98   11/24/98   82.5
240-55    5200001013   BARBERE VIRGINIA                56,765.73   10/01/98   07/27/28   358.00   10/26/98   11/26/98   86.7
240-55    5200001047   DALLAS WILLIAM L                18,414.71   09/01/98   07/16/13   177.00   10/24/98   11/24/98   86.8
240-55    5200001054   TOWNSLEY DORETHA M              37,405.34   09/01/98   07/22/08   117.00   10/24/98   11/24/98   55.0
240-55    5200001062   KWIECINSKI THADDEUS             32,439.71   09/01/98   07/16/13   177.00   10/24/98   11/24/98   77.8
240-55    5200001104   POPOVICH DONALD T               31,793.03   10/01/98   08/09/18   238.00   10/26/98   11/26/98   49.2
240-55    5200001112   SPEER SCOTT W                   73,898.36   09/01/98   06/27/28   357.00   09/27/98   10/27/98   76.2
240-55    5200001120   FRIESEN THOMAS D                66,608.22   09/01/98   06/27/28   357.00   09/27/98   10/27/98   81.3
240-55    5200001179   COURTWRIGHT LYRIC              154,786.73   10/01/98   07/27/28   358.00   10/26/98   11/26/98   88.0
240-55    5200001187   BLOCK MICHAEL D                 17,173.12   09/01/98   06/27/28   357.00   10/24/98   11/24/98   88.4
240-55    5200001195   KELLY PATRICIA                 129,035.06   09/01/98   06/27/28   357.00   10/24/98   11/24/98   77.8
240-55    5200001211   SORGE JEANNETTE R               58,415.93   09/01/98   06/27/28   357.00   10/24/98   11/24/98   90.0
240-55    5200001237   HIGEL WILLIAM R                 35,025.85   10/01/98   08/03/23   298.00   10/26/98   11/26/98   83.5
240-55    5200001245   DAVIS GLENN R                   42,939.73   09/01/98   08/01/13   177.00   10/01/98   11/01/98   74.2
240-55    5200001252   KROLL DAVID JR                  74,920.34   09/06/98   07/02/28   357.14   10/29/98   11/29/98   67.0
240-55    5200001278   DAVIS PHILIP                    57,703.58   10/01/98   08/09/18   238.00   09/29/98   10/29/98   81.7
240-55    5200001286   BENTLEY TOMAS L                 18,076.05   10/01/98   08/21/08   118.00   09/29/98   10/29/98   60.3
240-55    5200001294   D'AMBROSIO RITA                 35,349.17   09/01/98   07/22/08   117.00   09/27/98   10/27/98   61.4
240-55    5200001302   YOUNG CLAY M                    34,240.57   10/01/98   08/21/08   118.00   09/29/98   10/29/98   85.7
240-55    5200001328   WRIGHT WILLIAM D                41,490.55   10/01/98   08/21/08   118.00   10/26/98   11/26/98   85.5
240-55    5200001351   WHALEY JOSEPH F                 31,052.82   10/01/98   08/03/23   298.00   10/26/98   11/26/98   75.4
240-55    5200001369   LAMBRECHT LORI K                49,037.51   10/01/98   08/15/13   178.00   10/26/98   11/26/98   43.0
240-55    5200001377   MUSIC JAMES L                   78,970.56   10/01/98   08/15/13   178.00   10/26/98   11/26/98   61.0
240-55    5200001393   JARED MARK                      73,983.78   10/01/98   08/15/13   178.00   10/26/98   11/26/98   84.5
240-55    5200001435   GILBERT CATHERINE A             18,888.94   10/01/98   07/27/28   358.00   10/26/98   11/26/98   79.1
240-55    5200001468   ALFORD LISA I                   13,266.84   10/01/98   08/15/13   178.00   09/29/98   10/29/98   73.4
240-55    5200001484   PIRTLE ALISA A                 112,131.71   10/01/98   07/27/28   358.00   10/26/98   11/26/98   69.0
240-55    5200001500   KRUEGER ANGELA D                10,591.76   10/01/98   07/27/28   358.00   10/26/98   11/26/98   83.7
240-55    5200001518   DELMONTE LOUIS S                21,951.64   10/01/98   08/03/23   298.00   10/26/98   11/26/98   87.8
240-55    5200001534   CULBERT ANNE                    11,841.86   11/01/98   09/21/08   119.00   10/29/98   11/29/98   85.7
240-55    5200001542   CESSNA ELWYN A.                 93,256.42   10/01/98   07/27/28   358.00   10/26/98   11/26/98   59.6
240-55    5200001567   DAVIS SAMUEL E                 130,136.02   10/01/98   08/15/13   178.00   09/29/98   10/29/98   76.0
240-55    5200001583   ADAMS ROBERT E                  86,079.81   10/01/98   08/15/13   178.00   10/26/98   11/26/98   89.3
240-55    5200001591   PATTERSON JEFFREY P             21,231.62   10/01/98   08/03/23   298.00   10/26/98   11/26/98   87.3
240-55    5200001617   BARRIE DAVID B                 107,955.23   10/01/98   08/04/22   286.00   10/26/98   11/26/98   70.7
240-55    5200001641   MURRAY GREGORY W                98,032.83   10/01/98   07/27/28   358.00   09/29/98   10/29/98   74.0
240-55    5200001666   KITTRELL ROBERT GREG            78,551.86   10/01/98   08/21/08   118.00   09/29/98   10/29/98   76.6
240-55    5200001682   DAVIS KAREN A                   89,994.12   10/01/98   08/15/13   178.00   10/26/98   11/26/98   75.4
240-55    5200001690   PARVIN GINA M                   69,719.71   10/01/98   07/27/28   358.00   10/26/98   11/26/98   78.4
240-55    5200001740   PIRLOTT SHERRY L                83,232.20   11/01/98   08/27/28   359.00   10/29/98   11/29/98   79.8
240-55    5200001757   WILSON STACY                    65,800.00   11/01/98   09/03/23   299.00   10/01/98   11/01/98   57.2
240-55    5200001765   FRAGA PEDRO                     73,626.75   11/01/98   09/03/23   299.00   10/29/98   11/29/98   63.2
240-55    5200001773   PRINCE ALOMA T                  37,800.00   11/01/98   10/01/28   359.00   10/01/98   11/01/98   30.7
240-55    5200001872   SALDO RICHARD A                175,300.00   11/01/98   09/15/13   179.00   10/01/98   11/01/98   70.1
240-55    5200001922   GRAVES ERIC JAMES               66,554.39   11/01/98   08/27/28   359.00   10/29/98   11/29/98   74.0
240-55    5200001948   WESTPHAL DOROTHY               135,700.00   12/01/98   09/26/28   360.00   11/01/98   12/01/98   72.1
240-55    5200001963   BLAKELY RAYMOND E               68,300.00   11/01/98   10/01/28   359.00   10/01/98   11/01/98   71.8
240-55    5200002078   HILDERBRAND MICHAEL A           30,900.00   11/01/98   10/01/13   179.00   10/01/98   11/01/98   70.4
240-55    5200002086   KELTZ JOEL S                    73,700.00   12/01/98   09/26/28   360.00   11/01/98   12/01/98   24.1
240-55    5200002219   STYLES DALE L                   75,200.00   11/01/98   08/27/28   359.00   10/01/98   11/01/98   66.8
240-55    5200002227   ALVARADO JOSE                  141,600.00   11/01/98   08/27/28   359.00   10/01/98   11/01/98   74.5
240-55    5200002235   FLAHERTY RAYMOND J             122,018.47   11/01/98   08/27/28   359.00   10/29/98   11/29/98   66.0
240-55    5200002458   SPRY CAROL F                    74,900.00   11/01/98   08/27/28   359.00   10/01/98   11/01/98   74.9
240-55    5200002466   CHUMLEY JAMES JR               107,000.00   11/01/98   08/27/28   359.00   10/01/98   11/01/98   88.4
240-55    5200002474   MURDOCK GLENN B                 73,400.00   12/01/98   09/26/28   360.00   11/01/98   12/01/98   84.3
240-55    5200002490   HYNES THOMAS G                  55,500.00   12/01/98   11/01/28   360.00   11/01/98   12/01/98   85.3
240-55    5200002680   FORAN JOAN                      54,000.00   12/01/98   09/26/28   360.00   11/01/98   12/01/98   49.0
240-55    5200002698   VAN GIESON HAROLD JR           108,100.00   12/01/98   09/26/28   360.00   11/01/98   12/01/98   58.4
240-55    5200002771   DONOHUE PHILIP J               127,200.00   12/01/98   11/18/08   120.00   11/01/98   12/01/98   84.8

                                                     Current       Scheduled
                                                     Mortgage       Payment
Pool ID   Account      Name                            Rate       Int & Prin
-----------------------------------------------------------------------------
240-55    5200000940   HILLOCK JEFFREY T               9.125           388.51
240-55    5200000957   BIALLY BRUCE E                  9.875           474.38
240-55    5200000981   RYAN THERESA A                  8.125         1,380.77
240-55    5200000999   CUNNINGHAM ROBERT               7.499           479.48
240-55    5200001013   BARBERE VIRGINIA                8.125           389.27
240-55    5200001047   DALLAS WILLIAM L                9.525           178.99
240-55    5200001054   TOWNSLEY DORETHA M              7.499           416.28
240-55    5200001062   KWIECINSKI THADDEUS             8.125           290.60
240-55    5200001104   POPOVICH DONALD T               7.499           237.92
240-55    5200001112   SPEER SCOTT W                   7.499           477.54
240-55    5200001120   FRIESEN THOMAS D                7.490           430.05
240-55    5200001179   COURTWRIGHT LYRIC               7.490           999.37
240-55    5200001187   BLOCK MICHAEL D                 8.875           126.32
240-55    5200001195   KELLY PATRICIA                  7.499           833.67
240-55    5200001211   SORGE JEANNETTE R               9.275           445.20
240-55    5200001237   HIGEL WILLIAM R                 7.490           239.20
240-55    5200001245   DAVIS GLENN R                   8.625           436.52
240-55    5200001252   KROLL DAVID JR                  7.490           484.21
240-55    5200001278   DAVIS PHILIP                    7.490           429.44
240-55    5200001286   BENTLEY TOMAS L                 7.499           200.47
240-55    5200001294   D'AMBROSIO RITA                 8.525           408.95
240-55    5200001302   YOUNG CLAY M                    9.500           410.81
240-55    5200001328   WRIGHT WILLIAM D                8.625           482.04
240-55    5200001351   WHALEY JOSEPH F                11.750           297.05
240-55    5200001369   LAMBRECHT LORI K                8.125           439.90
240-55    5200001377   MUSIC JAMES L                   7.875           695.05
240-55    5200001393   JARED MARK                      7.490           636.17
240-55    5200001435   GILBERT CATHERINE A             8.275           131.37
240-55    5200001468   ALFORD LISA I                   8.750           122.68
240-55    5200001484   PIRTLE ALISA A                  8.125           768.95
240-55    5200001500   KRUEGER ANGELA D               10.250            87.68
240-55    5200001518   DELMONTE LOUIS S                8.375           161.80
240-55    5200001534   CULBERT ANNE                    9.375           141.36
240-55    5200001542   CESSNA ELWYN A.                 7.499           604.02
240-55    5200001567   DAVIS SAMUEL E                  7.490         1,115.86
240-55    5200001583   ADAMS ROBERT E                  9.125           817.58
240-55    5200001591   PATTERSON JEFFREY P             8.375           156.65
240-55    5200001617   BARRIE DAVID B                  7.625           756.66
240-55    5200001641   MURRAY GREGORY W                7.499           633.06
240-55    5200001666   KITTRELL ROBERT GREG            7.499           865.43
240-55    5200001682   DAVIS KAREN A                   7.499           774.26
240-55    5200001690   PARVIN GINA M                   8.375           489.69
240-55    5200001740   PIRLOTT SHERRY L                7.499           537.56
240-55    5200001757   WILSON STACY                    7.490           448.42
240-55    5200001765   FRAGA PEDRO                     7.875           521.52
240-55    5200001773   PRINCE ALOMA T                  7.375           261.08
240-55    5200001872   SALDO RICHARD A                 7.499         1,499.76
240-55    5200001922   GRAVES ERIC JAMES               7.499           429.79
240-55    5200001948   WESTPHAL DOROTHY                7.499           875.71
240-55    5200001963   BLAKELY RAYMOND E               7.525           478.73
240-55    5200002078   HILDERBRAND MICHAEL A           8.375           302.02
240-55    5200002086   KELTZ JOEL S                    7.999           499.11
240-55    5200002219   STYLES DALE L                   7.499           485.28
240-55    5200002227   ALVARADO JOSE                   7.499           913.78
240-55    5200002235   FLAHERTY RAYMOND J              7.625           797.69
240-55    5200002458   SPRY CAROL F                    8.125           513.32
240-55    5200002466   CHUMLEY JAMES JR                8.525           761.16
240-55    5200002474   MURDOCK GLENN B                 7.499           473.67
240-55    5200002490   HYNES THOMAS G                  9.025           447.56
240-55    5200002680   FORAN JOAN                     10.250           446.65
240-55    5200002698   VAN GIESON HAROLD JR            7.490           696.98
240-55    5200002771   DONOHUE PHILIP J                7.490         1,392.90

ALLIANCE FUNDING                                                PAGE 15 11/24/98
A DIVISION OF SUPERIOR BANK FSB

                      SALE SCHEDULE - GROUP 1, SUB-POOL II
     1998-4 CLASS 1 - INITIAL OF FIXED RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                               Principal
                                                                                                      Zip     Balance at
Pool ID   Account      Name                        Address                      City          State   Code    Origination
---------------------------------------------------------------------------------------------------------------------------
240-55    5200002789   TUREK STANLEY J             8 ROYAL DR                   CORAM         NY      11727      139,800.00
240-55    5200002797   OCONNELL SUSAN A            57 CORAM ST                  HAMDEN        CT      06517      126,500.00
240-55    5200002870   WEST PETER D                S68 W32640 WESTGATE DRIVE    MUKWONAGO     WI      53149       90,700.00
240-55    5200003050   RIOS ELISEO S               457 58TH STREET              BROOKLYN      NY      11220      132,200.00
240-55    5200003167   BAKER BARBARA LENIUS        10800 53RD AVENUE NORTH      PLYMOUTH      MN      55442      114,400.00
240-55    5200003175   RASBERRY TED                42-44 SW HALL ST             GRAND RAPID   MI      49507       48,900.00
240-55    5500002489   VERHEYN ALBERT W SR         6124 KAREN AVENUE            NEWFANE       NY      14108       14,400.00
240-55    5500002687   MOREA FELIX                 69 VERNON AVENUE             YONKERS       NY      10704      206,900.00
240-55    5500004147   LOPEZ MICHAEL A             94 SUNWOOD DRIVE             CALVERTON     NY      11933      130,300.00
240-55    5500004592   JOHNSON ALBERT O            5216 RIVER PARK VILLAS DRI   SAINT AUGUS   FL      32092      106,700.00
240-55    5500004600   JOHNSON ALBERT O            5216 RIVER PARK VILLAS DRI   SAINT AUGUS   FL      32092       14,500.00
          --------------------------------------                                                              -------------
                  79   Sale Total                                                                              5,810,445.00

                 873   Grand Total Sub-Pool II                                                                53,823,298.00

                                                     Cut-off Date   First                                              Original
                                                       Principal   Payment    Maturity   Rem      Paid thru    Date      LTV
Pool ID   Account      Name                             Balance     Date        Date     Term        Date      Due      Ratio
-------------------------------------------------------------------------------------------------------------------------------
240-55    5200002789   TUREK STANLEY J                139,800.00   12/01/98   09/26/28   360.00   11/01/98   12/01/98   84.7
240-55    5200002797   OCONNELL SUSAN A               126,500.00   12/01/98   11/01/13   180.00   11/01/98   12/01/98   79.0
240-55    5200002870   WEST PETER D                    90,700.00   12/01/98   10/24/28   360.00   11/01/98   12/01/98   60.4
240-55    5200003050   RIOS ELISEO S                  132,200.00   12/01/98   10/15/13   180.00   11/01/98   12/01/98   57.4
240-55    5200003167   BAKER BARBARA LENIUS           114,400.00   12/01/98   11/01/28   360.00   11/01/98   12/01/98   84.7
240-55    5200003175   RASBERRY TED                    48,900.00   12/01/98   11/01/28   360.00   11/01/98   12/01/98   81.5
240-55    5500002489   VERHEYN ALBERT W SR             14,196.53   10/01/98   08/24/06    94.00   10/26/98   11/26/98   65.2
240-55    5500002687   MOREA FELIX                    206,746.42   10/01/98   09/01/28   358.00   10/01/98   11/01/98   79.5
240-55    5500004147   LOPEZ MICHAEL A                130,300.00   12/01/98   11/01/22   288.00   11/01/98   12/01/98   89.8
240-55    5500004592   JOHNSON ALBERT O               106,700.00   12/01/98   10/31/23   300.00   11/01/98   12/01/98   79.0
240-55    5500004600   JOHNSON ALBERT O                14,500.00   12/01/98   10/31/23   300.00   11/01/98   12/01/98   89.7
          --------------------------------------   -------------                         -----------------              ----
                  79   Sale Total                   5,797,599.45                         289.82                         75.1

                 873   Grand Total Sub-Pool II     53,776,276.48                         239.71                         76.3

                                                     Current       Scheduled
                                                     Mortgage       Payment
Pool ID   Account      Name                            Rate       Int & Prin
-----------------------------------------------------------------------------
240-55    5200002789   TUREK STANLEY J                 8.188           963.80
240-55    5200002797   OCONNELL SUSAN A                7.499         1,172.60
240-55    5200002870   WEST PETER D                    7.000           556.97
240-55    5200003050   RIOS ELISEO S                   7.000         1,096.71
240-55    5200003167   BAKER BARBARA LENIUS            7.250           780.41
240-55    5200003175   RASBERRY TED                    7.250           333.58
240-55    5500002489   VERHEYN ALBERT W SR             7.499           184.51
240-55    5500002687   MOREA FELIX                     7.499         1,446.53
240-55    5500004147   LOPEZ MICHAEL A                 8.125           950.42
240-55    5500004592   JOHNSON ALBERT O                7.250           711.85
240-55    5500004600   JOHNSON ALBERT O                8.375           106.64
          --------------------------------------       ----------------------
                  79   Sale Total                      7.825        44,209.40

                 873   Grand Total Sub-Pool II        10.330       527,796.76

                                  EXHIBIT H-3

                    MORTGAGE LOAN SCHEDULE FOR SUB-POOL III

ALLIANCE FUNDING                                                PAGE 1  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE A - GROUP 2, SUB-POOL III
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                                        Principal
                                                                                                              Zip       Balance at
Pool ID     Inv     Account           Name                 Address                       City         State   Code     Origination
-----------------------------------------------------------------------------------------------------------------------------------
325-01      325    800581886    RUTOWSKI MARK S            20 MARCIA ROAD                RINGWOOD       NJ    07456     100,000.00
325-01      325    800789414    STORM FRANK D              1705 GRANDVIEW AVENUE         MCKEESPORT     PA    15132      31,600.00
325-01      325    800876443    SAN LORENZO FRANK          3192 ALMOND STREET            PHILADELPHI    PA    19134      34,800.00
325-01      325    800892549    CONNELL JAMES P            6759 WARD ROAD                WHEATFIELD     NY    14304      78,390.00
325-01      325    800903973    LOUISSAINT MARYSE          149-19 HOOK CREEK BLVD        ROSEDALE       NY    11422     180,000.00
325-01      325    800929564    WAGNER JAMES G JR          3034 CALIFORNIA AVENUE        BALTIMORE      MD    21234      72,000.00
325-01      325    800935488    SCHUBERT IRENE C           164 BUCK FEVER TRAIL          SCOTT RUN      PA    18335      42,500.00
325-01      325    800954687    PETUSH TROY M              316 HOHMAN AVE                AKRON          OH    44319      73,100.00
325-01      325    800968349    D'AGNILLO ANNE             RR 1 BOX 1143                 BEACH LAKE     PA    18405      26,000.00
325-01      325    800971863    TERWILLIGER WILLIAM R      4220 JACKSON ROAD             WILLIAMSTOW    NJ    08094     103,500.00
325-01      325    800979635    PALMATIER BRIAN            CROSS ROAD                    TOMPKINS       NY    13856      51,800.00
325-01      325    800981870    WALKER LAWRENCE D          7128 TROY CREST COURT         HUBER HEIGH    OH    45424      92,300.00
325-01      325    800986325    LEITZEL STACEY A           3204 NORTH SIXTH STREET       HARRISBURG     PA    17110      61,200.00
325-01      325    800989196    FREEMAN PETER W            1927 FORESTDALE AVENUE        BEAVERCREEK    OH    45432     133,450.00
325-01      325    800989584    MACE EARL R                64 HIGH STREET                PINE GROVE     PA    17963      63,000.00
325-01      325    800997892    SMITH JOHN MICHAEL         158 HIGHLAND ROAD             YORK           PA    17403     123,300.00
325-01      325    801002916    DIBENEDETTO MICHELLE       20 SULLIVAN DRIVE             STONY POINT    NY    10980     188,500.00
325-01      325    801006073    CIEPLINSKI TAMI J          4091 REISS ROAD               ROOTSTOWN      OH    44272      67,150.00
325-01      325    801009648    FRAZIER DONALD A           1365 104TH STREET             NIAGARA FAL    NY    14304      75,590.00
325-01      325    801011123    LUTES JUDITH M             7750 CHILSON ROAD             PINCKNEY       MI    48169     101,600.00
325-01      325    801012816    MCNEAL NORMAN M            404 ALLEN STREET              WEST HAZLET    PA    18201      46,000.00
325-01      325    801015017    LOVE TINA M                RR 1 BOX 1135 MOUNTAIN RD     TAMAQUA        PA    18252      67,915.00
325-01      325    801015900    ESTRADA JOSE ANGEL         14614 SW 98 TERRACE           MIAMI          FL    33186      95,400.00
325-01      325    801018219    BRICKER TED W              300 ANTLER POND DRIVE         POWHATAN       VA    23139     171,000.00
325-01      325    801019951    PRATER MICHAEL SR          509 BIRMINGHAM STREET         BRIDGEPORT     CT    06606      65,450.00
325-01      325    801022229    FLYNN LINDA JEAN           1378 LAYTON ROAD              CLARKS SUMM    PA    18411     128,700.00
325-01      325    801022559    GIBSON-BEY JAMES AARON     1564 N CAREY STREET           BALTIMORE      MD    21217      41,250.00
325-01      325    801024878    MURIN ROBERT J             107 ARIZONA DRIVE             KULPMONT       PA    17834     117,000.00
325-01      325    801027095    GAYLOCK ANNETT             196 EAST 35 STREET            BROOKLYN       NY    11203     140,250.00
325-01      325    801029463    HOBSON FLORINE             12904 S CARPENTER STREET      CALUMET PAR    IL    60643      61,200.00
325-01      325    801030420    WILLIAMS DAVID J           8414 ZENITH DRIVE             BALDWINSVIL    NY    13027      58,500.00
325-01      325    801033820    MASON R DOUGLAS            2346 VALLEY ROAD              EAST PETERS    PA    17520      72,250.00
325-01      325    801034091    CRISPELL MARY H            3169 GELA ROAD                OXFORD         NC    27565      72,250.00
325-01      325    801036492    BLAIR RAYMOND J            33 NORTH SECOND STREET        GREENVILLE     PA    16125      40,000.00
325-01      325    801036500    KING DIANE                 125 COLONADE AVENUE           ATLANTA        GA    30311     171,000.00
325-01      325    801036989    BARTUS GEORGE E            5896 NORTH RICKFIELD          JACKSON        MI    49201     132,400.00
325-01      325    801037300    YABLONSKY VASILY           31761 SCAPPOOSE-VERNONIA R    SCAPPOOSE      OR    97056     109,500.00
325-01      325    801037938    JAMES RODNEY               990 PEEKSKILL HOLLOW ROAD     PUTNAM VALL    NY    10579     223,875.00
325-01      325    801038001    CAVALCANTE ELLEN           361 DELAWARE DRIVE            BRICK          NJ    08723     116,450.00
325-01      325    801039298    HOBBS ROBERT               416 NORTH KEYSER AVENUE       SCRANTON       PA    18504      76,500.00
325-01      325    801041419    WILLIAMS FRANK D           1670 NAVAJO DRIVE             OGDEN          UT    84403     162,000.00
325-01      325    801044579    CALLISON DOUGLAS E         5100 WIRE DRIVE               DAYTON         OH    45414      64,800.00
325-01      325    801044595    ALTMANN KENNETH P          542 LEXINGTON AVENUE          CRANFORD       NJ    07016     170,000.00
325-01      325    801045907    NEVILLE HENRY WALLACE      385 NORTH 880 EAST            TOOELE         UT    84074     112,464.00
325-01      325    801046400    CONCUSKY RAYMOND           169 MEYERS STREET             EDWARDSVILL    PA    18704      36,445.00
325-01      325    801046756    ROGERS KATHRYN             21777 MAHON DR                SOUTHFIELD     MI    48075      98,600.00
325-01      325    801047093    KARSON THERESA M           1222 20TH AVE                 ALTOONA        PA    16601      55,800.00
325-01      325    801047440    HAYMAN YAMINA              7636 WYNDALE AVE              PHILADELPHI    PA    19151      36,125.00
325-01      325    801047713    RUSSO JOSEPH               43 OSBOURNE AVENUE            STATEN ISLA    NY    10308     125,800.00
325-01      325    801053281    BAPTISTE JEAN FRITZ JEAN   5 WHITE DRIVE                 NEPTUNE        NJ    07753     118,800.00
325-01      325    801053877    TANNER ALICE L             218 CAMALOT DRIVE             SPARTANBURG    SC    29301      84,915.00
325-01      325    801054453    MCCURDY DALE A             2511 CARRIAGE DRIVE           LANCASTER      PA    17601     116,000.00
325-01      325    801054487    JACKSON KAREN A            17139 MACKAY                  DETROIT        MI    48212      51,300.00
325-01      325    801054743    ALVAREZ MARIA              50 LORETTO STREET             NEW BRUNSWI    NJ    08901     102,000.00
325-01      325    801055120    PHILLIPS TIMOTHY E         242 GILMAN ROAD               MICHIGAN CE    MI    48254     144,000.00
325-01      325    801055187    VARGASON THAYNE E          63 WEST 700 NORTH             BOUNTIFUL      UT    84010      75,000.00
325-01      325    801056425    WADE TASIA J               4648 SOUTH NATHAN CIRCLE      SALT LAKE C    UT    84117     170,000.00

                                                          Cut-off Date    First               Initial   Minimum   Maximum
                                                            Principal    Payment    Maturity  Mortgage  Mortgage  Mortgage   Gross
Pool ID     Inv     Account           Name                   Balance      Date        Date      Rate      Rate      Rate    Margin
----------------------------------------------------------------------------------------------------------------------------------
325-01      325    800581886    RUTOWSKI MARK S             99,762.70    05/01/98   04/01/28   10.625     9.625    16.625    7.050
325-01      325    800789414    STORM FRANK D               31,565.90    08/01/98   07/01/28   11.000    10.000    17.000    7.000
325-01      325    800876443    SAN LORENZO FRANK           34,757.01    08/01/98   07/01/28   10.375     9.375    16.375    6.625
325-01      325    800892549    CONNELL JAMES P             78,295.74    09/01/98   08/01/28   10.500     9.500    16.500    6.250
325-01      325    800903973    LOUISSAINT MARYSE          179,794.86    08/01/98   07/01/28   10.750     9.750    16.750    7.375
325-01      325    800929564    WAGNER JAMES G JR           71,961.68    10/01/98   09/01/28    9.125     8.125    15.125    5.375
325-01      325    800935488    SCHUBERT IRENE C            42,482.17    11/01/98   10/01/28   10.250     9.250    16.250    7.125
325-01      325    800954687    PETUSH TROY M               73,100.00    11/01/98   10/01/28   10.250     9.250    16.250    6.250
325-01      325    800968349    D'AGNILLO ANNE              26,000.00    11/01/98   10/01/28   10.000     9.000    16.000    6.625
325-01      325    800971863    TERWILLIGER WILLIAM R      103,500.00    11/01/98   10/01/28   10.500     9.500    16.500    7.375
325-01      325    800979635    PALMATIER BRIAN             51,800.00    11/01/98   10/01/28    9.125     8.125    15.125    5.750
325-01      325    800981870    WALKER LAWRENCE D           92,300.00    11/01/98   10/01/28   10.375     9.375    16.375    7.000
325-01      325    800986325    LEITZEL STACEY A            61,166.57    10/01/98   09/01/28    9.000     8.000    15.000    5.500
325-01      325    800989196    FREEMAN PETER W            133,450.00    11/01/98   10/01/28    9.125     8.125    15.125    5.750
325-01      325    800989584    MACE EARL R                 62,936.13    10/01/98   09/01/28    9.375     8.375    15.375    6.250
325-01      325    800997892    SMITH JOHN MICHAEL         123,300.00    12/01/98   11/01/28    9.625     8.625    15.625    7.000
325-01      325    801002916    DIBENEDETTO MICHELLE       188,500.00    11/01/98   10/01/28   10.375     9.375    16.375    7.000
325-01      325    801006073    CIEPLINSKI TAMI J           67,150.00    11/01/98   10/01/28   11.000    10.000    17.000    7.000
325-01      325    801009648    FRAZIER DONALD A            75,590.00    11/01/98   10/01/28   11.000    10.000    17.000    7.000
325-01      325    801011123    LUTES JUDITH M             101,600.00    12/01/98   11/01/28   12.750    11.750    18.750    9.125
325-01      325    801012816    MCNEAL NORMAN M             45,958.03    11/01/98   10/01/28    9.875     8.875    15.875    6.625
325-01      325    801015017    LOVE TINA M                 67,915.00    11/01/98   10/01/28   10.750     9.750    16.750    7.875
325-01      325    801015900    ESTRADA JOSE ANGEL          95,400.00    11/01/98   10/01/28   10.000     9.000    16.000    7.375
325-01      325    801018219    BRICKER TED W              170,826.60    09/05/98   08/05/28    9.375     8.375    15.375    6.500
325-01      325    801019951    PRATER MICHAEL SR           65,425.36    10/01/98   09/01/28   10.750     9.750    16.750    7.000
325-01      325    801022229    FLYNN LINDA JEAN           128,700.00    11/01/98   10/01/28    9.375     8.375    15.375    6.250
325-01      325    801022559    GIBSON-BEY JAMES AARON      41,234.89    10/01/98   09/01/28   10.875     9.875    16.875    7.500
325-01      325    801024878    MURIN ROBERT J             116,940.91    10/01/98   09/01/28    9.375     8.375    15.375    6.250
325-01      325    801027095    GAYLOCK ANNETT             140,250.00    11/01/98   10/01/28    9.250     8.250    15.250    6.125
325-01      325    801029463    HOBSON FLORINE              61,200.00    11/01/98   10/01/28   10.500     9.500    16.500    7.375
325-01      325    801030420    WILLIAMS DAVID J            58,500.00    11/01/98   10/01/28   10.375     9.375    16.375    7.000
325-01      325    801033820    MASON R DOUGLAS             72,250.00    11/01/98   10/01/28    9.250     8.250    15.250    6.125
325-01      325    801034091    CRISPELL MARY H             72,217.17    10/01/98   09/01/28    9.875     8.875    15.875    6.750
325-01      325    801036492    BLAIR RAYMOND J             39,980.83    10/01/98   09/01/28   10.375     9.375    16.375    6.750
325-01      325    801036500    KING DIANE                 171,000.00    11/01/98   10/01/28   10.500     9.500    16.500    7.375
325-01      325    801036989    BARTUS GEORGE E            132,400.00    11/01/98   10/01/28   10.875     9.875    16.875    7.125
325-01      325    801037300    YABLONSKY VASILY           109,500.00    11/01/98   10/01/28   12.000    11.000    18.000    8.875
325-01      325    801037938    JAMES RODNEY               223,875.00    11/01/98   10/01/28   10.500     9.500    16.500    7.375
325-01      325    801038001    CAVALCANTE ELLEN           116,410.69    10/01/98   09/01/28   11.250    10.250    17.250    7.875
325-01      325    801039298    HOBBS ROBERT                76,428.31    10/01/98   09/01/28    9.750     8.750    15.750    6.625
325-01      325    801041419    WILLIAMS FRANK D           161,928.33    10/01/98   09/01/28   10.000     9.000    16.000    7.375
325-01      325    801044579    CALLISON DOUGLAS E          64,773.55    11/01/98   10/01/28   10.375     9.375    16.375    7.000
325-01      325    801044595    ALTMANN KENNETH P          170,000.00    11/01/98   10/01/28   11.000    10.000    17.000    7.625
325-01      325    801045907    NEVILLE HENRY WALLACE      112,419.31    11/01/98   10/01/28   10.500     9.500    16.500    7.375
325-01      325    801046400    CONCUSKY RAYMOND            36,445.00    11/01/98   10/01/28    9.250     8.250    15.250    6.125
325-01      325    801046756    ROGERS KATHRYN              98,514.70    11/01/98   10/01/28   10.125    10.125    16.125    7.375
325-01      325    801047093    KARSON THERESA M            55,800.00    11/01/98   10/01/28    9.375     8.375    15.375    6.250
325-01      325    801047440    HAYMAN YAMINA               36,054.63    10/01/98   09/01/28   10.875     9.875    16.875    7.500
325-01      325    801047713    RUSSO JOSEPH               125,694.05    10/01/98   09/01/28   10.250     9.250    16.250    7.125
325-01      325    801053281    BAPTISTE JEAN FRITZ JEAN   118,740.01    11/01/98   10/01/28    9.375     8.375    15.375    6.250
325-01      325    801053877    TANNER ALICE L              84,915.00    11/01/98   10/01/28   10.750     9.750    16.750    7.000
325-01      325    801054453    MCCURDY DALE A             115,947.29    11/01/98   10/01/28    9.875     8.875    15.875    7.000
325-01      325    801054487    JACKSON KAREN A             51,279.61    10/01/98   09/01/28   10.500     9.500    16.500    7.375
325-01      325    801054743    ALVAREZ MARIA              101,970.82    10/01/98   09/01/28   12.000    11.000    18.000    8.125
325-01      325    801055120    PHILLIPS TIMOTHY E         144,000.00    11/01/98   10/01/28    9.250     8.250    15.250    6.625
325-01      325    801055187    VARGASON THAYNE E           74,959.03    10/01/98   09/01/28    9.000     8.000    15.000    5.875
325-01      325    801056425    WADE TASIA J               169,930.60    10/01/98   09/01/28   10.375     9.375    16.375    7.500

ALLIANCE FUNDING                                                PAGE 2  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE A - GROUP 2, SUB-POOL III
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                                        Principal
                                                                                                              Zip       Balance at
Pool ID     Inv     Account           Name                 Address                       City         State   Code     Origination
-----------------------------------------------------------------------------------------------------------------------------------
325-01      325    801056805    DIAZ RICARDO               459 EAST WEIDMAN STREET       LEBANON        PA    17042      45,270.00
325-01      325    801058942    FULLER SYLVIA L            1294 WOODLAND BEACH           BATTLECREEK    MI    49014     155,000.00
325-01      325    801059114    KORTRIGHT EDWARD L         618 PAJABON DRIVE             PALMYRA        PA    17078     133,650.00
325-01      325    801059551    SMITH MICHAEL J            34 EDGEWATER DRIVE            MASTIC BEAC    NY    11951      91,800.00
325-01      325    801060666    LATOSKI CATHERINE          51 MAXWELL STREET             WILKES-BARR    PA    18702      36,364.00
325-01      325    801060906    SMART HUBERT               211 ARBOR DRIVE               STEWARTSVIL    NJ    08886     203,150.00
325-01      325    801061532    CRAKE KENNETH              16 MARGARET STREET            PLAINS         PA    18705      78,400.00
325-01      325    801062084    GREENE BRADLEY H           5780 SOUTH 2550 WEST          ROY            UT    84067      88,800.00
325-01      325    801062878    SIMS LONG ROSALIND         500 SWANZY STREET             ELIZABETHTO    NC    28337      28,800.00
325-01      325    801063777    MILLER JOHN A              4455 ARCHWOOD DRIVE           COLORADO SP    CO    80920     108,000.00
325-01      325    801064148    MARTIN RONALD D            RD 1 BOX 216                  WAYNESBURG     PA    15370      65,250.00
325-01      325    801067422    BALINT ROBERT              1009 PAUL AVENUE              SCRANTON       PA    18510      68,800.00
325-01      325    801067687    CASEY JOSEPH               34 ASHLAND STREET             MOUNT SINAI    NY    11766     121,500.00
325-01      325    801067950    TARKINGTON HOWARD G        300 BAYLEAF DRIVE             GOLDSBORO      NC    27534      92,000.00
325-01      325    801068222    SWINEHART LARRY L          29 KNOLLWOOD ROAD             MILLERSVILL    PA    17551     101,515.00
325-01      325    801069634    DUNN TOBY A                539 EAST CHESTNUT ST          LANCASTER      OH    43130      85,500.00
325-01      325    801070178    HARTMANN FRANK             4867 WEST TICKLEGRASS ROAD    WEST JORDAN    UT    84084     110,500.00
325-01      325    801071119    BROWN DERRICK              6322 GUYER AVENUE             PHILADELPHI    PA    19142      58,310.00
325-01      325    801071705    RUNCO JOHN A               218 STURGES ST                JESSUP         PA    18434      40,071.00
325-01      325    801073578    CALO SANDRA R              6233 GATEWOOD DR              MENTOR         OH    44060     108,500.00
325-01      325    801073974    FRASER RICHARD A           875 PLEASURE ROAD             SEVIERVILLE    TN    37876     176,250.00
325-01      325    801074550    QUINTANILLA NICHOLAS J     5327 GLEN DRIVE               ROSCOE         IL    61073      74,200.00
325-01      325    801074758    SEAGO TAMATHA J            2315 OVERDENE AVE             ROCKFORD       IL    61103      54,000.00
325-01      325    801074980    QUIGGLE TYLER M            348 REYNOLDS AVENUE           BELLEFONTE     PA    16823      52,000.00
325-01      325    801077132    INCANNO FRANCESCO          10 BEAKOS RD                  NEW WINDSOR    NY    12553     128,700.00
325-01      325    801077363    WATWOOD STEPHEN F          17835 CR 29                   OAK CREEK      CO    80467     184,000.00
325-01      325    801078767    MASON THOMAS               3305 CAMPBELL AVENUE          BARNSBORO      PA    15714      63,000.00
325-01      325    801079088    EVANS JESSE L              RD 3 BOX 57 MAPLE DRIVE       DALTON         PA    18414     102,000.00
325-01      325    801079203    DRUTHEROSKY JOSEPH J       434 BOULEVARD AVENUE          DICKSON CIT    PA    18519      66,690.00
325-01      325    801082934    KNIGHT RONALD              32 SPRING STREET              FACTORYVILL    PA    18419     103,000.00
325-01      325    801082983    MORRIAR SIGMUND M          920 PLATT STREET              BRIDGEPORT     CT    06606     126,000.00
325-01      325    801084278    RICKERT BRIAN W            3324 CHALMERS DRIVE           WILMINGTON     NC    28409     102,400.00
325-01      325    801085036    CLARY DELTONIA M           2900 9TH STREET SOUTH         ST PETERSBU    FL    33705      42,400.00
325-01      325    801085945    LESTER SAKINAH             421 NORTH 16TH STREET         ALLENTOWN      PA    18102      42,500.00
325-01      325    801086885    SMITH WILLIAM E            2518 LAFAYETTE AVE NE         GRAND RAPID    MI    49505      87,900.00
325-01      325    801087065    CHANG PAMELA V             8226 NORTHVIEW COURT          LAUREL         MD    20707     120,700.00
325-01      325    801089459    HERNANDEZ VICTOR           4460 WEST 4745 SOUTH          SALT LAKE C    UT    84118      86,000.00
325-01      325    801090135    SLIFKIN HOWARD L           1245 LIVINGSTON LANE          GOULDSBORO     PA    18424      93,500.00
325-01      325    801090671    JACKSON DANNY              1309 WESLEY STREET            PITTSBURGH     PA    15221      53,500.00
325-01      325    801091422    BACKUS BRENDA              7552 BLISS ROAD               WESTFIELD      NY    14787      88,825.00
325-01      325    801093865    SEELEY KARALYNE            8 JEFFERSON COURT SOUTH       ST PETERSBU    FL    33711     180,000.00
325-01      325    801094954    BRADFORD JEFFERY W         611/A EAST OKANOGAN AVENUE    CHELAN         WA    98816      74,800.00
325-01      325    801094970    FIFFIK RHONDA J            1540 MARION AVENUE            MONESSEN       PA    15062      41,400.00
325-01      325    801096298    BOLDEN ROBERT L            764 SOUTH 8TH STREET          NOBLESVILLE    IN    46060      80,000.00
325-01      325    801096421    PIERRE YVENS               1445 PETERS BOULEVARD         BAYSHORE       NY    11706     134,000.00
325-01      325    801097510    STEARN KYLIE J             641 COLONIAL DRIVE            DALLASTOWN     PA    17313     112,500.00
325-01      325    801098039    LAMAR LAURA M              2408 37TH STREET SOUTH        ST PETERSBU    FL    33711      42,500.00
325-01      325    801100884    GUEST WALTER L             244 NORTH AVENUE              WASHINGTON     PA    15301      52,125.00
325-01      325    801101056    KUMMERER JASON B           23 BRANTWOOD ROAD             NEW FOUNDLA    PA    18445      79,200.00
325-01      325    801101478    PALMER PAUL J              26465 COUZENS                 MADISON HEI    MI    48071      68,000.00
325-01      325    801101643    FICCA VINCENT DALE         8314 MARKS STREET             TAMPA          FL    33604      46,900.00
325-01      325    801101932    JANN CHERYL J              18862 DALBY                   REDFORD        MI    48240      63,700.00
325-01      325    801102534    VIOLA CHARLENE M           362 TURNPIKE STREET           STOUGHTON      MA    02072     154,700.00
325-01      325    801104266    CERAS GUSTAV               66 PERGOLA AVENUE             JAMESBURG      NJ    08831      65,000.00
325-01      325    801104621    PAGAN ADA L                751 EAST WALLACE STREET       YORK           PA    17403      27,115.00
325-01      325    801105248    MAYLE CRAIG M              2705 26 STREET NORTH EAST     CANTON         OH    44705      48,000.00
325-01      325    801105412    MULTANI MOHAN SINGH        2611 NEW FORT DRIVE           LANSING        MI    48906      84,000.00

                                                          Cut-off Date    First               Initial   Minimum   Maximum
                                                            Principal    Payment    Maturity  Mortgage  Mortgage  Mortgage   Gross
Pool ID     Inv     Account           Name                   Balance      Date        Date      Rate      Rate      Rate    Margin
----------------------------------------------------------------------------------------------------------------------------------
325-01      325    801056805    DIAZ RICARDO                45,253.41    10/01/98   09/01/28   10.875     9.875    16.875    7.500
325-01      325    801058942    FULLER SYLVIA L            155,000.00    11/01/98   10/01/28    9.750     8.750    15.750    6.625
325-01      325    801059114    KORTRIGHT EDWARD L         133,650.00    11/01/98   10/01/28    9.000     8.000    15.000    6.250
325-01      325    801059551    SMITH MICHAEL J             91,800.00    12/01/98   11/01/28    9.625     8.625    15.625    6.250
325-01      325    801060666    LATOSKI CATHERINE           36,364.00    11/01/98   10/01/28   10.750     9.750    16.750    6.875
325-01      325    801060906    SMART HUBERT               203,075.57    10/01/98   09/01/28   10.875     9.875    16.875    7.375
325-01      325    801061532    CRAKE KENNETH               78,359.35    11/01/98   10/01/28    9.250     8.250    15.250    6.125
325-01      325    801062084    GREENE BRADLEY H            88,800.00    12/01/98   11/01/28   12.750    11.750    18.750    9.125
325-01      325    801062878    SIMS LONG ROSALIND          28,786.56    10/01/98   09/01/28    9.750     8.750    15.750    6.375
325-01      325    801063777    MILLER JOHN A              108,000.00    11/01/98   10/01/28   12.375    11.375    18.375    8.750
325-01      325    801064148    MARTIN RONALD D             65,250.00    12/01/98   11/01/28   10.375     9.375    16.375    8.000
325-01      325    801067422    BALINT ROBERT               68,728.37    10/01/98   09/01/28    9.250     8.250    15.250    6.125
325-01      325    801067687    CASEY JOSEPH               121,386.18    10/01/98   09/01/28    9.750     8.750    15.750    6.250
325-01      325    801067950    TARKINGTON HOWARD G         92,000.00    11/01/98   10/01/28   11.875    11.875    17.875    9.125
325-01      325    801068222    SWINEHART LARRY L          101,360.98    10/01/98   09/01/28    9.125     8.125    15.125    5.750
325-01      325    801069634    DUNN TOBY A                 85,500.00    11/01/98   10/01/28   10.500     9.500    16.500    7.375
325-01      325    801070178    HARTMANN FRANK             110,430.97    12/01/98   11/01/28   11.625    10.625    17.625    7.250
325-01      325    801071119    BROWN DERRICK               58,310.00    12/01/98   11/01/28   11.375    10.375    17.375    7.000
325-01      325    801071705    RUNCO JOHN A                40,071.34    12/01/98   11/01/28   10.750     9.750    16.750    7.000
325-01      325    801073578    CALO SANDRA R              108,500.00    11/01/98   10/01/28   11.625    10.625    17.625    7.260
325-01      325    801073974    FRASER RICHARD A           176,163.30    10/01/98   09/01/28    9.500     8.500    15.500    6.625
325-01      325    801074550    QUINTANILLA NICHOLAS J      74,200.00    11/01/98   10/01/28    9.625     8.625    15.625    6.250
325-01      325    801074758    SEAGO TAMATHA J             54,000.00    12/01/98   11/01/28    9.625     8.625    15.625    6.250
325-01      325    801074980    QUIGGLE TYLER M             52,000.00    12/01/98   11/01/28    9.000     8.000    15.000    5.500
325-01      325    801077132    INCANNO FRANCESCO          128,643.06    10/01/98   09/01/28   10.000     9.000    16.000    7.375
325-01      325    801077363    WATWOOD STEPHEN F          184,000.00    12/01/98   11/01/28    9.500     8.500    15.500    6.625
325-01      325    801078767    MASON THOMAS                63,000.00    11/01/98   10/01/28    9.625     8.625    15.625    6.250
325-01      325    801079088    EVANS JESSE L              102,000.00    12/01/98   11/01/28   10.375     9.375    16.375    6.625
325-01      325    801079203    DRUTHEROSKY JOSEPH J        66,690.00    11/01/98   10/01/28   10.125     9.125    16.125    7.000
325-01      325    801082934    KNIGHT RONALD              102,950.67    10/01/98   09/01/28    9.625     8.625    15.625    6.250
325-01      325    801082983    MORRIAR SIGMUND M          126,000.00    12/01/98   11/01/28   10.500     9.500    16.500    7.375
325-01      325    801084278    RICKERT BRIAN W            102,353.48    11/01/98   10/01/28    9.875     8.875    15.875    6.625
325-01      325    801085036    CLARY DELTONIA M            42,400.00    12/01/98   11/01/28   11.375    10.375    17.375    7.500
325-01      325    801085945    LESTER SAKINAH              42,500.00    12/01/98   11/01/28   10.000     9.000    16.000    6.250
325-01      325    801086885    SMITH WILLIAM E             87,866.91    11/01/98   10/01/28   10.750     9.750    16.750    6.875
325-01      325    801087065    CHANG PAMELA V             120,700.00    12/01/98   11/01/28   10.250     9.250    16.250    6.250
325-01      325    801089459    HERNANDEZ VICTOR            86,000.00    12/01/98   11/01/28   10.750     9.750    16.750    6.875
325-01      325    801090135    SLIFKIN HOWARD L            93,500.00    11/01/98   10/01/28    9.250     8.250    15.250    6.125
325-01      325    801090671    JACKSON DANNY               53,458.43    11/01/98   10/01/28   10.625     9.625    16.625    7.000
325-01      325    801091422    BACKUS BRENDA               88,825.00    12/01/98   11/01/28    9.875     8.875    15.875    6.750
325-01      325    801093865    SEELEY KARALYNE            180,000.00    12/01/98   11/01/28    9.875     8.875    15.875    6.500
325-01      325    801094954    BRADFORD JEFFERY W          74,800.00    11/01/98   10/01/28   10.000     9.000    16.000    6.625
325-01      325    801094970    FIFFIK RHONDA J             41,400.00    11/01/98   10/01/28    9.625     8.625    15.625    6.250
325-01      325    801096298    BOLDEN ROBERT L             79,963.65    11/01/98   10/01/28    9.875     8.875    15.875    6.625
325-01      325    801096421    PIERRE YVENS               134,000.00    11/01/98   10/01/28    9.875     8.875    15.875    7.375
325-01      325    801097510    STEARN KYLIE J             112,500.00    12/01/98   11/01/28    9.625     8.625    15.625    6.250
325-01      325    801098039    LAMAR LAURA M               42,500.00    11/01/98   10/01/28    9.375     8.375    15.375    6.250
325-01      325    801100884    GUEST WALTER L              52,096.53    11/01/98   10/01/28    9.000     8.000    15.000    5.500
325-01      325    801101056    KUMMERER JASON B            79,160.00    11/01/98   10/01/28    9.375     8.375    15.375    6.250
325-01      325    801101478    PALMER PAUL J               67,964.75    10/01/98   09/01/28    9.250     8.250    15.250    6.125
325-01      325    801101643    FICCA VINCENT DALE          46,900.00    12/01/98   11/01/28   10.500     9.500    16.500    6.875
325-01      325    801101932    JANN CHERYL J               63,666.97    10/01/98   09/01/28    9.250     8.250    15.250    6.125
325-01      325    801102534    VIOLA CHARLENE M           154,700.00    11/01/98   10/01/28   10.750     9.750    16.750    7.375
325-01      325    801104266    CERAS GUSTAV                64,971.25    11/01/98   10/01/28   10.000     9.000    16.000    6.750
325-01      325    801104621    PAGAN ADA L                 27,115.00    11/01/98   10/01/28   10.250     9.250    16.250    6.250
325-01      325    801105248    MAYLE CRAIG M               48,000.00    12/01/98   11/01/28   13.000    12.000    19.000    9.125
325-01      325    801105412    MULTANI MOHAN SINGH         83,962.84    11/01/98   10/01/28   10.000     9.000    16.000    6.625

ALLIANCE FUNDING                                                PAGE 3  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE A - GROUP 2, SUB-POOL III
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                                        Principal
                                                                                                              Zip       Balance at
Pool ID     Inv     Account           Name                 Address                       City         State   Code     Origination
-----------------------------------------------------------------------------------------------------------------------------------
325-01      325    801106857    AL-HUMASI NASSER           5615 CABOT                    DETROIT        MI    48210      16,000.00
325-01      325    801107590    MENCHACA JACQUELINE        808 CANTON STREET             ELIZABETH      NJ    07202      99,900.00
325-01      325    801108556    BIFULCO VINCENZO           89-35 89TH STREET             WOODHAVEN      NY    11421     120,800.00
325-01      325    801108572    KEATING FRANCIS E          208 KIDDER STREET             WILKES BARR    PA    18701      42,400.00
325-01      325    801108887    GOMEZ SANDRA Y             1265 STRASBOURG COURT         NORCROSS       GA    30093      87,660.00
325-01      325    801108911    FUETTE HOLLY               675 ROSEMONT RINGOES ROAD     DELAWARE T     NJ    08822     144,500.00
325-01      325    801109315    PAVELSKI MICHAEL M         207 GRAND STREET              SUSQUEHANNA    PA    18847      25,500.00
325-01      325    801109331    FORSMAN MARGARET D         11530 JARVIS HWY              DIMONDALE      MI    48821     135,100.00
325-01      325    801113218    HENSLEY DAVID M            131 CHAFFEE AVENUE            SYRACUSE       NY    13207      59,500.00
325-01      325    801113523    VILLANUEVA JESSE J         11829 HARRISON STREET         THORNTON       CO    80233      83,700.00
325-01      325    801114588    OBLIGACION LEYNARD E       85-26 169TH STREET            JAMAICA        NY    11432     157,650.00
325-01      325    801115320    APP ROBERT G               1105 MAIN STREET              GEORGETOWN     CO    80444     127,200.00
325-01      325    801115494    HARRIS TIMOTHY S           3082 BRADLEY ROAD             CHALFONT       PA    18914      87,750.00
325-01      325    801115536    HUHN MARJORIE              48 YVONNE LANE                DINGMANS FE    PA    18328     128,000.00
325-01      325    801116302    BARNETT DAVE               7810 GOODMAN AVE              CLEVELAND      OH    44105      49,500.00
325-01      325    801117755    BROWN JAMES W              99 SCHUYLKILL AVE             SHENANDOAH     PA    17976      34,200.00
325-01      325    801117912    WILL CAROL A               28535 PEMBROKE                LIVONIA        MI    48152     110,000.00
325-01      325    801118316    TOMA LILLIAN               533 W ROBINWOOD               DETROIT        MI    48203      36,000.00
325-01      325    801118480    WILLIAMS DERRICK           4424 W OUTER DRIVE            DETROIT        MI    48221     109,500.00
325-01      325    801118639    WESTFALL MITCHELL R        362 STANTON AVENUE            AKRON          OH    44301      32,000.00
325-01      325    801119538    BABB CAROLYN L             445 ADAMS STREET              POTTSVILLE     PA    17901      43,350.00
325-01      325    801119686    PERKINS TIMOTHY W          381 W 15TH PLACE              CHICAGO HGT    IL    60411      64,600.00
325-01      325    801119876    PARDO GERMAN               2227 ARLINGTON TERRACE        ALEXANDRIA     VA    22303      58,500.00
325-01      325    801120247    HAZELTON BARBARA           7240 WEEPING WILLOW STREET    BROOKSVILLE    FL    34613      49,725.00
325-01      325    801121476    MELVILLE RICKEY G          530 HIGH ST SW                GRAND RAPID    MI    49509      38,800.00
325-01      325    801121815    SCALES DAVID L             3950 1ST AVENUE NORTH         ST PETERSBU    FL    33713      43,200.00
325-01      325    801122292    RICHEY CHARLES L           2360 PIERCE AVENUE            OGDEN          UT    84401      93,500.00
325-01      325    801122458    TUGGLE IRVING E            750 GRANT STREET              HAZLETON       PA    18201      47,700.00
325-01      325    801123126    GASSICK IRIS               101 REVILO AVENUE             SHIRLEY        NY    11967      60,000.00
325-01      325    801123712    BAXTER SANDRA C            40 LAUREL PLACE               BRIDGEPORT     CT    06604     108,000.00
325-01      325    801124025    BARTOLI NICOLE             1717 MCDONOUGH AVENUE         SCRANTON       PA    18508      60,000.00
325-01      325    801125188    CARSON RICHARD W           866 CARPENTER                 COLUMBUS       OH    43329      49,600.00
325-01      325    801125873    ARTHUR MARSHA A            18492 STAHELIN AVE            DETROIT        MI    48219      47,600.00
325-01      325    801126210    PETRONE PATRICK F          646 WEST DIAMOND AVENUE       HAZLETON       PA    18201      45,050.00
325-01      325    801126251    EINSIG BARRY C             117 WINTERTOWN ROAD           RED LION       PA    17356      93,000.00
325-01      325    801126269    CLARK MILTON               4435-3RD AVENUE SOUTH         ST PETERSBU    FL    33711      63,070.00
325-01      325    801126780    MARTIN ROBERT              1946 CAMILLE DRIVE SE         KENTWOOD       MI    49546     112,500.00
325-01      325    801127259    BAILEY BERNICE C           3201 CORD STREET              TAMPA          FL    33605      54,825.00
325-01      325    801128141    FUNKHOUSER WAYNE F         1822 MOMBO DRIVE              SANDY          UT    84092      72,000.00
325-01      325    801128703    HALL RANDY A.              508 NORTH STREET              PAW PAW        MI    49079      72,900.00
325-01      325    801129073    MONAGLE JOAN M             2283 LEE STREET SOUTHEAST     SALEM          OR    97301      59,500.00
325-01      325    801129388    AUSTIN DAVID T             69 WINTER STREET              PITTSTON       PA    18640      47,294.00
325-01      325    801129750    BOYLE MARSHA D             934 WEST 11TH STREET          HAZELTON       PA    18201     130,500.00
325-01      325    801129842    KREISER MICHAEL J          1081 COUNTRY HILL DRIVE       HARRISBURG     PA    17112      88,500.00
325-01      325    801130345    PALMORE VICKIE             2806 NORTH DENNY              INDIANAPOLI    IN    46218      63,000.00
325-01      325    801130600    TEAL THOMAS L              8455 SMILEY                   SHELBY TWP     MI    49316     135,000.00
325-01      325    801131145    MAHAN WILLIAM F JR         30 BARRY ROAD                 WEST AMWELL    NJ    08530     160,000.00
325-01      325    801131400    ESDALE BRUCE P             3 RED OAK COURT               NEWARK         DE    19713     152,100.00
325-01      325    801131772    HILLIS E CHAD              539 WEST 860 SOUTH            TREMONTON      UT    84337     119,920.00
325-01      325    801131848    SUH JUNG KIE               518 NORTH IRVING STREET       ALLENTOWN      PA    18103      55,000.00
325-01      325    801132226    HOOPER MICHAEL             9410 S QUAIL HOLLOW DR        SANDY          UT    84093     118,150.00
325-01      325    801132408    HARRIS GREGORY             1376 TIMOTHY                  MEMPHIS        TN    38116      68,000.00
325-01      325    801132853    MEDBURY BRIAN J            2160 FITCHBURG                STOCKBRIDGE    MI    49285     117,000.00
325-01      325    801133356    IMAMURA MITCHELL           4245 3RD AVENUE NORTH         ST PETERSBU    FL    33713      61,200.00
325-01      325    801133877    PALLOZZI THOMAS A          10 NORTH WOOD DRIVE           DINGMANS FE    PA    18328     128,000.00
325-01      325    801134024    WALKOWIAK JEFFREY P        78 JOHNSON STREET             WILKES BARR    PA    18702      22,590.00
325-01      325    801134479    TROMBLEY ELDRIDGE F        1206 SEDEEVA CIRCLE S         CLEARWATER     FL    33755      60,750.00

                                                          Cut-off Date    First               Initial   Minimum   Maximum
                                                            Principal    Payment    Maturity  Mortgage  Mortgage  Mortgage   Gross
Pool ID     Inv     Account           Name                   Balance      Date        Date      Rate      Rate      Rate    Margin
----------------------------------------------------------------------------------------------------------------------------------
325-01      325    801106857    AL-HUMASI NASSER            16,000.00    11/01/98   10/01/28    9.875     8.875    15.875    6.625
325-01      325    801107590    MENCHACA JACQUELINE         99,860.31    10/01/98   09/01/28   10.500     9.500    16.500    7.375
325-01      325    801108556    BIFULCO VINCENZO           120,800.00    12/01/98   11/01/28   10.875     9.875    16.875    7.250
325-01      325    801108572    KEATING FRANCIS E           42,400.00    12/01/98   11/01/28    8.000     7.000    14.000    5.000
325-01      325    801108887    GOMEZ SANDRA Y              87,625.17    10/01/98   09/01/28   10.500     9.500    16.500    7.375
325-01      325    801108911    FUETTE HOLLY               144,500.00    11/01/98   10/01/28   10.375     9.375    16.375    6.625
325-01      325    801109315    PAVELSKI MICHAEL M          25,500.00    11/01/98   10/01/28   10.875     9.875    16.875    7.500
325-01      325    801109331    FORSMAN MARGARET D         135,100.00    12/01/98   11/01/28    9.250     8.250    15.250    6.375
325-01      325    801113218    HENSLEY DAVID M             59,500.00    11/01/98   10/01/28   10.000     9.000    16.000    7.125
325-01      325    801113523    VILLANUEVA JESSE J          83,700.00    11/01/98   10/01/28    9.125     8.125    15.125    6.250
325-01      325    801114588    OBLIGACION LEYNARD E       157,650.00    11/01/98   10/01/28   11.250    10.250    17.250    7.875
325-01      325    801115320    APP ROBERT G               127,200.00    11/01/98   10/01/28   11.625    10.625    17.625    8.000
325-01      325    801115494    HARRIS TIMOTHY S            87,750.00    12/01/98   11/01/28    9.875     8.875    15.875    6.000
325-01      325    801115536    HUHN MARJORIE              128,000.00    12/01/98   11/01/28    8.750     7.750    14.750    6.250
325-01      325    801116302    BARNETT DAVE                49,449.80    12/01/98   11/01/28    9.375     8.375    15.375    6.000
325-01      325    801117755    BROWN JAMES W               34,200.00    11/01/98   10/01/28   10.500     9.500    16.500    7.375
325-01      325    801117912    WILL CAROL A               110,000.00    11/01/98   10/01/28    9.875     8.875    15.875    6.625
325-01      325    801118316    TOMA LILLIAN                36,000.00    11/01/98   10/01/28   10.500     9.500    16.500    7.375
325-01      325    801118480    WILLIAMS DERRICK           109,446.14    11/01/98   10/01/28    9.500     8.500    15.500    6.250
325-01      325    801118639    WESTFALL MITCHELL R         32,000.00    11/01/98   10/01/28   10.625     9.625    16.625    6.500
325-01      325    801119538    BABB CAROLYN L              43,350.00    12/01/98   11/01/28    9.625     8.625    15.625    6.750
325-01      325    801119686    PERKINS TIMOTHY W           64,600.00    11/01/98   10/01/28   10.250     9.250    16.250    6.250
325-01      325    801119876    PARDO GERMAN                58,500.00    11/01/98   10/01/28    8.500     8.500    14.500    5.500
325-01      325    801120247    HAZELTON BARBARA            49,725.00    11/01/98   10/01/28    9.375     8.375    15.375    6.250
325-01      325    801121476    MELVILLE RICKEY G           38,800.00    12/01/98   11/01/28   10.500     9.500    16.500    6.875
325-01      325    801121815    SCALES DAVID L              43,177.01    11/01/98   10/01/28    9.125     8.125    15.125    5.750
325-01      325    801122292    RICHEY CHARLES L            93,500.00    12/01/98   11/01/28   10.625     9.625    16.625    7.375
325-01      325    801122458    TUGGLE IRVING E             47,700.00    12/01/98   11/01/28    9.375     8.375    15.375    6.250
325-01      325    801123126    GASSICK IRIS                59,933.46    08/01/98   07/01/28   10.875     9.875    16.875    6.250
325-01      325    801123712    BAXTER SANDRA C            108,000.00    12/01/98   11/01/28    9.625     8.625    15.625    6.250
325-01      325    801124025    BARTOLI NICOLE              60,000.00    11/01/98   10/01/28    9.250     8.250    15.250    6.000
325-01      325    801125188    CARSON RICHARD W            49,600.00    11/01/98   10/01/28    9.500     9.500    15.500    6.250
325-01      325    801125873    ARTHUR MARSHA A             47,600.00    11/01/98   10/01/28   10.625     9.625    16.625    7.000
325-01      325    801126210    PETRONE PATRICK F           45,050.00    01/01/99   12/01/28    9.500     8.500    15.500    6.250
325-01      325    801126251    EINSIG BARRY C              93,000.00    12/01/98   11/01/28   10.250     9.250    16.250    6.250
325-01      325    801126269    CLARK MILTON                63,070.00    12/01/98   11/01/28   10.250     9.250    16.250    6.250
325-01      325    801126780    MARTIN ROBERT              112,443.19    11/01/98   10/01/28    9.375     8.375    15.375    6.250
325-01      325    801127259    BAILEY BERNICE C            54,825.00    11/01/98   10/01/28    9.875     8.875    15.875    6.125
325-01      325    801128141    FUNKHOUSER WAYNE F          72,000.00    12/01/98   11/01/28   12.500    11.500    18.500    8.250
325-01      325    801128703    HALL RANDY A.               72,900.00    12/01/98   11/01/28    9.125     8.125    15.125    5.750
325-01      325    801129073    MONAGLE JOAN M              59,500.00    12/01/98   11/01/28   10.375     9.375    16.375    6.750
325-01      325    801129388    AUSTIN DAVID T              47,294.00    12/01/98   11/01/28   10.000     9.000    16.000    6.250
325-01      325    801129750    BOYLE MARSHA D             130,500.00    11/01/98   10/01/28    9.125     8.125    15.125    5.000
325-01      325    801129842    KREISER MICHAEL J           88,500.00    11/01/98   10/01/28    9.125     8.125    15.125    6.250
325-01      325    801130345    PALMORE VICKIE              63,000.00    11/01/98   10/01/28    9.625     8.625    15.625    6.250
325-01      325    801130600    TEAL THOMAS L              135,000.00    12/01/98   11/01/28   10.875    10.875    16.875    7.875
325-01      325    801131145    MAHAN WILLIAM F JR         160,000.00    11/01/98   10/01/28   11.625    10.625    17.625    8.000
325-01      325    801131400    ESDALE BRUCE P             152,100.00    11/01/98   10/01/28    9.000     8.000    15.000    5.500
325-01      325    801131772    HILLIS E CHAD              119,920.00    11/01/98   10/01/28   11.875    10.875    17.875    8.625
325-01      325    801131848    SUH JUNG KIE                55,000.00    11/01/98   10/01/28   10.375     9.375    16.375    7.000
325-01      325    801132226    HOOPER MICHAEL             118,101.77    11/01/98   10/01/28   10.375     9.375    16.375    6.750
325-01      325    801132408    HARRIS GREGORY              67,971.48    11/01/98   10/01/28   10.250     9.250    16.250    6.250
325-01      325    801132853    MEDBURY BRIAN J            117,000.00    12/01/98   11/01/28    9.125     8.125    15.125    6.250
325-01      325    801133356    IMAMURA MITCHELL            61,200.00    11/01/98   10/01/28    9.625     8.625    15.625    6.250
325-01      325    801133877    PALLOZZI THOMAS A          128,000.00    12/01/98   11/01/28   11.625    10.625    17.625    8.000
325-01      325    801134024    WALKOWIAK JEFFREY P         22,581.02    11/01/98   10/01/28   10.500     9.500    16.500    7.375
325-01      325    801134479    TROMBLEY ELDRIDGE F         60,750.00    12/01/98   11/01/28    9.625     8.625    15.625    6.250

ALLIANCE FUNDING                                                PAGE 4  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE A - GROUP 2, SUB-POOL III
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                                        Principal
                                                                                                              Zip       Balance at
Pool ID     Inv     Account           Name                 Address                       City         State   Code     Origination
-----------------------------------------------------------------------------------------------------------------------------------
325-01      325    801134636    LE HOA T                   1317 LITTLE CREEK ROAD        NORFOLK        VA    23505      76,500.00
325-01      325    801135096    ELLISON ANNIE M            2314 WESTERLY HILLS DRIVE     CHARLOTTE      NC    28208      54,400.00
325-01      325    801135351    KRESSLER HOWARD L JR       RR 3 CONROY ROAD T597         MONTROSE       PA    18801      61,200.00
325-01      325    801135674    MAKIN T BRETT              236 40TH STREET               SOUTH OGDEN    UT    84403     110,300.00
325-01      325    801135690    CAUSLEY TODD               8811 NIDA COURT               HICKORY HIL    IL    60457     129,600.00
325-01      325    801135948    STAUB DALE L               8705 PALACE PARKWAY           AUSTIN         TX    78748      69,000.00
325-01      325    801136581    ROMEO DEAN H               33 SIDNEY AVENUE              SPOTSWOOD      NJ    08884     100,000.00
325-01      325    801137464    BREWER ROLLIN              5947 TOWNSHIP RD 92           MOUNT GILEA    OH    43338     132,000.00
325-01      325    801137589    NEWTON DENISE L            5114 SPIKE HORN DRIVE         NEW PORT R     FL    34653      79,475.00
325-01      325    801137712    WHITE RUSSELL TODD         154 ANDOVER RAOD              SPARTA         NJ    07871     184,000.00
325-01      325    801138207    TUCKER TODD SHIELD         309 PARK AVENUE               FLORENCE       SC    29501      74,970.00
325-01      325    801138421    FITZGERALD TIMOTHY M       327 BIRCH STREET              HAMILTON TW    NJ    08610     156,000.00
325-01      325    801138686    CRUMP NOREEN A             134 BLANCHARD STREET          SYRACUSE       NY    13209      42,995.00
325-01      325    801138819    STINE SHANE A              352 BACK STREET               MONTOURSVIL    PA    17754      53,550.00
325-01      325    801139114    REYNOLDS-WOO DEBORAH L     16092 CORAM                   DETROIT        MI    48205      49,500.00
325-01      325    801139148    ULREY ANDREW E             848 HILBERG RD                OXFORD         MI    48371     114,300.00
325-01      325    801139270    ELLIS PEGGY                5024 GENEVIEVE                ST LOUIS       MO    63120      40,240.00
325-01      325    801139312    DILDY JOSEPH M             485 EMERALD STREET            BROOKLYN       NY    11208     130,500.00
325-01      325    801139460    SIMON ROBERT W             9245 EAST 25TH ST             INDPLS         IN    46229      92,250.00
325-01      325    801139767    BLACK NAKISHA N            4149 E 93RD ST                CLEVELAND      OH    44105      39,000.00
325-01      325    801139866    PHILLIPS KEVIN             613 WARD PLACE                PARKERSBURG    WV    26101      44,100.00
325-01      325    801139924    TIRADO JOHN M              535 INDIAN TRAIL              TAYLORS        SC    29687      78,750.00
325-01      325    801140047    PHIFER DUANE L             650 EAST CENTER STREET        KAYSVILLE      UT    84037     155,550.00
325-01      325    801140286    BARNES WILLIE              71 ELY CIRCLE                 WINDSOR        CT    06095     109,800.00
325-01      325    801140567    CRUZ JORGE                 1375 WEST MACADA ROAD         BETHLEHEM      PA    18017     102,000.00
325-01      325    801141409    HOLLAND ANGELA TAYLOR      7472 OLD FRANKLIN TURNPIKE    GLADEHILL      VA    24092      85,250.00
325-01      325    801141870    KIM CHANG K                3307 WESTCHESTER COURT        FAIRBORN       OH    45324      72,200.00
325-01      325    801141961    WALTERS WALLACE M          409 NORTH TUCKAHOE ROAD       WILLIAMSTOW    NJ    08094      30,000.00
325-01      325    801142357    URIBE FERNANDO             2645 NORTH WESTBROOK DRIVE    FRANKLIN PA    IL    60131     117,000.00
325-01      325    801142746    HAWLEY WILLIAM             1013 PINKSTON STREET          HENDERSON      NC    27536      72,000.00
325-01      325    801143363    TAYLOR ELMA                2828 NORTH COOK STREET        DENVER         CO    80205      81,000.00
325-01      325    801144007    CRAWFORD FELICIA           905 ASH DRIVE                 KUNKLETOWN     PA    18058     113,940.00
325-01      325    801144874    WILCOX NEAL                26 PARTRIDGE RUN              AMHERST        NY    14228     117,300.00
325-01      325    801145038    OSTLUND ALAN J             26 PARADISE ROAD              CRESTED BUT    CO    81225     155,900.00
325-01      325    801145095    JONES JOHN O.              17365 BIRWOOD                 DETROIT        MI    48221      68,400.00
325-01      325    801145731    INYANGETOR PATRICK         129 NORSE WAY                 COLUMBIA       SC    29229     140,250.00
325-01      325    801146085    COX JOHN                   4818 WEST MERCER LANE         GLENDALE       AZ    85304      94,350.00
325-01      325    801146770    COLE JOHN W                125 VAN AVENUE                SHELBYVILLE    IN    46176      59,200.00
325-01      325    801147034    BERNSTEIN STEVEN           1041 SUMMIT DRIVE             JUSTIN         TX    76247     105,520.00
325-01      325    801147117    POLIS RAAD                 5636 WHITE HAVEN              TROY           MI    48098     195,000.00
325-01      325    801147497    ONEY FREDRICK L            304 VALLEY VIEW DR            FLORRISANT     CO    80816     150,000.00
325-01      325    801147661    SHUBERDA BRENDA            444 COOK ROAD                 JACKSON        NJ    08527     105,315.00
325-01      325    801147927    GOODWIN MEREDITH V         4502 DAKOTA AVENUE            NASHVILLE      TN    37209      81,950.00
325-01      325    801149360    STAMBAUGH SCOTT            1222 CHURCH STREET            READING        PA    19601      34,000.00
325-01      325    801149436    SOFFE RICHARD DON          6537 PINE CREEK PLACE         CASPER         WY    82604      50,000.00
325-01      325    801150038    BLOWER JOHN                120 FOURTEENTH STREET SOUT    COLORADO SP    CO    80904      50,000.00
325-01      325    801150095    HILL MILTON A              11 PINE CONE COURT            MCDONOUGH      GA    30253      60,300.00
325-01      325    801150640    BYRD ARTHUR R              5393 DOVER ROAD               APPLE CREEK    OH    44606     120,000.00
325-01      325    801151762    MARTINEZ ERIC              14415 NEWBURGH                LIVONIA        MI    48154     115,600.00
325-01      325    801151937    SPERO EUGENE               688 STOCK FARM ROAD           LAKE ARIEL     PA    18436      74,700.00
325-01      325    801152521    GARRITY CHISTOPER M        42 LAKE ROAD                  MORRISTOWN     NJ    07960     127,500.00
325-01      325    801153446    TEMPLETON LINDA J          101 CRESTWOOD                 LONGVIEW       TX    75601      45,000.00
325-01      325    801154402    BATES RONALD M             307 SOUTH 100 WEST            TREMONTON      UT    84337      63,200.00
325-01      325    801154519    FITZGERALD TERICIA H       4200 NORTH TULIP DRIVE        MORGAN         UT    84050     211,000.00
325-01      325    801154535    SISSON MONTY W             9731 12TH AVENUE NORTHWEST    SEATTLE        WA    98117     152,000.00
325-01      325    801154584    GABLE RANDY D              411 WEST 7TH STREET           BENTON CITY    WA    99320      32,000.00
325-01      325    801155722    SEMANS CHRISTINE L         203 HOMESTEAD ST              HOUGHTON LA    MI    48629      75,000.00

                                                          Cut-off Date    First               Initial   Minimum   Maximum
                                                            Principal    Payment    Maturity  Mortgage  Mortgage  Mortgage   Gross
Pool ID     Inv     Account           Name                   Balance      Date        Date      Rate      Rate      Rate    Margin
----------------------------------------------------------------------------------------------------------------------------------
325-01      325    801134636    LE HOA T                    76,500.00    11/01/98   10/01/28    9.375     8.375    15.375    6.250
325-01      325    801135096    ELLISON ANNIE M             54,400.00    12/01/98   11/01/28    9.875     8.875    15.875    5.750
325-01      325    801135351    KRESSLER HOWARD L JR        61,200.00    11/01/98   10/01/28    9.375     8.375    15.375    6.750
325-01      325    801135674    MAKIN T BRETT              110,300.00    11/01/98   10/01/28    9.500     8.500    15.500    6.875
325-01      325    801135690    CAUSLEY TODD               129,600.00    11/01/98   10/01/28   11.000    10.000    17.000    7.625
325-01      325    801135948    STAUB DALE L                69,000.00    12/01/98   11/01/28    8.625     7.625    14.625    5.750
325-01      325    801136581    ROMEO DEAN H               100,000.00    12/01/98   11/01/28    9.625     8.625    15.625    6.500
325-01      325    801137464    BREWER ROLLIN              131,927.90    11/01/98   10/01/28    9.000     8.000    15.000    5.500
325-01      325    801137589    NEWTON DENISE L             79,475.00    12/01/98   11/01/28    9.750     8.750    15.750    5.750
325-01      325    801137712    WHITE RUSSELL TODD         184,000.00    12/01/98   11/01/28    9.000     8.000    15.000    5.875
325-01      325    801138207    TUCKER TODD SHIELD          74,970.00    12/01/98   11/01/28    9.625     8.625    15.625    6.250
325-01      325    801138421    FITZGERALD TIMOTHY M       156,000.00    12/01/98   11/01/28   11.000    11.000    17.000    8.000
325-01      325    801138686    CRUMP NOREEN A              42,979.24    11/01/98   10/01/28   10.875     9.875    16.875    7.000
325-01      325    801138819    STINE SHANE A               53,550.00    12/01/98   11/01/28   10.250     9.250    16.250    6.250
325-01      325    801139114    REYNOLDS-WOO DEBORAH L      49,476.91    11/01/98   10/01/28    9.750     8.750    15.750    6.250
325-01      325    801139148    ULREY ANDREW E             114,250.77    11/01/98   10/01/28   10.125     9.125    16.125    7.000
325-01      325    801139270    ELLIS PEGGY                 40,199.20    11/01/98   10/01/28    9.375     8.375    15.375    6.000
325-01      325    801139312    DILDY JOSEPH M             130,500.00    11/01/98   10/01/28   10.500     9.500    16.500    7.375
325-01      325    801139460    SIMON ROBERT W              92,161.27    10/15/98   09/15/28    9.625     8.625    15.625    6.250
325-01      325    801139767    BLACK NAKISHA N             39,000.00    10/25/98   09/25/28   10.625     9.625    16.625    5.750
325-01      325    801139866    PHILLIPS KEVIN              44,067.55    11/01/98   10/01/28   10.875     9.875    16.875    6.750
325-01      325    801139924    TIRADO JOHN M               78,750.00    12/01/98   11/01/28    9.875     8.875    15.875    5.750
325-01      325    801140047    PHIFER DUANE L             155,550.00    11/01/98   10/01/28   10.250     9.250    16.250    7.125
325-01      325    801140286    BARNES WILLIE              109,800.00    12/01/98   11/01/28   10.875     9.875    16.875    7.750
325-01      325    801140567    CRUZ JORGE                 101,958.36    11/01/98   10/01/28   10.375     9.375    16.375    6.750
325-01      325    801141409    HOLLAND ANGELA TAYLOR       85,250.00    11/01/98   10/01/28   10.625     9.625    16.625    7.000
325-01      325    801141870    KIM CHANG K                 72,137.54    10/01/98   09/01/28   10.125     9.125    16.125    6.250
325-01      325    801141961    WALTERS WALLACE M           30,000.00    11/01/98   10/01/28    9.875     8.875    15.875    6.000
325-01      325    801142357    URIBE FERNANDO             117,000.00    11/01/98   10/01/28   10.500     9.500    16.500    7.375
325-01      325    801142746    HAWLEY WILLIAM              71,960.67    11/01/98   10/01/28    9.000     8.000    15.000    5.500
325-01      325    801143363    TAYLOR ELMA                 81,000.00    11/01/98   10/01/28    9.625     8.625    15.625    6.250
325-01      325    801144007    CRAWFORD FELICIA           113,940.00    12/01/98   11/01/28    9.625     8.625    15.625    6.250
325-01      325    801144874    WILCOX NEAL                117,300.00    12/01/98   11/01/28   11.000    10.000    17.000    7.000
325-01      325    801145038    OSTLUND ALAN J             155,900.00    12/01/98   11/01/28   11.250    10.250    17.250    7.875
325-01      325    801145095    JONES JOHN O.               68,400.00    11/01/98   10/01/28    9.625     8.625    15.625    6.250
325-01      325    801145731    INYANGETOR PATRICK         140,250.00    12/01/98   11/01/28   10.375     9.375    16.375    6.750
325-01      325    801146085    COX JOHN                    94,350.00    11/01/98   10/01/28   10.250     9.250    16.250    7.375
325-01      325    801146770    COLE JOHN W                 59,200.00    12/01/98   11/01/28   12.250    11.250    18.250    9.125
325-01      325    801147034    BERNSTEIN STEVEN           105,520.00    12/01/98   11/01/28   10.750     9.750    16.750    7.000
325-01      325    801147117    POLIS RAAD                 195,000.00    12/01/98   11/01/28    7.500     6.500    13.500    4.250
325-01      325    801147497    ONEY FREDRICK L            150,000.00    12/01/98   11/01/28    8.875     7.875    14.875    5.750
325-01      325    801147661    SHUBERDA BRENDA            105,273.15    11/01/98   10/01/28   10.500     9.500    16.500    7.125
325-01      325    801147927    GOODWIN MEREDITH V          81,950.00    11/01/98   10/01/28   12.000    11.000    18.000    8.375
325-01      325    801149360    STAMBAUGH SCOTT             33,969.80    11/01/98   10/01/28   10.000     9.000    16.000    6.250
325-01      325    801149436    SOFFE RICHARD DON           50,000.00    11/01/98   10/01/28   10.250     9.250    16.250    6.875
325-01      325    801150038    BLOWER JOHN                 50,000.00    12/01/98   11/01/28   10.000     9.000    16.000    6.625
325-01      325    801150095    HILL MILTON A               60,300.00    11/01/98   10/01/28   10.500     9.500    16.500    7.375
325-01      325    801150640    BYRD ARTHUR R              119,878.33    10/01/98   09/01/28    9.375     8.375    15.375    5.750
325-01      325    801151762    MARTINEZ ERIC              115,600.00    12/01/98   11/01/28   10.375    10.375    16.375    7.875
325-01      325    801151937    SPERO EUGENE                74,700.00    11/01/98   10/01/28    9.625     8.625    15.625    6.250
325-01      325    801152521    GARRITY CHISTOPER M        127,500.00    11/01/98   10/01/28   11.250    10.250    17.250    7.750
325-01      325    801153446    TEMPLETON LINDA J           44,958.93    11/01/98   10/01/28    9.875     8.875    15.875    6.500
325-01      325    801154402    BATES RONALD M              63,200.00    12/01/98   11/01/28   12.750    11.750    18.750    9.125
325-01      325    801154519    FITZGERALD TERICIA H       211,000.00    12/01/98   11/01/28    9.000     8.000    15.000    6.625
325-01      325    801154535    SISSON MONTY W             151,871.96    12/01/98   11/01/28   10.250     9.250    16.250    7.375
325-01      325    801154584    GABLE RANDY D               32,000.00    12/01/98   11/01/28   10.750     9.750    16.750    6.875
325-01      325    801155722    SEMANS CHRISTINE L          75,000.00    12/01/98   11/01/28    8.000     7.000    14.000    4.250

ALLIANCE FUNDING                                                PAGE 5  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE A - GROUP 2, SUB-POOL III
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                                        Principal
                                                                                                              Zip       Balance at
Pool ID     Inv     Account           Name                 Address                       City         State   Code     Origination
-----------------------------------------------------------------------------------------------------------------------------------
325-01      325    801155805    CIBA ROBERT A              19491 V DRIVE NORTH           OLIVET         MI    49076      98,150.00
325-01      325    801157165    BAUMAN JULIE ANNE          3823 WHISPERING LANE          ROANOKE        VA    24014      68,000.00
325-01      325    801157264    MCDONALD ERICK S           4015 EDGER                    ROYAL OAK      MI    48073     153,000.00
325-01      325    801157652    APPLEBY DAVID ROBERT II    202 WEST WADE                 PAYSON         AZ    85541      71,900.00
325-01      325    801161415    WILLARD DONALD L           562 MINDORO SE                RIO RANCHO     NM    87124      90,000.00
325-01      325    801161670    CARR RHONDA G              8449 SUSIE STREET             JACKSONVILL    FL    32210      48,800.00
325-01      325    801162736    WALSTON ANNAGJID           2179 LANG DRIVE               ATLANTA        GA    30315      60,000.00
325-01      325    801163569    VOGELSONG ANTHONY M        11 SOUTH ENOLA DRIVE          ENOLA          PA    17025      65,350.00
325-01      325    801164088    BROWN HAROLD B             11898 SOUTH 1300 WEST         RIVERTON       UT    84065     178,500.00
325-01      325    801164336    STEPHENS CHARLES E         3400 16TH AVE                 ROCK ISLAND    IL    61201      40,000.00
325-01      325    801164609    TAMAYO SERGIO A            2104 MULKEY ROAD              MARIETTA       GA    30008      85,950.00
325-01      325    801165366    BROOM SHARRON              11918 ANGELUS AVE             CLEVELAND      OH    44105      68,400.00
325-01      325    801165879    PETERSON DANIEL            1337 LOCKWOOD DRIVE           ATLANTA        GA    30311      78,200.00
325-01      325    801166026    RANGE RICKEY D             6110 FERN MEADOW ROAD         ARLINGTON      TX    76017      76,925.00
325-01      325    801166042    MCQUADE TIMOTHY B          302 SCUDDER AVENUE            NORTHPORT      NY    11768     160,000.00
325-01      325    801166190    LEMMONS TERRY MICHAEL      301 FOREST STREET             MILLIKEN       CO    80543     102,240.00
325-01      325    801166349    GRIFFIS WILLIAM A          146 NORTH RAILROAD AVENUE     FRACKVILLE     PA    17931      27,900.00
325-01      325    801167206    MORIN BERNADETTE L         1503 MAPLE DRIVE              POCONO LAKE    PA    18347      62,475.00
325-01      325    801167305    CAIN LARRY E               3851 WEST 97TH AVENUE         WESTMINSTER    CO    80030     154,700.00
325-01      325    801167560    LEWIS CLAUDETTE            487 KELLER AVENUE             ELMONT         NY    11003     159,000.00
325-01      325    801169103    HALES J DEAN               3890 ORCHARD AVENUE           OGDEN          UT    84403      93,100.00
325-01      325    801169244    ARBON DAVID O              1011 NORTH OAK ROAD           CEDAR HILLS    UT    84062     225,000.00
325-01      325    801170036    WILLIAMS LISA              49 SHOGUN DRIVE               EFFORT         PA    18330     144,500.00
325-01      325    801170309    SNOKE HAROLD               545 E GATES                   COLUMBUS       OH    43206      55,200.00
325-01      325    801170846    RIDDLING BRIDGETTE         6851 QUAIL HOLLOW BLVD        WESLEY CHAP    FL    33544      63,750.00
325-01      325    801171604    BASDEO ROOPNARINE          117-23 146TH STREET           SOUTH OZONE    NY    11420     104,000.00
325-01      325    801171810    NETO FABIO                 3201 EAST PERSHING AVENUE     PHOENIX        AZ    85032      80,750.00
325-01      325    801172586    ROBERSON ANDRE             106 TERRACE COURT             GOLDSBORO      NC    27530      51,850.00
325-01      325    801173238    HAFER JOHN E               742 NORTH 13TH STREET         READING        PA    19604      29,250.00
325-01      325    801173626    DILLAHUNT EDWARD           44-F HAVEN TERRACE            TOBYHANNA      PA    18466     149,600.00
325-01      325    801174160    STEWART DONOVAN B          65 DEERFIELD ROAD             WINDSOR        CT    06095     107,487.00
325-01      325    801174293    COCHRAN CLAUDETTE          2351 BOONE PLACE              SNELLVILLE     GA    30078      82,710.00
325-01      325    801174608    VERZOLINI VINCENT R        18773 ROSEWOOD DRIVE          STEWARTSTOW    PA    17363     116,900.00
325-01      325    801174673    ALLEN SHIRLEY MOSS         9502 DENISON AVE              CLEVELAND      OH    44102      51,300.00
325-01      325    801174996    JOLIN LEO T                622 BARKFEILD LOOP            BRANDON        FL    33511      73,800.00
325-01      325    801175001    FLATNESS PAUL RICHARD      1142 TUPELO DRIVE             LOVELAND       CO    80538     131,400.00
325-01      325    801175753    LOSCHER JEFFRY L           1070 PEACH DRIVE              OGDEN          UT    84404     127,800.00
325-01      325    801175985    AMONETT BARBETTA E         939 SPRUCE STREET             INDIANAPOLI    IN    46203      34,400.00
325-01      325    801176272    BRIONES JONNI R            2306 FRANKFORT STREET         RICHLAND       WA    99352     113,900.00
325-01      325    801177353    NORMAN RUDOLPH             88-36 212TH PLACE             QUEENS VILL    NY    11427     167,400.00
325-01      325    801177700    JILES STEPHEN L            2180 LARKSPUR LANE SOUTH      YORK           PA    17403      96,000.00
325-01      325    801178302    GHOLSON JAMES              192 ELLEN STREET              RIVERHEAD      NY    11901     140,250.00
325-01      325    801178542    GOLDING JOHN D             4879 SOUTH 4050 WEST          ROY            UT    84067     128,265.00
325-01      325    801178583    ERBECK EDWARD R            1108 MOSS AVENUE              KANNAPOLIS     NC    28081      61,600.00
325-01      325    801180092    BLANKENSHIP AMY            3239 MT UNION ROAD            SCOTTSVILLE    KY    42164      39,750.00
325-01      325    801180266    FULLER GRAYLIN             905 COOK ROAD                 DURHAM         NC    27713      83,300.00
325-01      325    801180803    MINTZ FRANCIS D            528 HILL ROAD                 WERNERSVILL    PA    19565      68,425.00
325-01      325    801180852    PEREZ AUDREY A             306 WALNUT STREET             STEELTON       PA    17113      60,300.00
325-01      325    801181454    MILLER JOE L               RT1 BOX 701 HWY 26 W          ELLAVILLE      GA    31806      62,100.00
325-01      325    801183336    PYSNAK BERNARD             1261 EAST CASSIDY CIRCLE      BOUNTIFUL      UT    84010     160,000.00
325-01      325    801183583    EDWARDS SHIRLEY            1006 EAST EDGERTON STREET     GOLDSBORO      NC    27530      40,800.00
325-01      325    801183666    BROOKS ANGELA              324 SOUTH KING CHARLES RD     RALEIGH        NC    27610      73,600.00
325-01      325    801184375    POND ROBERT A              1006 SOUTH EIGHTEENTH STRE    HARRISBURG     PA    17104      49,500.00
325-01      325    801185349    BECKER MARIANNE NOEL       1625 WOODLAND AVE             DES PLAINES    IL    60016     153,000.00
325-01      325    801186453    ARROYAVE DIANA             339 POWELL AVENUE             NEWBURGH       NY    12550      75,000.00
325-01      325    801186503    CHIQUITO VIRGINIA          3607 WEST ORCHID LANE         PHOENIX        AZ    85051      63,650.00
325-01      325    801186610    IDE DELINA                 315 SOUTH OXFORD DRIVE        ENGLEWOOD      FL    34223     109,600.00

                                                          Cut-off Date    First               Initial   Minimum   Maximum
                                                            Principal    Payment    Maturity  Mortgage  Mortgage  Mortgage   Gross
Pool ID     Inv     Account           Name                   Balance      Date        Date      Rate      Rate      Rate    Margin
----------------------------------------------------------------------------------------------------------------------------------
325-01      325    801155805    CIBA ROBERT A               98,150.00    11/01/98   10/01/28   12.500    11.500    18.500    8.375
325-01      325    801157165    BAUMAN JULIE ANNE           67,934.58    10/01/98   09/01/28    9.625     8.625    15.625    6.750
325-01      325    801157264    MCDONALD ERICK S           153,000.00    11/01/98   10/01/28   10.125     9.125    16.125    6.750
325-01      325    801157652    APPLEBY DAVID ROBERT II     71,900.00    11/01/98   10/01/28   10.000     9.000    16.000    6.875
325-01      325    801161415    WILLARD DONALD L            89,959.12    11/01/98   10/01/28    9.875     8.875    15.875    6.000
325-01      325    801161670    CARR RHONDA G               48,800.00    12/01/98   11/01/28   11.250    10.250    17.250    7.500
325-01      325    801162736    WALSTON ANNAGJID            60,000.00    12/01/98   11/01/28   10.750     9.750    16.750    7.000
325-01      325    801163569    VOGELSONG ANTHONY M         65,350.00    11/01/98   10/01/28    9.000     8.000    15.000    5.500
325-01      325    801164088    BROWN HAROLD B             178,500.00    11/01/98   10/01/28    9.875     8.875    15.875    6.750
325-01      325    801164336    STEPHENS CHARLES E          40,000.00    11/01/98   10/01/28   10.375     9.375    16.375    6.500
325-01      325    801164609    TAMAYO SERGIO A             85,950.00    11/01/98   10/01/28   10.500     9.500    16.500    7.375
325-01      325    801165366    BROOM SHARRON               68,400.00    12/01/98   11/01/28    9.625     8.625    15.625    6.250
325-01      325    801165879    PETERSON DANIEL             78,200.00    11/01/98   10/01/28   10.125     9.125    16.125    6.750
325-01      325    801166026    RANGE RICKEY D              76,925.00    12/01/98   11/01/28    9.125     8.125    15.125    7.000
325-01      325    801166042    MCQUADE TIMOTHY B          160,000.00    12/01/98   11/01/28    9.125     8.125    15.125    6.250
325-01      325    801166190    LEMMONS TERRY MICHAEL      102,195.96    11/01/98   10/01/28   10.125     9.125    16.125    6.625
325-01      325    801166349    GRIFFIS WILLIAM A           27,900.00    12/02/98   11/02/28    9.625     8.625    15.625    6.000
325-01      325    801167206    MORIN BERNADETTE L          62,475.00    12/01/98   11/01/28   10.500     9.500    16.500    6.250
325-01      325    801167305    CAIN LARRY E               154,700.00    12/01/98   11/01/28   10.375     9.375    16.375    6.500
325-01      325    801167560    LEWIS CLAUDETTE            159,000.00    11/01/98   10/01/28   11.625    10.625    17.625    8.000
325-01      325    801169103    HALES J DEAN                93,100.00    12/01/98   11/01/28   10.500     9.500    16.500    7.625
325-01      325    801169244    ARBON DAVID O              225,000.00    11/01/98   10/01/28   10.500     9.500    16.500    7.375
325-01      325    801170036    WILLIAMS LISA              144,500.00    12/01/98   11/01/28   11.125    10.125    17.125    7.000
325-01      325    801170309    SNOKE HAROLD                55,200.00    11/01/98   10/01/28   10.875     9.875    16.875    7.500
325-01      325    801170846    RIDDLING BRIDGETTE          63,750.00    12/01/98   11/01/28    8.875     7.875    14.875    5.750
325-01      325    801171604    BASDEO ROOPNARINE          104,000.00    11/01/98   10/01/28    9.750     8.750    15.750    6.500
325-01      325    801171810    NETO FABIO                  80,750.00    11/01/98   10/01/28   10.625     9.625    16.625    6.875
325-01      325    801172586    ROBERSON ANDRE              51,850.00    12/01/98   11/01/28   10.000     9.000    16.000    6.250
325-01      325    801173238    HAFER JOHN E                29,216.64    09/01/98   08/01/28   10.750     9.750    16.750    7.375
325-01      325    801173626    DILLAHUNT EDWARD           149,600.00    12/01/98   11/01/28    9.250     8.250    15.250    6.125
325-01      325    801174160    STEWART DONOVAN B          107,453.58    10/01/98   09/01/28   11.625    10.625    17.625    7.750
325-01      325    801174293    COCHRAN CLAUDETTE           82,710.00    12/01/98   11/01/28    9.500     8.500    15.500    6.875
325-01      325    801174608    VERZOLINI VINCENT R        116,900.00    11/01/98   10/01/28    9.625     8.625    15.625    6.250
325-01      325    801174673    ALLEN SHIRLEY MOSS          51,300.00    12/01/98   11/01/28    9.125     8.125    15.125    5.750
325-01      325    801174996    JOLIN LEO T                 73,760.73    11/01/98   10/01/28    9.125     8.125    15.125    5.750
325-01      325    801175001    FLATNESS PAUL RICHARD      131,400.00    12/01/98   11/01/28    9.125     8.125    15.125    6.250
325-01      325    801175753    LOSCHER JEFFRY L           127,800.00    12/01/98   11/01/28   10.000     9.000    16.000    7.375
325-01      325    801175985    AMONETT BARBETTA E          34,400.00    12/01/98   11/01/28   10.875     9.875    16.875    7.250
325-01      325    801176272    BRIONES JONNI R            113,826.83    12/01/98   11/01/28   11.500    10.500    17.500    7.875
325-01      325    801177353    NORMAN RUDOLPH             167,400.00    11/01/98   10/01/28   10.875     9.875    16.875    7.375
325-01      325    801177700    JILES STEPHEN L             96,000.00    12/01/98   11/01/28    9.000     8.000    15.000    5.500
325-01      325    801178302    GHOLSON JAMES              140,250.00    12/01/98   11/01/28   10.625     9.625    16.625    6.500
325-01      325    801178542    GOLDING JOHN D             128,265.00    12/01/98   11/01/28   11.125    10.125    17.125    7.375
325-01      325    801178583    ERBECK EDWARD R             61,600.00    12/01/98   11/01/28   10.875     9.875    16.875    7.250
325-01      325    801180092    BLANKENSHIP AMY             39,750.00    12/01/98   11/01/28   11.125    10.125    17.125    8.000
325-01      325    801180266    FULLER GRAYLIN              83,300.00    11/01/98   10/01/28   11.500    10.500    17.500    8.125
325-01      325    801180803    MINTZ FRANCIS D             68,425.00    12/01/98   11/01/28    9.625     8.625    15.625    6.250
325-01      325    801180852    PEREZ AUDREY A              60,300.00    12/01/98   11/01/28    9.375     8.375    15.375    6.250
325-01      325    801181454    MILLER JOE L                62,100.00    12/01/98   11/01/28    9.625     8.625    15.625    6.250
325-01      325    801183336    PYSNAK BERNARD             160,000.00    12/01/98   11/01/28    9.125     8.125    15.125    5.500
325-01      325    801183583    EDWARDS SHIRLEY             40,800.00    12/01/98   11/01/28   10.875     9.875    16.875    7.000
325-01      325    801183666    BROOKS ANGELA               73,600.00    12/01/98   11/01/28   12.750    11.750    18.750    9.125
325-01      325    801184375    POND ROBERT A               49,500.00    12/01/98   11/01/28    9.250     8.250    15.250    5.500
325-01      325    801185349    BECKER MARIANNE NOEL       153,000.00    12/01/98   11/01/28   12.375    11.375    18.375    8.500
325-01      325    801186453    ARROYAVE DIANA              75,000.00    11/01/98   10/01/28   10.875     9.875    16.875    7.000
325-01      325    801186503    CHIQUITO VIRGINIA           63,625.38    11/01/98   10/01/28   10.625     9.625    16.625    6.875
325-01      325    801186610    IDE DELINA                 109,600.00    12/01/98   11/01/28   12.500    11.500    18.500    9.000

ALLIANCE FUNDING                                                PAGE 6  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE A - GROUP 2, SUB-POOL III
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                                        Principal
                                                                                                              Zip       Balance at
Pool ID     Inv     Account           Name                 Address                       City         State   Code     Origination
-----------------------------------------------------------------------------------------------------------------------------------
325-01      325     801186982   HUFF J R                   6054 CHRISTINA COURT          BETHLEHEM      GA    30620     106,560.00
325-01      325     801188913   FLITTON LAWRENCE R         1643 EAST 6700 SOUTH          UINTAH         UT    84405     155,610.00
325-01      325     801189283   STEVENSON MILDRED LAVERNE  426 THOMAS STREET             HENDERSON      NC    27536      51,000.00
325-01      325     801189606   PEREZ JUAN                 73 WINTHROP AVENUE            PROVIDENCE     RI    02908      74,650.00
325-01      325     801189622   KHAN KHALID                3819 BORING RD                DECATUR        GA    30034     112,950.00
325-01      325     801189903   BEERS RICHARD R            6931 COLUMBINE ROAD           EVERGREEN      CO    80439     200,000.00
325-01      325     801191073   BALDWIN LINDA FAE          330 SOUTH OLIVE WAY           DENVER         CO    80224     185,000.00
325-01      325     801191446   GADSDEN CYNTHIA B          2202 NORTH 3RD STREET         HARRISBURG     PA    17110      45,900.00
325-01      325     801191552   WINSTON JACQUELYN          20605 HANSEN                  MAPLE HTS      OH    44137      41,300.00
325-01      325     801194234   HILL BELVER L              15809 RAYMOND AVE             MAPLE HTS      OH    44137      58,800.00
325-01      325     801194697   SANTOS NANCY C             2602 23RD AVENUE              GREELEY        CO    80631      84,000.00
325-01      325     801194986   CASEY ELAINE M             921 NORTH LIME STREET         LANCASTER      PA    17602      15,000.00
325-01      325     801197625   GAFFNEY VELMA PEARL        2451 EAST WIER AVENUE         PHOENIX        AZ    85040      47,600.00
325-01      325     801198110   QUEZADA JUAN C             213 NORTH 17TH COURT          BRIGHTON       CO    80601     116,900.00
325-01      325     801198334   DISCALA DEBORAH B          27 BERNHARD DRIVE             WESTON         CT    06883     220,000.00
325-01      325     801198516   RADFORD CHERYL R           ROUTE 3 BOX 471               BIG SANDY      TX    75755      55,800.00
325-01      325     801200577   ROBINSON ELLIOTT FORBES    505 PARKER AVENUE             MOORESVILLE    NC    28115      48,400.00
325-01      325     801200874   KELSEY KENNETH R           1002 EAST SAN MIGUEL AVE      PHOENIX        AZ    85014      84,000.00
325-01      325     801201104   CRENSHAW JACKIE L          1408 WEST MCGEE ROAD          PLANT CITY     FL    33565      61,000.00
325-01      325     801201260   VAN KIRK WILLIAM           4783 STALLION DRIVE N         PRESCOTT VA    AZ    86314      52,000.00
325-01      325     801201898   DVORAK WILLIAM J           29 W 114 LAKESIDE DR          NAPERVILLE     IL    60565     181,900.00
325-01      325     801204041   BALDWIN ALLEN P            7261 MILLBURY                 OAKWOOD VIL    OH    44146     145,800.00
325-01      325     801204587   GOLSTON DONNA L            811 SOUTH JOPLIN CIRCLE       AURORA         CO    80017     105,300.00
325-01      325     801204603   PARNELL RICHARD N          2626 NORTH 56TH PLACE         SCOTTSDALE     AZ    85257     135,000.00
325-01      325     801205006   JUSTICE STEVE R            860 ENTRADA DRIVE SW          LOS LUNAS      NM    87031      86,400.00
325-01      325     801206228   NOVENSON MARCUS J          15730 SEA PINES DRIVE         HUDSON         FL    34667      29,600.00
325-01      325     801206319   MAYNARD CURTIS             10200 NORTHWEST 21ST COURT    MIAMI          FL    33147      72,000.00
325-01      325     801206863   BURKETT EDWARD N           2337 VINE STREET              DENVER         CO    80205     182,750.00
325-01      325     801207200   RODRIQUEZ MANUEL           4305 COLUMBINE STREET         DENVER         CO    80216      56,000.00
325-01      325     801207887   VAZZANO FRANK II           361 FUNSTON AVENUE            BRIDGEPORT     CT    06601      81,000.00
325-01      325     801208596   WILLIAMS JUSTINA           1059 SOUTH KALISPELL STREE    AURORA         CO    80017     113,900.00
325-01      325     801209131   DIANESE ROSARIO            1505 FAIRVIEW AVENUE          BERWICK        PA    18603      68,000.00
325-01      325     801212077   GONZALEZ GOM ANTONIO       6120 WEST CAMBRIDGE AVENUE    PHOENIX        AZ    85035      44,550.00
325-01      325     801212176   ONEAL MICHAEL D            200 WEST 7 STREET             HARTFORD CI    IN    47348      44,800.00
325-01      325     801212226   PIERONEK JAMES M           1114 HAZEL DELL ROAD          CASTLE ROCK    WA    98611     136,000.00
325-01      325     801212267   MARISCAL VICTOR P          6204 NORTH 129TH AVENUE       LITCHFIELD     AZ    85340     221,150.00
325-01      325     801212309   GARBAWI SHLOMO             2983 SOUTH ONEIDA STREET      DENVER         CO    80224     161,500.00
325-01      325     801215005   FALTINGS JASON             92 HIGH STREET                PERTH AMBOY    NJ    08861     116,000.00
325-01      325     801218702   MACKISON VINCENE R         RR2 BOX 891X                  THOMASVILLE    PA    17364     163,200.00
325-01      325     801220815   WILSON LEONARD             3771 141 PLACE NORTH          ST PETERSBU    FL    33771      35,250.00
325-01      325     801221078   KELLEY STEVEN R            604 KING AVE                  MARION         OH    43302     126,000.00
325-01      325     801222183   GIANAKOUROS MENELAOS P     98 HILLTOP ROAD               RANDOLPH       NJ    07869     162,000.00
325-01      325     801222480   FIEDLER CHARLES ALLEN      8131 NORTH 11TH PLACE         PHOENIX        AZ    85020     135,000.00
325-01      325     801222589   SWIM STACY                 2922 EAST WILLOW AVENUE       PHOENIX        AZ    85032     108,900.00
325-01      325     801225087   LANDRY RALPH               30936 GRANDVIEW               WESTLAND       MI    48185     103,400.00
325-01      325     801238718   PADILLA RAUL JR            3080 G STREET                 ANTIOCH        CA    94509     105,600.00
325-01      325     801240078   MOTLEY BETTY J             1108 EAST CALHOUN STREET      DILLON         SC    29536      28,900.00
325-01      325     801240391   SHATTUCK PAUL J SR         104 POCONO LAUREL LAKE        BARTONSVILL    PA    18321      95,000.00
325-01      325     801258526   ANDERSON RYAN              8352 WEST PERSHING AVENUE     PEORIA         AZ    85381     112,800.00
325-01      325     801262858   CASTANEDA S JESUS          4218 EAST DARREL ROAD         PHOENIX        AZ    85040      72,750.00
325-01      325    8000007719   POTEET FREDDIE WAYNE       206 MADISON                   LUFKIN         TX    75901      15,000.00
                   --------------------------------------                                                            -------------
                          336   Sale Total                                                                           30,720,190.00

325-31      325    8000010028   MCKENNA GERALD L           405 LOVES COURT               LOVES PARK     IL    61111      54,900.00
325-31      325    8000014178   RYAN THOMAS N              990 NE AVE                    TALLMEDGE      OH    44278     125,000.00
325-31      325    8000021157   SOPHER DOROTHY G           3549 S WINCHESTER             CHICAGO        IL    60609      94,500.00
325-31      325    8000022361   CASTRO JOSEPH F            6332 HERITAGE POINT NORTH     LOCKPORT       NY    14094     115,600.00

                                                          Cut-off Date    First               Initial   Minimum   Maximum
                                                            Principal    Payment    Maturity  Mortgage  Mortgage  Mortgage   Gross
Pool ID     Inv     Account           Name                   Balance      Date        Date      Rate      Rate      Rate    Margin
----------------------------------------------------------------------------------------------------------------------------------
325-01      325     801186982   HUFF J R                     106,560.00  11/01/98   10/01/28   10.500     9.500    16.500    7.375
325-01      325     801188913   FLITTON LAWRENCE R           155,610.00  12/01/98   11/01/28   10.500     9.500    16.500    7.375
325-01      325     801189283   STEVENSON MILDRED LAVERNE     51,000.00  12/01/98   11/01/28    9.500     8.500    15.500    5.750
325-01      325     801189606   PEREZ JUAN                    74,650.00  12/01/98   11/01/28   10.500     9.500    16.500    7.375
325-01      325     801189622   KHAN KHALID                  112,950.00  12/01/98   11/01/28    9.625     8.625    15.625    6.250
325-01      325     801189903   BEERS RICHARD R              200,000.00  12/01/98   11/01/28    9.250     9.250    15.250    5.750
325-01      325     801191073   BALDWIN LINDA FAE            184,893.57  12/01/98   11/01/28    8.750     7.750    14.750    5.500
325-01      325     801191446   GADSDEN CYNTHIA B             45,900.00  12/01/98   11/01/28   10.250     9.250    16.250    6.250
325-01      325     801191552   WINSTON JACQUELYN             41,300.00  12/01/98   11/01/28   10.375     9.375    16.375    6.750
325-01      325     801194234   HILL BELVER L                 58,800.00  12/01/98   11/01/28    9.875     8.875    15.875    6.250
325-01      325     801194697   SANTOS NANCY C                84,000.00  12/01/98   11/01/28   10.375     9.375    16.375    7.500
325-01      325     801194986   CASEY ELAINE M                15,000.00  12/01/98   11/01/28    9.750     8.750    15.750    6.250
325-01      325     801197625   GAFFNEY VELMA PEARL           47,600.00  11/01/98   10/01/28   10.625     9.625    16.625    6.875
325-01      325     801198110   QUEZADA JUAN C               116,900.00  12/01/98   11/01/28    9.625     8.625    15.625    6.250
325-01      325     801198334   DISCALA DEBORAH B            220,000.00  12/01/98   11/01/28    9.625     8.625    15.625    6.750
325-01      325     801198516   RADFORD CHERYL R              55,800.00  12/01/98   11/01/28    9.125     8.125    15.125    5.750
325-01      325     801200577   ROBINSON ELLIOTT FORBES       48,400.00  12/01/98   11/01/28    8.875     7.875    14.875    5.750
325-01      325     801200874   KELSEY KENNETH R              84,000.00  12/01/98   11/01/28   11.000    10.000    17.000    7.625
325-01      325     801201104   CRENSHAW JACKIE L             61,000.00  12/01/98   11/01/28    9.750     8.750    15.750    5.750
325-01      325     801201260   VAN KIRK WILLIAM              52,000.00  11/01/98   10/01/28    9.500     8.500    15.500    6.375
325-01      325     801201898   DVORAK WILLIAM J             181,900.00  12/01/98   11/01/28   10.750     9.750    16.750    7.875
325-01      325     801204041   BALDWIN ALLEN P              145,800.00  12/01/98   11/01/28    9.625     8.625    15.625    6.250
325-01      325     801204587   GOLSTON DONNA L              105,300.00  12/01/98   11/01/28    9.625     8.625    15.625    6.250
325-01      325     801204603   PARNELL RICHARD N            135,000.00  11/01/98   10/01/28    9.250     8.250    15.250    6.375
325-01      325     801205006   JUSTICE STEVE R               86,400.00  12/01/98   11/01/28    9.250     8.250    15.250    6.625
325-01      325     801206228   NOVENSON MARCUS J             29,600.00  12/01/98   11/01/28   10.875     9.875    16.875    7.250
325-01      325     801206319   MAYNARD CURTIS                72,000.00  12/01/98   11/01/28    9.625     8.625    15.625    6.250
325-01      325     801206863   BURKETT EDWARD N             182,569.51  12/01/98   11/01/28    9.500     8.500    15.500    6.500
325-01      325     801207200   RODRIQUEZ MANUEL              56,000.00  12/01/98   11/01/28   10.875     9.875    16.875    7.500
325-01      325     801207887   VAZZANO FRANK II              81,000.00  12/01/98   11/01/28   10.875     9.875    16.875    7.750
325-01      325     801208596   WILLIAMS JUSTINA             113,900.00  12/01/98   11/01/28   10.250     9.250    16.250    6.250
325-01      325     801209131   DIANESE ROSARIO               67,974.40  10/01/98   09/01/28   10.750     9.750    16.750    7.875
325-01      325     801212077   GONZALEZ GOM ANTONIO          44,550.00  12/01/98   11/01/28   10.000     9.000    16.000    6.875
325-01      325     801212176   ONEAL MICHAEL D               44,800.00  12/01/98   11/01/28    9.000     8.000    15.000    5.500
325-01      325     801212226   PIERONEK JAMES M             135,872.58  12/01/98   11/01/28    9.750     8.750    15.750    6.875
325-01      325     801212267   MARISCAL VICTOR P            221,150.00  12/01/98   11/01/28    9.500     8.500    15.500    6.375
325-01      325     801212309   GARBAWI SHLOMO               161,500.00  12/01/98   11/01/28    9.875     8.875    15.875    7.000
325-01      325     801215005   FALTINGS JASON               116,000.00  12/01/98   11/01/28   11.875    11.875    17.875    9.125
325-01      325     801218702   MACKISON VINCENE R           163,200.00  12/01/98   11/01/28   10.250     9.250    16.250    6.250
325-01      325     801220815   WILSON LEONARD                35,250.00  12/01/98   11/01/28   10.125     9.125    16.125    6.500
325-01      325     801221078   KELLEY STEVEN R              126,000.00  12/01/98   11/01/28   10.500     9.500    16.500    7.375
325-01      325     801222183   GIANAKOUROS MENELAOS P       162,000.00  12/01/98   11/01/28   10.375    10.375    16.375    7.625
325-01      325     801222480   FIEDLER CHARLES ALLEN        135,000.00  12/01/98   11/01/28    9.500     8.500    15.500    6.875
325-01      325     801222589   SWIM STACY                   108,900.00  12/01/98   11/01/28   10.000     9.000    16.000    6.875
325-01      325     801225087   LANDRY RALPH                 103,400.00  12/01/98   11/01/28    9.625     8.625    15.625    6.250
325-01      325     801238718   PADILLA RAUL JR              105,182.48  09/01/98   08/01/28    9.000     8.000    15.000    5.250
325-01      325     801240078   MOTLEY BETTY J                28,900.00  12/01/98   11/01/28   10.250     9.250    16.250    6.250
325-01      325     801240391   SHATTUCK PAUL J SR            95,000.00  12/01/98   11/01/28   10.000     9.000    16.000    6.250
325-01      325     801258526   ANDERSON RYAN                112,800.00  12/01/98   11/01/28    9.750     8.750    15.750    6.375
325-01      325     801262858   CASTANEDA S JESUS             72,750.00  12/01/98   11/01/28    9.250     8.250    15.250    6.375
325-01      325    8000007719   POTEET FREDDIE WAYNE          15,000.00  12/01/98   11/01/28   10.250     9.250    16.250    6.500
                   -------------------------------------- -------------                        -----------------------------------
                          336   Sale Total                30,714,711.34                        10.137     9.175    16.137    6.809

325-31      325    8000010028   MCKENNA GERALD L              54,873.00  10/01/98   09/01/28    9.500     8.500    15.500    6.250
325-31      325    8000014178   RYAN THOMAS N                124,933.48  10/01/98   09/01/28    9.125     8.125    15.125    6.000
325-31      325    8000021157   SOPHER DOROTHY G              94,451.01  10/01/98   09/01/28    9.250     8.250    15.250    6.250
325-31      325    8000022361   CASTRO JOSEPH F              115,497.30  11/01/98   10/01/28   10.000     9.000    16.000    6.500

ALLIANCE FUNDING                                                PAGE 7  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE A - GROUP 2, SUB-POOL III
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                                                                        Principal
                                                                                                              Zip       Balance at
Pool ID     Inv     Account           Name                 Address                       City         State   Code     Origination
-----------------------------------------------------------------------------------------------------------------------------------
325-31      325     8000027709  BUDET DIANA                14581 220TH STREET            JAMAICA        NY    11413     120,000.00
325-31      325     8000028111  BRADFORD WILLIE J          HWY 9 SOUTH                   GOODWATER      AL    35072      57,800.00
325-31      325     8000029556  SMITH RICHARD A.           400 HOLBROOK CIRCLE           CHICAGO HEI    IL    60411     211,600.00
325-31      325     8000031529  SIZEMORE RANDALL D         1 MILL BRANCH ROAD            MONAVILLE      WV    25601      58,500.00
325-31      325     8000032691  MCCOLLUM JOHN POWELL       218 BELLEVUE DRIVE            GADSDEN        AL    35904     113,200.00
325-31      325     8000035090  OKOYE CHINEDU A            278 BRUSH HILL ROAD           MILTON         MA    02186     184,000.00
325-31      325     8000036023  KHARE RAYMOND F            255 LIBERTY STREET            DEER PARK      NY    11729     125,000.00
325-31      325     8000037666  TRACY DONNA LEE            7930 W 800 N                  FAIRLAND       IN    46126     127,800.00
325-31      325     8000038607  HOWE MONICA                6624 S. MICHIGAN              CHICAGO        IL    60637      42,900.00
325-31      325     8000038888  SMITH RODNEY W             1000 RT 5 BOX 128 E           STAUNTON       VA    24401     193,200.00
325-31      325     8000046204  COOPER RICK A              2039 WEST CAMELOT WAY         WEST JORDAN    UT    84084      85,800.00
                    ------------------------------------                                                             -------------
                            15  Sale Total                                                                            1,709,800.00

325-52      325      800724031  VILLINES RONALD            606 SOUTH MAIN STREET         ROXBORO        NC    27573      45,000.00
325-52      325      800774192  SMITH STEVE L              105 MCDONALD LANE             HAMLET         NC    28345      54,700.00
325-52      325      800914806  HALL GREGORY L             2525 ASHBOURNE DRIVE          LAWRENCEVIL    GA    30043     174,600.00
325-52      325      801161027  SAWYER G F                 2862 TREE TOP ROAD            DACULA         GA    30019     187,500.00
                    ------------------------------------                                                             -------------
                             4  Sale Total                                                                              461,800.00

                           355  Grand Total Sub-Pool III                                                             32,891,790.00

                                                          Cut-off Date    First               Initial   Minimum   Maximum
                                                            Principal    Payment    Maturity  Mortgage  Mortgage  Mortgage   Gross
Pool ID     Inv     Account           Name                   Balance      Date        Date      Rate      Rate      Rate    Margin
----------------------------------------------------------------------------------------------------------------------------------
325-31      325     8000027709  BUDET DIANA                  119,893.38  11/01/98   10/01/28   10.000     9.000    16.000    6.500
325-31      325     8000028111  BRADFORD WILLIE J             57,755.08  12/01/98   11/01/28   10.625     9.625    16.625    6.500
325-31      325     8000029556  SMITH RICHARD A.             211,421.78  11/01/98   10/01/28   10.250     9.250    16.250    7.000
325-31      325     8000031529  SIZEMORE RANDALL D            58,450.73  12/01/98   11/01/28   10.250     9.250    16.250    7.000
325-31      325     8000032691  MCCOLLUM JOHN POWELL         113,082.17  12/01/98   11/01/28    9.250     8.250    15.250    5.750
325-31      325     8000035090  OKOYE CHINEDU A              184,000.00  12/01/98   11/01/28   10.000     9.000    16.000    6.000
325-31      325     8000036023  KHARE RAYMOND F              119,938.51  11/01/98   10/01/28    9.500     8.500    15.500    5.750
325-31      325     8000037666  TRACY DONNA LEE              127,686.45  11/01/98   10/01/28   10.000     9.000    16.000    6.500
325-31      325     8000038607  HOWE MONICA                   42,900.00  11/01/98   10/01/28   11.000    10.000    17.000    7.000
325-31      325     8000038888  SMITH RODNEY W               193,085.77  11/01/98   10/01/28   11.875    10.875    17.875    8.000
325-31      325     8000046204  COOPER RICK A                 85,727.75  12/01/98   11/01/28   10.250     9.250    16.250    6.000
                    ------------------------------------  -------------                        -----------------------------------
                            15  Sale Total                 1,703,696.41                        10.104     9.104    16.104    6.521

325-52      325      800724031  VILLINES RONALD               44,874.75  06/01/98   05/01/28    9.875     8.875    15.875    6.500
325-52      325      800774192  SMITH STEVE L                 54,624.82  08/01/98   07/01/28    9.875     8.875    15.875    6.250
325-52      325      800914806  HALL GREGORY L               174,347.06  08/01/98   07/01/28    9.625     8.625    15.625    6.250
325-52      325      801161027  SAWYER G F                   187,500.00  11/19/98   10/19/28   10.375     9.375    16.375    7.000
                    ------------------------------------  -------------                        -----------------------------------
                             4  Sale Total                   461,346.63                         9.984     8.984    15.984    6.579

                           355  Grand Total Sub-Pool III  32,879,754.38                        10.133     9.169    16.133    6.791

ALLIANCE FUNDING                                                PAGE 1  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE B - GROUP 2, SUB-POOL III
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                 Principal       Type of      Scheduled     Cut-off Date   Original
                                                                 Balance at     Mortgaged      Payment        Principal       LTV
Pool ID   Sale ID   Account           Name                      Origination      Property     Int & Prin       Balance       Ratio
-----------------------------------------------------------------------------------------------------------------------------------
325-01    32504     800581886   RUTOWSKI MARK S                  100,000.00         1            924.10       99,762.70      50.0
325-01    32503     800789414   STORM FRANK D                     31,600.00         1            300.93       31,565.90      80.0
325-01    32503     800876443   SAN LORENZO FRANK                 34,800.00         1            315.08       34,757.01      74.8
325-01    32503     800892549   CONNELL JAMES P                   78,390.00         1            717.06       78,295.74      90.0
325-01    32503     800903973   LOUISSAINT MARYSE                180,000.00         1          1,680.27      179,794.86      90.0
325-01    32503     800929564   WAGNER JAMES G JR                 72,000.00         1            585.82       71,961.68      80.0
325-01    32501     800935488   SCHUBERT IRENE C                  42,500.00         1            380.85       42,482.17      83.3
325-01    32503     800954687   PETUSH TROY M                     73,100.00         1            655.05       73,100.00      85.0
325-01    32501     800968349   D'AGNILLO ANNE                    26,000.00         1            228.17       26,000.00      80.0
325-01    32501     800971863   TERWILLIGER WILLIAM R            103,500.00         1            946.76      103,500.00      90.0
325-01    32501     800979635   PALMATIER BRIAN                   51,800.00         1            421.46       51,800.00      80.9
325-01    32501     800981870   WALKER LAWRENCE D                 92,300.00         1            835.69       92,300.00      89.9
325-01    32503     800986325   LEITZEL STACEY A                  61,200.00         1            492.43       61,166.57      90.0
325-01    32501     800989196   FREEMAN PETER W                  133,450.00         1          1,085.79      133,450.00      85.0
325-01    32501     800989584   MACE EARL R                       63,000.00         1            524.00       62,936.13      90.0
325-01    32501     800997892   SMITH JOHN MICHAEL               123,300.00         1          1,048.04      123,300.00      90.0
325-01    32505     801002916   DIBENEDETTO MICHELLE             188,500.00         1          1,706.69      188,500.00      89.9
325-01    32502     801006073   CIEPLINSKI TAMI J                 67,150.00         1            639.49       67,150.00      85.0
325-01    32505     801009648   FRAZIER DONALD A                  75,590.00         1            719.86       75,590.00      85.8
325-01    32505     801011123   LUTES JUDITH M                   101,600.00         1          1,104.08      101,600.00      80.0
325-01    32501     801012816   MCNEAL NORMAN M                   46,000.00         1            399.45       45,958.03      80.7
325-01    32505     801015017   LOVE TINA M                       67,915.00         1            633.98       67,915.00      85.0
325-01    32501     801015900   ESTRADA JOSE ANGEL                95,400.00         1            837.20       95,400.00      90.0
325-01    32501     801018219   BRICKER TED W                    171,000.00         1          1,422.30      170,826.60      75.0
325-01    32501     801019951   PRATER MICHAEL SR                 65,450.00         1            610.96       65,425.36      85.0
325-01    32501     801022229   FLYNN LINDA JEAN                 128,700.00         1          1,070.47      128,700.00      90.0
325-01    32503     801022559   GIBSON-BEY JAMES AARON            41,250.00         1            388.94       41,234.89      75.0
325-01    32501     801024878   MURIN ROBERT J                   117,000.00         1            973.15      116,940.91      90.0
325-01    32501     801027095   GAYLOCK ANNETT                   140,250.00         1          1,153.80      140,250.00      85.0
325-01    32503     801029463   HOBSON FLORINE                    61,200.00         1            559.82       61,200.00      88.6
325-01    32501     801030420   WILLIAMS DAVID J                  58,500.00         1            529.66       58,500.00      90.0
325-01    32501     801033820   MASON R DOUGLAS                   72,250.00         1            594.39       72,250.00      85.0
325-01    32503     801034091   CRISPELL MARY H                   72,250.00         1            627.39       72,217.17      85.0
325-01    32501     801036492   BLAIR RAYMOND J                   40,000.00         1            362.17       39,980.83      80.0
325-01    32505     801036500   KING DIANE                       171,000.00         1          1,564.20      171,000.00      89.1
325-01    32501     801036989   BARTUS GEORGE E                  132,400.00         1          1,248.39      132,400.00      80.0
325-01    32505     801037300   YABLONSKY VASILY                 109,500.00         1          1,126.33      109,500.00      77.1
325-01    32505     801037938   JAMES RODNEY                     223,875.00         1          2,047.87      223,875.00      90.0
325-01    32501     801038001   CAVALCANTE ELLEN                 116,450.00         1          1,131.03      116,410.69      85.0
325-01    32501     801039298   HOBBS ROBERT                      76,500.00         1            657.26       76,428.31      90.0
325-01    32503     801041419   WILLIAMS FRANK D                 162,000.00         1          1,421.67      161,928.33      86.6
325-01    32503     801044579   CALLISON DOUGLAS E                64,800.00         1            586.70       64,773.55      90.0
325-01    32501     801044595   ALTMANN KENNETH P                170,000.00         1          1,618.95      170,000.00      85.0
325-01    32501     801045907   NEVILLE HENRY WALLACE            112,464.00         1          1,028.75      112,419.31      90.0
325-01    32501     801046400   CONCUSKY RAYMOND                  36,445.00         1            299.83       36,445.00      80.9
325-01    32501     801046756   ROGERS KATHRYN                    98,600.00         1            874.41       98,514.70      85.0
325-01    32501     801047093   KARSON THERESA M                  55,800.00         1            464.12       55,800.00      90.0
325-01    32501     801047440   HAYMAN YAMINA                     36,125.00         1            340.62       36,054.63      85.0
325-01    32501     801047713   RUSSO JOSEPH                     125,800.00         1          1,127.29      125,694.05      85.0
325-01    32505     801053281   BAPTISTE JEAN FRITZ JEAN         118,800.00         1            988.12      118,740.01      90.0
325-01    32503     801053877   TANNER ALICE L                    84,915.00         1            792.67       84,915.00      85.0
325-01    32501     801054453   MCCURDY DALE A                   116,000.00         1          1,007.29      115,947.29      89.9
325-01    32503     801054487   JACKSON KAREN A                   51,300.00         1            469.27       51,279.61      90.0
325-01    32505     801054743   ALVAREZ MARIA                    102,000.00         1          1,049.18      101,970.82      85.0
325-01    32505     801055120   PHILLIPS TIMOTHY E               144,000.00         1          1,184.66      144,000.00      88.8
325-01    32501     801055187   VARGASON THAYNE E                 75,000.00         1            603.47       74,959.03      60.4
325-01    32505     801056425   WADE TASIA J                     170,000.00         1          1,539.19      169,930.60      85.0

                                                                 Next       Current        Property
                                                              Adjustment    Mortgage       Value at       Owner
Pool ID   Sale ID   Account           Name                       Date         Rate        Origination    Occupied
-----------------------------------------------------------------------------------------------------------------
325-01    32504     800581886   RUTOWSKI MARK S                04/01/00      10.625        200,000.00       Y
325-01    32503     800789414   STORM FRANK D                  07/01/00      11.000         39,500.00       Y
325-01    32503     800876443   SAN LORENZO FRANK              07/01/00      10.375         46,500.00       Y
325-01    32503     800892549   CONNELL JAMES P                08/01/00      10.500         87,100.00       Y
325-01    32503     800903973   LOUISSAINT MARYSE              07/01/00      10.750        200,000.00       Y
325-01    32503     800929564   WAGNER JAMES G JR              09/01/00       9.125         90,000.00       Y
325-01    32501     800935488   SCHUBERT IRENE C               10/01/00      10.250         51,000.00       Y
325-01    32503     800954687   PETUSH TROY M                  10/01/00      10.250         86,000.00       Y
325-01    32501     800968349   D'AGNILLO ANNE                 10/01/00      10.000         32,500.00       Y
325-01    32501     800971863   TERWILLIGER WILLIAM R          10/01/00      10.500        115,000.00       Y
325-01    32501     800979635   PALMATIER BRIAN                10/01/00       9.125         64,000.00       Y
325-01    32501     800981870   WALKER LAWRENCE D              10/01/00      10.375        102,600.00       Y
325-01    32503     800986325   LEITZEL STACEY A               09/01/00       9.000         68,000.00       Y
325-01    32501     800989196   FREEMAN PETER W                10/01/00       9.125        157,000.00       Y
325-01    32501     800989584   MACE EARL R                    09/01/00       9.375         70,000.00       Y
325-01    32501     800997892   SMITH JOHN MICHAEL             11/01/00       9.625        137,000.00       Y
325-01    32505     801002916   DIBENEDETTO MICHELLE           10/01/00      10.375        209,500.00       Y
325-01    32502     801006073   CIEPLINSKI TAMI J              10/01/00      11.000         79,000.00       Y
325-01    32505     801009648   FRAZIER DONALD A               10/01/00      11.000         88,000.00       Y
325-01    32505     801011123   LUTES JUDITH M                 11/01/00      12.750        127,000.00       Y
325-01    32501     801012816   MCNEAL NORMAN M                10/01/00       9.875         57,000.00       Y
325-01    32505     801015017   LOVE TINA M                    10/01/00      10.750         79,900.00       Y
325-01    32501     801015900   ESTRADA JOSE ANGEL             10/01/00      10.000        106,000.00       Y
325-01    32501     801018219   BRICKER TED W                  08/01/00       9.375        228,000.00       Y
325-01    32501     801019951   PRATER MICHAEL SR              09/01/00      10.750         77,000.00       Y
325-01    32501     801022229   FLYNN LINDA JEAN               10/01/00       9.375        143,000.00       Y
325-01    32503     801022559   GIBSON-BEY JAMES AARON         09/01/00      10.875         55,000.00       Y
325-01    32501     801024878   MURIN ROBERT J                 09/01/00       9.375        130,000.00       Y
325-01    32501     801027095   GAYLOCK ANNETT                 10/01/00       9.250        165,000.00       Y
325-01    32503     801029463   HOBSON FLORINE                 10/01/00      10.500         69,000.00       Y
325-01    32501     801030420   WILLIAMS DAVID J               10/01/00      10.375         65,000.00       Y
325-01    32501     801033820   MASON R DOUGLAS                10/01/00       9.250         85,000.00       Y
325-01    32503     801034091   CRISPELL MARY H                09/01/00       9.875         85,000.00       Y
325-01    32501     801036492   BLAIR RAYMOND J                09/01/00      10.375         50,000.00       Y
325-01    32505     801036500   KING DIANE                     10/01/00      10.500        192,000.00       Y
325-01    32501     801036989   BARTUS GEORGE E                10/01/00      10.875        165,500.00       Y
325-01    32505     801037300   YABLONSKY VASILY               10/01/00      12.000        142,000.00       Y
325-01    32505     801037938   JAMES RODNEY                   10/01/00      10.500        248,750.00       Y
325-01    32501     801038001   CAVALCANTE ELLEN               09/01/00      11.250        137,000.00       Y
325-01    32501     801039298   HOBBS ROBERT                   09/01/00       9.750         85,000.00       Y
325-01    32503     801041419   WILLIAMS FRANK D               09/01/00      10.000        187,000.00       Y
325-01    32503     801044579   CALLISON DOUGLAS E             10/01/00      10.375         72,000.00       Y
325-01    32501     801044595   ALTMANN KENNETH P              10/01/00      11.000        200,000.00       Y
325-01    32501     801045907   NEVILLE HENRY WALLACE          10/01/00      10.500        124,960.00       Y
325-01    32501     801046400   CONCUSKY RAYMOND               10/01/00       9.250         45,000.00       Y
325-01    32501     801046756   ROGERS KATHRYN                 04/01/99      10.125        116,000.00       Y
325-01    32501     801047093   KARSON THERESA M               10/01/00       9.375         62,000.00       Y
325-01    32501     801047440   HAYMAN YAMINA                  09/01/00      10.875         42,500.00       Y
325-01    32501     801047713   RUSSO JOSEPH                   09/01/00      10.250        148,000.00       Y
325-01    32505     801053281   BAPTISTE JEAN FRITZ JEAN       10/01/00       9.375        132,000.00       Y
325-01    32503     801053877   TANNER ALICE L                 10/01/00      10.750         99,900.00       Y
325-01    32501     801054453   MCCURDY DALE A                 10/01/00       9.875        129,000.00       Y
325-01    32503     801054487   JACKSON KAREN A                09/01/00      10.500         57,000.00       Y
325-01    32505     801054743   ALVAREZ MARIA                  09/01/00      12.000        120,000.00       Y
325-01    32505     801055120   PHILLIPS TIMOTHY E             10/01/00       9.250        162,000.00       Y
325-01    32501     801055187   VARGASON THAYNE E              09/01/00       9.000        124,000.00       Y
325-01    32505     801056425   WADE TASIA J                   09/01/00      10.375        200,000.00       Y

ALLIANCE FUNDING                                                PAGE 2  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE B - GROUP 2, SUB-POOL III
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                 Principal       Type of      Scheduled     Cut-off Date   Original
                                                                 Balance at     Mortgaged      Payment        Principal       LTV
Pool ID   Sale ID   Account           Name                      Origination      Property     Int & Prin       Balance       Ratio
-----------------------------------------------------------------------------------------------------------------------------------
325-01    32503     801056805   DIAZ RICARDO                      45,270.00         1            426.85       45,253.41      80.9
325-01    32505     801058942   FULLER SYLVIA L                  155,000.00         1          1,331.69      155,000.00      89.5
325-01    32502     801059114   KORTRIGHT EDWARD L               133,650.00         1          1,075.38      133,650.00      90.0
325-01    32501     801059551   SMITH MICHAEL J                   91,800.00         1            780.29       91,800.00      90.0
325-01    32501     801060666   LATOSKI CATHERINE                 36,364.00         1            339.46       36,364.00      80.9
325-01    32501     801060906   SMART HUBERT                     203,150.00         1          1,915.48      203,075.57      85.0
325-01    32501     801061532   CRAKE KENNETH                     78,400.00         1            644.98       78,359.35      80.0
325-01    32505     801062084   GREENE BRADLEY H                  88,800.00         1            828.93       88,800.00      80.0
325-01    32503     801062878   SIMS LONG ROSALIND                28,800.00         1            247.44       28,786.56      90.0
325-01    32501     801063777   MILLER JOHN A                    108,000.00         1          1,142.17      108,000.00      80.0
325-01    32501     801064148   MARTIN RONALD D                   65,250.00         1            590.78       65,250.00      75.0
325-01    32501     801067422   BALINT ROBERT                     68,800.00         1            566.01       68,728.37      80.0
325-01    32501     801067687   CASEY JOSEPH                     121,500.00         1          1,043.87      121,386.18      75.0
325-01    32505     801067950   TARKINGTON HOWARD G               92,000.00         1            937.49       92,000.00      80.0
325-01    32501     801068222   SWINEHART LARRY L                101,515.00         1            825.96      101,360.98      70.9
325-01    32505     801069634   DUNN TOBY A                       85,500.00         1            782.10       85,500.00      90.0
325-01    32505     801070178   HARTMANN FRANK                   110,500.00         1          1,104.82      110,430.97      85.0
325-01    32505     801071119   BROWN DERRICK                     58,310.00         1            571.88       58,310.00      85.0
325-01    32502     801071705   RUNCO JOHN A                      40,071.00         1            374.06       40,071.34      85.9
325-01    32501     801073578   CALO SANDRA R                    108,500.00         1          1,084.83      108,500.00      64.9
325-01    32501     801073974   FRASER RICHARD A                 176,250.00         1          1,482.01      176,163.30      75.0
325-01    32503     801074550   QUINTANILLA NICHOLAS J            74,200.00         1            630.69       74,200.00      89.9
325-01    32501     801074758   SEAGO TAMATHA J                   54,000.00         1            458.99       54,000.00      90.0
325-01    32501     801074980   QUIGGLE TYLER M                   52,000.00         1            418.40       52,000.00      80.0
325-01    32501     801077132   INCANNO FRANCESCO                128,700.00         1          1,129.44      128,643.06      90.0
325-01    32501     801077363   WATWOOD STEPHEN F                184,000.00         1          1,547.17      184,000.00      80.0
325-01    32503     801078767   MASON THOMAS                      63,000.00         1            535.49       63,000.00      90.0
325-01    32502     801079088   EVANS JESSE L                    102,000.00         1            923.52      102,000.00      84.2
325-01    32505     801079203   DRUTHEROSKY JOSEPH J              66,690.00         1            591.42       66,690.00      90.0
325-01    32501     801082934   KNIGHT RONALD                    103,000.00         1            875.49      102,950.67      85.8
325-01    32505     801082983   MORRIAR SIGMUND M                126,000.00         1          1,152.57      126,000.00      90.0
325-01    32501     801084278   RICKERT BRIAN W                  102,400.00         1            889.19      102,353.48      80.0
325-01    32505     801085036   CLARY DELTONIA M                  42,400.00         1            415.84       42,400.00      80.0
325-01    32501     801085945   LESTER SAKINAH                    42,500.00         1            372.97       42,500.00      85.0
325-01    32501     801086885   SMITH WILLIAM E                   87,900.00         1            820.53       87,866.91      79.9
325-01    32501     801087065   CHANG PAMELA V                   120,700.00         1          1,081.59      120,700.00      85.0
325-01    32501     801089459   HERNANDEZ VICTOR                  86,000.00         1            802.79       86,000.00      80.0
325-01    32501     801090135   SLIFKIN HOWARD L                  93,500.00         1            769.21       93,500.00      85.0
325-01    32503     801090671   JACKSON DANNY                     53,500.00         1            494.39       53,458.43      84.9
325-01    32501     801091422   BACKUS BRENDA                     88,825.00         1            771.31       88,825.00      85.0
325-01    32505     801093865   SEELEY KARALYNE                  180,000.00         1          1,563.03      180,000.00      58.8
325-01    32501     801094954   BRADFORD JEFFERY W                74,800.00         1            656.43       74,800.00      85.0
325-01    32503     801094970   FIFFIK RHONDA J                   41,400.00         1            351.90       41,400.00      90.0
325-01    32501     801096298   BOLDEN ROBERT L                   80,000.00         1            694.68       79,963.65      80.0
325-01    32501     801096421   PIERRE YVENS                     134,000.00         1          1,163.59      134,000.00      89.9
325-01    32501     801097510   STEARN KYLIE J                   112,500.00         1            956.24      112,500.00      90.0
325-01    32503     801098039   LAMAR LAURA M                     42,500.00         1            353.49       42,500.00      85.0
325-01    32503     801100884   GUEST WALTER L                    52,125.00         1            419.41       52,096.53      75.0
325-01    32501     801101056   KUMMERER JASON B                  79,200.00         1            658.75       79,160.00      90.0
325-01    32503     801101478   PALMER PAUL J                     68,000.00         1            559.42       67,964.75      80.0
325-01    32501     801101643   FICCA VINCENT DALE                46,900.00         1            429.01       46,900.00      70.0
325-01    32503     801101932   JANN CHERYL J                     63,700.00         1            524.05       63,666.97      84.9
325-01    32501     801102534   VIOLA CHARLENE M                 154,700.00         1          1,444.10      154,700.00      85.0
325-01    32501     801104266   CERAS GUSTAV                      65,000.00         1            570.42       64,971.25      35.1
325-01    32503     801104621   PAGAN ADA L                       27,115.00         1            242.98       27,115.00      85.0
325-01    32505     801105248   MAYLE CRAIG M                     48,000.00         1            530.98       48,000.00      80.0
325-01    32501     801105412   MULTANI MOHAN SINGH               84,000.00         1            737.16       83,962.84      80.0

                                                                 Next       Current        Property
                                                              Adjustment    Mortgage       Value at       Owner
Pool ID   Sale ID   Account           Name                       Date         Rate        Origination    Occupied
-----------------------------------------------------------------------------------------------------------------
325-01    32503     801056805   DIAZ RICARDO                   09/01/00      10.875         55,900.00       Y
325-01    32505     801058942   FULLER SYLVIA L                10/01/00       9.750        173,000.00       Y
325-01    32502     801059114   KORTRIGHT EDWARD L             10/01/00       9.000        148,500.00       Y
325-01    32501     801059551   SMITH MICHAEL J                11/01/00       9.625        102,000.00       Y
325-01    32501     801060666   LATOSKI CATHERINE              10/01/00      10.750         44,900.00       Y
325-01    32501     801060906   SMART HUBERT                   09/01/00      10.875        239,000.00       Y
325-01    32501     801061532   CRAKE KENNETH                  10/01/00       9.250         98,000.00       Y
325-01    32505     801062084   GREENE BRADLEY H               11/01/00      10.750        111,000.00       Y
325-01    32503     801062878   SIMS LONG ROSALIND             09/01/00       9.750         32,000.00       Y
325-01    32501     801063777   MILLER JOHN A                  10/01/00      12.375        135,000.00       Y
325-01    32501     801064148   MARTIN RONALD D                11/01/00      10.375         87,000.00       Y
325-01    32501     801067422   BALINT ROBERT                  09/01/00       9.250         86,000.00       Y
325-01    32501     801067687   CASEY JOSEPH                   09/01/00       9.750        162,000.00       Y
325-01    32505     801067950   TARKINGTON HOWARD G            04/01/99      11.875        115,000.00       Y
325-01    32501     801068222   SWINEHART LARRY L              09/01/00       9.125        143,000.00       Y
325-01    32505     801069634   DUNN TOBY A                    10/01/00      10.500         95,000.00       Y
325-01    32505     801070178   HARTMANN FRANK                 11/01/00      11.625        130,000.00       Y
325-01    32505     801071119   BROWN DERRICK                  11/01/00      11.375         68,600.00       Y
325-01    32502     801071705   RUNCO JOHN A                   11/01/00      10.750         46,600.00       Y
325-01    32501     801073578   CALO SANDRA R                  10/01/00      11.625        167,000.00       Y
325-01    32501     801073974   FRASER RICHARD A               09/01/00       9.500        235,000.00       Y
325-01    32503     801074550   QUINTANILLA NICHOLAS J         10/01/00       9.625         82,500.00       Y
325-01    32501     801074758   SEAGO TAMATHA J                11/01/00       9.625         60,000.00       Y
325-01    32501     801074980   QUIGGLE TYLER M                11/01/00       9.000         65,000.00       Y
325-01    32501     801077132   INCANNO FRANCESCO              09/01/00      10.000        143,000.00       Y
325-01    32501     801077363   WATWOOD STEPHEN F              11/01/00       9.500        230,000.00       Y
325-01    32503     801078767   MASON THOMAS                   10/01/00       9.625         70,000.00       Y
325-01    32502     801079088   EVANS JESSE L                  11/01/00      10.375        121,000.00       Y
325-01    32505     801079203   DRUTHEROSKY JOSEPH J           10/01/00      10.125         74,100.00       Y
325-01    32501     801082934   KNIGHT RONALD                  09/01/00       9.625        120,000.00       Y
325-01    32505     801082983   MORRIAR SIGMUND M              11/01/00      10.500        140,000.00       Y
325-01    32501     801084278   RICKERT BRIAN W                10/01/00       9.875        128,000.00       Y
325-01    32505     801085036   CLARY DELTONIA M               11/01/00      11.375         53,000.00       Y
325-01    32501     801085945   LESTER SAKINAH                 11/01/00      10.000         50,000.00       Y
325-01    32501     801086885   SMITH WILLIAM E                10/01/00      10.750        109,900.00       Y
325-01    32501     801087065   CHANG PAMELA V                 11/01/00      10.250        142,000.00       Y
325-01    32501     801089459   HERNANDEZ VICTOR               11/01/00      10.750        107,500.00       Y
325-01    32501     801090135   SLIFKIN HOWARD L               10/01/00       9.250        110,000.00       Y
325-01    32503     801090671   JACKSON DANNY                  10/01/00      10.625         63,000.00       Y
325-01    32501     801091422   BACKUS BRENDA                  11/01/00       9.875        104,500.00       Y
325-01    32505     801093865   SEELEY KARALYNE                11/01/00       9.875        306,000.00       Y
325-01    32501     801094954   BRADFORD JEFFERY W             10/01/00      10.000         88,000.00       Y
325-01    32503     801094970   FIFFIK RHONDA J                10/01/00       9.625         46,000.00       Y
325-01    32501     801096298   BOLDEN ROBERT L                10/01/00       9.875        100,000.00       Y
325-01    32501     801096421   PIERRE YVENS                   10/01/00       9.875        149,000.00       Y
325-01    32501     801097510   STEARN KYLIE J                 11/01/00       9.625        125,000.00       Y
325-01    32503     801098039   LAMAR LAURA M                  10/01/00       9.375         50,000.00       Y
325-01    32503     801100884   GUEST WALTER L                 10/01/00       9.000         69,500.00       Y
325-01    32501     801101056   KUMMERER JASON B               10/01/00       9.375         88,000.00       Y
325-01    32503     801101478   PALMER PAUL J                  09/01/00       9.250         85,000.00       Y
325-01    32501     801101643   FICCA VINCENT DALE             11/01/00      10.500         67,000.00       Y
325-01    32503     801101932   JANN CHERYL J                  09/01/00       9.250         75,000.00       Y
325-01    32501     801102534   VIOLA CHARLENE M               10/01/00      10.750        182,000.00       Y
325-01    32501     801104266   CERAS GUSTAV                   10/01/00      10.000        185,000.00       Y
325-01    32503     801104621   PAGAN ADA L                    10/01/00      10.250         31,900.00       Y
325-01    32505     801105248   MAYLE CRAIG M                  11/01/00      13.000         60,000.00       Y
325-01    32501     801105412   MULTANI MOHAN SINGH            10/01/00      10.000        105,000.00       Y

ALLIANCE FUNDING                                                PAGE 3  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE B - GROUP 2, SUB-POOL III
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                  Principal       Type of      Scheduled     Cut-off Date   Original
                                                                  Balance at     Mortgaged      Payment        Principal       LTV
Pool ID  Sale ID     Account           Name                      Origination      Property     Int & Prin       Balance       Ratio
------------------------------------------------------------------------------------------------------------------------------------
325-01   32503       801106857   AL-HUMASI NASSER                  16,000.00         1            138.94       16,000.00      80.0
325-01   32502       801107590   MENCHACA JACQUELINE               99,900.00         1            913.82       99,860.31      90.0
325-01   32501       801108556   BIFULCO VINCENZO                 120,800.00         1          1,139.01      120,800.00      80.0
325-01   32501       801108572   KEATING FRANCIS E                 42,400.00         1            311.12       42,400.00      80.0
325-01   32501       801108887   GOMEZ SANDRA Y                    87,660.00         1            801.86       87,625.17      90.0
325-01   32501       801108911   FUETTE HOLLY                     144,500.00         1          1,308.31      144,500.00      85.0
325-01   32501       801109315   PAVELSKI MICHAEL M                25,500.00         1            240.44       25,500.00      85.0
325-01   32505       801109331   FORSMAN MARGARET D               135,100.00         1          1,111.43      135,100.00      70.0
325-01   32501       801113218   HENSLEY DAVID M                   59,500.00         1            522.15       59,500.00      85.0
325-01   32503       801113523   VILLANUEVA JESSE J                83,700.00         1            681.01       83,700.00      90.0
325-01   32501       801114588   OBLIGACION LEYNARD E             157,650.00         1          1,531.19      157,650.00      85.2
325-01   32501       801115320   APP ROBERT G                     127,200.00         1          1,271.80      127,200.00      80.0
325-01   32501       801115494   HARRIS TIMOTHY S                  87,750.00         1            761.98       87,750.00      65.0
325-01   32501       801115536   HUHN MARJORIE                    128,000.00         1          1,006.98      128,000.00      79.0
325-01   32501       801116302   BARNETT DAVE                      49,500.00         1            411.72       49,449.80      90.0
325-01   32502       801117755   BROWN JAMES W                     34,200.00         1            312.85       34,200.00      90.0
325-01   32501       801117912   WILL CAROL A                     110,000.00         1            955.19      110,000.00      71.8
325-01   32501       801118316   TOMA LILLIAN                      36,000.00         1            329.31       36,000.00      90.0
325-01   32501       801118480   WILLIAMS DERRICK                 109,500.00         1            920.74      109,446.14      75.0
325-01   32501       801118639   WESTFALL MITCHELL R               32,000.00         1            295.71       32,000.00      80.0
325-01   32501       801119538   BABB CAROLYN L                    43,350.00         1            368.47       43,350.00      81.7
325-01   32503       801119686   PERKINS TIMOTHY W                 64,600.00         1            578.88       64,600.00      85.0
325-01   32503       801119876   PARDO GERMAN                      58,500.00         1            449.81       58,500.00      75.0
325-01   32503       801120247   HAZELTON BARBARA                  49,725.00         1            413.59       49,725.00      75.0
325-01   32501       801121476   MELVILLE RICKEY G                 38,800.00         1            354.92       38,800.00      80.0
325-01   32503       801121815   SCALES DAVID L                    43,200.00         1            351.49       43,177.01      90.0
325-01   32505       801122292   RICHEY CHARLES L                  93,500.00         1            727.23       93,500.00      85.0
325-01   32501       801122458   TUGGLE IRVING E                   47,700.00         1            396.74       47,700.00      90.0
325-01   32503       801123126   GASSICK IRIS                      60,000.00         1            565.73       59,933.46      65.9
325-01   32501       801123712   BAXTER SANDRA C                  108,000.00         1            917.99      108,000.00      90.0
325-01   32501       801124025   BARTOLI NICOLE                    60,000.00         1            493.61       60,000.00      65.9
325-01   32503       801125188   CARSON RICHARD W                  49,600.00         1            417.06       49,600.00      80.0
325-01   32503       801125873   ARTHUR MARSHA A                   47,600.00         1            439.87       47,600.00      85.0
325-01   32505       801126210   PETRONE PATRICK F                 45,050.00         1            378.80       45,050.00      85.0
325-01   32501       801126251   EINSIG BARRY C                    93,000.00         1            833.37       93,000.00      84.9
325-01   32501       801126269   CLARK MILTON                      63,070.00         1            565.17       63,070.00      85.0
325-01   32501       801126780   MARTIN ROBERT                    112,500.00         1            935.72      112,443.19      90.0
325-01   32501       801127259   BAILEY BERNICE C                  54,825.00         1            476.07       54,825.00      85.0
325-01   32505       801128141   FUNKHOUSER WAYNE F                72,000.00         1            768.43       72,000.00      47.0
325-01   32502       801128703   HALL RANDY A.                     72,900.00         1            593.14       72,900.00      90.0
325-01   32501       801129073   MONAGLE JOAN M                    59,500.00         1            538.72       59,500.00      85.0
325-01   32501       801129388   AUSTIN DAVID T                    47,294.00         1            415.04       47,294.00      85.9
325-01   32503       801129750   BOYLE MARSHA D                   130,500.00         1          1,061.79      130,500.00      90.0
325-01   32503       801129842   KREISER MICHAEL J                 88,500.00         1            720.06       88,500.00      75.0
325-01   32503       801130345   PALMORE VICKIE                    63,000.00         1            535.49       63,000.00      90.0
325-01   32505       801130600   TEAL THOMAS L                    135,000.00         1          1,272.90      135,000.00      83.5
325-01   32501       801131145   MAHAN WILLIAM F JR               160,000.00         1          1,599.74      160,000.00      66.9
325-01   32501       801131400   ESDALE BRUCE P                   152,100.00         1          1,223.83      152,100.00      90.0
325-01   32501       801131772   HILLIS E CHAD                    119,920.00         1          1,041.32      119,920.00      80.0
325-01   32501       801131848   SUH JUNG KIE                      55,000.00         1            497.97       55,000.00      61.1
325-01   32503       801132226   HOOPER MICHAEL                   118,150.00         1          1,069.74      118,101.77      85.0
325-01   32503       801132408   HARRIS GREGORY                    68,000.00         1            609.35       67,971.48      85.0
325-01   32501       801132853   MEDBURY BRIAN J                  117,000.00         1            951.95      117,000.00      90.0
325-01   32503/23903 801133356   IMAMURA MITCHELL                  61,200.00         1            520.19       61,200.00      90.0
325-01   32501       801133877   PALLOZZI THOMAS A                128,000.00         1          1,279.79      128,000.00      80.0
325-01   32501       801134024   WALKOWIAK JEFFREY P               22,590.00         1            206.64       22,581.02      90.0
325-01   32501       801134479   TROMBLEY ELDRIDGE F               60,750.00         1            516.37       60,750.00      90.0

                                                                 Next       Current        Property
                                                              Adjustment    Mortgage       Value at       Owner
Pool ID  Sale ID     Account           Name                      Date         Rate        Origination    Occupied
------------------------------------------------------------------------------------------------------------------
325-01   32503       801106857   AL-HUMASI NASSER               10/01/00       9.875         20,000.00       Y
325-01   32502       801107590   MENCHACA JACQUELINE            09/01/00      10.500        111,000.00       Y
325-01   32501       801108556   BIFULCO VINCENZO               11/01/00      10.875        151,000.00       Y
325-01   32501       801108572   KEATING FRANCIS E              11/01/00       8.000         53,000.00       Y
325-01   32501       801108887   GOMEZ SANDRA Y                 09/01/00      10.500         97,400.00       Y
325-01   32501       801108911   FUETTE HOLLY                   10/01/00      10.375        170,000.00       Y
325-01   32501       801109315   PAVELSKI MICHAEL M             10/01/00      10.875         30,000.00       Y
325-01   32505       801109331   FORSMAN MARGARET D             11/01/00       9.250        193,000.00       Y
325-01   32501       801113218   HENSLEY DAVID M                10/01/00      10.000         70,000.00       Y
325-01   32503       801113523   VILLANUEVA JESSE J             10/01/00       9.125         93,000.00       Y
325-01   32501       801114588   OBLIGACION LEYNARD E           10/01/00      11.250        185,000.00       Y
325-01   32501       801115320   APP ROBERT G                   10/01/00      11.625        159,000.00       Y
325-01   32501       801115494   HARRIS TIMOTHY S               11/01/00       9.875        135,000.00       Y
325-01   32501       801115536   HUHN MARJORIE                  11/01/00       8.750        162,000.00       Y
325-01   32501       801116302   BARNETT DAVE                   11/01/00       9.375         55,000.00       Y
325-01   32502       801117755   BROWN JAMES W                  10/01/00      10.500         38,000.00       Y
325-01   32501       801117912   WILL CAROL A                   10/01/00       9.875        153,000.00       Y
325-01   32501       801118316   TOMA LILLIAN                   10/01/00      10.500         40,000.00       Y
325-01   32501       801118480   WILLIAMS DERRICK               10/01/00       9.500        146,000.00       Y
325-01   32501       801118639   WESTFALL MITCHELL R            10/01/00      10.625         40,000.00       Y
325-01   32501       801119538   BABB CAROLYN L                 11/01/00       9.625         53,000.00       Y
325-01   32503       801119686   PERKINS TIMOTHY W              10/01/00      10.250         76,000.00       Y
325-01   32503       801119876   PARDO GERMAN                   04/01/99       8.500         78,000.00       Y
325-01   32503       801120247   HAZELTON BARBARA               10/01/00       9.375         66,300.00       N
325-01   32501       801121476   MELVILLE RICKEY G              11/01/00      10.500         48,500.00       Y
325-01   32503       801121815   SCALES DAVID L                 10/01/00       9.125         48,000.00       Y
325-01   32505       801122292   RICHEY CHARLES L               11/01/00       8.625        110,000.00       Y
325-01   32501       801122458   TUGGLE IRVING E                11/01/00       9.375         53,000.00       Y
325-01   32503       801123126   GASSICK IRIS                   07/01/00      10.875         91,000.00       N
325-01   32501       801123712   BAXTER SANDRA C                11/01/00       9.625        120,000.00       Y
325-01   32501       801124025   BARTOLI NICOLE                 10/01/00       9.250         91,000.00       Y
325-01   32503       801125188   CARSON RICHARD W               04/01/99       9.500         62,000.00       N
325-01   32503       801125873   ARTHUR MARSHA A                10/01/00      10.625         56,000.00       Y
325-01   32505       801126210   PETRONE PATRICK F              12/01/00       9.500         53,000.00       Y
325-01   32501       801126251   EINSIG BARRY C                 11/01/00      10.250        109,500.00       Y
325-01   32501       801126269   CLARK MILTON                   11/01/00      10.250         74,200.00       Y
325-01   32501       801126780   MARTIN ROBERT                  10/01/00       9.375        125,000.00       Y
325-01   32501       801127259   BAILEY BERNICE C               10/01/00       9.875         64,500.00       Y
325-01   32505       801128141   FUNKHOUSER WAYNE F             11/01/00      12.500        153,000.00       Y
325-01   32502       801128703   HALL RANDY A.                  11/01/00       9.125         81,000.00       Y
325-01   32501       801129073   MONAGLE JOAN M                 11/01/00      10.375         70,000.00       Y
325-01   32501       801129388   AUSTIN DAVID T                 11/01/00      10.000         55,000.00       Y
325-01   32503       801129750   BOYLE MARSHA D                 10/01/00       9.125        145,000.00       Y
325-01   32503       801129842   KREISER MICHAEL J              10/01/00       9.125        118,000.00       N
325-01   32503       801130345   PALMORE VICKIE                 10/01/00       9.625         70,000.00       Y
325-01   32505       801130600   TEAL THOMAS L                  05/01/99      10.875        161,500.00       Y
325-01   32501       801131145   MAHAN WILLIAM F JR             10/01/00      11.625        239,000.00       Y
325-01   32501       801131400   ESDALE BRUCE P                 10/01/00       9.000        169,000.00       Y
325-01   32501       801131772   HILLIS E CHAD                  10/01/00       9.875        149,900.00       Y
325-01   32501       801131848   SUH JUNG KIE                   10/01/00      10.375         89,900.00       Y
325-01   32503       801132226   HOOPER MICHAEL                 10/01/00      10.375        139,000.00       Y
325-01   32503       801132408   HARRIS GREGORY                 10/01/00      10.250         80,000.00       Y
325-01   32501       801132853   MEDBURY BRIAN J                11/01/00       9.125        130,000.00       Y
325-01   32503/23903 801133356   IMAMURA MITCHELL               10/01/00       9.625         68,000.00       Y
325-01   32501       801133877   PALLOZZI THOMAS A              11/01/00      11.625        160,000.00       Y
325-01   32501       801134024   WALKOWIAK JEFFREY P            10/01/00      10.500         25,100.00       Y
325-01   32501       801134479   TROMBLEY ELDRIDGE F            11/01/00       9.625         67,500.00       Y

ALLIANCE FUNDING                                                PAGE 4  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE B - GROUP 2, SUB-POOL III
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                 Principal       Type of      Scheduled     Cut-off Date   Original
                                                                 Balance at     Mortgaged      Payment        Principal       LTV
Pool ID   Sale ID   Account           Name                      Origination      Property     Int & Prin       Balance       Ratio
-----------------------------------------------------------------------------------------------------------------------------------
325-01    32503     801134636   LE HOA T                          76,500.00         1            636.29       76,500.00      85.0
325-01    32501     801135096   ELLISON ANNIE M                   54,400.00         1            472.38       54,400.00      75.5
325-01    32501     801135351   KRESSLER HOWARD L JR              61,200.00         1            509.04       61,200.00      85.0
325-01    32503     801135674   MAKIN T BRETT                    110,300.00         1            927.47      110,300.00      89.9
325-01    32503     801135690   CAUSLEY TODD                     129,600.00         1          1,234.21      129,600.00      80.0
325-01    32505     801135948   STAUB DALE L                      69,000.00         1            536.67       69,000.00      78.4
325-01    32505     801136581   ROMEO DEAN H                     100,000.00         1            849.99      100,000.00      80.0
325-01    32503     801137464   BREWER ROLLIN                    132,000.00         1          1,062.10      131,927.90      80.0
325-01    32501     801137589   NEWTON DENISE L                   79,475.00         1            682.81       79,475.00      85.0
325-01    32505     801137712   WHITE RUSSELL TODD               184,000.00         1          1,480.51      184,000.00      83.6
325-01    32501     801138207   TUCKER TODD SHIELD                74,970.00         1            637.24       74,970.00      90.0
325-01    32501     801138421   FITZGERALD TIMOTHY M             156,000.00         1          1,485.62      156,000.00      80.0
325-01    32503     801138686   CRUMP NOREEN A                    42,995.00         1            405.40       42,979.24      85.9
325-01    32501     801138819   STINE SHANE A                     53,550.00         1            479.86       53,550.00      85.0
325-01    32502     801139114   REYNOLDS-WOO DEBORAH L            49,500.00         1            425.28       49,476.91      88.3
325-01    32501     801139148   ULREY ANDREW E                   114,300.00         1          1,013.64      114,250.77      90.0
325-01    32503     801139270   ELLIS PEGGY                       40,240.00         1            334.70       40,199.20      80.0
325-01    32501     801139312   DILDY JOSEPH M                   130,500.00         1          1,193.73      130,500.00      90.0
325-01    32503     801139460   SIMON ROBERT W                    92,250.00         1            784.11       92,161.27      90.0
325-01    32503     801139767   BLACK NAKISHA N                   39,000.00         1            360.40       39,000.00      75.0
325-01    32503     801139866   PHILLIPS KEVIN                    44,100.00         1            415.81       44,067.55      84.9
325-01    32501     801139924   TIRADO JOHN M                     78,750.00         1            683.82       78,750.00      75.0
325-01    32503     801140047   PHIFER DUANE L                   155,550.00         1          1,393.88      155,550.00      85.0
325-01    32505     801140286   BARNES WILLIE                    109,800.00         1          1,035.29      109,800.00      90.0
325-01    32503     801140567   CRUZ JORGE                       102,000.00         1            923.51      101,958.36      85.0
325-01    32503     801141409   HOLLAND ANGELA TAYLOR             85,250.00         1            787.79       85,250.00      81.9
325-01    32503     801141870   KIM CHANG K                       72,200.00         1            640.29       72,137.54      77.6
325-01    32503     801141961   WALTERS WALLACE M                 30,000.00         1            260.50       30,000.00      27.2
325-01    32503     801142357   URIBE FERNANDO                   117,000.00         1          1,070.24      117,000.00      90.0
325-01    32503     801142746   HAWLEY WILLIAM                    72,000.00         1            579.33       71,960.67      80.0
325-01    32503     801143363   TAYLOR ELMA                       81,000.00         1            688.49       81,000.00      90.0
325-01    32501     801144007   CRAWFORD FELICIA                 113,940.00         1            968.48      113,940.00      90.0
325-01    32501     801144874   WILCOX NEAL                      117,300.00         1          1,117.08      117,300.00      85.0
325-01    32505     801145038   OSTLUND ALAN J                   155,900.00         1          1,514.20      155,900.00      84.9
325-01    32503     801145095   JONES JOHN O.                     68,400.00         1            581.39       68,400.00      90.0
325-01    32501     801145731   INYANGETOR PATRICK               140,250.00         1          1,269.83      140,250.00      85.0
325-01    32503     801146085   COX JOHN                          94,350.00         1            845.48       94,350.00      85.0
325-01    32505     801146770   COLE JOHN W                       59,200.00         1            620.35       59,200.00      80.0
325-01    32501     801147034   BERNSTEIN STEVEN                 105,520.00         1            985.01      105,520.00      80.0
325-01    32505     801147117   POLIS RAAD                       195,000.00         1          1,363.47      195,000.00      79.9
325-01    32501     801147497   ONEY FREDRICK L                  150,000.00         1          1,193.47      150,000.00      73.6
325-01    32503     801147661   SHUBERDA BRENDA                  105,315.00         1            963.36      105,273.15      85.0
325-01    32505     801147927   GOODWIN MEREDITH V                81,950.00         1            842.95       81,950.00      55.0
325-01    32503     801149360   STAMBAUGH SCOTT                   34,000.00         1            298.37       33,969.80      85.0
325-01    32503     801149436   SOFFE RICHARD DON                 50,000.00         1            448.05       50,000.00      69.9
325-01    32505     801150038   BLOWER JOHN                       50,000.00         1            438.79       50,000.00      76.9
325-01    32501     801150095   HILL MILTON A                     60,300.00         1            551.59       60,300.00      90.0
325-01    32503     801150640   BYRD ARTHUR R                    120,000.00         1            998.10      119,878.33      84.5
325-01    32502     801151762   MARTINEZ ERIC                    115,600.00         1          1,046.65      115,600.00      85.0
325-01    32503     801151937   SPERO EUGENE                      74,700.00         1            634.94       74,700.00      90.0
325-01    32505     801152521   GARRITY CHISTOPER M              127,500.00         1          1,238.36      127,500.00      76.1
325-01    32503     801153446   TEMPLETON LINDA J                 45,000.00         1            390.76       44,958.93      90.0
325-01    32505     801154402   BATES RONALD M                    63,200.00         1            589.96       63,200.00      80.0
325-01    32501     801154519   FITZGERALD TERICIA H             211,000.00         1          1,403.79      211,000.00      54.8
325-01    32501     801154535   SISSON MONTY W                   152,000.00         1          1,362.08      151,871.96      64.6
325-01    32505     801154584   GABLE RANDY D                     32,000.00         1            298.72       32,000.00      80.0
325-01    32505     801155722   SEMANS CHRISTINE L                75,000.00         1            550.32       75,000.00      84.2

                                                                 Next       Current        Property
                                                              Adjustment    Mortgage       Value at       Owner
Pool ID   Sale ID   Account           Name                       Date         Rate        Origination    Occupied
-----------------------------------------------------------------------------------------------------------------
325-01    32503     801134636   LE HOA T                       10/01/00       9.375         90,000.00       Y
325-01    32501     801135096   ELLISON ANNIE M                11/01/00       9.875         72,000.00       Y
325-01    32501     801135351   KRESSLER HOWARD L JR           10/01/00       9.375         72,000.00       Y
325-01    32503     801135674   MAKIN T BRETT                  10/01/00       9.500        122,600.00       Y
325-01    32503     801135690   CAUSLEY TODD                   10/01/00      11.000        162,000.00       Y
325-01    32505     801135948   STAUB DALE L                   11/01/00       8.625         88,000.00       N
325-01    32505     801136581   ROMEO DEAN H                   11/01/00       9.625        125,000.00       Y
325-01    32503     801137464   BREWER ROLLIN                  10/01/00       9.000        165,000.00       Y
325-01    32501     801137589   NEWTON DENISE L                11/01/00       9.750         93,500.00       Y
325-01    32505     801137712   WHITE RUSSELL TODD             11/01/00       9.000        220,000.00       Y
325-01    32501     801138207   TUCKER TODD SHIELD             11/01/00       9.625         83,300.00       Y
325-01    32501     801138421   FITZGERALD TIMOTHY M           05/01/99      11.000        195,000.00       Y
325-01    32503     801138686   CRUMP NOREEN A                 10/01/00      10.875         50,000.00       Y
325-01    32501     801138819   STINE SHANE A                  11/01/00      10.250         63,000.00       Y
325-01    32502     801139114   REYNOLDS-WOO DEBORAH L         10/01/00       9.750         56,000.00       Y
325-01    32501     801139148   ULREY ANDREW E                 10/01/00      10.125        127,000.00       Y
325-01    32503     801139270   ELLIS PEGGY                    10/01/00       9.375         50,300.00       N
325-01    32501     801139312   DILDY JOSEPH M                 10/01/00      10.500        145,000.00       Y
325-01    32503     801139460   SIMON ROBERT W                 09/15/00       9.625        102,500.00       Y
325-01    32503     801139767   BLACK NAKISHA N                09/25/00      10.625         52,000.00       Y
325-01    32503     801139866   PHILLIPS KEVIN                 10/01/00      10.875         51,900.00       Y
325-01    32501     801139924   TIRADO JOHN M                  11/01/00       9.875        105,000.00       Y
325-01    32503     801140047   PHIFER DUANE L                 10/01/00      10.250        183,000.00       Y
325-01    32505     801140286   BARNES WILLIE                  11/01/00      10.875        122,000.00       Y
325-01    32503     801140567   CRUZ JORGE                     10/01/00      10.375        120,000.00       Y
325-01    32503     801141409   HOLLAND ANGELA TAYLOR          10/01/00      10.625        104,000.00       Y
325-01    32503     801141870   KIM CHANG K                    09/01/00      10.125         93,000.00       Y
325-01    32503     801141961   WALTERS WALLACE M              10/01/00       9.875        110,000.00       Y
325-01    32503     801142357   URIBE FERNANDO                 10/01/00      10.500        130,000.00       Y
325-01    32503     801142746   HAWLEY WILLIAM                 10/01/00       9.000         90,000.00       Y
325-01    32503     801143363   TAYLOR ELMA                    10/01/00       9.625         90,000.00       Y
325-01    32501     801144007   CRAWFORD FELICIA               11/01/00       9.625        126,600.00       Y
325-01    32501     801144874   WILCOX NEAL                    11/01/00      11.000        138,000.00       Y
325-01    32505     801145038   OSTLUND ALAN J                 11/01/00      11.250        183,500.00       Y
325-01    32503     801145095   JONES JOHN O.                  10/01/00       9.625         76,000.00       Y
325-01    32501     801145731   INYANGETOR PATRICK             11/01/00      10.375        165,000.00       Y
325-01    32503     801146085   COX JOHN                       10/01/00      10.250        111,000.00       Y
325-01    32505     801146770   COLE JOHN W                    11/01/00      12.250         74,000.00       Y
325-01    32501     801147034   BERNSTEIN STEVEN               11/01/00      10.750        131,900.00       Y
325-01    32505     801147117   POLIS RAAD                     11/01/00       7.500        243,800.00       Y
325-01    32501     801147497   ONEY FREDRICK L                11/01/00       8.875        203,600.00       Y
325-01    32503     801147661   SHUBERDA BRENDA                10/01/00      10.500        123,900.00       Y
325-01    32505     801147927   GOODWIN MEREDITH V             10/01/00      12.000        149,000.00       Y
325-01    32503     801149360   STAMBAUGH SCOTT                10/01/00      10.000         40,000.00       Y
325-01    32503     801149436   SOFFE RICHARD DON              10/01/00      10.250         71,500.00       Y
325-01    32505     801150038   BLOWER JOHN                    11/01/00      10.000         65,000.00       Y
325-01    32501     801150095   HILL MILTON A                  10/01/00      10.500         67,000.00       Y
325-01    32503     801150640   BYRD ARTHUR R                  09/01/00       9.375        142,000.00       Y
325-01    32502     801151762   MARTINEZ ERIC                  05/01/99      10.375        136,000.00       Y
325-01    32503     801151937   SPERO EUGENE                   10/01/00       9.625         83,000.00       Y
325-01    32505     801152521   GARRITY CHISTOPER M            10/01/00      11.250        167,500.00       Y
325-01    32503     801153446   TEMPLETON LINDA J              10/01/00       9.875         50,000.00       Y
325-01    32505     801154402   BATES RONALD M                 11/01/00      10.750         79,000.00       Y
325-01    32501     801154519   FITZGERALD TERICIA H           11/01/00       7.000        385,000.00       Y
325-01    32501     801154535   SISSON MONTY W                 11/01/00      10.250        235,000.00       Y
325-01    32505     801154584   GABLE RANDY D                  11/01/00      10.750         40,000.00       Y
325-01    32505     801155722   SEMANS CHRISTINE L             11/01/00       8.000         89,000.00       Y

ALLIANCE FUNDING                                                PAGE 5  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE B - GROUP 2, SUB-POOL III
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                 Principal       Type of      Scheduled     Cut-off Date   Original
                                                                 Balance at     Mortgaged      Payment        Principal       LTV
Pool ID   Sale ID   Account           Name                      Origination      Property     Int & Prin       Balance       Ratio
-----------------------------------------------------------------------------------------------------------------------------------
325-01    32505     801155805   CIBA ROBERT A                     98,150.00         1          1,047.52       98,150.00      65.0
325-01    32503     801157165   BAUMAN JULIE ANNE                 68,000.00         1            578.00       67,934.58      85.0
325-01    32501     801157264   MCDONALD ERICK S                 153,000.00         1          1,356.84      153,000.00      85.0
325-01    32503     801157652   APPLEBY DAVID ROBERT II           71,900.00         1            630.98       71,900.00      89.9
325-01    32503     801161415   WILLARD DONALD L                  90,000.00         1            781.51       89,959.12      64.0
325-01    32505     801161670   CARR RHONDA G                     48,800.00         1            473.98       48,800.00      80.0
325-01    32501     801162736   WALSTON ANNAGJID                  60,000.00         1            560.09       60,000.00      80.0
325-01    32502     801163569   VOGELSONG ANTHONY M               65,350.00         1            525.82       65,350.00      85.9
325-01    32503     801164088   BROWN HAROLD B                   178,500.00         1          1,550.00      178,500.00      85.0
325-01    32501     801164336   STEPHENS CHARLES E                40,000.00         1            362.16       40,000.00      72.7
325-01    32501     801164609   TAMAYO SERGIO A                   85,950.00         1            786.22       85,950.00      90.0
325-01    32501     801165366   BROOM SHARRON                     68,400.00         1            581.39       68,400.00      87.6
325-01    32503     801165879   PETERSON DANIEL                   78,200.00         1            693.50       78,200.00      85.0
325-01    32505     801166026   RANGE RICKEY D                    76,925.00         1            625.89       76,925.00      85.0
325-01    32505     801166042   MCQUADE TIMOTHY B                160,000.00         1          1,301.81      160,000.00      80.0
325-01    32503     801166190   LEMMONS TERRY MICHAEL            102,240.00         1            906.69      102,195.96      90.0
325-01    32505     801166349   GRIFFIS WILLIAM A                 27,900.00         1            237.15       27,900.00      90.0
325-01    32505     801167206   MORIN BERNADETTE L                62,475.00         1            571.48       62,475.00      85.0
325-01    32501     801167305   CAIN LARRY E                     154,700.00         1          1,400.66      154,700.00      85.0
325-01    32501     801167560   LEWIS CLAUDETTE                  159,000.00         1          1,589.75      159,000.00      75.0
325-01    32505     801169103   HALES J DEAN                      93,100.00         1            851.62       93,100.00      70.0
325-01    32501     801169244   ARBON DAVID O                    225,000.00         1          2,058.16      225,000.00      90.0
325-01    32501     801170036   WILLIAMS LISA                    144,500.00         1          1,389.77      144,500.00      85.0
325-01    32503     801170309   SNOKE HAROLD                      55,200.00         1            520.48       55,200.00      80.0
325-01    32501     801170846   RIDDLING BRIDGETTE                63,750.00         1            507.22       63,750.00      75.0
325-01    32501     801171604   BASDEO ROOPNARINE                104,000.00         1            893.52      104,000.00      80.0
325-01    32503     801171810   NETO FABIO                        80,750.00         1            628.07       80,750.00      85.0
325-01    32501     801172586   ROBERSON ANDRE                    51,850.00         1            455.02       51,850.00      85.0
325-01    32503     801173238   HAFER JOHN E                      29,250.00         1            273.05       29,216.64      84.7
325-01    32501     801173626   DILLAHUNT EDWARD                 149,600.00         1          1,230.72      149,600.00      80.0
325-01    32501     801174160   STEWART DONOVAN B                107,487.00         1          1,074.70      107,453.58      85.9
325-01    32505     801174293   COCHRAN CLAUDETTE                 82,710.00         1            695.47       82,710.00      90.0
325-01    32501     801174608   VERZOLINI VINCENT R              116,900.00         1            993.64      116,900.00      89.9
325-01    32501     801174673   ALLEN SHIRLEY MOSS                51,300.00         1            417.39       51,300.00      90.0
325-01    32503     801174996   JOLIN LEO T                       73,800.00         1            600.46       73,760.73      90.0
325-01    32501     801175001   FLATNESS PAUL RICHARD            131,400.00         1          1,069.11      131,400.00      90.0
325-01    32505     801175753   LOSCHER JEFFRY L                 127,800.00         1          1,121.54      127,800.00      90.0
325-01    32501     801175985   AMONETT BARBETTA E                34,400.00         1            324.35       34,400.00      80.0
325-01    32501     801176272   BRIONES JONNI R                  113,900.00         1          1,127.95      113,826.83      85.0
325-01    32501     801177353   NORMAN RUDOLPH                   167,400.00         1          1,578.40      167,400.00      90.0
325-01    32501     801177700   JILES STEPHEN L                   96,000.00         1            772.44       96,000.00      74.4
325-01    32501     801178302   GHOLSON JAMES                    140,250.00         1          1,296.05      140,250.00      85.0
325-01    32505     801178542   GOLDING JOHN D                   128,265.00         1          1,043.61      128,265.00      85.0
325-01    32501     801178583   ERBECK EDWARD R                   61,600.00         1            580.82       61,600.00      80.0
325-01    32505     801180092   BLANKENSHIP AMY                   39,750.00         1            382.31       39,750.00      75.0
325-01    32505     801180266   FULLER GRAYLIN                    83,300.00         1            824.91       83,300.00      85.0
325-01    32501     801180803   MINTZ FRANCIS D                   68,425.00         1            581.61       68,425.00      85.0
325-01    32505     801180852   PEREZ AUDREY A                    60,300.00         1            501.54       60,300.00      90.0
325-01    32501     801181454   MILLER JOE L                      62,100.00         1            527.84       62,100.00      90.0
325-01    32501     801183336   PYSNAK BERNARD                   160,000.00         1          1,301.81      160,000.00      80.0
325-01    32501     801183583   EDWARDS SHIRLEY                   40,800.00         1            384.70       40,800.00      85.0
325-01    32505     801183666   BROOKS ANGELA                     73,600.00         1            799.81       73,600.00      80.0
325-01    32501     801184375   POND ROBERT A                     49,500.00         1            407.22       49,500.00      90.0
325-01    32505     801185349   BECKER MARIANNE NOEL             153,000.00         1          1,618.08      153,000.00      85.0
325-01    32501     801186453   ARROYAVE DIANA                    75,000.00         1            707.17       75,000.00      75.0
325-01    32503     801186503   CHIQUITO VIRGINIA                 63,650.00         1            588.19       63,625.38      84.9
325-01    32505     801186610   IDE DELINA                       109,600.00         1          1,169.71      109,600.00      80.0

                                                                 Next       Current        Property
                                                              Adjustment    Mortgage       Value at       Owner
Pool ID   Sale ID   Account           Name                       Date         Rate        Origination    Occupied
-----------------------------------------------------------------------------------------------------------------
325-01    32505     801155805   CIBA ROBERT A                  10/01/00      12.500        151,000.00       Y
325-01    32503     801157165   BAUMAN JULIE ANNE              09/01/00       9.625         80,000.00       Y
325-01    32501     801157264   MCDONALD ERICK S               10/01/00      10.125        180,000.00       Y
325-01    32503     801157652   APPLEBY DAVID ROBERT II        10/01/00      10.000         79,900.00       Y
325-01    32503     801161415   WILLARD DONALD L               10/01/00       9.875        140,500.00       Y
325-01    32505     801161670   CARR RHONDA G                  11/01/00      11.250         61,000.00       Y
325-01    32501     801162736   WALSTON ANNAGJID               11/01/00      10.750         75,000.00       Y
325-01    32502     801163569   VOGELSONG ANTHONY M            10/01/00       9.000         76,000.00       Y
325-01    32503     801164088   BROWN HAROLD B                 10/01/00       9.875        210,000.00       Y
325-01    32501     801164336   STEPHENS CHARLES E             10/01/00      10.375         55,000.00       Y
325-01    32501     801164609   TAMAYO SERGIO A                10/01/00      10.500         95,500.00       Y
325-01    32501     801165366   BROOM SHARRON                  11/01/00       9.625         78,000.00       Y
325-01    32503     801165879   PETERSON DANIEL                10/01/00      10.125         92,000.00       Y
325-01    32505     801166026   RANGE RICKEY D                 11/01/00       9.125         90,500.00       Y
325-01    32505     801166042   MCQUADE TIMOTHY B              11/01/00       9.125        200,000.00       Y
325-01    32503     801166190   LEMMONS TERRY MICHAEL          10/01/00      10.125        113,600.00       Y
325-01    32505     801166349   GRIFFIS WILLIAM A              11/02/00       9.625         31,000.00       Y
325-01    32505     801167206   MORIN BERNADETTE L             11/01/00      10.500         73,500.00       Y
325-01    32501     801167305   CAIN LARRY E                   11/01/00      10.375        182,000.00       Y
325-01    32501     801167560   LEWIS CLAUDETTE                10/01/00      11.625        212,000.00       Y
325-01    32505     801169103   HALES J DEAN                   11/01/00      10.500        133,000.00       N
325-01    32501     801169244   ARBON DAVID O                  10/01/00      10.500        250,000.00       Y
325-01    32501     801170036   WILLIAMS LISA                  11/01/00      11.125        170,000.00       Y
325-01    32503     801170309   SNOKE HAROLD                   10/01/00      10.875         69,000.00       Y
325-01    32501     801170846   RIDDLING BRIDGETTE             11/01/00       8.875         85,000.00       Y
325-01    32501     801171604   BASDEO ROOPNARINE              10/01/00       9.750        130,000.00       N
325-01    32503     801171810   NETO FABIO                     10/01/00       8.625         95,000.00       Y
325-01    32501     801172586   ROBERSON ANDRE                 11/01/00      10.000         61,000.00       Y
325-01    32503     801173238   HAFER JOHN E                   08/01/00      10.750         34,500.00       Y
325-01    32501     801173626   DILLAHUNT EDWARD               11/01/00       9.250        187,000.00       Y
325-01    32501     801174160   STEWART DONOVAN B              09/01/00      11.625        125,000.00       Y
325-01    32505     801174293   COCHRAN CLAUDETTE              11/01/00       9.500         91,900.00       Y
325-01    32501     801174608   VERZOLINI VINCENT R            10/01/00       9.625        129,900.00       Y
325-01    32501     801174673   ALLEN SHIRLEY MOSS             11/01/00       9.125         57,000.00       Y
325-01    32503     801174996   JOLIN LEO T                    10/01/00       9.125         82,000.00       Y
325-01    32501     801175001   FLATNESS PAUL RICHARD          11/01/00       9.125        146,000.00       Y
325-01    32505     801175753   LOSCHER JEFFRY L               11/01/00      10.000        142,000.00       Y
325-01    32501     801175985   AMONETT BARBETTA E             11/01/00      10.875         43,000.00       Y
325-01    32501     801176272   BRIONES JONNI R                11/01/00      11.500        134,000.00       Y
325-01    32501     801177353   NORMAN RUDOLPH                 10/01/00      10.875        186,000.00       Y
325-01    32501     801177700   JILES STEPHEN L                11/01/00       9.000        129,000.00       Y
325-01    32501     801178302   GHOLSON JAMES                  11/01/00      10.625        165,000.00       Y
325-01    32505     801178542   GOLDING JOHN D                 11/01/00       9.125        150,900.00       Y
325-01    32501     801178583   ERBECK EDWARD R                11/01/00      10.875         77,000.00       Y
325-01    32505     801180092   BLANKENSHIP AMY                11/01/00      11.125         53,000.00       Y
325-01    32505     801180266   FULLER GRAYLIN                 10/01/00      11.500         98,000.00       Y
325-01    32501     801180803   MINTZ FRANCIS D                11/01/00       9.625         80,500.00       Y
325-01    32505     801180852   PEREZ AUDREY A                 11/01/00       9.375         67,000.00       Y
325-01    32501     801181454   MILLER JOE L                   11/01/00       9.625         69,000.00       Y
325-01    32501     801183336   PYSNAK BERNARD                 11/01/00       9.125        200,000.00       Y
325-01    32501     801183583   EDWARDS SHIRLEY                11/01/00      10.875         48,000.00       Y
325-01    32505     801183666   BROOKS ANGELA                  11/01/00      12.750         92,000.00       Y
325-01    32501     801184375   POND ROBERT A                  11/01/00       9.250         55,000.00       Y
325-01    32505     801185349   BECKER MARIANNE NOEL           11/01/00      12.375        180,000.00       Y
325-01    32501     801186453   ARROYAVE DIANA                 10/01/00      10.875        100,000.00       N
325-01    32503     801186503   CHIQUITO VIRGINIA              10/01/00      10.625         74,900.00       Y
325-01    32505     801186610   IDE DELINA                     11/01/00      12.500        137,000.00       Y

ALLIANCE FUNDING                                                PAGE 6  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE B - GROUP 2, SUB-POOL III
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                 Principal       Type of      Scheduled     Cut-off Date   Original
                                                                 Balance at     Mortgaged      Payment        Principal       LTV
Pool ID   Sale ID   Account           Name                      Origination      Property     Int & Prin       Balance       Ratio
-----------------------------------------------------------------------------------------------------------------------------------
325-01    32501     801186982   HUFF J R                         106,560.00         1             974.75     106,560.00       90.0
325-01    32505     801188913   FLITTON LAWRENCE R               155,610.00         1           1,196.51     155,610.00       90.0
325-01    32501     801189283   STEVENSON MILDRED LAVERNE         51,000.00         1             428.84      51,000.00       85.0
325-01    32505     801189606   PEREZ JUAN                        74,650.00         1             682.86      74,650.00       89.9
325-01    32501     801189622   KHAN KHALID                      112,950.00         1             960.06     112,950.00       90.0
325-01    32501     801189903   BEERS RICHARD R                  200,000.00         1           1,645.35     200,000.00       65.7
325-01    32501     801191073   BALDWIN LINDA FAE                185,000.00         1           1,455.39     184,893.57       47.4
325-01    32505     801191446   GADSDEN CYNTHIA B                 45,900.00         1             411.31      45,900.00       83.6
325-01    32501     801191552   WINSTON JACQUELYN                 41,300.00         1             373.93      41,300.00       84.9
325-01    32501     801194234   HILL BELVER L                     58,800.00         1             510.59      58,800.00       75.0
325-01    32501     801194697   SANTOS NANCY C                    84,000.00         1             760.54      84,000.00       80.0
325-01    32501     801194986   CASEY ELAINE M                    15,000.00         1             128.87      15,000.00       20.5
325-01    32501     801197625   GAFFNEY VELMA PEARL               47,600.00         1             439.88      47,600.00       85.0
325-01    32501     801198110   QUEZADA JUAN C                   116,900.00         1             993.64     116,900.00       89.9
325-01    32501     801198334   DISCALA DEBORAH B                220,000.00         1           1,869.98     220,000.00       19.1
325-01    32501     801198516   RADFORD CHERYL R                  55,800.00         1             454.01      55,800.00       90.0
325-01    32505     801200577   ROBINSON ELLIOTT FORBES           48,400.00         1             385.09      48,400.00       80.0
325-01    32501     801200874   KELSEY KENNETH R                  84,000.00         1             799.96      84,000.00       80.0
325-01    32501     801201104   CRENSHAW JACKIE L                 61,000.00         1             524.08      61,000.00       83.5
325-01    32501     801201260   VAN KIRK WILLIAM                  52,000.00         1             437.25      52,000.00       80.0
325-01    32501     801201898   DVORAK WILLIAM J                 181,900.00         1           1,698.00     181,900.00       85.0
325-01    32501     801204041   BALDWIN ALLEN P                  145,800.00         1           1,239.28     145,800.00       90.0
325-01    32501     801204587   GOLSTON DONNA L                  105,300.00         1             895.04     105,300.00       90.0
325-01    32501     801204603   PARNELL RICHARD N                135,000.00         1           1,110.62     135,000.00       75.0
325-01    32505     801205006   JUSTICE STEVE R                   86,400.00         1             710.79      86,400.00       90.0
325-01    32505     801206228   NOVENSON MARCUS J                 29,600.00         1             279.10      29,600.00       80.0
325-01    32505     801206319   MAYNARD CURTIS                    72,000.00         1             611.99      72,000.00       90.0
325-01    32501     801206863   BURKETT EDWARD N                 182,750.00         1           1,536.66     182,569.51       85.0
325-01    32501     801207200   RODRIQUEZ MANUEL                  56,000.00         1             528.02      56,000.00       80.0
325-01    32505     801207887   VAZZANO FRANK II                  81,000.00         1             763.74      81,000.00       90.0
325-01    32501     801208596   WILLIAMS JUSTINA                 113,900.00         1           1,020.66     113,900.00       85.0
325-01    32501     801209131   DIANESE ROSARIO                   68,000.00         1             634.77      67,974.40       85.0
325-01    32501     801212077   GONZALEZ GOM ANTONIO              44,550.00         1             390.96      44,550.00       90.0
325-01    32501     801212176   ONEAL MICHAEL D                   44,800.00         1             360.47      44,800.00       80.0
325-01    32502     801212226   PIERONEK JAMES M                 136,000.00         1           1,168.45     135,872.58       80.0
325-01    32501     801212267   MARISCAL VICTOR P                221,150.00         1           1,859.55     221,150.00       79.9
325-01    32501     801212309   GARBAWI SHLOMO                   161,500.00         1           1,402.39     161,500.00       85.0
325-01    32501     801215005   FALTINGS JASON                   116,000.00         1           1,182.04     116,000.00       80.0
325-01    32505     801218702   MACKISON VINCENE R               163,200.00         1           1,462.44     163,200.00       85.0
325-01    32501     801220815   WILSON LEONARD                    35,250.00         1             312.60      35,250.00       75.0
325-01    32505     801221078   KELLEY STEVEN R                  126,000.00         1           1,152.57     126,000.00       90.0
325-01    32501     801222183   GIANAKOUROS MENELAOS P           162,000.00         1           1,466.76     162,000.00       75.0
325-01    32501     801222480   FIEDLER CHARLES ALLEN            135,000.00         1           1,135.16     135,000.00       90.0
325-01    32501     801222589   SWIM STACY                       108,900.00         1             955.68     108,900.00       90.0
325-01    32501     801225087   LANDRY RALPH                     103,400.00         1             878.89     103,400.00       89.9
325-01    32505     801238718   PADILLA RAUL JR                  105,600.00         1             849.69     105,182.48       80.0
325-01    32501     801240078   MOTLEY BETTY J                    28,900.00         1             258.97      28,900.00       85.0
325-01    32505     801240391   SHATTUCK PAUL J SR                95,000.00         1             833.69      95,000.00       84.8
325-01    32502     801258526   ANDERSON RYAN                    112,800.00         1             969.13     112,800.00       80.0
325-01    32502     801262858   CASTANEDA S JESUS                 72,750.00         1             598.50      72,750.00       75.0
325-01    32501     8000007719  POTEET FREDDIE WAYNE              15,000.00         1             134.42      15,000.00       54.5
                    -------------------------------------------------------                   ------------------------------------
                           336  Sale Total                    30,720,190.00                   271,532.00  30,714,711.34       82.2

325-31    32533     8000010028  MCKENNA GERALD L                  54,900.00         1             461.63      54,873.00       90.0
325-31    32533     8000014178  RYAN THOMAS N                    125,000.00         1           1,017.04     124,933.48       78.3
325-31    32533     8000021157  SOPHER DOROTHY G                  94,500.00         1             777.43      94,451.01       90.0
325-31    32533     8000022361  CASTRO JOSEPH F                  115,600.00         1           1,014.47     115,497.30       89.9

                                                                 Next       Current        Property
                                                              Adjustment    Mortgage       Value at       Owner
Pool ID   Sale ID   Account           Name                       Date         Rate        Origination    Occupied
-----------------------------------------------------------------------------------------------------------------
325-01    32501     801186982   HUFF J R                       10/01/00      10.500          118,400.00      Y
325-01    32505     801188913   FLITTON LAWRENCE R             11/01/00       8.500          172,900.00      Y
325-01    32501     801189283   STEVENSON MILDRED LAVERNE      11/01/00       9.500           60,000.00      Y
325-01    32505     801189606   PEREZ JUAN                     11/01/00      10.500           83,000.00      Y
325-01    32501     801189622   KHAN KHALID                    11/01/00       9.625          125,500.00      Y
325-01    32501     801189903   BEERS RICHARD R                05/01/99       9.250          304,000.00      Y
325-01    32501     801191073   BALDWIN LINDA FAE              11/01/00       8.750          390,000.00      Y
325-01    32505     801191446   GADSDEN CYNTHIA B              11/01/00      10.250           54,900.00      Y
325-01    32501     801191552   WINSTON JACQUELYN              11/01/00      10.375           48,600.00      Y
325-01    32501     801194234   HILL BELVER L                  11/01/00       9.875           78,400.00      N
325-01    32501     801194697   SANTOS NANCY C                 11/01/00      10.375          105,000.00      Y
325-01    32501     801194986   CASEY ELAINE M                 11/01/00       9.750           73,000.00      N
325-01    32501     801197625   GAFFNEY VELMA PEARL            10/01/00      10.625           56,000.00      Y
325-01    32501     801198110   QUEZADA JUAN C                 11/01/00       9.625          129,900.00      Y
325-01    32501     801198334   DISCALA DEBORAH B              11/01/00       9.625        1,150,000.00      Y
325-01    32501     801198516   RADFORD CHERYL R               11/01/00       9.125           62,000.00      Y
325-01    32505     801200577   ROBINSON ELLIOTT FORBES        11/01/00       8.875           60,500.00      N
325-01    32501     801200874   KELSEY KENNETH R               11/01/00      11.000          105,000.00      Y
325-01    32501     801201104   CRENSHAW JACKIE L              11/01/00       9.750           73,000.00      Y
325-01    32501     801201260   VAN KIRK WILLIAM               10/01/00       9.500           65,000.00      Y
325-01    32501     801201898   DVORAK WILLIAM J               11/01/00      10.750          214,000.00      Y
325-01    32501     801204041   BALDWIN ALLEN P                11/01/00       9.625          162,000.00      Y
325-01    32501     801204587   GOLSTON DONNA L                11/01/00       9.625          117,000.00      Y
325-01    32501     801204603   PARNELL RICHARD N              10/01/00       9.250          180,000.00      Y
325-01    32505     801205006   JUSTICE STEVE R                11/01/00       9.250           96,000.00      Y
325-01    32505     801206228   NOVENSON MARCUS J              11/01/00      10.875           37,000.00      Y
325-01    32505     801206319   MAYNARD CURTIS                 11/01/00       9.625           80,000.00      Y
325-01    32501     801206863   BURKETT EDWARD N               11/01/00       9.500          215,000.00      Y
325-01    32501     801207200   RODRIQUEZ MANUEL               11/01/00      10.875           70,000.00      Y
325-01    32505     801207887   VAZZANO FRANK II               11/01/00      10.875           90,000.00      Y
325-01    32501     801208596   WILLIAMS JUSTINA               11/01/00      10.250          134,000.00      Y
325-01    32501     801209131   DIANESE ROSARIO                09/01/00      10.750           80,000.00      Y
325-01    32501     801212077   GONZALEZ GOM ANTONIO           11/01/00      10.000           49,500.00      Y
325-01    32501     801212176   ONEAL MICHAEL D                11/01/00       9.000           56,000.00      Y
325-01    32502     801212226   PIERONEK JAMES M               11/01/00       9.750          170,000.00      Y
325-01    32501     801212267   MARISCAL VICTOR P              11/01/00       9.500          276,450.00      Y
325-01    32501     801212309   GARBAWI SHLOMO                 11/01/00       9.875          190,000.00      Y
325-01    32501     801215005   FALTINGS JASON                 05/01/99      11.875          145,000.00      Y
325-01    32505     801218702   MACKISON VINCENE R             11/01/00      10.250          192,000.00      Y
325-01    32501     801220815   WILSON LEONARD                 11/01/00      10.125           47,000.00      N
325-01    32505     801221078   KELLEY STEVEN R                11/01/00      10.500          140,000.00      Y
325-01    32501     801222183   GIANAKOUROS MENELAOS P         05/01/99      10.375          216,000.00      Y
325-01    32501     801222480   FIEDLER CHARLES ALLEN          11/01/00       9.500          150,000.00      Y
325-01    32501     801222589   SWIM STACY                     11/01/00      10.000          121,000.00      Y
325-01    32501     801225087   LANDRY RALPH                   11/01/00       9.625          114,900.00      Y
325-01    32505     801238718   PADILLA RAUL JR                08/01/00       9.000          132,000.00      Y
325-01    32501     801240078   MOTLEY BETTY J                 11/01/00      10.250           34,000.00      Y
325-01    32505     801240391   SHATTUCK PAUL J SR             11/01/00      10.000          112,000.00      Y
325-01    32502     801258526   ANDERSON RYAN                  11/01/00       9.750          141,000.00      Y
325-01    32502     801262858   CASTANEDA S JESUS              11/01/00       9.250           97,000.00      Y
325-01    32501     8000007719  POTEET FREDDIE WAYNE           11/01/00      10.250           27,500.00      Y
                    --------------------------------------                  ---------------------------
                           336  Sale Total                                   10.075       38,662,860.00

325-31    32533     8000010028  MCKENNA GERALD L               09/01/00       9.500           61,000.00      Y
325-31    32533     8000014178  RYAN THOMAS N                  09/01/00       9.125          159,600.00      Y
325-31    32533     8000021157  SOPHER DOROTHY G               09/01/00       9.250          105,000.00      Y
325-31    32533     8000022361  CASTRO JOSEPH F                10/01/00      10.000          128,500.00      Y

ALLIANCE FUNDING                                                PAGE 7  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE B - GROUP 2, SUB-POOL III
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                 Principal       Type of      Scheduled     Cut-off Date   Original
                                                                 Balance at     Mortgaged      Payment        Principal       LTV
Pool ID   Sale ID  Account            Name                      Origination      Property     Int & Prin       Balance       Ratio
-----------------------------------------------------------------------------------------------------------------------------------
325-31    32531    8000027709   BUDET DIANA                       120,000.00         1           1,053.09     119,893.38       88.8
325-31    32531    8000028111   BRADFORD WILLIE J                  57,800.00         1             534.13      57,755.08       85.0
325-31    32533    8000029556   SMITH RICHARD A.                  211,600.00         1           1,896.15     211,421.78       84.9
325-31    32531    8000031529   SIZEMORE RANDALL D                 58,500.00         1             524.22      58,450.73       90.0
325-31    32532    8000032691   MCCOLLUM JOHN POWELL              113,200.00         1             931.27     113,082.17       80.8
325-31    32533    8000035090   OKOYE CHINEDU A                   184,000.00         1           1,614.73     184,000.00       65.7
325-31    32531    8000036023   KHARE RAYMOND F                   125,000.00         1           1,051.07     119,938.51       69.4
325-31    32533    8000037666   TRACY DONNA LEE                   127,800.00         1           1,121.54     127,686.45       90.0
325-31    32533    8000038607   HOWE MONICA                        42,900.00         1             408.55      42,900.00       85.8
325-31    32533    8000038888   SMITH RODNEY W                    193,200.00         1           1,968.71     193,085.77       80.0
325-31    32531    8000046204   COOPER RICK A                      85,800.00         1             768.85      85,727.75       80.9
                   ---------------------------------------------------------                  -------------------------------------
                           15   Sale Total                      1,709,800.00                    15,142.88   1,703,696.41       81.9

325-52    32552     800724031   VILLINES RONALD                    45,000.00         1             390.76      44,874.75       56.9
325-52    32552     800774192   SMITH STEVE L                      54,700.00         1             474.99      54,624.82       88.2
325-52    32552     800914806   HALL GREGORY L                    174,600.00         1           1,484.08     174,347.06       90.0
325-52    32505     801161027   SAWYER G F                        187,500.00         1           1,697.64     187,500.00       75.0
                   ---------------------------------------------------------                  -------------------------------------
                            4   Sale Total                        461,800.00                     4,047.47     461,346.63       80.5

                          355   Grand Total Sub-Pool III       32,891,790.00                               32,879,754.38       82.1

                                                                 Next       Current        Property
                                                              Adjustment    Mortgage       Value at       Owner
Pool ID   Sale ID  Account            Name                       Date         Rate        Origination    Occupied
-----------------------------------------------------------------------------------------------------------------
325-31    32531    8000027709   BUDET DIANA                    10/01/00      10.000          135,000.00      Y
325-31    32531    8000028111   BRADFORD WILLIE J              11/01/00      10.625           68,000.00      Y
325-31    32533    8000029556   SMITH RICHARD A.               10/01/00      10.250          249,000.00      Y
325-31    32531    8000031529   SIZEMORE RANDALL D             11/01/00      10.250           65,000.00      Y
325-31    32532    8000032691   MCCOLLUM JOHN POWELL           11/01/00       9.250          140,000.00      N
325-31    32533    8000035090   OKOYE CHINEDU A                11/01/00      10.000          280,000.00      Y
325-31    32531    8000036023   KHARE RAYMOND F                10/01/00       9.500          180,000.00      Y
325-31    32533    8000037666   TRACY DONNA LEE                10/01/00      10.000          142,000.00      Y
325-31    32533    8000038607   HOWE MONICA                    10/01/00      11.000           50,000.00      Y
325-31    32533    8000038888   SMITH RODNEY W                 10/01/00      11.875          241,500.00      Y
325-31    32531    8000046204   COOPER RICK A                  11/01/00      10.250          106,000.00      Y
                   --------------------------------------                 -----------------------------
                           15   Sale Total                                   10.104        2,110,600.00

325-52    32552     800724031   VILLINES RONALD                05/01/00       9.875           79,000.00      Y
325-52    32552     800774192   SMITH STEVE L                  07/01/00       9.875           62,000.00      Y
325-52    32552     800914806   HALL GREGORY L                 07/01/00       9.625          194,000.00      Y
325-52    32505     801161027   SAWYER G F                     10/19/00      10.375          250,000.00      Y
                   --------------------------------------                 -----------------------------
                            4   Sale Total                                    9.984          585,000.00

                          355   Grand Total Sub-Pool III                     10.076       41,358,460.00

                                  EXHIBIT H-4

                     MORTGAGE LOAN SCHEDULE FOR SUB-POOL IV

Alliance Funding                                                Page 1  11/24/98
A division of Superior Bank FSB

                     Sale Schedule A - Group 2, Sub-Pool IV
    1998-4 - Initial Pool of Adjustable Rate Mortgages - Settlement 11/24/98

                                                                                                                        Principal
                                                                                                             Zip       Balance at
Pool ID  Inv     Account           Name                          Address                 City         State  Code      Origination
-----------------------------------------------------------------------------------------------------------------------------------
326-01   326   161346812   BARTON MICHAEL L              1165 SALING DRIVE            COLUMBUS          OH   43229      103,500.00
326-01   326   161629563   THOMAS NANCY M                76 PRESTON STREET            MARLBORO          MA   01752       65,000.00
326-01   326   800293755   RIEDLINGER CHARLES G          17 KINGSWOOD DRIVE           DALLAS            PA   18612      109,500.00
326-01   326   800702235   GALENTINO THOMAS F            15 WOODRIDGE CIRCLE          CLIFTON PAR       NY   12065      145,600.00
326-01   326   800704520   GALENTINO THOMAS F            9 WOODRIDGE CIRCLE           CLIFTON PAR       NY   12065      145,600.00
326-01   326   800791840   SAVAGE, NEAL T.               2227 HEESTAND COURT          ALLIANCE          OH   44601       49,300.00
326-01   326   800859720   BELFORT ALFREDO               8527 HONILEY DRIVE           SAN ANTONIO       TX   78250       79,000.00
326-01   326   800870057   ESTRADA JOSE G                30-35 BRIGHTON 6 STREET      BROOKLYN          NY   11235      225,000.00
326-01   326   800889008   SILVA MIGUEL A                85 COLEMAN STREET            BOSTON            MA   02124       75,400.00
326-01   326   800897902   RIVELLO THOMAS C              12-D LOUISIANA DRIVE         OLD BRIDGE        NJ   08857       40,600.00
326-01   326   800904005   BRUNSON ROBERT J              7238 EAST HIGHWAY 39         HUNTSVILLE        UT   84317      350,000.00
326-01   326   800904849   VENTURINO PHILIP J            8 EAST 18TH STREET           BARNEGAT LI       NJ   08006      199,325.00
326-01   326   800921066   BEIRAN RAFAEL                 14 GEORGE STREET             MORRISTOWN        NJ   07960      124,600.00
326-01   326   800922874   MUNDY TERRY L                 401 THOMPSON CIRCLE          ABBEVILLE         SC   29620       70,550.00
326-01   326   800928608   FORRESTER KIMBERLY R          269 GEORGIA QUINN DRIVE      WOODRUFF          SC   29388       80,000.00
326-01   326   800928897   DEMPSEY MAUREEN E             103 RUTLEDGE STREET          SYRACUSE          NY   13219       48,000.00
326-01   326   800929184   COMER STUART M                140 COUNTRY HAVEN COURT      LEXINGTON         SC   29054       59,500.00
326-01   326   800933012   KOBAL SCOTT R                 336 W SNYDER AVE             LANSFORD          PA   18232       24,225.00
326-01   326   800934697   MINAYA JUAN                   3822 WEST CHERRY HILLS CIR   SYRACUSE          UT   84075      171,750.00
326-01   326   800936734   RICE DAVID K JR               121 ELK TRAIL UNIT 3 BLD 2   WINTER PARK       CO   80482      225,000.00
326-01   326   800941502   DESTEFANO JOHN                837 BRIDGE ROAD              COLLEGEVILL       PA   19426      163,000.00
326-01   326   800943060   HENRY ENRIQUE B               276 YORK AVENUE              STATEN ISLA       NY   10301      120,000.00
326-01   326   800943789   DEREE PAUL E                  3260 SOUTH FOLTZ             INDPLS            IN   46221       51,000.00
326-01   326   800945420   WILSON TIMOTHY L              427 FIRETOWER ROAD           WILLIAMSTON       SC   29697       45,600.00
326-01   326   800948242   NOLT GARY L                   926 GRAVEL HILL ROAD         NEWMANSTOWN       PA   17073       44,745.00
326-01   326   800949232   LILES JAMES F                 8444 KNOLLWOOD DRIVE         SURFSIDE B        SC   29575      108,375.00
326-01   326   800950255   PEPPEARD GALE E               664 CROWN AVENUE             RAVENNA           OH   44266       50,150.00
326-01   326   800954208   HEMINGWAY EVELYN J            RT 2 BOX 222                 MULLINS           SC   29574       80,550.00
326-01   326   800962128   WINSTON DEBRA                 38-18 100TH STREET           FLUSHING          NY   11368      225,000.00
326-01   326   800962185   OMAHEN GARY                   279 WINDY LANE               JACKSON           GA   30233       85,500.00
326-01   326   800963415   SMITH MARYANN                 125 HULL STREET              BROOKLYN          NY   11201      117,000.00
326-01   326   800966830   SECRIST KIRK C                1861 GRANT AVENUE            OGDEN             UT   84401       53,040.00
326-01   326   800967382   PINEDA-LANDA LILLIAN J        1 SILVESTRI CIRCLE UNIT 10   DERRY             NH   03038       26,000.00
326-01   326   800969107   VIZZO WILLIAM J               12 SCHUBERT LANE             COS COB           CT   06807      320,000.00
326-01   326   800969453   YOUNG JIMMY                   LOT 19 JACKSON WAY           PENDERGRASS       GA   30567       75,650.00
326-01   326   800971905   CORTESE NICHOLAS J            36 BOYNTON STREET            WEST SENECA       NY   14206       55,600.00
326-01   326   800973083   ANDERSON DON A                2888 SOUTH 3925 WEST         OGDEN             UT   84401      116,000.00
326-01   326   800973679   RHODES CAROLYN                1143 BERKLEY DRIVE           SMYRNA            GA   30082       52,560.00
326-01   326   800975542   CAVALIERI ROBERT L            61 ALEXANDERS COURT          WRIGHTSTOWN       PA   18940      468,000.00
326-01   326   800975856   HOLLER SHERRY                 1809 LILLY LANE              JACKSON           NJ   08527       55,350.00
326-01   326   800983108   DISCIASCIO JOHN               409-415 LAWTON AVENUE        CLIFFSIDE P       NJ   07010      267,750.00
326-01   326   800983702   BROOKS BRENDA M               1796 WYTON COURT             COLUMBUS          OH   43227       64,000.00
326-01   326   800984551   VUOCOLO DAWN M                24 ORCHARD PLACE             BERNARDS          NJ   07920       65,000.00
326-01   326   800986952   BROWN ERIC                    310 APSLEY STREET            PHILADELPHI       PA   19144       33,150.00
326-01   326   800987182   BENNETT PAUL                  170 BENNETT ROAD             GOLDSBORO         NC   27530       73,600.00
326-01   326   800987752   JAHANGIR SHAHRYAR             7000 BOULEVARD EAST APT 45   GUTTENBERG        NJ   07093      157,600.00
326-01   326   800991713   DURAN RAMON A                 1312 ARGUS ROAD              CAMDEN            NJ   08105       23,200.00
326-01   326   800993461   PUTMAN LISA N                 2760 SOUTH 2000 EAST #7C     SALT LAKE C       UT   84109       59,800.00
326-01   326   800993685   HAMPTON MARK K                6144 STANLEYVILLE DRIVE      RURAL HALL        NC   27045       75,500.00
326-01   326   800995284   TELESFORD STEPHANIE           1605 PARK PLACE              BROOKLYN          NY   11233      196,000.00
326-01   326   800995730   LAMEY FORREST F               RR 1                         LOGANTON          PA   17747       94,350.00
326-01   326   800995888   GLASS RICHARD L               1007 RT 68                   NEW BRIGHTO       PA   15066       63,200.00
326-01   326   800995961   CICCONI VICTOR                247 ACORN CIRCLE WINONA L    BUSHKILL          PA   18324       97,250.00
326-01   326   800996662   BATTLE LEARY DEBORAH          1470 PROSPECT PLACE          BROOKLYN          NY   11213      157,500.00
326-01   326   800997579   TAYLOR LISA                   782 NORTH 800 EAST           PROVO             UT   84606       91,000.00
326-01   326   800999146   NORWOOD JOEY NEAL             927 SOUTH 17TH STREET        SPRINGFIELD       IL   62703       24,000.00
326-01   326   800999229   ARCHIE DARIAN X               3866 APPALOOSA RIDGE         RICHBURG          SC   29729       85,850.00

                                                          Cut-off Date    First               Initial   Minimum   Maximum
                                                            Principal    Payment    Maturity  Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv    Account           Name                       Balance      Date        Date      Rate      Rate      Rate    Margin
-----------------------------------------------------------------------------------------------------------------------------------
326-01   326   161346812   BARTON MICHAEL L                 102,537.21   12/01/96   11/01/26    9.625     9.625    15.625    5.750
326-01   326   161629563   THOMAS NANCY M                    64,868.79   05/01/98   04/01/28   11.375    10.375    17.375    7.250
326-01   326   800293755   RIEDLINGER CHARLES G             109,080.41   11/01/97   10/01/27   11.750    10.750    17.750    7.050
326-01   326   800702235   GALENTINO THOMAS F               145,343.70   05/01/98   04/01/28   12.000    11.000    18.000    8.250
326-01   326   800704520   GALENTINO THOMAS F               145,343.70   05/01/98   04/01/28   12.000    11.000    18.000    8.250
326-01   326   800791840   SAVAGE, NEAL T.                   49,234.28   08/01/98   07/01/28   11.375    10.375    17.375    7.000
326-01   326   800859720   BELFORT ALFREDO                   78,933.46   09/01/98   08/01/28   10.250     9.250    16.250    6.625
326-01   326   800870057   ESTRADA JOSE G                   224,820.38   09/01/98   08/01/28   10.500     9.500    16.500    7.350
326-01   326   800889008   SILVA MIGUEL A                    75,332.79   08/01/98   07/01/28   11.875    10.875    17.875    7.850
326-01   326   800897902   RIVELLO THOMAS C                  40,589.32   10/01/98   09/01/28   12.375    11.375    18.375    8.375
326-01   326   800904005   BRUNSON ROBERT J                 349,827.84   11/01/98   10/01/28    9.500     8.500    15.500    7.000
326-01   326   800904849   VENTURINO PHILIP J               199,143.14   09/01/98   08/01/28    9.875     8.875    15.875    6.375
326-01   326   800921066   BEIRAN RAFAEL                    124,517.75   09/04/98   08/04/28   11.375    10.375    17.375    8.000
326-01   326   800922874   MUNDY TERRY L                     70,526.41   10/01/98   09/01/28   11.250    10.250    17.250    7.250
326-01   326   800928608   FORRESTER KIMBERLY R              80,000.00   11/01/98   10/01/28   11.625    10.625    17.625    8.000
326-01   326   800928897   DEMPSEY MAUREEN E                 48,000.00   11/01/98   10/01/28   12.000    11.000    18.000    8.250
326-01   326   800929184   COMER STUART M                    59,442.03   09/01/98   08/01/28   11.000    10.000    17.000    7.250
326-01   326   800933012   KOBAL SCOTT R                     24,218.44   10/01/98   09/01/28   12.250    11.250    18.250    8.375
326-01   326   800934697   MINAYA JUAN                      171,750.00   11/01/98   10/01/28    8.750     7.750    14.750    6.125
326-01   326   800936734   RICE DAVID K JR                  224,921.94   10/01/98   09/01/28   11.125    10.125    17.125    7.625
326-01   326   800941502   DESTEFANO JOHN                   163,000.00   11/01/98   10/01/28    9.625     8.625    15.625    6.000
326-01   326   800943060   HENRY ENRIQUE B                  120,000.00   11/01/98   10/01/28   13.125    12.125    19.125    9.500
326-01   326   800943789   DEREE PAUL E                      51,000.00   11/01/98   10/01/28   11.125    10.125    17.125    7.000
326-01   326   800945420   WILSON TIMOTHY L                  45,600.00   11/01/98   10/01/13   11.500    10.500    17.500    7.750
326-01   326   800948242   NOLT GARY L                       44,714.64   10/01/98   09/01/28   11.250    10.250    17.250    7.500
326-01   326   800949232   LILES JAMES F                    108,346.01   10/01/98   09/01/28   12.375    11.375    18.375    8.375
326-01   326   800950255   PEPPEARD GALE E                   50,133.07   10/01/98   09/01/28   11.250    10.250    17.250    7.000
326-01   326   800954208   HEMINGWAY EVELYN J                80,550.00   11/01/98   10/01/28   11.125    10.125    17.125    7.250
326-01   326   800962128   WINSTON DEBRA                    224,897.78   10/01/98   09/01/28    9.875     8.875    15.875    6.350
326-01   326   800962185   OMAHEN GARY                       85,500.00   12/01/98   11/01/28   10.625     9.625    16.625    6.750
326-01   326   800963415   SMITH MARYANN                    117,000.00   11/01/98   10/01/28   10.750     9.750    16.750    7.375
326-01   326   800966830   SECRIST KIRK C                    53,004.41   10/01/98   09/01/28   10.000     9.000    16.000    6.875
326-01   326   800967382   PINEDA-LANDA LILLIAN J            25,991.92   10/01/98   09/01/28   11.625    10.625    17.625    8.000
326-01   326   800969107   VIZZO WILLIAM J                  319,800.06   10/01/98   09/01/28   11.625    11.625    17.625    8.625
326-01   326   800969453   YOUNG JIMMY                       75,498.86   09/01/98   08/01/18   12.125    11.125    18.125    8.375
326-01   326   800971905   CORTESE NICHOLAS J                55,566.21   10/01/98   09/01/28   11.750    10.750    17.750    8.250
326-01   326   800973083   ANDERSON DON A                   115,895.16   09/01/98   08/01/28   13.125    12.125    19.125    9.500
326-01   326   800973679   RHODES CAROLYN                    52,532.18   09/01/98   08/01/28   12.375    11.375    18.375    7.500
326-01   326   800975542   CAVALIERI ROBERT L               467,525.47   09/01/98   08/01/28    9.375     8.375    15.375    6.250
326-01   326   800975856   HOLLER SHERRY                     55,329.16   10/01/98   09/01/28   10.750     9.750    16.750    6.750
326-01   326   800983108   DISCIASCIO JOHN                  241,969.58   09/01/98   08/01/28   10.500    10.500    16.500    7.500
326-01   326   800983702   BROOKS BRENDA M                   64,000.00   11/01/98   10/01/28   11.875    10.875    17.875    8.000
326-01   326   800984551   VUOCOLO DAWN M                    64,977.44   10/01/98   09/01/28   11.125    10.125    17.125    7.500
326-01   326   800986952   BROWN ERIC                        33,141.28   10/01/98   09/01/28   12.375    11.375    18.375    8.500
326-01   326   800987182   BENNETT PAUL                      73,557.67   09/01/98   08/01/28   12.000    11.000    18.000    8.375
326-01   326   800987752   JAHANGIR SHAHRYAR                157,365.58   09/01/98   08/01/28    9.500     8.500    15.500    6.250
326-01   326   800991713   DURAN RAMON A                     23,192.17   10/01/98   09/01/28   11.250    10.250    17.250    7.875
326-01   326   800993461   PUTMAN LISA N                     59,742.48   09/01/98   08/01/28    9.625     8.625    15.625    6.625
326-01   326   800993685   HAMPTON MARK K                    75,395.74   12/01/98   11/01/28    7.875     6.875    13.875    5.250
326-01   326   800995284   TELESFORD STEPHANIE              195,948.42   10/01/98   09/01/28   12.375    11.375    18.375    8.625
326-01   326   800995730   LAMEY FORREST F                   94,350.00   11/01/98   10/01/28   12.375    11.375    18.375    8.500
326-01   326   800995888   GLASS RICHARD L                   63,179.23   10/01/98   09/01/28   11.375    10.375    17.375    7.875
326-01   326   800995961   CICCONI VICTOR                    97,250.00   11/01/98   10/01/28   11.625    10.625    17.625    8.000
326-01   326   800996662   BATTLE LEARY DEBORAH             157,500.00   11/08/98   10/08/28    9.625     8.625    15.625    6.250
326-01   326   800997579   TAYLOR LISA                       90,932.46   10/01/98   09/01/28    7.500     6.500    13.500    4.500
326-01   326   800999146   NORWOOD JOEY NEAL                 23,966.78   06/01/98   05/01/28   12.875    11.875    18.875    9.500
326-01   326   800999229   ARCHIE DARIAN X                   85,850.00   11/01/98   10/01/28    8.375     7.375    14.375    5.000

Alliance Funding                                                Page 2  11/24/98
A division of Superior Bank FSB

                     Sale Schedule A - Group 2, Sub-Pool IV
    1998-4 - Initial Pool of Adjustable Rate Mortgages - Settlement 11/24/98

                                                                                                                        Principal
                                                                                                             Zip       Balance at
Pool ID  Inv     Account           Name                          Address                 City         State  Code      Origination
-----------------------------------------------------------------------------------------------------------------------------------
326-01   326   800999724   RIVERA MARIA E                1557 CANARSIE ROAD           BROOKLYN          NY   11236      238,765.00
326-01   326   800999740   FETTERS ELVINA M              RD 1 BOX 95                  WILLIAMSBUR       PA   16693       22,716.00
326-01   326   800999997   PASSAFIUME CAROLYNNE          64 RENAISSANCE DRIVE         CLIFTON           NJ   07013      135,000.00
326-01   326   801000324   KATZ STEPHEN                  11 MANSFIELD PLACE           WESTPORT          CT   06880      245,000.00
326-01   326   801001454   LOPEZ RAFAEL R                1226 EAST 92ND STREET        BROOKLYN          NY   11236      184,700.00
326-01   326   801001892   SORENSON RODNEY               108 SOUTH MAIN STREET        MALAD CITY        ID   83252       35,000.00
326-01   326   801004649   CHIANELLI CHARLES A           1320 TRINITY PLACE           LIBERTYVILL       IL   60048      228,000.00
326-01   326   801004771   STACY KENNETH                 964 DELAWARE AVENUE SE       ATLANTA           GA   30316      194,000.00
326-01   326   801005828   DELOOF MICHEAL D              5266 ASHLEY                  DETROIT           MI   48236       78,000.00
326-01   326   801006388   MILLER JAMES                  103 RALPH STREET             BERGENFIELD       NJ   07621      184,000.00
326-01   326   801009424   HARDEE JOHNNY E               218 MESA RIDGE DRIVE         DECATUR           TX   76234      119,850.00
326-01   326   801010091   SANCHEZ JAMES P               STATE ROAD 518 TRACT C       HOLMAN            NM   87723       91,800.00
326-01   326   801010430   ORTIZ HERBERT                 222 NORTH FULTON STREET      ALLENTOWN         PA   18012       68,000.00
326-01   326   801011487   CHIRKINA OMER                 19126 EXETER                 DETROIT           MI   48203       25,600.00
326-01   326   801012584   IBARRA LAURA M                618 FREMONT PLACE            SANTA BARBA       CA   93101      228,650.00
326-01   326   801013103   MORGAN ROSE                   3861 LACONIA AVENUE          BRONX             NY   10466      243,000.00
326-01   326   801013384   BLAKESLEE HARALD              1814 FOREST GARDEN DRIVE     KINGWOOD          TX   77345      193,800.00
326-01   326   801018169   EVANS ANDY RAY                1673 CROCKERS NUB ROAD       MIDDLESEX         NC   27557       62,450.00
326-01   326   801018391   GROSSMAN MICHAEL S            663 BARNARD AVENUE           WOODMERE          NY   11598      259,100.00
326-01   326   801018938   STERMER PAUL                  126 SOUTH CHURCH ST          CARBONDALE        PA   18407       68,000.00
326-01   326   801019910   MONTOYA RAMON A               2728-2730 WEST 26TH AVENUE   DENVER            CO   80211      159,800.00
326-01   326   801021049   LOPEZ ALBERT                  15 ALBERT STREET             PLAINFIELD        NJ   07063      128,700.00
326-01   326   801021742   OCHNER STEVEN A               115/17 SOUTH VINE STREET     HAZLETON          PA   18201       45,900.00
326-01   326   801023649   FARINOLA RAFAELE              516 COZZENS LANE             NORTH BRUNS       NJ   08902       94,800.00
326-01   326   801023672   GAINER CHARLES E              370 REXMONT ROAD             CORNWALL          PA   17016       63,980.00
326-01   326   801025511   GORDON GREGORY S              565 LONGVIEW ROAD            SOUTH ORANG       NJ   07079      315,800.00
326-01   326   801026170   THOMPSON DAVID R JR           182 NEW HARRISON BRIDGE RD   SIMPSONVILL       SC   29680      165,000.00
326-01   326   801027244   MCCARTHY OMAR K               634 EAST 81ST STREET         BROOKLYN          NY   11236      252,000.00
326-01   326   801028143   RODGERS ADAM J                1816 WEST GIRARD AVENUE      PHILADELPHI       PA   19130       40,800.00
326-01   326   801032236   LUBECKE MARDELL K             1407 KNOX AVENUE NORTH       MINNEAPOLIS       MN   55411       32,500.00
326-01   326   801032376   WELLINGTON JAMES              9 CATASAUQUA AVENUE          WHITEHALL         PA   18052       42,000.00
326-01   326   801032822   DIXON JUDY DOWNEY             6212 JUSTIN TRAIL            ELM CITY          NC   27822       91,800.00
326-01   326   801032996   MUNOZ JOSE A                  34 GREENDALE ROAD            MATTAPAN          MA   02126       81,000.00
326-01   326   801033242   DORMAN JAY A                  6428 ELROD STREET            DORAVILLE         GA   30340       54,320.00
326-01   326   801034273   HAUPTLY CAROLE                423 EAST ARCADIA             PEORIA            IL   61603       36,800.00
326-01   326   801034646   ZARRIEFF GWENDOLYN            15887 HARTWELL               DETROIT           MI   48227       44,000.00
326-01   326   801035320   FOLCARELLI DONNA              34 VIOLA STREET              PROVIDENCE        RI   02909       69,000.00
326-01   326   801035544   JOY GARY W SR                 205 JACKSON STREET           PORT CARBON       PA   17965       28,000.00
326-01   326   801035999   HURST MORGAN D                4905 BURRESS MILL ROAD       CUMMING           GA   30041       68,000.00
326-01   326   801036575   TORRES ISMAEL                 11 FIFTH STREET              NEW BRUNSWI       NJ   08901       91,000.00
326-01   326   801036674   SHIPP JOHN H III              3320 MOUNT PLEASANT ST NW    WASHINGTON        DC   20010      238,500.00
326-01   326   801036856   DILLARD FARLANDIS G           11391 MCKINNEY               DETROIT           MI   48224       55,200.00
326-01   326   801038712   DILLARD MARLA K               3019 MACHEATH CRESCENT       FLOSSMOOR         IL   60422      184,000.00
326-01   326   801039330   CARO-ESPOSIT ROSARIO          322 324 CHARLES STREET       SCRANTON          PA   18508       49,300.00
326-01   326   801039637   CLAUSEN GREGG A               1947 W LAC DUMONT            HASLETT           MI   48933       48,800.00
326-01   326   801042797   SMITH MATTHEW R               531 PARK AVENUE              JOHNSTOWN         PA   15902       71,100.00
326-01   326   801043761   KILSTEIN MARTIN J             137 RENAISSANCE DRIVE        CHERRY HILL       NJ   08003      263,000.00
326-01   326   801044272   WISE JANICE                   729 EAST 93RD STREET         BROOKLYN          NY   11236      161,250.00
326-01   326   801044892   CAMPBELL ICYLINE              631 MADISON AVENUE           PATERSON          NJ   07514      144,000.00
326-01   326   801046871   THOMPSON DANIEL               2590 WINEGAR                 MURRICE           MI   48857       72,200.00
326-01   326   801046921   GLENN PATRICIA M              14864 LAUDER                 DETROIT           MI   48227       42,600.00
326-01   326   801047432   MALONE JOSEPH                 150 07 95 STREET UNIT 2      OZONE PARK        NY   11417       90,000.00
326-01   326   801047648   RABADI JACK                   17 RIVERVIEW PLACE           YONKERS           NY   10701      162,000.00
326-01   326   801048083   O LEARY MARK                  44 HICKORY CORNER ROAD       MILFORD           NJ   08848      242,550.00
326-01   326   801048828   JAMES DONALD                  3933 ELY AVENUE              BRONX             NY   10466      190,800.00
326-01   326   801049404   SPENCE ALAN G                 934 TRACY CREEK ROAD         VESTAL            NY   13850       63,700.00
326-01   326   801050675   SCOTT JON M                   2002 HOLLY STREET            HARRISBURG        PA   17104       50,915.00

                                                          Cut-off Date    First               Initial   Minimum   Maximum
                                                            Principal    Payment    Maturity  Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv    Account           Name                       Balance      Date        Date      Rate      Rate      Rate    Margin
-----------------------------------------------------------------------------------------------------------------------------------
326-01   326   800999724   RIVERA MARIA E                   238,374.39   10/01/98   09/01/28   10.500     9.500    16.500    7.125
326-01   326   800999740   FETTERS ELVINA M                  22,702.23   10/01/98   09/01/28    8.500     7.500    14.500    5.375
326-01   326   800999997   PASSAFIUME CAROLYNNE             134,949.17   10/01/98   09/01/28   10.750     9.750    16.750    7.125
326-01   326   801000324   KATZ STEPHEN                     244,717.07   09/01/98   08/01/28    8.750     7.750    14.750    5.875
326-01   326   801001454   LOPEZ RAFAEL R                   184,700.00   11/01/98   10/01/28   10.875    10.875    16.875    7.875
326-01   326   801001892   SORENSON RODNEY                   35,000.00   11/01/98   10/01/28   11.125    10.125    17.125    8.000
326-01   326   801004649   CHIANELLI CHARLES A              227,952.12   10/01/98   09/01/28   13.375    12.375    19.375    9.500
326-01   326   801004771   STACY KENNETH                    194,000.00   12/01/98   11/01/28    8.000     7.000    14.000    5.000
326-01   326   801005828   DELOOF MICHEAL D                  78,000.00   11/01/98   10/01/28    8.500     7.500    14.500    5.000
326-01   326   801006388   MILLER JAMES                     183,876.54   11/01/98   10/01/28    8.000     7.000    14.000    4.250
326-01   326   801009424   HARDEE JOHNNY E                  119,850.00   11/01/98   10/01/28    8.875     7.875    14.875    5.500
326-01   326   801010091   SANCHEZ JAMES P                   91,800.00   12/01/98   11/01/28   10.125     9.125    16.125    7.000
326-01   326   801010430   ORTIZ HERBERT                     67,977.04   11/01/98   10/01/28   11.250    10.250    17.250    7.500
326-01   326   801011487   CHIRKINA OMER                     25,600.00   11/01/98   10/01/28    8.375     7.375    14.375    5.000
326-01   326   801012584   IBARRA LAURA M                   228,503.16   09/01/98   08/01/28   11.500    10.500    17.500    7.875
326-01   326   801013103   MORGAN ROSE                      243,000.00   11/01/98   10/01/28   10.500     9.500    16.500    7.375
326-01   326   801013384   BLAKESLEE HARALD                 193,800.00   11/01/98   10/01/28   11.125    10.125    17.125    7.000
326-01   326   801018169   EVANS ANDY RAY                    62,450.00   11/01/98   10/01/28   10.250     9.250    16.250    6.250
326-01   326   801018391   GROSSMAN MICHAEL S               259,037.32   10/01/98   09/01/28   12.750    11.750    18.750    9.375
326-01   326   801018938   STERMER PAUL                      68,000.00   11/01/98   10/01/28   12.375    11.375    18.375    8.750
326-01   326   801019910   MONTOYA RAMON A                  159,800.00   11/01/98   10/01/28    9.375     8.375    15.375    6.750
326-01   326   801021049   LOPEZ ALBERT                     128,643.06   10/01/98   09/01/28   10.000     9.000    16.000    7.375
326-01   326   801021742   OCHNER STEVEN A                   45,900.00   11/01/98   10/01/28   10.000     9.000    16.000    6.250
326-01   326   801023649   FARINOLA RAFAELE                  94,774.34   10/01/98   09/01/28   12.250    11.250    18.250    9.125
326-01   326   801023672   GAINER CHARLES E                  63,980.00   11/01/98   10/01/28   11.875    10.875    17.875    8.250
326-01   326   801025511   GORDON GREGORY S                 315,800.00   12/01/98   11/01/28    8.875     7.875    14.875    5.375
326-01   326   801026170   THOMPSON DAVID R JR              164,905.07   10/01/98   09/01/28    8.750     7.750    14.750    5.000
326-01   326   801027244   MCCARTHY OMAR K                  252,000.00   11/01/98   10/01/28   10.500     9.500    16.500    7.375
326-01   326   801028143   RODGERS ADAM J                    40,786.60   10/22/98   09/22/28   11.375    10.375    17.375    7.850
326-01   326   801032236   LUBECKE MARDELL K                 32,500.00   12/01/98   11/01/28   12.875    11.875    18.875    8.750
326-01   326   801032376   WELLINGTON JAMES                  42,000.00   11/01/98   10/01/28   11.625    10.625    17.625    8.000
326-01   326   801032822   DIXON JUDY DOWNEY                 91,800.00   11/06/98   10/06/28    9.625     8.625    15.625    6.250
326-01   326   801032996   MUNOZ JOSE A                      80,961.20   11/01/98   10/01/28    9.625     8.625    15.625    5.875
326-01   326   801033242   DORMAN JAY A                      54,286.04   09/01/98   08/01/28   11.625    10.625    17.625    7.875
326-01   326   801034273   HAUPTLY CAROLE                    36,800.00   11/01/98   10/01/28   11.875    10.875    17.875    8.000
326-01   326   801034646   ZARRIEFF GWENDOLYN                43,989.35   11/01/98   10/01/28   12.750    11.750    18.750    9.125
326-01   326   801035320   FOLCARELLI DONNA                  69,000.00   11/01/98   10/01/28    9.875     8.875    15.875    6.500
326-01   326   801035544   JOY GARY W SR                     27,991.29   11/01/98   10/01/28   11.625    10.625    17.625    8.000
326-01   326   801035999   HURST MORGAN D                    67,923.47   10/01/98   09/01/28    8.875     7.875    14.875    5.500
326-01   326   801036575   TORRES ISMAEL                     91,000.00   11/01/98   10/01/28   12.000    11.000    18.000    8.375
326-01   326   801036674   SHIPP JOHN H III                 238,405.23   10/01/98   09/01/28   10.500     9.500    16.500    7.375
326-01   326   801036856   DILLARD FARLANDIS G               55,165.50   09/01/98   08/01/28   11.625    10.625    17.625    7.750
326-01   326   801038712   DILLARD MARLA K                  184,000.00   11/01/98   10/01/28   13.125    12.125    19.125    9.500
326-01   326   801039330   CARO-ESPOSIT ROSARIO              49,300.00   11/01/98   10/01/28   10.500     9.500    16.500    7.125
326-01   326   801039637   CLAUSEN GREGG A                   38,757.78   10/01/98   09/01/28   10.125     9.125    16.125    7.125
326-01   326   801042797   SMITH MATTHEW R                   71,062.17   11/01/98   10/01/28    9.125     8.125    15.125    6.600
326-01   326   801043761   KILSTEIN MARTIN J                262,918.23   10/01/98   09/01/28   11.625    10.625    17.625    8.000
326-01   326   801044272   WISE JANICE                      160,867.35   05/01/98   04/01/28   10.625    10.625    16.625    7.625
326-01   326   801044892   CAMPBELL ICYLINE                 144,000.00   11/01/98   10/01/28    8.875     8.875    14.875    6.125
326-01   326   801046871   THOMPSON DANIEL                   72,200.00   11/01/98   10/01/28   11.375    11.375    17.375    8.125
326-01   326   801046921   GLENN PATRICIA M                  42,600.00   11/01/98   10/01/28    8.750     7.750    14.750    6.125
326-01   326   801047432   MALONE JOSEPH                     90,000.00   11/01/98   10/01/28    9.750     8.750    15.750    6.375
326-01   326   801047648   RABADI JACK                      162,000.00   12/01/98   11/01/28   10.125     9.125    16.125    6.350
326-01   326   801048083   O LEARY MARK                     242,550.00   11/01/98   10/01/28    9.125     8.125    15.125    6.250
326-01   326   801048828   JAMES DONALD                     190,708.59   11/01/98   10/01/28    9.625     8.625    15.625    6.250
326-01   326   801049404   SPENCE ALAN G                     63,700.00   11/01/98   10/01/28   12.875    11.875    18.875    8.750
326-01   326   801050675   SCOTT JON M                       50,915.00   11/01/98   10/01/28   11.125    10.125    17.125    7.375

Alliance Funding                                                Page 3  11/24/98
A division of Superior Bank FSB

                     Sale Schedule A - Group 2, Sub-Pool IV
    1998-4 - Initial Pool of Adjustable Rate Mortgages - Settlement 11/24/98

                                                                                                                        Principal
                                                                                                             Zip       Balance at
Pool ID  Inv     Account           Name                          Address                 City         State  Code      Origination
-----------------------------------------------------------------------------------------------------------------------------------
326-01   326   801051889   HILBURN MICHAEL               205 SALINA CREEK DRIVE       SALINA            UT   84647       80,600.00
326-01   326   801052796   PAINTER SHERRY L              139 KINGSTON RIDGE DRIVE     CHESNEE           SC   29323       66,800.00
326-01   326   801052994   WILLIAMS BARBARA              2109 PHILLIPS STREET         LONGWOOD          NC   28452       55,250.00
326-01   326   801053018   JONES CAROLINE E              1095 IRA STREET              ATLANTA           GA   30310       76,500.00
326-01   326   801053810   JOHNSON VAL                   469 EAST 800 NORTH #E        OGDEN             UT   84403      202,746.00
326-01   326   801056045   HOLTER JAMES J                3730 NORTH ALBANY AVE        CHICAGO           IL   60618      140,000.00
326-01   326   801060831   CORRIGAN MICHAEL              1708 VALLEY VIEW DRIVE       BLAKESLEE         PA   18610      129,600.00
326-01   326   801061755   BONHAM BRENT R                895 EAST 700 SOUTH           SPRINGVILLE       UT   84663      500,000.00
326-01   326   801062043   HANNON MICHAEL J              5021-23 N 47TH               MILWAUKEE         WI   53218       37,500.00
326-01   326   801062167   WILLIS SYDNEY P               2229 WEST 1000 NORTH         FARR WEST         UT   84404       98,600.00
326-01   326   801062316   DANIS JOSEPH JR               475 WEST 400 NORTH           GENOLA            UT   84655      303,750.00
326-01   326   801062555   KIRKLAND HELEN L              791 E COLUMBUS ST            COLUMBUS          OH   43206       52,000.00
326-01   326   801063660   TULANE KIMBERLEY              5475 SOUTH 800 EAST          SOUTH OGDEN       UT   84405      104,975.00
326-01   326   801064858   ANTONOPOULOS SOTIRIOS         105 ARDALE STREET            ROSLINDALE        MA   02131      171,900.00
326-01   326   801064874   GRUNTHANER WAYNE C            171 GARNER AVENUE            BUFFALO           NY   14213       41,600.00
326-01   326   801065186   PETERS VANESSA                2096 RYER AVENUE             BRONX             NY   10457      135,000.00
326-01   326   801068107   KRUSE JILL                    222 NORTH BUENA VISTA ST     NEWARK            OH   43055       46,000.00
326-01   326   801068966   KHAN MOHAMED                  103-11 97TH STREET           OZONE PARK        NY   11417      101,500.00
326-01   326   801069162   CAMILLI ROBERT                9 BROOKWOOD DRIVE            LATHAM            NY   12110      110,500.00
326-01   326   801069931   TELEGO STANLEY S JR           15435 LEFFINGWELL ROAD       BERLIN CENT       OH   44401       83,215.00
326-01   326   801069998   BERMAN WILLIAM                7 GUINEA HOLLOW ROAD         TEWKSBURY T       NJ   08858      437,500.00
326-01   326   801070269   LOCKHART DAVID                136 SOUTH 44TH STREET        LOUISVILLE        KY   40212       42,000.00
326-01   326   801070475   BEAUDETTE KIMBERLY            355 CRESCENT AVENUE          WYCKOFF           NJ   07481      476,000.00
326-01   326   801072059   EMERICH CHRIS                 616 WEST CHESTNUT STREET     LANCASTER         PA   17603       62,300.00
326-01   326   801072182   COVINGTON CORNELL M           6406-08 S TROY               CHICAGO           IL   60629       78,300.00
326-01   326   801072315   ALBARRAN FELIX                505 JULIAN ST                WAUKEGAN          IL   60085       93,500.00
326-01   326   801072364   KASCHAK STEPHEN               101 NEW ALEXANDER STREET     WILKES BARR       PA   18702       67,500.00
326-01   326   801072729   ROBBEN CHARLES D JR           80 HARVARD ROAD              SCARSDALE         NY   10583      300,000.00
326-01   326   801072737   VANDERMAELEN MICHAEL A        73 LEE AVENUE                WALLINGFORD       CT   06492      120,150.00
326-01   326   801072885   ANDERSON BOB                  626 DEANNA DR                LAPEER            MI   48446      147,000.00
326-01   326   801074477   HICKMAN KEITH E               LOT 22 MEADOWBROOK DRIVE     CONWAY            SC   29576      109,925.00
326-01   326   801074642   LEMONIAS ANDROMAHI            28-30 HENLEY STREET          MEDFORD           MA   02155      220,500.00
326-01   326   801074790   SULLIVAN JOHN                 63 BLUE HILL AVENUE          MILTON            MA   02186      142,400.00
326-01   326   801076308   ROBINSON PAULA                1204 EAST 222ND STREET       BRONX             NY   10469      207,000.00
326-01   326   801077611   PORNEL MYRNA                  425 HUMMEL STREET            HARRISBURG        PA   17104       29,695.00
326-01   326   801077728   TERRY JONATHAN A              205207 BERKELEY STREET       ROCHESTER         NY   14607       90,000.00
326-01   326   801077900   SCOTT LEO DALE                420 MEASURES ROAD            PEASTER           TX   76086      228,100.00
326-01   326   801077975   COKE DENNIS                   29250 KENSIGTON COURT        SOUTHFIELD        MI   48076      128,000.00
326-01   326   801077991   AHMED SHEIKH                  6515 N HOYNE UNIT 1S         CHICAGO           IL   60645       67,500.00
326-01   326   801078056   PERVAIZ SAGHIR                6517 N HOYNE UNIT 1N         CHICAGO           IL   60645       60,000.00
326-01   326   801078171   PERVAIZ SAGHIR                6515 N HOYNE  UNIT 2S        CHICAGO           IL   60645       56,000.00
326-01   326   801078239   PERVAIZ SAGHIR                6517 N HOYNE UNIT 2N         CHICAGO           IL   60645       56,200.00
326-01   326   801080474   STECH TIM D                   2036 EMMA STREET             FORT WAYNE        IN   46808       40,800.00
326-01   326   801080581   TAPIA LYDIA                   10898 S SURREY MEADOW COVE   SOUTH JORDO       UT   84095      247,500.00
326-01   326   801081381   KLEIST JAMES K                2086 ELMIRA STREET           AURORA            CO   80010       65,600.00
326-01   326   801083155   DURANT PATRICIA               RT 4 BOX 100                 HEMINGWAY         SC   29556       41,650.00
326-01   326   801083643   MEREDICK CHRISTOPHE J         307 COOPER STREET            TAYLOR            PA   18517       85,990.00
326-01   326   801083999   HUTCHINGS TERRI G             203 , 5, 7, & 9 S 400 WEST   PAYSON            UT   84651      318,750.00
326-01   326   801084344   JACKSON TARA                  8832 S THROOP                CHICAGO           IL   60620       55,200.00
326-01   326   801085515   PARKER GENE A                 104 HELEN AVENUE             TERRE HAUTE       IN   47802       72,250.00
326-01   326   801085895   DIAL EDDIE G                  2845 WEST 5175 SOUTH         ROY               UT   84067      115,200.00
326-01   326   801086448   STUCKEY RICO                  RT 1 BOX 60K EE              LAMAR             SC   29069       72,000.00
326-01   326   801086836   COLEMAN-KELL BEVERLY J        471 CATALPA ST               BENTON HARB       MI   49022       35,700.00
326-01   326   801088311   BOYD MICHAEL FREDERICK        4241 DURHAM CIRCLE           STONE MOUNT       GA   30083      142,800.00
326-01   326   801090168   MELCHIONDA PATRICIA           247 BUNKER HILL STREET       CHARLESTOWN       MA   02129      548,000.00
326-01   326   801090267   BROWN BETTY MARIE             55 LONGLEAF DRIVE            NEW BERN          NC   28560       32,800.00
326-01   326   801091158   HERNANDEZ FRANK               2619 S 60TH CT               CICERO            IL   60804       39,600.00

                                                          Cut-off Date    First               Initial   Minimum   Maximum
                                                            Principal    Payment    Maturity  Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv    Account           Name                       Balance      Date        Date      Rate      Rate      Rate    Margin
-----------------------------------------------------------------------------------------------------------------------------------
326-01   326   801051889   HILBURN MICHAEL                   80,600.00   12/01/98   11/01/28   13.875    12.875    19.875   10.000
326-01   326   801052796   PAINTER SHERRY L                  66,778.06   10/01/98   09/01/28   11.375    10.375    17.375    7.375
326-01   326   801052994   WILLIAMS BARBARA                  55,250.00   11/01/98   10/01/18   11.250    10.250    17.250    7.250
326-01   326   801053018   JONES CAROLINE E                  76,500.00   11/01/98   10/01/28   10.000     9.000    16.000    6.250
326-01   326   801053810   JOHNSON VAL                      198,611.81   10/01/98   09/01/28    9.250     8.250    15.250    6.125
326-01   326   801056045   HOLTER JAMES J                   140,000.00   11/01/98   10/01/28    9.375     8.375    15.375    6.500
326-01   326   801060831   CORRIGAN MICHAEL                 129,568.64   10/01/98   09/01/28   12.750    11.750    18.750    9.125
326-01   326   801061755   BONHAM BRENT R                   500,000.00   11/01/98   10/01/28    9.250     8.250    15.250    5.750
326-01   326   801062043   HANNON MICHAEL J                  37,500.00   11/01/98   10/01/28    9.375     8.375    15.375    6.250
326-01   326   801062167   WILLIS SYDNEY P                   98,600.00   11/01/98   10/01/28   11.250    10.250    17.250    7.875
326-01   326   801062316   DANIS JOSEPH JR                  303,750.00   11/01/98   10/01/28   10.375     9.375    16.375    7.125
326-01   326   801062555   KIRKLAND HELEN L                  52,000.00   11/01/98   10/01/28   11.875    10.875    17.875    8.000
326-01   326   801063660   TULANE KIMBERLEY                 104,975.00   11/01/98   10/01/28   10.750     9.750    16.750    7.875
326-01   326   801064858   ANTONOPOULOS SOTIRIOS            171,900.00   11/01/98   10/01/28   10.625     9.625    16.625    7.250
326-01   326   801064874   GRUNTHANER WAYNE C                41,589.65   10/01/98   09/01/28   12.625    11.625    18.625    8.750
326-01   326   801065186   PETERS VANESSA                   135,000.00   11/01/98   10/01/28   11.625    10.625    17.625    8.000
326-01   326   801068107   KRUSE JILL                        45,986.84   10/01/98   09/01/28   12.000    12.000    18.000    8.750
326-01   326   801068966   KHAN MOHAMED                     101,500.00   11/01/98   10/01/28   10.000     9.000    16.000    7.125
326-01   326   801069162   CAMILLI ROBERT                   110,438.05   10/01/98   09/01/28    8.875     8.875    14.875    6.125
326-01   326   801069931   TELEGO STANLEY S JR               83,215.00   11/01/98   10/01/28   11.875    10.875    17.875    7.750
326-01   326   801069998   BERMAN WILLIAM                   437,248.29   10/01/98   09/01/28    8.750     7.750    14.750    5.500
326-01   326   801070269   LOCKHART DAVID                    42,000.00   11/01/98   10/01/28   11.125    10.125    17.125    8.000
326-01   326   801070475   BEAUDETTE KIMBERLY               476,000.00   12/01/98   11/01/28    9.125     8.125    15.125    5.500
326-01   326   801072059   EMERICH CHRIS                     62,262.25   10/01/98   09/01/28    8.500     7.500    14.500    5.875
326-01   326   801072182   COVINGTON CORNELL M               78,265.36   10/01/98   09/01/28   10.000     9.000    16.000    6.600
326-01   326   801072315   ALBARRAN FELIX                    93,500.00   11/01/98   10/01/28   11.750    11.750    17.750    8.500
326-01   326   801072364   KASCHAK STEPHEN                   67,500.00   11/01/98   10/01/28    8.875     7.875    14.875    5.375
326-01   326   801072729   ROBBEN CHARLES D JR              299,860.03   10/01/98   09/01/28    9.750     9.750    15.750    5.750
326-01   326   801072737   VANDERMAELEN MICHAEL A           120,102.25   11/01/98   10/01/28   10.500     9.500    16.500    7.375
326-01   326   801072885   ANDERSON BOB                     147,000.00   11/01/98   10/01/28   11.250    10.250    17.250    7.375
326-01   326   801074477   HICKMAN KEITH E                  109,925.00   12/01/98   11/01/28    9.625     8.625    15.625    6.000
326-01   326   801074642   LEMONIAS ANDROMAHI               220,412.38   10/01/98   09/01/28   10.500     9.500    16.500    7.875
326-01   326   801074790   SULLIVAN JOHN                    142,302.00   11/01/98   10/01/28    7.875     6.875    13.875    5.000
326-01   326   801076308   ROBINSON PAULA                   207,000.00   11/01/98   10/01/28   10.500     9.500    16.500    7.375
326-01   326   801077611   PORNEL MYRNA                      29,488.00   11/01/98   10/01/28   11.875    10.875    17.875    8.250
326-01   326   801077728   TERRY JONATHAN A                  90,000.00   12/01/98   11/01/28    9.125     8.125    15.125    5.750
326-01   326   801077900   SCOTT LEO DALE                   228,100.00   11/01/98   10/01/28    8.500     7.500    14.500    5.375
326-01   326   801077975   COKE DENNIS                      127,852.17   10/01/98   09/01/28    8.750     7.750    14.750    6.125
326-01   326   801077991   AHMED SHEIKH                      67,500.00   12/01/98   11/01/28    9.625     8.625    15.625    6.000
326-01   326   801078056   PERVAIZ SAGHIR                    60,000.00   12/01/98   11/01/28    9.625     8.625    15.625    6.000
326-01   326   801078171   PERVAIZ SAGHIR                    56,000.00   12/01/98   11/01/28    9.875     8.875    15.875    6.250
326-01   326   801078239   PERVAIZ SAGHIR                    56,200.00   12/01/98   11/01/28    9.875     8.875    15.875    6.250
326-01   326   801080474   STECH TIM D                       40,800.00   12/01/98   11/01/28   11.875    10.875    17.875    8.000
326-01   326   801080581   TAPIA LYDIA                      247,249.05   10/01/98   09/01/28    9.375     8.375    15.375    6.500
326-01   326   801081381   KLEIST JAMES K                    65,600.00   11/01/98   10/01/28    7.875     6.875    13.875    5.000
326-01   326   801083155   DURANT PATRICIA                   41,650.00   12/01/98   11/01/18   10.250     9.250    16.250    6.750
326-01   326   801083643   MEREDICK CHRISTOPHE J             85,990.00   11/01/98   10/01/28    8.875     7.875    14.875    5.350
326-01   326   801083999   HUTCHINGS TERRI G                318,539.59   10/01/98   09/01/28   11.375    10.375    17.375    7.250
326-01   326   801084344   JACKSON TARA                      55,200.00   11/01/98   10/01/28   13.125    12.125    19.125    9.500
326-01   326   801085515   PARKER GENE A                     72,222.80   11/01/98   10/01/28   10.750     9.750    16.750    7.875
326-01   326   801085895   DIAL EDDIE G                     115,200.00   12/01/98   11/01/28   10.500     9.500    16.500    7.375
326-01   326   801086448   STUCKEY RICO                      72,000.00   12/01/98   11/01/28   10.375     9.375    16.375    7.250
326-01   326   801086836   COLEMAN-KELL BEVERLY J            35,700.00   12/01/98   11/01/28   11.125    10.125    17.125    7.375
326-01   326   801088311   BOYD MICHAEL FREDERICK           142,703.13   09/01/98   08/01/28   11.250    10.250    17.250    7.875
326-01   326   801090168   MELCHIONDA PATRICIA              548,000.00   11/01/98   10/01/28    8.125     7.125    14.125    4.350
326-01   326   801090267   BROWN BETTY MARIE                 32,800.00   11/01/98   10/01/13   10.625     9.625    16.625    7.500
326-01   326   801091158   HERNANDEZ FRANK                   39,600.00   11/01/98   10/01/28    8.125     7.125    14.125    4.750

Alliance Funding                                                Page 4  11/24/98
A division of Superior Bank FSB

                     Sale Schedule A - Group 2, Sub-Pool IV
    1998-4 - Initial Pool of Adjustable Rate Mortgages - Settlement 11/24/98

                                                                                                                        Principal
                                                                                                             Zip       Balance at
Pool ID  Inv     Account           Name                          Address                 City         State  Code      Origination
-----------------------------------------------------------------------------------------------------------------------------------
326-01   326   801091182   MORGAN SCOT                   707 HARRISON AVENUE          SCRANTON          PA   18510       40,500.00
326-01   326   801091190   PICART RAFAEL                 1913 HORSESHOE BEND          TOBYHANNA         PA   18466      141,600.00
326-01   326   801091216   HILL JOSEPH A                 20812 BONANZA DRIVE EAST     SUMNER            WA   98390       58,650.00
326-01   326   801091398   SPIVEY RANDY D                9760 WEST 105TH AVENUE       WESTMINSTER       CO   80021       96,900.00
326-01   326   801091497   HAPEMAN ALTHEA                2017 LIGHTHOUSE COURT        LABELLE           FL   33935       28,000.00
326-01   326   801091588   NIEMIEC DANIEL G              12301 LAKE POINTE PASS       VAN BUREN         MI   48111      228,000.00
326-01   326   801091919   ANDERSONNOEC KAREN L          883 VALPARAISO COURT         MERCED            CA   95348      144,000.00
326-01   326   801091943   STEWART GRACE M               150 TUDOR COURT              LAKEWOOD          NJ   08701       52,700.00
326-01   326   801092115   CRONIN JENINE                 23 TAVISTOCK DRIVE           LITTLE EGG        NJ   08087       36,550.00
326-01   326   801093048   MACKELLAR PETER               31300 HIGHWAY 82 #115        ASPEN             CO   81611       82,500.00
326-01   326   801094913   DELAIR MICHAEL                2005 PORTUGAL STREET         BALTIMORE         MD   21231       38,250.00
326-01   326   801095696   HAYES TOM A                   1704 NORTH VALLEY VIEW DR    LAYTON            UT   84041      328,000.00
326-01   326   801095753   KOCHELL JOHN                  8244 NATURE DRIVE            TOBYHANNA         PA   18466       55,200.00
326-01   326   801097163   SKLOSS STEWART L III          421 HILDEBRAND EAST          SAN ANTONIO       TX   78212      324,000.00
326-01   326   801097296   MEACHAM DARWIN A              180 CARTER AVE               RIDDLE            OR   97469       55,000.00
326-01   326   801097361   HODGE TIFFANY                 6751 NORTH 13TH STREET #4H   PHILADELPHI       PA   19126       43,600.00
326-01   326   801097759   AU NGUYEN THUAN D             4610 KILLAM AVE              NORFOLK           VA   23508       76,500.00
326-01   326   801098435   CHOWDHURY SOLMON              2 WYOMING STREET             ROXBURY           MA   02120       77,250.00
326-01   326   801098633   STINSON PATRICK JOHN          9173 INDIAN LAKE RD          HOWELL            MI   48843      352,000.00
326-01   326   801098690   MIRZA HAFEEZ                  103-105 BLOOMFIELD ST        DORCHESTER        MA   02124       83,625.00
326-01   326   801099243   DESILVA LORENSU               2816 BLUE SPRUCE LANE        SILVER SPRI       MD   20906      242,100.00
326-01   326   801099755   KHAMMAPHON WASANA             47 SHERWOOD DRIVE            MASTIC BEAC       NY   11951       56,950.00
326-01   326   801100009   ALLEN KENNETH R               3099 ARBOR DRIVE             EDGEWOOD          KY   41017      312,350.00
326-01   326   801100033   SCHWABACHER MAUREEN           3 KEVIN DRIVE                ORANGEBURG        NY   10962      138,125.00
326-01   326   801100298   ISENNOCK GREGORY R            3684 DOUBLE ROCK LANE        BALTIMORE         MD   21234       90,400.00
326-01   326   801100470   SOSA BEATRIZ                  45-47 SACKETT STREET         PROVIDENCE        RI   02907       68,720.00
326-01   326   801100637   MARTIN THELMA                 32 SCOTT AVENUE              DEER PARK         NY   11729      101,200.00
326-01   326   801100652   WILSON CORRINE J              921 RICE CREEK ROAD          WINSTON           OR   97496      121,500.00
326-01   326   801100777   JONES DONALD DEAN             29 WAPITI LOOP               HYRUM             UT   84319       94,500.00
326-01   326   801101551   RICHARDSON ELLIS              98 WENONAH                   PONTIAC           MI   48341       86,000.00
326-01   326   801101668   ANDEER KYLE E                 6568 DONEGAN COURT           BLOOMFIELD        MI   48301      254,100.00
326-01   326   801102336   HUFFMAN KERRY G               3 SANDPIPER CT               MEDFORD           NJ   08055      255,000.00
326-01   326   801103417   DAVIS BENJAMIN JEROME         4771 SOUTH REDTAIL HAWK WY   SALT LAKE C       UT   84117      277,950.00
326-01   326   801103441   JOHNSON LINDA K               4117 RAVEN HURST CIRCLE      GLEN ARM          MD   21057      283,000.00
326-01   326   801103474   VALLE GLORIA                  5110 W 14TH ST               CICERO            IL   60804      157,200.00
326-01   326   801104126   CHAPARRO NIMIA                34 36 ANDERSON HILL ROAD     BERNARDSVIL       NJ   07924      195,500.00
326-01   326   801104639   GUTT CHRISTOPHE A             7979 POTOMAC LANE            JAMESTOWN         PA   16134       52,200.00
326-01   326   801104795   TAYLOR LYMAN M                8946 REDSKIN TRAIL           JONESBORO         GA   30236      323,000.00
326-01   326   801105842   NAVARRETE PONCIANO            4730 SOUTH RACINE AVENUE     CHICAGO           IL   60609       94,500.00
326-01   326   801106220   FINNEY DORSEY S               6156 58TH AVENUE NORTH       ST PETERSBU       FL   33709       83,250.00
326-01   326   801106402   EDGE WILLIAM D                LOT 11 NORTH POINTE          BOILING SPR       SC   29303       53,000.00
326-01   326   801107400   RAYFIELD CAROLYN              LOT 2 KLEJ GRANGE ROAD       POCOMOKE          MD   21851       71,900.00
326-01   326   801107475   SOUTHALL JANICE M             3052-4 BROOKSIDE PKWY        INDIANAPOLI       IN   46218       45,200.00
326-01   326   801107806   YOUNCE ZACHARY L              4140 ARCADIA BOULEVARD       DAYTON            OH   45420       50,520.00
326-01   326   801107814   VASKO ROBERT M                21604 ELMWOOD AVE            WILMINGTON        IL   60481      120,000.00
326-01   326   801108200   NELSON RICKIE D               16 POLO CIRCLE               COLORADO SP       CO   80906      343,500.00
326-01   326   801108598   FRYMOYER JANEL L              411 PENNWYN PLACE            READING           PA   19602       36,800.00
326-01   326   801108788   HARDY CHRIS C                 8387 EDWARDS ROAD            CASTALIA          NC   27816       97,200.00
326-01   326   801109067   RAMBERT JESSIE M              683 PINE RIDGE ROAD          CHESTER           SC   29706       61,000.00
326-01   326   801109554   GARRETT WALTER                19381 FLEMING                DETROIT           MI   48234       43,600.00
326-01   326   801109992   HODGE FRANK C                 9067 CRICKET COURT           LELAND            NC   28451       43,750.00
326-01   326   801110719   SHELBY EDNA E                 27252 WINTERSET CIRCLE       FARMINGTON        MI   48334      252,900.00
326-01   326   801110859   LOWRY BURTON S                2886 SOUTH 900 EAST          SALT LAKE C       UT   84106      157,500.00
326-01   326   801113929   MC CLELLAND NINA F            5867 ROTHROCK MILL ROAD N    DEPAUW            IN   47115       28,000.00
326-01   326   801114232   SINGH JAIPAUL                 116 44 130TH STREET          OZONE PARK        NY   11417      153,000.00
326-01   326   801114604   RILEY FLOYD E                 345 CIRCLE DRIVE             MOBERLY           MO   65270      402,500.00
326-01   326   801115668   JOLAGH ZAID YOUSIF            34117 TYLER                  STERLING HG       MI   48310      103,000.00

                                                          Cut-off Date    First               Initial   Minimum   Maximum
                                                            Principal    Payment    Maturity  Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv    Account           Name                       Balance      Date        Date      Rate      Rate      Rate    Margin
-----------------------------------------------------------------------------------------------------------------------------------
326-01   326   801091182   MORGAN SCOT                       40,500.00   11/01/98   10/01/28   10.125     9.125    16.125    7.000
326-01   326   801091190   PICART RAFAEL                    141,600.00   11/01/98   10/01/28   12.000    11.000    18.000    8.375
326-01   326   801091216   HILL JOSEPH A                     58,536.70   12/01/98   11/01/18   12.375    11.375    18.375    8.375
326-01   326   801091398   SPIVEY RANDY D                    96,859.37   11/01/98   10/01/28   10.250     9.250    16.250    6.250
326-01   326   801091497   HAPEMAN ALTHEA                    28,000.00   11/01/98   10/01/28   11.375    10.375    17.375    7.500
326-01   326   801091588   NIEMIEC DANIEL G                 227,944.83   10/01/98   09/01/28   12.750    11.750    18.750    9.125
326-01   326   801091919   ANDERSONNOEC KAREN L             143,875.44   12/01/98   11/01/28   10.125     9.125    16.125    7.000
326-01   326   801091943   STEWART GRACE M                   52,700.00   11/01/98   10/01/28    9.375     8.375    15.375    5.875
326-01   326   801092115   CRONIN JENINE                     36,550.00   11/01/98   10/01/28   11.250    10.250    17.250    7.875
326-01   326   801093048   MACKELLAR PETER                   82,500.00   12/01/98   11/01/13    9.875     8.875    15.875    6.500
326-01   326   801094913   DELAIR MICHAEL                    38,250.00   11/01/98   10/01/28   11.125    10.125    17.125    7.375
326-01   326   801095696   HAYES TOM A                      327,820.84   10/01/98   09/01/28   11.000    10.000    17.000    7.625
326-01   326   801095753   KOCHELL JOHN                      55,200.00   12/01/98   11/01/28   10.000     9.000    16.000    6.250
326-01   326   801097163   SKLOSS STEWART L III             324,000.00   12/01/98   11/01/28   11.875    10.875    17.875    8.000
326-01   326   801097296   MEACHAM DARWIN A                  55,000.00   12/01/98   11/01/28    7.625     6.625    13.625    4.750
326-01   326   801097361   HODGE TIFFANY                     43,578.56   11/01/98   10/01/28    9.500     8.500    15.500    6.000
326-01   326   801097759   AU NGUYEN THUAN D                 76,459.29   10/14/98   09/14/28    9.125     8.125    15.125    6.250
326-01   326   801098435   CHOWDHURY SOLMON                  77,250.00   11/01/98   10/01/28    9.875     8.875    15.875    6.250
326-01   326   801098633   STINSON PATRICK JOHN             352,000.00   12/01/98   11/01/28   11.625    11.625    17.625    8.625
326-01   326   801098690   MIRZA HAFEEZ                      83,625.00   11/01/98   10/01/28    9.625     8.625    15.625    6.250
326-01   326   801099243   DESILVA LORENSU                  242,100.00   12/01/98   11/01/28    9.125     8.125    15.125    6.250
326-01   326   801099755   KHAMMAPHON WASANA                 56,930.77   11/01/98   10/01/28   11.250    10.250    17.250    7.875
326-01   326   801100009   ALLEN KENNETH R                  312,241.62   10/01/98   09/01/28   11.125    10.125    17.125    7.500
326-01   326   801100033   SCHWABACHER MAUREEN              137,919.77   07/01/98   06/01/28   11.250    10.250    17.250    6.300
326-01   326   801100298   ISENNOCK GREGORY R                90,400.00   11/01/98   10/01/28   12.250    11.250    18.250    9.125
326-01   326   801100470   SOSA BEATRIZ                      68,720.00   11/01/98   10/01/28   10.250     9.250    16.250    6.250
326-01   326   801100637   MARTIN THELMA                    101,200.00   11/01/98   10/01/28   12.375    11.375    18.375    8.750
326-01   326   801100652   WILSON CORRINE J                 121,500.00   12/01/98   11/01/28   10.875     9.875    16.875    7.250
326-01   326   801100777   JONES DONALD DEAN                 94,500.00   12/01/98   11/01/28   10.500     9.500    16.500    7.375
326-01   326   801101551   RICHARDSON ELLIS                  85,977.98   10/01/98   09/01/28   12.500    11.500    18.500    8.875
326-01   326   801101668   ANDEER KYLE E                    253,942.06   10/01/98   09/01/28    8.375     7.375    14.375    4.875
326-01   326   801102336   HUFFMAN KERRY G                  255,000.00   11/01/98   10/01/28   11.375    10.375    17.375    7.375
326-01   326   801103417   DAVIS BENJAMIN JEROME            277,653.05   10/01/98   09/01/28   11.125    10.125    17.125    7.000
326-01   326   801103441   JOHNSON LINDA K                  283,000.00   12/01/98   11/01/28   12.875    11.875    18.875    9.250
326-01   326   801103474   VALLE GLORIA                     157,145.45   10/01/98   09/01/28   11.125    10.125    17.125    8.250
326-01   326   801104126   CHAPARRO NIMIA                   195,500.00   11/01/98   10/01/28   11.625    10.625    17.625    8.250
326-01   326   801104639   GUTT CHRISTOPHE A                 52,169.97   11/01/98   10/01/28    8.750     7.750    14.750    5.500
326-01   326   801104795   TAYLOR LYMAN M                   323,000.00   11/01/98   10/01/28    8.625     7.625    14.625    5.750
326-01   326   801105842   NAVARRETE PONCIANO                94,462.45   10/01/98   09/01/28   10.500     9.500    16.500    7.375
326-01   326   801106220   FINNEY DORSEY S                   83,250.00   11/01/98   10/01/28    9.625     8.625    15.625    6.250
326-01   326   801106402   EDGE WILLIAM D                    53,000.00   11/01/98   10/01/28   11.250    10.250    17.250    7.250
326-01   326   801107400   RAYFIELD CAROLYN                  71,812.57   10/01/98   09/01/28   10.500     9.500    16.500    7.375
326-01   326   801107475   SOUTHALL JANICE M                 45,200.00   11/01/98   10/01/28   11.625    10.625    17.625    7.500
326-01   326   801107806   YOUNCE ZACHARY L                  50,520.00   11/01/98   10/01/28   13.000    12.000    19.000    9.125
326-01   326   801107814   VASKO ROBERT M                   120,000.00   11/01/98   10/01/28   12.750    11.750    18.750    9.120
326-01   326   801108200   NELSON RICKIE D                  343,500.00   11/01/98   10/01/28    9.125     8.125    15.125    6.000
326-01   326   801108598   FRYMOYER JANEL L                  36,800.00   12/01/98   11/01/28   11.875    10.875    17.875    8.000
326-01   326   801108788   HARDY CHRIS C                     97,200.00   12/01/98   11/01/28    9.625     8.625    15.625    6.250
326-01   326   801109067   RAMBERT JESSIE M                  61,000.00   11/01/98   10/01/28    8.375     7.375    14.375    6.000
326-01   326   801109554   GARRETT WALTER                    43,600.00   11/01/98   10/01/28    8.875     7.875    14.875    5.750
326-01   326   801109992   HODGE FRANK C                     43,750.00   12/01/98   11/01/13   11.750    10.750    17.750    7.250
326-01   326   801110719   SHELBY EDNA E                    252,900.00   11/01/98   10/01/28    8.500     7.500    14.500    5.375
326-01   326   801110859   LOWRY BURTON S                   157,344.46   10/01/98   09/01/28    9.500     8.500    15.500    5.500
326-01   326   801113929   MC CLELLAND NINA F                28,000.00   12/01/98   11/01/13   13.875    12.875    19.875   10.000
326-01   326   801114232   SINGH JAIPAUL                    153,000.00   11/01/98   10/01/28   10.250     9.250    16.250    7.375
326-01   326   801114604   RILEY FLOYD E                    402,500.00   12/01/98   11/01/28    9.375     8.375    15.375    5.750
326-01   326   801115668   JOLAGH ZAID YOUSIF               103,000.00   11/01/98   10/01/28    8.375     7.375    14.375    5.000

Alliance Funding                                                Page 5  11/24/98
A division of Superior Bank FSB

                     Sale Schedule A - Group 2, Sub-Pool IV
    1998-4 - Initial Pool of Adjustable Rate Mortgages - Settlement 11/24/98

                                                                                                                        Principal
                                                                                                             Zip       Balance at
Pool ID  Inv     Account           Name                          Address                 City         State  Code      Origination
-----------------------------------------------------------------------------------------------------------------------------------
326-01   326   801115841   QUINN CHARLES D               11525 PILOT COUNTRY DRIVE    SPRINGHILL        FL   34610      156,000.00
326-01   326   801115866   JOHNSON KENNETH J             604 INVERNESS                AKRON             OH   44313      170,400.00
326-01   326   801116088   KIM KO WOON                   100 WINSTON DRIVE UNIT 15B   CLIFFSIDE P       NJ   07010      120,000.00
326-01   326   801116112   BRILEY LOREN A                3019 SHERWOOD                MARKHEM           IL   60620       32,300.00
326-01   326   801116617   PINSCHMIDT NORMAN R           21051 KEARNEY AVENUE         PORT CHARLO       FL   33952       60,000.00
326-01   326   801116906   ZIMMERMAN SCOTT A             RD 2 BOX 188A HUSTON RD      FORD CITY         PA   16226       71,655.00
326-01   326   801117169   WILLIAMS ALLAN C              1021 BELMONT AVENUE          BROOKLYN          NY   11208      157,250.00
326-01   326   801117268   LINS MARTIN F                 4590 DEL SOL BOULEVARD       SARASOTA          FL   34243      169,000.00
326-01   326   801118118   TARTAGLIA ROBERT              119 CAVO DRIVE               POUGHKEEPSI       NY   12603      152,800.00
326-01   326   801118308   COOPERSMITH MELVIN            209 CLUB DRIVE               WOODMERE          NY   11598      300,000.00
326-01   326   801118787   BEAVIN C WILLIAM              605 LEWIS ST                 CALDWELL          OH   43724       80,750.00
326-01   326   801118829   DAVIS MONIQUE M               264 SOUTH GARFIELD STREET    DENVER            CO   80209      328,797.00
326-01   326   801118845   CHRISTIAN RUDOLPH             52 HERRIOT STREET            YONKERS           NY   10701      124,000.00
326-01   326   801119116   CROSS DONALD L                16342 SPEILMAN ROAD          WILLIAMSPOR       MD   21795       81,000.00
326-01   326   801119736   GOLDOVICH RICHARD             1102 FILBERT STREET          ARCHBALD          PA   18403       68,000.00
326-01   326   801121294   WHITE LINDA                   4409 24TH AVENUE EAST        TAMPA             FL   33605       48,000.00
326-01   326   801122607   BRANDIMARTE MATHEW D          15 PALMA CIRCLE              WATERBURY         CT   06704       87,750.00
326-01   326   801124629   GREGORY AMY JO                614 EAST HIGH STREET         GREENVILLE        MI   48838       56,800.00
326-01   326   801125337   WEAVER TABRINA                2156 WEST HAPPINESS DRIVE    WEST JORDAN       UT   84084      123,250.00
326-01   326   801125535   AUKUSITINO PALEPO P           7171 SOUTH ANGELSEA DRIVE    WEST JORDAN       UT   84084      153,000.00
326-01   326   801125584   KREISER MICHAEL J             1643 WHITLEY DRIVE           HARRISBURG        PA   17111      531,000.00
326-01   326   801125899   SMITH GENEVA B                20215 SPOTTED TREE LANE      BROOKSVILLE       FL   34609       78,750.00
326-01   326   801126004   POPIELARCZYK JOSEPH           30 CHADDUCK AVENUE           BUFFALO           NY   14207       54,000.00
326-01   326   801126848   WALTON DENISE                 632 EAST 6870 SOUTH          MIDVALE           UT   84047      119,000.00
326-01   326   801127754   FAILLACE PAUL                 304 NORTH WASHINGTON ST      WILKES BARR       PA   18702       59,700.00
326-01   326   801127887   CRAIN WILLIAM                 20 G KAY LANE                WATERBURY         CT   06708       24,000.00
326-01   326   801128026   LANDOU PHILIP H               2423 SOUTH CYBIL AVENUE      TUCSON            AZ   85748       81,400.00
326-01   326   801128661   CHRISTIAN RUDOLPH             54 HERRIOT STREET            YONKERS           NY   10701      139,500.00
326-01   326   801128752   WILCOCK ERICA                 2061 EAST 3335 SOUTH 17      SALT LAKE C       UT   84106       35,000.00
326-01   326   801128869   CERON CARLOS R                2801 EAST TURNEY AVENUE      PHOENIX           AZ   85017      120,800.00
326-01   326   801129172   HANSEN D ON JR                6539 SOUTH ALFRED CIRCLE     MURRAY            UT   84123      128,100.00
326-01   326   801129693   FISHPAW JOHN J                RD 3 BOX 3424 SPRING ST      SPRING GROV       PA   17362       97,188.00
326-01   326   801129800   YOUNG GEARLINE D              4909 POWELL ROAD             FAIRFAX           VA   22032      196,057.00
326-01   326   801130212   STOIAN CORNLIU                38395 TYLER ROAD             WAYNE             MI   48174      100,000.00
326-01   326   801131046   POTTER WARREN                 65 SOUTH 7TH STREET          NEWARK            NJ   07107       58,500.00
326-01   326   801131871   LE VIEN T                     5622 CHIMNEY ROCK DRIVE      ARLINGTON         TX   76018       99,000.00
326-01   326   801132986   DOERMANN DAVID                736 SOUTH 500 EAST           SALT LAKE C       UT   84102      102,850.00
326-01   326   801133117   LARSON MARSHA                 1095 16TH STREET  UNIT 2A    OGDEN             UT   84401       68,000.00
326-01   326   801133125   JAMES GAYLE D                 5700 5702 CENTRAL            DETROIT           MI   48210       37,600.00
326-01   326   801133463   BERUBE INGRID                 7605 ROBINSON WAY            ARVADA            CO   80004       87,500.00
326-01   326   801133521   ENGELBRECHT TAMRA BETH        343 SOUTH SHERMAN STREET     DENVER            CO   80209      149,600.00
326-01   326   801133562   TIGCHELAAR JOSHUA             9137-77TH PLACE              ARVADA            CO   80003      106,400.00
326-01   326   801133596   BERUBE ROBERT                 609 COUNTY ROAD 279          CENTRAL CIT       CO   80427      191,250.00
326-01   326   801134214   EDMONDS CHERYL P              RTE 2 BOX 663                TROY              VA   22974       91,000.00
326-01   326   801134693   WADE ROBERT MICHAEL           1490 GOOSEDAM ROAD           ROCKY MOUNT       VA   24151       80,750.00
326-01   326   801134958   LIPPS DAVID                   LOT 47 LAKESIDE DRIVE        GAINESVILLE       GA   30506      178,400.00
326-01   326   801135260   YERSKEY WILD RICHARD A        2310 TARPON ROAD             NAPLES            FL   34102      360,000.00
326-01   326   801135310   LOBIONDO ANTHONY              66 BALMVILLE ROAD            NEWBURGH          NY   12550      155,000.00
326-01   326   801135716   DRAGICEVICH MICHAEL G         6317 BENNETT STREET          WILLIAMSON        NY   14584       62,000.00
326-01   326   801135740   TEMPERATO LAWRENCE A          2921 FOWLERVILLE ROAD        YORK              NY   14533       67,000.00
326-01   326   801135989   STAUB DALE L                  8605 RUDDINGTON DRIVE        AUSTIN            TX   78748       55,000.00
326-01   326   801136243   CLEMENTE EDWARD A             8534 WOODFIELD DRIVE         SURFSIDE B        SC   29575       89,900.00
326-01   326   801136268   AUSTIN CAESAR                 804 APACHE DRIVE             COLUMBIA          SC   29203       47,600.00
326-01   326   801137134   POVIO VINCENT L               316 WEST 18TH STREET         SHIP BOTTOM       NJ   08008      160,200.00
326-01   326   801137407   CANADY ANGELLA B              135 IVEY DRIVE               KENLY             NC   27542       98,100.00
326-01   326   801137902   PELLOT MIGUEL A               752 MARY STREET              PERTH AMBOY       NJ   08861       76,000.00
326-01   326   801138348   PACE SALVATORE                412 VENTNOR DRIVE            TOBYHANNA         PA   18466       29,600.00

                                                          Cut-off Date    First               Initial   Minimum   Maximum
                                                            Principal    Payment    Maturity  Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv    Account           Name                       Balance      Date        Date      Rate      Rate      Rate    Margin
-----------------------------------------------------------------------------------------------------------------------------------
326-01   326   801115841   QUINN CHARLES D                  156,000.00   12/01/98   11/01/28    7.875     6.875    13.875    4.500
326-01   326   801115866   JOHNSON KENNETH J                170,400.00   12/01/98   11/01/28   11.375    10.375    17.375    7.500
326-01   326   801116088   KIM KO WOON                      119,945.48   11/01/98   10/01/28    9.875     8.875    15.875    6.550
326-01   326   801116112   BRILEY LOREN A                    32,206.18   10/01/98   09/01/28   11.375    10.375    17.375    7.300
326-01   326   801116617   PINSCHMIDT NORMAN R               59,961.74   11/01/98   10/01/28    8.250     7.250    14.250    5.625
326-01   326   801116906   ZIMMERMAN SCOTT A                 71,655.00   12/01/98   11/01/28    8.375     7.375    14.375    5.000
326-01   326   801117169   WILLIAMS ALLAN C                 157,187.51   11/01/98   10/01/28   10.500     9.500    16.500    7.100
326-01   326   801117268   LINS MARTIN F                    169,000.00   11/01/98   10/01/28   12.875    11.875    18.875    8.750
326-01   326   801118118   TARTAGLIA ROBERT                 152,800.00   11/01/98   10/01/28   12.375    11.375    18.375    8.750
326-01   326   801118308   COOPERSMITH MELVIN               300,000.00   11/01/98   10/01/28   11.000    10.000    17.000    7.625
326-01   326   801118787   BEAVIN C WILLIAM                  80,750.00   11/01/98   10/01/28   11.875    10.875    17.875    8.000
326-01   326   801118829   DAVIS MONIQUE M                  328,679.76   11/01/98   10/01/28   11.000    10.000    17.000    8.375
326-01   326   801118845   CHRISTIAN RUDOLPH                124,000.00   12/01/98   11/01/28   10.000     9.000    16.000    6.875
326-01   326   801119116   CROSS DONALD L                    80,954.59   11/01/98   10/01/28    8.875     7.875    14.875    5.750
326-01   326   801119736   GOLDOVICH RICHARD                 68,000.00   11/01/98   10/01/28   11.875    10.875    17.875    8.000
326-01   326   801121294   WHITE LINDA                       48,000.00   11/01/98   10/01/28   11.375    10.375    17.375    7.500
326-01   326   801122607   BRANDIMARTE MATHEW D              87,722.72   11/01/98   10/01/28   11.625    10.625    17.625    8.000
326-01   326   801124629   GREGORY AMY JO                    56,784.62   11/01/98   10/01/28   12.250    11.250    18.250    9.125
326-01   326   801125337   WEAVER TABRINA                   123,250.00   11/01/98   10/01/28   11.125    10.125    17.125    7.000
326-01   326   801125535   AUKUSITINO PALEPO P              153,000.00   11/01/98   10/01/28    9.625     8.625    15.625    6.250
326-01   326   801125584   KREISER MICHAEL J                531,000.00   11/01/98   10/01/28    8.375     7.375    14.375    5.500
326-01   326   801125899   SMITH GENEVA B                    78,750.00   12/01/98   11/01/28   11.000    11.000    17.000    7.750
326-01   326   801126004   POPIELARCZYK JOSEPH               54,000.00   11/01/98   10/01/28    9.875     8.875    15.875    4.750
326-01   326   801126848   WALTON DENISE                    118,941.46   11/01/98   10/01/28    9.500     8.500    15.500    5.750
326-01   326   801127754   FAILLACE PAUL                     59,700.00   11/01/98   10/01/28    8.875     7.875    14.875    5.750
326-01   326   801127887   CRAIN WILLIAM                     24,000.00   12/01/98   11/01/28    9.625     8.625    15.625    5.500
326-01   326   801128026   LANDOU PHILIP H                   81,363.98   10/01/98   09/01/28   10.000     9.000    16.000    6.875
326-01   326   801128661   CHRISTIAN RUDOLPH                139,500.00   11/01/98   10/01/28   10.500     9.500    16.500    7.375
326-01   326   801128752   WILCOCK ERICA                     35,000.00   11/01/98   10/01/28   10.875     9.875    16.875    7.000
326-01   326   801128869   CERON CARLOS R                   120,710.35   10/01/98   09/01/28    9.500     8.500    15.500    6.875
326-01   326   801129172   HANSEN D ON JR                   128,100.00   12/01/98   11/01/28    8.625     8.625    14.625    5.875
326-01   326   801129693   FISHPAW JOHN J                    97,188.00   11/01/98   10/01/28   12.625    11.625    18.625    9.500
326-01   326   801129800   YOUNG GEARLINE D                 196,057.00   11/01/98   10/01/28   11.250    10.250    17.250    7.875
326-01   326   801130212   STOIAN CORNLIU                    99,872.02   10/01/98   09/01/28    8.250     7.250    14.250    4.750
326-01   326   801131046   POTTER WARREN                     58,500.00   11/01/98   10/01/28   12.000    12.000    18.000    8.725
326-01   326   801131871   LE VIEN T                         98,941.55   11/01/98   10/01/28   10.625     9.625    16.625    6.500
326-01   326   801132986   DOERMANN DAVID                   102,850.00   11/01/98   10/01/28   11.125    10.125    17.125    7.375
326-01   326   801133117   LARSON MARSHA                     68,000.00   11/01/98   10/01/28    9.500     8.500    15.500    6.625
326-01   326   801133125   JAMES GAYLE D                     37,600.00   11/01/98   10/01/28    9.625     9.625    15.625    6.875
326-01   326   801133463   BERUBE INGRID                     87,500.00   12/01/98   11/01/28   10.500     9.500    16.500    7.125
326-01   326   801133521   ENGELBRECHT TAMRA BETH           149,600.00   11/01/98   10/01/28   11.875    10.875    17.875    8.000
326-01   326   801133562   TIGCHELAAR JOSHUA                106,361.01   11/01/98   10/01/28   10.875     9.875    16.875    6.750
326-01   326   801133596   BERUBE ROBERT                    191,250.00   12/01/98   11/01/28   11.250    10.250    17.250    7.875
326-01   326   801134214   EDMONDS CHERYL P                  91,000.00   11/01/98   10/01/28    9.125     8.125    15.125    5.500
326-01   326   801134693   WADE ROBERT MICHAEL               80,750.00   11/01/98   10/01/28   10.750     9.750    16.750    7.250
326-01   326   801134958   LIPPS DAVID                      178,400.00   12/01/98   11/01/28    8.125     7.125    14.125    5.000
326-01   326   801135260   YERSKEY WILD RICHARD A           360,000.00   11/01/98   10/01/28   10.500     9.500    16.500    7.500
326-01   326   801135310   LOBIONDO ANTHONY                 155,000.00   11/01/98   10/01/28    8.875     7.875    14.875    5.500
326-01   326   801135716   DRAGICEVICH MICHAEL G             61,982.75   10/01/98   09/01/28   12.125    11.125    18.125    7.750
326-01   326   801135740   TEMPERATO LAWRENCE A              66,977.99   10/01/98   09/01/28   11.375    10.375    17.375    7.250
326-01   326   801135989   STAUB DALE L                      55,000.00   12/01/98   11/01/28    8.625     7.625    14.625    5.750
326-01   326   801136243   CLEMENTE EDWARD A                 89,900.00   12/01/98   11/01/28   11.500    10.500    17.500    7.500
326-01   326   801136268   AUSTIN CAESAR                     47,600.00   12/01/98   11/01/28   11.125    10.125    17.125    7.000
326-01   326   801137134   POVIO VINCENT L                  160,129.13   10/01/98   09/01/28   10.000     9.000    16.000    7.375
326-01   326   801137407   CANADY ANGELLA B                  98,100.00   11/01/98   10/01/28    9.625     8.625    15.625    6.250
326-01   326   801137902   PELLOT MIGUEL A                   76,000.00   11/01/98   10/01/28    7.500     6.500    13.500    4.250
326-01   326   801138348   PACE SALVATORE                    29,600.00   11/01/98   10/01/28    8.875     7.875    14.875    6.000

Alliance Funding                                                Page 6  11/24/98
A division of Superior Bank FSB

                     Sale Schedule A - Group 2, Sub-Pool IV
    1998-4 - Initial Pool of Adjustable Rate Mortgages - Settlement 11/24/98

                                                                                                                        Principal
                                                                                                             Zip       Balance at
Pool ID  Inv     Account           Name                          Address                 City         State  Code      Origination
-----------------------------------------------------------------------------------------------------------------------------------
326-01   326   801138553   WELLS THEODORE BUDD JR        129 SOUTH MAIN STREET        MEDFORD           NJ   08055       83,000.00
326-01   326   801139072   GOLDSMITH STEVEN E            29610 MIDDLEBELT #1301       FARMINGTON        MI   48334       87,000.00
326-01   326   801139155   SHARP JASON S                 3009 SOUTH FESTIVAL DRIVE    SALT LAKE C       UT   84120      124,200.00
326-01   326   801139197   TSIPENYUK SAMUEL L            19 SCOTT DRIVE               SOUTHAMPTON       PA   18966      316,000.00
326-01   326   801139221   ELLIS PEGGY                   6155-6157 WASHINGTON         BERKELY           MO   63134       46,000.00
326-01   326   801139296   CERON CARLOS R                2809 EAST TURNEY AVENUE      PHOENIX           AZ   85017      120,800.00
326-01   326   801139403   CASEY JOHN J                  222 OXFORD ROAD              KENILWORTH        IL   60043      340,000.00
326-01   326   801139411   METZGER ROBERT T              2174 W 105TH ST              CLEVELAND         OH   44102       54,400.00
326-01   326   801139569   WHERRY DARRYL                 14529 ORINOCO                E CLEVELAND       OH   44112       52,000.00
326-01   326   801139916   STRINGER GAIL M               7580 WOODVIEW 1              WESTLAND          MI   48185       53,500.00
326-01   326   801140278   OLIVARES SERGIO               2953 WEST 5775 SOUTH         ROY               UT   84067      104,400.00
326-01   326   801140377   DALLAS LEE                    3325 EAST 31ST AVENUE        DENVER            CO   80205       79,000.00
326-01   326   801140427   NORRIS LISA A                 STATE ROUTE 600              PALMYRA           VA   22963       85,850.00
326-01   326   801140625   BUSKIRK ALAN                  335-339 SUSQUEHANNA STREET   ALLENTOWN         PA   18103       58,400.00
326-01   326   801140716   BUTTNER INDREK                436 STEELE ROAD              NEW HARTFOR       CT   06057      297,500.00
326-01   326   801140732   COLGAN SUSAN                  10 COMANCHE DRIVE            MIDDLETOWN        NJ   07748      285,000.00
326-01   326   801140765   MARTIN LINDA M                16 JEFFERSON DRIVE           ACTON             MA   01720      298,000.00
326-01   326   801141185   PULLINGS ORRIN                116 11 148TH STREET          JAMAICA           NY   11436      136,000.00
326-01   326   801141367   CAVENDER MICHAEL R            2563 SOUTH ADAMS AVENUE      OGDEN             UT   84401      161,500.00
326-01   326   801142266   RISHER PORTIA M               424 ELTON STREET             BROOKLYN          NY   11208       81,500.00
326-01   326   801142688   FARRELL DAVID J               566 OQUIRRH AVENUE           TOOELE            UT   84074      116,800.00
326-01   326   801142910   JOHNSON RICHARD E             183 185 WEST STAFFORD ROAD   STAFFORD          CT   06076      100,000.00
326-01   326   801143074   VO MY NGA THI                 1314 19TH STREET COURT NE    GIG HARBOR        WA   98335      202,500.00
326-01   326   801143249   MUDARO MICHAEL                8850-51ST STREET             PINELLAS PA       FL   33782       56,800.00
326-01   326   801143371   MULQUEEN DENNIS M             LOT 27 POTATO CREEK BAY      SUMMERTON         SC   29148       70,400.00
326-01   326   801143603   SMILEY KENNETH                5801 ESTERO BOULEVARD        FORT MYERS        FL   33931      240,000.00
326-01   326   801143819   LOFTUS NICOLE M               474 SOUTH MONROE STREET      MIDVALE           UT   84047       90,000.00
326-01   326   801144148   POWELL CHARLES B              3386 BERTHA DRIVE            BALDWIN HAR       NY   11510      283,500.00
326-01   326   801144783   CAMPBELL VANESSA B            23930 BANBURY #7             WARRENSVILL       OH   44128       36,800.00
326-01   326   801145202   HARRIS LESA R                 RT 8 BOX 955                 MILLSBORO         DE   19966      102,850.00
326-01   326   801146291   SEXTON HAROLD                 9801 NORTH 9TH AVENUE        PHOENIX           AZ   85021       84,000.00
326-01   326   801146515   SILVER SHARI                  2302 HALE AVENUE             LOUISVILLE        KY   40210       38,500.00
326-01   326   801146713   JONES JODY                    1910 EAST 7200 SOUTH         SALT LAKE C       UT   84121      144,500.00
326-01   326   801146937   HARRISON CHERYL               4846 MYRTLEVIEW DRIVE N      MULBERRY          FL   33860       88,000.00
326-01   326   801147257   PRATT KENNETH R               1205 EAST 2550 NORTH         NORTH OGDEN       UT   84414      101,600.00
326-01   326   801147620   BROWN LISA                    834 93RD AVENUE              NAPLES            FL   34108       81,600.00
326-01   326   801147695   DO OANH                       6800 HIGH COUNTRY TRAIL      ARLINGTON         TX   76016       91,800.00
326-01   326   801148826   COLLINS JOHN L                10849 LONGWOOD DRIVE         CHICAGO           IL   60643      266,000.00
326-01   326   801149287   AVITIA ABRAHAM                1920 S ALBANY AVE            CHICAGO           IL   60623       69,700.00
326-01   326   801149725   SNYDER DAVID M                3312 BURGESS ROAD            CHESAPEAKE        MD   20732      102,400.00
326-01   326   801149931   BENNETT MARIE                 591 EAST COBBLESTONE DRIVE   MIDVALE           UT   84047      119,000.00
326-01   326   801151283   B0DILY JANELL                 6798 SOUTH BERULA CIRCLE     WEST JORDAN       UT   84084      119,700.00
326-01   326   801151291   LYONS CHRISTINE TRACY         135 NORTH 925 EAST           OGDEN             UT   84404       91,600.00
326-01   326   801151572   AUSTIN CHERYL A               408 SOUTH 15TH               RICHMOND          IN   47374       70,100.00
326-01   326   801152109   ALLISON CHARLOTTE             9300 MCKINNEY                DETROIT           MI   48224       50,000.00
326-01   326   801152562   MORGAN KENT D                 2600 LANCASTER ROAD          GRANVILLE         OH   43023      360,000.00
326-01   326   801152596   THOMAS EARL W                 3952 SAM KEEN RD             LAKE WALES        FL   33853      275,000.00
326-01   326   801153297   GUINN DIANE                   28-30 N EASTERN              INDPLS            IN   46201       63,400.00
326-01   326   801153420   EHLER SCOTT D                 25291 GOLDEN GATE CANYON R   GOLDEN            CO   80403      229,500.00
326-01   326   801153768   HENRY NIAMBI                  967 BROOKLYN AVENUE          BROOKLYN          NY   11203      132,000.00
326-01   326   801154675   WILCOX LEESA                  2569 WEST MARION DRIVE       WEST JORDAN       UT   84084      212,500.00
326-01   326   801155193   HOLTZINGER REX A              40 MILLER LANE               WINDSOR           PA   17866       93,500.00
326-01   326   801155276   KELLER RONALD A               10620 SW 138TH ST            MIAMI             FL   33176      225,000.00
326-01   326   801155607   BOYER HAROLD W                107 TRIESTE STREET           BUTLER            PA   16063       45,900.00
326-01   326   801155672   BARNES JOANNE                 1303 FOREST GLEN ROAD        SILVER SPRI       MD   20901      153,600.00
326-01   326   801155813   MARTIN JAMES                  417 WEST TURNER STREET       ALLENTOWN         PA   18102       82,500.00
326-01   326   801156100   ABDELHAQ SAMIR                18 STRAUSS STREET            STATEN ISLA       NY   10305      258,300.00

                                                          Cut-off Date    First               Initial   Minimum   Maximum
                                                            Principal    Payment    Maturity  Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv    Account           Name                       Balance      Date        Date      Rate      Rate      Rate    Margin
-----------------------------------------------------------------------------------------------------------------------------------
326-01   326   801138553   WELLS THEODORE BUDD JR            82,980.48   11/01/98   10/01/28   12.875    11.875    18.875    9.500
326-01   326   801139072   GOLDSMITH STEVEN E                87,000.00   11/01/98   10/01/28   10.750     9.750    16.750    7.375
326-01   326   801139155   SHARP JASON S                    124,200.00   11/01/98   10/01/28    9.625     8.625    15.625    6.250
326-01   326   801139197   TSIPENYUK SAMUEL L               315,893.31   11/01/98   10/01/28   11.250    10.250    17.250    7.500
326-01   326   801139221   ELLIS PEGGY                       45,953.37   11/01/98   10/01/28    9.375     8.375    15.375    6.000
326-01   326   801139296   CERON CARLOS R                   120,705.76   10/01/98   09/01/28    9.250     8.250    15.250    6.875
326-01   326   801139403   CASEY JOHN J                     340,000.00   11/01/98   10/01/28   10.125     9.125    16.125    6.625
326-01   326   801139411   METZGER ROBERT T                  54,400.00   11/01/98   10/01/28   11.375    10.375    17.375    7.500
326-01   326   801139569   WHERRY DARRYL                     52,000.00   12/01/98   11/01/28   11.875    10.875    17.875    8.000
326-01   326   801139916   STRINGER GAIL M                   53,500.00   11/01/98   10/01/28    9.000     8.000    15.000    5.500
326-01   326   801140278   OLIVARES SERGIO                  104,329.95   11/01/98   10/01/28   10.000     9.000    16.000    7.375
326-01   326   801140377   DALLAS LEE                        79,000.00   11/01/98   10/01/28    8.375     7.375    14.375    5.750
326-01   326   801140427   NORRIS LISA A                     85,850.00   11/01/98   10/01/28    9.750     8.750    15.750    6.250
326-01   326   801140625   BUSKIRK ALAN                      58,400.00   11/01/98   10/01/28   11.250    10.250    17.250    7.500
326-01   326   801140716   BUTTNER INDREK                   297,500.00   11/01/98   10/01/28   10.875     9.875    16.875    7.500
326-01   326   801140732   COLGAN SUSAN                     284,692.34   08/01/98   07/01/28   11.000    10.000    17.000    7.375
326-01   326   801140765   MARTIN LINDA M                   297,859.06   09/01/98   08/01/28   12.875    11.875    18.875    9.250
326-01   326   801141185   PULLINGS ORRIN                   135,792.34   09/01/98   08/01/28    9.375     8.375    15.375    6.000
326-01   326   801141367   CAVENDER MICHAEL R               161,500.00   12/01/98   11/01/28   11.125    10.125    17.125    7.375
326-01   326   801142266   RISHER PORTIA M                   81,500.00   11/01/98   10/01/28   11.250    10.250    17.250    7.875
326-01   326   801142688   FARRELL DAVID J                  116,800.00   11/01/98   10/01/28   11.875    10.875    17.875    8.000
326-01   326   801142910   JOHNSON RICHARD E                100,000.00   11/01/98   10/01/28    8.750     7.750    14.750    5.750
326-01   326   801143074   VO MY NGA THI                    202,260.02   11/01/98   10/01/28    8.625     7.625    14.625    5.750
326-01   326   801143249   MUDARO MICHAEL                    56,800.00   12/01/98   11/01/28    8.375     7.375    14.375    5.000
326-01   326   801143371   MULQUEEN DENNIS M                 70,400.00   12/01/98   11/01/18   10.000     9.000    16.000    6.500
326-01   326   801143603   SMILEY KENNETH                   240,000.00   12/01/98   11/01/28    8.000     7.000    14.000    5.000
326-01   326   801143819   LOFTUS NICOLE M                   90,000.00   11/01/98   10/01/28    9.625     8.625    15.625    6.250
326-01   326   801144148   POWELL CHARLES B                 283,371.20   11/01/98   10/01/28    9.875     8.875    15.875    6.625
326-01   326   801144783   CAMPBELL VANESSA B                36,800.00   11/01/98   10/01/28   12.375    11.375    18.375    8.750
326-01   326   801145202   HARRIS LESA R                    102,806.87   11/01/98   10/01/28   10.250     9.250    16.250    6.250
326-01   326   801146291   SEXTON HAROLD                     84,000.00   11/01/98   10/01/28    9.000     8.000    15.000    5.875
326-01   326   801146515   SILVER SHARI                      38,500.00   11/01/98   10/01/28   11.250    10.250    17.250    8.250
326-01   326   801146713   JONES JODY                       144,500.00   11/01/98   10/01/28    8.375     7.375    14.375    5.000
326-01   326   801146937   HARRISON CHERYL                   88,000.00   12/01/98   11/01/28    9.625     8.625    15.625    6.000
326-01   326   801147257   PRATT KENNETH R                  101,600.00   11/01/98   10/01/28   12.750    11.750    18.750    9.125
326-01   326   801147620   BROWN LISA                        81,600.00   12/01/98   11/01/28   11.375    10.375    17.375    7.500
326-01   326   801147695   DO OANH                           91,800.00   11/01/98   10/01/28    9.250     8.250    15.250    5.500
326-01   326   801148826   COLLINS JOHN L                   266,000.00   11/01/98   10/01/28   10.875     9.875    16.875    7.500
326-01   326   801149287   AVITIA ABRAHAM                    69,700.00   12/01/98   11/01/28   10.875     9.875    16.875    7.875
326-01   326   801149725   SNYDER DAVID M                   102,400.00   11/01/98   10/01/28   13.000    12.000    19.000    9.375
326-01   326   801149931   BENNETT MARIE                    119,000.00   11/01/98   10/01/28   11.125    10.125    17.125    7.000
326-01   326   801151283   B0DILY JANELL                    119,700.00   11/01/98   10/01/28    9.125     8.125    15.125    6.250
326-01   326   801151291   LYONS CHRISTINE TRACY             91,600.00   11/01/98   10/01/28   12.625    11.625    18.625    9.500
326-01   326   801151572   AUSTIN CHERYL A                   70,039.36   12/01/98   11/01/28   10.125     9.125    16.125    6.500
326-01   326   801152109   ALLISON CHARLOTTE                 50,000.00   12/01/98   11/01/28   11.250    10.250    17.250    7.500
326-01   326   801152562   MORGAN KENT D                    360,000.00   12/01/98   11/01/28    8.750     7.750    14.750    5.000
326-01   326   801152596   THOMAS EARL W                    275,000.00   11/01/98   10/01/28    9.500     8.500    15.500    7.250
326-01   326   801153297   GUINN DIANE                       63,400.00   11/01/98   10/01/28    9.625     8.625    15.625    6.250
326-01   326   801153420   EHLER SCOTT D                    229,408.80   11/01/98   10/01/28   10.500     9.500    16.500    7.375
326-01   326   801153768   HENRY NIAMBI                     131,903.15   08/01/98   07/01/28   12.750    11.750    18.750    9.125
326-01   326   801154675   WILCOX LEESA                     212,500.00   11/01/98   10/01/28   11.125    10.125    17.125    7.000
326-01   326   801155193   HOLTZINGER REX A                  93,457.52   11/01/98   10/01/28    9.875     8.875    15.875    6.750
326-01   326   801155276   KELLER RONALD A                  224,924.04   11/01/98   10/01/28   11.250    10.250    17.250    7.750
326-01   326   801155607   BOYER HAROLD W                    45,900.00   12/01/98   11/01/18   11.375    10.375    17.375    6.750
326-01   326   801155672   BARNES JOANNE                    153,600.00   12/01/98   11/01/28   11.875    10.875    17.875    8.000
326-01   326   801155813   MARTIN JAMES                      82,500.00   11/01/98   10/01/28   10.125     9.125    16.125    6.350
326-01   326   801156100   ABDELHAQ SAMIR                   258,300.00   12/01/98   11/01/28   10.125     9.125    16.125    6.625

Alliance Funding                                                Page 7  11/24/98
A division of Superior Bank FSB

                     Sale Schedule A - Group 2, Sub-Pool IV
    1998-4 - Initial Pool of Adjustable Rate Mortgages - Settlement 11/24/98

                                                                                                                        Principal
                                                                                                             Zip       Balance at
Pool ID  Inv     Account           Name                          Address                 City         State  Code      Origination
-----------------------------------------------------------------------------------------------------------------------------------
326-01   326   801156977   SULLIVAN JOSEPH M             1903 S HELENA ST UNIT A      AURORA            CO   80013       96,255.00
326-01   326   801157116   ANDERSON HERMAN A             910 WEST HALLUM UNIT 2       ASPEN             CO   81611      209,000.00
326-01   326   801157504   ROWLAND ROBERT J              21000 MORRIS AVENUE          EUCLID            OH   44123       89,100.00
326-01   326   801157546   ORDONEZ ROSA                  1220 HERKIMER STREET         BROOKLYN          NY   11233      175,500.00
326-01   326   801157629   CLARKE PETER E                15758 SWEETWATER CREEK       HOUSTON           TX   77095      134,300.00
326-01   326   801157710   HERNANDEZ PEDRO               14 VAN WAGENEN STREET        NEWARK            NJ   07104       32,000.00
326-01   326   801158031   DENNIS LEONARD III            4207 ASTWOOD CIRCLE          HOUSTON           TX   77068      292,000.00
326-01   326   801159427   JONES JERRY                   629 OSBORNE AVENUE           RIVERHEAD         NY   11901       80,800.00
326-01   326   801159690   BELL MICHAEL D                2641 E 110TH ST              CLEVELAND         OH   44104       59,400.00
326-01   326   801159997   KATO JUDY                     3532 SOUTHWEST 15TH PLACE    CAPE CORAL        FL   33914       64,000.00
326-01   326   801160060   GALVANI DAVID A               8668 WEST JACKSON CREEK RD   SEDALIA           CO   80135      182,700.00
326-01   326   801160094   DARASH RAY                    17937 KINGSWOOD DR           BAINBRIDGE        OH   44023      238,000.00
326-01   326   801160474   SOHOLT MARTIN A               149 EAST 135 SOUTH           MANTUA            UT   84324      157,500.00
326-01   326   801161019   NEVRADAKIS ZOE                25 02 DITMARS BOULEVARD      ASTORIA           NY   11105      282,200.00
326-01   326   801161142   THATCHER MELISSA A            204 JORDAN DRIVE             YORK              SC   29745       92,000.00
326-01   326   801161464   VO ANH NGOC                   6225 CASCADE CIRCLE          WATAUGA           TX   76148       68,400.00
326-01   326   801161498   TAYLOR ROZELL                 308 NORTHERN AVE             INDIANAPOLI       IN   46208       51,000.00
326-01   326   801161613   FRALEY WILLIAM J              237 HINMAN AVENUE            COLUMBUS          OH   43207       72,100.00
326-01   326   801161795   MEMENGA MICHAEL G             2549 SPORTSMAN CLUB RD       BOURBONNAIS       IL   60914      110,500.00
326-01   326   801162298   SANCHEZ GABRIEL               12119 MUSTANG MESA DRIVE     BUDA              TX   78610       83,300.00
326-01   326   801162355   HUYNH TAM VAN                 212 CHASMIER WAY             FORT WORTH        TX   76134       59,850.00
326-01   326   801162991   ENGLISH RICHARD A             2724 ABILENE DRIVE           CHEVY CHASE       MD   20815      359,100.00
326-01   326   801163072   HAND DALE R                   8413 BLOOMFIELD DRIVE        SURFSIDE B        SC   29575       88,000.00
326-01   326   801163783   ELLIOTT BRIAN J               1681 MURRAY STREET           FORTY FORT        PA   18704       49,693.00
326-01   326   801164161   SORENSEN GARY                 2458 NORTH 840 WEST          CLINTON           UT   84015      109,650.00
326-01   326   801164369   ROBLES STANLEY L              507 WEST FOUNTAIN CIRCLE     MURRAY            UT   84107      103,700.00
326-01   326   801164799   KHATIB MANSOUR A              28838 NORTH 49TH WAY         PHOENIX           AZ   85331      206,250.00
326-01   326   801165010   O'DONOGHUE JOHN               825 BROADWAY                 CHELSEA           MA   02150       54,750.00
326-01   326   801165069   LYNN ANTHONY                  42 SUNSET DRIVE              ENGLEWOOD         CO   80110      910,000.00
326-01   326   801165291   CATLETT FLOARD C              5003 MT ZION RD              HURLOCK           MD   21613      112,200.00
326-01   326   801165630   BERNER ALAN                   1324 TOWNLINE                AUBURN            MI   48611       89,200.00
326-01   326   801165663   KITTRELL TONY LEE             118 BUCKRIDGE DRIVE          ORANGEBURG        TX   29115       47,855.00
326-01   326   801167487   HUFFMAN MICHAEL E             2601 N SICKLE ROAD           INDPLS            IN   46219       56,015.00
326-01   326   801168550   DEWITT STEVEN R               10085 SOUTH SHETLAND CIRCL   SOUTH JORDA       UT   84095      137,200.00
326-01   326   801168881   BURKETT JEREMY A              1446 GILPIN STREET # 7       DENVER            CO   80218       89,250.00
326-01   326   801169145   HARRIMAN NATHAN               23 MAPLE STREET              SCITUATE          MA   02066      240,000.00
326-01   326   801169186   WARDEN PATRICK J              9006 MC VICKER AVE           MORTON GROV       IL   60053      177,900.00
326-01   326   801169541   CAVENDER MICHAEL R            2557 SOUTH ADAMS AVENUE      OGDEN             UT   84401      142,500.00
326-01   326   801170333   DAVIS MELAINE L               4022 VIOLET                  MATTESON          IL   60443      111,900.00
326-01   326   801170598   COLEMAN ROSALIND              17405 LONGFELLOW AVE         HAZEL CREST       IL   60479       93,500.00
326-01   326   801170747   BALDWIN THOMAS J              11932 SOUTH STATE ST         CHICAGO           IL   60628       87,700.00
326-01   326   801170986   FOX TAMMI L                   141 WEST DURFEE              GRANTSVILLE       UT   84029       97,750.00
326-01   326   801171174   YOUNG MARTIN L                23011 PIPER                  EASTPOINTE        MI   48021       67,200.00
326-01   326   801171380   MITCHELL CLARENCE             4110 APAPAHOE ROAD           WILSON            NC   27893       88,200.00
326-01   326   801172248   MURRAY STACY GLENN            371 CARPENTER AVENUE         OSTEEN            FL   32764       56,800.00
326-01   326   801172768   MILES ALLEN R                 1542 CR 3415                 WILLS POINT       TX   75169      117,000.00
326-01   326   801173451   MARTIN JAMES                  419 WEST TURNER STREET       ALLENTOWN         PA   18102       70,000.00
326-01   326   801174335   FIFE DENNIS                   144 EVELYN AVE               LUCASVILLE        OH   45648       46,400.00
326-01   326   801175597   GILBERT JAY VAN               304 WINSTON STREET           PITTSBURGH        PA   15207       46,800.00
326-01   326   801176108   VAUGHN DANELLE                148 JESTER CIRCLE            LONGVIEW          TX   75604       62,100.00
326-01   326   801176678   SOWEIDAN HABIB A              4445 WEST THAYN DRIVE        WEST VALLEY       UT   84120      139,500.00
326-01   326   801176926   CRAWFORD SAMUEL               966 27TH STREET              OGDEN             UT   84403       58,000.00
326-01   326   801177478   MILLER DAVID V                669 GROVE STREET             NEENAH            WI   54956       51,200.00
326-01   326   801178179   SMITH LENDON                  2748 MATTHEWS AVENUE         BRONX             NY   10451      221,000.00
326-01   326   801178203   KAKALAHIVA HAFOKA             1217 WEST WASATCH AVENUE     SALT LAKE C       UT   84104      103,700.00
326-01   326   801180126   HICKS ROBERT THOMAS           380 WILTON SPRINGS ROAD      NEWPORT           TN   37821       56,000.00
326-01   326   801180159   FRAZIER CALVIN                9218 S SAGINAW               CHICAGO           IL   60617       74,800.00

                                                          Cut-off Date    First               Initial   Minimum   Maximum
                                                            Principal    Payment    Maturity  Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv    Account           Name                       Balance      Date        Date      Rate      Rate      Rate    Margin
-----------------------------------------------------------------------------------------------------------------------------------
326-01   326   801156977   SULLIVAN JOSEPH M                 96,216.75   11/01/98   10/01/28   10.500     9.500    16.500    7.375
326-01   326   801157116   ANDERSON HERMAN A                209,000.00   11/01/98   10/01/28    9.875     8.875    15.875    7.000
326-01   326   801157504   ROWLAND ROBERT J                  89,100.00   12/01/98   11/01/28    8.375     7.375    14.375    5.750
326-01   326   801157546   ORDONEZ ROSA                     175,500.00   12/01/98   11/01/28   10.250     9.250    16.250    7.125
326-01   326   801157629   CLARKE PETER E                   134,300.00   11/01/98   10/01/28   10.625     9.625    16.625    7.000
326-01   326   801157710   HERNANDEZ PEDRO                   31,991.81   11/01/98   10/01/28   12.500    11.500    18.500    9.000
326-01   326   801158031   DENNIS LEONARD III               292,000.00   12/01/98   11/01/28    7.875     6.875    13.875    5.000
326-01   326   801159427   JONES JERRY                       80,800.00   12/01/98   11/01/28   11.375    10.375    17.375    7.500
326-01   326   801159690   BELL MICHAEL D                    59,339.77   12/01/98   11/01/28    9.375     8.375    15.375    6.000
326-01   326   801159997   KATO JUDY                         64,000.00   12/01/98   11/01/28   11.375    10.375    17.375    7.500
326-01   326   801160060   GALVANI DAVID A                  182,700.00   11/01/98   10/01/28    9.625     8.625    15.625    6.250
326-01   326   801160094   DARASH RAY                       237,695.44   11/02/98   10/02/28    8.250     7.250    14.250    5.000
326-01   326   801160474   SOHOLT MARTIN A                  157,500.00   12/01/98   11/01/28   10.500     9.500    16.500    7.375
326-01   326   801161019   NEVRADAKIS ZOE                   282,200.00   11/01/98   10/01/28    9.875     8.875    15.875    7.000
326-01   326   801161142   THATCHER MELISSA A                92,000.00   12/01/98   11/01/28   10.875     9.875    16.875    7.250
326-01   326   801161464   VO ANH NGOC                       68,400.00   12/01/98   11/01/28    9.250     8.250    15.250    5.500
326-01   326   801161498   TAYLOR ROZELL                     50,966.34   11/01/98   10/01/28   11.375    10.375    17.375    7.250
326-01   326   801161613   FRALEY WILLIAM J                  72,100.00   11/01/98   10/01/28   11.250    10.250    17.250    7.875
326-01   326   801161795   MEMENGA MICHAEL G                110,464.68   11/01/98   10/01/28   11.500    10.500    17.500    8.125
326-01   326   801162298   SANCHEZ GABRIEL                   83,300.00   12/01/98   11/01/28    9.875     8.875    15.875    6.250
326-01   326   801162355   HUYNH TAM VAN                     59,850.00   11/01/98   10/01/28    8.500     8.500    14.500    5.500
326-01   326   801162991   ENGLISH RICHARD A                359,100.00   12/01/98   11/01/28    8.500     7.500    14.500    6.250
326-01   326   801163072   HAND DALE R                       88,000.00   12/01/98   11/01/18   12.250    11.250    18.250    8.500
326-01   326   801163783   ELLIOTT BRIAN J                   49,693.00   11/01/98   10/01/28   11.500    10.500    17.500    7.875
326-01   326   801164161   SORENSEN GARY                    109,650.00   11/01/98   10/01/28   11.125    10.125    17.125    7.000
326-01   326   801164369   ROBLES STANLEY L                 103,700.00   11/01/98   10/01/28   11.250    10.250    17.250    7.875
326-01   326   801164799   KHATIB MANSOUR A                 206,153.77   11/01/98   10/01/28    9.750     8.750    15.750    6.375
326-01   326   801165010   O'DONOGHUE JOHN                   54,725.13   11/01/98   10/01/28    9.875     8.875    15.875    6.250
326-01   326   801165069   LYNN ANTHONY                     910,000.00   11/01/98   10/01/28    7.625     6.625    13.625    4.750
326-01   326   801165291   CATLETT FLOARD C                 112,200.00   11/01/98   10/01/28    7.875     6.875    13.875    4.250
326-01   326   801165630   BERNER ALAN                       89,200.00   12/01/98   11/01/28   12.000    11.000    18.000    8.125
326-01   326   801165663   KITTRELL TONY LEE                 47,855.00   12/01/98   11/01/28   11.000    10.000    17.000    7.500
326-01   326   801167487   HUFFMAN MICHAEL E                 56,015.00   12/01/98   11/01/28   11.125    10.125    17.125    7.000
326-01   326   801168550   DEWITT STEVEN R                  137,200.00   12/01/98   11/01/28   11.875    10.875    17.875    8.000
326-01   326   801168881   BURKETT JEREMY A                  89,138.67   12/01/98   11/01/28    8.375     7.375    14.375    5.750
326-01   326   801169145   HARRIMAN NATHAN                  240,000.00   11/01/98   10/01/28    6.750     6.750    12.750    4.250
326-01   326   801169186   WARDEN PATRICK J                 177,900.00   12/01/98   11/01/28   11.875    10.875    17.875    8.000
326-01   326   801169541   CAVENDER MICHAEL R               142,500.00   12/01/98   11/01/28   10.375     9.375    16.375    7.125
326-01   326   801170333   DAVIS MELAINE L                  111,900.00   11/01/98   10/01/28   13.125    12.125    19.125    9.500
326-01   326   801170598   COLEMAN ROSALIND                  93,500.00   12/01/98   11/01/28   12.375    11.375    18.375    8.500
326-01   326   801170747   BALDWIN THOMAS J                  87,700.00   12/01/98   11/01/28   11.750    10.750    17.750    8.500
326-01   326   801170986   FOX TAMMI L                       97,750.00   12/01/98   11/01/28   10.250     9.250    16.250    6.250
326-01   326   801171174   YOUNG MARTIN L                    67,200.00   12/01/98   11/01/28    8.875     8.875    14.875    6.125
326-01   326   801171380   MITCHELL CLARENCE                 88,200.00   11/01/98   10/01/28    9.625     8.625    15.625    6.250
326-01   326   801172248   MURRAY STACY GLENN                56,800.00   11/01/98   10/01/28   11.625    10.625    17.625    8.000
326-01   326   801172768   MILES ALLEN R                    117,000.00   12/01/98   11/01/28    8.875     7.875    14.875    6.250
326-01   326   801173451   MARTIN JAMES                      70,000.00   11/01/98   10/01/28   10.500     9.500    16.500    6.750
326-01   326   801174335   FIFE DENNIS                       46,360.85   12/01/98   11/01/28   12.125    11.125    18.125    8.250
326-01   326   801175597   GILBERT JAY VAN                   46,800.00   12/01/98   11/01/28   11.375    10.375    17.375    8.000
326-01   326   801176108   VAUGHN DANELLE                    62,100.00   11/01/98   10/01/28    8.875     7.875    14.875    5.750
326-01   326   801176678   SOWEIDAN HABIB A                 139,500.00   11/01/98   10/01/28    9.625     8.625    15.625    6.250
326-01   326   801176926   CRAWFORD SAMUEL                   58,000.00   12/01/98   11/01/28   10.500     9.500    16.500    7.125
326-01   326   801177478   MILLER DAVID V                    51,200.00   12/01/98   11/01/28   11.875    10.875    17.875    8.000
326-01   326   801178179   SMITH LENDON                     221,000.00   11/01/98   10/01/28   10.375     9.375    16.375    6.750
326-01   326   801178203   KAKALAHIVA HAFOKA                103,589.20   11/01/98   10/01/28   11.125    10.125    17.125    7.000
326-01   326   801180126   HICKS ROBERT THOMAS               56,000.00   11/01/98   10/01/28   12.625    11.625    18.625    9.500
326-01   326   801180159   FRAZIER CALVIN                    74,774.04   11/01/98   10/01/28   11.125    10.125    17.125    7.375

Alliance Funding                                                Page 8  11/24/98
A division of Superior Bank FSB

                     Sale Schedule A - Group 2, Sub-Pool IV
    1998-4 - Initial Pool of Adjustable Rate Mortgages - Settlement 11/24/98

                                                                                                                        Principal
                                                                                                             Zip       Balance at
Pool ID  Inv     Account           Name                          Address                 City         State  Code      Origination
-----------------------------------------------------------------------------------------------------------------------------------
326-01   326   801180258   WALKER JON ROBIN              3648 DOWNERS DRIVE           DOWNERS GRO       IL   60515      243,900.00
326-01   326   801181710   LUTZ STANLEY J                112 POMPTON AVENUE           VERONA            NJ   07044      168,000.00
326-01   326   801182049   LAMB ROXANNA                  22 SMITH DAIRY ROAD          COLUMBUS          NC   28722       50,150.00
326-01   326   801182775   BELLO JAMES D                 26231 HILL ROAD              RUTHER GLEN       VA   22546       90,000.00
326-01   326   801183955   BRADER ROBERT H               12678 NORTH 113TH WAY        SCOTTSDALE        AZ   85259      295,000.00
326-01   326   801184268   ONU JEROME N                  7232 RADBOURNE ROAD          UPPER DARBY       PA   19082       52,000.00
326-01   326   801184599   LAIR BRUCE B                  1815 HAY TERRACE             EASTON            PA   18042       48,800.00
326-01   326   801185331   NAPOLITANO LISA A             838 SOUTH 2ND STREET         PHILADELPHI       PA   19147       40,000.00
326-01   326   801185620   BROWN ETHEL B                 2964 HALL AVENUE             GRAND JUNCT       CO   81504       48,000.00
326-01   326   801186933   DAVIS ALFRED G                295 299 301 PEQUONOCK AVE    BRIDGEPORT        CT   06604       62,100.00
326-01   326   801189770   PASCUAL PRODE P               11550 EAST 183RD STREET      ARTESIA           CA   90701      572,950.00
326-01   326   801190042   BATTISTI JOHN B               408 HARRISVILLE ROAD         HARRISVILLE       UT   84404      130,000.00
326-01   326   801190240   DIMODUGNO NICHOLAS            21 JUNIPER ROAD              MASTIC            NY   11950       68,000.00
326-01   326   801190349   ROSARIO ELVIO DEL C           142 144 BABCOCK STREET       PROVIDENCE        RI   02905       72,000.00
326-01   326   801191511   DAVIS JANICE M                26302 BUCKTHORN ROAD         BEDFORD HTS       OH   44146       72,000.00
326-01   326   801192105   ANYABWILE AYI                 2123 NC HIGHWAY 54 WEST      CHAPEL HILL       NC   27516      148,325.00
326-01   326   801192758   KAMARER PAUL JAMES            4328 NEW HAMPSHIRE DRIVE     HARRISBURG        PA   17112      105,400.00
326-01   326   801192766   EDWARDS DEBORAH               11532 SOUTH BRAMBLEBERRY     DRAPER            UT   84020      200,000.00
326-01   326   801193327   CASTILLO RAMON JR             710 PROSPECT DRIVE           COLORADO SP       CO   80910       55,200.00
326-01   326   801194002   STOTTS BRIAN W                4215 EAST BAY DRIVE #301     CLEARWATER        FL   33764       28,050.00
326-01   326   801194192   JARMAN BRETT D                15454 NORTH 13TH AVENUE      PHOENIX           AZ   85023      167,450.00
326-01   326   801194507   BURKETT MATTHEW               1446 GILPIN STREET APT 2     DENVER            CO   80218       95,200.00
326-01   326   801196148   BANKHEAD LATOYIA N            9921 SOPHIA AVE              CLEVELAND         OH   44104       40,000.00
326-01   326   801196171   HAYWARD CATHERINE E           1059 WHISTLE DR              AUSTELL           GA   30106       90,750.00
326-01   326   801196908   ECKENRODE KEITH W             96 PIPESTEM ROAD             SLIPPERY R        PA   16057       85,850.00
326-01   326   801197112   BREWER FRANCIS M              2 HOLBERT EXTENSION          MOUNTAIN HO       NC   28758       85,000.00
326-01   326   801197575   DIAZ HUMBERTO                 1520 WEST COCHISE DRIVE      PHOENIX           AZ   85021       68,150.00
326-01   326   801197856   CAMACHO HUMBERTO              808 ELSMERE PLACE            BRONX             NY   10460      227,873.00
326-01   326   801198326   SOSA NEDSKY B                 804 27TH STREET              UNION CITY        NJ   07087      119,000.00
326-01   326   801198987   MCCLAIN MICHAEL RAY           780 REDMOND CT               CONWAY            SC   29536      102,550.00
326-01   326   801200775   GATES BRIDGET D               19408 40TH PLACE             DENVER            CO   80249      144,000.00
326-01   326   801201120   MCLEMORE ISAAC B              2647 EAST REDWOOD LANE       PHOENIX           AZ   85048       99,900.00
326-01   326   801201195   CONNORS COLLEEN D             1001 PAGE AVENUE             WILMINGTON        NC   28403       77,310.00
326-01   326   801201625   MALONEY THOMAS W III          15 GREENRIDGE DRIVE          MONTVILLE         NJ   07045      167,000.00
326-01   326   801204827   STUART JEFFREY                13451 NORTH 93RD WAY         SCOTTSDALE        AZ   85260      234,400.00
326-01   326   801204942   KUPPEL WILLIAM P              22 SOUTH LEEDS POINT ROAD    GALLOWAY TO       NJ   08201      132,000.00
326-01   326   801204975   CENTENO JAVIER                5423 W 24TH PL               CICERO            IL   60804      105,600.00
326-01   326   801205691   ONEIL THOMAS                  17623 DANSVILLE DRIVE        BROOKSVILLE       FL   34610      139,000.00
326-01   326   801205840   ROWE PAUL D                   361 SUSQUEHANNA AVENUE       EXETER            PA   18643       55,890.00
326-01   326   801206335   HAGANS CATHERINE              153 MANGUM DRIVE             WENDELL           NC   27591       63,200.00
326-01   326   801207267   GRAY GARY LEE                 1424 WEST COLLEGE AVENUE     YORK              PA   17404       68,700.00
326-01   326   801207572   MASE RUSSELL                  5306 SOUTH HAZELTON LANE     TEMPE             AZ   85283       97,500.00
326-01   326   801208059   REVELLO AVA                   609 EAST 40TH STREET         BROOKLYN          NY   11236      145,600.00
326-01   326   801208497   HOLMQUIST JOHN E              1891 93 W 45TH               CLEVELAND         OH   44102       82,400.00
326-01   326   801209347   JOSEPH RUTH E                 736 WAGNER STREET            DEARBORN          MI   48124      144,000.00
326-01   326   801211764   HILL THOMAS A                 4868 GOODYEAR DR             TROTWOOD          OH   45406       63,750.00
326-01   326   801211988   PATTERSON LORELL              2825 EAST 17TH STREET        INDIANAPOLI       IN   46201       41,650.00
326-01   326   801212069   LEMASTERS TIMOTHY L           419 NORTH BRADLEY            INDIANAPOLI       IN   46201       48,450.00
326-01   326   801212119   SIMS MICHAEL J                44 SOUTH BRADLEY             INDIANAPOLI       IN   46201       59,500.00
326-01   326   801212283   EATON GLENDA                  14968 NORTH 85TH DRIVE       PEORIA            AZ   85381       90,000.00
326-01   326   801213950   BALLEW JOSEPH A               822 WEST CLEVELAND           HARTFORD CI       IN   47348       44,800.00
326-01   326   801214974   SIMPSON CRAIG E               15001 NORTH 15TH DRIVE       PHOENIX           AZ   85023      499,900.00
326-01   326   801215450   ROBINSON WILLIAM W            3123 ELIZABETH STREET        CLERMONT          IN   46234       57,600.00
326-01   326   801215864   SMITH JANE F                  181 EAST 700 SOUTH           ST GEORGE         UT   84770       96,800.00
326-01   326   801215963   PATASCE VICTOR J              901 SAINT ANN DRIVE          STREET            MD   21154      335,000.00
326-01   326   801215997   ROBERSON TINA M               11208 WOODSTOCK RD           CLEVELAND         OH   44105       59,500.00
326-01   326   801216995   COOPER ALFONZA                2602 SHOREHAM DRIVE          DURHAM            NC   27707      193,000.00

                                                          Cut-off Date    First               Initial   Minimum   Maximum
                                                            Principal    Payment    Maturity  Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv    Account           Name                       Balance      Date        Date      Rate      Rate      Rate    Margin
-----------------------------------------------------------------------------------------------------------------------------------
326-01   326   801180258   WALKER JON ROBIN                 243,900.00   12/01/98   11/01/28   12.000    11.000    18.000    8.125
326-01   326   801181710   LUTZ STANLEY J                   168,000.00   12/01/98   11/01/28    8.500     7.500    14.500    5.000
326-01   326   801182049   LAMB ROXANNA                      50,150.00   12/01/98   11/01/13   10.750     9.750    16.750    7.000
326-01   326   801182775   BELLO JAMES D                     90,000.00   12/01/98   11/01/28    9.625     8.625    15.625    6.250
326-01   326   801183955   BRADER ROBERT H                  294,786.48   11/01/98   10/01/28    7.625     6.625    13.625    4.750
326-01   326   801184268   ONU JEROME N                      52,000.00   12/01/98   11/01/28   11.250    10.250    17.250    7.500
326-01   326   801184599   LAIR BRUCE B                      48,800.00   12/01/98   11/01/28   11.250    10.250    17.250    7.500
326-01   326   801185331   NAPOLITANO LISA A                 40,000.00   11/01/98   10/01/28    8.250     7.250    14.250    4.500
326-01   326   801185620   BROWN ETHEL B                     48,000.00   12/01/98   11/01/13   10.625     9.625    16.625    7.750
326-01   326   801186933   DAVIS ALFRED G                    62,100.00   12/01/98   11/01/28   10.500     9.500    16.500    6.875
326-01   326   801189770   PASCUAL PRODE P                  572,950.00   12/01/98   11/01/28    9.250     8.250    15.250    6.250
326-01   326   801190042   BATTISTI JOHN B                  130,000.00   12/01/98   11/01/28   10.375     9.375    16.375    6.750
326-01   326   801190240   DIMODUGNO NICHOLAS                68,000.00   12/01/98   11/01/28   11.625    10.625    17.625    8.000
326-01   326   801190349   ROSARIO ELVIO DEL C               72,000.00   12/01/98   11/01/28    9.625     8.625    15.625    6.250
326-01   326   801191511   DAVIS JANICE M                    71,914.67   12/01/98   11/01/28    8.625     7.625    14.625    5.000
326-01   326   801192105   ANYABWILE AYI                    148,325.00   12/01/98   11/01/28    7.750     6.750    13.750    4.250
326-01   326   801192758   KAMARER PAUL JAMES               105,400.00   12/01/98   11/01/28   11.125    10.125    17.125    7.000
326-01   326   801192766   EDWARDS DEBORAH                  200,000.00   12/01/98   11/01/28   10.750     9.750    16.750    7.500
326-01   326   801193327   CASTILLO RAMON JR                 55,200.00   11/01/98   10/01/28    8.125     7.125    14.125    5.750
326-01   326   801194002   STOTTS BRIAN W                    28,050.00   12/01/98   11/01/28    8.875     7.875    14.875    5.000
326-01   326   801194192   JARMAN BRETT D                   167,450.00   11/01/98   10/01/28    9.500     8.500    15.500    6.875
326-01   326   801194507   BURKETT MATTHEW                   95,092.87   12/01/98   11/01/28    8.875     7.875    14.875    5.750
326-01   326   801196148   BANKHEAD LATOYIA N                40,000.00   12/01/98   11/01/28    8.750     7.750    14.750    5.000
326-01   326   801196171   HAYWARD CATHERINE E               90,750.00   12/01/98   11/01/28    8.375     7.375    14.375    5.000
326-01   326   801196908   ECKENRODE KEITH W                 85,850.00   12/01/98   11/01/28   10.250     9.250    16.250    6.250
326-01   326   801197112   BREWER FRANCIS M                  85,000.00   12/01/98   11/01/28   11.625    10.625    17.625    7.750
326-01   326   801197575   DIAZ HUMBERTO                     68,129.95   11/01/98   10/01/28   11.875    10.875    17.875    8.750
326-01   326   801197856   CAMACHO HUMBERTO                 227,873.50   12/01/98   11/01/28   11.750    10.750    17.750    7.850
326-01   326   801198326   SOSA NEDSKY B                    119,000.00   12/01/98   11/01/28   11.125    10.125    17.125    8.250
326-01   326   801198987   MCCLAIN MICHAEL RAY              102,550.00   12/01/98   11/01/28   11.250    10.250    17.250    7.500
326-01   326   801200775   GATES BRIDGET D                  144,000.00   12/01/98   11/01/28    9.125     8.125    15.125    6.250
326-01   326   801201120   MCLEMORE ISAAC B                  99,900.00   11/01/98   10/01/28   10.000     9.000    16.000    6.625
326-01   326   801201195   CONNORS COLLEEN D                 77,310.00   12/01/98   11/01/28    8.625     7.625    14.625    5.750
326-01   326   801201625   MALONEY THOMAS W III             167,000.00   12/01/98   11/01/28   11.625    10.625    17.625    8.000
326-01   326   801204827   STUART JEFFREY                   234,400.00   12/01/98   11/01/28    8.750     7.750    14.750    5.875
326-01   326   801204942   KUPPEL WILLIAM P                 132,000.00   12/01/98   11/01/28   12.750    11.750    18.750    9.125
326-01   326   801204975   CENTENO JAVIER                   105,600.00   12/01/98   11/01/28   12.375    11.375    18.375    8.750
326-01   326   801205691   ONEIL THOMAS                     139,000.00   12/01/98   11/01/28    7.750     7.750    13.750    5.000
326-01   326   801205840   ROWE PAUL D                       55,890.00   12/01/98   11/01/28    7.875     6.875    13.875    4.750
326-01   326   801206335   HAGANS CATHERINE                  63,200.00   12/01/98   11/01/28   11.250    10.250    17.250    7.500
326-01   326   801207267   GRAY GARY LEE                     68,700.00   12/01/98   11/01/18   10.375     9.375    16.375    7.375
326-01   326   801207572   MASE RUSSELL                      97,500.00   12/01/98   11/01/28    8.875     7.875    14.875    5.750
326-01   326   801208059   REVELLO AVA                      145,600.00   11/01/98   10/01/28   12.750    11.750    18.750    9.125
326-01   326   801208497   HOLMQUIST JOHN E                  82,400.00   12/01/98   11/01/28    8.750     7.750    14.750    5.000
326-01   326   801209347   JOSEPH RUTH E                    144,000.00   12/01/98   11/01/28   11.875    10.875    17.875    8.375
326-01   326   801211764   HILL THOMAS A                     63,750.00   12/01/98   11/01/28   11.125    10.125    17.125    7.000
326-01   326   801211988   PATTERSON LORELL                  41,650.00   12/01/98   11/01/28   11.125    10.125    17.125    7.000
326-01   326   801212069   LEMASTERS TIMOTHY L               48,450.00   12/01/98   11/01/28   11.125    10.125    17.125    7.000
326-01   326   801212119   SIMS MICHAEL J                    59,500.00   12/01/98   11/01/28   11.125    10.125    17.125    7.000
326-01   326   801212283   EATON GLENDA                      90,000.00   12/01/98   11/01/28   10.750     9.750    16.750    7.375
326-01   326   801213950   BALLEW JOSEPH A                   44,800.00   12/01/98   11/01/28   11.875    10.875    17.875    8.000
326-01   326   801214974   SIMPSON CRAIG E                  499,900.00   12/01/98   11/01/28    8.375     7.375    14.375    5.750
326-01   326   801215450   ROBINSON WILLIAM W                57,600.00   12/01/98   11/01/28   11.250    10.250    17.250    7.500
326-01   326   801215864   SMITH JANE F                      96,800.00   12/01/98   11/01/28   12.125    11.125    18.125    8.000
326-01   326   801215963   PATASCE VICTOR J                 335,000.00   12/01/98   11/01/28   10.750    10.750    16.750    8.000
326-01   326   801215997   ROBERSON TINA M                   59,447.14   12/01/98   11/01/28   10.000     9.000    16.000    6.250
326-01   326   801216995   COOPER ALFONZA                   193,000.00   12/01/98   11/01/28   11.875    10.875    17.875    8.000

Alliance Funding                                                Page 9  11/24/98
A division of Superior Bank FSB

                     Sale Schedule A - Group 2, Sub-Pool IV
    1998-4 - Initial Pool of Adjustable Rate Mortgages - Settlement 11/24/98

                                                                                                                        Principal
                                                                                                             Zip       Balance at
Pool ID  Inv     Account           Name                          Address                 City         State  Code      Origination
-----------------------------------------------------------------------------------------------------------------------------------
326-01   326   801217183   HUYNH DUNG DUC                3889 WILCOXSON DRIVE         FAIRFAX           VA   22031      126,000.00
326-01   326   801217985   BYKENS DANIEL W               273 WASHINGTON AVENUE        HICKORY           PA   15340       70,000.00
326-01   326   801218694   MAZZA KEVIN                   11 DENNIS PLACE              WEST LONG B       NJ   07764      123,500.00
326-01   326   801221219   MATHIS TERESA A               2009 W 44TH ST               INDIANAPOLI       IN   46208      103,700.00
326-01   326   801222464   CHOWDHURY SOLOMON             51 CEDAR STREET              CAMBRIDGE         MA   02140      130,125.00
326-01   326   801222787   HATCHER GEORGE L              2471& 73 E 82ND ST           CLEVELAND         OH   44104       48,800.00
326-01   326   801223306   RIGGLE CRAIG R                2425 BROKEN CIRCLE ROAD      FLAGSTAFF         AZ   86004      176,000.00
326-01   326   801229220   RUCKER MELVA TERENNA          3808 THE ALAMEDA             BALTIMORE         MD   21218      105,000.00
326-01   326   801230434   GALLEGOS LEROY P JR           1201 SOUTH PERRY STREET      DENVER            CO   80219       88,800.00
326-01   326   801231945   BUTTS ELSIE                   3638 WILLETT AVENUE          BRONX             NY   10467      157,500.00
326-01   326   801237660   TAYLOR CARMEN                 147 DEBBIE LANE              NORTH AMITY       NY   11701      120,000.00
326-01   326   801238650   CORTEZ MARIA P                929 WASHINGTON STREET NO 2   DENVER            CO   80203      157,250.00
326-01   326   801248774   DOWDELL CHRISTINE M           2025 CUCHARRAS STREET WEST   COLORADO SP       CO   80904       84,150.00
326-01   326   801249129   SHAMMO MUHANNAD M             5703 WEST ASTER DRIVE        GLENDALE          AZ   85304      213,600.00
326-01   326   801249236   STEPHENSON JOHN C             817 COOPERTOWN ROAD          BRYN MAWR         PA   19010      186,000.00
326-01   326   801250929   ZAPORTEZA ARMANDO C           705 WEST EBONY WAY           CHANDLER          AZ   85248      159,650.00
326-01   326  8000035272   DOGRA ARVIND                  7503 GRAND TERRACE COURT     HOUSTON           TX   77095       96,000.00
              ---------------------------------------                                                                -------------
                     473   Sale Total                                                                                59,585,890.00

326-31   326  8000012248   HOWARD JAMES C.               1226 FOSTER AVE              ROCKFORD          IL   61102       29,700.00
326-31   326  8000013808   NEAL ORA LOGAN                12544 S. ADA                 CALUMET PAR       IL   60643       64,500.00
326-31   326  8000014731   COOPER WANDA L                1502 PUMP FACTORY            DIXON             IL   61021       62,000.00
326-31   326  8000017973   BAILEY HENRY E.               247 VAN TASSELL AVENUE       NEWARK            OH   43055       65,600.00
326-31   326  8000019565   SIMS WILLIAM W                7280 OSPREY DR               LANEXA            VA   23089      135,200.00
326-31   326  8000020852   KORMAN MUTENA                 226 W 9TH STREET             HINSDALE          IL   60521      304,000.00
326-31   326  8000021280   PAGAN AIXA                    3212 W WABANSIA              CHICAGO           IL   60647       55,200.00
326-31   326  8000022064   JACKSON ROCHELLE H.           2000 PARKVIEW DRIVE          SOUTH HOLL        IL   60473      270,000.00
326-31   326  8000024359   WILLIAMS ROSETTA H            2948 ROLLINGWOOD DR          AUGUSTA           GA   30906       60,100.00
326-31   326  8000025687   MARTINO MICHAEL A             2500 OLD TAVERN RD           LISLE             IL   60532      154,600.00
326-31   326  8000025802   MCCARTIN DIANNE               12 MARCH STREET              BILLERICA         MA   01821       69,200.00
326-31   326  8000026032   PEELER EARL D                 3781 PACOLET HIGHWAY         PACOLET           SC   29372      102,800.00
326-31   326  8000026040   MONEYHAN JAMES W              217 PARK STREET              SHERRILL          NY   13461       53,300.00
326-31   326  8000026446   MITCHELL LEONTEAN             8036 SOUTH EVANS             CHICAGO           IL   60619      102,500.00
326-31   326  8000026826   BRANCHCOMB SYLVIA             18 DEARBORNE STREET          YONKERS           NY   10710      147,000.00
326-31   326  8000029929   MORRISON CHERYL D             15000 THERESA DR             PHILADELPHI       PA   19116      107,300.00
326-31   326  8000030265   WINGFIELD DEBORAH D           6460 NORTH PHILLIPS ROAD     BLUFFTON          OH   45817       59,500.00
326-31   326  8000031644   FINAGAN MICHAEL               79 CHITTENDEN ST             OLD FORGE         PA   18642       57,000.00
326-31   326  8000032683   LORTON LYLE K                 ROUTE 1 BOX 236-A            ADA               OK   74820       64,000.00
326-31   326  8000032857   SENN FREDDIE                  3750 HODGE CREEK RD          WADLEY            AL   36276       70,200.00
326-31   326  8000033103   JOHNSON RAMSEY                1338 S DUCANE                INDIANAPOLI       IN   46241       54,400.00
326-31   326  8000040298   MCATEE RUSSELL W.             23460 WEST LAKEWOOD LANE     LAKE ZURICH       IL   60047      292,500.00
326-31   326  8000040678   MYERS DANIEL L.               923 280TH ROAD               SEWARD            NE   68434       45,000.00
326-31   326  8000050370   GILLESPIE JACK                8 BROWN AVENUE               WESTON            WV   26452       24,000.00
326-31   326  8000051097   SMITH GREGORY M               1629 LAWRENCE CRESENT        FLOSSMOOR         IL   60422      160,000.00
              ---------------------------------------                                                                -------------
                      25   Sale Total                                                                                 2,609,600.00

326-52   326   800602625   MARSHALL MICHAEL PAUL         1602 CAMBRIDGE DRIVE         KINSTON           NC   28504      242,250.00
326-52   326   800658387   KOCHER GEORGE CHRISTIAN       39 APPLEGATE LANE            WOODBURY          CT   06798      232,000.00
              ---------------------------------------                                                                -------------
                       2   Sale Total                                                                                   474,250.00

                     500   Grand Total Sub-Pool IV                                                                   62,669,740.00

                                                          Cut-off Date    First               Initial   Minimum   Maximum
                                                            Principal    Payment    Maturity  Mortgage  Mortgage  Mortgage   Gross
Pool ID  Inv    Account           Name                       Balance      Date        Date      Rate      Rate      Rate    Margin
-----------------------------------------------------------------------------------------------------------------------------------
326-01   326   801217183   HUYNH DUNG DUC                   126,000.00   12/01/98   11/01/28    8.250     7.250    14.250    5.000
326-01   326   801217985   BYKENS DANIEL W                   70,000.00   12/01/98   11/01/28   11.875    10.875    17.875    8.000
326-01   326   801218694   MAZZA KEVIN                      123,500.00   12/01/98   11/01/28    8.500     7.500    14.500    6.250
326-01   326   801221219   MATHIS TERESA A                  103,700.00   12/01/98   11/01/28    8.375     7.375    14.375    5.000
326-01   326   801222464   CHOWDHURY SOLOMON                130,125.00   12/01/98   11/01/28   11.125    10.125    17.125    7.500
326-01   326   801222787   HATCHER GEORGE L                  48,800.00   12/01/98   11/01/28    9.875     8.875    15.875    5.750
326-01   326   801223306   RIGGLE CRAIG R                   176,000.00   12/01/98   11/01/28    9.750     8.750    15.750    6.375
326-01   326   801229220   RUCKER MELVA TERENNA             105,000.00   12/01/98   11/01/28   11.875    10.875    17.875    8.000
326-01   326   801230434   GALLEGOS LEROY P JR               88,800.00   12/01/98   11/01/28   11.375    10.375    17.375    8.000
326-01   326   801231945   BUTTS ELSIE                      157,500.00   12/01/98   11/01/28    9.625     8.625    15.625    6.250
326-01   326   801237660   TAYLOR CARMEN                    120,000.00   12/01/98   11/01/28   11.250    10.250    17.250    7.500
326-01   326   801238650   CORTEZ MARIA P                   157,250.00   12/01/98   11/01/28    9.875     8.875    15.875    6.750
326-01   326   801248774   DOWDELL CHRISTINE M               84,150.00   12/01/98   11/01/28   10.125     9.125    16.125    6.750
326-01   326   801249129   SHAMMO MUHANNAD M                213,600.00   12/01/98   11/01/28    9.500     8.500    15.500    6.375
326-01   326   801249236   STEPHENSON JOHN C                186,000.00   12/01/98   11/01/28    8.750     8.750    14.750    5.500
326-01   326   801250929   ZAPORTEZA ARMANDO C              159,650.00   12/01/98   11/01/28    9.500     8.500    15.500    6.875
326-01   326  8000035272   DOGRA ARVIND                      95,971.76   11/01/98   10/01/28   11.875    10.875    17.875    8.000
              -----------------------------------------  -------------                         -----------------------------------
                     473   Sale Total                    59,531,136.42                         10.249     9.307    16.249    6.870

326-31   326  8000012248   HOWARD JAMES C.                   29,689.98   10/01/98   09/01/28   11.250    10.250    17.250    7.000
326-31   326  8000013808   NEAL ORA LOGAN                    64,500.00   11/01/98   10/01/28   12.000    11.000    18.000    8.000
326-31   326  8000014731   COOPER WANDA L                    61,928.40   11/01/98   10/01/28    8.750     7.750    14.750    5.250
326-31   326  8000017973   BAILEY HENRY E.                   65,557.09   11/01/98   10/01/28    8.125     7.125    14.125    4.750
326-31   326  8000019565   SIMS WILLIAM W                   135,130.44   11/01/98   10/01/28   12.500    11.500    18.500    8.500
326-31   326  8000020852   KORMAN MUTENA                    304,000.00   11/01/98   10/01/28   12.500    11.500    18.500    8.500
326-31   326  8000021280   PAGAN AIXA                        55,175.58   11/01/98   10/01/28   10.000     9.000    16.000    6.250
326-31   326  8000022064   JACKSON ROCHELLE H.              270,000.00   11/01/98   10/01/28    8.125     7.125    14.125    5.000
326-31   326  8000024359   WILLIAMS ROSETTA H                60,061.41   12/01/98   11/01/28   11.500    10.500    17.500    7.750
326-31   326  8000025687   MARTINO MICHAEL A                154,492.22   11/01/98   10/01/28   11.125    10.125    17.125    7.000
326-31   326  8000025802   MCCARTIN DIANNE                   69,160.20   11/01/98   10/01/28   12.000    11.000    18.000    7.500
326-31   326  8000026032   PEELER EARL D                    102,713.42   11/01/98   10/01/28   10.250     9.250    16.250    7.000
326-31   326  8000026040   MONEYHAN JAMES W                  53,252.64   11/01/98   10/01/28   10.000     9.000    16.000    6.000
326-31   326  8000026446   MITCHELL LEONTEAN                102,358.45   11/01/98   10/01/28    7.875     6.875    13.875    4.250
326-31   326  8000026826   BRANCHCOMB SYLVIA                147,000.00   11/01/98   10/01/28   10.000     9.000    16.000    6.000
326-31   326  8000029929   MORRISON CHERYL D                107,238.29   12/01/98   11/01/28   12.000    11.000    18.000    7.750
326-31   326  8000030265   WINGFIELD DEBORAH D               59,431.27   12/01/98   11/01/28    8.750     7.750    14.750    5.250
326-31   326  8000031644   FINAGAN MICHAEL                   57,000.00   12/01/98   11/01/28   11.250    10.250    17.250    7.250
326-31   326  8000032683   LORTON LYLE K                     64,000.00   12/01/98   11/01/28    8.500     7.500    14.500    5.000
326-31   326  8000032857   SENN FREDDIE                      70,200.00   12/01/98   11/01/28   10.250     9.250    16.250    6.750
326-31   326  8000033103   JOHNSON RAMSEY                    54,400.00   12/01/98   11/01/28   12.000    11.000    18.000    8.000
326-31   326  8000040298   MCATEE RUSSELL W.                292,195.57   11/01/98   10/01/28    9.250     8.250    15.250    6.250
326-31   326  8000040678   MYERS DANIEL L.                   45,000.00   11/01/98   10/01/28    8.625     7.625    14.625    6.750
326-31   326  8000050370   GILLESPIE JACK                    24,000.00   12/01/98   11/01/28   12.000    11.000    18.000    8.000
326-31   326  8000051097   SMITH GREGORY M                  159,815.23   12/01/98   11/01/28    8.750     7.750    14.750    5.250
              -----------------------------------------  -------------                         -----------------------------------
                      25   Sale Total                     2,608,300.19                         10.221     9.221    16.221    6.577

326-52   326   800602625   MARSHALL MICHAEL PAUL            241,570.95   05/01/98   04/01/28    9.875     8.875    15.875    6.750
326-52   326   800658387   KOCHER GEORGE CHRISTIAN          231,505.68   05/01/98   04/01/28   11.125    10.125    17.125    8.000
              -----------------------------------------  -------------                         -----------------------------------
                       2   Sale Total                       473,076.63                         10.487     9.487    16.487    7.362

                     500   Grand Total Sub-Pool IV       62,612,513.24                         10.249     9.304    16.249    6.862

ALLIANCE FUNDING                                                PAGE 1  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE B - GROUP 2, SUB-POOL IV
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                 Principal       Type of      Scheduled     Cut-off Date   Original
                                                                 Balance at     Mortgaged      Payment        Principal       LTV
Pool ID   Sale ID   Account           Name                      Origination      Property     Int & Prin       Balance       Ratio
-----------------------------------------------------------------------------------------------------------------------------------
326-01    32504     161346812   BARTON MICHAEL L                    103,500.00      1               994.99     102,537.21    88.0
326-01    32504     161629563   THOMAS NANCY M                       65,000.00      1               637.50      64,868.79    41.9
326-01    32503     800293755   RIEDLINGER CHARLES G                109,500.00      1             1,105.31     109,080.41    75.5
326-01    32503     800702235   GALENTINO THOMAS F                  145,600.00      3             1,497.66     145,343.70    70.0
326-01    32503     800704520   GALENTINO THOMAS F                  145,600.00      3             1,497.66     145,343.70    70.0
326-01    32503     800791840   SAVAGE, NEAL T.                      49,300.00      1               483.52      49,234.28    85.0
326-01    32503     800859720   BELFORT ALFREDO                      79,000.00      8               707.92      78,933.46    89.7
326-01    32503     800870057   ESTRADA JOSE G                      225,000.00      4             2,058.17     224,820.38    90.0
326-01    32503     800889008   SILVA MIGUEL A                       75,400.00      4               768.33      75,332.79    65.0
326-01    32503     800897902   RIVELLO THOMAS C                     40,600.00      2               429.37      40,589.32    70.0
326-01    32503     800904005   BRUNSON ROBERT J                    350,000.00      1             2,942.99     349,827.84    58.2
326-01    32503     800904849   VENTURINO PHILIP J                  199,325.00      3             1,730.83     199,143.14    85.0
326-01    32503     800921066   BEIRAN RAFAEL                       124,600.00      3             1,222.03     124,517.75    70.0
326-01    32503     800922874   MUNDY TERRY L                        70,550.00      7               685.23      70,526.41    85.0
326-01    32503     800928608   FORRESTER KIMBERLY R                 80,000.00      1               799.87      80,000.00    80.0
326-01    32502     800928897   DEMPSEY MAUREEN E                    48,000.00      1               493.73      48,000.00    80.0
326-01    32503     800929184   COMER STUART M                       59,500.00      7               566.63      59,442.03    85.0
326-01    32501     800933012   KOBAL SCOTT R                        24,225.00      1               253.86      24,218.44    85.0
326-01    32501     800934697   MINAYA JUAN                         171,750.00      1             1,351.16     171,750.00    75.0
326-01    32501     800936734   RICE DAVID K JR                     225,000.00      2             2,164.01     224,921.94    75.0
326-01    32503     800941502   DESTEFANO JOHN                      163,000.00      3             1,385.48     163,000.00    81.5
326-01    32501     800943060   HENRY ENRIQUE B                     120,000.00      3             1,339.17     120,000.00    80.0
326-01    32503     800943789   DEREE PAUL E                         51,000.00      1               490.51      51,000.00    85.0
326-01    32501     800945420   WILSON TIMOTHY L                     45,600.00      6               532.69      45,600.00    73.5
326-01    32503     800948242   NOLT GARY L                          44,745.00      1               434.59      44,714.64    80.9
326-01    32501     800949232   LILES JAMES F                       108,375.00      7             1,146.14     108,346.01    85.0
326-01    32501     800950255   PEPPEARD GALE E                      50,150.00      1               487.09      50,133.07    85.0
326-01    32503     800954208   HEMINGWAY EVELYN J                   80,550.00      7               774.71      80,550.00    90.0
326-01    32501     800962128   WINSTON DEBRA                       225,000.00      4             1,953.78     224,897.78    90.0
326-01    32501     800962185   OMAHEN GARY                          85,500.00      7               790.10      85,500.00    90.0
326-01    32501     800963415   SMITH MARYANN                       117,000.00      4             1,092.18     117,000.00    90.0
326-01    32501     800966830   SECRIST KIRK C                       53,040.00      1               389.19      53,004.41    80.0
326-01    32503     800967382   PINEDA-LANDA LILLIAN J               26,000.00      2               259.96      25,991.92    61.1
326-01    32503     800969107   VIZZO WILLIAM J                     320,000.00      1             3,199.49     319,800.06    80.0
326-01    32502     800969453   YOUNG JIMMY                          75,650.00      7               839.57      75,498.86    85.0
326-01    32503     800971905   CORTESE NICHOLAS J                   55,600.00      3               561.23      55,566.21    80.0
326-01    32501     800973083   ANDERSON DON A                      116,000.00      1             1,294.53     115,895.16    80.0
326-01    32501     800973679   RHODES CAROLYN                       52,560.00      1               555.86      52,532.18    80.0
326-01    32503     800975542   CAVALIERI ROBERT L                  468,000.00      1             3,892.59     467,525.47    90.0
326-01    32503     800975856   HOLLER SHERRY                        55,350.00      2               516.68      55,329.16    73.8
326-01    32503     800983108   DISCIASCIO JOHN                     267,750.00      3             2,449.21     241,969.58    85.0
326-01    32503     800983702   BROOKS BRENDA M                      64,000.00      1               652.16      64,000.00    80.0
326-01    32501     800984551   VUOCOLO DAWN M                       65,000.00      1               625.16      64,977.44    31.7
326-01    32503     800986952   BROWN ERIC                           33,150.00      1               350.58      33,141.28    85.0
326-01    32501     800987182   BENNETT PAUL                         73,600.00      1               757.06      73,557.67    80.0
326-01    32503     800987752   JAHANGIR SHAHRYAR                   157,600.00      2             1,325.19     157,365.58    80.0
326-01    32501     800991713   DURAN RAMON A                        23,200.00      1               225.33      23,192.17    84.9
326-01    32501     800993461   PUTMAN LISA N                        59,800.00      2               508.29      59,742.48    65.0
326-01    32501     800993685   HAMPTON MARK K                       75,500.00      1               547.43      75,395.74    79.4
326-01    32503     800995284   TELESFORD STEPHANIE                 196,000.00      5             2,072.83     195,948.42    80.0
326-01    32501     800995730   LAMEY FORREST F                      94,350.00      1               997.82      94,350.00    85.0
326-01    32501     800995888   GLASS RICHARD L                      63,200.00      1               619.85      63,179.23    80.0
326-01    32502     800995961   CICCONI VICTOR                       97,250.00      1               972.35      97,250.00    69.4
326-01    23901     800996662   BATTLE LEARY DEBORAH                157,500.00      3             1,338.73     157,500.00    90.0
326-01    32503     800997579   TAYLOR LISA                          91,000.00      2               636.29      90,932.46    70.0
326-01    32503     800999146   NORWOOD JOEY NEAL                    24,000.00      1               263.15      23,966.78    80.0
326-01    32503     800999229   ARCHIE DARIAN X                      85,850.00      7               652.52      85,850.00    83.3

                                                                 Next       Current        Property
                                                              Adjustment    Mortgage       Value at       Owner
Pool ID   Sale ID   Account           Name                       Date         Rate        Origination    Occupied
-----------------------------------------------------------------------------------------------------------------
326-01    32504     161346812   BARTON MICHAEL L               05/01/99      11.125          117,500.00      Y
326-01    32504     161629563   THOMAS NANCY M                 04/01/00      11.375          155,000.00      N
326-01    32503     800293755   RIEDLINGER CHARLES G           10/01/99      11.750          145,000.00      Y
326-01    32503     800702235   GALENTINO THOMAS F             04/01/00      12.000          208,000.00      N
326-01    32503     800704520   GALENTINO THOMAS F             04/01/00      12.000          208,000.00      N
326-01    32503     800791840   SAVAGE, NEAL T.                07/01/00      11.375           58,000.00      Y
326-01    32503     800859720   BELFORT ALFREDO                08/01/00      10.250           88,000.00      Y
326-01    32503     800870057   ESTRADA JOSE G                 08/01/00      10.500          250,000.00      Y
326-01    32503     800889008   SILVA MIGUEL A                 07/01/00      11.875          116,000.00      N
326-01    32503     800897902   RIVELLO THOMAS C               09/01/00      12.375           58,000.00      Y
326-01    32503     800904005   BRUNSON ROBERT J               10/01/00       9.500          601,000.00      Y
326-01    32503     800904849   VENTURINO PHILIP J             08/01/00       9.875          234,500.00      Y
326-01    32503     800921066   BEIRAN RAFAEL                  08/04/00      11.375          178,000.00      N
326-01    32503     800922874   MUNDY TERRY L                  09/01/00      11.250           83,000.00      Y
326-01    32503     800928608   FORRESTER KIMBERLY R           10/01/00      11.625          100,000.00      Y
326-01    32502     800928897   DEMPSEY MAUREEN E              10/01/00      12.000           60,000.00      Y
326-01    32503     800929184   COMER STUART M                 08/01/00      11.000           70,000.00      Y
326-01    32501     800933012   KOBAL SCOTT R                  09/01/00      12.250           28,500.00      Y
326-01    32501     800934697   MINAYA JUAN                    10/01/00       8.750          229,000.00      Y
326-01    32501     800936734   RICE DAVID K JR                09/01/00      11.125          300,000.00      Y
326-01    32503     800941502   DESTEFANO JOHN                 10/01/00       9.625          200,000.00      Y
326-01    32501     800943060   HENRY ENRIQUE B                10/01/00      13.125          150,000.00      Y
326-01    32503     800943789   DEREE PAUL E                   10/01/00      11.125           60,000.00      Y
326-01    32501     800945420   WILSON TIMOTHY L               10/01/00      11.500           62,000.00      Y
326-01    32503     800948242   NOLT GARY L                    09/01/00      11.250           55,250.00      Y
326-01    32501     800949232   LILES JAMES F                  09/01/00      12.375          127,500.00      Y
326-01    32501     800950255   PEPPEARD GALE E                09/01/00      11.250           59,000.00      Y
326-01    32503     800954208   HEMINGWAY EVELYN J             10/01/00      11.125           89,500.00      Y
326-01    32501     800962128   WINSTON DEBRA                  09/01/00       9.875          250,000.00      Y
326-01    32501     800962185   OMAHEN GARY                    11/01/00      10.625           95,000.00      Y
326-01    32501     800963415   SMITH MARYANN                  10/01/00      10.750          130,000.00      Y
326-01    32501     800966830   SECRIST KIRK C                 09/01/00       8.000           66,300.00      N
326-01    32503     800967382   PINEDA-LANDA LILLIAN J         09/01/00      11.625           42,500.00      Y
326-01    32503     800969107   VIZZO WILLIAM J                03/01/99      11.625          400,000.00      Y
326-01    32502     800969453   YOUNG JIMMY                    08/01/00      12.125           89,000.00      Y
326-01    32503     800971905   CORTESE NICHOLAS J             09/01/00      11.750           69,500.00      Y
326-01    32501     800973083   ANDERSON DON A                 08/01/00      13.125          145,000.00      Y
326-01    32501     800973679   RHODES CAROLYN                 08/01/00      12.375           65,700.00      Y
326-01    32503     800975542   CAVALIERI ROBERT L             08/01/00       9.375          520,000.00      Y
326-01    32503     800975856   HOLLER SHERRY                  09/01/00      10.750           75,000.00      Y
326-01    32503     800983108   DISCIASCIO JOHN                02/01/99      10.500          315,000.00      Y
326-01    32503     800983702   BROOKS BRENDA M                10/01/00      11.875           80,000.00      Y
326-01    32501     800984551   VUOCOLO DAWN M                 09/01/00      11.125          205,000.00      Y
326-01    32503     800986952   BROWN ERIC                     09/01/00      12.375           39,000.00      Y
326-01    32501     800987182   BENNETT PAUL                   08/01/00      12.000           92,000.00      Y
326-01    32503     800987752   JAHANGIR SHAHRYAR              08/01/00       9.500          197,000.00      Y
326-01    32501     800991713   DURAN RAMON A                  09/01/00      11.250           27,300.00      Y
326-01    32501     800993461   PUTMAN LISA N                  08/01/00       9.625           92,000.00      Y
326-01    32501     800993685   HAMPTON MARK K                 11/01/00       7.875           95,000.00      Y
326-01    32503     800995284   TELESFORD STEPHANIE            09/01/00      12.375          245,000.00      Y
326-01    32501     800995730   LAMEY FORREST F                10/01/00      12.375          111,000.00      Y
326-01    32501     800995888   GLASS RICHARD L                09/01/00      11.375           79,000.00      Y
326-01    32502     800995961   CICCONI VICTOR                 10/01/00      11.625          140,000.00      Y
326-01    23901     800996662   BATTLE LEARY DEBORAH           10/08/00       9.625          175,000.00      Y
326-01    32503     800997579   TAYLOR LISA                    09/01/00       7.500          130,000.00      Y
326-01    32503     800999146   NORWOOD JOEY NEAL              05/01/00      12.875           30,000.00      Y
326-01    32503     800999229   ARCHIE DARIAN X                10/01/00       8.375          103,000.00      Y

ALLIANCE FUNDING                                                PAGE 2  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE B - GROUP 2, SUB-POOL IV
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                 Principal       Type of      Scheduled     Cut-off Date   Original
                                                                 Balance at     Mortgaged      Payment        Principal       LTV
Pool ID   Sale ID   Account           Name                      Origination      Property     Int & Prin       Balance       Ratio
-----------------------------------------------------------------------------------------------------------------------------------
326-01    32501     800999724   RIVERA MARIA E                      238,765.00      3             2,184.08     238,374.39    85.2
326-01    32501     800999740   FETTERS ELVINA M                     22,716.00      1               174.67      22,702.23    70.9
326-01    32503     800999997   PASSAFIUME CAROLYNNE                135,000.00      3             1,260.20     134,949.17    52.3
326-01    32503     801000324   KATZ STEPHEN                        245,000.00      1             1,927.41     244,717.07    36.8
326-01    32501     801001454   LOPEZ RAFAEL R                      184,700.00      3             1,741.52     184,700.00    84.9
326-01    32503     801001892   SORENSON RODNEY                      35,000.00      1               336.62      35,000.00    72.9
326-01    32503     801004649   CHIANELLI CHARLES A                 228,000.00      1             2,589.13     227,952.12    80.0
326-01    32502     801004771   STACY KENNETH                       194,000.00      1             1,423.50     194,000.00    79.1
326-01    32501     801005828   DELOOF MICHEAL D                     78,000.00      1               599.76      78,000.00    75.0
326-01    32503     801006388   MILLER JAMES                        184,000.00      1             1,350.13     183,876.54    82.1
326-01    32503     801009424   HARDEE JOHNNY E                     119,850.00      7               953.58     119,850.00    85.0
326-01    32501     801010091   SANCHEZ JAMES P                      91,800.00      7               814.10      91,800.00    85.0
326-01    32503     801010430   ORTIZ HERBERT                        68,000.00      3               660.46      67,977.04    80.0
326-01    32501     801011487   CHIRKINA OMER                        25,600.00      1               194.58      25,600.00    80.0
326-01    32501     801012584   IBARRA LAURA M                      228,650.00      1             2,264.30     228,503.16    85.0
326-01    32503     801013103   MORGAN ROSE                         243,000.00      3             2,222.82     243,000.00    90.0
326-01    32503     801013384   BLAKESLEE HARALD                    193,800.00      8             1,863.93     193,800.00    85.0
326-01    32503     801018169   EVANS ANDY RAY                       62,450.00      7               559.61      62,450.00    84.9
326-01    32503     801018391   GROSSMAN MICHAEL S                  259,100.00      1             2,815.62     259,037.32    80.9
326-01    32501     801018938   STERMER PAUL                         68,000.00      1               719.15      68,000.00    80.0
326-01    32503     801019910   MONTOYA RAMON A                     159,800.00      3             1,329.14     159,800.00    85.0
326-01    32501     801021049   LOPEZ ALBERT                        128,700.00      4             1,129.43     128,643.06    90.0
326-01    32503     801021742   OCHNER STEVEN A                      45,900.00      4               402.81      45,900.00    85.0
326-01    32501     801023649   FARINOLA RAFAELE                     94,800.00      1               993.41      94,774.34    80.0
326-01    32502     801023672   GAINER CHARLES E                     63,980.00      1               651.96      63,980.00    80.9
326-01    32501     801025511   GORDON GREGORY S                    315,800.00      1             2,512.65     315,800.00    75.5
326-01    32504     801026170   THOMPSON DAVID R JR                 165,000.00      1             1,298.06     164,905.07    82.5
326-01    32501     801027244   MCCARTHY OMAR K                     252,000.00      3             2,305.14     252,000.00    90.0
326-01    32503     801028143   RODGERS ADAM J                       40,800.00      4               400.15      40,786.60    80.0
326-01    32502     801032236   LUBECKE MARDELL K                    32,500.00      1               356.34      32,500.00    65.0
326-01    32502     801032376   WELLINGTON JAMES                     42,000.00      1               419.93      42,000.00    70.0
326-01    32501     801032822   DIXON JUDY DOWNEY                    91,800.00      7               780.29      91,800.00    90.0
326-01    32503     801032996   MUNOZ JOSE A                         81,000.00      4               688.49      80,961.20    60.0
326-01    32502     801033242   DORMAN JAY A                         54,320.00      1               543.12      54,286.04    80.0
326-01    32503     801034273   HAUPTLY CAROLE                       36,800.00      1               374.99      36,800.00    80.0
326-01    32503     801034646   ZARRIEFF GWENDOLYN                   44,000.00      1               478.15      43,989.35    80.0
326-01    32503     801035320   FOLCARELLI DONNA                     69,000.00      3               599.17      69,000.00    71.1
326-01    32503     801035544   JOY GARY W SR                        28,000.00      1               279.96      27,991.29    80.0
326-01    32503     801035999   HURST MORGAN D                       68,000.00      7               541.04      67,923.47    80.0
326-01    32501     801036575   TORRES ISMAEL                        91,000.00      1               936.04      91,000.00    79.8
326-01    32501     801036674   SHIPP JOHN H III                    238,500.00      1             2,181.65     238,405.23    90.0
326-01    32503     801036856   DILLARD FARLANDIS G                  55,200.00      1               551.91      55,165.50    84.9
326-01    32501     801038712   DILLARD MARLA K                     184,000.00      1             2,053.40     184,000.00    80.0
326-01    32501     801039330   CARO-ESPOSIT ROSARIO                 49,300.00      3               450.97      49,300.00    85.0
326-01    32503     801039637   CLAUSEN GREGG A                      48,800.00      2               432.77      38,757.78    80.0
326-01    32503     801042797   SMITH MATTHEW R                      71,100.00      5               578.49      71,062.17    87.7
326-01    32503     801043761   KILSTEIN MARTIN J                   263,000.00      1             2,629.58     262,918.23    74.9
326-01    32503     801044272   WISE JANICE                         161,250.00      3             1,611.50     160,867.35    67.1
326-01    32501     801044892   CAMPBELL ICYLINE                    144,000.00      3             1,145.73     144,000.00    90.0
326-01    32501     801046871   THOMPSON DANIEL                      72,200.00      1               708.11      72,200.00    84.9
326-01    32501     801046921   GLENN PATRICIA M                     42,600.00      1               335.13      42,600.00    78.1
326-01    32501     801047432   MALONE JOSEPH                        90,000.00      2               773.24      90,000.00    53.2
326-01    32501     801047648   RABADI JACK                         162,000.00      4             1,436.65     162,000.00    75.0
326-01    32501     801048083   O LEARY MARK                        242,550.00      1             1,973.47     242,550.00    90.0
326-01    32503     801048828   JAMES DONALD                        190,800.00      3             1,621.78     190,708.59    90.0
326-01    32502     801049404   SPENCE ALAN G                        63,700.00      1               698.43      63,700.00    65.0
326-01    32501     801050675   SCOTT JON M                          50,915.00      1               489.70      50,915.00    85.0

                                                                 Next       Current        Property
                                                              Adjustment    Mortgage       Value at       Owner
Pool ID   Sale ID   Account           Name                       Date         Rate        Origination    Occupied
-----------------------------------------------------------------------------------------------------------------
326-01    32501     800999724   RIVERA MARIA E                 09/01/00      10.500          280,000.00      Y
326-01    32501     800999740   FETTERS ELVINA M               09/01/00       8.500           32,000.00      Y
326-01    32503     800999997   PASSAFIUME CAROLYNNE           09/01/00      10.750          258,000.00      Y
326-01    32503     801000324   KATZ STEPHEN                   08/01/00       8.750          665,000.00      Y
326-01    32501     801001454   LOPEZ RAFAEL R                 04/01/99      10.875          217,300.00      Y
326-01    32503     801001892   SORENSON RODNEY                10/01/00      11.125           48,000.00      Y
326-01    32503     801004649   CHIANELLI CHARLES A            09/01/00      13.375          285,000.00      Y
326-01    32502     801004771   STACY KENNETH                  11/01/00       8.000          245,000.00      Y
326-01    32501     801005828   DELOOF MICHEAL D               10/01/00       8.500          104,000.00      Y
326-01    32503     801006388   MILLER JAMES                   10/01/00       8.000          224,000.00      Y
326-01    32503     801009424   HARDEE JOHNNY E                10/01/00       8.875          141,000.00      Y
326-01    32501     801010091   SANCHEZ JAMES P                11/01/00      10.125          108,000.00      Y
326-01    32503     801010430   ORTIZ HERBERT                  10/01/00      11.250           85,000.00      Y
326-01    32501     801011487   CHIRKINA OMER                  10/01/00       8.375           32,000.00      Y
326-01    32501     801012584   IBARRA LAURA M                 08/01/00      11.500          269,000.00      Y
326-01    32503     801013103   MORGAN ROSE                    10/01/00      10.500          270,000.00      Y
326-01    32503     801013384   BLAKESLEE HARALD               10/01/00      11.125          228,000.00      Y
326-01    32503     801018169   EVANS ANDY RAY                 10/01/00      10.250           73,500.00      Y
326-01    32503     801018391   GROSSMAN MICHAEL S             09/01/00      12.750          320,000.00      Y
326-01    32501     801018938   STERMER PAUL                   10/01/00      12.375           85,000.00      Y
326-01    32503     801019910   MONTOYA RAMON A                10/01/00       9.375          188,000.00      Y
326-01    32501     801021049   LOPEZ ALBERT                   09/01/00      10.000          143,000.00      Y
326-01    32503     801021742   OCHNER STEVEN A                10/01/00      10.000           54,000.00      Y
326-01    32501     801023649   FARINOLA RAFAELE               09/01/00      12.250          118,500.00      Y
326-01    32502     801023672   GAINER CHARLES E               10/01/00      11.875           79,000.00      Y
326-01    32501     801025511   GORDON GREGORY S               11/01/00       8.875          418,000.00      Y
326-01    32504     801026170   THOMPSON DAVID R JR            09/01/00       8.750          200,000.00      Y
326-01    32501     801027244   MCCARTHY OMAR K                10/01/00      10.500          280,000.00      Y
326-01    32503     801028143   RODGERS ADAM J                 09/22/00      11.375           51,000.00      Y
326-01    32502     801032236   LUBECKE MARDELL K              11/01/00      12.875           50,000.00      Y
326-01    32502     801032376   WELLINGTON JAMES               10/01/00      11.625           60,000.00      Y
326-01    32501     801032822   DIXON JUDY DOWNEY              10/06/00       9.625          102,000.00      Y
326-01    32503     801032996   MUNOZ JOSE A                   10/01/00       9.625          135,000.00      Y
326-01    32502     801033242   DORMAN JAY A                   08/01/00      11.625           67,900.00      Y
326-01    32503     801034273   HAUPTLY CAROLE                 10/01/00      11.875           46,000.00      Y
326-01    32503     801034646   ZARRIEFF GWENDOLYN             10/01/00      12.750           55,000.00      Y
326-01    32503     801035320   FOLCARELLI DONNA               10/01/00       9.875           97,000.00      N
326-01    32503     801035544   JOY GARY W SR                  10/01/00      11.625           35,000.00      Y
326-01    32503     801035999   HURST MORGAN D                 09/01/00       8.875           85,000.00      Y
326-01    32501     801036575   TORRES ISMAEL                  10/01/00      12.000          114,000.00      Y
326-01    32501     801036674   SHIPP JOHN H III               09/01/00      10.500          265,000.00      Y
326-01    32503     801036856   DILLARD FARLANDIS G            08/01/00      11.625           65,000.00      Y
326-01    32501     801038712   DILLARD MARLA K                10/01/00      13.125          230,000.00      Y
326-01    32501     801039330   CARO-ESPOSIT ROSARIO           10/01/00      10.500           58,000.00      Y
326-01    32503     801039637   CLAUSEN GREGG A                09/01/00      10.125           61,000.00      Y
326-01    32503     801042797   SMITH MATTHEW R                10/01/00       9.125           81,000.00      Y
326-01    32503     801043761   KILSTEIN MARTIN J              09/01/00      11.625          351,000.00      Y
326-01    32503     801044272   WISE JANICE                    04/01/99      11.625          240,000.00      Y
326-01    32501     801044892   CAMPBELL ICYLINE               04/01/99       8.875          160,000.00      Y
326-01    32501     801046871   THOMPSON DANIEL                04/01/99      11.375           85,000.00      Y
326-01    32501     801046921   GLENN PATRICIA M               10/01/00       8.750           54,500.00      Y
326-01    32501     801047432   MALONE JOSEPH                  10/01/00       9.750          169,000.00      Y
326-01    32501     801047648   RABADI JACK                    11/01/00      10.125          216,000.00      Y
326-01    32501     801048083   O LEARY MARK                   10/01/00       9.125          269,500.00      Y
326-01    32503     801048828   JAMES DONALD                   10/01/00       9.625          212,000.00      Y
326-01    32502     801049404   SPENCE ALAN G                  10/01/00      12.875           98,000.00      Y
326-01    32501     801050675   SCOTT JON M                    10/01/00      11.125           59,900.00      Y

ALLIANCE FUNDING                                                PAGE 3  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE B - GROUP 2, SUB-POOL IV
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                 Principal       Type of      Scheduled     Cut-off Date   Original
                                                                 Balance at     Mortgaged      Payment        Principal       LTV
Pool ID   Sale ID   Account           Name                      Origination      Property     Int & Prin       Balance       Ratio
-----------------------------------------------------------------------------------------------------------------------------------
326-01    32501     801051889   HILBURN MICHAEL                      80,600.00      7               821.31      80,600.00    69.4
326-01    32503     801052796   PAINTER SHERRY L                     66,800.00      7               655.15      66,778.06    80.0
326-01    32503     801052994   WILLIAMS BARBARA                     55,250.00      7               579.71      55,250.00    85.0
326-01    32503     801053018   JONES CAROLINE E                     76,500.00      3               671.34      76,500.00    85.0
326-01    32503     801053810   JOHNSON VAL                         202,746.00      5             1,383.08     198,611.81    85.0
326-01    32503     801056045   HOLTER JAMES J                      140,000.00      4             1,164.45     140,000.00    77.7
326-01    32501     801060831   CORRIGAN MICHAEL                    129,600.00      1             1,408.36     129,568.64    80.0
326-01    32501     801061755   BONHAM BRENT R                      500,000.00      1             4,113.38     500,000.00    84.7
326-01    32503     801062043   HANNON MICHAEL J                     37,500.00      3               311.91      37,500.00    75.0
326-01    32501     801062167   WILLIS SYDNEY P                      98,600.00      1               811.16      98,600.00    85.0
326-01    32501     801062316   DANIS JOSEPH JR                     303,750.00      1             2,750.17     303,750.00    75.0
326-01    32503     801062555   KIRKLAND HELEN L                     52,000.00      1               529.88      52,000.00    80.0
326-01    32501     801063660   TULANE KIMBERLEY                    104,975.00      1               825.84     104,975.00    85.0
326-01    32501     801064858   ANTONOPOULOS SOTIRIOS               171,900.00      4             1,588.52     171,900.00    90.0
326-01    32503     801064874   GRUNTHANER WAYNE C                   41,600.00      3               448.02      41,589.65    80.0
326-01    32501     801065186   PETERS VANESSA                      135,000.00      4             1,349.78     135,000.00    75.0
326-01    32503     801068107   KRUSE JILL                           46,000.00      1               473.16      45,986.84    68.6
326-01    32501     801068966   KHAN MOHAMED                        101,500.00      3               890.73     101,500.00    70.0
326-01    32501     801069162   CAMILLI ROBERT                      110,500.00      1               879.19     110,438.05    85.0
326-01    32501     801069931   TELEGO STANLEY S JR                  83,215.00      1               847.96      83,215.00    85.0
326-01    32501     801069998   BERMAN WILLIAM                      437,500.00      1             3,441.81     437,248.29    70.0
326-01    32503     801070269   LOCKHART DAVID                       42,000.00      1               403.95      42,000.00    70.0
326-01    32501     801070475   BEAUDETTE KIMBERLY                  476,000.00      1             3,872.89     476,000.00    85.0
326-01    32501     801072059   EMERICH CHRIS                        62,300.00      1               479.04      62,262.25    70.0
326-01    32503     801072182   COVINGTON CORNELL M                  78,300.00      5               687.14      78,265.36    90.0
326-01    32501     801072315   ALBARRAN FELIX                       93,500.00      1               943.80      93,500.00    85.0
326-01    32501     801072364   KASCHAK STEPHEN                      67,500.00      1               537.07      67,500.00    85.9
326-01    32505     801072729   ROBBEN CHARLES D JR                 300,000.00      1             2,577.46     299,860.03    75.0
326-01    32501     801072737   VANDERMAELEN MICHAEL A              120,150.00      3             1,099.06     120,102.25    90.0
326-01    32501     801072885   ANDERSON BOB                        147,000.00      1             1,427.75     147,000.00    84.9
326-01    32505     801074477   HICKMAN KEITH E                     109,925.00      7               934.35     109,925.00    84.8
326-01    32503     801074642   LEMONIAS ANDROMAHI                  220,500.00      3             2,017.00     220,412.38    90.0
326-01    32503     801074790   SULLIVAN JOHN                       142,400.00      3             1,032.50     142,302.00    80.0
326-01    32503     801076308   ROBINSON PAULA                      207,000.00      3             1,893.51     207,000.00    90.0
326-01    32501     801077611   PORNEL MYRNA                         29,695.00      3               302.59      29,488.00    65.9
326-01    32505     801077728   TERRY JONATHAN A                     90,000.00      3               732.27      90,000.00    85.7
326-01    32502     801077900   SCOTT LEO DALE                      228,100.00      1             1,753.89     228,100.00    48.0
326-01    32503     801077975   COKE DENNIS                         128,000.00      1             1,006.98     127,852.17    80.0
326-01    32501     801077991   AHMED SHEIKH                         67,500.00      2               573.74      67,500.00    75.0
326-01    32501     801078056   PERVAIZ SAGHIR                       60,000.00      2               509.99      60,000.00    80.0
326-01    32501     801078171   PERVAIZ SAGHIR                       56,000.00      2               486.27      56,000.00    74.6
326-01    32501     801078239   PERVAIZ SAGHIR                       56,200.00      2               488.01      56,200.00    74.9
326-01    32501     801080474   STECH TIM D                          40,800.00      1               415.75      40,800.00    80.0
326-01    32503     801080581   TAPIA LYDIA                         247,500.00      1             2,058.58     247,249.05    90.0
326-01    32503     801081381   KLEIST JAMES K                       65,600.00      1               475.65      65,600.00    80.0
326-01    32501     801083155   DURANT PATRICIA                      41,650.00      7               408.85      41,650.00    85.0
326-01    32501     801083643   MEREDICK CHRISTOPHE J                85,990.00      4               684.18      85,990.00    85.9
326-01    32503     801083999   HUTCHINGS TERRI G                   318,750.00      5             3,126.19     318,539.59    85.0
326-01    32501     801084344   JACKSON TARA                         55,200.00      1               616.02      55,200.00    80.0
326-01    32503     801085515   PARKER GENE A                        72,250.00      1               674.44      72,222.80    85.0
326-01    32501     801085895   DIAL EDDIE G                        115,200.00      7               885.79     115,200.00    90.0
326-01    32501     801086448   STUCKEY RICO                         72,000.00      7               651.89      72,000.00    90.0
326-01    32502     801086836   COLEMAN-KELL BEVERLY J               35,700.00      1               343.36      35,700.00    85.0
326-01    32501     801088311   BOYD MICHAEL FREDERICK              142,800.00      1             1,386.96     142,703.13    81.6
326-01    32503     801090168   MELCHIONDA PATRICIA                 548,000.00      5             4,068.88     548,000.00    80.0
326-01    32503     801090267   BROWN BETTY MARIE                    32,800.00      6               365.12      32,800.00    80.0
326-01    32503     801091158   HERNANDEZ FRANK                      39,600.00      3               294.03      39,600.00    49.5

                                                                 Next       Current        Property
                                                              Adjustment    Mortgage       Value at       Owner
Pool ID   Sale ID   Account           Name                       Date         Rate        Origination    Occupied
-----------------------------------------------------------------------------------------------------------------
326-01    32501     801051889   HILBURN MICHAEL                11/01/00      11.875          116,000.00      Y
326-01    32503     801052796   PAINTER SHERRY L               09/01/00      11.375           83,500.00      Y
326-01    32503     801052994   WILLIAMS BARBARA               10/01/00      11.250           65,000.00      Y
326-01    32503     801053018   JONES CAROLINE E               10/01/00      10.000           90,000.00      Y
326-01    32503     801053810   JOHNSON VAL                    09/01/00       7.250          238,525.00      Y
326-01    32503     801056045   HOLTER JAMES J                 10/01/00       9.375          180,000.00      N
326-01    32501     801060831   CORRIGAN MICHAEL               09/01/00      12.750          162,000.00      Y
326-01    32501     801061755   BONHAM BRENT R                 10/01/00       9.250          590,000.00      Y
326-01    32503     801062043   HANNON MICHAEL J               10/01/00       9.375           50,000.00      N
326-01    32501     801062167   WILLIS SYDNEY P                10/01/00       9.250          116,000.00      Y
326-01    32501     801062316   DANIS JOSEPH JR                10/01/00      10.375          405,000.00      Y
326-01    32503     801062555   KIRKLAND HELEN L               10/01/00      11.875           65,000.00      Y
326-01    32501     801063660   TULANE KIMBERLEY               10/01/00       8.750          123,500.00      Y
326-01    32501     801064858   ANTONOPOULOS SOTIRIOS          10/01/00      10.625          191,000.00      Y
326-01    32503     801064874   GRUNTHANER WAYNE C             09/01/00      12.625           52,000.00      Y
326-01    32501     801065186   PETERS VANESSA                 10/01/00      11.625          180,000.00      Y
326-01    32503     801068107   KRUSE JILL                     03/01/99      12.000           67,000.00      Y
326-01    32501     801068966   KHAN MOHAMED                   10/01/00      10.000          145,000.00      N
326-01    32501     801069162   CAMILLI ROBERT                 03/01/99       8.875          130,000.00      Y
326-01    32501     801069931   TELEGO STANLEY S JR            10/01/00      11.875           97,900.00      Y
326-01    32501     801069998   BERMAN WILLIAM                 09/01/00       8.750          625,000.00      Y
326-01    32503     801070269   LOCKHART DAVID                 10/01/00      11.125           60,000.00      Y
326-01    32501     801070475   BEAUDETTE KIMBERLY             11/01/00       9.125          560,000.00      Y
326-01    32501     801072059   EMERICH CHRIS                  09/01/00       8.500           89,000.00      Y
326-01    32503     801072182   COVINGTON CORNELL M            09/01/00      10.000           87,000.00      Y
326-01    32501     801072315   ALBARRAN FELIX                 04/01/99      11.750          110,000.00      Y
326-01    32501     801072364   KASCHAK STEPHEN                10/01/00       8.875           78,500.00      Y
326-01    32505     801072729   ROBBEN CHARLES D JR            03/01/99       9.750          400,000.00      Y
326-01    32501     801072737   VANDERMAELEN MICHAEL A         10/01/00      10.500          133,500.00      Y
326-01    32501     801072885   ANDERSON BOB                   10/01/00      11.250          173,000.00      Y
326-01    32505     801074477   HICKMAN KEITH E                11/01/00       9.625          129,500.00      Y
326-01    32503     801074642   LEMONIAS ANDROMAHI             09/01/00      10.500          245,000.00      Y
326-01    32503     801074790   SULLIVAN JOHN                  10/01/00       7.875          178,000.00      Y
326-01    32503     801076308   ROBINSON PAULA                 10/01/00      10.500          230,000.00      Y
326-01    32501     801077611   PORNEL MYRNA                   10/01/00      11.875           45,000.00      N
326-01    32505     801077728   TERRY JONATHAN A               11/01/00       9.125          105,000.00      Y
326-01    32502     801077900   SCOTT LEO DALE                 10/01/00       8.500          475,000.00      Y
326-01    32503     801077975   COKE DENNIS                    09/01/00       8.750          160,000.00      Y
326-01    32501     801077991   AHMED SHEIKH                   11/01/00       9.625           90,000.00      Y
326-01    32501     801078056   PERVAIZ SAGHIR                 11/01/00       9.625           75,000.00      Y
326-01    32501     801078171   PERVAIZ SAGHIR                 11/01/00       9.875           75,000.00      N
326-01    32501     801078239   PERVAIZ SAGHIR                 11/01/00       9.875           75,000.00      N
326-01    32501     801080474   STECH TIM D                    11/01/00      11.875           51,000.00      Y
326-01    32503     801080581   TAPIA LYDIA                    09/01/00       9.375          275,000.00      Y
326-01    32503     801081381   KLEIST JAMES K                 10/01/00       7.875           82,000.00      Y
326-01    32501     801083155   DURANT PATRICIA                11/01/00      10.250           49,000.00      Y
326-01    32501     801083643   MEREDICK CHRISTOPHE J          10/01/00       8.875          100,000.00      Y
326-01    32503     801083999   HUTCHINGS TERRI G              09/01/00      11.375          375,000.00      Y
326-01    32501     801084344   JACKSON TARA                   10/01/00      13.125           69,000.00      Y
326-01    32503     801085515   PARKER GENE A                  10/01/00      10.750           85,000.00      Y
326-01    32501     801085895   DIAL EDDIE G                   11/01/00       8.500          128,000.00      Y
326-01    32501     801086448   STUCKEY RICO                   11/01/00      10.375           80,000.00      Y
326-01    32502     801086836   COLEMAN-KELL BEVERLY J         11/01/00      11.125           42,000.00      Y
326-01    32501     801088311   BOYD MICHAEL FREDERICK         08/01/00      11.250          175,000.00      Y
326-01    32503     801090168   MELCHIONDA PATRICIA            10/01/00       8.125          685,000.00      Y
326-01    32503     801090267   BROWN BETTY MARIE              10/01/00      10.625           41,000.00      Y
326-01    32503     801091158   HERNANDEZ FRANK                10/01/00       8.125           80,000.00      Y

ALLIANCE FUNDING                                                PAGE 4  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE B - GROUP 2, SUB-POOL IV
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                 Principal       Type of      Scheduled     Cut-off Date   Original
                                                                 Balance at     Mortgaged      Payment        Principal       LTV
Pool ID   Sale ID   Account           Name                      Origination      Property     Int & Prin       Balance       Ratio
-----------------------------------------------------------------------------------------------------------------------------------
326-01    32501     801091182   MORGAN SCOT                          40,500.00      3               359.17      40,500.00    90.0
326-01    32501     801091190   PICART RAFAEL                       141,600.00      1             1,456.52     141,600.00    80.0
326-01    32501     801091216   HILL JOSEPH A                        58,650.00      7               661.19      58,536.70    85.0
326-01    32503     801091398   SPIVEY RANDY D                       96,900.00      8               868.32      96,859.37    85.0
326-01    32503     801091497   HAPEMAN ALTHEA                       28,000.00      1               274.61      28,000.00    80.0
326-01    32503     801091588   NIEMIEC DANIEL G                    228,000.00      1             2,477.67     227,944.83    80.0
326-01    32501     801091919   ANDERSONNOEC KAREN L                144,000.00      1             1,277.02     143,875.44    84.7
326-01    32501     801091943   STEWART GRACE M                      52,700.00      2               438.33      52,700.00    85.0
326-01    32501     801092115   CRONIN JENINE                        36,550.00      1               355.00      36,550.00    85.0
326-01    32501     801093048   MACKELLAR PETER                      82,500.00      6               880.25      82,500.00    75.0
326-01    32501     801094913   DELAIR MICHAEL                       38,250.00      1               367.89      38,250.00    85.0
326-01    32503     801095696   HAYES TOM A                         328,000.00      1             2,639.16     327,820.84    80.0
326-01    32501     801095753   KOCHELL JOHN                         55,200.00      8               484.42      55,200.00    84.9
326-01    32501     801097163   SKLOSS STEWART L III                324,000.00      1             3,301.56     324,000.00    80.0
326-01    32501     801097296   MEACHAM DARWIN A                     55,000.00      1               389.29      55,000.00    55.0
326-01    32503     801097361   HODGE TIFFANY                        43,600.00      2               366.61      43,578.56    80.0
326-01    32503     801097759   AU NGUYEN THUAN D                    76,500.00      4               622.43      76,459.29    86.9
326-01    32503     801098435   CHOWDHURY SOLMON                     77,250.00      3               670.80      77,250.00    75.0
326-01    32501     801098633   STINSON PATRICK JOHN                352,000.00      1             3,519.44     352,000.00    80.0
326-01    32503     801098690   MIRZA HAFEEZ                         83,625.00      4               710.80      83,625.00    75.0
326-01    32505     801099243   DESILVA LORENSU                     242,100.00      1             1,969.80     242,100.00    90.0
326-01    32501     801099755   KHAMMAPHON WASANA                    56,950.00      1               553.14      56,930.77    85.0
326-01    32503     801100009   ALLEN KENNETH R                     312,350.00      1             3,004.12     312,241.62    84.9
326-01    32503     801100033   SCHWABACHER MAUREEN                 138,125.00      1             1,341.55     137,919.77    85.0
326-01    32503     801100298   ISENNOCK GREGORY R                   90,400.00      1               947.30      90,400.00    80.0
326-01    32503     801100470   SOSA BEATRIZ                         68,720.00      3               615.80      68,720.00    85.9
326-01    32501     801100637   MARTIN THELMA                       101,200.00      1             1,070.26     101,200.00    80.9
326-01    32501     801100652   WILSON CORRINE J                    121,500.00      7             1,145.61     121,500.00    90.0
326-01    32501     801100777   JONES DONALD DEAN                    94,500.00      1               726.62      94,500.00    90.0
326-01    32503     801101551   RICHARDSON ELLIS                     86,000.00      1               917.85      85,977.98    74.7
326-01    32503     801101668   ANDEER KYLE E                       254,100.00      1             1,931.35     253,942.06    84.4
326-01    32503     801102336   HUFFMAN KERRY G                     255,000.00      1             2,500.95     255,000.00    85.0
326-01    32503     801103417   DAVIS BENJAMIN JEROME               277,950.00      1             2,261.49     277,653.05    85.0
326-01    32505     801103441   JOHNSON LINDA K                     283,000.00      1             3,102.92     283,000.00    80.8
326-01    32503     801103474   VALLE GLORIA                        157,200.00      5             1,511.92     157,145.45    84.9
326-01    32501     801104126   CHAPARRO NIMIA                      195,500.00      4             1,954.69     195,500.00    85.0
326-01    32503     801104639   GUTT CHRISTOPHE A                    52,200.00      1               410.66      52,169.97    90.0
326-01    32501     801104795   TAYLOR LYMAN M                      323,000.00      1             2,512.26     323,000.00    89.9
326-01    32503     801105842   NAVARRETE PONCIANO                   94,500.00      3               864.43      94,462.45    90.0
326-01    32503     801106220   FINNEY DORSEY S                      83,250.00      3               707.62      83,250.00    90.0
326-01    32505     801106402   EDGE WILLIAM D                       53,000.00      7               514.77      53,000.00    85.0
326-01    32503     801107400   RAYFIELD CAROLYN                     71,900.00      1               552.85      71,812.57    89.9
326-01    32503     801107475   SOUTHALL JANICE M                    45,200.00      3               451.93      45,200.00    80.0
326-01    32501     801107806   YOUNCE ZACHARY L                     50,520.00      1               558.85      50,520.00    80.0
326-01    32501     801107814   VASKO ROBERT M                      120,000.00      1             1,304.03     120,000.00    80.0
326-01    32503     801108200   NELSON RICKIE D                     343,500.00      1             2,794.83     343,500.00    75.0
326-01    32501     801108598   FRYMOYER JANEL L                     36,800.00      1               374.99      36,800.00    80.0
326-01    32501     801108788   HARDY CHRIS C                        97,200.00      7               826.19      97,200.00    90.0
326-01    32503     801109067   RAMBERT JESSIE M                     61,000.00      7               463.64      61,000.00    77.2
326-01    32503     801109554   GARRETT WALTER                       43,600.00      1               346.91      43,600.00    80.0
326-01    32501     801109992   HODGE FRANK C                        43,750.00      6               518.06      43,750.00    74.7
326-01    32501     801110719   SHELBY EDNA E                       252,900.00      1             1,944.59     252,900.00    79.9
326-01    32503     801110859   LOWRY BURTON S                      157,500.00      3             1,324.34     157,344.46    90.0
326-01    32505     801113929   MC CLELLAND NINA F                   28,000.00      7               370.54      28,000.00    80.0
326-01    32503     801114232   SINGH JAIPAUL                       153,000.00      3             1,371.03     153,000.00    81.8
326-01    32501     801114604   RILEY FLOYD E                       402,500.00      1             3,347.79     402,500.00    70.0
326-01    32501     801115668   JOLAGH ZAID YOUSIF                  103,000.00      1               782.87     103,000.00    84.4

                                                                 Next       Current        Property
                                                              Adjustment    Mortgage       Value at       Owner
Pool ID   Sale ID   Account           Name                       Date         Rate        Origination    Occupied
-----------------------------------------------------------------------------------------------------------------
326-01    32501     801091182   MORGAN SCOT                    10/01/00      10.125           45,000.00      Y
326-01    32501     801091190   PICART RAFAEL                  10/01/00      12.000          177,000.00      Y
326-01    32501     801091216   HILL JOSEPH A                  11/01/00      12.375           69,000.00      Y
326-01    32503     801091398   SPIVEY RANDY D                 10/01/00      10.250          114,000.00      Y
326-01    32503     801091497   HAPEMAN ALTHEA                 10/01/00      11.375           35,000.00      Y
326-01    32503     801091588   NIEMIEC DANIEL G               09/01/00      12.750          285,000.00      Y
326-01    32501     801091919   ANDERSONNOEC KAREN L           11/01/00      10.125          170,000.00      Y
326-01    32501     801091943   STEWART GRACE M                10/01/00       9.375           62,000.00      Y
326-01    32501     801092115   CRONIN JENINE                  10/01/00      11.250           43,000.00      Y
326-01    32501     801093048   MACKELLAR PETER                11/01/00       9.875          110,000.00      Y
326-01    32501     801094913   DELAIR MICHAEL                 10/01/00      11.125           45,000.00      Y
326-01    32503     801095696   HAYES TOM A                    09/01/00       9.000          410,000.00      Y
326-01    32501     801095753   KOCHELL JOHN                   11/01/00      10.000           65,000.00      Y
326-01    32501     801097163   SKLOSS STEWART L III           11/01/00      11.875          405,000.00      Y
326-01    32501     801097296   MEACHAM DARWIN A               11/01/00       7.625          100,000.00      Y
326-01    32503     801097361   HODGE TIFFANY                  10/01/00       9.500           54,500.00      Y
326-01    32503     801097759   AU NGUYEN THUAN D              09/14/00       9.125           88,000.00      Y
326-01    32503     801098435   CHOWDHURY SOLMON               10/01/00       9.875          103,000.00      N
326-01    32501     801098633   STINSON PATRICK JOHN           05/01/99      11.625          440,000.00      Y
326-01    32503     801098690   MIRZA HAFEEZ                   10/01/00       9.625          111,500.00      N
326-01    32505     801099243   DESILVA LORENSU                11/01/00       9.125          269,000.00      Y
326-01    32501     801099755   KHAMMAPHON WASANA              10/01/00      11.250           67,000.00      Y
326-01    32503     801100009   ALLEN KENNETH R                09/01/00      11.125          367,500.00      Y
326-01    32503     801100033   SCHWABACHER MAUREEN            06/01/00      11.250          162,500.00      Y
326-01    32503     801100298   ISENNOCK GREGORY R             10/01/00      12.250          113,000.00      Y
326-01    32503     801100470   SOSA BEATRIZ                   10/01/00      10.250           80,000.00      Y
326-01    32501     801100637   MARTIN THELMA                  10/01/00      12.375          125,000.00      Y
326-01    32501     801100652   WILSON CORRINE J               11/01/00      10.875          135,000.00      Y
326-01    32501     801100777   JONES DONALD DEAN              11/01/00       8.500          105,000.00      Y
326-01    32503     801101551   RICHARDSON ELLIS               09/01/00      12.500          115,000.00      Y
326-01    32503     801101668   ANDEER KYLE E                  09/01/00       8.375          301,000.00      Y
326-01    32503     801102336   HUFFMAN KERRY G                10/01/00      11.375          300,000.00      Y
326-01    32503     801103417   DAVIS BENJAMIN JEROME          09/01/00       9.125          327,000.00      Y
326-01    32505     801103441   JOHNSON LINDA K                11/01/00      12.875          350,000.00      Y
326-01    32503     801103474   VALLE GLORIA                   09/01/00      11.125          185,000.00      Y
326-01    32501     801104126   CHAPARRO NIMIA                 10/01/00      11.625          230,000.00      Y
326-01    32503     801104639   GUTT CHRISTOPHE A              10/01/00       8.750           58,000.00      Y
326-01    32501     801104795   TAYLOR LYMAN M                 10/01/00       8.625          359,000.00      Y
326-01    32503     801105842   NAVARRETE PONCIANO             09/01/00      10.500          105,000.00      Y
326-01    32503     801106220   FINNEY DORSEY S                10/01/00       9.625           92,500.00      Y
326-01    32505     801106402   EDGE WILLIAM D                 10/01/00      11.250           62,353.00      Y
326-01    32503     801107400   RAYFIELD CAROLYN               09/01/00       8.500           79,900.00      Y
326-01    32503     801107475   SOUTHALL JANICE M              10/01/00      11.625           56,500.00      N
326-01    32501     801107806   YOUNCE ZACHARY L               10/01/00      13.000           63,150.00      Y
326-01    32501     801107814   VASKO ROBERT M                 10/01/00      12.750          150,000.00      Y
326-01    32503     801108200   NELSON RICKIE D                10/01/00       9.125          458,000.00      Y
326-01    32501     801108598   FRYMOYER JANEL L               11/01/00      11.875           46,000.00      Y
326-01    32501     801108788   HARDY CHRIS C                  11/01/00       9.625          108,000.00      Y
326-01    32503     801109067   RAMBERT JESSIE M               10/01/00       8.375           79,000.00      Y
326-01    32503     801109554   GARRETT WALTER                 10/01/00       8.875           54,500.00      Y
326-01    32501     801109992   HODGE FRANK C                  11/01/00      11.750           58,500.00      Y
326-01    32501     801110719   SHELBY EDNA E                  10/01/00       8.500          316,215.00      Y
326-01    32503     801110859   LOWRY BURTON S                 09/01/00       9.500          175,000.00      Y
326-01    32505     801113929   MC CLELLAND NINA F             11/01/00      13.875           35,000.00      Y
326-01    32503     801114232   SINGH JAIPAUL                  10/01/00      10.250          187,000.00      Y
326-01    32501     801114604   RILEY FLOYD E                  11/01/00       9.375          575,000.00      Y
326-01    32501     801115668   JOLAGH ZAID YOUSIF             10/01/00       8.375          122,000.00      Y

ALLIANCE FUNDING                                                PAGE 5  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE B - GROUP 2, SUB-POOL IV
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                 Principal       Type of      Scheduled     Cut-off Date   Original
                                                                 Balance at     Mortgaged      Payment        Principal       LTV
Pool ID   Sale ID   Account           Name                      Origination      Property     Int & Prin       Balance       Ratio
-----------------------------------------------------------------------------------------------------------------------------------
326-01    32501     801115841   QUINN CHARLES D                     156,000.00      1             1,131.11     156,000.00    80.0
326-01    32501     801115866   JOHNSON KENNETH J                   170,400.00      1             1,671.22     170,400.00    80.0
326-01    32503     801116088   KIM KO WOON                         120,000.00      2             1,042.02     119,945.48    60.0
326-01    32501     801116112   BRILEY LOREN A                       32,300.00      1               316.79      32,206.18    89.9
326-01    32503     801116617   PINSCHMIDT NORMAN R                  60,000.00      1               450.76      59,961.74    75.0
326-01    32502     801116906   ZIMMERMAN SCOTT A                    71,655.00      1               544.63      71,655.00    85.0
326-01    32503     801117169   WILLIAMS ALLAN C                    157,250.00      5             1,438.43     157,187.51    85.0
326-01    32501     801117268   LINS MARTIN F                       169,000.00      1             1,852.98     169,000.00    65.0
326-01    32501     801118118   TARTAGLIA ROBERT                    152,800.00      1             1,615.97     152,800.00    80.0
326-01    32503     801118308   COOPERSMITH MELVIN                  300,000.00      1             2,856.97     300,000.00    80.0
326-01    32503     801118787   BEAVIN C WILLIAM                     80,750.00      1               822.84      80,750.00    84.1
326-01    32503     801118829   DAVIS MONIQUE M                     328,797.00      1             3,131.21     328,679.76    80.0
326-01    32502     801118845   CHRISTIAN RUDOLPH                   124,000.00      4             1,088.19     124,000.00    80.0
326-01    32503     801119116   CROSS DONALD L                       81,000.00      1               644.47      80,954.59    90.0
326-01    32503     801119736   GOLDOVICH RICHARD                    68,000.00      1               692.92      68,000.00    80.0
326-01    32503     801121294   WHITE LINDA                          48,000.00      1               470.77      48,000.00    80.0
326-01    32503     801122607   BRANDIMARTE MATHEW D                 87,750.00      1               877.36      87,722.72    75.0
326-01    32501     801124629   GREGORY AMY JO                       56,800.00      1               595.21      56,784.62    80.0
326-01    32503     801125337   WEAVER TABRINA                      123,250.00      1             1,002.80     123,250.00    85.0
326-01    32503     801125535   AUKUSITINO PALEPO P                 153,000.00      1             1,082.92     153,000.00    90.0
326-01    32503     801125584   KREISER MICHAEL J                   531,000.00      1             4,035.98     531,000.00    75.0
326-01    32505     801125899   SMITH GENEVA B                       78,750.00      7               749.95      78,750.00    75.0
326-01    32501     801126004   POPIELARCZYK JOSEPH                  54,000.00      3               468.91      54,000.00    90.0
326-01    32503     801126848   WALTON DENISE                       119,000.00      2             1,000.62     118,941.46    85.0
326-01    32501     801127754   FAILLACE PAUL                        59,700.00      1               475.00      59,700.00    85.8
326-01    32505     801127887   CRAIN WILLIAM                        24,000.00      2               204.00      24,000.00    75.0
326-01    32503     801128026   LANDOU PHILIP H                      81,400.00      8               714.35      81,363.98    89.9
326-01    32501     801128661   CHRISTIAN RUDOLPH                   139,500.00      4             1,276.06     139,500.00    90.0
326-01    32503     801128752   WILCOCK ERICA                        35,000.00      2               330.01      35,000.00    70.0
326-01    32503     801128869   CERON CARLOS R                      120,800.00      5               844.65     120,710.35    80.0
326-01    32501     801129172   HANSEN D ON JR                      128,100.00      1               996.35     128,100.00    53.8
326-01    32501     801129693   FISHPAW JOHN J                       97,188.00      1             1,046.69      97,188.00    80.9
326-01    32501     801129800   YOUNG GEARLINE D                    196,057.00      1             1,904.23     196,057.00    85.9
326-01    32503     801130212   STOIAN CORNLIU                      100,000.00      1               751.27      99,872.02    46.5
326-01    32501     801131046   POTTER WARREN                        58,500.00      4               601.74      58,500.00    65.0
326-01    32503     801131871   LE VIEN T                            99,000.00      1               770.01      98,941.55    84.9
326-01    32501     801132986   DOERMANN DAVID                      102,850.00      1               989.19     102,850.00    85.0
326-01    32501     801133117   LARSON MARSHA                        68,000.00      1               475.47      68,000.00    80.0
326-01    32505     801133125   JAMES GAYLE D                        37,600.00      3               319.60      37,600.00    80.0
326-01    32501     801133463   BERUBE INGRID                        87,500.00      1               800.40      87,500.00    70.0
326-01    32503     801133521   ENGELBRECHT TAMRA BETH              149,600.00      1             1,524.42     149,600.00    77.9
326-01    32503     801133562   TIGCHELAAR JOSHUA                   106,400.00      8             1,003.24     106,361.01    80.0
326-01    32501     801133596   BERUBE ROBERT                       191,250.00      1             1,857.54     191,250.00    85.0
326-01    32503     801134214   EDMONDS CHERYL P                     91,000.00      7               740.41      91,000.00    58.7
326-01    32503     801134693   WADE ROBERT MICHAEL                  80,750.00      7               753.79      80,750.00    85.0
326-01    32501     801134958   LIPPS DAVID                         178,400.00      1             1,324.61     178,400.00    80.0
326-01    32503     801135260   YERSKEY WILD RICHARD A              360,000.00      1             3,293.06     360,000.00    80.0
326-01    32501     801135310   LOBIONDO ANTHONY                    155,000.00      1             1,233.25     155,000.00    65.9
326-01    32503     801135716   DRAGICEVICH MICHAEL G                62,000.00      1               643.71      61,982.75    84.9
326-01    32503     801135740   TEMPERATO LAWRENCE A                 67,000.00      1               657.11      66,977.99    65.0
326-01    32502     801135989   STAUB DALE L                         55,000.00      1               427.78      55,000.00    71.4
326-01    32501     801136243   CLEMENTE EDWARD A                    89,900.00      7               890.27      89,900.00    82.1
326-01    32501     801136268   AUSTIN CAESAR                        47,600.00      1               457.81      47,600.00    85.0
326-01    32501     801137134   POVIO VINCENT L                     160,200.00      3             1,405.87     160,129.13    90.0
326-01    32503     801137407   CANADY ANGELLA B                     98,100.00      7               833.84      98,100.00    90.0
326-01    32501     801137902   PELLOT MIGUEL A                      76,000.00      1               531.40      76,000.00    80.0
326-01    32501     801138348   PACE SALVATORE                       29,600.00      1               235.51      29,600.00    80.0

                                                                 Next       Current        Property
                                                              Adjustment    Mortgage       Value at       Owner
Pool ID   Sale ID   Account           Name                       Date         Rate        Origination    Occupied
-----------------------------------------------------------------------------------------------------------------
326-01    32501     801115841   QUINN CHARLES D                11/01/00       7.875          195,000.00      Y
326-01    32501     801115866   JOHNSON KENNETH J              11/01/00      11.375          213,000.00      Y
326-01    32503     801116088   KIM KO WOON                    10/01/00       9.875          200,000.00      Y
326-01    32501     801116112   BRILEY LOREN A                 09/01/00      11.375           35,900.00      Y
326-01    32503     801116617   PINSCHMIDT NORMAN R            10/01/00       8.250           80,000.00      Y
326-01    32502     801116906   ZIMMERMAN SCOTT A              11/01/00       8.375           84,300.00      Y
326-01    32503     801117169   WILLIAMS ALLAN C               10/01/00      10.500          185,000.00      Y
326-01    32501     801117268   LINS MARTIN F                  10/01/00      12.875          260,000.00      Y
326-01    32501     801118118   TARTAGLIA ROBERT               10/01/00      12.375          191,000.00      Y
326-01    32503     801118308   COOPERSMITH MELVIN             10/01/00      11.000          375,000.00      Y
326-01    32503     801118787   BEAVIN C WILLIAM               10/01/00      11.875           96,000.00      Y
326-01    32503     801118829   DAVIS MONIQUE M                10/01/00      11.000          410,997.00      Y
326-01    32502     801118845   CHRISTIAN RUDOLPH              11/01/00      10.000          155,000.00      N
326-01    32503     801119116   CROSS DONALD L                 10/01/00       8.875           90,000.00      Y
326-01    32503     801119736   GOLDOVICH RICHARD              10/01/00      11.875           85,000.00      Y
326-01    32503     801121294   WHITE LINDA                    10/01/00      11.375           60,000.00      Y
326-01    32503     801122607   BRANDIMARTE MATHEW D           10/01/00      11.625          117,000.00      Y
326-01    32501     801124629   GREGORY AMY JO                 10/01/00      12.250           71,000.00      Y
326-01    32503     801125337   WEAVER TABRINA                 10/01/00       9.125          145,000.00      Y
326-01    32503     801125535   AUKUSITINO PALEPO P            10/01/00       7.625          170,000.00      Y
326-01    32503     801125584   KREISER MICHAEL J              10/01/00       8.375          708,000.00      Y
326-01    32505     801125899   SMITH GENEVA B                 05/01/99      11.000          105,000.00      Y
326-01    32501     801126004   POPIELARCZYK JOSEPH            10/01/00       9.875           60,000.00      Y
326-01    32503     801126848   WALTON DENISE                  10/01/00       9.500          140,000.00      Y
326-01    32501     801127754   FAILLACE PAUL                  10/01/00       8.875           69,500.00      Y
326-01    32505     801127887   CRAIN WILLIAM                  11/01/00       9.625           32,000.00      N
326-01    32503     801128026   LANDOU PHILIP H                09/01/00      10.000           90,540.00      Y
326-01    32501     801128661   CHRISTIAN RUDOLPH              10/01/00      10.500          155,000.00      Y
326-01    32503     801128752   WILCOCK ERICA                  10/01/00      10.875           50,000.00      Y
326-01    32503     801128869   CERON CARLOS R                 09/01/00       7.500          151,000.00      N
326-01    32501     801129172   HANSEN D ON JR                 05/01/99       8.625          238,000.00      Y
326-01    32501     801129693   FISHPAW JOHN J                 10/01/00      12.625          120,000.00      Y
326-01    32501     801129800   YOUNG GEARLINE D               10/01/00      11.250          228,000.00      Y
326-01    32503     801130212   STOIAN CORNLIU                 09/01/00       8.250          215,000.00      Y
326-01    32501     801131046   POTTER WARREN                  04/01/99      12.000           90,000.00      Y
326-01    32503     801131871   LE VIEN T                      10/01/00       8.625          116,500.00      Y
326-01    32501     801132986   DOERMANN DAVID                 10/01/00      11.125          121,000.00      Y
326-01    32501     801133117   LARSON MARSHA                  10/01/00       7.500           85,000.00      Y
326-01    32505     801133125   JAMES GAYLE D                  04/01/99       9.625           47,000.00      N
326-01    32501     801133463   BERUBE INGRID                  11/01/00      10.500          125,000.00      N
326-01    32503     801133521   ENGELBRECHT TAMRA BETH         10/01/00      11.875          192,000.00      Y
326-01    32503     801133562   TIGCHELAAR JOSHUA              10/01/00      10.875          133,000.00      Y
326-01    32501     801133596   BERUBE ROBERT                  11/01/00      11.250          225,000.00      Y
326-01    32503     801134214   EDMONDS CHERYL P               10/01/00       9.125          155,000.00      Y
326-01    32503     801134693   WADE ROBERT MICHAEL            10/01/00      10.750           95,000.00      Y
326-01    32501     801134958   LIPPS DAVID                    11/01/00       8.125          223,000.00      Y
326-01    32503     801135260   YERSKEY WILD RICHARD A         10/01/00      10.500          450,000.00      Y
326-01    32501     801135310   LOBIONDO ANTHONY               10/01/00       8.875          235,000.00      Y
326-01    32503     801135716   DRAGICEVICH MICHAEL G          09/01/00      12.125           73,000.00      Y
326-01    32503     801135740   TEMPERATO LAWRENCE A           09/01/00      11.375          103,000.00      Y
326-01    32502     801135989   STAUB DALE L                   11/01/00       8.625           77,000.00      N
326-01    32501     801136243   CLEMENTE EDWARD A              11/01/00      11.500          109,500.00      Y
326-01    32501     801136268   AUSTIN CAESAR                  11/01/00      11.125           56,000.00      Y
326-01    32501     801137134   POVIO VINCENT L                09/01/00      10.000          178,000.00      Y
326-01    32503     801137407   CANADY ANGELLA B               10/01/00       9.625          109,000.00      Y
326-01    32501     801137902   PELLOT MIGUEL A                10/01/00       7.500           95,000.00      Y
326-01    32501     801138348   PACE SALVATORE                 10/01/00       8.875           37,000.00      N

ALLIANCE FUNDING                                                PAGE 6  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE B - GROUP 2, SUB-POOL IV
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                 Principal       Type of      Scheduled     Cut-off Date   Original
                                                                 Balance at     Mortgaged      Payment        Principal       LTV
Pool ID   Sale ID   Account           Name                      Origination      Property     Int & Prin       Balance       Ratio
-----------------------------------------------------------------------------------------------------------------------------------
326-01    32501     801138553   WELLS THEODORE BUDD JR               83,000.00      1               910.04      82,980.48    61.4
326-01    32501     801139072   GOLDSMITH STEVEN E                   87,000.00      2               812.13      87,000.00    75.0
326-01    32503     801139155   SHARP JASON S                       124,200.00      8               879.08     124,200.00    90.0
326-01    32503     801139197   TSIPENYUK SAMUEL L                  316,000.00      1             3,069.19     315,893.31    80.0
326-01    32503     801139221   ELLIS PEGGY                          46,000.00      3               382.60      45,953.37    80.0
326-01    32503     801139296   CERON CARLOS R                      120,800.00      5               824.07     120,705.76    80.0
326-01    32503     801139403   CASEY JOHN J                        340,000.00      1             3,015.20     340,000.00    37.7
326-01    32503     801139411   METZGER ROBERT T                     54,400.00      1               533.54      54,400.00    80.0
326-01    32505     801139569   WHERRY DARRYL                        52,000.00      3               529.88      52,000.00    80.0
326-01    32505     801139916   STRINGER GAIL M                      53,500.00      2               430.48      53,500.00    84.9
326-01    32501     801140278   OLIVARES SERGIO                     104,400.00      1               766.05     104,329.95    90.0
326-01    32503     801140377   DALLAS LEE                           79,000.00      1               600.46      79,000.00    86.8
326-01    32503     801140427   NORRIS LISA A                        85,850.00      7               737.58      85,850.00    81.3
326-01    32503     801140625   BUSKIRK ALAN                         58,400.00      1               567.22      58,400.00    80.0
326-01    32503     801140716   BUTTNER INDREK                      297,500.00      1             2,805.10     297,500.00    85.0
326-01    32503     801140732   COLGAN SUSAN                        285,000.00      1             2,714.12     284,692.34    89.9
326-01    32503     801140765   MARTIN LINDA M                      298,000.00      1             3,267.38     297,859.06    71.2
326-01    32503     801141185   PULLINGS ORRIN                      136,000.00      3             1,131.18     135,792.34    82.4
326-01    32505     801141367   CAVENDER MICHAEL R                  161,500.00      5             1,314.02     161,500.00    84.6
326-01    32503     801142266   RISHER PORTIA M                      81,500.00      1               791.58      81,500.00    84.0
326-01    32503     801142688   FARRELL DAVID J                     116,800.00      1             1,014.23     116,800.00    80.0
326-01    32502     801142910   JOHNSON RICHARD E                   100,000.00      5               786.70     100,000.00    71.4
326-01    32501     801143074   VO MY NGA THI                       202,500.00      1             1,575.03     202,260.02    75.0
326-01    32501     801143249   MUDARO MICHAEL                       56,800.00      1               431.72      56,800.00    80.0
326-01    32501     801143371   MULQUEEN DENNIS M                    70,400.00      7               679.38      70,400.00    80.0
326-01    32501     801143603   SMILEY KENNETH                      240,000.00      1             1,761.03     240,000.00    80.0
326-01    32503     801143819   LOFTUS NICOLE M                      90,000.00      1               637.01      90,000.00    90.0
326-01    32503     801144148   POWELL CHARLES B                    283,500.00      1             2,461.77     283,371.20    90.0
326-01    32503     801144783   CAMPBELL VANESSA B                   36,800.00      2               389.18      36,800.00    80.0
326-01    32503     801145202   HARRIS LESA R                       102,850.00      7               921.64     102,806.87    85.0
326-01    32503     801146291   SEXTON HAROLD                        84,000.00      4               675.89      84,000.00    80.0
326-01    32501     801146515   SILVER SHARI                         38,500.00      1               373.94      38,500.00    70.0
326-01    32503     801146713   JONES JODY                          144,500.00      1             1,098.30     144,500.00    85.0
326-01    32501     801146937   HARRISON CHERYL                      88,000.00      7               747.99      88,000.00    84.9
326-01    32501     801147257   PRATT KENNETH R                     101,600.00      1               948.42     101,600.00    80.0
326-01    32501     801147620   BROWN LISA                           81,600.00      1               800.30      81,600.00    80.0
326-01    32503     801147695   DO OANH                              91,800.00      1               626.24      91,800.00    90.0
326-01    32503     801148826   COLLINS JOHN L                      266,000.00      1             2,508.09     266,000.00    70.0
326-01    32501     801149287   AVITIA ABRAHAM                       69,700.00      4               657.19      69,700.00    89.9
326-01    32501     801149725   SNYDER DAVID M                      102,400.00      1             1,132.75     102,400.00    80.0
326-01    32503     801149931   BENNETT MARIE                       119,000.00      8               968.22     119,000.00    85.0
326-01    32503     801151283   B0DILY JANELL                       119,700.00      1               806.44     119,700.00    90.0
326-01    32503     801151291   LYONS CHRISTINE TRACY                91,600.00      1               846.47      91,600.00    80.0
326-01    32501     801151572   AUSTIN CHERYL A                      70,100.00      1               621.66      70,039.36    84.9
326-01    32501     801152109   ALLISON CHARLOTTE                    50,000.00      1               485.63      50,000.00    80.0
326-01    32501     801152562   MORGAN KENT D                       360,000.00      1             2,832.12     360,000.00    74.2
326-01    32501     801152596   THOMAS EARL W                       275,000.00      1             2,312.35     275,000.00    68.7
326-01    32503     801153297   GUINN DIANE                          63,400.00      3               538.89      63,400.00    88.0
326-01    32503     801153420   EHLER SCOTT D                       229,500.00      1             2,099.33     229,408.80    85.0
326-01    32501     801153768   HENRY NIAMBI                        132,000.00      1             1,434.44     131,903.15    80.0
326-01    32503     801154675   WILCOX LEESA                        212,500.00      1             1,728.97     212,500.00    85.0
326-01    32503     801155193   HOLTZINGER REX A                     93,500.00      7               811.91      93,457.52    85.0
326-01    32503     801155276   KELLER RONALD A                     225,000.00      1             2,185.34     224,924.04    75.0
326-01    32505     801155607   BOYER HAROLD W                       45,900.00      7               485.54      45,900.00    85.0
326-01    32501     801155672   BARNES JOANNE                       153,600.00      1             1,565.18     153,600.00    80.0
326-01    32503     801155813   MARTIN JAMES                         82,500.00      5               731.63      82,500.00    75.0
326-01    32505     801156100   ABDELHAQ SAMIR                      258,300.00      3             2,290.66     258,300.00    89.8

                                                                 Next       Current        Property
                                                              Adjustment    Mortgage       Value at       Owner
Pool ID   Sale ID   Account           Name                       Date         Rate        Origination    Occupied
-----------------------------------------------------------------------------------------------------------------
326-01    32501     801138553   WELLS THEODORE BUDD JR         10/01/00      12.875          135,000.00      Y
326-01    32501     801139072   GOLDSMITH STEVEN E             10/01/00      10.750          116,000.00      Y
326-01    32503     801139155   SHARP JASON S                  10/01/00       7.625          138,000.00      Y
326-01    32503     801139197   TSIPENYUK SAMUEL L             10/01/00      11.250          395,000.00      Y
326-01    32503     801139221   ELLIS PEGGY                    10/01/00       9.375           57,500.00      N
326-01    32503     801139296   CERON CARLOS R                 09/01/00       7.250          151,000.00      N
326-01    32503     801139403   CASEY JOHN J                   10/01/00      10.125          900,000.00      Y
326-01    32503     801139411   METZGER ROBERT T               10/01/00      11.375           68,000.00      Y
326-01    32505     801139569   WHERRY DARRYL                  11/01/00      11.875           65,000.00      Y
326-01    32505     801139916   STRINGER GAIL M                10/01/00       9.000           63,000.00      Y
326-01    32501     801140278   OLIVARES SERGIO                10/01/00       8.000          116,000.00      Y
326-01    32503     801140377   DALLAS LEE                     10/01/00       8.375           91,000.00      Y
326-01    32503     801140427   NORRIS LISA A                  10/01/00       9.750          105,500.00      Y
326-01    32503     801140625   BUSKIRK ALAN                   10/01/00      11.250           73,000.00      Y
326-01    32503     801140716   BUTTNER INDREK                 10/01/00      10.875          350,000.00      Y
326-01    32503     801140732   COLGAN SUSAN                   07/01/00      11.000          317,000.00      Y
326-01    32503     801140765   MARTIN LINDA M                 08/01/00      12.875          418,000.00      Y
326-01    32503     801141185   PULLINGS ORRIN                 08/01/00       9.375          165,000.00      Y
326-01    32505     801141367   CAVENDER MICHAEL R             11/01/00       9.125          190,800.00      Y
326-01    32503     801142266   RISHER PORTIA M                10/01/00      11.250           97,000.00      Y
326-01    32503     801142688   FARRELL DAVID J                10/01/00       9.875          146,000.00      Y
326-01    32502     801142910   JOHNSON RICHARD E              10/01/00       8.750          140,000.00      N
326-01    32501     801143074   VO MY NGA THI                  10/01/00       8.625          270,000.00      Y
326-01    32501     801143249   MUDARO MICHAEL                 11/01/00       8.375           71,000.00      Y
326-01    32501     801143371   MULQUEEN DENNIS M              11/01/00      10.000           88,000.00      Y
326-01    32501     801143603   SMILEY KENNETH                 11/01/00       8.000          300,000.00      Y
326-01    32503     801143819   LOFTUS NICOLE M                10/01/00       7.625          100,000.00      Y
326-01    32503     801144148   POWELL CHARLES B               10/01/00       9.875          315,000.00      Y
326-01    32503     801144783   CAMPBELL VANESSA B             10/01/00      12.375           46,000.00      Y
326-01    32503     801145202   HARRIS LESA R                  10/01/00      10.250          121,000.00      Y
326-01    32503     801146291   SEXTON HAROLD                  10/01/00       9.000          105,000.00      Y
326-01    32501     801146515   SILVER SHARI                   10/01/00      11.250           55,000.00      N
326-01    32503     801146713   JONES JODY                     10/01/00       8.375          170,000.00      Y
326-01    32501     801146937   HARRISON CHERYL                11/01/00       9.625          103,627.00      Y
326-01    32501     801147257   PRATT KENNETH R                10/01/00      10.750          127,000.00      Y
326-01    32501     801147620   BROWN LISA                     11/01/00      11.375          102,000.00      Y
326-01    32503     801147695   DO OANH                        10/01/00       7.250          102,000.00      Y
326-01    32503     801148826   COLLINS JOHN L                 10/01/00      10.875          380,000.00      Y
326-01    32501     801149287   AVITIA ABRAHAM                 11/01/00      10.875           77,500.00      Y
326-01    32501     801149725   SNYDER DAVID M                 10/01/00      13.000          128,000.00      Y
326-01    32503     801149931   BENNETT MARIE                  10/01/00       9.125          140,000.00      Y
326-01    32503     801151283   B0DILY JANELL                  10/01/00       7.125          133,000.00      Y
326-01    32503     801151291   LYONS CHRISTINE TRACY          10/01/00      10.625          114,500.00      Y
326-01    32501     801151572   AUSTIN CHERYL A                11/01/00      10.125           82,500.00      Y
326-01    32501     801152109   ALLISON CHARLOTTE              11/01/00      11.250           62,500.00      Y
326-01    32501     801152562   MORGAN KENT D                  11/01/00       8.750          485,000.00      Y
326-01    32501     801152596   THOMAS EARL W                  10/01/00       9.500          400,000.00      Y
326-01    32503     801153297   GUINN DIANE                    10/01/00       9.625           72,000.00      Y
326-01    32503     801153420   EHLER SCOTT D                  10/01/00      10.500          270,000.00      Y
326-01    32501     801153768   HENRY NIAMBI                   07/01/00      12.750          165,000.00      Y
326-01    32503     801154675   WILCOX LEESA                   10/01/00       9.125          250,000.00      Y
326-01    32503     801155193   HOLTZINGER REX A               10/01/00       9.875          110,000.00      Y
326-01    32503     801155276   KELLER RONALD A                10/01/00      11.250          300,000.00      Y
326-01    32505     801155607   BOYER HAROLD W                 11/01/00      11.375           54,000.00      Y
326-01    32501     801155672   BARNES JOANNE                  11/01/00      11.875          192,000.00      Y
326-01    32503     801155813   MARTIN JAMES                   10/01/00      10.125          110,000.00      Y
326-01    32505     801156100   ABDELHAQ SAMIR                 11/01/00      10.125          287,500.00      Y

ALLIANCE FUNDING                                                PAGE 7  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE B - GROUP 2, SUB-POOL IV
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                 Principal       Type of      Scheduled     Cut-off Date   Original
                                                                 Balance at     Mortgaged      Payment        Principal       LTV
Pool ID   Sale ID   Account           Name                      Origination      Property     Int & Prin       Balance       Ratio
-----------------------------------------------------------------------------------------------------------------------------------
326-01    32503     801156977   SULLIVAN JOSEPH M                    96,255.00      8               880.48      96,216.75    90.0
326-01    32503     801157116   ANDERSON HERMAN A                   209,000.00      2             1,814.85     209,000.00    69.9
326-01    32501     801157504   ROWLAND ROBERT J                     89,100.00      1               677.22      89,100.00    90.0
326-01    32502     801157546   ORDONEZ ROSA                        175,500.00      3             1,572.66     175,500.00    90.0
326-01    32503     801157629   CLARKE PETER E                      134,300.00      1             1,044.57     134,300.00    85.0
326-01    32501     801157710   HERNANDEZ PEDRO                      32,000.00      1               341.52      31,991.81    80.0
326-01    32501     801158031   DENNIS LEONARD III                  292,000.00      1             2,117.20     292,000.00    80.0
326-01    32501     801159427   JONES JERRY                          80,800.00      1               792.46      80,800.00    80.0
326-01    32501     801159690   BELL MICHAEL D                       59,400.00      3               494.06      59,339.77    90.0
326-01    32501     801159997   KATO JUDY                            64,000.00      1               627.69      64,000.00    79.0
326-01    32503     801160060   GALVANI DAVID A                     182,700.00      1             1,293.14     182,700.00    90.0
326-01    32501     801160094   DARASH RAY                          238,000.00      1             1,788.01     237,695.44    84.0
326-01    32501     801160474   SOHOLT MARTIN A                     157,500.00      1             1,211.04     157,500.00    90.0
326-01    32501     801161019   NEVRADAKIS ZOE                      282,200.00      3             2,450.48     282,200.00    85.0
326-01    32501     801161142   THATCHER MELISSA A                   92,000.00      7               867.46      92,000.00    80.0
326-01    32501     801161464   VO ANH NGOC                          68,400.00      1               466.61      68,400.00    90.0
326-01    32503     801161498   TAYLOR ROZELL                        51,000.00      1               500.19      50,966.34    85.0
326-01    32501     801161613   FRALEY WILLIAM J                     72,100.00      1               700.28      72,100.00    84.9
326-01    32501     801161795   MEMENGA MICHAEL G                   110,500.00      1             1,094.28     110,464.68    85.0
326-01    32501     801162298   SANCHEZ GABRIEL                      83,300.00      7               723.33      83,300.00    85.0
326-01    32503     801162355   HUYNH TAM VAN                        59,850.00      1               460.19      59,850.00    90.0
326-01    32501     801162991   ENGLISH RICHARD A                   359,100.00      1             2,761.17     359,100.00    90.0
326-01    32501     801163072   HAND DALE R                          88,000.00      7               984.34      88,000.00    80.0
326-01    32501     801163783   ELLIOTT BRIAN J                      49,693.00      1               492.11      49,693.00    70.9
326-01    32503     801164161   SORENSEN GARY                       109,650.00      1               892.15     109,650.00    85.0
326-01    32501     801164369   ROBLES STANLEY L                    103,700.00      1             1,007.20     103,700.00    85.0
326-01    32503     801164799   KHATIB MANSOUR A                    206,250.00      8             1,772.01     206,153.77    79.9
326-01    32501     801165010   O'DONOGHUE JOHN                      54,750.00      4               475.42      54,725.13    75.0
326-01    32503     801165069   LYNN ANTHONY                        910,000.00      8             6,440.92     910,000.00    65.0
326-01    32503     801165291   CATLETT FLOARD C                    112,200.00      1               813.53     112,200.00    85.0
326-01    32501     801165630   BERNER ALAN                          89,200.00      1               917.52      89,200.00    84.9
326-01    32501     801165663   KITTRELL TONY LEE                    47,855.00      7               455.73      47,855.00    85.0
326-01    32501     801167487   HUFFMAN MICHAEL E                    56,015.00      1               538.74      56,015.00    85.0
326-01    32501     801168550   DEWITT STEVEN R                     137,200.00      1             1,398.07     137,200.00    80.0
326-01    32501     801168881   BURKETT JEREMY A                     89,250.00      8               678.36      89,138.67    85.0
326-01    32503     801169145   HARRIMAN NATHAN                     240,000.00      1             1,556.64     240,000.00    76.6
326-01    32501     801169186   WARDEN PATRICK J                    177,900.00      1             1,812.80     177,900.00    80.8
326-01    32505     801169541   CAVENDER MICHAEL R                  142,500.00      5             1,083.10     142,500.00    75.0
326-01    32503     801170333   DAVIS MELAINE L                     111,900.00      1             1,248.78     111,900.00    79.9
326-01    32501     801170598   COLEMAN ROSALIND                     93,500.00      1               988.83      93,500.00    85.7
326-01    32501     801170747   BALDWIN THOMAS J                     87,700.00      3               885.25      87,700.00    85.1
326-01    32501     801170986   FOX TAMMI L                          97,750.00      7               875.94      97,750.00    85.0
326-01    32501     801171174   YOUNG MARTIN L                       67,200.00      1               534.67      67,200.00    80.0
326-01    32503     801171380   MITCHELL CLARENCE                    88,200.00      7               749.69      88,200.00    90.0
326-01    32503     801172248   MURRAY STACY GLENN                   56,800.00      1               567.91      56,800.00    80.0
326-01    32501     801172768   MILES ALLEN R                       117,000.00      1               930.90     117,000.00    90.0
326-01    32503     801173451   MARTIN JAMES                         70,000.00      5               640.32      70,000.00    63.6
326-01    32501     801174335   FIFE DENNIS                          46,400.00      1               481.75      46,360.85    80.0
326-01    32501     801175597   GILBERT JAY VAN                      46,800.00      1               459.00      46,800.00    80.0
326-01    32503     801176108   VAUGHN DANELLE                       62,100.00      3               494.10      62,100.00    90.0
326-01    32503     801176678   SOWEIDAN HABIB A                    139,500.00      1               987.37     139,500.00    90.0
326-01    32505     801176926   CRAWFORD SAMUEL                      58,000.00      1               445.97      58,000.00    68.2
326-01    32502     801177478   MILLER DAVID V                       51,200.00      1               521.73      51,200.00    79.3
326-01    32501     801178179   SMITH LENDON                        221,000.00      3             2,000.95     221,000.00    85.0
326-01    32503     801178203   KAKALAHIVA HAFOKA                   103,700.00      1               843.74     103,589.20    85.0
326-01    32501     801180126   HICKS ROBERT THOMAS                  56,000.00      1               603.10      56,000.00    80.0
326-01    32501     801180159   FRAZIER CALVIN                       74,800.00      1               719.42      74,774.04    85.0

                                                                 Next       Current        Property
                                                              Adjustment    Mortgage       Value at       Owner
Pool ID   Sale ID   Account           Name                       Date         Rate        Origination    Occupied
-----------------------------------------------------------------------------------------------------------------
326-01    32503     801156977   SULLIVAN JOSEPH M              10/01/00      10.500          106,950.00      Y
326-01    32503     801157116   ANDERSON HERMAN A              10/01/00       9.875          299,000.00      Y
326-01    32501     801157504   ROWLAND ROBERT J               11/01/00       8.375           99,000.00      Y
326-01    32502     801157546   ORDONEZ ROSA                   11/01/00      10.250          195,000.00      Y
326-01    32503     801157629   CLARKE PETER E                 10/01/00       8.625          158,000.00      Y
326-01    32501     801157710   HERNANDEZ PEDRO                10/01/00      12.500           40,000.00      Y
326-01    32501     801158031   DENNIS LEONARD III             11/01/00       7.875          365,000.00      Y
326-01    32501     801159427   JONES JERRY                    11/01/00      11.375          101,000.00      Y
326-01    32501     801159690   BELL MICHAEL D                 11/01/00       9.375           66,000.00      Y
326-01    32501     801159997   KATO JUDY                      11/01/00      11.375           81,000.00      Y
326-01    32503     801160060   GALVANI DAVID A                10/01/00       7.625          203,000.00      Y
326-01    32501     801160094   DARASH RAY                     10/02/00       8.250          283,000.00      Y
326-01    32501     801160474   SOHOLT MARTIN A                11/01/00       8.500          175,000.00      Y
326-01    32501     801161019   NEVRADAKIS ZOE                 10/01/00       9.875          332,000.00      Y
326-01    32501     801161142   THATCHER MELISSA A             11/01/00      10.875          115,000.00      Y
326-01    32501     801161464   VO ANH NGOC                    11/01/00       7.250           76,000.00      Y
326-01    32503     801161498   TAYLOR ROZELL                  10/01/00      11.375           60,000.00      Y
326-01    32501     801161613   FRALEY WILLIAM J               10/01/00      11.250           84,900.00      Y
326-01    32501     801161795   MEMENGA MICHAEL G              10/01/00      11.500          130,000.00      Y
326-01    32501     801162298   SANCHEZ GABRIEL                11/01/00       9.875           98,000.00      Y
326-01    32503     801162355   HUYNH TAM VAN                  04/01/99       8.500           66,500.00      Y
326-01    32501     801162991   ENGLISH RICHARD A              11/01/00       8.500          399,000.00      Y
326-01    32501     801163072   HAND DALE R                    11/01/00      12.250          110,000.00      Y
326-01    32501     801163783   ELLIOTT BRIAN J                10/01/00      11.500           70,000.00      Y
326-01    32503     801164161   SORENSEN GARY                  10/01/00       9.125          129,000.00      Y
326-01    32501     801164369   ROBLES STANLEY L               10/01/00      11.250          122,000.00      Y
326-01    32503     801164799   KHATIB MANSOUR A               10/01/00       9.750          257,825.00      Y
326-01    32501     801165010   O'DONOGHUE JOHN                10/01/00       9.875           73,000.00      N
326-01    32503     801165069   LYNN ANTHONY                   10/01/00       7.625        1,400,000.00      Y
326-01    32503     801165291   CATLETT FLOARD C               10/01/00       7.875          132,000.00      Y
326-01    32501     801165630   BERNER ALAN                    11/01/00      12.000          105,000.00      Y
326-01    32501     801165663   KITTRELL TONY LEE              11/01/00      11.000           56,300.00      Y
326-01    32501     801167487   HUFFMAN MICHAEL E              11/01/00      11.125           65,900.00      Y
326-01    32501     801168550   DEWITT STEVEN R                11/01/00      11.875          171,500.00      Y
326-01    32501     801168881   BURKETT JEREMY A               11/01/00       8.375          105,000.00      Y
326-01    32503     801169145   HARRIMAN NATHAN                04/01/99       6.750          313,000.00      Y
326-01    32501     801169186   WARDEN PATRICK J               11/01/00      11.875          220,000.00      Y
326-01    32505     801169541   CAVENDER MICHAEL R             11/01/00       8.375          190,000.00      N
326-01    32503     801170333   DAVIS MELAINE L                10/01/00      13.125          139,900.00      Y
326-01    32501     801170598   COLEMAN ROSALIND               11/01/00      12.375          109,000.00      Y
326-01    32501     801170747   BALDWIN THOMAS J               11/01/00      11.750          103,000.00      N
326-01    32501     801170986   FOX TAMMI L                    11/01/00      10.250          115,000.00      Y
326-01    32501     801171174   YOUNG MARTIN L                 05/01/99       8.875           84,000.00      N
326-01    32503     801171380   MITCHELL CLARENCE              10/01/00       9.625           98,000.00      Y
326-01    32503     801172248   MURRAY STACY GLENN             10/01/00      11.625           71,000.00      Y
326-01    32501     801172768   MILES ALLEN R                  11/01/00       8.875          130,000.00      Y
326-01    32503     801173451   MARTIN JAMES                   10/01/00      10.500          110,000.00      N
326-01    32501     801174335   FIFE DENNIS                    11/01/00      12.125           58,000.00      Y
326-01    32501     801175597   GILBERT JAY VAN                11/01/00      11.375           58,500.00      Y
326-01    32503     801176108   VAUGHN DANELLE                 10/01/00       8.875           69,000.00      Y
326-01    32503     801176678   SOWEIDAN HABIB A               10/01/00       7.625          155,000.00      Y
326-01    32505     801176926   CRAWFORD SAMUEL                11/01/00       8.500           85,000.00      N
326-01    32502     801177478   MILLER DAVID V                 11/01/00      11.875           64,500.00      Y
326-01    32501     801178179   SMITH LENDON                   10/01/00      10.375          260,000.00      Y
326-01    32503     801178203   KAKALAHIVA HAFOKA              10/01/00       9.125          122,000.00      Y
326-01    32501     801180126   HICKS ROBERT THOMAS            10/01/00      12.625           70,000.00      Y
326-01    32501     801180159   FRAZIER CALVIN                 10/01/00      11.125           88,000.00      Y

ALLIANCE FUNDING                                                PAGE 8  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE B - GROUP 2, SUB-POOL IV
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                 Principal       Type of      Scheduled     Cut-off Date   Original
                                                                 Balance at     Mortgaged      Payment        Principal       LTV
Pool ID   Sale ID   Account           Name                      Origination      Property     Int & Prin       Balance       Ratio
-----------------------------------------------------------------------------------------------------------------------------------
326-01    32505     801180258   WALKER JON ROBIN                    243,900.00      1             2,508.79     243,900.00    84.9
326-01    32501     801181710   LUTZ STANLEY J                      168,000.00      3             1,291.77     168,000.00    85.7
326-01    32501     801182049   LAMB ROXANNA                         50,150.00      6               562.16      50,150.00    85.0
326-01    32505     801182775   BELLO JAMES D                        90,000.00      7               764.99      90,000.00    90.0
326-01    32501     801183955   BRADER ROBERT H                     295,000.00      8             2,088.00     294,786.48    89.9
326-01    32501     801184268   ONU JEROME N                         52,000.00      1               505.06      52,000.00    80.0
326-01    32501     801184599   LAIR BRUCE B                         48,800.00      1               473.98      48,800.00    80.0
326-01    32503     801185331   NAPOLITANO LISA A                    40,000.00      1               300.51      40,000.00    80.0
326-01    32501     801185620   BROWN ETHEL B                        48,000.00      6               534.32      48,000.00    80.0
326-01    32501     801186933   DAVIS ALFRED G                       62,100.00      4               568.05      62,100.00    90.0
326-01    32502     801189770   PASCUAL PRODE P                     572,950.00      1             4,713.52     572,950.00    64.8
326-01    32501     801190042   BATTISTI JOHN B                     130,000.00      4             1,177.03     130,000.00    84.9
326-01    32501     801190240   DIMODUGNO NICHOLAS                   68,000.00      1               679.89      68,000.00    80.9
326-01    32501     801190349   ROSARIO ELVIO DEL C                  72,000.00      3               611.99      72,000.00    90.0
326-01    32501     801191511   DAVIS JANICE M                       72,000.00      1               560.01      71,914.67    80.0
326-01    32501     801192105   ANYABWILE AYI                       148,325.00      1             1,062.62     148,325.00    85.0
326-01    32501     801192758   KAMARER PAUL JAMES                  105,400.00      1             1,013.72     105,400.00    85.0
326-01    32501     801192766   EDWARDS DEBORAH                     200,000.00      8             1,866.96     200,000.00    80.0
326-01    32501     801193327   CASTILLO RAMON JR                    55,200.00      1               409.86      55,200.00    80.0
326-01    32501     801194002   STOTTS BRIAN W                       28,050.00      2               223.18      28,050.00    85.0
326-01    32501     801194192   JARMAN BRETT D                      167,450.00      8             1,408.02     167,450.00    89.9
326-01    32501     801194507   BURKETT MATTHEW                      95,200.00      2               757.45      95,092.87    85.0
326-01    32501     801196148   BANKHEAD LATOYIA N                   40,000.00      1               314.68      40,000.00    80.0
326-01    32501     801196171   HAYWARD CATHERINE E                  90,750.00      1               689.77      90,750.00    75.0
326-01    32501     801196908   ECKENRODE KEITH W                    85,850.00      7               769.30      85,850.00    85.0
326-01    32505     801197112   BREWER FRANCIS M                     85,000.00      7               849.86      85,000.00    85.0
326-01    32501     801197575   DIAZ HUMBERTO                        68,150.00      1               694.45      68,129.95    79.9
326-01    32501     801197856   CAMACHO HUMBERTO                    227,873.00      5             2,300.18     227,873.50    85.9
326-01    32505     801198326   SOSA NEDSKY B                       119,000.00      3             1,144.52     119,000.00    85.0
326-01    32505     801198987   MCCLAIN MICHAEL RAY                 102,550.00      7               996.03     102,550.00    81.6
326-01    32501     801200775   GATES BRIDGET D                     144,000.00      1               970.15     144,000.00    89.6
326-01    32501     801201120   MCLEMORE ISAAC B                     99,900.00      8               876.70      99,900.00    71.4
326-01    32501     801201195   CONNORS COLLEEN D                    77,310.00      1               601.31      77,310.00    90.0
326-01    32502     801201625   MALONEY THOMAS W III                167,000.00      1             1,669.73     167,000.00    73.2
326-01    32501     801204827   STUART JEFFREY                      234,400.00      8             1,844.03     234,400.00    80.0
326-01    32501     801204942   KUPPEL WILLIAM P                    132,000.00      1             1,434.44     132,000.00    80.0
326-01    32505     801204975   CENTENO JAVIER                      105,600.00      3             1,116.79     105,600.00    80.0
326-01    32501     801205691   ONEIL THOMAS                        139,000.00      1               995.81     139,000.00    89.1
326-01    32501     801205840   ROWE PAUL D                          55,890.00      1               405.24      55,890.00    69.0
326-01    32501     801206335   HAGANS CATHERINE                     63,200.00      1               613.84      63,200.00    80.0
326-01    32501     801207267   GRAY GARY LEE                        68,700.00      7               680.13      68,700.00    69.3
326-01    32501     801207572   MASE RUSSELL                         97,500.00      1               640.51      97,500.00    84.7
326-01    32501     801208059   REVELLO AVA                         145,600.00      1             1,582.23     145,600.00    80.0
326-01    32501     801208497   HOLMQUIST JOHN E                     82,400.00      4               648.24      82,400.00    80.0
326-01    32502     801209347   JOSEPH RUTH E                       144,000.00      1             1,467.37     144,000.00    80.0
326-01    32501     801211764   HILL THOMAS A                        63,750.00      1               613.13      63,750.00    85.0
326-01    32501     801211988   PATTERSON LORELL                     41,650.00      1               400.58      41,650.00    85.0
326-01    32501     801212069   LEMASTERS TIMOTHY L                  48,450.00      1               465.98      48,450.00    85.0
326-01    32501     801212119   SIMS MICHAEL J                       59,500.00      1               572.26      59,500.00    85.0
326-01    32501     801212283   EATON GLENDA                         90,000.00      8               840.14      90,000.00    84.9
326-01    32501     801213950   BALLEW JOSEPH A                      44,800.00      1               456.51      44,800.00    80.0
326-01    32501     801214974   SIMPSON CRAIG E                     499,900.00      1             3,799.60     499,900.00    86.3
326-01    32501     801215450   ROBINSON WILLIAM W                   57,600.00      1               559.45      57,600.00    80.0
326-01    32501     801215864   SMITH JANE F                         96,800.00      1             1,005.02      96,800.00    80.0
326-01    32501     801215963   PATASCE VICTOR J                    335,000.00      1             3,127.16     335,000.00    80.9
326-01    32501     801215997   ROBERSON TINA M                      59,500.00      3               522.15      59,447.14    85.0
326-01    32501     801216995   COOPER ALFONZA                      193,000.00      1             1,966.67     193,000.00    78.7

                                                                 Next       Current        Property
                                                              Adjustment    Mortgage       Value at       Owner
Pool ID   Sale ID   Account           Name                       Date         Rate        Origination    Occupied
-----------------------------------------------------------------------------------------------------------------
326-01    32505     801180258   WALKER JON ROBIN               11/01/00      12.000          287,000.00      Y
326-01    32501     801181710   LUTZ STANLEY J                 11/01/00       8.500          196,000.00      Y
326-01    32501     801182049   LAMB ROXANNA                   11/01/00      10.750           59,000.00      Y
326-01    32505     801182775   BELLO JAMES D                  11/01/00       9.625          100,000.00      Y
326-01    32501     801183955   BRADER ROBERT H                10/01/00       7.625          327,825.00      Y
326-01    32501     801184268   ONU JEROME N                   11/01/00      11.250           65,000.00      Y
326-01    32501     801184599   LAIR BRUCE B                   11/01/00      11.250           61,000.00      Y
326-01    32503     801185331   NAPOLITANO LISA A              10/01/00       8.250           50,000.00      N
326-01    32501     801185620   BROWN ETHEL B                  11/01/00      10.625           60,000.00      Y
326-01    32501     801186933   DAVIS ALFRED G                 11/01/00      10.500           69,000.00      Y
326-01    32502     801189770   PASCUAL PRODE P                11/01/00       9.250          883,000.00      Y
326-01    32501     801190042   BATTISTI JOHN B                11/01/00      10.375          153,000.00      Y
326-01    32501     801190240   DIMODUGNO NICHOLAS             11/01/00      11.625           84,000.00      Y
326-01    32501     801190349   ROSARIO ELVIO DEL C            11/01/00       9.625           80,000.00      Y
326-01    32501     801191511   DAVIS JANICE M                 11/01/00       8.625           90,000.00      Y
326-01    32501     801192105   ANYABWILE AYI                  11/01/00       7.750          174,500.00      Y
326-01    32501     801192758   KAMARER PAUL JAMES             11/01/00      11.125          124,000.00      Y
326-01    32501     801192766   EDWARDS DEBORAH                11/01/00      10.750          250,000.00      Y
326-01    32501     801193327   CASTILLO RAMON JR              10/01/00       8.125           69,000.00      N
326-01    32501     801194002   STOTTS BRIAN W                 11/01/00       8.875           33,000.00      Y
326-01    32501     801194192   JARMAN BRETT D                 10/01/00       9.500          186,089.00      Y
326-01    32501     801194507   BURKETT MATTHEW                11/01/00       8.875          112,000.00      Y
326-01    32501     801196148   BANKHEAD LATOYIA N             11/01/00       8.750           50,000.00      N
326-01    32501     801196171   HAYWARD CATHERINE E            11/01/00       8.375          121,000.00      Y
326-01    32501     801196908   ECKENRODE KEITH W              11/01/00      10.250          101,000.00      Y
326-01    32505     801197112   BREWER FRANCIS M               11/01/00      11.625          100,000.00      Y
326-01    32501     801197575   DIAZ HUMBERTO                  10/01/00      11.875           85,200.00      Y
326-01    32501     801197856   CAMACHO HUMBERTO               11/01/00      11.750          265,000.00      Y
326-01    32505     801198326   SOSA NEDSKY B                  11/01/00      11.125          140,000.00      Y
326-01    32505     801198987   MCCLAIN MICHAEL RAY            11/01/00      11.250          125,600.00      Y
326-01    32501     801200775   GATES BRIDGET D                11/01/00       7.125          160,612.00      Y
326-01    32501     801201120   MCLEMORE ISAAC B               10/01/00      10.000          139,900.00      Y
326-01    32501     801201195   CONNORS COLLEEN D              11/01/00       8.625           85,900.00      Y
326-01    32502     801201625   MALONEY THOMAS W III           11/01/00      11.625          228,000.00      Y
326-01    32501     801204827   STUART JEFFREY                 11/01/00       8.750          293,000.00      Y
326-01    32501     801204942   KUPPEL WILLIAM P               11/01/00      12.750          165,000.00      Y
326-01    32505     801204975   CENTENO JAVIER                 11/01/00      12.375          132,000.00      Y
326-01    32501     801205691   ONEIL THOMAS                   05/01/99       7.750          156,000.00      Y
326-01    32501     801205840   ROWE PAUL D                    11/01/00       7.875           81,000.00      Y
326-01    32501     801206335   HAGANS CATHERINE               11/01/00      11.250           79,000.00      Y
326-01    32501     801207267   GRAY GARY LEE                  11/01/00      10.375           99,000.00      Y
326-01    32501     801207572   MASE RUSSELL                   11/01/00       6.875          115,000.00      Y
326-01    32501     801208059   REVELLO AVA                    10/01/00      12.750          182,000.00      Y
326-01    32501     801208497   HOLMQUIST JOHN E               11/01/00       8.750          103,000.00      N
326-01    32502     801209347   JOSEPH RUTH E                  11/01/00      11.875          180,000.00      Y
326-01    32501     801211764   HILL THOMAS A                  11/01/00      11.125           75,000.00      Y
326-01    32501     801211988   PATTERSON LORELL               11/01/00      11.125           49,000.00      Y
326-01    32501     801212069   LEMASTERS TIMOTHY L            11/01/00      11.125           57,000.00      Y
326-01    32501     801212119   SIMS MICHAEL J                 11/01/00      11.125           70,000.00      Y
326-01    32501     801212283   EATON GLENDA                   11/01/00      10.750          106,000.00      Y
326-01    32501     801213950   BALLEW JOSEPH A                11/01/00      11.875           56,000.00      Y
326-01    32501     801214974   SIMPSON CRAIG E                11/01/00       8.375          579,000.00      Y
326-01    32501     801215450   ROBINSON WILLIAM W             11/01/00      11.250           72,000.00      Y
326-01    32501     801215864   SMITH JANE F                   11/01/00      12.125          121,000.00      Y
326-01    32501     801215963   PATASCE VICTOR J               05/01/99      10.750          414,000.00      Y
326-01    32501     801215997   ROBERSON TINA M                11/01/00      10.000           70,000.00      Y
326-01    32501     801216995   COOPER ALFONZA                 11/01/00      11.875          245,000.00      Y

ALLIANCE FUNDING                                                PAGE 9  11/24/98
A DIVISION OF SUPERIOR BANK FSB

                     SALE SCHEDULE B - GROUP 2, SUB-POOL IV
    1998-4 - INITIAL POOL OF ADJUSTABLE RATE MORTGAGES - SETTLEMENT 11/24/98

                                                                 Principal       Type of      Scheduled     Cut-off Date   Original
                                                                 Balance at     Mortgaged      Payment        Principal       LTV
Pool ID   Sale ID   Account           Name                      Origination      Property     Int & Prin       Balance       Ratio
-----------------------------------------------------------------------------------------------------------------------------------
326-01    32501     801217183   HUYNH DUNG DUC                      126,000.00      1               946.60     126,000.00    90.0
326-01    32501     801217985   BYKENS DANIEL W                      70,000.00      1               713.30      70,000.00    80.0
326-01    32501     801218694   MAZZA KEVIN                         123,500.00      1               949.61     123,500.00    65.0
326-01    32501     801221219   MATHIS TERESA A                     103,700.00      1               788.19     103,700.00    85.0
326-01    32501     801222464   CHOWDHURY SOLOMON                   130,125.00      3             1,251.52     130,125.00    75.0
326-01    32502     801222787   HATCHER GEORGE L                     48,800.00      3               423.75      48,800.00    80.0
326-01    32505     801223306   RIGGLE CRAIG R                      176,000.00      8             1,260.89     176,000.00    80.0
326-01    32501     801229220   RUCKER MELVA TERENNA                105,000.00      1             1,069.95     105,000.00    80.7
326-01    32501     801230434   GALLEGOS LEROY P JR                  88,800.00      1               870.92      88,800.00    80.0
326-01    32501     801231945   BUTTS ELSIE                         157,500.00      3             1,338.73     157,500.00    90.0
326-01    32501     801237660   TAYLOR CARMEN                       120,000.00      1             1,165.51     120,000.00    80.0
326-01    32502     801238650   CORTEZ MARIA P                      157,250.00      8             1,365.48     157,250.00    85.0
326-01    32502     801248774   DOWDELL CHRISTINE M                  84,150.00      1               746.26      84,150.00    85.0
326-01    32502     801249129   SHAMMO MUHANNAD M                   213,600.00      8             1,493.53     213,600.00    80.0
326-01    32501     801249236   STEPHENSON JOHN C                   186,000.00      1             1,463.26     186,000.00    80.0
326-01    32502     801250929   ZAPORTEZA ARMANDO C                 159,650.00      8             1,342.43     159,650.00    89.9
326-01    32533    8000035272   DOGRA ARVIND                         96,000.00      1               978.24      95,971.76    80.0
                   -----------------------------------------------------------                  ---------------------------------
                          473   Sale Total                       59,585,890.00                  528,658.21  59,531,136.42    80.4

326-31    32533    8000012248   HOWARD JAMES C.                      29,700.00      1               288.46      29,689.98    84.8
326-31    32533    8000013808   NEAL ORA LOGAN                       64,500.00      1               663.46      64,500.00    80.6
326-31    32533    8000014731   COOPER WANDA L                       62,000.00      1               487.75      61,928.40    84.9
326-31    32533    8000017973   BAILEY HENRY E.                      65,600.00      1               487.08      65,557.09    80.0
326-31    32533    8000019565   SIMS WILLIAM W                      135,200.00      1             1,442.93     135,130.44    80.0
326-31    32533    8000020852   KORMAN MUTENA                       304,000.00      1             3,244.46     304,000.00    80.0
326-31    32533    8000021280   PAGAN AIXA                           55,200.00      3               484.42      55,175.58    64.9
326-31    32533    8000022064   JACKSON ROCHELLE H.                 270,000.00      1             2,004.74     270,000.00    79.4
326-31    32531    8000024359   WILLIAMS ROSETTA H                   60,100.00      1               595.16      60,061.41    85.8
326-31    32533    8000025687   MARTINO MICHAEL A                   154,600.00      1             1,486.91     154,492.22    85.8
326-31    32533    8000025802   MCCARTIN DIANNE                      69,200.00      1               711.80      69,160.20    65.9
326-31    32533    8000026032   PEELER EARL D                       102,800.00      1               921.19     102,713.42    84.9
326-31    32533    8000026040   MONEYHAN JAMES W                     53,300.00      3               467.75      53,252.64    65.0
326-31    32533    8000026446   MITCHELL LEONTEAN                   102,500.00      4               743.20     102,358.45    51.2
326-31    32533    8000026826   BRANCHCOMB SYLVIA                   147,000.00      3             1,290.03     147,000.00    63.9
326-31    32531    8000029929   MORRISON CHERYL D                   107,300.00      1             1,103.70     107,238.29    85.8
326-31    32531    8000030265   WINGFIELD DEBORAH D                  59,500.00      1               468.09      59,431.27    78.2
326-31    32531    8000031644   FINAGAN MICHAEL                      57,000.00      1               553.62      57,000.00    65.5
326-31    32531    8000032683   LORTON LYLE K                        64,000.00      1               492.10      64,000.00    83.1
326-31    32531    8000032857   SENN FREDDIE                         70,200.00      1               629.06      70,200.00    90.0
326-31    32531    8000033103   JOHNSON RAMSEY                       54,400.00      1               559.57      54,400.00    80.0
326-31    32533    8000040298   MCATEE RUSSELL W.                   292,500.00      1             2,406.32     292,195.57    90.0
326-31    32533    8000040678   MYERS DANIEL L.                      45,000.00      1               350.01      45,000.00    90.0
326-31    32531    8000050370   GILLESPIE JACK                       24,000.00      1               246.87      24,000.00    80.0
326-31    32532    8000051097   SMITH GREGORY M                     160,000.00      1             1,258.72     159,815.23    82.0
                   -----------------------------------------------------------                  ---------------------------------
                           25   Sale Total                        2,609,600.00                   23,387.40   2,608,300.19    79.4

326-52    32552     800602625   MARSHALL MICHAEL PAUL               242,250.00      1             2,103.57     241,570.95    85.0
326-52    32552     800658387   KOCHER GEORGE CHRISTIAN             232,000.00      1             2,231.33     231,505.68    80.0
                   -----------------------------------------------------------                  ---------------------------------
                            2   Sale Total                          474,250.00                    4,334.90     473,076.63    82.6

                          500   Grand Total Sub-Pool IV          62,669,740.00                              62,612,513.24    80.4

                                                                 Next       Current        Property
                                                              Adjustment    Mortgage       Value at       Owner
Pool ID   Sale ID   Account           Name                       Date         Rate        Origination    Occupied
-----------------------------------------------------------------------------------------------------------------
326-01    32501     801217183   HUYNH DUNG DUC                 11/01/00       8.250          140,000.00      Y
326-01    32501     801217985   BYKENS DANIEL W                11/01/00      11.875           87,500.00      Y
326-01    32501     801218694   MAZZA KEVIN                    11/01/00       8.500          190,000.00      Y
326-01    32501     801221219   MATHIS TERESA A                11/01/00       8.375          122,000.00      Y
326-01    32501     801222464   CHOWDHURY SOLOMON              11/01/00      11.125          173,500.00      N
326-01    32502     801222787   HATCHER GEORGE L               11/01/00       9.875           61,000.00      Y
326-01    32505     801223306   RIGGLE CRAIG R                 11/01/00       7.750          220,000.00      Y
326-01    32501     801229220   RUCKER MELVA TERENNA           11/01/00      11.875          130,000.00      Y
326-01    32501     801230434   GALLEGOS LEROY P JR            11/01/00      11.375          111,000.00      Y
326-01    32501     801231945   BUTTS ELSIE                    11/01/00       9.625          175,000.00      Y
326-01    32501     801237660   TAYLOR CARMEN                  11/01/00      11.250          150,000.00      Y
326-01    32502     801238650   CORTEZ MARIA P                 11/01/00       9.875          185,000.00      Y
326-01    32502     801248774   DOWDELL CHRISTINE M            11/01/00      10.125           99,000.00      Y
326-01    32502     801249129   SHAMMO MUHANNAD M              11/01/00       7.500          267,000.00      Y
326-01    32501     801249236   STEPHENSON JOHN C              05/01/99       8.750          232,500.00      Y
326-01    32502     801250929   ZAPORTEZA ARMANDO C            11/01/00       9.500          177,438.00      Y
326-01    32533    8000035272   DOGRA ARVIND                   10/01/00      11.875          120,000.00      Y
                   ----------------------------------------                 ---------------------------
                          473   Sale Total                                   10.080       75,482,196.00

326-31    32533    8000012248   HOWARD JAMES C.                09/01/00      11.250           35,000.00      Y
326-31    32533    8000013808   NEAL ORA LOGAN                 10/01/00      12.000           80,000.00      Y
326-31    32533    8000014731   COOPER WANDA L                 10/01/00       8.750           73,000.00      Y
326-31    32533    8000017973   BAILEY HENRY E.                10/01/00       8.125           82,000.00      Y
326-31    32533    8000019565   SIMS WILLIAM W                 10/01/00      12.500          169,000.00      Y
326-31    32533    8000020852   KORMAN MUTENA                  10/01/00      12.500          380,000.00      Y
326-31    32533    8000021280   PAGAN AIXA                     10/01/00      10.000           85,000.00      N
326-31    32533    8000022064   JACKSON ROCHELLE H.            10/01/00       8.125          340,000.00      Y
326-31    32531    8000024359   WILLIAMS ROSETTA H             11/01/00      11.500           70,000.00      Y
326-31    32533    8000025687   MARTINO MICHAEL A              10/01/00      11.125          180,000.00      Y
326-31    32533    8000025802   MCCARTIN DIANNE                10/01/00      12.000          105,000.00      Y
326-31    32533    8000026032   PEELER EARL D                  10/01/00      10.250          121,000.00      Y
326-31    32533    8000026040   MONEYHAN JAMES W               10/01/00      10.000           82,000.00      Y
326-31    32533    8000026446   MITCHELL LEONTEAN              10/01/00       7.875          200,000.00      Y
326-31    32533    8000026826   BRANCHCOMB SYLVIA              10/01/00      10.000          230,000.00      Y
326-31    32531    8000029929   MORRISON CHERYL D              11/01/00      12.000          125,000.00      Y
326-31    32531    8000030265   WINGFIELD DEBORAH D            11/01/00       8.750           76,000.00      Y
326-31    32531    8000031644   FINAGAN MICHAEL                11/01/00      11.250           87,000.00      N
326-31    32531    8000032683   LORTON LYLE K                  11/01/00       8.500           77,000.00      Y
326-31    32531    8000032857   SENN FREDDIE                   11/01/00      10.250           78,000.00      Y
326-31    32531    8000033103   JOHNSON RAMSEY                 11/01/00      12.000           68,000.00      Y
326-31    32533    8000040298   MCATEE RUSSELL W.              10/01/00       9.250          325,000.00      Y
326-31    32533    8000040678   MYERS DANIEL L.                10/01/00       8.625           50,000.00      Y
326-31    32531    8000050370   GILLESPIE JACK                 11/01/00      12.000           30,000.00      Y
326-31    32532    8000051097   SMITH GREGORY M                11/01/00       8.750          195,000.00      Y
                   ----------------------------------------                 ---------------------------
                           25   Sale Total                                   10.221        3,343,000.00

326-52    32552     800602625   MARSHALL MICHAEL PAUL          04/01/00       9.875          285,000.00      Y
326-52    32552     800658387   KOCHER GEORGE CHRISTIAN        04/01/00      11.125          290,000.00      Y
                   ----------------------------------------                 ---------------------------
                            2   Sale Total                                   10.487          575,000.00

                          500   Grand Total Sub-Pool IV                      10.089       79,400,196.00

                                    EXHIBIT I

                        REQUEST FOR RELEASE OF DOCUMENTS


                                                             _____________, 19__

To: [Trustee]

    [Custodian]


      Re: Pooling and Servicing Agreement, dated as of November 1, 1998 (the
          "Pooling and Servicing Agreement"), among Superior Bank FSB, as Depositor and Servicer, and LaSalle National Bank, as Trustee relating to AFC Mortgage Loan Asset Backed Certificates, Series 1998-4
          ----------------------------------------------------------------------

     In connection with the administration of the pool of Mortgage Loans held by you as Trustee or by the Custodian as your agent for the benefit of Certificateholders pursuant to the Pooling and Servicing Agreement, we request the release, and acknowledge receipt, of the (Trustee's Mortgage File/[specify document]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor's Name, Address & Zip Code:

Mortgage Loan Number:


Reason for Requesting Documents (check one)

____ 1.  Mortgage Loan Paid in Full
                  (Servicer hereby certifies that all amounts received in connection therewith have been credited to the Principal and Interest Account with respect to each Group and remitted to the Trustee for deposit into the related Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 2.  Mortgage Loan Liquidated
                  (Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Principal and Interest Account and remitted to the Trustee for deposit into the related Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 3.  Mortgage Loan in Foreclosure

____ 4. Mortgage Loan repurchased pursuant to Section 11.01 of the Pooling and Servicing Agreement.

____ 5. Mortgage Loan repurchased or substituted pursuant to Article II or III of the Pooling and Servicing Agreement (Servicer hereby certifies that the repurchase price or Substitution Adjustment has been credited to the related Principal and Interest Account and remitted to the Trustee for deposit into the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____ 6.  Other (explain) _________________________________
         __________________________________________________________

     If box l or 2 above is checked, and if all or part of the Trustee's Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as any additional documents in your possession relating to the above specified Mortgage Loan.

     If box 3, 4, 5 or 6 above is checked, upon our return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

     Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.


                                           ____________________________________


                                           By:_________________________________

                                           Name:_______________________________

                                           Title:______________________________

Documents returned to Trustee or Custodian:

_______________________________
         [Trustee][Custodian]



By:____________________________

Date:__________________________

                                    EXHIBIT J

                               TRANSFER AFFIDAVIT
STATE OF          )
                  ) ss.:
COUNTY OF         )


     The undersigned, being first duly sworn, deposes and says as follows:

     1. The undersigned is an officer of ________, the proposed transferee (the "Transferee") of a Percentage Interest in a Class R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated as of November 1, 1998 (the "Agreement"), among Superior Bank FSB, as depositor (the "Depositor"), and as servicer (the "Servicer"), and LaSalle National Bank, as trustee (the "Trustee"). Capitalized terms used, but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring its Percentage Interest in the Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that, a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     5. The Transferee has reviewed the provisions of Section 4.02 of the Agreement (incorporated herein by reference) and understands the legal consequences of the acquisition of a Percentage Interest in the Certificate including, without limitation, the restrictions on subsequent transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 4.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to transfer its Percentage Interest in the Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer its Percentage Interest or cause any Percentage Interest to be transferred to any Person that the Transferee knows is not a Permitted Transferee or if any purpose of such proposed transfer is to impede the assessment or collection of tax. In connection with any such transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate (a "Transfer Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the transfer is to be made is not a Permitted Transferee.

     7. The Transferee's taxpayer identification number is ______________.

     8. No purpose of the Transferee relating to its purchase of a Percentage Interest in the Certificate by the Transferee is or will be to impede the assessment or collection of any tax.

     9. The Transferee has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as the Certificate remains outstanding.

     10. The Transferee has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding. In this regard, the Transferee hereby represents to and for the benefit of the person from whom it acquired the Class R Certificates that the Transferee intends to pay taxes associated with holding such Class R Certificates as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R Certificates.

     11. No purpose of the Transferee relating to any sale of any Percentage Interest in the Certificate by the Transferee will be to impede the assessment or collection of tax.

     12. The Transferee is not a Non-United States Person.

     IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this day __ of _______, 19__

                                              [NAME OF TRANSFEREE]


                                              By:______________________________

                                              Name:____________________________

                                              Title:___________________________


[Corporate Seal]

ATTEST:

___________________________
[Officer of Transferee]

STATE OF          )
                  ) ss.:
COUNTY OF         )



     Personally appeared before me the above-named _______________, known or proved to me to be the same person who executed the foregoing instrument and to be the __________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this ____ day of _____________, 19__.


                          _________________________
                          NOTARY PUBLIC


                          My Commission expires the ____ day of _________ , 19__

                                   EXHIBIT J-1

                          FORM OF TRANSFER CERTIFICATE


                                                         _________________, 19__

[Trustee]

Attention:  Corporate Trust

        Re:   AFC Mortgage Loan Asset Backed Certificates,
              Series 1998-4
              --------------------------------------------

Dear Sirs:

     This letter is delivered to you in connection with the transfer by ____________ (the"Transferor") to ________________________ (the "Transferee") of
%_____ Percentage Interest in the AFC Mortgage Loan Asset Backed Certificates, Series 1998-4, Class R (the "Certificate"), pursuant to Section 4.02 of the Pooling and Servicing Agreement(the "Pooling and Servicing Agreement"), dated as of November 1, 1998, between Superior Bank FSB, as depositor and servicer, and LaSalle National Bank, as trustee. All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to, and covenants with, the Trustee that:

          1. No purpose of the Transferor relating to the transfer of the Certificate by the Transferor to the Transferee is or will be to impede the assessment or collection of any tax.

          2. The Transferor understands that the Transferee has delivered to the Trustee a Transfer Affidavit in the form attached to the Pooling and Servicing Agreement as Exhibit J. The Transferor does not know or believe that any representation contained therein is false.

          3. The Transferor has at the time of the transfer conducted a reasonable investigation of the financial condition of the Transferee as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the Transferor has determined that the Transferee has historically paid its debts as they become due and has found no significant evidence to indicate that the Transferee will not continue to pay its debts as they become due in the future. The Transferor understands that the transfer of the Certificates may not be respected for United States income tax purposes (and the Transferor may continue to be liable for United States income taxes associated therewith) unless the Transferor has conducted such an investigation.

          4. The Transferor has no actual knowledge that the proposed Transferee is not a Permitted Transferee or a Non-United States Person.

                                        Very truly yours,

                                        _______________________________________
                                        (Transferor)


                                        By:____________________________________

                                        Name:__________________________________

                                        Title:_________________________________

                                    EXHIBIT K

                            SPECIAL POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I, __________________________, of ____________________ (the "Depositor"), do hereby constitute and appoint LaSalle National Bank, as the true and lawful attorney, for the Depositor and in its name, place and stead, to record the assignments of mortgage with respect to the Mortgage Loans transferred to LaSalle National Bank, as trustee (the "Trustee"), under that Pooling and Servicing Agreement dated as of November 1, 1998 by and among the Depositor, the Trustee and the Servicer, and to do and perform all other things and acts relating to such assignments of mortgage as may be necessary to effectuate the transfer of such Mortgage Loans to the Trustee, including the execution and delivery of new assignments of mortgage where necessary to comply with applicable real estate recording laws at the time of recordation.

     This power of attorney is irrevocable and is coupled with an interest in the Mortgage Loans, and it may at all times be relied upon by any person, firm or corporation dealing with the attorney named herein as remaining in full force and effect, and such person, firm or corporation shall have no liability to the Depositor with respect thereto.

         WITNESS the following signature this ___ day of __________, 199_.


                                          _____________________________________

                                           By:_________________________________

                                           Name:_______________________________

                                           Title:______________________________

STATE OF ________________
COUNTY OF ______________, to wit:


     I, ___________________, a Notary Public in and for the jurisdiction aforesaid, do hereby certify that ______________________, who acknowledged himself to be the _______________ of _____________________, a ______________
corporation, personally appeared before me in the jurisdiction aforesaid and that he as such __________________ executed the foregoing instrument on behalf of said corporation for the purposes therein contained.

     Witness my hand and official seal to this ____ day of ___________, 199_.

                                                  _______________________ (SEAL)
                                                  Notary Public
My Commission Expires:

                                    EXHIBIT L

                               CUSTODIAL AGREEMENT

                             Dated __________, 199_


     ______________________________, a ____________________, as Trustee
(the "Trustee") and _________________________________, a ____________________
_________________________ ("_________________"), agree as follows:

     WHEREAS, concurrently herewith, the Trustee, Superior Bank FSB (the "Depositor") and Superior Bank FSB (the "Servicer) are entering into a Pooling and Servicing Agreement, dated as of November 1, 1998, relating to AFC Mortgage Loan Asset Backed Certificates, Series 1998-4 (the "Pooling Agreement", the terms defined therein being used herein with the same meaning) pursuant to which the Depositor shall transfer, assign, set-over and otherwise convey to the Trustee, without recourse, all of the Depositor's right, title and interest in and to the mortgage loans consisting of Group 1 and Group 2 identified in Exhibits H-1, H-2, H-3 and H-4 to the Pooling Agreement (the "Mortgage Loans"), other than as to the Depositor's Yield; and

     WHEREAS, in connection with such transfer and assignment and pursuant to the Pooling Agreement, the Trustee shall hold, directly or pursuant to a custodial agreement, the Trustee's Mortgage Files;


     WITNESSETH THAT, in consideration of the premises and of the mutual agreements herein contained, _________________ and the Trustee agree as follows:

     1. Appointment as Custodian; Acknowledgment of Receipt. Subject to the terms and conditions herein, the Trustee hereby appoints ________________, and ______________ hereby accepts such appointment, as its Custodian to maintain custody of the Trustee's Mortgage Files. __________________ hereby acknowledges receipt of the Mortgage Notes, the Mortgages, the assignments and other documents relating to the Mortgage Loans referred to in Section 2.04, except for the items referred to in Section 2.04(f), of the Pooling Agreement. The Trustee shall be liable for all of _______________________ fees under this Agreement.

     2. Maintenance of Office. __________________ agrees to maintain each Trustee's Mortgage File identified in Section 2.04 of the Pooling Agreement, which is incorporated herein by reference, at the office of ___________________ located at _______________________ or at such other office of _________________
in ____________________ as ________________ shall designate from time to time after giving the Trustee 30 days' prior written notice.

     3. Duties of Custodian. As Custodian, _____________ shall have and perform the following powers and duties:

          (a) Safekeeping. To segregate the Trustee's Mortgage Files from all other mortgages and mortgage notes and similar records in its possession, to identify the Trustee's Mortgage Files as being held and to hold the Trustee's Mortgage Files for and on behalf of the Trustee for the benefit of all present and future Certificateholders, to maintain accurate records pertaining to each Mortgage Note and Mortgage in the Trustee's Mortgage Files as will enable the Trustee to comply with the terms and conditions of the Pooling Agreement, to maintain at all times a current inventory thereof and to conduct periodic physical inspections of the Trustee's Mortgage Files held by it under this Agreement in such a manner as shall enable the Trustee and _________________ to verify the accuracy of such record-keeping, inventory and physical possession. _________________ will promptly report to the Trustee any failure on its part to hold the Trustee's Mortgage Files as herein provided and promptly take appropriate action to remedy any such failure.

          (b) Release of Documents. To release any Mortgage Note and Mortgage in the Trustee's Mortgage Files as provided in the Pooling Agreement.

          (c) Administration; Reports. In general, to attend to all non-discretionary details in connection with maintaining custody of the Trustee's Mortgage Files on behalf of the Trustee. In addition, ________________ shall assist the Trustee generally in the preparation of reports to Certificateholders or to regulatory bodies to the extent necessitated by ________________ custody of the Trustee's Mortgage Files.

     4. Access to Records. __________________ shall permit the Trustee or its duly authorized depositors, attorneys or auditors and those persons permitted access pursuant to Section 5.13 of the Pooling Agreement to inspect the Trustee's Mortgage Files and the books and records maintained by __________________ pursuant hereto at such times as they may reasonably request, subject only to compliance with the terms of the Pooling Agreement.

     5. Instructions; Authority to Act. ______________ shall be deemed to have received proper instructions with respect to the Trustee's Mortgage Files upon its receipt of written instructions signed by a Responsible Officer of the Trustee. A certified copy of a resolution of the Board of Directors of the Trustee may be accepted by _______________ as conclusive evidence of the authority of any such officer to act and may be considered as in full force and effect until receipt of written notice to the contrary by ______________ from the Trustee. Such instructions may be general or specific in terms.

     6. Indemnification by ________. _________________ agrees to indemnify the Trustee for any and all liabilities, obligations, losses, damages, payments, costs or expenses, including attorneys fees, of any kind whatsoever which may be imposed on, incurred by or asserted against the Trustee as the result of any act or omission in any way relating to the maintenance and custody by ___________________ of the Trustee's Mortgage Files; provided, however, that ___________________ shall not be liable for any portion of any such amount resulting from the gross negligence or wilful misconduct of the Trustee.

     7. Advice of Counsel. __________________ and the Trustee further agree that ____________________ shall be entitled to rely and act upon the advice of counsel with respect to its performance hereunder as Custodian and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable Federal or State law. This paragraph shall not negate _______________ obligations under paragraph 6 above.

     8. Effective Period, Termination and Amendment, and Interpretive and Additional Provisions. This Agreement shall become effective as of the date hereof and shall continue in full force and effect until terminated as hereinafter provided, and may be amended at any time by mutual agreement of the parties hereto. This Agreement may be terminated by either party in a writing delivered or mailed, postage prepaid, to the other party, such termination to take effect no sooner than sixty (60) days after the date of such delivery or mailing. Concurrently with, or as soon as practicable after, the termination of this Agreement, _________________ shall redeliver the Trustee's Mortgage Files to the Trustee at such place as the Trustee may reasonably designate. In connection with the administration of this Agreement, ________________ and the Trustee may agree from time to time upon the interpretation of the provisions of this Agreement as may in their opinion by consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed and annexed hereto.

     9. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

     10. Notices. Notices and other writings shall be delivered or mailed, postage prepaid, to the Trustee at, or to ______________________________________
at, ____________________________________, Attention: ______________________; or
to such other address as the Trustee or ________________ may hereafter specify in writing. Notices or other writings shall be effective only upon actual receipt by the parties.

     11. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Trustee and ____________________ and their respective successors and assigns. Concurrently with the appointment of a successor trustee as provided in Section 12.08 of the Pooling Agreement, the Trustee and ___________________ shall amend this Agreement to make said successor trustee the successor to the Trustee hereunder.

     12. Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same agreement.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and on its behalf by a duly authorized officer as of the day and year first above written.

                                   LASALLE NATIONAL BANK,
                                              as Trustee under the Pooling
                                              Agreement referred to above


                                   By:__________________________________________


                                   ____________________________________________,
                                   as Custodian


                                   By:__________________________________________

                                    EXHIBIT M

                           FORM OF LIQUIDATION REPORT

Customer Name:
Account Number:
Original Principal Balance:

1. Liquidation Proceeds

            Principal Prepayment      $_____
            Property Sale Proceeds     _____
            Insurance Proceeds         _____
            Other (Itemize)            _____

            Total Proceeds                                      $_____

2. Servicing Advances                 $_____
   Monthly Advances                    _____
   Servicing Fees                      _____
   Annual Trustee Expense Amount       _____

            Total Advances                                      $_____

3. Net Liquidation Proceeds                                     $_____
   (Line 1 minus Line 2)

4. Principal Balance of the Mortgage
     Loan on date of liquidation                          $_____

5. Realized Loss, if any                                  $_____
   (Line 4 minus Line 3)



                                                              EXHIBIT N

                                                     FORM OF DELINQUENCY REPORT

                                               DELINQUENCY AND FORECLOSURE INFORMATION


                                   REO    FORECLOSURES
                               --------------------------------------
               OUTSTANDING     #                              # OF                # OF         OUTSTANDING    # OF       OUTSTANDING
INVESTOR       DOLLARS         ACCT   RANGES      AMOUNT      ACCTS.       PCT    ACCTS.       DOLLARS        ACCTS.     DOLLARS
------------------------------------------------------------------------------------------------------------------------------------
   %
-------
REMIC
199_-__                                          30 TO 59 DAYS
                                                 60 TO 89 DAYS
                                                 90 AND OVER
                                                 TOTALS


                                    EXHIBIT O

                          CERTIFICATE INSURANCE POLICY

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND


Issuer:  AFC Mortgage Loan                         Policy Number:  98011028
         Trust 1998-4                              Control Number:  0010001

Insured Obligations:

$300,000,000 in principal amount
of AFC Mortgage Loan Asset Backed
Certificates, Series 1998-4, Class A
Certificates (the "Certificates")

Trustee:  LaSalle National Bank, as Trustee

Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of its receipt of the Deposit Premium and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay each Insured Payment to the Trustee named above or its successor, as trustee for the Holders of the Certificates, to the extent set forth in the Pooling and Servicing Agreement.

Financial Guaranty will make an Insured Payment (other than that portion of an Insured Payment constituting a Preference Amount) out of its own funds by 2:00 p.m. (New York City Time) in immediately available funds to the Trustee on the later of (i) the Business Day next following the day on which Financial Guaranty shall have received Notice that an Insured Payment is due and (ii) the Remittance Date on which the Insured Payment is distributable to Certificateholders pursuant to the Pooling and Servicing Agreement, for disbursement to such Certificateholders in the same manner as other payments with respect to the Certificates are required to be made. Any Notice received by Financial Guaranty after 2:00 p.m. New York City time on a given Business Day or on any day that is not a Business Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day.

Upon such payment, Financial Guaranty shall be fully subrogated to the rights of the Certificateholders to receive the amount so paid. Financial Guaranty's obligations hereunder with respect to each Remittance Date shall be discharged to the extent funds consisting of the Insured Payment are received by the Trustee on behalf of the Certificateholders for distribution to such Certificateholders, as provided in the Pooling

Form 9109

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND

and Servicing Agreement and herein, whether or not such funds are properly applied by the Trustee.

If the payment of any portion or all of any amount that is insured hereunder is voided pursuant to a final order of a court exercising proper jurisdiction in an insolvency proceeding to the effect that the Trustee or the Certificateholder, as the case may be, is required to return any such payment or portion thereof prior to the expiration date of this Surety Bond because such payment was voided under the U. S. Bankruptcy Code, with respect to which order the appeal period has expired without an appeal having been filed (a "Final Order"), and, as a result, the Trustee or any Certificateholder is required to return such voided payment, or any portion of such voided payment made in respect of the Certificates (a "Preference Amount"), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount, on the second Business Day following receipt by Financial Guaranty of (x) a certified copy of the Final Order, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Trustee and/or such Certificateholder relating to or arising under such Preference Amount and appointing Financial Guaranty as the agent of the Trustee and/or such Certificateholder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Trustee or such Certificateholder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Trustee or Certificateholder directly (unless a Certificateholder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Trustee for distribution to the Certificateholder upon proof of such payment reasonably satisfactory to Financial Guaranty). Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Surety Bond in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment of the principal amount of the Certificates, prior to the time Financial Guaranty otherwise would have been required to make a payment in respect of such principal.

Financial Guaranty shall make payments due in respect of Preference Amounts prior to 2:00 p.m. New York city time on the second Business Day following Financial Guaranty's receipt of the documents required under clauses (x) through
(z) of the preceding paragraph. Any such documents received by Financial Guaranty after 2:00 p.m. New York City time on a given Business Day or on any day that is not a Business

Form 9109
Page 2 of 4

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND


Day shall be deemed to have been received by Financial Guaranty on the next succeeding Business Day. All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

This Surety Bond is non-cancelable for any reason, including nonpayment of any premium. The premium on this Surety Bond is not refundable for any reason, including the payment of the Certificates prior to their respective maturities. This Surety Bond shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is one year and one day following the date on which the Certificates shall have been paid in full.

The Deposit Premium shall be due and payable on the date hereof, and a monthly premium shall be due and payable as provided in the Pooling and Servicing Agreement.

This Surety Bond is subject to and shall be governed by the laws of the State of New York. The proper venue for any action or proceeding on this Surety Bond shall be the County of New York, State of New York. The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Code, Article 76).

Capitalized terms used and not defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement. "Notice" means a written notice in the form of Exhibit A to this Surety Bond by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Trustee to Financial Guaranty specifying the information set forth therein. "Certificateholder" means, as to a particular Certificate, the person, other than the Trust, the Servicer, any Subservicer or the Depositor who, on the applicable Remittance Date is entitled under the terms of such Certificate to payment thereof. "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement by and between Superior Bank FSB, as Depositor and Servicer, and LaSalle National Bank, as Trustee, dated as of November 1, 1998.

In the event that payments under any Certificate is accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Certificates on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the Certificates by reason of the purchase by the Servicer pursuant

Form 9109

Financial Guaranty Insurance Company
115 Broadway
New York, New York 10006
(212) 312-3000
(800) 352-0001

SURETY BOND

to Section 11.01 of the Pooling and Servicing Agreement does not constitute acceleration for the purposes hereof.

IN WITNESS WHEREOF, Financial Guaranty has caused this Surety Bond to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.

President                                             Authorized Representative


Effective Date:  November 24, 1998


Form 9109
Page 4 of 4

                                    EXHIBIT A

                                     NOTICE

To:     Financial Guaranty Insurance Company
        115 Broadway
        New York, New York 10006
        (212) 312-3000
        Attention:    General Counsel

        Telephone: (212) 312-3000
        Telecopier:  (212) 312-3220

Re:     AFC Mortgage Loan Trust 1998-4,
        AFC Mortgage Loan Asset Backed
        Certificates, Series 1998-4
        Policy No. 98011028

Determination Date:   ___________________________

Remittance Date:      ___________________________

We refer to that certain Pooling and Servicing Agreement dated as of November 1, 1998, by and between Superior Bank FSB, as Depositor and Servicer, and LaSalle National Bank, as Trustee (the "Pooling and Servicing Agreement"), relating to the above referenced Certificates. All capitalized terms not otherwise defined herein or in the Surety Bond shall have the same respective meanings assigned to such terms in the Pooling and Servicing Agreement.

(a) As of the Determination Date and based upon the Servicer's Certificate for such Determination Date, the Trustee has determined under the Pooling and Servicing Agreement that in respect of the Remittance Date set forth above:

        (i) The Class A Interest Remittance Amount with respect to all related Classes of Class A Certificates with respect to Group [1][2] due and owing is $____________;

        (ii) The Class A Principal Remittance Amount with respect to all related Classes of Class A Certificates with respect to Group [1][2], exclusive of the amount set forth in clause B(vi) of the definition thereof if not paid by the Depositor, due and owing is

$--------------;

        (iii) The Available Remittance Amount (minus the amount withdrawable from the Group [1][2] Certificate Account to pay the Certificate Insurer pursuant to Section

6.02(i) of the Agreement and as reduced by any portion thereof that has been deposited in the Group [1][2] Certificate Account but may not be withdrawn therefrom pursuant to an order of a United States bankruptcy court of competent jurisdiction imposing a stay pursuant to Section 362 of the United States Bankruptcy Code) is $_______________;

        (iv) The lesser of (1) the sum of the (a) Excess Spread to be deposited into the Group [1][2] Certificate Account pursuant to Section 5.04(i) of the Agreement, (b) the Net Excess Spread from the other Group and (c) the Excess Principal from the other Group and (2) the Subordinated Amount with respect to the related Group, is $_______________;

        (v) The aggregate amount of unreimbursed Insured Payments (including any portion constituting Preference Amounts), together with the aggregate portion of the items described in clauses (i) and (ii) above that represents interest accrued in respect of Insured Payments in accordance with the definition of Class A Carry-Forward Amount in the Agreement, is $_______________;

        (vi) The additional portion of the Amount Available constituting Excess Spread available to pay the Class A Interest Remittance Amount with respect to all related Classes of Class A Certificates pursuant to Sections
6.06(c)(A)(Y)(i) with respect to Group 1 and Section 6.06(c)(B)(Y)(i) with respect to Group 2 is $_______________.

        (vii) The aggregate amount to be withdrawn from the Group [1][2] Reserve Account and deposited into the Group [1][2] Certificate Account pursuant to
Section 6.14 of the Agreement is $_______________.

Please be advised that the amounts described in clauses (i) and (ii) above collectively exceed the amounts described in clauses [prior to the Cross-Over Date, (iii), (iv) (v)] [on or after the Cross-Over Date, clauses (iii), (v),
(vi)] and (vii) above by $_______________.

Accordingly, pursuant to the Pooling and Servicing Agreement, this statement constitutes a notice for payment of an Insured Payment in the amount of $_______________ under the Surety Bond.

[Attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent.]

(b) No payment claimed hereunder is in excess of the amount payable under the [Surety Bond].

     The amount requested in this Notice should be paid to: [Payment
Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Notice this _____ day of ______________________.


                                    __________________________________________,
                                    as Trustee

                                    By:     ___________________________________

                                    Title:  ___________________________________

                                    EXHIBIT P

                            PRINCIPAL PAYMENT TABLES

Alliance 1998-4                                                      09-Dec-98
                                                                     09:04:03 PM
Principal Prepayment Table

                             Class 1A                           Class 2A
                           Principal                          Principal
                             Balance                            Balance

                         152,289,605.42                     152,142,857.14
       1    Dec-98       152,289,605.42       Dec-98        152,142,857.14
       2    Jan-99       152,289,605.42       Jan-99        152,142,857.14
       3    Feb-99       152,289,605.42       Feb-99        152,142,857.14
       4    Mar-99       152,289,605.42       Mar-99        152,142,857.14
       5    Apr-99       152,289,605.42       Apr-99        152,142,857.14
       6    May-99       152,289,605.42       May-99        152,142,857.14
       7    Jun-99       152,289,605.42       Jun-99        152,142,857.14
       8    Jul-99       152,289,605.42       Jul-99        152,142,857.14
       9    Aug-99       152,289,605.42       Aug-99        152,142,857.14
      10    Sep-99       152,289,605.42       Sep-99        152,142,857.14
      11    Oct-99       152,289,605.42       Oct-99        152,142,857.14
      12    Nov-99       152,289,605.42       Nov-99        152,142,857.14
      13    Dec-99       152,289,605.42       Dec-99        152,142,857.14
      14    Jan-00       152,289,605.42       Jan-00        152,142,857.14
      15    Feb-00       152,289,605.42       Feb-00        152,142,857.14
      16    Mar-00       152,289,605.42       Mar-00        152,142,857.14
      17    Apr-00       152,289,605.42       Apr-00        152,142,857.14
      18    May-00       152,289,605.42       May-00        152,142,857.14
      19    Jun-00       152,289,605.42       Jun-00        152,142,857.14
      20    Jul-00       152,289,605.42       Jul-00        152,142,857.14
      21    Aug-00       152,289,605.42       Aug-00        152,142,857.14
      22    Sep-00       152,289,605.42       Sep-00        152,142,857.14
      23    Oct-00       152,289,605.42       Oct-00        152,142,857.14
      24    Nov-00       152,289,605.42       Nov-00        152,142,857.14
      25    Dec-00       152,289,605.42       Dec-00        152,142,857.14
      26    Jan-01       152,289,605.42       Jan-01        152,142,857.14
      27    Feb-01       152,289,605.42       Feb-01        152,142,857.14
      28    Mar-01       152,289,605.42       Mar-01        152,142,857.14
      29    Apr-01       152,289,605.42       Apr-01        152,142,857.14
      30    May-01       152,289,605.42       May-01        152,142,857.14
      31    Jun-01       152,289,605.42       Jun-01        152,142,857.14
      32    Jul-01       152,289,605.42       Jul-01        152,142,857.14
      33    Aug-01       152,289,605.42       Aug-01        152,142,857.14
      34    Sep-01       152,289,605.42       Sep-01        152,142,857.14
      35    Oct-01       152,289,605.42       Oct-01        152,142,857.14
      36    Nov-01       152,289,605.42       Nov-01        152,142,857.14
      37    Dec-01       152,289,605.42       Dec-01        152,142,857.14
      38    Jan-02       152,289,605.42       Jan-02        152,142,857.14
      39    Feb-02       152,289,605.42       Feb-02        152,142,857.14
      40    Mar-02       152,289,605.42       Mar-02        152,142,857.14
      41    Apr-02       152,289,605.42       Apr-02        152,142,857.14

Alliance 1998-4                                              4-Dec-98
                                                             5:16:25 PM
Principal Prepayment Table

                      Class 1A                         Class 2A
                      Principal                        Principal
                       Balance                          Balance

      42   May-02   152,289,605.42          May-02   152,142,857.14
      43   Jun-02   152,289,605.42          Jun-02   152,142,857.14
      44   Jul-02   152,289,605.42          Jul-02   152,142,857.14
      45   Aug-02   152,289,605.42          Aug-02   152,142,857.14
      46   Sep-02   152,289,605.42          Sep-02   152,142,857.14
      47   Oct-02   152,289,605.42          Oct-02   152,142,857.14
      48   Nov-02   152,289,605.42          Nov-02   152,142,857.14
      49   Dec-02   152,289,605.42          Dec-02   152,142,857.14
      50   Jan-03   152,289,605.42          Jan-03   152,142,857.14
      51   Feb-03   152,289,605.42          Feb-03   152,142,857.14
      52   Mar-03   152,289,605.42          Mar-03   152,142,857.14
      53   Apr-03   152,289,605.42          Apr-03   152,142,857.14
      54   May-03   152,289,605.42          May-03   152,142,857.14
      55   Jun-03   152,289,605.42          Jun-03   152,142,857.14
      56   Jul-03   152,289,605.42          Jul-03   152,142,857.14
      57   Aug-03   152,289,605.42          Aug-03   152,142,857.14
      58   Sep-03   152,289,605.42          Sep-03   152,142,857.14
      59   Oct-03   152,289,605.42          Oct-03   152,142,857.14
      60   Nov-03   152,289,605.42          Nov-03   152,142,857.14
      61   Dec-03   142,560,331.18          Dec-03   146,773,145.01
      62   Jan-04   142,355,346.95          Jan-04   146,660,221.37
      63   Feb-04   142,148,623.15          Feb-04   146,546,346.90
      64   Mar-04   141,940,145.03          Mar-04   146,431,513.60
      65   Apr-04   141,729,897.70          Apr-04   146,315,713.40
      66   May-04   141,517,866.13          May-04   146,198,938.14
      67   Jun-04   141,304,035.18          Jun-04   146,081,179.63
      68   Jul-04   141,088,389.58          Jul-04   145,962,429.59
      69   Aug-04   140,870,913.93          Aug-04   145,842,679.66
      70   Sep-04   140,651,592.68          Sep-04   145,721,921.42
      71   Oct-04   140,430,410.17          Oct-04   145,600,146.39
      72   Nov-04   140,207,350.62          Nov-04   145,477,346.00
      73   Dec-04   139,982,398.07          Dec-04   145,353,511.63
      74   Jan-05   139,755,536.47          Jan-05   145,228,634.56
      75   Feb-05   139,526,749.60          Feb-05   145,102,706.01
      76   Mar-05   139,296,021.13          Mar-05   144,975,717.13
      77   Apr-05   139,063,334.58          Apr-05   144,847,659.00
      78   May-05   138,828,673.32          May-05   144,718,522.61
      79   Jun-05   138,592,020.59          Jun-05   144,588,298.88
      80   Jul-05   138,353,359.49          Jul-05   144,456,978.65
      81   Aug-05   138,112,672.97          Aug-05   144,324,552.70
      82   Sep-05   137,869,943.84          Sep-05   144,191,011.70
      83   Oct-05   137,625,154.75          Oct-05   144,056,346.29

Alliance 1998-4                                              4-Dec-98
                                                             5:16:25 PM
Principal Prepayment Table

                      Class 1A                         Class 2A
                      Principal                        Principal
                       Balance                          Balance

      84   Nov-05   137,378,288.22          Nov-05   143,920,546.98
      85   Dec-05   137,129,326.63          Dec-05   143,783,604.22
      86   Jan-06   136,878,252.17          Jan-06   143,645,508.40
      87   Feb-06   136,625,046.92          Feb-06   143,506,249.80
      88   Mar-06   136,369,692.80          Mar-06   143,365,818.63
      89   Apr-06   136,112,171.55          Apr-06   143,224,205.02
      90   May-06   135,852,464.78          May-06   143,081,399.01
      91   Jun-06   135,590,553.95          Jun-06   142,937,390.56
      92   Jul-06   135,326,420.34          Jul-06   142,792,169.54
      93   Aug-06   135,060,045.08          Aug-06   142,645,725.76
      94   Sep-06   134,791,409.15          Sep-06   142,498,048.90
      95   Oct-06   134,520,493.35          Oct-06   142,349,128.60
      96   Nov-06   134,247,278.33          Nov-06   142,198,954.37
      97   Dec-06   133,971,744.58          Dec-06   142,047,515.67
      98   Jan-07   133,693,872.41          Jan-07   141,894,801.83
      99   Feb-07   133,413,641.96          Feb-07   141,740,802.14
     100   Mar-07   133,131,033.23          Mar-07   141,585,505.75
     101   Apr-07   132,846,026.02          Apr-07   141,428,901.76
     102   May-07   132,558,599.98          May-07   141,270,979.14
     103   Jun-07   132,268,734.56          Jun-07   141,111,726.81
     104   Jul-07   131,976,409.06          Jul-07   140,951,133.55
     105   Aug-07   131,681,602.60          Aug-07   140,789,188.09
     106   Sep-07   131,384,294.12          Sep-07   140,625,879.04
     107   Oct-07   131,084,462.38          Oct-07   140,461,194.90
     108   Nov-07   130,782,085.95          Nov-07   140,295,124.12
     109   Dec-07   130,477,143.24          Dec-07   140,127,655.00
     110   Jan-08   130,169,612.47          Jan-08   139,958,775.78
     111   Feb-08   129,859,471.65          Feb-08   139,788,474.59
     112   Mar-08   129,546,698.64          Mar-08   139,616,739.44
     113   Apr-08   129,231,271.09          Apr-08   139,443,558.27
     114   May-08   128,913,166.46          May-08   139,268,918.90
     115   Jun-08   128,592,362.03          Jun-08   139,092,809.05
     116   Jul-08   128,268,834.89          Jul-08   138,915,216.34
     117   Aug-08   127,942,561.91          Aug-08   138,736,128.28
     118   Sep-08   127,613,519.79          Sep-08   138,555,532.29
     119   Oct-08   127,281,685.02          Oct-08   138,373,415.67
     120   Nov-08   126,947,033.89          Nov-08   138,189,765.61
     121   Dec-08   126,609,542.50          Dec-08   138,004,569.20
     122   Jan-09   126,269,186.73          Jan-09   137,817,813.42
     123   Feb-09   125,925,942.26          Feb-09   137,629,485.14
     124   Mar-09   125,579,784.58          Mar-09   137,439,571.12
     125   Apr-09   125,230,688.96          Apr-09   137,248,058.01

Alliance 1998-4                                              4-Dec-98
                                                             5:16:25 PM
Principal Prepayment Table

                      Class 1A                         Class 2A
                      Principal                        Principal
                       Balance                          Balance

     126   May-09   124,878,630.44          May-09   137,054,932.34
     127   Jun-09   124,523,583.89          Jun-09   136,860,180.54
     128   Jul-09   124,165,523.93          Jul-09   136,663,788.92
     129   Aug-09   123,804,424.97          Aug-09   136,465,743.66
     130   Sep-09   123,440,261.24          Sep-09   136,266,030.84
     131   Oct-09   123,073,006.69          Oct-09   136,064,636.42
     132   Nov-09   122,702,635.10          Nov-09   135,861,546.25
     133   Dec-09   122,329,120.01          Dec-09   135,656,746.04
     134   Jan-10   121,952,434.72          Jan-10   135,450,221.39
     135   Feb-10   121,572,552.33          Feb-10   135,241,957.79
     136   Mar-10   121,189,445.69          Mar-10   135,031,940.59
     137   Apr-10   120,803,087.43          Apr-10   134,820,155.03
     138   May-10   120,413,449.95          May-10   134,606,586.22
     139   Jun-10   120,020,505.41          Jun-10   134,391,219.14
     140   Jul-10   119,624,225.72          Jul-10   134,174,038.65
     141   Aug-10   119,224,582.59          Aug-10   133,955,029.49
     142   Sep-10   118,821,547.45          Sep-10   133,734,176.25
     143   Oct-10   118,415,091.51          Oct-10   133,511,463.40
     144   Nov-10   118,005,185.73          Nov-10   133,286,875.30
     145   Dec-10   117,591,800.82          Dec-10   133,060,396.14
     146   Jan-11   117,174,907.24          Jan-11   132,832,010.02
     147   Feb-11   116,754,475.20          Feb-11   132,601,700.86
     148   Mar-11   116,330,474.67          Mar-11   132,369,452.48
     149   Apr-11   115,902,875.36          Apr-11   132,135,248.54
     150   May-11   115,471,646.70          May-11   131,899,072.60
     151   Jun-11   115,036,757.89          Jun-11   131,660,908.03
     152   Jul-11   114,598,177.85          Jul-11   131,420,738.09
     153   Aug-11   114,155,875.24          Aug-11   131,178,545.91
     154   Sep-11   113,709,818.47          Sep-11   130,934,314.44
     155   Oct-11   113,259,975.66          Oct-11   130,688,026.53
     156   Nov-11   112,806,314.66          Nov-11   130,439,664.85
     157   Dec-11   112,348,803.07          Dec-11   130,189,211.95
     158   Jan-12   111,887,408.19          Jan-12   129,936,650.21
     159   Feb-12   111,422,097.05          Feb-12   129,681,961.88
     160   Mar-12   110,952,836.41          Mar-12   129,425,129.05
     161   Apr-12   110,479,592.73          Apr-12   129,166,133.67
     162   May-12   110,002,332.20          May-12   128,904,957.53
     163   Jun-12   109,521,020.71          Jun-12   128,641,582.26
     164   Jul-12   109,035,623.88          Jul-12   128,375,989.35
     165   Aug-12   108,546,107.02          Aug-12   128,108,160.13
     166   Sep-12   108,052,435.15          Sep-12   127,838,075.76
     167   Oct-12   107,554,573.00          Oct-12   127,565,717.26

Alliance 1998-4                                              4-Dec-98
                                                             5:16:25 PM
Principal Prepayment Table

                      Class 1A                         Class 2A
                      Principal                        Principal
                       Balance                          Balance

     168   Nov-12   107,052,484.99          Nov-12   127,291,065.48
     169   Dec-12   106,546,135.23          Dec-12   127,014,101.10
     170   Jan-13   106,035,487.56          Jan-13   126,734,804.67
     171   Feb-13   105,520,505.48          Feb-13   126,453,156.53
     172   Mar-13   105,001,152.20          Mar-13   126,169,136.90
     173   Apr-13   104,477,390.59          Apr-13   125,882,725.79
     174   May-13   103,949,183.24          May-13   125,593,903.08
     175   Jun-13   103,416,492.39          Jun-13   125,302,648.46
     176   Jul-13   102,879,279.99          Jul-13   125,008,941.45
     177   Aug-13   102,337,507.65          Aug-13   124,712,761.40
     178   Sep-13   101,791,136.64          Sep-13   124,414,087.49
     179   Oct-13    72,000,344.79          Oct-13   124,112,898.72
     180   Nov-13    71,510,621.86          Nov-13   123,809,173.92
     181   Dec-13    71,016,765.25          Dec-13   123,502,891.73
     182   Jan-14    70,518,740.09          Jan-14   123,194,030.62
     183   Feb-14    70,016,511.18          Feb-14   122,882,568.87
     184   Mar-14    69,510,043.04          Mar-14   122,568,484.59
     185   Apr-14    68,999,299.89          Apr-14   122,251,755.69
     186   May-14    68,484,245.64          May-14   121,932,359.91
     187   Jun-14    67,964,843.90          Jun-14   121,610,274.79
     188   Jul-14    67,441,057.98          Jul-14   121,285,477.68
     189   Aug-14    66,912,850.86          Aug-14   120,957,945.76
     190   Sep-14    66,380,185.24          Sep-14   120,627,655.99
     191   Oct-14    65,843,023.48          Oct-14   120,294,585.16
     192   Nov-14    65,301,327.63          Nov-14   119,958,709.84
     193   Dec-14    64,755,059.41          Dec-14   119,620,006.42
     194   Jan-15    64,204,180.23          Jan-15   119,278,451.09
     195   Feb-15    63,648,651.17          Feb-15   118,934,019.83
     196   Mar-15    63,088,432.99          Mar-15   118,586,688.44
     197   Apr-15    62,523,486.09          Apr-15   118,236,432.48
     198   May-15    61,953,770.58          May-15   117,883,227.35
     199   Jun-15    61,379,246.19          Jun-15   117,527,048.19
     200   Jul-15    60,799,872.33          Jul-15   117,167,869.98
     201   Aug-15    60,215,608.08          Aug-15   116,805,667.46
     202   Sep-15    59,626,412.15          Sep-15   116,440,415.16
     203   Oct-15    59,032,242.92          Oct-15   116,072,087.41
     204   Nov-15    58,433,058.40          Nov-15   115,700,658.30
     205   Dec-15    57,828,816.26          Dec-15   115,326,101.74
     206   Jan-16    57,219,473.82          Jan-16   114,948,391.37
     207   Feb-16    56,604,988.02          Feb-16   114,567,500.65
     208   Mar-16    55,985,315.45          Mar-16   114,183,402.80
     209   Apr-16    55,360,412.32          Apr-16   113,796,070.82

Alliance 1998-4                                              4-Dec-98
                                                             5:16:25 PM
Principal Prepayment Table

                      Class 1A                         Class 2A
                      Principal                        Principal
                       Balance                          Balance

     210   May-16    54,730,234.50          May-16   113,405,477.46
     211   Jun-16    54,094,737.44          Jun-16   113,011,595.28
     212   Jul-16    53,453,876.26          Jul-16   112,614,396.58
     213   Aug-16    52,807,605.68          Aug-16   112,213,853.43
     214   Sep-16    52,155,880.04          Sep-16   111,809,937.68
     215   Oct-16    51,498,653.29          Oct-16   111,402,620.92
     216   Nov-16    50,835,878.99          Nov-16   110,991,874.52
     217   Dec-16    50,167,510.33          Dec-16   110,577,669.60
     218   Jan-17    49,493,500.08          Jan-17   110,159,977.04
     219   Feb-17    48,813,800.63          Feb-17   109,738,767.47
     220   Mar-17    48,128,363.94          Mar-17   109,314,011.29
     221   Apr-17    47,437,141.60          Apr-17   108,885,678.62
     222   May-17    46,740,084.76          May-17   108,453,739.36
     223   Jun-17    46,037,144.19          Jun-17   108,018,163.13
     224   Jul-17    45,328,270.21          Jul-17   107,578,919.31
     225   Aug-17    44,613,412.74          Aug-17   107,135,977.02
     226   Sep-17    43,892,521.28          Sep-17   106,689,305.13
     227   Oct-17    43,165,544.89          Oct-17   106,238,872.21
     228   Nov-17    42,432,432.22          Nov-17   105,784,646.62
     229   Dec-17    41,693,131.47          Dec-17   105,326,596.41
     230   Jan-18    40,947,590.40          Jan-18   104,864,689.37
     231   Feb-18    40,195,756.34          Feb-18   104,398,893.04
     232   Mar-18    39,437,576.18          Mar-18   103,929,174.67
     233   Apr-18    38,672,996.35          Apr-18   103,455,501.23
     234   May-18    37,901,962.82          May-18   102,977,839.42
     235   Jun-18    37,124,421.13          Jun-18   102,496,155.66
     236   Jul-18    36,340,316.34          Jul-18   102,010,416.08
     237   Aug-18    35,549,593.05          Aug-18   101,520,586.53
     238   Sep-18    34,752,195.40          Sep-18   101,026,632.58
     239   Oct-18    33,948,067.05          Oct-18   100,528,519.49
     240   Nov-18    33,137,151.18          Nov-18   100,026,212.25
     241   Dec-18    32,319,390.51          Dec-18    99,519,675.54
     242   Jan-19    31,494,727.26          Jan-19    99,008,873.75
     243   Feb-19    30,663,103.16          Feb-19    98,493,770.96
     244   Mar-19    29,824,459.46          Mar-19    97,974,330.97
     245   Apr-19    28,978,736.91          Apr-19    97,450,517.25
     246   May-19    28,125,875.76          May-19    96,922,292.97
     247   Jun-19    27,265,815.74          Jun-19    96,389,621.00
     248   Jul-19    26,398,496.11          Jul-19    95,852,463.89
     249   Aug-19    25,523,855.57          Aug-19    95,310,783.88
     250   Sep-19    24,641,832.34          Sep-19    94,764,542.87
     251   Oct-19    23,752,364.10          Oct-19    94,213,702.46

Alliance 1998-4                                              4-Dec-98
                                                             5:16:25 PM
Principal Prepayment Table

                      Class 1A                         Class 2A
                      Principal                        Principal
                       Balance                          Balance

     252   Nov-19    22,855,388.00          Nov-19    93,658,223.94
     253   Dec-19    21,950,840.68          Dec-19    93,098,068.23
     254   Jan-20    21,038,658.23          Jan-20    92,533,195.97
     255   Feb-20    20,118,776.19          Feb-20    91,963,567.44
     256   Mar-20    19,191,129.59          Mar-20    91,389,142.59
     257   Apr-20    18,255,652.87          Apr-20    90,809,881.04
     258   May-20    17,312,279.96          May-20    90,225,742.05
     259   Jun-20    16,360,944.18          Jun-20    89,636,684.57
     260   Jul-20    15,401,578.34          Jul-20    89,042,667.17
     261   Aug-20    14,434,114.66          Aug-20    88,443,648.09
     262   Sep-20    13,458,484.77          Sep-20    87,839,585.23
     263   Oct-20    12,474,619.76          Oct-20    87,230,436.10
     264   Nov-20    11,482,450.10          Nov-20    86,616,157.89
     265   Dec-20    10,481,905.71          Dec-20    85,996,707.41
     266   Jan-21     9,472,915.88          Jan-21    85,372,041.10
     267   Feb-21     8,455,409.35          Feb-21    84,742,115.05
     268   Mar-21                           Mar-21    84,106,884.96
     269   Apr-21                           Apr-21    83,466,306.19
     270   May-21                           May-21    82,820,333.69
     271   Jun-21                           Jun-21    82,168,922.05
     272   Jul-21                           Jul-21    81,512,025.47
     273   Aug-21                           Aug-21    80,849,597.77
     274   Sep-21                           Sep-21    80,181,592.37
     275   Oct-21                           Oct-21    79,507,962.30
     276   Nov-21                           Nov-21    78,828,660.22
     277   Dec-21                           Dec-21    78,143,638.36
     278   Jan-22                           Jan-22    77,452,848.55
     279   Feb-22                           Feb-22    76,756,242.24
     280   Mar-22                           Mar-22    76,053,770.44
     281   Apr-22                           Apr-22    75,345,383.77
     282   May-22                           May-22    74,631,032.43
     283   Jun-22                           Jun-22    73,910,666.19
     284   Jul-22                           Jul-22    73,184,234.41
     285   Aug-22                           Aug-22    72,451,686.01
     286   Sep-22                           Sep-22    71,712,969.49
     287   Oct-22                           Oct-22    70,968,032.92
     288   Nov-22                           Nov-22    70,216,823.92
     289   Dec-22                           Dec-22    69,459,289.67
     290   Jan-23                           Jan-23    68,695,376.93
     291   Feb-23                           Feb-23    67,925,031.97
     292   Mar-23                           Mar-23    67,148,200.65
     293   Apr-23                           Apr-23    66,364,828.34

Alliance 1998-4                                              4-Dec-98
                                                             5:16:25 PM
Principal Prepayment Table

                      Class 1A                         Class 2A
                      Principal                        Principal
                       Balance                          Balance

     294   May-23                           May-23    65,574,859.98
     295   Jun-23                           Jun-23    64,778,240.01
     296   Jul-23                           Jul-23    63,974,912.44
     297   Aug-23                           Aug-23    63,164,820.78
     298   Sep-23                           Sep-23    62,347,908.08
     299   Oct-23                           Oct-23    61,524,116.91
     300   Nov-23                           Nov-23    60,693,389.35
     301   Dec-23                           Dec-23    59,855,666.99
     302   Jan-24                           Jan-24    59,010,890.95
     303   Feb-24                           Feb-24    58,159,001.81
     304   Mar-24                           Mar-24    57,299,939.70
     305   Apr-24                           Apr-24    56,433,644.22
     306   May-24                           May-24    55,560,054.45
     307   Jun-24                           Jun-24    54,679,108.99
     308   Jul-24                           Jul-24    53,790,745.89
     309   Aug-24                           Aug-24    52,894,902.70
     310   Sep-24                           Sep-24    51,991,516.44
     311   Oct-24                           Oct-24    51,080,523.59
     312   Nov-24                           Nov-24    50,161,860.10
     313   Dec-24                           Dec-24    49,235,461.39
     314   Jan-25                           Jan-25    48,301,262.33
     315   Feb-25                           Feb-25    47,359,197.23
     316   Mar-25                           Mar-25    46,409,199.86
     317   Apr-25                           Apr-25    45,451,203.44
     318   May-25                           May-25    44,485,140.61
     319   Jun-25                           Jun-25    43,510,943.45
     320   Jul-25                           Jul-25    42,528,543.47
     321   Aug-25                           Aug-25    41,537,871.59
     322   Sep-25                           Sep-25    40,538,858.18
     323   Oct-25                           Oct-25    39,531,432.99
     324   Nov-25                           Nov-25    38,515,525.20
     325   Dec-25                           Dec-25    37,491,063.38
     326   Jan-26                           Jan-26    36,457,975.51
     327   Feb-26                           Feb-26    35,416,188.95
     328   Mar-26                           Mar-26    34,365,630.46
     329   Apr-26                           Apr-26    33,306,226.18
     330   May-26                           May-26    32,237,901.63
     331   Jun-26                           Jun-26    31,160,581.69
     332   Jul-26                           Jul-26    30,074,190.63
     333   Aug-26                           Aug-26    28,978,652.07
     334   Sep-26                           Sep-26    27,873,888.99
     335   Oct-26                           Oct-26    26,759,823.70

Alliance 1998-4                                              4-Dec-98
                                                             5:16:25 PM
Principal Prepayment Table

                      Class 1A                         Class 2A
                      Principal                        Principal
                       Balance                          Balance

     336   Nov-26                           Nov-26    25,636,377.90
     337   Dec-26                           Dec-26    24,503,472.58
     338   Jan-27                           Jan-27    23,361,028.11
     339   Feb-27                           Feb-27    22,208,964.16
     340   Mar-27                           Mar-27    21,047,199.74
     341   Apr-27                           Apr-27    19,875,653.16
     342   May-27                           May-27    18,694,242.07
     343   Jun-27                           Jun-27    17,502,883.39
     344   Jul-27                           Jul-27    16,301,493.37
     345   Aug-27                           Aug-27    15,089,987.56
     346   Sep-27                           Sep-27    13,868,280.76
     347   Oct-27                           Oct-27    12,636,287.08
     348   Nov-27                           Nov-27    11,393,919.92
     349   Dec-27                           Dec-27    10,141,091.92
     350   Jan-28                           Jan-28     8,877,715.01
     351   Feb-28                           Feb-28     7,603,700.36
     352   Mar-28                           Mar-28     6,318,958.40
     353   Apr-28                           Apr-28     5,023,398.80
     354   May-28                           May-28     3,716,930.49
     355   Jun-28                           Jun-28     2,399,461.60
     356   Jul-28                           Jul-28     1,070,899.51

                                    EXHIBIT Q

                  FORM OF SERVICER'S MONTHLY REMITTANCE REPORT
                                   TO TRUSTEE

                                    EXHIBIT R

                   PROPOSED SUBSEQUENT MORTGAGE LOAN SCHEDULE

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
CLASS I SUBPOOL 1: FIXED RATE LOANS AVAILABLE FOR SALE
  801038373     801038373  COLEY LANITA                   NC        28,882.47   10.700     0.000      50.0     10/21/98     11/11/98
  801076142     801076142  CAMINITI ANGELO                NY       142,200.00   11.200     0.000      90.0     10/29/98     11/01/98
  801098062     801098062  JONES CHRISTOPHE               NY       174,804.17    9.550     0.000      63.6     10/22/98     11/09/98
  801123936     801123936  MARTIN JAMES W                 FL        57,361.86    8.850     0.000      70.0     10/20/98     11/14/98
  801132770     801132770  POLLARD WALTER                 NJ        76,244.65   10.700     0.000      90.0     10/01/98     11/10/98
  801142712     801142712  DACOSTA SUSAN R                NJ        75,000.00   10.550     0.000      79.7     10/30/98     10/13/98
  801142811     801142811  ORR NORA                       IN        30,000.00   11.250     0.000      48.3     10/05/98     11/01/98
  801151036     801151036  KNOX NICHOLETTE                FL        68,737.28    9.850     0.000      65.7     10/05/98     11/01/98
  801155797     801155797  WILLIAMS HENRY A               NY        59,935.17   11.750     0.000      75.0     10/27/98     10/28/98
  801172115     801172115  BREEDEN JEREMY A               SC        32,200.00   11.250     0.000      70.0     10/22/98     10/15/98
 5200002243    5200002243  MOORE LORRAINE                 AZ       113,300.00    7.499     0.000      72.1     10/28/98     11/01/98
 5200002300    5200002300  CARLO ANNA M                   NY        42,100.00    7.250     0.000      33.6     10/28/98     11/01/98
 5200002516    5200002516  PERRY JEFFERY K                IL        40,900.00    7.250     0.000      77.1     10/30/98     11/01/98
 5200002706    5200002706  BLIZZARD WILLIAM J JR          GA        81,300.00    7.499     0.000      68.8     10/29/98     11/01/98
 5200002904    5200002904  BLAIS THOMAS A                 MN        75,500.00    7.000     0.000      78.6     10/29/98     11/01/98
 5200003118    5200003118  MCCONNAUGHAY ROBERT J          IL        48,100.00    7.000     0.000      74.1     10/30/98     11/01/98
 5200003217    5200003217  BIEBEL DAN M                   WY        98,800.00    7.499     0.000      79.0     10/30/98     11/01/98
  800933939     800933939  REEVES LORENA M                PA        38,193.13   11.300     0.000      85.0     10/19/98     11/17/98
  801040858     801040858  REISING BARBARA                NY        14,887.70   12.250     0.000      75.0     10/05/98     11/08/98
  801103136     801103136  SIMS JEFFREY                   NY       131,689.28   12.990     0.000      85.0     10/26/98     10/13/98
-----------------------------------------------------------------------------
Loans in Servicing tagged for sale                        20     1,430,135.71

  801064783     801064783  IEROMONAHAS NIKOLAOS           NY        53,600.00   12.650     0.000      80.0     11/16/98     11/01/98
  801130667     801130667  MOTT ANTHONY                   NC        25,000.00   13.150     0.000      60.9     11/16/98     11/01/98
  801209115     801209115  POMELLA DAVID                  FL        58,700.00    8.650     0.000      78.2     11/16/98     11/01/98
  801239914     801239914  MENNELL DENNY                  FL        27,500.00   12.990     0.000      45.8     11/16/98     11/09/98
  801004318     801004318  DAVIS RODERICK A               NC        78,056.24    9.250     0.000      80.0     09/30/98     09/03/98
  801128976     801128976  WATKINS LAURA                  FL        26,661.10    9.700     0.000      79.3     10/13/98     12/06/98
  801144452     801144452  DARIS DAVID W                  PA       199,750.00    8.650     0.000      85.0     11/16/98     11/16/98
  801155318     801155318  WILLIAMS HENRY A               NY        59,935.17   11.750     0.000      75.0     10/27/98     10/28/98
  801175100     801175100  HIGGINS JOSEPH                 SC        49,401.38    9.950     0.000      84.6     10/30/98     11/15/98
  801202250     801202250  ROSS DAVID A                   PA        38,250.00    8.750     0.000      85.0     11/16/98     11/16/98
  801207846     801207846  DANIELS WILLIAM F JR           NJ        87,600.00   11.400     0.000      64.8     10/30/98     10/13/98
  801223017     801223017  ABNEY MICHAEL                  FL       140,000.00    8.250     0.000      85.8     11/16/98     11/16/98
  801233743     801233743  ENGLISH JESSIE M.J.            SC        40,800.00   11.250     0.000      85.0     11/16/98     11/16/98
  801233768     801233768  HILL ROBERT                    MI        30,700.00   11.200     0.000      74.8     10/30/98     11/01/98
  801239088     801239088  ROBISON BRAD R                 PA        52,500.00   10.950     0.000      70.0     11/12/98     11/12/98
  801243502     801243502  SMITH JAMES M.                 FL        37,400.00   11.100     0.000      85.0     11/16/98     11/16/98
  801247255     801247255  BROWN LEOLA                    GA        85,000.00    9.400     0.000      85.0     11/06/98     11/06/98
  801264466     801264466  TUTING RONALD J                NY       138,500.00    9.100     0.000      76.9     11/16/98     11/16/98
  801268236     801268236  TUTING ELIZABETH               NY       131,000.00    7.500     0.000      72.7     11/16/98     12/01/98
  801293788     801293788  JAMES CHARLES A                NY        52,000.00    7.750     0.000      49.5     11/16/98     11/16/98
 8000040983    8000040983  MAYES BELINDA                  MS        29,700.00   12.250     0.000      84.8     10/23/98     10/23/98
 5200001674    5200001674  MILES LADONNA RUTH             OK        40,569.93    7.490     0.000      88.4     09/18/98     10/29/98
 5200002375    5200002375  VARELA CARLOS                  AZ        68,925.47    7.250     0.000      89.6     09/30/98     10/29/98
  800773194     800773194  FLUKER PATRICIA                MI        24,976.80   14.490     0.000      64.9     08/21/98     10/01/98
  800789190     800789190  TEAGLE ROY E                   OH        64,390.73    7.500     0.000      66.0     05/08/98     01/08/99
  800789521     800789521  WOODWARD RICHARD L             MO       188,778.86   11.050     0.000      90.0     05/07/98     10/28/98
  800862195     800862195  VINCENT DAVID                  MA        72,921.09   11.500     0.000      80.6     08/27/98     09/06/98
  800876526     800876526  CROTEAU BRIAN                  NH        51,241.45   11.700     0.000      90.0     07/09/98     11/04/98
  800896862     800896862  STEARNS ROBERT C               FL        49,842.88   10.450     0.000      80.6     09/04/98     10/21/98
  800904344     800904344  THOMAS WALTER                  NY        72,021.11   11.300     0.000      63.3     09/04/98     11/10/98
  800940967     800940967  LAMBERT EDDIE J                NJ        96,988.88   11.750     0.000      69.2     09/23/98     11/01/98
  800971095     800971095  TALBERT KELLY                  MD        29,859.34   11.500     0.000      75.0     09/11/98     10/09/98
  800989329     800989329  SHODIYA JACOB O                MD       211,426.22   11.100     0.000      90.0     09/03/98     10/16/98
  801005950     801005950  JONES ALTON A SR               FL        64,800.00   12.350     0.000      80.0     09/16/98     09/16/98
  801013954     801013954  BEKEMEYER PAUL E               FL        54,509.40    7.500     0.000      64.0     08/31/98     12/01/98
  801017260     801017260  CHAMBERS KATHI                 PA        37,867.00   11.250     0.000      84.9     08/07/98     10/07/98
  801019712     801019712  THORNE TIMOTHY D               VA       149,028.69    9.750     0.000      85.0     09/02/98     09/14/98
  801028598     801028598  SANDERS FRANCES L              FL        11,924.26    9.600     0.000      29.2     09/14/98     11/14/98
  801041963     801041963  SURRENCY KEVIN W               FL        53,887.49    8.150     0.000      85.7     08/31/98     11/01/98
  801044306     801044306  GRIFFITHS VERMONT              NY        97,947.08   11.200     0.000      90.0     08/31/98     10/18/98
  801075946     801075946  ROMAIN JEMMA S                 NY       157,250.00   12.150     0.000      85.0     09/29/98     09/26/98
  801096132     801096132  SAAD MONIER F                  NY       151,149.49    9.550     0.000      80.0     09/14/98     10/26/98
  801110172     801110172  CORONA STEVEN                  NY        85,781.16   12.990     0.000      80.0     09/08/98     10/25/98
  801128539     801128539  CARROLL DOROTHY D              PA       142,092.45   10.750     0.000      90.0     11/06/98     10/05/98
-----------------------------------------------------------------------------
Loans in Servicing not yet tagged for sale                44     3,420,233.67

  801128836       n/a      UPCHURCH ROGER W               IN        51,750.00   10.100     0.000     75.00     10/16/98       n/a
  800989683       n/a      SALEM DIANE                    NJ        50,400.00   10.900     0.000     70.00     11/10/98       n/a
  800993701       n/a      WILLIAMS BRIAN E               NY        44,900.00   12.550     0.000     80.90     11/09/98       n/a

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
CLASS I SUBPOOL 1:  FIXED RATE LOANS AVAILABLE FOR SALE
  801038373     801038373  COLEY LANITA                   0      00 00 00     23910        020       F
  801076142     801076142  CAMINITI ANGELO                0      00 00 00     23910        045       F
  801098062     801098062  JONES CHRISTOPHE               0      00 00 00     23910        030       F
  801123936     801123936  MARTIN JAMES W                 0      00 00 00     23910        045       F
  801132770     801132770  POLLARD WALTER                 0      00 00 00     23910        045       F
  801142712     801142712  DACOSTA SUSAN R                0      00 00 00     23910        045       F
  801142811     801142811  ORR NORA                       0      00 00 00     23910        020       F
  801151036     801151036  KNOX NICHOLETTE                0      00 00 00     23910        030       F
  801155797     801155797  WILLIAMS HENRY A               0      00 00 00     23910        030       F
  801172115     801172115  BREEDEN JEREMY A               0      00 00 00     23910        030       F
 5200002243    5200002243  MOORE LORRAINE                 0      79 00 00     23959        430       F
 5200002300    5200002300  CARLO ANNA M                   0      79 00 00     23959        450       F
 5200002516    5200002516  PERRY JEFFERY K                0      89 00 00     23959        430       F
 5200002706    5200002706  BLIZZARD WILLIAM J JR          0      89 00 00     23959        450       F
 5200002904    5200002904  BLAIS THOMAS A                 0      89 00 00     23959        430       F
 5200003118    5200003118  MCCONNAUGHAY ROBERT J          0      89 00 00     23959        430       F
 5200003217    5200003217  BIEBEL DAN M                   0      89 00 00     23959        450       F
  800933939     800933939  REEVES LORENA M                0      00 00 00     23910        045       F
  801040858     801040858  REISING BARBARA                0      00 00 00     23910        030       F
  801103136     801103136  SIMS JEFFREY                   0      00 00 00     23910        045       F



  801064783     801064783  IEROMONAHAS NIKOLAOS           0      00 00 00                  015       F
  801130667     801130667  MOTT ANTHONY                   0      00 00 00                  030       F
  801209115     801209115  POMELLA DAVID                  0      00 00 00     APP2SETCL    020       F
  801239914     801239914  MENNELL DENNY                  0      00 00 00     APP2SETCL    045       F
  801004318     801004318  DAVIS RODERICK A               0      00 00 00     SUPER FIX    020       F
  801128976     801128976  WATKINS LAURA                  0      00 00 00     SUPER FIX    030       F
  801144452     801144452  DARIS DAVID W                  0      00 00 00     SUPER FIX    030       F
  801155318     801155318  WILLIAMS HENRY A               0      00 00 00     SUPER FIX    030       F
  801175100     801175100  HIGGINS JOSEPH                 0      00 00 00     SUPER FIX    015       F
  801202250     801202250  ROSS DAVID A                   0      00 00 00     SUPER FIX    030       F
  801207846     801207846  DANIELS WILLIAM F JR           0      00 00 00     SUPER FIX    020       F
  801223017     801223017  ABNEY MICHAEL                  0      00 00 00     SUPER FIX    045       F
  801233743     801233743  ENGLISH JESSIE M.J.            0      00 00 00     SUPER FIX    030       F
  801233768     801233768  HILL ROBERT                    0      00 00 00     SUPER FIX    030       F
  801239088     801239088  ROBISON BRAD R                 0      00 00 00     SUPER FIX    030       F
  801243502     801243502  SMITH JAMES M.                 0      00 00 00     SUPER FIX    020       F
  801247255     801247255  BROWN LEOLA                    0      00 00 00     SUPER FIX    030       F
  801264466     801264466  TUTING RONALD J                0      00 00 00     SUPER FIX    015       F
  801268236     801268236  TUTING ELIZABETH               0      00 00 00     SUPER FIX    030       F
  801293788     801293788  JAMES CHARLES A                0      00 00 00     SUPER FIX    030       F
 8000040983    8000040983  MAYES BELINDA                  0      00 00 00     SUPER FIX    030       F
 5200001674    5200001674  MILES LADONNA RUTH             0      89 00 00     MLDELE       450       F
 5200002375    5200002375  VARELA CARLOS                  0      89 60 00     MLDELE       450       F
  800773194     800773194  FLUKER PATRICIA                0      00 00 00     SUPER FIX    045       F
  800789190     800789190  TEAGLE ROY E                   0      00 00 00     SUPER FIX    045       F
  800789521     800789521  WOODWARD RICHARD L             0      00 00 00     SUPER FIX    045       F
  800862195     800862195  VINCENT DAVID                  0      31 00 00     SUPER FIX    020       F
  800876526     800876526  CROTEAU BRIAN                  0      00 00 00     SUPER FIX    030       F
  800896862     800896862  STEARNS ROBERT C               0      00 00 00     SUPER FIX    015       F
  800904344     800904344  THOMAS WALTER                  0      00 00 00     SUPER FIX    045       F
  800940967     800940967  LAMBERT EDDIE J                0      00 00 00     SUPER FIX    045       F
  800971095     800971095  TALBERT KELLY                  0      00 00 00     SUPER FIX    020       F
  800989329     800989329  SHODIYA JACOB O                0      00 00 00     SUPER FIX    045       F
  801005950     801005950  JONES ALTON A SR               0      00 00 00     SUPER FIX    030       F
  801013954     801013954  BEKEMEYER PAUL E               0      00 00 00     SUPER FIX    015       F
  801017260     801017260  CHAMBERS KATHI                 0      00 00 00     SUPER FIX    030       F
  801019712     801019712  THORNE TIMOTHY D               0      39 00 00     SUPER FIX    030       F
  801028598     801028598  SANDERS FRANCES L              0      00 00 00     SUPER FIX    015       F
  801041963     801041963  SURRENCY KEVIN W               0      00 00 00     SUPER FIX    030       F
  801044306     801044306  GRIFFITHS VERMONT              0      00 00 00     SUPER FIX    045       F
  801075946     801075946  ROMAIN JEMMA S                 1      00 00 00     SUPER FIX    030       F
  801096132     801096132  SAAD MONIER F                  0      00 00 00     SUPER FIX    045       F
  801110172     801110172  CORONA STEVEN                  0      00 00 00     SUPER FIX    045       F
  801128539     801128539  CARROLL DOROTHY D              0      00 00 00     SUPER FIX    030       F



  801128836       n/a      UPCHURCH ROGER W               0      00 00 00                  045       F
  800989683       n/a      SALEM DIANE                    0      00 00 00                  030       F
  800993701       n/a      WILLIAMS BRIAN E               0      00 00 00                  045       F

Hfs98-4                             12/9/98 th                      Page 2 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
801023664         n/a      SNELSON RICHARD                GA       70,550.00    11.250     0.000     85.00     11/05/98       n/a
801045170         n/a      NOWAK ELIZABETH                PA      136,800.00    10.700     0.000     90.00     11/12/98       n/a
801064734         n/a      ROBINETTE WALTER P             OH      124,684.00    12.050     0.000     85.98     11/06/98       n/a
801071937         n/a      WILLIAMS ERNESTINE             IN       27,200.00    12.400     0.000     85.00     11/06/98       n/a
801075904         n/a      GORNEY FRANCIS J               DE       42,200.00    11.400     0.000     65.93     11/06/98       n/a
801089012         n/a      POHUTSKI ALLEN J               MI      223,600.00     9.950     0.000     69.87     11/12/98       n/a
801092453         n/a      WEAVER CHARLES E               NY       62,900.00     9.400     0.000     77.65     11/06/98       n/a
801108267         n/a      IHDE MARK                      PA       40,350.00    11.000     0.000     84.94     11/05/98       n/a
801113309         n/a      BESSELL MARK                   VA       68,800.00     8.750     0.000     81.90     11/11/98       n/a
801115643         n/a      GRADY MILTON                   NC       65,600.00     9.000     0.000     80.00     11/03/98       n/a
801124876         n/a      GLADDEN MICHELE                PA       22,400.00     9.750     0.000     80.00     11/09/98       n/a
801124942         n/a      OCASIO ANGEL                   PA       16,500.00     9.500     0.000     75.00     11/09/98       n/a
801127416         n/a      LAMBROS MELINDA                MI      181,000.00    10.650     0.000     74.79     11/02/98       n/a
801129537         n/a      BUSTIN CHARLES F               PA      106,050.00    10.000     0.000     70.00     11/09/98       n/a
801129610         n/a      DEFELICE WILLIAM E             PA       22,500.00    12.750     0.000     75.00     11/06/98       n/a
801129743         n/a      HAESSLY CRAIG                  OH       52,000.00     8.250     0.000     80.00     11/04/98       n/a
801130170         n/a      SCHOTT DEREK W                 PA       46,400.00    12.450     0.000     80.00     11/04/98       n/a
801130329         n/a      MONTGOMERY CLARENCE NATHAN     VA       56,000.00     9.350     0.000     80.00     11/04/98       n/a
801131970         n/a      BULLOCK III CHARLES A          NC      121,450.00    10.650     0.000     89.99     11/02/98       n/a
801131996         n/a      MCLAUGHLIN JACQUELYN           NJ       32,250.00    12.350     0.000     75.00     11/09/98       n/a
801132473         n/a      SMITH LAURA M                  OH      126,000.00     7.750     0.000     74.11     11/02/98       n/a
801132895         n/a      HAWKINS ANN L                  FL       31,000.00     7.250     0.000     54.38     11/06/98       n/a
801136656         n/a      COUNCIL CHARLES                PA       39,900.00    11.100     0.000     70.00     11/12/98       n/a
801141748         n/a      MASKO SHARON                   PA       83,700.00     9.400     0.000     90.00     11/05/98       n/a
801142274         n/a      DAVIN DOROTHY                  NY       57,014.00    10.900     0.000     80.00     11/06/98       n/a
801144445         n/a      BETHEA VERNIE LEE              MD      103,000.00     7.870     0.000     44.78     11/10/98       n/a
801146341         n/a      SINGLETON ROBERT               AR       32,000.00     9.950     0.000     80.00     11/12/98       n/a
801148636         n/a      ALLEN TIMOTHY                  PA       29,750.00     9.950     0.000     85.00     11/03/98       n/a
801150301         n/a      PLATER ANGELA G                MD       36,000.00    11.900     0.000     75.00     11/04/98       n/a
801150384         n/a      WISOTSKY PETER                 NY      200,000.00     7.900     0.000     69.68     11/02/98       n/a
801151382         n/a      PHILLIPS JOHN                  NJ      194,800.00    10.400     0.000     88.54     11/12/98       n/a
801152356         n/a      BERRY SCHARLENIA A             MD       30,000.00    10.550     0.000     75.00     11/12/98       n/a
801152661         n/a      CARUBBA DOMINIC A              GA      130,000.00    12.000     0.000     78.78     11/12/98       n/a
801153180         n/a      WRIGHT WILLORA                 IL       22,750.00    12.500     0.000     65.00     11/07/98       n/a
801153727         n/a      GRANT LURLEEN T.               TN       85,500.00    10.650     0.000     90.00     11/02/98       n/a
801156159         n/a      MONGELLI LISA                  PA       16,000.00    12.600     0.000     80.00     11/06/98       n/a
801156175         n/a      HOVERMAN SHARON A              CT      100,000.00    10.200     0.000     29.85     11/04/98       n/a
801157330         n/a      HAWKINS SR DALTON              MD       38,000.00    13.400     0.000     80.00     11/12/98       n/a
801163239         n/a      LOPEZ MARIA V                  PA       46,750.00    11.850     0.000     77.91     11/03/98       n/a
801164492         n/a      MEEKINS MARK                   SC       55,250.00    11.850     0.000     85.00     11/06/98       n/a
801166901         n/a      MORRIS PHILLIP P               DE       81,200.00    13.100     0.000     70.00     11/03/98       n/a
801169962         n/a      JAHREN ADOLPH S                MI       99,400.00     6.900     0.000     70.00     11/10/98       n/a
801174210         n/a      HOUCK RICHARD E                PA       28,000.00    12.100     0.000     80.00     11/07/98       n/a
801180811         n/a      OLIVER JAMES P                 OH       62,100.00     9.900     0.000     83.91     11/02/98       n/a
801181041         n/a      FLOYD RONALD D                 MD       37,500.00     8.500     0.000     20.83     11/04/98       n/a
801181967         n/a      SUMMERS HAZEL J                NC       74,250.00     9.900     0.000     90.00     11/04/98       n/a
801182288         n/a      BOSTWICK MILDRED               OH       45,000.00     9.900     0.000     90.00     11/03/98       n/a
801184235         n/a      BECK SR HENRY C                MI       92,000.00    12.350     0.000     80.00     11/02/98       n/a
801185372         n/a      DOHERTY NOLAN C                SC       81,600.00    11.550     0.000     85.00     11/13/98       n/a
801186214         n/a      ACKLEY DAVID                   MI       41,900.00     8.650     0.000     66.50     11/06/98       n/a
801188582         n/a      PREWITT LINDA D.               IN       28,000.00     9.000     0.000     70.00     11/09/98       n/a
801188640         n/a      BAKER BETTY LEE                FL       25,000.00     9.000     0.000     53.19     11/09/98       n/a
801189465         n/a      CROWDER BETTY J                IN       42,750.00    10.350     0.000     75.00     11/03/98       n/a
801190273         n/a      JUDGE NORMAN D                 FL       50,000.00    12.000     0.000     65.02     11/13/98       n/a
801190513         n/a      SAVARESE EILEEN                NY      122,500.00     7.500     0.000     67.30     11/09/98       n/a
801190547         n/a      RIOS RAFAEL                    FL       36,550.00    10.500     0.000     85.00     11/03/98       n/a
801190778         n/a      DIAZ PEDRO                     NY      150,000.00     8.000     0.000     73.17     11/12/98       n/a
801191354         n/a      JURICK KATHRYN S               OH       96,500.00     8.400     0.000     83.91     11/02/98       n/a
801192931         n/a      IRELAND BRUCE A                ME       55,200.00    12.800     0.000     80.00     11/09/98       n/a
801194135         n/a      HILL THADDEUS L                FL       64,000.00    12.600     0.000     80.00     11/10/98       n/a
801194572         n/a      STARLING SR MARLON             CT      155,000.00    10.750     0.000     67.39     11/13/98       n/a
801195058         n/a      WHITE RONNIE                   OH       27,900.00     9.900     0.000     90.00     11/12/98       n/a
801195637         n/a      PLUNKETT JAMES J               NJ      106,250.00    13.000     0.000     85.00     11/12/98       n/a
801195793         n/a      OWSLEY VICTOR C                FL       73,000.00     9.100     0.000     76.84     11/10/98       n/a
801195827         n/a      REESE KEVIN                    PA       52,000.00     9.750     0.000     80.00     11/09/98       n/a
801195918         n/a      WEIGHT KRISTY L                UT       54,000.00    10.050     0.000     67.50     11/12/98       n/a
801196577         n/a      GRAY DAVID JAMES               IN       63,650.00     8.250     0.000     79.56     11/02/98       n/a
801196627         n/a      WATTS SANDRA LEE               FL       59,500.00    10.200     0.000     78.28     11/09/98       n/a
801197419         n/a      BROWN HARRIETT EVELYN          GA       36,000.00     8.250     0.000     80.00     11/09/98       n/a
801197690         n/a      STREETS JOHNNY L               SC       48,450.00    11.000     0.000     85.00     11/02/98       n/a
801197732         n/a      PRICE WILLIAM J                FL       37,600.00     8.150     0.000     80.00     11/02/98       n/a
801197740         n/a      NEWBY JEROME                   OH      152,100.00    11.250     0.000     84.97     11/02/98       n/a
801197971         n/a      ALEXANDER LESLIE               IN       58,500.00    14.240     0.000     65.00     11/12/98       n/a

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
801023664         n/a      SNELSON RICHARD                0      00 00 00                  030       F
801045170         n/a      NOWAK ELIZABETH                0      00 00 00                  045       F
801064734         n/a      ROBINETTE WALTER P             0      00 00 00                  030       F
801071937         n/a      WILLIAMS ERNESTINE             0      00 00 00                  030       F
801075904         n/a      GORNEY FRANCIS J               0      00 00 00                  015       F
801089012         n/a      POHUTSKI ALLEN J               0      00 00 00                  030       F
801092453         n/a      WEAVER CHARLES E               0      00 00 00                  030       F
801108267         n/a      IHDE MARK                      0      00 00 00                  030       F
801113309         n/a      BESSELL MARK                   0      00 00 00                  030       F
801115643         n/a      GRADY MILTON                   0      00 00 00                  015       F
801124876         n/a      GLADDEN MICHELE                0      00 00 00                  030       F
801124942         n/a      OCASIO ANGEL                   0      00 00 00                  015       F
801127416         n/a      LAMBROS MELINDA                0      00 00 00                  045       F
801129537         n/a      BUSTIN CHARLES F               0      00 00 00                  030       F
801129610         n/a      DEFELICE WILLIAM E             0      00 00 00                  015       F
801129743         n/a      HAESSLY CRAIG                  0      00 00 00                  020       F
801130170         n/a      SCHOTT DEREK W                 0      00 00 00                  030       F
801130329         n/a      MONTGOMERY CLARENCE NATHAN     0      00 00 00                  015       F
801131970         n/a      BULLOCK III CHARLES A          0      00 00 00                  030       F
801131996         n/a      MCLAUGHLIN JACQUELYN           0      00 00 00                  045       F
801132473         n/a      SMITH LAURA M                  0      00 00 00                  030       F
801132895         n/a      HAWKINS ANN L                  0      00 00 00                  015       F
801136656         n/a      COUNCIL CHARLES                0      00 00 00                  045       F
801141748         n/a      MASKO SHARON                   0      00 00 00                  030       F
801142274         n/a      DAVIN DOROTHY                  0      00 00 00                  030       F
801144445         n/a      BETHEA VERNIE LEE              0      00 00 00                  045       F
801146341         n/a      SINGLETON ROBERT               0      00 00 00                  045       F
801148636         n/a      ALLEN TIMOTHY                  0      00 00 00                  010       F
801150301         n/a      PLATER ANGELA G                0      00 00 00                  045       F
801150384         n/a      WISOTSKY PETER                 0      00 00 00                  020       F
801151382         n/a      PHILLIPS JOHN                  0      00 00 00                  030       F
801152356         n/a      BERRY SCHARLENIA A             0      00 00 00                  045       F
801152661         n/a      CARUBBA DOMINIC A              0      00 00 00                  030       F
801153180         n/a      WRIGHT WILLORA                 0      00 00 00                  045       F
801153727         n/a      GRANT LURLEEN T.               0      00 00 00                  030       F
801156159         n/a      MONGELLI LISA                  0      00 00 00                  020       F
801156175         n/a      HOVERMAN SHARON A              0      00 00 00                  045       F
801157330         n/a      HAWKINS SR DALTON              0      00 00 00                  045       F
801163239         n/a      LOPEZ MARIA V                  0      00 00 00                  030       F
801164492         n/a      MEEKINS MARK                   0      00 00 00                  030       F
801166901         n/a      MORRIS PHILLIP P               0      00 00 00                  030       F
801169962         n/a      JAHREN ADOLPH S                0      00 00 00                  030       F
801174210         n/a      HOUCK RICHARD E                0      00 00 00                  020       F
801180811         n/a      OLIVER JAMES P                 0      00 00 00                  020       F
801181041         n/a      FLOYD RONALD D                 0      00 00 00                  010       F
801181967         n/a      SUMMERS HAZEL J                0      00 00 00                  020       F
801182288         n/a      BOSTWICK MILDRED               0      00 00 00                  045       F
801184235         n/a      BECK SR HENRY C                0      00 00 00                  045       F
801185372         n/a      DOHERTY NOLAN C                0      00 00 00                  045       F
801186214         n/a      ACKLEY DAVID                   0      00 00 00                  030       F
801188582         n/a      PREWITT LINDA D.               0      00 00 00                  045       F
801188640         n/a      BAKER BETTY LEE                0      00 00 00                  020       F
801189465         n/a      CROWDER BETTY J                0      00 00 00                  030       F
801190273         n/a      JUDGE NORMAN D                 0      00 00 00                  030       F
801190513         n/a      SAVARESE EILEEN                0      00 00 00                  030       F
801190547         n/a      RIOS RAFAEL                    0      00 00 00                  045       F
801190778         n/a      DIAZ PEDRO                     0      00 00 00                  015       F
801191354         n/a      JURICK KATHRYN S               0      00 00 00                  045       F
801192931         n/a      IRELAND BRUCE A                0      00 00 00                  030       F
801194135         n/a      HILL THADDEUS L                0      00 00 00                  030       F
801194572         n/a      STARLING SR MARLON             0      00 00 00                  045       F
801195058         n/a      WHITE RONNIE                   0      00 00 00                  015       F
801195637         n/a      PLUNKETT JAMES J               0      00 00 00                  045       F
801195793         n/a      OWSLEY VICTOR C                0      00 00 00                  020       F
801195827         n/a      REESE KEVIN                    0      00 00 00                  045       F
801195918         n/a      WEIGHT KRISTY L                0      00 00 00                  321       F
801196577         n/a      GRAY DAVID JAMES               0      00 00 00                  030       F
801196627         n/a      WATTS SANDRA LEE               0      00 00 00                  045       F
801197419         n/a      BROWN HARRIETT EVELYN          0      00 00 00                  030       F
801197690         n/a      STREETS JOHNNY L               0      00 00 00                  045       F
801197732         n/a      PRICE WILLIAM J                0      00 00 00                  015       F
801197740         n/a      NEWBY JEROME                   0      00 00 00                  030       F
801197971         n/a      ALEXANDER LESLIE               0      00 00 00                  045       F

Hfs98-4                             12/9/98 th                      Page 3 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
801198607         n/a      CARMACK KRISTI                 TX       27,900.00    10.150     0.000     90.00     11/12/98       n/a
801198904         n/a      BROWN RICHARD L                OH       39,200.00    11.850     0.000     80.00     11/04/98       n/a
801199183         n/a      MITCHELL WILMA                 PA       86,000.00     8.850     0.000     57.91     11/03/98       n/a
801201062         n/a      MILLER THOMAS M                FL       46,200.00     9.150     0.000     70.00     11/04/98       n/a
801201989         n/a      JOHNSON THEODIS                CO       69,000.00     8.500     0.000     79.31     11/12/98       n/a
801202029         n/a      SINGH PREM                     CA      110,000.00     8.850     0.000     75.86     11/04/98       n/a
801202417         n/a      TAYLOR MARK PHILIP             PA      114,000.00     7.750     0.000     80.00     11/05/98       n/a
801203167         n/a      MATTHEWS ALAN M                NC       52,500.00     9.150     0.000     75.00     11/06/98       n/a
801205261         n/a      MCCONKEY ROBIN                 FL       53,550.00    12.100     0.000     85.00     11/04/98       n/a
801207994         n/a      DICKERSON ROSA                 MD       21,600.00     9.300     0.000     43.63     11/12/98       n/a
801208406         n/a      ROMERO JOSE J                  NY       99,000.00    11.050     0.000     90.00     11/10/98       n/a
801209289         n/a      VAN SANT ROBERT E              PA       75,000.00    10.350     0.000     60.00     11/02/98       n/a
801209354         n/a      MILCIC JERRY R                 PA       54,000.00     8.000     0.000     60.00     11/02/98       n/a
801209685         n/a      HODGKINS EMMETT J              TN       76,000.00     8.990     0.000     80.00     11/12/98       n/a
801210261         n/a      FORD ROBERT M                  TN       28,000.00    10.850     0.000     62.22     11/09/98       n/a
801211277         n/a      ALLCHIN CHRIS                  MI      104,000.00     8.000     0.000     80.00     11/13/98       n/a
801211319         n/a      TRISVAN MARCEL                 RI       85,050.00    10.650     0.000     90.00     11/12/98       n/a
801211566         n/a      BOUDREAU MICHAEL               MN       60,000.00    13.990     0.000     59.52     11/04/98       n/a
801214206         n/a      FUSCO JAMES                    NY       98,600.00    12.050     0.000     85.00     11/10/98       n/a
801214263         n/a      LORICK CHARLIE                 SC       49,175.00    10.550     0.000     68.29     11/09/98       n/a
801214933         n/a      HORNBECK BARRY D               IN       31,875.00    12.100     0.000     85.00     11/10/98       n/a
801215187         n/a      HESS RODERICK J                PA       73,600.00     8.850     0.000     80.00     11/09/98       n/a
801216938         n/a      SELSOR DANIEL                  FL       38,250.00     9.000     0.000     85.00     11/09/98       n/a
801217647         n/a      TOYE LEONA                     NY      113,220.00    12.500     0.000     85.00     11/03/98       n/a
801218025         n/a      ECHEVERRIA FRANKLIN            PA       32,500.00    11.750     0.000     65.00     11/13/98       n/a
801219593         n/a      CARR PATRICIA L                FL       50,000.00     9.200     0.000     63.29     11/06/98       n/a
801219759         n/a      MCCREADY MARK                  MI      110,000.00     8.400     0.000     79.71     11/04/98       n/a
801220906         n/a      CLARK BARBARA G                OH       91,200.00    12.850     0.000     80.00     11/02/98       n/a
801221953         n/a      GIBSON MARIE                   FL       20,000.00     9.200     0.000     62.50     11/13/98       n/a
801222845         n/a      RICHARDS KIRK A                FL       70,200.00     8.540     0.000     65.00     11/04/98       n/a
801224056         n/a      SPIKES JANIE L                 OH       43,500.00    13.090     0.000     64.92     11/04/98       n/a
801224122         n/a      SULSONA JENNIFER L             FL       46,800.00    10.150     0.000     90.00     11/05/98       n/a
801224437         n/a      ATWELL SUE                     FL       30,000.00     8.250     0.000     36.58     11/05/98       n/a
801224478         n/a      PETERS FREDERICK S             FL       34,000.00    10.650     0.000     53.12     11/10/98       n/a
801224569         n/a      THOMAS RICHARD D               FL      178,500.00     8.700     0.000     63.75     11/13/98       n/a
801226333         n/a      HERREMA STEPHEN JOHN           MI       60,000.00     8.900     0.000     71.42     11/20/98       n/a
801227059         n/a      OUTLER MACK                    GA       62,815.00    10.400     0.000     85.00     11/02/98       n/a
801227695         n/a      JACKSON ARTIE MAE              IL       15,000.00    11.750     0.000     34.88     11/16/98       n/a
801227703         n/a      JACOBS CYNTHIA                 IL       33,200.00    12.250     0.000     69.89     11/12/98       n/a
801227869         n/a      BROWN LARRY W.                 IN       22,800.00    13.750     0.000     80.00     11/12/98       n/a
801227992         n/a      SMITH JUNE A                   MD       36,800.00     7.750     0.000     80.00     11/02/98       n/a
801230061         n/a      WATKINS JR JOHN A              MI       56,500.00     8.500     0.000     69.75     11/09/98       n/a
801230244         n/a      VANDERBILT KATHLEEN            NY       74,800.00     8.900     0.000     85.00     11/12/98       n/a
801230574         n/a      PLASKI MARY JANE               PA       43,000.00     9.150     0.000     83.49     11/09/98       n/a
801230814         n/a      FOOTE DOROTHY K                FL       41,000.00    11.900     0.000     74.54     11/12/98       n/a
801230921         n/a      NIGN JAMES D                   OH      116,800.00     7.900     0.000     80.00     11/02/98       n/a
801231259         n/a      PEREZ JORGE L.                 FL       74,700.00     8.590     0.000     90.00     11/09/98       n/a
801232240         n/a      CREATER JOANN                  IL       53,500.00    11.900     0.000     84.92     11/09/98       n/a
801232505         n/a      OMIER SHEDRACK                 FL       70,400.00    11.850     0.000     80.00     11/06/98       n/a
801232778         n/a      WELLS BEATRICE                 IL       42,500.00     9.950     0.000     65.38     11/06/98       n/a
801233966         n/a      HACKER BARBARA                 FL       35,000.00    10.100     0.000     74.46     11/04/98       n/a
801235466         n/a      BRADY JR ROBERT JOHN           MD      118,400.00     7.900     0.000     80.00     11/02/98       n/a
801236308         n/a      STILES MARY E                  FL       55,000.00     8.950     0.000     68.75     11/04/98       n/a
801236902         n/a      D'ARCO ANTHONY                 IN       53,200.00    11.450     0.000     70.00     11/05/98       n/a
801237041         n/a      KING ESPERANZA FAYE            FL       33,000.00     9.000     0.000     60.00     11/09/98       n/a
801237447         n/a      TORGERSON DANITA LYNN          FL       36,900.00    10.400     0.000     90.00     11/13/98       n/a
801238551         n/a      CLASSY CARMEN M                TX       98,800.00     8.900     0.000     77.49     11/09/98       n/a
801239104         n/a      PROZY SUE ANNE                 OH       38,500.00    10.350     0.000     77.00     11/09/98       n/a
801239948         n/a      JOLLY GREGORY L                MI       78,800.00    10.800     0.000     80.00     11/12/98       n/a
801240458         n/a      ENNIS ALFRED L                 FL       45,900.00     9.900     0.000     90.00     11/09/98       n/a
801240706         n/a      OWENS EDWIN T                  FL       41,600.00     8.800     0.000     80.00     11/10/98       n/a
801240722         n/a      POU LUIS A.                    FL       75,000.00    11.350     0.000     75.00     11/02/98       n/a
801240854         n/a      GORMSEN TONI LYNNE             NY      144,000.00    10.650     0.000     90.00     11/06/98       n/a
801241316         n/a      DILLON THOMAS W                NY      110,400.00     7.190     0.000     69.00     11/12/98       n/a
801241647         n/a      SHUBERT JR. JOHN D.            FL      131,400.00    10.400     0.000     90.00     11/04/98       n/a
801242025         n/a      BROWN STEVEN                   MD      104,400.00    12.850     0.000     80.00     11/04/98       n/a
801242553         n/a      VALDEZ AGUSTIN                 TX       53,100.00    10.650     0.000     90.00     11/06/98       n/a
801243445         n/a      CRAWFORD JEAN                  OH       60,000.00     8.650     0.000     83.33     11/10/98       n/a
801243544         n/a      ROBERTS SR JOSEPH E            FL       34,200.00     8.900     0.000     85.50     11/03/98       n/a
801243726         n/a      HILL JUDITH A                  MI      110,200.00    12.625     0.000     78.71     11/10/98       n/a
801243973         n/a      IBACH LARRY E                  PA      114,300.00     9.400     0.000     90.00     11/02/98       n/a
801244575         n/a      MCMILLAN CURTIS                MO       47,610.00    10.250     0.000     90.00     11/06/98       n/a
801245028         n/a      BROWN JR WILLIAM M             MD       75,000.00     8.250     0.000     71.42     11/04/98       n/a

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
801198607         n/a      CARMACK KRISTI                 0      00 00 00                  030       F
801198904         n/a      BROWN RICHARD L                0      00 00 00                  345       F
801199183         n/a      MITCHELL WILMA                 0      00 00 00                  020       F
801201062         n/a      MILLER THOMAS M                0      00 00 00                  030       F
801201989         n/a      JOHNSON THEODIS                0      00 00 00                  030       F
801202029         n/a      SINGH PREM                     0      00 00 00                  030       F
801202417         n/a      TAYLOR MARK PHILIP             0      00 00 00                  015       F
801203167         n/a      MATTHEWS ALAN M                0      00 00 00                  015       F
801205261         n/a      MCCONKEY ROBIN                 0      00 00 00                  030       F
801207994         n/a      DICKERSON ROSA                 0      00 00 00                  020       F
801208406         n/a      ROMERO JOSE J                  0      00 00 00                  030       F
801209289         n/a      VAN SANT ROBERT E              0      00 00 00                  030       F
801209354         n/a      MILCIC JERRY R                 0      00 00 00                  015       F
801209685         n/a      HODGKINS EMMETT J              0      00 00 00                  030       F
801210261         n/a      FORD ROBERT M                  0      00 00 00                  030       F
801211277         n/a      ALLCHIN CHRIS                  0      00 00 00                  030       F
801211319         n/a      TRISVAN MARCEL                 0      00 00 00                  045       F
801211566         n/a      BOUDREAU MICHAEL               0      00 00 00                  045       F
801214206         n/a      FUSCO JAMES                    0      00 00 00                  030       F
801214263         n/a      LORICK CHARLIE                 0      00 00 00                  015       F
801214933         n/a      HORNBECK BARRY D               0      00 00 00                  030       F
801215187         n/a      HESS RODERICK J                0      00 00 00                  045       F
801216938         n/a      SELSOR DANIEL                  0      00 00 00                  030       F
801217647         n/a      TOYE LEONA                     0      00 00 00                  030       F
801218025         n/a      ECHEVERRIA FRANKLIN            0      00 00 00                  045       F
801219593         n/a      CARR PATRICIA L                0      00 00 00                  030       F
801219759         n/a      MCCREADY MARK                  0      00 00 00                  030       F
801220906         n/a      CLARK BARBARA G                0      00 00 00                  030       F
801221953         n/a      GIBSON MARIE                   0      00 00 00                  015       F
801222845         n/a      RICHARDS KIRK A                0      00 00 00                  020       F
801224056         n/a      SPIKES JANIE L                 0      00 00 00                  030       F
801224122         n/a      SULSONA JENNIFER L             0      00 00 00                  030       F
801224437         n/a      ATWELL SUE                     0      00 00 00                  015       F
801224478         n/a      PETERS FREDERICK S             0      00 00 00                  020       F
801224569         n/a      THOMAS RICHARD D               0      00 00 00                  030       F
801226333         n/a      HERREMA STEPHEN JOHN           0      00 00 00                  030       F
801227059         n/a      OUTLER MACK                    0      00 00 00                  030       F
801227695         n/a      JACKSON ARTIE MAE              0      00 00 00                  020       F
801227703         n/a      JACOBS CYNTHIA                 0      00 00 00                  020       F
801227869         n/a      BROWN LARRY W.                 0      00 00 00                  045       F
801227992         n/a      SMITH JUNE A                   0      00 00 00                  020       F
801230061         n/a      WATKINS JR JOHN A              0      00 00 00                  045       F
801230244         n/a      VANDERBILT KATHLEEN            0      00 00 00                  030       F
801230574         n/a      PLASKI MARY JANE               0      00 00 00                  045       F
801230814         n/a      FOOTE DOROTHY K                0      00 00 00                  030       F
801230921         n/a      NIGN JAMES D                   0      00 00 00                  045       F
801231259         n/a      PEREZ JORGE L.                 0      00 00 00                  045       F
801232240         n/a      CREATER JOANN                  0      00 00 00                  020       F
801232505         n/a      OMIER SHEDRACK                 0      00 00 00                  045       F
801232778         n/a      WELLS BEATRICE                 0      00 00 00                  045       F
801233966         n/a      HACKER BARBARA                 0      00 00 00                  015       F
801235466         n/a      BRADY JR ROBERT JOHN           0      00 00 00                  045       F
801236308         n/a      STILES MARY E                  0      00 00 00                  030       F
801236902         n/a      D'ARCO ANTHONY                 0      00 00 00                  030       F
801237041         n/a      KING ESPERANZA FAYE            0      00 00 00                  020       F
801237447         n/a      TORGERSON DANITA LYNN          0      00 00 00                  030       F
801238551         n/a      CLASSY CARMEN M                0      00 00 00                  030       F
801239104         n/a      PROZY SUE ANNE                 0      00 00 00                  015       F
801239948         n/a      JOLLY GREGORY L                0      00 00 00                  030       F
801240458         n/a      ENNIS ALFRED L                 0      00 00 00                  015       F
801240706         n/a      OWENS EDWIN T                  0      00 00 00                  030       F
801240722         n/a      POU LUIS A.                    0      00 00 00                  030       F
801240854         n/a      GORMSEN TONI LYNNE             0      00 00 00                  030       F
801241316         n/a      DILLON THOMAS W                0      00 00 00                  020       F
801241647         n/a      SHUBERT JR. JOHN D.            0      00 00 00                  030       F
801242025         n/a      BROWN STEVEN                   0      00 00 00                  030       F
801242553         n/a      VALDEZ AGUSTIN                 0      00 00 00                  030       F
801243445         n/a      CRAWFORD JEAN                  0      00 00 00                  030       F
801243544         n/a      ROBERTS SR JOSEPH E            0      00 00 00                  015       F
801243726         n/a      HILL JUDITH A                  0      00 00 00                  405       F
801243973         n/a      IBACH LARRY E                  0      00 00 00                  325       F
801244575         n/a      MCMILLAN CURTIS                0      00 00 00                  030       F
801245028         n/a      BROWN JR WILLIAM M             0      00 00 00                  045       F

Hfs98-4                             12/9/98 th                      Page 4 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
 801245101        n/a      BALENT MICHAEL R               PA      84,000.00      8.150     0.000     79.62     11/10/98       n/a
 801246455        n/a      ENGLISH LORRAINE               IL      76,500.00      8.250     0.000     85.00     11/16/98       n/a
 801247438        n/a      OZAWA TETSUO                   PA      60,000.00     10.600     0.000     43.16     11/09/98       n/a
 801248527        n/a      RICHARDSON BEN                 KY      53,100.00     10.400     0.000     90.00     11/09/98       n/a
 801249863        n/a      STAHL ARLENE G                 PA     140,400.00      9.900     0.000     90.00     11/06/98       n/a
 801250283        n/a      RIVERA ANTONI0                 FL      25,000.00      9.570     0.000     27.77     11/09/98       n/a
 801250697        n/a      HOGAN DAN J                    IN      44,000.00      9.750     0.000     80.00     11/03/98       n/a
 801251208        n/a      RINCON HIMELDA                 NY     121,000.00     10.150     0.000     89.63     11/02/98       n/a
 801251950        n/a      STEWART ELIN                   NY     104,000.00     12.600     0.000     80.00     11/13/98       n/a
 801255183        n/a      CROSBIE TRACY                  MT     113,500.00      8.500     0.000     77.47     11/12/98       n/a
 801257775        n/a      RAY VESTA L                    TX      28,000.00     12.850     0.000     80.00     11/03/98       n/a
 801259748        n/a      DAVIS JR JAMES                 NM      42,500.00     12.350     0.000     85.00     11/03/98       n/a
 801261942        n/a      HARMON MICHELLE                UT      65,000.00     11.250     0.000     56.52     11/02/98       n/a
 801264714        n/a      BURNS EMMA J                   IL      59,500.00     10.750     0.000     85.00     11/04/98       n/a
 801264888        n/a      HARRIS CARROLL B               FL     130,050.00      9.900     0.000     85.00     11/12/98       n/a
 801264904        n/a      GARRISON WILLIAM S             OH      28,000.00      9.050     0.000     56.00     11/04/98       n/a
 801268202        n/a      CARTY ANGELA                   NY     130,000.00      9.990     0.000     73.44     11/12/98       n/a
 801270109        n/a      BARRIENTES BRIDIGIDO           OH      59,200.00     11.950     0.000     80.00     11/09/98       n/a
 801271057        n/a      MCLENNON JANICE                NY     136,875.00     10.550     0.000     75.00     11/12/98       n/a
 801271990        n/a      HALL DUWAYNE                   UT      52,080.00      9.500     0.000     62.00     11/09/98       n/a
 801275835        n/a      HARRIS DELORES P               FL      61,000.00      8.900     0.000     84.72     11/12/98       n/a
 801276213        n/a      DAVANZO LOUIS                  NY     147,050.00     11.500     0.000     84.51     11/06/98       n/a
 801277831        n/a      HERCULE ERNST                  NY      82,400.00     11.350     0.000     80.00     11/06/98       n/a
 801279274        n/a      POSTIGLIONE DONALD             FL      75,000.00     10.450     0.000     75.75     11/09/98       n/a
 801280009        n/a      HOLLOMAN W FAYE                TX      47,200.00      9.900     0.000     80.00     11/12/98       n/a
 801281254        n/a      SPARKS AC JAMES                VA      59,500.00     12.100     0.000     85.00     11/12/98       n/a
 801281825        n/a      GARCIA MARIO A                 UT     130,200.00      9.400     0.000     70.00     11/12/98       n/a
 801284357        n/a      TUCKER CURLIE                  IL      38,000.00     12.000     0.000     67.85     11/17/98       n/a
 801284407        n/a      PALMER DONNA M                 FL      47,700.00     10.150     0.000     90.00     11/12/98       n/a
 801287095        n/a      PHILLIPS SIMONE C              PA      37,500.00     11.100     0.000     63.55     11/12/98       n/a
 801295379        n/a      REEVES RICHARD A               AZ      37,500.00     10.250     0.000     75.00     11/12/98       n/a
5100021368        n/a      WADDELL RICHARD N              OR     126,900.00     10.490     0.000     75.53     11/10/98       n/a
5100023794        n/a      MODOS PATRICIA                 MI     119,800.00     11.375     0.000     83.77     11/09/98       n/a
5100024644        n/a      THOMPSON TIMOTHY N             WA      55,700.00      8.250     0.000     74.26     11/04/98       n/a
5100024909        n/a      LAGALO BRENDA L                MI      29,200.00      9.500     0.000     80.00     11/10/98       n/a
5100025252        n/a      THOMAS ROBERT FLOYD            MI      87,300.00      8.000     0.000     72.75     11/09/98       n/a
5100025971        n/a      JOY MARILYN L                  MO      48,200.00      9.625     0.000     69.85     11/09/98       n/a
5100027001        n/a      O'SADCIA WILLIAM               MA      39,900.00      9.125     0.000     31.92     11/09/98       n/a
5100027514        n/a      SHELTON VANESSA M              OR      57,500.00      9.875     0.000     73.24     11/06/98       n/a
5100027779        n/a      BARTH TROY M                   ND      52,800.00      7.875     0.000     88.00     11/04/98       n/a
5100029080        n/a      CHAPMAN BRYAN S                MI     152,700.00     10.525     0.000     89.82     11/04/98       n/a
5100029411        n/a      ZUBIEL CAROL M                 MA     135,000.00      7.500     0.000     75.00     11/09/98       n/a
5100029429        n/a      JOHNSON DENNIS K               ND      59,500.00     12.375     0.000     85.00     11/10/98       n/a
5100029874        n/a      THOMAS KIM JOE                 SD      45,400.00     11.250     0.000     63.05     11/09/98       n/a
5100030740        n/a      SOUTHWICK RAY                  OR      41,400.00     11.250     0.000     29.15     11/12/98       n/a
5200002524        n/a      KANHAI SELWYN                  FL     118,200.00      7.250     0.000     74.81     11/04/98       n/a
5500004535        n/a      BENKA KAREN F                  NY      96,300.00      9.625     0.000     64.20     11/12/98       n/a
5700002230        n/a      WILLIAMS GWENDA D              IL      93,300.00      9.625     0.000     79.06     11/03/98       n/a
8000022643        n/a      CASTLE KENNETH R.              IL      75,000.00      8.610     0.000     74.25     11/10/98       n/a
8000035876        n/a      DAVIES HAROLD                  TX      60,000.00      7.710     0.000     80.00     11/12/98       n/a
8000040058        n/a      LAFLEUR JR. STANLEY            LA      51,600.00     10.640     0.000     75.88     11/02/98       n/a
8000041916        n/a      JOYNER GENEVA                  MD     170,000.00     10.600     0.000     84.57     11/12/98       n/a
8000043441        n/a      WAX WILLIAM                    MD      53,200.00      8.150     0.000     69.09     11/03/98       n/a
8000051014        n/a      ROBERTS GEORGE                 NY      62,700.00      7.750     0.000     41.80     11/04/98       n/a
8000051774        n/a      WHITE THOMAS A                 MI     133,300.00     11.000     0.000     84.90     11/09/98       n/a
8000052152        n/a      MILLER CONSTANCE R.            KY      13,500.00     11.560     0.000     84.37     11/12/98       n/a
8000055536        n/a      MCFARLAND CHARLES L.           IL      35,000.00     11.000     0.000     53.84     11/02/98       n/a
8000058050        n/a      LEE OLA                        AL      19,500.00     12.000     0.000     81.25     11/04/98       n/a
8000058746        n/a      SHAFFER RICHARD D.             IL      39,900.00      9.300     0.000     85.80     11/10/98       n/a
8000058845        n/a      WHEATON RICHARD                IL      46,800.00     10.110     0.000     90.00     11/09/98       n/a
8000059652        n/a      GUINAND MARIA PIEDAD           FL      71,100.00      8.800     0.000     80.79     11/06/98       n/a
 801193723        n/a      MYERS ETHEL M                  OH      28,800.00     10.600     0.000     80.00     10/16/98       n/a
 801112640        n/a      RINEER DUANE E                 PA      88,000.00      8.450     0.000     80.00     10/26/98       n/a
 801110552        n/a      WOODLAND BEVERLIE              MD      70,867.50     11.600     0.000     85.90     10/27/98       n/a
 801146879        n/a      COOPER DALONA D                IN      29,250.00      9.150     0.000     56.25     10/27/98       n/a
 801123084        n/a      GOODWIN HERBERT D              SC      24,000.00     12.250     0.000     80.00     10/28/98       n/a
8000046675        n/a      HEINDL JAMES R.                MN      33,300.00     10.300     0.000     90.00     10/28/98       n/a
 801031493        n/a      RINALDI ROBERT                 NY      31,600.00      9.850     0.000     80.00     10/29/98       n/a
 801185109        n/a      MAOLUD WAZIR                   GA      71,910.00     10.650     0.000     90.00     10/29/98       n/a
 801098393        n/a      JONES ZOE                      PA      33,000.00      8.900     0.000     58.92     10/30/98       n/a
 801181819        n/a      CABRERA EDWARDO                FL      64,000.00     11.350     0.000     80.00     10/30/98       n/a
 801071317        n/a      SOTO NELSON                    PA      13,125.00     10.000     0.000     75.00     10/30/98       n/a
 801174020        n/a      FLUITT CYNTHIA YVONNE          FL      64,000.00     12.100     0.000     80.00     10/31/98       n/a

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
 801245101        n/a      BALENT MICHAEL R               0      00 00 00                  020       F
 801246455        n/a      ENGLISH LORRAINE               0      00 00 00                  030       F
 801247438        n/a      OZAWA TETSUO                   0      00 00 00                  030       F
 801248527        n/a      RICHARDSON BEN                 0      00 00 00                  020       F
 801249863        n/a      STAHL ARLENE G                 0      00 00 00                  030       F
 801250283        n/a      RIVERA ANTONI0                 0      00 00 00                  015       F
 801250697        n/a      HOGAN DAN J                    0      00 00 00                  030       F
 801251208        n/a      RINCON HIMELDA                 0      00 00 00                  045       F
 801251950        n/a      STEWART ELIN                   0      00 00 00                  045       F
 801255183        n/a      CROSBIE TRACY                  0      00 00 00                  321       F
 801257775        n/a      RAY VESTA L                    0      00 00 00                  325       F
 801259748        n/a      DAVIS JR JAMES                 0      00 00 00                  030       F
 801261942        n/a      HARMON MICHELLE                0      00 00 00                  405       F
 801264714        n/a      BURNS EMMA J                   0      00 00 00                  045       F
 801264888        n/a      HARRIS CARROLL B               0      00 00 00                  030       F
 801264904        n/a      GARRISON WILLIAM S             0      00 00 00                  020       F
 801268202        n/a      CARTY ANGELA                   0      00 00 00                  030       F
 801270109        n/a      BARRIENTES BRIDIGIDO           0      00 00 00                  030       F
 801271057        n/a      MCLENNON JANICE                0      00 00 00                  045       F
 801271990        n/a      HALL DUWAYNE                   0      00 00 00                  030       F
 801275835        n/a      HARRIS DELORES P               0      00 00 00                  015       F
 801276213        n/a      DAVANZO LOUIS                  0      00 00 00                  030       F
 801277831        n/a      HERCULE ERNST                  0      00 00 00                  045       F
 801279274        n/a      POSTIGLIONE DONALD             0      00 00 00                  030       F
 801280009        n/a      HOLLOMAN W FAYE                0      00 00 00                  030       F
 801281254        n/a      SPARKS AC JAMES                0      00 00 00                  045       F
 801281825        n/a      GARCIA MARIO A                 0      00 00 00                  045       F
 801284357        n/a      TUCKER CURLIE                  0      00 00 00                  045       F
 801284407        n/a      PALMER DONNA M                 0      00 00 00                  045       F
 801287095        n/a      PHILLIPS SIMONE C              0      00 00 00                  030       F
 801295379        n/a      REEVES RICHARD A               0      00 00 00                  045       F
5100021368        n/a      WADDELL RICHARD N              0      00 00 00                  405       F
5100023794        n/a      MODOS PATRICIA                 0      00 00 00                  405       F
5100024644        n/a      THOMPSON TIMOTHY N             0      00 00 00                  477       F
5100024909        n/a      LAGALO BRENDA L                0      00 00 00                  477       F
5100025252        n/a      THOMAS ROBERT FLOYD            0      00 00 00                  477       F
5100025971        n/a      JOY MARILYN L                  0      00 00 00                  405       F
5100027001        n/a      O'SADCIA WILLIAM               0      00 00 00                  405       F
5100027514        n/a      SHELTON VANESSA M              0      00 00 00                  405       F
5100027779        n/a      BARTH TROY M                   0      00 00 00                  477       F
5100029080        n/a      CHAPMAN BRYAN S                0      00 00 00                  405       F
5100029411        n/a      ZUBIEL CAROL M                 0      00 00 00                  479       F
5100029429        n/a      JOHNSON DENNIS K               0      00 00 00                  405       F
5100029874        n/a      THOMAS KIM JOE                 0      00 00 00                  405       F
5100030740        n/a      SOUTHWICK RAY                  0      00 00 00                  405       F
5200002524        n/a      KANHAI SELWYN                  0      00 00 00                  450       F
5500004535        n/a      BENKA KAREN F                  0      00 00 00                  405       F
5700002230        n/a      WILLIAMS GWENDA D              0      00 00 00                  405       F
8000022643        n/a      CASTLE KENNETH R.              0      00 00 00                  030       F
8000035876        n/a      DAVIES HAROLD                  0      00 00 00                  015       F
8000040058        n/a      LAFLEUR JR. STANLEY            0      00 00 00                  030       F
8000041916        n/a      JOYNER GENEVA                  0      00 00 00                  030       F
8000043441        n/a      WAX WILLIAM                    0      00 00 00                  020       F
8000051014        n/a      ROBERTS GEORGE                 0      00 00 00                  015       F
8000051774        n/a      WHITE THOMAS A                 0      00 00 00                  030       F
8000052152        n/a      MILLER CONSTANCE R.            0      00 00 00                  030       F
8000055536        n/a      MCFARLAND CHARLES L.           0      00 00 00                  020       F
8000058050        n/a      LEE OLA                        0      00 00 00                  030       F
8000058746        n/a      SHAFFER RICHARD D.             0      00 00 00                  015       F
8000058845        n/a      WHEATON RICHARD                0      00 00 00                  020       F
8000059652        n/a      GUINAND MARIA PIEDAD           0      00 00 00                  020       F
 801193723        n/a      MYERS ETHEL M                  0      00 00 00                  030       F
 801112640        n/a      RINEER DUANE E                 0      00 00 00                  030       F
 801110552        n/a      WOODLAND BEVERLIE              0      00 00 00                  045       F
 801146879        n/a      COOPER DALONA D                0      00 00 00                  020       F
 801123084        n/a      GOODWIN HERBERT D              0      00 00 00                  015       F
8000046675        n/a      HEINDL JAMES R.                0      00 00 00                  030       F
 801031493        n/a      RINALDI ROBERT                 0      00 00 00                  030       F
 801185109        n/a      MAOLUD WAZIR                   0      00 00 00                  020       F
 801098393        n/a      JONES ZOE                      0      00 00 00                  345       F
 801181819        n/a      CABRERA EDWARDO                0      00 00 00                  045       F
 801071317        n/a      SOTO NELSON                    0      00 00 00                  015       F
 801174020        n/a      FLUITT CYNTHIA YVONNE          0      00 00 00                  020       F

Hfs98-4                             12/9/98 th                      Page 5 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
 801011834        n/a      ROBINSON SHARON                PA         32,400.00   10.500    0.000     90.00     11/05/98       n/a
 801032814        n/a      STOKES ANNA L                  DE         66,000.00    8.400    0.000     82.50     11/09/98       n/a
 801039736        n/a      COIA FRANK V                   PA         73,500.00    8.250    0.000     45.09     11/13/98       n/a
 801059106        n/a      HAWKINS GLORIA                 PA         44,000.00   10.800    0.000     80.00     11/10/98       n/a
 801063355        n/a      BROOKS HOWARD D                MI         52,500.00   12.650    0.000     75.00     11/09/98       n/a
 801069071        n/a      STALEY FRED WEST               PA         98,625.00   11.550    0.000     77.35     11/04/98       n/a
 801080730        n/a      POOLE WILLIAM V                MD        143,100.00   11.200    0.000     90.00     11/04/98       n/a
 801087479        n/a      FLETCHER EDGAR C               PA         64,000.00    9.375    0.000     80.00     11/13/98       n/a
 801100694        n/a      ANDERSON CHRISTOPHER D         CO        162,580.00    9.125    0.000     88.35     11/03/98       n/a
 801104951        n/a      HORSEY CLIFTON W               MD         65,250.00   11.550    0.000     90.00     11/12/98       n/a
 801105081        n/a      HENDRIX FRANCIS L              MD         43,200.00   10.500    0.000     90.00     11/05/98       n/a
 801105271        n/a      HOPKINS JOHN W                 DE        132,000.00    8.550    0.000     79.51     11/06/98       n/a
 801105313        n/a      FONTAINE BARBARA               RI        110,500.00   10.990    0.000     85.00     11/05/98       n/a
 801154451        n/a      BRYAN SYLVIA                   NY        135,000.00   10.800    0.000     90.00     11/13/98       n/a
 801156597        n/a      MORRIS JR EDWARD L             PA         22,400.00    9.875    0.000     80.00     11/09/98       n/a
 801156712        n/a      HARRINGTON HARVEY L.           NC         68,250.00    8.950    0.000     65.00     11/02/98       n/a
 801158411        n/a      FERNANDEZ JESUS FIGUEROA       PA         35,955.00   11.250    0.000     84.60     11/04/98       n/a
 801161167        n/a      MORLAND GWENDOLYN              IN         42,000.00   12.750    0.000     70.00     11/09/98       n/a
 801161225        n/a      KIMBERLIN ELIZABETH            NC         46,000.00   11.350    0.000     76.66     11/09/98       n/a
 801165283        n/a      BRUNNER LUBERTA                FL         58,500.00    9.900    0.000     90.00     11/04/98       n/a
8000031735        n/a      BIEZE GARY G.                  IL        152,000.00    7.125    0.000     80.00     11/02/98       n/a
8000046410        n/a      ELLIS JOHN                     PA         61,500.00    9.600    0.000     76.87     11/03/98       n/a
 801165192        n/a      UPCHURCH ROGER                 IN         55,875.00   10.100    0.000     75.00     10/16/98       n/a
 801154378        n/a      DAVIS KEITH A                  OH        102,000.00    9.150    0.000     85.00     10/16/98       n/a
 801134164        n/a      SNODGRASS BILLIE S             PA         28,800.00   11.200    0.000     90.00     10/26/98       n/a
------------------------------------------------------------------------------
Loans Funded and not yet in Servicing                     247    17,126,285.50

Total Class I Sub-Pool 1 Loans Funded and Available       311    21,976,654.88
                                                                 23,909,603.18 Needed
                                                                 (1,932,948.30 Excess (Short) 92%


    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
 801011834        n/a      ROBINSON SHARON                0      00 00 00                  015       F
 801032814        n/a      STOKES ANNA L                  0      00 00 00                  020       F
 801039736        n/a      COIA FRANK V                   0      00 00 00                  030       F
 801059106        n/a      HAWKINS GLORIA                 0      00 00 00                  030       F
 801063355        n/a      BROOKS HOWARD D                0      00 00 00                  045       F
 801069071        n/a      STALEY FRED WEST               0      00 00 00                  045       F
 801080730        n/a      POOLE WILLIAM V                0      00 00 00                  045       F
 801087479        n/a      FLETCHER EDGAR C               0      00 00 00                  045       F
 801100694        n/a      ANDERSON CHRISTOPHER D         0      00 00 00                  030       F
 801104951        n/a      HORSEY CLIFTON W               0      00 00 00                  045       F
 801105081        n/a      HENDRIX FRANCIS L              0      00 00 00                  045       F
 801105271        n/a      HOPKINS JOHN W                 0      00 00 00                  020       F
 801105313        n/a      FONTAINE BARBARA               0      00 00 00                  045       F
 801154451        n/a      BRYAN SYLVIA                   0      00 00 00                  045       F
 801156597        n/a      MORRIS JR EDWARD L             0      00 00 00                  020       F
 801156712        n/a      HARRINGTON HARVEY L.           0      00 00 00                  015       F
 801158411        n/a      FERNANDEZ JESUS FIGUEROA       0      00 00 00                  030       F
 801161167        n/a      MORLAND GWENDOLYN              0      00 00 00                  030       F
 801161225        n/a      KIMBERLIN ELIZABETH            0      00 00 00                  030       F
 801165283        n/a      BRUNNER LUBERTA                0      00 00 00                  030       F
8000031735        n/a      BIEZE GARY G.                  0      00 00 00                  770       F
8000046410        n/a      ELLIS JOHN                     0      00 00 00                  030       F
 801165192        n/a      UPCHURCH ROGER                 0      00 00 00                  045       F
 801154378        n/a      DAVIS KEITH A                  0      00 00 00                  015       F
 801134164        n/a      SNODGRASS BILLIE S             0      00 00 00                  030       F
---------------------------------------------------

CLASS I SUBPOOL 1: FIXED RATE LOANS SET TO CLOSE
 801281817     801281817   MARTIN ROBERT L                UT        144,500.00   10.600    0.000     85.00        n/a         n/a
 801283714     801283714   SMITH JR CLIFFORD              TN         76,500.00   11.800    0.000     85.00        n/a         n/a
 801283789     801283789   LEYSATH ROSANNE                SC         12,500.00   10.000    0.000     26.04        n/a         n/a
 801285263     801285263   DANIEL MARILYN                 TN         68,000.00   12.350    0.000     80.00        n/a         n/a
 801292004     801292004   BENNETT GERALD LEE             WV         62,050.00   11.600    0.000     85.00        n/a         n/a
 801293853     801293853   CALDWELL MIA MYLES             IN         31,500.00   13.000    0.000     75.00        n/a         n/a
 801294182     801294182   STEDING JANA M                 PA         29,625.00   10.700    0.000     75.00        n/a         n/a
 801295619     801295619   BELT JOHN G                    PA         99,000.00   10.150    0.000     90.00        n/a         n/a
 801298142     801298142   DENNISON STEPHEN M             OH         76,500.00    8.650    0.000     85.00        n/a         n/a
 801299157     801299157   CARROZZA DANIEL                NY         35,000.00    9.550    0.000     29.16        n/a         n/a
 801310566     801310566   BROWN MATTIE                   CO         54,000.00   10.950    0.000     75.00        n/a         n/a
5100026474    5100026474   KERTH KIM K                    WA         73,100.00    7.875    0.000     77.76        n/a         n/a
5100026904    5100026904   BALLARD JUDITH A               MI         46,900.00    8.375    0.000     58.62        n/a         n/a
5500004550    5500004550   PAPPALARDO SALVATORE T         NJ        116,800.00   11.625    0.000     84.63        n/a         n/a
5600008196    5600008196   BERG VERNON                    WI         70,300.00   10.999    0.000     87.87        n/a         n/a
8000048986    8000048986   KURRLE BETTY LOU               IL         40,800.00   13.040    0.000     80.79        n/a         n/a
8000049026    8000049026   KURRLE ROBERT S                IL         12,300.00   12.520    0.000     64.73        n/a         n/a
8000055528    8000055528   LEWANDROWSKI ROBERT S.         NY         40,000.00   11.750    0.000     74.07        n/a         n/a
8000058597    8000058597   FREIFELD SANDRA                NY        193,000.00    8.360    0.000     44.88        n/a         n/a
8000065543    8000065543   MOKRIAK TRISHA E               CA         45,000.00    9.650    0.000     32.60        n/a         n/a
8000066103    8000066103   WILSON JOSEPH D.               AL         50,000.00   11.500    0.000     66.66        n/a         n/a
 801131087     801131087   RICHARDS EVELYN A              FL         17,600.00    9.400    0.000     80.00        n/a         n/a
 801150467     801150467   SYED FARKHANDA                 NJ         45,750.00    9.750    0.000     75.00        n/a         n/a
 801157041     801157041   FERESHETIAN STEVEN             MA         87,030.00   10.350    0.000     90.00        n/a         n/a
 801171620     801171620   GONZALES HIGINIO               OH         62,800.00   13.100    0.000     80.00        n/a         n/a
 801198599     801198599   MCCOLLUM CARLA D               TX         22,000.00    9.400    0.000     80.00        n/a         n/a
 801205592     801205592   COELHO JUAN JOSE               CA        147,050.00   10.200    0.000     85.00        n/a         n/a
 801209560     801209560   ADAMS ALFRED R                 FL         94,350.00   11.600    0.000     85.00        n/a         n/a
 801214511     801214511   PERRY RICKY                    FL         33,475.00   12.840    0.000     65.00        n/a         n/a
 801227166     801227166   OWENS RICKY L                  OH         42,000.00   11.850    0.000     60.00        n/a         n/a
 801230541     801230541   ALTEMOSE DAREL                 PA         35,200.00   12.100    0.000     80.00        n/a         n/a
 801238817     801238817   POLLINGER JR GERALD J          OR         79,200.00   10.400    0.000     90.00        n/a         n/a
 801252743     801252743   RUTHERFORD WILLIAM L           FL         52,000.00   11.100    0.000     74.28        n/a         n/a
 801254467     801254467   CARPENTER PEGGY S              NY         25,000.00    8.900    0.000     69.44        n/a         n/a
 801263450     801263450   KEEN MICHAEL                   FL         34,000.00   10.350    0.000     64.15        n/a         n/a
 801267345     801267345   HAWKINS HARVESTA               OH         54,200.00    8.900    0.000     77.42        n/a         n/a
 801276817     801276817   SAXER BECKY J                  FL         62,400.00   11.200    0.000     80.00        n/a         n/a
 801284589     801284589   CHRONISTER TERRY W             MD        112,500.00   12.400    0.000     74.01        n/a         n/a
 801295668     801295668   WILLIAMS COLUMBUS              PA         32,000.00   10.000    0.000     80.00        n/a         n/a
 801310178     801310178   FAIRMAN THOMAS S               FL         42,500.00   11.400    0.000     43.81        n/a         n/a
 801328055     801328055   MANIKOWSKI TIM B               IA         39,600.00   10.850    0.000     64.91        n/a         n/a







CLASS I SUBPOOL 1: FIXED RATE LOANS SET TO CLOSE
 801281817     801281817   MARTIN ROBERT L                0      00 00 00                  030       F
 801283714     801283714   SMITH JR CLIFFORD              0      00 00 00                  030       F
 801283789     801283789   LEYSATH ROSANNE                0      00 00 00                  325       F
 801285263     801285263   DANIEL MARILYN                 0      00 00 00                  030       F
 801292004     801292004   BENNETT GERALD LEE             0      00 00 00                  015       F
 801293853     801293853   CALDWELL MIA MYLES             0      00 00 00                  030       F
 801294182     801294182   STEDING JANA M                 0      00 00 00                  045       F
 801295619     801295619   BELT JOHN G                    0      00 00 00                  045       F
 801298142     801298142   DENNISON STEPHEN M             0      00 00 00                  020       F
 801299157     801299157   CARROZZA DANIEL                0      00 00 00                  015       F
 801310566     801310566   BROWN MATTIE                   0      00 00 00                  030       F
5100026474    5100026474   KERTH KIM K                    0      00 00 00                  477       F
5100026904    5100026904   BALLARD JUDITH A               0      00 00 00                  477       F
5500004550    5500004550   PAPPALARDO SALVATORE T         0      00 00 00                  405       F
5600008196    5600008196   BERG VERNON                    0      00 00 00                  405       F
8000048986    8000048986   KURRLE BETTY LOU               0      00 00 00                  325       F
8000049026    8000049026   KURRLE ROBERT S                0      00 00 00                  325       F
8000055528    8000055528   LEWANDROWSKI ROBERT S.         0      00 00 00                  030       F
8000058597    8000058597   FREIFELD SANDRA                0      00 00 00                  015       F
8000065543    8000065543   MOKRIAK TRISHA E               0      00 00 00                  045       F
8000066103    8000066103   WILSON JOSEPH D.               0      00 00 00                  015       F
 801131087     801131087   RICHARDS EVELYN A              0      00 00 00                  015       F
 801150467     801150467   SYED FARKHANDA                 0      00 00 00                  030       F
 801157041     801157041   FERESHETIAN STEVEN             0      00 00 00                  045       F
 801171620     801171620   GONZALES HIGINIO               0      00 00 00                  030       F
 801198599     801198599   MCCOLLUM CARLA D               0      00 00 00                  030       F
 801205592     801205592   COELHO JUAN JOSE               0      00 00 00                  015       F
 801209560     801209560   ADAMS ALFRED R                 0      00 00 00                  030       F
 801214511     801214511   PERRY RICKY                    0      00 00 00                  045       F
 801227166     801227166   OWENS RICKY L                  0      00 00 00                  020       F
 801230541     801230541   ALTEMOSE DAREL                 0      00 00 00                  045       F
 801238817     801238817   POLLINGER JR GERALD J          0      00 00 00                  045       F
 801252743     801252743   RUTHERFORD WILLIAM L           0      00 00 00                  030       F
 801254467     801254467   CARPENTER PEGGY S              0      00 00 00                  015       F
 801263450     801263450   KEEN MICHAEL                   0      00 00 00                  030       F
 801267345     801267345   HAWKINS HARVESTA               0      00 00 00                  030       F
 801276817     801276817   SAXER BECKY J                  0      00 00 00                  030       F
 801284589     801284589   CHRONISTER TERRY W             0      00 00 00                  045       F
 801295668     801295668   WILLIAMS COLUMBUS              0      00 00 00                  015       F
 801310178     801310178   FAIRMAN THOMAS S               0      00 00 00                  030       F
 801328055     801328055   MANIKOWSKI TIM B               0      00 00 00                  015       F

Hfs98-4                             12/9/98 th                      Page 6 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
5100025245    5100025245   CAHILL PAMELA E                MA      85,300.00      9.740     0.000     55.03     n/a            n/a
5100026250    5100026250   NELSON CHRISTINA L             MO      43,400.00      8.125     0.000     73.55     n/a            n/a
5500003958    5500003958   LILEBERG GARY LEE              NY      31,200.00     10.750     0.000     78.00     n/a            n/a
5600006612    5600006612   JAYNES JR JAMES R              TN     130,300.00     10.375     0.000     88.63     n/a            n/a
5600007016    5600007016   ROSSI BRETT R                  MN      32,500.00      9.375     0.000     79.26     n/a            n/a
5600008501    5600008501   GEORGE DAVID C                 MN      68,000.00      9.250     0.000     61.81     n/a            n/a
8000039373    8000039373   BIRONES ENRIQUE                TX      23,000.00      8.670     0.000     67.64     n/a            n/a
8000047558    8000047558   HAYS WILMA                     OK      69,600.00     11.810     0.000     85.82     n/a            n/a
8000055734    8000055734   PRITCHETT BENNIE               AL      47,200.00      9.550     0.000     80.00     n/a            n/a
8000058134    8000058134   BRANDENBURG MARY E.            KS      45,000.00     10.150     0.000     52.94     n/a            n/a
8000062524    8000062524   TISCHENDORF JUNE               NY      42,900.00      8.650     0.000     52.31     n/a            n/a
 801226341     801226341   BRADFORD EDNA N                FL      40,000.00      9.750     0.000     76.92     n/a            n/a
 801234816     801234816   SALTSGAVER PAUL R              IN      40,000.00     10.850     0.000     59.70     n/a            n/a
 801299900     801299900   JONES ROBERT                   PA      36,800.00     14.500     0.000     80.00     n/a            n/a
 801303991     801303991   STEVENSON SCOTT                OH      39,900.00     10.400     0.000     79.96     n/a            n/a
 801305053     801305053   LUCAS RONNIE                   DC     146,300.00     11.200     0.000     70.00     n/a            n/a
5100026433    5100026433   JAMISON BERNICE                NY      36,600.00      9.125     0.000     20.91     n/a            n/a
5100030963    5100030963   REEVES CARL                    OK      21,600.00     11.125     0.000     80.00     n/a            n/a
5200003456    5200003456   LIBRIZZI MARTIN P              FL      71,800.00      7.350     0.000     58.37     n/a            n/a
5200003621    5200003621   CHISHOLM EDWARD E              IN      71,800.00      8.525     0.000     89.75     n/a            n/a
5500004188    5500004188   TRAUFLER WILLIAM               NY      40,400.00      8.500     0.000     67.33     n/a            n/a
5500004378    5500004378   MURAWSKI JAMES                 NY     131,900.00      8.125     0.000     71.68     n/a            n/a
5500004741    5500004741   BERGMAN MICHELLE A             NY      86,400.00     13.500     0.000     75.13     n/a            n/a
5500004931    5500004931   FANTROY MEMPHIS                NY      34,000.00     11.275     0.000     89.47     n/a            n/a
5600009228    5600009228   MOORE VELMA                    TN      35,800.00     13.750     0.000     79.55     n/a            n/a
8000029358    8000029358   JOHNSON MICHAEL                NY      55,000.00      8.800     0.000     46.61     n/a            n/a
8000055403    8000055403   RIVERA BENJAMIN C.             PA      55,300.00     12.310     0.000     85.73     n/a            n/a
8000055742    8000055742   ROBINSON PATRICIA              MI      35,100.00      8.650     0.000     78.00     n/a            n/a
8000063001    8000063001   HODGES CHARLES                 MO      35,219.00     10.060     0.000     85.90     n/a            n/a
8000063951    8000063951   ENOCHS WINFRED                 WV      33,900.00     11.500     0.000     80.71     n/a            n/a
8000064801    8000064801   BERNARDUCCI ANNA M.            NJ      55,000.00      8.380     0.000     79.71     n/a            n/a
8000066038    8000066038   DENNIS GEORGE                  MI     137,000.00      9.990     0.000     78.28     n/a            n/a
 801229147     801229147   LAKHANI TULSI M                NC      86,250.00      8.150     0.000     69.00     n/a            n/a
 801251141     801251141   CLARK SCOTT R                  PA      36,975.00      8.900     0.000     85.00     n/a            n/a
 801299975     801299975   DUHANEY HARDIE A SR            NY      75,000.00     10.850     0.000     75.00     n/a            n/a
 801318411     801318411   JOHNSON JERRY                  MI      63,900.00      8.650     0.000     63.90     n/a            n/a
5100030732    5100030732   MESSINA GLADYS M               MI      44,700.00      7.750     0.000     34.12     n/a            n/a
5100031359    5100031359   HUDSON GUINN                   OK      40,700.00      8.875     0.000     81.40     n/a            n/a
5100031979    5100031979   ASKEW SCOTT MICHAEL            OK      38,300.00      8.375     0.000     58.92     n/a            n/a
5200003563    5200003563   JANNERETH DEBORAH E            MI      23,700.00      7.990     0.000     27.55     n/a            n/a
5500003313    5500003313   BANHAM ROBERT                  NY      49,300.00      7.000     0.000     25.94     n/a            n/a
5500004071    5500004071   PHILLIPS FRANK D               PA      14,900.00      9.000     0.000     49.66     n/a            n/a
5500004634    5500004634   SHAVER ANDREA L                NY      51,400.00      9.375     0.000     79.07     n/a            n/a
5600007180    5600007180   HAUGEN HARRIS D                MN     111,500.00      8.250     0.000     74.33     n/a            n/a
8000053069    8000053069   LARRABEE HUGH K                NY      49,000.00     10.250     0.000     41.52     n/a            n/a
8000053846    8000053846   PEZZULLA DAVID F               MD     104,800.00     11.310     0.000     69.86     n/a            n/a
8000059108    8000059108   LEE, JR. CLARENCE              AR       9,750.00     12.990     0.000     65.00     n/a            n/a
8000062078    8000062078   ASHDOWN BRIAN                  VA      10,000.00     10.000     0.000      6.89     n/a            n/a
8000062938    8000062938   COOPER HORCHER                 NJ      40,000.00      8.210     0.000     83.33     n/a            n/a
8000065618    8000065618   BELINS RICHARD                 FL      76,500.00     10.400     0.000     90.00     n/a            n/a
 801181389     801181389   DAVIS GERALYN ROSHUN           PA      19,000.00     11.850     0.000     50.66     n/a            n/a
5100023406    5100023406   DAVIS MARGARET ELLEN           ID      43,200.00     12.500     0.000     71.40     n/a            n/a
5100031375    5100031375   HENRY WILLIAM R                SD      40,800.00     11.875     0.000     85.00     n/a            n/a
 801267832     801267832   DOWEN STEWART                  NY      20,000.00     10.800     0.000     23.52     n/a            n/a
5100022259    5100022259   RANG REVA D                    SD      70,400.00      8.375     0.000     80.00     n/a            n/a
5100023315    5100023315   STENNIS PATRICIA               MI      35,800.00     13.000     0.000     73.81     n/a            n/a
5100023570    5100023570   MCDERMOTT JOHN F               MI      42,300.00     11.375     0.000     74.21     n/a            n/a
5100026326    5100026326   HALE NORMAN B                  NY      43,700.00      8.750     0.000     56.02     n/a            n/a
5100027118    5100027118   SZAKAL STEVEN P                MI      74,300.00     11.125     0.000     88.98     n/a            n/a
5100028447    5100028447   RIDDLE ARTHUR V                MI      87,000.00      8.875     0.000     72.50     n/a            n/a
5200003662    5200003662   YEAGER KENNETH A               OR      72,700.00      7.375     0.000     85.52     n/a            n/a
5500004618    5500004618   SCHUMACHER GEORGE              NY     205,500.00      7.525     0.000     68.50     n/a            n/a
5600008519    5600008519   ARCHIE IRMA L                  FL      40,800.00     10.125     0.000     89.86     n/a            n/a
 801243718     801243718   HASSAN LAMIA M                 NY     119,000.00     12.150     0.000     85.00     n/a            n/a
5100022507    5100022507   GOGOLIN KARAN A                FL      72,200.00      9.525     0.000     84.94     n/a            n/a
5100026649    5100026649   HOPKINS DONNA M                NY      65,500.00      9.125     0.000     71.19     n/a            n/a
5200003068    5200003068   BLACKARD JR OTIS W             IL      54,800.00      7.250     0.000     84.30     n/a            n/a
5500004030    5500004030   ALAMINA LINDA                  FL      59,800.00      9.025     0.000     61.64     n/a            n/a
5500013098    5500013098   ALVARADO ARNULFO D             NY      66,700.00     10.750     0.000     46.00     n/a            n/a
8000035959    8000035959   HENSON JOHN                    TX      48,200.00      9.900     0.000     68.85     n/a            n/a
5200003530    5200003530   JALBERT OMER J                 WA     152,000.00      7.250     0.000     69.09     n/a            n/a
---------------------------------------------------------------------------
Fixed Rate Loans Set to Close                            112   6,716,624.00

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
5100025245    5100025245   CAHILL PAMELA E                0      00 00 00                 405       F
5100026250    5100026250   NELSON CHRISTINA L             0      00 00 00                 477       F
5500003958    5500003958   LILEBERG GARY LEE              0      00 00 00                 450       F
5600006612    5600006612   JAYNES JR JAMES R              0      00 00 00                 405       F
5600007016    5600007016   ROSSI BRETT R                  0      00 00 00                 405       F
5600008501    5600008501   GEORGE DAVID C                 0      00 00 00                 450       F
8000039373    8000039373   BIRONES ENRIQUE                0      00 00 00                 020       F
8000047558    8000047558   HAYS WILMA                     0      00 00 00                 030       F
8000055734    8000055734   PRITCHETT BENNIE               0      00 00 00                 020       F
8000058134    8000058134   BRANDENBURG MARY E.            0      00 00 00                 030       F
8000062524    8000062524   TISCHENDORF JUNE               0      00 00 00                 020       F
 801226341     801226341   BRADFORD EDNA N                0      00 00 00                 030       F
 801234816     801234816   SALTSGAVER PAUL R              0      00 00 00                 030       F
 801299900     801299900   JONES ROBERT                   0      00 00 00                 030       F
 801303991     801303991   STEVENSON SCOTT                0      00 00 00                 030       F
 801305053     801305053   LUCAS RONNIE                   0      00 00 00                 045       F
5100026433    5100026433   JAMISON BERNICE                0      00 00 00                 405       F
5100030963    5100030963   REEVES CARL                    0      00 00 00                 410       F
5200003456    5200003456   LIBRIZZI MARTIN P              0      00 00 00                 450       F
5200003621    5200003621   CHISHOLM EDWARD E              0      00 00 00                 450       F
5500004188    5500004188   TRAUFLER WILLIAM               0      00 00 00                 477       F
5500004378    5500004378   MURAWSKI JAMES                 0      00 00 00                 477       F
5500004741    5500004741   BERGMAN MICHELLE A             0      00 00 00                 405       F
5500004931    5500004931   FANTROY MEMPHIS                0      00 00 00                 405       F
5600009228    5600009228   MOORE VELMA                    0      00 00 00                 405       F
8000029358    8000029358   JOHNSON MICHAEL                0      00 00 00                 015       F
8000055403    8000055403   RIVERA BENJAMIN C.             0      00 00 00                 020       F
8000055742    8000055742   ROBINSON PATRICIA              0      00 00 00                 030       F
8000063001    8000063001   HODGES CHARLES                 0      00 00 00                 015       F
8000063951    8000063951   ENOCHS WINFRED                 0      00 00 00                 020       F
8000064801    8000064801   BERNARDUCCI ANNA M.            0      00 00 00                 015       F
8000066038    8000066038   DENNIS GEORGE                  0      00 00 00                 030       F
 801229147     801229147   LAKHANI TULSI M                0      00 00 00                 045       F
 801251141     801251141   CLARK SCOTT R                  0      00 00 00                 015       F
 801299975     801299975   DUHANEY HARDIE A SR            0      00 00 00                 045       F
 801318411     801318411   JOHNSON JERRY                  0      00 00 00                 020       F
5100030732    5100030732   MESSINA GLADYS M               0      00 00 00                 479       F
5100031359    5100031359   HUDSON GUINN                   0      00 00 00                 405       F
5100031979    5100031979   ASKEW SCOTT MICHAEL            0      00 00 00                 477       F
5200003563    5200003563   JANNERETH DEBORAH E            0      00 00 00                 450       F
5500003313    5500003313   BANHAM ROBERT                  0      00 00 00                 450       F
5500004071    5500004071   PHILLIPS FRANK D               0      00 00 00                 477       F
5500004634    5500004634   SHAVER ANDREA L                0      00 00 00                 405       F
5600007180    5600007180   HAUGEN HARRIS D                0      00 00 00                 477       F
8000053069    8000053069   LARRABEE HUGH K                0      00 00 00                 020       F
8000053846    8000053846   PEZZULLA DAVID F               0      00 00 00                 030       F
8000059108    8000059108   LEE, JR. CLARENCE              0      00 00 00                 015       F
8000062078    8000062078   ASHDOWN BRIAN                  0      00 00 00                 030       F
8000062938    8000062938   COOPER HORCHER                 0      00 00 00                 025       F
8000065618    8000065618   BELINS RICHARD                 0      00 00 00                 020       F
 801181389     801181389   DAVIS GERALYN ROSHUN           0      00 00 00                 030       F
5100023406    5100023406   DAVIS MARGARET ELLEN           0      00 00 00                 405       F
5100031375    5100031375   HENRY WILLIAM R                0      00 00 00                 405       F
 801267832     801267832   DOWEN STEWART                  0      00 00 00                 030       F
5100022259    5100022259   RANG REVA D                    0      00 00 00                 477       F
5100023315    5100023315   STENNIS PATRICIA               0      00 00 00                 405       F
5100023570    5100023570   MCDERMOTT JOHN F               0      00 00 00                 405       F
5100026326    5100026326   HALE NORMAN B                  0      00 00 00                 477       F
5100027118    5100027118   SZAKAL STEVEN P                0      00 00 00                 405       F
5100028447    5100028447   RIDDLE ARTHUR V                0      00 00 00                 479       F
5200003662    5200003662   YEAGER KENNETH A               0      00 00 00                 450       F
5500004618    5500004618   SCHUMACHER GEORGE              0      00 00 00                 405       F
5600008519    5600008519   ARCHIE IRMA L                  0      00 00 00                 405       F
 801243718     801243718   HASSAN LAMIA M                 0      00 00 00                 045       F
5100022507    5100022507   GOGOLIN KARAN A                0      00 00 00                 405       F
5100026649    5100026649   HOPKINS DONNA M                0      00 00 00                 477       F
5200003068    5200003068   BLACKARD JR OTIS W             0      00 00 00                 450       F
5500004030    5500004030   ALAMINA LINDA                  0      00 00 00                 405       F
5500013098    5500013098   ALVARADO ARNULFO D             0      00 00 00                 405       F
8000035959    8000035959   HENSON JOHN                    0      00 00 00                 030       F
5200003530    5200003530   JALBERT OMER J                 0      00 00 00                 450       F
-------------------------------------------------------

Hfs98-4                             12/9/98 th                      Page 7 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
Total Class I Sub-Pool 1 Loans with loans Set To Close   423   28,693,278.88
                                                               23,909,603.18 Needed
                                                                4,783,675.70 Excess (Short) 120%

CLASS I SUBPOOL 2:  FIXED RATE LOANS AVAILABLE FOR SALE
 801054875     801054875  BURKE BRIAN C                   GA       13,472.20    11.700     0.000      89.4     10/14/98     10/01/98
 801074220     801074220  BONO FRANCESCO                  NJ       27,000.00    12.400     0.000      60.6     10/29/98     11/06/98
 801111147     801111147  RODRIGUEZ ALBERTO               FL       80,500.00    13.300     0.000      70.0     10/30/98     10/01/98
 801122904     801122904  ARTMAN CHRISTOPHE               FL       31,050.85    12.400     0.000      84.9     10/27/98     10/21/98
 801123357     801123357  HOLMES CHARLES R                GA       36,936.74    11.050     0.000      74.2     10/16/98     11/02/98
 801167701     801167701  VETRI ALAN A                    RI       27,320.10    11.300     0.000      89.9     10/16/98     11/05/98
 801179060     801179060  EVANS MICHAEL AW                GA      384,000.00     9.750     0.000      76.9     10/29/98     10/20/98
 801228461     801228461  FRITTS VIRGINIA L               GA       31,355.30    12.950     0.000      78.6     10/16/98     10/01/98
5100021459    5100021459  HOOKS FREDRICK W                CT       58,700.00     9.875     0.000      79.2     10/30/98     11/01/98
5100029031    5100029031  BRANDT BARBARA A                MA       33,300.00    12.625     0.000      81.7     10/30/98     11/01/98
5100029437    5100029437  ANDERSON DONALD C               MI       64,200.00     9.375     0.000      84.5     10/30/98     11/01/98
5200001823    5200001823  LADZENSKI JAMES T               FL      238,200.00     9.750     0.000      85.9     10/30/98     11/01/98
5200002714    5200002714  SIMS ROBERT J                   FL       27,700.00     8.375     0.000      87.3     10/30/98     11/01/98
5200003035    5200003035  WALTON DOUGLAS                  OH       27,600.00     9.500     0.000      50.1     10/30/98     11/01/98
5200003043    5200003043  STANLEY RENEE                   FL       44,500.00     8.275     0.000      74.6     10/30/98     11/01/98
5500005011    5500005011  RICKER GEORGETT E               FL       24,100.00     9.750     0.000      65.9     10/30/98     11/01/98
 801001744     801001744  HALE JENNIFER F                 FL       24,850.00    12.900     0.000      80.9     10/23/98     09/28/98
 801023243     801023243  POWERS STEVEN A                 GA       15,045.39    11.700     0.000      89.6     10/22/98     09/10/98
 801031881     801031881  CURTIS JEWEL A                  GA       17,895.93    11.150     0.000      74.4     10/23/98     11/14/98
 801126665     801126665  TAANK SURYAKANT B               GA       14,885.54    11.300     0.000      89.3     10/20/98     11/23/98
 801160805     801160805  LANIER WILLIE C                 NJ       16,850.00     9.550     0.000      74.8     10/29/98     10/01/98
 801167693     801167693  KHEARY VICTORIA L               MA       44,576.34    12.500     0.000      60.0     10/29/98     11/13/98
----------------------------------------------------------------------------
Loans in Servicing tagged for sale                        22    1,284,038.39

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
 801054875     801054875  BURKE BRIAN C                    0      00 00 00     23910       015       F
 801074220     801074220  BONO FRANCESCO                   0      00 00 00     23910       015       F
 801111147     801111147  RODRIGUEZ ALBERTO                0      00 00 00     23910       095       F
 801122904     801122904  ARTMAN CHRISTOPHE                0      00 00 00     23910       045       F
 801123357     801123357  HOLMES CHARLES R                 0      00 00 00     23910       015       F
 801167701     801167701  VETRI ALAN A                     0      00 00 00     23910       020       F
 801179060     801179060  EVANS MICHAEL AW                 0      00 00 00     23910       025       F
 801228461     801228461  FRITTS VIRGINIA L                0      00 00 00     23910       020       F
5100021459    5100021459  HOOKS FREDRICK W                 0      00 00 00     23957       410       F
5100029031    5100029031  BRANDT BARBARA A                 0      00 00 00     23957       410       F
5100029437    5100029437  ANDERSON DONALD C                0      00 00 00     23957       410       F
5200001823    5200001823  LADZENSKI JAMES T                0      89 00 00     23959       450       F
5200002714    5200002714  SIMS ROBERT J                    0      89 00 00     23959       450       F
5200003035    5200003035  WALTON DOUGLAS                   0      89 00 00     23959       430       F
5200003043    5200003043  STANLEY RENEE                    0      89 00 00     23959       450       F
5500005011    5500005011  RICKER GEORGETT E                0      89 00 00     23959       450       F
 801001744     801001744  HALE JENNIFER F                  0      00 00 00     23910       045       F
 801023243     801023243  POWERS STEVEN A                  0      00 00 00     23910       045       F
 801031881     801031881  CURTIS JEWEL A                   0      00 00 00     23910       015       F
 801126665     801126665  TAANK SURYAKANT B                0      00 00 00     23910       015       F
 801160805     801160805  LANIER WILLIE C                  0      00 00 00     23910       045       F
 801167693     801167693  KHEARY VICTORIA L                0      00 00 00     23910       030       F
-------------------------------------------------------


 801216599     801216599  FALTO JOHN J                    NY       30,300.00    11.900     0.000      84.9     11/16/98     10/22/98
 801238197     801238197  ROHRBACHER RONI M               FL       10,000.00    11.900     0.000      21.2     11/16/98     11/09/98
5200000791    5200000791  BIEBEL DAVID BRUCE              CO      268,901.56     7.775     0.000      90.0     06/26/98     10/21/98
 801111105     801111105  RODRIQUEZ ALBERTO               FL       93,750.00    13.300     0.000      75.0     10/30/98     10/01/98
 800978934     800978934  BARRETT JASPER L                NC       34,023.74    14.600     0.000      70.0     09/22/98     10/19/98
 801013038     801013038  MARINUZZI DENNIS                FL       40,485.14     8.900     0.000      84.8     09/24/98     10/18/98
 801062753     801062753  FRANK MARK J                    CA       27,984.15    11.650     0.000      69.6     09/30/98     12/01/98
 801111311     801111311  GENTILUCCI MARIA                MA       19,963.77    11.990     0.000      84.9     10/30/98     11/02/98
 801131582     801131582  HARRISON MARK E                 AZ       55,340.00    11.600     0.000      78.8     11/16/98     12/01/98
 801134313     801134313  FITZGERALD PHYLLIS B            VA       91,800.00    11.600     0.000      85.0     11/16/98     11/16/98
 801168832     801168832  ACEVEDO MARIA                   NY      136,000.00     8.750     0.000      80.0     09/30/98     11/01/98
 801171356     801171356  IZZO CAROL                      FL       27,000.00    10.850     0.000      81.6     11/16/98     11/16/98
 801187311     801187311  ACEDO CLEMENTE                  AZ       22,600.00    10.900     0.000      87.0     11/16/98     12/01/98
 801192063     801192063  COLE LILLIE P                   FL       48,000.00     9.400     0.000      73.8     11/16/98     11/16/98
 801203761     801203761  TRICE RANDALL                   FL       28,125.00    12.250     0.000      75.0     11/16/98     11/16/98
 801208802     801208802  HILDRETH MICHAEL S              SC       76,925.00     8.500     0.000      85.0     11/16/98     11/16/98
 801214016     801214016  GILES DONALD                    PA       19,000.00    11.450     0.000      79.9     11/16/98     11/16/98
 801219486     801219486  JEANMARIE LAGONY                FL       45,090.00    10.650     0.000      90.0     10/30/98     11/01/98
 801222951     801222951  MANNION HELEN                   NY      229,600.00     8.500     0.000      80.0     11/13/98     11/13/98
 801224551     801224551  HERNDON PENNY ANN               FL       26,250.00    10.000     0.000      75.0     11/16/98     11/16/98
 801229188     801229188  STEIN THOMAS A                  FL       33,750.00    10.600     0.000      75.0     11/12/98     11/12/98
 801231853     801231853  LOCASCIO VITO C                 NY       60,000.00     9.750     0.000      69.9     11/16/98     11/16/98
 801242744     801242744  WRIGHT EDWARD                   MA       16,000.00     9.900     0.000      89.9     11/12/98     12/01/98
 801249764     801249764  GETTY KRISTIN                   FL       34,000.00    10.650     0.000      73.9     11/16/98     11/16/98
 801255720     801255720  SMITH ALLEN J                   FL       35,700.00     9.750     0.000      85.0     11/16/98     11/16/98
 801263740     801263740  FRENCH DOUG                     FL       21,750.00    11.950     0.000      75.1     11/16/98     11/16/98
 801316415     801316415  FRANCE DIANE L                  CO       35,000.00     9.600     0.000      62.2     11/16/98     12/01/98
5600007065    5600007065  SMITH ANTHONY P                 MN       12,400.00    11.275     0.000      75.5     11/16/98     12/01/98
----------------------------------------------------------------------------
Loans in Servicing not yet tagged for sale                28    1,579,738.36



 801216599     801216599  FALTO JOHN J                     0      00 00 00     APP2SETCL   020       F
 801238197     801238197  ROHRBACHER RONI M                0      00 00 00     APP2SETCL   015       F
5200000791    5200000791  BIEBEL DAVID BRUCE               0      89 00 00     MLDELE      450       F
 801111105     801111105  RODRIQUEZ ALBERTO                0      00 00 00     SUPER COMM  095       F
 800978934     800978934  BARRETT JASPER L                 0      00 00 00     SUPER FIX   020       F
 801013038     801013038  MARINUZZI DENNIS                 0      00 00 00     SUPER FIX   020       F
 801062753     801062753  FRANK MARK J                     0      00 00 00     SUPER FIX   345       F
 801111311     801111311  GENTILUCCI MARIA                 0      00 00 00     SUPER FIX   015       F
 801131582     801131582  HARRISON MARK E                  0      00 00 00     SUPER FIX   015       F
 801134313     801134313  FITZGERALD PHYLLIS B             0      00 00 00     SUPER FIX   030       F
 801168832     801168832  ACEVEDO MARIA                    0      00 00 00     SUPER FIX   030       F
 801171356     801171356  IZZO CAROL                       0      00 00 00     SUPER FIX   015       F
 801187311     801187311  ACEDO CLEMENTE                   0      00 00 00     SUPER FIX   015       F
 801192063     801192063  COLE LILLIE P                    0      00 00 00     SUPER FIX   020       F
 801203761     801203761  TRICE RANDALL                    0      00 00 00     SUPER FIX   015       F
 801208802     801208802  HILDRETH MICHAEL S               0      00 00 00     SUPER FIX   030       F
 801214016     801214016  GILES DONALD                     0      00 00 00     SUPER FIX   015       F
 801219486     801219486  JEANMARIE LAGONY                 0      00 00 00     SUPER FIX   030       F
 801222951     801222951  MANNION HELEN                    0      00 00 00     SUPER FIX   045       F
 801224551     801224551  HERNDON PENNY ANN                0      00 00 00     SUPER FIX   015       F
 801229188     801229188  STEIN THOMAS A                   0      00 00 00     SUPER FIX   020       F
 801231853     801231853  LOCASCIO VITO C                  0      00 00 00     SUPER FIX   045       F
 801242744     801242744  WRIGHT EDWARD                    0      00 00 00     SUPER FIX   015       F
 801249764     801249764  GETTY KRISTIN                    0      00 00 00     SUPER FIX   015       F
 801255720     801255720  SMITH ALLEN J                    0      00 00 00     SUPER FIX   015       F
 801263740     801263740  FRENCH DOUG                      0      00 00 00     SUPER FIX   015       F
 801316415     801316415  FRANCE DIANE L                   0      00 00 00     SUPER FIX   015       F
5600007065    5600007065  SMITH ANTHONY P                  0      00 00 00     SUPER TELE  405       F
-------------------------------------------------------


 800714859       n/a      MATTHEWS CARL                   NY      172,000.00    11.200     0.000     80.00     05/13/98         n/a
 800940009       n/a      ESPOSITO JOHN A                 ID       64,950.00    14.500     0.000     79.89     11/12/98         n/a
 800980112       n/a      LANSDOWNE PAULETTE L            NY       61,000.00    11.350     0.000     88.29     11/04/98         n/a
 800995458       n/a      AUSTIN WILLIAM R                UT       39,500.00    13.800     0.000     78.67     11/12/98         n/a
 801019084       n/a      05081 VENAS                     NY       40,000.00    13.900     0.000     76.39     11/10/98         n/a
 801043225       n/a      SWIFT MARY A                    PA       25,000.00    10.250     0.000     35.71     11/12/98         n/a
 801044686       n/a      FLETCHER LORRAINE A             MD       16,500.00    12.250     0.000     89.90     11/12/98         n/a
 801051772       n/a      THOREN LELAND R                 WA       45,000.00    12.450     0.000     77.23     11/06/98         n/a
 801052366       n/a      BORGESE SAMUEL                  CA       75,000.00    14.740     0.000     79.38     11/12/98         n/a
 801057936       n/a      BLICKLEY PETER S                NY       60,000.00    13.550     0.000     79.44     11/02/98         n/a
 801059056       n/a      JOHNSON SR GREGORY A            PA       35,250.00    11.550     0.000     75.00     11/12/98         n/a
 801072901       n/a      WALKER ROBERT                   NY       60,000.00    14.250     0.000     79.92     11/10/98         n/a
 801079393       n/a      SINGLETON MARGARET              SC       54,000.00    12.100     0.000     75.00     11/12/98         n/a
 801080649       n/a      OWENS JOHN                      PA       39,600.00    11.200     0.000     89.97     11/06/98         n/a


 800714859       n/a      MATTHEWS CARL                    0      00 00 00                 045        F
 800940009       n/a      ESPOSITO JOHN A                  0      00 00 00                 015        F
 800980112       n/a      LANSDOWNE PAULETTE L             0      00 00 00                 020        F
 800995458       n/a      AUSTIN WILLIAM R                 0      00 00 00                 015        F
 801019084       n/a      05081 VENAS                      0      00 00 00                 045        F
 801043225       n/a      SWIFT MARY A                     0      00 00 00                 015        F
 801044686       n/a      FLETCHER LORRAINE A              0      00 00 00                 020        F
 801051772       n/a      THOREN LELAND R                  0      00 00 00                 015        F
 801052366       n/a      BORGESE SAMUEL                   0      00 00 00                 045        F
 801057936       n/a      BLICKLEY PETER S                 0      00 00 00                 045        F
 801059056       n/a      JOHNSON SR GREGORY A             0      00 00 00                 020        F
 801072901       n/a      WALKER ROBERT                    0      00 00 00                 020        F
 801079393       n/a      SINGLETON MARGARET               0      00 00 00                 030        F
 801080649       n/a      OWENS JOHN                       0      00 00 00                 015        F

Hfs98-4                             12/9/98 th                      Page 8 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
801084807         n/a      SUTTON KATHIE                 NC     63,000.00       10.400     0.000     90.00     11/13/98       n/a
801089947         n/a      TUTTLE CHARLES O              SC     65,450.00       12.250     0.000     85.00     11/02/98       n/a
801111303         n/a      PATEL MAHMUD A                CA     40,000.00        9.800     0.000     57.57     11/09/98       n/a
801111394         n/a      HICKEY STEVEN P               MA     53,000.00       11.900     0.000     85.91     11/03/98       n/a
801112970         n/a      CHIANG CHIN WON               IL     50,000.00       10.100     0.000     59.02     11/04/98       n/a
801115908         n/a      DORFFELD ROBERT               NC     42,500.00       12.100     0.000     85.00     11/04/98       n/a
801121732         n/a      ROBINSON ERIC W               CA     55,360.00       11.100     0.000     84.99     11/04/98       n/a
801122185         n/a      GARDNER ERNEST R              UT     21,000.00       13.150     0.000     84.81     11/06/98       n/a
801124181         n/a      TURLEY ROBERT                 UT     48,350.00       11.250     0.000     84.93     11/04/98       n/a
801126814         n/a      CARO EDGARD H.                FL     12,000.00       11.700     0.000     79.40     11/09/98       n/a
801127291         n/a      TAYLOR LYNN                   NJ    119,780.00       12.750     0.000     79.90     11/03/98       n/a
801133265         n/a      BUBNELL JUDITH A              NY     31,500.00       11.000     0.000     90.00     11/04/98       n/a
801136045         n/a      RICHMOND WARREN               NY    210,280.00        8.750     0.000     84.74     11/04/98       n/a
801136086         n/a      WATSON CURTIS                 CA     36,500.00       10.000     0.000     90.00     11/05/98       n/a
801137001         n/a      PRINCE JOHN E                 OH     59,400.00       11.750     0.000     84.97     11/06/98       n/a
801144064         n/a      STIFFLER JR GARY L            PA     26,000.00        9.250     0.000     78.13     11/10/98       n/a
801145871         n/a      HARVELL ERNEST R              FL     18,407.00       10.400     0.000     89.99     11/03/98       n/a
801150152         n/a      HUNTER ROY L                  OH     14,700.00       12.350     0.000     84.98     11/04/98       n/a
801150160         n/a      WU GUO HUA                    NY     31,000.00       12.400     0.000     85.88     11/06/98       n/a
801150525         n/a      ROBERTS TERRI W               MD     56,250.00       10.350     0.000     80.00     11/04/98       n/a
801151887         n/a      SCHWENDEMAN DAVID S           NY    260,000.00        8.600     0.000     64.19     11/05/98       n/a
801153651         n/a      WISOTSKY PETER                NY     58,300.00        9.900     0.000     90.00     11/02/98       n/a
801157173         n/a      GARRISON II JOSEPH E          FL     35,000.00       10.250     0.000     79.54     11/04/98       n/a
801162827         n/a      SPIRES ELLEN                  SC     21,000.00       11.450     0.000     70.00     11/04/98       n/a
801164518         n/a      BLYTHE WADE GLENN             NC     42,400.00       10.990     0.000     80.00     11/02/98       n/a
801172677         n/a      BARTLETT JOANNE L             FL     38,250.00       11.500     0.000     85.00     11/03/98       n/a
801173758         n/a      BOREHAM WANDA                 PA     12,500.00       10.350     0.000     72.44     11/02/98       n/a
801173832         n/a      MCAVENEY GERARD               PA     32,000.00        9.400     0.000     42.16     11/04/98       n/a
801176140         n/a      MITCHELL NANCY S              SC     17,500.00       11.300     0.000     47.94     11/06/98       n/a
801176801         n/a      HOAG MAURICE W                CA    110,400.00       11.150     0.000     80.00     11/09/98       n/a
801179698         n/a      PIERCE MICHAEL                OH     60,350.00       12.100     0.000     85.00     11/10/98       n/a
801183716         n/a      BATRONY VIRGINIA              NY     48,600.00       10.000     0.000     90.00     11/06/98       n/a
801183864         n/a      JAMES PAUL S                  PA     25,000.00       10.900     0.000     88.97     11/03/98       n/a
801184193         n/a      WRIGHT CAROL D                CO     18,000.00       12.850     0.000     71.52     11/06/98       n/a
801185000         n/a      BARNES PATRICK                NY    230,000.00       13.200     0.000     82.14     11/03/98       n/a
801185034         n/a      KRINSKY LAURA E               OH     50,800.00       11.350     0.000     80.00     11/06/98       n/a
801185695         n/a      HANRAHAN PATRICK MICHAEL      OR     38,606.00       10.400     0.000     89.83     11/12/98       n/a
801185786         n/a      CALLAHAN ROBERT W             OH    110,000.00       11.500     0.000     84.61     11/04/98       n/a
801186966         n/a      DAVIS GREGORY A               CO     85,850.00       10.500     0.000     89.97     11/03/98       n/a
801187147         n/a      KOSIOR KENNETH                NY     57,700.00        9.400     0.000     84.96     11/12/98       n/a
801187303         n/a      ALLIO MICHAEL S               CA     71,275.00       10.150     0.000     89.85     11/09/98       n/a
801187717         n/a      DOBBINS JEFFREY R             PA     25,350.00       11.100     0.000     85.04     11/12/98       n/a
801189424         n/a      PLANT LYNDIN R                UT     13,200.00       10.900     0.000     90.00     11/02/98       n/a
801189861         n/a      AKINLEMIBOLA JOSIAH O         IN     31,500.00       11.500     0.000     75.00     11/03/98       n/a
801190562         n/a      HAUSLER JOHN                  NY     40,000.00       10.400     0.000     89.55     11/02/98       n/a
801190620         n/a      AKINLEMIBOLA JOSIAH           IN     28,500.00       11.500     0.000     75.00     11/12/98       n/a
801192006         n/a      KATSABAS HARALAMBOS           NY     35,000.00       10.600     0.000     78.13     11/04/98       n/a
801192402         n/a      MAJOR ALLEN K                 GA     11,000.00       13.100     0.000     79.82     11/12/98       n/a
801194770         n/a      WITZKE ERIC F                 PA     35,000.00        8.900     0.000     72.84     11/09/98       n/a
801195843         n/a      MERSON BARBARA C              PA     20,000.00        9.000     0.000     68.21     11/03/98       n/a
801196098         n/a      KIRKPATRICK PAUL T            CO     22,558.00       12.600     0.000     76.72     11/10/98       n/a
801196262         n/a      CORDOBA MARLYN                NY     91,800.00        8.750     0.000     85.00     11/06/98       n/a
801196387         n/a      RAYNOR ELLEN                  NY     50,000.00        9.500     0.000     81.87     11/02/98       n/a
801196841         n/a      LACOMY JR JOHN C              PA     16,500.00       10.650     0.000     88.78     11/10/98       n/a
801197252         n/a      AMIANO FRED                   NJ     34,700.00       12.500     0.000     85.16     11/12/98       n/a
801197278         n/a      O'CONNOR EDWARD R             PA     27,200.00       11.650     0.000     80.00     11/06/98       n/a
801197377         n/a      BORKHATARIA HASMUKH M.        FL     35,000.00       10.350     0.000     89.66     11/06/98       n/a
801197567         n/a      NIDAY JOSEPH L                VA     72,250.00       10.750     0.000     85.00     11/02/98       n/a
801198383         n/a      BELKOT DENNIS C               OR     25,000.00       10.500     0.000     87.13     11/02/98       n/a
801198789         n/a      WILSON EDWARD A               PA     42,800.00       10.400     0.000     89.91     11/02/98       n/a
801199340         n/a      MOUNKHATY BOUNSOU             VA     32,000.00       10.500     0.000     87.70     11/09/98       n/a
801199969         n/a      DONAHUE EDWARD J              PA     19,073.00        9.650     0.000     89.38     11/02/98       n/a
801200486         n/a      SMOTHERS MARIE                NY    199,750.00        8.250     0.000     85.00     11/06/98       n/a
801202516         n/a      GORGES MUSOOD                 MI     24,939.00       10.900     0.000     90.00     11/09/98       n/a
801202680         n/a      LEACH JAMES A                 NC     66,300.00       12.000     0.000     85.00     11/06/98       n/a
801203977         n/a      TRACZYK ARTHUR                MA     15,000.00        9.000     0.000     51.34     11/06/98       n/a
801204660         n/a      BROWN BRIAN A                 OH     21,500.00       11.300     0.000     89.35     11/12/98       n/a
801205642         n/a      STEED CHARLES LEE             TX     41,250.00       14.100     0.000     75.00     11/06/98       n/a
801206137         n/a      DELANESE ROBERTO              NJ     32,900.00       10.650     0.000     70.00     11/05/98       n/a
801206327         n/a      GORDON LILLIAN                MA     20,126.00       11.500     0.000     85.90     11/13/98       n/a
801208349         n/a      MC FARLANE CYNTHIA            NY     98,000.00       10.600     0.000     44.54     11/03/98       n/a
801209487         n/a      SWAN MARGARET                 FL    277,500.00       11.990     0.000     75.00     11/11/98       n/a
801210048         n/a      HODGKINS EMMETT J             TN     42,750.00       15.375     0.000    125.00     11/12/98       n/a

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
801084807         n/a      SUTTON KATHIE                  0      00 00 00                 020       F
801089947         n/a      TUTTLE CHARLES O               0      00 00 00                 030       F
801111303         n/a      PATEL MAHMUD A                 0      00 00 00                 020       F
801111394         n/a      HICKEY STEVEN P                0      00 00 00                 030       F
801112970         n/a      CHIANG CHIN WON                0      00 00 00                 020       F
801115908         n/a      DORFFELD ROBERT                0      00 00 00                 015       F
801121732         n/a      ROBINSON ERIC W                0      00 00 00                 015       F
801122185         n/a      GARDNER ERNEST R               0      00 00 00                 045       F
801124181         n/a      TURLEY ROBERT                  0      00 00 00                 020       F
801126814         n/a      CARO EDGARD H.                 0      00 00 00                 015       F
801127291         n/a      TAYLOR LYNN                    0      00 00 00                 045       F
801133265         n/a      BUBNELL JUDITH A               0      00 00 00                 020       F
801136045         n/a      RICHMOND WARREN                0      00 00 00                 045       F
801136086         n/a      WATSON CURTIS                  0      00 00 00                 020       F
801137001         n/a      PRINCE JOHN E                  0      00 00 00                 325       F
801144064         n/a      STIFFLER JR GARY L             0      00 00 00                 045       F
801145871         n/a      HARVELL ERNEST R               0      00 00 00                 020       F
801150152         n/a      HUNTER ROY L                   0      00 00 00                 015       F
801150160         n/a      WU GUO HUA                     0      00 00 00                 015       F
801150525         n/a      ROBERTS TERRI W                0      00 00 00                 045       F
801151887         n/a      SCHWENDEMAN DAVID S            0      00 00 00                 045       F
801153651         n/a      WISOTSKY PETER                 0      00 00 00                 020       F
801157173         n/a      GARRISON II JOSEPH E           0      00 00 00                 020       F
801162827         n/a      SPIRES ELLEN                   0      00 00 00                 015       F
801164518         n/a      BLYTHE WADE GLENN              0      00 00 00                 015       F
801172677         n/a      BARTLETT JOANNE L              0      00 00 00                 015       F
801173758         n/a      BOREHAM WANDA                  0      00 00 00                 010       F
801173832         n/a      MCAVENEY GERARD                0      00 00 00                 015       F
801176140         n/a      MITCHELL NANCY S               0      00 00 00                 015       F
801176801         n/a      HOAG MAURICE W                 0      00 00 00                 045       F
801179698         n/a      PIERCE MICHAEL                 0      00 00 00                 030       F
801183716         n/a      BATRONY VIRGINIA               0      00 00 00                 030       F
801183864         n/a      JAMES PAUL S                   0      00 00 00                 015       F
801184193         n/a      WRIGHT CAROL D                 0      00 00 00                 015       F
801185000         n/a      BARNES PATRICK                 0      00 00 00                 045       F
801185034         n/a      KRINSKY LAURA E                0      00 00 00                 030       F
801185695         n/a      HANRAHAN PATRICK MICHAEL       0      00 00 00                 325       F
801185786         n/a      CALLAHAN ROBERT W              0      00 00 00                 020       F
801186966         n/a      DAVIS GREGORY A                0      00 00 00                 045       F
801187147         n/a      KOSIOR KENNETH                 0      00 00 00                 020       F
801187303         n/a      ALLIO MICHAEL S                0      00 00 00                 020       F
801187717         n/a      DOBBINS JEFFREY R              0      00 00 00                 020       F
801189424         n/a      PLANT LYNDIN R                 0      00 00 00                 020       F
801189861         n/a      AKINLEMIBOLA JOSIAH O          0      00 00 00                 030       F
801190562         n/a      HAUSLER JOHN                   0      00 00 00                 020       F
801190620         n/a      AKINLEMIBOLA JOSIAH            0      00 00 00                 030       F
801192006         n/a      KATSABAS HARALAMBOS            0      00 00 00                 010       F
801192402         n/a      MAJOR ALLEN K                  0      00 00 00                 015       F
801194770         n/a      WITZKE ERIC F                  0      00 00 00                 015       F
801195843         n/a      MERSON BARBARA C               0      00 00 00                 015       F
801196098         n/a      KIRKPATRICK PAUL T             0      00 00 00                 045       F
801196262         n/a      CORDOBA MARLYN                 0      00 00 00                 030       F
801196387         n/a      RAYNOR ELLEN                   0      00 00 00                 045       F
801196841         n/a      LACOMY JR JOHN C               0      00 00 00                 015       F
801197252         n/a      AMIANO FRED                    0      00 00 00                 015       F
801197278         n/a      O'CONNOR EDWARD R              0      00 00 00                 015       F
801197377         n/a      BORKHATARIA HASMUKH M.         0      00 00 00                 020       F
801197567         n/a      NIDAY JOSEPH L                 0      00 00 00                 030       F
801198383         n/a      BELKOT DENNIS C                0      00 00 00                 015       F
801198789         n/a      WILSON EDWARD A                0      00 00 00                 020       F
801199340         n/a      MOUNKHATY BOUNSOU              0      00 00 00                 010       F
801199969         n/a      DONAHUE EDWARD J               0      00 00 00                 020       F
801200486         n/a      SMOTHERS MARIE                 0      00 00 00                 045       F
801202516         n/a      GORGES MUSOOD                  0      00 00 00                 045       F
801202680         n/a      LEACH JAMES A                  0      00 00 00                 020       F
801203977         n/a      TRACZYK ARTHUR                 0      00 00 00                 015       F
801204660         n/a      BROWN BRIAN A                  0      00 00 00                 015       F
801205642         n/a      STEED CHARLES LEE              0      00 00 00                 020       F
801206137         n/a      DELANESE ROBERTO               0      00 00 00                 045       F
801206327         n/a      GORDON LILLIAN                 0      00 00 00                 045       F
801208349         n/a      MC FARLANE CYNTHIA             0      00 00 00                 030       F
801209487         n/a      SWAN MARGARET                  0      00 00 00                 095       F
801210048         n/a      HODGKINS EMMETT J              0      00 00 00                 425       F

Hfs98-4                             12/9/98 th                      Page 9 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
801210394         n/a      MOSCATO ANTHONY               FL     36,154.00        9.900     0.000     89.93     11/10/98       n/a
801210857         n/a      FIELDS WILLIAM E              FL     19,000.00       13.500     0.000     74.72     11/06/98       n/a
801211459         n/a      NATARIO JOEL J                MA     21,950.00        9.650     0.000     83.85     11/04/98       n/a
801211533         n/a      TRAIETTI VINCENT T            MA     39,739.00       10.000     0.000     90.00     11/02/98       n/a
801211921         n/a      MEZA MANUEL                   IL     21,000.00       14.350     0.000     73.88     11/04/98       n/a
801212903         n/a      BLACKMAN MICHAEL              NY     30,000.00       14.350     0.000     77.14     11/06/98       n/a
801212945         n/a      COLEMAN FREDDIE J             FL     63,750.00        9.750     0.000     75.00     11/10/98       n/a
801213067         n/a      BUZZEO JESSE C                CT     71,400.00       10.850     0.000     64.98     11/05/98       n/a
801214230         n/a      SNIDER CYNTHIA                SC     66,300.00       11.750     0.000     85.00     11/06/98       n/a
801214339         n/a      YOUNG B. DOUGLAS              FL     28,418.00       10.400     0.000     90.00     11/06/98       n/a
801214545         n/a      BUTLER ELMORE                 IL     76,400.00       15.500     0.000     46.30     11/09/98       n/a
801214818         n/a      ROSENBACH ANNE                NY     94,800.00       11.900     0.000     84.95     11/12/98       n/a
801215062         n/a      GOLDMAN JOYCE K               CO     30,000.00       11.600     0.000     78.83     11/12/98       n/a
801215138         n/a      NESHEV NESHO                  NY     24,300.00       11.990     0.000     85.00     11/02/98       n/a
801215419         n/a      BLACK FRANCES P               FL     16,900.00       11.100     0.000     41.72     11/09/98       n/a
801215732         n/a      STIER KENNETH                 NY    620,000.00        8.500     0.000     75.15     11/04/98       n/a
801216284         n/a      DANIELS EDIE R                CA     60,000.00       11.850     0.000     67.38     11/09/98       n/a
801216482         n/a      CARPENTER R J                 AZ     31,950.00       11.100     0.000     85.00     11/12/98       n/a
801217787         n/a      STEVENSON SCOTT W             OH     37,400.00       10.150     0.000     74.95     11/03/98       n/a
801217803         n/a      GRAHAM JR. HEYWARD            SC     45,000.00       11.400     0.000     90.00     11/09/98       n/a
801217811         n/a      STEVENSON SCOTT W             OH     56,000.00       10.150     0.000     80.00     11/03/98       n/a
801218074         n/a      TUCKER ROBERT E               FL     25,500.00       12.500     0.000     75.00     11/03/98       n/a
801219916         n/a      BUSHNELL JAMES E.             FL     16,000.00       10.150     0.000     58.18     11/10/98       n/a
801220757         n/a      HILDBOLD DAVID R              FL     22,306.00       11.200     0.000     84.99     11/13/98       n/a
801221573         n/a      MAREK LAWRENCE J              PA     26,000.00        9.500     0.000     78.16     11/09/98       n/a
801222076         n/a      CASTINE EDWARD L JR           NY     17,600.00       11.850     0.000     85.40     11/04/98       n/a
801222241         n/a      HAAS MICHAEL R                MN     31,100.00       12.500     0.000     79.92     11/03/98       n/a
801224353         n/a      JONES JAMES DOUGLAS           NC     23,800.00       11.000     0.000     70.00     11/03/98       n/a
801224593         n/a      THOMAS RICHARD D              FL     36,000.00        9.200     0.000     76.60     11/13/98       n/a
801224692         n/a      PICKETT TERRY                 PA    103,275.00       11.990     0.000     85.00     11/06/98       n/a
801225731         n/a      BRADFORD WARREN               OH     56,500.00       10.000     0.000     80.02     11/12/98       n/a
801226275         n/a      PAINTER RICKEY                SC     30,100.00       11.250     0.000     84.89     11/04/98       n/a
801227091         n/a      HUDSON KIMBERLY               OH     59,400.00       10.650     0.000     90.00     11/03/98       n/a
801227786         n/a      LEWIS EARNEST                 FL     16,340.00       12.600     0.000     80.09     11/12/98       n/a
801228115         n/a      SCHNEIDER ANDREW P            TN     42,000.00       12.850     0.000     79.87     11/12/98       n/a
801228610         n/a      PERRIN KATHY A                FL     11,000.00        9.950     0.000     78.44     11/10/98       n/a
801228875         n/a      STAPLETON SUSAN LEE           PA     19,000.00       11.100     0.000     76.59     11/03/98       n/a
801230202         n/a      ROBINSON SALLIE M             OH     54,000.00        8.400     0.000     77.14     11/09/98       n/a
801232299         n/a      GARDNER SUSAN                 CT     52,000.00        8.500     0.000     75.36     11/09/98       n/a
801233438         n/a      EDWARDS ALVIN L               NY     43,000.00       12.450     0.000     79.90     11/09/98       n/a
801235193         n/a      SPESERT A GERALDINE           UT     28,500.00        9.150     0.000     79.48     11/03/98       n/a
801235649         n/a      RYALS CHERYL L                FL     10,000.00        9.900     0.000     44.44     11/12/98       n/a
801236191         n/a      BYRD CORELL                   FL     11,800.00        9.450     0.000     77.47     11/10/98       n/a
801237124         n/a      WILLIAMS KIM L                FL      7,341.00       10.900     0.000     90.00     11/06/98       n/a
801237868         n/a      WEBER STANLEY V               PA     49,000.00        9.850     0.000     58.38     11/12/98       n/a
801238254         n/a      BERKERY THOMAS J              NY     50,000.00       10.950     0.000     69.46     11/12/98       n/a
801238767         n/a      JONES LARONDA C               SC     55,250.00       10.150     0.000     85.00     11/10/98       n/a
801241191         n/a      FORD ANTHONY                  OH     27,200.00        9.900     0.000     80.00     11/04/98       n/a
801241365         n/a      VALENZUELA ROD Q              NJ     47,400.00       12.550     0.000     80.98     11/02/98       n/a
801241431         n/a      WALKER SAMELLA                IL    108,000.00        8.750     0.000     73.46     11/04/98       n/a
801241977         n/a      LEWIS JERRY E                 OH     62,400.00       12.500     0.000     65.00     11/12/98       n/a
801242488         n/a      VARRONE DANIEL V              CO    135,000.00       11.000     0.000     75.00     11/09/98       n/a
801242884         n/a      DAVIS RONALD                  PA     35,000.00        9.990     0.000     65.82     11/02/98       n/a
801243668         n/a      MCLAIN GARY E                 GA     46,400.00        9.950     0.000     80.00     11/13/98       n/a
801243759         n/a      DILLON THOMAS W               NY     33,600.00        9.190     0.000     90.00     11/12/98       n/a
801244526         n/a      MCKAY GERALD                  SC     70,200.00       10.400     0.000     90.00     11/12/98       n/a
801245143         n/a      VITALE NINA M                 NY     60,000.00        8.600     0.000     66.59     11/09/98       n/a
801245440         n/a      THOMAS DANIEL K               UT     12,050.00       11.600     0.000     85.00     11/02/98       n/a
801245754         n/a      OLIVAS ROJELIO T              TX     25,245.00       11.500     0.000     85.00     11/12/98       n/a
801247107         n/a      LABOVICK DAVID J              PA     21,000.00        9.900     0.000     89.82     11/04/98       n/a
801248113         n/a      TORRES DAVID                  NY    123,500.00       13.990     0.000     65.00     11/02/98       n/a
801248212         n/a      HANSON JAMES S                CA     53,000.00       10.400     0.000     90.00     11/03/98       n/a
801249483         n/a      QUEZON FRANCES E              FL     99,891.00       11.950     0.000     79.99     11/03/98       n/a
801249699         n/a      KRIS JEFFREY D                FL     49,500.00       10.700     0.000     75.00     11/04/98       n/a
801249962         n/a      HARVEY RICK D                 OH     53,900.00       12.350     0.000     77.00     11/13/98       n/a
801250093         n/a      CHAVEZ ARNNEL                 AZ     24,400.00       11.500     0.000     84.98     11/10/98       n/a
801250382         n/a      AHRENS WILLIAM J              FL     15,251.00       10.250     0.000     80.00     11/04/98       n/a
801250812         n/a      LANE WYLIE                    UT     22,033.00       11.850     0.000     84.89     11/03/98       n/a
801252321         n/a      SOULEYMANE SOUKOUNA           NY    288,000.00       10.350     0.000     90.00     11/05/98       n/a
801252438         n/a      DE SANDER ROSELYN             CA     52,000.00       11.700     0.000     85.33     11/12/98       n/a
801252800         n/a      WILKINSON JR GEORGE R         RI     61,200.00       11.600     0.000     85.00     11/04/98       n/a
801252909         n/a      TAYLOR DEBRA FRANCINE         NC     77,250.00       14.100     0.000     75.00     11/04/98       n/a
801253022         n/a      WOOD BESSIE M                 CO     84,600.00       10.650     0.000     89.97     11/04/98       n/a

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
801210394         n/a      MOSCATO ANTHONY                0      00 00 00                 015        F
801210857         n/a      FIELDS WILLIAM E               0      00 00 00                 045        F
801211459         n/a      NATARIO JOEL J                 0      00 00 00                 020        F
801211533         n/a      TRAIETTI VINCENT T             0      00 00 00                 045        F
801211921         n/a      MEZA MANUEL                    0      00 00 00                 015        F
801212903         n/a      BLACKMAN MICHAEL               0      00 00 00                 020        F
801212945         n/a      COLEMAN FREDDIE J              0      00 00 00                 020        F
801213067         n/a      BUZZEO JESSE C                 0      00 00 00                 045        F
801214230         n/a      SNIDER CYNTHIA                 0      00 00 00                 030        F
801214339         n/a      YOUNG B. DOUGLAS               0      00 00 00                 010        F
801214545         n/a      BUTLER ELMORE                  0      00 00 00                 095        F
801214818         n/a      ROSENBACH ANNE                 0      00 00 00                 020        F
801215062         n/a      GOLDMAN JOYCE K                0      00 00 00                 015        F
801215138         n/a      NESHEV NESHO                   0      00 00 00                 020        F
801215419         n/a      BLACK FRANCES P                0      00 00 00                 010        F
801215732         n/a      STIER KENNETH                  0      00 00 00                 020        F
801216284         n/a      DANIELS EDIE R                 0      00 00 00                 020        F
801216482         n/a      CARPENTER R J                  0      00 00 00                 020        F
801217787         n/a      STEVENSON SCOTT W              0      00 00 00                 030        F
801217803         n/a      GRAHAM JR. HEYWARD             0      00 00 00                 030        F
801217811         n/a      STEVENSON SCOTT W              0      00 00 00                 030        F
801218074         n/a      TUCKER ROBERT E                0      00 00 00                 015        F
801219916         n/a      BUSHNELL JAMES E.              0      00 00 00                 010        F
801220757         n/a      HILDBOLD DAVID R               0      00 00 00                 020        F
801221573         n/a      MAREK LAWRENCE J               0      00 00 00                 020        F
801222076         n/a      CASTINE EDWARD L JR            0      00 00 00                 015        F
801222241         n/a      HAAS MICHAEL R                 0      00 00 00                 015        F
801224353         n/a      JONES JAMES DOUGLAS            0      00 00 00                 015        F
801224593         n/a      THOMAS RICHARD D               0      00 00 00                 015        F
801224692         n/a      PICKETT TERRY                  0      00 00 00                 030        F
801225731         n/a      BRADFORD WARREN                0      00 00 00                 030        F
801226275         n/a      PAINTER RICKEY                 0      00 00 00                 015        F
801227091         n/a      HUDSON KIMBERLY                0      00 00 00                 030        F
801227786         n/a      LEWIS EARNEST                  0      00 00 00                 015        F
801228115         n/a      SCHNEIDER ANDREW P             0      00 00 00                 010        F
801228610         n/a      PERRIN KATHY A                 0      00 00 00                 010        F
801228875         n/a      STAPLETON SUSAN LEE            0      00 00 00                 015        F
801230202         n/a      ROBINSON SALLIE M              0      00 00 00                 030        F
801232299         n/a      GARDNER SUSAN                  0      00 00 00                 020        F
801233438         n/a      EDWARDS ALVIN L                0      00 00 00                 045        F
801235193         n/a      SPESERT A GERALDINE            0      00 00 00                 045        F
801235649         n/a      RYALS CHERYL L                 0      00 00 00                 010        F
801236191         n/a      BYRD CORELL                    0      00 00 00                 015        F
801237124         n/a      WILLIAMS KIM L                 0      00 00 00                 015        F
801237868         n/a      WEBER STANLEY V                0      00 00 00                 020        F
801238254         n/a      BERKERY THOMAS J               0      00 00 00                 045        F
801238767         n/a      JONES LARONDA C                0      00 00 00                 015        F
801241191         n/a      FORD ANTHONY                   0      00 00 00                 045        F
801241365         n/a      VALENZUELA ROD Q               0      00 00 00                 020        F
801241431         n/a      WALKER SAMELLA                 0      00 00 00                 030        F
801241977         n/a      LEWIS JERRY E                  0      00 00 00                 045        F
801242488         n/a      VARRONE DANIEL V               0      00 00 00                 020        F
801242884         n/a      DAVIS RONALD                   0      00 00 00                 045        F
801243668         n/a      MCLAIN GARY E                  0      00 00 00                 015        F
801243759         n/a      DILLON THOMAS W                0      00 00 00                 020        F
801244526         n/a      MCKAY GERALD                   0      00 00 00                 025        F
801245143         n/a      VITALE NINA M                  0      00 00 00                 020        F
801245440         n/a      THOMAS DANIEL K                0      00 00 00                 015        F
801245754         n/a      OLIVAS ROJELIO T               0      00 00 00                 020        F
801247107         n/a      LABOVICK DAVID J               0      00 00 00                 015        F
801248113         n/a      TORRES DAVID                   0      00 00 00                 093        F
801248212         n/a      HANSON JAMES S                 0      00 00 00                 015        F
801249483         n/a      QUEZON FRANCES E               0      00 00 00                 015        F
801249699         n/a      KRIS JEFFREY D                 0      00 00 00                 015        F
801249962         n/a      HARVEY RICK D                  0      00 00 00                 325        F
801250093         n/a      CHAVEZ ARNNEL                  0      00 00 00                 015        F
801250382         n/a      AHRENS WILLIAM J               0      00 00 00                 015        F
801250812         n/a      LANE WYLIE                     0      00 00 00                 015        F
801252321         n/a      SOULEYMANE SOUKOUNA            0      00 00 00                 045        F
801252438         n/a      DE SANDER ROSELYN              0      00 00 00                 020        F
801252800         n/a      WILKINSON JR GEORGE R          0      00 00 00                 045        F
801252909         n/a      TAYLOR DEBRA FRANCINE          0      00 00 00                 020        F
801253022         n/a      WOOD BESSIE M                  0      00 00 00                 045        F

Hfs98-4                             12/9/98 th                     Page 10 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
 801254301        n/a      DAY LEE I                     GA        55,750.00     9.150     0.000      82.23    11/12/98       n/a
 801254632        n/a      CLAXON JAMES W                FL        56,000.00    10.750     0.000      74.96    11/06/98       n/a
 801254673        n/a      MCQUINN BRYON J               NY        28,000.00    12.600     0.000      79.38    11/10/98       n/a
 801254897        n/a      ATIEH ALI                     NY        42,500.00    11.250     0.000      89.64    11/12/98       n/a
 801255084        n/a      WILLIAMS GWENDA D             IL        39,900.00    15.375     0.000     112.88    11/03/98       n/a
 801255779        n/a      STARKEY DAMIAN                PA        65,600.00     9.790     0.000      84.80    11/04/98       n/a
 801257411        n/a      WENTWORTH RUSSELL J           CO        95,000.00     9.850     0.000      58.07    11/02/98       n/a
 801258906        n/a      TULLY DEBORAH L               FL        84,000.00    10.750     0.000      75.00    11/09/98       n/a
 801259110        n/a      BISCEGLIA SAMANTHA A          FL       109,223.00    10.850     0.000      85.00    11/10/98       n/a
 801259227        n/a      SULLIVAN WILLIAM L            NV       233,000.00     9.300     0.000      78.45    11/09/98       n/a
 801260639        n/a      WOOLLEY SR WILLIAM C          FL        16,800.00    10.400     0.000      90.00    11/13/98       n/a
 801260803        n/a      TORRES PEDRO                  OH        59,500.00     8.750     0.000      85.00    11/12/98       n/a
 801261306        n/a      YANTIS THOMAS                 IN        32,200.00    11.700     0.000      70.00    11/03/98       n/a
 801266180        n/a      BRADNER JR JASPER S           VA        85,000.00    11.500     0.000      85.00    11/09/98       n/a
 801267287        n/a      RANA SWARANJIT                NY        60,000.00    11.350     0.000      84.54    11/12/98       n/a
 801270299        n/a      TAVERAS JUAN G                NJ        20,500.00    12.500     0.000      89.92    11/05/98       n/a
 801273194        n/a      PUCKETT JASON H               GA        14,000.00    10.700     0.000      79.68    11/06/98       n/a
 801275413        n/a      MANIGAULT IRA A               GA        18,000.00     9.750     0.000      69.37    11/03/98       n/a
 801278748        n/a      CARROL JAMES W                NY        40,400.00    10.150     0.000      80.70    11/06/98       n/a
 801279951        n/a      BOLTE PHILLIS C               FL        22,800.00    11.350     0.000      80.00    11/12/98       n/a
 801280348        n/a      ROLLINGS RICHARD L            CO        40,250.00    10.650     0.000      79.99    11/03/98       n/a
 801284647        n/a      SEGERSON JOHN C               IN       127,500.00    10.600     0.000      75.00    11/13/98       n/a
 801288044        n/a      BRISTER ROSE                  NY       234,000.00    10.250     0.000      90.00    11/09/98       n/a
5100024511        n/a      GUNNELS LARRY J               WA       106,400.00     8.625     0.000      80.00    11/09/98       n/a
5100024602        n/a      REDMAN MICHAEL J              MI        42,900.00    10.875     0.000      89.75    11/03/98       n/a
5100024743        n/a      ISAACSON JON E                MI        24,700.00    11.990     0.000      84.14    11/04/98       n/a
5100024784        n/a      SKRMETTI SUSAN D              CT        63,300.00    13.500     0.000      75.20    11/04/98       n/a
5100025989        n/a      MARTIN REX D                  MI        27,600.00    10.375     0.000      79.59    11/12/98       n/a
5100028645        n/a      GILMAN JR KENNETH W           MA        42,300.00    12.500     0.000      84.57    11/09/98       n/a
5100029452        n/a      TILLINGHAST ROBERT F          CT        19,100.00    12.000     0.000      83.71    11/06/98       n/a
5100029478        n/a      HOWCROFT FREDERICK J          MA       127,000.00    14.250     0.000      79.22    11/02/98       n/a
5100030393        n/a      JONES, JR ANDREW D            OK        15,700.00    10.875     0.000      89.95    11/12/98       n/a
5100030542        n/a      MANN ELZADIE W                CT        34,800.00    11.375     0.000      89.36    11/10/98       n/a
5200002144        n/a      JAROSINSKI BARBARA A          NY        82,200.00     7.875     0.000      89.32    11/10/98       n/a
5200002730        n/a      GRAHAM KATHRYN P              NY        52,600.00     7.499     0.000      71.71    11/05/98       n/a
5200003100        n/a      DRAYTON ASHLEY                NY       202,200.00     7.250     0.000      74.88    11/02/98       n/a
5200003241        n/a      WRIGHT TIMOTHY H              OH        39,900.00     9.275     0.000      87.53    11/09/98       n/a
5500004014        n/a      DEMELLO DIANE L               PA        16,400.00    10.875     0.000      52.97    11/09/98       n/a
5600008451        n/a      EDDINGER MICHAEL D            FL        14,500.00    11.375     0.000      89.14    11/05/98       n/a
8000028483        n/a      WELCH MARGARET                TX        54,700.00    11.500     0.000      75.97    11/03/98       n/a
8000047004        n/a      NARRO LAWRENCE R.             IL        47,700.00    11.360     0.000      87.24    11/09/98       n/a
8000051592        n/a      TAWROSZA JOHN FRANK           OH        21,300.00    11.550     0.000      89.98    11/03/98       n/a
8000058126        n/a      IRELAND DAWN J.               FL        28,000.00    15.875     0.000     111.16    11/12/98       n/a
 801174004        n/a      FRANCISCO YNGRID              RI        99,000.00    10.350     0.000      90.00    10/30/98       n/a
8000038615        n/a      MITCHELL JR. PAUL E.          KY        15,200.00     9.050     0.000      44.10    10/23/98       n/a
 800964355        n/a      LEMIEUX THOMAS                MA       175,000.00    11.100     0.000      70.00    10/30/98       n/a
 801073214        n/a      BONO FRANCESCO P              NJ       147,000.00    12.850     0.000      70.00    10/28/98       n/a
 801092420        n/a      GREENBERG RICHARD             RI        29,700.00    13.500     0.000      74.26    10/30/98       n/a
 801093717        n/a      KEVER JAMES W                 FL        50,250.00    10.500     0.000      75.00    10/31/98       n/a
 801180563        n/a      HURD MILLARD D                CO        22,950.00    10.350     0.000      79.90    10/30/98       n/a
 801185117        n/a      COLLINS JESSIE B              SC        24,000.00    12.700     0.000      80.00    10/28/98       n/a
 801166810        n/a      JACKSON CAROLYN L             NC        49,520.00    11.200     0.000      80.00    10/28/98       n/a
 106152139        n/a      DIPASQUALE MICHAEL D          AZ        16,200.00    12.500     0.000      88.85    09/05/97       n/a
 801147208        n/a      OLAIVAR FELINA F              CA        20,500.00    10.400     0.000      89.16    10/30/98       n/a
 801102039        n/a      HEFFERAN DONALD A             PA        22,790.00    10.650     0.000      89.98    10/28/98       n/a
 801177726        n/a      BROWN EARL P.                 GA        56,700.00    11.700     0.000      90.00    10/29/98       n/a
 801188632        n/a      IVERY LINDA                   SC        56,700.00    10.650     0.000      90.00    10/28/98       n/a
 801045840        n/a      BROWN DARRELL                 CA       128,691.00    10.600     0.000      90.00    10/30/98       n/a
----------------------------------------------------------------------------
Loans Funded and not yet in Servicing                    218   12,446,971.00

Total Class I Sub-Pool 2 Loans Funded and Available      268   15,310,747.75
                                                               32,958,417.40 Needed
                                                              (17,647,669.65 Excess/(Short)


    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
 801254301        n/a      DAY LEE I                      0      00 00 00                 015        F
 801254632        n/a      CLAXON JAMES W                 0      00 00 00                 030        F
 801254673        n/a      MCQUINN BRYON J                0      00 00 00                 015        F
 801254897        n/a      ATIEH ALI                      0      00 00 00                 010        F
 801255084        n/a      WILLIAMS GWENDA D              0      00 00 00                 425        F
 801255779        n/a      STARKEY DAMIAN                 0      00 00 00                 015        F
 801257411        n/a      WENTWORTH RUSSELL J            0      00 00 00                 045        F
 801258906        n/a      TULLY DEBORAH L                0      00 00 00                 030        F
 801259110        n/a      BISCEGLIA SAMANTHA A           0      00 00 00                 045        F
 801259227        n/a      SULLIVAN WILLIAM L             0      00 00 00                 030        F
 801260639        n/a      WOOLLEY SR WILLIAM C           0      00 00 00                 020        F
 801260803        n/a      TORRES PEDRO                   0      00 00 00                 030        F
 801261306        n/a      YANTIS THOMAS                  0      00 00 00                 030        F
 801266180        n/a      BRADNER JR JASPER S            0      00 00 00                 030        F
 801267287        n/a      RANA SWARANJIT                 0      00 00 00                 045        F
 801270299        n/a      TAVERAS JUAN G                 0      00 00 00                 015        F
 801273194        n/a      PUCKETT JASON H                0      00 00 00                 045        F
 801275413        n/a      MANIGAULT IRA A                0      00 00 00                 015        F
 801278748        n/a      CARROL JAMES W                 0      00 00 00                 045        F
 801279951        n/a      BOLTE PHILLIS C                0      00 00 00                 020        F
 801280348        n/a      ROLLINGS RICHARD L             0      00 00 00                 015        F
 801284647        n/a      SEGERSON JOHN C                0      00 00 00                 030        F
 801288044        n/a      BRISTER ROSE                   0      00 00 00                 045        F
5100024511        n/a      GUNNELS LARRY J                0      00 00 00                 405        F
5100024602        n/a      REDMAN MICHAEL J               0      00 00 00                 405        F
5100024743        n/a      ISAACSON JON E                 0      00 00 00                 405        F
5100024784        n/a      SKRMETTI SUSAN D               0      00 00 00                 405        F
5100025989        n/a      MARTIN REX D                   0      00 00 00                 405        F
5100028645        n/a      GILMAN JR KENNETH W            0      00 00 00                 405        F
5100029452        n/a      TILLINGHAST ROBERT F           0      00 00 00                 405        F
5100029478        n/a      HOWCROFT FREDERICK J           0      00 00 00                 405        F
5100030393        n/a      JONES, JR ANDREW D             0      00 00 00                 405        F
5100030542        n/a      MANN ELZADIE W                 0      00 00 00                 405        F
5200002144        n/a      JAROSINSKI BARBARA A           0      00 00 00                 430        F
5200002730        n/a      GRAHAM KATHRYN P               0      00 00 00                 450        F
5200003100        n/a      DRAYTON ASHLEY                 0      00 00 00                 450        F
5200003241        n/a      WRIGHT TIMOTHY H               0      00 00 00                 450        F
5500004014        n/a      DEMELLO DIANE L                0      00 00 00                 405        F
5600008451        n/a      EDDINGER MICHAEL D             0      00 00 00                 405        F
8000028483        n/a      WELCH MARGARET                 0      00 00 00                 030        F
8000047004        n/a      NARRO LAWRENCE R.              0      00 00 00                 325        F
8000051592        n/a      TAWROSZA JOHN FRANK            0      00 00 00                 015        F
8000058126        n/a      IRELAND DAWN J.                0      00 00 00                 125        F
 801174004        n/a      FRANCISCO YNGRID               0      00 00 00                 045        F
8000038615        n/a      MITCHELL JR. PAUL E.           0      00 00 00                 015        F
 800964355        n/a      LEMIEUX THOMAS                 0      00 00 00                 093        F
 801073214        n/a      BONO FRANCESCO P               0      00 00 00                 095        F
 801092420        n/a      GREENBERG RICHARD              0      00 00 00                 020        F
 801093717        n/a      KEVER JAMES W                  0      00 00 00                 020        F
 801180563        n/a      HURD MILLARD D                 0      00 00 00                 020        F
 801185117        n/a      COLLINS JESSIE B               0      00 00 00                 015        F
 801166810        n/a      JACKSON CAROLYN L              0      00 00 00                 015        F
 106152139        n/a      DIPASQUALE MICHAEL D           0      00 00 00                 015        F
 801147208        n/a      OLAIVAR FELINA F               0      00 00 00                 015        F
 801102039        n/a      HEFFERAN DONALD A              0      00 00 00                 015        F
 801177726        n/a      BROWN EARL P.                  0      00 00 00                 015        F
 801188632        n/a      IVERY LINDA                    0      00 00 00                 020        F
 801045840        n/a      BROWN DARRELL                  0      00 00 00                 030        F
-------------------------------------------------




CLASS I SUBPOOL 2:  FIXED RATE LOANS SET TO CLOSE
 801214958     801214958   QUAY DANIEL P                 PA        88,000.00     9.900     0.000      73.33       n/a         n/a
 801178856     801178856   CONWAY VERNA                  NY       229,500.00    11.900     0.000      85.00       n/a         n/a
 801205154     801205154   STERLING HARRY                FL        10,000.00    11.500     0.000       6.32       n/a         n/a
 801207234     801207234   GUZMAN ANGELA T               AZ        17,500.00    13.500     0.000      79.48       n/a         n/a
 801218728     801218728   VALENZUELA MIGUEL             NY        38,000.00    13.250     0.000      80.97       n/a         n/a
 801228016     801228016   LO REGIO PASQUALE             NJ        50,000.00    11.450     0.000      83.81       n/a         n/a
 801238692     801238692   GLAZER RONALD                 CO       140,250.00    12.300     0.000      85.00       n/a         n/a
 801148214     801148214   SMITH SANDRA K                SC        26,775.00    12.300     0.000      85.00       n/a         n/a


CLASS I SUBPOOL 2:  FIXED RATE LOANS SET TO CLOSE
 801214958     801214958   QUAY DANIEL P                  0      00 00 00                 045        F
 801178856     801178856   CONWAY VERNA                   0      00 00 00                 025        F
 801205154     801205154   STERLING HARRY                 0      00 00 00                 010        F
 801207234     801207234   GUZMAN ANGELA T                0      00 00 00                 020        F
 801218728     801218728   VALENZUELA MIGUEL              0      00 00 00                 015        F
 801228016     801228016   LO REGIO PASQUALE              0      00 00 00                 045        F
 801238692     801238692   GLAZER RONALD                  0      00 00 00                 045        F
 801148214     801148214   SMITH SANDRA K                 0      00 00 00                 015        F

Hfs98-4                             12/9/98 th                     Page 11 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
 801205527     801205527   GULLO FRANK                   NY     55,400.00       11.800     0.000     89.98       n/a          n/a
 801206996     801206996   BRITTINGHAM LEON A            DE     31,400.00       11.100     0.000     85.18       n/a          n/a
 801328113     801328113   PALUCH PATRICK W              WI     24,300.00       11.900     0.000     85.00       n/a          n/a
 801085655     801085655   LONG BRYAN A                  MA    204,000.00        8.450     0.000     78.46       n/a          n/a
 801139205     801139205   ROBINSON RUTH A               NJ     32,000.00       12.400     0.000     84.81       n/a          n/a
 801171828     801171828   CAFONE GINA                   NJ     76,500.00       13.000     0.000     85.00       n/a          n/a
 801173279     801173279   CORELLO JOHN L                PA     47,000.00       10.100     0.000     84.12       n/a          n/a
 801201757     801201757   MITCHELL SUSAN M.             MA     25,500.00       11.200     0.000     75.14       n/a          n/a
 801221961     801221961   GROSSMAN MARC J               PA     24,000.00       13.900     0.000     79.69       n/a          n/a
 801227224     801227224   DUJETS VINCENT                NJ     90,000.00       11.550     0.000     83.87       n/a          n/a
 801232562     801232562   MONSELL RUTH C                CT    315,000.00        8.100     0.000     75.90       n/a          n/a
 801091802     801091802   BUSHNELL EDWARD J             MA     56,100.00        9.850     0.000     85.00       n/a          n/a
 801115635     801115635   BURKE ANTHONY                 PA     79,900.00       12.150     0.000     85.00       n/a          n/a
 801149816     801149816   ORSINI NICHOLAS G             OH     19,900.00       11.200     0.000     84.96       n/a          n/a
 801154295     801154295   LIBRIZZI JOSEPH               NY     50,000.00       11.500     0.000     62.23       n/a          n/a
 801168162     801168162   PARKER IRENE T                SC     22,400.00       13.450     0.000     70.00       n/a          n/a
 801183740     801183740   JORDAN FRANK                  CT     34,000.00       11.250     0.000     68.99       n/a          n/a
 801205121     801205121   PACHECO MIRTA I               NY     30,000.00       10.300     0.000     46.15       n/a          n/a
 801205584     801205584   PAGE DAVID N                  CO     23,000.00       11.450     0.000     89.98       n/a          n/a
 801224163     801224163   CURTIS JR WILLIAM L           PA    122,000.00       11.400     0.000     84.20       n/a          n/a
 801225244     801225244   MCCARTHY TIMOTHY P            MA     21,500.00       11.800     0.000     83.40       n/a          n/a
 801232349     801232349   KALLER RONALD P               UT     12,550.00       11.450     0.000     89.91       n/a          n/a
 801247461     801247461   EDWARDS PATRICIA              NY    153,000.00       12.300     0.000     85.00       n/a          n/a
 801020512     801020512   SADAT DIVINE                  NJ     90,000.00       11.550     0.000     90.00       n/a          n/a
 801160235     801160235   WILT MICHAEL M                PA     25,000.00       10.250     0.000     77.68       n/a          n/a
 801177221     801177221   MOORE RODNEY                  WV     55,800.00       10.900     0.000     87.18       n/a          n/a
 801195066     801195066   FALZARANO LOUIS               NJ     44,000.00       10.950     0.000     90.00       n/a          n/a
 801223728     801223728   CORWIN GENEVIEVE B            PA     80,750.00       10.700     0.000     85.00       n/a          n/a
 801230848     801230848   LABRUTTO DONALD R             NJ     34,102.00       12.400     0.000     80.14       n/a          n/a
 801249822     801249822   GREER WILLIAM J               CO    110,000.00       10.950     0.000     83.95       n/a          n/a
 801019076     801019076   SILBERMAN HERSHEL             NY     50,000.00       11.750     0.000     46.58       n/a          n/a
 801115619     801115619   BUCKNER SHERAL                SC     46,750.00       11.600     0.000     85.00       n/a          n/a
 801140237     801140237   SKINNER MARY C                IL     72,000.00       10.950     0.000     90.00       n/a          n/a
 801215724     801215724   SANTORO DANIEL J              NY     30,630.00       10.200     0.000     90.00       n/a          n/a
 801226507     801226507   GONZALES ALAN                 CA     27,000.00       12.000     0.000     12.10       n/a          n/a
8000032071    8000032071   ROGERS CINDY                  AL     20,500.00       11.810     0.000     84.35       n/a          n/a
 801147877     801147877   KANG SANGWON                  NJ     50,000.00       11.400     0.000     13.77       n/a          n/a
 801152794     801152794   BROWN CAROLYN O               GA     35,000.00       13.500     0.000     17.50       n/a          n/a
 801157959     801157959   PALUMBO FREDERICK D           NJ     18,875.00       12.400     0.000     82.63       n/a          n/a
 801196502     801196502   MCLEOD ELDRIDGE               NC     30,000.00       11.300     0.000     60.00       n/a          n/a
 801198540     801198540   KAPLAN RICHARD D              NJ     95,000.00       10.950     0.000     17.75       n/a          n/a
 801227455     801227455   WILKINS JANICE M              NC     26,100.00       11.450     0.000     90.00       n/a          n/a
 801241084     801241084   PAUL MICHAEL                  VA     38,000.00       10.550     0.000     66.57       n/a          n/a
 801245713     801245713   KOSLO MARK J                  NY     47,185.00       11.350     0.000     85.98       n/a          n/a
 801252354     801252354   DANIEL GERTRUDE               NY     87,900.00        8.750     0.000     50.22       n/a          n/a
 801108085     801108085   FORBES LISA                   CO     72,000.00       11.900     0.000     84.19       n/a          n/a
 801153743     801153743   NAPLES RALPH                  CT     23,000.00       11.250     0.000     84.89       n/a          n/a
 801173824     801173824   JOHNSON MARK                  SC     35,250.00       12.950     0.000     75.00       n/a          n/a
 801189531     801189531   BOMBARDIER JODY               MA     44,600.00       11.500     0.000     84.98       n/a          n/a
 801200015     801200015   CLARKE URSULA                 SC     21,000.00       12.350     0.000     32.30       n/a          n/a
 801205964     801205964   YOKEL ROSALIE R               PA     81,000.00        9.850     0.000     75.00       n/a          n/a
 801219023     801219023   ALIBRANDI JOHN                MA    155,250.00       11.100     0.000     90.00       n/a          n/a
 801238064     801238064   GIUSTIZIA RAYMOND             NY     60,000.00       10.750     0.000     79.50       n/a          n/a
 801253204     801253204   LAURIA ROBERT J               NY     30,000.00       11.450     0.000     88.63       n/a          n/a
 801264656     801264656   BARSKY LARRY P                PA    288,000.00        9.400     0.000     90.00       n/a          n/a
 801154113     801154113   ROBBINS ROSEMARIE             MA     64,175.00        9.550     0.000     85.56       n/a          n/a
 801158338     801158338   WOLGER JR FRED W              CA     70,000.00       11.600     0.000     69.55       n/a          n/a
 801161134     801161134   MCCLEERY DANIEL JR            NJ     30,000.00       10.200     0.000     72.30       n/a          n/a
 801197161     801197161   BARE THEODORE BAYLES          OR     50,000.00        9.150     0.000     79.29       n/a          n/a
 801209396     801209396   BHAGWANT BRIJLALL             NY    173,700.00       11.150     0.000     90.00       n/a          n/a
 801222092     801222092   GUARDADO MARINA               NY     25,800.00       12.650     0.000     80.95       n/a          n/a
 801224098     801224098   GARDNER JR DONALD E           FL     10,000.00       12.250     0.000     75.73       n/a          n/a
 801243411     801243411   REYNOLDS DEVON                IL     30,000.00       14.240     0.000     42.85       n/a          n/a
 801243460     801243460   WASHINGTON DEREK              PA     15,421.00       12.500     0.000     69.99       n/a          n/a
 801252271     801252271   POULIN FRANCINE               CT     30,500.00       12.200     0.000     72.40       n/a          n/a
 801256348     801256348   WELTER JR ERNEST              NJ     30,000.00       11.550     0.000     20.54       n/a          n/a
 801257163     801257163   ROGERS FRANK                  CO     44,361.00       10.250     0.000     81.25       n/a          n/a
 801259201     801259201   MILIANO THOMAS                MA     39,891.00       11.950     0.000     90.00       n/a          n/a
 801277567     801277567   NACKOS CHARLES JAMES          UT     66,050.00       11.400     0.000     64.66       n/a          n/a
 801000274     801000274   KRULL SILVIA                  OH     28,000.00       10.800     0.000     80.00       n/a          n/a
 801122011     801122011   FERRELL CARMEN D              OH     14,000.00       11.450     0.000     80.00       n/a          n/a
 801139080     801139080   ESEPPI DAVID                  CA    115,000.00       10.650     0.000     33.82       n/a          n/a
 801148990     801148990   BERRY II CLAY C               NY    198,000.00       11.450     0.000     90.00       n/a          n/a

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
 801205527     801205527   GULLO FRANK                    0      00 00 00                 020       F
 801206996     801206996   BRITTINGHAM LEON A             0      00 00 00                 015       F
 801328113     801328113   PALUCH PATRICK W               0      00 00 00                 015       F
 801085655     801085655   LONG BRYAN A                   0      00 00 00                 020       F
 801139205     801139205   ROBINSON RUTH A                0      00 00 00                 045       F
 801171828     801171828   CAFONE GINA                    0      00 00 00                 045       F
 801173279     801173279   CORELLO JOHN L                 0      00 00 00                 015       F
 801201757     801201757   MITCHELL SUSAN M.              0      00 00 00                 015       F
 801221961     801221961   GROSSMAN MARC J                0      00 00 00                 020       F
 801227224     801227224   DUJETS VINCENT                 0      00 00 00                 015       F
 801232562     801232562   MONSELL RUTH C                 0      00 00 00                 030       F
 801091802     801091802   BUSHNELL EDWARD J              0      00 00 00                 045       F
 801115635     801115635   BURKE ANTHONY                  0      00 00 00                 045       F
 801149816     801149816   ORSINI NICHOLAS G              0      00 00 00                 015       F
 801154295     801154295   LIBRIZZI JOSEPH                0      00 00 00                 015       F
 801168162     801168162   PARKER IRENE T                 0      00 00 00                 015       F
 801183740     801183740   JORDAN FRANK                   0      00 00 00                 015       F
 801205121     801205121   PACHECO MIRTA I                0      00 00 00                 020       F
 801205584     801205584   PAGE DAVID N                   0      00 00 00                 015       F
 801224163     801224163   CURTIS JR WILLIAM L            0      00 00 00                 020       F
 801225244     801225244   MCCARTHY TIMOTHY P             0      00 00 00                 015       F
 801232349     801232349   KALLER RONALD P                0      00 00 00                 020       F
 801247461     801247461   EDWARDS PATRICIA               0      00 00 00                 030       F
 801020512     801020512   SADAT DIVINE                   0      00 00 00                 045       F
 801160235     801160235   WILT MICHAEL M                 0      00 00 00                 015       F
 801177221     801177221   MOORE RODNEY                   0      00 00 00                 030       F
 801195066     801195066   FALZARANO LOUIS                0      00 00 00                 015       F
 801223728     801223728   CORWIN GENEVIEVE B             0      00 00 00                 030       F
 801230848     801230848   LABRUTTO DONALD R              0      00 00 00                 045       F
 801249822     801249822   GREER WILLIAM J                0      00 00 00                 015       F
 801019076     801019076   SILBERMAN HERSHEL              0      00 00 00                 015       F
 801115619     801115619   BUCKNER SHERAL                 0      00 00 00                 020       F
 801140237     801140237   SKINNER MARY C                 0      00 00 00                 045       F
 801215724     801215724   SANTORO DANIEL J               0      00 00 00                 015       F
 801226507     801226507   GONZALES ALAN                  0      00 00 00                 020       F
8000032071    8000032071   ROGERS CINDY                   0      00 00 00                 020       F
 801147877     801147877   KANG SANGWON                   0      00 00 00                 015       F
 801152794     801152794   BROWN CAROLYN O                0      00 00 00                 045       F
 801157959     801157959   PALUMBO FREDERICK D            0      00 00 00                 045       F
 801196502     801196502   MCLEOD ELDRIDGE                0      00 00 00                 010       F
 801198540     801198540   KAPLAN RICHARD D               0      00 00 00                 015       F
 801227455     801227455   WILKINS JANICE M               0      00 00 00                 030       F
 801241084     801241084   PAUL MICHAEL                   0      00 00 00                 015       F
 801245713     801245713   KOSLO MARK J                   0      00 00 00                 010       F
 801252354     801252354   DANIEL GERTRUDE                0      00 00 00                 045       F
 801108085     801108085   FORBES LISA                    0      00 00 00                 020       F
 801153743     801153743   NAPLES RALPH                   0      00 00 00                 020       F
 801173824     801173824   JOHNSON MARK                   0      00 00 00                 015       F
 801189531     801189531   BOMBARDIER JODY                0      00 00 00                 020       F
 801200015     801200015   CLARKE URSULA                  0      00 00 00                 015       F
 801205964     801205964   YOKEL ROSALIE R                0      00 00 00                 015       F
 801219023     801219023   ALIBRANDI JOHN                 0      00 00 00                 045       F
 801238064     801238064   GIUSTIZIA RAYMOND              0      00 00 00                 045       F
 801253204     801253204   LAURIA ROBERT J                0      00 00 00                 020       F
 801264656     801264656   BARSKY LARRY P                 0      00 00 00                 030       F
 801154113     801154113   ROBBINS ROSEMARIE              0      00 00 00                 045       F
 801158338     801158338   WOLGER JR FRED W               0      00 00 00                 045       F
 801161134     801161134   MCCLEERY DANIEL JR             0      00 00 00                 015       F
 801197161     801197161   BARE THEODORE BAYLES           0      00 00 00                 015       F
 801209396     801209396   BHAGWANT BRIJLALL              0      00 00 00                 045       F
 801222092     801222092   GUARDADO MARINA                0      00 00 00                 025       F
 801224098     801224098   GARDNER JR DONALD E            0      00 00 00                 015       F
 801243411     801243411   REYNOLDS DEVON                 0      00 00 00                 045       F
 801243460     801243460   WASHINGTON DEREK               0      00 00 00                 015       F
 801252271     801252271   POULIN FRANCINE                0      00 00 00                 010       F
 801256348     801256348   WELTER JR ERNEST               0      00 00 00                 045       F
 801257163     801257163   ROGERS FRANK                   0      00 00 00                 015       F
 801259201     801259201   MILIANO THOMAS                 0      00 00 00                 020       F
 801277567     801277567   NACKOS CHARLES JAMES           0      00 00 00                 015       F
 801000274     801000274   KRULL SILVIA                   0      00 00 00                 030       F
 801122011     801122011   FERRELL CARMEN D               0      00 00 00                 030       F
 801139080     801139080   ESEPPI DAVID                   0      00 00 00                 020       F
 801148990     801148990   BERRY II CLAY C                0      00 00 00                 045       F

Hfs98-4                             12/9/98 th                     Page 12 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
 801156613     801156613   EDWARDS JOHN                  SC     52,700.00       12.800     0.000     85.00       n/a          n/a
 801165135     801165135   TOY STEPHANIE                 MA     20,000.00        9.500     0.000     80.00       n/a          n/a
 801189481     801189481   RACKLEY JR H B                NC     70,000.00       12.150     0.000     59.45       n/a          n/a
 801200411     801200411   WATKINS SR ROBERT EARL        FL     18,500.00       11.300     0.000     54.41       n/a          n/a
 801201930     801201930   SPENCE RASHUAN J              NJ     79,900.00        9.800     0.000     85.00       n/a          n/a
 801202946     801202946   NADWAIRSKI TREASURE           CT     49,000.00       13.650     0.000     80.32       n/a          n/a
 801210733     801210733   HYMAN MERRILL                 NY    171,980.00       11.800     0.000     85.99       n/a          n/a
 801232265     801232265   SCHREIBER DONALD              CT     47,807.00       11.500     0.000      0.00       n/a          n/a
 801234865     801234865   SWOPE DONNA LYNN              CO     27,000.00       10.450     0.000     69.99       n/a          n/a
 801238338     801238338   VASQUEZ CARMEN M              IL    148,500.00       11.450     0.000     90.00       n/a          n/a
 801241001     801241001   ANGEL ALISON                  MA    237,150.00       10.750     0.000     89.83       n/a          n/a
 801265646     801265646   DIAMOND ROBERT D              NY     30,648.00       11.500     0.000     84.91       n/a          n/a
 801270216     801270216   KONSTANTIN GARY               NY    175,675.00       12.650     0.000     78.88       n/a          n/a
 801273558     801273558   DELGADO EDGAR                 NY     24,000.00       12.500     0.000     89.90       n/a          n/a
 801274358     801274358   BRICK SR THOMAS A             NY     33,500.00       11.450     0.000     89.93       n/a          n/a
 801275066     801275066   GARCIA HAYDEE                 NY     51,090.00       11.950     0.000     89.99       n/a          n/a
 801096199     801096199   WEIDEMAN EDWARD J             PA     40,208.00       12.800     0.000     85.00       n/a          n/a
 801264813     801264813   LORETONI VINCENT              NY     71,400.00       11.500     0.000     89.96       n/a          n/a
 801274606     801274606   STUMP KEITH L                 WV     56,000.00       10.250     0.000     78.87       n/a          n/a
 801280769     801280769   LENOIR PETER                  CT     13,000.00        9.250     0.000      6.28       n/a          n/a
 801167016     801167016   CHARLES FRANCIS               NY     30,000.00       12.150     0.000     18.75       n/a          n/a
 801198185     801198185   JEANLUS MICHELINE             NY    240,000.00       11.600     0.000     75.00       n/a          n/a
 801205675     801205675   BAKARI AYANA                  NY    157,250.00       11.250     0.000     85.00       n/a          n/a
 801240169     801240169   SHAW PHILLIP R                TN     31,000.00        9.750     0.000     84.66       n/a          n/a
 801241282     801241282   BITTNER JR JOHN               GA     22,000.00       12.400     0.000     84.97       n/a          n/a
 801250192     801250192   NAJOAN ALEX                   NY     27,300.00       11.900     0.000     21.00       n/a          n/a
 801254103     801254103   BLANKENSHIP ANDREW            SC     46,000.00       12.150     0.000     83.12       n/a          n/a
 801255829     801255829   BORIS MARY M.                 FL     12,500.00       10.750     0.000     86.00       n/a          n/a
 801257627     801257627   GREEN NATHANIEL               CT    296,910.00       10.400     0.000     90.00       n/a          n/a
 801054628     801054628   REYES FREDDY A                NY     25,000.00       11.950     0.000     13.88       n/a          n/a
 801107822     801107822   FENNOY TONY                   CA     14,193.00       11.950     0.000     79.81       n/a          n/a
 801153073     801153073   RAMPERSAUD SURESH             NY    154,000.00       11.550     0.000     70.00       n/a          n/a
 801176546     801176546   THOMAS III MICHAEL F          CA     23,450.00       11.900     0.000     13.10       n/a          n/a
 801207309     801207309   LICATA DENNIS P               NY     65,275.00       10.640     0.000     80.40       n/a          n/a
 801238965     801238965   LINDSAY BARRIE                CA     59,000.00       12.400     0.000     15.32       n/a          n/a
 801243064     801243064   RUMOLO CHARLES A              PA     20,577.00       13.350     0.000     80.98       n/a          n/a
 801262817     801262817   SINGH MAHENDRA                NY     83,400.00       12.500     0.000     85.97       n/a          n/a
 801279472     801279472   SARATOGA REALTY 272           NY    120,000.00       13.600     0.000     53.33       n/a          n/a
 801063702     801063702   SMITH EVERETT                 NY    150,000.00       12.840     0.000     42.85       n/a          n/a
 801164450     801164450   BOYLE EDWARD                  NJ     57,000.00       12.650     0.000     84.92       n/a          n/a
 801174038     801174038   BOODRAMSINGH SURESH           NY     22,750.00       11.400     0.000     80.97       n/a          n/a
 801217522     801217522   ROGUZAC ALAIN J               MA    291,500.00       12.400     0.000     80.97       n/a          n/a
 801224213     801224213   KIRKLAND RHONDA E             FL     35,000.00       14.350     0.000     70.00       n/a          n/a
 801231887     801231887   LILLIE CLAIRE T               RI     21,700.00       12.600     0.000     80.01       n/a          n/a
 801238312     801238312   BUTLER HOLLAND D              UT     52,500.00       11.700     0.000     86.21       n/a          n/a
 801244484     801244484   KING IRU                      NY     71,400.00       11.900     0.000     84.87       n/a          n/a
 801246489     801246489   DURAN BILLY                   NY    123,000.00       11.400     0.000     66.48       n/a          n/a
 801258559     801258559   MISCEDRA LAWRENCE R           NY     40,000.00       12.990     0.000     78.09       n/a          n/a
 801273541     801273541   COOMBS ANDREA B.              NY    332,500.00       11.500     0.000     70.00       n/a          n/a
 801280041     801280041   LIGUORI FRANK L               NY     34,000.00       11.050     0.000     79.95       n/a          n/a
 801101874     801101874   HARTLEY JOHN                  FL     10,000.00       10.150     0.000     81.63       n/a          n/a
 801110008     801110008   MAIORINO ALFONSO              NY     45,000.00       12.650     0.000     85.33       n/a          n/a
 801185018     801185018   WHITTIKER WILLIAM C           SC     65,450.00       12.800     0.000     85.00       n/a          n/a
 801208679     801208679   SHELTON TIMOTHY               NJ     93,700.00       12.150     0.000     85.96       n/a          n/a
 801210337     801210337   MOORE CARL A                  GA     16,916.00       10.900     0.000     89.30       n/a          n/a
 801243486     801243486   JONES MILYON D                MD    499,000.00       11.800     0.000     75.60       n/a          n/a
 801262916     801262916   INTELLI MIKE                  NJ    110,500.00       12.900     0.000     85.00       n/a          n/a
 801274549     801274549   FRANK PAULA D                 OH     23,000.00       13.150     0.000     82.87       n/a          n/a
 801278052     801278052   SCANLON SR KEVIN              NJ     44,111.00       11.950     0.000     90.00       n/a          n/a
 801164112     801164112   CHEY YOUNG                    CA     30,000.00       11.350     0.000     83.25       n/a          n/a
 801170648     801170648   BROOKS II ROBERT R            VA     26,800.00       12.900     0.000     80.00       n/a          n/a
 801204934     801204934   WORSLEY DONALD R              NC     49,500.00       14.650     0.000     75.00       n/a          n/a
 801217837     801217837   HALL THEODORE                 SC     54,000.00       11.000     0.000     90.00       n/a          n/a
 801224528     801224528   CURATOLO ALAN P               FL     15,000.00       12.800     0.000     82.60       n/a          n/a
 801224676     801224676   MYERS JR WILLIAM J            PA     45,500.00       11.200     0.000     79.82       n/a          n/a
 801237264     801237264   BOUSFIHA PATSY                FL     35,700.00       13.700     0.000     69.32       n/a          n/a
 801241878     801241878   BIRCH DARRELL                 SC     26,350.00       10.950     0.000     85.00       n/a          n/a
 801254608     801254608   GRANDOIT JACQUES F            MA     96,525.00       11.100     0.000     90.00       n/a          n/a
 801263138     801263138   CAMPBELL JR CLYDE E           PA     52,400.00        9.450     0.000     69.86       n/a          n/a
 801283144     801283144   LOCKE PATRICIA                MA     25,000.00       11.250     0.000     69.52       n/a          n/a
 801285164     801285164   VANN MARGARET                 NJ     45,000.00       11.650     0.000     90.00       n/a          n/a
8000035538    8000035538   LANE ALLEN                    FL     12,000.00       12.400     0.000     79.81       n/a          n/a
 801222969     801222969   EVANS CARLA D                 IL    110,500.00       11.600     0.000     85.00       n/a          n/a

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
 801156613     801156613   EDWARDS JOHN                   0      00 00 00                 020       F
 801165135     801165135   TOY STEPHANIE                  0      00 00 00                 015       F
 801189481     801189481   RACKLEY JR H B                 0      00 00 00                 045       F
 801200411     801200411   WATKINS SR ROBERT EARL         0      00 00 00                 015       F
 801201930     801201930   SPENCE RASHUAN J               0      00 00 00                 045       F
 801202946     801202946   NADWAIRSKI TREASURE            0      00 00 00                 015       F
 801210733     801210733   HYMAN MERRILL                  0      00 00 00                 045       F
 801232265     801232265   SCHREIBER DONALD               0      00 00 00                 045       F
 801234865     801234865   SWOPE DONNA LYNN               0      00 00 00                 015       F
 801238338     801238338   VASQUEZ CARMEN M               0      00 00 00                 030       F
 801241001     801241001   ANGEL ALISON                   0      00 00 00                 045       F
 801265646     801265646   DIAMOND ROBERT D               0      00 00 00                 045       F
 801270216     801270216   KONSTANTIN GARY                0      00 00 00                 045       F
 801273558     801273558   DELGADO EDGAR                  0      00 00 00                 015       F
 801274358     801274358   BRICK SR THOMAS A              0      00 00 00                 015       F
 801275066     801275066   GARCIA HAYDEE                  0      00 00 00                 020       F
 801096199     801096199   WEIDEMAN EDWARD J              0      00 00 00                 010       F
 801264813     801264813   LORETONI VINCENT               0      00 00 00                 020       F
 801274606     801274606   STUMP KEITH L                  0      00 00 00                 020       F
 801280769     801280769   LENOIR PETER                   0      00 00 00                 015       F
 801167016     801167016   CHARLES FRANCIS                0      00 00 00                 015       F
 801198185     801198185   JEANLUS MICHELINE              0      00 00 00                 045       F
 801205675     801205675   BAKARI AYANA                   0      00 00 00                 030       F
 801240169     801240169   SHAW PHILLIP R                 0      00 00 00                 010       F
 801241282     801241282   BITTNER JR JOHN                0      00 00 00                 015       F
 801250192     801250192   NAJOAN ALEX                    0      00 00 00                 015       F
 801254103     801254103   BLANKENSHIP ANDREW             0      00 00 00                 015       F
 801255829     801255829   BORIS MARY M.                  0      00 00 00                 015       F
 801257627     801257627   GREEN NATHANIEL                0      00 00 00                 045       F
 801054628     801054628   REYES FREDDY A                 0      00 00 00                 015       F
 801107822     801107822   FENNOY TONY                    0      00 00 00                 020       F
 801153073     801153073   RAMPERSAUD SURESH              0      00 00 00                 095       F
 801176546     801176546   THOMAS III MICHAEL F           0      00 00 00                 015       F
 801207309     801207309   LICATA DENNIS P                0      00 00 00                 020       F
 801238965     801238965   LINDSAY BARRIE                 0      00 00 00                 045       F
 801243064     801243064   RUMOLO CHARLES A               0      00 00 00                 015       F
 801262817     801262817   SINGH MAHENDRA                 0      00 00 00                 045       F
 801279472     801279472   SARATOGA REALTY 272            0      00 00 00                 093       F
 801063702     801063702   SMITH EVERETT                  0      00 00 00                 020       F
 801164450     801164450   BOYLE EDWARD                   0      00 00 00                 045       F
 801174038     801174038   BOODRAMSINGH SURESH            0      00 00 00                 015       F
 801217522     801217522   ROGUZAC ALAIN J                0      00 00 00                 045       F
 801224213     801224213   KIRKLAND RHONDA E              0      00 00 00                 020       F
 801231887     801231887   LILLIE CLAIRE T                0      00 00 00                 045       F
 801238312     801238312   BUTLER HOLLAND D               0      00 00 00                 045       F
 801244484     801244484   KING IRU                       0      00 00 00                 015       F
 801246489     801246489   DURAN BILLY                    0      00 00 00                 045       F
 801258559     801258559   MISCEDRA LAWRENCE R            0      00 00 00                 020       F
 801273541     801273541   COOMBS ANDREA B.               0      00 00 00                 045       F
 801280041     801280041   LIGUORI FRANK L                0      00 00 00                 020       F
 801101874     801101874   HARTLEY JOHN                   0      00 00 00                 045       F
 801110008     801110008   MAIORINO ALFONSO               0      00 00 00                 045       F
 801185018     801185018   WHITTIKER WILLIAM C            0      00 00 00                 020       F
 801208679     801208679   SHELTON TIMOTHY                0      00 00 00                 045       F
 801210337     801210337   MOORE CARL A                   0      00 00 00                 020       F
 801243486     801243486   JONES MILYON D                 0      00 00 00                 045       F
 801262916     801262916   INTELLI MIKE                   0      00 00 00                 045       F
 801274549     801274549   FRANK PAULA D                  0      00 00 00                 010       F
 801278052     801278052   SCANLON SR KEVIN               0      00 00 00                 015       F
 801164112     801164112   CHEY YOUNG                     0      00 00 00                 020       F
 801170648     801170648   BROOKS II ROBERT R             0      00 00 00                 015       F
 801204934     801204934   WORSLEY DONALD R               0      00 00 00                 020       F
 801217837     801217837   HALL THEODORE                  0      00 00 00                 030       F
 801224528     801224528   CURATOLO ALAN P                0      00 00 00                 010       F
 801224676     801224676   MYERS JR WILLIAM J             0      00 00 00                 015       F
 801237264     801237264   BOUSFIHA PATSY                 0      00 00 00                 020       F
 801241878     801241878   BIRCH DARRELL                  0      00 00 00                 015       F
 801254608     801254608   GRANDOIT JACQUES F             0      00 00 00                 045       F
 801263138     801263138   CAMPBELL JR CLYDE E            0      00 00 00                 020       F
 801283144     801283144   LOCKE PATRICIA                 0      00 00 00                 015       F
 801285164     801285164   VANN MARGARET                  0      00 00 00                 030       F
8000035538    8000035538   LANE ALLEN                     0      00 00 00                 015       F
 801222969     801222969   EVANS CARLA D                  0      00 00 00                 030       F

Hfs98-4                            12/9/98 th                      Page 13 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
  801178955    801178955   MILLER RONALD L                IN      13,500.00     12.500     0.000     75.00       n/a          n/a
  801197328    801197328   ROMANDETTO JOSEPH F            NY      46,689.00     12.250     0.000     75.98       n/a          n/a
  801201039    801201039   ROSARIO MARY                   FL      23,617.00     10.000     0.000     80.25       n/a          n/a
  801221664    801221664   DANDRIDGE ELVIRA               NY     152,000.00     10.050     0.000     80.00       n/a          n/a
  801226176    801226176   BAEHSER DIANNA L               SC      85,950.00     12.100     0.000     90.00       n/a          n/a
  801234279    801234279   GONZALES JERRY W               NM      64,500.00     11.900     0.000     75.00       n/a          n/a
  801241761    801241761   FAHEY WILLIAM JOSEPH           CA      37,358.00     12.100     0.000     79.99       n/a          n/a
  801242470    801242470   MURDAUGH CAROLYN               NY     133,000.00     11.250     0.000     71.89       n/a          n/a
  801243999    801243999   WEAVER JOAN                    MA      21,000.00     11.900     0.000     62.23       n/a          n/a
  801250069    801250069   BURKHART DAVID R               OR      49,140.00     11.100     0.000     85.00       n/a          n/a
  801256496    801256496   REDDER KATHLEEN T              NC      16,427.00     11.850     0.000     75.90       n/a          n/a
  801257197    801257197   VAUGHN LONNA                   MO      64,855.00     11.850     0.000     85.00       n/a          n/a
  801259458    801259458   NKWUO JONATHAN                 NJ      75,000.00     10.450     0.000     77.04       n/a          n/a
  801261769    801261769   BARD ALBERT                    ME      25,200.00     12.990     0.000     80.93       n/a          n/a
  801266990    801266990   SLATON DOUGLAS                 FL      52,500.00     14.350     0.000     70.00       n/a          n/a
  801271495    801271495   WILEY SIMMS JACQUELINE         SC      75,500.00     11.650     0.000     85.79       n/a          n/a
 5500003149   5500003149   RISHKOFSKI KIMBERLY            NJ      24,300.00     10.375     0.000     85.44       n/a          n/a
 5600006224   5600006224   LARSEN TODD R                  MN      12,700.00     13.250     0.000     79.99       n/a          n/a
 8000065113   8000065113   LATEN DEBORAH L.               IL      15,000.00     11.090     0.000     88.53       n/a          n/a
 8000067432   8000067432   HOUK LINDA R.                  NY      12,500.00     12.000     0.000     74.62       n/a          n/a
  801092651    801092651   PAVLENKO MIKHAIL               NY      30,000.00     12.650     0.000     23.07       n/a          n/a
  801106972    801106972   THOMPSON CHARLES               NJ      72,000.00      9.950     0.000     72.00       n/a          n/a
  801151200    801151200   VAUGHN THOMAS                  TX     118,800.00     10.650     0.000     89.32       n/a          n/a
  801156522    801156522   JONES EDDIE L                  NC      16,100.00     10.900     0.000      0.00       n/a          n/a
  801193459    801193459   RODRIQUEZ JANET C              IL      17,400.00     11.500     0.000     84.97       n/a          n/a
  801217993    801217993   ROSS SUSAN                     NC     121,500.00     11.650     0.000     90.00       n/a          n/a
  801218918    801218918   SANDIEGO DOUGLAS M             VA      24,000.00      9.900     0.000     90.00       n/a          n/a
  801220559    801220559   ROBINSON RENE                  FL      23,540.00     10.700     0.000     90.00       n/a          n/a
  801256827    801256827   TORRES RICARDO                 FL      16,600.00      9.850     0.000     83.90       n/a          n/a
  801257874    801257874   MERRICK RONALD M               CA      36,000.00     10.400     0.000     83.50       n/a          n/a
  801262296    801262296   SASSON SOLOMON                 NJ      55,870.00     12.500     0.000      0.00       n/a          n/a
  801263476    801263476   SCIMECA CHARLES F              FL      60,000.00      9.150     0.000     83.55       n/a          n/a
  801263583    801263583   MCCULLOUGH ROBERT P            SC      43,000.00     11.600     0.000     84.44       n/a          n/a
  801273426    801273426   LOOBY JEFFREY E                OH      81,600.00      7.870     0.000     80.00       n/a          n/a
  801277500    801277500   PARTRIDGE ALYN V               UT      14,839.00     11.150     0.000     89.99       n/a          n/a
  801278722    801278722   MCDOWELL PAMELA S.             NC      48,000.00     10.750     0.000     80.00       n/a          n/a
  801279647    801279647   DEVORE DARRELL                 NJ      28,000.00     11.700     0.000     89.56       n/a          n/a
  801285933    801285933   GIERI CORRADO                  NY      40,540.00     12.200     0.000     90.00       n/a          n/a
  801289141    801289141   SMITH JULIE                    OH      76,000.00     13.850     0.000     80.00       n/a          n/a
  801290552    801290552   MCCREATH RUBY                  NY     200,000.00     12.650     0.000     70.17       n/a          n/a
  801290750    801290750   MANCUSO CIRO                   NY      35,000.00     10.990     0.000     77.94       n/a          n/a
  801295429    801295429   NOCE VICTOR                    NY      66,000.00     13.800     0.000     80.32       n/a          n/a
  801298084    801298084   BAKALIS CHARALABOS P           NY      92,700.00     10.850     0.000     80.00       n/a          n/a
 5100027761   5100027761   MCBROOM RODERICK S             OR     108,000.00     11.525     0.000     90.00       n/a          n/a
 5200003613   5200003613   O'MALLEY DORAN CATHY ANN       NY      14,100.00      8.375     0.000     85.28       n/a          n/a
 5600009129   5600009129   SMURR MATTHEW E                FL     289,700.00     11.250     0.000     82.77       n/a          n/a
 8000048663   8000048663   CASTANEDO JOHN J.              IL      30,700.00     10.460     0.000     90.00       n/a          n/a
 8000063688   8000063688   JEANTY JEROME                  NY     125,000.00      7.750     0.000     41.66       n/a          n/a
  801117417    801117417   SIEGRIST DEBRA A               MI      65,600.00     14.100     0.000     74.54       n/a          n/a
  801172891    801172891   BITONDO JIUSEPPE               NJ     150,000.00     13.990     0.000      0.00       n/a          n/a
  801182882    801182882   WALLACE MARK ANTHONY           NY      37,000.00     12.050     0.000     89.70       n/a          n/a
  801236100    801236100   KREISER DANIEL                 PA      17,930.00     12.800     0.000     85.16       n/a          n/a
  801267980    801267980   UPSON JUANITA ANN              CO      33,000.00     11.200     0.000     72.73       n/a          n/a
  801274127    801274127   WILLIAMSON GLENN R.            NC      39,725.00     11.350     0.000     80.00       n/a          n/a
  801276981    801276981   REYNOLDS WINSTON               NY     102,400.00     10.050     0.000     80.00       n/a          n/a
 5100021442   5100021442   SHIVELEY SHELLEY R             MI      24,400.00     11.375     0.000     89.97       n/a          n/a
 5100022408   5100022408   BREY ROBERT J                  MI      33,900.00     10.125     0.000     71.64       n/a          n/a
 5100030955   5100030955   LACROIX JACQUELINE             MA     214,200.00     10.990     0.000     84.00       n/a          n/a
 5600008154   5600008154   BAUMEISTER DAVID F             WI      30,600.00     11.750     0.000     81.67       n/a          n/a
 8000052178   8000052178   HANNA EDWARD                   NY     246,500.00      9.610     0.000     85.00       n/a          n/a
  801089319    801089319   YORK MARK A.                   IL      89,300.00     12.900     0.000     79.88       n/a          n/a
  801149667    801149667   DENVER URBAN RE                CO     393,750.00     13.450     0.000     52.50       n/a          n/a
  801206657    801206657   ORTIZ LILLIA                   CT      16,915.00      9.850     0.000     67.66       n/a          n/a
  801206897    801206897   DAY JOE L JR                   OH      49,600.00     12.300     0.000     80.00       n/a          n/a
  801207705    801207705   ROBINSON KETURAH J             FL      46,400.00      9.650     0.000     80.00       n/a          n/a
  801221532    801221532   UTTER RUSSELL M                SC      65,450.00     11.750     0.000     85.00       n/a          n/a
  801221649    801221649   BRANNON BRETT                  UT      50,555.00     13.150     0.000     85.00       n/a          n/a
  801225822    801225822   LANCASTER DAVID                FL      15,085.00     10.900     0.000     89.99       n/a          n/a
  801234113    801234113   DOWNING MICHELLE               IL      22,500.00     10.400     0.000     90.00       n/a          n/a
  801243775    801243775   WILLIAMS TERRANCE              IL     107,200.00     15.450     0.000     64.97       n/a          n/a
  801257635    801257635   KOENIG JOHN J                  NY      56,000.00     12.850     0.000     80.00       n/a          n/a
  801269283    801269283   COOPER TRACY V                 OH      81,000.00     10.400     0.000     90.00       n/a          n/a
  801270984    801270984   WEEKES ANN MARIE               NY      39,000.00     11.700     0.000     89.36       n/a          n/a

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
  801178955    801178955   MILLER RONALD L                0      00 00 00                  015       F
  801197328    801197328   ROMANDETTO JOSEPH F            0      00 00 00                  045       F
  801201039    801201039   ROSARIO MARY                   0      00 00 00                  015       F
  801221664    801221664   DANDRIDGE ELVIRA               0      00 00 00                  045       F
  801226176    801226176   BAEHSER DIANNA L               0      00 00 00                  030       F
  801234279    801234279   GONZALES JERRY W               0      00 00 00                  015       F
  801241761    801241761   FAHEY WILLIAM JOSEPH           0      00 00 00                  045       F
  801242470    801242470   MURDAUGH CAROLYN               0      00 00 00                  045       F
  801243999    801243999   WEAVER JOAN                    0      00 00 00                  020       F
  801250069    801250069   BURKHART DAVID R               0      00 00 00                  045       F
  801256496    801256496   REDDER KATHLEEN T              0      00 00 00                  010       F
  801257197    801257197   VAUGHN LONNA                   0      00 00 00                  030       F
  801259458    801259458   NKWUO JONATHAN                 0      00 00 00                  045       F
  801261769    801261769   BARD ALBERT                    0      00 00 00                  015       F
  801266990    801266990   SLATON DOUGLAS                 0      00 00 00                  020       F
  801271495    801271495   WILEY SIMMS JACQUELINE         0      00 00 00                  030       F
 5500003149   5500003149   RISHKOFSKI KIMBERLY            0      00 00 00                  405       F
 5600006224   5600006224   LARSEN TODD R                  0      00 00 00                  405       F
 8000065113   8000065113   LATEN DEBORAH L.               0      00 00 00                  015       F
 8000067432   8000067432   HOUK LINDA R.                  0      00 00 00                  020       F
  801092651    801092651   PAVLENKO MIKHAIL               0      00 00 00                  045       F
  801106972    801106972   THOMPSON CHARLES               0      00 00 00                  015       F
  801151200    801151200   VAUGHN THOMAS                  0      00 00 00                  321       F
  801156522    801156522   JONES EDDIE L                  0      00 00 00                  045       F
  801193459    801193459   RODRIQUEZ JANET C              0      00 00 00                  045       F
  801217993    801217993   ROSS SUSAN                     0      00 00 00                  030       F
  801218918    801218918   SANDIEGO DOUGLAS M             0      00 00 00                  015       F
  801220559    801220559   ROBINSON RENE                  0      00 00 00                  045       F
  801256827    801256827   TORRES RICARDO                 0      00 00 00                  015       F
  801257874    801257874   MERRICK RONALD M               0      00 00 00                  020       F
  801262296    801262296   SASSON SOLOMON                 0      00 00 00                  015       F
  801263476    801263476   SCIMECA CHARLES F              0      00 00 00                  020       F
  801263583    801263583   MCCULLOUGH ROBERT P            0      00 00 00                  015       F
  801273426    801273426   LOOBY JEFFREY E                0      00 00 00                  045       F
  801277500    801277500   PARTRIDGE ALYN V               0      00 00 00                  015       F
  801278722    801278722   MCDOWELL PAMELA S.             0      00 00 00                  015       F
  801279647    801279647   DEVORE DARRELL                 0      00 00 00                  015       F
  801285933    801285933   GIERI CORRADO                  0      00 00 00                  015       F
  801289141    801289141   SMITH JULIE                    0      00 00 00                  030       F
  801290552    801290552   MCCREATH RUBY                  0      00 00 00                  093       F
  801290750    801290750   MANCUSO CIRO                   0      00 00 00                  020       F
  801295429    801295429   NOCE VICTOR                    0      00 00 00                  045       F
  801298084    801298084   BAKALIS CHARALABOS P           0      00 00 00                  045       F
 5100027761   5100027761   MCBROOM RODERICK S             0      00 00 00                  405       F
 5200003613   5200003613   O'MALLEY DORAN CATHY ANN       0      00 00 00                  430       F
 5600009129   5600009129   SMURR MATTHEW E                0      00 00 00                  405       F
 8000048663   8000048663   CASTANEDO JOHN J.              0      00 00 00                  015       F
 8000063688   8000063688   JEANTY JEROME                  0      00 00 00                  015       F
  801117417    801117417   SIEGRIST DEBRA A               0      00 00 00                  015       F
  801172891    801172891   BITONDO JIUSEPPE               0      00 00 00                  030       F
  801182882    801182882   WALLACE MARK ANTHONY           0      00 00 00                  045       F
  801236100    801236100   KREISER DANIEL                 0      00 00 00                  015       F
  801267980    801267980   UPSON JUANITA ANN              0      00 00 00                  045       F
  801274127    801274127   WILLIAMSON GLENN R.            0      00 00 00                  010       F
  801276981    801276981   REYNOLDS WINSTON               0      00 00 00                  045       F
 5100021442   5100021442   SHIVELEY SHELLEY R             0      00 00 00                  405       F
 5100022408   5100022408   BREY ROBERT J                  0      00 00 00                  405       F
 5100030955   5100030955   LACROIX JACQUELINE             0      00 00 00                  405       F
 5600008154   5600008154   BAUMEISTER DAVID F             0      00 00 00                  405       F
 8000052178   8000052178   HANNA EDWARD                   0      00 00 00                  030       F
  801089319    801089319   YORK MARK A.                   0      00 00 00                  020       F
  801149667    801149667   DENVER URBAN RE                0      00 00 00                  093       F
  801206657    801206657   ORTIZ LILLIA                   0      00 00 00                  020       F
  801206897    801206897   DAY JOE L JR                   0      00 00 00                  045       F
  801207705    801207705   ROBINSON KETURAH J             0      00 00 00                  020       F
  801221532    801221532   UTTER RUSSELL M                0      00 00 00                  020       F
  801221649    801221649   BRANNON BRETT                  0      00 00 00                  045       F
  801225822    801225822   LANCASTER DAVID                0      00 00 00                  015       F
  801234113    801234113   DOWNING MICHELLE               0      00 00 00                  015       F
  801243775    801243775   WILLIAMS TERRANCE              0      00 00 00                  095       F
  801257635    801257635   KOENIG JOHN J                  0      00 00 00                  045       F
  801269283    801269283   COOPER TRACY V                 0      00 00 00                  030       F
  801270984    801270984   WEEKES ANN MARIE               0      00 00 00                  015       F

Hfs98-4                            12/9/98 th                      Page 14 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
  801274770    801274770   MARTE EUGENIO                  NY     110,000.00     11.100     0.000     66.66       n/a          n/a
  801275629    801275629   WILKIE BLANCHE I               FL      29,600.00     11.150     0.000     80.00       n/a          n/a
  801282377    801282377   LYDA RONALD A.                 NC      38,400.00     12.150     0.000     80.00       n/a          n/a
  801284472    801284472   RALPH JR JOHN F                FL     105,300.00      8.870     0.000     84.91       n/a          n/a
  801284811    801284811   GREENING KAREN E               FL      23,500.00     10.850     0.000     84.86       n/a          n/a
  801305681    801305681   CSASZAR PHYLLIS A              FL      49,750.00     12.150     0.000     83.41       n/a          n/a
  801306069    801306069   MILLIGAN SHELDON M.            FL      28,200.00     10.600     0.000     47.00       n/a          n/a
 5100027548   5100027548   WILLIAMS JACQUELINE            MI      13,300.00     11.240     0.000     55.61       n/a          n/a
 5500004394   5500004394   SHERWOOD WILLIAM               NY      62,900.00     11.375     0.000     86.16       n/a          n/a
 5500006209   5500006209   LAFOUNTAIN RONALD L            FL      15,700.00     11.775     0.000     86.06       n/a          n/a
 5600007701   5600007701   SIMMONS WALTER E               AZ      61,600.00     12.125     0.000     77.00       n/a          n/a
 8000043391   8000043391   KIM SEOK-HO                    TN      69,900.00      9.210     0.000     85.87       n/a          n/a
 8000045172   8000045172                                  IL     120,500.00     12.350     0.000     53.31       n/a          n/a
 8000060064   8000060064   ISAAC KARAMCHAN                NY      12,400.00     10.550     0.000     80.88       n/a          n/a
  801095829    801095829   CHAVIS JIMMY                   SC      50,000.00     10.850     0.000     78.12       n/a          n/a
  801101635    801101635   STREET REALTY T 2185 WASHINGTO MA     485,000.00     10.950     0.000     60.62       n/a          n/a
  801136383    801136383   GIBSON TIMOTHY L               SC      36,375.00     12.950     0.000     75.00       n/a          n/a
  801137811    801137811   HILLER GUIA                    CT      27,000.00     12.400     0.000     84.90       n/a          n/a
  801144684    801144684   STARKS KATHERINE               IN      70,000.00      9.500     0.000     70.00       n/a          n/a
  801164260    801164260   ROBINSON KENNETH R             FL      38,500.00     14.350     0.000     70.00       n/a          n/a
  801191131    801191131   MASSEY CONWAY G                CO      30,000.00     11.250     0.000     40.00       n/a          n/a
  801203902    801203902   KEYSER BRADLEY R               UT      25,500.00     10.900     0.000     90.00       n/a          n/a
  801213737    801213737   SEO DOO SOO                    NJ      54,500.00     13.750     0.000     79.79       n/a          n/a
  801230087    801230087   PETERS GEORGE                  MA      27,200.00     11.700     0.000     90.00       n/a          n/a
  801231184    801231184   BAGDASARIAN DAVID              NJ      52,000.00     11.750     0.000      0.00       n/a          n/a
  801235474    801235474   DANIEL PATSY                   FL      37,500.00      9.250     0.000     75.00       n/a          n/a
  801236928    801236928   OVERBY TERESA G                NC      55,800.00     10.250     0.000     90.00       n/a          n/a
  801239765    801239765   WILMER JANET                   FL      20,300.00      9.400     0.000     82.00       n/a          n/a
  801248196    801248196   STEVENS GLORIA F               NY      19,915.00     13.150     0.000     85.78       n/a          n/a
  801252263    801252263   DESJARDINS DALE                FL      85,000.00      8.650     0.000     63.29       n/a          n/a
  801260530    801260530   DOMKE JAMES A                  FL      13,700.00      9.900     0.000     85.00       n/a          n/a
  801268855    801268855   WARD DANFORD                   NC      30,800.00     15.300     0.000     70.00       n/a          n/a
  801269648    801269648   HAYDEN TORY                    IN      28,000.00      9.850     0.000     80.00       n/a          n/a
  801270208    801270208   CAMPBELL ROBERT M              GA      19,500.00     12.350     0.000     84.31       n/a          n/a
  801270638    801270638   DONEGAN BRIAN                  CT      95,000.00     12.400     0.000     83.27       n/a          n/a
  801274143    801274143   BERGER KIM M                   MD      24,240.00     10.900     0.000     90.00       n/a          n/a
  801280058    801280058   FULLER PETER C                 PA      24,000.00     10.200     0.000     69.02       n/a          n/a
  801280900    801280900   PALMIERI ANTHONY A             NY      56,200.00     12.500     0.000     84.95       n/a          n/a
  801284704    801284704   BRILL GARY                     NY      60,000.00     10.550     0.000     75.00       n/a          n/a
  801291915    801291915   MORGAN III CHARLES W           FL      38,500.00     10.850     0.000     28.51       n/a          n/a
  801296658    801296658   HOWARD WILLIAM JAMES           MD      25,000.00     10.400     0.000     83.33       n/a          n/a
  801298936    801298936   BOYLE JR CLAIR J               UT      24,000.00     12.150     0.000     84.71       n/a          n/a
  801300476    801300476   MOORE WILLIAM D                AZ      15,500.00     11.150     0.000     89.80       n/a          n/a
  801306168    801306168   WILLIAMS REGINALD              IN      43,200.00     10.400     0.000     80.00       n/a          n/a
  801308792    801308792   WIILIAMS JOHN E                CA      35,000.00      9.350     0.000     65.86       n/a          n/a
  801309907    801309907   SMITH MARGOT A                 FL      21,219.00     10.650     0.000     90.00       n/a          n/a
  801314089    801314089   AGNIHOTRI LOVEE                NY      90,000.00     11.500     0.000     83.77       n/a          n/a
  801326182    801326182   JAMES BRUNY                    NY      33,223.00     11.150     0.000      0.00       n/a          n/a
 5100029445   5100029445   PAGE SHIRLEY                   MI      18,400.00     11.525     0.000     89.96       n/a          n/a
 5600007982   5600007982   PORADEK THERESE A              WI      37,700.00     12.625     0.000     83.77       n/a          n/a
 8000039027   8000039027   BROOKS KWON AE                 SC      35,700.00     11.800     0.000     89.95       n/a          n/a
 8000046717   8000046717   GANSLEY JOHN                   NJ      24,000.00     10.650     0.000     89.55       n/a          n/a
 8000052855   8000052855   MARK LANEY                     AL      19,700.00     10.770     0.000     69.99       n/a          n/a
 8000054422   8000054422   GAJDA JOSEPH                   FL     110,000.00     10.400     0.000     59.45       n/a          n/a
 8000059611   8000059611   SHAY JAMES                     GA      26,100.00     12.050     0.000     90.00       n/a          n/a
 8000063753   8000063753   GALLAGHER JAMES P              IL      75,000.00     11.750     0.000     64.44       n/a          n/a
 8000065436   8000065436   FURROW MAYLAND C               FL      18,900.00     11.800     0.000     89.99       n/a          n/a
  801177858    801177858   FICI ISMAIL                    NY      45,000.00      9.990     0.000     79.65       n/a          n/a
  801233479    801233479   AHLERS KENNETH R               NY      21,300.00     12.750     0.000     80.18       n/a          n/a
  801311481    801311481   LESTER LEWIS                   FL      16,000.00     10.700     0.000      0.00       n/a          n/a
  801014671    801014671   QUERRY JR JAMES E              PA      70,200.00     10.950     0.000     90.00       n/a          n/a
  801171372    801171372   OLSON RICHARD K                AZ      20,500.00     10.500     0.000     79.91       n/a          n/a
  801176462    801176462   CLARKE CHRISTENCHER            NY     187,500.00     12.750     0.000     75.00       n/a          n/a
  801182585    801182585   SANTIAGO FRANCISCO             CA      25,000.00     11.500     0.000     84.48       n/a          n/a
  801193491    801193491   MATHIAS BRIAN K                SC      25,924.00     12.350     0.000     84.90       n/a          n/a
  801196510    801196510   NUNNERY MICHELLE               SC      16,800.00     11.900     0.000     80.00       n/a          n/a
  801198243    801198243   KERLEY BOYD                    AZ      26,100.00     12.600     0.000     79.75       n/a          n/a
  801199860    801199860   LILES STEPHEN D                FL      17,800.00      9.750     0.000     89.96       n/a          n/a
  801206194    801206194   AMIANO RALPH                   NJ      32,000.00     11.600     0.000     84.74       n/a          n/a
  801209438    801209438   HINMAN JAMES R                 PA      33,400.00     11.500     0.000     83.33       n/a          n/a
  801228263    801228263   FRANKLIN KRANZ WILLIAM         FL      20,000.00     10.100     0.000     33.33       n/a          n/a
  801229493    801229493   STINSON RUTH A                 NC      13,500.00     10.400     0.000     76.67       n/a          n/a
  801236977    801236977   AVALOS CATALINA C              FL      22,900.00     10.200     0.000     90.00       n/a          n/a

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
  801274770    801274770   MARTE EUGENIO                  0      00 00 00                  045       F
  801275629    801275629   WILKIE BLANCHE I               0      00 00 00                  015       F
  801282377    801282377   LYDA RONALD A.                 0      00 00 00                  015       F
  801284472    801284472   RALPH JR JOHN F                0      00 00 00                  045       F
  801284811    801284811   GREENING KAREN E               0      00 00 00                  020       F
  801305681    801305681   CSASZAR PHYLLIS A              0      00 00 00                  045       F
  801306069    801306069   MILLIGAN SHELDON M.            0      00 00 00                  010       F
 5100027548   5100027548   WILLIAMS JACQUELINE            0      00 00 00                  405       F
 5500004394   5500004394   SHERWOOD WILLIAM               0      00 00 00                  405       F
 5500006209   5500006209   LAFOUNTAIN RONALD L            0      00 00 00                  405       F
 5600007701   5600007701   SIMMONS WALTER E               0      00 00 00                  405       F
 8000043391   8000043391   KIM SEOK-HO                    0      00 00 00                  020       F
 8000045172   8000045172                                  0      00 00 00                  045       F
 8000060064   8000060064   ISAAC KARAMCHAN                0      00 00 00                  045       F
  801095829    801095829   CHAVIS JIMMY                   0      00 00 00                  020       F
  801101635    801101635   STREET REALTY T 2185 WASHINGTO 0      00 00 00                  097       F
  801136383    801136383   GIBSON TIMOTHY L               0      00 00 00                  015       F
  801137811    801137811   HILLER GUIA                    0      00 00 00                  045       F
  801144684    801144684   STARKS KATHERINE               0      00 00 00                  030       F
  801164260    801164260   ROBINSON KENNETH R             0      00 00 00                  020       F
  801191131    801191131   MASSEY CONWAY G                0      00 00 00                  015       F
  801203902    801203902   KEYSER BRADLEY R               0      00 00 00                  045       F
  801213737    801213737   SEO DOO SOO                    0      00 00 00                  045       F
  801230087    801230087   PETERS GEORGE                  0      00 00 00                  020       F
  801231184    801231184   BAGDASARIAN DAVID              0      00 00 00                  015       F
  801235474    801235474   DANIEL PATSY                   0      00 00 00                  015       F
  801236928    801236928   OVERBY TERESA G                0      00 00 00                  020       F
  801239765    801239765   WILMER JANET                   0      00 00 00                  010       F
  801248196    801248196   STEVENS GLORIA F               0      00 00 00                  020       F
  801252263    801252263   DESJARDINS DALE                0      00 00 00                  015       F
  801260530    801260530   DOMKE JAMES A                  0      00 00 00                  015       F
  801268855    801268855   WARD DANFORD                   0      00 00 00                  020       F
  801269648    801269648   HAYDEN TORY                    0      00 00 00                  015       F
  801270208    801270208   CAMPBELL ROBERT M              0      00 00 00                  010       F
  801270638    801270638   DONEGAN BRIAN                  0      00 00 00                  045       F
  801274143    801274143   BERGER KIM M                   0      00 00 00                  015       F
  801280058    801280058   FULLER PETER C                 0      00 00 00                  045       F
  801280900    801280900   PALMIERI ANTHONY A             0      00 00 00                  045       F
  801284704    801284704   BRILL GARY                     0      00 00 00                  045       F
  801291915    801291915   MORGAN III CHARLES W           0      00 00 00                  020       F
  801296658    801296658   HOWARD WILLIAM JAMES           0      00 00 00                  015       F
  801298936    801298936   BOYLE JR CLAIR J               0      00 00 00                  015       F
  801300476    801300476   MOORE WILLIAM D                0      00 00 00                  015       F
  801306168    801306168   WILLIAMS REGINALD              0      00 00 00                  030       F
  801308792    801308792   WIILIAMS JOHN E                0      00 00 00                  020       F
  801309907    801309907   SMITH MARGOT A                 0      00 00 00                  045       F
  801314089    801314089   AGNIHOTRI LOVEE                0      00 00 00                  020       F
  801326182    801326182   JAMES BRUNY                    0      00 00 00                  045       F
 5100029445   5100029445   PAGE SHIRLEY                   0      00 00 00                  405       F
 5600007982   5600007982   PORADEK THERESE A              0      00 00 00                  405       F
 8000039027   8000039027   BROOKS KWON AE                 0      00 00 00                  020       F
 8000046717   8000046717   GANSLEY JOHN                   0      00 00 00                  015       F
 8000052855   8000052855   MARK LANEY                     0      00 00 00                  015       F
 8000054422   8000054422   GAJDA JOSEPH                   0      00 00 00                  020       F
 8000059611   8000059611   SHAY JAMES                     0      00 00 00                  015       F
 8000063753   8000063753   GALLAGHER JAMES P              0      00 00 00                  015       F
 8000065436   8000065436   FURROW MAYLAND C               0      00 00 00                  020       F
  801177858    801177858   FICI ISMAIL                    0      00 00 00                  020       F
  801233479    801233479   AHLERS KENNETH R               0      00 00 00                  015       F
  801311481    801311481   LESTER LEWIS                   0      00 00 00                  010       F
  801014671    801014671   QUERRY JR JAMES E              0      00 00 00                  030       F
  801171372    801171372   OLSON RICHARD K                0      00 00 00                  020       F
  801176462    801176462   CLARKE CHRISTENCHER            0      00 00 00                  093       F
  801182585    801182585   SANTIAGO FRANCISCO             0      00 00 00                  015       F
  801193491    801193491   MATHIAS BRIAN K                0      00 00 00                  015       F
  801196510    801196510   NUNNERY MICHELLE               0      00 00 00                  015       F
  801198243    801198243   KERLEY BOYD                    0      00 00 00                  015       F
  801199860    801199860   LILES STEPHEN D                0      00 00 00                  010       F
  801206194    801206194   AMIANO RALPH                   0      00 00 00                  045       F
  801209438    801209438   HINMAN JAMES R                 0      00 00 00                  015       F
  801228263    801228263   FRANKLIN KRANZ WILLIAM         0      00 00 00                  015       F
  801229493    801229493   STINSON RUTH A                 0      00 00 00                  015       F
  801236977    801236977   AVALOS CATALINA C              0      00 00 00                  015       F

Hfs98-4                            12/9/98 th                      Page 15 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
  801238742    801238742   PERALTA RADHAMES               RI      81,000.00     10.400     0.000     90.00       n/a          n/a
  801239856    801239856   HALKIDIS GEORGE                NY     182,000.00     11.990     0.000     70.00       n/a          n/a
  801243643    801243643   FISHER MARK                    SC      50,000.00     11.950     0.000     89.40       n/a          n/a
  801250903    801250903   MAYE ELIZABETH M               NY      21,000.00     12.100     0.000     83.90       n/a          n/a
  801252230    801252230   PENNICA PETER S                FL      13,500.00     10.950     0.000     90.00       n/a          n/a
  801255936    801255936   MATLICK B K                    PA      44,000.00     10.150     0.000     89.99       n/a          n/a
  801260233    801260233   DUVO MATHEW J                  PA      11,400.00     11.750     0.000     84.97       n/a          n/a
  801260449    801260449   ALEXANDER ROGER                SC      23,000.00     10.750     0.000     60.52       n/a          n/a
  801261025    801261025   EDMONDS WANDA T                VA      85,500.00     10.400     0.000     90.00       n/a          n/a
  801263724    801263724   SALLA DAVID W                  IN      51,350.00     12.050     0.000     84.71       n/a          n/a
  801265901    801265901   TODESCO SR WILLIAM R           NH      30,000.00     11.450     0.000     79.88       n/a          n/a
  801268020    801268020   LEONARD JOEL A                 MA      35,000.00      9.850     0.000     67.23       n/a          n/a
  801268772    801268772   PEEPERS DAVID J.               FL      11,179.00     13.350     0.000     80.00       n/a          n/a
  801272428    801272428   DISANTO ROBERT                 TX      30,600.00     11.250     0.000     85.00       n/a          n/a
  801278664    801278664   BOTSFORD JOHN                  NY      55,000.00     11.600     0.000     41.35       n/a          n/a
  801284050    801284050   DOUGHERTY DAVID M.             FL      17,500.00     10.650     0.000     89.90       n/a          n/a
  801287863    801287863   MERRITT LORRAINE               DE      36,000.00      9.750     0.000     60.00       n/a          n/a
  801293119    801293119   IRICK THOMAS JACQUELINE        SC      55,250.00     12.500     0.000     85.00       n/a          n/a
  801293515    801293515   RIGGIONE NICHOLAS              CT     581,000.00     10.400     0.000     70.00       n/a          n/a
  801309501    801309501   LITTLE SANDRA                  MD      39,500.00      9.000     0.000     84.51       n/a          n/a
  801319906    801319906   LEFEBVRE DOUGLAS A             CO     276,000.00      8.150     0.000     80.00       n/a          n/a
 5100022184   5100022184   EVANS JOYCE                    MI      19,000.00     10.875     0.000     76.72       n/a          n/a
 5100031714   5100031714   TSALTAS ANASTASIA              MA      44,400.00     11.125     0.000     79.76       n/a          n/a
 5100032456   5100032456   MARTIN LAWRENCE ANDREW         MI      71,900.00     12.240     0.000     84.68       n/a          n/a
 5500006407   5500006407   HUNT LYNNE E                   NY      49,400.00     10.375     0.000     89.14       n/a          n/a
 5600008717   5600008717   GASTON GEORGE A                WI      29,600.00     10.275     0.000     80.62       n/a          n/a
 5700002453   5700002453   TAYLOR MARLEA K                OH      22,800.00     10.775     0.000     60.73       n/a          n/a
 8000011778   8000011778   GIBSON ANNA MARIE              LA      26,000.00     12.740     0.000     65.00       n/a          n/a
 8000041387   8000041387   MILANESE FRANK                 FL      16,000.00     11.800     0.000     89.94       n/a          n/a
 8000045842   8000045842   CONLEY ARNETT                  OK       4,700.00     11.570     0.000     89.86       n/a          n/a
  801120726    801120726   RATZAN MICHAEL                 CO      60,000.00     11.300     0.000     84.70       n/a          n/a
  801144700    801144700   WALKER GLORIA                  IL     322,500.00     12.850     0.000     75.00       n/a          n/a
  801156928    801156928   RILEY DAWN M                   NY     170,910.00     10.650     0.000     90.00       n/a          n/a
  801159161    801159161   HOLT JEFFERY                   IL     115,200.00     14.650     0.000     60.00       n/a          n/a
  801220385    801220385   KILEY SHAWN                    MI      31,500.00     12.100     0.000     85.65       n/a          n/a
  801235417    801235417   LAPAN ALBINA                   FL      11,860.00     12.350     0.000     84.99       n/a          n/a
  801259318    801259318   CORDEIRO HERMANO               CT      60,000.00      9.050     0.000     30.00       n/a          n/a
  801266040    801266040   LUTTRELL WARREN                OR      43,500.00      9.900     0.000     89.89       n/a          n/a
  801267931    801267931   AMERY MIKE                     CA      55,000.00     11.950     0.000      0.00       n/a          n/a
  801290016    801290016   MERCER RICHARD A               WA      25,500.00     13.350     0.000     75.22       n/a          n/a
 8000043698   8000043698   SMITH CRAIG                    NY     150,000.00      9.660     0.000     37.50       n/a          n/a
 8000060676   8000060676   BRISCOE RAYMOND                FL       4,900.00     11.710     0.000     84.83       n/a          n/a
  800969412    800969412   GONZALEZ LUIS G                NY     112,500.00     12.350     0.000     75.00       n/a          n/a
  801067018    801067018   YATES QUINN                    NJ     105,950.00     14.300     0.000     65.00       n/a          n/a
  801152075    801152075   DURYEE CHARLES G               FL      42,000.00     10.300     0.000     76.36       n/a          n/a
  801257205    801257205   TIANG CHEN                     RI      60,000.00     11.350     0.000     85.32       n/a          n/a
  801258898    801258898   BRIDGES D BARBARA              FL      55,000.00     13.350     0.000     74.49       n/a          n/a
  801259631    801259631   LARSON KATHY A                 WA     140,000.00     11.100     0.000     84.35       n/a          n/a
  801275801    801275801   WHITE EUGENE A                 NY      29,800.00     12.550     0.000     84.99       n/a          n/a
  801280835    801280835   RAY BARBARA H                  FL      15,779.00     10.400     0.000     89.35       n/a          n/a
 5100024693   5100024693   FONG WILSON W                  WA      17,000.00     13.500     0.000     79.92       n/a          n/a
 5100026516   5100026516   HILL DONALD E                  ID      47,000.00      9.875     0.000     75.55       n/a          n/a
 5500003883   5500003883   ZUCCA SHARON                   NJ      27,700.00     10.875     0.000     89.28       n/a          n/a
 5600008238   5600008238   HUNTER THOMAS MICHAEL          KY      17,400.00     12.250     0.000     67.08       n/a          n/a
 8000061179   8000061179   CALVERT TAMMY                  AL      60,000.00      9.920     0.000     64.40       n/a          n/a
  801125097    801125097   MARCK BRUNEL                   NY      39,190.00     12.400     0.000     85.98       n/a          n/a
  801240375    801240375   CARNEVALE ROBERT S             FL      22,000.00     13.100     0.000     79.76       n/a          n/a
  801296138    801296138   BULSON ROBERT ELLORY           FL      25,000.00     10.500     0.000     62.50       n/a          n/a
  801324658    801324658   COHEN LAWRENCE H               MA     101,200.00     11.875     0.000     84.98       n/a          n/a
 5100022218   5100022218   BRECHEISEN JOHN D              MI      41,000.00     12.875     0.000     79.99       n/a          n/a
 5100026946   5100026946   ROCHE JOHN P                   NY      81,800.00     11.000     0.000     77.04       n/a          n/a
 5100032449   5100032449   CHANG YEN-LING                 MA      59,700.00     11.240     0.000     66.80       n/a          n/a
 5500004238   5500004238   NOVICK BEVERLY                 NY      30,100.00     12.990     0.000     73.82       n/a          n/a
 5500004469   5500004469   BABCOCK JEFFREY P              NY      53,600.00      8.875     0.000     86.45       n/a          n/a
 5600009749   5600009749   ROBERTSON DANIEL CONNOR        NM      19,600.00     10.375     0.000     88.73       n/a          n/a
 8000054091   8000054091   BENDER TERRY C.                PA      15,600.00     13.250     0.000     86.13       n/a          n/a
  801139999    801139999   ROBLEDO ANTONIO                IL     225,000.00     12.050     0.000     75.00       n/a          n/a
  801202276    801202276   COCHRAN PETER W                PA      38,000.00     11.050     0.000     80.00       n/a          n/a
  801243163    801243163   WILLIAMS CHESTER J. JR         GA      18,000.00     10.750     0.000     58.06       n/a          n/a
 5100024925   5100024925   HOGAN MICHAEL J                MI      18,600.00      9.875     0.000     58.33       n/a          n/a
 5100026060   5100026060   DRISCOLL JAMES D               MA      24,800.00     11.625     0.000     84.73       n/a          n/a
 5100026128   5100026128   MULVIHILL TIMOTHY S            MI      24,100.00     10.875     0.000     79.63       n/a          n/a
 5100028108   5100028108   YATES CHARLES F                MI      20,600.00     10.025     0.000     47.43       n/a          n/a

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
  801238742    801238742   PERALTA RADHAMES               0      00 00 00                  045       F
  801239856    801239856   HALKIDIS GEORGE                0      00 00 00                  045       F
  801243643    801243643   FISHER MARK                    0      00 00 00                  045       F
  801250903    801250903   MAYE ELIZABETH M               0      00 00 00                  015       F
  801252230    801252230   PENNICA PETER S                0      00 00 00                  010       F
  801255936    801255936   MATLICK B K                    0      00 00 00                  015       F
  801260233    801260233   DUVO MATHEW J                  0      00 00 00                  020       F
  801260449    801260449   ALEXANDER ROGER                0      00 00 00                  010       F
  801261025    801261025   EDMONDS WANDA T                0      00 00 00                  030       F
  801263724    801263724   SALLA DAVID W                  0      00 00 00                  020       F
  801265901    801265901   TODESCO SR WILLIAM R           0      00 00 00                  020       F
  801268020    801268020   LEONARD JOEL A                 0      00 00 00                  045       F
  801268772    801268772   PEEPERS DAVID J.               0      00 00 00                  010       F
  801272428    801272428   DISANTO ROBERT                 0      00 00 00                  015       F
  801278664    801278664   BOTSFORD JOHN                  0      00 00 00                  020       F
  801284050    801284050   DOUGHERTY DAVID M.             0      00 00 00                  015       F
  801287863    801287863   MERRITT LORRAINE               0      00 00 00                  020       F
  801293119    801293119   IRICK THOMAS JACQUELINE        0      00 00 00                  030       F
  801293515    801293515   RIGGIONE NICHOLAS              0      00 00 00                  015       F
  801309501    801309501   LITTLE SANDRA                  0      00 00 00                  025       F
  801319906    801319906   LEFEBVRE DOUGLAS A             0      00 00 00                  045       F
 5100022184   5100022184   EVANS JOYCE                    0      00 00 00                  405       F
 5100031714   5100031714   TSALTAS ANASTASIA              0      00 00 00                  405       F
 5100032456   5100032456   MARTIN LAWRENCE ANDREW         0      00 00 00                  405       F
 5500006407   5500006407   HUNT LYNNE E                   0      00 00 00                  405       F
 5600008717   5600008717   GASTON GEORGE A                0      00 00 00                  410       F
 5700002453   5700002453   TAYLOR MARLEA K                0      00 00 00                  405       F
 8000011778   8000011778   GIBSON ANNA MARIE              0      00 00 00                  030       F
 8000041387   8000041387   MILANESE FRANK                 0      00 00 00                  020       F
 8000045842   8000045842   CONLEY ARNETT                  0      00 00 00                  015       F
  801120726    801120726   RATZAN MICHAEL                 0      00 00 00                  020       F
  801144700    801144700   WALKER GLORIA                  0      00 00 00                  095       F
  801156928    801156928   RILEY DAWN M                   0      00 00 00                  045       F
  801159161    801159161   HOLT JEFFERY                   0      00 00 00                  095       F
  801220385    801220385   KILEY SHAWN                    0      00 00 00                  015       F
  801235417    801235417   LAPAN ALBINA                   0      00 00 00                  045       F
  801259318    801259318   CORDEIRO HERMANO               0      00 00 00                  015       F
  801266040    801266040   LUTTRELL WARREN                0      00 00 00                  045       F
  801267931    801267931   AMERY MIKE                     0      00 00 00                  045       F
  801290016    801290016   MERCER RICHARD A               0      00 00 00                  020       F
 8000043698   8000043698   SMITH CRAIG                    0      00 00 00                  020       F
 8000060676   8000060676   BRISCOE RAYMOND                0      00 00 00                  015       F
  800969412    800969412   GONZALEZ LUIS G                0      00 00 00                  093       F
  801067018    801067018   YATES QUINN                    0      00 00 00                  095       F
  801152075    801152075   DURYEE CHARLES G               0      00 00 00                  020       F
  801257205    801257205   TIANG CHEN                     0      00 00 00                  015       F
  801258898    801258898   BRIDGES D BARBARA              0      00 00 00                  045       F
  801259631    801259631   LARSON KATHY A                 0      00 00 00                  045       F
  801275801    801275801   WHITE EUGENE A                 0      00 00 00                  020       F
  801280835    801280835   RAY BARBARA H                  0      00 00 00                  015       F
 5100024693   5100024693   FONG WILSON W                  0      00 00 00                  405       F
 5100026516   5100026516   HILL DONALD E                  0      00 00 00                  405       F
 5500003883   5500003883   ZUCCA SHARON                   0      00 00 00                  405       F
 5600008238   5600008238   HUNTER THOMAS MICHAEL          0      00 00 00                  405       F
 8000061179   8000061179   CALVERT TAMMY                  0      00 00 00                  015       F
  801125097    801125097   MARCK BRUNEL                   0      00 00 00                  015       F
  801240375    801240375   CARNEVALE ROBERT S             0      00 00 00                  015       F
  801296138    801296138   BULSON ROBERT ELLORY           0      00 00 00                  015       F
  801324658    801324658   COHEN LAWRENCE H               0      00 00 00                  405       F
 5100022218   5100022218   BRECHEISEN JOHN D              0      00 00 00                  405       F
 5100026946   5100026946   ROCHE JOHN P                   0      00 00 00                  405       F
 5100032449   5100032449   CHANG YEN-LING                 0      00 00 00                  405       F
 5500004238   5500004238   NOVICK BEVERLY                 0      00 00 00                  405       F
 5500004469   5500004469   BABCOCK JEFFREY P              0      00 00 00                  450       F
 5600009749   5600009749   ROBERTSON DANIEL CONNOR        0      00 00 00                  405       F
 8000054091   8000054091   BENDER TERRY C.                0      00 00 00                  020       F
  801139999    801139999   ROBLEDO ANTONIO                0      00 00 00                  093       F
  801202276    801202276   COCHRAN PETER W                0      00 00 00                  045       F
  801243163    801243163   WILLIAMS CHESTER J. JR         0      00 00 00                  015       F
 5100024925   5100024925   HOGAN MICHAEL J                0      00 00 00                  405       F
 5100026060   5100026060   DRISCOLL JAMES D               0      00 00 00                  405       F
 5100026128   5100026128   MULVIHILL TIMOTHY S            0      00 00 00                  405       F
 5100028108   5100028108   YATES CHARLES F                0      00 00 00                  410       F

Hfs98-4                            12/9/98 th                      Page 16 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
 5100032159   5100032159   STEBBINS GEORGE M              WA       33,000.00    12.625     0.000     84.95       n/a          n/a
 5600006505   5600006505   JALLEN PATRICIA L K            MN       13,500.00    13.375     0.000     74.04       n/a          n/a
 5600007537   5600007537   GREEN WILLIE A                 GA       22,100.00    14.125     0.000     79.96       n/a          n/a
 5600008212   5600008212   RIVERA CATHERINE               FL       10,500.00    12.025     0.000     89.97       n/a          n/a
 8000068794   8000068794   WILLIAMS OSCAR                 IL       70,800.00     8.900     0.000     80.00       n/a          n/a
  801161993    801161993   BUSCARELLO DEBORAH             NY      320,000.00    12.650     0.000     80.00       n/a          n/a
 5100025328   5100025328   HOVLAND RUTH B                 MI       43,900.00    12.000     0.000     84.82       n/a          n/a
----------------------------------------------------------------------------
Fixed Rate Loans Set to Close                             380  24,290,429.00

Total Class I Sub-Pool 2 Loans with loans Set To Close    648  39,601,176.75
                                                               32,958,417.40 Needed
                                                                6,642,759.35 Excess (Short)  120%

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
 5100032159   5100032159   STEBBINS GEORGE M              0      00 00 00                  410       F
 5600006505   5600006505   JALLEN PATRICIA L K            0      00 00 00                  405       F
 5600007537   5600007537   GREEN WILLIE A                 0      00 00 00                  405       F
 5600008212   5600008212   RIVERA CATHERINE               0      00 00 00                  405       F
 8000068794   8000068794   WILLIAMS OSCAR                 0      00 00 00                  030       F
  801161993    801161993   BUSCARELLO DEBORAH             0      00 00 00                  030       F
 5100025328   5100025328   HOVLAND RUTH B                 0      00 00 00                  405       F
----------------------------------------------------------------------------



CLASS II SUBPOOL 3:  ARM LOANS AVAILABLE FOR SALE
  801107574    801107574   HECKENDORF NANCY E             NJ       49,978.47    10.125     6.750      39.3     10/05/98     11/01/98
  801142738    801142738   CHAMBERS RODGER D              FL       51,986.31    12.375     9.000      80.0     10/06/98     11/01/98
  801046012    801046012   HENDERSON DONALD R             OH       71,963.97    12.625     8.750      79.1     10/15/98     11/01/98
  801234048    801234048   MAYES ANDREW J                 NJ       96,900.00    11.875     8.000      85.0     10/30/98     11/01/98
  800974792    800974792   MORRIS JOHN                    NY      134,946.35    10.500     7.375      90.0     10/23/98     11/01/98
  801060880    801060880   BENSON MICHELLE                PA       37,600.00    11.125     7.250      80.0     10/19/98     10/01/98
  800987646    800987646   VERDUCCI KIMBERLY              NJ      111,837.73     9.625     6.625      80.0     10/21/98     11/01/98
  801066283    801066283   HEDMANN PATRICIA L             NY      134,889.30    10.375     7.000      51.9     10/01/98     11/01/98
----------------------------------------------------------------------------
Loans in Servicing tagged for sale                          8     690,102.13                          90.0



  801107574    801107574   HECKENDORF NANCY E             0      00 00 00    23910         026       A
  801142738    801142738   CHAMBERS RODGER D              0      00 00 00    23910         026       A
  801046012    801046012   HENDERSON DONALD R             0      00 00 00    23910         026       A
  801234048    801234048   MAYES ANDREW J                 0      00 00 00    23910         026       A
  800974792    800974792   MORRIS JOHN                    0      00 00 00    23910         026       A
  801060880    801060880   BENSON MICHELLE                0      00 00 00    23910         026       A
  800987646    800987646   VERDUCCI KIMBERLY              0      00 00 00    23910         066       A
  801066283    801066283   HEDMANN PATRICIA L             0      00 00 00    23910         026       A
------------------------------------------------------



CLASS II SUBPOOL 3:  ARM LOANS AVAILABLE FOR SALE
  801100231    801100231   ROY BRIAN D                    NY       42,400.00    13.000     9.125      80.0     11/16/98     11/01/98
  801143538    801143538   BROADHURST ANGELA              NC       33,967.08    11.500     7.375      85.0     10/16/98     10/01/98
  801186073    801186073   LAMER DARRICK A                OH       57,558.73    11.000     5.250      80.0     10/06/98     01/01/99
  801209693    801209693   FRANCOIS JAMES                 NY      101,942.85    12.125     8.000      85.0     11/13/98     10/01/98
 8000042518   8000042518   COLLINS JESSIE REE             FL       29,400.00    10.500     7.000      70.8     11/03/98     11/01/98
  801207408    801207408   CHIPPENDALE ROBERT             NJ       35,000.00    12.500     8.250      41.6     10/30/98     11/01/98
  801051921    801051921   WILLIAMS JEFFREY A             NY       47,586.00    11.875     7.750      85.0     10/07/98     11/01/98
  801166653    801166653   WATKINS JAMES L                FL       64,000.00    11.750     8.500      79.0     10/28/98     11/01/98
  801210246    801210246   GRAFF MICHAEL J                FL       71,100.00     8.875     6.500      90.0     10/27/98     11/01/98
  801104944    801104944   FULLER JEFFEREY T              GA       71,977.61    11.625     8.750      80.0     10/23/98     11/01/98
  801242397    801242397   WLADICH JEANNINE               NJ       83,973.16    11.500     7.875      80.0     10/26/98     11/01/98
  800994691    800994691   INMAN RALPH A                  MI      104,000.00     8.875     5.375      80.0     10/14/98     11/01/98
  801107830    801107830   HARBUCK JASON                  FL      110,632.93     8.500     7.375      90.0     10/21/98     11/01/98
  801018714    801018714   EDGE LESLIE S                  SC      133,327.78    11.750     7.875      85.0     09/30/98     11/01/98
  801023631    801023631   BELL STEPHEN M                 CO      158,646.69     9.875     7.500      85.0     09/24/98     11/01/98
  801147802    801147802   KELLY JOHN D                   UT      213,100.00     9.250     7.875      84.9     10/28/98     11/01/98
  801175076    801175076   DERING KATHLEEN ELAINE         UT       35,750.00     9.125     5.250      65.0     11/16/98     12/01/98
  801260035    801260035   CHAPMAN TONYA                  CO       86,700.00    10.250     6.500      85.0     11/16/98     12/01/98
  801173360    801173360   PLOTT JEFFREY HOWARD           NC      120,000.00     7.875     5.000      80.0     11/16/98     12/01/98
  801133836    801133836   LANG DANIEL F                  PA      165,750.00    10.500     6.250      85.0     11/12/98     12/01/98
  801276924    801276924   GEORGE SIMON                   FL      167,850.00     9.250     6.000      90.0     11/13/98     12/01/98
--------------------------------------------------------------------------
Loans in Servicing not yet tagged for sale                 21   1,934,662.83                          90.0


  801100231    801100231   ROY BRIAN D                    0      00 00 00                  026       A
  801143538    801143538   BROADHURST ANGELA              0      00 00 00    MLDELE        026       A
  801186073    801186073   LAMER DARRICK A                0      00 00 00    MLDELE        622       A
  801209693    801209693   FRANCOIS JAMES                 0      00 00 00    SUPER ARM     026       A
 8000042518   8000042518   COLLINS JESSIE REE             0      00 00 00    SUPER ARM     026       A
  801207408    801207408   CHIPPENDALE ROBERT             0      00 00 00    SUPER ARM     026       A
  801051921    801051921   WILLIAMS JEFFREY A             0      00 00 00    SUPER ARM     026       A
  801166653    801166653   WATKINS JAMES L                0      00 00 00    SUPER ARM     026       A
  801210246    801210246   GRAFF MICHAEL J                0      00 00 00    SUPER ARM     026       A
  801104944    801104944   FULLER JEFFEREY T              0      00 00 00    SUPER ARM     026       A
  801242397    801242397   WLADICH JEANNINE               0      00 00 00    SUPER ARM     026       A
  800994691    800994691   INMAN RALPH A                  0      00 00 00    SUPER ARM     026       A
  801107830    801107830   HARBUCK JASON                  0      00 00 00    SUPER ARM     621       A
  801018714    801018714   EDGE LESLIE S                  0      00 00 00    SUPER ARM     026       A
  801023631    801023631   BELL STEPHEN M                 0      00 00 00    SUPER ARM     026       A
  801147802    801147802   KELLY JOHN D                   0      00 00 00    SUPER ARM     621       A
  801175076    801175076   DERING KATHLEEN ELAINE         0      00 00 00    SUPER ARM     026       A
  801260035    801260035   CHAPMAN TONYA                  0      00 00 00    SUPER ARM     622       A
  801173360    801173360   PLOTT JEFFREY HOWARD           0      00 00 00    SUPER ARM     026       A
  801133836    801133836   LANG DANIEL F                  0      00 00 00    SUPER ARM     026       A
  801276924    801276924   GEORGE SIMON                   0      00 00 00    SUPER ARM     066       A
------------------------------------------------------




CLASS II SUBPOOL 3:  ARM LOANS AVAILABLE FOR SALE
  801154584       n/a      GABLE RANDY D                  WA       32,000.00    10.750     6.875     80.00     10/30/98       n/a
  800981219    800981219   BADIO DESRUISSEAUX             CT       74,800.00    10.625     7.625     85.00     11/09/98       n/a
  800982845    800982845   FRIANT ALLAN N                 MI       58,650.00    11.500     8.125     83.78     11/05/98       n/a
  801026626    801026626   WOODS JESSIEBEE                NY       90,000.00    11.000     7.500     72.58     11/13/98       n/a
  801028036    801028036   SELF DOUGLAS W                 WA      120,700.00    10.000     7.125     85.00     11/12/98       n/a
  801048067    801048067   RICHARDS GEORGE G              CA      101,000.00    10.000     6.875     86.32     11/04/98       n/a
  801052770    801052770   WEST WANDA R                   MD      117,000.00     9.750     6.250     90.00     11/05/98       n/a
  801081852    801081852   FLINN JASON B                  UT      103,500.00    10.500     7.375     90.00     11/12/98       n/a
  801086828    801086828   FILIP GEORGE                   NY      161,500.00    10.875     7.500     85.00     11/04/98       n/a
  801094715    801094715   GARBER PAUL L                  PA       86,000.00     7.750     4.250     73.50     11/05/98       n/a
  801103532    801103532   SALAS JUAN                     NY       54,400.00     9.250     6.125     80.00     11/06/98       n/a
  801111535    801111535   BRIONES MARCO ANTONIO          CO      121,400.00    10.375     7.000     89.92     11/10/98       n/a
  801116773    801116773   LEWIS SAMUEL                   PA       37,400.00     9.250     7.125     85.00     11/12/98       n/a
  801118209    801118209   BEACHMAN SR ERNEST             FL       44,800.00    11.875     8.000     80.00     11/05/98       n/a
  801118928    801118928   FORD JOSEPH LEE                OR      188,000.00    12.125     8.625     80.00     11/03/98       n/a
  801122771    801122771   CORBETT RONALD J               NJ       32,000.00    11.125     7.375     85.33     11/10/98       n/a
  801122912    801122912   WASHINGTON ELLA MAE            SC       42,415.00    10.250     6.250     85.00     11/10/98       n/a
  801126210    801126210   PETRONE PATRICK F              PA       45,050.00     9.500     6.250     85.00     11/02/98       n/a
  801127051    801127051   HOWE VICKY                     OH       62,100.00     9.375     6.000     90.00     11/04/98       n/a
  801127077    801127077   HOWARD KENNETH                 NJ       29,750.00    11.500     7.750     85.00     11/03/98       n/a
  801127234    801127234   KIMMEL KEVIN R                 MI      126,000.00    10.125     7.000     90.00     11/12/98       n/a
  801128141    801128141   FUNKHOUSER WAYNE F             UT       72,000.00    12.500     8.250     47.05     11/03/98       n/a
  801130378    801130378   DIULIO EDWARD J                NJ      212,000.00    11.375     8.000     80.00     11/12/98       n/a
  801133646    801133646   SATTLER CHRISTOPHER R          SD       60,350.00    11.125     7.375     85.00     11/06/98       n/a
  801136920    801136920   BABINGER LARRIE                OH       67,500.00    10.750     7.625     90.00     11/04/98       n/a
  801138363    801138363   SLOBEN BARBARA C               FL       32,000.00    12.000     8.750     64.00     11/04/98       n/a



  801154584       n/a      GABLE RANDY D                  0      00 00 00                  026       A
  800981219    800981219   BADIO DESRUISSEAUX             0      00 00 00                  026       A
  800982845    800982845   FRIANT ALLAN N                 0      00 00 00                  026       A
  801026626    801026626   WOODS JESSIEBEE                0      00 00 00                  026       A
  801028036    801028036   SELF DOUGLAS W                 0      00 00 00                  622       A
  801048067    801048067   RICHARDS GEORGE G              0      00 00 00                  026       A
  801052770    801052770   WEST WANDA R                   0      00 00 00                  026       A
  801081852    801081852   FLINN JASON B                  0      00 00 00                  621       A
  801086828    801086828   FILIP GEORGE                   0      00 00 00                  026       A
  801094715    801094715   GARBER PAUL L                  0      00 00 00                  026       A
  801103532    801103532   SALAS JUAN                     0      00 00 00                  026       A
  801111535    801111535   BRIONES MARCO ANTONIO          0      00 00 00                  026       A
  801116773    801116773   LEWIS SAMUEL                   0      00 00 00                  026       A
  801118209    801118209   BEACHMAN SR ERNEST             0      00 00 00                  026       A
  801118928    801118928   FORD JOSEPH LEE                0      00 00 00                  621       A
  801122771    801122771   CORBETT RONALD J               0      00 00 00                  026       A
  801122912    801122912   WASHINGTON ELLA MAE            0      00 00 00                  026       A
  801126210    801126210   PETRONE PATRICK F              0      00 00 00                  026       A
  801127051    801127051   HOWE VICKY                     0      00 00 00                  622       A
  801127077    801127077   HOWARD KENNETH                 0      00 00 00                  026       A
  801127234    801127234   KIMMEL KEVIN R                 0      00 00 00                  026       A
  801128141    801128141   FUNKHOUSER WAYNE F             0      00 00 00                  026       A
  801130378    801130378   DIULIO EDWARD J                0      00 00 00                  026       A
  801133646    801133646   SATTLER CHRISTOPHER R          0      00 00 00                  026       A
  801136920    801136920   BABINGER LARRIE                0      00 00 00                  622       A
  801138363    801138363   SLOBEN BARBARA C               0      00 00 00                  066       A

Hfs98-4                            12/9/98 th                      Page 17 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
  801138678    801138678   LONG GERALD                    MI     152,900.00      8.875     6.250     89.99     11/02/98       n/a
  801139353    801139353   SPOON DOUGLAS G                OH      48,000.00     12.750     9.125     80.00     11/12/98       n/a
  801142464    801142464   SAEZ AARON                     OH      87,550.00     11.500     8.125     85.00     11/09/98       n/a
  801145681    801145681   CARAS GERALD A                 UT     152,500.00     10.000     6.250     79.42     11/05/98       n/a
  801147356    801147356   JOHNSON ALAN W                 MI      59,000.00      8.875     5.750     78.66     11/04/98       n/a
  801148909    801148909   TURNER MARTHA S                VA      59,415.00     10.125     7.000     85.00     11/12/98       n/a
  801149774    801149774   SEIGEL CARLTON                 NJ      41,650.00     11.250     7.875     85.00     11/13/98       n/a
  801150277    801150277   IBARRA JOSE                    CO      64,800.00     11.750     9.125     80.00     11/06/98       n/a
  801153602    801153602   BUCCARAN HECTOR                NY     188,000.00      9.875     6.875     80.00     11/09/98       n/a
  801162900    801162900   BEASLEY KENNETH                NC     189,125.00      8.750     6.125     85.00     11/13/98       n/a
  801166349    801166349   GRIFFIS WILLIAM A              PA      27,900.00      9.625     6.000     90.00     11/02/98       n/a
  801167297    801167297   DIMAIO JR JAMES E              DE     134,300.00     10.875     7.000     85.00     11/12/98       n/a
  801168477    801168477   NICHOLAS PAUL J                PA     112,500.00      9.375     6.750     90.00     11/12/98       n/a
  801171273    801171273   JOHNSON PATRICIA A             PA      78,865.00     10.625     6.750     79.35     11/12/98       n/a
  801172461    801172461   TILLOTSON MICHAEL R            FL      40,000.00     11.875     8.000     80.00     11/04/98       n/a
  801174236    801174236   RUSSO JOSEPH R JR              NJ     114,000.00      9.500     6.000     68.88     11/05/98       n/a
  801174293    801174293   COCHRAN CLAUDETTE              GA      82,710.00      9.500     6.875     90.00     11/03/98       n/a
  801175829    801175829   HING UNG                       MI     108,500.00     10.625     7.250     70.00     11/06/98       n/a
  801178120    801178120   EDWARDS RANDY G                MD     135,000.00      8.750     6.375     90.00     11/06/98       n/a
  801178336    801178336   WARD JR LESTER E               FL      64,000.00     12.625     9.000     80.00     11/13/98       n/a
  801178401    801178401   WATSON GLYNNIS                 NY     126,650.00     10.750     7.000     85.00     11/06/98       n/a
  801178898    801178898   FUNKHOUSER MARK A              PA      61,200.00      9.375     6.750     90.00     11/12/98       n/a
  801180530    801180530   GENTRY CARLTON                 WA     102,400.00     10.500     7.375     85.33     11/04/98       n/a
  801181959    801181959   NICKEL JOSEPH                  NY      86,000.00     12.125     8.750     80.00     11/13/98       n/a
  801185067    801185067   PELLEGRINI WILLIAM FRANK       VA     130,500.00      9.250     5.500     90.00     11/10/98       n/a
  801185307    801185307   TRAVIS JR JULIAN L             NY      84,600.00     10.875     7.750     90.00     11/12/98       n/a
  801186701    801186701   SATTERFIELD JOHN T             CO     169,000.00      9.625     7.000     89.89     11/06/98       n/a
  801187329    801187329   FRANCIS TIMOTHY L              UT      67,200.00      8.875     5.625     70.00     11/12/98       n/a
  801187659    801187659   LYONS BRIAN D                  PA      42,500.00      9.750     6.750     85.00     11/12/98       n/a
  801189226    801189226   WALDON JOYCE                   NY     136,000.00     11.250     7.875     85.00     11/03/98       n/a
  801191685    801191685   CARTER CALVIN E                NY     115,000.00      9.750     5.875     67.64     11/09/98       n/a
  801193251    801193251   HAND WILLIAM F                 MI     133,600.00     11.750     8.250     80.00     11/12/98       n/a
  801194036    801194036   HODOROWSKI RICHARD A           OH      63,750.00     10.625     7.000     85.00     11/02/98       n/a
  801196213    801196213   QUIRK WILLIAM L                MA      78,300.00      8.375     5.000     80.72     11/12/98       n/a
  801197369    801197369   ABUSHANAB SUFIAN A             CT     219,800.00      9.500     6.875     89.99     11/12/98       n/a
  801197435    801197435   GUTOWSKI JOSEPH H              MA      96,900.00      9.875     6.750     85.00     11/03/98       n/a
  801197641    801197641   LORENZONI RONALD J             CT     225,000.00      9.500     6.875     90.00     11/12/98       n/a
  801198920    801198920   WATTS FRED P                   PA      64,800.00      9.125     6.250     90.00     11/02/98       n/a
  801199050    801199050   MCLAURIN NEAL                  PA      51,850.00     11.875     8.000     85.00     11/13/98       n/a
  801201690    801201690   FOERSTER DONALD C              MI      45,000.00      8.375     5.750     75.00     11/09/98       n/a
  801201773    801201773   BAILEY STEVEN W                IL      21,800.00     10.625     7.250     69.76     11/12/98       n/a
  801204256    801204256   MITCHELL ANGELA TURNER-        CT     146,700.00      9.750     6.500     90.00     11/12/98       n/a
  801205568    801205568   DEFREES KENNETH J              OR      92,000.00      9.250     6.125     80.00     11/06/98       n/a
  801206749    801206749   SCOTT CONSTANCE                PA      33,536.00     10.875     7.125     85.99     11/02/98       n/a
  801209750    801209750   MULL ADRIAN D                  OH     208,000.00     12.625     9.500     80.00     11/12/98       n/a
  801210824    801210824   PILOSKE DENNIS M               MI      37,800.00     11.375     8.250     84.94     11/10/98       n/a
  801210931    801210931   FLATTLEY DAVID M               MI      92,000.00     12.250     9.125     80.00     11/03/98       n/a
  801211640    801211640   GRIFFY THOMAS H                IL      35,200.00     13.125     9.500     80.00     11/13/98       n/a
  801212390    801212390   HUYNH CHAY V                   UT     175,242.00     12.000     8.375     76.19     11/09/98       n/a
  801213315    801213315   COX DAVID R                    NJ     112,000.00     11.125     7.250     80.00     11/12/98       n/a
  801213638    801213638   BILLUPS JAMES                  MD      51,000.00      9.625     6.750     85.00     11/12/98       n/a
  801213893    801213893   AUSTIN DONNA                   CT     108,800.00     10.625     6.750     80.00     11/05/98       n/a
  801214172    801214172   ANDRADE MARIA ELENA            IL      67,600.00      9.625     6.000     80.00     11/09/98       n/a
  801214438    801214438   CARR SAMUEL BERNARD            NC      76,500.00      8.375     5.000     85.00     11/02/98       n/a
  801216813    801216813   BAUER ROBERT W                 PA      81,000.00      9.625     6.250     90.00     11/04/98       n/a
  801217233    801217233   SMITH KATHERINE B              VA     101,150.00      9.875     6.750     85.00     11/05/98       n/a
  801218082    801218082   WILLIAMS HENRY                 OH      48,700.00      9.875     6.000     74.92     11/03/98       n/a
  801219007    801219007   ROLLO KATHY B                  NY     156,000.00     12.750     9.125     80.00     11/12/98       n/a
  801219239    801219239   THOMAS CAROLYN                 NC      88,000.00     12.750     9.125     80.00     11/05/98       n/a
  801219478    801219478   MOSES PRESTON                  IL      76,500.00     12.000     8.125     85.00     11/03/98       n/a
  801219833    801219833   MARTIN GARY J                  CT     130,500.00     10.625     7.750     90.00     11/03/98       n/a
  801223421    801223421   GRANT MARGARET LEAH            CO      96,940.00     10.375     7.000     64.19     11/12/98       n/a
  801223462    801223462   HOANG KIM THU THI              VA     189,000.00      8.625     6.250     90.00     11/10/98       n/a
  801226895    801226895   GARDINER DAVID M               PA     187,000.00     10.125     6.750     85.00     11/04/98       n/a
  801227349    801227349   CUNNINGHAM THOMAS              IN      56,950.00     10.250     6.250     85.00     11/13/98       n/a
  801227646    801227646   FUGATE PATRICIA M              IN      56,950.00     10.250     6.250     85.00     11/04/98       n/a
  801229519    801229519   KERR VERNON                    IN      68,000.00     10.500     6.250     85.00     11/02/98       n/a
  801230392    801230392   CARLISLE JOHN R                UT     107,000.00      9.500     6.000     79.85     11/12/98       n/a
  801230699    801230699   JOHNSON ARTHUR L               TN      70,400.00     11.875     8.000     80.00     11/02/98       n/a
  801231069    801231069   VALLELANES CYNTHIA             PA     217,000.00      9.875     7.500     79.77     11/13/98       n/a
  801231242    801231242   ROSS SHANNON                   PA      35,550.00      9.125     6.250     90.00     11/02/98       n/a
  801234337    801234337   QUINN CEANTA ANDERSON          CO     124,006.00     10.250     6.250     85.00     11/12/98       n/a
  801234642    801234642   ROMANO PAUL F                  CT     210,000.00      9.250     6.125     77.77     11/03/98       n/a

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
  801138678    801138678   LONG GERALD                    0      00 00 00                  026       A
  801139353    801139353   SPOON DOUGLAS G                0      00 00 00                  026       A
  801142464    801142464   SAEZ AARON                     0      00 00 00                  622       A
  801145681    801145681   CARAS GERALD A                 0      00 00 00                  026       A
  801147356    801147356   JOHNSON ALAN W                 0      00 00 00                  026       A
  801148909    801148909   TURNER MARTHA S                0      00 00 00                  026       A
  801149774    801149774   SEIGEL CARLTON                 0      00 00 00                  026       A
  801150277    801150277   IBARRA JOSE                    0      00 00 00                  026       A
  801153602    801153602   BUCCARAN HECTOR                0      00 00 00                  066       A
  801162900    801162900   BEASLEY KENNETH                0      00 00 00                  026       A
  801166349    801166349   GRIFFIS WILLIAM A              0      00 00 00                  026       A
  801167297    801167297   DIMAIO JR JAMES E              0      00 00 00                  026       A
  801168477    801168477   NICHOLAS PAUL J                0      00 00 00                  026       A
  801171273    801171273   JOHNSON PATRICIA A             0      00 00 00                  026       A
  801172461    801172461   TILLOTSON MICHAEL R            0      00 00 00                  026       A
  801174236    801174236   RUSSO JOSEPH R JR              0      00 00 00                  026       A
  801174293    801174293   COCHRAN CLAUDETTE              0      00 00 00                  026       A
  801175829    801175829   HING UNG                       0      00 00 00                  026       A
  801178120    801178120   EDWARDS RANDY G                0      00 00 00                  026       A
  801178336    801178336   WARD JR LESTER E               0      00 00 00                  026       A
  801178401    801178401   WATSON GLYNNIS                 0      00 00 00                  026       A
  801178898    801178898   FUNKHOUSER MARK A              0      00 00 00                  026       A
  801180530    801180530   GENTRY CARLTON                 0      00 00 00                  026       A
  801181959    801181959   NICKEL JOSEPH                  0      00 00 00                  026       A
  801185067    801185067   PELLEGRINI WILLIAM FRANK       0      00 00 00                  026       A
  801185307    801185307   TRAVIS JR JULIAN L             0      00 00 00                  026       A
  801186701    801186701   SATTERFIELD JOHN T             0      00 00 00                  026       A
  801187329    801187329   FRANCIS TIMOTHY L              0      00 00 00                  026       A
  801187659    801187659   LYONS BRIAN D                  0      00 00 00                  066       A
  801189226    801189226   WALDON JOYCE                   0      00 00 00                  026       A
  801191685    801191685   CARTER CALVIN E                0      00 00 00                  026       A
  801193251    801193251   HAND WILLIAM F                 0      00 00 00                  026       A
  801194036    801194036   HODOROWSKI RICHARD A           0      00 00 00                  026       A
  801196213    801196213   QUIRK WILLIAM L                0      00 00 00                  026       A
  801197369    801197369   ABUSHANAB SUFIAN A             0      00 00 00                  026       A
  801197435    801197435   GUTOWSKI JOSEPH H              0      00 00 00                  026       A
  801197641    801197641   LORENZONI RONALD J             0      00 00 00                  026       A
  801198920    801198920   WATTS FRED P                   0      00 00 00                  026       A
  801199050    801199050   MCLAURIN NEAL                  0      00 00 00                  026       A
  801201690    801201690   FOERSTER DONALD C              0      00 00 00                  026       A
  801201773    801201773   BAILEY STEVEN W                0      00 00 00                  026       A
  801204256    801204256   MITCHELL ANGELA TURNER-        0      00 00 00                  026       A
  801205568    801205568   DEFREES KENNETH J              0      00 00 00                  026       A
  801206749    801206749   SCOTT CONSTANCE                0      00 00 00                  026       A
  801209750    801209750   MULL ADRIAN D                  0      00 00 00                  026       A
  801210824    801210824   PILOSKE DENNIS M               0      00 00 00                  026       A
  801210931    801210931   FLATTLEY DAVID M               0      00 00 00                  026       A
  801211640    801211640   GRIFFY THOMAS H                0      00 00 00                  026       A
  801212390    801212390   HUYNH CHAY V                   0      00 00 00                  026       A
  801213315    801213315   COX DAVID R                    0      00 00 00                  026       A
  801213638    801213638   BILLUPS JAMES                  0      00 00 00                  026       A
  801213893    801213893   AUSTIN DONNA                   0      00 00 00                  026       A
  801214172    801214172   ANDRADE MARIA ELENA            0      00 00 00                  026       A
  801214438    801214438   CARR SAMUEL BERNARD            0      00 00 00                  026       A
  801216813    801216813   BAUER ROBERT W                 0      00 00 00                  026       A
  801217233    801217233   SMITH KATHERINE B              0      00 00 00                  026       A
  801218082    801218082   WILLIAMS HENRY                 0      00 00 00                  026       A
  801219007    801219007   ROLLO KATHY B                  0      00 00 00                  026       A
  801219239    801219239   THOMAS CAROLYN                 0      00 00 00                  621       A
  801219478    801219478   MOSES PRESTON                  0      00 00 00                  026       A
  801219833    801219833   MARTIN GARY J                  0      00 00 00                  026       A
  801223421    801223421   GRANT MARGARET LEAH            0      00 00 00                  026       A
  801223462    801223462   HOANG KIM THU THI              0      00 00 00                  026       A
  801226895    801226895   GARDINER DAVID M               0      00 00 00                  026       A
  801227349    801227349   CUNNINGHAM THOMAS              0      00 00 00                  026       A
  801227646    801227646   FUGATE PATRICIA M              0      00 00 00                  026       A
  801229519    801229519   KERR VERNON                    0      00 00 00                  026       A
  801230392    801230392   CARLISLE JOHN R                0      00 00 00                  026       A
  801230699    801230699   JOHNSON ARTHUR L               0      00 00 00                  026       A
  801231069    801231069   VALLELANES CYNTHIA             0      00 00 00                  066       A
  801231242    801231242   ROSS SHANNON                   0      00 00 00                  026       A
  801234337    801234337   QUINN CEANTA ANDERSON          0      00 00 00                  026       A
  801234642    801234642   ROMANO PAUL F                  0      00 00 00                  026       A

Hfs98-4                            12/9/98 th                      Page 18 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
  801235433    801235433   RALLS MARSHALL KEITH           PA      92,000.00     11.875     8.000     80.00     11/02/98       n/a
  801237959    801237959   WILSON BETTY                   GA      80,100.00      8.625     6.250     90.00     11/03/98       n/a
  801239187    801239187   SHIVAK SHARON                  PA      71,929.00     11.625     7.250     65.99     11/04/98       n/a
  801240094    801240094   DIXON LISA                     FL      34,000.00     10.250     6.250     85.00     11/06/98       n/a
  801241654    801241654   PHILLIPS GAIL                  CO     102,850.00      9.875     6.750     85.00     11/12/98       n/a
  801242009    801242009   HUDSPETH CHARLES DAN           FL     187,000.00      9.375     5.750     89.04     11/10/98       n/a
  801242041    801242041   WELLS PAMMY A                  IN      39,950.00     11.125     7.000     85.00     11/03/98       n/a
  801243155    801243155   HARTLINE RONALD R              OH      44,000.00     12.125     8.000     80.00     11/12/98       n/a
  801243551    801243551   JONES BOBBY W                  OH      46,500.00     10.250     6.875     75.00     11/12/98       n/a
  801243627    801243627   PICERNO DONALD J               FL      77,300.00      9.625     6.250     89.98     11/03/98       n/a
  801244245    801244245   CHANACA WILLIAM                CT     116,880.00     10.250     7.375     75.89     11/09/98       n/a
  801244682    801244682   OKONKOWSKI MICHAEL E           MI     102,000.00     10.750     7.875     85.00     11/12/98       n/a
  801246273    801246273   DENTER DENNIS T                UT     105,300.00     10.000     7.375     90.00     11/06/98       n/a
  801249459    801249459   ROBINSON JOSEPH M              UT      71,825.00     11.125     7.375     85.00     11/09/98       n/a
  801249772    801249772   D'AURIA BERNICE T              NY     130,000.00     11.625     7.250     60.46     11/03/98       n/a
  801250275    801250275   MARTIN CHARLES E               UT     107,000.00      7.625     4.750     66.25     11/02/98       n/a
  801250689    801250689   ALCEGUEIRE JUDE                FL      63,750.00      9.750     7.250     75.00     11/02/98       n/a
  801250838    801250838   CESSNA ALAN                    CA     134,000.00     12.125     8.250     80.00     11/09/98       n/a
  801251737    801251737   BARBER MARIANNE                PA      73,091.50     10.000     6.250     85.99     11/12/98       n/a
  801252594    801252594   ANTUNES ESTEVAO C              NY     165,000.00      8.875     5.500     72.36     11/02/98       n/a
  801253683    801253683   MAHONEY GREGORY                WA      88,500.00      8.500     5.500     75.00     11/09/98       n/a
  801256215    801256215   EVERETT JR. FRED QUICK         NC      77,000.00     10.375     6.500     70.00     11/04/98       n/a
  801256330    801256330   GARRETT JASON PARKER           NC     140,250.00     10.500     6.250     85.00     11/09/98       n/a
  801257718    801257718   SUGOH DONNA                    PA      94,350.00     10.375     6.750     85.00     11/02/98       n/a
  801258930    801258930   KING JEFFERY                   OH      41,600.00     10.875     6.500     80.00     11/06/98       n/a
  801260746    801260746   ERICKSON JOHN L                PA      51,850.00     10.375     6.750     85.00     11/10/98       n/a
  801261215    801261215   EISENHAUER MICHAEL J           PA      42,500.00      9.250     6.250     85.00     11/04/98       n/a
  801261983    801261983   DANLEY PAUL M                  FL      97,750.00     11.125     7.000     85.00     11/02/98       n/a
-------------------------------------------------------------------------
Loans Funded and not yet in Servicing                     127 12,050,179.50                           90.0

Total ARM Loans Funded and Available: Class II            156 14,674,944.46
                                                              12,120,245.62 Needed
                                                               2,554,698.84 Excess/(Short)   121%

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
  801235433    801235433   RALLS MARSHALL KEITH           0      00 00 00                    026     A
  801237959    801237959   WILSON BETTY                   0      00 00 00                    026     A
  801239187    801239187   SHIVAK SHARON                  0      00 00 00                    026     A
  801240094    801240094   DIXON LISA                     0      00 00 00                    026     A
  801241654    801241654   PHILLIPS GAIL                  0      00 00 00                    026     A
  801242009    801242009   HUDSPETH CHARLES DAN           0      00 00 00                    026     A
  801242041    801242041   WELLS PAMMY A                  0      00 00 00                    026     A
  801243155    801243155   HARTLINE RONALD R              0      00 00 00                    622     A
  801243551    801243551   JONES BOBBY W                  0      00 00 00                    026     A
  801243627    801243627   PICERNO DONALD J               0      00 00 00                    026     A
  801244245    801244245   CHANACA WILLIAM                0      00 00 00                    026     A
  801244682    801244682   OKONKOWSKI MICHAEL E           0      00 00 00                    026     A
  801246273    801246273   DENTER DENNIS T                0      00 00 00                    026     A
  801249459    801249459   ROBINSON JOSEPH M              0      00 00 00                    026     A
  801249772    801249772   D'AURIA BERNICE T              0      00 00 00                    026     A
  801250275    801250275   MARTIN CHARLES E               0      00 00 00                    026     A
  801250689    801250689   ALCEGUEIRE JUDE                0      00 00 00                    026     A
  801250838    801250838   CESSNA ALAN                    0      00 00 00                    026     A
  801251737    801251737   BARBER MARIANNE                0      00 00 00                    026     A
  801252594    801252594   ANTUNES ESTEVAO C              0      00 00 00                    026     A
  801253683    801253683   MAHONEY GREGORY                0      00 00 00                    026     A
  801256215    801256215   EVERETT JR. FRED QUICK         0      00 00 00                    026     A
  801256330    801256330   GARRETT JASON PARKER           0      00 00 00                    026     A
  801257718    801257718   SUGOH DONNA                    0      00 00 00                    026     A
  801258930    801258930   KING JEFFERY                   0      00 00 00                    622     A
  801260746    801260746   ERICKSON JOHN L                0      00 00 00                    026     A
  801261215    801261215   EISENHAUER MICHAEL J           0      00 00 00                    026     A
  801261983    801261983   DANLEY PAUL M                  0      00 00 00                    026     A
-------------------------------------------------

CLASS II SUBPOOL 4:  ARM LOANS AVAILABLE FOR SALE
  800934093    800934093   GARRIDO ALEX                   NJ     142,731.59      9.625     6.500      85.0     10/27/98     11/01/98
  801197989    801197989   CABA MARTE JUAN B              NY     193,000.00      9.875     6.750      89.7     10/21/98     11/01/98
  801145061    801145061   PRIVETTE DONALD                NC      50,956.52     13.250     9.750      64.1     10/14/98     11/01/98
-------------------------------------------------------------------------
Loans in Servicing tagged for sale                          3    386,688.11                           89.7


  800934093    800934093   GARRIDO ALEX                   0      00 00 00       23910        026     A
  801197989    801197989   CABA MARTE JUAN B              0      00 00 00       23910        026     A
  801145061    801145061   PRIVETTE DONALD                0      00 00 00       23910        026     A
-------------------------------------------------

CLASS II SUBPOOL 4: ARM LOANS AVAILABLE FOR SALE
  800960783    800960783   ASKINS DAWN M                  OH      46,750.00      9.375     5.750      85.0     11/16/98     11/01/98
  801092610    801092610   MILLER LAWRENCE J              SC      78,235.80     10.375     7.250      90.0     10/30/98     10/01/98
  801119637    801119637   HARRISON SHARON C              SC      60,000.00     11.625     7.375      80.0     10/28/98     10/01/98
 8000046113   8000046113   BOLDUC DAMIAN R.               ME     233,600.00     10.750     6.500      80.0     11/05/98     11/01/98
  801197401    801197401   BYRNES KAREN                   NJ     336,959.02      9.750     7.500      90.0     11/04/98     11/01/98
  801232703    801232703   CUSI FELIX                     NY     190,800.00      9.875     6.250      90.0     10/30/98     11/01/98
  801105461    801105461   PUGH EVELYN C                  NC      32,263.90     11.250     8.125      85.0     09/29/98     11/01/98
  801096264    801096264   COLE WILLIAM J                 CT     131,750.00      9.125     5.500      85.0     11/16/98     12/01/98
  801216722    801216722   HESS ELIZABETH A               PA      72,000.00      8.875     5.500      80.0     11/16/98     12/01/98
-------------------------------------------------------------------------
Loans in Servicing not yet tagged for sale                  9  1,182,358.72                           90.0


  800960783    800960783   ASKINS DAWN M                  0      00 00 00                    026     A
  801092610    801092610   MILLER LAWRENCE J              0      00 00 00       SUPER ARM    026     A
  801119637    801119637   HARRISON SHARON C              0      00 00 00       SUPER ARM    026     A
 8000046113   8000046113   BOLDUC DAMIAN R.               0      00 00 00       SUPER ARM    622     A
  801197401    801197401   BYRNES KAREN                   0      00 00 00       SUPER ARM    026     A
  801232703    801232703   CUSI FELIX                     0      00 00 00       SUPER ARM    026     A
  801105461    801105461   PUGH EVELYN C                  0      00 00 00       SUPER ARM    026     A
  801096264    801096264   COLE WILLIAM J                 0      00 00 00       SUPER ARM    026     A
  801216722    801216722   HESS ELIZABETH A               0      00 00 00       SUPER ARM    026     A
-------------------------------------------------





CLASS II SUBPOOL 4: ARM LOANS AVAILABLE FOR SALE
  801003823    801003823   SNAPE KEVIN                    CT      58,500.00     11.125     7.750     90.00     11/09/98       n/a
  801048232    801048232   GRAY MELISA                    TN      85,500.00     10.000     7.375     90.00     11/06/98       n/a
  801065665    801065665   SIMPSON JOHN                   NY     101,500.00     13.250     9.100     70.00     11/12/98       n/a
  801080862    801080862   JAVIER CHRISTOBAL              NY      80,750.00      9.625     6.375     85.00     11/12/98       n/a
  801114091    801114091   GARCIA CECILIA                 NJ     129,200.00     10.625     7.250     80.00     11/04/98       n/a
  801128893    801128893   PADILLA ROBERT H               WA     256,000.00     12.750     9.375     80.00     11/12/98       n/a
  801129115    801129115   BROWN ISAIAH                   NY     119,250.00     10.500     7.375     90.00     11/10/98       n/a
  801134909    801134909   TASHMAN SALEH E                NY      88,125.00     10.750     7.375     75.00     11/04/98       n/a
  801139320    801139320   DEERFIELD FREDRICK             NJ      43,000.00      8.625     6.000     58.90     11/12/98       n/a
  801147604    801147604   ROMERO CARLOS A                TX     276,000.00     11.500     7.500     80.00     11/12/98       n/a
  801151903    801151903   LESTER MARIA                   NJ     212,500.00     11.125     7.750     85.00     11/12/98       n/a
  801152141    801152141   DONATTI GRISELDA               FL      60,000.00     10.750     6.875     75.00     11/13/98       n/a
  801174558    801174558   KEILMAN MAROLYN DEE            CO      82,000.00      9.500     6.125     79.61     11/09/98       n/a
  801188343    801188343   ORDONEZ JOSE                   NY     220,500.00      9.875     6.750     90.00     11/09/98       n/a
  801190265    801190265   SANSEVERINO MARIE V            CT     156,000.00     10.000     6.500     80.00     11/04/98       n/a
  801193186    801193186   SOWARD JUDY A                  SC      70,200.00      9.875     6.000     90.00     11/02/98       n/a
  801200213    801200213   CUMMING RICKIE                 OH      60,000.00     10.750     7.000     80.00     11/13/98       n/a
  801201179    801201179   EVANS KOFI                     NY     207,000.00     10.250     7.625     90.00     11/12/98       n/a
  801201203    801201203   JEWETT DAVID W                 CO     661,500.00      8.875     5.250     69.63     11/02/98       n/a
  801203811    801203811   KALIMI ODED                    NY     191,250.00     10.875     7.875     85.00     11/09/98       n/a
  801210949    801210949   SMARKER CRAIG A                CA      40,125.00      9.000     6.250     75.00     11/03/98       n/a



  801003823    801003823   SNAPE KEVIN                    0      00 00 00                    026     A
  801048232    801048232   GRAY MELISA                    0      00 00 00                    026     A
  801065665    801065665   SIMPSON JOHN                   0      00 00 00                    026     A
  801080862    801080862   JAVIER CHRISTOBAL              0      00 00 00                    026     A
  801114091    801114091   GARCIA CECILIA                 0      00 00 00                    026     A
  801128893    801128893   PADILLA ROBERT H               0      00 00 00                    622     A
  801129115    801129115   BROWN ISAIAH                   0      00 00 00                    026     A
  801134909    801134909   TASHMAN SALEH E                0      00 00 00                    026     A
  801139320    801139320   DEERFIELD FREDRICK             0      00 00 00                    026     A
  801147604    801147604   ROMERO CARLOS A                0      00 00 00                    026     A
  801151903    801151903   LESTER MARIA                   0      00 00 00                    026     A
  801152141    801152141   DONATTI GRISELDA               0      00 00 00                    026     A
  801174558    801174558   KEILMAN MAROLYN DEE            0      00 00 00                    026     A
  801188343    801188343   ORDONEZ JOSE                   0      00 00 00                    026     A
  801190265    801190265   SANSEVERINO MARIE V            0      00 00 00                    026     A
  801193186    801193186   SOWARD JUDY A                  0      00 00 00                    026     A
  801200213    801200213   CUMMING RICKIE                 0      00 00 00                    026     A
  801201179    801201179   EVANS KOFI                     0      00 00 00                    026     A
  801201203    801201203   JEWETT DAVID W                 0      00 00 00                    026     A
  801203811    801203811   KALIMI ODED                    0      00 00 00                    066     A
  801210949    801210949   SMARKER CRAIG A                0      00 00 00                    026     A

Hfs98-4                            12/9/98 th                      Page 19 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
  801211194    801211194   IRWIN KEVIN PATRICK            NY     136,000.00      9.500     5.875     80.00     11/04/98       n/a
  801214297    801214297   SMALLS SHIRLEY M               SC      68,000.00     10.500     6.500     80.00     11/04/98       n/a
  801215914    801215914   DINH THINH V                   UT     108,750.00     10.750     7.375     75.00     11/13/98       n/a
  801221409    801221409   HATZIS HRISTOS                 NY     326,250.00      9.000     6.750     90.00     11/12/98       n/a
  801226002    801226002   DASILVA EDWARD                 CT      59,500.00      8.875     5.000     85.00     11/02/98       n/a
  801231903    801231903   WILLIAMS PATRICIA              NY     229,500.00     11.125     7.375     90.00     11/12/98       n/a
  801234774    801234774   WINGARD GEORGE S               FL      46,400.00      9.500     7.125     80.00     11/12/98       n/a
  801236936    801236936   JOHNSON ALBERT DAVID           SC      64,000.00     12.250     8.500     80.00     11/04/98       n/a
  801238502    801238502   BROWN JANICE H.                OH      31,500.00     11.500     7.625     70.00     11/06/98       n/a
  801241357    801241357   LONDON JAMES                   MI     337,000.00      8.375     5.000     79.99     11/03/98       n/a
  801244203    801244203   VAZZANO II FRANK               CT     228,000.00     10.375     7.250     80.00     11/12/98       n/a
  801250473    801250473   REDCROSS GEORGE                OH      66,300.00      9.750     5.750     85.00     11/12/98       n/a
  801252198    801252198   DANIELS SUSAN                  NY     173,000.00      8.875     5.500     68.37     11/09/98       n/a
  801253253    801253253   CLAYMAN ROGER                  CT     361,250.00     11.000     7.875     85.00     11/09/98       n/a
  801257403    801257403   SURVILLO CHRISTOPHER           MO      52,000.00      9.375     5.750     80.00     11/03/98       n/a
  801267337    801267337   CARLSON KEVIN                  CO      98,910.00     10.875     7.250     90.00     11/02/98       n/a
  801267402    801267402   ARRONTE MARIE E                AZ     261,000.00     10.000     6.875     90.00     11/12/98       n/a
  801269341    801269341   FRAZER DONALD                  NY     161,500.00     10.625     6.750     85.00     11/04/98       n/a
  801271347    801271347   GIBBS THERESA                  GA     441,000.00      9.875     6.250     90.00     11/04/98       n/a
  801272071    801272071   NARAINE RAMESH                 NY     128,000.00     10.875     7.250     80.00     11/09/98       n/a
  801272386    801272386   FERGUSON DAVID A               CO     269,808.00      8.625     5.750     90.00     11/03/98       n/a
  801273012    801273012   PIZANO III FRANK J             PA      60,000.00      9.000     5.250     45.45     11/10/98       n/a
  801277195    801277195   DIAZ VICTOR M                  RI      72,000.00      9.875     6.250     90.00     11/10/98       n/a
  801288424    801288424   CURRY ERIC                     OH      52,000.00      9.625     6.000     80.00     11/10/98       n/a
  801319179    801319179   MCKEE TODD                     CO     155,700.00      9.500     6.375     84.98     11/12/98       n/a
 8000060098   8000060098   LOPEZ JOSE G                   CA     250,000.00     11.000     6.750     84.74     11/02/98       n/a
  801127887       n/a      CRAIN WILLIAM                  CT      24,000.00      9.625     5.500     75.00     10/29/98       n/a
  801169541       n/a      CAVENDER MICHAEL R             UT     142,500.00     10.375     7.125     75.00     10/30/98       n/a
  801125899       n/a      SMITH GENEVA B                 FL      78,750.00     11.000     7.750     75.00     10/31/98       n/a
  801133125       n/a      JAMES GAYLE D                  MI      37,600.00      9.625     6.875     80.00     10/29/98       n/a
  801139569       n/a      WHERRY DARRYL                  OH      52,000.00     11.875     8.000     80.00     10/29/98       n/a
  801113929       n/a      MC CLELLAND NINA F             IN      28,000.00     13.875    10.000     80.00     10/23/98       n/a
  801141367       n/a      CAVENDER MICHAEL R             UT     161,500.00     11.125     7.375     84.64     10/29/98       n/a
---------------------------------------------------------------------------
Loans Funded and not yet in Servicing                      54  7,960,618.00                           90.0

Total ARM Loans Funded and Available: Class II             66  9,529,664.83
                                                              44,530,343.90  Needed
                                                             (35,000,679.07) Excess/(Short)

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
  801211194    801211194   IRWIN KEVIN PATRICK            0      00 00 00                  026       A
  801214297    801214297   SMALLS SHIRLEY M               0      00 00 00                  026       A
  801215914    801215914   DINH THINH V                   0      00 00 00                  026       A
  801221409    801221409   HATZIS HRISTOS                 0      00 00 00                  026       A
  801226002    801226002   DASILVA EDWARD                 0      00 00 00                  026       A
  801231903    801231903   WILLIAMS PATRICIA              0      00 00 00                  026       A
  801234774    801234774   WINGARD GEORGE S               0      00 00 00                  026       A
  801236936    801236936   JOHNSON ALBERT DAVID           0      00 00 00                  026       A
  801238502    801238502   BROWN JANICE H.                0      00 00 00                  026       A
  801241357    801241357   LONDON JAMES                   0      00 00 00                  026       A
  801244203    801244203   VAZZANO II FRANK               0      00 00 00                  026       A
  801250473    801250473   REDCROSS GEORGE                0      00 00 00                  026       A
  801252198    801252198   DANIELS SUSAN                  0      00 00 00                  026       A
  801253253    801253253   CLAYMAN ROGER                  0      00 00 00                  026       A
  801257403    801257403   SURVILLO CHRISTOPHER           0      00 00 00                  026       A
  801267337    801267337   CARLSON KEVIN                  0      00 00 00                  026       A
  801267402    801267402   ARRONTE MARIE E                0      00 00 00                  621       A
  801269341    801269341   FRAZER DONALD                  0      00 00 00                  026       A
  801271347    801271347   GIBBS THERESA                  0      00 00 00                  026       A
  801272071    801272071   NARAINE RAMESH                 0      00 00 00                  026       A
  801272386    801272386   FERGUSON DAVID A               0      00 00 00                  026       A
  801273012    801273012   PIZANO III FRANK J             0      00 00 00                  026       A
  801277195    801277195   DIAZ VICTOR M                  0      00 00 00                  026       A
  801288424    801288424   CURRY ERIC                     0      00 00 00                  622       A
  801319179    801319179   MCKEE TODD                     0      00 00 00                  026       A
 8000060098   8000060098   LOPEZ JOSE G                   0      00 00 00                  622       A
  801127887       n/a      CRAIN WILLIAM                  0      00 00 00                  026       A
  801169541       n/a      CAVENDER MICHAEL R             0      00 00 00                  621       A
  801125899       n/a      SMITH GENEVA B                 0      00 00 00                  066       A
  801133125       n/a      JAMES GAYLE D                  0      00 00 00                  066       A
  801139569       n/a      WHERRY DARRYL                  0      00 00 00                  026       A
  801113929       n/a      MC CLELLAND NINA F             0      00 00 00                  026       A
  801141367       n/a      CAVENDER MICHAEL R             0      00 00 00                  621       A
------------------------------------------------




CLASS II SUBPOOL 4:  ARM LOANS SET TO CLOSE
  801248667       n/a      SULLY WALTER                   MA     149,250.00      9.750     6.750     75.00       n/a          n/a
  801253741       n/a      LAWRENCE BETTY                 NC      74,250.00     10.875     7.125     75.00       n/a          n/a
  801253766       n/a      WYNNE SIOBAN                   NY      80,000.00     10.500     7.375      0.00       n/a          n/a
  801255159       n/a      NAVARRO MELISSA                UT      76,500.00     11.625     8.625     79.93       n/a          n/a
  801260878       n/a      FRANCESCONI ROBERT A           NJ      99,250.00     13.125     8.750     55.13       n/a          n/a
  801267311       n/a      GILLIAM SABRINA                PA      31,025.00     11.750     7.625     85.00       n/a          n/a
  801270570       n/a      PRIFIY KOSTANDIN               MI     147,200.00      9.250     5.875     80.00       n/a          n/a
  801275330       n/a      ABRAHAMSON MARK D              CO     135,000.00      9.125     5.375     75.00       n/a          n/a
  801282641       n/a      HENNECY BRADLEY D              GA      61,800.00      9.875     6.250     79.94       n/a          n/a
  801283755       n/a      DUFOUR MARIE                   NY     286,200.00     10.375     6.625     90.00       n/a          n/a
  801289752       n/a      JONES CHARLES C                MD      30,100.00      9.750     5.850     70.00       n/a          n/a
  801092172       n/a      BLOSSER JAMES O                NY      58,000.00     13.000     9.125     80.00       n/a          n/a
  801097924       n/a      GAETA LOUIS A                  NY     200,000.00     11.000     7.125      0.00       n/a          n/a
  801099458       n/a      BARTOLOTTA PATRICIA R          NY     112,000.00     10.375     7.000     89.96       n/a          n/a
  801129909       n/a      DOUGHERTY JAMES T              DE     186,750.00      8.750     5.875     75.00       n/a          n/a
  801132960       n/a      KLEIN KNESSET                  PA      81,000.00     10.125     7.000     90.00       n/a          n/a
  801154733       n/a      MILLER JOEL J                  UT     163,200.00     11.750     8.125     85.00       n/a          n/a
  801166638       n/a      DAHL WALTER A                  NY      73,500.00     11.750     8.125     75.00       n/a          n/a
  801176686       n/a      HAGUE SABAHUL                  NY     190,000.00     11.000     6.875      0.00       n/a          n/a
  801195496       n/a      JACKSON MELVIN                 OH      56,000.00     11.875     8.000     80.00       n/a          n/a
  801199712       n/a      HARMAN AARON E                 PA      49,400.00      9.875     6.000     65.00       n/a          n/a
  801246141       n/a      PEDENSKI JAMES                 CT      58,000.00      9.000     5.500     52.72       n/a          n/a
  801258278       n/a      RIVERA P ARLENE                FL     131,625.00     11.250     7.500     75.00       n/a          n/a
  801265216       n/a      GILMORE MARY                   NJ      51,980.00     11.875     8.000     25.99       n/a          n/a
  801270356       n/a      POLLAS GERTA                   NY     213,300.00     10.250     7.375      0.00       n/a          n/a
  801274705       n/a      MIDDLEMAN GOLDIE               PA      59,200.00      9.375     6.125     80.00       n/a          n/a
  801280876       n/a      BROWN LILLY                    NY     156,000.00      9.625     6.250     80.00       n/a          n/a
  801281072       n/a      GRANGER PAMELA                 UT      90,000.00      9.750     6.375     52.94       n/a          n/a
  801321514       n/a      LEDESMA NESTER                 UT     312,000.00     12.625     9.000     80.00       n/a          n/a
  801080615       n/a      BELL DAVID W                   UT      95,200.00     13.000     9.125     80.00       n/a          n/a
  801139957       n/a      FREEMAN WILLIAM F              MI      92,650.00     11.375     7.375     85.00       n/a          n/a
  801168642       n/a      SICURANZA ROCCO P              NJ     305,000.00      9.375     6.125     80.05       n/a          n/a
  801234550       n/a      ESPLIN DAVID E                 ID      46,400.00      8.875     5.375     80.00       n/a          n/a



  801248667       n/a      SULLY WALTER                   0      00 00 00                  066       A
  801253741       n/a      LAWRENCE BETTY                 0      00 00 00                  026       A
  801253766       n/a      WYNNE SIOBAN                   0      00 00 00                  026       A
  801255159       n/a      NAVARRO MELISSA                0      00 00 00                  621       A
  801260878       n/a      FRANCESCONI ROBERT A           0      00 00 00                  026       A
  801267311       n/a      GILLIAM SABRINA                0      00 00 00                  026       A
  801270570       n/a      PRIFIY KOSTANDIN               0      00 00 00                  026       A
  801275330       n/a      ABRAHAMSON MARK D              0      00 00 00                  026       A
  801282641       n/a      HENNECY BRADLEY D              0      00 00 00                  026       A
  801283755       n/a      DUFOUR MARIE                   0      00 00 00                  026       A
  801289752       n/a      JONES CHARLES C                0      00 00 00                  026       A
  801092172       n/a      BLOSSER JAMES O                0      00 00 00                  026       A
  801097924       n/a      GAETA LOUIS A                  0      00 00 00                  026       A
  801099458       n/a      BARTOLOTTA PATRICIA R          0      00 00 00                  026       A
  801129909       n/a      DOUGHERTY JAMES T              0      00 00 00                  026       A
  801132960       n/a      KLEIN KNESSET                  0      00 00 00                  026       A
  801154733       n/a      MILLER JOEL J                  0      00 00 00                  621       A
  801166638       n/a      DAHL WALTER A                  0      00 00 00                  026       A
  801176686       n/a      HAGUE SABAHUL                  0      00 00 00                  026       A
  801195496       n/a      JACKSON MELVIN                 0      00 00 00                  026       A
  801199712       n/a      HARMAN AARON E                 0      00 00 00                  026       A
  801246141       n/a      PEDENSKI JAMES                 0      00 00 00                  026       A
  801258278       n/a      RIVERA P ARLENE                0      00 00 00                  026       A
  801265216       n/a      GILMORE MARY                   0      00 00 00                  026       A
  801270356       n/a      POLLAS GERTA                   0      00 00 00                  026       A
  801274705       n/a      MIDDLEMAN GOLDIE               0      00 00 00                  026       A
  801280876       n/a      BROWN LILLY                    0      00 00 00                  026       A
  801281072       n/a      GRANGER PAMELA                 0      00 00 00                  026       A
  801321514       n/a      LEDESMA NESTER                 0      00 00 00                  026       A
  801080615       n/a      BELL DAVID W                   0      00 00 00                  621       A
  801139957       n/a      FREEMAN WILLIAM F              0      00 00 00                  026       A
  801168642       n/a      SICURANZA ROCCO P              0      00 00 00                  622       A
  801234550       n/a      ESPLIN DAVID E                 0      00 00 00                  026       A

Hfs98-4                            12/9/98 th                      Page 20 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
  801244955       n/a      BURNS RICHARD C                NJ     421,700.00     11.000     7.250     75.98       n/a          n/a
  801245606       n/a      COTTON VIOLA W                 IN      44,000.00     12.750     9.000     80.00       n/a          n/a
  801252131       n/a      FREEMAN MICHAEL N              OH      59,920.00     10.125     6.500     80.00       n/a          n/a
  801256967       n/a      BRADLEY MARY E                 NY      70,550.00     10.750     7.625     85.00       n/a          n/a
  801258203       n/a      ROBERTS KATHY R                GA      60,000.00     11.250     7.250     84.50       n/a          n/a
  801270182       n/a      WILLIAMS BONNIE                GA      70,550.00     11.375     7.375     85.00       n/a          n/a
  801270513       n/a      PEARSALL JAMES                 VA     116,000.00     10.500     6.875     80.00       n/a          n/a
  801273863       n/a      SURITA GLORIA                  PA      43,100.00      9.625     6.375     79.96       n/a          n/a
  801275876       n/a      MARSHALL ZEKE                  MD      36,025.00      9.500     5.250     65.50       n/a          n/a
  801280181       n/a      STREETER LELAND                MA      97,750.00      9.625     6.250     85.00       n/a          n/a
  801076001       n/a      STYER DEBRA                    NY     318,000.00      9.875     7.000     89.95       n/a          n/a
  801165085       n/a      FILHO EDSON A                  MA     110,500.00     11.500     7.875     85.00       n/a          n/a
  801174871       n/a      ACEVEDO HERMES                 NY      87,750.00     13.125     8.750     65.00       n/a          n/a
  801184854       n/a      DICKERSON MICHAEL D            SC     166,500.00      9.750     6.625     90.00       n/a          n/a
  801196940       n/a      SMITH OBIE D                   IN      41,600.00     12.625     9.500     80.00       n/a          n/a
  801198615       n/a      SMITH DUANE D                  CO      90,400.00     10.000     6.000     80.00       n/a          n/a
  801201963       n/a      FLYNN LINDA L                  CO     101,500.00     11.000     7.625     70.00       n/a          n/a
  801211327       n/a      HAMOR ROBERT W                 PA     108,000.00      8.250     4.750     54.00       n/a          n/a
  801214222       n/a      RUIZ CATHERINE                 TX      56,350.00     11.750     7.625     84.99       n/a          n/a
  801220047       n/a      RYUJIN MAX K                   UT     221,850.00     11.500     7.875     85.00       n/a          n/a
  801246737       n/a      EVERLEY LYNN W                 UT     125,000.00      9.750     6.625     42.37       n/a          n/a
  801248840       n/a      HUSSAIN ANJUN                  CA     255,000.00      9.500     6.625     85.00       n/a          n/a
  801270315       n/a      PATEL SANDIP                   GA     199,800.00      9.375     6.250     90.00       n/a          n/a
  801270380       n/a      CARPENTAR WILLIAM C            IN      67,200.00     11.625     7.500     80.00       n/a          n/a
  801271420       n/a      MARTINEZ PETE                  NM      89,000.00      8.125     4.750     69.53       n/a          n/a
  801271909       n/a      BRADY CLIFFORD                 UT     116,000.00      9.875     6.125     74.83       n/a          n/a
  801273814       n/a      WAINANA GEORGE                 NY     191,750.00     11.500     7.875     85.98       n/a          n/a
  801279969       n/a      MURPHY JR JOHN J               NY     138,750.00     11.125     7.750     75.00       n/a          n/a
  801280587       n/a      AHMED KIMMULA                  NY     232,180.00     13.125     9.375     80.89       n/a          n/a
  801282146       n/a      ONOFRE MARIA                   CO     118,400.00      8.625     5.000     80.00       n/a          n/a
  801039512       n/a      BISHOP MATHEW J                MI      59,500.00     11.375     7.375     85.00       n/a          n/a
  801095159       n/a      WESTER ROSEMARY                NJ     108,590.00     10.750     6.875     78.92       n/a          n/a
  801153024       n/a      TODORO ARTHUR J                NY     144,000.00     10.375     7.000      0.00       n/a          n/a
  801188517       n/a      ODILLE DAVID L                 PA      45,600.00     12.750     9.125     80.00       n/a          n/a
  801189416       n/a      DANIELS DAVID L                UT     103,700.00     12.250     8.125     85.00       n/a          n/a
  801213349       n/a      GONZALEZ INGNACIO              NJ     107,000.00     10.375     7.500     85.60       n/a          n/a
  801218413       n/a      HANBICKI RICHARD               NJ     178,500.00     11.625     8.250     85.00       n/a          n/a
  801222084       n/a      SMITH TERRI                    NJ      70,000.00      9.625     6.375     58.33       n/a          n/a
  801241779       n/a      BARRETT CRAIG M                NJ     216,000.00     13.125     9.500     80.00       n/a          n/a
  801241993       n/a      HART PAULA                     OH      68,000.00      9.125     5.750     80.00       n/a          n/a
  801248691       n/a      SOLANA IGNACIO                 MA      90,000.00     10.625     7.125     73.17       n/a          n/a
  801256256       n/a      EVANGELISTA GLENN              NY     275,168.00     11.500     7.875     85.99       n/a          n/a
  801268061       n/a      HUDSON LONNA                   FL      46,400.00     12.375     8.750     80.00       n/a          n/a
  801275561       n/a      HERNANDEZ LUCIANO              NY     131,200.00     12.375     8.750     80.00       n/a          n/a
  801276841       n/a      PREKOH RICHMOND                NY     189,000.00     10.000     6.225     90.00       n/a          n/a
  801285784       n/a      MALIVERS LUCKNER               NY     153,000.00     10.125     6.375     90.00       n/a          n/a
  801286378       n/a      ST JOUR JOSEPH DUTON           NY     252,000.00     12.750     8.875     80.00       n/a          n/a
 8000033640       n/a      KAGAN VADIM E.                 WI     121,500.00      9.625     5.500     90.00       n/a          n/a
  801049321       n/a      WILCOX DWAYNE                  PA     105,000.00      9.250     6.125     79.84       n/a          n/a
  801088857       n/a      DESIDERIO LAWRENCE J           NY     104,975.00     11.125     7.500     85.00       n/a          n/a
  801105289       n/a      BRIER TROY                     PA     154,765.00      9.875     6.250     90.00       n/a          n/a
  801128992       n/a      GANTENBEIN DONALD E            CA      64,000.00     13.125     9.750     80.00       n/a          n/a
  801136409       n/a      REEDER DELISA                  SC      77,250.00     10.000     6.750     75.00       n/a          n/a
  801153529       n/a      ZARAGOZA MARIA A               WA      39,650.00     10.125     6.000     65.00       n/a          n/a
  801155656       n/a      MALOTA NOEL                    NY     223,200.00     11.250     7.500     85.84       n/a          n/a
  801171281       n/a      BORCHARD JR RAYMOND C          MI     118,300.00     10.250     6.625     79.98       n/a          n/a
  801175233       n/a      POIRIER HAROLDEEN I            GA     175,000.00      9.500     6.250     72.91       n/a          n/a
  801199605       n/a      LUBRANI DAVID J                MD     149,600.00     10.750     7.875     85.00       n/a          n/a
  801200304       n/a      WATSON LYDIA A                 NJ      94,987.00     10.250     6.750     75.99       n/a          n/a
  801214347       n/a      WALLACE RICHARD T              CT     158,000.00      9.375     6.250     67.23       n/a          n/a
  801233099       n/a      BARNES KEVIN S                 NC      57,778.00     10.250     6.250     84.99       n/a          n/a
  801237249       n/a      BIASETTI WILLIAM               MA      78,400.00     12.500     9.000     80.00       n/a          n/a
  801248758       n/a      JACOT NESTOR A                 CA     260,000.00      8.625     4.000     80.00       n/a          n/a
  801256173       n/a      REESE MARGARET E               GA      30,260.00     10.625     6.875     85.00       n/a          n/a
  801256231       n/a      HAYES JR EDWARD V              NJ      79,000.00      9.750     6.250     75.23       n/a          n/a
  801256900       n/a      ROMNEY KEVIN S                 MI     234,600.00     10.125     6.750     85.00       n/a          n/a
  801258302       n/a      HOLLIFIELD LETICIA             IN      44,800.00     10.500     7.000     80.00       n/a          n/a
  801258617       n/a      WHITE THEODORE                 IL      59,500.00     12.625     8.500     85.00       n/a          n/a
  801261157       n/a      D AMATO MICHAEL                CT     154,800.00      9.375     7.000     90.00       n/a          n/a
  801262593       n/a      SADLER RALPH                   CO     204,850.00      9.500     6.125     85.00       n/a          n/a
  801266800       n/a      CLARK GEORGIA                  CA     116,250.00     10.125     5.500     75.00       n/a          n/a
  801270760       n/a      MIS ROSE A                     NY     131,250.00     11.000     7.375     75.00       n/a          n/a

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
  801244955       n/a      BURNS RICHARD C                0      00 00 00                  026       A
  801245606       n/a      COTTON VIOLA W                 0      00 00 00                  026       A
  801252131       n/a      FREEMAN MICHAEL N              0      00 00 00                  026       A
  801256967       n/a      BRADLEY MARY E                 0      00 00 00                  026       A
  801258203       n/a      ROBERTS KATHY R                0      00 00 00                  026       A
  801270182       n/a      WILLIAMS BONNIE                0      00 00 00                  026       A
  801270513       n/a      PEARSALL JAMES                 0      00 00 00                  026       A
  801273863       n/a      SURITA GLORIA                  0      00 00 00                  066       A
  801275876       n/a      MARSHALL ZEKE                  0      00 00 00                  026       A
  801280181       n/a      STREETER LELAND                0      00 00 00                  026       A
  801076001       n/a      STYER DEBRA                    0      00 00 00                  066       A
  801165085       n/a      FILHO EDSON A                  0      00 00 00                  026       A
  801174871       n/a      ACEVEDO HERMES                 0      00 00 00                  026       A
  801184854       n/a      DICKERSON MICHAEL D            0      00 00 00                  026       A
  801196940       n/a      SMITH OBIE D                   0      00 00 00                  026       A
  801198615       n/a      SMITH DUANE D                  0      00 00 00                  026       A
  801201963       n/a      FLYNN LINDA L                  0      00 00 00                  026       A
  801211327       n/a      HAMOR ROBERT W                 0      00 00 00                  026       A
  801214222       n/a      RUIZ CATHERINE                 0      00 00 00                  026       A
  801220047       n/a      RYUJIN MAX K                   0      00 00 00                  026       A
  801246737       n/a      EVERLEY LYNN W                 0      00 00 00                  026       A
  801248840       n/a      HUSSAIN ANJUN                  0      00 00 00                  026       A
  801270315       n/a      PATEL SANDIP                   0      00 00 00                  026       A
  801270380       n/a      CARPENTAR WILLIAM C            0      00 00 00                  026       A
  801271420       n/a      MARTINEZ PETE                  0      00 00 00                  026       A
  801271909       n/a      BRADY CLIFFORD                 0      00 00 00                  026       A
  801273814       n/a      WAINANA GEORGE                 0      00 00 00                  026       A
  801279969       n/a      MURPHY JR JOHN J               0      00 00 00                  066       A
  801280587       n/a      AHMED KIMMULA                  0      00 00 00                  026       A
  801282146       n/a      ONOFRE MARIA                   0      00 00 00                  026       A
  801039512       n/a      BISHOP MATHEW J                0      00 00 00                  026       A
  801095159       n/a      WESTER ROSEMARY                0      00 00 00                  026       A
  801153024       n/a      TODORO ARTHUR J                0      00 00 00                  026       A
  801188517       n/a      ODILLE DAVID L                 0      00 00 00                  026       A
  801189416       n/a      DANIELS DAVID L                0      00 00 00                  621       A
  801213349       n/a      GONZALEZ INGNACIO              0      00 00 00                  026       A
  801218413       n/a      HANBICKI RICHARD               0      00 00 00                  026       A
  801222084       n/a      SMITH TERRI                    0      00 00 00                  026       A
  801241779       n/a      BARRETT CRAIG M                0      00 00 00                  026       A
  801241993       n/a      HART PAULA                     0      00 00 00                  026       A
  801248691       n/a      SOLANA IGNACIO                 0      00 00 00                  026       A
  801256256       n/a      EVANGELISTA GLENN              0      00 00 00                  026       A
  801268061       n/a      HUDSON LONNA                   0      00 00 00                  026       A
  801275561       n/a      HERNANDEZ LUCIANO              0      00 00 00                  026       A
  801276841       n/a      PREKOH RICHMOND                0      00 00 00                  026       A
  801285784       n/a      MALIVERS LUCKNER               0      00 00 00                  026       A
  801286378       n/a      ST JOUR JOSEPH DUTON           0      00 00 00                  026       A
 8000033640       n/a      KAGAN VADIM E.                 0      00 00 00                  026       A
  801049321       n/a      WILCOX DWAYNE                  0      00 00 00                  026       A
  801088857       n/a      DESIDERIO LAWRENCE J           0      00 00 00                  026       A
  801105289       n/a      BRIER TROY                     0      00 00 00                  026       A
  801128992       n/a      GANTENBEIN DONALD E            0      00 00 00                  622       A
  801136409       n/a      REEDER DELISA                  0      00 00 00                  026       A
  801153529       n/a      ZARAGOZA MARIA A               0      00 00 00                  026       A
  801155656       n/a      MALOTA NOEL                    0      00 00 00                  026       A
  801171281       n/a      BORCHARD JR RAYMOND C          0      00 00 00                  026       A
  801175233       n/a      POIRIER HAROLDEEN I            0      00 00 00                  026       A
  801199605       n/a      LUBRANI DAVID J                0      00 00 00                  026       A
  801200304       n/a      WATSON LYDIA A                 0      00 00 00                  026       A
  801214347       n/a      WALLACE RICHARD T              0      00 00 00                  026       A
  801233099       n/a      BARNES KEVIN S                 0      00 00 00                  066       A
  801237249       n/a      BIASETTI WILLIAM               0      00 00 00                  026       A
  801248758       n/a      JACOT NESTOR A                 0      00 00 00                  622       A
  801256173       n/a      REESE MARGARET E               0      00 00 00                  026       A
  801256231       n/a      HAYES JR EDWARD V              0      00 00 00                  026       A
  801256900       n/a      ROMNEY KEVIN S                 0      00 00 00                  622       A
  801258302       n/a      HOLLIFIELD LETICIA             0      00 00 00                  026       A
  801258617       n/a      WHITE THEODORE                 0      00 00 00                  026       A
  801261157       n/a      D AMATO MICHAEL                0      00 00 00                  026       A
  801262593       n/a      SADLER RALPH                   0      00 00 00                  026       A
  801266800       n/a      CLARK GEORGIA                  0      00 00 00                  026       A
  801270760       n/a      MIS ROSE A                     0      00 00 00                  026       A

Hfs98-4                            12/9/98 th                      Page 21 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
  801280421       n/a      GARDNER ALISHAME E             NY     136,000.00     12.375     8.750     80.00       n/a          n/a
  801280843       n/a      TOMLINSON RONNIE               NY     168,000.00     12.875     9.000     80.00       n/a          n/a
  801286477       n/a      PROCTOR MARK T                 UT     140,250.00     12.500     8.125     85.00       n/a          n/a
  801288127       n/a      PAVELSKI MICHAEL M             PA      45,000.00     10.000     6.375     66.17       n/a          n/a
  801292269       n/a      DALTON BARRY L                 OH      85,500.00     10.125     6.500     90.00       n/a          n/a
  801296781       n/a      CONNOR JAMES G                 PA      73,500.00     11.875     8.000     79.03       n/a          n/a
 8000036965       n/a      FERGUSON PATRICK               IL     108,000.00      8.375     4.250     80.00       n/a          n/a
  801214610       n/a      MCCOLLISTER JACKIE JOE         IN      32,800.00     13.375     9.500     80.00       n/a          n/a
  801242355       n/a      WEBB TONEE G                   NC     130,050.00      9.625     6.250     85.00       n/a          n/a
  801289224       n/a      BEDROSIAN DENNIS B             NJ     159,250.00     13.125     8.750     65.00       n/a          n/a
  800969958       n/a      ZAMROK ROBERT E                NY      74,800.00     11.250     7.000     85.00       n/a          n/a
  801131624       n/a      LIPPOLIS NICOLE K              PA      60,690.00     11.000     7.250     85.99       n/a          n/a
  801175092       n/a      WARD TERRANCE LEE              CO      63,700.00     12.875     8.375     65.00       n/a          n/a
  801175175       n/a      HEDRICK TIMOTHY M.             IN     123,250.00     10.625     6.750     85.00       n/a          n/a
  801197138       n/a      FUHS RONALD J                  NY     136,500.00     11.000     7.625     80.29       n/a          n/a
  801217829       n/a      MOORE PEARL L                  NY     100,000.00      9.875     6.250     80.00       n/a          n/a
  801223256       n/a      AGATHANGELOU SABATO            NJ     116,000.00     12.625     9.500     80.00       n/a          n/a
  801230996       n/a      ARGEROPOULOS ANDREA            MI      57,600.00     10.750     7.625     80.00       n/a          n/a
  801231028       n/a      GOODMAN MARIETTA BERRY         OH     145,300.00     11.250     7.500     84.97       n/a          n/a
  801233297       n/a      HAWLEY WILLIAM M               MD      85,000.00     11.375     7.375     85.00       n/a          n/a
  801247909       n/a      WILSON LORRAINE V              MD     244,800.00      9.375     5.875     90.00       n/a          n/a
  801249616       n/a      PITTMAN JR THOMAS              GA     153,750.00      7.500     4.250     76.87       n/a          n/a
  801251166       n/a      HAAS JOSEPH                    PA     136,500.00      9.875     6.250     78.00       n/a          n/a
  801254517       n/a      REESE ALEN                     MT      28,900.00     11.375     7.375     85.00       n/a          n/a
  801256728       n/a      ALICEA ANGEL                   NJ      83,000.00     11.375     7.500     64.84       n/a          n/a
  801265372       n/a      VOEGELE HELMUT                 NJ      80,300.00      9.625     6.250     69.82       n/a          n/a
  801267535       n/a      RUSSELL MATT                   OH      74,400.00     12.375     8.250     80.00       n/a          n/a
  801279589       n/a      CASTRO CHRISTIAN               NY     148,500.00     10.750     7.375     90.00       n/a          n/a
  801280090       n/a      DAVIS OLUJIMI                  MN      26,400.00     12.125     8.000     80.00       n/a          n/a
  801282500       n/a      DUNCAN EUGENIA E               MI      52,800.00     11.375     8.000     80.00       n/a          n/a
  801284944       n/a      GATES GEOFFREY                 NJ     310,000.00      9.875     6.000     51.66       n/a          n/a
  801286576       n/a      VASQUEZ MARIA J                CA     104,000.00     11.250     7.625     80.00       n/a          n/a
  801297474       n/a      TALECK REBECCA E               FL     103,200.00     10.250     6.625     79.38       n/a          n/a
 8000049463       n/a      HAWTHORNE KENNETH E.           KS      20,000.00     12.125     8.000     80.64       n/a          n/a
 8000049745       n/a      ELLIS VELMA E.                 OK      32,000.00     12.500     8.250     80.00       n/a          n/a
 8000060197       n/a      FRUHWIRTH CHARLES              PA      82,000.00      9.750     5.500     53.77       n/a          n/a
  801077603       n/a      STENTO DAVID P                 NY      60,000.00     11.500     7.625     70.58       n/a          n/a
  801090234       n/a      COBER SCOTT L                  NC     100,000.00      8.500     5.250     22.72       n/a          n/a
  801126996       n/a      VINCENT ESLYN                  NY     232,000.00     11.750     7.875     84.82       n/a          n/a
  801151663       n/a      LARSEN THOMAS                  NY     199,750.00     11.125     7.250     85.00       n/a          n/a
  801172511       n/a      NEWKIRK FLETCHER               NC      63,000.00     10.625     7.250     90.00       n/a          n/a
  801175290       n/a      BADIYO RICHARD J               UT      81,900.00      9.875     6.250     90.00       n/a          n/a
  801197054       n/a      CATALDO MICHAEL A              NJ      90,000.00     10.500     6.975     90.00       n/a          n/a
  801215773       n/a      KWALICK CECILIA                NJ     108,000.00     13.000     9.375      0.00       n/a          n/a
  801223025       n/a      VINCENT DANIEL                 IN      86,400.00      9.625     6.125     80.00       n/a          n/a
  801227554       n/a      WILLIAMS DONALD                IN      56,800.00     11.875     8.000     80.00       n/a          n/a
  801251935       n/a      MARTIN II MICHAEL              MI      50,400.00     12.750     8.875     80.00       n/a          n/a
  801259938       n/a      COSSARD PIERRE Y               NJ     480,000.00      9.750     6.500     67.13       n/a          n/a
  801261884       n/a      RUIZ ALFREDO                   NY     144,500.00     11.875     8.250     85.00       n/a          n/a
  801264722       n/a      YOUNG KEVIN                    OH     155,000.00      9.000     5.000     88.06       n/a          n/a
  801265935       n/a      KING DUDLEY W.                 NY     149,500.00     12.250     8.750     65.00       n/a          n/a
  801275231       n/a      USBECK DEBORAH                 NY     283,767.00     10.750     7.375     85.99       n/a          n/a
  801277328       n/a      PERRY JOYCE                    TX      60,400.00     11.625     7.500     80.00       n/a          n/a
  801287632       n/a      ALEXANDER COLIN D              CT     130,500.00     10.500     7.375     90.00       n/a          n/a
  801292988       n/a      GATSON JR LOUIS                NJ      92,000.00     10.625     7.250     80.00       n/a          n/a
  801306135       n/a      DIMANNO CHRISTIAN T            MA     137,000.00      8.750     5.500     76.11       n/a          n/a
  801309675       n/a      SANCHEZ GERARDO                MI     102,600.00     10.875     7.250     90.00       n/a          n/a
  801172552       n/a      ARMENTA DONALD G               WA     116,985.00      9.375     6.250     89.99       n/a          n/a
  801190182       n/a      ELLIS DIANE                    NY     160,000.00      7.250     5.000     80.00       n/a          n/a
  801206665       n/a      CAUDLE DANA M                  SC      81,600.00     12.750     8.875     80.00       n/a          n/a
  801214305       n/a      THOMAS ROBERT W                PA      71,910.00     10.125     7.000     90.00       n/a          n/a
  801223892       n/a      WALLS DIANE                    FL      38,500.00     11.125     7.500     70.00       n/a          n/a
  801223918       n/a      JOHNSON BELINDA YVONNE         FL      56,000.00     10.625     6.750     70.00       n/a          n/a
  801231358       n/a      SALONIA VINCENT                NY     200,000.00      9.750     6.375     80.00       n/a          n/a
  801244146       n/a      JOHNSON BARBARA                CT       8,000.00     10.625     7.125     61.53       n/a          n/a
  801254558       n/a      LEACH SALLIE MAE               NC      81,600.00      8.125     5.000     80.00       n/a          n/a
  801256413       n/a      HUGHEY CAROL                   SC      91,350.00     10.625     7.250     90.00       n/a          n/a
  801274937       n/a      HAMPTON JAMES                  OH      26,200.00      9.250     5.500     74.85       n/a          n/a
  801277450       n/a      BURRUS DAVID                   CA     229,500.00     10.250     6.875      0.00       n/a          n/a
  801285834       n/a      MURTHA MARK F                  PA      63,500.00      9.625     6.625     80.89       n/a          n/a
  801286220       n/a      MIELE MIKE                     MI     192,000.00      7.875     5.000     80.00       n/a          n/a
  801288598       n/a      GOMEZ LUIS ALOMSO              CO      74,800.00     12.000     8.125     85.00       n/a          n/a
  801292939       n/a      PIVERGER MARIE M               NY     198,425.00     12.375     8.750     80.99       n/a          n/a

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
  801280421       n/a      GARDNER ALISHAME E             0      00 00 00                  026       A
  801280843       n/a      TOMLINSON RONNIE               0      00 00 00                  026       A
  801286477       n/a      PROCTOR MARK T                 0      00 00 00                  026       A
  801288127       n/a      PAVELSKI MICHAEL M             0      00 00 00                  026       A
  801292269       n/a      DALTON BARRY L                 0      00 00 00                  622       A
  801296781       n/a      CONNOR JAMES G                 0      00 00 00                  026       A
 8000036965       n/a      FERGUSON PATRICK               0      00 00 00                  026       A
  801214610       n/a      MCCOLLISTER JACKIE JOE         0      00 00 00                  026       A
  801242355       n/a      WEBB TONEE G                   0      00 00 00                  026       A
  801289224       n/a      BEDROSIAN DENNIS B             0      00 00 00                  026       A
  800969958       n/a      ZAMROK ROBERT E                0      00 00 00                  026       A
  801131624       n/a      LIPPOLIS NICOLE K              0      00 00 00                  026       A
  801175092       n/a      WARD TERRANCE LEE              0      00 00 00                  026       A
  801175175       n/a      HEDRICK TIMOTHY M.             0      00 00 00                  026       A
  801197138       n/a      FUHS RONALD J                  0      00 00 00                  026       A
  801217829       n/a      MOORE PEARL L                  0      00 00 00                  026       A
  801223256       n/a      AGATHANGELOU SABATO            0      00 00 00                  026       A
  801230996       n/a      ARGEROPOULOS ANDREA            0      00 00 00                  026       A
  801231028       n/a      GOODMAN MARIETTA BERRY         0      00 00 00                  026       A
  801233297       n/a      HAWLEY WILLIAM M               0      00 00 00                  026       A
  801247909       n/a      WILSON LORRAINE V              0      00 00 00                  026       A
  801249616       n/a      PITTMAN JR THOMAS              0      00 00 00                  026       A
  801251166       n/a      HAAS JOSEPH                    0      00 00 00                  026       A
  801254517       n/a      REESE ALEN                     0      00 00 00                  026       A
  801256728       n/a      ALICEA ANGEL                   0      00 00 00                  026       A
  801265372       n/a      VOEGELE HELMUT                 0      00 00 00                  026       A
  801267535       n/a      RUSSELL MATT                   0      00 00 00                  622       A
  801279589       n/a      CASTRO CHRISTIAN               0      00 00 00                  026       A
  801280090       n/a      DAVIS OLUJIMI                  0      00 00 00                  026       A
  801282500       n/a      DUNCAN EUGENIA E               0      00 00 00                  026       A
  801284944       n/a      GATES GEOFFREY                 0      00 00 00                  026       A
  801286576       n/a      VASQUEZ MARIA J                0      00 00 00                  026       A
  801297474       n/a      TALECK REBECCA E               0      00 00 00                  026       A
 8000049463       n/a      HAWTHORNE KENNETH E.           0      00 00 00                  026       A
 8000049745       n/a      ELLIS VELMA E.                 0      00 00 00                  026       A
 8000060197       n/a      FRUHWIRTH CHARLES              0      00 00 00                  622       A
  801077603       n/a      STENTO DAVID P                 0      00 00 00                  026       A
  801090234       n/a      COBER SCOTT L                  0      00 00 00                  026       A
  801126996       n/a      VINCENT ESLYN                  0      00 00 00                  026       A
  801151663       n/a      LARSEN THOMAS                  0      00 00 00                  026       A
  801172511       n/a      NEWKIRK FLETCHER               0      00 00 00                  026       A
  801175290       n/a      BADIYO RICHARD J               0      00 00 00                  621       A
  801197054       n/a      CATALDO MICHAEL A              0      00 00 00                  026       A
  801215773       n/a      KWALICK CECILIA                0      00 00 00                  026       A
  801223025       n/a      VINCENT DANIEL                 0      00 00 00                  026       A
  801227554       n/a      WILLIAMS DONALD                0      00 00 00                  026       A
  801251935       n/a      MARTIN II MICHAEL              0      00 00 00                  026       A
  801259938       n/a      COSSARD PIERRE Y               0      00 00 00                  026       A
  801261884       n/a      RUIZ ALFREDO                   0      00 00 00                  026       A
  801264722       n/a      YOUNG KEVIN                    0      00 00 00                  026       A
  801265935       n/a      KING DUDLEY W.                 0      00 00 00                  066       A
  801275231       n/a      USBECK DEBORAH                 0      00 00 00                  026       A
  801277328       n/a      PERRY JOYCE                    0      00 00 00                  026       A
  801287632       n/a      ALEXANDER COLIN D              0      00 00 00                  026       A
  801292988       n/a      GATSON JR LOUIS                0      00 00 00                  066       A
  801306135       n/a      DIMANNO CHRISTIAN T            0      00 00 00                  026       A
  801309675       n/a      SANCHEZ GERARDO                0      00 00 00                  026       A
  801172552       n/a      ARMENTA DONALD G               0      00 00 00                  026       A
  801190182       n/a      ELLIS DIANE                    0      00 00 00                  066       A
  801206665       n/a      CAUDLE DANA M                  0      00 00 00                  026       A
  801214305       n/a      THOMAS ROBERT W                0      00 00 00                  026       A
  801223892       n/a      WALLS DIANE                    0      00 00 00                  026       A
  801223918       n/a      JOHNSON BELINDA YVONNE         0      00 00 00                  026       A
  801231358       n/a      SALONIA VINCENT                0      00 00 00                  026       A
  801244146       n/a      JOHNSON BARBARA                0      00 00 00                  026       A
  801254558       n/a      LEACH SALLIE MAE               0      00 00 00                  026       A
  801256413       n/a      HUGHEY CAROL                   0      00 00 00                  026       A
  801274937       n/a      HAMPTON JAMES                  0      00 00 00                  026       A
  801277450       n/a      BURRUS DAVID                   0      00 00 00                  026       A
  801285834       n/a      MURTHA MARK F                  0      00 00 00                  026       A
  801286220       n/a      MIELE MIKE                     0      00 00 00                  026       A
  801288598       n/a      GOMEZ LUIS ALOMSO              0      00 00 00                  026       A
  801292939       n/a      PIVERGER MARIE M               0      00 00 00                  026       A

Hfs98-4                            12/9/98 th                      Page 22 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
  801296930       n/a      BRATTON LATARSHA               OH       39,600.00    11.375     7.000     84.97       n/a          n/a
  801300054       n/a      BELL JOHN A                    NY      180,000.00    13.000     8.625     75.00       n/a          n/a
  801314550       n/a      FINNEY NELIA I                 NY      127,500.00    12.625     8.500     75.00       n/a          n/a
 8000040066       n/a      ROPER SHIRLEY                  AL       12,000.00    12.250     8.000     80.00       n/a          n/a
  801030230       n/a      ZIMMER LORRAINE A              OH       64,000.00    11.875     8.000     80.00       n/a          n/a
  801083734       n/a      RUZZA III WILLIAM A            NY      335,750.00     9.875     5.375     85.00       n/a          n/a
  801119926       n/a      SULLIVAN WILLIAM J             CT      240,000.00     9.875     6.000     63.15       n/a          n/a
  801125642       n/a      DASCHKE AMY                    PA       72,250.00    10.500     6.250     85.00       n/a          n/a
  801150111       n/a      SHAMASHA WISAM J               MI      130,000.00    11.375     7.000     84.96       n/a          n/a
  801168097       n/a      HEWITT ANNETTE L               NY      134,000.00    11.000     7.375     89.93       n/a          n/a
  801171943       n/a      WOLF ERIC N                    PA      120,385.00     8.875     5.750     85.98       n/a          n/a
  801174855       n/a      KERN RICHARD                   NY      120,000.00    11.750     8.250     80.00       n/a          n/a
  801184169       n/a      MIZRAHI FRIDA                  NY      242,250.00    10.875     7.500     85.00       n/a          n/a
  801190869       n/a      JONES DEBRA L                  IN      106,250.00    11.125     7.250     90.42       n/a          n/a
  801201211       n/a      PERRI JOEL                     CO      105,300.00     8.875     6.250     90.00       n/a          n/a
  801203217       n/a      LARSEN SONIA L                 MI       36,000.00    10.625     6.750     80.00       n/a          n/a
  801210907       n/a      HADLEY EDWARD M                NY       91,000.00     8.625     5.125     67.91       n/a          n/a
  801217944       n/a      SCHERER CRAIG  A               FL       38,400.00     9.875     5.750     80.00       n/a          n/a
  801225228       n/a      BOMBACE THERESA                CT      400,000.00    11.125     7.250     68.49       n/a          n/a
  801227026       n/a      RITZ DAVID B                   PA      118,915.00     8.750     5.152     85.00       n/a          n/a
  801229022       n/a      HEARN LAURIE K                 NC       59,500.00    12.500     8.125     85.00       n/a          n/a
  801234733       n/a      WILSON WENDY M                 PA       60,800.00    11.875     8.250     80.00       n/a          n/a
  801235359       n/a      WALTERS LAURA J                MI       56,000.00    11.250     7.375     84.97       n/a          n/a
  801238999       n/a      BUTLER BRENT                   UT      107,900.00     8.500     6.125     79.92       n/a          n/a
  801241167       n/a      HELTON GARY                    MI       93,500.00     9.625     6.750     85.00       n/a          n/a
  801244872       n/a      KAUN ROBERT R                  NY       80,000.00    12.375     8.750     80.00       n/a          n/a
  801246224       n/a      BLANCHARD ROD N                UT      562,500.00     8.625     5.250     75.00       n/a          n/a
  801246307       n/a      COMPNOTTA JOSEPH               OH       79,000.00    10.625     6.750     84.94       n/a          n/a
  801258674       n/a      SALAAM MARY ELLEN              IL      157,600.00    11.750     6.975     84.96       n/a          n/a
  801259698       n/a      COLBERT TERRY LYNN             OR       45,500.00    11.875     7.250     65.00       n/a          n/a
  801262700       n/a      MILLER DAVID S                 NJ      133,200.00     9.375     6.250     90.00       n/a          n/a
  801264763       n/a      GREEN BARBARA C                IL      106,200.00     8.625     5.000     84.96       n/a          n/a
  801269879       n/a      GIRMIS GEORGIOS                FL      144,000.00     7.375     4.250     64.00       n/a          n/a
  801270810       n/a      BRAUN CAROLE J                 IL       93,000.00    10.875     7.125     75.00       n/a          n/a
  801273384       n/a      WERNER NEAL A M                CT      150,000.00     8.750     5.625     56.60       n/a          n/a
  801277344       n/a      NINA ELIZABETH                 NY      175,500.00    10.750     7.000     90.00       n/a          n/a
  801282971       n/a      PEPE ELIZABETH                 NJ       82,350.00    10.125     6.625     70.99       n/a          n/a
  801287269       n/a      FRANTZ TERRENCE J              IN      120,000.00     9.000     5.000     80.00       n/a          n/a
  801290131       n/a      SLIGH DAVID JEFFERY            SC       82,000.00     9.750     6.500     73.87       n/a          n/a
  801297896       n/a      PAQUETTE JERRY                 MI      175,600.00     8.500     5.000     80.00       n/a          n/a
  801298597       n/a      COX JEFFREY K                  OH      128,000.00    12.125     8.000     80.00       n/a          n/a
  801301706       n/a      GRUEN STEVE R                  OH      298,300.00     9.375     5.750     84.98       n/a          n/a
  801304106       n/a      BALDWIN HARRIET                CT      108,000.00     9.875     5.875     80.00       n/a          n/a
  801304114       n/a      BALDWIN HARRIET                CT       95,200.00     9.875     5.875     80.00       n/a          n/a
  801304205       n/a      BALDWIN HARRIET                CT      104,000.00     9.875     5.875     80.00       n/a          n/a
  801310905       n/a      GARNER ANDRE V                 UT      105,000.00    11.125     7.250     75.00       n/a          n/a
  801156902       n/a      CONNER JUNE A                  PA       50,700.00    13.000     8.375     65.00       n/a          n/a
  801162231       n/a      DYKANN JAMES                   CO      193,000.00    10.250     6.625     51.46       n/a          n/a
  801048281       n/a      CORBIN HADDAD SHARON ANN       NC       68,400.00    10.625     6.750     90.00       n/a          n/a
  801138926       n/a      LEWIS LATRICIA                 MI       53,600.00    12.875     8.750     80.00       n/a          n/a
  801146192       n/a      HILL HARVEY                    NY      128,000.00    11.000     7.125     80.00       n/a          n/a
  801153883       n/a      OLIVER WILLIAM L               MI       80,000.00    13.625     9.500     72.72       n/a          n/a
  801157769       n/a      JERAL GARY                     NJ       87,700.00    10.875     7.000     64.96       n/a          n/a
  801163346       n/a      PRESSLEY DOROTHY D             NJ       56,000.00    13.000     9.000     80.00       n/a          n/a
  801172164       n/a      STERLING MARJORIE              NJ      112,000.00     9.750     6.125     80.00       n/a          n/a
  801187188       n/a      PERRY MAXINE                   NY      171,000.00     9.875     6.375     90.00       n/a          n/a
  801187808       n/a      FLISPE FRANCIS B               MI      192,000.00    10.375     6.500     80.00       n/a          n/a
  801190257       n/a      MAXWELL GLORIA A               WA      174,600.00     9.625     6.250     90.00       n/a          n/a
  801194366       n/a      HALL LAVREEN D                 IN      129,000.00     7.875     5.000     79.63       n/a          n/a
  801196700       n/a      MCKINNEY JAMIE A               NY      240,975.00    11.625     7.375     85.00       n/a          n/a
  801199803       n/a      KELLOUGH LORI                  OH       52,000.00    11.875     7.500     80.00       n/a          n/a
  801203126       n/a      BROWN NOVIT                    NY      139,500.00    11.000     7.375     90.00       n/a          n/a
  801220294       n/a      CHIODO RALPH JAMES             MD      143,650.00    11.500     7.375     85.00       n/a          n/a
  801229337       n/a      GAVIN JAMES                    FL      103,700.00    10.250     6.250     85.00       n/a          n/a
  801232786       n/a      GRANT JOHN C                   IL      135,000.00    10.750     7.375     75.00       n/a          n/a
  801234436       n/a      JACQUEZ JOSE A                 IL      104,000.00    12.000     8.350     80.00       n/a          n/a
  801234485       n/a      AMERSON TIMOTHY S              WI       45,500.00    11.375     7.250     65.00       n/a          n/a
  801236084       n/a      PAGE III EDWARD H              IN       64,000.00    11.875     8.000     80.00       n/a          n/a
  801237496       n/a      TEMPLE RICKY D                 TN       62,200.00    12.250     9.125     79.74       n/a          n/a
  801241183       n/a      MCGRADY BARBARA A              OH       78,000.00     6.500     3.750     66.66       n/a          n/a
  801242207       n/a      MESHBERGER JAMES L             IN       46,500.00    10.875     7.750     75.00       n/a          n/a
  801244070       n/a      WATSON DAVID L                 MA      145,500.00     9.375     6.250     74.98       n/a          n/a
  801246943       n/a      KENNEY PATRICK M               MD       50,200.00    11.625     8.000     80.96       n/a          n/a

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
  801296930       n/a      BRATTON LATARSHA               0      00 00 00                  026       A
  801300054       n/a      BELL JOHN A                    0      00 00 00                  026       A
  801314550       n/a      FINNEY NELIA I                 0      00 00 00                  026       A
 8000040066       n/a      ROPER SHIRLEY                  0      00 00 00                  026       A
  801030230       n/a      ZIMMER LORRAINE A              0      00 00 00                  026       A
  801083734       n/a      RUZZA III WILLIAM A            0      00 00 00                  026       A
  801119926       n/a      SULLIVAN WILLIAM J             0      00 00 00                  026       A
  801125642       n/a      DASCHKE AMY                    0      00 00 00                  026       A
  801150111       n/a      SHAMASHA WISAM J               0      00 00 00                  066       A
  801168097       n/a      HEWITT ANNETTE L               0      00 00 00                  026       A
  801171943       n/a      WOLF ERIC N                    0      00 00 00                  026       A
  801174855       n/a      KERN RICHARD                   0      00 00 00                  026       A
  801184169       n/a      MIZRAHI FRIDA                  0      00 00 00                  026       A
  801190869       n/a      JONES DEBRA L                  0      00 00 00                  026       A
  801201211       n/a      PERRI JOEL                     0      00 00 00                  026       A
  801203217       n/a      LARSEN SONIA L                 0      00 00 00                  026       A
  801210907       n/a      HADLEY EDWARD M                0      00 00 00                  026       A
  801217944       n/a      SCHERER CRAIG  A               0      00 00 00                  026       A
  801225228       n/a      BOMBACE THERESA                0      00 00 00                  026       A
  801227026       n/a      RITZ DAVID B                   0      00 00 00                  026       A
  801229022       n/a      HEARN LAURIE K                 0      00 00 00                  621       A
  801234733       n/a      WILSON WENDY M                 0      00 00 00                  026       A
  801235359       n/a      WALTERS LAURA J                0      00 00 00                  026       A
  801238999       n/a      BUTLER BRENT                   0      00 00 00                  026       A
  801241167       n/a      HELTON GARY                    0      00 00 00                  026       A
  801244872       n/a      KAUN ROBERT R                  0      00 00 00                  026       A
  801246224       n/a      BLANCHARD ROD N                0      00 00 00                  026       A
  801246307       n/a      COMPNOTTA JOSEPH               0      00 00 00                  026       A
  801258674       n/a      SALAAM MARY ELLEN              0      00 00 00                  026       A
  801259698       n/a      COLBERT TERRY LYNN             0      00 00 00                  026       A
  801262700       n/a      MILLER DAVID S                 0      00 00 00                  026       A
  801264763       n/a      GREEN BARBARA C                0      00 00 00                  026       A
  801269879       n/a      GIRMIS GEORGIOS                0      00 00 00                  026       A
  801270810       n/a      BRAUN CAROLE J                 0      00 00 00                  026       A
  801273384       n/a      WERNER NEAL A M                0      00 00 00                  026       A
  801277344       n/a      NINA ELIZABETH                 0      00 00 00                  026       A
  801282971       n/a      PEPE ELIZABETH                 0      00 00 00                  026       A
  801287269       n/a      FRANTZ TERRENCE J              0      00 00 00                  026       A
  801290131       n/a      SLIGH DAVID JEFFERY            0      00 00 00                  066       A
  801297896       n/a      PAQUETTE JERRY                 0      00 00 00                  026       A
  801298597       n/a      COX JEFFREY K                  0      00 00 00                  026       A
  801301706       n/a      GRUEN STEVE R                  0      00 00 00                  026       A
  801304106       n/a      BALDWIN HARRIET                0      00 00 00                  026       A
  801304114       n/a      BALDWIN HARRIET                0      00 00 00                  026       A
  801304205       n/a      BALDWIN HARRIET                0      00 00 00                  026       A
  801310905       n/a      GARNER ANDRE V                 0      00 00 00                  026       A
  801156902       n/a      CONNER JUNE A                  0      00 00 00                  026       A
  801162231       n/a      DYKANN JAMES                   0      00 00 00                  026       A
  801048281       n/a      CORBIN HADDAD SHARON ANN       0      00 00 00                  026       A
  801138926       n/a      LEWIS LATRICIA                 0      00 00 00                  026       A
  801146192       n/a      HILL HARVEY                    0      00 00 00                  026       A
  801153883       n/a      OLIVER WILLIAM L               0      00 00 00                  026       A
  801157769       n/a      JERAL GARY                     0      00 00 00                  026       A
  801163346       n/a      PRESSLEY DOROTHY D             0      00 00 00                  026       A
  801172164       n/a      STERLING MARJORIE              0      00 00 00                  026       A
  801187188       n/a      PERRY MAXINE                   0      00 00 00                  026       A
  801187808       n/a      FLISPE FRANCIS B               0      00 00 00                  026       A
  801190257       n/a      MAXWELL GLORIA A               0      00 00 00                  026       A
  801194366       n/a      HALL LAVREEN D                 0      00 00 00                  026       A
  801196700       n/a      MCKINNEY JAMIE A               0      00 00 00                  026       A
  801199803       n/a      KELLOUGH LORI                  0      00 00 00                  026       A
  801203126       n/a      BROWN NOVIT                    0      00 00 00                  026       A
  801220294       n/a      CHIODO RALPH JAMES             0      00 00 00                  026       A
  801229337       n/a      GAVIN JAMES                    0      00 00 00                  026       A
  801232786       n/a      GRANT JOHN C                   0      00 00 00                  026       A
  801234436       n/a      JACQUEZ JOSE A                 0      00 00 00                  026       A
  801234485       n/a      AMERSON TIMOTHY S              0      00 00 00                  026       A
  801236084       n/a      PAGE III EDWARD H              0      00 00 00                  026       A
  801237496       n/a      TEMPLE RICKY D                 0      00 00 00                  026       A
  801241183       n/a      MCGRADY BARBARA A              0      00 00 00                  026       A
  801242207       n/a      MESHBERGER JAMES L             0      00 00 00                  026       A
  801244070       n/a      WATSON DAVID L                 0      00 00 00                  026       A
  801246943       n/a      KENNEY PATRICK M               0      00 00 00                  026       A

Hfs98-4                            12/9/98 th                      Page 23 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
  801248121       n/a      WALTON CLYDE                   ID     164,000.00     11.375     7.375     81.18       n/a          n/a
  801248899       n/a      KREMPASKY MARGARET             PA      20,000.00     11.375     7.500     20.00       n/a          n/a
  801249996       n/a      HABERSHON RAYMOND              CT      48,000.00      8.875     6.250     60.00       n/a          n/a
  801253162       n/a      ARMSTRONG STEPHEN              NJ     157,500.00      9.500     5.875      0.00       n/a          n/a
  801254764       n/a      JAMES SANDRA J                 OH      48,000.00     11.625     7.500     80.00       n/a          n/a
  801265026       n/a      DODDS DOUGLAS                  NY     143,500.00     10.250     6.625     70.00       n/a          n/a
  801265737       n/a      WEISS ROBERT                   DE     132,000.00     11.000     6.875     80.00       n/a          n/a
  801269671       n/a      ALONGI SEBASTIAN V             NJ     161,500.00     10.750     7.000     85.00       n/a          n/a
  801273087       n/a      DUNCAN SUZETTE                 NY     140,000.00     12.375     8.750     80.00       n/a          n/a
  801273392       n/a      CLOUSE WILLIAM L               OH      94,500.00     10.375     7.000     90.00       n/a          n/a
  801274788       n/a      HOPKINS GREGORY S              CT      75,000.00      9.625     6.500     76.53       n/a          n/a
  801276304       n/a      SYKES BECKY J                  FL      46,900.00     13.250    10.000     70.00       n/a          n/a
  801281361       n/a      VERGHITSIS STELLA              NJ     174,250.00     10.875     7.375     85.00       n/a          n/a
  801285503       n/a      KIANES ANDREA                  NJ     212,500.00     12.250     8.125     85.00       n/a          n/a
  801286097       n/a      SMITH CORRAY LYNN              UT     111,600.00     10.000     6.625     90.00       n/a          n/a
  801287301       n/a      LUMLEY DEIDRE L                MO      47,600.00     11.125     7.350     85.00       n/a          n/a
  801288788       n/a      CARTER DWAYNE                  IN      53,550.00     10.500     6.250     85.00       n/a          n/a
  801293663       n/a      ASHBEY SEAN                    NY     140,000.00     12.750     9.000     80.00       n/a          n/a
  801294158       n/a      MAURER DOUGLAS M               OH      39,500.00      9.375     5.500     45.40       n/a          n/a
  801295171       n/a      SAMSON DANTE D                 IL      56,800.00     12.125     8.000     80.00       n/a          n/a
  801296054       n/a      JONES CAROL A                  IN      59,500.00     11.375     7.000     85.00       n/a          n/a
  801298621       n/a      FERDINAND DENISE               MA      55,500.00     13.000     9.125      0.00       n/a          n/a
  801299496       n/a      THOMAS CARMELA L.              IN      25,600.00     12.125     8.000     80.00       n/a          n/a
  801299611       n/a      WARD JIMMIE                    MO      46,750.00     10.875     7.000     85.00       n/a          n/a
  801300104       n/a      IFORD LUCIUS                   NC      85,600.00     12.125     8.000     80.00       n/a          n/a
  801300567       n/a      GONZALES JOSEPH                CO      99,000.00      9.375     6.250     90.00       n/a          n/a
  801302084       n/a      SPURIEL ANNETTE L              PA      42,400.00      8.750     5.500     80.00       n/a          n/a
  801305715       n/a      SAUER ROBERT L                 FL     102,000.00     11.000     7.875     85.00       n/a          n/a
  801305806       n/a      LOWE MARY ANN                  NM     120,700.00     12.250     8.125     85.00       n/a          n/a
  801309451       n/a      BIDDLE ANN E                   NJ     108,000.00     13.000     9.125     80.00       n/a          n/a
  801311820       n/a      JACOBBE GEORGE R               MA     351,000.00      9.875     6.250     90.00       n/a          n/a
  801313180       n/a      BARRETT SHAHEIN R              IN      42,500.00     10.500     6.250     85.00       n/a          n/a
  801315409       n/a      INCLE DONNA                    NY     166,500.00     11.000     7.375     90.00       n/a          n/a
  801315748       n/a      BROWN AMY L                    PA      86,400.00      9.875     6.500     80.00       n/a          n/a
  801324062       n/a      NEVINS SETH W                  IN      81,000.00      9.375     6.250     90.00       n/a          n/a
  801324880       n/a      HOWARD LA JOEL ALLEN           NJ     106,900.00     10.375     7.250     80.98       n/a          n/a
  801325861       n/a      PATTERSON JERRY R              CO     126,900.00      8.875     5.750     90.00       n/a          n/a
  801326612       n/a      HILL JUSTIN                    CO     175,000.00      9.375     6.250     89.97       n/a          n/a
 8000057193       n/a      ERVIN LORETTA                  MO      39,100.00      9.125     5.500     85.00       n/a          n/a
 8000061674       n/a      FITZGERALD SEAN                IL     102,000.00      7.375     4.000     56.66       n/a          n/a
 8000064025       n/a      LEE JR. CHARLES                AL      99,600.00     11.250     7.000     85.86       n/a          n/a
 8000066525       n/a      EVANS JR BENJAMIN H            NC      41,400.00     10.000     6.250     89.80       n/a          n/a
 8000068760       n/a      WHISONANT CAROLYN H            AL     108,000.00      9.875     5.750     90.00       n/a          n/a
  801164310       n/a      AL-DHALIMI MOHAMMED            MI     176,400.00     10.750     7.500     80.00       n/a          n/a
  801292095       n/a      DAUB TERRY LEON                VA     102,000.00      9.875     6.250     89.86       n/a          n/a
  801300906       n/a      BROOKS ANNETTE                 NC     108,500.00      9.875     5.500     75.34       n/a          n/a
  801154923       n/a      BARTOLI JOHN                   PA      48,000.00      8.125     5.000     78.68       n/a          n/a
  801166216       n/a      LAPORTA JOSEPH                 AZ     106,165.00     10.125     6.750     85.00       n/a          n/a
  801050592       n/a      WILLIAMS ANTHONY               TX      52,200.00      9.625     6.250     90.00       n/a          n/a
  801117698       n/a      BILLIE ANNIE                   NJ      65,000.00      9.625     6.000     59.09       n/a          n/a
  801145756       n/a      LIPPIE SR THOMAS J             MA     306,000.00     10.625     6.750     85.00       n/a          n/a
  801150962       n/a      TRUNCALE RICHARD S             NY      97,500.00     11.375     7.250     65.00       n/a          n/a
  801166794       n/a      H0DON TINA M                   PA      31,920.00     12.000     9.000     80.00       n/a          n/a
  801167172       n/a      UNDERDUE APRIL                 PA      35,600.00     13.125     9.500     80.00       n/a          n/a
  801168337       n/a      MCBRIDE MATHIS                 CT     175,000.00     10.500     7.000     84.95       n/a          n/a
  801193004       n/a      STICKLER BRADY J               UT     107,550.00      9.875     6.625     90.00       n/a          n/a
  801193400       n/a      COSTELLO MARTIN J              MA      85,000.00     10.250     6.625     73.91       n/a          n/a
  801194440       n/a      VALDEZ ROBIN L                 UT      87,550.00     11.750     8.125     85.00       n/a          n/a
  801198995       n/a      GRAHAM C. ELAINE               MI      76,400.00      9.875     6.500     80.00       n/a          n/a
  801199316       n/a      THOMAS DEBORAH D               DC     102,400.00     10.125     5.750     80.00       n/a          n/a
  801204629       n/a      STEVENS MICHELLE               PA      30,800.00     12.125     8.750     88.00       n/a          n/a
  801205212       n/a      WINNETT SIDNEY L               ID      68,850.00     12.125     8.625     85.00       n/a          n/a
  801216680       n/a      HAIRSTON TROY                  VA      80,750.00     10.625     7.000     85.00       n/a          n/a
  801227802       n/a      GARRIS CHERYL LYNNE            NC     114,300.00      9.625     6.250     87.25       n/a          n/a
  801231044       n/a      PERCZUK THOMAS F               MI     126,000.00     11.125     7.750     75.00       n/a          n/a
  801232372       n/a      HOFER PAMELA SUE               IL      78,000.00     11.625     7.250     65.00       n/a          n/a
  801234022       n/a      RICHARD PETE                   IL      70,900.00      9.875     6.000     59.08       n/a          n/a
  801234964       n/a      DAVISON JUDY                   UT     106,500.00     11.750     7.625     75.00       n/a          n/a
  801237322       n/a      JONES HELEN ELIZABETH          MD      45,600.00     13.375     9.500     78.62       n/a          n/a
  801238437       n/a      CAPELLI JINA E                 NM      30,000.00     10.875     7.500     62.76       n/a          n/a
  801240664       n/a      MCCLINTON WILLIAM J.           OH      42,700.00      8.750     5.000     74.91       n/a          n/a
  801248329       n/a      LYNCH EDWARD F                 PA      89,250.00     10.000     6.250     85.00       n/a          n/a
  801250853       n/a      SHEPHERD KYLE A                UT     140,700.00     14.125    10.000     70.00       n/a          n/a

    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
  801248121       n/a      WALTON CLYDE                   0      00 00 00                  621       A
  801248899       n/a      KREMPASKY MARGARET             0      00 00 00                  026       A
  801249996       n/a      HABERSHON RAYMOND              0      00 00 00                  026       A
  801253162       n/a      ARMSTRONG STEPHEN              0      00 00 00                  026       A
  801254764       n/a      JAMES SANDRA J                 0      00 00 00                  026       A
  801265026       n/a      DODDS DOUGLAS                  0      00 00 00                  026       A
  801265737       n/a      WEISS ROBERT                   0      00 00 00                  026       A
  801269671       n/a      ALONGI SEBASTIAN V             0      00 00 00                  066       A
  801273087       n/a      DUNCAN SUZETTE                 0      00 00 00                  026       A
  801273392       n/a      CLOUSE WILLIAM L               0      00 00 00                  026       A
  801274788       n/a      HOPKINS GREGORY S              0      00 00 00                  026       A
  801276304       n/a      SYKES BECKY J                  0      00 00 00                  066       A
  801281361       n/a      VERGHITSIS STELLA              0      00 00 00                  026       A
  801285503       n/a      KIANES ANDREA                  0      00 00 00                  026       A
  801286097       n/a      SMITH CORRAY LYNN              0      00 00 00                  621       A
  801287301       n/a      LUMLEY DEIDRE L                0      00 00 00                  026       A
  801288788       n/a      CARTER DWAYNE                  0      00 00 00                  026       A
  801293663       n/a      ASHBEY SEAN                    0      00 00 00                  026       A
  801294158       n/a      MAURER DOUGLAS M               0      00 00 00                  622       A
  801295171       n/a      SAMSON DANTE D                 0      00 00 00                  026       A
  801296054       n/a      JONES CAROL A                  0      00 00 00                  026       A
  801298621       n/a      FERDINAND DENISE               0      00 00 00                  026       A
  801299496       n/a      THOMAS CARMELA L.              0      00 00 00                  026       A
  801299611       n/a      WARD JIMMIE                    0      00 00 00                  026       A
  801300104       n/a      IFORD LUCIUS                   0      00 00 00                  026       A
  801300567       n/a      GONZALES JOSEPH                0      00 00 00                  026       A
  801302084       n/a      SPURIEL ANNETTE L              0      00 00 00                  026       A
  801305715       n/a      SAUER ROBERT L                 0      00 00 00                  026       A
  801305806       n/a      LOWE MARY ANN                  0      00 00 00                  026       A
  801309451       n/a      BIDDLE ANN E                   0      00 00 00                  026       A
  801311820       n/a      JACOBBE GEORGE R               0      00 00 00                  026       A
  801313180       n/a      BARRETT SHAHEIN R              0      00 00 00                  026       A
  801315409       n/a      INCLE DONNA                    0      00 00 00                  026       A
  801315748       n/a      BROWN AMY L                    0      00 00 00                  026       A
  801324062       n/a      NEVINS SETH W                  0      00 00 00                  026       A
  801324880       n/a      HOWARD LA JOEL ALLEN           0      00 00 00                  026       A
  801325861       n/a      PATTERSON JERRY R              0      00 00 00                  622       A
  801326612       n/a      HILL JUSTIN                    0      00 00 00                  026       A
 8000057193       n/a      ERVIN LORETTA                  0      00 00 00                  026       A
 8000061674       n/a      FITZGERALD SEAN                0      00 00 00                  026       A
 8000064025       n/a      LEE JR. CHARLES                0      00 00 00                  026       A
 8000066525       n/a      EVANS JR BENJAMIN H            0      00 00 00                  026       A
 8000068760       n/a      WHISONANT CAROLYN H            0      00 00 00                  622       A
  801164310       n/a      AL-DHALIMI MOHAMMED            0      00 00 00                  066       A
  801292095       n/a      DAUB TERRY LEON                0      00 00 00                  026       A
  801300906       n/a      BROOKS ANNETTE                 0      00 00 00                  026       A
  801154923       n/a      BARTOLI JOHN                   0      00 00 00                  026       A
  801166216       n/a      LAPORTA JOSEPH                 0      00 00 00                  026       A
  801050592       n/a      WILLIAMS ANTHONY               0      00 00 00                  026       A
  801117698       n/a      BILLIE ANNIE                   0      00 00 00                  026       A
  801145756       n/a      LIPPIE SR THOMAS J             0      00 00 00                  026       A
  801150962       n/a      TRUNCALE RICHARD S             0      00 00 00                  026       A
  801166794       n/a      H0DON TINA M                   0      00 00 00                  026       A
  801167172       n/a      UNDERDUE APRIL                 0      00 00 00                  026       A
  801168337       n/a      MCBRIDE MATHIS                 0      00 00 00                  026       A
  801193004       n/a      STICKLER BRADY J               0      00 00 00                  621       A
  801193400       n/a      COSTELLO MARTIN J              0      00 00 00                  026       A
  801194440       n/a      VALDEZ ROBIN L                 0      00 00 00                  026       A
  801198995       n/a      GRAHAM C. ELAINE               0      00 00 00                  026       A
  801199316       n/a      THOMAS DEBORAH D               0      00 00 00                  026       A
  801204629       n/a      STEVENS MICHELLE               0      00 00 00                  026       A
  801205212       n/a      WINNETT SIDNEY L               0      00 00 00                  622       A
  801216680       n/a      HAIRSTON TROY                  0      00 00 00                  026       A
  801227802       n/a      GARRIS CHERYL LYNNE            0      00 00 00                  026       A
  801231044       n/a      PERCZUK THOMAS F               0      00 00 00                  026       A
  801232372       n/a      HOFER PAMELA SUE               0      00 00 00                  026       A
  801234022       n/a      RICHARD PETE                   0      00 00 00                  026       A
  801234964       n/a      DAVISON JUDY                   0      00 00 00                  621       A
  801237322       n/a      JONES HELEN ELIZABETH          0      00 00 00                  026       A
  801238437       n/a      CAPELLI JINA E                 0      00 00 00                  026       A
  801240664       n/a      MCCLINTON WILLIAM J.           0      00 00 00                  026       A
  801248329       n/a      LYNCH EDWARD F                 0      00 00 00                  026       A
  801250853       n/a      SHEPHERD KYLE A                0      00 00 00                  621       A

Hfs98-4                            12/9/98 th                      Page 24 of 24

                                ALLIANCE FUNDING
                         A division of Superior Bank FSB
          Loans Funded and Available for Sale to 1998-4 as of 11/17/98

    Orig         LSAMS                                            Current        Note                                         Paid
   Account      Accounts           Name                 State    Principal       Rate     Margin      LTV      AFCDate     thru Date
------------------------------------------------------------------------------------------------------------------------------------
  801259565       n/a      PROSKA LINDA F                 PA      72,000.00     12.750     8.875     80.00       n/a          n/a
  801260076       n/a      WILLIAMS ANDRE M               CO     107,100.00      9.625     6.000     85.00       n/a          n/a
  801261561       n/a      BAILEY EDDIE                   NJ     161,500.00     11.750     7.750     85.00       n/a          n/a
  801262718       n/a      HILL DAVID                     OH      49,600.00      9.375     5.000     76.30       n/a          n/a
  801271792       n/a      MCGUIRE DEBORAH K              OR     140,000.00     11.875     8.000     70.00       n/a          n/a
  801274614       n/a      PAISLEY MELVIN E               CT     164,250.00      8.250     5.000     90.00       n/a          n/a
  801274994       n/a      COLLAZO FRED I                 CO     601,900.00      9.625     5.250     69.99       n/a          n/a
  801278409       n/a      PIESNER MARK                   CT      75,750.00     11.750     7.625     75.00       n/a          n/a
  801279787       n/a      MATEEN PARVIZ                  IL     138,000.00      9.375     5.500     75.00       n/a          n/a
  801285974       n/a      SUAREZ JOSE J                  FL      61,200.00      8.875     5.250     90.00       n/a          n/a
  801286196       n/a      MORRISON WILLIE                OH      63,750.00     10.000     5.750     85.00       n/a          n/a
  801287798       n/a      RAINEY FLORENCE                MO     130,050.00     10.125     6.750     85.00       n/a          n/a
  801289935       n/a      SALAZAR THOMAS                 UT     144,500.00     12.250     8.125     85.00       n/a          n/a
  801293903       n/a      DAVIS MONA                     SC      42,415.00     11.250     7.000     85.00       n/a          n/a
  801297433       n/a      WOKS KENNETH                   CA     131,250.00     10.250     6.375     75.00       n/a          n/a
  801301201       n/a      PALMER STERLING                FL     148,500.00      9.375     5.750     90.00       n/a          n/a
  801301714       n/a      TOBAR GREGORY                  IL      60,000.00     12.125     8.000     80.00       n/a          n/a
  801304510       n/a      MOBLEY ESTER                   OH      60,300.00      9.625     6.000     90.00       n/a          n/a
  801315573       n/a      CRABTREE CHRISTOPHER C         OH      61,250.00     11.250     7.000     84.95       n/a          n/a
  801327339       n/a      FIGUEROA JORGE                 NY      60,000.00     11.625     7.500     44.44       n/a          n/a
 8000033426       n/a      SODEN GEORGE                   NY     153,700.00      8.375     5.000     80.89       n/a          n/a
 8000045461       n/a      TOOLE MYRA                     AL      99,000.00      9.500     5.750     90.00       n/a          n/a
 8000056757       n/a      WOLFE DALE A                   IA      20,000.00     11.750     7.250     64.51       n/a          n/a
 8000065345       n/a      SOLIZ RUDY R.                  AZ      61,200.00     10.375     6.500     85.00       n/a          n/a
 8000065667       n/a      MCDANIELS JAMES C              NJ      58,400.00     10.750     6.500     75.84       n/a          n/a
  800941825       n/a      ROY STEPHEN W                  MA     180,800.00     12.375     8.750     80.00       n/a          n/a
  801124165       n/a      GARDNER MICHAEL                IL     233,700.00     10.500     6.250     84.98       n/a          n/a
  801151168       n/a      NAUMESCU ALEXANDRU B           NJ      77,050.00     11.625     8.000     67.00       n/a          n/a
  801186412       n/a      LIADI CECILIA                  NY     191,250.00     10.125     6.100     85.00       n/a          n/a
  801214180       n/a      BAKOVIC FEJZO                  NY     225,250.00     10.750     7.125     85.00       n/a          n/a
  801262783       n/a      HILL DAVID                     OH      48,000.00      9.375     5.750     80.00       n/a          n/a
  801263971       n/a      JOHNSON MELISSA P              UT      69,700.00     11.000     7.875     85.00       n/a          n/a
  801277021       n/a      CASTELLANOS OLGA F             CT      76,500.00     10.375     7.000     85.95       n/a          n/a
  801279944       n/a      ALVAREZ ANTONIO                PA      34,000.00     12.125     8.500     85.00       n/a          n/a
  801281015       n/a      RANKIN IAN                     NY     131,050.00     12.250     8.125     85.09       n/a          n/a
  801302308       n/a      SAGLIMBENI GIOVANNA            NJ     140,000.00      9.500     5.875     60.34       n/a          n/a
  801309717       n/a      BOND JOSEPH                    NY     132,000.00     13.625     9.500     77.64       n/a          n/a
  801314352       n/a      IANNETTONI DOMINIC J           NJ     121,000.00      9.375     5.750     78.06       n/a          n/a
 8000010275       n/a      MYERS DEBRA K                  MS      62,700.00     11.750     7.250     85.89       n/a          n/a
 8000063803       n/a      JOHNSON ANGLENETTE             IL      78,000.00      8.875     5.750     80.41       n/a          n/a
  801127879       n/a      POLENZ KATHERINE E             PA      90,000.00      9.750     7.375     90.00       n/a          n/a
  801250887       n/a      ARGUETTE FRANKIE               CT     153,000.00     10.375     7.500     85.00       n/a          n/a
  801263336       n/a      STEPHENSON ASTON               NY     150,480.00     11.375     7.375     85.98       n/a          n/a
  801266776       n/a      JACKSON CALLIE M               MI      41,580.00     10.625     7.755     90.00       n/a          n/a
  801283078       n/a      KARPINSKI RONALD J             OH     104,000.00      9.625     5.750     80.00       n/a          n/a
  801294661       n/a      MATTOS RAYMOND J SR            MA      88,000.00     12.625     8.625     80.00       n/a          n/a
  801309006       n/a      LABRUNO SR NICHOLAS            NJ      98,400.00     13.250     9.125     80.00       n/a          n/a
 8000028459       n/a      ODOM ROBERT                    TX      29,200.00     10.500     6.500     64.88       n/a          n/a
 8000034911       n/a      MURRAY RANDY                   SD      17,700.00     12.500     7.750     80.45       n/a          n/a
 8000062672       n/a      POLK LINDA                     AR      34,200.00      9.375     5.500     85.50       n/a          n/a
  801265620       n/a      VANOSTRAND DIANE               NY      83,200.00     13.375     9.500     80.00       n/a          n/a
 8000050669       n/a      JONES KEITHER JANINE           MI      77,300.00     10.625     6.250     85.88       n/a          n/a
  801128794       n/a      ECHEVARRIA RAMON               NY     149,600.00     11.500     7.875     85.00       n/a          n/a
  801199878       n/a      KELLER DAVID K                 CT     127,500.00     10.250     6.125     85.00       n/a          n/a
  801200924       n/a      BEALE DOUGLAS                  CT     102,000.00     11.250     7.500     85.00       n/a          n/a
 8000052046       n/a      VAZQUEZ JESUS M.               NM     135,000.00     10.000     6.500     90.00       n/a          n/a
 8000063100       n/a      HARLESS ALBERT                 AR      40,000.00     10.250     6.250     73.39       n/a          n/a
 8000042781       n/a      SWEET RICHARD                  NC      22,950.00     11.750     8.250     85.00       n/a          n/a
 8000060791       n/a      CALDERON CHRISTINA             OR      76,500.00     11.125     7.000     85.00       n/a          n/a
 8000066608       n/a      TUCKER NORMAN                  PA      17,000.00     11.500     7.000     85.00       n/a          n/a
  801239054       n/a      SAKUSKI HEATH A                PA      53,450.00     13.125     9.500     80.98       n/a          n/a
--------------------------------------------------------------------------------
ARM Loans Set to Close                                   385  43,864,140.00                           90.4

                                                         451  53,393,804.83
                                                              44,530,343.90 Needed
                                                               8,863,460.93 Excess/Short           120%


    Orig         LSAMS                                             Hold     Tracking    Program    Rate
   Account      Accounts           Name                 30 Day     Code    Identifier    Type      Flag
--------------------------------------------------------------------------------------------------------
  801259565       n/a      PROSKA LINDA F                 0      00 00 00                  026       A
  801260076       n/a      WILLIAMS ANDRE M               0      00 00 00                  026       A
  801261561       n/a      BAILEY EDDIE                   0      00 00 00                  026       A
  801262718       n/a      HILL DAVID                     0      00 00 00                  026       A
  801271792       n/a      MCGUIRE DEBORAH K              0      00 00 00                  026       A
  801274614       n/a      PAISLEY MELVIN E               0      00 00 00                  026       A
  801274994       n/a      COLLAZO FRED I                 0      00 00 00                  026       A
  801278409       n/a      PIESNER MARK                   0      00 00 00                  026       A
  801279787       n/a      MATEEN PARVIZ                  0      00 00 00                  026       A
  801285974       n/a      SUAREZ JOSE J                  0      00 00 00                  026       A
  801286196       n/a      MORRISON WILLIE                0      00 00 00                  026       A
  801287798       n/a      RAINEY FLORENCE                0      00 00 00                  026       A
  801289935       n/a      SALAZAR THOMAS                 0      00 00 00                  026       A
  801293903       n/a      DAVIS MONA                     0      00 00 00                  026       A
  801297433       n/a      WOKS KENNETH                   0      00 00 00                  026       A
  801301201       n/a      PALMER STERLING                0      00 00 00                  026       A
  801301714       n/a      TOBAR GREGORY                  0      00 00 00                  026       A
  801304510       n/a      MOBLEY ESTER                   0      00 00 00                  026       A
  801315573       n/a      CRABTREE CHRISTOPHER C         0      00 00 00                  026       A
  801327339       n/a      FIGUEROA JORGE                 0      00 00 00                  026       A
 8000033426       n/a      SODEN GEORGE                   0      00 00 00                  026       A
 8000045461       n/a      TOOLE MYRA                     0      00 00 00                  622       A
 8000056757       n/a      WOLFE DALE A                   0      00 00 00                  026       A
 8000065345       n/a      SOLIZ RUDY R.                  0      00 00 00                  622       A
 8000065667       n/a      MCDANIELS JAMES C              0      00 00 00                  026       A
  800941825       n/a      ROY STEPHEN W                  0      00 00 00                  026       A
  801124165       n/a      GARDNER MICHAEL                0      00 00 00                  026       A
  801151168       n/a      NAUMESCU ALEXANDRU B           0      00 00 00                  026       A
  801186412       n/a      LIADI CECILIA                  0      00 00 00                  026       A
  801214180       n/a      BAKOVIC FEJZO                  0      00 00 00                  026       A
  801262783       n/a      HILL DAVID                     0      00 00 00                  026       A
  801263971       n/a      JOHNSON MELISSA P              0      00 00 00                  026       A
  801277021       n/a      CASTELLANOS OLGA F             0      00 00 00                  026       A
  801279944       n/a      ALVAREZ ANTONIO                0      00 00 00                  026       A
  801281015       n/a      RANKIN IAN                     0      00 00 00                  026       A
  801302308       n/a      SAGLIMBENI GIOVANNA            0      00 00 00                  026       A
  801309717       n/a      BOND JOSEPH                    0      00 00 00                  026       A
  801314352       n/a      IANNETTONI DOMINIC J           0      00 00 00                  026       A
 8000010275       n/a      MYERS DEBRA K                  0      00 00 00                  622       A
 8000063803       n/a      JOHNSON ANGLENETTE             0      00 00 00                  622       A
  801127879       n/a      POLENZ KATHERINE E             0      00 00 00                  026       A
  801250887       n/a      ARGUETTE FRANKIE               0      00 00 00                  026       A
  801263336       n/a      STEPHENSON ASTON               0      00 00 00                  026       A
  801266776       n/a      JACKSON CALLIE M               0      00 00 00                  026       A
  801283078       n/a      KARPINSKI RONALD J             0      00 00 00                  622       A
  801294661       n/a      MATTOS RAYMOND J SR            0      00 00 00                  026       A
  801309006       n/a      LABRUNO SR NICHOLAS            0      00 00 00                  026       A
 8000028459       n/a      ODOM ROBERT                    0      00 00 00                  026       A
 8000034911       n/a      MURRAY RANDY                   0      00 00 00                  026       A
 8000062672       n/a      POLK LINDA                     0      00 00 00                  622       A
  801265620       n/a      VANOSTRAND DIANE               0      00 00 00                  026       A
 8000050669       n/a      JONES KEITHER JANINE           0      00 00 00                  026       A
  801128794       n/a      ECHEVARRIA RAMON               0      00 00 00                  026       A
  801199878       n/a      KELLER DAVID K                 0      00 00 00                  026       A
  801200924       n/a      BEALE DOUGLAS                  0      00 00 00                  066       A
 8000052046       n/a      VAZQUEZ JESUS M.               0      00 00 00                  622       A
 8000063100       n/a      HARLESS ALBERT                 0      00 00 00                  622       A
 8000042781       n/a      SWEET RICHARD                  0      00 00 00                  026       A
 8000060791       n/a      CALDERON CHRISTINA             0      00 00 00                  622       A
 8000066608       n/a      TUCKER NORMAN                  0      00 00 00                  026       A
  801239054       n/a      SAKUSKI HEATH A                0      00 00 00                  026       A
-------------------------------------------------

                                    EXHIBIT S

                    MORTGAGE LOANS 30 OR MORE DAYS DELINQUENT

                                    EXHIBIT T

                         SUBSEQUENT TRANSFER INSTRUMENT

     Pursuant to this Subsequent Transfer Instrument (the "Instrument"), dated ___________, 199__, between Superior Bank FSB, as seller (the "Depositor"), and LaSalle National Bank, as Trustee of the AFC Mortgage Loan Asset Backed Certificates, Series 1998-4, as purchaser (the "Trustee"), and pursuant to the Pooling and Servicing Agreement, dated as of November 1, 1998, by and among Superior Bank FSB, as Depositor and Servicer, and LaSalle National Bank, as Trustee (the "Pooling and Servicing Agreement"), the Depositor and the Trustee agree to the sale by the Depositor and the purchase by the Trustee, on behalf of the Trust Fund, of the Mortgage Loans listed on the attached Schedule of Mortgage Loans (the "Subsequent Mortgage Loans").

     Capitalized terms used and not defined herein have their respective meanings as set forth in the Pooling and Servicing Agreement.

     Section 1. Conveyance of Subsequent Mortgage Loans.

     (a) The Depositor, upon receipt of the purchase price therefor, does hereby sell, transfer, assign, set over and convey to the Trustee, on behalf of the Trust Fund, without recourse, all of its right, title and interest in and to the Subsequent Mortgage Loans, excepting the Depositor's Yield, and including all amounts due on the Subsequent Mortgage Loans after the related Subsequent Cut-Off Date, and all items with respect to the Subsequent Mortgage Loans to be delivered pursuant to Section 2.04 of the Pooling and Servicing Agreement; provided, however that the Depositor reserves and retains all right, title and interest in and to amounts (including Prepayments, Curtailments and Excess Payments) due on the Subsequent Mortgage Loans on or prior to the related Subsequent Cut-off Date. The Depositor, contemporaneously with the delivery of this Agreement, has delivered or caused to be delivered to the Trustee or, if a Custodian has been appointed pursuant to Section 12.12 of the Pooling and Servicing Agreement, to the Custodian each item set forth in Section 2.04 of the Pooling and Servicing Agreement. The transfer to the Trustee by the Depositor of the Subsequent Mortgage Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Depositor, the Servicer, the Trustee and the Certificateholders to constitute and to be treated as a sale by the Depositor to the Trust Fund.

     (b) The expenses and costs relating to the delivery of the Subsequent Mortgage Loans, this Instrument and the Pooling and Servicing Agreement shall be borne by the Depositor.

     (c) Additional terms of the sale are set forth on Attachment A hereto.

     Section 2. Representations and Warranties; Conditions Precedent.

     (a) The Depositor, contemporaneously with the delivery of this Agreement, hereby affirms the representations and warranties set forth in Section 3.02 of the Pooling and Servicing Agreement that relate to the Subsequent Mortgage Loans as of the date hereof. The Depositor hereby confirms that each of the conditions set forth in Section 2.10(b), and as applicable, Section 2.10(c) or Section 2.10(d), of the Pooling and Servicing Agreement are satisfied as of the date hereof.

     (b) All terms and conditions of the Pooling and Servicing Agreement are hereby ratified and confirmed; provided, however, that in the event of any conflict the provisions of this Instrument shall control over the conflicting provisions of the Pooling and Servicing Agreement.

     Section 3. Recordation of Instrument.

     To the extent permitted by applicable law, this Instrument, or a memorandum thereof if permitted under applicable law, is subject to recordation in all appropriate public offices for real property records in all of the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the Certificateholders' expense on direction of the Certificate Insurer or the related Majority Certificateholders, but only when accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders or is necessary for the administration or servicing of the Mortgage Loans.

     Section 4. Governing Law.

     This Instrument shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, without giving effect to principles of conflicts of law.

     Section 5. Counterparts.

     This Instrument may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same instrument.

     Section 6. Successors and Assigns.

     This Instrument shall inure to the benefit of and be binding upon the Depositor and the Trustee and their respective successors and assigns.


                                        SUPERIOR BANK FSB

                                        By: _______________________________
                                            Name:
                                            Title:


                                        AFC MORTGAGE LOAN ASSET
                                        BACKED CERTIFICATES, SERIES 1998-4

                                        By: LASALLE NATIONAL BANK,
                                                  as Trustee

                                        By: _______________________________
                                            Name:
                                            Title:



Attachments

         A.   Additional terms of the sale.
         B.   Schedule of Subsequent Mortgage Loans.




           AFC MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4
                       ATTACHMENT A TO SUBSEQUENT TRANSFER
                             INSTRUMENT FOR GROUP 1
                                  Series 1998-4
                                 ________, 199__


A.

     1.       Subsequent Cut-off Date:                                           ________

     2.       Pricing Date:                                                      ________

     3.       Subsequent Transfer Date:                                          ________

     4.       Aggregate Principal Balance of the Sub-Pool I Subsequent
              Mortgage Loans as of the Subsequent Cut-off Date:                  $_______

     5.       Aggregate Principal Balance of the Sub-Pool II Subsequent
              Mortgage Loans as of the Subsequent Cut-off Date:                  $_______

     6.       Purchase Price for Sub-Pool I Subsequent Mortgage Loans            $_______

     7.       Purchase Price for Sub-Pool II Subsequent Mortgage Loans           $_______

     8.       Amount for deposit into the Group 1 Interest Coverage
              Account                                                            $_______
     9.       Aggregate Principal Balance of Sub-Pool I Subsequent
              Mortgage Loans that are Permanent Buydown Companion
              Loans                                                              $_______

    10.       Aggregate Principal Balance of Sub-Pool II Subsequent
              Mortgage Loans that are Permanent Buydown Companion
              Loans                                                              $_______

B.   I.       As to the Sub-Pool I Subsequent Mortgage Loans the subject of this Instrument (excluding any Permanent Buydown
              Companion Loans)

     1.       Longest original term to maturity:                                  _______months

     2.       Shortest original term to maturity:                                 _______months

     3.       Lowest Mortgage Rate:                                               _______%

     4.       Greatest Combined Loan-to-Value Ratio:                              _______%





     II.      As to all Sub-Pool I Mortgage Loans (other than any Permanent
              Buydown Companion Loans), upon final transfer of all Sub-Pool I
              Subsequent Mortgage Loans:

     1.       Percentage with a first payment date no later than April 1,
              1999                                                                _______%

     2.       WAC                                                                 _______%

     3.       WAM (remaining)                                                     _______months

     4.       Weighted Average CLTV                                               _______%

     5.       Balloon Loans                                                       _______%

     6.       Non-owner occupied Mortgaged Properties                             _______%

     7.       Single Zip Code                                                     _______%

     8.       Condominiums and PUDs                                               _______%

     9.       One-Family Properties                                               _______%

     10.      Multifamily and Mixed Use                                           _______%

     11.      Commercial Properties                                               _______%

     12.      Manufactured Homes                                                  _______%

     13.      First Liens                                                         _______%


C.   I.       As to the Sub-Pool II Subsequent Mortgage Loans the subject of this Agreement (excluding any Permanent Buydown
              Companion Loans):
     1.       Longest original term to maturity                                   _______months

     2.       Shortest original term to maturity                                  _______months

     3.       Lowest Mortgage Rate                                                _______%

     4.       Greatest CLTV                                                       $______

     5.       Greatest Principal Balance
     II.      As to any Sub-Pool II Mortgage Loans (other than any Permanent
              Buydown Companion Loans), upon final transfer of all Sub-Pool II
              Subsequent Mortgage Loans:
     1.       Percentage with a first payment date no later than April 1,
              1999                                                                 ______%

     2.       WAC                                                                  ______%





     3.       WAM (remaining)                                                     ________months

     4.       CLTV                                                                ________%

     5.       Balloon Loans                                                       ________%

     6.       Non-owner occupied Mortgaged Properties                             ________%

     7.       Single Zip Code Concentration                                       ________%

     8.       Condominiums                                                        ________%

     9.       Single Family Properties                                            ________%

     10.      Multifamily and Mixed Use Properties                                ________%

     11.      Manufactured Homes                                                  ________%

     12.      Commercial Properties                                               ________%


           AFC MORTGAGE LOAN ASSET BACKED CERTIFICATES, SERIES 1998-4
                       ATTACHMENT A TO SUBSEQUENT TRANSFER
                             INSTRUMENT FOR GROUP 2
                                  Series 1998-4
                                 ________, 199__





A.

     1.       Subsequent Cut-off Date:                                            ________

     2.       Pricing Date:                                                       ________

     3.       Subsequent Transfer Date:                                           ________

     4.       Aggregate Principal Balance of the Sub-Pool III Subsequent
              Mortgage Loans as of the Subsequent Cut-off Date:                   $_______

     5.       Aggregate Principal Balance of the Sub-Pool IV Subsequent
              Mortgage Loans:                                                     $_______

     6.       Purchase Price:                                                     $_______

     7.       Amount for deposit into the Group 2 Interest Coverage
              Account                                                             $_______

B.   I.       As to the Sub-Pool III Subsequent Mortgage Loans the subject of this Instrument:

     1.       Longest original term to maturity:                                  _______months

     2.       Shortest original term to maturity:                                 _______months

     3.       Lowest Gross Margin:                                                _______%

     4.       Lowest Minimum Mortgage Rate:                                       _______%

     5.       Greatest Maximum Mortgage Rate:                                     _______%

     6.       Greatest LTV:                                                       _______%

     7.       Greatest Principal Balance:                                         $_______

     II. As to all Sub-Pool III Mortgage Loans, upon final transfer of all Sub-Pool III Subsequent Mortgage Loans:

     1.       Weighted Average Gross Margin:                                      _______%

     2.       WAM (remaining):                                                    _______%

     3.       Weighted average LTV:                                               _______%




     4.       Non-owner occupied Mortgaged Properties:                            ______%

     5.       Single zip code concentration:                                      ______%

     6.       Condominiums and PUDs                                               ______%

     7.       One-Family:                                                         ______%

     8.       Manufactured Homes:                                                 ______%

     9.       Multifamily, Mixed Use:                                             ______%

     10.      First Liens:                                                        ______%


C.   I.       As to the Sub-Pool IV Subsequent Mortgage Loans the subject of this Instrument:

     1.       Longest original term to maturity                                   _______months

     2.       Shortest original term to maturity                                  _______months

     3.       Lowest Minimum Mortgage Rate                                        _______%

     4.       Greatest Maximum Mortgage Rate                                      _______%

     5.       Greatest CLTV                                                       _______%

     6.       Greatest Principal Balance                                          $_______

     II. As to all Sub-Pool IV Mortgage Loans, upon final transfer of all Sub-Pool IV Subsequent Mortgage Loans:

     1.       Weighted Average Gross Margin                                       _______%

     2.       WAM (remaining)                                                     _______months

     4.       Weighted Average LTV                                                _______%

     5.       Non-owner occupied Mortgaged Properties                             _______%

     6.       Single Zip Code Concentration                                       _______%

     7.       Condominiums and PUDS                                               _______%

     8.       Single Family                                                       _______%

     9.       Multifamily, Mixed Use, Commercial                                  _______%

     10.      Manufactured Homes                                                  _______%

     11.      First Lien                                                          _______%



                                    EXHIBIT U

                             FORM OF ADDITION NOTICE

                                           [Date]

[Trustee]
=====================

     Re: Pooling and Servicing Agreement, dated as of November 1, 1998 (the "Pooling and Servicing Agreement"), between [Depositor] [Trustee] and [Servicer], relating to AFC Mortgage Loan Asset Backed Certificates, Series 1998-4
          ---------------------------------------------------------------------

Ladies and Gentlemen:

     Pursuant to Section 2.10 of the Pooling and Servicing Agreement, [Depositor] has designated Subsequent Mortgage Loans to be sold to the Trust Fund on _____, 199__, with an aggregate principal balance of $________. [In connection therewith an amount equal to $______ will be remitted to you, as trustee, on the Subsequent Transfer Date for deposit into the [Group 1] [Group 2] Interest Coverage Account] [In addition, you are hereby authorized and instructed to (a) establish [two] accounts as Reserve Accounts pursuant to
Section 6.14 of the Pooling and Servicing Agreement to be designated as "Group 1 Reserve Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4", and "Group 2 Reserve Account, Superior Bank FSB, in trust for the registered holders of AFC Mortgage Loan Asset Backed Certificates, Series 1998-4", and (b) transfer on or before February 15, 1999 an amount equal to $_________ from the Group 1 Interest Coverage Account to the Group 1 Reserve Account and an amount equal to $_______ from the Group 2 Interest Coverage Account to the Group 2 Reserve Account.] Capitalized terms not otherwise defined herein have the meaning set forth in the Pooling and Servicing Agreement.

     Please acknowledge your receipt of this notice by countersigning the enclosed copy in the space indicated below and returning it to the attention of the undersigned.

                                        Very truly yours,

                                        [DEPOSITOR]

                                        By:        _________________________
                                        Name:      _________________________
                                        Title:     _________________________

ACKNOWLEDGED AND AGREED:

[The undersigned hereby certifies that the above described accounts have each been established as a trust accounts under Account Number _______ with respect to Group 1 and Account Number ______ with respect to Group 2 at the office of the Depository indicated above. The amounts deposited at any time in the accounts will be insured to the maximum amount provided by applicable law by the Federal Deposit Insurance Corporation.]

[TRUSTEE]

By:       ___________________________
Name:     ___________________________
Title:    ___________________________
Date:     ___________________________

                                    EXHIBIT V

              SCHEDULE OF MORTGAGE LOANS WITH LOST NOTE AFFIDAVITS